UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-03833

MAINSTAY VP FUNDS TRUST

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

30 Hudson Street

Jersey City, New Jersey 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

FORM N-CSR

Item 1.	Reports to Stockholders.

MainStay VP Wellington U.S. Equity Portfolio
(formerly known as MainStay VP MacKay Common Stock Portfolio)

Message from the President and Annual Report
December 31, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
The COVID-19 pandemic and inflation drove market performance during the 12-month reporting period ended December 31, 2021. Against all expectations, the pandemic remained a persistent force worldwide, with widespread outbreaks of highly transmissible variants disrupting life in many locations despite the widespread availability of effective vaccines. Supported by government stimulus and accommodative monetary policies, most global economies expanded, exceeding pre-pandemic levels. However, the pandemic continued to claim lives, and the recovery proved uneven, with some industries struggling in the face of labor shortages, supply-chain bottlenecks and sharply rising commodity prices.
Spurred by economic growth and rising inflationary pressures, positive investor sentiment buoyed stock markets while bond markets lagged. In the United States, the S&P 500® Index, a widely regarded benchmark of market performance, produced strong gains led by energy and real estate, followed by information technology and financials. Materials and consumer staples lagged the Index by a small margin, while health care and industrials trailed further behind. The traditionally defensive utilities and consumer staples sectors underperformed by a greater margin, with both sectors challenged by rising commodity prices, with communication services as the only sector to generate negative returns. Small- and mid-cap stocks, which outperformed for much of the reporting period, lost ground to large-cap stocks in the closing months of 2021 as risk appetites diminished and trailed for the year as a whole. Similarly, value stocks outperformed growth-oriented shares during the first half of the year, then fell behind in November and December. In developed international equity markets, the U.K. and Eurozone led Asia, while, overall, the international market lagged its U.S. counterpart, particularly during the second half of the reporting period. Emerging market equities suffered broad losses, though returns varied widely from country to country with some, such as India, producing solidly positive returns while others, most notably China, experiencing punishing declines.
U.S. and international bond markets produced mixed performance, buffeted by rising interest rates while supported by accommodative monetary policies and strong corporate financial results. Expectations for a quick economic recovery in early 2021 drove rising yields and a steep selloff in traditional safe havens, such as government bonds. A partial recovery in the summer of 2021 was followed by another dip in the fall, prompted by signals from central banks of their intention to soon withdraw monetary accommodation as a first step toward raising rates in an effort to combat rising inflation. Increasingly hawkish rhetoric from the U.S. Federal Reserve in November and December further pressured the fixed-income asset class. Corporate bonds fared relatively well given the positive corporate earnings environment and historically low default rates, with lower-rated issues significantly outperforming investment-grade credits. Emerging market corporate bonds came under pressure late in the reporting period due to slowing Chinese economic growth associated with a government regulatory crackdown and heightened concerns regarding a debt crisis in the Chinese real estate sector.
Today, the pandemic remains deeply felt in the economy and our personal lives. Yet, at the same time, post-pandemic trends are beginning to play an increasing role in the financial markets. As a MainStay VP investor, you can rely on us to manage our portfolios with a careful eye on the ever-changing investment landscape and provide you with disciplined investment tools to help you reach your financial goals. Thank you for your continued trust, which we strive to earn every day.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information, which includes information about MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended December 31, 2021
Class	Inception Date[1,2]	One Year	Five Years	Ten Years	Gross Expense Ratio[3]
Initial Class Shares	1/23/1984	28.78%	16.78%	15.80%	0.58%
Service Class Shares	6/5/2003	28.46	16.49	15.51	0.83

1.	Effective January 1, 2018, due to an organizational restructuring, all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC, a former subadvisor. The past performance in the graph and table prior to that date reflects the Portfolio’s prior subadvisor and principal investment strategies.
2.	Effective May 1, 2021, the Portfolio replaced its subadvisor and modified its principal investment strategies. The past performance in the graph and table prior to that date reflects the Portfolio's prior subadvisor and principal investment strategies.
3.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	One Year	Five Years	Ten Years
S&P 500® Index[1]	28.71%	18.47%	16.55%
Morningstar Large Blend Category Average[2]	25.37	15.96	14.27

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
1.	The S&P 500® Index is the Portfolio's primary benchmark. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The Morningstar Large Blend Category Average is representative of funds that represent the overall U.S. stock market in size, growth rates and price. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios tend to invest across the spectrum of U.S. industries, and owing to their broad exposure, the portfolios' returns are often similar to those of the S&P 500® Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP Wellington U.S. Equity Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2021 to December 31, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2021 to December 31, 2021. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended
December 31, 2021. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 7/1/21	Ending Account Value (Based on Actual Returns and Expenses) 12/31/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,107.70	$3.08	$1,022.28	$2.96	0.58%
Service Class Shares	$1,000.00	$1,106.30	$4.41	$1,021.02	$4.23	0.83%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP Wellington U.S. Equity Portfolio

Industry Composition as of December 31, 2021 (Unaudited)
Software	9.8%
Interactive Media & Services	8.3
Semiconductors & Semiconductor Equipment	7.2
Technology Hardware, Storage & Peripherals	5.7
Banks	4.3
Internet & Direct Marketing Retail	3.9
Capital Markets	3.7
IT Services	3.5
Health Care Equipment & Supplies	3.4
Entertainment	3.0
Household Products	3.0
Pharmaceuticals	2.8
Hotels, Restaurants & Leisure	2.8
Life Sciences Tools & Services	2.8
Machinery	2.6
Health Care Providers & Services	2.4
Beverages	2.4
Chemicals	2.3
Biotechnology	2.2
Textiles, Apparel & Luxury Goods	2.2
Automobiles	1.9%
Equity Real Estate Investment Trusts	1.6
Insurance	1.6
Electronic Equipment, Instruments & Components	1.6
Specialty Retail	1.6
Oil, Gas & Consumable Fuels	1.5
Professional Services	1.5
Electric Utilities	1.5
Consumer Finance	1.4
Aerospace & Defense	1.1
Diversified Telecommunication Services	1.1
Air Freight & Logistics	1.0
Building Products	1.0
Electrical Equipment	1.0
Communications Equipment	0.9
Commercial Services & Supplies	0.6
Short–Term Investment	0.8
Other Assets, Less Liabilities	–0.0‡
100.0%
‡	Less than one–tenth of a percent.
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of December 31, 2021 (excluding short-term investments) (Unaudited)
1.	Microsoft Corp.
2.	Alphabet, Inc.
3.	Apple, Inc.
4.	Amazon.com, Inc.
5.	Meta Platforms, Inc., Class A
6.	UnitedHealth Group, Inc.
7.	JPMorgan Chase & Co.
8.	Bank of America Corp.
9.	Procter & Gamble Co. (The)
10.	TJX Cos., Inc. (The)

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Migene Kim, CFA, and Mona Patni of MacKay Shields LLC (“MacKay Shields”), the Portfolio’s former Subadvisor, and Mammen Chally, CFA, Douglas W. McLane, CFA, and David A. Siegle, CFA, of Wellington Management Company LLP (“Wellington”), the Portfolio’s current Subadvisor.
How did MainStay VP Wellington U.S. Equity Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2021.
For the 12 months ended December 31, 2021, MainStay VP Wellington U.S. Equity Portfolio returned 28.78% for Initial Class shares and 28.46% for Service Class shares. Over the same period, Initial Class shares outperformed, and Service Class shares underperformed, the 28.71% return of the S&P 500® Index (the “Index”), which is the Portfolio’s benchmark. For the 12 months ended December 31, 2021, both share classes outperformed the 25.37% return of the Morningstar Large Blend Category Average.1
Were there any changes to the Portfolio during the reporting period?
At meetings held on January 21, January 25 and February 3, 2021, the Board of Trustees of MainStay VP Funds Trust considered and approved, among other related proposals: (i) appointing Wellington as the Portfolio’s subadvisor, and the related subadvisory agreement; (ii) changing the Portfolio’s name and modifying its non-fundamental “names rule” investment policy; and (iii) modifying the Portfolio’s principal investment strategies and investment process. These changes became effective on May 1, 2021. For more information on these and other changes refer to the supplement dated February 5, 2021.
In the process of implementing the new principal investment strategies and investment process, the Portfolio may have experienced a high level of portfolio turnover. Also, during this transition period, the Portfolio may not have been pursuing its investment objective or may not have been managed consistent with its investment strategies as stated in the Prospectus. This may have impacted the Portfolio’s performance.
What factors affected the Portfolio’s relative performance during the reporting period?
MacKay Shields
During the time MacKay Shields managed the Portfolio, the Portfolio outperformed the Index, helped by strong stock selection, most notably among financials, industrials and information technology stocks. Sector allocation effect mildly detracted from relative returns due to underweight exposure to the strong-performing energy and financials sectors. In terms of stock-selection model efficacy, the combination of signals used by the Portfolio’s quantitative stock selection model was rewarded primarily by valuation measures.
Wellington
During the time Wellington managed the Portfolio, the Portfolio underperformed the Index, primarily due to security selection.
Sector attribution, a result of Wellington's bottom-up stock selection process, also detracted from relative performance during the reporting period.
Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?
MacKay Shields
During the time MacKay Shields managed the Portfolio, the strongest positive contributors to the Portfolio’s performance relative to the Index were the industrials, financials and information technology sectors. (Contributions take weightings and total returns into account.) During the same period, the most significant detractors from benchmark-relative performance were the real estate, energy and materials sectors.
Wellington
During the time Wellington managed the Portfolio, security selection in the health care, communication services and financials sectors contributed positively to performance relative to the Index, while security selection in the information technology, consumer discretionary and utilities sectors detracted. From an allocation perspective, the Portfolio’s overweight allocation to communication services weighed on results but was marginally offset by the positive impact of an underweight exposure to materials.
During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?
MacKay Shields
The stocks providing the strongest positive contributions to the Portfolio’s absolute performance during the time MacKay Shields managed the Portfolio included systems software developer Microsoft and Internet content and information services provider Alphabet, the parent company of Google. During the same period, the most significant detractors from absolute performance were consumer technology company Apple, wireless communications technology firm Qualcomm and interactive home entertainment developer Take-Two Interactive Software.
Wellington
The strongest contributors to absolute performance during the time Wellington managed the Portfolio were holdings in enterprise software company Microsoft, consumer electronics maker Apple and technology holdings company Alphabet. Microsoft reported strong overall year-over-year growth in July 2021 and again delivered strong results in October, with balanced performance across the product set and good margin expansion in all three reporting segments. Shares of Apple rose throughout the reporting

1.	See page 5 for more information on benchmark and peer group returns.
8	MainStay VP Wellington U.S. Equity Portfolio

period on strong sales and earnings, gaining further ground after the company was granted a stay from a U.S. appeals court in December which prevented the company from being forced to allow payments outside of Apple’s app store, a change ordered by a federal judge as part of the company's antitrust battle with Epic Games. Shares of Alphabet, the parent company of Internet advertising giant Google, rose during the reporting period following company reported results in July that far exceeded consensus revenue and earnings-per-share estimates. The strong results were driven by a surge in advertising from retail marketers eager to encourage consumer spending via e-commerce, as well as consumers physically returning to stores. In October, the company reported results that beat expectations again.
The most significant detractors from the Portfolio’s absolute performance were holdings in financial technology company Global Payments, entertainment provider The Walt Disney Company and financial technology company Fidelity National Information Services. Shares of Global Payments lost ground despite posting first- and third-quarter 2021 earnings that exceeded consensus estimates. Rather than reward this positive news, market participants appeared more focused on increasing competition in the electronic payments space, and also reacted skeptically to two acquisitions announced by the company. Shares of Disney fell after the company reported second- and third-quarter revenue below expectations on revenue, total subscribers and segment operating income. Shares of Fidelity National Information fell after the company lowered profit projections for the year.
Did the Portfolio make any significant purchases or sales during the reporting period?
MacKay Shields
The Portfolio’s largest initial purchase during the time MacKay Shields managed the Portfolio was in diversified banking firm Citigroup, while the largest increase in position size was in conglomerate Berkshire Hathaway. The Portfolio's largest full sale was its position in freight and logistics company FedEx Corporation, while its most significantly decreased position size was in Apple.
Wellington
The largest purchases during the time Wellington managed the Portfolio were in shares of agricultural machinery manufacturer Deere & Company, and power and natural gas company Duke Energy. We believe Deere is well positioned for continued margin improvement and view the company’s top-line growth as well supported by the expansion of its precision agriculture business. We believe Duke Energy is likely to benefit from the energy transition toward renewables and see the company as trading at an attractive valuation.
The largest sales were positions in clothing company PVH and bank holding company PNC Financial Services. We eliminated the Portfolio’s position in PVH in favor of more attractive investment opportunities in the consumer sector. We eliminated the Portfolio’s position in PNC Financial as the stock had performed well and the valuation appeared less attractive.
How did the Portfolio’s sector weightings change during the reporting period?
MacKay Shields
During the time MacKay Shields managed the Portfolio, the largest increases in benchmark-relative sector exposures were in the financials and communication services sectors. Conversely, the Portfolio's largest decreases in benchmark-relative sector exposures were in the industrials and information technology sectors.
Wellington
During the time Wellington managed the Portfolio, there were no significant changes to sector weights.
How was the Portfolio positioned at the end of the reporting period?
As of December 31, 2021, the Portfolio’s largest overweight positions relative to the Index were in the communication services and industrials sectors. As of the same date, the Portfolio held its most significantly underweight positions in energy and real estate sectors.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
9

Portfolio of Investments December 31, 2021†
	Shares	Value
Common Stocks 99.2%
Aerospace & Defense 1.1%
Raytheon Technologies Corp.	132,231	$ 11,379,800
Air Freight & Logistics 1.0%
FedEx Corp.	41,875	10,830,550
Automobiles 1.9%
Ford Motor Co.	413,268	8,583,576
Tesla, Inc. (a)	10,370	10,958,809
		19,542,385
Banks 4.3%
Bank of America Corp.	481,423	21,418,509
JPMorgan Chase & Co.	144,820	22,932,247
		44,350,756
Beverages 2.4%
Constellation Brands, Inc., Class A	53,696	13,476,085
Monster Beverage Corp. (a)	114,918	11,036,725
		24,512,810
Biotechnology 2.2%
Regeneron Pharmaceuticals, Inc. (a)	15,480	9,775,929
Seagen, Inc. (a)	39,803	6,153,544
Vertex Pharmaceuticals, Inc. (a)	33,458	7,347,377
		23,276,850
Building Products 1.0%
Fortune Brands Home & Security, Inc.	100,045	10,694,810
Capital Markets 3.7%
BlackRock, Inc.	13,376	12,246,531
Charles Schwab Corp. (The)	126,813	10,664,973
Morgan Stanley	163,749	16,073,602
		38,985,106
Chemicals 2.3%
PPG Industries, Inc.	67,957	11,718,505
Sherwin-Williams Co. (The)	36,128	12,722,837
		24,441,342
Commercial Services & Supplies 0.6%
Copart, Inc. (a)	38,011	5,763,228
Communications Equipment 0.9%
F5, Inc. (a)	38,889	9,516,527
	Shares	Value

Consumer Finance 1.4%
American Express Co.	92,215	$ 15,086,374
Diversified Telecommunication Services 1.1%
Verizon Communications, Inc.	211,633	10,996,451
Electric Utilities 1.5%
American Electric Power Co., Inc.	62,104	5,525,393
Duke Energy Corp.	92,010	9,651,849
		15,177,242
Electrical Equipment 1.0%
AMETEK, Inc.	67,838	9,974,899
Electronic Equipment, Instruments & Components 1.6%
CDW Corp.	46,825	9,588,823
Corning, Inc.	189,381	7,050,655
		16,639,478
Entertainment 3.0%
Netflix, Inc. (a)	26,194	15,780,314
Walt Disney Co. (The) (a)	102,716	15,909,681
		31,689,995
Equity Real Estate Investment Trusts 1.6%
American Tower Corp.	35,582	10,407,735
Gaming and Leisure Properties, Inc.	137,855	6,708,024
		17,115,759
Health Care Equipment & Supplies 3.4%
Abbott Laboratories	68,470	9,636,468
Baxter International, Inc.	117,104	10,052,207
Becton Dickinson and Co.	32,535	8,181,902
Hologic, Inc. (a)	97,715	7,481,060
		35,351,637
Health Care Providers & Services 2.4%
UnitedHealth Group, Inc.	49,118	24,664,112
Hotels, Restaurants & Leisure 2.8%
Airbnb, Inc., Class A (a)	45,599	7,591,777
Booking Holdings, Inc. (a)	4,311	10,343,081
McDonald's Corp.	43,175	11,573,922
		29,508,780
Household Products 3.0%
Colgate-Palmolive Co.	124,733	10,644,714
Procter & Gamble Co. (The)	127,482	20,853,506
		31,498,220

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP Wellington U.S. Equity Portfolio

	Shares	Value
Common Stocks (continued)
Insurance 1.6%
Chubb Ltd.	50,115	$ 9,687,731
Progressive Corp. (The)	70,037	7,189,298
		16,877,029
Interactive Media & Services 8.3%
Alphabet, Inc. (a)
Class A	16,296	47,210,164
Class C	4,733	13,695,362

Meta Platforms, Inc., Class A (a)	73,847	24,838,438
		85,743,964
Internet & Direct Marketing Retail 3.9%
Amazon.com, Inc. (a)	12,153	40,522,234
IT Services 3.5%
Fidelity National Information Services, Inc.	70,632	7,709,483
Global Payments, Inc.	46,198	6,245,045
GoDaddy, Inc., Class A (a)	85,328	7,240,934
Mastercard, Inc., Class A	41,300	14,839,916
		36,035,378
Life Sciences Tools & Services 2.8%
Danaher Corp.	39,357	12,948,846
Thermo Fisher Scientific, Inc.	23,532	15,701,492
		28,650,338
Machinery 2.6%
Deere & Co.	28,285	9,698,644
Illinois Tool Works, Inc.	34,516	8,518,549
Nordson Corp.	33,509	8,553,842
		26,771,035
Oil, Gas & Consumable Fuels 1.5%
EOG Resources, Inc.	89,048	7,910,134
Pioneer Natural Resources Co.	40,701	7,402,698
		15,312,832
Pharmaceuticals 2.8%
Eli Lilly and Co.	54,586	15,077,745
Merck & Co., Inc.	189,356	14,512,244
		29,589,989
Professional Services 1.5%
Equifax, Inc.	33,811	9,899,522
Leidos Holdings, Inc.	60,412	5,370,627
		15,270,149
	Shares	Value

Semiconductors & Semiconductor Equipment 7.2%
Advanced Micro Devices, Inc. (a)	93,880	$ 13,509,332
KLA Corp.	30,714	13,210,399
Marvell Technology, Inc.	153,605	13,438,902
NVIDIA Corp.	19,621	5,770,732
QUALCOMM, Inc.	77,162	14,110,615
Texas Instruments, Inc.	76,756	14,466,203
		74,506,183
Software 9.8%
Microsoft Corp.	206,460	69,436,627
Palo Alto Networks, Inc. (a)	13,553	7,545,768
salesforce.com, Inc. (a)	59,159	15,034,077
Workday, Inc., Class A (a)	34,721	9,485,083
		101,501,555
Specialty Retail 1.6%
TJX Cos., Inc. (The)	215,150	16,334,188
Technology Hardware, Storage & Peripherals 5.7%
Apple, Inc.	276,694	49,132,554
NetApp, Inc.	110,788	10,191,388
		59,323,942
Textiles, Apparel & Luxury Goods 2.2%
NIKE, Inc., Class B	75,566	12,594,585
VF Corp.	141,196	10,338,371
		22,932,956
Total Common Stocks (Cost $807,537,977)		1,030,368,883
Short-Term Investment 0.8%
Affiliated Investment Company 0.8%
MainStay U.S. Government Liquidity Fund, 0.01% (b)	8,211,113	8,211,113
Total Short-Term Investment (Cost $8,211,113)		8,211,113
Total Investments (Cost $815,749,090)	100.0%	1,038,579,996
Other Assets, Less Liabilities	(0.0)‡	(144,566)
Net Assets	100.0%	$ 1,038,435,430

†	Percentages indicated are based on Portfolio net assets.
‡	Less than one-tenth of a percent.
(a)	Non-income producing security.
(b)	Current yield as of December 31, 2021.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments December 31, 2021† (continued)
The following is a summary of the fair valuations according to the inputs used as of December 31, 2021, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 1,030,368,883	$ —	$ —	$ 1,030,368,883
Short-Term Investment
Affiliated Investment Company	8,211,113	—	—	8,211,113
Total Investments in Securities	$ 1,038,579,996	$ —	$ —	$ 1,038,579,996

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Wellington U.S. Equity Portfolio

Statement of Assets and Liabilities as of December 31, 2021
Assets
Investment in unaffiliated securities, at value (identified cost $807,537,977)	$1,030,368,883
Investment in affiliated investment companies, at value (identified cost $8,211,113)	8,211,113
Receivables:
Dividends	414,661
Portfolio shares sold	187,064
Other assets	3,679
Total assets	1,039,185,400
Liabilities
Payables:
Manager (See Note 3)	464,270
Portfolio shares redeemed	147,198
NYLIFE Distributors (See Note 3)	64,566
Professional fees	36,761
Shareholder communication	21,627
Custodian	6,682
Trustees	788
Securities lending	54
Accrued expenses	8,024
Total liabilities	749,970
Net assets	$1,038,435,430
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 30,335
Additional paid-in-capital	640,501,137
640,531,472
Total distributable earnings (loss)	397,903,958
Net assets	$1,038,435,430
Initial Class
Net assets applicable to outstanding shares	$732,244,691
Shares of beneficial interest outstanding	21,289,429
Net asset value per share outstanding	$ 34.39
Service Class
Net assets applicable to outstanding shares	$306,190,739
Shares of beneficial interest outstanding	9,045,884
Net asset value per share outstanding	$ 33.85

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statement of Operations for the year ended December 31, 2021
Investment Income (Loss)
Income
Dividends-unaffiliated	$ 11,011,781
Securities lending	4,102
Dividends-affiliated	809
Total income	11,016,692
Expenses
Manager (See Note 3)	4,834,876
Distribution/Service—Service Class (See Note 3)	726,249
Professional fees	146,980
Shareholder communication	112,220
Custodian	25,151
Trustees	17,911
Miscellaneous	38,183
Total expenses	5,901,570
Net investment income (loss)	5,115,122
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	172,354,933
Net change in unrealized appreciation (depreciation) on unaffiliated investments	46,742,537
Net realized and unrealized gain (loss)	219,097,470
Net increase (decrease) in net assets resulting from operations	$224,212,592
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Wellington U.S. Equity Portfolio

Statements of Changes in Net Assets
for the years ended December 31, 2021 and December 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 5,115,122	$ 7,124,852
Net realized gain (loss)	172,354,933	44,306,392
Net change in unrealized appreciation (depreciation)	46,742,537	43,345,069
Net increase (decrease) in net assets resulting from operations	224,212,592	94,776,313
Distributions to shareholders:
Initial Class	(35,636,214)	(40,145,517)
Service Class	(15,848,167)	(22,213,114)
Total distributions to shareholders	(51,484,381)	(62,358,631)
Capital share transactions:
Net proceeds from sales of shares	193,654,667	95,611,235
Net asset value of shares issued to shareholders in reinvestment of distributions	51,484,381	62,358,631
Cost of shares redeemed	(147,245,808)	(234,921,020)
Increase (decrease) in net assets derived from capital share transactions	97,893,240	(76,951,154)
Net increase (decrease) in net assets	270,621,451	(44,533,472)
Net Assets
Beginning of year	767,813,979	812,347,451
End of year	$1,038,435,430	$ 767,813,979
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Initial Class	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 28.28	$ 26.83	$ 25.23	$ 29.75	$ 25.60
Net investment income (loss) (a)	0.21	0.28	0.38	0.42	0.43
Net realized and unrealized gain (loss)	7.77	3.68	5.74	(1.69)	5.30
Total from investment operations	7.98	3.96	6.12	(1.27)	5.73
Less distributions:
From net investment income	(0.29)	(0.43)	(0.43)	(0.49)	(0.39)
From net realized gain on investments	(1.58)	(2.08)	(4.09)	(2.76)	(1.19)
Total distributions	(1.87)	(2.51)	(4.52)	(3.25)	(1.58)
Net asset value at end of year	$ 34.39	$ 28.28	$ 26.83	$ 25.23	$ 29.75
Total investment return (b)	28.78%	15.55%	26.21%	(5.84)%	22.83%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.65%	1.09%	1.37%	1.40%	1.53%
Net expenses (c)	0.58%	0.58%	0.58%	0.57%	0.57%
Portfolio turnover rate	26%	143%	119%	125%	98%
Net assets at end of year (in 000's)	$ 732,245	$ 497,644	$ 543,355	$ 454,804	$ 639,120

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended December 31,
Service Class	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 27.87	$ 26.47	$ 24.94	$ 29.45	$ 25.37
Net investment income (loss) (a)	0.13	0.21	0.31	0.35	0.35
Net realized and unrealized gain (loss)	7.65	3.62	5.67	(1.68)	5.26
Total from investment operations	7.78	3.83	5.98	(1.33)	5.61
Less distributions:
From net investment income	(0.22)	(0.35)	(0.36)	(0.42)	(0.34)
From net realized gain on investments	(1.58)	(2.08)	(4.09)	(2.76)	(1.19)
Total distributions	(1.80)	(2.43)	(4.45)	(3.18)	(1.53)
Net asset value at end of year	$ 33.85	$ 27.87	$ 26.47	$ 24.94	$ 29.45
Total investment return (b)	28.46%	15.26%	25.89%	(6.08)%	22.52%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.40%	0.83%	1.12%	1.17%	1.28%
Net expenses (c)	0.83%	0.83%	0.83%	0.82%	0.82%
Portfolio turnover rate	26%	143%	119%	125%	98%
Net assets at end of year (in 000's)	$ 306,191	$ 270,170	$ 268,992	$ 237,094	$ 268,526

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP Wellington U.S. Equity Portfolio

Notes to Financial Statements
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Wellington U.S. Equity Portfolio (formerly known as MainStay VP MacKay Common Stock Portfolio) (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio (formerly known as MainStay VP Moderate Growth Allocation Portfolio) and MainStay VP Equity Allocation Portfolio (formerly known as MainStay VP Growth Allocation Portfolio), which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	January 23, 1984
Service Class	June 5, 2003
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek long-term growth of capital.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
The Board of Trustees of the Fund (the "Board") adopted procedures establishing methodologies for the valuation of the Portfolio's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the

17

Notes to Financial Statements (continued)
asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2021, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio's valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of December 31, 2021, were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter

18	MainStay VP Wellington U.S. Equity Portfolio

assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income. The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in exchange-traded funds ("ETFs") and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the
19

Notes to Financial Statements (continued)
term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of December 31, 2021, the Portfolio did not have any portfolio securities on loan.
Prior to February 22, 2021, these services were provided by State Street Bank and Trust Company (“State Street”).
(H) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. During a portion of the year ended December 31, 2021, the Portfolio reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. The Portfolio’s subadvisor changed effective May 1, 2021, due to the replacement of MacKay Shields LLC ("MacKay Shields") as the Portfolio’s subadvisor and the appointment of Wellington Management Company LLP (“Wellington” or the “Subadvisor”) as the Portfolio’s subadvisor. Wellington, a registered investment adviser, is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and Wellington, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.55% up to $500 million; 0.525% from $500 million to $1 billion; and 0.50% in excess of $1 billion. During the year ended December 31, 2021, the effective management fee rate was 0.54%.
During the year ended December 31, 2021, New York Life Investments earned fees from the Portfolio in the amount of $4,834,876 and paid MacKay Shields and Wellington fees of $726,612 and $1,471,764, respectively.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Prior to February 22, 2021, these services were provided by State Street.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C) Investments in Affiliates (in 000’s).  During the year ended December 31, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 2,314	$ 168,337	$ (162,440)	$ —	$ —	$ 8,211	$ 1	$ —	8,211
20	MainStay VP Wellington U.S. Equity Portfolio

Note 4-Federal Income Tax
As of December 31, 2021, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$816,336,627	$236,788,263	$(14,544,894)	$222,243,369
As of December 31, 2021, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$100,178,494	$75,399,551	$82,544	$222,243,369	$397,903,958
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments. The other temporary differences are primarily due to deferred dividends from real estate investment trusts (“REITs”).
During the years ended December 31, 2021 and December 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2021	2020
Distributions paid from:
Ordinary Income	$ 7,424,661	$19,229,381
Long-Term Capital Gains	44,059,720	43,129,250
Total	$51,484,381	$62,358,631
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Prior to February 22, 2021, these services were provided by State Street. The services provided by State Street were a direct expense of the Portfolio and are included in the Statement of Operations as Custodian fees which totaled $3,859 for the period January 1, 2021 through February 21, 2021.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate ("LIBOR"), whichever is higher. The Credit Agreement expires on July 26, 2022, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2021, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2021, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended December 31, 2021, purchases and sales of securities, other than short-term securities, were $291,924 and $231,653, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended December 31, 2021 and December 31, 2020, were as follows:

21

Notes to Financial Statements (continued)
Initial Class	Shares	Amount
Year ended December 31, 2021:
Shares sold	5,417,196	$ 173,672,097
Shares issued to shareholders in reinvestment of distributions	1,118,933	35,636,214
Shares redeemed	(2,843,866)	(90,895,781)
Net increase (decrease)	3,692,263	$ 118,412,530
Year ended December 31, 2020:
Shares sold	2,990,187	$ 77,797,974
Shares issued to shareholders in reinvestment of distributions	1,546,962	40,145,517
Shares redeemed	(7,190,684)	(182,095,530)
Net increase (decrease)	(2,653,535)	$ (64,152,039)

Service Class	Shares	Amount
Year ended December 31, 2021:
Shares sold	633,617	$ 19,982,570
Shares issued to shareholders in reinvestment of distributions	505,346	15,848,167
Shares redeemed	(1,788,728)	(56,350,027)
Net increase (decrease)	(649,765)	$ (20,519,290)
Year ended December 31, 2020:
Shares sold	742,721	$ 17,813,261
Shares issued to shareholders in reinvestment of distributions	868,198	22,213,114
Shares redeemed	(2,077,311)	(52,825,490)
Net increase (decrease)	(466,392)	$ (12,799,115)
Note 10-Litigation
The Portfolio has been named as a defendant in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the plaintiff asserts claims against certain insiders, shareholders, professional advisers, and others involved in the LBO.
Separately, the complaint also seeks to obtain from former Tribune shareholders, including the Portfolio, any proceeds they received in connection with the LBO. The sole claim and cause of action brought against the Portfolio is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).
In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders. One of the SLCFC actions, entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named the Portfolio as a defendant.
The FitzSimons action and Deutsche Bank action have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).
On September 23, 2013, the District Court granted the defendants’ motion to dismiss the SLCFC actions, including the Deutsche Bank action, on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On November 5, 2014, the Second Circuit Court of Appeals held an oral argument on appeal. On March 29, 2016, the United States Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the District Court’s dismissal of those lawsuits, but on different grounds than the District Court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were pre-empted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. Certain shareholder defendants filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The plaintiffs filed a reply in support of the petition on November 4, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, the plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the District Court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed a response to the plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.” On December 19, 2019, the Second Circuit issued an amended opinion that again affirmed the district court’s ruling on the basis that plaintiffs’ claims were preempted by Section 546(e) of the Bankruptcy Code. Plaintiffs filed a motion for rehearing and rehearing en banc on January 2, 2020, which was denied on February 6, 2020. Plaintiffs filed a new petition for certiorari with the Supreme Court on July 6, 2020. In that petition, plaintiffs stated that “[t]o make it more likely that there will be a quorum for this petition,” they have “abandon[ed] the case and let the judgment below stand” with respect to certain defendants. That list did not include the Portfolio. Defendants filed an opposition to the certiorari petition on August 26, 2020. Plaintiffs filed a reply in support of the petition for certiorari on September 8, 2020. On March 12, 2021, the Solicitor General filed an amicus brief recommending that certiorari be denied. Plaintiffs filed a supplemental brief in response to the Solicitor General’s amicus brief on March 31, 2021, and Defendants filed a supplemental

22	MainStay VP Wellington U.S. Equity Portfolio

brief on April 1, 2021. The Supreme Court denied the petition for certiorari on April 19, 2021.
On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint. On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The Court’s order is not immediately appealable, but the plaintiff has asked the Court to direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.
On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request.
On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management. The shareholder defendants opposed that request. On June 18, 2018, the District Court ordered that the request would be stayed pending further action by the Second Circuit in the still-pending appeal, discussed above. On December 18, 2018, the plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating the plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the Court held a case management conference, during which the Court stated that it would not lift the stay prior to further action from the Second Circuit. The Court stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the Court ordered the parties still facing pending claims to participate in a mediation. On March 27, 2019, the Court held a telephone conference and decided to allow the plaintiff to file a motion for leave to amend. On April 4, 2019, the plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to the plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. The Court denied leave to amend the complaint on April 23, 2019. On June 13, 2019, the Court entered judgment pursuant to Rule 54(b), which would permit an appeal of the Court’s dismissal of the claim against the shareholder defendants. On July 15, 2019, the Trustee filed a notice of appeal to the Second Circuit. Appellant filed his brief on January 7, 2020. The shareholder defendants filed an opposition brief on April 27, 2020, and Appellant filed a reply brief on May 18, 2020. The Court held oral argument on August 24, 2020 and, on August 20, 2021, affirmed the district court’s dismissal of plaintiff’s intentional fraudulent conveyance claims and denial of leave to amend. Plaintiff filed a petition for rehearing en banc on September 3, 2021. The petition was denied on October 7, 2021. On January 5, 2022, Plaintiff filed a petition for certiorari in the U.S. Supreme Court. In addition, the District Court has entered two bar orders in connection with the plaintiff’s settlement with certain non-shareholder defendants. The orders bar claims against the settling defendants, but contain a judgment reduction provision that preserves the value of any potential claim by a shareholder defendant against a settling defendant. Specifically, the judgment reduction provision reduces the amount of money recoverable against a shareholder defendant to the extent the shareholder defendant could have recovered on a claim against a settling defendant.
The value of the proceeds received by the Portfolio in connection with the LBO and the Portfolio's cost basis in shares of Tribune was as follows:
Portfolio	Proceeds	Cost Basis
MainStay VP Wellington U.S. Equity Portfolio	$1,300,602	$1,174,184
At this stage of the proceedings, the Portfolio does not believe a loss is probable; however, it is difficult to assess with any reasonable certainty the outcome of the pending litigation or the effect, if any, on the Portfolio's net asset value.
Note 11–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 12–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2021, events and transactions subsequent to December 31, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
23

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MainStay VP Funds Trust and Shareholders of
MainStay VP Wellington U.S. Equity Portfolio (formerly known as MainStay VP MacKay Common Stock Portfolio)
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Wellington U.S. Equity Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
February 24, 2022
We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.
24	MainStay VP Wellington U.S. Equity Portfolio

Board Consideration and Approval of Management Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay VP Wellington U.S. Equity Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 8–9, 2021 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of the Management Agreement for a one-year period.
In reaching the decision to approve the continuation of the Management Agreement, the Board considered information and materials furnished by New York Life Investments in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2021 through December 2021, including information and materials furnished by New York Life Investments in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management fee and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of the Management Agreement. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of the Management Agreement reflect a year-long process and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Portfolio and investment-related matters for the Portfolio as well as presentations from New York Life Investments personnel. In addition, the Board took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2021 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by the applicable share classes of the Portfolio, among other information.
In considering the continuation of the Management Agreement, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio and New York Life Investments; (iii) the costs of the services provided, and profits realized, by New York Life Investments with respect to its relationship with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management fee and total ordinary operating expenses. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments. The Board’s decision with respect to the Management Agreement may have also been based, in part, on the Board’s knowledge of New York Life Investments resulting from, among other things, the Board’s consideration of the Management Agreement in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the

25

Board Consideration and Approval of Management Agreement (Unaudited) (continued)
performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to investors and that the Portfolio’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio.
The factors that figured prominently in the Board’s decision to approve the continuation of the Management Agreement during its December 8–9, 2021 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Portfolio.
The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Portfolio. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that New York Life Investments provides to the Portfolio and considered the terms of the Management Agreement. The Board evaluated New York Life Investments’ experience and performance in serving as investment adviser to the Portfolio and advising other portfolios and New York Life Investments’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at New York Life Investments and New York Life Investments’ overall resources, legal and compliance environment, capabilities, reputation and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and acknowledged New York Life Investments’ commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board reviewed New York Life Investments’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the qualifications and experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments regarding the operations of its business continuity plans in response to the ongoing COVID-19 pandemic, including the remote working environment.
Based on these considerations, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio’s benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Portfolio as compared to peer funds.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance as well as discussions between the Portfolio’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the

26	MainStay VP Wellington U.S. Equity Portfolio

Board considered any specific actions that New York Life Investments had taken, or had agreed to take, to seek to enhance Portfolio investment performance and the results of those actions.
Based on these considerations, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of the Management Agreement.
Costs of the Services Provided, and Profits Realized, by New York Life Investments
The Board considered the costs of the services provided under the Management Agreement. The Board also considered the profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolio.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and profits realized by New York Life Investments and its affiliates, the Board considered, among other factors, New York Life Investments’ and its affiliates’ continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Portfolio. The Board also considered the financial resources of New York Life Investments and acknowledged that New York Life Investments must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.
The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolio were not excessive.
Management Fee and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under the Management Agreement and the Portfolio’s total ordinary operating expenses.
In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and those of
27

Board Consideration and Approval of Management Agreement (Unaudited) (continued)
the similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints and voluntary waivers on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.
Based on the factors outlined above, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Portfolio’s expense structure permits economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of the Management Agreement.
28	MainStay VP Wellington U.S. Equity Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
29

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Portfolio are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolio. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a
Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Nolan reached the age of 75 during the calendar year 2021. Accordingly, Mr. Nolan retired at the end of calendar year 2021, at which time, Ms. Hammond became a Trustee of the Portfolio. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Yie-Hsin Hung* 1962	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010	78	MainStay Funds: Trustee since 2017 (12 Funds);
MainStay Funds Trust: Trustee since 2017 (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2017;
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee
since March 2021; and
Turtle Beach Corporation: Director since April 2021
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
30	MainStay VP Wellington U.S. Equity Portfolio

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021;VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Committee since 2018
Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007***	President, Strategic Management Advisors LLC since 1990	78	MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 Funds); MainStay Funds Trust: Chairman since 2017 and Trustee since 1990 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay Funds: Trustee since 2006 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Richard H. Nolan, Jr.**** 1946	MainStay VP Funds Trust: Trustee since 2006***	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay Funds: Trustee since 2007 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Independent Trustees
31

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (12 Funds);
MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Trustee since 2018, Chair of the Special Committee since 2019; and
Rhode Island School of Design: Trustee and Chair of the Finance Committee since 2015

Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC since 2018; President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds); MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Allstate Corporation: Director since 2015;
Partners in Health:Trustee since 2019 and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay Funds: Trustee since 1994 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund; Trustee since June 2021
**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
****	Pursuant to the Board's retirement policy, Mr. Nolan retired from the Board effective December 31, 2021.
Independent Trustees
32	MainStay VP Wellington U.S. Equity Portfolio

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay VP Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since January 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust since 2017** and MainStay CBRE Global Infrastructure Megatrends Fund since 2021; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust since 2007**	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds Trust since 2009, MainStay Funds since 2007 and MainStay CBRE Global Infrastructure Megatrends Fund since 2021; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay VP Funds Trust since 2021, and 2014 to 2020	Vice President and Chief Compliance Officer, New York Life Investments Alternatives LLC and New York Life Investment Management Holdings LLC (since 2020); Vice President (since 2018) and Chief Compliance Officer (since 2016), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, IndexIQ Advisors LLC, IndexIQ Holdings Inc., IndexIQ LLC and IndexIQ Trust (since 2017); Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay Funds, MainStay Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2021 and 2014 to 2020); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust since 2010**	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds and MainStay Funds Trust since 2010 and MainStay CBRE Global Infrastructure Megatrends Fund since 2021
Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust since 2005**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds Trust since 2009 and MainStay Funds since 2005 and MainStay CBRE Global Infrastructure Megatrends Fund since 2021
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
33

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP MacKay S&P 500 Index Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP T. Rowe Price Equity Income Portfolio1
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Brown Advisory LLC
Baltimore, Maryland
Candriam Belgium S.A.*
Brussels, Belgium
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Capital Management LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
T. Rowe Price Associates, Inc.
Baltimore, Maryland
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
Effective on or about May 1, 2022, the MainStay VP T. Rowe Price Equity Income Portfolio will be renamed the MainStay VP American Century Sustainable Equity Portfolio.
Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC
Not part of the Annual Report

2021 Annual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2022 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
1802145	MSVPCS11-02/22
(NYLIAC) NI511

MainStay VP Small Cap Growth Portfolio

Message from the President and Annual Report
December 31, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
The COVID-19 pandemic and inflation drove market performance during the 12-month reporting period ended December 31, 2021. Against all expectations, the pandemic remained a persistent force worldwide, with widespread outbreaks of highly transmissible variants disrupting life in many locations despite the widespread availability of effective vaccines. Supported by government stimulus and accommodative monetary policies, most global economies expanded, exceeding pre-pandemic levels. However, the pandemic continued to claim lives, and the recovery proved uneven, with some industries struggling in the face of labor shortages, supply-chain bottlenecks and sharply rising commodity prices.
Spurred by economic growth and rising inflationary pressures, positive investor sentiment buoyed stock markets while bond markets lagged. In the United States, the S&P 500® Index, a widely regarded benchmark of market performance, produced strong gains led by energy and real estate, followed by information technology and financials. Materials and consumer staples lagged the Index by a small margin, while health care and industrials trailed further behind. The traditionally defensive utilities and consumer staples sectors underperformed by a greater margin, with both sectors challenged by rising commodity prices, with communication services as the only sector to generate negative returns. Small- and mid-cap stocks, which outperformed for much of the reporting period, lost ground to large-cap stocks in the closing months of 2021 as risk appetites diminished and trailed for the year as a whole. Similarly, value stocks outperformed growth-oriented shares during the first half of the year, then fell behind in November and December. In developed international equity markets, the U.K. and Eurozone led Asia, while, overall, the international market lagged its U.S. counterpart, particularly during the second half of the reporting period. Emerging market equities suffered broad losses, though returns varied widely from country to country with some, such as India, producing solidly positive returns while others, most notably China, experiencing punishing declines.
U.S. and international bond markets produced mixed performance, buffeted by rising interest rates while supported by accommodative monetary policies and strong corporate financial results. Expectations for a quick economic recovery in early 2021 drove rising yields and a steep selloff in traditional safe havens, such as government bonds. A partial recovery in the summer of 2021 was followed by another dip in the fall, prompted by signals from central banks of their intention to soon withdraw monetary accommodation as a first step toward raising rates in an effort to combat rising inflation. Increasingly hawkish rhetoric from the U.S. Federal Reserve in November and December further pressured the fixed-income asset class. Corporate bonds fared relatively well given the positive corporate earnings environment and historically low default rates, with lower-rated issues significantly outperforming investment-grade credits. Emerging market corporate bonds came under pressure late in the reporting period due to slowing Chinese economic growth associated with a government regulatory crackdown and heightened concerns regarding a debt crisis in the Chinese real estate sector.
Today, the pandemic remains deeply felt in the economy and our personal lives. Yet, at the same time, post-pandemic trends are beginning to play an increasing role in the financial markets. As a MainStay VP investor, you can rely on us to manage our portfolios with a careful eye on the ever-changing investment landscape and provide you with disciplined investment tools to help you reach your financial goals. Thank you for your continued trust, which we strive to earn every day.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information, which includes information about MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended December 31, 2021
Class	Inception Date[1]	One Year	Five Years	Since Inception	Gross Expense Ratio[2]
Initial Class Shares	2/17/2012	10.31%	16.85%	12.44%	0.85%
Service Class Shares	2/17/2012	10.03	16.56	12.16	1.10

1.	The Portfolio replaced its subadvisor and modified its principal investment strategies as of May 1, 2020. Therefore, the performance information shown in this report prior to May 1, 2020 reflects the Portfolio’s prior subadvisor and its principal investment strategies.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	One Year	Five Years	Since Inception
Russell 2000® Growth Index[1]	2.83%	14.53%	12.95%
Morningstar Small Growth Category Average[2]	11.14	17.34	13.52

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
1.	The Russell 2000® Growth Index is the Portfolio’s primary benchmark. The Russell 2000® Growth Index is a broad-based benchmark that measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The Morningstar Small Growth Category Average is representative of funds that focus on faster-growing companies whose shares are at the lower end of the market-capitalization range. These funds tend to favor companies in up-and-coming industries or young firms in their early growth stages. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP Small Cap Growth Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2021 to December 31, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2021 to December 31, 2021. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended
December 31, 2021. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 7/1/21	Ending Account Value (Based on Actual Returns and Expenses) 12/31/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,008.60	$4.30	$1,020.92	$4.33	0.85%
Service Class Shares	$1,000.00	$1,007.40	$5.57	$1,019.66	$5.60	1.10%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP Small Cap Growth Portfolio

Industry Composition as of December 31, 2021 (Unaudited)
Software	8.7%
Health Care Equipment & Supplies	6.0
IT Services	5.8
Semiconductors & Semiconductor Equipment	5.7
Biotechnology	5.5
Health Care Providers & Services	5.4
Commercial Services & Supplies	4.8
Hotels, Restaurants & Leisure	4.3
Chemicals	3.9
Life Sciences Tools & Services	3.5
Health Care Technology	3.4
Professional Services	3.1
Insurance	2.9
Diversified Consumer Services	2.6
Capital Markets	2.6
Equity Real Estate Investment Trusts	2.5
Building Products	2.5
Specialty Retail	1.9
Aerospace & Defense	1.7
Electronic Equipment, Instruments & Components	1.6
Machinery	1.6
Diversified Telecommunication Services	1.5
Leisure Products	1.3%
Pharmaceuticals	1.3
Food Products	1.2
Road & Rail	1.1
Banks	1.1
Construction & Engineering	1.0
Entertainment	1.0
Interactive Media & Services	1.0
Food & Staples Retailing	0.8
Auto Components	0.8
Household Durables	0.7
Media	0.7
Trading Companies & Distributors	0.6
Internet & Direct Marketing Retail	0.6
Communications Equipment	0.5
Energy Equipment & Services	0.4
Electrical Equipment	0.3
Consumer Finance	0.2
Short–Term Investments	4.9
Other Assets, Less Liabilities	–1.0
100.0%
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of December 31, 2021 (excluding short-term investments) (Unaudited)
1.	AZEK Co., Inc. (The)
2.	Bright Horizons Family Solutions, Inc.
3.	Churchill Downs, Inc.
4.	Genpact Ltd.
5.	Cogent Communications Holdings, Inc.
6.	Charles River Laboratories International, Inc.
7.	Waste Connections, Inc.
8.	Silicon Laboratories, Inc.
9.	Workiva, Inc.
10.	Endava plc,Sponsored ADR

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of Brian C. Fitzsimons, CFA, and Mitch S. Begun, CFA, of Segall Bryant & Hamill, LLC (“SBH”), one of the Portfolio’s Subadvisors, and Christopher A. Berrier and George Sakellaris, CFA, of Brown Advisory Group LLC (“Brown Advisory”), the Portfolio’s other Subadvisor.
How did MainStay VP Small Cap Growth Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2021?
For the 12 months ended December 31, 2021, MainStay VP Small Cap Growth Portfolio returned 10.31% for Initial Class shares and 10.03% for Service Class shares. Over the same period, both share classes outperformed the 2.83% return of the Russell 2000® Growth Index (“the Index”), which is the Portfolio’s benchmark, and underperformed the 11.14% return of the Morningstar Small Growth Category Average.1
What factors affected the Portfolio’s relative performance during the reporting period?
SBH
The portion of the Portfolio subadvised by SBH outperformed the Index during the reporting period due to a combination of security selection and sector allocation decisions, although security selection was the primary driver. From our vantage point, the dispersion in returns across styles and sectors across the market in 2021 created an attractive environment for active management.
Brown Advisory
During the reporting period, the portion of the Portfolio subadvised by Brown Advisory benefitted from our efforts to reduce exposure to some of the most extended and expensive parts of the Index. Stock selection bolstered relative returns as well, primarily in health care. Reductions in exposure to richly valued software companies drove the outperformance of the Portfolio’s information technology holdings. Conversely, some investments in the consumer goods & services sector were negatively affected by ongoing pandemic-related effects.
Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?
SBH
The three sectors that made the strongest positive contributions to the performance of the portion of the Portfolio subadvised by SBH relative to the Index were information technology, health care and communication services. (Contributions take weightings and total returns into account.) The three sectors that detracted most from relative performance during the reporting period were consumer discretionary, financials and consumer staples.
Brown Advisory
The three sectors making the strongest contributions to the relative performance of the portion of the Portfolio subadvised by Brown Advisory were information technology, health care and real estate. The outperformance in all three sectors was driven primarily by stock selection. The three weakest contributors were industrials, communication services and consumer discretionary. The underperformance in all of these sectors resulted from stock selection.
During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?
SBH
The three strongest performing holdings in the portion of the Portfolio subadvised by SBH included information technology services providers Endava and Globant, and semiconductor company SiTime. Digital transformation projects accelerated meaningfully during the pandemic, driving strong results for both Endava and Globant. SiTime posted better-than-expected results as the company captured market share due to its superior efficiency across a host of attributes for timing semiconductor solutions. While the Portfolio continued to hold Endava and SiTime, it exited Globant after the company’s market cap grew beyond the Portfolio’s investable small-cap universe.
The stocks that detracted most from absolute performance were home health and hospice provider Amedisys, direct-to-consumer insurance distribution platform SelectQuote and critical event management software provider Everbridge. Amedisys shares declined following an unexpected increase in staff turnover in their hospice segment sales force in the second half of 2021, creating a headwind to growth prospects. SelectQuote lost ground after experiencing increased policy churn, along with a negative impact to agent hiring due to pandemic-related issues. Everbridge shares slid lower after the company announced the unexpected departure of its CEO in the fourth quarter of 2021, accompanied by a moderation in growth expectations for 2022. The Portfolio continued to hold positions in all three companies.
Brown Advisory
The three strongest performing holdings in the portion of the Portfolio subadvised by Brown Advisory included laboratory testing and contract research services provider Charles River Laboratories International, software-as-a-service company Workiva and equity real estate investment trust EastGroup Properties. Charles River stock benefited from the company’s success in continuing to execute at a very high level as the leading pre-clinical contract research organization, serving small and large biotech companies alike. The business proved resilient to early pandemic disruptions, growing revenues and achieving operating margin targets earlier than planned. Workiva growth accelerated throughout 2021 as the company rebounded from elongated sales cycles in 2020 during the height of the pandemic, and also benefited from strong capital markets activity. EastGroup

1.	See page 5 for more information on benchmark and peer group returns.
8	MainStay VP Small Cap Growth Portfolio

Properties’ stock climbed in response to increasing earnings estimates and multiple expansions throughout 2021, due to a robust industrial real estate market. The company’s management team executed well against a favorable backdrop, prudently ramping up development and acquisition activity, driving forward growth estimates higher.
The stocks that detracted most from absolute performance were social game services provider Zynga, clinical laboratory company NeoGenomics and automobile auction operator IAA. Zynga executed well during the reporting period, with most signs pointing to the fact that general operations at the company remained solid. However, management was unable to meet its updated guidance for fiscal year 2021 as Apple’s new Identifier for Advertisers (IDFA) policy was enacted – with negative implications for the company’s business model. NeoGenomics had a disappointing end to 2021 as the emergence of a new COVID-19 variant increased concerns that the company’s core cancer testing business would take longer to recover to pre-pandemic growth levels. IAA shares declined during the reporting period. The decline appears to be the result of investors revaluing the company to a lower multiple. We believe the catalyst for the revaluation is a result of both a macro rotation away from steady growth into hyper-growth companies, and a micro issue involving IAA’s shift from a sole-sourced company to a dual sourced model.
Did the Portfolio make any significant purchases or sales during the reporting period?
SBH
Significant purchases during the reporting period included new positions in composite decking and building materials provider The AZEK Company, social media management software company Sprout Social and hospital communications platform provider Vocera Communications. In our view, AZEK is a market leader with a long runway of growth, as the market transitions from wood to sustainable composite materials. Sprout Social’s enterprise cloud platform for social media management is having greater success with larger customers, yet we believe it remains in the early innings of social media becoming the default brand communication channel for companies. Vocera offers a leading hospital communications platform, and we believe the market is underestimating its growth opportunity driven by product innovation, particularly in managing critical hospital workflow.
The most notable sales included positions in semiconductor materials provider Entegris and composite decking provider Trex, both sold due to market capitalizations rising beyond the small-cap universe. Another significant sale was the Portfolio’s holdings in datacenter company QTS Realty Trust, following the announcement of its acquisition by Blackstone Funds.
Brown Advisory
Significant purchases included pest control provider Terminix and health care provider agilon health. Terminix’s new CEO shed ancillary businesses and appears focused on returning the core pest business to organic growth while improving profitability, a task we think is achievable given the company’s leading brand recognition. Agilon health partners with primary care groups enabling them to practice medicine with greater influence on downstream costs while sharing in created savings. The company’s business model empowers doctors—through capital, resources and collaboration—to have immediate impact on patient health while practicing more complete, tailored, primary care.
Significant sales included the Portfolio’s positions in student-first connected learning platform Chegg and organic and natural products company Hain Celestial Group. Chegg was sold following disappointing fourth quarter 2021 guidance. Hain had been a profitable, multiyear investment for the Portfolio in the consumer staples space. However, we believed the new CEO’s turnaround efforts and the value creation associated with it had largely been achieved. We saw post-pandemic growth as being more challenged and thus sold the Portfolio’s position.
How did the Portfolio’s sector weightings change during the reporting period?
SBH
The portion of the Portfolio subadvised by SBH saw its largest sector increases relative to the Index in health care. As the size of the utilities sector in the Index fell materially during the reporting period, utilities came to represent the second largest sector increase relative to the Index for the portion of the Portfolio subadvised by SBH, although no purchases of any utilities securities were made. The most significant decreases relative to the Index occurred in the consumer discretionary and industrials sectors.
Brown Advisory
During the reporting period, the most notable increase in sector exposure affecting the portion of the Portfolio subadvised by Brown Advisory was in health care, which went from an underweight position to an equal weight position relative to the Index. During the same period, we trimmed the Portfolio’s information technology exposure from an overweight position to a modest underweight position. We were careful to lower the Portfolio’s allocation to software as valuations expanded markedly during the reporting period.
How was the Portfolio positioned at the end of the reporting period?
SBH
As of December 31, 2021, the portion of the Portfolio subadvised by SBH held overweight exposure, relative to the Index, in the financials and industrials sectors, and underweight exposure
9

primarily in the consumer discretionary and consumer staples sectors.
Brown Advisory
As of December 31, 2021, the portion of the Portfolio subadvised by Brown Advisory held overweight exposure to the consumer discretionary, industrials and utilities sectors. As of the same date, the Portfolio held underweight exposure to information technology and financials.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
10	MainStay VP Small Cap Growth Portfolio

Portfolio of Investments December 31, 2021†
	Shares	Value
Common Stocks 96.1%
Aerospace & Defense 1.7%
AeroVironment, Inc. (a)	20,525	$ 1,273,166
Hexcel Corp. (a)	59,372	3,075,470
Kratos Defense & Security Solutions, Inc. (a)	176,738	3,428,717
Mercury Systems, Inc. (a)	31,770	1,749,256
		9,526,609
Auto Components 0.8%
Fox Factory Holding Corp. (a)	27,614	4,697,141
Banks 1.1%
Prosperity Bancshares, Inc.	84,049	6,076,743
Biotechnology 5.5%
Abcam plc, Sponsored ADR (a)	80,832	1,903,594
Amicus Therapeutics, Inc. (a)	111,747	1,290,678
Ascendis Pharma A/S, ADR (a)	14,248	1,916,783
Biohaven Pharmaceutical Holding Co. Ltd. (a)	27,060	3,729,139
Blueprint Medicines Corp. (a)	59,399	6,362,227
Fate Therapeutics, Inc. (a)	65,239	3,817,134
Natera, Inc. (a)	57,243	5,345,924
Neurocrine Biosciences, Inc. (a)	31,906	2,717,434
Turning Point Therapeutics, Inc. (a)	48,327	2,305,198
Xencor, Inc. (a)	52,296	2,098,115
		31,486,226
Building Products 2.5%
AZEK Co., Inc. (The) (a)	252,266	11,664,780
Zurn Water Solutions Corp.	71,658	2,608,351
		14,273,131
Capital Markets 2.6%
Evercore, Inc., Class A	16,516	2,243,699
Focus Financial Partners, Inc., Class A (a)	48,444	2,893,076
Hamilton Lane, Inc., Class A	31,770	3,292,007
Houlihan Lokey, Inc.	30,199	3,126,200
StepStone Group, Inc., Class A	74,684	3,104,614
		14,659,596
Chemicals 3.9%
Avient Corp.	60,002	3,357,112
HB Fuller Co.	54,127	4,384,287
Ingevity Corp. (a)	39,556	2,836,165
Innospec, Inc.	18,874	1,705,077
Livent Corp. (a)(b)	233,697	5,697,533
	Shares	Value

Chemicals (continued)
Quaker Chemical Corp.	17,241	$ 3,978,878
		21,959,052
Commercial Services & Supplies 4.8%
IAA, Inc. (a)	119,682	6,058,303
Montrose Environmental Group, Inc. (a)	31,161	2,197,162
MSA Safety, Inc.	16,201	2,445,703
Ritchie Bros Auctioneers, Inc.	51,976	3,181,451
Tetra Tech, Inc.	35,339	6,000,562
Waste Connections, Inc.	56,066	7,640,114
		27,523,295
Communications Equipment 0.5%
Infinera Corp. (a)(b)	305,545	2,930,177
Construction & Engineering 1.0%
Ameresco, Inc., Class A (a)	47,913	3,902,035
Valmont Industries, Inc.	7,581	1,899,040
		5,801,075
Consumer Finance 0.2%
LendingTree, Inc. (a)	8,732	1,070,543
Diversified Consumer Services 2.6%
Bright Horizons Family Solutions, Inc. (a)	88,224	11,105,637
Terminix Global Holdings, Inc. (a)	84,685	3,830,303
		14,935,940
Diversified Telecommunication Services 1.5%
Cogent Communications Holdings, Inc.	115,479	8,450,753
Electrical Equipment 0.3%
TPI Composites, Inc. (a)	116,890	1,748,674
Electronic Equipment, Instruments & Components 1.6%
908 Devices, Inc. (a)(b)	80,819	2,090,787
Littelfuse, Inc.	11,279	3,549,276
Novanta, Inc. (a)	21,235	3,744,368
		9,384,431
Energy Equipment & Services 0.4%
Cactus, Inc., Class A	60,422	2,303,891
Entertainment 1.0%
Zynga, Inc., Class A (a)	859,201	5,498,886

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments December 31, 2021† (continued)
	Shares	Value
Common Stocks (continued)
Equity Real Estate Investment Trusts 2.5%
Americold Realty Trust	54,892	$ 1,799,909
DigitalBridge Group, Inc. (a)	231,732	1,930,328
EastGroup Properties, Inc.	26,563	6,052,379
Terreno Realty Corp.	53,520	4,564,721
		14,347,337
Food & Staples Retailing 0.8%
Casey's General Stores, Inc.	24,554	4,845,732
Food Products 1.2%
Simply Good Foods Co. (The) (a)	162,615	6,759,906
Health Care Equipment & Supplies 6.0%
CONMED Corp.	37,500	5,316,000
Establishment Labs Holdings, Inc. (a)	55,201	3,731,036
Globus Medical, Inc., Class A (a)	67,157	4,848,735
Inari Medical, Inc. (a)	58,080	5,300,962
Integra LifeSciences Holdings Corp. (a)	58,096	3,891,851
LivaNova plc (a)	23,122	2,021,556
Nevro Corp. (a)	17,938	1,454,234
OrthoPediatrics Corp. (a)	34,976	2,093,663
SI-BONE, Inc. (a)	105,943	2,352,994
Silk Road Medical, Inc. (a)	68,979	2,939,195
		33,950,226
Health Care Providers & Services 5.4%
Accolade, Inc. (a)	71,692	1,889,801
Addus HomeCare Corp. (a)	34,995	3,272,382
agilon health, Inc. (a)	120,259	3,246,993
Alignment Healthcare, Inc. (a)	89,163	1,253,632
Amedisys, Inc. (a)	22,648	3,666,258
Castle Biosciences, Inc. (a)	73,636	3,156,775
Encompass Health Corp.	40,127	2,618,688
HealthEquity, Inc. (a)	54,844	2,426,299
Oak Street Health, Inc. (a)(b)	32,220	1,067,771
Option Care Health, Inc. (a)	140,121	3,985,041
Progyny, Inc. (a)	17,770	894,720
Surgery Partners, Inc. (a)	65,405	3,493,281
		30,971,641
Health Care Technology 3.4%
Inspire Medical Systems, Inc. (a)	25,242	5,807,174
Omnicell, Inc. (a)	36,102	6,514,245
Phreesia, Inc. (a)	44,257	1,843,747
Vocera Communications, Inc. (a)	75,885	4,920,383
		19,085,549
	Shares	Value

Hotels, Restaurants & Leisure 4.3%
Choice Hotels International, Inc.	21,084	$ 3,288,893
Churchill Downs, Inc.	45,265	10,904,339
First Watch Restaurant Group, Inc. (a)(b)	37,663	631,232
MakeMyTrip Ltd. (a)	101,202	2,804,307
Shake Shack, Inc., Class A (a)	43,439	3,134,558
Wingstop, Inc.	21,004	3,629,491
		24,392,820
Household Durables 0.7%
TopBuild Corp. (a)	14,024	3,869,362
Insurance 2.9%
Goosehead Insurance, Inc., Class A	39,768	5,173,021
Palomar Holdings, Inc. (a)	51,000	3,303,270
Selectquote, Inc. (a)	198,859	1,801,663
Trupanion, Inc. (a)(b)	49,447	6,528,487
		16,806,441
Interactive Media & Services 1.0%
Angi, Inc. (a)	308,595	2,842,160
Eventbrite, Inc., Class A (a)	151,046	2,634,242
		5,476,402
Internet & Direct Marketing Retail 0.6%
Revolve Group, Inc. (a)	61,789	3,462,656
IT Services 5.8%
Endava plc, Sponsored ADR (a)	42,816	7,189,663
Evo Payments, Inc., Class A (a)	207,725	5,317,760
Genpact Ltd.	177,388	9,415,755
Maximus, Inc.	59,645	4,751,917
Shift4 Payments, Inc., Class A (a)	76,381	4,424,751
WEX, Inc. (a)	13,666	1,918,570
		33,018,416
Leisure Products 1.3%
Callaway Golf Co. (a)	165,568	4,543,186
Clarus Corp.	101,178	2,804,654
		7,347,840
Life Sciences Tools & Services 3.5%
Adaptive Biotechnologies Corp. (a)	57,013	1,599,785
Bruker Corp.	39,049	3,276,601
Charles River Laboratories International, Inc. (a)	20,709	7,802,737
NanoString Technologies, Inc. (a)	73,203	3,091,363
NeoGenomics, Inc. (a)	121,515	4,146,092
		19,916,578

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Small Cap Growth Portfolio

	Shares	Value
Common Stocks (continued)
Machinery 1.6%
IDEX Corp.	5,828	$ 1,377,273
John Bean Technologies Corp.	35,088	5,388,113
Proto Labs, Inc. (a)	9,728	499,533
Woodward, Inc.	18,057	1,976,519
		9,241,438
Media 0.7%
New York Times Co. (The), Class A	77,561	3,746,196
Pharmaceuticals 1.3%
Catalent, Inc. (a)	42,342	5,421,046
Pacira BioSciences, Inc. (a)	31,770	1,911,601
		7,332,647
Professional Services 3.1%
ASGN, Inc. (a)	28,862	3,561,571
FTI Consulting, Inc. (a)	27,778	4,261,701
Huron Consulting Group, Inc. (a)	47,420	2,366,258
ManTech International Corp., Class A	38,448	2,804,012
Upwork, Inc. (a)	136,219	4,653,241
		17,646,783
Road & Rail 1.1%
Knight-Swift Transportation Holdings, Inc.	35,987	2,193,048
Saia, Inc. (a)	12,009	4,047,393
		6,240,441
Semiconductors & Semiconductor Equipment 5.7%
CMC Materials, Inc.	23,386	4,482,862
Entegris, Inc.	34,923	4,839,629
Lattice Semiconductor Corp. (a)	29,459	2,270,111
Onto Innovation, Inc. (a)	50,426	5,104,624
Power Integrations, Inc.	51,732	4,805,385
Silicon Laboratories, Inc. (a)	36,566	7,547,954
SiTime Corp. (a)	11,355	3,321,792
		32,372,357
Software 8.7%
Anaplan, Inc. (a)	88,626	4,063,502
Blackline, Inc. (a)	29,813	3,086,838
Couchbase, Inc. (a)(b)	55,173	1,377,118
Dynatrace, Inc. (a)	55,300	3,337,355
Envestnet, Inc. (a)	84,889	6,735,093
Everbridge, Inc. (a)	31,964	2,152,136
Mimecast Ltd. (a)	31,484	2,505,182
nCino, Inc. (a)	70,054	3,843,162
Olo, Inc., Class A (a)	116,228	2,418,705
PROS Holdings, Inc. (a)	66,911	2,307,760
	Shares	Value

Software (continued)
Sprout Social, Inc., Class A (a)	63,817	$ 5,787,564
Sumo Logic, Inc. (a)	91,116	1,235,533
Workiva, Inc. (a)	55,403	7,229,538
Zuora, Inc., Class A (a)	177,294	3,311,852
		49,391,338
Specialty Retail 1.9%
Leslie's, Inc. (a)	177,933	4,209,895
National Vision Holdings, Inc. (a)	54,629	2,621,646
Warby Parker, Inc., Class A (a)(b)	80,861	3,764,888
		10,596,429
Trading Companies & Distributors 0.6%
SiteOne Landscape Supply, Inc. (a)	15,348	3,718,514
Total Common Stocks (Cost $404,531,284)		546,863,212
Short-Term Investments 4.9%
Affiliated Investment Company 4.0%
MainStay U.S. Government Liquidity Fund, 0.01% (c)	22,772,211	22,772,211
Unaffiliated Investment Company 0.9%
Wells Fargo Government Money Market Fund, 0.10% (c)(d)	4,890,612	4,890,612
Total Short-Term Investments (Cost $27,662,823)		27,662,823
Total Investments (Cost $432,194,107)	101.0%	574,526,035
Other Assets, Less Liabilities	(1.0)	(5,646,934)
Net Assets	100.0%	$ 568,879,101

†	Percentages indicated are based on Portfolio net assets.
(a)	Non-income producing security.
(b)	All or a portion of this security was held on loan. As of December 31, 2021, the aggregate market value of securities on loan was $5,159,237; the total market value of collateral held by the Portfolio was $5,395,243. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $504,631. The Portfolio received cash collateral with a value of $4,890,612. (See Note 2(G))
(c)	Current yield as of December 31, 2021.
(d)	Represents a security purchased with cash collateral received for securities on loan.

Abbreviation(s):
ADR—American Depositary Receipt
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments December 31, 2021† (continued)
The following is a summary of the fair valuations according to the inputs used as of December 31, 2021, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 546,863,212	$ —	$ —	$ 546,863,212
Short-Term Investments
Affiliated Investment Company	22,772,211	—	—	22,772,211
Unaffiliated Investment Company	4,890,612	—	—	4,890,612
Total Short-Term Investments	27,662,823	—	—	27,662,823
Total Investments in Securities	$ 574,526,035	$ —	$ —	$ 574,526,035

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Small Cap Growth Portfolio

Statement of Assets and Liabilities as of December 31, 2021
Assets
Investment in unaffiliated securities, at value (identified cost $409,421,896) including securities on loan of $5,159,237	$551,753,824
Investment in affiliated investment companies, at value (identified cost $22,772,211)	22,772,211
Receivables:
Dividends	193,155
Portfolio shares sold	25,914
Securities lending	809
Other assets	2,655
Total assets	574,748,568
Liabilities
Cash collateral received for securities on loan	4,890,612
Payables:
Portfolio shares redeemed	441,019
Manager (See Note 3)	384,120
Investment securities purchased	47,918
NYLIFE Distributors (See Note 3)	35,840
Professional fees	29,825
Shareholder communication	25,321
Custodian	6,457
Trustees	646
Accrued expenses	7,709
Total liabilities	5,869,467
Net assets	$568,879,101
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 32,813
Additional paid-in-capital	311,495,345
311,528,158
Total distributable earnings (loss)	257,350,943
Net assets	$568,879,101
Initial Class
Net assets applicable to outstanding shares	$395,321,303
Shares of beneficial interest outstanding	22,550,485
Net asset value per share outstanding	$ 17.53
Service Class
Net assets applicable to outstanding shares	$173,557,798
Shares of beneficial interest outstanding	10,262,112
Net asset value per share outstanding	$ 16.91

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statement of Operations for the year ended December 31, 2021
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $22,860)	$ 1,606,375
Securities lending	20,835
Dividends-affiliated	2,139
Total income	1,629,349
Expenses
Manager (See Note 3)	4,735,819
Distribution/Service—Service Class (See Note 3)	424,691
Professional fees	76,265
Shareholder communication	40,682
Custodian	31,496
Trustees	12,098
Miscellaneous	27,840
Total expenses before waiver/reimbursement	5,348,891
Expense waiver/reimbursement from Manager (See Note 3)	(27,322)
Net expenses	5,321,569
Net investment income (loss)	(3,692,220)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	118,790,132
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(56,483,974)
Net realized and unrealized gain (loss)	62,306,158
Net increase (decrease) in net assets resulting from operations	$ 58,613,938
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP Small Cap Growth Portfolio

Statements of Changes in Net Assets
for the years ended December 31, 2021 and December 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ (3,692,220)	$ (2,292,539)
Net realized gain (loss)	118,790,132	76,227,902
Net change in unrealized appreciation (depreciation)	(56,483,974)	100,556,905
Net increase (decrease) in net assets resulting from operations	58,613,938	174,492,268
Distributions to shareholders:
Initial Class	(51,525,334)	(11,171,351)
Service Class	(22,332,907)	(3,851,068)
Total distributions to shareholders	(73,858,241)	(15,022,419)
Capital share transactions:
Net proceeds from sales of shares	105,037,004	73,550,635
Net asset value of shares issued to shareholders in reinvestment of distributions	73,858,241	15,022,419
Cost of shares redeemed	(171,515,217)	(129,080,099)
Increase (decrease) in net assets derived from capital share transactions	7,380,028	(40,507,045)
Net increase (decrease) in net assets	(7,864,275)	118,962,804
Net Assets
Beginning of year	576,743,376	457,780,572
End of year	$ 568,879,101	$ 576,743,376
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Initial Class	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 18.16	$ 13.31	$ 12.20	$ 14.09	$ 12.03
Net investment income (loss) (a)	(0.11)	(0.06)	(0.06)	(0.06)	(0.06)
Net realized and unrealized gain (loss)	1.98	5.36	2.96	(1.04)	2.78
Total from investment operations	1.87	5.30	2.90	(1.10)	2.72
Less distributions:
From net realized gain on investments	(2.50)	(0.45)	(1.79)	(0.79)	(0.66)
Net asset value at end of year	$ 17.53	$ 18.16	$ 13.31	$ 12.20	$ 14.09
Total investment return (b)	10.31%	40.48%	25.59%	(8.88)%	22.83%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.56)%	(0.41)%	(0.41)%	(0.40)%	(0.48)%
Net expenses (c)	0.84%(d)	0.85%(d)	0.85%	0.85%	0.85%
Portfolio turnover rate	32%	101%	46%	41%	41%
Net assets at end of year (in 000's)	$ 395,321	$ 422,200	$ 332,474	$ 251,547	$ 312,106

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Expense waiver/reimbursement less than 0.01%.

	Year Ended December 31,
Service Class	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 17.64	$ 12.97	$ 11.96	$ 13.87	$ 11.88
Net investment income (loss) (a)	(0.15)	(0.09)	(0.09)	(0.09)	(0.09)
Net realized and unrealized gain (loss)	1.92	5.21	2.89	(1.03)	2.74
Total from investment operations	1.77	5.12	2.80	(1.12)	2.65
Less distributions:
From net realized gain on investments	(2.50)	(0.45)	(1.79)	(0.79)	(0.66)
Net asset value at end of year	$ 16.91	$ 17.64	$ 12.97	$ 11.96	$ 13.87
Total investment return (b)	10.03%	40.13%	25.28%	(9.11)%	22.53%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.81)%	(0.66)%	(0.65)%	(0.64)%	(0.72)%
Net expenses (c)	1.09%(d)	1.10%(d)	1.10%	1.10%	1.10%
Portfolio turnover rate	32%	101%	46%	41%	41%
Net assets at end of year (in 000's)	$ 173,558	$ 154,543	$ 125,306	$ 96,497	$ 90,887

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Expense waiver/reimbursement less than 0.01%.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP Small Cap Growth Portfolio

Notes to Financial Statements
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Small Cap Growth Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio (formerly known as MainStay VP Moderate Growth Allocation Portfolio) and MainStay VP Equity Allocation Portfolio (formerly known as MainStay VP Growth Allocation Portfolio), which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	February 17, 2012
Service Class	February 17, 2012
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek long-term capital appreciation.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification
Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
The Board of Trustees of the Fund (the "Board") adopted procedures establishing methodologies for the valuation of the Portfolio's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure

19

Notes to Financial Statements (continued)
purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2021, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio's valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of December 31, 2021, were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized

20	MainStay VP Small Cap Growth Portfolio

cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income. The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of
21

Notes to Financial Statements (continued)
Operations. Securities on loan as of December 31, 2021, are shown in the Portfolio of Investments.
Prior to February 22, 2021, these services were provided by State Street Bank and Trust Company (“State Street”).
(H) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisors. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. During a portion of the year ended December 31, 2021, the Portfolio reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. The Portfolio's subadvisors are Segal Bryant & Hamill, LLC ("SBH" or a "Subadvisor") and Brown Advisory LLC ("Borwn Advisory" or a 'Subadvisor", and together, with SBH, the "subadvisors'), the Portfolio's subadvisors. SBH, a registered investment adviser, serves as a Subadvisor to the Portfolio, pursuant to the terms of a Subadvisory Agreement between New York Life Investments and SBH. Brown Advisory, a registered investment adviser, serves as a Subadvisor to the Portfolio, pursuant to the terms of a Subadvisory Agreement between New York Life Investments and Brown Advisory. Each Subadvisor is responsible for managing a portion of the Portfolio’s assets, as designated by the Manager from time to time. New York Life Investments pays for the services of the Subadvisors.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.81% up to $1 billion; and 0.785% in excess of $1 billion. During the year ended December 31, 2021, the effective management fee rate was 0.81%.
During the year ended December 31, 2021, New York Life Investments earned fees from the Portfolio in the amount of $4,735,819 and voluntarily waived fees/reimbursed expenses in the amount of $27,322 and paid SBH and Brown Advisory fees of $1,191,470 and $1,142,762, respectively.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Prior to February 22, 2021, these services were provided by State Street.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

22	MainStay VP Small Cap Growth Portfolio

(C) Investments in Affiliates (in 000’s).  During the year ended December 31, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 9,588	$ 240,776	$ (227,592)	$ —	$ —	$ 22,772	$ 2	$ —	22,772

Note 4-Federal Income Tax
As of December 31, 2021, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$432,801,558	$162,938,666	$(21,214,189)	$141,724,477
As of December 31, 2021, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$42,868,326	$72,723,952	$34,188	$141,724,477	$257,350,943
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments. The other temporary differences are primarily due to deferred dividends from real estate investment trusts (“REITs”).
During the years ended December 31, 2021 and December 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2021	2020
Distributions paid from:
Ordinary Income	$34,188,405	$ —
Long-Term Capital Gains	39,669,836	15,022,419
Total	$73,858,241	$15,022,419
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Prior to February 22, 2021, these services were provided by State Street. The services provided by State Street were a direct expense of the Portfolio and are included in the Statement of Operations as Custodian fees which totaled $3,877 for the period January 1, 2021 through February 21, 2021.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate ("LIBOR"), whichever is higher. The Credit Agreement expires on July 26, 2022, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2021, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2021, there were no interfund loans made or outstanding with respect to the Portfolio.

23

Notes to Financial Statements (continued)
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended December 31, 2021, purchases and sales of securities, other than short-term securities, were $180,390 and $262,881, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended December 31, 2021 and December 31, 2020, were as follows:
Initial Class	Shares	Amount
Year ended December 31, 2021:
Shares sold	3,788,555	$ 71,083,995
Shares issued to shareholders in reinvestment of distributions	2,935,314	51,525,334
Shares redeemed	(7,426,075)	(140,856,224)
Net increase (decrease)	(702,206)	$ (18,246,895)
Year ended December 31, 2020:
Shares sold	3,917,901	$ 53,281,864
Shares issued to shareholders in reinvestment of distributions	737,251	11,171,351
Shares redeemed	(6,390,605)	(93,305,819)
Net increase (decrease)	(1,735,453)	$ (28,852,604)

Service Class	Shares	Amount
Year ended December 31, 2021:
Shares sold	1,843,221	$ 33,953,009
Shares issued to shareholders in reinvestment of distributions	1,317,996	22,332,907
Shares redeemed	(1,660,340)	(30,658,993)
Net increase (decrease)	1,500,877	$ 25,626,923
Year ended December 31, 2020:
Shares sold	1,540,640	$ 20,268,771
Shares issued to shareholders in reinvestment of distributions	261,458	3,851,068
Shares redeemed	(2,702,909)	(35,774,280)
Net increase (decrease)	(900,811)	$ (11,654,441)
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2021, events and transactions subsequent to December 31, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

24	MainStay VP Small Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MainStay VP Funds Trust and Shareholders of
MainStay VP Small Cap Growth Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Small Cap Growth Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
February 24, 2022
We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.
25

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay VP Small Cap Growth Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreements between New York Life Investments and each of Segall Bryant & Hamill, LLC (“Segall”) and Brown Advisory LLC (“Brown Advisory”) with respect to the Portfolio (collectively, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 8–9, 2021 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
Additionally, at its March 8, 2021 meeting, the Board, including the Independent Trustees voting separately, unanimously approved the continued retention of Segall as a subadvisor to the Portfolio and the Subadvisory Agreement between New York Life Investments and Segall with respect to the Portfolio (“Segall Subadvisory Agreement”). The previous subadvisory agreement between New York Life Investments and Segall with respect to the Portfolio automatically terminated, as required by the 1940 Act, as a result of the acquisition of Segall by CI Financial Corp., which was deemed to constitute a change of control of Segall. Under the terms of an exemptive order issued by the Securities and Exchange Commission, New York Life Investments, on behalf of the Portfolio and subject to the approval of the Board, is permitted to retain and materially amend subadvisory agreements with unaffiliated and certain affiliated subadvisors without shareholder approval. This authority is subject to certain conditions.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments, Segall and Brown Advisory in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2021 through December 2021, including information and materials furnished by New York Life Investments, Segall and Brown Advisory in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments, Segall and/or Brown Advisory that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
In reaching the decisions to approve the continued retention of Segall and the Segall Subadvisory Agreement, the Board considered information and materials furnished by New York Life Investments and Segall in connection with the Board’s consideration of the Segall Subadvisory Agreement, as well as other information and materials furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. The Board considered information and materials furnished by New York Life Investments and Segall in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. In addition, the Board considered its experience with Segall and knowledge of Segall’s capabilities and resources, including in connection with its prior contract review process and approval of the previous subadvisory agreement between New York Life Investments and Segall, on behalf of the Portfolio (“Prior Contract Review Process”). The Board also considered representations from Segall that the change of control of Segall is not expected to have a material impact on the nature, extent and quality of services provided by Segall. In addition, the Trustees considered the anticipated impact of the acquisition of Segall by CI Financial Corp., including with respect to Segall’s resources and capabilities.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Portfolio and investment-related matters for the Portfolio as well as presentations from New York Life Investments, Segall and Brown Advisory personnel. In addition, the Board took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2021 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Portfolio’s distribution arrangements. In addition, the Board received information

26	MainStay VP Small Cap Growth Portfolio

regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by the applicable share classes of the Portfolio, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments, Segall and Brown Advisory; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments, Segall and Brown Advisory; (iii) the costs of the services provided, and profits realized, by New York Life Investments, Segall and Brown Advisory with respect to their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio.
In considering the continued retention of Segall and the Segall Subadvisory Agreement, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services to be provided to the Portfolio by Segall; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio and Segall; (iii) the costs of the services to be provided, and profits to be realized, by Segall from its relationship with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized as the Portfolio grows and the extent to which economies of scale have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s subadvisory fees and total ordinary operating expenses. The Board’s decisions to approve the continued retention of Segall and the Segall Subadvisory Agreement were based on a consideration of the information provided to the Board throughout the year and during the Prior Contract Review Process, as well as information provided to the Board specifically in connection with its review of the Segall Subadvisory Agreement. The Board’s decision with respect to the Segall Subadvisory Agreement may have also been based, in part, on the Board’s knowledge of Segall resulting from, among other things, the Board’s consideration of the advisory agreements for other funds in the MainStay Group of Funds, particularly the previous Segall Subadvisory Agreement with respect to the Portfolio, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. The Board also considered that shareholders of the Portfolio approved the ability of New York Life Investments to act as a “manager of managers,” which allows the Board and New York Life Investments to retain and materially amend subadvisory agreements with unaffiliated and certain affiliated subadvisers for the Portfolio without the approval of Portfolio shareholders, subject to certain conditions.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments, Segall and Brown Advisory. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments, Segall and Brown Advisory resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to investors and that the Portfolio’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio.
The factors that figured prominently in the Board’s decisions to approve the continuation of each of the Advisory Agreements during its December 8–9, 2021 meeting and the continued retention of Segall and the Segall Subadvisory Agreement during its March 8, 2021 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments, Segall and Brown Advisory
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York
27

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of Segall and Brown Advisory, making recommendations to the Board as to whether the Subadvisory Agreements should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of Segall and Brown Advisory and ongoing analysis of, and interactions with, Segall and Brown Advisory with respect to, among other things, the Portfolio’s investment performance and risks as well as Segall’s and Brown Advisory’s investment capabilities and subadvisory services with respect to the Portfolio.
The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Portfolio. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that Segall and Brown Advisory provide to the Portfolio and considered the terms of each of the Advisory Agreements. The Board evaluated Segall’s and Brown Advisory’s experience and performance in serving as subadvisors to the Portfolio and advising other portfolios and Segall’s and Brown Advisory’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Segall and Brown Advisory and New York Life Investments’,
Segall’s and Brown Advisory’s overall resources, legal and compliance environment, capabilities, reputation and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments, Segall and Brown Advisory and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board reviewed Segall’s and Brown Advisory’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the qualifications and experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments, Segall and Brown Advisory regarding the operations of their respective business continuity plans in response to the ongoing COVID-19 pandemic, including the remote working environment.
In considering the continued retention of Segall and the Segall Subadvisory Agreement, the Board examined the nature, extent and quality of the investment advisory services that Segall historically had provided to the Portfolio. Based on information provided to the Board in connection with the Prior Contract Review Process, the Board acknowledged Segall’s historical service to the Portfolio and took note of the experience of Segall’s portfolio managers, the number of accounts managed by the portfolio managers and Segall’s method for compensating the portfolio managers. The Board considered Segall’s continued willingness to invest in personnel and other resources to service and support the Portfolio. The Board also considered the experience of senior management and administrative personnel at Segall and Segall’s overall resources, legal and compliance environment, capabilities and history.
Based on these considerations, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio’s benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Portfolio as compared to peer funds.

28	MainStay VP Small Cap Growth Portfolio

The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance attributable to Segall and Brown Advisory as well as discussions between the Portfolio’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments, Segall or Brown Advisory had taken, or had agreed to take, to seek to enhance Portfolio investment performance and the results of those actions.
With respect to the Segall Subadvisory Agreement, in evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods, as presented to the Board in connection with the Prior Contract Review Process, in light of the Portfolio’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year. The Board also considered information provided to the Board showing the investment performance of the Portfolio as compared to peer funds. In addition, the Board considered the strength of Segall’s resources.
Based on these considerations, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements and the continued retention of Segall and the Segall Subadvisory Agreement.
Costs of the Services Provided, and Profits Realized, by New York Life Investments, Segall and Brown Advisory
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates and Segall and Brown Advisory, due to their relationships with the Portfolio. The Board considered that Segall’s and Brown Advisory’s subadvisory fees have been negotiated at arm’s-length by New York Life Investments and that these fees are paid by New York Life Investments, not the Portfolio, and the relevance of Segall’s and Brown Advisory’s profitability was considered by the Trustees in that context. On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Portfolio.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments, Segall and Brown Advisory and profits realized by New York Life Investments and its affiliates, Segall and Brown Advisory, the Board considered, among other factors, New York Life Investments’ and its affiliates’, Segall’s and Brown Advisory’s continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio. The Board also considered the financial resources of New York Life Investments, Segall and Brown Advisory and acknowledged that New York Life Investments, Segall and Brown Advisory must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments, Segall and Brown Advisory to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to Segall and Brown Advisory from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Segall and Brown Advisory in exchange for commissions paid by the Portfolio with respect to trades in the Portfolio’s portfolio securities. In this regard, the Board also requested and considered information from New York Life Investments concerning other material business relationships between Segall and Brown Advisory and its affiliates and New York Life Investments and its affiliates. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.
29

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
With respect to the Segall Subadvisory Agreement, the Board considered that Segall’s subadvisory fee had been negotiated at arm’s-length by New York Life Investments and that this fee is paid by New York Life Investments, not the Portfolio, and the relevance of Segall’s profitability was considered by the Trustees in that context. On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Portfolio. In evaluating the costs of the services to be provided by Segall and profits expected to be realized by Segall from its relationship with the Portfolio, the Board considered, among other factors, the Prior Contract Review Process, Segall’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio. The Board also considered the financial resources of Segall and acknowledged that Segall must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for Segall to continue to provide high-quality services to the Portfolio. The Board also considered certain fall-out benefits that may be realized by Segall and its affiliates due to its relationship with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to Segall from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Segall in exchange for commissions paid by the Portfolio with respect to trades on the Portfolio’s portfolio securities.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolio were not excessive. With respect to Segall and Brown Advisory, the Board considered that any profits realized by Segall and Brown Advisory due to their relationships with the Portfolio are the result of arm’s-length negotiations between New York Life Investments and each of Segall and
Brown Advisory, acknowledging that any such profits are based on the subadvisory fees paid to Segall and Brown Advisory by New York Life Investments, not the Portfolio.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fees paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fees paid to Segall and Brown Advisory are paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fees paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments, Segall and Brown Advisory on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and those of the similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints and voluntary waivers on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.
The Board also evaluated the reasonableness of the fee to be paid under the Segall Subadvisory Agreement and the Portfolio’s total ordinary operating expenses, taking into account information provided to the Board in connection with the Prior Contract Review Process. The Board considered that the fee to be paid to Segall under the Segall Subadvisory Agreement is paid by New York Life Investments, not the Portfolio, and will result in no increase in the Portfolio’s expenses.
Based on the factors outlined above, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Portfolio’s expense structure permits economies of scale to be appropriately shared with the Portfolio’s beneficial

30	MainStay VP Small Cap Growth Portfolio

shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
With respect to the Segall Subadvisory Agreement, the Board considered information regarding economies of scale, including whether the Portfolio’s expense structure permits economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders, taking into account information provided to the Board in connection with the Prior Contract Review Process.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements and the continued retention of Segall and the Segall Subadvisory Agreement.
31

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
32	MainStay VP Small Cap Growth Portfolio

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Portfolio are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolio. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a
Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Nolan reached the age of 75 during the calendar year 2021. Accordingly, Mr. Nolan retired at the end of calendar year 2021, at which time, Ms. Hammond became a Trustee of the Portfolio. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Yie-Hsin Hung* 1962	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010	78	MainStay Funds: Trustee since 2017 (12 Funds);
MainStay Funds Trust: Trustee since 2017 (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2017;
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee
since March 2021; and
Turtle Beach Corporation: Director since April 2021
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
33

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021;VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Committee since 2018
Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007***	President, Strategic Management Advisors LLC since 1990	78	MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 Funds); MainStay Funds Trust: Chairman since 2017 and Trustee since 1990 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay Funds: Trustee since 2006 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Richard H. Nolan, Jr.**** 1946	MainStay VP Funds Trust: Trustee since 2006***	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay Funds: Trustee since 2007 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Independent Trustees
34	MainStay VP Small Cap Growth Portfolio

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (12 Funds);
MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Trustee since 2018, Chair of the Special Committee since 2019; and
Rhode Island School of Design: Trustee and Chair of the Finance Committee since 2015

Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC since 2018; President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds); MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Allstate Corporation: Director since 2015;
Partners in Health:Trustee since 2019 and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay Funds: Trustee since 1994 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund; Trustee since June 2021
**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
****	Pursuant to the Board's retirement policy, Mr. Nolan retired from the Board effective December 31, 2021.
Independent Trustees
35

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay VP Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since January 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust since 2017** and MainStay CBRE Global Infrastructure Megatrends Fund since 2021; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust since 2007**	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds Trust since 2009, MainStay Funds since 2007 and MainStay CBRE Global Infrastructure Megatrends Fund since 2021; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay VP Funds Trust since 2021, and 2014 to 2020	Vice President and Chief Compliance Officer, New York Life Investments Alternatives LLC and New York Life Investment Management Holdings LLC (since 2020); Vice President (since 2018) and Chief Compliance Officer (since 2016), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, IndexIQ Advisors LLC, IndexIQ Holdings Inc., IndexIQ LLC and IndexIQ Trust (since 2017); Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay Funds, MainStay Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2021 and 2014 to 2020); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust since 2010**	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds and MainStay Funds Trust since 2010 and MainStay CBRE Global Infrastructure Megatrends Fund since 2021
Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust since 2005**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds Trust since 2009 and MainStay Funds since 2005 and MainStay CBRE Global Infrastructure Megatrends Fund since 2021
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
36	MainStay VP Small Cap Growth Portfolio

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP MacKay S&P 500 Index Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP T. Rowe Price Equity Income Portfolio1
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Brown Advisory LLC
Baltimore, Maryland
Candriam Belgium S.A.*
Brussels, Belgium
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Capital Management LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
T. Rowe Price Associates, Inc.
Baltimore, Maryland
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
Effective on or about May 1, 2022, the MainStay VP T. Rowe Price Equity Income Portfolio will be renamed the MainStay VP American Century Sustainable Equity Portfolio.
Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC
Not part of the Annual Report

2021 Annual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2022 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
1801884	MSVPESCG11-02/22
(NYLIAC) NI515

MainStay VP MacKay International Equity Portfolio

Message from the President and Annual Report
December 31, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
The COVID-19 pandemic and inflation drove market performance during the 12-month reporting period ended December 31, 2021. Against all expectations, the pandemic remained a persistent force worldwide, with widespread outbreaks of highly transmissible variants disrupting life in many locations despite the widespread availability of effective vaccines. Supported by government stimulus and accommodative monetary policies, most global economies expanded, exceeding pre-pandemic levels. However, the pandemic continued to claim lives, and the recovery proved uneven, with some industries struggling in the face of labor shortages, supply-chain bottlenecks and sharply rising commodity prices.
Spurred by economic growth and rising inflationary pressures, positive investor sentiment buoyed stock markets while bond markets lagged. In the United States, the S&P 500® Index, a widely regarded benchmark of market performance, produced strong gains led by energy and real estate, followed by information technology and financials. Materials and consumer staples lagged the Index by a small margin, while health care and industrials trailed further behind. The traditionally defensive utilities and consumer staples sectors underperformed by a greater margin, with both sectors challenged by rising commodity prices, with communication services as the only sector to generate negative returns. Small- and mid-cap stocks, which outperformed for much of the reporting period, lost ground to large-cap stocks in the closing months of 2021 as risk appetites diminished and trailed for the year as a whole. Similarly, value stocks outperformed growth-oriented shares during the first half of the year, then fell behind in November and December. In developed international equity markets, the U.K. and Eurozone led Asia, while, overall, the international market lagged its U.S. counterpart, particularly during the second half of the reporting period. Emerging market equities suffered broad losses, though returns varied widely from country to country with some, such as India, producing solidly positive returns while others, most notably China, experiencing punishing declines.
U.S. and international bond markets produced mixed performance, buffeted by rising interest rates while supported by accommodative monetary policies and strong corporate financial results. Expectations for a quick economic recovery in early 2021 drove rising yields and a steep selloff in traditional safe havens, such as government bonds. A partial recovery in the summer of 2021 was followed by another dip in the fall, prompted by signals from central banks of their intention to soon withdraw monetary accommodation as a first step toward raising rates in an effort to combat rising inflation. Increasingly hawkish rhetoric from the U.S. Federal Reserve in November and December further pressured the fixed-income asset class. Corporate bonds fared relatively well given the positive corporate earnings environment and historically low default rates, with lower-rated issues significantly outperforming investment-grade credits. Emerging market corporate bonds came under pressure late in the reporting period due to slowing Chinese economic growth associated with a government regulatory crackdown and heightened concerns regarding a debt crisis in the Chinese real estate sector.
Today, the pandemic remains deeply felt in the economy and our personal lives. Yet, at the same time, post-pandemic trends are beginning to play an increasing role in the financial markets. As a MainStay VP investor, you can rely on us to manage our portfolios with a careful eye on the ever-changing investment landscape and provide you with disciplined investment tools to help you reach your financial goals. Thank you for your continued trust, which we strive to earn every day.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information, which includes information about MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended December 31, 2021
Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	5/1/1995	12.24%	14.70%	10.38%	0.96%
Service Class Shares	6/5/2003	11.96	14.42	10.10	1.21

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	One Year	Five Years	Ten Years
MSCI ACWI® Ex U.S. Index (Net)[1]	7.82%	9.61%	7.28%
MSCI EAFE® Index (Net)[2]	11.26	9.55	8.03
Morningstar Foreign Large Growth Category Average[3]	7.51	13.85	9.68

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
1.	The Portfolio has selected the MSCI ACWI® (All Country World Index) Ex U.S. Index (Net) as its primary benchmark. The MSCI ACWI® Ex U.S. Index (Net) is a free float-adjusted market capitalization weighted index is a broad-based benchmark that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The MSCI EAFE® Index (Net) is the Portfolio's secondary benchmark. The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The Morningstar Foreign Large Growth Category Average is representative of funds that focus on high-priced growth stocks, mainly outside of the United States. Most of these funds divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. These funds primarily invest in stocks that have market caps in the top 70% of each economically integrated market and will have less than 20% of assets invested in U.S. stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP MacKay International Equity Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2021 to December 31, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2021 to December 31, 2021. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended
December 31, 2021. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 7/1/21	Ending Account Value (Based on Actual Returns and Expenses) 12/31/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,030.70	$4.71	$1,020.57	$4.69	0.92%
Service Class Shares	$1,000.00	$1,029.50	$5.99	$1,019.31	$5.96	1.17%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP MacKay International Equity Portfolio

Country Composition as of December 31, 2021 (Unaudited)
United Kingdom	15.4%
Germany	12.2
France	11.3
Japan	10.9
United States	9.5
India	4.7
China	3.9
Ireland	3.9
Switzerland	3.8
Sweden	3.2
Taiwan	3.0
Netherlands	3.0
Spain	2.8%
Brazil	2.4
Denmark	2.3
Canada	2.3
Italy	1.0
Israel	1.0
Mexico	0.5
Finland	0.5
Other Assets, Less Liabilities	2.4
100.0%
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of December 31, 2021 (excluding short-term investments) (Unaudited)
1.	Prudential plc
2.	Tencent Holdings Ltd.
3.	ICON plc
4.	CyberAgent, Inc.
5.	Teleperformance
6.	Deutsche Boerse AG
7.	Sartorius Stedim Biotech
8.	HDFC Bank Ltd.
9.	Taiwan Semiconductor Manufacturing Co. Ltd.,Sponsored ADR
10.	Diageo plc

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of Carlos Garcia-Tunon, CFA, Ian Murdoch, CFA, and Lawrence Rosenberg, CFA, of MacKay Shields LLC, the Portfolio’s Subadvisor .
How did MainStay VP MacKay International Equity Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2021?
For the 12 months ended December 31, 2021, MainStay VP MacKay International Equity Portfolio returned 12.24% for Initial Class shares and 11.96% for Service Class shares. Over the same period, both share classes outperformed the 7.82% return of the MSCI ACWI® Ex U.S. Index (Net), which is the Portfolio’s primary benchmark, and the 11.26% return of the MSCI EAFE® Index (Net), which is a secondary benchmark of the Portfolio. For the 12 months ended December 31, 2021, both share classes also outperformed the 7.51% return of the Morningstar Foreign Large Growth Category Average.1
What factors affected the Portfolio’s relative performance during the reporting period?
The Portfolio’s outperformance relative to the MSCI ACWI® Ex U.S. Index (Net) was driven primarily by stock selection.
A number of events propelled risk assets higher in the twelve months ending December 31, 2021. The quick rollout of several COVID vaccines combined with lofty U.S. stimulus plans spurred optimism for a normalization in global economic activity and increased inflation. This, in turn, drove sector and style rotation with international value stocks meaningfully outperforming international growth stocks in the period.
Canadian stocks were notable outperformers compared to the MSCI ACWI® Ex U.S. Index as the value of many commodities, notably crude oil, experienced a material jump in the period. European equities outperformed as they were seen to benefit disproportionately from growing expectations for a cyclical recovery and strengthening inflation.
Emerging markets varied widely but collectively were a notable underperformer versus the MSCI ACWI® Ex U.S. Index as several countries grappled with unique COVID or other idiosyncratic challenges. China, in particular, was a noteworthy underperformer as its property sector teetered financially and the government tightened regulations on select industries. Japanese shares underperformed as investors sought higher-beta risk exposures. Stocks in Asia Pacific ex Japan also underperformed as China’s issues were an overhang and growth was slated to decelerate as new COVID variants posed a renewed economic threat.
Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?
During the reporting period, the strongest positive contributions to the Portfolio's performance relative to the MSCI ACWI® Ex
U.S. Index (Net) came from the health care sector, driven by stock selection. (Contributions take weightings and total returns into account.) The Portfolio’s underweight exposure and strong stock selection in the consumer discretionary sector also aided relative performance, as did overweight exposure and positive stock selection in the information technology sector. During the same period, the communication services sector provided the weakest contributions to relative performance, due to an overweight allocation and disappointing stock selection. The Portfolio did not have exposure to the energy sector, which detracted from relative performance. Underweight exposure and underperforming stock selection in the financial services sector further weighed on relative results.
During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?
The top contributors to the Portfolio's absolute performance during the reporting period included shares in U.K. wealth manager St. James’s Place, Swiss contract development and manufacturing organization (CDMO) Lonza Group, and Danish diabetes-focused pharmaceutical company Novo Nordisk. The most significant detractors in terms of absolute performance were holdings in Dutch medical technology conglomerate Koninklijke Philips, Chinese Internet gaming and value-added services provider Tencent Holdings, and Japanese outsourced fringe benefits provider Relo Group.
Did the Portfolio make any significant purchases or sales during the reporting period?
During the reporting period, the Portfolio's largest initial purchase was in shares of French pharmaceutical and laboratory equipment supplier Sartorius Stedim Biotech, while the largest increase in position size was in shares of Irish clinical research outsourcer ICON. The Portfolio's largest full sale was its position in Dutch medical technology conglomerate Koninklijke Philips, while the largest decreased position size was in shares of German flavors and fragrances provider Symrise.
How did the Portfolio’s sector weightings change during the reporting period?
The Portfolio's largest increases in sector exposures relative to the MSCI ACWI® Ex U.S. Index (Net) were in the consumer discretionary and financial services sectors, while the most significant decreases in sector exposure were in materials and real estate. From a country perspective, the Portfolio increased its

1.	See page 5 for more information on benchmark and peer group returns.
8	MainStay VP MacKay International Equity Portfolio

holdings in Ireland, France and Switzerland, and decreased holdings in the Netherlands, Germany and Denmark.
How was the Portfolio positioned at the end of the reporting period?
As of December 31, 2021, the Portfolio held its most overweight positions relative to the MSCI ACWI® Ex U.S. Index (Net) in the health care and information technology sectors. As of the same date, the Portfolio held its most significantly underweight exposures to the consumer staples and energy sectors.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
9

Portfolio of Investments December 31, 2021†
	Shares	Value
Common Stocks 97.6%
Brazil 2.4%
Notre Dame Intermedica Participacoes SA (Health Care Providers & Services)	1,290,931	$ 13,978,877
Canada 2.3%
Constellation Software, Inc. (Software)	7,165	13,293,668
China 3.9%
Tencent Holdings Ltd. (Interactive Media & Services)	388,755	22,774,241
Denmark 2.3%
Chr Hansen Holding A/S (Chemicals)	174,723	13,736,610
Finland 0.5%
Musti Group Oyj (Specialty Retail)	78,483	2,764,421
France 11.3%
BioMerieux (Health Care Equipment & Supplies)	43,685	6,211,948
Dassault Systemes SE (Software)	103,411	6,158,635
Edenred (IT Services)	357,372	16,506,636
Sartorius Stedim Biotech (Life Sciences Tools & Services)	32,641	17,926,842
Teleperformance (Professional Services)	44,714	19,955,501
		66,759,562
Germany 12.2%
Carl Zeiss Meditec AG (Health Care Equipment & Supplies)	23,824	5,013,165
Deutsche Boerse AG (Capital Markets)	107,884	18,072,736
SAP SE (Software)	115,440	16,487,262
Scout24 SE (Interactive Media & Services) (a)	183,069	12,833,550
Symrise AG (Chemicals)	35,241	5,227,327
Zalando SE (Internet & Direct Marketing Retail) (a)(b)	177,600	14,401,915
		72,035,955
India 4.7%
HDFC Bank Ltd. (Banks)	895,353	17,818,977
Housing Development Finance Corp. Ltd. (Thrifts & Mortgage Finance)	282,216	9,819,482
		27,638,459
	Shares	Value

Ireland 3.9%
ICON plc (Life Sciences Tools & Services) (b)	73,426	$ 22,740,032
Israel 1.0%
Nice Ltd., Sponsored ADR (Software) (b)	18,827	5,715,877
Italy 1.0%
Reply SpA (IT Services)	28,377	5,728,152
Japan 10.9%
CyberAgent, Inc. (Media)	1,222,700	20,347,644
JMDC, Inc. (Health Care Technology) (b)	78,200	5,833,911
Menicon Co. Ltd. (Health Care Equipment & Supplies)	267,200	7,875,257
Relo Group, Inc. (Real Estate Management & Development)	615,300	11,122,043
SMS Co. Ltd. (Professional Services)	163,900	6,428,075
TechnoPro Holdings, Inc. (Professional Services)	417,900	12,680,101
		64,287,031
Mexico 0.5%
Regional SAB de CV (Banks)	536,281	2,780,998
Netherlands 3.0%
Adyen NV (IT Services) (a)(b)	1,746	4,594,848
Koninklijke DSM NV (Chemicals)	57,307	12,918,316
		17,513,164
Spain 2.8%
Industria de Diseno Textil SA (Specialty Retail)	504,773	16,358,895
Sweden 3.2%
Hexagon AB, Class B (Electronic Equipment, Instruments & Components)	800,225	12,598,386
MIPS AB (Leisure Products)	46,322	6,073,412
		18,671,798
Switzerland 3.8%
Belimo Holding AG (Registered) (Building Products)	9,100	5,759,838
Lonza Group AG (Registered) (Life Sciences Tools & Services)	20,026	16,682,528
		22,442,366

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP MacKay International Equity Portfolio

	Shares	Value
Common Stocks (continued)
Taiwan 3.0%
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR (Semiconductors & Semiconductor Equipment)	147,635	$ 17,761,967
United Kingdom 15.4%
Diageo plc (Beverages)	318,675	17,408,985
Experian plc (Professional Services)	178,830	8,791,450
HomeServe plc (Commercial Services & Supplies)	816,152	9,660,624
Linde plc (Chemicals)	44,570	15,440,385
Prudential plc (Insurance)	1,338,896	23,097,288
St James's Place plc (Capital Markets)	707,689	16,126,119
		90,524,851
United States 9.5%
Accenture plc, Class A (IT Services)	18,064	7,488,431
Aon plc, Class A (Insurance)	57,722	17,348,924
Fiverr International Ltd. (Internet & Direct Marketing Retail) (b)	40,272	4,578,927
Globant SA (IT Services) (b)	16,598	5,213,266
STERIS plc (Health Care Equipment & Supplies)	27,602	6,718,603
TE Connectivity Ltd. (Electronic Equipment, Instruments & Components)	91,398	14,746,153
		56,094,304
Total Common Stocks (Cost $516,180,064)		573,601,228
	Shares	Value
Short-Term Investment 0.0% ‡
Affiliated Investment Company 0.0% ‡
United States 0.0% ‡
MainStay U.S. Government Liquidity Fund, 0.01% (c)	144,792	$ 144,792
Total Short-Term Investment (Cost $144,792)		144,792
Total Investments (Cost $516,324,856)	97.6%	573,746,020
Other Assets, Less Liabilities	2.4	14,135,415
Net Assets	100.0%	$ 587,881,435

†	Percentages indicated are based on Portfolio net assets.
‡	Less than one-tenth of a percent.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Non-income producing security.
(c)	Current yield as of December 31, 2021.

Abbreviation(s):
ADR—American Depositary Receipt
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments December 31, 2021† (continued)
The following is a summary of the fair valuations according to the inputs used as of December 31, 2021, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks
Brazil	$ —	$ 13,978,877	$ —	$ 13,978,877
Denmark	—	13,736,610	—	13,736,610
Finland	—	2,764,421	—	2,764,421
Germany	—	72,035,955	—	72,035,955
Italy	—	5,728,152	—	5,728,152
Japan	—	64,287,031	—	64,287,031
Spain	—	16,358,895	—	16,358,895
Sweden	—	18,671,798	—	18,671,798
Switzerland	—	22,442,366	—	22,442,366
All Other Countries	343,597,123	—	—	343,597,123
Total Common Stocks	343,597,123	230,004,105	—	573,601,228
Short-Term Investment
Affiliated Investment Company	144,792	—	—	144,792
Total Investments in Securities	$ 343,741,915	$ 230,004,105	$ —	$ 573,746,020

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP MacKay International Equity Portfolio

Industry Diversification
	Value	Percent †
Banks	$ 20,599,975	3.5%
Beverages	17,408,985	3.0
Building Products	5,759,838	1.0
Capital Markets	34,198,855	5.8
Chemicals	47,322,638	8.0
Commercial Services & Supplies	9,660,624	1.7
Electronic Equipment, Instruments & Components	27,344,539	4.7
Health Care Equipment & Supplies	25,818,973	4.3
Health Care Providers & Services	13,978,877	2.4
Health Care Technology	5,833,911	1.0
Insurance	40,446,212	6.8
Interactive Media & Services	35,607,791	6.1
Internet & Direct Marketing Retail	18,980,842	3.2
IT Services	39,531,333	6.8
Leisure Products	6,073,412	1.0
Life Sciences Tools & Services	57,349,402	9.7
Media	20,347,644	3.5
Professional Services	47,855,127	8.1
Real Estate Management & Development	11,122,043	1.9
Semiconductors & Semiconductor Equipment	17,761,967	3.0
Software	41,655,442	7.1
Specialty Retail	19,123,316	3.3
Thrifts & Mortgage Finance	9,819,482	1.7
	573,601,228	97.6
Short-Term Investment	144,792	0.0‡
Other Assets, Less Liabilities	14,135,415	2.4
Net Assets	$587,881,435	100.0%

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statement of Assets and Liabilities as of December 31, 2021
Assets
Investment in unaffiliated securities, at value (identified cost $516,180,064)	$573,601,228
Investment in affiliated investment companies, at value (identified cost $144,792)	144,792
Cash denominated in foreign currencies (identified cost $13,303,317)	13,510,204
Receivables:
Dividends and interest	1,002,007
Investment securities sold	481,498
Portfolio shares sold	164,772
Other assets	4,939
Total assets	588,909,440
Liabilities
Due to custodian	2,447
Payables:
Manager (See Note 3)	431,339
Portfolio shares redeemed	366,820
NYLIFE Distributors (See Note 3)	66,526
Foreign capital gains tax (See Note 2)	63,394
Professional fees	48,835
Shareholder communication	26,286
Custodian	21,657
Trustees	701
Total liabilities	1,028,005
Net assets	$587,881,435
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 32,930
Additional paid-in-capital	443,185,493
443,218,423
Total distributable earnings (loss)	144,663,012
Net assets	$587,881,435
Initial Class
Net assets applicable to outstanding shares	$266,746,884
Shares of beneficial interest outstanding	14,833,295
Net asset value per share outstanding	$ 17.98
Service Class
Net assets applicable to outstanding shares	$321,134,551
Shares of beneficial interest outstanding	18,096,570
Net asset value per share outstanding	$ 17.75

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP MacKay International Equity Portfolio

Statement of Operations for the year ended December 31, 2021
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $635,750)	$ 7,455,475
Securities lending	93,810
Interest	312
Dividends-affiliated	54
Total income	7,549,651
Expenses
Manager (See Note 3)	5,125,227
Distribution/Service—Service Class (See Note 3)	802,495
Professional fees	104,974
Custodian	101,703
Shareholder communication	36,698
Trustees	12,073
Miscellaneous	33,702
Total expenses	6,216,872
Net investment income (loss)	1,332,779
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions(a)	95,000,894
Foreign currency transactions	138,418
Net realized gain (loss)	95,139,312
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments(b)	(30,914,621)
Translation of other assets and liabilities in foreign currencies	169,919
Net change in unrealized appreciation (depreciation)	(30,744,702)
Net realized and unrealized gain (loss)	64,394,610
Net increase (decrease) in net assets resulting from operations	$ 65,727,389

(a)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax in the amount of $(828,734).
(b)	Net change in unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $927,353.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statements of Changes in Net Assets
for the years ended December 31, 2021 and December 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 1,332,779	$ 94,714
Net realized gain (loss)	95,139,312	68,904,965
Net change in unrealized appreciation (depreciation)	(30,744,702)	27,504,268
Net increase (decrease) in net assets resulting from operations	65,727,389	96,503,947
Distributions to shareholders:
Initial Class	(33,734,818)	(13,134,233)
Service Class	(41,322,755)	(17,213,641)
Total distributions to shareholders	(75,057,573)	(30,347,874)
Capital share transactions:
Net proceeds from sales of shares	34,068,196	34,835,816
Net asset value of shares issued to shareholders in reinvestment of distributions	75,057,573	30,347,874
Cost of shares redeemed	(72,259,312)	(83,407,113)
Increase (decrease) in net assets derived from capital share transactions	36,866,457	(18,223,423)
Net increase (decrease) in net assets	27,536,273	47,932,650
Net Assets
Beginning of year	560,345,162	512,412,512
End of year	$587,881,435	$560,345,162
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP MacKay International Equity Portfolio

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Initial Class	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 18.43	$ 16.21	$ 14.99	$ 17.46	$ 13.24
Net investment income (loss) (a)	0.07	0.03	0.12	0.10	0.07
Net realized and unrealized gain (loss)	2.12	3.24	3.31	(2.04)	4.24
Total from investment operations	2.19	3.27	3.43	(1.94)	4.31
Less distributions:
From net investment income	(0.02)	(0.12)	(0.08)	(0.21)	(0.09)
From net realized gain on investments	(2.62)	(0.93)	(2.13)	(0.32)	—
Total distributions	(2.64)	(1.05)	(2.21)	(0.53)	(0.09)
Net asset value at end of year	$ 17.98	$ 18.43	$ 16.21	$ 14.99	$ 17.46
Total investment return (b)	12.24%	20.85%	24.80%	(11.56)%	32.61%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.37%	0.16%	0.74%	0.55%	0.43%
Net expenses (c)	0.93%	0.96%	0.96%	0.96%	0.96%
Portfolio turnover rate	86%	135%	66%	46%	49%
Net assets at end of year (in 000's)	$ 266,747	$ 245,101	$ 209,278	$ 158,215	$ 196,676

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended December 31,
Service Class	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 18.24	$ 16.06	$ 14.86	$ 17.32	$ 13.13
Net investment income (loss) (a)	0.02	(0.01)	0.08	0.05	0.03
Net realized and unrealized gain (loss)	2.11	3.20	3.28	(2.03)	4.21
Total from investment operations	2.13	3.19	3.36	(1.98)	4.24
Less distributions:
From net investment income	—	(0.08)	(0.03)	(0.16)	(0.05)
From net realized gain on investments	(2.62)	(0.93)	(2.13)	(0.32)	—
Total distributions	(2.62)	(1.01)	(2.16)	(0.48)	(0.05)
Net asset value at end of year	$ 17.75	$ 18.24	$ 16.06	$ 14.86	$ 17.32
Total investment return (b)	11.96%	20.54%	24.49%	(11.78)%	32.28%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.12%	(0.08)%	0.52%	0.32%	0.18%
Net expenses (c)	1.18%	1.21%	1.21%	1.21%	1.21%
Portfolio turnover rate	86%	135%	66%	46%	49%
Net assets at end of year (in 000's)	$ 321,135	$ 315,244	$ 303,135	$ 258,307	$ 310,793

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Notes to Financial Statements
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP MacKay International Equity Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio (formerly known as MainStay VP Moderate Growth Allocation Portfolio) and MainStay VP Equity Allocation Portfolio (formerly known as MainStay VP Growth Allocation Portfolio), which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	May 1, 1995
Service Class	June 5, 2003
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek long-term growth of capital.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification
Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
The Board of Trustees of the Fund (the "Board") adopted procedures establishing methodologies for the valuation of the Portfolio's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure

18	MainStay VP MacKay International Equity Portfolio

purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2021, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio's valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of December 31, 2021, were fair valued in such a manner.
Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Portfolio as of December 31, 2021 were fair valued in such a manner.
If the principal market of certain foreign equity securities is closed in observance of a local foreign holiday, these securities are valued using the last closing price of regular trading on the relevant exchange and fair valued by applying factors provided by a third-party vendor in accordance
19

Notes to Financial Statements (continued)
with valuation procedures adopted by the Board. These securities are generally categorized as Level 2 in the hierarchy. Securities that were fair valued in such a manner as of December 31, 2021, are shown in the Portfolio of Investments.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income. The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

20	MainStay VP MacKay International Equity Portfolio

(F) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Foreign Currency Transactions. The Portfolio's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(I) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of December 31, 2021, the Portfolio did not have any portfolio securities on loan.
Prior to February 22, 2021, these services were provided by State Street Bank and Trust Company (“State Street”).
(J) Foreign Securities Risk.  The Portfolio invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(K) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
21

Notes to Financial Statements (continued)
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. During a portion of the year ended December 31, 2021, the Portfolio reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.89% up to $500 million; and 0.85% in excess of $500 million. During the year ended December 31, 2021, the effective management fee rate was 0.88%.
During the year ended December 31, 2021, New York Life Investments earned fees from the Portfolio in the amount of $5,125,227 and paid the Subadvisor fees of $2,563,197.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Prior to February 22, 2021, these services were provided by State Street.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C) Investments in Affiliates (in 000’s).  During the year ended December 31, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 622	$ 55,243	$ (55,720)	$ —	$ —	$ 145	$ —(a)	$ —	145

(a)	Less than $500.

22	MainStay VP MacKay International Equity Portfolio

Note 4-Federal Income Tax
As of December 31, 2021, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$519,479,620	$81,403,644	$(27,137,244)	$54,266,400
As of December 31, 2021, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Accumulated Capital and Other Gain (Loss)	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$46,066,053	$44,127,520	$54,469,439	$144,663,012
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.
During the years ended December 31, 2021 and December 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2021	2020
Distributions paid from:
Ordinary Income	$50,111,243	$ 8,353,687
Long-Term Capital Gains	24,946,330	21,994,187
Total	$75,057,573	$30,347,874
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Prior to February 22, 2021, these services were provided by State Street. The services provided by State Street were a direct expense of the Portfolio and are included in the Statement of Operations as Custodian fees which totaled $19,770 for the period January 1, 2021 through February 21, 2021.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate ("LIBOR"), whichever is higher. The Credit Agreement expires on July 26, 2022, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2021, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2021, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended December 31, 2021, purchases and sales of securities, other than short-term securities, were $484,519 and $521,077, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended December 31, 2021 and December 31, 2020, were as follows:
23

Notes to Financial Statements (continued)
Initial Class	Shares	Amount
Year ended December 31, 2021:
Shares sold	838,988	$ 16,153,016
Shares issued to shareholders in reinvestment of distributions	1,922,628	33,734,818
Shares redeemed	(1,225,104)	(23,742,345)
Net increase (decrease)	1,536,512	$ 26,145,489
Year ended December 31, 2020:
Shares sold	713,217	$ 11,874,962
Shares issued to shareholders in reinvestment of distributions	783,932	13,134,233
Shares redeemed	(1,109,972)	(17,404,149)
Net increase (decrease)	387,177	$ 7,605,046

Service Class	Shares	Amount
Year ended December 31, 2021:
Shares sold	962,140	$ 17,915,180
Shares issued to shareholders in reinvestment of distributions	2,385,193	41,322,755
Shares redeemed	(2,530,506)	(48,516,967)
Net increase (decrease)	816,827	$ 10,720,968
Year ended December 31, 2020:
Shares sold	1,552,128	$ 22,960,854
Shares issued to shareholders in reinvestment of distributions	1,037,498	17,213,641
Shares redeemed	(4,189,934)	(66,002,964)
Net increase (decrease)	(1,600,308)	$(25,828,469)
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2021, events and transactions subsequent to December 31, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
24	MainStay VP MacKay International Equity Portfolio

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MainStay VP Funds Trust and Shareholders of
MainStay VP MacKay International Equity Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP MacKay International Equity Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
February 24, 2022
We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.
25

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay VP MacKay International Equity Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Portfolio (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 8–9, 2021 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2021 through December 2021, including information and materials furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Portfolio and investment-related matters for the Portfolio as well as presentations from New York Life Investments and MacKay personnel. In addition, the Board took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2021 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by the applicable share classes of the Portfolio, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and MacKay; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay with respect to their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life

26	MainStay VP MacKay International Equity Portfolio

Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to investors and that the Portfolio’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 8–9, 2021 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Portfolio’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Portfolio.
The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Portfolio. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that MacKay provides to the Portfolio and considered the terms of each of the Advisory Agreements. The Board evaluated MacKay’s experience and performance in serving as subadvisor to the Portfolio and advising other portfolios and MacKay’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay and New York Life Investments’ and MacKay’s overall resources, legal and compliance environment, capabilities, reputation and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and MacKay and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board reviewed MacKay’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the qualifications and experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and MacKay regarding the operations of their respective business continuity plans in response to the ongoing COVID-19 pandemic, including the remote working environment.
Based on these considerations, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio’s benchmarks, the Portfolio’s
27

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Portfolio as compared to peer funds.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance attributable to MacKay as well as discussions between the Portfolio’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed to take, to seek to enhance Portfolio investment performance and the results of those actions.
Based on these considerations, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Portfolio. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates , including MacKay, the Board considered, among other factors, New York Life Investments’ and its affiliates’ continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio. The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay in exchange for commissions paid by the Portfolio with respect to trades in the Portfolio’s portfolio securities. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.
The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the

28	MainStay VP MacKay International Equity Portfolio

Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Portfolio were not excessive.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fees paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and those of the similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints and voluntary waivers on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds. The Board considered its discussions with representatives from New York Life Investments regarding the management fee paid by the Portfolio.
Based on the factors outlined above, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Portfolio’s expense structure permits economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.
29

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
30	MainStay VP MacKay International Equity Portfolio

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Portfolio are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolio. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a
Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Nolan reached the age of 75 during the calendar year 2021. Accordingly, Mr. Nolan retired at the end of calendar year 2021, at which time, Ms. Hammond became a Trustee of the Portfolio. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Yie-Hsin Hung* 1962	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010	78	MainStay Funds: Trustee since 2017 (12 Funds);
MainStay Funds Trust: Trustee since 2017 (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2017;
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee
since March 2021; and
Turtle Beach Corporation: Director since April 2021
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
31

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021;VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Committee since 2018
Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007***	President, Strategic Management Advisors LLC since 1990	78	MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 Funds); MainStay Funds Trust: Chairman since 2017 and Trustee since 1990 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay Funds: Trustee since 2006 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Richard H. Nolan, Jr.**** 1946	MainStay VP Funds Trust: Trustee since 2006***	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay Funds: Trustee since 2007 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Independent Trustees
32	MainStay VP MacKay International Equity Portfolio

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (12 Funds);
MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Trustee since 2018, Chair of the Special Committee since 2019; and
Rhode Island School of Design: Trustee and Chair of the Finance Committee since 2015

Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC since 2018; President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds); MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Allstate Corporation: Director since 2015;
Partners in Health:Trustee since 2019 and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay Funds: Trustee since 1994 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund; Trustee since June 2021
**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
****	Pursuant to the Board's retirement policy, Mr. Nolan retired from the Board effective December 31, 2021.
Independent Trustees
33

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay VP Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since January 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust since 2017** and MainStay CBRE Global Infrastructure Megatrends Fund since 2021; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust since 2007**	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds Trust since 2009, MainStay Funds since 2007 and MainStay CBRE Global Infrastructure Megatrends Fund since 2021; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay VP Funds Trust since 2021, and 2014 to 2020	Vice President and Chief Compliance Officer, New York Life Investments Alternatives LLC and New York Life Investment Management Holdings LLC (since 2020); Vice President (since 2018) and Chief Compliance Officer (since 2016), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, IndexIQ Advisors LLC, IndexIQ Holdings Inc., IndexIQ LLC and IndexIQ Trust (since 2017); Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay Funds, MainStay Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2021 and 2014 to 2020); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust since 2010**	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds and MainStay Funds Trust since 2010 and MainStay CBRE Global Infrastructure Megatrends Fund since 2021
Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust since 2005**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds Trust since 2009 and MainStay Funds since 2005 and MainStay CBRE Global Infrastructure Megatrends Fund since 2021
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
34	MainStay VP MacKay International Equity Portfolio

MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP MacKay S&P 500 Index Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP T. Rowe Price Equity Income Portfolio1
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Brown Advisory LLC
Baltimore, Maryland
Candriam Belgium S.A.*
Brussels, Belgium
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Capital Management LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
T. Rowe Price Associates, Inc.
Baltimore, Maryland
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
Effective on or about May 1, 2022, the MainStay VP T. Rowe Price Equity Income Portfolio will be renamed the MainStay VP American Century Sustainable Equity Portfolio.
Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC
Not part of the Annual Report

2021 Annual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2022 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
1802520	MSVPIE11-02/22
(NYLIAC) NI523

MainStay VP Winslow Large Cap Growth Portfolio

Message from the President and Annual Report
December 31, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
The COVID-19 pandemic and inflation drove market performance during the 12-month reporting period ended December 31, 2021. Against all expectations, the pandemic remained a persistent force worldwide, with widespread outbreaks of highly transmissible variants disrupting life in many locations despite the widespread availability of effective vaccines. Supported by government stimulus and accommodative monetary policies, most global economies expanded, exceeding pre-pandemic levels. However, the pandemic continued to claim lives, and the recovery proved uneven, with some industries struggling in the face of labor shortages, supply-chain bottlenecks and sharply rising commodity prices.
Spurred by economic growth and rising inflationary pressures, positive investor sentiment buoyed stock markets while bond markets lagged. In the United States, the S&P 500® Index, a widely regarded benchmark of market performance, produced strong gains led by energy and real estate, followed by information technology and financials. Materials and consumer staples lagged the Index by a small margin, while health care and industrials trailed further behind. The traditionally defensive utilities and consumer staples sectors underperformed by a greater margin, with both sectors challenged by rising commodity prices, with communication services as the only sector to generate negative returns. Small- and mid-cap stocks, which outperformed for much of the reporting period, lost ground to large-cap stocks in the closing months of 2021 as risk appetites diminished and trailed for the year as a whole. Similarly, value stocks outperformed growth-oriented shares during the first half of the year, then fell behind in November and December. In developed international equity markets, the U.K. and Eurozone led Asia, while, overall, the international market lagged its U.S. counterpart, particularly during the second half of the reporting period. Emerging market equities suffered broad losses, though returns varied widely from country to country with some, such as India, producing solidly positive returns while others, most notably China, experiencing punishing declines.
U.S. and international bond markets produced mixed performance, buffeted by rising interest rates while supported by accommodative monetary policies and strong corporate financial results. Expectations for a quick economic recovery in early 2021 drove rising yields and a steep selloff in traditional safe havens, such as government bonds. A partial recovery in the summer of 2021 was followed by another dip in the fall, prompted by signals from central banks of their intention to soon withdraw monetary accommodation as a first step toward raising rates in an effort to combat rising inflation. Increasingly hawkish rhetoric from the U.S. Federal Reserve in November and December further pressured the fixed-income asset class. Corporate bonds fared relatively well given the positive corporate earnings environment and historically low default rates, with lower-rated issues significantly outperforming investment-grade credits. Emerging market corporate bonds came under pressure late in the reporting period due to slowing Chinese economic growth associated with a government regulatory crackdown and heightened concerns regarding a debt crisis in the Chinese real estate sector.
Today, the pandemic remains deeply felt in the economy and our personal lives. Yet, at the same time, post-pandemic trends are beginning to play an increasing role in the financial markets. As a MainStay VP investor, you can rely on us to manage our portfolios with a careful eye on the ever-changing investment landscape and provide you with disciplined investment tools to help you reach your financial goals. Thank you for your continued trust, which we strive to earn every day.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information, which includes information about MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended December 31, 2021
Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	5/1/1998	24.52%	25.63%	18.68%	0.75%
Service Class Shares	6/6/2003	24.20	25.32	18.39	1.00

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	One Year	Five Years	Ten Years
Russell 1000® Growth Index[1]	27.60%	25.32%	19.79%
S&P 500® Index[2]	28.71	18.47	16.55
Morningstar Large Growth Category Average[3]	20.49	21.76	17.12

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
1.	The Russell 1000® Growth Index is the Portfolio's primary benchmark. The Russell 1000® Growth Index is a broad-based benchmark that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The S&P 500® Index is the Portfolio's secondary benchmark. “S&P 500®" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The Morningstar Large Growth Category Average is representative of funds that invest primarily in big U.S. companies that are projected to grow faster than other large-cap stocks. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. Growth is defined based on fast growth and high valuations. Most of these funds focus on companies in rapidly expanding industries. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP Winslow Large Cap Growth Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2021 to December 31, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2021 to December 31, 2021. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended
December 31, 2021. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 7/1/21	Ending Account Value (Based on Actual Returns and Expenses) 12/31/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,105.00	$3.87	$1,021.53	$3.72	0.73%
Service Class Shares	$1,000.00	$1,103.60	$5.20	$1,020.26	$4.99	0.98%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP Winslow Large Cap Growth Portfolio

Industry Composition as of December 31, 2021 (Unaudited)
Software	20.9%
Interactive Media & Services	12.2
IT Services	8.1
Internet & Direct Marketing Retail	7.2
Semiconductors & Semiconductor Equipment	7.2
Hotels, Restaurants & Leisure	4.9
Life Sciences Tools & Services	3.9
Health Care Equipment & Supplies	3.4
Textiles, Apparel & Luxury Goods	3.4
Capital Markets	3.0
Technology Hardware, Storage & Peripherals	3.0
Entertainment	2.0
Automobiles	2.0
Specialty Retail	1.9
Chemicals	1.9
Pharmaceuticals	1.8
Road & Rail	1.5%
Health Care Providers & Services	1.5
Electronic Equipment, Instruments & Components	1.4
Containers & Packaging	1.4
Professional Services	1.4
Personal Products	1.4
Machinery	1.4
Auto Components	1.3
Health Care Technology	1.0
Electrical Equipment	0.2
Real Estate Management & Development	0.0‡
Short–Term Investments	0.8
Other Assets, Less Liabilities	–0.1
100.0%
‡    Less than one-tenth of percent.
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of December 31, 2021 (excluding short-term investments) (Unaudited)
1.	Microsoft Corp.
2.	Amazon.com, Inc.
3.	Alphabet, Inc.
4.	NVIDIA Corp.
5.	Apple, Inc.
6.	Adobe, Inc.
7.	Meta Platforms, Inc., Class A
8.	Mastercard, Inc., Class A
9.	Netflix, Inc.
10.	salesforce.com, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Justin H. Kelly, CFA, and Patrick M. Burton, CFA, of Winslow Capital Management, LLC, the Portfolio’s Subadvisor.
How did MainStay VP Winslow Large Cap Growth Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2021?
For the 12 months ended December 31, 2021, MainStay VP Winslow Large Cap Growth Portfolio returned 24.52% for Initial Class shares and 24.20% for Service Class shares. Over the same period, both share classes underperformed the 27.60% return of the Russell 1000® Growth Index, which is the Portfolio’s primary benchmark, and the 28.71% return of the S&P 500® Index, which is a secondary benchmark of the Portfolio. For the 12 months ended December 31, 2021, both share classes outperformed the 20.49% return of the Morningstar Large Growth Category Average.1
What factors affected the Portfolio’s relative performance during the reporting period?
During the reporting period, the Portfolio’s performance relative to the Russell 1000® Growth Index was undermined by both sector allocations and individual security selection. At the sector allocation level, the Portfolio’s positioning in the communication services, real estate and materials sectors detracted from relative performance, with the negative effects partially offset by favorable positioning in the consumer staples and industrials sectors. Security selection in the information technology, industrials and communication services sectors detracted most from relative performance, partially offset by favorable security selection in the health care, consumer discretionary and consumer staples sectors.
During the reporting period, were there any market events that materially impacted the Portfolio’s performance or liquidity?
While 2021 marked another year of overall strong equity market returns, it proved volatile as well. During the first half of the reporting period, markets continued to reflect the positive recovery sentiment that characterized the end of 2020. Vaccine delivery accelerated, suggesting a light at the end of the pandemic tunnel. Importantly for equity investors, corporations reported stronger earnings than previously forecast, and corporate sentiment rose above pre-pandemic levels, supporting the favorable macroeconomic outlook.
Weaker sentiment undermined returns for most equity indices in the third quarter of 2021 as resurging COVID-19 cases and supply-chain disruptions reduced the near-term global growth outlook. Investors also focused on rising interest rates and elevated inflation levels. During the third quarter, the U.S. Federal Reserve (the “Fed”) signaled that it may taper bond buying starting in November and may start increasing the Fed funds rate as early as mid-2022. During the closing months of 2021, markets confronted a new COVID-19 variant, stalled fiscal stimulus, a more hawkish monetary framework and inflation levels at multi-year highs in many developed economies. Despite these challenges, large-cap U.S. equity markets reached record highs during the fourth quarter and interest rates, while higher than the beginning of the year, remained below pre-pandemic levels.
Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?
The sectors making the strongest positive contributions to the Portfolio’s performance relative to the Russell 1000® Growth Index included health care, consumer staples and consumer discretionary. (Contributions take weightings and total returns into account.) Within health care and consumer discretionary, the strongest positive contributions were driven predominantly by security selection. The relative outperformance of the Portfolio in the consumer staples sector was largely the result of relatively underweight exposure to this weak-performing sector, although stock selection within the sector further enhanced relative performance.
The three weakest-contributing sectors to the Portfolio’s relative performance were information technology, communication services and industrials. The relative underperformance in all three sectors was predominantly driven by security selection.
During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?
The leading positive contributors to the Portfolio’s absolute performance during the reporting period included positions in software company Microsoft, holding company Alphabet and computer graphics chip maker NVIDIA. Microsoft remained the largest software company in the world while making strides in transitioning its business to become one of the largest public cloud companies as well, through its fast-growing Azure business. Alphabet, which engages in the acquisition and operation of different companies, is the holding company of Internet advertising company Google. Google generated strong revenues from its main Internet products, including advertising, Android, Chrome, hardware, Google Cloud, Google Maps, Google Play, Search and YouTube. NVIDIA posted strong financial results from the design and manufacturing of computer graphics processors, chipsets and related multimedia software.
Notable detractors from the Portfolio’s absolute performance during the same period included online dating company Bumble, social media company Pinterest and cryptocurrency platform Coinbase Global. Bumble drives business through two apps (Bumble and Badoo), both of which focus on arranging meetings for dates, friendship and business. While we model strong,

1.	See page 5 for more information on benchmark and peer group returns.
8	MainStay VP Winslow Large Cap Growth Portfolio

long-term growth, the company’s stock price was undermined during the reporting period by increased social distancing trends in response to the spread of variants of the COVID-19 virus. We continue to view Bumble to be one of the most promising emerging growth names in the consumer tech space. While Pinterest has benefited from the ongoing shift to digital advertising and the monetization of its large user base, the company guided lower on a key user metric during the reporting period. This disappointment coincided with a shift in market sentiment away from price-to-revenue stocks. Coinbase’s initial public offering during the same period preceded a meaningful sell-off in crypto currencies, resulting in a decline in the company’s stock. The Portfolio retained its position in Bumble, while selling its positions in Pinterest and Coinbase during the reporting period.
Did the Portfolio make any significant purchases or sales during the reporting period?
The Portfolio’s three largest purchases during the reporting period included shares in home improvement specialty retailer Lowe’s, surgical robotics firm Intuitive Surgical, and logistics and package delivery company United Parcel Service. The purchase of Lowe’s stock reflected our view that home improvement trends are likely to remain strong over the coming years given housing price appreciation and the general lack of home supply. The investment in Intuitive Surgical was based on the company’s strong, long-term growth potential as hospitals and surgeons embrace the productivity benefits of robotics. We anticipate strong upside to consensus revenue and earnings expectations as Intuitive sees robust demand for new robotic systems and accelerating procedure growth. In our view, United Parcel Service is positioned to benefit from the positive outlook for both domestic and global economies.
Significant sales during the reporting period included positions in consumer electronics company Apple, electronic payments company Visa, and ride hailing and food delivery company Uber Technologies. While the Portfolio continues to hold a smaller position in Apple, our research points to a likely pull forward in demand for many of the company’s products and services over the near term, potentially leading to revenue decline in coming year, which would likely result in free cash flow deterioration. Visa faced an unprecedented series of negative, pandemic-related events in the payments space, resulting in a material “de-rating” in valuation levels during the reporting period. If the pandemic fades quickly, we would expect global travel and other travel related volumes to rebound, positioning payment stocks like Visa to begin beating estimates again. Regarding Uber, concern over potential regulatory risk involving their workforce created a near-term overhang on the company’s stock price, leading to the decision to sell the Portfolio’s position.
How did the Portfolio’s sector weightings change during the reporting period?
During the reporting period the Portfolio’s sector weightings relative to the Russell 1000® Growth Index underwent shifts due to structural changes within the Portfolio as well as the reconstitution of the Index. In absolute terms the Portfolio’s exposure to the consumer discretionary and communication services sectors increased. In both instances, the Portfolio’s relative weighting at the beginning of the reporting period was essentially in line with the Index, while at the end of the reporting period, the Portfolio held overweight exposure to both sectors. The largest declines in absolute exposure came from information technology, while real estate exposure fell to essentially zero at the end of the reporting period. On a relative basis, the largest shift was in information technology, where the Portfolio transitioned from a notably overweight position at the beginning of the reporting period to a significantly underweight position as of December 31, 2021.
How was the Portfolio positioned at the end of the reporting period?
As of December 31, 2021, the Portfolio held meaningfully overweight positions in the health care and communication services sectors relative to the Russell 1000® Growth Index. As of the same date, the Portfolio held its most significantly underweight position in consumer staples, and information technology. All of the Portfolio’s other sector weights were more closely in line with the Index.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
9

Portfolio of Investments December 31, 2021†
	Shares	Value
Common Stocks 99.3%
Auto Components 1.3%
Aptiv plc (a)	156,900	$ 25,880,655
Automobiles 2.0%
Tesla, Inc. (a)	37,400	39,523,572
Capital Markets 3.0%
Blackstone, Inc.	172,600	22,332,714
Moody's Corp.	49,040	19,154,043
MSCI, Inc.	28,700	17,584,203
		59,070,960
Chemicals 1.9%
Linde plc	104,800	36,305,864
Containers & Packaging 1.4%
Ball Corp.	282,600	27,205,902
Electrical Equipment 0.2%
Fluence Energy, Inc. (a)	95,500	3,395,980
Electronic Equipment, Instruments & Components 1.4%
TE Connectivity Ltd.	171,450	27,661,743
Entertainment 2.0%
Netflix, Inc. (a)	65,700	39,580,308
Health Care Equipment & Supplies 3.4%
Align Technology, Inc. (a)	50,010	32,865,572
Intuitive Surgical, Inc. (a)	92,480	33,228,064
		66,093,636
Health Care Providers & Services 1.5%
UnitedHealth Group, Inc.	57,630	28,938,328
Health Care Technology 1.0%
Veeva Systems, Inc., Class A (a)	74,100	18,931,068
Hotels, Restaurants & Leisure 4.9%
Airbnb, Inc., Class A (a)	104,950	17,473,125
Chipotle Mexican Grill, Inc. (a)	18,440	32,237,730
Hilton Worldwide Holdings, Inc. (a)	140,600	21,932,194
McDonald's Corp.	88,800	23,804,616
		95,447,665
	Shares	Value

Interactive Media & Services 12.2%
Alphabet, Inc. (a)
Class A	23,500	$ 68,080,440
Class C	23,793	68,847,187

Bumble, Inc., Class A (a)	404,800	13,706,528
Match Group, Inc. (a)	143,850	19,024,163
Meta Platforms, Inc., Class A (a)	142,110	47,798,698
Snap, Inc., Class A (a)	399,900	18,807,297
		236,264,313
Internet & Direct Marketing Retail 7.2%
Amazon.com, Inc. (a)	42,040	140,175,654
IT Services 8.1%
Block, Inc., Class A (a)	105,940	17,110,369
Mastercard, Inc., Class A	125,150	44,968,898
Payoneer Global, Inc. (a)	148,000	1,087,800
PayPal Holdings, Inc. (a)	208,750	39,366,075
Shopify, Inc., Class A (a)	13,600	18,732,504
Snowflake, Inc., Class A (a)	13,900	4,708,625
Visa, Inc., Class A	143,200	31,032,872
		157,007,143
Life Sciences Tools & Services 3.9%
Agilent Technologies, Inc.	174,990	27,937,154
Bio-Techne Corp.	46,030	23,813,160
IQVIA Holdings, Inc. (a)	83,950	23,685,653
		75,435,967
Machinery 1.4%
Parker-Hannifin Corp.	83,100	26,435,772
Personal Products 1.4%
Estee Lauder Cos., Inc. (The), Class A	72,100	26,691,420
Pharmaceuticals 1.8%
Zoetis, Inc.	143,750	35,079,313
Professional Services 1.4%
CoStar Group, Inc. (a)	342,750	27,087,533
Real Estate Management & Development 0.0% ‡
Compass, Inc., Class A (a)(b)	52,100	473,589
Road & Rail 1.5%
Union Pacific Corp.	119,784	30,177,183

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP Winslow Large Cap Growth Portfolio

	Shares	Value
Common Stocks (continued)
Semiconductors & Semiconductor Equipment 7.2%
Advanced Micro Devices, Inc. (a)	149,000	$ 21,441,100
Analog Devices, Inc.	166,800	29,318,436
ASML Holding NV (Registered)	37,710	30,022,439
NVIDIA Corp.	199,940	58,804,354
		139,586,329
Software 20.9%
Adobe, Inc. (a)	89,150	50,553,399
Atlassian Corp. plc, Class A (a)	53,250	20,303,693
Intuit, Inc.	49,600	31,903,712
Microsoft Corp.	590,300	198,529,696
salesforce.com, Inc. (a)	155,680	39,562,958
ServiceNow, Inc. (a)	49,400	32,066,034
Workday, Inc., Class A (a)	120,400	32,890,872
		405,810,364
Specialty Retail 1.9%
Lowe's Cos., Inc.	141,600	36,600,768
Technology Hardware, Storage & Peripherals 3.0%
Apple, Inc.	328,900	58,402,773
Textiles, Apparel & Luxury Goods 3.4%
Lululemon Athletica, Inc. (a)	68,700	26,892,615
NIKE, Inc., Class B	229,950	38,325,766
		65,218,381
Total Common Stocks (Cost $1,229,452,394)		1,928,482,183
	Shares	Value
Short-Term Investments 0.8%
Affiliated Investment Company 0.8%
MainStay U.S. Government Liquidity Fund, 0.01% (c)	15,462,999	$ 15,462,999
Unaffiliated Investment Company 0.0% ‡
Wells Fargo Government Money Market Fund, 0.10% (c)(d)	169,385	169,385
Total Short-Term Investments (Cost $15,632,384)		15,632,384
Total Investments (Cost $1,245,084,778)	100.1%	1,944,114,567
Other Assets, Less Liabilities	(0.1)	(1,528,499)
Net Assets	100.0%	$ 1,942,586,068

†	Percentages indicated are based on Portfolio net assets.
‡	Less than one-tenth of a percent.
(a)	Non-income producing security.
(b)	All or a portion of this security was held on loan. As of December 31, 2021, the aggregate market value of securities on loan was $473,580; the total market value of collateral held by the Portfolio was $490,146. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $320,761. The Portfolio received cash collateral with a value of $169,385. (See Note 2(G))
(c)	Current yield as of December 31, 2021.
(d)	Represents a security purchased with cash collateral received for securities on loan.
The following is a summary of the fair valuations according to the inputs used as of December 31, 2021, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 1,928,482,183	$ —	$ —	$ 1,928,482,183
Short-Term Investments
Affiliated Investment Company	15,462,999	—	—	15,462,999
Unaffiliated Investment Company	169,385	—	—	169,385
Total Short-Term Investments	15,632,384	—	—	15,632,384
Total Investments in Securities	$ 1,944,114,567	$ —	$ —	$ 1,944,114,567

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Statement of Assets and Liabilities as of December 31, 2021
Assets
Investment in unaffiliated securities, at value (identified cost $1,229,621,779) including securities on loan of $473,580	$1,928,651,568
Investment in affiliated investment companies, at value (identified cost $15,462,999)	15,462,999
Receivables:
Portfolio shares sold	618,784
Securities lending	1,081
Dividends	103
Other assets	7,656
Total assets	1,944,742,191
Liabilities
Cash collateral received for securities on loan	169,385
Payables:
Manager (See Note 3)	1,179,189
Portfolio shares redeemed	417,822
NYLIFE Distributors (See Note 3)	276,725
Shareholder communication	49,998
Professional fees	41,854
Custodian	6,849
Trustees	1,159
Accrued expenses	13,142
Total liabilities	2,156,123
Net assets	$1,942,586,068
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 53,868
Additional paid-in-capital	891,662,229
891,716,097
Total distributable earnings (loss)	1,050,869,971
Net assets	$1,942,586,068
Initial Class
Net assets applicable to outstanding shares	$ 632,665,678
Shares of beneficial interest outstanding	16,684,639
Net asset value per share outstanding	$ 37.92
Service Class
Net assets applicable to outstanding shares	$1,309,920,390
Shares of beneficial interest outstanding	37,183,677
Net asset value per share outstanding	$ 35.23

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Winslow Large Cap Growth Portfolio

Statement of Operations for the year ended December 31, 2021
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $26,000)	$ 7,242,348
Securities lending	22,560
Dividends-affiliated	1,737
Total income	7,266,645
Expenses
Manager (See Note 3)	13,027,505
Distribution/Service—Service Class (See Note 3)	3,055,794
Professional fees	129,374
Shareholder communication	96,794
Trustees	35,825
Custodian	30,420
Miscellaneous	74,989
Total expenses before waiver/reimbursement	16,450,701
Expense waiver/reimbursement from Manager (See Note 3)	(25,974)
Net expenses	16,424,727
Net investment income (loss)	(9,158,082)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	361,319,257
Net change in unrealized appreciation (depreciation) on unaffiliated investments	42,537,169
Net realized and unrealized gain (loss)	403,856,426
Net increase (decrease) in net assets resulting from operations	$394,698,344
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statements of Changes in Net Assets
for the years ended December 31, 2021 and December 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ (9,158,082)	$ (4,447,507)
Net realized gain (loss)	361,319,257	138,815,013
Net change in unrealized appreciation (depreciation)	42,537,169	308,412,770
Net increase (decrease) in net assets resulting from operations	394,698,344	442,780,276
Distributions to shareholders:
Initial Class	(43,495,671)	(32,083,765)
Service Class	(95,317,024)	(68,003,617)
Total distributions to shareholders	(138,812,695)	(100,087,382)
Capital share transactions:
Net proceeds from sales of shares	225,933,895	205,574,641
Net asset value of shares issued to shareholders in reinvestment of distributions	138,812,695	100,087,382
Cost of shares redeemed	(306,858,723)	(282,706,153)
Increase (decrease) in net assets derived from capital share transactions	57,887,867	22,955,870
Net increase (decrease) in net assets	313,773,516	365,648,764
Net Assets
Beginning of year	1,628,812,552	1,263,163,788
End of year	$1,942,586,068	$1,628,812,552
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Winslow Large Cap Growth Portfolio

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Initial Class	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 32.76	$ 25.51	$ 21.64	$ 23.92	$ 18.71
Net investment income (loss) (a)	(0.12)	(0.04)	0.00‡	0.00‡	0.02
Net realized and unrealized gain (loss)	8.01	9.36	6.95	1.36	6.00
Total from investment operations	7.89	9.32	6.95	1.36	6.02
Less distributions:
From net realized gain on investments	(2.73)	(2.07)	(3.08)	(3.64)	(0.81)
Net asset value at end of year	$ 37.92	$ 32.76	$ 25.51	$ 21.64	$ 23.92
Total investment return (b)	24.52%	37.16%	33.64%	3.57%	32.39%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.34)%	(0.16)%	0.01%	0.01%	0.10%
Net expenses (c)(d)	0.74%	0.75%	0.76%	0.76%	0.76%
Portfolio turnover rate	62%	54%	56%	58%	53%
Net assets at end of year (in 000's)	$ 632,666	$ 534,965	$ 438,089	$ 238,174	$ 368,861

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Expense waiver/reimbursement less than 0.01%.

	Year Ended December 31,
Service Class	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 30.68	$ 24.05	$ 20.60	$ 22.96	$ 18.03
Net investment income (loss) (a)	(0.20)	(0.11)	(0.06)	(0.06)	(0.03)
Net realized and unrealized gain (loss)	7.48	8.81	6.59	1.34	5.77
Total from investment operations	7.28	8.70	6.53	1.28	5.74
Less distributions:
From net realized gain on investments	(2.73)	(2.07)	(3.08)	(3.64)	(0.81)
Net asset value at end of year	$ 35.23	$ 30.68	$ 24.05	$ 20.60	$ 22.96
Total investment return (b)	24.20%	36.81%	33.30%	3.31%	32.06%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.59)%	(0.41)%	(0.25)%	(0.23)%	(0.15)%
Net expenses (c)(d)	0.99%	1.00%	1.01%	1.01%	1.01%
Portfolio turnover rate	62%	54%	56%	58%	53%
Net assets at end of year (in 000's)	$ 1,309,920	$ 1,093,847	$ 825,075	$ 623,836	$ 575,514

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Expense waiver/reimbursement less than 0.01%.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Notes to Financial Statements
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Winslow Large Cap Growth Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio (formerly known as MainStay VP Moderate Growth Allocation Portfolio) and MainStay VP Equity Allocation Portfolio (formerly known as MainStay VP Growth Allocation Portfolio), which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	May 1, 1998
Service Class	June 6, 2003
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek long-term growth of capital.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification
Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
The Board of Trustees of the Fund (the "Board") adopted procedures establishing methodologies for the valuation of the Portfolio's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure

16	MainStay VP Winslow Large Cap Growth Portfolio

purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2021, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio's valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of December 31, 2021, were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized
17

Notes to Financial Statements (continued)
cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income. The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of

18	MainStay VP Winslow Large Cap Growth Portfolio

Operations. Securities on loan as of December 31, 2021, are shown in the Portfolio of Investments.
Prior to February 22, 2021, these services were provided by State Street Bank and Trust Company (“State Street”).
(H) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. During a portion of the year ended December 31, 2021, the Portfolio reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Winslow Capital Management, LLC. (“Winslow” or the “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Winslow, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.75% up to $500 million; 0.725% from $500 million to $750 million; 0.71% from $750 million to $1 billion; 0.70% from $1 billion to $2 billion; 0.66% from $2 billion to $3 billion; 0.61% from $3 billion to $7 billion; 0.585% from $7 billion to $9 billion; and 0.575% in excess of $9 billion.
New York Life Investments has voluntarily agreed to waive a portion of its management fee when the subadvisory fee is reduced as a result of achieving breakpoints in the subadvisory fee schedule. The savings that result from the reduced subadvisory fee will be shared equally with the Portfolio provided that the amount of the management fee retained by New York Life Investments, after payment of the subadvisory fee, exceeds 0.35% of the average daily net assets of the Portfolio. This waiver may be discontinued at any time.
New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.55% of the Portfolio’s average daily net assets from $11 billion to $13 billion; and 0.525% of the Portfolio’s average daily net assets over $13 billion. This agreement expires May 1, 2022, and may only be amended or terminated prior to that date by action of the Board. During the year ended December 31, 2021, the effective management fee rate was 0.72% (exclusive of any applicable waivers/reimbursements).
During the year ended December 31, 2021, New York Life Investments earned fees from the Portfolio in the amount of $13,027,505 and waived fees and/or reimbursed expenses in the amount of $25,974 and paid the Subadvisor fees of $4,601,837.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Prior to February 22, 2021, these services were provided by State Street.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
19

Notes to Financial Statements (continued)
(C) Investments in Affiliates (in 000’s).  During the year ended December 31, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 14,908	$ 391,988	$ (391,433)	$ —	$ —	$ 15,463	$ 2	$ —	15,463

Note 4-Federal Income Tax
As of December 31, 2021, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,245,425,136	$715,723,103	$(17,033,672)	$698,689,431
As of December 31, 2021, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Accumulated Capital and Other Gain (Loss)	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$51,907,115	$300,273,425	$698,689,431	$1,050,869,971
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.
During the years ended December 31, 2021 and December 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2021	2020
Distributions paid from:
Long-Term Capital Gains	$138,812,695	$100,087,382
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Prior to February 22, 2021, these services were provided by State Street. The services provided by State Street were a direct expense of the Portfolio and are included in the Statement of Operations as Custodian fees which totaled $3,770 for the period January 1, 2021 through February 21, 2021.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate ("LIBOR"), whichever is higher. The Credit Agreement expires on July 26, 2022, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2021, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2021, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended December 31, 2021, purchases and sales of securities, other than short-term securities, were $1,108,739 and $1,198,545, respectively.

20	MainStay VP Winslow Large Cap Growth Portfolio

Note 9–Capital Share Transactions
Transactions in capital shares for the years ended December 31, 2021 and December 31, 2020, were as follows:
Initial Class	Shares	Amount
Year ended December 31, 2021:
Shares sold	2,316,264	$ 82,342,909
Shares issued to shareholders in reinvestment of distributions	1,208,858	43,495,671
Shares redeemed	(3,168,728)	(114,442,169)
Net increase (decrease)	356,394	$ 11,396,411
Year ended December 31, 2020:
Shares sold	1,607,424	$ 47,202,241
Shares issued to shareholders in reinvestment of distributions	1,053,301	32,083,765
Shares redeemed	(3,506,165)	(99,452,086)
Net increase (decrease)	(845,440)	$ (20,166,080)

Service Class	Shares	Amount
Year ended December 31, 2021:
Shares sold	4,318,772	$ 143,590,986
Shares issued to shareholders in reinvestment of distributions	2,849,784	95,317,024
Shares redeemed	(5,641,331)	(192,416,554)
Net increase (decrease)	1,527,225	$ 46,491,456
Year ended December 31, 2020:
Shares sold	5,983,502	$ 158,372,400
Shares issued to shareholders in reinvestment of distributions	2,382,965	68,003,617
Shares redeemed	(7,019,980)	(183,254,067)
Net increase (decrease)	1,346,487	$ 43,121,950
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2021, events and transactions subsequent to December 31, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
21

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MainStay VP Funds Trust and Shareholders of
MainStay VP Winslow Large Cap Growth Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Winslow Large Cap Growth Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and transfer agents. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
February 24, 2022
We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.
22	MainStay VP Winslow Large Cap Growth Portfolio

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay VP Winslow Large Cap Growth Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Winslow Capital Management, LLC (“Winslow Capital”) with respect to the Portfolio (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 8–9, 2021 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and Winslow Capital in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2021 through December 2021, including information and materials furnished by New York Life Investments and Winslow Capital in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or Winslow Capital that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Portfolio and investment-related matters for the Portfolio as well as presentations from New York Life Investments and Winslow Capital personnel. In addition, the Board took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2021 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by the applicable share classes of the Portfolio, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and Winslow Capital; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and Winslow Capital; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Winslow Capital with respect to their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and Winslow Capital. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life

23

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
Investments and Winslow Capital resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to investors and that the Portfolio’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 8–9, 2021 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and Winslow Capital
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of Winslow Capital, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of Winslow Capital and ongoing analysis of, and interactions with, Winslow Capital with respect to, among other things, the Portfolio’s investment performance and risks as well as Winslow Capital’s investment capabilities and subadvisory services with respect to the Portfolio.
The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Portfolio. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that Winslow Capital provides to the Portfolio and considered the terms of each of the Advisory Agreements. The Board evaluated Winslow Capital’s experience and performance in serving as subadvisor to the Portfolio and advising other portfolios and Winslow Capital’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Winslow Capital and New York Life Investments’ and Winslow Capital’s overall resources, legal and compliance environment, capabilities, reputation and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and Winslow Capital and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board reviewed Winslow Capital’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the qualifications and experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and Winslow Capital regarding the operations of their respective business continuity plans in response to the ongoing COVID-19 pandemic, including the remote working environment.
Based on these considerations, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year. These reports include, among other items, information on the Portfolio’s gross and net

24	MainStay VP Winslow Large Cap Growth Portfolio

returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio’s benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Portfolio as compared to peer funds.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance attributable to Winslow Capital as well as discussions between the Portfolio’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Winslow Capital had taken, or had agreed to take, to seek to enhance Portfolio investment performance and the results of those actions.
Based on these considerations, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits Realized, by New York Life Investments and Winslow Capital
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates and Winslow Capital due to their relationships with the Portfolio. The Board considered that Winslow Capital’s subadvisory fee had been negotiated at arm’s-length by New York Life Investments and that this fee is paid by New York Life Investments, not the Portfolio, and the relevance of Winslow Capital’s profitability was considered by the Trustees in that context. On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Portfolio.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and Winslow Capital and profits realized by New York Life Investments and its affiliates and Winslow Capital, the Board considered, among other factors, New York Life Investments’ and its affiliates’ and Winslow Capital’s continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio. The Board also considered the financial resources of New York Life Investments and
Winslow Capital and acknowledged that New York Life Investments and Winslow Capital must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and Winslow Capital to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to Winslow Capital from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Winslow Capital in exchange for commissions paid by the Portfolio with respect to trades in the Portfolio’s portfolio securities. In this regard, the Board also requested and considered information from New York Life Investments concerning other material business relationships between Winslow Capital and its affiliates and New York Life Investments and its affiliates. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.
The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including
25

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolio were not excessive. With respect to Winslow Capital, the Board considered that any profits realized by Winslow Capital due to its relationship with the Portfolio are the result of arm’s-length negotiations between New York Life Investments and Winslow Capital, acknowledging that any such profits are based on the subadvisory fee paid to Winslow Capital by New York Life Investments, not the Portfolio.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fees paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fee paid to Winslow Capital is paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Winslow Capital on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and those of the similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints and voluntary waivers on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.
Based on the factors outlined above, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Portfolio’s expense structure permits economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

26	MainStay VP Winslow Large Cap Growth Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
27

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Portfolio are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolio. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a
Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Nolan reached the age of 75 during the calendar year 2021. Accordingly, Mr. Nolan retired at the end of calendar year 2021, at which time, Ms. Hammond became a Trustee of the Portfolio. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Yie-Hsin Hung* 1962	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010	78	MainStay Funds: Trustee since 2017 (12 Funds);
MainStay Funds Trust: Trustee since 2017 (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2017;
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee
since March 2021; and
Turtle Beach Corporation: Director since April 2021
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
28	MainStay VP Winslow Large Cap Growth Portfolio

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021;VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Committee since 2018
Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007***	President, Strategic Management Advisors LLC since 1990	78	MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 Funds); MainStay Funds Trust: Chairman since 2017 and Trustee since 1990 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay Funds: Trustee since 2006 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Richard H. Nolan, Jr.**** 1946	MainStay VP Funds Trust: Trustee since 2006***	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay Funds: Trustee since 2007 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Independent Trustees
29

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (12 Funds);
MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Trustee since 2018, Chair of the Special Committee since 2019; and
Rhode Island School of Design: Trustee and Chair of the Finance Committee since 2015

Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC since 2018; President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds); MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Allstate Corporation: Director since 2015;
Partners in Health:Trustee since 2019 and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay Funds: Trustee since 1994 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund; Trustee since June 2021
**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
****	Pursuant to the Board's retirement policy, Mr. Nolan retired from the Board effective December 31, 2021.
Independent Trustees
30	MainStay VP Winslow Large Cap Growth Portfolio

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay VP Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since January 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust since 2017** and MainStay CBRE Global Infrastructure Megatrends Fund since 2021; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust since 2007**	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds Trust since 2009, MainStay Funds since 2007 and MainStay CBRE Global Infrastructure Megatrends Fund since 2021; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay VP Funds Trust since 2021, and 2014 to 2020	Vice President and Chief Compliance Officer, New York Life Investments Alternatives LLC and New York Life Investment Management Holdings LLC (since 2020); Vice President (since 2018) and Chief Compliance Officer (since 2016), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, IndexIQ Advisors LLC, IndexIQ Holdings Inc., IndexIQ LLC and IndexIQ Trust (since 2017); Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay Funds, MainStay Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2021 and 2014 to 2020); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust since 2010**	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds and MainStay Funds Trust since 2010 and MainStay CBRE Global Infrastructure Megatrends Fund since 2021
Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust since 2005**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds Trust since 2009 and MainStay Funds since 2005 and MainStay CBRE Global Infrastructure Megatrends Fund since 2021
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
31

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP MacKay S&P 500 Index Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP T. Rowe Price Equity Income Portfolio1
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Brown Advisory LLC
Baltimore, Maryland
Candriam Belgium S.A.*
Brussels, Belgium
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Capital Management LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
T. Rowe Price Associates, Inc.
Baltimore, Maryland
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
Effective on or about May 1, 2022, the MainStay VP T. Rowe Price Equity Income Portfolio will be renamed the MainStay VP American Century Sustainable Equity Portfolio.
Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC
Not part of the Annual Report

2021 Annual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2022 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
1801639	MSVPLG11-02/22
(NYLIAC) NI525

MainStay VP Wellington Mid Cap Portfolio
(formerly known as MainStay VP MacKay Mid Cap Core Portfolio)

Message from the President and Annual Report
December 31, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
The COVID-19 pandemic and inflation drove market performance during the 12-month reporting period ended December 31, 2021. Against all expectations, the pandemic remained a persistent force worldwide, with widespread outbreaks of highly transmissible variants disrupting life in many locations despite the widespread availability of effective vaccines. Supported by government stimulus and accommodative monetary policies, most global economies expanded, exceeding pre-pandemic levels. However, the pandemic continued to claim lives, and the recovery proved uneven, with some industries struggling in the face of labor shortages, supply-chain bottlenecks and sharply rising commodity prices.
Spurred by economic growth and rising inflationary pressures, positive investor sentiment buoyed stock markets while bond markets lagged. In the United States, the S&P 500® Index, a widely regarded benchmark of market performance, produced strong gains led by energy and real estate, followed by information technology and financials. Materials and consumer staples lagged the Index by a small margin, while health care and industrials trailed further behind. The traditionally defensive utilities and consumer staples sectors underperformed by a greater margin, with both sectors challenged by rising commodity prices, with communication services as the only sector to generate negative returns. Small- and mid-cap stocks, which outperformed for much of the reporting period, lost ground to large-cap stocks in the closing months of 2021 as risk appetites diminished and trailed for the year as a whole. Similarly, value stocks outperformed growth-oriented shares during the first half of the year, then fell behind in November and December. In developed international equity markets, the U.K. and Eurozone led Asia, while, overall, the international market lagged its U.S. counterpart, particularly during the second half of the reporting period. Emerging market equities suffered broad losses, though returns varied widely from country to country with some, such as India, producing solidly positive returns while others, most notably China, experiencing punishing declines.
U.S. and international bond markets produced mixed performance, buffeted by rising interest rates while supported by accommodative monetary policies and strong corporate financial results. Expectations for a quick economic recovery in early 2021 drove rising yields and a steep selloff in traditional safe havens, such as government bonds. A partial recovery in the summer of 2021 was followed by another dip in the fall, prompted by signals from central banks of their intention to soon withdraw monetary accommodation as a first step toward raising rates in an effort to combat rising inflation. Increasingly hawkish rhetoric from the U.S. Federal Reserve in November and December further pressured the fixed-income asset class. Corporate bonds fared relatively well given the positive corporate earnings environment and historically low default rates, with lower-rated issues significantly outperforming investment-grade credits. Emerging market corporate bonds came under pressure late in the reporting period due to slowing Chinese economic growth associated with a government regulatory crackdown and heightened concerns regarding a debt crisis in the Chinese real estate sector.
Today, the pandemic remains deeply felt in the economy and our personal lives. Yet, at the same time, post-pandemic trends are beginning to play an increasing role in the financial markets. As a MainStay VP investor, you can rely on us to manage our portfolios with a careful eye on the ever-changing investment landscape and provide you with disciplined investment tools to help you reach your financial goals. Thank you for your continued trust, which we strive to earn every day.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information, which includes information about MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended December 31, 2021
Class	Inception Date[1,2]	One Year	Five Years	Ten Years	Gross Expense Ratio[3]
Initial Class Shares	7/2/2001	20.00%	11.47%	13.42%	0.89%
Service Class Shares	6/5/2003	19.70	11.19	13.13	1.14

1.	Effective January 1, 2018, due to an organizational restructuring, all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC.
2.	Effective May 1, 2021, the Portfolio replaced its subadvisor and modified its principal investment strategies. The past performance in the chart and table prior to that date reflects the Portfolio’s prior subadvisor and principal investment strategies.
3.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	One Year	Five Years	Ten Years
Russell Midcap® Index[1]	22.58%	15.10%	14.91%
S&P MidCap 400® Index[2]	24.76	13.09	14.20
Morningstar Mid-Cap Blend Category Average[3]	23.57	12.38	12.56

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
1.	The Russell Midcap® Index is the Portfolio's primary benchmark. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index and it includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000® Index companies. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The Portfolio has selected the S&P MidCap 400® Index as its secondary benchmark. The S&P MidCap 400® Index is a market capitalization weighted index of common stocks representing the mid-cap U.S. equity market.
3.	The Morningstar Mid-Cap Blend Category Average is representative of funds that invest primarily in U.S. stocks of various sizes and styles, giving it a middle-of-the-road profile. The U.S. mid-cap range for market capitalization typically falls between $1 billion and $8 billion and represents 20% of the total capitalization of the U.S. equity market. The blend style is assigned to funds where neither growth nor value characteristics predominate. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP Wellington Mid Cap Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2021 to December 31, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2021 to December 31, 2021. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended
December 31, 2021. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 7/1/21	Ending Account Value (Based on Actual Returns and Expenses) 12/31/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,034.10	$4.41	$1,020.87	$4.38	0.86%
Service Class Shares	$1,000.00	$1,032.80	$5.69	$1,019.61	$5.65	1.11%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP Wellington Mid Cap Portfolio

Industry Composition as of December 31, 2021 (Unaudited)
Machinery	8.2%
Banks	6.2
Insurance	6.2
Biotechnology	5.9
Semiconductors & Semiconductor Equipment	5.7
Communications Equipment	5.6
Equity Real Estate Investment Trusts	4.8
IT Services	4.0
Software	3.9
Electronic Equipment, Instruments & Components	3.7
Health Care Providers & Services	3.5
Health Care Equipment & Supplies	3.4
Hotels, Restaurants & Leisure	3.1
Textiles, Apparel & Luxury Goods	2.6
Chemicals	2.5
Building Products	2.2
Life Sciences Tools & Services	2.2
Road & Rail	2.0
Commercial Services & Supplies	1.9
Professional Services	1.8
Household Durables	1.8
Consumer Finance	1.6
Internet & Direct Marketing Retail	1.5
Aerospace & Defense	1.4%
Trading Companies & Distributors	1.4
Pharmaceuticals	1.2
Gas Utilities	1.1
Media	1.1
Leisure Products	1.1
Diversified Financial Services	0.8
Food & Staples Retailing	0.8
Oil, Gas & Consumable Fuels	0.8
Multi–Utilities	0.8
Food Products	0.8
Metals & Mining	0.7
Specialty Retail	0.6
Containers & Packaging	0.6
Interactive Media & Services	0.6
Entertainment	0.5
Capital Markets	0.4
Real Estate Management & Development	0.4
Automobiles	0.1
Short–Term Investments	1.0
Other Assets, Less Liabilities	–0.5
100.0%
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of December 31, 2021 (excluding short-term investments) (Unaudited)
1.	F5, Inc.
2.	Lumentum Holdings, Inc.
3.	Ingersoll Rand, Inc.
4.	MKS Instruments, Inc.
5.	Integra LifeSciences Holdings Corp.
6.	Molina Healthcare, Inc.
7.	Genpact Ltd.
8.	Credit Acceptance Corp.
9.	II-VI, Inc.
10.	NVR, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Migene Kim, CFA, and Mona Patni of MacKay Shields LLC (“MacKay Shields”), the Portfolio’s former Subadvisor, and Gregory J. Garabedian, Mark A. Whitaker, and Philip W. Ruedi of Wellington Management Company LLP (“Wellington”), the Portfolio’s current Subadvisor .
How did MainStay VP Wellington Mid Cap Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2021?
For the 12 months ended December 31, 2021, MainStay VP Wellington Mid Cap Portfolio returned 20.00% for Initial Class shares and 19.70% for Service Class shares. Over the same period, both share classes underperformed the 22.58% return of the Russell Midcap® Index, which is the Portfolio’s primary benchmark, and the 24.76% return of the S&P MidCap 400® Index, which is the Portfolio’s secondary benchmark. For the 12 months ended December 31, 2021, both share classes also underperformed the 23.57% return of the Morningstar Mid-Cap Blend Category Average.1
Were there any changes to the Portfolio during the reporting period?
At meetings held on January 21, January 25 and February 3, 2021, the Board of Trustees of MainStay VP Funds Trust considered and approved, among other related proposals: (i) appointing Wellington Management Company LLP as the Portfolio’s subadvisor, and the related subadvisory agreement; (ii) changing the Portfolio’s name; and (iii) modifying the Portfolio’s principal investment strategies and investment process. These changes became effective on May 1, 2021. For more information on these and other changes refer to the supplement dated February 5, 2021.
In the process of implementing the new principal investment strategies and investment process, the Portfolio may have experienced a high level of portfolio turnover. Also during this transition period, the Portfolio may not have been pursuing its investment objective or may not have been managed consistent with its investment strategies as stated in the Prospectus. This may have impacted the Portfolio’s performance.
What factors affected the Portfolio’s relative performance during the reporting period?
MacKay Shields
During the time MacKay Shields managed the Portfolio, the Portfolio significantly outperformed the Russell Midcap® Index, helped by robust stock selection, with no sectors detracting from the relative performance. In terms of stock-selection model efficacy, the combination of signals used by the quantitative stock selection model was primarily rewarded by valuation measures.
Wellington
During the time Wellington managed the Portfolio, the Portfolio underperformed the Russell Midcap® Index primarily due to security selection, particularly in the health care and information technology sectors. Sector allocation, a result of Wellington's bottom-up stock selection process, also detracted from returns.
Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?
MacKay Shields
During the time MacKay Shields managed the Portfolio, the strongest positive contributors to the Portfolio’s performance relative to the Russell Midcap® Index were the information technology, consumer discretionary and industrials sectors. (Contributions take weightings and total returns into account.) During the same period, the weakest contributor to relative performance was the energy sector.
Wellington
During the time Wellington managed the Portfolio, security selection in the health care and information technology sectors weighed on results, relative to the Russell Midcap® Index. These negative security selection effects were partially offset by positive contributions from security selection in the industrials and consumer discretionary sectors.
The Portfolio employs two investment strategies with different investment styles: mid-cap opportunities and select mid-cap value. Each investment strategy has a distinct investment philosophy and analytical process to identify securities for purchase or sale. In the mid-cap opportunities portion of the Portfolio, security selection in health care, information technology and consumer staples detracted the most from relative performance, with the negative impact partially offset by strong selection in consumer discretionary, industrials and financials. From a sector allocation perspective, the Portfolio’s underweight exposures to real estate and energy, and overweight exposure to health care, detracted the most from relative results. These negative allocation effects were partially offset by underweight exposure to the consumer discretionary and consumer staples sectors and overweight exposure to information technology.
The select mid-cap value portion of the Portfolio outperformed the Russell 2500™ Value Index, the yardstick by which Wellington measures this strategy, primarily due to positive security selection in the information technology, industrials and consumer discretionary sectors. Selection in financials, consumer staples and materials detracted the most. From a sector allocation perspective, underweight exposure to energy and real estate weighed on results. These negative allocation effects were partially offset by the Portfolio’s underweight exposure to the consumer discretionary sector.

1.	See page 5 for more information on benchmark and peer group returns.
8	MainStay VP Wellington Mid Cap Portfolio

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?
MacKay Shields
The stocks providing the strongest positive contributions to the Portfolio’s absolute performance during the time MacKay Shields managed the Portfolio included regional banking firm Signature Bank; apparel retailer L Brands; and technology hardware, storage & peripherals maker HP. During the same period, the most significant detractors from absolute performance were shares in leisure products maker Peloton Interactive, online music streaming service Spotify Technology, and interactive home entertainment company Take-Two Interactive Software.
Wellington
The strongest positive contributors to absolute performance during the time Wellington managed the Portfolio were holdings in subprime auto lender Credit Acceptance, real estate investment trust Life Storage and software company F5. Shares of Credit Acceptance climbed after the company reported sharply higher year-over-year consolidated net income for the second quarter of 2021. Shares of Life Storage rose after the company reported higher revenues, with an increased volume of move-ins and a reduced volume of move-outs. Shares of F5 rose late in the reporting period following better-than-expected, year-over-year fourth-quarter revenue growth, driven by strong software and systems demand.
The most significant detractors from the Portfolio’s absolute performance were holdings in biopharmaceutical companies Allakos, ChemoCentryx and Reata Pharmaceutical. Allakos shares declined sharply at the end of the reporting period after the company reported disappointing results from studies of pipeline drug lirentelimab, a potential treatment for eosinophil gastrointestinal diseases. ChemoCentryx shares fell sharply after an FDA panel issued a surprising split vote on the question of whether the risk-benefit profile of the company’s investigatory drug, avacopan, supported approval, based on efficacy concerns and the use of non-inferiority as a primary endpoint. Shares of Reata Pharmaceuticals fell at the end of the reporting period after an FDA panel voted unanimously that the benefits of the company’s kidney disease drug, bardoxolone, did not outweigh the risks.
Did the Portfolio make any significant purchases or sales during the reporting period?
MacKay Shields
The Portfolio’s largest initial purchase during the time MacKay Shields managed the Portfolio was in shares of petroleum refining and transport company Marathon Petroleum, while its largest increase in position size was in information technology services provider Gartner. The Portfolio's largest sale was its position in biotechnology developer Alexion Pharmaceuticals, while its most significantly reduced position size was in cloud services provider Akamai Technologies.
Wellington
During the time Wellington managed the Portfolio, the largest purchases in the mid-cap opportunities portion of the Portfolio included shares in electrical weapon company Axon Enterprise and steel producer Steel Dynamics. Axon is the market leading producer of non-lethal weapons. The company has established a history of efficient capital allocation and a growing software business. Steel Dynamics is, in Wellington's opinion, run by an excellent management team focused on producing steel in a more environmentally friendly manner through electric arc furnace steel mill operations. The mid-cap opportunities strategy eliminated the Portfolio’s holdings in medical equipment provider Hill-Rom Holdings and laser and photonics producer Coherent.
The select mid-cap value portion of the Portfolio added exposure to Integra LifeSciences, a global medical device manufacturing company focused on regenerative technologies and neurosurgical solutions. In Wellington's view, the company has several medium-term growth catalysts that are being overlooked by the market due to shorter-term concerns regarding pandemic-related deferrals of procedures. The select mid-cap value strategy eliminated the Portfolio's position in SPX FLOW, an industrial-machinery company, after a private equity firm announced the acquisition of the company.
How did the Portfolio’s sector weightings change during the reporting period?
MacKay Shields
During the time MacKay Shields managed the Portfolio, the largest increases in sector exposures relative to the Russell Midcap® Index were in the financials and industrials sectors. Conversely, the Portfolio's largest reductions in benchmark-relative sector exposures were in the information technology and consumer discretionary sectors.
Wellington
During the time Wellington managed the Portfolio, the most notable increases in absolute sector exposures through the mid-cap opportunities strategy were in industrials and materials, while the most notable reductions were in health care and real estate. The most notable increases in absolute sector exposure through the select mid-cap value strategy were in health care and information technology, while the most significant reductions were in consumer discretionary and financials.
How was the Portfolio positioned at the end of the reporting period?
MacKay Shields
At the end of the period when MacKay managed the Portfolio, the Portfolio held its largest overweight positions relative to the
9

Russell Midcap® Index in the health care and consumer discretionary sectors. As of the same date, the Portfolio’s most significantly underweight sector positions were in materials and real estate.
Wellington
As of December 31, 2021, the Portfolio’s mid-cap opportunities strategy had its most overweight exposures relative to the Russell Midcap® Index in the information technology and health care sectors, while its most underweight exposures were in real estate and materials. As of the same date, the Portfolio’s select mid-cap value strategy had its most overweight exposures relative to the Russell 2500™ Value Index in industrials and information technology, while its most underweight exposures were in real estate and utilities.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
10	MainStay VP Wellington Mid Cap Portfolio

Portfolio of Investments December 31, 2021†
	Shares	Value
Common Stocks 99.5%
Aerospace & Defense 1.4%
Axon Enterprise, Inc. (a)	44,958	$ 7,058,406
Spirit AeroSystems Holdings, Inc., Class A	151,514	6,528,738
		13,587,144
Automobiles 0.1%
Arrival SA (a)(b)	184,525	1,369,175
Banks 6.2%
Cadence Bank	190,130	5,663,973
Cullen	50,725	6,394,901
First Citizens BancShares, Inc., Class A	10,184	8,451,090
First Republic Bank	40,529	8,369,644
M&T Bank Corp.	47,816	7,343,581
Prosperity Bancshares, Inc.	77,012	5,567,968
Western Alliance Bancorp	78,608	8,462,151
Zions Bancorp NA	122,926	7,764,006
		58,017,314
Biotechnology 5.9%
Alnylam Pharmaceuticals, Inc. (a)	8,995	1,525,372
Apellis Pharmaceuticals, Inc. (a)	157,261	7,435,300
Arena Pharmaceuticals, Inc. (a)	47,893	4,451,175
Exact Sciences Corp. (a)	61,641	4,797,519
Iovance Biotherapeutics, Inc. (a)	277,613	5,299,632
Kodiak Sciences, Inc. (a)	59,034	5,004,903
Mirati Therapeutics, Inc. (a)	25,218	3,699,228
PTC Therapeutics, Inc. (a)	146,774	5,846,008
Sage Therapeutics, Inc. (a)	140,389	5,972,148
Ultragenyx Pharmaceutical, Inc. (a)	70,162	5,899,923
United Therapeutics Corp. (a)	22,720	4,909,338
		54,840,546
Building Products 2.2%
Builders FirstSource, Inc. (a)	66,631	5,710,943
JELD-WEN Holding, Inc. (a)	198,388	5,229,508
Lennox International, Inc.	29,933	9,709,068
		20,649,519
Capital Markets 0.4%
Hamilton Lane, Inc., Class A	34,783	3,604,214
Chemicals 2.5%
Celanese Corp.	47,336	7,955,288
Element Solutions, Inc.	366,854	8,907,215
FMC Corp.	58,444	6,422,411
		23,284,914
	Shares	Value

Commercial Services & Supplies 1.9%
Clean Harbors, Inc. (a)	71,610	$ 7,144,530
GFL Environmental, Inc.	204,954	7,757,509
IAA, Inc. (a)	53,362	2,701,184
		17,603,223
Communications Equipment 5.6%
CommScope Holding Co., Inc. (a)	547,164	6,040,691
F5, Inc. (a)	96,745	23,674,469
Lumentum Holdings, Inc. (a)	215,665	22,810,887
		52,526,047
Consumer Finance 1.6%
Credit Acceptance Corp. (a)(b)	21,425	14,733,544
Containers & Packaging 0.6%
Silgan Holdings, Inc.	128,856	5,520,191
Diversified Financial Services 0.8%
Voya Financial, Inc.	118,761	7,875,042
Electronic Equipment, Instruments & Components 3.7%
CDW Corp.	33,694	6,899,857
Flex Ltd. (a)	586,341	10,747,630
II-VI, Inc. (a)	211,038	14,420,227
National Instruments Corp.	56,113	2,450,455
		34,518,169
Entertainment 0.5%
Zynga, Inc., Class A (a)	723,258	4,628,851
Equity Real Estate Investment Trusts 4.8%
Gaming and Leisure Properties, Inc.	155,006	7,542,592
Life Storage, Inc.	68,262	10,456,373
PS Business Parks, Inc.	16,559	3,049,671
Rexford Industrial Realty, Inc.	104,625	8,486,134
Ryman Hospitality Properties, Inc. (a)	91,468	8,411,398
STORE Capital Corp.	195,557	6,727,161
		44,673,329
Food & Staples Retailing 0.8%
Performance Food Group Co. (a)	7,494	343,900
U.S. Foods Holding Corp. (a)	206,416	7,189,469
		7,533,369
Food Products 0.8%
Lamb Weston Holdings, Inc.	112,271	7,115,736

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments December 31, 2021† (continued)
	Shares	Value
Common Stocks (continued)
Gas Utilities 1.1%
UGI Corp.	233,410	$ 10,715,853
Health Care Equipment & Supplies 3.4%
Inari Medical, Inc. (a)	33,532	3,060,465
Insulet Corp. (a)	2,728	725,839
Integra LifeSciences Holdings Corp. (a)	256,897	17,209,530
Masimo Corp. (a)	3,433	1,005,114
Nevro Corp. (a)	23,762	1,926,385
Teleflex, Inc.	22,514	7,395,399
		31,322,732
Health Care Providers & Services 3.5%
Acadia Healthcare Co., Inc. (a)	74,450	4,519,115
Encompass Health Corp.	183,044	11,945,451
Molina Healthcare, Inc. (a)	50,911	16,193,771
		32,658,337
Hotels, Restaurants & Leisure 3.1%
Choice Hotels International, Inc.	77,183	12,039,776
Denny's Corp. (a)	391,467	6,263,472
Hyatt Hotels Corp., Class A (a)	40,635	3,896,897
Six Flags Entertainment Corp. (a)	159,861	6,806,881
		29,007,026
Household Durables 1.8%
NVR, Inc. (a)	2,314	13,673,125
Vizio Holding Corp., Class A (a)(b)	145,857	2,834,002
		16,507,127
Insurance 6.2%
Alleghany Corp. (a)	13,190	8,805,512
Assurant, Inc.	42,088	6,559,836
Erie Indemnity Co., Class A	14,098	2,716,121
Fidelity National Financial, Inc.	106,674	5,566,249
Globe Life, Inc.	49,834	4,670,442
Hanover Insurance Group, Inc. (The)	54,235	7,108,039
Kemper Corp.	84,373	4,960,289
Markel Corp. (a)	7,097	8,757,698
W R Berkley Corp.	48,079	3,961,229
White Mountains Insurance Group Ltd.	4,257	4,316,172
		57,421,587
Interactive Media & Services 0.6%
Cargurus, Inc. (a)	159,647	5,370,525
Internet & Direct Marketing Retail 1.5%
Chewy, Inc., Class A (a)(b)	50,622	2,985,179
	Shares	Value

Internet & Direct Marketing Retail (continued)
Etsy, Inc. (a)	50,324	$ 11,017,937
		14,003,116
IT Services 4.0%
Genpact Ltd.	298,773	15,858,871
LiveRamp Holdings, Inc. (a)	90,697	4,348,921
Shift4 Payments, Inc., Class A (a)	88,610	5,133,177
WEX, Inc. (a)	83,582	11,734,077
		37,075,046
Leisure Products 1.1%
YETI Holdings, Inc. (a)	119,131	9,867,621
Life Sciences Tools & Services 2.2%
Bio-Techne Corp.	2,017	1,043,475
ICON plc (a)	32,236	9,983,489
NeoGenomics, Inc. (a)	62,746	2,140,894
Syneos Health, Inc. (a)	68,290	7,012,017
		20,179,875
Machinery 8.2%
Colfax Corp. (a)	124,128	5,706,164
Graco, Inc.	48,801	3,934,337
IDEX Corp.	48,303	11,414,965
Ingersoll Rand, Inc.	326,417	20,195,420
Kennametal, Inc.	135,395	4,862,034
Lincoln Electric Holdings, Inc.	53,439	7,453,137
Middleby Corp. (The) (a)	61,130	12,027,939
Westinghouse Air Brake Technologies Corp.	116,891	10,766,830
		76,360,826
Media 1.1%
Cable One, Inc.	5,808	10,242,118
Metals & Mining 0.7%
Steel Dynamics, Inc.	110,063	6,831,610
Multi-Utilities 0.8%
Black Hills Corp.	63,591	4,487,617
NiSource, Inc.	101,709	2,808,185
		7,295,802
Oil, Gas & Consumable Fuels 0.8%
Coterra Energy, Inc.	37,463	711,797
Diamondback Energy, Inc.	61,328	6,614,225
		7,326,022

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Wellington Mid Cap Portfolio

	Shares	Value
Common Stocks (continued)
Pharmaceuticals 1.2%
Jazz Pharmaceuticals plc (a)	71,561	$ 9,116,872
Reata Pharmaceuticals, Inc., Class A (a)	70,217	1,851,622
		10,968,494
Professional Services 1.8%
Dun & Bradstreet Holdings, Inc. (a)	342,615	7,020,182
Leidos Holdings, Inc.	65,987	5,866,244
Science Applications International Corp.	45,332	3,789,302
		16,675,728
Real Estate Management & Development 0.4%
Redfin Corp. (a)	91,922	3,528,886
Road & Rail 2.0%
AMERCO	11,429	8,300,083
JB Hunt Transport Services, Inc.	8,676	1,773,374
Knight-Swift Transportation Holdings, Inc.	136,358	8,309,657
		18,383,114
Semiconductors & Semiconductor Equipment 5.7%
First Solar, Inc. (a)	132,856	11,579,729
MKS Instruments, Inc.	106,874	18,614,244
Silicon Laboratories, Inc. (a)	33,945	7,006,927
Synaptics, Inc. (a)	32,833	9,505,482
Tower Semiconductor Ltd. (a)	163,715	6,496,211
		53,202,593
Software 3.9%
Black Knight, Inc. (a)	41,720	3,458,171
Digital Turbine, Inc. (a)	102,539	6,253,854
Guidewire Software, Inc. (a)	60,050	6,817,477
Informatica, Inc., Class A (a)	122,247	4,520,694
Olo, Inc., Class A (a)	121,036	2,518,759
Q2 Holdings, Inc. (a)	65,305	5,187,829
Teradata Corp. (a)	179,375	7,618,056
		36,374,840
Specialty Retail 0.6%
CarMax, Inc. (a)	46,803	6,095,155
Textiles, Apparel & Luxury Goods 2.6%
Carter's, Inc.	69,059	6,990,152
PVH Corp.	68,307	7,284,941
Steven Madden Ltd.	94,725	4,401,871
	Shares	Value

Textiles, Apparel & Luxury Goods (continued)
Under Armour, Inc., Class C (a)	329,619	$ 5,946,327
		24,623,291
Trading Companies & Distributors 1.4%
AerCap Holdings NV (a)	124,430	8,140,210
Watsco, Inc.	17,019	5,324,905
		13,465,115
Total Common Stocks (Cost $883,548,527)		927,582,766
Short-Term Investments 1.0%
Affiliated Investment Company 0.5%
MainStay U.S. Government Liquidity Fund, 0.01% (c)	4,362,239	4,362,239
Unaffiliated Investment Companies 0.5%
BlackRock Liquidity FedFund, 0.025% (c)(d)	1,000,000	1,000,000
Wells Fargo Government Money Market Fund, 0.10% (c)(d)	3,679,925	3,679,925
Total Unaffiliated Investment Companies (Cost $4,679,925)		4,679,925
Total Short-Term Investments (Cost $9,042,164)		9,042,164
Total Investments (Cost $892,590,691)	100.5%	936,624,930
Other Assets, Less Liabilities	(0.5)	(4,929,560)
Net Assets	100.0%	$ 931,695,370

†	Percentages indicated are based on Portfolio net assets.
(a)	Non-income producing security.
(b)	All or a portion of this security was held on loan. As of December 31, 2021, the aggregate market value of securities on loan was $9,278,657; the total market value of collateral held by the Portfolio was $9,867,639. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $5,187,714. The Portfolio received cash collateral with a value of $4,679,925. (See Note 2(G))
(c)	Current yield as of December 31, 2021.
(d)	Represents a security purchased with cash collateral received for securities on loan.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments December 31, 2021† (continued)
The following is a summary of the fair valuations according to the inputs used as of December 31, 2021, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 927,582,766	$ —	$ —	$ 927,582,766
Short-Term Investments
Affiliated Investment Company	4,362,239	—	—	4,362,239
Unaffiliated Investment Companies	4,679,925	—	—	4,679,925
Total Short-Term Investments	9,042,164	—	—	9,042,164
Total Investments in Securities	$ 936,624,930	$ —	$ —	$ 936,624,930

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Wellington Mid Cap Portfolio

Statement of Assets and Liabilities as of December 31, 2021
Assets
Investment in unaffiliated securities, at value (identified cost $888,228,452) including securities on loan of $9,278,657	$932,262,691
Investment in affiliated investment companies, at value (identified cost $4,362,239)	4,362,239
Cash	271
Receivables:
Investment securities sold	2,472,625
Portfolio shares sold	869,395
Dividends	476,170
Securities lending	3,271
Other assets	4,221
Total assets	940,450,883
Liabilities
Cash collateral received for securities on loan	4,679,925
Payables:
Investment securities purchased	2,792,694
Manager (See Note 3)	640,977
Portfolio shares redeemed	430,991
NYLIFE Distributors (See Note 3)	118,398
Professional fees	38,605
Shareholder communication	31,118
Custodian	8,368
Trustees	1,507
Accrued expenses	12,930
Total liabilities	8,755,513
Net assets	$931,695,370
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 57,762
Additional paid-in-capital	591,635,657
591,693,419
Total distributable earnings (loss)	340,001,951
Net assets	$931,695,370
Initial Class
Net assets applicable to outstanding shares	$360,436,608
Shares of beneficial interest outstanding	22,063,682
Net asset value per share outstanding	$ 16.34
Service Class
Net assets applicable to outstanding shares	$571,258,762
Shares of beneficial interest outstanding	35,698,314
Net asset value per share outstanding	$ 16.00

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statement of Operations for the year ended December 31, 2021
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $758)	$ 7,432,922
Securities lending	45,979
Dividends-affiliated	260
Other	19
Total income	7,479,180
Expenses
Manager (See Note 3)	7,851,255
Distribution/Service—Service Class (See Note 3)	1,426,662
Professional fees	153,409
Shareholder communication	124,584
Custodian	37,547
Trustees	19,849
Miscellaneous	44,302
Total expenses before waiver/reimbursement	9,657,608
Expense waiver/reimbursement from Manager (See Note 3)	(287,316)
Net expenses	9,370,292
Net investment income (loss)	(1,891,112)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	309,141,181
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(139,533,923)
Net realized and unrealized gain (loss)	169,607,258
Net increase (decrease) in net assets resulting from operations	$ 167,716,146
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP Wellington Mid Cap Portfolio

Statements of Changes in Net Assets
for the years ended December 31, 2021 and December 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ (1,891,112)	$ 4,171,226
Net realized gain (loss)	309,141,181	12,548,378
Net change in unrealized appreciation (depreciation)	(139,533,923)	78,527,857
Net increase (decrease) in net assets resulting from operations	167,716,146	95,247,461
Distributions to shareholders:
Initial Class	(8,656,336)	(25,918,174)
Service Class	(13,020,163)	(38,008,170)
Total distributions to shareholders	(21,676,499)	(63,926,344)
Capital share transactions:
Net proceeds from sales of shares	35,391,084	74,832,263
Net asset value of shares issued to shareholders in reinvestment of distributions	21,676,499	63,926,344
Cost of shares redeemed	(169,646,736)	(186,530,560)
Increase (decrease) in net assets derived from capital share transactions	(112,579,153)	(47,771,953)
Net increase (decrease) in net assets	33,460,494	(16,450,836)
Net Assets
Beginning of year	898,234,876	914,685,712
End of year	$ 931,695,370	$ 898,234,876
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Initial Class	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 13.96	$ 13.56	$ 11.94	$ 15.57	$ 13.37
Net investment income (loss) (a)	(0.02)	0.08	0.11	0.16	0.12
Net realized and unrealized gain (loss)	2.80	1.32	2.54	(1.68)	2.42
Total from investment operations	2.78	1.40	2.65	(1.52)	2.54
Less distributions:
From net investment income	(0.10)	(0.12)	(0.16)	(0.15)	(0.16)
From net realized gain on investments	(0.30)	(0.88)	(0.87)	(1.96)	(0.18)
Total distributions	(0.40)	(1.00)	(1.03)	(2.11)	(0.34)
Net asset value at end of year	$ 16.34	$ 13.96	$ 13.56	$ 11.94	$ 15.57
Total investment return (b)	20.00%	11.28%	22.88%	(11.98)%	19.14%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.12)%	0.65%	0.84%	1.08%	0.87%
Net expenses (c)	0.86%	0.86%	0.86%	0.86%	0.86%
Expenses (before waiver/reimbursement) (c)	0.89%	0.89%	0.88%	0.88%	0.88%
Portfolio turnover rate	54%	178%	174%	181%	155%
Net assets at end of year (in 000's)	$ 360,437	$ 346,379	$ 398,240	$ 453,343	$ 503,364

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended December 31,
Service Class	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 13.68	$ 13.32	$ 11.74	$ 15.35	$ 13.18
Net investment income (loss) (a)	(0.04)	0.05	0.08	0.12	0.09
Net realized and unrealized gain (loss)	2.72	1.28	2.49	(1.66)	2.38
Total from investment operations	2.68	1.33	2.57	(1.54)	2.47
Less distributions:
From net investment income	(0.06)	(0.09)	(0.12)	(0.11)	(0.12)
From net realized gain on investments	(0.30)	(0.88)	(0.87)	(1.96)	(0.18)
Total distributions	(0.36)	(0.97)	(0.99)	(2.07)	(0.30)
Net asset value at end of year	$ 16.00	$ 13.68	$ 13.32	$ 11.74	$ 15.35
Total investment return (b)	19.70%	11.00%	22.57%	(12.20)%	18.85%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.25)%	0.42%	0.58%	0.83%	0.64%
Net expenses (c)	1.11%	1.11%	1.11%	1.11%	1.11%
Expenses (before waiver/reimbursement) (c)	1.14%	1.14%	1.13%	1.13%	1.13%
Portfolio turnover rate	54%	178%	174%	181%	155%
Net assets at end of year (in 000's)	$ 571,259	$ 551,856	$ 516,445	$ 395,800	$ 477,253

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP Wellington Mid Cap Portfolio

Notes to Financial Statements
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Wellington Mid Cap Portfolio (formerly known as MainStay VP MacKay Mid Cap Core Portfolio) (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio (formerly known as MainStay VP Moderate Growth Allocation Portfolio) and MainStay VP Equity Allocation Portfolio (formerly known as MainStay VP Growth Allocation Portfolio), which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	July 2, 2001
Service Class	June 5, 2003
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek long-term growth of capital.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
The Board of Trustees of the Fund (the "Board") adopted procedures establishing methodologies for the valuation of the Portfolio's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the

19

Notes to Financial Statements (continued)
asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2021, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio's valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of December 31, 2021, were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter

20	MainStay VP Wellington Mid Cap Portfolio

assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income. The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned
21

Notes to Financial Statements (continued)
from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of December 31, 2021, are shown in the Portfolio of Investments.
Prior to February 22, 2021, these services were provided by State Street Bank and Trust Company (“State Street”).
(H) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. During a portion of the year ended December 31, 2021, the Portfolio reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. The Portfolio’s subadvisor changed effective May 1, 2021, due to the replacement of MacKay Shields LLC ("MacKay Shields") as the Portfolio’s subadvisor and the appointment of Wellington Management Company LLP (“Wellington” or the “Subadvisor”) as the Portfolio’s subadvisor. Wellington, a registered investment adviser, is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and Wellington, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.85% up to $1 billion; 0.80% from $1 billion to $2 billion; and 0.775% in excess of $2 billion. During the year ended
December 31, 2021, the effective management fee rate was 0.85% (exclusive of any applicable waivers/reimbursements).
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Initial Class shares and Service Class shares do not exceed 0.86% and 1.11%, respectively, of the Portfolio's average daily net assets. This agreement will remain in effect until May 1, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the year ended December 31, 2021, New York Life Investments earned fees from the Portfolio in the amount of $7,851,255 and waived fees and/or reimbursed certain class specific expenses in the amount of $287,316 and paid MacKay Shields and Wellington fees of $1,269,247 and $2,248,049, respectively.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Prior to February 22, 2021, these services were provided by State Street.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

22	MainStay VP Wellington Mid Cap Portfolio

(C) Investments in Affiliates (in 000’s).  During the year ended December 31, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ —	$ 104,809	$ (100,447)	$ —	$ —	$ 4,362	$ —(a)	$ —	4,362

(a)	Less than $500.

Note 4-Federal Income Tax
As of December 31, 2021, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$894,331,996	$98,648,764	$(56,355,830)	$42,292,934
As of December 31, 2021, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$163,813,711	$133,766,181	$129,132	$42,292,927	$340,001,951
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments. The other temporary differences are primarily due to deferred dividends from real estate investment trusts (“REITs”).
During the years ended December 31, 2021 and December 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2021	2020
Distributions paid from:
Ordinary Income	$ 4,299,927	$26,437,525
Long-Term Capital Gains	17,376,572	37,488,819
Total	$21,676,499	$63,926,344
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Prior to February 22, 2021, these services were provided by State Street. The services provided by State Street were a direct expense of the
Portfolio and are included in the Statement of Operations as Custodian fees which totaled $4,226 for the period January 1, 2021 through February 21, 2021.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate ("LIBOR"), whichever is higher. The Credit Agreement expires on July 26, 2022, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2021, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2021, there were no interfund loans made or outstanding with respect to the Portfolio.

23

Notes to Financial Statements (continued)
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended December 31, 2021, purchases and sales of securities, other than short-term securities, were $496,675 and $614,088, respectively.
The Portfolio may purchase securities from or sell securities to other portfolios managed by the Subadvisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 under the 1940 Act. The Rule 17a-7 transactions during the year ended December 31, 2021, were as follows:
Sales (000's)	Realized Gain / (Loss) (000's)
$274	$(16)
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended December 31, 2021 and December 31, 2020, were as follows:
Initial Class	Shares	Amount
Year ended December 31, 2021:
Shares sold	670,483	$ 10,666,624
Shares issued to shareholders in reinvestment of distributions	549,295	8,656,336
Shares redeemed	(3,970,175)	(61,601,891)
Net increase (decrease)	(2,750,397)	$ (42,278,931)
Year ended December 31, 2020:
Shares sold	541,033	$ 6,496,484
Shares issued to shareholders in reinvestment of distributions	2,114,906	25,918,174
Shares redeemed	(7,201,123)	(92,080,310)
Net increase (decrease)	(4,545,184)	$ (59,665,652)

Service Class	Shares	Amount
Year ended December 31, 2021:
Shares sold	1,575,723	$ 24,724,460
Shares issued to shareholders in reinvestment of distributions	842,947	13,020,163
Shares redeemed	(7,046,320)	(108,044,845)
Net increase (decrease)	(4,627,650)	$ (70,300,222)
Year ended December 31, 2020:
Shares sold	6,166,167	$ 68,335,779
Shares issued to shareholders in reinvestment of distributions	3,161,762	38,008,170
Shares redeemed	(7,776,625)	(94,450,250)
Net increase (decrease)	1,551,304	$ 11,893,699
Note 10-Litigation
The Portfolio has been named as a defendant in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the plaintiff asserts claims against certain insiders, shareholders, professional advisers, and others involved in the LBO.
Separately, the complaint also seeks to obtain from former Tribune shareholders, including the Portfolio, any proceeds they received in connection with the LBO. The sole claim and cause of action brought against the Portfolio is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).
In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders. One of the SLCFC actions, entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named the Portfolio as a defendant.
The FitzSimons action and Deutsche Bank action have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).
On September 23, 2013, the District Court granted the defendants’ motion to dismiss the SLCFC actions, including the Deutsche Bank action, on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On November 5, 2014, the Second Circuit Court of Appeals held an oral argument on appeal. On March 29, 2016, the United States Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the District Court’s dismissal of those lawsuits, but on different grounds than the District Court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were pre-empted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. Certain shareholder defendants filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The plaintiffs filed a reply in support of the petition on November 4, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, the plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior

24	MainStay VP Wellington Mid Cap Portfolio

decision, and remand to the District Court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed a response to the plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.” On December 19, 2019, the Second Circuit issued an amended opinion that again affirmed the district court’s ruling on the basis that plaintiffs’ claims were preempted by Section 546(e) of the Bankruptcy Code. Plaintiffs filed a motion for rehearing and rehearing en banc on January 2, 2020, which was denied on February 6, 2020. Plaintiffs filed a new petition for certiorari with the Supreme Court on July 6, 2020. In that petition, plaintiffs stated that “[t]o make it more likely that there will be a quorum for this petition,” they have “abandon[ed] the case and let the judgment below stand” with respect to certain defendants. That list did not include the Portfolio. Defendants filed an opposition to the certiorari petition on August 26, 2020. Plaintiffs filed a reply in support of the petition for certiorari on September 8, 2020. On March 12, 2021, the Solicitor General filed an amicus brief recommending that certiorari be denied. Plaintiffs filed a supplemental brief in response to the Solicitor General’s amicus brief on March 31, 2021, and Defendants filed a supplemental brief on April 1, 2021. The Supreme Court denied the petition for certiorari on April 19, 2021.
On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint. On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The Court’s order is not immediately appealable, but the plaintiff has asked the Court to direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.
On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request.
On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management. The shareholder defendants opposed that request. On June 18, 2018, the District Court ordered that the request would be stayed pending further action by the Second Circuit in the still-pending appeal, discussed above. On December 18, 2018, the plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating the plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the Court held a case management conference, during which the Court stated that it would not lift the stay prior to further action from the Second Circuit. The Court stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the Court ordered the parties still facing pending claims to participate in a mediation. On March 27, 2019, the Court held a telephone conference and decided to allow the plaintiff to file a motion for leave to amend. On April 4, 2019, the plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to the plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. The Court denied leave to amend the complaint on April 23, 2019. On June 13, 2019, the Court entered judgment pursuant to Rule 54(b), which would permit an appeal of the Court’s dismissal of the claim against the shareholder defendants. On July 15, 2019, the Trustee filed a notice of appeal to the Second Circuit. Appellant filed his brief on January 7, 2020. The shareholder defendants filed an opposition brief on April 27, 2020, and Appellant filed a reply brief on May 18, 2020. The Court held oral argument on August 24, 2020 and, on August 20, 2021, affirmed the district court’s dismissal of plaintiff’s intentional fraudulent conveyance claims and denial of leave to amend. Plaintiff filed a petition for rehearing en banc on September 3, 2021. The petition was denied on October 7, 2021. On January 5, 2022, Plaintiff filed a petition for certiorari in the U.S. Supreme Court. In addition, the District Court has entered two bar orders in connection with the plaintiff’s settlement with certain non-shareholder defendants. The orders bar claims against the settling defendants, but contain a judgment reduction provision that preserves the value of any potential claim by a shareholder defendant against a settling defendant. Specifically, the judgment reduction provision reduces the amount of money recoverable against a shareholder defendant to the extent the shareholder defendant could have recovered on a claim against a settling defendant.
The value of the proceeds received by the Portfolio in connection with the LBO and the Portfolio's cost basis in shares of Tribune was as follows:
Portfolio	Proceeds	Cost Basis
MainStay VP Wellington Mid Cap Portfolio	$808,180	$790,269
At this stage of the proceedings, the Portfolio does not believe a loss is probable; however, it is difficult to assess with any reasonable certainty the outcome of the pending litigation or the effect, if any, on the Portfolio's net asset value.
Note 11–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities
25

Notes to Financial Statements (continued)
markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 12–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2021, events and transactions subsequent to December 31, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
26	MainStay VP Wellington Mid Cap Portfolio

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MainStay VP Funds Trust and Shareholders of
MainStay VP Wellington Mid Cap Portfolio (formerly known as MainStay VP MacKay Mid Cap Core Portfolio)
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Wellington Mid Cap Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
February 24, 2022
We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.
27

Board Consideration and Approval of Management Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay VP Wellington Mid Cap Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 8–9, 2021 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of the Management Agreement for a one-year period.
In reaching the decision to approve the continuation of the Management Agreement, the Board considered information and materials furnished by New York Life Investments in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2021 through December 2021, including information and materials furnished by New York Life Investments in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management fee and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of the Management Agreement. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of the Management Agreement reflect a year-long process and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Portfolio and investment-related matters for the Portfolio as well as presentations from New York Life Investments personnel. In addition, the Board took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2021 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by the applicable share classes of the Portfolio, among other information.
In considering the continuation of the Management Agreement, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio and New York Life Investments; (iii) the costs of the services provided, and profits realized, by New York Life Investments with respect to its relationship with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management fee and total ordinary operating expenses. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments. The Board’s decision with respect to the Management Agreement may have also been based, in part, on the Board’s knowledge of New York Life Investments resulting from, among other things, the Board’s consideration of the Management Agreement in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the

28	MainStay VP Wellington Mid Cap Portfolio

performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to investors and that the Portfolio’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio.
The factors that figured prominently in the Board’s decision to approve the continuation of the Management Agreement during its December 8–9, 2021 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Portfolio.
The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Portfolio. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that New York Life Investments provides to the Portfolio and considered the terms of the Management Agreement. The Board evaluated New York Life Investments’ experience and performance in serving as investment adviser to the Portfolio and advising other portfolios and New York Life Investments’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at New York Life Investments and New York Life Investments’ overall resources, legal and compliance environment, capabilities, reputation and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and acknowledged New York Life Investments’ commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board reviewed New York Life Investments’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the qualifications and experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments regarding the operations of its business continuity plans in response to the ongoing COVID-19 pandemic, including the remote working environment.
Based on these considerations, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio’s benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Portfolio as compared to peer funds.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance as well as discussions between the Portfolio’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the
29

Board Consideration and Approval of Management Agreement (Unaudited) (continued)
Board considered any specific actions that New York Life Investments had taken, or had agreed to take, to seek to enhance Portfolio investment performance and the results of those actions.
Based on these considerations, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of the Management Agreement.
Costs of the Services Provided, and Profits Realized, by New York Life Investments
The Board considered the costs of the services provided under the Management Agreement. The Board also considered the profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolio.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and profits realized by New York Life Investments and its affiliates, the Board considered, among other factors, New York Life Investments’ and its affiliates’ continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Portfolio. The Board also considered the financial resources of New York Life Investments and acknowledged that New York Life Investments must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.
The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolio were not excessive.
Management Fee and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under the Management Agreement and the Portfolio’s total ordinary operating expenses.
In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and those of

30	MainStay VP Wellington Mid Cap Portfolio

the similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.
Based on the factors outlined above, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Portfolio’s expense structure permits economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of the Management Agreement.
31

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
32	MainStay VP Wellington Mid Cap Portfolio

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Portfolio are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolio. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a
Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Nolan reached the age of 75 during the calendar year 2021. Accordingly, Mr. Nolan retired at the end of calendar year 2021, at which time, Ms. Hammond became a Trustee of the Portfolio. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Yie-Hsin Hung* 1962	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010	78	MainStay Funds: Trustee since 2017 (12 Funds);
MainStay Funds Trust: Trustee since 2017 (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2017;
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee
since March 2021; and
Turtle Beach Corporation: Director since April 2021
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
33

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021;VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Committee since 2018
Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007***	President, Strategic Management Advisors LLC since 1990	78	MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 Funds); MainStay Funds Trust: Chairman since 2017 and Trustee since 1990 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay Funds: Trustee since 2006 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Richard H. Nolan, Jr.**** 1946	MainStay VP Funds Trust: Trustee since 2006***	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay Funds: Trustee since 2007 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Independent Trustees
34	MainStay VP Wellington Mid Cap Portfolio

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (12 Funds);
MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Trustee since 2018, Chair of the Special Committee since 2019; and
Rhode Island School of Design: Trustee and Chair of the Finance Committee since 2015

Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC since 2018; President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds); MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Allstate Corporation: Director since 2015;
Partners in Health:Trustee since 2019 and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay Funds: Trustee since 1994 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund; Trustee since June 2021
**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
****	Pursuant to the Board's retirement policy, Mr. Nolan retired from the Board effective December 31, 2021.
Independent Trustees
35

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay VP Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since January 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust since 2017** and MainStay CBRE Global Infrastructure Megatrends Fund since 2021; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust since 2007**	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds Trust since 2009, MainStay Funds since 2007 and MainStay CBRE Global Infrastructure Megatrends Fund since 2021; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay VP Funds Trust since 2021, and 2014 to 2020	Vice President and Chief Compliance Officer, New York Life Investments Alternatives LLC and New York Life Investment Management Holdings LLC (since 2020); Vice President (since 2018) and Chief Compliance Officer (since 2016), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, IndexIQ Advisors LLC, IndexIQ Holdings Inc., IndexIQ LLC and IndexIQ Trust (since 2017); Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay Funds, MainStay Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2021 and 2014 to 2020); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust since 2010**	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds and MainStay Funds Trust since 2010 and MainStay CBRE Global Infrastructure Megatrends Fund since 2021
Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust since 2005**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds Trust since 2009 and MainStay Funds since 2005 and MainStay CBRE Global Infrastructure Megatrends Fund since 2021
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
36	MainStay VP Wellington Mid Cap Portfolio

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP MacKay S&P 500 Index Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP T. Rowe Price Equity Income Portfolio1
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Brown Advisory LLC
Baltimore, Maryland
Candriam Belgium S.A.*
Brussels, Belgium
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Capital Management LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
T. Rowe Price Associates, Inc.
Baltimore, Maryland
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
Effective on or about May 1, 2022, the MainStay VP T. Rowe Price Equity Income Portfolio will be renamed the MainStay VP American Century Sustainable Equity Portfolio.
Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC
Not part of the Annual Report

2021 Annual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2022 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
1802521	MSVPMCC11-02/22
(NYLIAC) NI527

MainStay VP U.S. Government Money Market Portfolio

Message from the President and Annual Report
December 31, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
The COVID-19 pandemic and inflation drove market performance during the 12-month reporting period ended December 31, 2021. Against all expectations, the pandemic remained a persistent force worldwide, with widespread outbreaks of highly transmissible variants disrupting life in many locations despite the widespread availability of effective vaccines. Supported by government stimulus and accommodative monetary policies, most global economies expanded, exceeding pre-pandemic levels. However, the pandemic continued to claim lives, and the recovery proved uneven, with some industries struggling in the face of labor shortages, supply-chain bottlenecks and sharply rising commodity prices.
Spurred by economic growth and rising inflationary pressures, positive investor sentiment buoyed stock markets while bond markets lagged. In the United States, the S&P 500® Index, a widely regarded benchmark of market performance, produced strong gains led by energy and real estate, followed by information technology and financials. Materials and consumer staples lagged the Index by a small margin, while health care and industrials trailed further behind. The traditionally defensive utilities and consumer staples sectors underperformed by a greater margin, with both sectors challenged by rising commodity prices, with communication services as the only sector to generate negative returns. Small- and mid-cap stocks, which outperformed for much of the reporting period, lost ground to large-cap stocks in the closing months of 2021 as risk appetites diminished and trailed for the year as a whole. Similarly, value stocks outperformed growth-oriented shares during the first half of the year, then fell behind in November and December. In developed international equity markets, the U.K. and Eurozone led Asia, while, overall, the international market lagged its U.S. counterpart, particularly during the second half of the reporting period. Emerging market equities suffered broad losses, though returns varied widely from country to country with some, such as India, producing solidly positive returns while others, most notably China, experiencing punishing declines.
U.S. and international bond markets produced mixed performance, buffeted by rising interest rates while supported by accommodative monetary policies and strong corporate financial results. Expectations for a quick economic recovery in early 2021 drove rising yields and a steep selloff in traditional safe havens, such as government bonds. A partial recovery in the summer of 2021 was followed by another dip in the fall, prompted by signals from central banks of their intention to soon withdraw monetary accommodation as a first step toward raising rates in an effort to combat rising inflation. Increasingly hawkish rhetoric from the U.S. Federal Reserve in November and December further pressured the fixed-income asset class. Corporate bonds fared relatively well given the positive corporate earnings environment and historically low default rates, with lower-rated issues significantly outperforming investment-grade credits. Emerging market corporate bonds came under pressure late in the reporting period due to slowing Chinese economic growth associated with a government regulatory crackdown and heightened concerns regarding a debt crisis in the Chinese real estate sector.
Today, the pandemic remains deeply felt in the economy and our personal lives. Yet, at the same time, post-pandemic trends are beginning to play an increasing role in the financial markets. As a MainStay VP investor, you can rely on us to manage our portfolios with a careful eye on the ever-changing investment landscape and provide you with disciplined investment tools to help you reach your financial goals. Thank you for your continued trust, which we strive to earn every day.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information, which includes information about MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended December 31, 2021
Class	Inception Date[1]	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	1/29/1993	0.01%	0.77%	0.39%	0.42%

7-Day Current Yield = 0.01%; 7-Day Effective Yield = 0.01%.[3]

1.	Effective August 26, 2016 and October 14, 2016, the Portfolio modified its principal investment strategies in connection with commencing operations as a "government money market fund." Consequently the performance information may have been different if the current investment strategies had been in effect during the period prior to the Portfolio commencing operations as a "government money market fund."
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.   As of December 31, 2021, MainStay VP U.S. Government Money Market Portfolio had an effective 7-day current yield = 0.01%; 7-day effective yield = 0.01%. The current yield is more reflective of the Portfolio’s earnings than the total return.
Benchmark Performance*	One Year	Five Years	Ten Years
Average Lipper Variable Products U.S. Government Money Market Portfolio[1]	0.01%	0.72%	0.37%
Morningstar Prime Money Market Category Average[2]	0.02	0.94	0.50

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
1.	The Average Lipper VP U.S. Government Money Market Portfolio is an equally weighted performance average consisting of funds that invest 99.5% of their assets in cash, government securities and/or repurchase agreements that are collateralized solely by government securities or cash, and have a weighted average maturity of 60 days or less. These funds intend to keep a constant net asset value.
2.	The Morningstar Prime Money Market Category Average is representative of funds that invest in short-term money market securities in order to provide a level of current income that is consistent with the preservation of capital. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP U.S. Government Money Market Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2021 to December 31, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2021 to December 31, 2021. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended
December 31, 2021. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 7/1/21	Ending Account Value (Based on Actual Returns and Expenses) 12/31/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,000.10	$0.15	$1,025.05	$0.15	0.03%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP U.S. Government Money Market Portfolio

Portfolio Composition as of December 31, 2021 (Unaudited)
‡    Less than one-tenth of percent.
See Portfolio of Investments beginning on page 9 for specific holdings within these categories. The Portfolio's holdings are subject to change.

7

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by NYL Investors LLC, the Portfolio’s Subadvisor.
How did MainStay VP U.S. Government Money Market Portfolio perform relative to its peers during the 12 months ended December 31, 2021?
For the 12 months ended December 31, 2021, Initial Class shares of MainStay VP U.S. Government Money Market Portfolio provided a 7-day current yield of 0.01% and a 7-day effective yield of 0.01%. For the 12 months ended December 31, 2021, Initial Class shares of MainStay VP U.S. Government Money Market Portfolio returned 0.01%. For the same period, the Portfolio performed in line with the 0.01% return of the Average Lipper Variable Products U.S. Government Money Market Portfolio and underperformed the 0.02% return of the Morningstar Prime Money Market Category Average.1
What was the Portfolio’s duration2 strategy during the reporting period?
The Portfolio’s strategy was to continue to look for term premium in the market. The duration at the end of the reporting period was 49 days (up from 33 days in December 2020).
What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?
Because markets remained stable during the reporting period, the Portfolio was not forced to make significant changes to the allocation or strategy.
During the reporting period, which market segments were the strongest contributors to the Portfolio’s performance and which market segments were particularly weak?
Due to the U.S. Federal Reserve’s zero interest rate strategy in 2021, all assets available to the Portfolio traded in a narrow range. No sector meaningfully outperformed any other.
Did the Portfolio make any significant purchases or sales during the reporting period?
The Portfolio made no significant purchases or sales during the reporting period.
How did the Portfolio’s sector weightings change during the reporting period?
The Portfolio’s allocation to agency debt decreased while its allocation to U.S. Treasury bills and repurchase agreements increased.
1.	See page 5 for more information on benchmark and peer group returns.
2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
The opinions expressed are those of the Subadvisor as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
8	MainStay VP U.S. Government Money Market Portfolio

Portfolio of Investments December 31, 2021†
	Principal Amount	Value
Short-Term Investments 100.0%
Government Agency Debt 35.4%
Federal Agricultural Mortgage Corp.
0.04%, due 1/31/22	$ 20,000,000	$ 19,999,333
0.05%, due 2/1/22	30,000,000	29,998,708
0.05%, due 2/24/22	12,000,000	11,999,100
Federal Farm Credit Banks
0.05%, due 1/10/22	5,000,000	4,999,938
0.04%, due 1/26/22	5,000,000	4,999,861
0.04%, due 2/1/22	20,000,000	19,999,311
0.05%, due 2/10/22	13,000,000	12,999,278
0.05%, due 2/15/22	9,000,000	8,999,438
Federal Home Loan Banks
0.04%, due 1/7/22	16,500,000	16,499,890
0.04%, due 1/13/22	18,000,000	17,999,760
0.045%, due 2/18/22	20,000,000	19,998,800
0.17%, due 6/24/22	15,500,000	15,487,264
Federal National Mortgage Association
0.04%, due 2/2/22	39,000,000	38,998,613
Total Government Agency Debt (Cost $222,979,294)		222,979,294
Treasury Debt 51.1%
U.S. Treasury Bills (a)
0.051%, due 1/4/22	30,000,000	29,999,872
0.01%, due 2/22/22	25,000,000	24,999,621
0.015%, due 3/3/22	100,000,000	99,997,374
0.021%, due 3/10/22	100,000,000	99,996,033
0.049%, due 3/17/22	3,000,000	2,999,695
0.047%, due 3/22/22	8,000,000	7,999,164
0.052%, due 3/24/22	15,000,000	14,998,234
0.078%, due 4/26/22	33,000,000	32,991,830
0.069%, due 5/12/22	7,000,000	6,998,255
U.S. Treasury Notes
1.50%, due 1/31/22	1,000,000	1,001,183
Total Treasury Debt (Cost $321,981,261)		321,981,261
	Principal Amount	Value

Treasury Repurchase Agreements 13.5%
RBC Capital Markets LLC 0.04%, dated 12/31/21 due 1/3/22 Proceeds at Maturity $25,000,104 (Collateralized by United States Treasury securities with rates between 0.63% and 2.88% and maturity dates between 01/31/22 and 11/15/46, with a Principal Amount of $37,943,900 and a Market Value of $46,073,643)	45,170,000	$ 45,170,000
TD Securities, Inc. 0.05%, dated 12/31/21 due 1/3/22 Proceeds at Maturity $40,000,167 (Collateralized by United States Treasury Note with a rate of 0.25% and maturity date of 06/15/23 , with a Principal Amount of $40,992,000 and a Market Value of $40,800,071)	40,000,000	40,000,000
Total Treasury Repurchase Agreements (Cost $85,170,000)		85,170,000
Total Short-Term Investments (Cost $630,130,555)	100.0%	630,130,555
Other Assets, Less Liabilities	(0.0)‡	(96,194)
Net Assets	100.0%	$ 630,034,361

†	Percentages indicated are based on Portfolio net assets.
‡	Less than one-tenth of a percent.
(a)	Interest rate shown represents yield to maturity.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
9

Portfolio of Investments December 31, 2021† (continued)
The following is a summary of the fair valuations according to the inputs used as of December 31, 2021, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Short-Term Investments
Government Agency Debt	$ —	$ 222,979,294	$ —	$ 222,979,294
Treasury Debt	—	321,981,261	—	321,981,261
Treasury Repurchase Agreements	—	85,170,000	—	85,170,000
Total Investments in Securities	$ —	$ 630,130,555	$ —	$ 630,130,555

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP U.S. Government Money Market Portfolio

Statement of Assets and Liabilities as of December 31, 2021
Assets
Investment in securities, at value (amortized cost $544,960,555)	$544,960,555
Repurchase agreements, at value (amortized cost $85,170,000)	85,170,000
Cash	34
Receivables:
Interest	6,383
Other assets	130,908
Total assets	630,267,880
Liabilities
Payables:
Manager (See Note 3)	139,992
Professional fees	39,136
Shareholder communication	35,946
Custodian	9,069
Trustees	1,821
Accrued expenses	2,267
Dividends payable	5,288
Total liabilities	233,519
Net assets	$630,034,361
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 629,969
Additional paid-in-capital	629,389,508
630,019,477
Total distributable earnings (loss)	14,884
Net assets	$630,034,361
Initial Class
Net assets applicable to outstanding shares	$630,034,361
Shares of beneficial interest outstanding	629,968,666
Net asset value per share outstanding	$ 1.00

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Statement of Operations for the year ended December 31, 2021
Investment Income (Loss)
Income
Interest	$ 348,571
Other	1,739
Total income	350,310
Expenses
Manager (See Note 3)	2,724,001
Professional fees	83,852
Shareholder communication	43,692
Custodian	28,414
Trustees	16,479
Miscellaneous	15,707
Total expenses before waiver/reimbursement	2,912,145
Expense waiver/reimbursement from Manager (See Note 3)	(2,632,503)
Net expenses	279,642
Net investment income (loss)	70,668
Realized Gain (Loss)
Net realized gain (loss) on investments	2,617
Net increase (decrease) in net assets resulting from operations	$ 73,285
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP U.S. Government Money Market Portfolio

Statements of Changes in Net Assets
for the years ended December 31, 2021 and December 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 70,668	$ 1,012,893
Net realized gain (loss)	2,617	7,864
Net increase (decrease) in net assets resulting from operations	73,285	1,020,757
Distributions to shareholders:
Initial Class	(70,685)	(1,012,896)
Capital share transactions:
Net proceeds from sales of shares	565,120,376	1,078,323,719
Net asset value of shares issued to shareholders in reinvestment of distributions	65,395	1,012,896
Cost of shares redeemed	(762,204,170)	(648,548,415)
Increase (decrease) in net assets derived from capital share transactions	(197,018,399)	430,788,200
Net increase (decrease) in net assets	(197,015,799)	430,796,061
Net Assets
Beginning of year	827,050,160	396,254,099
End of year	$ 630,034,361	$ 827,050,160
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Initial Class	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income (loss)	0.00‡	0.00‡	0.02	0.01	0.00‡
Net realized and unrealized gain (loss) on investments‡	0.00	0.00	0.00	0.00	0.00
Total from investment operations	0.00‡	0.00‡	0.02	0.01	0.00‡
Less distributions:
From net investment income	(0.00)‡	0.00‡	(0.02)	(0.01)	(0.00)‡
Net asset value at end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total investment return (a)	0.01%	0.24%	1.78%	1.38%	0.42%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.01%	0.15%	1.78%	1.37%	0.41%
Net expenses	0.04%	0.16%	0.44%	0.44%	0.44%
Expenses (before waiver/reimbursement)	0.41%	0.42%	0.44%	0.44%	0.44%
Net assets at end of year (in 000's)	$ 630,034	$ 827,050	$ 396,254	$ 512,490	$ 496,871

‡	Less than one cent per share.
(a)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP U.S. Government Money Market Portfolio

Notes to Financial Statements
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP U.S. Government Money Market Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio (formerly known as MainStay VP Moderate Growth Allocation Portfolio) and MainStay VP Equity Allocation Portfolio (formerly known as MainStay VP Growth Allocation Portfolio), which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share class that has been registered and commenced operations:
Class	Commenced Operations
Initial Class	January 29, 1993
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares.
The Portfolio's investment objective is to seek a high level of current income while preserving capital and maintaining liquidity.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Valuation of Shares.  The Portfolio seeks to maintain a NAV of $1.00 per share, although there is no assurance that it will be able to do so. An investment in the Portfolio, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.
(B) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”). Securities are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate per the requirements of Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security.
The Board of Trustees of the Fund (the "Board") adopted procedures establishing methodologies for the valuation of the Portfolio's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the

15

Notes to Financial Statements (continued)
asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
Securities valued at amortized cost are not obtained from a quoted price in an active market and are generally categorized as Level 2 in the hierarchy. The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2021, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio may utilize some of the following fair value techniques: multi-dimensional relational pricing models and option adjusted spread pricing. During the year ended December 31, 2021, there were no material changes to the fair value methodologies. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of December 31, 2021, were fair valued in such a manner.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(C) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

16	MainStay VP U.S. Government Money Market Portfolio

(D) Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income. The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
(F) Expenses.  Expenses of the Fund are allocated to the individual Funds in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.
Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio's custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. Repurchase agreements as of December 31, 2021, are shown in the Portfolio of Investments.
(I) Debt Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.
Investments in the Portfolio are not guaranteed, even though some of the Portfolio’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Portfolio’s investment. If interest rates rise, less of the debt may be prepaid and the Portfolio may lose money because the Portfolio may be unable to invest in higher yielding assets. The Portfolio is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.
(J) LIBOR Replacement Risk. The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. However, certain LIBOR tenors will continue beyond 2021 and the most widely used LIBOR tenors may continue until mid-2023. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known. New York Life Investments is currently working to assess exposure and will modify contracts as necessary.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio's performance.
17

Notes to Financial Statements (continued)
Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. While the transition away from LIBOR has already begun with no material adverse effect to the Portfolio's performance, the transition is expected to last through mid-2023 for some LIBOR tenors. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period.
(K) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. During a portion of the year ended December 31, 2021, the Portfolio reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. NYL Investors LLC ("NYL Investors" or ''Subadvisor''), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.
The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of 0.40% up to $500 million; 0.35% from $500 million to $1 billion; and 0.30% in excess of $1 billion.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that total annual operating expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) of Initial Class shares do not exceed 0.28% of average daily net assets. This agreement will remain in effect until May 1, 2022 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended December 31, 2021, the effective management fee rate was 0.39%.
New York Life Investments may voluntarily waive fees or reimburse expenses of the Fund to the extent it deems appropriate to enhance the yield of the Fund’s during periods when expenses have a significant impact on the yield of the Fund, as applicable, because of low interest rates. This expense limitation policy is voluntary and in addition to any contractual arrangements that may be in place with respect to the Fund and described in the Fund’s prospectus.
During the year ended December 31, 2021, New York Life Investments earned fees from the Portfolio in the amount of $2,724,001 and paid the Subadvisor in the amount of $895,529. Additionally, New York Life Investments reimbursed expenses in the amount of $2,632,503, without which the Portfolio's total returns would have been lower.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Prior to February 22, 2021, these services were provided by State Street.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
Note 4-Federal Income Tax
The amortized cost also represents the aggregate cost for federal income tax purposes.
As of December 31, 2021, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$20,172	$—	$(5,288)	$—	$14,884

18	MainStay VP U.S. Government Money Market Portfolio

During the years ended December 31, 2021 and December 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2021	2020
Distributions paid from:
Ordinary Income	$70,685	$1,012,551
Long-Term Capital Gains	—	345
Total	$70,685	$1,012,896
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Prior to February 22, 2021, these services were provided by State Street. The services provided by State Street were a direct expense of the Portfolio and are included in the Statement of Operations as Custodian fees which totaled $6,004 for the period January 1, 2021 through February 21, 2021.
Note 6–Capital Share Transactions
Transactions in capital shares for the years ended December 31, 2021 and December 31, 2020, were as follows:
Initial Class (at $1 per share)	Shares
Year ended December 31, 2021:
Shares sold	565,063,871
Shares issued to shareholders in reinvestment of distributions	65,388
Shares redeemed	(762,127,958)
Net increase (decrease)	(196,998,699)
Year ended December 31, 2020 :
Shares sold	1,078,220,316
Shares issued to shareholders in reinvestment of distributions	1,012,804
Shares redeemed	(648,484,735)
Net increase (decrease)	430,748,385
Note 7–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 8–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2021, events and transactions subsequent to December 31, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
19

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MainStay VP Funds Trust and Shareholders of
MainStay VP U.S. Government Money Market Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP U.S. Government Money Market Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
February 24, 2022
We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.
20	MainStay VP U.S. Government Money Market Portfolio

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay VP U.S. Government Money Market Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and NYL Investors LLC (“NYL Investors”) with respect to the Portfolio (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 8–9, 2021 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and NYL Investors in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2021 through December 2021, including information and materials furnished by New York Life Investments and NYL Investors in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or NYL Investors that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Portfolio and investment-related matters for the Portfolio as well as presentations from New York Life Investments and NYL Investors personnel. In addition, the Board took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2021 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by the share class of the Portfolio, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and NYL Investors; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and NYL Investors; (iii) the costs of the services provided, and profits realized, by New York Life Investments and NYL Investors with respect to their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and NYL Investors. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life

21

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
Investments and NYL Investors resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to investors and that the Portfolio’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 8–9, 2021 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and NYL Investors
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of NYL Investors, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of NYL Investors and ongoing analysis of, and interactions with, NYL Investors with respect to, among other things, the Portfolio’s investment performance and risks as well as NYL Investors’ investment capabilities and subadvisory services with respect to the Portfolio.
The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Portfolio. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that NYL Investors provides to the Portfolio and considered the terms of each of the Advisory Agreements. The Board evaluated NYL Investors’ experience and performance in serving as subadvisor to the Portfolio and advising other portfolios and NYL Investors’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at NYL Investors and New York Life Investments’ and NYL Investors’ overall resources, legal and compliance environment, capabilities, reputation and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and NYL Investors and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board reviewed NYL Investors’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the qualifications and experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and NYL Investors regarding the operations of their respective business continuity plans in response to the ongoing COVID-19 pandemic, including the remote working environment.
Based on these considerations, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant

22	MainStay VP U.S. Government Money Market Portfolio

investment categories and the Portfolio’s benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Portfolio as compared to peer funds.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance attributable to NYL Investors as well as discussions between the Portfolio’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or NYL Investors had taken, or had agreed to take, to seek to enhance Portfolio investment performance and the results of those actions.
Based on these considerations, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits Realized, by New York Life Investments and NYL Investors
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Portfolio. Because NYL Investors is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and NYL Investors in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and NYL Investors and profits realized by New York Life Investments and its affiliates , including NYL Investors, the Board considered, among other factors, New York Life Investments’ and its affiliates’ continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio. The Board also considered the financial resources of New York Life Investments and NYL Investors and acknowledged that New York Life Investments and NYL Investors must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and
NYL Investors to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.
The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Portfolio were not excessive.
23

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fee paid to NYL Investors is paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and NYL Investors on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and those of the similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Portfolio’s net management fee and expenses. The Board noted that New York Life Investments had provided support to the Portfolio in the form of voluntary waivers and/or reimbursements of fees and expenses in order to maintain a positive yield. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.
Based on the factors outlined above, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Portfolio’s expense structure permits economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

24	MainStay VP U.S. Government Money Market Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file a Form N-MFP every month disclosing its portfolio holdings. The Portfolio's Form N-MFP is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
25

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Portfolio are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolio. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a
Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Nolan reached the age of 75 during the calendar year 2021. Accordingly, Mr. Nolan retired at the end of calendar year 2021, at which time, Ms. Hammond became a Trustee of the Portfolio. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Yie-Hsin Hung* 1962	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010	78	MainStay Funds: Trustee since 2017 (12 Funds);
MainStay Funds Trust: Trustee since 2017 (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2017;
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee
since March 2021; and
Turtle Beach Corporation: Director since April 2021
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
26	MainStay VP U.S. Government Money Market Portfolio

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021;VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Committee since 2018
Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007***	President, Strategic Management Advisors LLC since 1990	78	MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 Funds); MainStay Funds Trust: Chairman since 2017 and Trustee since 1990 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay Funds: Trustee since 2006 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Richard H. Nolan, Jr.**** 1946	MainStay VP Funds Trust: Trustee since 2006***	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay Funds: Trustee since 2007 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Independent Trustees
27

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (12 Funds);
MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Trustee since 2018, Chair of the Special Committee since 2019; and
Rhode Island School of Design: Trustee and Chair of the Finance Committee since 2015

Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC since 2018; President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds); MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Allstate Corporation: Director since 2015;
Partners in Health:Trustee since 2019 and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay Funds: Trustee since 1994 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund; Trustee since June 2021
**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
****	Pursuant to the Board's retirement policy, Mr. Nolan retired from the Board effective December 31, 2021.
Independent Trustees
28	MainStay VP U.S. Government Money Market Portfolio

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay VP Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since January 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust since 2017** and MainStay CBRE Global Infrastructure Megatrends Fund since 2021; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust since 2007**	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds Trust since 2009, MainStay Funds since 2007 and MainStay CBRE Global Infrastructure Megatrends Fund since 2021; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay VP Funds Trust since 2021, and 2014 to 2020	Vice President and Chief Compliance Officer, New York Life Investments Alternatives LLC and New York Life Investment Management Holdings LLC (since 2020); Vice President (since 2018) and Chief Compliance Officer (since 2016), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, IndexIQ Advisors LLC, IndexIQ Holdings Inc., IndexIQ LLC and IndexIQ Trust (since 2017); Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay Funds, MainStay Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2021 and 2014 to 2020); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust since 2010**	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds and MainStay Funds Trust since 2010 and MainStay CBRE Global Infrastructure Megatrends Fund since 2021
Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust since 2005**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds Trust since 2009 and MainStay Funds since 2005 and MainStay CBRE Global Infrastructure Megatrends Fund since 2021
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
29

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP MacKay S&P 500 Index Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP T. Rowe Price Equity Income Portfolio1
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Brown Advisory LLC
Baltimore, Maryland
Candriam Belgium S.A.*
Brussels, Belgium
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Capital Management LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
T. Rowe Price Associates, Inc.
Baltimore, Maryland
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
Effective on or about May 1, 2022, the MainStay VP T. Rowe Price Equity Income Portfolio will be renamed the MainStay VP American Century Sustainable Equity Portfolio.
Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC
Not part of the Annual Report

2021 Annual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2022 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
1802524	MSVPUSGMM11-02/22
(NYLIAC) NI510

MainStay VP MacKay Convertible Portfolio

Message from the President and Annual Report
December 31, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
The COVID-19 pandemic and inflation drove market performance during the 12-month reporting period ended December 31, 2021. Against all expectations, the pandemic remained a persistent force worldwide, with widespread outbreaks of highly transmissible variants disrupting life in many locations despite the widespread availability of effective vaccines. Supported by government stimulus and accommodative monetary policies, most global economies expanded, exceeding pre-pandemic levels. However, the pandemic continued to claim lives, and the recovery proved uneven, with some industries struggling in the face of labor shortages, supply-chain bottlenecks and sharply rising commodity prices.
Spurred by economic growth and rising inflationary pressures, positive investor sentiment buoyed stock markets while bond markets lagged. In the United States, the S&P 500® Index, a widely regarded benchmark of market performance, produced strong gains led by energy and real estate, followed by information technology and financials. Materials and consumer staples lagged the Index by a small margin, while health care and industrials trailed further behind. The traditionally defensive utilities and consumer staples sectors underperformed by a greater margin, with both sectors challenged by rising commodity prices, with communication services as the only sector to generate negative returns. Small- and mid-cap stocks, which outperformed for much of the reporting period, lost ground to large-cap stocks in the closing months of 2021 as risk appetites diminished and trailed for the year as a whole. Similarly, value stocks outperformed growth-oriented shares during the first half of the year, then fell behind in November and December. In developed international equity markets, the U.K. and Eurozone led Asia, while, overall, the international market lagged its U.S. counterpart, particularly during the second half of the reporting period. Emerging market equities suffered broad losses, though returns varied widely from country to country with some, such as India, producing solidly positive returns while others, most notably China, experiencing punishing declines.
U.S. and international bond markets produced mixed performance, buffeted by rising interest rates while supported by accommodative monetary policies and strong corporate financial results. Expectations for a quick economic recovery in early 2021 drove rising yields and a steep selloff in traditional safe havens, such as government bonds. A partial recovery in the summer of 2021 was followed by another dip in the fall, prompted by signals from central banks of their intention to soon withdraw monetary accommodation as a first step toward raising rates in an effort to combat rising inflation. Increasingly hawkish rhetoric from the U.S. Federal Reserve in November and December further pressured the fixed-income asset class. Corporate bonds fared relatively well given the positive corporate earnings environment and historically low default rates, with lower-rated issues significantly outperforming investment-grade credits. Emerging market corporate bonds came under pressure late in the reporting period due to slowing Chinese economic growth associated with a government regulatory crackdown and heightened concerns regarding a debt crisis in the Chinese real estate sector.
Today, the pandemic remains deeply felt in the economy and our personal lives. Yet, at the same time, post-pandemic trends are beginning to play an increasing role in the financial markets. As a MainStay VP investor, you can rely on us to manage our portfolios with a careful eye on the ever-changing investment landscape and provide you with disciplined investment tools to help you reach your financial goals. Thank you for your continued trust, which we strive to earn every day.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information, which includes information about MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

MainStay VP MacKay Convertible Portfolio
Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended December 31, 2021
Class	Inception Date	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[1]
Initial Class Shares	10/1/1996	9.25%	14.78%	12.52%	0.61%
Service Class Shares	6/5/2003	8.98	14.49	12.24	0.86
Service 2 Class Shares	4/26/2016	8.87	14.38	14.44	0.96

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

5

Benchmark Performance*	One Year	Five Years	Ten Years
ICE BofA U.S. Convertible Index[1]	6.34%	16.87%	13.89%
Morningstar Convertibles Category Average[2]	4.64	13.89	11.00

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
1.	The ICE BofA U.S. Convertible Index is the Portfolio’s primary broad–based securities market index for comparison purposes. The ICE BofA U.S. Convertible Index is a market-capitalization weighted index of domestic corporate convertible securities. In order to be included in this Index, bonds and preferred stocks must be convertible only to common stock. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
2.	The Morningstar Convertibles Category Average is representative of funds that are designed to offer some of the capital-appreciation potential of stock portfolios while also supplying some of the safety and yield of bond portfolios. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
6	MainStay VP MacKay Convertible Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP MacKay Convertible Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2021 to December 31, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2021 to December 31, 2021. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended
December 31, 2021. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 7/1/21	Ending Account Value (Based on Actual Returns and Expenses) 12/31/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,030.60	$2.87	$1,022.38	$2.85	0.56%
Service Class Shares	$1,000.00	$1,029.30	$4.14	$1,021.12	$4.13	0.81%
Service 2 Class Shares	$1,000.00	$1,028.80	$4.65	$1,020.62	$4.63	0.91%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of December 31, 2021 (Unaudited)
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of December 31, 2021 (excluding short-term investments) (Unaudited)
1.	Danaher Corp., 4.75%-5.00%
2.	Nice Ltd., (zero coupon), due 9/15/25
3.	Anthem, Inc., 2.75%, due 10/15/42
4.	Palo Alto Networks, Inc., 0.375%-0.75%, due 7/1/23–6/1/25
5.	Pioneer Natural Resources Co., 0.25%, due 5/15/25
6.	Ford Motor Co., (zero coupon), due 3/15/26
7.	Microchip Technology, Inc., 0.125%, due 11/15/24
8.	BioMarin Pharmaceutical, Inc., 0.599%-1.25%, due 8/1/24–5/15/27
9.	EQT Corp., 1.75%, due 5/1/26
10.	Southwest Airlines Co., 1.25%, due 5/1/25

8	MainStay VP MacKay Convertible Portfolio

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio manager Edward Silverstein, CFA, of MacKay Shields LLC, the Portfolio’s Subadvisor.
How did MainStay VP MacKay Convertible Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2021?
For the 12 months ended December 31, 2021, MainStay VP MacKay Convertible Portfolio returned 9.25% for Initial Class shares, 8.98% for Service Class shares and 8.87% for Service 2 Class shares. Over the same period, all share classes outperformed the 6.34% return of the ICE BofA U.S. Convertible Index (“the Index”), which is the Portfolio’s benchmark, and the 4.64% return of the Morningstar Convertibles Category Average.1
What factors affected the Portfolio’s relative performance during the reporting period?
The Portfolio outperformed the Index largely due to individual security selection. The Portfolio held large positions in several securities that rose well in excess of the Index. Holdings such as Anthem, EQT, Silicon Laboratories, and ON Semiconductor all bolstered the Portfolio’s absolute performance, while impacting the benchmark to a much smaller extent. The Portfolio’s relative performance also benefitted from not owning large benchmark positions such as Zillow Group, Sarepta Therapeutics and Wayfair, that were poor performers during the reporting period.
During the reporting period, which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?
The sectors making the strongest positive contributions to the Portfolio’s relative performance during the reporting period were media, health care and energy. (Contributions take weightings and total returns into account.) In media, the Portfolio benefitted greatly by not holding securities of digital real estate company Zillow Group, which had several convertible bonds outstanding and was a large benchmark constituent. The Portfolio also benefitted from overweight exposure to live concert company Live Nation Entertainment, which was a strong performer during the year. In health care, the convertible bonds of health insurer Anthem and the convertible preferred shares of lab equipment & diagnostics company Danaher were both strong performers. In the energy sector, the exploration & production subsector generated particularly strong returns, benefitting from the rise in crude oil and natural gas prices. The Portfolio’s holdings of the convertible bonds of EQT, Centennial Resources Development and Pioneer Natural Resources were standout performers.
Relative to the Index, the Portfolio’s weakest sectors were utilities, real estate and materials. The most significant detractor in utilities was the Portfolio’s underweight exposure to NextEra Energy. Underweight exposure to the real estate and materials sectors also hurt relative performance. In real estate, the Portfolio lacked exposure to real estate investment trust DigitalBridge Group, which saw shares rise following news that it would be acquired. In materials, the Portfolio’s relative performance was hurt by not holding positions in steel producers Cleveland-Cliffs and United States Steel, since both companies benefitted from soaring steel prices.
During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?
The Portfolio’s three best-performing individual holdings included the convertible preferred shares of Danaher, and the convertible bonds of Anthem and Atlassian. The convertible preferred shares of Danaher rose during the reporting period as the company consistently exceeded quarterly revenue and earnings estimates by significant margins. The company benefitted from the increase in demand for diagnostic tests related to COVID-19 infections. Health insurer Anthem performed well as the company raised forward earnings guidance and kept medical costs under control. The convertible bonds of enterprise software company Atlassian rose when the company exceeded earnings expectations over several quarters. Shares in Atlassian also benefitted from investor enthusiasm for software companies.
The Portfolio’s weakest individual holdings included the convertible bonds of RingCentral, Wix.com and Everbridge. While communications firm RingCentral generally met earnings expectations, the company’s convertible bonds declined after the departure of several key executives, raising concerns for investors. The convertible bonds of Internet software firm Wix.com declined after the company reported a disappointing quarter in the second half of 2021. It appeared that some demand had been pulled forward into 2020 when small businesses were desperate to establish an online presence at the height of the pandemic. Investors wrongly concluded that the company’s 2020 growth rate was sustainable. The convertible bonds of software company Everbridge declined late in the reporting period after the company provided disappointing guidance for 2022 and announced the departure of its CEO.
Did the Portfolio make any significant purchases or sales during the reporting period?
During the reporting period, the Portfolio purchased convertible bonds of vehicle maker Ford Motor when the shares appeared very inexpensive based on free cash flow and earnings. We were further encouraged by the company’s introduction of several electric vehicles to meet demand for zero-emission products from investors, regulators and possibly consumers. During the same period, we exchanged the Portfolio’s holdings of oilfield products and services company Oil States International (OSI) for a new convertible bond issue from the company that offered a higher coupon and greater equity sensitivity. We believed that OSI’s

1.	See page 5 for more information on benchmark and peer group returns.
9

common shares were undervalued based on an expected recovery in oilfield activity as a result of higher commodity prices. Within the energy sector, the Portfolio also purchased the convertible bonds of exploration & production company Centennial Resource Development.
During the reporting period, holdings in semiconductor manufacturers Lam Research and Micron Technology left the Portfolio after each company called their respective convertible bonds. A position in software firm Atlassian also left the Portfolio when those bonds were called by the company. We sold the Portfolio’s entire position in electric car maker Tesla as we did not believe that the company’s share price was supported by fundamentals and valuation.
How did the Portfolio’s sector weightings change during the reporting period?
During the reporting period, the Portfolio increased its exposure to the real estate, consumer staples and energy sectors. Conversely, the Portfolio decreased its exposure to materials, information technology and consumer discretionary.
How was the Portfolio positioned at the end of the reporting period?
As of December 31, 2021, the Portfolio held overweight exposure relative to the Index in the energy, information technology and industrials sectors. As of the same date, the Portfolio held underweight exposure to financials, communication services and utilities.
The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
10	MainStay VP MacKay Convertible Portfolio

Portfolio of Investments December 31, 2021†
	Principal Amount	Value
Long-Term Bonds 3.0%
Corporate Bonds 3.0%
Biotechnology 0.2%
Bridgebio Pharma, Inc.
2.50%, due 3/15/27	$ 6,895,000	$ 5,083,052
Commercial Services 0.7%
Block, Inc.
0.25%, due 11/1/27 (a)	13,105,000	13,899,491
Leisure Time 0.2%
NCL Corp. Ltd.
5.375%, due 8/1/25	2,860,000	4,061,200
Oil & Gas 0.0% ‡
Valaris Ltd.
Series 1145
8.25% (8.25% Cash or 12.00% PIK), due 4/30/28 (b)	801,000	833,040
Oil & Gas Services 0.0% ‡
Weatherford International Ltd.
11.00%, due 12/1/24 (c)	138,000	142,140
Semiconductors 1.6%
Silicon Laboratories, Inc.
0.625%, due 6/15/25	18,986,000	33,379,286
Software 0.3%
Five9, Inc.
0.50%, due 6/1/25	4,933,000	6,070,550
Total Corporate Bonds (Cost $56,778,541)		63,468,759
Total Long-Term Bonds (Cost $56,778,541)		63,468,759
Convertible Securities 91.1%
Convertible Bonds 80.4%
Airlines 2.6%
American Airlines Group, Inc.
6.50%, due 7/1/25	6,895,000	9,556,470
JetBlue Airways Corp.
0.50%, due 4/1/26 (c)	4,623,000	4,332,757
Southwest Airlines Co.
1.25%, due 5/1/25	29,005,000	38,772,434
	Principal Amount	Value

Airlines (continued)
Spirit Airlines, Inc.
1.00%, due 5/15/26	$ 3,235,000	$ 2,804,876
		55,466,537
Auto Manufacturers 2.2%
Ford Motor Co.
(zero coupon), due 3/15/26 (c)	32,843,000	45,343,867
Beverages 0.5%
MGP Ingredients, Inc.
1.875%, due 11/15/41 (c)	8,635,000	9,892,256
Biotechnology 4.2%
Apellis Pharmaceuticals, Inc.
3.50%, due 9/15/26	4,715,000	7,152,066
BioMarin Pharmaceutical, Inc.
0.599%, due 8/1/24	9,693,000	10,159,233
1.25%, due 5/15/27	28,541,000	29,913,822
Guardant Health, Inc.
(zero coupon), due 11/15/27	7,494,000	7,618,401
Halozyme Therapeutics, Inc.
0.25%, due 3/1/27 (c)	3,493,000	3,128,418
Illumina, Inc.
(zero coupon), due 8/15/23 (a)	19,199,000	21,994,854
Ionis Pharmaceuticals, Inc.
(zero coupon), due 4/1/26 (c)	9,307,000	8,231,111
		88,197,905
Building Materials 1.0%
Patrick Industries, Inc.
1.00%, due 2/1/23	16,885,000	18,805,669
1.75%, due 12/1/28 (c)	2,900,000	3,022,537
		21,828,206
Commercial Services 2.2%
Alarm.com Holdings, Inc.
(zero coupon), due 1/15/26 (c)	3,250,000	2,941,250
Block, Inc.
(zero coupon), due 5/1/26 (a)	14,812,000	15,265,351
Chegg, Inc.
(zero coupon), due 9/1/26	10,000,000	8,325,000
Euronet Worldwide, Inc.
0.75%, due 3/15/49	11,685,000	12,736,650
Repay Holdings Corp.
(zero coupon), due 2/1/26 (c)	2,180,000	1,895,292
Sabre GLBL, Inc.
4.00%, due 4/15/25	1,185,000	1,622,699

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments December 31, 2021† (continued)
	Principal Amount	Value
Convertible Bonds (continued)
Commercial Services (continued)
Shift4 Payments, Inc. (c)
(zero coupon), due 12/15/25	$ 2,300,000	$ 2,436,620
0.50%, due 8/1/27	1,180,000	1,042,058
		46,264,920
Computers 2.9%
Lumentum Holdings, Inc.
0.50%, due 12/15/26	26,640,000	33,266,700
Parsons Corp.
0.25%, due 8/15/25	2,878,000	2,868,502
Western Digital Corp.
1.50%, due 2/1/24 (d)	4,634,000	4,700,614
Zscaler, Inc.
0.125%, due 7/1/25	9,088,000	19,907,364
		60,743,180
Cosmetics & Personal Care 0.3%
Beauty Health Co. (The)
1.25%, due 10/1/26 (c)	5,672,000	6,035,598
Diversified Financial Services 0.4%
LendingTree, Inc.
0.625%, due 6/1/22	7,200,000	7,150,500
Upstart Holdings, Inc.
0.25%, due 8/15/26 (c)	2,380,000	2,284,800
		9,435,300
Electric 1.7%
NRG Energy, Inc.
2.75%, due 6/1/48	29,752,000	35,443,558
Energy-Alternate Sources 2.0%
Enphase Energy, Inc.
(zero coupon), due 3/1/26 (c)	9,315,000	9,370,890
NextEra Energy Partners LP
(zero coupon), due 11/15/25 (c)	10,860,000	12,429,270
SolarEdge Technologies, Inc.
(zero coupon), due 9/15/25	16,283,000	20,720,118
		42,520,278
Entertainment 2.6%
Live Nation Entertainment, Inc.
2.50%, due 3/15/23	9,704,000	17,564,240
Marriott Vacations Worldwide Corp.
(zero coupon), due 1/15/26 (c)	3,060,000	3,596,235
	Principal Amount	Value

Entertainment (continued)
Vail Resorts, Inc.
(zero coupon), due 1/1/26	$ 30,094,000	$ 32,223,939
		53,384,414
Food 0.6%
Chefs' Warehouse, Inc. (The)
1.875%, due 12/1/24	11,724,000	12,537,353
Healthcare-Products 3.6%
CONMED Corp.
2.625%, due 2/1/24 (a)	14,887,000	24,824,072
Exact Sciences Corp.
0.375%, due 3/1/28	21,770,000	21,129,962
Haemonetics Corp.
(zero coupon), due 3/1/26 (c)	4,580,000	3,852,351
Integra LifeSciences Holdings Corp.
0.50%, due 8/15/25	8,831,000	9,609,011
NuVasive, Inc.
0.375%, due 3/15/25	12,958,000	12,488,273
Omnicell, Inc.
0.25%, due 9/15/25	1,735,000	3,281,319
		75,184,988
Healthcare-Services 3.7%
Anthem, Inc.
2.75%, due 10/15/42	7,764,000	51,056,064
Teladoc Health, Inc.
1.25%, due 6/1/27	28,389,000	25,993,678
		77,049,742
Internet 10.5%
Booking Holdings, Inc.
0.75%, due 5/1/25 (a)	11,000,000	16,208,500
Etsy, Inc.
0.25%, due 6/15/28 (c)	26,578,000	31,377,987
Expedia Group, Inc.
(zero coupon), due 2/15/26 (a)(c)	2,758,000	3,186,869
Match Group Financeco 2, Inc.
0.875%, due 6/15/26 (c)	13,160,000	21,327,096
Okta, Inc.
0.125%, due 9/1/25	7,194,000	9,791,014
Palo Alto Networks, Inc.
0.375%, due 6/1/25	11,770,000	22,355,938
0.75%, due 7/1/23	13,152,000	27,603,418
Q2 Holdings, Inc.
0.75%, due 6/1/26	2,800,000	3,152,724
Shopify, Inc.
0.125%, due 11/1/25 (a)	17,355,000	21,737,137

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP MacKay Convertible Portfolio

	Principal Amount	Value
Convertible Bonds (continued)
Internet (continued)
Snap, Inc.
(zero coupon), due 5/1/27 (c)	$ 10,555,000	$ 10,259,890
Twitter, Inc.
(zero coupon), due 3/15/26 (c)	6,865,000	6,182,619
Uber Technologies, Inc.
(zero coupon), due 12/15/25	12,588,000	12,418,062
Zendesk, Inc.
0.625%, due 6/15/25	9,259,000	11,093,208
Zillow Group, Inc.
2.75%, due 5/15/25	17,202,000	22,226,723
		218,921,185
Leisure Time 0.7%
NCL Corp. Ltd.
6.00%, due 5/15/24	1,756,000	3,041,392
Royal Caribbean Cruises Ltd.
4.25%, due 6/15/23	8,684,000	11,093,810
		14,135,202
Machinery-Diversified 1.6%
Chart Industries, Inc.
1.00%, due 11/15/24 (c)	12,471,000	34,287,767
Media 3.6%
Cable One, Inc.
1.125%, due 3/15/28 (c)	18,790,000	18,692,775
DISH Network Corp.
(zero coupon), due 12/15/25	20,445,000	20,649,450
Liberty Media Corp.
1.375%, due 10/15/23	11,955,000	18,049,525
Liberty Media Corp-Liberty Formula One
1.00%, due 1/30/23	9,954,000	17,203,477
		74,595,227
Oil & Gas 5.1%
Centennial Resource Production LLC
3.25%, due 4/1/28	14,611,000	18,254,618
EQT Corp.
1.75%, due 5/1/26	23,557,000	39,375,526
Pioneer Natural Resources Co.
0.25%, due 5/15/25	27,292,000	48,767,392
		106,397,536
Oil & Gas Services 2.0%
Helix Energy Solutions Group, Inc.
6.75%, due 2/15/26	18,071,000	18,025,822
	Principal Amount	Value

Oil & Gas Services (continued)
Oil States International, Inc.
1.50%, due 2/15/23	$ 1,013,000	$ 950,068
4.75%, due 4/1/26 (c)	25,625,000	22,774,219
		41,750,109
Pharmaceuticals 2.6%
Dexcom, Inc.
0.25%, due 11/15/25 (a)	16,942,000	20,192,746
Neurocrine Biosciences, Inc.
2.25%, due 5/15/24	15,225,000	19,135,922
Pacira BioSciences, Inc.
0.75%, due 8/1/25	11,671,000	12,962,105
2.375%, due 4/1/22	1,094,000	1,126,136
		53,416,909
Real Estate Investment Trusts 1.0%
Pebblebrook Hotel Trust
1.75%, due 12/15/26	5,863,000	6,485,356
Summit Hotel Properties, Inc.
1.50%, due 2/15/26	13,238,000	13,873,424
		20,358,780
Retail 2.3%
American Eagle Outfitters, Inc.
3.75%, due 4/15/25	2,758,000	8,393,973
Burlington Stores, Inc.
2.25%, due 4/15/25	20,948,000	31,225,613
Cheesecake Factory, Inc. (The)
0.375%, due 6/15/26	9,488,000	8,545,130
		48,164,716
Semiconductors 4.0%
Impinj, Inc.
1.125%, due 5/15/27 (c)	4,870,000	5,338,981
Microchip Technology, Inc.
0.125%, due 11/15/24 (a)	35,083,000	43,590,627
ON Semiconductor Corp.
1.625%, due 10/15/23	5,984,000	19,679,880
Rambus, Inc.
1.375%, due 2/1/23	6,552,000	10,311,538
Wolfspeed, Inc.
1.75%, due 5/1/26	1,495,000	3,668,356
		82,589,382
Software 10.2%
Akamai Technologies, Inc.
0.375%, due 9/1/27	18,297,000	21,487,997
Avalara, Inc.
0.25%, due 8/1/26 (c)	2,365,000	2,194,720
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments December 31, 2021† (continued)
	Principal Amount	Value
Convertible Bonds (continued)
Software (continued)
Bentley Systems, Inc.
0.125%, due 1/15/26 (c)	$ 3,445,000	$ 3,561,441
Bill.com Holdings, Inc.
(zero coupon), due 12/1/25	5,190,000	8,890,989
Coupa Software, Inc.
0.375%, due 6/15/26	11,250,000	10,687,500
Datadog, Inc.
0.125%, due 6/15/25	10,168,000	20,427,512
DigitalOcean Holdings, Inc.
(zero coupon), due 12/1/26 (c)	6,410,000	5,701,054
Envestnet, Inc.
1.75%, due 6/1/23	21,941,000	27,673,086
Everbridge, Inc.
0.125%, due 12/15/24 (a)	13,318,000	12,993,374
MongoDB, Inc.
0.25%, due 1/15/26	7,540,000	19,288,263
RingCentral, Inc.
(zero coupon), due 3/1/25	28,729,000	27,133,392
Splunk, Inc.
0.50%, due 9/15/23	17,072,000	18,298,415
Workday, Inc.
0.25%, due 10/1/22	11,687,000	21,767,037
Ziff Davis, Inc.
1.75%, due 11/1/26 (c)	3,285,000	4,075,901
Zynga, Inc.
(zero coupon), due 12/15/26	8,495,000	7,794,938
		211,975,619
Telecommunications 4.6%
Infinera Corp.
2.50%, due 3/1/27	4,490,000	6,600,300
InterDigital, Inc.
2.00%, due 6/1/24	2,860,000	3,153,150
Nice Ltd.
(zero coupon), due 9/15/25 (a)	48,248,000	58,832,405
Viavi Solutions, Inc.
1.00%, due 3/1/24	14,133,000	20,068,860
Vonage Holdings Corp.
1.75%, due 6/1/24	5,148,000	6,900,897
		95,555,612
Transportation 1.2%
Atlas Air Worldwide Holdings, Inc.
1.875%, due 6/1/24	15,022,000	24,485,860
	Principal Amount	Value

Trucking & Leasing 0.5%
Greenbrier Cos., Inc. (The)
2.875%, due 4/15/28 (c)	$ 9,472,000	$ 10,348,160
Total Convertible Bonds (Cost $1,499,796,514)		1,676,310,166

	Shares
Convertible Preferred Stocks 10.7%
Banks 1.7%
Bank of America Corp.
Series L
7.25% (e)	11,636	16,818,674
Wells Fargo & Co.
Series L
7.50% (e)	12,264	18,279,860
		35,098,534
Capital Markets 1.3%
KKR & Co., Inc.
Series C
6.00% (a)	283,400	26,398,710
Chemicals 0.2%
Lyondellbasell Advanced Polymers, Inc.
6.00% (a)(e)	4,110	4,126,440
Electric Utilities 0.8%
PG&E Corp.
5.50%	154,100	17,826,288
Health Care Equipment & Supplies 0.3%
Becton Dickinson and Co.
Series B
6.00% (a)	106,750	5,631,062
Independent Power and Renewable Electricity Producers 0.7%
AES Corp. (The)
6.875%	150,600	14,457,600
Life Sciences Tools & Services 3.6%
Danaher Corp.
Series A
4.75%	30,270	66,412,380

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP MacKay Convertible Portfolio

	Shares	Value
Convertible Preferred Stocks (continued)
Life Sciences Tools & Services (continued)
Danaher Corp. (continued)
Series B
5.00% (a)	4,769	$ 8,289,333
		74,701,713
Machinery 0.9%
RBC Bearings, Inc.
Series A
5.00%	17,043	1,787,129
Stanley Black & Decker, Inc.
5.25% (a)	164,200	17,928,998
		19,716,127
Semiconductors & Semiconductor Equipment 1.2%
Broadcom, Inc.
Series A
8.00%	12,125	25,164,104
Total Convertible Preferred Stocks (Cost $178,635,072)		223,120,578
Total Convertible Securities (Cost $1,678,431,586)		1,899,430,744
Common Stocks 1.0%
Banks 0.6%
Bank of America Corp.	267,678	11,908,994
Energy Equipment & Services 0.4%
Valaris Ltd. (f)	111,802	4,024,872
Weatherford International plc (f)	157,538	4,366,953
		8,391,825
Total Common Stocks (Cost $10,218,126)		20,300,819
Short-Term Investments 9.4%
Affiliated Investment Company 4.8%
MainStay U.S. Government Liquidity Fund, 0.01% (g)(h)	98,790,203	98,790,203
	Shares	Value

Unaffiliated Investment Companies 4.6%
BlackRock Liquidity FedFund, 0.025% (h)(i)	40,000,000	$ 40,000,000
Goldman Sachs Financial Square Government Fund, 0.026% (h)(i)	10,000,000	10,000,000
Wells Fargo Government Money Market Fund, 0.10% (h)(i)	46,072,428	46,072,428
		96,072,428
Total Short-Term Investments (Cost $194,862,631)		194,862,631
Total Investments (Cost $1,940,290,884)	104.5%	2,178,062,953
Other Assets, Less Liabilities	(4.5)	(92,940,514)
Net Assets	100.0%	$ 2,085,122,439

†	Percentages indicated are based on Portfolio net assets.
‡	Less than one-tenth of a percent.

(a)	All or a portion of this security was held on loan. As of December 31, 2021, the aggregate market value of securities on loan was $114,429,026; the total market value of collateral held by the Portfolio was $118,097,425. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $22,024,997. The Portfolio received cash collateral with a value of $96,072,428. (See Note 2(G))
(b)	PIK ("Payment-in-Kind")—issuer may pay interest or dividends with additional securities and/or in cash.
(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(d)	Step coupon—Rate shown was the rate in effect as of December 31, 2021.
(e)	Security is perpetual and, thus, does not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(f)	Non-income producing security.
(g)	As of December 31, 2021, the Portfolio's ownership exceeds 5% of the outstanding shares of the Underlying Portfolio's share class.
(h)	Current yield as of December 31, 2021.
(i)	Represents a security purchased with cash collateral received for securities on loan.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments December 31, 2021† (continued)
The following is a summary of the fair valuations according to the inputs used as of December 31, 2021, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$ —	$ 63,468,759	$ —	$ 63,468,759
Total Corporate Bonds	—	63,468,759	—	63,468,759
Convertible Securities
Convertible Bonds	—	1,676,310,166	—	1,676,310,166
Convertible Preferred Stocks	218,994,138	4,126,440	—	223,120,578
Total Convertible Securities	218,994,138	1,680,436,606	—	1,899,430,744
Common Stocks	20,300,819	—	—	20,300,819
Short-Term Investments
Affiliated Investment Company	98,790,203	—	—	98,790,203
Unaffiliated Investment Companies	96,072,428	—	—	96,072,428
Total Short-Term Investments	194,862,631	—	—	194,862,631
Total Investments in Securities	$ 434,157,588	$ 1,743,905,365	$ —	$ 2,178,062,953

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP MacKay Convertible Portfolio

Statement of Assets and Liabilities as of December 31, 2021
Assets
Investment in unaffiliated securities, at value (identified cost $1,841,500,681) including securities on loan of $114,429,026	$2,079,272,750
Investment in affiliated investment companies, at value (identified cost $98,790,203)	98,790,203
Receivables:
Dividends and interest	3,855,835
Portfolio shares sold	836,255
Securities lending	111,523
Other assets	13,909
Total assets	2,182,880,475
Liabilities
Cash collateral received for securities on loan	96,072,428
Payables:
Manager (See Note 3)	935,833
Portfolio shares redeemed	435,470
NYLIFE Distributors (See Note 3)	238,849
Professional fees	45,053
Shareholder communication	19,530
Custodian	9,022
Trustees	1,851
Total liabilities	97,758,036
Net assets	$2,085,122,439
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 112,290
Additional paid-in-capital	1,607,888,333
1,608,000,623
Total distributable earnings (loss)	477,121,816
Net assets	$2,085,122,439
Initial Class
Net assets applicable to outstanding shares	$ 946,695,795
Shares of beneficial interest outstanding	50,688,876
Net asset value per share outstanding	$ 18.68
Service Class
Net assets applicable to outstanding shares	$1,129,151,149
Shares of beneficial interest outstanding	61,099,445
Net asset value per share outstanding	$ 18.48
Service 2 Class
Net assets applicable to outstanding shares	$ 9,275,495
Shares of beneficial interest outstanding	501,890
Net asset value and offering price per share outstanding	$ 18.48

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Statement of Operations for the year ended December 31, 2021
Investment Income (Loss)
Income
Interest	$ 11,685,532
Dividends-unaffiliated	8,750,328
Securities lending	509,924
Dividends-affiliated	15,836
Other	109
Total income	20,961,729
Expenses
Manager (See Note 3)	10,582,187
Distribution/Service—Service Class (See Note 3)	2,677,413
Distribution/Service—Service 2 Class (See Note 3)	22,443
Professional fees	157,400
Shareholder communication	89,057
Trustees	37,957
Custodian	36,072
Shareholder service (See Note 3)	8,977
Miscellaneous	57,708
Total expenses	13,669,214
Net investment income (loss)	7,292,515
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	248,922,270
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(98,533,563)
Net realized and unrealized gain (loss)	150,388,707
Net increase (decrease) in net assets resulting from operations	$157,681,222
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP MacKay Convertible Portfolio

Statements of Changes in Net Assets
for the years ended December 31, 2021 and December 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 7,292,515	$ 4,734,545
Net realized gain (loss)	248,922,270	113,765,608
Net change in unrealized appreciation (depreciation)	(98,533,563)	186,348,336
Net increase (decrease) in net assets resulting from operations	157,681,222	304,848,489
Distributions to shareholders:
Initial Class	(55,054,387)	(3,134,899)
Service Class	(63,916,632)	(12,798,176)
Service 2 Class	(497,943)	(113,691)
Total distributions to shareholders	(119,468,962)	(16,046,766)
Capital share transactions:
Net proceeds from sales of shares	742,122,288	347,963,493
Net asset value of shares issued to shareholders in reinvestment of distributions	119,468,962	16,046,766
Cost of shares redeemed	(176,472,885)	(252,348,769)
Increase (decrease) in net assets derived from capital share transactions	685,118,365	111,661,490
Net increase (decrease) in net assets	723,330,625	400,463,213
Net Assets
Beginning of year	1,361,791,814	961,328,601
End of year	$2,085,122,439	$1,361,791,814
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Initial Class	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 18.17	$ 13.60	$ 12.31	$ 13.29	$ 12.28
Net investment income (loss) (a)	0.10	0.10	0.13	0.17	0.18
Net realized and unrealized gain (loss)	1.56	4.74	2.56	(0.41)	1.28
Total from investment operations	1.66	4.84	2.69	(0.24)	1.46
Less distributions:
From net investment income	(0.22)	(0.11)	(0.20)	(0.23)	(0.23)
From net realized gain on investments	(0.93)	(0.16)	(1.20)	(0.51)	(0.22)
Total distributions	(1.15)	(0.27)	(1.40)	(0.74)	(0.45)
Net asset value at end of year	$ 18.68	$ 18.17	$ 13.60	$ 12.31	$ 13.29
Total investment return (b)	9.25%	36.04%	22.46%	(2.27)%	11.99%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.51%	0.70%	0.94%	1.24%	1.40%
Net expenses (c)	0.56%	0.61%	0.61%	0.61%	0.62%
Portfolio turnover rate	41%	49%	26%	43%	34%
Net assets at end of year (in 000's)	$ 946,696	$ 370,733	$ 202,104	$ 177,136	$ 227,285

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended December 31,
Service Class	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 17.99	$ 13.47	$ 12.21	$ 13.18	$ 12.18
Net investment income (loss) (a)	0.05	0.06	0.09	0.13	0.15
Net realized and unrealized gain (loss)	1.54	4.69	2.53	(0.40)	1.26
Total from investment operations	1.59	4.75	2.62	(0.27)	1.41
Less distributions:
From net investment income	(0.17)	(0.07)	(0.16)	(0.19)	(0.19)
From net realized gain on investments	(0.93)	(0.16)	(1.20)	(0.51)	(0.22)
Total distributions	(1.10)	(0.23)	(1.36)	(0.70)	(0.41)
Net asset value at end of year	$ 18.48	$ 17.99	$ 13.47	$ 12.21	$ 13.18
Total investment return (b)	8.98%	35.70%	22.15%	(2.52)%	11.72%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.25%	0.44%	0.69%	0.99%	1.15%
Net expenses (c)	0.81%	0.86%	0.86%	0.86%	0.87%
Portfolio turnover rate	41%	49%	26%	43%	34%
Net assets at end of year (in 000's)	$ 1,129,151	$ 982,863	$ 752,670	$ 592,673	$ 565,974

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay VP MacKay Convertible Portfolio

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Service Class 2	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 18.00	$ 13.47	$ 12.21	$ 13.18	$ 12.18
Net investment income (loss) (a)	0.03	0.05	0.08	0.12	0.14
Net realized and unrealized gain (loss)	1.53	4.70	2.53	(0.40)	1.26
Total from investment operations	1.56	4.75	2.61	(0.28)	1.40
Less distributions:
From net investment income	(0.15)	(0.06)	(0.15)	(0.18)	(0.18)
From net realized gain on investments	(0.93)	(0.16)	(1.20)	(0.51)	(0.22)
Total distributions	(1.08)	(0.22)	(1.35)	(0.69)	(0.40)
Net asset value at end of year	$ 18.48	$ 18.00	$ 13.47	$ 12.21	$ 13.18
Total investment return (b)	8.87%	35.57%	22.03%	(2.59)%	11.60%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.16%	0.32%	0.56%	0.88%	1.05%
Net expenses (c)	0.91%	0.96%	0.96%	0.96%	0.97%
Portfolio turnover rate	$ 41%	$ 49%	$ 26%	$ 43%	$ 34%
Net assets at end of year(in 000's)	$ 9,275	$ 8,196	$ 6,555	$ 3,016	$ 2,179

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Notes to Financial Statements
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP MacKay Convertible Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Service 2 Class shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by participating insurance companies. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio (formerly known as MainStay VP Moderate Growth Allocation Portfolio) and MainStay VP Equity Allocation Portfolio (formerly known as MainStay VP Growth Allocation Portfolio), which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	October 1, 1996
Service Class	June 5, 2003
Service 2 Class	April 26, 2016
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, each of Service Class and Service 2 Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to such Class's shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class and Service 2 Class shares.
The Portfolio's investment objective is to seek capital appreciation together with current income.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
The Board of Trustees of the Fund (the "Board") adopted procedures establishing methodologies for the valuation of the Portfolio's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the

22	MainStay VP MacKay Convertible Portfolio

asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2021, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The
Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio's valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of December 31, 2021, were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Certain convertible preferred stocks may be valued utilizing evaluated prices based on market inputs obtained from the pricing vendor and are generally categorized as Level 2 in the hierarchy. Securities that were fair valued in such a manner as of December 31, 2021, are shown in the Portfolio of Investments.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible
23

Notes to Financial Statements (continued)
and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method. Premium associated with the conversion feature on a convertible bond is not amortized.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans and shareholder service plans, further discussed in Note 3(B), which are charged directly to the Service Class and Service 2 Class shares, as applicable) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

24	MainStay VP MacKay Convertible Portfolio

Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of December 31, 2021, are shown in the Portfolio of Investments.
Prior to February 22, 2021, these services were provided by State Street Bank and Trust Company (“State Street”).
(H) Debt and Convertible Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.
Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments.
(I) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. During a portion of the year ended December 31, 2021, the Portfolio reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million to $1 billion; 0.50% from $1 billion to $2 billion; and 0.49% in excess of $2 billion. During the year ended December 31, 2021, the effective management fee rate was 0.54%.
During the year ended December 31, 2021, New York Life Investments earned fees from the Portfolio in the amount of $10,582,187 and paid the Subadvisor fees of $5,292,768.
25

Notes to Financial Statements (continued)
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Prior to February 22, 2021, these services were provided by State Street.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution, Service and Shareholder Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class and Service 2 Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class and Service 2 Class shares of the Portfolio.
The Board has adopted a shareholder services plan (the “Service Plan”) with respect to the Service 2 Class shares of the Portfolio. Under the terms of the Services Plan, the Portfolio is authorized to pay to New York Life Investments, its affiliates or independent third-party service providers, as compensation for services rendered to shareholders of the Service 2 Class shares, in connection with the administration of plans or programs that use Portfolio shares as their funding medium a shareholder servicing fee at the rate of 0.10% on an annualized basis of the average daily net assets of the Service 2 Class shares.
(C) Transfer and Dividend Disbursing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, serves as the transfer agent and dividend disbursing agent for Service Class and Service 2 Class shares of the Portfolio. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc.(“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended December 31, 2021, all associated fees were paid by the Manager.

(D) Investments in Affiliates (in 000’s).  During the year ended December 31, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 163,347	$ 823,275	$ (887,832)	$ —	$ —	$ 98,790	$ 16	$ —	98,790

Note 4-Federal Income Tax
As of December 31, 2021, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,944,242,530	$299,015,043	$(65,194,620)	$233,820,423
As of December 31, 2021, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$68,670,806	$174,993,758	$(363,171)	$233,820,423	$477,121,816
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to cumulative convertible bond adjustment, wash sale adjustments, and contingent payment debt instruments (“CPDI”). The other temporary differences are primarily due to interest accruals on defaulted securities.
During the years ended December 31, 2021 and December 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2021	2020
Distributions paid from:
Ordinary Income	$ 38,710,804	$ 5,745,857
Long-Term Capital Gains	80,758,158	10,300,909
Total	$119,468,962	$16,046,766

26	MainStay VP MacKay Convertible Portfolio

Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Prior to February 22, 2021, these services were provided by State Street. The services provided by State Street were a direct expense of the Portfolio and are included in the Statement of Operations as Custodian fees which totaled $3,989 for the period January 1, 2021 through February 21, 2021.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate ("LIBOR"), whichever is higher. The Credit Agreement expires on July 26, 2022, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2021, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2021, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended December 31, 2021, purchases and sales of securities, other than short-term securities, were $1,360,716 and $728,685, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended December 31, 2021 and December 31, 2020, were as follows:
Initial Class	Shares	Amount
Year ended December 31, 2021:
Shares sold	28,905,024	$ 539,730,987
Shares issued to shareholders in reinvestment of distributions	2,990,672	55,054,387
Shares redeemed	(1,606,291)	(30,266,824)
Net increase (decrease)	30,289,405	$ 564,518,550
Year ended December 31, 2020:
Shares sold	10,584,369	$ 189,502,221
Shares issued to shareholders in reinvestment of distributions	209,351	3,134,899
Shares redeemed	(5,252,451)	(69,916,218)
Net increase (decrease)	5,541,269	$ 122,720,902

Service Class	Shares	Amount
Year ended December 31, 2021:
Shares sold	10,612,726	$ 197,997,196
Shares issued to shareholders in reinvestment of distributions	3,510,792	63,916,632
Shares redeemed	(7,643,368)	(142,139,912)
Net increase (decrease)	6,480,150	$ 119,773,916
Year ended December 31, 2020:
Shares sold	10,432,501	$ 151,830,845
Shares issued to shareholders in reinvestment of distributions	853,201	12,798,176
Shares redeemed	(12,539,552)	(175,639,923)
Net increase (decrease)	(1,253,850)	$ (11,010,902)

Service 2 Class	Shares	Amount
Year ended December 31, 2021:
Shares sold	235,940	$ 4,394,105
Shares issued to shareholders in reinvestment of distributions	27,351	497,943
Shares redeemed	(216,834)	(4,066,149)
Net increase (decrease)	46,457	$ 825,899
Year ended December 31, 2020:
Shares sold	456,713	$ 6,630,427
Shares issued to shareholders in reinvestment of distributions	7,438	113,691
Shares redeemed	(495,342)	(6,792,628)
Net increase (decrease)	(31,191)	$ (48,510)
27

Notes to Financial Statements (continued)
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2021, events and transactions subsequent to December 31, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
28	MainStay VP MacKay Convertible Portfolio

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MainStay VP Funds Trust and Shareholders of
MainStay VP MacKay Convertible Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP MacKay Convertible Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and transfer agents. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
February 24, 2022
We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.
29

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay VP MacKay Convertible Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Portfolio (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 8–9, 2021 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2021 through December 2021, including information and materials furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Portfolio and investment-related matters for the Portfolio as well as presentations from New York Life Investments and MacKay personnel. In addition, the Board took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2021 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by the applicable share classes of the Portfolio, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and MacKay; (ii) the qualifications of the portfolio manager of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay with respect to their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life

30	MainStay VP MacKay Convertible Portfolio

Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to investors and that the Portfolio’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 8–9, 2021 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Portfolio’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Portfolio.
The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Portfolio. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that MacKay provides to the Portfolio and considered the terms of each of the Advisory Agreements. The Board evaluated MacKay’s experience and performance in serving as subadvisor to the Portfolio and advising other portfolios and MacKay’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay and New York Life Investments’ and MacKay’s overall resources, legal and compliance environment, capabilities, reputation and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and MacKay and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board reviewed MacKay’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the qualifications and experience of the Portfolio’s portfolio manager, the number of accounts managed by the portfolio manager and the method for compensating the portfolio manager.
In addition, the Board considered information provided by New York Life Investments and MacKay regarding the operations of their respective business continuity plans in response to the ongoing COVID-19 pandemic, including the remote working environment.
Based on these considerations, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio’s benchmark, the Portfolio’s
31

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Portfolio as compared to peer funds.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance attributable to MacKay as well as discussions between the Portfolio’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed to take, to seek to enhance Portfolio investment performance and the results of those actions.
Based on these considerations, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Portfolio. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates , including MacKay, the Board considered, among other factors, New York Life Investments’ and its affiliates’ continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio. The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay in exchange for commissions paid by the Portfolio with respect to trades in the Portfolio’s portfolio securities. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.
The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the

32	MainStay VP MacKay Convertible Portfolio

Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Portfolio were not excessive.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and those of the similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints and voluntary waivers on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.
Additionally, the Board noted that NYLIM Service Company LLC, an affiliate of New York Life Investments, serves as the transfer agent and dividend disbursing agent for the Service Class and Service 2 Class Shares of the Portfolio but that the Service Class and Service 2 Class Shares do not incur any fees for these services.
Based on the factors outlined above, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Portfolio’s expense structure permits economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.
33

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
34	MainStay VP MacKay Convertible Portfolio

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Portfolio are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolio. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a
Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Nolan reached the age of 75 during the calendar year 2021. Accordingly, Mr. Nolan retired at the end of calendar year 2021, at which time, Ms. Hammond became a Trustee of the Portfolio. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Yie-Hsin Hung* 1962	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010	78	MainStay Funds: Trustee since 2017 (12 Funds);
MainStay Funds Trust: Trustee since 2017 (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2017;
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee
since March 2021; and
Turtle Beach Corporation: Director since April 2021
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
35

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021;VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Committee since 2018
Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007***	President, Strategic Management Advisors LLC since 1990	78	MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 Funds); MainStay Funds Trust: Chairman since 2017 and Trustee since 1990 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay Funds: Trustee since 2006 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Richard H. Nolan, Jr.**** 1946	MainStay VP Funds Trust: Trustee since 2006***	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay Funds: Trustee since 2007 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Independent Trustees
36	MainStay VP MacKay Convertible Portfolio

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (12 Funds);
MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Trustee since 2018, Chair of the Special Committee since 2019; and
Rhode Island School of Design: Trustee and Chair of the Finance Committee since 2015

Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC since 2018; President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds); MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Allstate Corporation: Director since 2015;
Partners in Health:Trustee since 2019 and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay Funds: Trustee since 1994 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund; Trustee since June 2021
**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
****	Pursuant to the Board's retirement policy, Mr. Nolan retired from the Board effective December 31, 2021.
Independent Trustees
37

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay VP Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since January 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust since 2017** and MainStay CBRE Global Infrastructure Megatrends Fund since 2021; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust since 2007**	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds Trust since 2009, MainStay Funds since 2007 and MainStay CBRE Global Infrastructure Megatrends Fund since 2021; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay VP Funds Trust since 2021, and 2014 to 2020	Vice President and Chief Compliance Officer, New York Life Investments Alternatives LLC and New York Life Investment Management Holdings LLC (since 2020); Vice President (since 2018) and Chief Compliance Officer (since 2016), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, IndexIQ Advisors LLC, IndexIQ Holdings Inc., IndexIQ LLC and IndexIQ Trust (since 2017); Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay Funds, MainStay Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2021 and 2014 to 2020); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust since 2010**	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds and MainStay Funds Trust since 2010 and MainStay CBRE Global Infrastructure Megatrends Fund since 2021
Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust since 2005**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds Trust since 2009 and MainStay Funds since 2005 and MainStay CBRE Global Infrastructure Megatrends Fund since 2021
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
38	MainStay VP MacKay Convertible Portfolio

MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP MacKay S&P 500 Index Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP T. Rowe Price Equity Income Portfolio1
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Brown Advisory LLC
Baltimore, Maryland
Candriam Belgium S.A.*
Brussels, Belgium
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Capital Management LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
T. Rowe Price Associates, Inc.
Baltimore, Maryland
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
Effective on or about May 1, 2022, the MainStay VP T. Rowe Price Equity Income Portfolio will be renamed the MainStay VP American Century Sustainable Equity Portfolio.
Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC
Not part of the Annual Report

2021 Annual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2022 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
1801637	MSVPC11-02/22
(NYLIAC) NI512

MainStay VP Wellington Growth Portfolio
(formerly known as MainStay VP MacKay Growth Portfolio)

Message from the President and Annual Report
December 31, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
The COVID-19 pandemic and inflation drove market performance during the 12-month reporting period ended December 31, 2021. Against all expectations, the pandemic remained a persistent force worldwide, with widespread outbreaks of highly transmissible variants disrupting life in many locations despite the widespread availability of effective vaccines. Supported by government stimulus and accommodative monetary policies, most global economies expanded, exceeding pre-pandemic levels. However, the pandemic continued to claim lives, and the recovery proved uneven, with some industries struggling in the face of labor shortages, supply-chain bottlenecks and sharply rising commodity prices.
Spurred by economic growth and rising inflationary pressures, positive investor sentiment buoyed stock markets while bond markets lagged. In the United States, the S&P 500® Index, a widely regarded benchmark of market performance, produced strong gains led by energy and real estate, followed by information technology and financials. Materials and consumer staples lagged the Index by a small margin, while health care and industrials trailed further behind. The traditionally defensive utilities and consumer staples sectors underperformed by a greater margin, with both sectors challenged by rising commodity prices, with communication services as the only sector to generate negative returns. Small- and mid-cap stocks, which outperformed for much of the reporting period, lost ground to large-cap stocks in the closing months of 2021 as risk appetites diminished and trailed for the year as a whole. Similarly, value stocks outperformed growth-oriented shares during the first half of the year, then fell behind in November and December. In developed international equity markets, the U.K. and Eurozone led Asia, while, overall, the international market lagged its U.S. counterpart, particularly during the second half of the reporting period. Emerging market equities suffered broad losses, though returns varied widely from country to country with some, such as India, producing solidly positive returns while others, most notably China, experiencing punishing declines.
U.S. and international bond markets produced mixed performance, buffeted by rising interest rates while supported by accommodative monetary policies and strong corporate financial results. Expectations for a quick economic recovery in early 2021 drove rising yields and a steep selloff in traditional safe havens, such as government bonds. A partial recovery in the summer of 2021 was followed by another dip in the fall, prompted by signals from central banks of their intention to soon withdraw monetary accommodation as a first step toward raising rates in an effort to combat rising inflation. Increasingly hawkish rhetoric from the U.S. Federal Reserve in November and December further pressured the fixed-income asset class. Corporate bonds fared relatively well given the positive corporate earnings environment and historically low default rates, with lower-rated issues significantly outperforming investment-grade credits. Emerging market corporate bonds came under pressure late in the reporting period due to slowing Chinese economic growth associated with a government regulatory crackdown and heightened concerns regarding a debt crisis in the Chinese real estate sector.
Today, the pandemic remains deeply felt in the economy and our personal lives. Yet, at the same time, post-pandemic trends are beginning to play an increasing role in the financial markets. As a MainStay VP investor, you can rely on us to manage our portfolios with a careful eye on the ever-changing investment landscape and provide you with disciplined investment tools to help you reach your financial goals. Thank you for your continued trust, which we strive to earn every day.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information, which includes information about MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

MainStay VP Wellington Growth Portfolio
Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended December 31, 2021
Class	Inception Date[1,2,3]	One Year	Five Years	Ten Years	Gross Expense Ratio[4]
Initial Class Shares	1/29/1993	19.75%	20.80%	15.24%	0.73%
Service Class Shares	6/5/2003	19.45	20.50	14.96	0.98

1.	Effective January 11, 2013 and July 29, 2016, the Portfolio modified its principal investment strategies in connection with changes in the Portfolio’s Subadvisor. The past performance in the graph and table reflect the Subadvisors and strategies in place during their respective time periods.
2.	Effective January 1, 2018 due to an organizational restructuring, all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC, a former subadvisor. The past performance in the graph and table prior to that date reflects the Portfolio’s prior subadvisor and principal investment strategies.
3.	Effective May 1, 2021, the Portfolio replaced its subadvisor and modified its principal investment strategies. The past performance in the graph and table prior to that date reflects the Portfolio's prior subadvisor and principal investment strategies.
4.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	One Year	Five Years	Ten Years
Russell 1000® Growth Index[1]	27.60%	25.32%	19.79%
Morningstar Large Growth Category Average[2]	20.49	21.76	17.12

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
1.	The Russell 1000® Growth Index is the Portfolio's primary benchmark. The Russell 1000® Growth Index is a broad-based benchmark that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The Morningstar Large Growth Category Average is representative of funds that invest primarily in big U.S. companies that are projected to grow faster than other large-cap stocks. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. Growth is defined based on fast growth and high valuations. Most of these funds focus on companies in rapidly expanding industries. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP Wellington Growth Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2021 to December 31, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2021 to December 31, 2021. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended
December 31, 2021. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 7/1/21	Ending Account Value (Based on Actual Returns and Expenses) 12/31/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,053.30	$3.73	$1,021.58	$3.67	0.72%
Service Class Shares	$1,000.00	$1,052.00	$5.02	$1,020.32	$4.94	0.97%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP Wellington Growth Portfolio

Industry Composition as of December 31, 2021 (Unaudited)
Software	23.9%
Interactive Media & Services	12.8
IT Services	11.9
Technology Hardware, Storage & Peripherals	8.6
Semiconductors & Semiconductor Equipment	8.4
Internet & Direct Marketing Retail	4.6
Capital Markets	3.8
Health Care Equipment & Supplies	3.6
Professional Services	2.7
Beverages	2.3
Hotels, Restaurants & Leisure	2.0
Health Care Providers & Services	1.9
Life Sciences Tools & Services	1.7
Automobiles	1.5
Commercial Services & Supplies	1.4
Textiles, Apparel & Luxury Goods	1.2
Aerospace & Defense	1.1%
Pharmaceuticals	0.9
Biotechnology	0.9
Insurance	0.8
Entertainment	0.7
Road & Rail	0.7
Consumer Finance	0.5
Equity Real Estate Investment Trusts	0.5
Electronic Equipment, Instruments & Components	0.4
Specialty Retail	0.3
Machinery	0.2
Media	0.1
Short–Term Investments	0.9
Other Assets, Less Liabilities	–0.3
100.0%
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of December 31, 2021 (excluding short-term investments) (Unaudited)
1.	Microsoft Corp.
2.	Apple, Inc.
3.	Alphabet, Inc., Class C
4.	Amazon.com, Inc.
5.	Mastercard, Inc., Class A
6.	Meta Platforms, Inc., Class A
7.	Advanced Micro Devices, Inc.
8.	NVIDIA Corp.
9.	salesforce.com, Inc.
10.	Adobe, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Migene Kim, CFA, and Mona Patni of MacKay Shields LLC (“MacKay Shields”), the Portfolio’s former Subadvisor and Andrew J. Shilling, CFA, of Wellington Management Company LLP (“Wellington”), the Portfolio’s current Subadvisor .
How did MainStay VP Wellington Growth Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2021?
For the 12 months ended December 31, 2021, MainStay VP Wellington Growth Portfolio returned 19.75% for Initial Class shares and 19.45% for Service Class shares. Over the same period, both share classes underperformed the 27.60% return of the Russell 1000® Growth Index (“the Index”), which is the Portfolio’s benchmark, and the 20.49% return of the Morningstar Large Growth Category Average.1
Were there any changes to the Portfolio during the reporting period?
At meetings held on January 21, January 25 and February 3, 2021, the Board of Trustees of MainStay VP Funds Trust considered and approved, among other related proposals: (i) appointing Wellington Management Company LLP as the Portfolio’s subadvisor, and the related subadvisory agreement; (ii) changing the Portfolio’s name; and (iii) modifying the Portfolio’s principal investment strategies and investment process. These changes became effective on May 1, 2021. For more information on these and other changes refer to the supplement dated February 5, 2021.
In the process of implementing the new principal investment strategies and investment process, the Portfolio may have experienced a high level of portfolio turnover. Also during this transition period, the Portfolio may not have been pursuing its investment objective or may not have been managed consistent with its investment strategies as stated in the Prospectus. This may have impacted the Portfolio’s performance.
What factors affected the Portfolio’s relative performance during the reporting period?
MacKay Shields
During the time MacKay Shields managed the Portfolio, the Portfolio outperformed the Index, helped by strong stock selection, most notably among consumer discretionary and health care issues. Sector allocation effect also made a positive contribution to relative returns due to the Portfolio’s underweight exposure to consumer staples and overweight exposure to communication services. (Contributions take weightings and total returns into account.) In terms of stock-selection model efficacy, the combination of signals used by the Portfolio’s quantitative stock selection model was rewarded primarily by valuation measures.
Wellington
During the time Wellington managed the Portfolio, the Portfolio underperformed the Index primarily due to security selection, with many of the most notable detractors coming from the information technology and consumer discretionary sectors. The weakness in information technology came, in large part, from overweight exposure to the payment industry. Payment company stocks experienced broad weakness related to the impact of the pandemic on travel and consumer spending. In addition, a record number of new initial public offerings in the fintech space created the perception of emerging competitive threats to the legacy payment companies we tended to favor. The Portfolio maintained significantly overweight exposure to payment company stocks, which we regard as high-quality businesses characterized by extremely attractive valuations and positive growth within the industry. The Portfolio’s underperformance in the consumer discretionary sector was largely driven by underweight exposure to electric vehicle maker Tesla. While we appreciate the incredible progress the company has made over the past couple of years, we struggle with the stock’s valuation, even over a long-term horizon.
Sector allocation, a result of our bottom-up stock selection, did not have a meaningful impact on relative performance during the time Wellington managed the Portfolio.
Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?
MacKay Shields
During the time MacKay Shields managed the Portfolio, the strongest positive contributors to the Portfolio’s performance relative to the Index were the health care, consumer discretionary and information technology sectors. During the same period, the most significant detractors from relative performance were the real estate, communication services and energy sectors.
Wellington
During the time Wellington managed the Portfolio, security selection in the industrials and utilities sectors made modestly positive contributions to performance relative to the Index. The sectors that detracted most significantly from relative performance were information technology, consumer discretionary and consumer staples. From a sector allocation perspective, the Portfolio’s overweight allocation to communication services weighed on results. This negative allocation effect was partially offset by the Portfolio’s overweight exposure to information technology and underweight exposure to consumer discretionary.
During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?
MacKay Shields
The stocks providing the strongest positive contributions to the

1.	See page 5 for more information on benchmark and peer group returns.
8	MainStay VP Wellington Growth Portfolio

Portfolio’s absolute performance during the time MacKay Shields managed the Portfolio included shares in systems software company Microsoft and interactive media & services provider Alphabet. During the same period, the most significant detractors from absolute returns were wireless technology company Qualcomm, interactive home entertainment developer Take-Two Interactive Software, and athletic footwear & apparel firm Nike.
Wellington
The strongest positive contributors to absolute performance during the time Wellington managed the Portfolio were holdings in enterprise software company Microsoft, consumer electronics maker Apple, and semiconductor chip manufacturer Advanced Micro Devices. Shares of Microsoft rose when technology stocks rebounded following weakness in May 2021, when hawkish comments from the U.S. Federal Reserve prompted a market rotation away from cyclically sensitive value stocks and into growth stocks. Apple shares advanced after the company was granted a stay from a U.S. appeals court which prevented the company from being forced to allow payments outside of the company's app store, a change ordered by a federal judge as part of the company's antitrust battle with Epic Games. Additionally, Apple announced that it was accelerating plans to build a self-driving car and could unveil its debut model as early as 2025. Advanced Micro Devices stock gained ground after the company reported strong quarterly results and noted that it continues to see share gains in servers and personal computers. Interestingly, the company does not appear to have experienced the headwinds cited by key competitors. Instead, management described strong visibility for future market share gains in the server market.
The most significant detractors from absolute performance during the time Wellington managed the Portfolio were financial technology company Global Payments, online payment system company PayPal and payment processing provider Fidelity National Information Services (FIS). Shares of Global Payments lost ground despite posting strong quarterly earnings that beat consensus estimates. Rather than reward this positive news, market participants appeared more focused on increasing competition in the space, while also reacting skeptically to two acquisitions announced by the company. Shares of PayPal declined after the company reduced its revenue guidance based on global supply chain shortages. Investors started turning bearish on the stock in October 2021, when PayPal was in late-stage talks to acquire Pinterest, although the mobile payments leader later backed away from the deal. Shares of FIS fell during the reporting period after the company lowered profit projections for the year.
Did the Portfolio make any significant purchases or sales during the reporting period?
MacKay Shields
The Portfolio’s largest initial purchase during the time MacKay
Shields managed the Portfolio was in auto parts and equipment retailer O'Reilly Automotive, while the largest increase in position size was in Microsoft (described above). The Portfolio's largest full sale was in information technology services provider DXC Technology, while its most significantly reduced position size was in social media platform Facebook.
Wellington
During the time Wellington managed the Portfolio, electric vehicle maker Tesla, mentioned earlier, was a notable addition to the portfolio. The Portfolio has historically not owned Tesla, a large benchmark constituent, for a variety of reasons, including operational and financing challenges in 2020 and an extended valuation over the past year based on incredible performance. However, we are incrementally more positive on the company given the recent infrastructure bill which should provide a positive boost for electric vehicle adoption. Additionally, we acknowledge that we previously underappreciated the significant lead Tesla has on legacy original equipment manufacturers and think they will retain this lead for some time. While we remain mindful of valuation, we made the decision to reduce the size of the Portfolio’s underweight position.
By contrast, two notable eliminations included off-price apparel and home fashions retailer The TJX Companies and online sports betting company DraftKings. In our opinion, shares in The TJX Companies no longer offered compelling risk-adjusted upside due to supply side constraints, which caused inventory tightness and put pressure on margins. In the case of DraftKings, we grew incrementally concerned around news of a proposed acquisition by the company, later cancelled, which raised doubts for us regarding its strategic vision.
How did the Portfolio’s sector weightings change during the reporting period?
MacKay Shields
During the time MacKay Shields managed the Portfolio, the largest increases in sector exposures relative to the Index were in the health care and financials sectors. Conversely, the Portfolio's largest reductions in relative sector exposures were in the information technology and communication services sectors.
Wellington
During the time Wellington managed the Portfolio, the most notable increases in absolute sector exposures were in health care and information technology, both of which represented overweight positions relative to the Index at the end of the reporting period. Notable reductions in the Portfolio’s absolute sector exposures included consumer discretionary and industrials. Industrials remained slightly overweight at the end of the reporting period, while consumer discretionary represented the Portfolio’s largest underweight.
9

How was the Portfolio positioned at the end of the reporting period?
As of December 31, 2021, the Portfolio held its most overweight exposures to information technology (particularly payments and software) and financials (particularly capital markets and insurance). As of the same date, the Portfolio’s most significantly underweight positions were in the consumer discretionary and consumer staples sectors.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
10	MainStay VP Wellington Growth Portfolio

Portfolio of Investments December 31, 2021†
	Shares	Value
Common Stocks 99.4%
Aerospace & Defense 1.1%
Airbus SE, ADR (a)	119,410	$ 3,810,373
Northrop Grumman Corp.	12,654	4,897,984
		8,708,357
Automobiles 1.5%
Rivian Automotive, Inc., Class A (a)(b)	31,186	3,233,676
Tesla, Inc. (a)	7,961	8,413,026
		11,646,702
Beverages 2.3%
Constellation Brands, Inc., Class A	56,467	14,171,523
Monster Beverage Corp. (a)	39,334	3,777,637
		17,949,160
Biotechnology 0.9%
Seagen, Inc. (a)	43,770	6,766,842
Capital Markets 3.8%
Blackstone, Inc.	58,974	7,630,646
Coinbase Global, Inc., Class A (a)	18,665	4,710,486
MarketAxess Holdings, Inc.	17,303	7,116,204
S&P Global, Inc.	20,145	9,507,030
		28,964,366
Commercial Services & Supplies 1.4%
Copart, Inc. (a)	70,790	10,733,180
Consumer Finance 0.5%
American Express Co.	22,609	3,698,832
Electronic Equipment, Instruments & Components 0.4%
CDW Corp.	16,362	3,350,610
Entertainment 0.7%
ROBLOX Corp., Class A (a)	27,465	2,833,290
Walt Disney Co. (The) (a)	18,461	2,859,424
		5,692,714
Equity Real Estate Investment Trusts 0.5%
Equinix, Inc.	4,018	3,398,585
Health Care Equipment & Supplies 3.6%
ABIOMED, Inc. (a)	28,477	10,228,084
Align Technology, Inc. (a)	12,589	8,273,239
Boston Scientific Corp. (a)	221,918	9,427,077
		27,928,400
	Shares	Value

Health Care Providers & Services 1.9%
UnitedHealth Group, Inc.	29,278	$ 14,701,655
Hotels, Restaurants & Leisure 2.0%
Airbnb, Inc., Class A (a)	67,588	11,252,726
Hilton Worldwide Holdings, Inc. (a)	27,735	4,326,383
		15,579,109
Insurance 0.8%
Marsh & McLennan Cos., Inc.	36,085	6,272,295
Interactive Media & Services 12.8%
Alphabet, Inc., Class C (a)	18,103	52,382,660
Match Group, Inc. (a)	40,864	5,404,264
Meta Platforms, Inc., Class A (a)	66,723	22,442,281
Snap, Inc., Class A (a)	120,646	5,673,981
ZoomInfo Technologies, Inc., Class A (a)	199,871	12,831,718
		98,734,904
Internet & Direct Marketing Retail 4.6%
Amazon.com, Inc. (a)	10,699	35,674,104
IT Services 11.9%
Affirm Holdings, Inc. (a)	23,368	2,349,886
Block, Inc., Class A (a)	41,773	6,746,758
Fidelity National Information Services, Inc.	109,647	11,967,970
FleetCor Technologies, Inc. (a)	46,024	10,302,012
Global Payments, Inc.	87,445	11,820,815
Mastercard, Inc., Class A	70,819	25,446,683
PayPal Holdings, Inc. (a)	38,472	7,255,050
Shopify, Inc., Class A (a)	3,490	4,807,091
Snowflake, Inc., Class A (a)	19,216	6,509,420
Visa, Inc., Class A	22,162	4,802,727
		92,008,412
Life Sciences Tools & Services 1.7%
Illumina, Inc. (a)	23,317	8,870,719
Mettler-Toledo International, Inc. (a)	2,432	4,127,615
		12,998,334
Machinery 0.2%
IDEX Corp.	7,715	1,823,209
Media 0.1%
Interpublic Group of Cos., Inc. (The)	7,626	285,594
Pharmaceuticals 0.9%
Zoetis, Inc.	28,309	6,908,245

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments December 31, 2021† (continued)
	Shares	Value
Common Stocks (continued)
Professional Services 2.7%
IHS Markit Ltd.	47,867	$ 6,362,481
Legalzoom.com, Inc. (a)(b)	10,553	169,587
TransUnion	120,960	14,343,437
		20,875,505
Road & Rail 0.7%
Uber Technologies, Inc. (a)	135,555	5,683,821
Semiconductors & Semiconductor Equipment 8.4%
Advanced Micro Devices, Inc. (a)	150,096	21,598,814
Marvell Technology, Inc.	106,492	9,316,985
Microchip Technology, Inc.	136,346	11,870,283
Monolithic Power Systems, Inc.	5,800	2,861,314
NVIDIA Corp.	65,778	19,345,968
		64,993,364
Software 23.9%
Adobe, Inc. (a)	27,625	15,665,032
Autodesk, Inc. (a)	39,089	10,991,436
Avalara, Inc. (a)	56,808	7,334,481
Ceridian HCM Holding, Inc. (a)	68,298	7,134,409
DocuSign, Inc. (a)	13,938	2,122,897
HashiCorp, Inc., Class A (a)	4,617	420,332
Intuit, Inc.	15,192	9,771,798
Microsoft Corp.	214,588	72,170,235
nCino, Inc. (a)	94,712	5,195,900
Qualtrics International, Inc., Class A (a)	10,623	376,054
RingCentral, Inc., Class A (a)	30,161	5,650,663
salesforce.com, Inc. (a)	63,758	16,202,820
SentinelOne, Inc., Class A (a)	28,422	1,435,027
ServiceNow, Inc. (a)	19,060	12,372,037
UiPath, Inc., Class A (a)(b)	169,459	7,308,767
Workday, Inc., Class A (a)	39,420	10,768,756
		184,920,644
Specialty Retail 0.3%
Burlington Stores, Inc. (a)	7,980	2,326,250
Technology Hardware, Storage & Peripherals 8.6%
Apple, Inc.	375,191	66,622,666
	Shares	Value

Textiles, Apparel & Luxury Goods 1.2%
Lululemon Athletica, Inc. (a)	23,693	$ 9,274,625
Total Common Stocks (Cost $619,293,737)		768,520,484
Short-Term Investments 0.9%
Affiliated Investment Company 0.8%
MainStay U.S. Government Liquidity Fund, 0.01% (c)	6,653,783	6,653,783
Unaffiliated Investment Companies 0.1%
BlackRock Liquidity FedFund, 0.025% (c)(d)	100,000	100,000
Wells Fargo Government Money Market Fund, 0.10% (c)(d)	457,905	457,905
Total Unaffiliated Investment Companies (Cost $557,905)		557,905
Total Short-Term Investments (Cost $7,211,688)		7,211,688
Total Investments (Cost $626,505,425)	100.3%	775,732,172
Other Assets, Less Liabilities	(0.3)	(2,227,592)
Net Assets	100.0%	$ 773,504,580

†	Percentages indicated are based on Portfolio net assets.
(a)	Non-income producing security.
(b)	All or a portion of this security was held on loan. As of December 31, 2021, the aggregate market value of securities on loan was $4,262,229; the total market value of collateral held by the Portfolio was $4,386,419. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $3,828,514. The Portfolio received cash collateral with a value of $557,905. (See Note 2(G))
(c)	Current yield as of December 31, 2021.
(d)	Represents a security purchased with cash collateral received for securities on loan.

Abbreviation(s):
ADR—American Depositary Receipt

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Wellington Growth Portfolio

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 768,520,484	$ —	$ —	$ 768,520,484
Short-Term Investments
Affiliated Investment Company	6,653,783	—	—	6,653,783
Unaffiliated Investment Companies	557,905	—	—	557,905
Total Short-Term Investments	7,211,688	—	—	7,211,688
Total Investments in Securities	$ 775,732,172	$ —	$ —	$ 775,732,172

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statement of Assets and Liabilities as of December 31, 2021
Assets
Investment in unaffiliated securities, at value (identified cost $619,851,642) including securities on loan of $4,262,229	$769,078,389
Investment in affiliated investment companies, at value (identified cost $6,653,783)	6,653,783
Due from custodian	25,812
Receivables:
Dividends	11,383
Portfolio shares sold	1,121
Securities lending	1,051
Other assets	3,066
Total assets	775,774,605
Liabilities
Cash collateral received for securities on loan	557,905
Payables:
Investment securities purchased	885,999
Manager (See Note 3)	441,677
Portfolio shares redeemed	286,616
Shareholder communication	35,243
Professional fees	32,299
NYLIFE Distributors (See Note 3)	12,047
Custodian	7,078
Trustees	420
Accrued expenses	10,741
Total liabilities	2,270,025
Net assets	$773,504,580
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 19,320
Additional paid-in-capital	441,191,656
441,210,976
Total distributable earnings (loss)	332,293,604
Net assets	$773,504,580
Initial Class
Net assets applicable to outstanding shares	$716,521,373
Shares of beneficial interest outstanding	17,873,386
Net asset value per share outstanding	$ 40.09
Service Class
Net assets applicable to outstanding shares	$ 56,983,207
Shares of beneficial interest outstanding	1,446,785
Net asset value per share outstanding	$ 39.39

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Wellington Growth Portfolio

Statement of Operations for the year ended December 31, 2021
Investment Income (Loss)
Income
Dividends-unaffiliated	$ 3,077,699
Securities lending	13,481
Dividends-affiliated	434
Total income	3,091,614
Expenses
Manager (See Note 3)	4,837,404
Distribution/Service—Service Class (See Note 3)	145,322
Professional fees	121,699
Shareholder communication	101,538
Custodian	25,872
Trustees	14,105
Miscellaneous	35,101
Total expenses before waiver/reimbursement	5,281,041
Expense waiver/reimbursement from Manager (See Note 3)	(48,499)
Net expenses	5,232,542
Net investment income (loss)	(2,140,928)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments(a)	187,628,438
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(60,913,826)
Net realized and unrealized gain (loss)	126,714,612
Net increase (decrease) in net assets resulting from operations	$124,573,684

(a)	Includes transition cost of $16,469.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statements of Changes in Net Assets
for the years ended December 31, 2021 and December 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ (2,140,928)	$ 2,215,651
Net realized gain (loss)	187,628,438	103,480,396
Net change in unrealized appreciation (depreciation)	(60,913,826)	78,489,040
Net increase (decrease) in net assets resulting from operations	124,573,684	184,185,087
Distributions to shareholders:
Initial Class	(97,692,566)	(59,754,524)
Service Class	(8,338,204)	(5,072,008)
Total distributions to shareholders	(106,030,770)	(64,826,532)
Capital share transactions:
Net proceeds from sales of shares	81,855,689	8,061,237
Net asset value of shares issued to shareholders in reinvestment of distributions	106,030,770	64,826,532
Cost of shares redeemed	(81,116,553)	(252,257,221)
Increase (decrease) in net assets derived from capital share transactions	106,769,906	(179,369,452)
Net increase (decrease) in net assets	125,312,820	(60,010,897)
Net Assets
Beginning of year	648,191,760	708,202,657
End of year	$ 773,504,580	$ 648,191,760
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP Wellington Growth Portfolio

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Initial Class	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 39.15	$ 32.64	$ 27.74	$ 30.87	$ 23.90
Net investment income (loss) (a)	(0.12)	0.12	0.18	0.19	0.19
Net realized and unrealized gain (loss)	7.70	10.08	7.77	(1.10)	7.05
Total from investment operations	7.58	10.20	7.95	(0.91)	7.24
Less distributions:
From net investment income	(0.15)	(0.21)	(0.19)	(0.21)	(0.07)
From net realized gain on investments	(6.49)	(3.48)	(2.86)	(2.01)	(0.20)
Total distributions	(6.64)	(3.69)	(3.05)	(2.22)	(0.27)
Net asset value at end of year	$ 40.09	$ 39.15	$ 32.64	$ 27.74	$ 30.87
Total investment return (b)	19.75%	32.30%	30.01%	(4.24)%	30.41%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.28)%	0.35%	0.56%	0.60%	0.71%
Net expenses (c)	0.72%	0.73%	0.72%	0.73%	0.74%
Expenses (before waiver/reimbursement) (c)	0.73%	0.73%	0.72%	0.73%	0.74%
Portfolio turnover rate	48%	144%	156%	127%	141%
Net assets at end of year (in 000's)	$ 716,521	$ 590,841	$ 652,081	$ 461,537	$ 525,483

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended December 31,
Service Class	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 38.57	$ 32.19	$ 27.38	$ 30.50	$ 23.62
Net investment income (loss) (a)	(0.22)	0.04	0.10	0.11	0.12
Net realized and unrealized gain (loss)	7.57	9.93	7.66	(1.10)	6.97
Total from investment operations	7.35	9.97	7.76	(0.99)	7.09
Less distributions:
From net investment income	(0.04)	(0.11)	(0.09)	(0.12)	(0.01)
From net realized gain on investments	(6.49)	(3.48)	(2.86)	(2.01)	(0.20)
Total distributions	(6.53)	(3.59)	(2.95)	(2.13)	(0.21)
Net asset value at end of year	$ 39.39	$ 38.57	$ 32.19	$ 27.38	$ 30.50
Total investment return (b)	19.45%	31.97%	29.69%	(4.48)%	30.09%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.53)%	0.11%	0.32%	0.35%	0.46%
Net expenses (c)	0.97%	0.98%	0.97%	0.98%	0.99%
Expenses (before waiver/reimbursement) (c)	0.98%	0.98%	0.97%	0.98%	0.99%
Portfolio turnover rate	48%	144%	156%	127%	141%
Net assets at end of year (in 000's)	$ 56,983	$ 57,351	$ 56,122	$ 51,674	$ 66,735

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Notes to Financial Statements
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Wellington Growth Portfolio (formerly known as MainStay VP MacKay Growth Portfolio) (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio (formerly known as MainStay VP Moderate Growth Allocation Portfolio) and MainStay VP Equity Allocation Portfolio (formerly known as MainStay VP Growth Allocation Portfolio), which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	January 29, 1993
Service Class	June 5, 2003
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek long-term growth of capital.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
The Board of Trustees of the Fund (the "Board") adopted procedures establishing methodologies for the valuation of the Portfolio's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the

18	MainStay VP Wellington Growth Portfolio

asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2021, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio's valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of December 31, 2021, were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter
19

Notes to Financial Statements (continued)
assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income. The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned

20	MainStay VP Wellington Growth Portfolio

from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of December 31, 2021, are shown in the Portfolio of Investments.
Prior to February 22, 2021, these services were provided by State Street Bank and Trust Company (“State Street”).
(H) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. During a portion of the year ended December 31, 2021, the Portfolio reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. The Portfolio’s subadvisor changed effective May 1, 2021, due to the replacement of MacKay Shields LLC ("MacKay Shields") as the Portfolio’s subadvisor and the appointment of Wellington Management Company LLP (“Wellington” or the “Subadvisor”) as the Portfolio’s subadvisor. Wellington, a registered investment adviser, is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and Wellington, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.70% up to $500 million; 0.65% from $500 million to $1 billion; 0.625% from $1 billion to $2 billion; and 0.60% in excess of $2 billion. During the year ended December 31, 2021, the effective management fee rate was 0.69%.
During the year ended December 31, 2021, New York Life Investments earned fees from the Portfolio in the amount of $4,837,404 and voluntarily waived fees and/or reimbursed expenses in the amount of $48,499 and paid MacKay Shields and Wellington fees of $738,905 and $1,385,915, respectively.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Prior to February 22, 2021, these services were provided by State Street.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
21

Notes to Financial Statements (continued)
(C) Investments in Affiliates (in 000’s).  During the year ended December 31, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 32	$ 175,953	$ (169,331)	$ —	$ —	$ 6,654	$ —(a)	$ —	6,654

(a)	Less than $500.

Note 4-Federal Income Tax
As of December 31, 2021, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$627,181,333	$179,974,742	$(31,423,903)	$148,550,839
As of December 31, 2021, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Accumulated Capital and Other Gain (Loss)	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$50,638,555	$133,104,210	$148,550,839	$332,293,604
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.
During the years ended December 31, 2021 and December 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2021	2020
Distributions paid from:
Ordinary Income	$ 16,747,990	$21,811,757
Long-Term Capital Gains	89,282,780	43,014,775
Total	$106,030,770	$64,826,532
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Prior to February 22, 2021, these services were provided by State Street. The services provided by State Street were a direct expense of the Portfolio and are included in the Statement of Operations as Custodian fees which totaled $3,802 for the period January 1, 2021 through February 21, 2021.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate ("LIBOR"), whichever is higher. The Credit Agreement expires on July 26, 2022, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2021, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2021, there were no interfund loans made or outstanding with respect to the Portfolio.

22	MainStay VP Wellington Growth Portfolio

Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended December 31, 2021, purchases and sales of securities, other than short-term securities, were $332,865 and $332,249, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended December 31, 2021 and December 31, 2020, were as follows:
Initial Class	Shares	Amount
Year ended December 31, 2021:
Shares sold	1,949,803	$ 81,230,189
Shares issued to shareholders in reinvestment of distributions	2,496,099	97,692,566
Shares redeemed	(1,662,755)	(69,745,620)
Net increase (decrease)	2,783,147	$ 109,177,135
Year ended December 31, 2020:
Shares sold	270,749	$ 7,421,176
Shares issued to shareholders in reinvestment of distributions	1,663,929	59,754,524
Shares redeemed	(6,824,924)	(238,125,894)
Net increase (decrease)	(4,890,246)	$(170,950,194)

Service Class	Shares	Amount
Year ended December 31, 2021:
Shares sold	15,229	$ 625,500
Shares issued to shareholders in reinvestment of distributions	216,720	8,338,204
Shares redeemed	(272,037)	(11,370,933)
Net increase (decrease)	(40,088)	$ (2,407,229)
Year ended December 31, 2020:
Shares sold	19,462	$ 640,061
Shares issued to shareholders in reinvestment of distributions	143,286	5,072,008
Shares redeemed	(419,134)	(14,131,327)
Net increase (decrease)	(256,386)	$ (8,419,258)
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2021, events and transactions subsequent to December 31, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
23

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MainStay VP Funds Trust and Shareholders of
MainStay VP Wellington Growth Portfolio (formerly known as MainStay VP MacKay Growth Portfolio)
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Wellington Growth Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
February 24, 2022
We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.
24	MainStay VP Wellington Growth Portfolio

Board Consideration and Approval of Management Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay VP Wellington Growth Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 8–9, 2021 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of the Management Agreement for a one-year period.
In reaching the decision to approve the continuation of the Management Agreement, the Board considered information and materials furnished by New York Life Investments in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2021 through December 2021, including information and materials furnished by New York Life Investments in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management fee and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of the Management Agreement. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of the Management Agreement reflect a year-long process and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Portfolio and investment-related matters for the Portfolio as well as presentations from New York Life Investments personnel. In addition, the Board took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2021 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by the applicable share classes of the Portfolio, among other information.
In considering the continuation of the Management Agreement, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments; (ii) the qualifications of the portfolio manager of the Portfolio and the historical investment performance of the Portfolio and New York Life Investments; (iii) the costs of the services provided, and profits realized, by New York Life Investments with respect to its relationship with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management fee and total ordinary operating expenses. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments. The Board’s decision with respect to the Management Agreement may have also been based, in part, on the Board’s knowledge of New York Life Investments resulting from, among other things, the Board’s consideration of the Management Agreement in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the

25

Board Consideration and Approval of Management Agreement (Unaudited) (continued)
performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to investors and that the Portfolio’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio.
The factors that figured prominently in the Board’s decision to approve the continuation of the Management Agreement during its December 8–9, 2021 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Portfolio.
The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Portfolio. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that New York Life Investments provides to the Portfolio and considered the terms of the Management Agreement. The Board evaluated New York Life Investments’ experience and performance in serving as investment adviser to the Portfolio and advising other portfolios and New York Life Investments’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at New York Life Investments and New York Life Investments’ overall resources, legal and compliance environment, capabilities, reputation and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and acknowledged New York Life Investments’ commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board reviewed New York Life Investments’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the qualifications and experience of the Portfolio’s portfolio manager, the number of accounts managed by the portfolio manager and the method for compensating the portfolio manager.
In addition, the Board considered information provided by New York Life Investments regarding the operations of its business continuity plans in response to the ongoing COVID-19 pandemic, including the remote working environment.
Based on these considerations, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio’s benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Portfolio as compared to peer funds.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance as well as discussions between the Portfolio’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the

26	MainStay VP Wellington Growth Portfolio

Board considered any specific actions that New York Life Investments had taken, or had agreed to take, to seek to enhance Portfolio investment performance and the results of those actions. In considering the investment performance of the Portfolio, the Board noted that the Portfolio underperformed its peer funds for the three- and ten-year periods ended July 31, 2021, and performed in line with its peer funds for the one- and five-year periods ended July 31, 2021. The Board considered its discussions with representatives from New York Life Investments regarding the Portfolio’s investment performance and the Board’s approval to terminate the previous subadvisor, approve a new subadvisory agreement between New York Life Investments and Wellington Management Company LLP with respect to the Portfolio and reposition the Portfolio, effective May 1, 2021.
Based on these considerations, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of the Management Agreement.
Costs of the Services Provided, and Profits Realized, by New York Life Investments
The Board considered the costs of the services provided under the Management Agreement. The Board also considered the profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolio.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and profits realized by New York Life Investments and its affiliates, the Board considered, among other factors, New York Life Investments’ and its affiliates’ continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Portfolio. The Board also considered the financial resources of New York Life Investments and acknowledged that New York Life Investments must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.
The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolio were not excessive.
27

Board Consideration and Approval of Management Agreement (Unaudited) (continued)
Management Fee and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under the Management Agreement and the Portfolio’s total ordinary operating expenses.
In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and those of the similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints and voluntary waivers on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.
Based on the factors outlined above, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Portfolio’s expense structure permits economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of the Management Agreement.

28	MainStay VP Wellington Growth Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
29

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Portfolio are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolio. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a
Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Nolan reached the age of 75 during the calendar year 2021. Accordingly, Mr. Nolan retired at the end of calendar year 2021, at which time, Ms. Hammond became a Trustee of the Portfolio. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Yie-Hsin Hung* 1962	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010	78	MainStay Funds: Trustee since 2017 (12 Funds);
MainStay Funds Trust: Trustee since 2017 (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2017;
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee
since March 2021; and
Turtle Beach Corporation: Director since April 2021
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
30	MainStay VP Wellington Growth Portfolio

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021;VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Committee since 2018
Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007***	President, Strategic Management Advisors LLC since 1990	78	MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 Funds); MainStay Funds Trust: Chairman since 2017 and Trustee since 1990 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay Funds: Trustee since 2006 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Richard H. Nolan, Jr.**** 1946	MainStay VP Funds Trust: Trustee since 2006***	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay Funds: Trustee since 2007 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Independent Trustees
31

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (12 Funds);
MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Trustee since 2018, Chair of the Special Committee since 2019; and
Rhode Island School of Design: Trustee and Chair of the Finance Committee since 2015

Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC since 2018; President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds); MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Allstate Corporation: Director since 2015;
Partners in Health:Trustee since 2019 and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay Funds: Trustee since 1994 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund; Trustee since June 2021
**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
****	Pursuant to the Board's retirement policy, Mr. Nolan retired from the Board effective December 31, 2021.
Independent Trustees
32	MainStay VP Wellington Growth Portfolio

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay VP Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since January 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust since 2017** and MainStay CBRE Global Infrastructure Megatrends Fund since 2021; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust since 2007**	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds Trust since 2009, MainStay Funds since 2007 and MainStay CBRE Global Infrastructure Megatrends Fund since 2021; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay VP Funds Trust since 2021, and 2014 to 2020	Vice President and Chief Compliance Officer, New York Life Investments Alternatives LLC and New York Life Investment Management Holdings LLC (since 2020); Vice President (since 2018) and Chief Compliance Officer (since 2016), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, IndexIQ Advisors LLC, IndexIQ Holdings Inc., IndexIQ LLC and IndexIQ Trust (since 2017); Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay Funds, MainStay Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2021 and 2014 to 2020); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust since 2010**	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds and MainStay Funds Trust since 2010 and MainStay CBRE Global Infrastructure Megatrends Fund since 2021
Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust since 2005**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds Trust since 2009 and MainStay Funds since 2005 and MainStay CBRE Global Infrastructure Megatrends Fund since 2021
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
33

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP MacKay S&P 500 Index Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP T. Rowe Price Equity Income Portfolio1
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Brown Advisory LLC
Baltimore, Maryland
Candriam Belgium S.A.*
Brussels, Belgium
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Capital Management LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
T. Rowe Price Associates, Inc.
Baltimore, Maryland
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
Effective on or about May 1, 2022, the MainStay VP T. Rowe Price Equity Income Portfolio will be renamed the MainStay VP American Century Sustainable Equity Portfolio.
Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC
Not part of the Annual Report

2021 Annual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2022 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
1802146	MSVPCG11-02/22
(NYLIAC) NI513

MainStay VP Epoch U.S. Equity Yield Portfolio

Message from the President and Annual Report
December 31, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
The COVID-19 pandemic and inflation drove market performance during the 12-month reporting period ended December 31, 2021. Against all expectations, the pandemic remained a persistent force worldwide, with widespread outbreaks of highly transmissible variants disrupting life in many locations despite the widespread availability of effective vaccines. Supported by government stimulus and accommodative monetary policies, most global economies expanded, exceeding pre-pandemic levels. However, the pandemic continued to claim lives, and the recovery proved uneven, with some industries struggling in the face of labor shortages, supply-chain bottlenecks and sharply rising commodity prices.
Spurred by economic growth and rising inflationary pressures, positive investor sentiment buoyed stock markets while bond markets lagged. In the United States, the S&P 500® Index, a widely regarded benchmark of market performance, produced strong gains led by energy and real estate, followed by information technology and financials. Materials and consumer staples lagged the Index by a small margin, while health care and industrials trailed further behind. The traditionally defensive utilities and consumer staples sectors underperformed by a greater margin, with both sectors challenged by rising commodity prices, with communication services as the only sector to generate negative returns. Small- and mid-cap stocks, which outperformed for much of the reporting period, lost ground to large-cap stocks in the closing months of 2021 as risk appetites diminished and trailed for the year as a whole. Similarly, value stocks outperformed growth-oriented shares during the first half of the year, then fell behind in November and December. In developed international equity markets, the U.K. and Eurozone led Asia, while, overall, the international market lagged its U.S. counterpart, particularly during the second half of the reporting period. Emerging market equities suffered broad losses, though returns varied widely from country to country with some, such as India, producing solidly positive returns while others, most notably China, experiencing punishing declines.
U.S. and international bond markets produced mixed performance, buffeted by rising interest rates while supported by accommodative monetary policies and strong corporate financial results. Expectations for a quick economic recovery in early 2021 drove rising yields and a steep selloff in traditional safe havens, such as government bonds. A partial recovery in the summer of 2021 was followed by another dip in the fall, prompted by signals from central banks of their intention to soon withdraw monetary accommodation as a first step toward raising rates in an effort to combat rising inflation. Increasingly hawkish rhetoric from the U.S. Federal Reserve in November and December further pressured the fixed-income asset class. Corporate bonds fared relatively well given the positive corporate earnings environment and historically low default rates, with lower-rated issues significantly outperforming investment-grade credits. Emerging market corporate bonds came under pressure late in the reporting period due to slowing Chinese economic growth associated with a government regulatory crackdown and heightened concerns regarding a debt crisis in the Chinese real estate sector.
Today, the pandemic remains deeply felt in the economy and our personal lives. Yet, at the same time, post-pandemic trends are beginning to play an increasing role in the financial markets. As a MainStay VP investor, you can rely on us to manage our portfolios with a careful eye on the ever-changing investment landscape and provide you with disciplined investment tools to help you reach your financial goals. Thank you for your continued trust, which we strive to earn every day.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information, which includes information about MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended December 31, 2021
Class	Inception Date[1]	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	5/1/1998	22.89%	11.41%	11.01%	0.73%
Service Class Shares	6/5/2003	22.58	11.14	10.73	0.98

1.	Effective January 9, 2017, the Portfolio replaced its subadvisor and modified its principal investment as of March 13, 2017. The past performance in the graph and table prior to those dates reflects the Portfolio’s prior subadvisor and principal investment strategies.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	One Year	Five Years	Ten Years
Russell 1000® Value Index[1]	25.16%	11.16%	12.97%
U.S. Equity Yield Composite Index[2]	20.73	12.24	12.53
Morningstar Large Value Category Average[3]	26.08	11.41	12.06

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
1.	The Portfolio has selected the Russell 1000® Value Index as its primary benchmark. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The Portfolio has selected the U.S. Equity Yield Composite Index as its secondary benchmark. The U.S. Equity Yield Composite Index consists of the MSCI USA High Dividend Yield Index and the MSCI USA Minimum Volatility (USD) Index weighted at 60% and 40%, respectively. The MSCI USA High Dividend Yield Index is based on the MSCI USA Index and includes large and mid-cap stocks. The MSCI USA High Dividend Yield Index is designed to reflect the performance of equities in the MSCI USA Index (excluding real estate investment trusts) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The MSCI USA Minimum Volatility (USD) Index aims to reflect the performance characteristics of a minimum variance strategy applied to the large and mid-cap USA equity universe. The MSCI USA Minimum Volatility (USD) Index is calculated by optimizing the MSCI USA Index in USD for the lowest absolute risk (within a given set of constraints). Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The Morningstar Large Value Category Average is representative of funds that invest primarily in big U.S. companies that are less expensive or growing more slowly than other large-cap stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP Epoch U.S. Equity Yield Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2021 to December 31, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2021 to December 31, 2021. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended
December 31, 2021. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 7/1/21	Ending Account Value (Based on Actual Returns and Expenses) 12/31/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,082.50	$3.57	$1,021.78	$3.47	0.68%
Service Class Shares	$1,000.00	$1,081.10	$4.88	$1,020.52	$4.74	0.93%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP Epoch U.S. Equity Yield Portfolio

Industry Composition as of December 31, 2021 (Unaudited)
Banks	7.3%
Semiconductors & Semiconductor Equipment	6.9
Pharmaceuticals	6.0
Electric Utilities	5.6
Insurance	5.1
Chemicals	5.0
Equity Real Estate Investment Trusts	4.3
Electrical Equipment	4.1
Capital Markets	4.0
Oil, Gas & Consumable Fuels	3.9
Biotechnology	3.3
Multi–Utilities	3.2
Beverages	2.9
Household Products	2.9
Health Care Providers & Services	2.8
Tobacco	2.6
IT Services	2.5
Aerospace & Defense	2.4
Media	2.2
Communications Equipment	1.7
Hotels, Restaurants & Leisure	1.7
Specialty Retail	1.7%
Diversified Telecommunication Services	1.5
Software	1.5
Food & Staples Retailing	1.4
Commercial Services & Supplies	1.3
Health Care Equipment & Supplies	1.3
Consumer Finance	1.2
Leisure Products	1.2
Technology Hardware, Storage & Peripherals	1.1
Trading Companies & Distributors	1.1
Multiline Retail	1.0
Industrial Conglomerates	1.0
Air Freight & Logistics	0.9
Containers & Packaging	0.9
Machinery	0.7
Household Durables	0.5
Textiles, Apparel & Luxury Goods	0.5
Short–Term Investments	2.3
Other Assets, Less Liabilities	–1.5
100.0%
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of December 31, 2021 (excluding short-term investments) (Unaudited)
1.	Broadcom, Inc.
2.	AbbVie, Inc.
3.	JPMorgan Chase & Co.
4.	MetLife, Inc.
5.	Johnson & Johnson
6.	Merck & Co., Inc.
7.	Emerson Electric Co.
8.	UnitedHealth Group, Inc.
9.	Cisco Systems, Inc.
10.	Bank of America Corp.

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Michael A. Welhoelter, CFA, William W. Priest, CFA, John M. Tobin, PhD, CFA, and Kera Van Valen, CFA, of Epoch Investment Partners, Inc. (“Epoch”), the Portfolio’s Subadvisor.
How did MainStay VP Epoch U.S. Equity Yield Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2021?
For the 12 months ended December 31, 2021, MainStay VP Epoch U.S. Equity Yield Portfolio returned 22.89% for Initial Class shares and 22.58% for Service Class shares. Over the same period, both share classes underperformed the 25.16% return of the Russell 1000® Value Index, which is the Portfolio’s primary benchmark, and outperformed the 20.73% return of the U.S. Equity Yield Composite Index, which is the Portfolio’s secondary benchmark. For the 12 months ended December 31, 2021, both share classes underperformed the 26.08% return of the Morningstar Large Value Category Average.1
During the reporting period, were there any market events that materially impacted the Portfolio’s performance or liquidity?
The pace of global economic growth, interest rates, inflation and the spread of COVID-19 variants remained intertwined and dominated headlines throughout the year. Inflation proved to be more persistent and higher prices threatened to pressure profit margins, nudge bond yields upward and force central banks to be less accommodative sooner than expected. Despite these dynamic challenges, market participation was broader than during the prior year and many businesses across sectors and industries proved to be resilient. The continued resumption of dividend growth and share repurchases (which we had anticipated) was a positive development for the Portfolio, as businesses experienced strong demand and produced robust earnings throughout the period. The Portfolio delivered very strong absolute returns, performing in line with expectations, given the volatile and evolving market landscape.
What factors affected the Portfolio’s relative performance during the reporting period?
The Portfolio’s performance lagged that of the Russell 1000® Value Index primarily due to the Portfolio’s tilt in favor of dividend yield, along with an underweight exposure to value. Nevertheless, the Portfolio successfully provided downside protection during market dips and captured significant upside participation during a year in which the Index posted outsized returns.
The first half of 2021 was characterized by a powerful market rally, driven by vaccine and economic recovery optimism. The Index produced exceptionally strong returns, and while the Portfolio kept pace for much of the rally, it lagged the benchmark. Markets continued moving upward in July and August, advancing first on optimism driven by strong corporate earnings, and hitting record highs in August as investors were further encouraged by dovish Fed comments on inflation. However, September brought an abrupt shift in investor sentiment, with stocks declining on growing concerns about the rapid spread of the Delta variant of the COVID-19 virus, global supply chain issues, and indications that inflation might prove less transitory than initially believed. The Portfolio had negative absolute returns for the quarter, but provided downside protection, finishing ahead of the Index. Markets charged upward in October as investors focused on the strength of earnings and temporarily put aside inflation concerns. The Index and the Portfolio rose again in early November until stalled by increasingly hawkish signaling from the Fed and the emergence of the Omicron variant of the virus. Volatility persisted into early December, but markets shook off concerns and equities rallied into year end, touching new highs. The Portfolio outpaced the benchmark during the closing quarter of the year.
Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?
During the reporting period, the strongest positive sector contributions to the Portfolio’s performance relative to the Russell 1000® Value Index came from information technology, driven by favorable stock selection. (Contributions take weightings and total returns into account.) Communication services also contributed positively, due to an underweight allocation, followed by industrials. Conversely, financials provided the weakest contribution to the Portfolio’s relative performance due to a mix of stock selection and an underweight allocation. Energy was the next most significant detractor, driven primarily by stock selection, followed by consumer staples, which underperformed due to a mix of stock selection and allocation.
During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?
The strongest positive contributions to the Portfolio’s absolute performance came from positions in data and records management company Iron Mountain, fertilizer provider Nutrien and global software company Microsoft. Iron Mountain shares rose in response to favorable earnings reports, with management twice raising guidance for full-year 2021 results. The company benefited from economic reopening with more businesses returning to on-site working, the continued development of the data center segment which saw increased leasing activity and good expense performance. Nutrien shares moved to record highs as a result of strong demand, tight supply, logistical issues and geopolitical tensions. Fundamentals in the agriculture sector recovered and improved, with higher crop prices supporting farmer income and lifting prices for key crop nutrients like potash. Microsoft outperformed on strong demand across its product portfolio, including growth in Azure, its cloud service offering, recurring subscription services and productivity solutions.

1.	See page 5 for more information on benchmark and peer group returns.
8	MainStay VP Epoch U.S. Equity Yield Portfolio

The most significant detractors from the Portfolio’s absolute returns were Las Vegas Sands, Medtronic, and Verizon. Las Vegas Sands is the world's largest casino developer, owner and operator. Shares underperformed as visitation trends stalled in the second quarter, caused by pandemic-related travel restrictions in Macao and Singapore. Shares were further undermined by subsequent comments from a local government official that Macao planned to increase direct supervision of gambling companies. Medical device company Medtronic faced headwinds stemming from a slowdown in the recovery of elective procedure volumes due to COVID-19 resurgences and nursing shortages, as well as pipeline setbacks that could delay an acceleration in the company's organic growth rate. Shares of telecommunications provider Verizon underperformed on a more competitive environment, worries regarding total market customer growth for 2022, and a spectrum auction that far exceeded initial expectations.
Did the Portfolio make any significant purchases or sales during the reporting period?
The Portfolio initiated multiple positions during the reporting period, including Ally Financial and Hubbell. In our opinion, financial services company Ally is well positioned to continue to grow its loan portfolio and expand its product offering in an environment of rapidly evolving U.S. consumer banking trends. Ally pays an attractive and growing dividend, and conducts ongoing share repurchases that have historically exceeded the dividend. We believe electrical equipment company Hubbell has attractive cash flow growth drivers, including organic sales growth primarily influenced by exposure to clean energy secular growth trends. The company appears positioned to benefit from grid modernization and electrification, margin expansion from ongoing restructuring activities and productivity actions, working capital efficiency, and potential bolt-on acquisitions. Hubbell returns cash to shareholders through its growing and well-covered dividend, with a 45% earnings payout target and regular net share repurchases.
Several positions were closed during the reporting period, including Allianz and Phillips 66. While we consider financial services company Allianz a strong global franchise and expect earnings development and a robust regulatory capital position to continue supporting shareholder distributions, we elected to close this position to fund other shareholder yield opportunities among U.S.-domiciled candidates. Phillips 66, a midstream and downstream energy company, faced headwinds as refining margins saw pressures due to the high cost of renewable fuel credits that are expected to last. The Portfolio exited the name to fund better shareholder yield opportunities.
How did the Portfolio’s sector weightings change during the reporting period?
The Portfolio's most significant sector allocation changes during the reporting period were increases in financials and real estate, and decreases in consumer staples and communication services. The Portfolio’s sector allocations are a result of our bottom-up fundamental investment process and reflect the companies and securities that we confidently believe can collect and distribute sustainable, growing shareholder yield.
How was the Portfolio positioned at the end of the reporting period?
As of December 31, 2021, the Portfolio held its most overweight allocations relative to the Russell 1000® Value Index in the utilities and information technology sectors. The Portfolio's most underweight allocations were in the health care and communications services sectors.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
9

Portfolio of Investments December 31, 2021†
	Shares	Value
Common Stocks 99.2%
Aerospace & Defense 2.4%
General Dynamics Corp.	34,434	$ 7,178,456
Lockheed Martin Corp.	23,458	8,337,208
Raytheon Technologies Corp.	126,146	10,856,125
		26,371,789
Air Freight & Logistics 0.9%
United Parcel Service, Inc., Class B	49,002	10,503,089
Banks 7.3%
Bank of America Corp.	425,704	18,939,571
JPMorgan Chase & Co.	130,606	20,681,460
PNC Financial Services Group, Inc. (The)	60,109	12,053,057
Truist Financial Corp.	288,858	16,912,636
U.S. Bancorp	214,307	12,037,624
		80,624,348
Beverages 2.9%
Coca-Cola Co. (The)	193,097	11,433,273
Coca-Cola Europacific Partners plc	171,888	9,613,696
PepsiCo, Inc.	65,472	11,373,141
		32,420,110
Biotechnology 3.3%
AbbVie, Inc.	169,079	22,893,296
Amgen, Inc.	58,603	13,183,917
		36,077,213
Capital Markets 4.0%
BlackRock, Inc.	17,392	15,923,419
CME Group, Inc.	37,745	8,623,223
Lazard Ltd., Class A	289,195	12,617,578
T. Rowe Price Group, Inc.	32,778	6,445,466
		43,609,686
Chemicals 5.0%
Dow, Inc.	195,014	11,061,194
Linde plc	27,302	9,458,232
LyondellBasell Industries NV, Class A	93,368	8,611,331
Nutrien Ltd. (a)	232,072	17,451,814
PPG Industries, Inc.	48,743	8,405,243
		54,987,814
Commercial Services & Supplies 1.3%
Republic Services, Inc.	58,386	8,141,928
Waste Management, Inc.	38,407	6,410,128
		14,552,056
	Shares	Value

Communications Equipment 1.7%
Cisco Systems, Inc.	299,259	$ 18,964,043
Consumer Finance 1.2%
Ally Financial, Inc.	274,919	13,088,894
Containers & Packaging 0.9%
Amcor plc	810,516	9,734,297
Diversified Telecommunication Services 1.5%
AT&T, Inc.	255,604	6,287,859
Verizon Communications, Inc.	198,371	10,307,357
		16,595,216
Electric Utilities 5.6%
Alliant Energy Corp.	104,294	6,410,952
American Electric Power Co., Inc.	125,289	11,146,962
Duke Energy Corp.	60,590	6,355,891
Entergy Corp.	123,167	13,874,763
Evergy, Inc.	134,755	9,245,541
Eversource Energy	83,767	7,621,122
NextEra Energy, Inc.	76,482	7,140,359
		61,795,590
Electrical Equipment 4.1%
Eaton Corp. plc	101,977	17,623,665
Emerson Electric Co.	206,600	19,207,602
Hubbell, Inc.	39,619	8,251,449
		45,082,716
Equity Real Estate Investment Trusts 4.3%
American Tower Corp.	28,805	8,425,463
Iron Mountain, Inc.	282,101	14,762,345
Realty Income Corp.	99,377	7,114,400
Welltower, Inc.	71,412	6,125,007
WP Carey, Inc.	137,065	11,246,183
		47,673,398
Food & Staples Retailing 1.4%
Walmart, Inc.	104,633	15,139,349
Health Care Equipment & Supplies 1.3%
Medtronic plc	138,178	14,294,514
Health Care Providers & Services 2.8%
CVS Health Corp.	118,200	12,193,512
UnitedHealth Group, Inc.	38,088	19,125,508
		31,319,020

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP Epoch U.S. Equity Yield Portfolio

	Shares	Value
Common Stocks (continued)
Hotels, Restaurants & Leisure 1.7%
McDonald's Corp.	44,035	$ 11,804,463
Vail Resorts, Inc.	21,196	6,950,168
		18,754,631
Household Durables 0.5%
Leggett & Platt, Inc.	147,668	6,078,015
Household Products 2.9%
Colgate-Palmolive Co.	68,205	5,820,615
Kimberly-Clark Corp.	60,313	8,619,934
Procter & Gamble Co. (The)	104,956	17,168,702
		31,609,251
Industrial Conglomerates 1.0%
Honeywell International, Inc.	53,328	11,119,421
Insurance 5.1%
Arthur J. Gallagher & Co.	110,254	18,706,796
Marsh & McLennan Cos., Inc.	49,669	8,633,466
MetLife, Inc.	323,478	20,214,140
Travelers Cos., Inc. (The)	58,272	9,115,489
		56,669,891
IT Services 2.5%
Automatic Data Processing, Inc.	28,143	6,939,501
International Business Machines Corp.	103,342	13,812,692
Paychex, Inc.	53,637	7,321,450
		28,073,643
Leisure Products 1.2%
Hasbro, Inc.	128,206	13,048,807
Machinery 0.7%
Cummins, Inc.	33,109	7,222,397
Media 2.2%
Comcast Corp., Class A	329,539	16,585,698
Omnicom Group, Inc.	111,061	8,137,439
		24,723,137
Multiline Retail 1.0%
Target Corp.	48,817	11,298,206
Multi-Utilities 3.2%
Ameren Corp.	101,174	9,005,498
CMS Energy Corp.	85,091	5,535,170
	Shares	Value

Multi-Utilities (continued)
Dominion Energy, Inc.	84,429	$ 6,632,742
NiSource, Inc.	218,521	6,033,365
WEC Energy Group, Inc.	81,449	7,906,254
		35,113,029
Oil, Gas & Consumable Fuels 3.9%
Chevron Corp.	148,811	17,462,971
Enterprise Products Partners LP	552,512	12,133,163
Magellan Midstream Partners LP	157,115	7,296,421
TotalEnergies SE, Sponsored ADR	116,805	5,777,175
		42,669,730
Pharmaceuticals 6.0%
Eli Lilly and Co.	54,565	15,071,944
Johnson & Johnson	115,297	19,723,858
Merck & Co., Inc.	255,990	19,619,074
Pfizer, Inc.	208,121	12,289,545
		66,704,421
Semiconductors & Semiconductor Equipment 6.9%
Analog Devices, Inc.	102,393	17,997,618
Broadcom, Inc.	38,359	25,524,462
Intel Corp.	118,453	6,100,330
KLA Corp.	37,886	16,295,147
Texas Instruments, Inc.	52,592	9,912,014
		75,829,571
Software 1.5%
Microsoft Corp.	48,383	16,272,171
Specialty Retail 1.7%
Home Depot, Inc. (The)	44,035	18,274,965
Technology Hardware, Storage & Peripherals 1.1%
Apple, Inc.	67,646	12,011,900
Textiles, Apparel & Luxury Goods 0.5%
Hanesbrands, Inc.	335,994	5,617,819
Tobacco 2.6%
Altria Group, Inc.	204,284	9,681,019
British American Tobacco plc, Sponsored ADR	183,094	6,849,546
Philip Morris International, Inc.	122,504	11,637,880
		28,168,445
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments December 31, 2021† (continued)
	Shares	Value
Common Stocks (continued)
Trading Companies & Distributors 1.1%
MSC Industrial Direct Co., Inc., Class A	141,714	$ 11,912,479
Total Common Stocks (Cost $814,062,139)		1,094,005,071
Short-Term Investments 2.3%
Affiliated Investment Company 0.9%
MainStay U.S. Government Liquidity Fund, 0.01% (b)	9,626,007	9,626,007
Unaffiliated Investment Company 1.4%
Wells Fargo Government Money Market Fund, 0.10% (b)(c)	15,904,917	15,904,917
Total Short-Term Investments (Cost $25,530,924)		25,530,924
Total Investments (Cost $839,593,063)	101.5%	1,119,535,995
Other Assets, Less Liabilities	(1.5)	(17,070,980)
Net Assets	100.0%	$ 1,102,465,015

†	Percentages indicated are based on Portfolio net assets.
(a)	All or a portion of this security was held on loan. As of December 31, 2021, the aggregate market value of securities on loan was $15,706,498. The Portfolio received cash collateral with a value of $15,904,917. (See Note 2(H))
(b)	Current yield as of December 31, 2021.
(c)	Represents a security purchased with cash collateral received for securities on loan.

Abbreviation(s):
ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 1,094,005,071	$ —	$ —	$ 1,094,005,071
Short-Term Investments
Affiliated Investment Company	9,626,007	—	—	9,626,007
Unaffiliated Investment Company	15,904,917	—	—	15,904,917
Total Short-Term Investments	25,530,924	—	—	25,530,924
Total Investments in Securities	$ 1,119,535,995	$ —	$ —	$ 1,119,535,995

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Epoch U.S. Equity Yield Portfolio

Statement of Assets and Liabilities as of December 31, 2021
Assets
Investment in unaffiliated securities, at value (identified cost $829,967,056) including securities on loan of $15,706,498	$1,109,909,988
Investment in affiliated investment companies, at value (identified cost $9,626,007)	9,626,007
Receivables:
Investment securities sold	3,473,119
Dividends and interest	2,214,856
Portfolio shares sold	163,560
Securities lending	616
Other assets	4,265
Total assets	1,125,392,411
Liabilities
Cash collateral received for securities on loan	15,904,917
Payables:
Investment securities purchased	6,012,174
Manager (See Note 3)	603,179
Portfolio shares redeemed	201,470
NYLIFE Distributors (See Note 3)	95,801
Shareholder communication	46,756
Professional fees	44,191
Custodian	5,974
Trustees	1,197
Accrued expenses	11,737
Total liabilities	22,927,396
Net assets	$1,102,465,015
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 61,152
Additional paid-in-capital	786,028,568
786,089,720
Total distributable earnings (loss)	316,375,295
Net assets	$1,102,465,015
Initial Class
Net assets applicable to outstanding shares	$640,585,270
Shares of beneficial interest outstanding	35,296,111
Net asset value per share outstanding	$ 18.15
Service Class
Net assets applicable to outstanding shares	$461,879,745
Shares of beneficial interest outstanding	25,855,745
Net asset value per share outstanding	$ 17.86

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statement of Operations for the year ended December 31, 2021
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $142,187)	$ 27,239,691
Dividends-affiliated	1,939
Securities lending	978
Total income	27,242,608
Expenses
Manager (See Note 3)	6,949,654
Distribution/Service—Service Class (See Note 3)	1,113,393
Professional fees	109,780
Shareholder communication	61,606
Custodian	27,082
Trustees	20,936
Miscellaneous	45,799
Total expenses before waiver/reimbursement	8,328,250
Expense waiver/reimbursement from Manager (See Note 3)	(359,856)
Net expenses	7,968,394
Net investment income (loss)	19,274,214
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	55,297,723
Foreign currency transactions	3,873
Net realized gain (loss)	55,301,596
Net change in unrealized appreciation (depreciation) on unaffiliated investments	129,641,555
Net realized and unrealized gain (loss)	184,943,151
Net increase (decrease) in net assets resulting from operations	$204,217,365
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Epoch U.S. Equity Yield Portfolio

Statements of Changes in Net Assets
for the years ended December 31, 2021 and December 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 19,274,214	$ 21,227,734
Net realized gain (loss)	55,301,596	(32,499,703)
Net change in unrealized appreciation (depreciation)	129,641,555	(972,217)
Net increase (decrease) in net assets resulting from operations	204,217,365	(12,244,186)
Distributions to shareholders:
Initial Class	(14,032,271)	(30,366,836)
Service Class	(9,739,276)	(24,324,032)
Total distributions to shareholders	(23,771,547)	(54,690,868)
Capital share transactions:
Net proceeds from sales of shares	119,905,528	68,376,620
Net asset value of shares issued to shareholders in reinvestment of distributions	23,771,547	54,690,868
Cost of shares redeemed	(138,903,490)	(190,864,938)
Increase (decrease) in net assets derived from capital share transactions	4,773,585	(67,797,450)
Net increase (decrease) in net assets	185,219,403	(134,732,504)
Net Assets
Beginning of year	917,245,612	1,051,978,116
End of year	$1,102,465,015	$ 917,245,612
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Initial Class	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 15.13	$ 16.12	$ 14.01	$ 16.15	$ 13.79
Net investment income (loss) (a)	0.34	0.35	0.38	0.39	0.30
Net realized and unrealized gain (loss)	3.09	(0.41)	2.92	(1.12)	2.26
Total from investment operations	3.43	(0.06)	3.30	(0.73)	2.56
Less distributions:
From net investment income	(0.41)	(0.41)	(0.52)	(0.35)	(0.20)
From net realized gain on investments	—	(0.52)	(0.67)	(1.06)	—
Total distributions	(0.41)	(0.93)	(1.19)	(1.41)	(0.20)
Net asset value at end of year	$ 18.15	$ 15.13	$ 16.12	$ 14.01	$ 16.15
Total investment return (b)	22.89%	0.03%	24.18%	(5.23)%	18.66%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.02%	2.47%	2.43%	2.49%	2.01%
Net expenses (c)	0.68%	0.68%	0.68%	0.68%	0.73%
Expenses (before waiver/reimbursement) (c)	0.72%	0.73%	0.72%	0.71%	0.74%
Portfolio turnover rate	20%	26%	22%	25%	122%
Net assets at end of year (in 000's)	$ 640,585	$ 495,193	$ 591,185	$ 548,881	$ 791,462

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended December 31,
Service Class	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 14.90	$ 15.89	$ 13.81	$ 15.94	$ 13.61
Net investment income (loss) (a)	0.29	0.31	0.34	0.35	0.26
Net realized and unrealized gain (loss)	3.05	(0.42)	2.88	(1.12)	2.24
Total from investment operations	3.34	(0.11)	3.22	(0.77)	2.50
Less distributions:
From net investment income	(0.38)	(0.36)	(0.47)	(0.30)	(0.17)
From net realized gain on investments	—	(0.52)	(0.67)	(1.06)	—
Total distributions	(0.38)	(0.88)	(1.14)	(1.36)	(0.17)
Net asset value at end of year	$ 17.86	$ 14.90	$ 15.89	$ 13.81	$ 15.94
Total investment return (b)	22.58%	(0.22)%	23.87%	(5.46)%	18.37%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.77%	2.21%	2.18%	2.23%	1.73%
Net expenses (c)	0.93%	0.93%	0.93%	0.93%	0.98%
Expenses (before waiver/reimbursement) (c)	0.97%	0.98%	0.97%	0.96%	0.99%
Portfolio turnover rate	20%	26%	22%	25%	122%
Net assets at end of year (in 000's)	$ 461,880	$ 422,053	$ 460,793	$ 431,635	$ 536,044

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP Epoch U.S. Equity Yield Portfolio

Notes to Financial Statements
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Epoch U.S. Equity Yield Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio (formerly known as MainStay VP Moderate Growth Allocation Portfolio) and MainStay VP Equity Allocation Portfolio (formerly known as MainStay VP Growth Allocation Portfolio), which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	May 1, 1998
Service Class	June 5, 2003
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek current income and capital appreciation.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification
Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
The Board of Trustees of the Fund (the "Board") adopted procedures establishing methodologies for the valuation of the Portfolio's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure

17

Notes to Financial Statements (continued)
purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2021, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio's valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of December 31, 2021, were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized

18	MainStay VP Epoch U.S. Equity Yield Portfolio

cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Foreign Currency Transactions. The Portfolio's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(H) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities
19

Notes to Financial Statements (continued)
and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of December 31, 2021, are shown in the Portfolio of Investments.
Prior to February 22, 2021, these services were provided by State Street Bank and Trust Company (“State Street”).
(I) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the
Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. During a portion of the year ended December 31, 2021, the Portfolio reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Epoch Investment Partners, Inc. (“Epoch” or the “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.70% up to $500 million; 0.68% from $500 million to $1 billion; 0.66% from $1 billion to $2 billion; and 0.65% in excess of $2 billion. During the year ended December 31, 2021, the effective management fee rate was 0.69% (exclusive of any applicable waivers/reimbursements).
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) portfolio/fund fees and expenses) of Service Class shares do not exceed 0.93% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement to Initial Class shares. This agreement will remain in effect until May 1, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the year ended December 31, 2021, New York Life Investments earned fees from the Portfolio in the amount of $6,949,654 and waived fees and/or reimbursed expenses in the amount of $359,856 and paid the Subadvisor fees of $3,295,721.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Prior to February 22, 2021, these services were provided by State Street.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs

20	MainStay VP Epoch U.S. Equity Yield Portfolio

incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
(C) Investments in Affiliates (in 000’s).  During the year ended December 31, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 21,984	$ 153,035	$ (165,393)	$ —	$ —	$ 9,626	$ 2	$ —	9,626

Note 4-Federal Income Tax
As of December 31, 2021, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$846,756,306	$289,358,469	$(16,578,780)	$272,779,689
As of December 31, 2021, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$20,927,554	$22,291,106	$376,946	$272,779,689	$316,375,295
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, and partnership adjustments. The other temporary differences are primarily due to deferred dividends from real estate investment trusts (“REITs”).
The Portfolio utilized $31,990,022 of capital loss carryforwards during the year ended December 31, 2021.
During the years ended December 31, 2021 and December 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2021	2020
Distributions paid from:
Ordinary Income	$23,771,547	$23,317,781
Long-Term Capital Gains	—	31,373,087
Total	$23,771,547	$54,690,868
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Prior to February 22, 2021, these services were provided by State Street. The services provided by State Street were a direct expense of the Portfolio and are included in the Statement of Operations as Custodian fees which totaled $3,428 for the period January 1, 2021 through February 21, 2021.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate ("LIBOR"), whichever is higher. The Credit Agreement expires on July 26, 2022, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December

21

Notes to Financial Statements (continued)
31, 2021, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2021, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended December 31, 2021, purchases and sales of securities, other than short-term securities, were $214,480 and $196,850, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended December 31, 2021 and December 31, 2020, were as follows:
Initial Class	Shares	Amount
Year ended December 31, 2021:
Shares sold	5,530,435	$ 94,089,547
Shares issued to shareholders in reinvestment of distributions	822,245	14,032,271
Shares redeemed	(3,793,315)	(62,560,476)
Net increase (decrease)	2,559,365	$ 45,561,342
Year ended December 31, 2020:
Shares sold	2,458,147	$ 35,425,531
Shares issued to shareholders in reinvestment of distributions	2,166,877	30,366,836
Shares redeemed	(8,562,407)	(122,749,006)
Net increase (decrease)	(3,937,383)	$ (56,956,639)

Service Class	Shares	Amount
Year ended December 31, 2021:
Shares sold	1,557,270	$ 25,815,981
Shares issued to shareholders in reinvestment of distributions	579,460	9,739,276
Shares redeemed	(4,609,938)	(76,343,014)
Net increase (decrease)	(2,473,208)	$ (40,787,757)
Year ended December 31, 2020:
Shares sold	2,391,552	$ 32,951,089
Shares issued to shareholders in reinvestment of distributions	1,761,258	24,324,032
Shares redeemed	(4,829,707)	(68,115,932)
Net increase (decrease)	(676,897)	$ (10,840,811)
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2021, events and transactions subsequent to December 31, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

22	MainStay VP Epoch U.S. Equity Yield Portfolio

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MainStay VP Funds Trust and Shareholders of
MainStay VP Epoch U.S. Equity Yield Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Epoch U.S. Equity Yield Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agents and broker; when replies were not received from broker, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
February 24, 2022
We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.
23

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay VP Epoch U.S. Equity Yield Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) with respect to the Portfolio (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 8–9, 2021 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and Epoch in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2021 through December 2021, including information and materials furnished by New York Life Investments and Epoch in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or Epoch that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Portfolio and investment-related matters for the Portfolio as well as presentations from New York Life Investments and Epoch personnel. In addition, the Board took into account other information received from New
York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2021 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by the applicable share classes of the Portfolio, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and Epoch; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Epoch with respect to their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and Epoch. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and Epoch resulting from, among other things, the Board’s

24	MainStay VP Epoch U.S. Equity Yield Portfolio

consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to investors and that the Portfolio’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 8–9, 2021 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and Epoch
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of Epoch, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of Epoch and ongoing analysis of, and interactions with, Epoch with respect to, among other things, the Portfolio’s investment performance and risks as well as Epoch’s investment capabilities and subadvisory services with respect to the Portfolio.
The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program;
(iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Portfolio. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that Epoch provides to the Portfolio and considered the terms of each of the Advisory Agreements. The Board evaluated Epoch’s experience and performance in serving as subadvisor to the Portfolio and advising other portfolios and Epoch’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Epoch and New York Life Investments’ and Epoch’s overall resources, legal and compliance environment, capabilities, reputation and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and Epoch and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board reviewed Epoch’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the qualifications and experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and Epoch regarding the operations of their respective business continuity plans in response to the ongoing COVID-19 pandemic, including the remote working environment.
Based on these considerations, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio’s benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment
25

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Portfolio as compared to peer funds.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance attributable to Epoch as well as discussions between the Portfolio’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Epoch had taken, or had agreed to take, to seek to enhance Portfolio investment performance and the results of those actions. In considering the investment performance of the Portfolio, the Board noted that the Portfolio underperformed its peer funds for the one-, five- and ten-year periods ended July 31, 2021, and performed in line with its peer funds for the three-year period ended July 31, 2021. The Board considered its discussions with representatives from New York Life Investments and Epoch regarding the Portfolio’s investment performance.
Based on these considerations, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits Realized, by New York Life Investments and Epoch
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates and Epoch due to their relationships with the Portfolio. The Board considered that Epoch’s subadvisory fee had been negotiated at arm’s-length by New York Life Investments and that this fee is paid by New York Life Investments, not the Portfolio, and the relevance of Epoch’s profitability was considered by the Trustees in that context. On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Portfolio.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and Epoch and profits realized by New York Life Investments and its affiliates and Epoch, the Board considered, among other factors, New York Life Investments’ and its affiliates’ and Epoch’s continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio. The Board also considered the financial resources of New York Life Investments and Epoch and acknowledged that New York Life Investments and Epoch must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and Epoch to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Epoch in exchange for commissions paid by the Portfolio with respect to trades in the Portfolio’s portfolio securities. In this regard, the Board also requested and considered information from New York Life Investments concerning other material business relationships between Epoch and its affiliates and New York Life Investments and its affiliates and considered the existence of a strategic partnership between New York Life Investments and Epoch that relates to certain current and future products that represents a conflict of interest associated with New York Life Investments’ recommendation to approve the Subadvisory Agreement. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.

26	MainStay VP Epoch U.S. Equity Yield Portfolio

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolio were not excessive. With respect to Epoch, the Board considered that any profits realized by Epoch due to its relationship with the Portfolio are the result of arm’s-length negotiations between New York Life Investments and Epoch, acknowledging that any such profits are based on the subadvisory fee paid to Epoch by New York Life Investments, not the Portfolio.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fees paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fee paid to Epoch is paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and those of the similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.
Based on the factors outlined above, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Portfolio’s expense structure permits economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.
27

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
28	MainStay VP Epoch U.S. Equity Yield Portfolio

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Portfolio are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolio. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a
Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Nolan reached the age of 75 during the calendar year 2021. Accordingly, Mr. Nolan retired at the end of calendar year 2021, at which time, Ms. Hammond became a Trustee of the Portfolio. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Yie-Hsin Hung* 1962	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010	78	MainStay Funds: Trustee since 2017 (12 Funds);
MainStay Funds Trust: Trustee since 2017 (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2017;
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee
since March 2021; and
Turtle Beach Corporation: Director since April 2021
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
29

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021;VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Committee since 2018
Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007***	President, Strategic Management Advisors LLC since 1990	78	MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 Funds); MainStay Funds Trust: Chairman since 2017 and Trustee since 1990 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay Funds: Trustee since 2006 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Richard H. Nolan, Jr.**** 1946	MainStay VP Funds Trust: Trustee since 2006***	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay Funds: Trustee since 2007 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Independent Trustees
30	MainStay VP Epoch U.S. Equity Yield Portfolio

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (12 Funds);
MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Trustee since 2018, Chair of the Special Committee since 2019; and
Rhode Island School of Design: Trustee and Chair of the Finance Committee since 2015

Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC since 2018; President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds); MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Allstate Corporation: Director since 2015;
Partners in Health:Trustee since 2019 and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay Funds: Trustee since 1994 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund; Trustee since June 2021
**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
****	Pursuant to the Board's retirement policy, Mr. Nolan retired from the Board effective December 31, 2021.
Independent Trustees
31

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay VP Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since January 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust since 2017** and MainStay CBRE Global Infrastructure Megatrends Fund since 2021; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust since 2007**	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds Trust since 2009, MainStay Funds since 2007 and MainStay CBRE Global Infrastructure Megatrends Fund since 2021; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay VP Funds Trust since 2021, and 2014 to 2020	Vice President and Chief Compliance Officer, New York Life Investments Alternatives LLC and New York Life Investment Management Holdings LLC (since 2020); Vice President (since 2018) and Chief Compliance Officer (since 2016), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, IndexIQ Advisors LLC, IndexIQ Holdings Inc., IndexIQ LLC and IndexIQ Trust (since 2017); Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay Funds, MainStay Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2021 and 2014 to 2020); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust since 2010**	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds and MainStay Funds Trust since 2010 and MainStay CBRE Global Infrastructure Megatrends Fund since 2021
Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust since 2005**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds Trust since 2009 and MainStay Funds since 2005 and MainStay CBRE Global Infrastructure Megatrends Fund since 2021
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
32	MainStay VP Epoch U.S. Equity Yield Portfolio

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP MacKay S&P 500 Index Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP T. Rowe Price Equity Income Portfolio1
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Brown Advisory LLC
Baltimore, Maryland
Candriam Belgium S.A.*
Brussels, Belgium
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Capital Management LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
T. Rowe Price Associates, Inc.
Baltimore, Maryland
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
Effective on or about May 1, 2022, the MainStay VP T. Rowe Price Equity Income Portfolio will be renamed the MainStay VP American Century Sustainable Equity Portfolio.
Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC
Not part of the Annual Report

2021 Annual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2022 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
1802147	MSVPEUE11-02/22
(NYLIAC) NI521

MainStay VP T. Rowe Price Equity Income Portfolio

Message from the President and Annual Report
December 31, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
The COVID-19 pandemic and inflation drove market performance during the 12-month reporting period ended December 31, 2021. Against all expectations, the pandemic remained a persistent force worldwide, with widespread outbreaks of highly transmissible variants disrupting life in many locations despite the widespread availability of effective vaccines. Supported by government stimulus and accommodative monetary policies, most global economies expanded, exceeding pre-pandemic levels. However, the pandemic continued to claim lives, and the recovery proved uneven, with some industries struggling in the face of labor shortages, supply-chain bottlenecks and sharply rising commodity prices.
Spurred by economic growth and rising inflationary pressures, positive investor sentiment buoyed stock markets while bond markets lagged. In the United States, the S&P 500® Index, a widely regarded benchmark of market performance, produced strong gains led by energy and real estate, followed by information technology and financials. Materials and consumer staples lagged the Index by a small margin, while health care and industrials trailed further behind. The traditionally defensive utilities and consumer staples sectors underperformed by a greater margin, with both sectors challenged by rising commodity prices, with communication services as the only sector to generate negative returns. Small- and mid-cap stocks, which outperformed for much of the reporting period, lost ground to large-cap stocks in the closing months of 2021 as risk appetites diminished and trailed for the year as a whole. Similarly, value stocks outperformed growth-oriented shares during the first half of the year, then fell behind in November and December. In developed international equity markets, the U.K. and Eurozone led Asia, while, overall, the international market lagged its U.S. counterpart, particularly during the second half of the reporting period. Emerging market equities suffered broad losses, though returns varied widely from country to country with some, such as India, producing solidly positive returns while others, most notably China, experiencing punishing declines.
U.S. and international bond markets produced mixed performance, buffeted by rising interest rates while supported by accommodative monetary policies and strong corporate financial results. Expectations for a quick economic recovery in early 2021 drove rising yields and a steep selloff in traditional safe havens, such as government bonds. A partial recovery in the summer of 2021 was followed by another dip in the fall, prompted by signals from central banks of their intention to soon withdraw monetary accommodation as a first step toward raising rates in an effort to combat rising inflation. Increasingly hawkish rhetoric from the U.S. Federal Reserve in November and December further pressured the fixed-income asset class. Corporate bonds fared relatively well given the positive corporate earnings environment and historically low default rates, with lower-rated issues significantly outperforming investment-grade credits. Emerging market corporate bonds came under pressure late in the reporting period due to slowing Chinese economic growth associated with a government regulatory crackdown and heightened concerns regarding a debt crisis in the Chinese real estate sector.
Today, the pandemic remains deeply felt in the economy and our personal lives. Yet, at the same time, post-pandemic trends are beginning to play an increasing role in the financial markets. As a MainStay VP investor, you can rely on us to manage our portfolios with a careful eye on the ever-changing investment landscape and provide you with disciplined investment tools to help you reach your financial goals. Thank you for your continued trust, which we strive to earn every day.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information, which includes information about MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended December 31, 2021
Class	Inception Date	One Year	Five Years	Since Inception	Gross Expense Ratio[1]
Initial Class Shares	2/17/2012	25.49%	11.01%	11.10%	0.76%
Service Class Shares	2/17/2012	25.18	10.73	10.83	1.01

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	One Year	Five Years	Since Inception
Russell 1000® Value Index[1]	25.16%	11.16%	12.26%
S&P 500® Index[2]	28.71	18.47	15.82
Morningstar Large Value Category Average[3]	26.08	11.41	11.28

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
1.	The Russell 1000® Value Index is the Portfolio’s primary benchmark. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The S&P 500® Index is the Portfolio's secondary benchmark. “S&P 500®" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The Morningstar Large Value Category Average is representative of funds that invest primarily in big U.S. companies that are less expensive or growing more slowly than other large-cap stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP T. Rowe Price Equity Income Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2021 to December 31, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2021 to December 31, 2021. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended
December 31, 2021. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 7/1/21	Ending Account Value (Based on Actual Returns and Expenses) 12/31/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,060.30	$3.95	$1,021.37	$3.87	0.76%
Service Class Shares	$1,000.00	$1,058.90	$5.24	$1,020.11	$5.14	1.01%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP T. Rowe Price Equity Income Portfolio

Industry Composition as of December 31, 2021 (Unaudited)
Banks	8.6%
Insurance	8.4
Health Care Providers & Services	6.3
Semiconductors & Semiconductor Equipment	5.5
Oil, Gas & Consumable Fuels	5.4
Pharmaceuticals	4.6
Equity Real Estate Investment Trusts	4.6
Multi–Utilities	4.6
Capital Markets	4.4
Electric Utilities	4.2
Health Care Equipment & Supplies	3.8
Chemicals	3.5
Industrial Conglomerates	3.5
Media	3.1
Food Products	3.0
Air Freight & Logistics	2.6
Software	2.4
Biotechnology	2.3
Aerospace & Defense	2.3
Containers & Packaging	1.5
Household Products	1.5
Tobacco	1.4
Diversified Financial Services	1.2
Entertainment	1.1%
Automobiles	1.0
Commercial Services & Supplies	0.8
Machinery	0.7
Specialty Retail	0.7
Leisure Products	0.7
Hotels, Restaurants & Leisure	0.6
Multiline Retail	0.6
Communications Equipment	0.6
Beverages	0.5
Professional Services	0.5
Diversified Telecommunication Services	0.4
IT Services	0.4
Food & Staples Retailing	0.4
Electronic Equipment, Instruments & Components	0.3
Airlines	0.2
Energy Equipment & Services	0.1
Paper & Forest Products	0.0‡
Short–Term Investments	2.2
Other Assets, Less Liabilities	–0.5
100.0%
‡    Less than one-tenth of percent.
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of December 31, 2021 (excluding short-term investments) (Unaudited)
1.	Wells Fargo & Co.
2.	QUALCOMM, Inc.
3.	Southern Co. (The)
4.	United Parcel Service, Inc., Class B
5.	General Electric Co.
6.	American International Group, Inc.
7.	Anthem, Inc.
8.	TotalEnergies SE
9.	Tyson Foods, Inc., Class A
10.	Chubb Ltd.

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio manager John D. Linehan, CFA, of T. Rowe Price Associates, Inc., the Portfolio’s Subadvisor.
How did MainStay VP T. Rowe Price Equity Income Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2021?
For the 12 months ended December 31, 2021, MainStay VP T. Rowe Price Equity Income Portfolio returned 25.49% for Initial Class shares and 25.18% for Service Class shares. Over the same period, both share classes outperformed the 25.16% return of the Russell 1000® Value Index, which is the Portfolio’s primary benchmark, and underperformed the 28.71% return of the S&P 500® Index, which is the Portfolio’s secondary benchmark. For the 12 months ended December 31, 2021, both share classes underperformed the 26.08% return of the Morningstar Large Value Category Average.1
What factors affected the Portfolio’s relative performance during the reporting period?
The Portfolio outperformed the Russell 1000® Value Index during the reporting period, driven by both sector allocation and stock selection.
Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?
The financials sector made the strongest positive contribution to the Portfolio’s performance relative to the Russell 1000® Value Index due to stock selection. (Contributions take weightings and total returns into account.) The Portfolio’s information technology holdings also added value due to stock selection. The communication services sector had a positive impact on relative returns caused by the Portfolio’s underweight sector allocation.
Conversely, the consumer discretionary sector was the most significant detractor from the Portfolio’s relative returns due to security selection. The industrials and business services and health care sectors also undermined relative results as a result of security choices.
During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?
Leading positive contributors to the Portfolio’s absolute performance during the reporting period included positions in multinational financial services company Wells Fargo & Company, nitrogen producer CF Industries and insurance carrier American International Group (AIG).
Wells Fargo shares benefited from consumer credit resilience and action by the U.S. Federal Reserve (“Fed”) that allowed banks to resume returning capital to shareholders. The company also benefited from strong loan growth, despite shares being negatively affected by headlines about a civil penalty assessment related to deficiencies in Wells Fargo’s lending loss mitigation program. We continue to believe Wells Fargo has significant room for improvement in its results and an attractive valuation. Furthermore, the prospect of the asset cap—which the Fed imposed on Wells Fargo in 2018 that restricts the bank’s ability to grow its assets above a certain amount—eventually being removed could prove to be a tailwind for the company’s business and, ultimately, shares, as the asset cap has proven to be an overhang. We trimmed holdings throughout the reporting period to moderate the Portfolio’s position size.
Shares in CF Industries advanced after the company delivered an earnings report that showed strong execution in an uncertain environment caused by unfavorable weather. The company was also able to reduce operating rates while selling excess gas back into the market. Later in the reporting period, the company was negatively affected by surging European natural gas prices, leading it to shut down U.K. operations. We continue to appreciate the company’s position as a low-cost nitrogen producer and its ability to generate free cash flow. We sold shares to moderate the Portfolio’s position size.
AIG shares were buoyed by strength in property and casualty insurance pricing, along with a significant amount of cash available to be deployed into share buybacks and dividends. We like AIG’s strong balance sheet and attractive valuation, and believe the company is likely to benefit from the rising property and casualty cycle. The Portfolio sold shares on strength.
The most significant detractors from the Portfolio’s absolute performance during the reporting period included casino and resort company Las Vegas Sands, multinational cloud computing and virtualization technology company Citrix Systems, and medical device company Medtronic.
Las Vegas Sands stock posted negative total returns amid continued uncertainty around the recovery timeline for its Singapore and Macau gaming businesses, and more restrictive casino concession renewal terms in Macau. We remain optimistic about Las Vegas Sands’ reasonable risk/reward potential and potential upside driven by more normalized travel in Macau and Singapore. The Portfolio purchased shares during the reporting period.
Citrix Systems shares produced negative total returns as the company reported financial results that missed revenue targets and included lower-than-expected guidance. We are cognizant of the potential headwinds that Citrix Systems may experience as it transitions to a subscription-based business, but remain encouraged by the company’s competitive positioning and believe the market underappreciates the positive impact this transition may have. The Portfolio bought shares during the reporting period.

1.	See page 5 for more information on benchmark and peer group returns.
8	MainStay VP T. Rowe Price Equity Income Portfolio

Medtronic shares were pressured by investor uncertainty about the potential strength of the clinical trial data for the company’s renal denervation system, and as regulators flagged concerns in its diabetes business. We sold shares to moderate the Portfolio’s position size but continue to appreciate the company’s solid product pipeline and believe that new products, new markets and improved execution should help drive organic revenue growth over time.
Did the Portfolio make any significant purchases or sales during the reporting period?
The Portfolio initiated a position in global health services company Cigna and continued to add to its stake during the reporting period. In our view, the company has an attractive valuation and should benefit from an improved managed care environment over time. The Portfolio also initiated a position in asset bank Huntington Bancshares and continued to buy shares throughout the reporting period. We believe the company is well positioned to improve returns through its focus on technology, its ability to deliver growth through expansion markets, and the ability to extract efficiencies from its core footprint.
Significant sales during the reporting period included reduced positions in global investment bank Morgan Stanley and specialty chemical company DuPont de Nemours. The Portfolio sold some of its Morgan Stanley shares on strength, reinvesting the proceeds in companies with more attractive valuations. In the case of DuPont, while we appreciate the company’s efforts to position itself as a leader in electronic materials and industrial technology, we decided to reduce the Portfolio’s position to invest in higher-conviction ideas within the portfolio.
How did the Portfolio’s sector weightings change during the reporting period?
At the beginning of the reporting period, the Portfolio's largest overweight positions relative to the Index were utilities and energy. At the end of the reporting period, utilities and financials were the largest overweight positions. The most substantial increases in the Portfolio’s relative weighting were in the communication services and consumer discretionary sectors.
The Portfolio’s most substantially underweight positions relative to the Index at the beginning of the reporting period were in the communication services and consumer discretionary sectors. As of the end of the reporting period, communication services and consumer discretionary remained the Portfolio’s most substantially underweight positions. During the reporting period, the most substantial decreases in the Portfolio’s relative weighting occurred in energy and information technology.
It is important to note that the Portfolio uses a diversified, bottom-up investment strategy with a long-term focus that has historically resulted in lower turnover relative to peers. Changes to the Portfolio’s sector positioning are residual of our stock-selection process. In addition, the Russell 1000® Value Index was reconstituted in late June 2021. Accordingly, the changes in the Portfolio's sector weighting relative to the Index are, in part, a reflection of the reconstitution of the Index, rather than solely investment decisions made within the Portfolio.
How was the Portfolio positioned at the end of the reporting period?
As of December 31, 2021, the Portfolio’s largest sector positions relative to the Russell 1000® Value Index included utilities and financials. The utilities sector contains several companies that deliver durable cash flows and relatively high dividend yields. We were attracted to the durability of utility earnings and believed efforts to modernize the U.S. electric grid, while shifting more power production to renewables, offered a multiyear rate-base growth opportunity. In the financials sector, which represents a significant absolute weighting in the Portfolio, we tended to favor defensively positioned names with solid balance sheets and diversified revenue streams. We remained mindful of the adverse impact of lower interest rates on bank lending margins and potential weakening of the credit cycle.
As of the same date, the Portfolio’s most significantly underweight sector positions relative to the Index included communication services and consumer discretionary. In communication services, the Portfolio’s main exposure was to the media industry, with an emphasis on companies producing or distributing must-see content and generating strong cash flow. The Portfolio also held positions in the entertainment and diversified telecommunication services industries. In consumer discretionary, we remained cautious regarding industries that we believed were exposed to short- and long-term headwinds, such as continued fallout from the pandemic. At the same time, we favored industries that stood to benefit from continued consumer resilience.
The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
9

Portfolio of Investments December 31, 2021†
	Shares	Value
Common Stocks 95.9%
Aerospace & Defense 2.3%
Boeing Co. (The) (a)	24,089	$ 4,849,598
L3Harris Technologies, Inc.	36,093	7,696,471
		12,546,069
Air Freight & Logistics 2.6%
United Parcel Service, Inc., Class B	67,215	14,406,863
Airlines 0.2%
Southwest Airlines Co. (a)	31,934	1,368,053
Banks 8.6%
Bank of America Corp.	68,642	3,053,883
Citigroup, Inc.	27,237	1,644,842
Citizens Financial Group, Inc.	16,361	773,057
Fifth Third Bancorp	219,794	9,572,029
Huntington Bancshares, Inc.	368,300	5,679,186
JPMorgan Chase & Co.	20,230	3,203,420
PNC Financial Services Group, Inc. (The)	9,726	1,950,258
Wells Fargo & Co.	449,584	21,571,040
		47,447,715
Beverages 0.5%
Coca-Cola Co. (The)	50,472	2,988,447
Biotechnology 2.3%
AbbVie, Inc.	77,676	10,517,330
Biogen, Inc. (a)	5,300	1,271,576
Gilead Sciences, Inc.	12,045	874,588
		12,663,494
Capital Markets 4.4%
Bank of New York Mellon Corp. (The)	14,037	815,269
Charles Schwab Corp. (The)	37,715	3,171,832
Franklin Resources, Inc.	19,160	641,668
Goldman Sachs Group, Inc. (The)	17,016	6,509,471
Morgan Stanley	55,183	5,416,763
Raymond James Financial, Inc.	8,465	849,886
State Street Corp.	72,265	6,720,645
		24,125,534
Chemicals 3.5%
Akzo Nobel NV	18,671	2,051,294
CF Industries Holdings, Inc.	135,038	9,557,990
DuPont de Nemours, Inc.	15,026	1,213,800
International Flavors & Fragrances, Inc.	40,442	6,092,587
RPM International, Inc.	6,300	636,300
		19,551,971
	Shares	Value

Commercial Services & Supplies 0.8%
Stericycle, Inc. (a)	73,564	$ 4,387,357
Communications Equipment 0.6%
Cisco Systems, Inc.	52,647	3,336,240
Containers & Packaging 1.5%
International Paper Co.	177,597	8,343,507
Diversified Financial Services 1.2%
Equitable Holdings, Inc.	198,243	6,500,388
Diversified Telecommunication Services 0.4%
AT&T, Inc.	66,437	1,634,350
Verizon Communications, Inc.	12,653	657,450
		2,291,800
Electric Utilities 3.5%
Entergy Corp.	12,174	1,371,401
NextEra Energy, Inc.	34,258	3,198,327
Southern Co. (The)	205,828	14,115,684
Xcel Energy, Inc.	13,400	907,180
		19,592,592
Electronic Equipment, Instruments & Components 0.3%
TE Connectivity Ltd.	10,300	1,661,802
Energy Equipment & Services 0.1%
Halliburton Co.	19,432	444,410
Entertainment 1.1%
Walt Disney Co. (The) (a)	37,992	5,884,581
Equity Real Estate Investment Trusts 4.6%
Equity Residential	95,064	8,603,292
Rayonier, Inc.	109,929	4,436,735
Vornado Realty Trust	15,400	644,644
Welltower, Inc.	22,964	1,969,622
Weyerhaeuser Co.	235,341	9,691,342
		25,345,635
Food & Staples Retailing 0.4%
Walmart, Inc.	14,732	2,131,573
Food Products 3.0%
Conagra Brands, Inc.	168,732	5,762,198
Mondelez International, Inc., Class A	5,663	375,513

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP T. Rowe Price Equity Income Portfolio

	Shares	Value
Common Stocks (continued)
Food Products (continued)
Tyson Foods, Inc., Class A	122,249	$ 10,655,223
		16,792,934
Health Care Equipment & Supplies 3.4%
Becton Dickinson and Co.	33,831	8,507,820
Medtronic plc	66,108	6,838,873
Zimmer Biomet Holdings, Inc.	27,039	3,435,034
		18,781,727
Health Care Providers & Services 6.3%
Anthem, Inc.	28,101	13,025,938
Cardinal Health, Inc.	46,400	2,389,136
Centene Corp. (a)	43,100	3,551,440
Cigna Corp.	24,315	5,583,453
CVS Health Corp.	73,342	7,565,961
UnitedHealth Group, Inc.	5,500	2,761,770
		34,877,698
Hotels, Restaurants & Leisure 0.6%
Las Vegas Sands Corp. (a)	95,391	3,590,517
Household Products 1.5%
Kimberly-Clark Corp.	58,107	8,304,652
Industrial Conglomerates 3.5%
3M Co.	6,300	1,119,069
General Electric Co.	147,056	13,892,380
Siemens AG, Sponsored ADR	48,460	4,196,636
		19,208,085
Insurance 8.4%
American International Group, Inc.	239,590	13,623,088
Chubb Ltd.	55,104	10,652,154
Hartford Financial Services Group, Inc. (The)	36,000	2,485,440
Loews Corp.	156,470	9,037,707
Marsh & McLennan Cos., Inc.	4,712	819,040
MetLife, Inc.	157,818	9,862,047
		46,479,476
IT Services 0.4%
Fiserv, Inc. (a)	21,650	2,247,054
Leisure Products 0.7%
Mattel, Inc. (a)	169,365	3,651,509
	Shares	Value

Machinery 0.7%
Flowserve Corp.	14,635	$ 447,831
PACCAR, Inc.	28,289	2,496,787
Snap-on, Inc.	5,389	1,160,683
		4,105,301
Media 3.1%
Comcast Corp., Class A	162,556	8,181,443
Fox Corp., Class B	87,691	3,005,171
News Corp., Class A	267,676	5,971,852
		17,158,466
Multiline Retail 0.6%
Kohl's Corp.	68,321	3,374,374
Multi-Utilities 4.3%
Ameren Corp.	38,975	3,469,165
Dominion Energy, Inc.	67,900	5,334,224
NiSource, Inc.	220,483	6,087,536
Sempra Energy	67,276	8,899,269
		23,790,194
Oil, Gas & Consumable Fuels 5.4%
Chevron Corp.	7,749	909,345
EOG Resources, Inc.	67,334	5,981,279
Exxon Mobil Corp.	73,595	4,503,278
Hess Corp.	5,080	376,072
Occidental Petroleum Corp.	36,463	1,057,062
Targa Resources Corp.	8,911	465,511
TC Energy Corp. (b)	71,657	3,334,917
TotalEnergies SE	202,099	10,268,904
TotalEnergies SE, Sponsored ADR (b)	54,900	2,715,354
		29,611,722
Paper & Forest Products 0.0% ‡
Sylvamo Corp. (a)	413	11,519
Pharmaceuticals 4.6%
AstraZeneca plc, Sponsored ADR	37,400	2,178,550
GlaxoSmithKline plc	27,935	607,478
Johnson & Johnson	38,694	6,619,383
Merck & Co., Inc.	53,311	4,085,755
Organon & Co.	2,381	72,502
Pfizer, Inc.	119,899	7,080,036
Sanofi	32,872	3,315,086
Sanofi, ADR	28,863	1,446,036
		25,404,826
Professional Services 0.5%
Nielsen Holdings plc	128,661	2,638,837
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments December 31, 2021† (continued)
	Shares	Value
Common Stocks (continued)
Semiconductors & Semiconductor Equipment 5.5%
Applied Materials, Inc.	37,183	$ 5,851,117
NXP Semiconductors NV	9,702	2,209,921
QUALCOMM, Inc.	90,570	16,562,536
Texas Instruments, Inc.	31,346	5,907,781
		30,531,355
Software 2.4%
Citrix Systems, Inc.	43,602	4,124,313
Microsoft Corp.	26,861	9,033,892
		13,158,205
Specialty Retail 0.7%
TJX Cos., Inc. (The)	50,459	3,830,847
Tobacco 1.4%
Altria Group, Inc.	26,630	1,261,996
Philip Morris International, Inc.	69,251	6,578,845
		7,840,841
Total Common Stocks (Cost $375,225,089)		530,408,170
Convertible Preferred Stocks 1.4%
Electric Utilities 0.7%
NextEra Energy, Inc., 5.279%	33,097	1,904,401
Southern Co. (The), 6.75%	41,886	2,251,373
		4,155,774
Health Care Equipment & Supplies 0.4%
Becton Dickinson and Co., 6.00% (b)	37,419	1,973,852
Multi-Utilities 0.3%
NiSource, Inc., 7.75% (b)	15,018	1,681,866
Total Convertible Preferred Stocks (Cost $7,085,026)		7,811,492
Preferred Stock 1.0%
Automobiles 1.0%
Volkswagen AG, ADR	273,843	5,498,767
Total Preferred Stock (Cost $4,572,143)		5,498,767
	Shares	Value
Short-Term Investments 2.2%
Affiliated Investment Company 1.4%
MainStay U.S. Government Liquidity Fund, 0.01% (c)	7,977,354	$ 7,977,354
Unaffiliated Investment Companies 0.8%
Goldman Sachs Financial Square Government Fund, 0.026% (c)(d)	1,000,000	1,000,000
Wells Fargo Government Money Market Fund, 0.10% (c)(d)	3,189,045	3,189,045
Total Unaffiliated Investment Companies (Cost $4,189,045)		4,189,045
Total Short-Term Investments (Cost $12,166,399)		12,166,399
Total Investments (Cost $399,048,657)	100.5%	555,884,828
Other Assets, Less Liabilities	(0.5)	(2,497,038)
Net Assets	100.0%	$ 553,387,790

†	Percentages indicated are based on Portfolio net assets.
‡	Less than one-tenth of a percent.
(a)	Non-income producing security.
(b)	All or a portion of this security was held on loan. As of December 31, 2021, the aggregate market value of securities on loan was $5,012,020; the total market value of collateral held by the Portfolio was $5,234,735. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $1,045,690. The Portfolio received cash collateral with a value of $4,189,045. (See Note 2(I))
(c)	Current yield as of December 31, 2021.
(d)	Represents a security purchased with cash collateral received for securities on loan.

Abbreviation(s):
ADR—American Depositary Receipt

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP T. Rowe Price Equity Income Portfolio

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 530,408,170	$ —	$ —	$ 530,408,170
Convertible Preferred Stocks	7,811,492	—	—	7,811,492
Preferred Stock	5,498,767	—	—	5,498,767
Short-Term Investments
Affiliated Investment Company	7,977,354	—	—	7,977,354
Unaffiliated Investment Companies	4,189,045	—	—	4,189,045
Total Short-Term Investments	12,166,399	—	—	12,166,399
Total Investments in Securities	$ 555,884,828	$ —	$ —	$ 555,884,828

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statement of Assets and Liabilities as of December 31, 2021
Assets
Investment in unaffiliated securities, at value (identified cost $391,071,303) including securities on loan of $5,012,020	$547,907,474
Investment in affiliated investment companies, at value (identified cost $7,977,354)	7,977,354
Receivables:
Investment securities sold	2,145,485
Dividends and interest	878,518
Securities lending	1,437
Portfolio shares sold	256
Other assets	3,873
Total assets	558,914,397
Liabilities
Cash collateral received for securities on loan	4,189,045
Payables:
Investment securities purchased	594,875
Manager (See Note 3)	332,475
Portfolio shares redeemed	262,733
Professional fees	57,459
NYLIFE Distributors (See Note 3)	47,791
Shareholder communication	33,910
Custodian	6,675
Trustees	911
Accrued expenses	733
Total liabilities	5,526,607
Net assets	$553,387,790
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 39,797
Additional paid-in-capital	339,692,318
339,732,115
Total distributable earnings (loss)	213,655,675
Net assets	$553,387,790
Initial Class
Net assets applicable to outstanding shares	$324,377,865
Shares of beneficial interest outstanding	23,288,277
Net asset value per share outstanding	$ 13.93
Service Class
Net assets applicable to outstanding shares	$229,009,925
Shares of beneficial interest outstanding	16,509,065
Net asset value per share outstanding	$ 13.87

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP T. Rowe Price Equity Income Portfolio

Statement of Operations for the year ended December 31, 2021
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $227,415)	$ 12,548,921
Interest	34,060
Securities lending	16,334
Dividends-affiliated	584
Other	1,270
Total income	12,601,169
Expenses
Manager (See Note 3)	3,908,401
Distribution/Service—Service Class (See Note 3)	581,532
Professional fees	101,676
Shareholder communication	37,666
Custodian	27,888
Trustees	11,754
Miscellaneous	29,344
Total expenses	4,698,261
Net investment income (loss)	7,902,908
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	58,107,694
Foreign currency transactions	4,913
Foreign currency forward transactions	288
Net realized gain (loss)	58,112,895
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	56,573,738
Translation of other assets and liabilities in foreign currencies	(1,492)
Net change in unrealized appreciation (depreciation)	56,572,246
Net realized and unrealized gain (loss)	114,685,141
Net increase (decrease) in net assets resulting from operations	$122,588,049
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statements of Changes in Net Assets
for the years ended December 31, 2021 and December 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 7,902,908	$ 12,775,127
Net realized gain (loss)	58,112,895	2,096,702
Net change in unrealized appreciation (depreciation)	56,572,246	(30,283,571)
Net increase (decrease) in net assets resulting from operations	122,588,049	(15,411,742)
Distributions to shareholders:
Initial Class	(12,318,709)	(35,016,325)
Service Class	(8,560,289)	(22,876,840)
Total distributions to shareholders	(20,878,998)	(57,893,165)
Capital share transactions:
Net proceeds from sales of shares	11,605,051	38,760,574
Net asset value of shares issued to shareholders in reinvestment of distributions	20,878,998	57,893,165
Cost of shares redeemed	(110,225,246)	(220,766,449)
Increase (decrease) in net assets derived from capital share transactions	(77,741,197)	(124,112,710)
Net increase (decrease) in net assets	23,967,854	(197,417,617)
Net Assets
Beginning of year	529,419,936	726,837,553
End of year	$ 553,387,790	$ 529,419,936
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP T. Rowe Price Equity Income Portfolio

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Initial Class	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 11.56	$ 12.89	$ 11.39	$ 14.10	$ 12.99
Net investment income (loss) (a)	0.21	0.25	0.29	0.29	0.24
Net realized and unrealized gain (loss)	2.71	(0.33)	2.58	(1.40)	1.83
Total from investment operations	2.92	(0.08)	2.87	(1.11)	2.07
Less distributions:
From net investment income	(0.34)	(0.40)	(0.31)	(0.29)	(0.30)
From net realized gain on investments	(0.21)	(0.85)	(1.06)	(1.31)	(0.66)
Total distributions	(0.55)	(1.25)	(1.37)	(1.60)	(0.96)
Net asset value at end of year	$ 13.93	$ 11.56	$ 12.89	$ 11.39	$ 14.10
Total investment return (b)	25.49%	0.96%	26.36%(c)	(9.38)%	16.20%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.57%	2.32%	2.30%	2.11%	1.78%
Net expenses (d)	0.76%	0.76%	0.75%	0.77%	0.77%
Portfolio turnover rate	18%	28%	16%	22%	24%
Net assets at end of year (in 000's)	$ 324,378	$ 302,584	$ 464,120	$ 431,672	$ 469,556

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In 2019, the Portfolio’s total investment return includes impact of payments from affiliates due to trade communications error. Excluding these items, total return would have been 26.36%.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended December 31,
Service Class	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 11.51	$ 12.83	$ 11.34	$ 14.04	$ 12.94
Net investment income (loss) (a)	0.17	0.22	0.26	0.25	0.21
Net realized and unrealized gain (loss)	2.71	(0.33)	2.56	(1.39)	1.82
Total from investment operations	2.88	(0.11)	2.82	(1.14)	2.03
Less distributions:
From net investment income	(0.31)	(0.36)	(0.27)	(0.25)	(0.27)
From net realized gain on investments	(0.21)	(0.85)	(1.06)	(1.31)	(0.66)
Total distributions	(0.52)	(1.21)	(1.33)	(1.56)	(0.93)
Net asset value at end of year	$ 13.87	$ 11.51	$ 12.83	$ 11.34	$ 14.04
Total investment return (b)	25.18%	0.71%	26.04%(c)	(9.61)%	15.91%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.32%	2.05%	2.05%	1.84%	1.54%
Net expenses (d)	1.01%	1.01%	1.00%	1.02%	1.02%
Portfolio turnover rate	18%	28%	16%	22%	24%
Net assets at end of year (in 000's)	$ 229,010	$ 226,836	$ 262,717	$ 257,159	$ 348,450

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In 2019, the Portfolio’s total investment return includes impact of payments from affiliates due to trade communications error. Excluding these items, total return would have been 26.04%.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Notes to Financial Statements
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP T. Rowe Price Equity Income Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio (formerly known as MainStay VP Moderate Growth Allocation Portfolio) and MainStay VP Equity Allocation Portfolio (formerly known as MainStay VP Growth Allocation Portfolio), which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	February 17, 2012
Service Class	February 17, 2012
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek a high level of dividend income and long-term capital growth primarily through investments in stocks.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
The Board of Trustees of the Fund (the "Board") adopted procedures establishing methodologies for the valuation of the Portfolio's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the

18	MainStay VP T. Rowe Price Equity Income Portfolio

asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2021, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The
Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio's valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of December 31, 2021, were fair valued in such a manner.
If the principal market of certain foreign equity securities is closed in observance of a local foreign holiday, these securities are valued using the last closing price of regular trading on the relevant exchange and fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board. These securities are generally categorized as Level 2 in the hierarchy. No securities held by the Portfolio as of December 31, 2021, were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
19

Notes to Financial Statements (continued)
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Foreign Currency Forward Contracts. The Portfolio may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Portfolio is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on the settlement date.

20	MainStay VP T. Rowe Price Equity Income Portfolio

When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract. The Portfolio may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.
The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Portfolio faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Portfolio than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Portfolio's assets. Moreover, there may be an imperfect correlation between the Portfolio's holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent the Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Portfolio's exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. As of December 31, 2021, the Portfolio did not hold any foreign currency forward contracts.
(H) Foreign Currency Transactions. The Portfolio's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(I) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of December 31, 2021, are shown in the Portfolio of Investments.
Prior to February 22, 2021, these services were provided by State Street Bank and Trust Company (“State Street”).
(J) Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.
21

Notes to Financial Statements (continued)
Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments.
The Portfolio invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(K) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
(L) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Portfolio's derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio's financial positions, performance and cash flows.
The Portfolio entered into foreign currency forward contracts to .
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2021:
Net Realized Gain (Loss) from:	Foreign Exchange Contracts Risk	Total
Forward Contracts	$288	$288
Total Net Realized Gain (Loss)	$288	$288
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. During a portion of the year ended December 31, 2021, the Portfolio reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. T. Rowe Price Associates, Inc. (“T. Rowe” or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and T. Rowe, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.725% up to $500 million; 0.70% from $500 million to $1 billion; and 0.675% in excess of $1 billion. During the year ended December 31, 2021, the effective management fee rate was 0.72%.
During the year ended December 31, 2021, New York Life Investments earned fees from the Portfolio in the amount of $3,908,401 and paid the Subadvisor fees of $1,611,888.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Prior to February 22, 2021, these services were provided by State Street.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service

22	MainStay VP T. Rowe Price Equity Income Portfolio

fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
(C) Investments in Affiliates (in 000’s).  During the year ended December 31, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 4,433	$ 104,720	$ (101,176)	$ —	$ —	$ 7,977	$ 1	$ —	7,977

Note 4-Federal Income Tax
As of December 31, 2021, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$403,784,043	$157,053,719	$(4,952,934)	$152,100,785
As of December 31, 2021, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$13,899,834	$47,597,781	$58,662	$152,099,398	$213,655,675
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, cumulative convertible bond adjustments, and debt to equity adjustments. The other temporary differences are primarily due to deferred dividends from Real Estate Investment Trusts ("REITs").
During the years ended December 31, 2021 and December 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2021	2020
Distributions paid from:
Ordinary Income	$14,172,080	$19,264,249
Long-Term Capital Gains	6,706,918	38,628,916
Total	$20,878,998	$57,893,165
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Prior to February 22, 2021, these services were provided by State Street. The services provided by State Street were a direct expense of the Portfolio and are included in the Statement of Operations as Custodian fees which totaled $4,050 for the period January 1, 2021 through February 21, 2021.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate ("LIBOR"), whichever is higher. The Credit Agreement expires on July 26, 2022, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2021, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended

23

Notes to Financial Statements (continued)
December 31, 2021, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended December 31, 2021, purchases and sales of securities, other than short-term securities, were $95,214 and $187,978, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended December 31, 2021 and December 31, 2020, were as follows:
Initial Class	Shares	Amount
Year ended December 31, 2021:
Shares sold	677,739	$ 9,236,783
Shares issued to shareholders in reinvestment of distributions	926,930	12,318,709
Shares redeemed	(4,493,782)	(57,536,915)
Net increase (decrease)	(2,889,113)	$ (35,981,423)
Year ended December 31, 2020:
Shares sold	3,081,157	$ 28,201,342
Shares issued to shareholders in reinvestment of distributions	3,500,827	35,016,325
Shares redeemed	(16,423,541)	(175,944,865)
Net increase (decrease)	(9,841,557)	$(112,727,198)

Service Class	Shares	Amount
Year ended December 31, 2021:
Shares sold	178,175	$ 2,368,268
Shares issued to shareholders in reinvestment of distributions	646,396	8,560,289
Shares redeemed	(4,014,733)	(52,688,331)
Net increase (decrease)	(3,190,162)	$ (41,759,774)
Year ended December 31, 2020:
Shares sold	1,070,152	$ 10,559,232
Shares issued to shareholders in reinvestment of distributions	2,294,568	22,876,840
Shares redeemed	(4,138,334)	(44,821,584)
Net increase (decrease)	(773,614)	$ (11,385,512)
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2021, events and transactions subsequent to December 31, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified, other than the following:
At meetings held on December 8-9, 2021, the Board considered and approved, among other related proposals, to be effective on or about May 1, 2022: (i) terminating T. Rowe as the Portfolio's Subadvisor; (ii) appointing American Century Investment Management, Inc. as the Portfolio's Subadvisor and the related Subadvisory Agreement; (iii) changing the Portfolio's name, modifying its non-fundamental "names rule" investment policy and reducing its management fee; (iv) changing the Portfolio's investment objective; (v) changing the Portfolio's primary benchmark; and (vi) modifying the Portfolio's principal investment strategies and investment process.

24	MainStay VP T. Rowe Price Equity Income Portfolio

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MainStay VP Funds Trust and Shareholders of
MainStay VP T. Rowe Price Equity Income Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP T. Rowe Price Equity Income Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
February 24, 2022
We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.
25

Board Consideration and Approval of Management Agreement and Subadvisory Agreements (Unaudited)
The continuation of the Management Agreement with respect to the MainStay VP T. Rowe Price Equity Income Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and T. Rowe Price Associates, Inc. (“T. Rowe”) with respect to the Portfolio (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 8–9, 2021 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and T. Rowe in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2021 through December 2021, including information and materials furnished by New York Life Investments and T. Rowe in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or T. Rowe that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Portfolio and investment-related matters for the Portfolio as well as presentations from New York Life Investments and T. Rowe personnel. In addition, the Board took into account other information received from New
York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2021 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Portfolio’s distribution arrangements. The Board also took into account New York Life Investments’ proposal and the Board’s approval to terminate the Subadvisory Agreement, approve a new subadvisory agreement between New York Life Investments and American Century Investment Management, Inc. with respect to the Portfolio and reposition the Portfolio, effective on or about May 1, 2022. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by the applicable share classes of the Portfolio, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and T. Rowe; (ii) the qualifications of the portfolio manager of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and T. Rowe; (iii) the costs of the services provided, and profits realized, by New York Life Investments and T. Rowe with respect to their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio.

26	MainStay VP T. Rowe Price Equity Income Portfolio

The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and T. Rowe. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and T. Rowe resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to investors and that the Portfolio’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 8–9, 2021 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and T. Rowe
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of T. Rowe, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of T. Rowe and ongoing analysis of, and interactions with, T. Rowe with respect to, among other things, the Portfolio’s investment performance and risks as well as T. Rowe’s investment capabilities and subadvisory services with respect to the Portfolio.
The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Portfolio. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that T. Rowe provides to the Portfolio and considered the terms of each of the Advisory Agreements. The Board evaluated T. Rowe’s experience and performance in serving as subadvisor to the Portfolio and advising other portfolios and T. Rowe’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at T. Rowe and New York Life Investments’ and T. Rowe’s overall resources, legal and compliance environment, capabilities, reputation and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and T. Rowe and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board reviewed T. Rowe’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the qualifications and experience of the Portfolio’s portfolio manager, the number of accounts managed by the portfolio manager and the method for compensating the portfolio manager.
In addition, the Board considered information provided by New York Life Investments and T. Rowe regarding the operations of their respective business continuity plans in response to the ongoing COVID-19 pandemic, including the remote working environment.
Based on these considerations, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks. The Board
27

Board Consideration and Approval of Management Agreement and Subadvisory Agreements (Unaudited) (continued)
considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio’s benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Portfolio as compared to peer funds.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance attributable to T. Rowe as well as discussions between the Portfolio’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or T. Rowe had taken, or had agreed to take, to seek to enhance Portfolio investment performance and the results of those actions.
Based on these considerations, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits Realized, by New York Life Investments and T. Rowe
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates and T. Rowe due to their relationships with the Portfolio. The Board considered that T. Rowe’s subadvisory fee had been negotiated at arm’s-length by New York Life Investments and that this fee is paid by New York Life Investments, not the Portfolio, and the relevance of T. Rowe’s profitability was considered by the Trustees in that context. On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Portfolio.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and T. Rowe and profits realized by New York Life Investments and its affiliates and T. Rowe, the Board considered, among other factors, New York Life Investments’ and its affiliates’ and T. Rowe’s continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the
Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio. The Board also considered the financial resources of New York Life Investments and T. Rowe and acknowledged that New York Life Investments and T. Rowe must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and T. Rowe to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to T. Rowe from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to T. Rowe in exchange for commissions paid by the Portfolio with respect to trades in the Portfolio’s portfolio securities. In this regard, the Board also requested and considered information from New York Life Investments concerning other material business relationships between T. Rowe and its affiliates and New York Life Investments and its affiliates. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.
The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board

28	MainStay VP T. Rowe Price Equity Income Portfolio

observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolio were not excessive. With respect to T. Rowe, the Board considered that any profits realized by T. Rowe due to its relationship with the Portfolio are the result of arm’s-length negotiations between New York Life Investments and T. Rowe, acknowledging that any such profits are based on the subadvisory fee paid to T. Rowe by New York Life Investments, not the Portfolio.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fees paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fee paid to T. Rowe is paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and T. Rowe on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and those of the similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints and voluntary waivers on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds. The Board considered its discussions with representatives from New York Life Investments regarding the management fee and total net expenses paid by the Portfolio.
Based on the factors outlined above, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Portfolio’s expense structure permits economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.
29

Board Consideration and Approval of Subadvisory Agreement with American Century Investment Management Company, Inc. (Unaudited)
The Subadvisory Agreement (“New Subadvisory Agreement”) between New York Life Investment Management LLC (“New York Life Investments”) and American Century Investment Management Company, Inc. (“American Century”) with respect to the MainStay VP American Century Sustainable Equity Portfolio (formerly known as the MainStay VP T. Rowe Price Equity Income Portfolio) (“Portfolio”), must be approved initially and, following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 8-9, 2021 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the New Subadvisory Agreement for an initial two-year period.
At a meeting held on December 8-9, 2021, the Board considered and approved New York Life Investments’ recommendations to appoint American Century as the subadvisor to the Portfolio, to approve the New Subadvisory Agreement, to approve the related changes to the Portfolio’s investment objective, principal investment strategies, name, investment process and primary benchmark and to approve the reduction of the Portfolio’s contractual management fee (the “Repositioning”), all effective on or about May 1, 2022. The Board noted that the material terms of the New Subadvisory Agreement are substantially identical to the terms of the then-current subadvisory agreement with T. Rowe Price Associates, Inc. (“T. Rowe”) with respect to the Portfolio, but that the proposed subadvisory fee under the New Subadvisory Agreement with American Century is lower than the subadvisory fee paid to T. Rowe at every level of assets under the then-current subadvisory agreement.
In reaching the decisions to approve the Repositioning and New Subadvisory Agreement, the Board considered information furnished by New York Life Investments and American Century in connection with meetings of the Board and its Contracts, Investment and Risk and Compliance Oversight Committees held on December 8-9, 2021, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. The Board also considered information on the fees charged to another investment advisory client of American Century that follows investment strategies similar to those proposed for the Portfolio, as repositioned, and the rationale for any differences in the Portfolio’s proposed subadvisory fee and the fees charged to such other investment advisory client. In addition, the Board considered information previously provided to the Board in connection with its review of the subadvisory agreements for other funds in the MainStay Group of Funds, as deemed relevant to each Trustee. The Board also considered information furnished by American Century in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.
The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the New Subadvisory Agreement and investment performance reports on the Portfolio as well as presentations from New York Life Investments and American Century personnel. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments.
In considering the Repositioning and the New Subadvisory Agreement, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services to be provided to the Portfolio by American Century; (ii) the investment performance of the Portfolio, the qualifications of the proposed portfolio managers of the Portfolio and the historical investment performance of another investment advisory client managed by such portfolio managers with investment strategies similar to those of the Portfolio, as repositioned; (iii) the anticipated costs of the services to be provided, and profits expected to be realized, by American Century from its relationship with the Portfolio; (iv) the extent to which economies of scale may be realized if the Portfolio grows and the extent to which economies of scale may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s proposed subadvisory fee to be paid by New York Life Investments to American Century and estimated total ordinary operating expenses. Although the Board recognized that comparisons between the Portfolio’s proposed fees and estimated expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s proposed fees and estimated total ordinary operating expenses as compared to the peer funds identified by Institutional Shareholder Services, Inc. (“ISS”).
Although individual Trustees may have weighed certain factors or information differently, the Board’s decisions to approve the Repositioning and the New Subadvisory Agreement were based on a consideration of the information provided to the Trustees throughout the year, such as a presentation from American Century personnel, as well as information furnished specifically in connection with the contract review process for the Portfolio, in each case as deemed relevant to each Trustee. The Trustees noted that, throughout the year, the Trustees would be afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and American Century. The Board took note of New York Life Investments’ belief that American Century, with its resources and historical investment performance track record for strategies similar to those of the Portfolio, as repositioned, is well qualified to serve as the Portfolio’s subadvisor. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable

30	MainStay VP T. Rowe Price Equity Income Portfolio

annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to the Portfolio’s shareholders, and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio.
The factors that figured prominently in the Board’s decisions to approve the Repositioning and the New Subadvisory Agreement are summarized in more detail below, and the Board did not consider any factor or information controlling in reaching such decisions.
Nature, Extent and Quality of Services to be Provided by American Century
In considering the Repositioning and the New Subadvisory Agreement, the Board considered New York Life Investments’ responsibilities as manager of the Portfolio, noting that New York Life Investments is responsible for supervising the Portfolio’s subadvisor. The Board examined the nature, extent and quality of the investment advisory services that American Century proposed to provide to the Portfolio. Further, the Board evaluated and/or examined the following with regard to American Century:
•    experience in providing investment advisory services;
•    experience in serving as advisor to another investment advisory client with similar strategies as those of the Portfolio, as repositioned, and the performance track record of such investment advisory client;
•    experience of investment advisory, senior management and administrative personnel;
•    overall legal and compliance environment, resources and history and policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by American Century;
•    New York Life Investments’ and American Century’s belief that their respective compliance policies, procedures and systems are reasonably designed to prevent violation of the federal securities laws and their commitment to further developing and strengthening compliance programs relating to the MainStay Group of Funds generally and the Portfolio specifically;
•    ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio;
•    portfolio construction and risk management processes;
•    experience of the Portfolio’s proposed portfolio managers, including with respect to investment strategies similar to those of the Portfolio, as repositioned, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers; and
•    overall reputation, financial condition and assets under management.
Based on these considerations, the Board concluded that the Portfolio would likely benefit from the nature, extent and quality of the proposed investment advisory services to be provided by American Century.
Investment Performance
In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio’s benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance and other alternatives to the Repositioning and the New Subadvisory Agreement considered by New York Life Investments. In addition, the Board considered discussions between the Portfolio’s current portfolio management team and the Investment Committee of the Board. The Board further considered that shareholders may benefit from American Century’s investment process, including its portfolio construction and risk management processes. The Board noted that the Repositioning had not yet been implemented so an investment performance track record for the Portfolio, as repositioned, was not available.
The Board evaluated the Portfolio’s proposed portfolio management team, investment process, strategies and risks. The Board noted that American Century currently manages another investment advisory client with investment strategies similar to those of the Portfolio, as repositioned. Additionally, the Board considered the historical performance of such investment advisory client. Based on these considerations, the Board concluded that the Portfolio was likely to be managed responsibly and capably by American Century.
Based on these considerations, the Board concluded that the selection of American Century as the subadvisor to the Portfolio is likely to benefit the Portfolio’s long-term investment performance.
Costs of the Services to be Provided, and Profits to be Realized, by American Century
The Board considered the anticipated costs of the services to be provided by American Century under the New Subadvisory Agreement and the profits expected to be realized by American Century due to its relationship with the Portfolio. The Board considered that American Century’s subadvisory fee had been negotiated at arm’s-length by New York Life Investments and that these fees would be paid by New York Life Investments, not the Portfolio, and would be lower than the subadvisory fee paid to T. Rowe under the then-current subadvisory agreement at every level of assets.
In evaluating the anticipated costs of the services to be provided by American Century and profits expected to be realized by American Century, the Board considered, among other factors, American Century’s investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the services proposed to be provided to the Portfolio, and that New York
31

Board Consideration and Approval of Subadvisory Agreement with American Century Investment Management Company, Inc. (Unaudited) (continued)
Life Investments would be responsible for paying the subadvisory fee to American Century. The Board also considered the financial resources of American Century and acknowledged that American Century must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for American Century to be able to provide high-quality services to the Portfolio. The Board also considered that New York Life Investments proposed to reduce the contractual management fee for the Portfolio in connection with the Repositioning.
In considering anticipated costs and profitability, the Board also considered certain fall-out benefits that may be realized by American Century due to its relationship with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the potential benefits to American Century from legally permitted “soft-dollar” arrangements by which brokers would provide research and other services to American Century in exchange for commissions paid by the Portfolio with respect to trades in the Portfolio’s portfolio securities.
The Board took into account the fact that the Portfolio would undergo changes to its principal investment strategies in connection with the Repositioning. The Board noted estimates from New York Life Investments and American Century that a significant portion of the holdings of the Portfolio would be sold to align the Portfolio’s holdings with the strategies that would be pursued by American Century. Additionally, the Board considered New York Life Investments’ representation that New York Life Investments would work closely with American Century to seek to execute the optimal transition strategy and that New York Life Investments would make every effort to minimize potential direct and indirect costs associated with the Repositioning.
The Board considered that any profits realized by American Century due to its relationship with the Portfolio would be the result of arm’s-length negotiations between New York Life Investments and American Century, acknowledging that any such profits would be based on fees paid to American Century by New York Life Investments, not the Portfolio.
Subadvisory Fee and Estimated Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee to be paid under the New Subadvisory Agreement and the Portfolio’s estimated total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee to be paid by the Portfolio to New York Life Investments because the subadvisory fee to be paid to American Century would be paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee to be paid by New York Life Investments and the amount of the management fee expected to be retained by New York Life Investments.
In assessing the reasonableness of the Portfolio’s proposed fees and estimated expenses, the Board considered information provided by ISS on fees and expenses of peer funds, and the Board considered information provided by American Century on fees charged to another investment advisory client that follows investment strategies similar to those of the Portfolio, as repositioned. The Board considered the similarities and differences in the contractual fee schedules of the Portfolio and such investment advisory client, taking into account the rationale for any differences in fee schedules and noted that New York Life Investments proposed to reduce the Portfolio’s contractual management fee. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.
Based on the factors outlined above, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Portfolio’s proposed expense structure would permit economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s proposed expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the Repositioning and the New Subadvisory Agreement.

32	MainStay VP T. Rowe Price Equity Income Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
33

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Portfolio are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolio. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a
Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Nolan reached the age of 75 during the calendar year 2021. Accordingly, Mr. Nolan retired at the end of calendar year 2021, at which time, Ms. Hammond became a Trustee of the Portfolio. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Yie-Hsin Hung* 1962	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010	78	MainStay Funds: Trustee since 2017 (12 Funds);
MainStay Funds Trust: Trustee since 2017 (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2017;
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee
since March 2021; and
Turtle Beach Corporation: Director since April 2021
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
34	MainStay VP T. Rowe Price Equity Income Portfolio

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021;VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Committee since 2018
Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007***	President, Strategic Management Advisors LLC since 1990	78	MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 Funds); MainStay Funds Trust: Chairman since 2017 and Trustee since 1990 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay Funds: Trustee since 2006 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Richard H. Nolan, Jr.**** 1946	MainStay VP Funds Trust: Trustee since 2006***	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay Funds: Trustee since 2007 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Independent Trustees
35

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (12 Funds);
MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Trustee since 2018, Chair of the Special Committee since 2019; and
Rhode Island School of Design: Trustee and Chair of the Finance Committee since 2015

Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC since 2018; President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds); MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Allstate Corporation: Director since 2015;
Partners in Health:Trustee since 2019 and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay Funds: Trustee since 1994 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund; Trustee since June 2021
**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
****	Pursuant to the Board's retirement policy, Mr. Nolan retired from the Board effective December 31, 2021.
Independent Trustees
36	MainStay VP T. Rowe Price Equity Income Portfolio

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay VP Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since January 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust since 2017** and MainStay CBRE Global Infrastructure Megatrends Fund since 2021; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust since 2007**	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds Trust since 2009, MainStay Funds since 2007 and MainStay CBRE Global Infrastructure Megatrends Fund since 2021; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay VP Funds Trust since 2021, and 2014 to 2020	Vice President and Chief Compliance Officer, New York Life Investments Alternatives LLC and New York Life Investment Management Holdings LLC (since 2020); Vice President (since 2018) and Chief Compliance Officer (since 2016), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, IndexIQ Advisors LLC, IndexIQ Holdings Inc., IndexIQ LLC and IndexIQ Trust (since 2017); Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay Funds, MainStay Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2021 and 2014 to 2020); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust since 2010**	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds and MainStay Funds Trust since 2010 and MainStay CBRE Global Infrastructure Megatrends Fund since 2021
Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust since 2005**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds Trust since 2009 and MainStay Funds since 2005 and MainStay CBRE Global Infrastructure Megatrends Fund since 2021
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
37

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP MacKay S&P 500 Index Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP T. Rowe Price Equity Income Portfolio1
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Brown Advisory LLC
Baltimore, Maryland
Candriam Belgium S.A.*
Brussels, Belgium
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Capital Management LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
T. Rowe Price Associates, Inc.
Baltimore, Maryland
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
Effective on or about May 1, 2022, the MainStay VP T. Rowe Price Equity Income Portfolio will be renamed the MainStay VP American Century Sustainable Equity Portfolio.
Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC
Not part of the Annual Report

2021 Annual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2022 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
1802523	MSVPTRPE11-02/22
(NYLIAC) NI531

MainStay VP Natural Resources Portfolio
(formerly known as MainStay VP Mellon Natural Resources Portfolio)

Message from the President and Annual Report
December 31, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
The COVID-19 pandemic and inflation drove market performance during the 12-month reporting period ended December 31, 2021. Against all expectations, the pandemic remained a persistent force worldwide, with widespread outbreaks of highly transmissible variants disrupting life in many locations despite the widespread availability of effective vaccines. Supported by government stimulus and accommodative monetary policies, most global economies expanded, exceeding pre-pandemic levels. However, the pandemic continued to claim lives, and the recovery proved uneven, with some industries struggling in the face of labor shortages, supply-chain bottlenecks and sharply rising commodity prices.
Spurred by economic growth and rising inflationary pressures, positive investor sentiment buoyed stock markets while bond markets lagged. In the United States, the S&P 500® Index, a widely regarded benchmark of market performance, produced strong gains led by energy and real estate, followed by information technology and financials. Materials and consumer staples lagged the Index by a small margin, while health care and industrials trailed further behind. The traditionally defensive utilities and consumer staples sectors underperformed by a greater margin, with both sectors challenged by rising commodity prices, with communication services as the only sector to generate negative returns. Small- and mid-cap stocks, which outperformed for much of the reporting period, lost ground to large-cap stocks in the closing months of 2021 as risk appetites diminished and trailed for the year as a whole. Similarly, value stocks outperformed growth-oriented shares during the first half of the year, then fell behind in November and December. In developed international equity markets, the U.K. and Eurozone led Asia, while, overall, the international market lagged its U.S. counterpart, particularly during the second half of the reporting period. Emerging market equities suffered broad losses, though returns varied widely from country to country with some, such as India, producing solidly positive returns while others, most notably China, experiencing punishing declines.
U.S. and international bond markets produced mixed performance, buffeted by rising interest rates while supported by accommodative monetary policies and strong corporate financial results. Expectations for a quick economic recovery in early 2021 drove rising yields and a steep selloff in traditional safe havens, such as government bonds. A partial recovery in the summer of 2021 was followed by another dip in the fall, prompted by signals from central banks of their intention to soon withdraw monetary accommodation as a first step toward raising rates in an effort to combat rising inflation. Increasingly hawkish rhetoric from the U.S. Federal Reserve in November and December further pressured the fixed-income asset class. Corporate bonds fared relatively well given the positive corporate earnings environment and historically low default rates, with lower-rated issues significantly outperforming investment-grade credits. Emerging market corporate bonds came under pressure late in the reporting period due to slowing Chinese economic growth associated with a government regulatory crackdown and heightened concerns regarding a debt crisis in the Chinese real estate sector.
Today, the pandemic remains deeply felt in the economy and our personal lives. Yet, at the same time, post-pandemic trends are beginning to play an increasing role in the financial markets. As a MainStay VP investor, you can rely on us to manage our portfolios with a careful eye on the ever-changing investment landscape and provide you with disciplined investment tools to help you reach your financial goals. Thank you for your continued trust, which we strive to earn every day.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information, which includes information about MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended December 31, 2021[1]
Class	Inception Date[2]	One Year	Five Years	Since Inception	Gross Expense Ratio[3]
Initial Class Shares	2/17/2012	38.02%	4.05%	-0.43%	0.86%

1.	The Portfolio replaced its subadvisor and modified its principal investment strategies as of November 30, 2018. Therefore, the performance information shown in this report prior to November 30, 2018 reflects the Portfolio’s prior subadvisor, investment objective and principal investment strategies.
2.	Effective September 1, 2021, due to an organizational restructuring, the portfolio managers from Mellon Investments Corporation who managed the day-to-day operations of the Portfolio transitioned to Newton Investment Management North America, LLC. Both entities under the common control of The Bank of New York Mellon. The transition of the portfolio managers from Mellon Investments Corporation to Newton Investment Management North America, LLC did not impact the investment strategies or risks of the Portfolio. The past performance in the graph and table prior to that date reflects the Portfolio’s prior subadvisor.
3.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	One Year	Five Years	Since Inception
S&P Global Natural Resources Index[1]	25.20%	9.64%	3.59%
Morningstar Natural Resources Category Average[2]	29.37	9.15	3.01

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
1.	The Portfolio has selected the S&P Global Natural Resources Index as its primary benchmark. The S&P Global Natural Resources Index includes 90 of the largest publicly-traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified and investable equity exposure across 3 primary commodity-related sectors: agribusiness, energy, and metals & mining. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The Morningstar Natural Resources Category Average is representative of funds that invest primarily on commodity-based industries such as energy, chemicals, minerals, and forest products in the United States or outside of the United States. Some funds invest across this spectrum to offer broad natural-resources exposure. Others concentrate heavily or even exclusively in specific industries. Funds that concentrate primarily in energy-related industries are part of the equity energy category. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP Natural Resources Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2021 to December 31, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2021 to December 31, 2021. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended
December 31, 2021. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 7/1/21	Ending Account Value (Based on Actual Returns and Expenses) 12/31/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,103.10	$4.45	$1,020.97	$4.28	0.84%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP Natural Resources Portfolio

Country Composition as of December 31, 2021 (Unaudited)
United States	82.7%
Canada	5.1
Norway	4.8
South Africa	4.0
Zambia	2.8
Australia	0.6%
Other Assets, Less Liabilities	0.0‡
100.0%
‡	Less than one–tenth of a percent.
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of December 31, 2021 (excluding short-term investments) (Unaudited)
1.	Freeport-McMoRan, Inc.
2.	Devon Energy Corp.
3.	Alcoa Corp.
4.	Valero Energy Corp.
5.	Mosaic Co. (The)
6.	Marathon Petroleum Corp.
7.	Occidental Petroleum Corp.
8.	Hess Corp.
9.	Bunge Ltd.
10.	Nutrien Ltd.

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio manager Albert Chu, CFA, Brock Campbell, CFA, and David S. Intoppa, CFA of Newton Investment Management North America, LLC, the Portfolio’s Subadvisor.
How did MainStay VP Natural Resources Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2021?
For the 12 months ended December 31, 2021, MainStay VP Natural Resources Portfolio returned 38.02% for Initial Class shares. Over the same period, Initial Class shares of the Portfolio outperformed the 25.20% return of the S&P Global Natural Resources Index (“the Index”), which is the Portfolio’s benchmark, and the 29.37% return of the Morningstar Natural Resources Category Average.1
Were there any changes to the Portfolio during the reporting period?
Effective May 1, 2021, the Portfolio name changed to MainStay VP Natural Resources Portfolio.
Additionally, effective September 1, 2021, Newton Investment Management North America, LLC assumed subadvisory responsibilities for the Portfolio and the portfolio managers from Mellon Investments Corporation who managed the day-to-day operations of the Portfolio transitioned to Newton Investment Management North America, LLC. For more information on this change, please refer to the supplement dated September 1, 2021.
What factors affected the Portfolio’s relative performance during the reporting period?
The continued impact of the COVID-19 pandemic materially affected the Portfolio’s performance during the reporting period. The Portfolio outperformed the Index largely due to an overweight position and favorable stock selection in the U.S. onshore upstream subsector. Gains in this area more than made up for relatively weak stock selection in precious metals, where gold prices lagged, and in out-of-benchmark positions in next-gen energy names, where renewable energy equities were undermined, by rate increases.
Which sectors were the strongest contributors to the Portfolio’s relative performance and which sectors were particularly weak?
The U.S. onshore upstream subsector and the metals & mining subsector made the strongest contributions to the Portfolio’s performance relative to the Index. (Contributions take weightings and total returns into account.) The integrated energy and next-gen energy subsectors detracted most from relative returns.
During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?
The strongest positive contributions to the Portfolio’s absolute performance came from oil & gas exploration company Devon Energy, agricultural chemicals producer The Mosaic Company and aluminum producer Alcoa. Devon Energy shares benefited from higher oil prices, a strengthening supply/demand outlook and the company’s favorable cash-return program. The Mosaic Company shares rose as global potash and phosphate prices reached multi-year highs as a result of robust demand and disciplined supply. Alcoa outperformed as commodity prices rallied on news of Chinese production rationalization.
The most significant detractors from the Portfolio’s absolute performance during the same period included positions in precious metals miners Coeur Mining and Kinross Gold, and Brazilian state oil & gas company Petróleo Brasileiro (Petrobras). Coeur Mining and Kinross Gold shares lagged as gold prices fell due to higher interest rates, the rising U.S. dollar and increased investor optimism on economic reopening. Petrobras stock price suffered because of Brazilian President Jair Bolsonaro’s decision to restructure the company’s highly regarded management team and pressure the company to lower domestic diesel prices.
Did the Portfolio make any significant purchases or sales during the reporting period?
Key additions to the Portfolio during the reporting period included positions in aluminum producer Alcoa, oil & gas exploration and production company Occidental Petroleum, and agricultural chemical producer Nutrien. In our view, Alcoa’s asset portfolio is situated in relatively low-priced natural gas regions, and the company is well positioned to gain market share from increased Chinese rationalization. We believe Occidental Petroleum's acquisition of Anadarko added very attractive assets to the company’s portfolio, particularly given prevailing high crude prices. Nutrien appears likely to benefit from record fertilizer prices and the positive agriculture environment.
During the same period, the Portfolio eliminated its entire positions in oil & gas exploration and production company

1.	See page 5 for more information on benchmark and peer group returns.
8	MainStay VP Natural Resources Portfolio

ConocoPhillips, precious metals miner Barrick Gold and steel manufacturer ArcelorMittal, in favor of more compelling risk/reward opportunities.
How did the Portfolio’s subsector and subindustry weightings change during the reporting period?
During the reporting period, the Portfolio exited the forest products, steel and precious metals subsectors, and increased its exposure to industrials and energy services.
How was the Portfolio positioned at the end of the reporting period?
As of December 31, 2021, we maintain a high conviction in the natural resources sector and foresee a tight supply/demand environment in the coming years. Inflation has started to permeate the global economy, and we believe the supply response will take some time to alleviate inflationary pressures. The rise of environmental, social and governance (ESG) concerns are likely to continue to distort price signals to commodity producers, thereby exacerbating supply shortfalls. In this environment, the Portfolio’s investment process and style remains unchanged. We continue to seek investments in areas where the commodity macroeconomic and company-specific factors are aligned. In our opinion, the natural resources sector remains one of the best sources of overall portfolio diversification, inflation protection and dividend yield generation.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
9

Portfolio of Investments December 31, 2021†
	Shares	Value
Common Stocks 99.1%
Australia 0.6%
OZ Minerals Ltd. (Metals & Mining)	80,122	$ 1,645,022
Canada 5.1%
Li-Cycle Holdings Corp. (Commercial Services & Supplies) (a)	91,745	913,780
Nutrien Ltd. (Chemicals)	164,795	12,392,584
Tourmaline Oil Corp. (Oil, Gas & Consumable Fuels)	43,562	1,406,437
		14,712,801
Norway 4.8%
Equinor ASA (Oil, Gas & Consumable Fuels)	421,824	11,129,463
Norsk Hydro ASA (Metals & Mining)	379,378	2,988,155
		14,117,618
South Africa 4.0%
Anglo American plc (Metals & Mining)	255,984	10,450,052
Sibanye Stillwater Ltd. (Metals & Mining)	426,801	1,315,088
		11,765,140
United States 81.8%
Alcoa Corp. (Metals & Mining)	230,088	13,708,643
Archaea Energy, Inc. (Oil, Gas & Consumable Fuels) (a)	77,463	1,416,024
Bunge Ltd. (Food Products)	133,429	12,456,931
California Resources Corp. (Oil, Gas & Consumable Fuels)	35,951	1,535,467
CF Industries Holdings, Inc. (Chemicals)	166,729	11,801,078
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)	83,923	5,414,712
Comstock Resources, Inc. (Oil, Gas & Consumable Fuels) (a)	387,641	3,136,016
Corteva, Inc. (Chemicals)	112,797	5,333,042
Darling Ingredients, Inc. (Food Products) (a)	43,706	3,028,389
Devon Energy Corp. (Oil, Gas & Consumable Fuels)	311,706	13,730,649
Diamondback Energy, Inc. (Oil, Gas & Consumable Fuels)	50,011	5,393,686
EQT Corp. (Oil, Gas & Consumable Fuels) (a)	547,527	11,941,564
Fluor Corp. (Construction & Engineering) (a)	476,187	11,795,152
Freeport-McMoRan, Inc. (Metals & Mining)	382,431	15,958,846
Hess Corp. (Oil, Gas & Consumable Fuels)	172,124	12,742,340
HollyFrontier Corp. (Oil, Gas & Consumable Fuels)	220,937	7,242,315
	Shares	Value

United States (continued)
Liberty Oilfield Services, Inc., Class A (Energy Equipment & Services) (a)	148,721	$ 1,442,594
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)	207,599	13,284,260
Mosaic Co. (The) (Chemicals)	339,124	13,324,182
MP Materials Corp. (Metals & Mining) (a)(b)	53,326	2,422,067
NextEra Energy Partners LP (Independent Power and Renewable Electricity Producers)	32,569	2,748,823
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)	454,712	13,182,101
Patterson-UTI Energy, Inc. (Energy Equipment & Services)	176,966	1,495,363
Phillips 66 (Oil, Gas & Consumable Fuels)	130,205	9,434,654
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)	60,518	11,007,014
Range Resources Corp. (Oil, Gas & Consumable Fuels) (a)	213,818	3,812,375
Schlumberger NV (Energy Equipment & Services)	286,914	8,593,074
Stem, Inc. (Electrical Equipment) (a)	53,472	1,014,364
Sunnova Energy International, Inc. (Independent Power and Renewable Electricity Producers) (a)	55,429	1,547,578
Tronox Holdings plc, Class A (Chemicals)	246,398	5,920,944
Valero Energy Corp. (Oil, Gas & Consumable Fuels)	179,265	13,464,594
		239,328,841
Zambia 2.8%
First Quantum Minerals Ltd. (Metals & Mining)	344,932	8,254,153
Total Common Stocks (Cost $215,374,131)		289,823,575
Short-Term Investments 0.9%
Affiliated Investment Company 0.9%
United States 0.9%
MainStay U.S. Government Liquidity Fund, 0.01% (c)	2,646,050	2,646,050

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP Natural Resources Portfolio

	Shares	Value
Short-Term Investments (continued)
Unaffiliated Investment Company 0.0% ‡
United States 0.0% ‡
Wells Fargo Government Money Market Fund, 0.10% (c)(d)	40,469	$ 40,469
Total Short-Term Investments (Cost $2,686,519)		2,686,519
Total Investments (Cost $218,060,650)	100.0%	292,510,094
Other Assets, Less Liabilities	0.0‡	73,174
Net Assets	100.0%	$ 292,583,268

†	Percentages indicated are based on Portfolio net assets.
‡	Less than one-tenth of a percent.
(a)	Non-income producing security.
(b)	All or a portion of this security was held on loan. As of December 31, 2021, the aggregate market value of securities on loan was $160,015; the total market value of collateral held by the Portfolio was $177,706. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $137,237. The Portfolio received cash collateral with a value of $40,469. (See Note 2(I))
(c)	Current yield as of December 31, 2021.
(d)	Represents a security purchased with cash collateral received for securities on loan.
The following is a summary of the fair valuations according to the inputs used as of December 31, 2021, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks
Norway	$ —	$ 14,117,618	$ —	$ 14,117,618
All Other Countries	275,705,957	—	—	275,705,957
Total Common Stocks	275,705,957	14,117,618	—	289,823,575
Short-Term Investments
Affiliated Investment Company	2,646,050	—	—	2,646,050
Unaffiliated Investment Company	40,469	—	—	40,469
Total Short-Term Investments	2,686,519	—	—	2,686,519
Total Investments in Securities	$ 278,392,476	$ 14,117,618	$ —	$ 292,510,094

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments December 31, 2021† (continued)
The table below sets forth the diversification of the Portfolio’s investments by industry.
Industry Diversification
	Value	Percent †
Chemicals	$ 48,771,830	16.7%
Commercial Services & Supplies	913,780	0.3
Construction & Engineering	11,795,152	4.0
Electrical Equipment	1,014,364	0.4
Energy Equipment & Services	11,531,031	3.9
Food Products	15,485,320	5.3
Independent Power and Renewable Electricity Producers	4,296,401	1.4
Metals & Mining	56,742,026	19.4
Oil, Gas & Consumable Fuels	139,273,671	47.7
	289,823,575	99.1
Short-Term Investments	2,686,519	0.9
Other Assets, Less Liabilities	73,174	0.0‡
Net Assets	$292,583,268	100.0%

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Natural Resources Portfolio

Statement of Assets and Liabilities as of December 31, 2021
Assets
Investment in unaffiliated securities, at value (identified cost $215,414,600) including securities on loan of $160,015	$ 289,864,044
Investment in affiliated investment companies, at value (identified cost $2,646,050)	2,646,050
Cash denominated in foreign currencies (identified cost $304,847)	303,133
Receivables:
Dividends	335,312
Portfolio shares sold	32,579
Securities lending	1,182
Other assets	2,359
Total assets	293,184,659
Liabilities
Cash collateral received for securities on loan	40,469
Payables:
Portfolio shares redeemed	302,593
Manager (See Note 3)	190,396
Professional fees	46,013
Shareholder communication	14,528
Custodian	7,148
Trustees	244
Total liabilities	601,391
Net assets	$ 292,583,268
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 32,763
Additional paid-in-capital	401,534,448
401,567,211
Total distributable earnings (loss)	(108,983,943)
Net assets	$ 292,583,268
Initial Class
Net assets applicable to outstanding shares	$292,583,268
Shares of beneficial interest outstanding	32,762,787
Net asset value per share outstanding	$ 8.93

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statement of Operations for the year ended December 31, 2021
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $213,205)	$ 6,311,200
Securities lending	171,879
Dividends-affiliated	353
Total income	6,483,432
Expenses
Manager (See Note 3)	2,128,813
Professional fees	80,702
Custodian	31,002
Shareholder communication	19,144
Trustees	5,491
Miscellaneous	16,277
Total expenses	2,281,429
Net investment income (loss)	4,202,003
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	39,973,215
Foreign currency transactions	(24,544)
Net realized gain (loss)	39,948,671
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	41,659,252
Translation of other assets and liabilities in foreign currencies	(15,861)
Net change in unrealized appreciation (depreciation)	41,643,391
Net realized and unrealized gain (loss)	81,592,062
Net increase (decrease) in net assets resulting from operations	$85,794,065
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Natural Resources Portfolio

Statements of Changes in Net Assets
for the years ended December 31, 2021 and December 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 4,202,003	$ 3,497,346
Net realized gain (loss)	39,948,671	1,573,874
Net change in unrealized appreciation (depreciation)	41,643,391	11,424,951
Net increase (decrease) in net assets resulting from operations	85,794,065	16,496,171
Distributions to shareholders:
Initial Class	(3,323,461)	(5,462,396)
Capital share transactions:
Net proceeds from sales of shares	39,038,894	21,659,133
Net asset value of shares issued to shareholders in reinvestment of distributions	3,323,461	5,462,396
Cost of shares redeemed	(71,157,994)	(48,522,616)
Increase (decrease) in net assets derived from capital share transactions	(28,795,639)	(21,401,087)
Net increase (decrease) in net assets	53,674,965	(10,367,312)
Net Assets
Beginning of year	238,908,303	249,275,615
End of year	$292,583,268	$238,908,303
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Initial Class	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 6.55	$ 6.29	$ 5.43	$ 7.61	$ 7.67
Net investment income (loss)	0.12(a)	0.09(a)	0.13(a)	0.04	(0.01)
Net realized and unrealized gain (loss)	2.36	0.32	0.78	(2.22)	(0.05)
Total from investment operations	2.48	0.41	0.91	(2.18)	(0.06)
Less distributions:
From net investment income	(0.10)	(0.15)	(0.05)	—	—
Net asset value at end of year	$ 8.93	$ 6.55	$ 6.29	$ 5.43	$ 7.61
Total investment return (b)	38.02%	6.89%	16.62%	(28.65)%(c)	(0.78)%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.56%	1.68%	2.17%	0.59%	(0.10)%
Net expenses (d)	0.85%	0.86%	0.96%	0.94%	0.94%
Portfolio turnover rate	72%	68%	87%	78%	17%
Net assets at end of year (in 000's)	$ 292,583	$ 238,908	$ 249,276	$ 240,067	$ 379,253

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP Natural Resources Portfolio

Notes to Financial Statements
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Natural Resources Portfolio (formerly known as MainStay VP Mellon Natural Resources Portfolio) (the "Portfolio"), a "non-diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. However, due to its principal investment strategies and investment processes, the Portfolio has historically operated as a "diversified" portfolio. Therefore, the Portfolio will not operate as "non-diversified" portfolio without first obtaining shareholder approval.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio (formerly known as MainStay VP Moderate Growth Allocation Portfolio) and MainStay VP Equity Allocation Portfolio (formerly known as MainStay VP Growth Allocation Portfolio), which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share class that has been registered and commenced operations:
Class	Commenced Operations
Initial Class	February 17, 2012
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares.
The Portfolio's investment objective is to seek long-term capital appreciation.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
The Board of Trustees of the Fund (the "Board") adopted procedures establishing methodologies for the valuation of the Portfolio's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be

17

Notes to Financial Statements (continued)
observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2021, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio's valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of December 31, 2021, were fair valued in such a manner.
Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Portfolio as of December 31, 2021 were fair valued in such a manner.
If the principal market of certain foreign equity securities is closed in observance of a local foreign holiday, these securities are valued using the last closing price of regular trading on the relevant exchange and fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board. These securities are generally categorized as Level 2 in the hierarchy. Securities that were fair valued in such a manner as of December 31, 2021, are shown in the Portfolio of Investments.

18	MainStay VP Natural Resources Portfolio

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method.
(F) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in
19

Notes to Financial Statements (continued)
mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Foreign Currency Transactions. The Portfolio's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(I) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of December 31, 2021, are shown in the Portfolio of Investments.
Prior to February 22, 2021, these services were provided by State Street Bank and Trust Company (“State Street”).
(J) Foreign Securities Risk.  The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(K) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. During a portion of the year ended December 31, 2021, the Portfolio reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio.

20	MainStay VP Natural Resources Portfolio

The Portfolio's subadvisor changed effective September 1, 2021 due to organizational restructuring whereby the portfolio managers from Mellon Investments Corporation, the Portfolio's former subadvisor, who managed the day-to-day operations of the Portfolio transitioned to Newton Investment Management North America, LLC (“Newton” or the “Subadvisor”), a registered investment adviser. Newton is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Newton, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.79% up to $1 billion; and 0.78% in excess of $1 billion. During the year ended December 31, 2021, the effective management fee rate was 0.79%.
During the year ended December 31, 2021, New York Life Investments earned fees from the Portfolio in the amount of $2,128,813 and paid the Subadvisor and former subadvisor aggregate fees of $1,018,658.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Prior to February 22, 2021, these services were provided by State Street.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Investments in Affiliates (in 000’s).  During the year ended December 31, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 1,065	$ 82,762	$ (81,181)	$ —	$ —	$ 2,646	$ —(a)	$ —	2,646

(a)	Less than $500.

Note 4-Federal Income Tax
As of December 31, 2021, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$218,843,191	$77,911,103	$(4,244,200)	$73,666,903
As of December 31, 2021, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$4,222,963	$(186,874,754)	$1	$73,667,847	$(108,983,943)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.
As of December 31, 2021, for federal income tax purposes, capital loss carryforwards of $186,874,754, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$28,653	$158,222
The Portfolio utilized $38,799,418 of capital loss carryforwards during the year ended December 31, 2021.

21

Notes to Financial Statements (continued)
During the years ended December 31, 2021 and December 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2021	2020
Distributions paid from:
Ordinary Income	$3,323,461	$5,462,396
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Prior to February 22, 2021, these services were provided by State Street. The services provided by State Street were a direct expense of the Portfolio and are included in the Statement of Operations as Custodian fees which totaled $5,621 for the period January 1, 2021 through February 21, 2021.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate ("LIBOR"), whichever is higher. The Credit Agreement expires on July 26, 2022, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2021, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2021, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended December 31, 2021, purchases and sales of securities, other than short-term securities, were $189,306 and $218,867, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended December 31, 2021 and December 31, 2020, were as follows:
Initial Class	Shares	Amount
Year ended December 31, 2021:
Shares sold	4,898,908	$ 39,038,894
Shares issued to shareholders in reinvestment of distributions	391,318	3,323,461
Shares redeemed	(9,026,803)	(71,157,994)
Net increase (decrease)	(3,736,577)	$(28,795,639)
Year ended December 31, 2020:
Shares sold	4,689,954	$ 21,659,133
Shares issued to shareholders in reinvestment of distributions	997,534	5,462,396
Shares redeemed	(8,836,986)	(48,522,616)
Net increase (decrease)	(3,149,498)	$(21,401,087)
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2021, events and transactions subsequent to December 31, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

22	MainStay VP Natural Resources Portfolio

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MainStay VP Funds Trust and Shareholders of
MainStay VP Natural Resources Portfolio (formerly known as MainStay VP Mellon Natural Resources Portfolio)
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Natural Resources Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and transfer agents. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
February 24, 2022
We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.
23

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay VP Natural Resources Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Newton Investment Management North America, LLC (“Newton”) with respect to the Portfolio (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 8–9, 2021 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and Newton in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2021 through December 2021, including information and materials furnished by New York Life Investments and Newton in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or Newton that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Portfolio and investment-related matters for the Portfolio as well as presentations from New York Life Investments and Newton personnel. In addition, the Board took into account other information received from New
York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2021 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by the share class of the Portfolio, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and Newton; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and Newton; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Newton with respect to their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and Newton. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and Newton resulting from, among other things, the Board’s

24	MainStay VP Natural Resources Portfolio

consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to investors and that the Portfolio’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 8–9, 2021 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and Newton
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of Newton, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of Newton and ongoing analysis of, and interactions with, Newton with respect to, among other things, the Portfolio’s investment performance and risks as well as Newton’s investment capabilities and subadvisory services with respect to the Portfolio.
The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program;
(iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Portfolio. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that Newton provides to the Portfolio and considered the terms of each of the Advisory Agreements. The Board evaluated Newton’s experience and performance in serving as subadvisor to the Portfolio and advising other portfolios and Newton’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Newton and New York Life Investments’ and Newton’s overall resources, legal and compliance environment, capabilities, reputation and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and Newton and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board reviewed Newton’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the qualifications and experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and Newton regarding the operations of their respective business continuity plans in response to the ongoing COVID-19 pandemic, including the remote working environment.
Based on these considerations, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio’s benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment
25

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Portfolio as compared to peer funds.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance attributable to Newton as well as discussions between the Portfolio’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Newton had taken, or had agreed to take, to seek to enhance Portfolio investment performance and the results of those actions. In considering the investment performance of the Portfolio, the Board noted that the Portfolio underperformed its peer funds for the one-, three- and five-year periods ended July 31, 2021. The Board considered its discussions with representatives from New York Life Investments and Newton regarding the Portfolio’s investment performance.
Based on these considerations, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits Realized, by New York Life Investments and Newton
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates and Newton due to their relationships with the Portfolio. The Board considered that Newton’s subadvisory fee had been negotiated at arm’s-length by New York Life Investments and that this fee is paid by New York Life Investments, not the Portfolio, and the relevance of Newton’s profitability was considered by the Trustees in that context. On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Portfolio.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and Newton and profits realized by New York Life Investments and its affiliates and Newton, the Board considered, among other factors, New York Life Investments’ and its affiliates’ and Newton’s continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio. The Board also considered the financial resources of New York Life Investments and Newton and acknowledged that New York Life Investments and Newton must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and Newton to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to Newton from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Newton in exchange for commissions paid by the Portfolio with respect to trades in the Portfolio’s portfolio securities. In this regard, the Board also requested and considered information from New York Life Investments concerning other material business relationships between Newton and its affiliates and New York Life Investments and its affiliates. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.
The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn

26	MainStay VP Natural Resources Portfolio

revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolio were not excessive. With respect to Newton, the Board considered that any profits realized by Newton due to its relationship with the Portfolio are the result of arm’s-length negotiations between New York Life Investments and Newton, acknowledging that any such profits are based on the subadvisory fee paid to Newton by New York Life Investments, not the Portfolio.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fees paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fee paid to Newton is paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Newton on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and those of the similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints and voluntary waivers on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.
Based on the factors outlined above, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Portfolio’s expense structure permits economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.
27

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
28	MainStay VP Natural Resources Portfolio

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Portfolio are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolio. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a
Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Nolan reached the age of 75 during the calendar year 2021. Accordingly, Mr. Nolan retired at the end of calendar year 2021, at which time, Ms. Hammond became a Trustee of the Portfolio. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Yie-Hsin Hung* 1962	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010	78	MainStay Funds: Trustee since 2017 (12 Funds);
MainStay Funds Trust: Trustee since 2017 (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2017;
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee
since March 2021; and
Turtle Beach Corporation: Director since April 2021
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
29

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021;VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Committee since 2018
Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007***	President, Strategic Management Advisors LLC since 1990	78	MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 Funds); MainStay Funds Trust: Chairman since 2017 and Trustee since 1990 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay Funds: Trustee since 2006 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Richard H. Nolan, Jr.**** 1946	MainStay VP Funds Trust: Trustee since 2006***	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay Funds: Trustee since 2007 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Independent Trustees
30	MainStay VP Natural Resources Portfolio

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (12 Funds);
MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Trustee since 2018, Chair of the Special Committee since 2019; and
Rhode Island School of Design: Trustee and Chair of the Finance Committee since 2015

Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC since 2018; President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds); MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Allstate Corporation: Director since 2015;
Partners in Health:Trustee since 2019 and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay Funds: Trustee since 1994 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund; Trustee since June 2021
**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
****	Pursuant to the Board's retirement policy, Mr. Nolan retired from the Board effective December 31, 2021.
Independent Trustees
31

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay VP Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since January 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust since 2017** and MainStay CBRE Global Infrastructure Megatrends Fund since 2021; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust since 2007**	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds Trust since 2009, MainStay Funds since 2007 and MainStay CBRE Global Infrastructure Megatrends Fund since 2021; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay VP Funds Trust since 2021, and 2014 to 2020	Vice President and Chief Compliance Officer, New York Life Investments Alternatives LLC and New York Life Investment Management Holdings LLC (since 2020); Vice President (since 2018) and Chief Compliance Officer (since 2016), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, IndexIQ Advisors LLC, IndexIQ Holdings Inc., IndexIQ LLC and IndexIQ Trust (since 2017); Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay Funds, MainStay Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2021 and 2014 to 2020); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust since 2010**	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds and MainStay Funds Trust since 2010 and MainStay CBRE Global Infrastructure Megatrends Fund since 2021
Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust since 2005**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds Trust since 2009 and MainStay Funds since 2005 and MainStay CBRE Global Infrastructure Megatrends Fund since 2021
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
32	MainStay VP Natural Resources Portfolio

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP MacKay S&P 500 Index Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP T. Rowe Price Equity Income Portfolio1
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Brown Advisory LLC
Baltimore, Maryland
Candriam Belgium S.A.*
Brussels, Belgium
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Capital Management LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
T. Rowe Price Associates, Inc.
Baltimore, Maryland
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
Effective on or about May 1, 2022, the MainStay VP T. Rowe Price Equity Income Portfolio will be renamed the MainStay VP American Century Sustainable Equity Portfolio.
Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC
Not part of the Annual Report

2021 Annual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2022 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
1802526	MSVPVEG11-02/22
(NYLIAC) NI533

MainStay VP MacKay S&P 500 Index Portfolio

Message from the President and Annual Report
December 31, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
The COVID-19 pandemic and inflation drove market performance during the 12-month reporting period ended December 31, 2021. Against all expectations, the pandemic remained a persistent force worldwide, with widespread outbreaks of highly transmissible variants disrupting life in many locations despite the widespread availability of effective vaccines. Supported by government stimulus and accommodative monetary policies, most global economies expanded, exceeding pre-pandemic levels. However, the pandemic continued to claim lives, and the recovery proved uneven, with some industries struggling in the face of labor shortages, supply-chain bottlenecks and sharply rising commodity prices.
Spurred by economic growth and rising inflationary pressures, positive investor sentiment buoyed stock markets while bond markets lagged. In the United States, the S&P 500® Index, a widely regarded benchmark of market performance, produced strong gains led by energy and real estate, followed by information technology and financials. Materials and consumer staples lagged the Index by a small margin, while health care and industrials trailed further behind. The traditionally defensive utilities and consumer staples sectors underperformed by a greater margin, with both sectors challenged by rising commodity prices, with communication services as the only sector to generate negative returns. Small- and mid-cap stocks, which outperformed for much of the reporting period, lost ground to large-cap stocks in the closing months of 2021 as risk appetites diminished and trailed for the year as a whole. Similarly, value stocks outperformed growth-oriented shares during the first half of the year, then fell behind in November and December. In developed international equity markets, the U.K. and Eurozone led Asia, while, overall, the international market lagged its U.S. counterpart, particularly during the second half of the reporting period. Emerging market equities suffered broad losses, though returns varied widely from country to country with some, such as India, producing solidly positive returns while others, most notably China, experiencing punishing declines.
U.S. and international bond markets produced mixed performance, buffeted by rising interest rates while supported by accommodative monetary policies and strong corporate financial results. Expectations for a quick economic recovery in early 2021 drove rising yields and a steep selloff in traditional safe havens, such as government bonds. A partial recovery in the summer of 2021 was followed by another dip in the fall, prompted by signals from central banks of their intention to soon withdraw monetary accommodation as a first step toward raising rates in an effort to combat rising inflation. Increasingly hawkish rhetoric from the U.S. Federal Reserve in November and December further pressured the fixed-income asset class. Corporate bonds fared relatively well given the positive corporate earnings environment and historically low default rates, with lower-rated issues significantly outperforming investment-grade credits. Emerging market corporate bonds came under pressure late in the reporting period due to slowing Chinese economic growth associated with a government regulatory crackdown and heightened concerns regarding a debt crisis in the Chinese real estate sector.
Today, the pandemic remains deeply felt in the economy and our personal lives. Yet, at the same time, post-pandemic trends are beginning to play an increasing role in the financial markets. As a MainStay VP investor, you can rely on us to manage our portfolios with a careful eye on the ever-changing investment landscape and provide you with disciplined investment tools to help you reach your financial goals. Thank you for your continued trust, which we strive to earn every day.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information, which includes information about MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended December 31, 2021
Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	1/29/1993	28.55%	18.27%	16.28%	0.20%
Service Class Shares	6/5/2003	28.23	17.98	15.99	0.45

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	One Year	Five Years	Ten Years
S&P 500® Index[1]	28.71%	18.47%	16.55%
Morningstar Large Blend Category Average[2]	25.37	15.96	14.27

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
1.	The S&P 500® Index is the Portfolio's primary benchmark. S&P 500® is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The Morningstar Large Blend Category Average is representative of funds that represent the overall U.S. stock market in size, growth rates and price. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios tend to invest across the spectrum of U.S. industries, and owing to their broad exposure, the portfolios' returns are often similar to those of the S&P 500® Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP MacKay S&P 500 Index Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2021 to December 31, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2021 to December 31, 2021. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended
December 31, 2021. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 7/1/21	Ending Account Value (Based on Actual Returns and Expenses) 12/31/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,116.20	$0.64	$1,024.60	$0.61	0.12%
Service Class Shares	$1,000.00	$1,114.80	$1.97	$1,023.34	$1.89	0.37%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP MacKay S&P 500 Index Portfolio

Industry Composition as of December 31, 2021 (Unaudited)
Software	9.5%
Technology Hardware, Storage & Peripherals	7.2
Semiconductors & Semiconductor Equipment	6.4
Interactive Media & Services	6.3
IT Services	4.5
Banks	4.0
Internet & Direct Marketing Retail	3.8
Pharmaceuticals	3.7
Capital Markets	3.0
Health Care Equipment & Supplies	2.9
Health Care Providers & Services	2.8
Equity Real Estate Investment Trusts	2.7
Automobiles	2.5
Oil, Gas & Consumable Fuels	2.5
Specialty Retail	2.4
Life Sciences Tools & Services	2.0
Hotels, Restaurants & Leisure	2.0
Insurance	1.8
Biotechnology	1.8
Chemicals	1.8
Entertainment	1.7
Electric Utilities	1.6
Machinery	1.5
Beverages	1.4
Food & Staples Retailing	1.4
Household Products	1.4
Diversified Financial Services	1.4
Aerospace & Defense	1.3
Media	1.0
Diversified Telecommunication Services	1.0
Industrial Conglomerates	1.0
Communications Equipment	0.9
Road & Rail	0.9
Food Products	0.9
Multi–Utilities	0.7%
Electronic Equipment, Instruments & Components	0.7
Textiles, Apparel & Luxury Goods	0.7
Air Freight & Logistics	0.6
Tobacco	0.6
Consumer Finance	0.5
Electrical Equipment	0.5
Building Products	0.5
Multiline Retail	0.5
Professional Services	0.4
Commercial Services & Supplies	0.4
Household Durables	0.4
Metals & Mining	0.4
Containers & Packaging	0.3
Personal Products	0.2
Energy Equipment & Services	0.2
Trading Companies & Distributors	0.2
Airlines	0.2
Wireless Telecommunication Services	0.2
Distributors	0.1
Auto Components	0.1
Construction Materials	0.1
Real Estate Management & Development	0.1
Water Utilities	0.1
Health Care Technology	0.1
Construction & Engineering	0.0‡
Independent Power and Renewable Electricity Producers	0.0‡
Gas Utilities	0.0‡
Leisure Products	0.0‡
Short–Term Investments	0.2
Other Assets, Less Liabilities	0.0‡
100.0%
‡	Less than one–tenth of a percent.
See Portfolio of Investments beginning on page 9 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of December 31, 2021 (excluding short-term investments) (Unaudited)
1.	Apple, Inc.
2.	Microsoft Corp.
3.	Alphabet, Inc.
4.	Amazon.com, Inc.
5.	Tesla, Inc.
6.	Meta Platforms, Inc., Class A
7.	NVIDIA Corp.
8.	Berkshire Hathaway, Inc., Class B
9.	UnitedHealth Group, Inc.
10.	JPMorgan Chase & Co.

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio manager Francis J. Ok of MacKay Shields LLC, the Portfolio’s Subadvisor.
How did MainStay VP MacKay S&P 500® Index Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2021?
For the 12 months ended December 31, 2021, MainStay VP MacKay S&P 500® Index Portfolio returned 28.55% for Initial Class shares and 28.23% for Service Class shares. Over the same period, both share classes underperformed the 28.71% return of the S&P 500® Index (“the Index”), which is the Portfolio’s benchmark. Although the Portfolio seeks investment results that correspond to the total return performance of common stocks in the aggregate as represented by the S&P 500® Index, the Portfolio’s net performance will typically lag that of the Index because the Portfolio incurs operating expenses that the Index does not. For the 12 months ended December 31, 2021, both share classes outperformed the 25.37% return of the Morningstar Large Blend Category Average.1
During the reporting period, which S&P 500® industries had the highest total returns and which industries had the lowest total returns?
The Index industry groups with the highest total returns during the reporting period included real estate management & development; construction & engineering; and oil, gas & consumable fuels. Conversely, the industry groups that had the lowest total returns were wireless telecommunication services, diversified telecommunication services and entertainment.
During the reporting period, which S&P 500® industries made the strongest positive contributions to the Portfolio’s absolute performance and which industries made the weakest contributions?
The Index industries that made the strongest positive contributions to the Portfolio’s absolute performance during the reporting period included software, interactive media & services and technology hardware storage & peripherals. (Contributions take weightings and total returns into account.) During the same period, the industries that made the weakest contributions to the Portfolio’s absolute performance included entertainment, diversified telecommunications services and wireless telecommunication services.
During the reporting period, which individual stocks in the S&P 500® Index had the highest total returns and which individual stocks had the lowest total returns?
The Index stocks with the highest total returns during the reporting period were oil & gas exploration & production companies Devon Energy and Marathon Oil, and cybersecurity company Fortinent. Conversely, the stocks with the lowest total returns were resort & casino operator Penn National Gaming, digital payment company Global Payments and resort & casino operator Las Vegas Sands.
During the reporting period, which S&P 500® stocks made the strongest positive contributions to the Portfolio’s absolute performance and which S&P 500® stocks made the weakest contributions?
The Index stocks that made the strongest positive contributions to the Portfolio’s absolute performance during the reporting period included software company Microsoft, consumer electronics & services firm Apple and graphics semiconductor maker NVIDIA. The stocks making the weakest contributions were entertainment firm The Walt Disney Company and electronic payments companies PayPal Holdings and Global Payments.
Were there any changes in the S&P 500® Index during the reporting period?
During the reporting period, there were twenty-four additions to and twenty-four deletions from the S&P 500® Index. In terms of Index weight, significant additions to the S&P 500® Index included biotechnology company Moderna, Inc., manufacturer of custom software and consulting provider EPAM Systems and energy technology company Enphase Energy Inc.

1.	See page 5 for more information on benchmark and peer group returns.
The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
8	MainStay VP MacKay S&P 500 Index Portfolio

Portfolio of Investments December 31, 2021†
	Shares	Value
Common Stocks 99.8%
Aerospace & Defense 1.3%
Boeing Co. (The) (a)	52,113	$ 10,491,389
General Dynamics Corp.	21,862	4,557,571
Howmet Aerospace, Inc.	36,271	1,154,506
Huntington Ingalls Industries, Inc.	3,779	705,691
L3Harris Technologies, Inc.	18,510	3,947,072
Lockheed Martin Corp.	23,154	8,229,163
Northrop Grumman Corp.	14,058	5,441,430
Raytheon Technologies Corp.	141,196	12,151,328
Textron, Inc.	20,793	1,605,220
TransDigm Group, Inc. (a)	4,939	3,142,587
		51,425,957
Air Freight & Logistics 0.6%
CH Robinson Worldwide, Inc.	12,262	1,319,759
Expeditors International of Washington, Inc.	15,980	2,145,954
FedEx Corp.	23,055	5,962,945
United Parcel Service, Inc., Class B	68,784	14,743,163
		24,171,821
Airlines 0.2%
Alaska Air Group, Inc. (a)	11,820	615,822
American Airlines Group, Inc. (a)(b)	61,082	1,097,032
Delta Air Lines, Inc. (a)	60,374	2,359,416
Southwest Airlines Co. (a)	55,838	2,392,100
United Airlines Holdings, Inc. (a)	30,546	1,337,304
		7,801,674
Auto Components 0.1%
Aptiv plc (a)	25,518	4,209,194
BorgWarner, Inc.	22,618	1,019,393
		5,228,587
Automobiles 2.5%
Ford Motor Co.	370,294	7,691,006
General Motors Co. (a)	136,958	8,029,848
Tesla, Inc. (a)	76,685	81,039,174
		96,760,028
Banks 4.0%
Bank of America Corp.	679,386	30,225,883
Citigroup, Inc.	187,182	11,303,921
Citizens Financial Group, Inc.	40,205	1,899,686
Comerica, Inc.	12,372	1,076,364
Fifth Third Bancorp	64,501	2,809,018
First Republic Bank	16,910	3,492,084
Huntington Bancshares, Inc.	136,449	2,104,044
JPMorgan Chase & Co.	278,779	44,144,655
	Shares	Value

Banks (continued)
KeyCorp	87,830	$ 2,031,508
M&T Bank Corp.	12,139	1,864,308
People's United Financial, Inc.	40,376	719,500
PNC Financial Services Group, Inc. (The)	39,869	7,994,532
Regions Financial Corp.	89,926	1,960,387
Signature Bank	5,720	1,850,248
SVB Financial Group (a)	5,536	3,754,737
Truist Financial Corp.	125,924	7,372,850
U.S. Bancorp	127,288	7,149,767
Wells Fargo & Co.	376,128	18,046,621
Zions Bancorp NA	14,760	932,242
		150,732,355
Beverages 1.4%
Brown-Forman Corp., Class B	17,238	1,255,961
Coca-Cola Co. (The)	366,718	21,713,373
Constellation Brands, Inc., Class A	15,496	3,889,031
Molson Coors Beverage Co., Class B	17,773	823,778
Monster Beverage Corp. (a)	35,440	3,403,658
PepsiCo, Inc.	130,430	22,656,995
		53,742,796
Biotechnology 1.8%
AbbVie, Inc.	166,769	22,580,523
Amgen, Inc.	53,135	11,953,781
Biogen, Inc. (a)	13,857	3,324,571
Gilead Sciences, Inc.	118,330	8,591,941
Incyte Corp. (a)	17,712	1,300,061
Moderna, Inc. (a)	33,275	8,451,185
Regeneron Pharmaceuticals, Inc. (a)	9,973	6,298,149
Vertex Pharmaceuticals, Inc. (a)	23,984	5,266,886
		67,767,097
Building Products 0.5%
Allegion plc	8,461	1,120,575
AO Smith Corp.	12,564	1,078,619
Carrier Global Corp.	81,748	4,434,012
Fortune Brands Home & Security, Inc.	12,804	1,368,748
Johnson Controls International plc	66,854	5,435,899
Masco Corp.	23,025	1,616,815
Trane Technologies plc	22,408	4,527,088
		19,581,756
Capital Markets 3.0%
Ameriprise Financial, Inc.	10,555	3,184,021
Bank of New York Mellon Corp. (The)	71,670	4,162,594
BlackRock, Inc.	13,471	12,333,509
Cboe Global Markets, Inc.	10,060	1,311,824
Charles Schwab Corp. (The)	141,819	11,926,978

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
9

Portfolio of Investments December 31, 2021† (continued)
	Shares	Value
Common Stocks (continued)
Capital Markets (continued)
CME Group, Inc.	33,903	$ 7,745,479
FactSet Research Systems, Inc.	3,551	1,725,822
Franklin Resources, Inc.	26,508	887,753
Goldman Sachs Group, Inc. (The)	32,022	12,250,016
Intercontinental Exchange, Inc.	53,148	7,269,052
Invesco Ltd.	32,195	741,129
MarketAxess Holdings, Inc.	3,587	1,475,225
Moody's Corp.	15,257	5,959,079
Morgan Stanley	135,418	13,292,631
MSCI, Inc.	7,777	4,764,890
Nasdaq, Inc.	11,042	2,318,930
Northern Trust Corp.	19,589	2,343,040
Raymond James Financial, Inc.	17,471	1,754,088
S&P Global, Inc.	22,734	10,728,857
State Street Corp.	34,491	3,207,663
T. Rowe Price Group, Inc.	21,201	4,168,965
		113,551,545
Chemicals 1.8%
Air Products and Chemicals, Inc.	20,882	6,353,557
Albemarle Corp.	11,035	2,579,652
Celanese Corp.	10,270	1,725,976
CF Industries Holdings, Inc.	20,232	1,432,021
Corteva, Inc.	68,760	3,250,973
Dow, Inc.	69,770	3,957,354
DuPont de Nemours, Inc.	48,874	3,948,042
Eastman Chemical Co.	12,682	1,533,381
Ecolab, Inc.	23,518	5,517,088
FMC Corp.	11,957	1,313,955
International Flavors & Fragrances, Inc.	24,010	3,617,106
Linde plc	48,351	16,750,237
LyondellBasell Industries NV, Class A	24,800	2,287,304
Mosaic Co. (The)	34,942	1,372,871
PPG Industries, Inc.	22,395	3,861,794
Sherwin-Williams Co. (The)	22,755	8,013,401
		67,514,712
Commercial Services & Supplies 0.4%
Cintas Corp.	8,292	3,674,766
Copart, Inc. (a)	20,130	3,052,111
Republic Services, Inc.	19,742	2,753,022
Rollins, Inc.	21,352	730,452
Waste Management, Inc.	36,304	6,059,137
		16,269,488
Communications Equipment 0.9%
Arista Networks, Inc. (a)	21,161	3,041,894
Cisco Systems, Inc.	397,861	25,212,452
	Shares	Value

Communications Equipment (continued)
F5, Inc. (a)	5,689	$ 1,392,155
Juniper Networks, Inc.	30,675	1,095,404
Motorola Solutions, Inc.	15,933	4,328,996
		35,070,901
Construction & Engineering 0.0% ‡
Quanta Services, Inc.	13,442	1,541,260
Construction Materials 0.1%
Martin Marietta Materials, Inc.	5,885	2,592,460
Vulcan Materials Co.	12,518	2,598,487
		5,190,947
Consumer Finance 0.5%
American Express Co.	59,184	9,682,502
Capital One Financial Corp.	40,150	5,825,364
Discover Financial Services	27,647	3,194,887
Synchrony Financial	51,625	2,394,884
		21,097,637
Containers & Packaging 0.3%
Amcor plc	144,628	1,736,982
Avery Dennison Corp.	7,810	1,691,412
Ball Corp.	30,554	2,941,434
International Paper Co.	36,532	1,716,273
Packaging Corp. of America	8,961	1,220,040
Sealed Air Corp.	13,976	942,961
Westrock Co.	25,187	1,117,295
		11,366,397
Distributors 0.1%
Genuine Parts Co.	13,435	1,883,587
LKQ Corp.	25,297	1,518,579
Pool Corp.	3,782	2,140,612
		5,542,778
Diversified Financial Services 1.4%
Berkshire Hathaway, Inc., Class B (a)	172,759	51,654,941
Diversified Telecommunication Services 1.0%
AT&T, Inc.	673,632	16,571,347
Lumen Technologies, Inc.	86,928	1,090,946
Verizon Communications, Inc.	390,554	20,293,186
		37,955,479
Electric Utilities 1.6%
Alliant Energy Corp.	23,617	1,451,737
American Electric Power Co., Inc.	47,511	4,227,054
Duke Energy Corp.	72,563	7,611,859

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP MacKay S&P 500 Index Portfolio

	Shares	Value
Common Stocks (continued)
Electric Utilities (continued)
Edison International	35,838	$ 2,445,944
Entergy Corp.	18,959	2,135,731
Evergy, Inc.	21,631	1,484,103
Eversource Energy	32,432	2,950,663
Exelon Corp.	92,288	5,330,555
FirstEnergy Corp.	51,357	2,135,938
NextEra Energy, Inc.	185,094	17,280,376
NRG Energy, Inc.	23,096	994,976
Pinnacle West Capital Corp.	10,643	751,289
PPL Corp.	70,817	2,128,759
Southern Co. (The)	99,975	6,856,285
Xcel Energy, Inc.	50,815	3,440,175
		61,225,444
Electrical Equipment 0.5%
AMETEK, Inc.	21,822	3,208,707
Eaton Corp. plc	37,601	6,498,205
Emerson Electric Co.	56,392	5,242,764
Generac Holdings, Inc. (a)	5,951	2,094,276
Rockwell Automation, Inc.	10,941	3,816,768
		20,860,720
Electronic Equipment, Instruments & Components 0.7%
Amphenol Corp., Class A	56,414	4,933,968
CDW Corp.	12,803	2,621,798
Corning, Inc.	72,454	2,697,462
IPG Photonics Corp. (a)	3,369	579,940
Keysight Technologies, Inc. (a)	17,376	3,588,318
TE Connectivity Ltd.	30,782	4,966,368
Teledyne Technologies, Inc. (a)	4,401	1,922,753
Trimble, Inc. (a)	23,678	2,064,485
Zebra Technologies Corp., Class A (a)	5,041	3,000,403
		26,375,495
Energy Equipment & Services 0.2%
Baker Hughes Co.	82,453	1,983,819
Halliburton Co.	84,439	1,931,120
Schlumberger NV	132,315	3,962,834
		7,877,773
Entertainment 1.7%
Activision Blizzard, Inc.	73,475	4,888,292
Electronic Arts, Inc.	26,678	3,518,828
Live Nation Entertainment, Inc. (a)	12,743	1,525,210
Netflix, Inc. (a)	41,785	25,172,955
Take-Two Interactive Software, Inc. (a)	10,877	1,933,061
Walt Disney Co. (The) (a)	171,415	26,550,469
		63,588,815
	Shares	Value

Equity Real Estate Investment Trusts 2.7%
Alexandria Real Estate Equities, Inc.	13,303	$ 2,966,037
American Tower Corp.	42,961	12,566,092
AvalonBay Communities, Inc.	13,182	3,329,641
Boston Properties, Inc.	13,409	1,544,449
Crown Castle International Corp.	40,771	8,510,539
Digital Realty Trust, Inc.	26,770	4,734,810
Duke Realty Corp.	35,927	2,358,248
Equinix, Inc.	8,494	7,184,565
Equity Residential	32,193	2,913,466
Essex Property Trust, Inc.	6,140	2,162,692
Extra Space Storage, Inc.	12,630	2,863,600
Federal Realty Investment Trust	6,604	900,257
Healthpeak Properties, Inc.	50,852	1,835,249
Host Hotels & Resorts, Inc. (a)	67,357	1,171,338
Iron Mountain, Inc.	27,314	1,429,342
Kimco Realty Corp.	58,150	1,433,398
Mid-America Apartment Communities, Inc.	10,861	2,491,948
Prologis, Inc.	69,743	11,741,931
Public Storage	14,391	5,390,293
Realty Income Corp.	53,370	3,820,758
Regency Centers Corp.	14,536	1,095,288
SBA Communications Corp.	10,262	3,992,123
Simon Property Group, Inc.	30,999	4,952,710
UDR, Inc.	27,416	1,644,686
Ventas, Inc.	37,655	1,924,924
Vornado Realty Trust	14,999	627,858
Welltower, Inc.	41,061	3,521,802
Weyerhaeuser Co.	70,660	2,909,779
		102,017,823
Food & Staples Retailing 1.4%
Costco Wholesale Corp.	41,679	23,661,168
Kroger Co. (The)	63,836	2,889,218
Sysco Corp.	48,360	3,798,678
Walgreens Boots Alliance, Inc.	67,774	3,535,092
Walmart, Inc.	134,154	19,410,742
		53,294,898
Food Products 0.9%
Archer-Daniels-Midland Co.	52,774	3,566,995
Campbell Soup Co.	19,094	829,825
Conagra Brands, Inc.	45,251	1,545,322
General Mills, Inc.	57,137	3,849,891
Hershey Co. (The)	13,715	2,653,441
Hormel Foods Corp.	26,614	1,299,029
J M Smucker Co. (The)	10,222	1,388,352
Kellogg Co.	24,134	1,554,712
Kraft Heinz Co. (The)	66,971	2,404,259
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments December 31, 2021† (continued)
	Shares	Value
Common Stocks (continued)
Food Products (continued)
Lamb Weston Holdings, Inc.	13,779	$ 873,313
McCormick & Co., Inc. (Non-Voting)	23,522	2,272,460
Mondelez International, Inc., Class A	131,592	8,725,866
Tyson Foods, Inc., Class A	27,811	2,424,007
		33,387,472
Gas Utilities 0.0% ‡
Atmos Energy Corp.	12,492	1,308,787
Health Care Equipment & Supplies 2.9%
Abbott Laboratories	166,808	23,476,558
ABIOMED, Inc. (a)	4,292	1,541,558
Align Technology, Inc. (a)	6,918	4,546,371
Baxter International, Inc.	47,232	4,054,395
Becton Dickinson and Co.	27,092	6,813,096
Boston Scientific Corp. (a)	134,424	5,710,332
Cooper Cos., Inc. (The)	4,651	1,948,490
Dentsply Sirona, Inc.	20,622	1,150,502
Dexcom, Inc. (a)	9,143	4,909,334
Edwards Lifesciences Corp. (a)	58,895	7,629,847
Hologic, Inc. (a)	23,912	1,830,703
IDEXX Laboratories, Inc. (a)	7,999	5,267,022
Intuitive Surgical, Inc. (a)	33,674	12,099,068
Medtronic plc	126,954	13,133,391
ResMed, Inc.	13,746	3,580,558
STERIS plc	9,435	2,296,573
Stryker Corp.	31,672	8,469,726
Teleflex, Inc.	4,419	1,451,553
Zimmer Biomet Holdings, Inc.	19,707	2,503,577
		112,412,654
Health Care Providers & Services 2.8%
AmerisourceBergen Corp.	14,113	1,875,476
Anthem, Inc.	22,896	10,613,212
Cardinal Health, Inc.	26,582	1,368,707
Centene Corp. (a)	55,044	4,535,626
Cigna Corp.	31,265	7,179,382
CVS Health Corp.	124,525	12,845,999
DaVita, Inc. (a)	6,152	699,851
HCA Healthcare, Inc.	22,592	5,804,337
Henry Schein, Inc. (a)	13,082	1,014,247
Humana, Inc.	12,125	5,624,302
Laboratory Corp. of America Holdings (a)	9,028	2,836,688
McKesson Corp.	14,403	3,580,154
Quest Diagnostics, Inc.	11,572	2,002,072
UnitedHealth Group, Inc.	88,848	44,614,135
	Shares	Value

Health Care Providers & Services (continued)
Universal Health Services, Inc., Class B	6,898	$ 894,395
		105,488,583
Health Care Technology 0.1%
Cerner Corp.	27,755	2,577,607
Hotels, Restaurants & Leisure 2.0%
Booking Holdings, Inc. (a)	3,874	9,294,617
Caesars Entertainment, Inc. (a)	20,166	1,886,126
Carnival Corp. (a)	75,887	1,526,846
Chipotle Mexican Grill, Inc. (a)	2,654	4,639,855
Darden Restaurants, Inc.	12,243	1,844,285
Domino's Pizza, Inc.	3,432	1,936,781
Expedia Group, Inc. (a)	13,773	2,489,057
Hilton Worldwide Holdings, Inc. (a)	26,293	4,101,445
Las Vegas Sands Corp. (a)	32,431	1,220,703
Marriott International, Inc., Class A (a)	25,807	4,264,349
McDonald's Corp.	70,490	18,896,254
MGM Resorts International	36,718	1,647,904
Norwegian Cruise Line Holdings Ltd. (a)	34,906	723,950
Penn National Gaming, Inc. (a)	15,671	812,541
Royal Caribbean Cruises Ltd. (a)	21,151	1,626,512
Starbucks Corp.	111,313	13,020,282
Wynn Resorts Ltd. (a)	9,928	844,277
Yum! Brands, Inc.	27,652	3,839,757
		74,615,541
Household Durables 0.4%
DR Horton, Inc.	30,748	3,334,621
Garmin Ltd.	14,332	1,951,588
Lennar Corp., Class A	25,645	2,978,923
Mohawk Industries, Inc. (a)	5,175	942,781
Newell Brands, Inc.	35,715	780,016
NVR, Inc. (a)	309	1,825,841
PulteGroup, Inc.	23,884	1,365,209
Whirlpool Corp.	5,730	1,344,602
		14,523,581
Household Products 1.4%
Church & Dwight Co., Inc.	23,031	2,360,677
Clorox Co. (The)	11,590	2,020,832
Colgate-Palmolive Co.	79,508	6,785,213
Kimberly-Clark Corp.	31,764	4,539,711
Procter & Gamble Co. (The)	228,281	37,342,206
		53,048,639
Independent Power and Renewable Electricity Producers 0.0% ‡
AES Corp. (The)	62,893	1,528,300

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP MacKay S&P 500 Index Portfolio

	Shares	Value
Common Stocks (continued)
Industrial Conglomerates 1.0%
3M Co.	54,360	$ 9,655,967
General Electric Co.	103,591	9,786,241
Honeywell International, Inc.	64,941	13,540,848
Roper Technologies, Inc.	9,951	4,894,499
		37,877,555
Insurance 1.8%
Aflac, Inc.	57,412	3,352,287
Allstate Corp. (The)	27,043	3,181,609
American International Group, Inc.	78,325	4,453,559
Aon plc, Class A	20,785	6,247,140
Arthur J. Gallagher & Co.	19,553	3,317,558
Assurant, Inc.	5,375	837,748
Brown & Brown, Inc.	22,113	1,554,102
Chubb Ltd.	40,633	7,854,765
Cincinnati Financial Corp.	14,137	1,610,628
Everest Re Group Ltd.	3,714	1,017,339
Globe Life, Inc.	8,764	821,362
Hartford Financial Services Group, Inc. (The)	32,107	2,216,667
Lincoln National Corp.	16,024	1,093,798
Loews Corp.	18,905	1,091,953
Marsh & McLennan Cos., Inc.	47,628	8,278,699
MetLife, Inc.	67,447	4,214,763
Principal Financial Group, Inc.	23,254	1,681,962
Progressive Corp. (The)	55,191	5,665,356
Prudential Financial, Inc.	35,658	3,859,622
Travelers Cos., Inc. (The)	23,207	3,630,271
W R Berkley Corp.	13,164	1,084,582
Willis Towers Watson plc	11,754	2,791,457
		69,857,227
Interactive Media & Services 6.3%
Alphabet, Inc. (a)
Class A	28,358	82,154,260
Class C	26,359	76,272,139

Match Group, Inc. (a)	26,704	3,531,604
Meta Platforms, Inc., Class A (a)	223,071	75,029,931
Twitter, Inc. (a)	75,430	3,260,085
		240,248,019
Internet & Direct Marketing Retail 3.8%
Amazon.com, Inc. (a)	41,116	137,094,723
eBay, Inc.	59,053	3,927,025
Etsy, Inc. (a)	11,960	2,618,522
		143,640,270
	Shares	Value

IT Services 4.5%
Accenture plc, Class A	59,585	$ 24,700,962
Akamai Technologies, Inc. (a)	15,327	1,793,872
Automatic Data Processing, Inc.	39,750	9,801,555
Broadridge Financial Solutions, Inc.	10,997	2,010,471
Cognizant Technology Solutions Corp., Class A	49,549	4,395,987
DXC Technology Co. (a)	23,794	765,929
EPAM Systems, Inc. (a)	5,347	3,574,202
Fidelity National Information Services, Inc.	57,443	6,269,903
Fiserv, Inc. (a)	56,054	5,817,845
FleetCor Technologies, Inc. (a)	7,660	1,714,614
Gartner, Inc. (a)	7,758	2,593,655
Global Payments, Inc.	27,371	3,700,012
International Business Machines Corp.	84,598	11,307,369
Jack Henry & Associates, Inc.	6,985	1,166,425
Mastercard, Inc., Class A	81,833	29,404,234
Paychex, Inc.	30,274	4,132,401
PayPal Holdings, Inc. (a)	110,835	20,901,264
VeriSign, Inc. (a)	9,116	2,313,823
Visa, Inc., Class A	158,196	34,282,655
		170,647,178
Leisure Products 0.0% ‡
Hasbro, Inc.	12,232	1,244,973
Life Sciences Tools & Services 2.0%
Agilent Technologies, Inc.	28,557	4,559,125
Bio-Rad Laboratories, Inc., Class A (a)	2,038	1,539,852
Bio-Techne Corp.	3,707	1,917,780
Charles River Laboratories International, Inc. (a)	4,760	1,793,473
Danaher Corp.	59,993	19,738,297
Illumina, Inc. (a)	14,744	5,609,207
IQVIA Holdings, Inc. (a)	18,021	5,084,445
Mettler-Toledo International, Inc. (a)	2,168	3,679,551
PerkinElmer, Inc.	11,905	2,393,619
Thermo Fisher Scientific, Inc.	37,172	24,802,645
Waters Corp. (a)	5,758	2,145,431
West Pharmaceutical Services, Inc.	6,988	3,277,442
		76,540,867
Machinery 1.5%
Caterpillar, Inc.	51,029	10,549,735
Cummins, Inc.	13,493	2,943,363
Deere & Co.	26,617	9,126,703
Dover Corp.	13,583	2,466,673
Fortive Corp.	33,826	2,580,586
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments December 31, 2021† (continued)
	Shares	Value
Common Stocks (continued)
Machinery (continued)
IDEX Corp.	7,172	$ 1,694,887
Illinois Tool Works, Inc.	26,945	6,650,026
Ingersoll Rand, Inc.	38,449	2,378,840
Otis Worldwide Corp.	40,070	3,488,895
PACCAR, Inc.	32,750	2,890,515
Parker-Hannifin Corp.	12,178	3,874,065
Pentair plc	15,610	1,139,998
Snap-on, Inc.	5,068	1,091,546
Stanley Black & Decker, Inc.	15,379	2,900,787
Westinghouse Air Brake Technologies Corp.	17,623	1,623,255
Xylem, Inc.	17,011	2,039,959
		57,439,833
Media 1.0%
Charter Communications, Inc., Class A (a)	11,670	7,608,490
Comcast Corp., Class A	430,109	21,647,386
Discovery, Inc., Class A (a)(b)	15,962	375,745
Discovery, Inc., Class C (a)	28,652	656,131
DISH Network Corp., Class A (a)	23,556	764,157
Fox Corp.
Class A	30,219	1,115,081
Class B	13,872	475,393

Interpublic Group of Cos., Inc. (The)	37,144	1,391,043
News Corp.
Class A	37,076	827,166
Class B	11,487	258,457

Omnicom Group, Inc.	20,051	1,469,137
ViacomCBS, Inc.	57,232	1,727,262
		38,315,448
Metals & Mining 0.4%
Freeport-McMoRan, Inc.	138,526	5,780,690
Newmont Corp.	75,224	4,665,392
Nucor Corp.	26,960	3,077,484
		13,523,566
Multiline Retail 0.5%
Dollar General Corp.	22,009	5,190,382
Dollar Tree, Inc. (a)	21,217	2,981,413
Target Corp.	46,038	10,655,035
		18,826,830
Multi-Utilities 0.7%
Ameren Corp.	24,301	2,163,032
CenterPoint Energy, Inc.	59,323	1,655,705
CMS Energy Corp.	27,328	1,777,686
	Shares	Value

Multi-Utilities (continued)
Consolidated Edison, Inc.	33,370	$ 2,847,128
Dominion Energy, Inc.	76,401	6,002,063
DTE Energy Co.	18,275	2,184,594
NiSource, Inc.	37,045	1,022,812
Public Service Enterprise Group, Inc.	47,701	3,183,088
Sempra Energy	30,124	3,984,803
WEC Energy Group, Inc.	29,756	2,888,415
		27,709,326
Oil, Gas & Consumable Fuels 2.5%
APA Corp.	34,269	921,494
Chevron Corp.	181,844	21,339,393
ConocoPhillips	124,420	8,980,636
Coterra Energy, Inc.	76,747	1,458,193
Devon Energy Corp.	59,393	2,616,262
Diamondback Energy, Inc.	16,065	1,732,610
EOG Resources, Inc.	55,193	4,902,794
Exxon Mobil Corp.	399,365	24,437,144
Hess Corp.	26,004	1,925,076
Kinder Morgan, Inc.	183,948	2,917,415
Marathon Oil Corp.	73,442	1,205,918
Marathon Petroleum Corp.	58,070	3,715,899
Occidental Petroleum Corp.	83,700	2,426,463
ONEOK, Inc.	42,067	2,471,857
Phillips 66	41,334	2,995,062
Pioneer Natural Resources Co.	21,418	3,895,506
Valero Energy Corp.	38,567	2,896,767
Williams Cos., Inc. (The)	114,617	2,984,627
		93,823,116
Personal Products 0.2%
Estee Lauder Cos., Inc. (The), Class A	21,857	8,091,461
Pharmaceuticals 3.7%
Bristol-Myers Squibb Co.	209,386	13,055,217
Catalent, Inc. (a)	16,149	2,067,556
Eli Lilly and Co.	74,898	20,688,326
Johnson & Johnson	248,341	42,483,695
Merck & Co., Inc.	238,280	18,261,779
Organon & Co.	23,918	728,303
Pfizer, Inc.	529,479	31,265,735
Viatris, Inc.	114,086	1,543,584
Zoetis, Inc.	44,631	10,891,303
		140,985,498
Professional Services 0.4%
Equifax, Inc.	11,509	3,369,720
IHS Markit Ltd.	37,624	5,000,982
Jacobs Engineering Group, Inc.	12,293	1,711,555

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP MacKay S&P 500 Index Portfolio

	Shares	Value
Common Stocks (continued)
Professional Services (continued)
Leidos Holdings, Inc.	13,239	$ 1,176,947
Nielsen Holdings plc	33,847	694,202
Robert Half International, Inc.	10,502	1,171,183
Verisk Analytics, Inc.	15,203	3,477,382
		16,601,971
Real Estate Management & Development 0.1%
CBRE Group, Inc., Class A (a)	31,570	3,425,661
Road & Rail 0.9%
CSX Corp.	209,229	7,867,010
JB Hunt Transport Services, Inc.	7,925	1,619,870
Norfolk Southern Corp.	22,955	6,833,933
Old Dominion Freight Line, Inc.	8,788	3,149,444
Union Pacific Corp.	60,644	15,278,043
		34,748,300
Semiconductors & Semiconductor Equipment 6.4%
Advanced Micro Devices, Inc. (a)	113,917	16,392,656
Analog Devices, Inc.	50,696	8,910,836
Applied Materials, Inc.	85,176	13,403,295
Broadcom, Inc.	38,829	25,837,205
Enphase Energy, Inc. (a)	12,727	2,328,277
Intel Corp.	383,652	19,758,078
KLA Corp.	14,303	6,151,863
Lam Research Corp.	13,282	9,551,750
Microchip Technology, Inc.	52,343	4,556,982
Micron Technology, Inc.	105,523	9,829,467
Monolithic Power Systems, Inc.	4,087	2,016,240
NVIDIA Corp.	235,677	69,314,963
NXP Semiconductors NV	25,086	5,714,089
Qorvo, Inc. (a)	10,398	1,626,143
QUALCOMM, Inc.	105,653	19,320,764
Skyworks Solutions, Inc.	15,579	2,416,926
SolarEdge Technologies, Inc. (a)	4,954	1,389,944
Teradyne, Inc.	15,377	2,514,601
Texas Instruments, Inc.	87,119	16,419,318
Xilinx, Inc.	23,383	4,957,898
		242,411,295
Software 9.5%
Adobe, Inc. (a)	44,884	25,451,921
ANSYS, Inc. (a)	8,231	3,301,619
Autodesk, Inc. (a)	20,739	5,831,599
Cadence Design Systems, Inc. (a)	26,144	4,871,934
Ceridian HCM Holding, Inc. (a)	12,848	1,342,102
Citrix Systems, Inc.	11,765	1,112,851
	Shares	Value

Software (continued)
Fortinet, Inc. (a)	12,801	$ 4,600,679
Intuit, Inc.	26,712	17,181,693
Microsoft Corp.	707,782	238,041,241
NortonLifeLock, Inc.	54,879	1,425,757
Oracle Corp.	152,147	13,268,740
Paycom Software, Inc. (a)	4,541	1,885,378
PTC, Inc. (a)	9,966	1,207,381
salesforce.com, Inc. (a)	92,352	23,469,414
ServiceNow, Inc. (a)	18,772	12,185,093
Synopsys, Inc. (a)	14,386	5,301,241
Tyler Technologies, Inc. (a)	3,865	2,079,177
		362,557,820
Specialty Retail 2.4%
Advance Auto Parts, Inc.	5,943	1,425,607
AutoZone, Inc. (a)	1,978	4,146,659
Bath & Body Works, Inc.	24,939	1,740,493
Best Buy Co., Inc.	20,882	2,121,611
CarMax, Inc. (a)	15,293	1,991,607
Gap, Inc. (The)	20,223	356,936
Home Depot, Inc. (The)	99,555	41,316,321
Lowe's Cos., Inc.	65,319	16,883,655
O'Reilly Automotive, Inc. (a)	6,356	4,488,798
Ross Stores, Inc.	33,523	3,831,008
TJX Cos., Inc. (The)	113,439	8,612,289
Tractor Supply Co.	10,737	2,561,848
Ulta Beauty, Inc. (a)	5,128	2,114,480
		91,591,312
Technology Hardware, Storage & Peripherals 7.2%
Apple, Inc. (c)	1,469,309	260,905,199
Hewlett Packard Enterprise Co.	123,392	1,945,892
HP, Inc.	108,721	4,095,520
NetApp, Inc.	21,096	1,940,621
Seagate Technology Holdings plc	19,322	2,183,000
Western Digital Corp. (a)	29,396	1,916,913
		272,987,145
Textiles, Apparel & Luxury Goods 0.7%
NIKE, Inc., Class B	120,539	20,090,235
PVH Corp.	6,703	714,875
Ralph Lauren Corp.	4,597	546,399
Tapestry, Inc.	25,955	1,053,773
Under Armour, Inc. (a)
Class A	17,796	377,097
Class C	20,288	365,996

VF Corp.	30,753	2,251,735
		25,400,110
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments December 31, 2021† (continued)
	Shares	Value
Common Stocks (continued)
Tobacco 0.6%
Altria Group, Inc.	173,289	$ 8,212,166
Philip Morris International, Inc.	146,860	13,951,700
		22,163,866
Trading Companies & Distributors 0.2%
Fastenal Co.	54,257	3,475,703
United Rentals, Inc. (a)	6,829	2,269,208
WW Grainger, Inc.	4,082	2,115,456
		7,860,367
Water Utilities 0.1%
American Water Works Co., Inc.	17,125	3,234,227
Wireless Telecommunication Services 0.2%
T-Mobile US, Inc. (a)	55,379	6,422,856
Total Common Stocks (d) (Cost $1,058,781,865)		3,806,276,385

Short-Term Investments 0.2%
Affiliated Investment Company 0.0% ‡
MainStay U.S. Government Liquidity Fund, 0.01% (e)	73,463	73,463
Unaffiliated Investment Companies 0.1%
BlackRock Liquidity FedFund, 0.025% (e)(f)	300,000	300,000
Wells Fargo Government Money Market Fund, 0.10% (e)(f)	1,114,637	1,114,637
Total Unaffiliated Investment Companies (Cost $1,414,637)		1,414,637

	Principal Amount	Value
U.S. Treasury Debt 0.1%
U.S. Treasury Bills
0.055%, due 3/17/22 (c)(g)	$ 3,700,000	$ 3,699,585
Total Short-Term Investments (Cost $5,187,675)		5,187,685
Total Investments (Cost $1,063,969,540)	100.0%	3,811,464,070
Other Assets, Less Liabilities	0.0‡	1,119,177
Net Assets	100.0%	$ 3,812,583,247

†	Percentages indicated are based on Portfolio net assets.
‡	Less than one-tenth of a percent.
(a)	Non-income producing security.
(b)	All or a portion of this security was held on loan. As of December 31, 2021, the aggregate market value of securities on loan was $1,362,478. The Portfolio received cash collateral with a value of $1,414,637. (See Note 2(H))
(c)	Represents a security, or portion thereof, which was maintained at the broker as collateral for futures contracts.
(d)	The combined market value of common stocks and notional value of Standard & Poor’s 500 Index futures contracts represents 99.9% of the Portfolio’s net assets.
(e)	Current yield as of December 31, 2021.
(f)	Represents a security purchased with cash collateral received for securities on loan.
(g)	Interest rate shown represents yield to maturity.

Futures Contracts
As of December 31, 2021, the Portfolio held the following futures contracts:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[1]
Long Contracts
S&P 500 E-Mini Index	15	March 2022	$ 3,473,932	$ 3,568,875	$ 94,943

1.	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2021.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP MacKay S&P 500 Index Portfolio

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 3,806,276,385	$ —	$ —	$ 3,806,276,385
Short-Term Investments
Affiliated Investment Company	73,463	—	—	73,463
Unaffiliated Investment Companies	1,414,637	—	—	1,414,637
U.S. Treasury Debt	—	3,699,585	—	3,699,585
Total Short-Term Investments	1,488,100	3,699,585	—	5,187,685
Total Investments in Securities	3,807,764,485	3,699,585	—	3,811,464,070
Other Financial Instruments
Futures Contracts (b)	94,943	—	—	94,943
Total Investments in Securities and Other Financial Instruments	$ 3,807,859,428	$ 3,699,585	$ —	$ 3,811,559,013

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Statement of Assets and Liabilities as of December 31, 2021
Assets
Investment in unaffiliated securities, at value (identified cost $1,063,896,077) including securities on loan of $1,362,478	$3,811,390,607
Investment in affiliated investment companies, at value (identified cost $73,463)	73,463
Cash	11,154
Receivables:
Dividends and interest	2,302,579
Portfolio shares sold	1,754,250
Securities lending	301
Other assets	131,713
Total assets	3,815,664,067
Liabilities
Cash collateral received for securities on loan	1,414,637
Payables:
Portfolio shares redeemed	764,692
NYLIFE Distributors (See Note 3)	430,249
Manager (See Note 3)	251,420
Shareholder communication	108,336
Professional fees	64,912
Variation margin on futures contracts	26,144
Custodian	14,946
Trustees	5,484
Total liabilities	3,080,820
Net assets	$3,812,583,247
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 42,704
Additional paid-in-capital	939,748,873
939,791,577
Total distributable earnings (loss)	2,872,791,670
Net assets	$3,812,583,247
Initial Class
Net assets applicable to outstanding shares	$1,745,640,082
Shares of beneficial interest outstanding	19,446,871
Net asset value per share outstanding	$ 89.76
Service Class
Net assets applicable to outstanding shares	$2,066,943,165
Shares of beneficial interest outstanding	23,256,952
Net asset value per share outstanding	$ 88.87

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP MacKay S&P 500 Index Portfolio

Statement of Operations for the year ended December 31, 2021
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $6,675)	$ 50,842,220
Interest	11,088
Securities lending	8,291
Dividends-affiliated	22
Total income	50,861,621
Expenses
Manager (See Note 3)	5,697,657
Distribution/Service—Service Class (See Note 3)	4,613,101
Professional fees	218,362
Shareholder communication	191,741
Custodian	93,576
Trustees	76,223
Miscellaneous	299,240
Total expenses before waiver/reimbursement	11,189,900
Expense waiver/reimbursement from Manager (See Note 3)	(2,218,668)
Net expenses	8,971,232
Net investment income (loss)	41,890,389
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	95,982,876
Futures transactions	7,797,555
Net realized gain (loss)	103,780,431
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	764,798,601
Futures contracts	(295,796)
Net change in unrealized appreciation (depreciation)	764,502,805
Net realized and unrealized gain (loss)	868,283,236
Net increase (decrease) in net assets resulting from operations	$910,173,625
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Statements of Changes in Net Assets
for the years ended December 31, 2021 and December 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 41,890,389	$ 39,963,323
Net realized gain (loss)	103,780,431	34,324,525
Net change in unrealized appreciation (depreciation)	764,502,805	469,492,808
Net increase (decrease) in net assets resulting from operations	910,173,625	543,780,656
Distributions to shareholders:
Initial Class	(37,666,492)	(32,014,852)
Service Class	(39,080,413)	(28,858,985)
Total distributions to shareholders	(76,746,905)	(60,873,837)
Capital share transactions:
Net proceeds from sales of shares	364,010,795	717,352,187
Net asset value of shares issued to shareholders in reinvestment of distributions	76,746,905	60,873,837
Cost of shares redeemed	(831,676,688)	(356,638,845)
Increase (decrease) in net assets derived from capital share transactions	(390,918,988)	421,587,179
Net increase (decrease) in net assets	442,507,732	904,493,998
Net Assets
Beginning of year	3,370,075,515	2,465,581,517
End of year	$3,812,583,247	$3,370,075,515
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay VP MacKay S&P 500 Index Portfolio

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Initial Class	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 71.41	$ 61.70	$ 48.11	$ 52.02	$ 44.05
Net investment income (loss) (a)	1.03	1.00	1.01	1.04	0.80
Net realized and unrealized gain (loss)	19.19	10.13	13.88	(3.15)	8.60
Total from investment operations	20.22	11.13	14.89	(2.11)	9.40
Less distributions:
From net investment income	(1.01)	(0.91)	(1.00)	(0.78)	(0.70)
From net realized gain on investments	(0.86)	(0.51)	(0.30)	(1.02)	(0.73)
Total distributions	(1.87)	(1.42)	(1.30)	(1.80)	(1.43)
Net asset value at end of year	$ 89.76	$ 71.41	$ 61.70	$ 48.11	$ 52.02
Total investment return (b)	28.55%	18.24%	31.25%	(4.52)%	21.49%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.28%	1.61%	1.80%	1.95%	1.65%
Net expenses (c)	0.12%	0.13%	0.16%	0.16%	0.22%
Expenses (before waiver/reimbursement) (c)	0.18%	0.20%	0.19%	0.19%	0.23%
Portfolio turnover rate	3%	2%	7%	9%	3%
Net assets at end of year (in 000's)	$ 1,745,640	$ 1,749,834	$ 1,123,943	$ 1,001,911	$ 1,156,346

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended December 31,
Service Class	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 70.76	$ 61.19	$ 47.74	$ 51.66	$ 43.80
Net investment income (loss) (a)	0.83	0.83	0.86	0.90	0.67
Net realized and unrealized gain (loss)	18.99	10.03	13.77	(3.13)	8.54
Total from investment operations	19.82	10.86	14.63	(2.23)	9.21
Less distributions:
From net investment income	(0.85)	(0.78)	(0.88)	(0.67)	(0.62)
From net realized gain on investments	(0.86)	(0.51)	(0.30)	(1.02)	(0.73)
Total distributions	(1.71)	(1.29)	(1.18)	(1.69)	(1.35)
Net asset value at end of year	$ 88.87	$ 70.76	$ 61.19	$ 47.74	$ 51.66
Total investment return (b)	28.23%	17.95%	30.92%	(4.76)%	21.19%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.03%	1.37%	1.54%	1.70%	1.40%
Net expenses (c)	0.37%	0.38%	0.41%	0.41%	0.47%
Expenses (before waiver/reimbursement) (c)	0.43%	0.45%	0.44%	0.44%	0.48%
Portfolio turnover rate	3%	2%	7%	9%	3%
Net assets at end of year (in 000's)	$ 2,066,943	$ 1,620,242	$ 1,341,639	$ 920,531	$ 897,611

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Notes to Financial Statements
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP MacKay S&P 500 Index Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio (formerly known as MainStay VP Moderate Growth Allocation Portfolio) and MainStay VP Equity Allocation Portfolio (formerly known as MainStay VP Growth Allocation Portfolio), which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	January 29, 1993
Service Class	June 5, 2003
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500® Index.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
The Board of Trustees of the Fund (the "Board") adopted procedures establishing methodologies for the valuation of the Portfolio's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the

22	MainStay VP MacKay S&P 500 Index Portfolio

asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2021, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio's valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of December 31, 2021, were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a
23

Notes to Financial Statements (continued)
holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income. The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

24	MainStay VP MacKay S&P 500 Index Portfolio

(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Portfolio did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Portfolio's investment in futures contracts and other derivatives may increase the volatility of the Portfolio's NAVs and may result in a loss to the Portfolio. Open futures contracts as of December 31, 2021, are shown in the Portfolio of Investments.
(H) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of December 31, 2021, are shown in the Portfolio of Investments.
Prior to February 22, 2021, these services were provided by State Street Bank and Trust Company (“State Street”).
(I) Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.
(J) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
(K) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Portfolio's derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio's financial positions, performance and cash flows.
25

Notes to Financial Statements (continued)
The Portfolio entered into futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values.
Fair value of derivative instruments as of December 31, 2021:
Asset Derivatives	Equity Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$94,943	$94,943
Total Fair Value	$94,943	$94,943

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2021:
Net Realized Gain (Loss) from:	Equity Contracts Risk	Total
Futures Contracts	$7,797,555	$7,797,555
Total Net Realized Gain (Loss)	$7,797,555	$7,797,555

Net Change in Unrealized Appreciation (Depreciation)	Equity Contracts Risk	Total
Futures Contracts	$(295,796)	$(295,796)
Total Net Change in Unrealized Appreciation (Depreciation)	$(295,796)	$(295,796)

Average Notional Amount	Total
Futures Contracts Long	$26,093,688
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. During a portion of the year ended December 31, 2021, the Portfolio reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory
Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.16% up to $2.5 billion; and 0.15% in excess of $2.5 billion. During the year ended December 31, 2021, the effective management fee rate was 0.16% (exclusive of any applicable waivers/reimbursements).
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Initial Class shares and Service Class shares do not exceed 0.12% and 0.37%, respectively, of the Portfolio's average daily net assets. This agreement will remain in effect until May 1, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the year ended December 31, 2021, New York Life Investments earned fees from the Portfolio in the amount of $5,697,657 and waived fees and/or reimbursed expenses in the amount of $2,218,668 and paid the Subadvisor fees of $1,740,529.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Prior to February 22, 2021, these services were provided by State Street.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service

26	MainStay VP MacKay S&P 500 Index Portfolio

fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
(C) Investments in Affiliates (in 000’s).  During the year ended December 31, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 1,897	$ 54,159	$ (55,983)	$ —	$ —	$ 73	$ —(a)	$ —	73

(a)	Less than $500.

Note 4-Federal Income Tax
As of December 31, 2021, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,081,200,267	$2,743,557,760	$(13,293,957)	$2,730,263,803
As of December 31, 2021, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$89,260,487	$53,061,761	$205,619	$2,730,263,803	$2,872,791,670
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and mark to market of futures contracts. The other temporary differences are primarily due to deferred dividends from real estate investment trusts (“REITs”).
During the years ended December 31, 2021 and December 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2021	2020
Distributions paid from:
Ordinary Income	$56,145,964	$47,539,689
Long-Term Capital Gains	20,600,941	13,334,148
Total	$76,746,905	$60,873,837
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Prior to February 22, 2021, these services were provided by State Street. The services provided by State Street were a direct expense of the Portfolio and are included in the Statement of Operations as Custodian fees which totaled $8,289 for the period January 1, 2021 through February 21, 2021.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate ("LIBOR"), whichever is higher. The Credit Agreement expires on July 26, 2022, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2021, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

27

Notes to Financial Statements (continued)
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2021, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended December 31, 2021, purchases and sales of securities, other than short-term securities, were $99,147 and $493,076, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended December 31, 2021 and December 31, 2020, were as follows:
Initial Class	Shares	Amount
Year ended December 31, 2021:
Shares sold	1,447,144	$ 111,542,140
Shares issued to shareholders in reinvestment of distributions	455,821	37,666,492
Shares redeemed	(6,961,317)	(569,084,066)
Net increase (decrease)	(5,058,352)	$(419,875,434)
Year ended December 31, 2020:
Shares sold	7,686,597	$ 453,164,433
Shares issued to shareholders in reinvestment of distributions	490,124	32,014,852
Shares redeemed	(1,887,708)	(114,377,735)
Net increase (decrease)	6,289,013	$ 370,801,550

Service Class	Shares	Amount
Year ended December 31, 2021:
Shares sold	3,147,547	$ 252,468,655
Shares issued to shareholders in reinvestment of distributions	477,391	39,080,413
Shares redeemed	(3,266,373)	(262,592,622)
Net increase (decrease)	358,565	$ 28,956,446
Year ended December 31, 2020:
Shares sold	4,480,239	$ 264,187,754
Shares issued to shareholders in reinvestment of distributions	445,605	28,858,985
Shares redeemed	(3,954,679)	(242,261,110)
Net increase (decrease)	971,165	$ 50,785,629
Note 10-Litigation
The Portfolio has been named as a defendant in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the plaintiff asserts claims against certain insiders, shareholders, professional advisers, and others involved in the LBO.
Separately, the complaint also seeks to obtain from former Tribune shareholders, including the Portfolio, any proceeds they received in connection with the LBO. The sole claim and cause of action brought against the Portfolio is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).
In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders. One of the SLCFC actions, entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named the Portfolio as a defendant.
The FitzSimons action and Deutsche Bank action have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).
On September 23, 2013, the District Court granted the defendants’ motion to dismiss the SLCFC actions, including the Deutsche Bank action, on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On November 5, 2014, the Second Circuit Court of Appeals held an oral argument on appeal. On March 29, 2016, the United States Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the District Court’s dismissal of those lawsuits, but on different grounds than the District Court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were pre-empted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. Certain shareholder defendants filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The plaintiffs filed a reply in support of the petition on November 4, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari

28	MainStay VP MacKay S&P 500 Index Portfolio

suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, the plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the District Court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed a response to the plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.” On December 19, 2019, the Second Circuit issued an amended opinion that again affirmed the district court’s ruling on the basis that plaintiffs’ claims were preempted by Section 546(e) of the Bankruptcy Code. Plaintiffs filed a motion for rehearing and rehearing en banc on January 2, 2020, which was denied on February 6, 2020. Plaintiffs filed a new petition for certiorari with the Supreme Court on July 6, 2020. In that petition, plaintiffs stated that “[t]o make it more likely that there will be a quorum for this petition,” they have “abandon[ed] the case and let the judgment below stand” with respect to certain defendants. That list did not include the Portfolio. Defendants filed an opposition to the certiorari petition on August 26, 2020. Plaintiffs filed a reply in support of the petition for certiorari on September 8, 2020. On March 12, 2021, the Solicitor General filed an amicus brief recommending that certiorari be denied. Plaintiffs filed a supplemental brief in response to the Solicitor General’s amicus brief on March 31, 2021, and Defendants filed a supplemental brief on April 1, 2021. The Supreme Court denied the petition for certiorari on April 19, 2021.
On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint. On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The Court’s order is not immediately appealable, but the plaintiff has asked the Court to direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.
On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request.
On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management. The shareholder defendants opposed that request. On June 18, 2018, the District Court ordered that the request would be stayed pending further action by the Second Circuit in the still-pending appeal, discussed above. On December 18, 2018, the plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating the plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the Court held a case management conference, during which the Court stated that it would not lift the stay prior to further action from the Second Circuit. The Court stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the Court ordered the parties still facing pending claims to participate in a mediation. On March 27, 2019, the Court held a telephone conference and decided to allow the plaintiff to file a motion for leave to amend. On April 4, 2019, the plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to the plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. The Court denied leave to amend the complaint on April 23, 2019. On June 13, 2019, the Court entered judgment pursuant to Rule 54(b), which would permit an appeal of the Court’s dismissal of the claim against the shareholder defendants. On July 15, 2019, the Trustee filed a notice of appeal to the Second Circuit. Appellant filed his brief on January 7, 2020. The shareholder defendants filed an opposition brief on April 27, 2020, and Appellant filed a reply brief on May 18, 2020. The Court held oral argument on August 24, 2020 and, on August 20, 2021, affirmed the district court’s dismissal of plaintiff’s intentional fraudulent conveyance claims and denial of leave to amend. Plaintiff filed a petition for rehearing en banc on September 3, 2021. The petition was denied on October 7, 2021. On January 5, 2022, Plaintiff filed a petition for certiorari in the U.S. Supreme Court. In addition, the District Court has entered two bar orders in connection with the plaintiff’s settlement with certain non-shareholder defendants. The orders bar claims against the settling defendants, but contain a judgment reduction provision that preserves the value of any potential claim by a shareholder defendant against a settling defendant. Specifically, the judgment reduction provision reduces the amount of money recoverable against a shareholder defendant to the extent the shareholder defendant could have recovered on a claim against a settling defendant.
The value of the proceeds received by the Portfolio in connection with the LBO and the Portfolio's cost basis in shares of Tribune was as follows:
Portfolio	Proceeds	Cost Basis
MainStay VP MacKay S&P 500 Index Portfolio	$682,856	$527,309
At this stage of the proceedings, the Portfolio does not believe a loss is probable; however, it is difficult to assess with any reasonable certainty the outcome of the pending litigation or the effect, if any, on the Portfolio's net asset value.
29

Notes to Financial Statements (continued)
Note 11–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 12–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2021, events and transactions subsequent to December 31, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
30	MainStay VP MacKay S&P 500 Index Portfolio

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MainStay VP Funds Trust and Shareholders of
MainStay VP MacKay S&P 500 Index Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP MacKay S&P 500 Index Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agents and brokers; when replies were not received from broker, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
February 24, 2022
We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.
31

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay VP MacKay S&P 500 Index Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Portfolio (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 8–9, 2021 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2021 through December 2021, including information and materials furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Portfolio and investment-related matters for the Portfolio as well as presentations from New York Life Investments and MacKay personnel. In addition, the Board took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2021 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by the applicable share classes of the Portfolio, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and MacKay; (ii) the qualifications of the portfolio manager of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay with respect to their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life

32	MainStay VP MacKay S&P 500 Index Portfolio

Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to investors and that the Portfolio’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 8–9, 2021 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Portfolio’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Portfolio.
The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Portfolio. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that MacKay provides to the Portfolio and considered the terms of each of the Advisory Agreements. The Board evaluated MacKay’s experience and performance in serving as subadvisor to the Portfolio and advising other portfolios and MacKay’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay and New York Life Investments’ and MacKay’s overall resources, legal and compliance environment, capabilities, reputation and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and MacKay and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board reviewed MacKay’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the qualifications and experience of the Portfolio’s portfolio manager, the number of accounts managed by the portfolio manager and the method for compensating the portfolio manager.
In addition, the Board considered information provided by New York Life Investments and MacKay regarding the operations of their respective business continuity plans in response to the ongoing COVID-19 pandemic, including the remote working environment.
Based on these considerations, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio’s benchmark, the Portfolio’s
33

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Portfolio as compared to peer funds.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance attributable to MacKay as well as discussions between the Portfolio’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed to take, to seek to enhance Portfolio investment performance and the results of those actions.
Based on these considerations, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Portfolio. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates , including MacKay, the Board considered, among other factors, New York Life Investments’ and its affiliates’ continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio. The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay in exchange for commissions paid by the Portfolio with respect to trades in the Portfolio’s portfolio securities. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.
The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the

34	MainStay VP MacKay S&P 500 Index Portfolio

Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Portfolio were not excessive.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fees paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and those of the similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.
Based on the factors outlined above, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Portfolio’s expense structure permits economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.
35

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
36	MainStay VP MacKay S&P 500 Index Portfolio

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Portfolio are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolio. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a
Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Nolan reached the age of 75 during the calendar year 2021. Accordingly, Mr. Nolan retired at the end of calendar year 2021, at which time, Ms. Hammond became a Trustee of the Portfolio. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Yie-Hsin Hung* 1962	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010	78	MainStay Funds: Trustee since 2017 (12 Funds);
MainStay Funds Trust: Trustee since 2017 (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2017;
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee
since March 2021; and
Turtle Beach Corporation: Director since April 2021
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
37

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021;VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Committee since 2018
Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007***	President, Strategic Management Advisors LLC since 1990	78	MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 Funds); MainStay Funds Trust: Chairman since 2017 and Trustee since 1990 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay Funds: Trustee since 2006 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Richard H. Nolan, Jr.**** 1946	MainStay VP Funds Trust: Trustee since 2006***	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay Funds: Trustee since 2007 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Independent Trustees
38	MainStay VP MacKay S&P 500 Index Portfolio

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (12 Funds);
MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Trustee since 2018, Chair of the Special Committee since 2019; and
Rhode Island School of Design: Trustee and Chair of the Finance Committee since 2015

Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC since 2018; President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds); MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Allstate Corporation: Director since 2015;
Partners in Health:Trustee since 2019 and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay Funds: Trustee since 1994 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund; Trustee since June 2021
**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
****	Pursuant to the Board's retirement policy, Mr. Nolan retired from the Board effective December 31, 2021.
Independent Trustees
39

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay VP Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since January 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust since 2017** and MainStay CBRE Global Infrastructure Megatrends Fund since 2021; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust since 2007**	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds Trust since 2009, MainStay Funds since 2007 and MainStay CBRE Global Infrastructure Megatrends Fund since 2021; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay VP Funds Trust since 2021, and 2014 to 2020	Vice President and Chief Compliance Officer, New York Life Investments Alternatives LLC and New York Life Investment Management Holdings LLC (since 2020); Vice President (since 2018) and Chief Compliance Officer (since 2016), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, IndexIQ Advisors LLC, IndexIQ Holdings Inc., IndexIQ LLC and IndexIQ Trust (since 2017); Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay Funds, MainStay Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2021 and 2014 to 2020); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust since 2010**	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds and MainStay Funds Trust since 2010 and MainStay CBRE Global Infrastructure Megatrends Fund since 2021
Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust since 2005**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds Trust since 2009 and MainStay Funds since 2005 and MainStay CBRE Global Infrastructure Megatrends Fund since 2021
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
40	MainStay VP MacKay S&P 500 Index Portfolio

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP MacKay S&P 500 Index Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP T. Rowe Price Equity Income Portfolio1
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Brown Advisory LLC
Baltimore, Maryland
Candriam Belgium S.A.*
Brussels, Belgium
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Capital Management LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
T. Rowe Price Associates, Inc.
Baltimore, Maryland
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
Effective on or about May 1, 2022, the MainStay VP T. Rowe Price Equity Income Portfolio will be renamed the MainStay VP American Century Sustainable Equity Portfolio.
Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC
Not part of the Annual Report

2021 Annual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2022 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
1802534	MSVPSP11-02/22
(NYLIAC) NI529

MainStay VP CBRE Global Infrastructure Portfolio

Message from the President and Annual Report
December 31, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
The COVID-19 pandemic and inflation drove market performance during the 12-month reporting period ended December 31, 2021. Against all expectations, the pandemic remained a persistent force worldwide, with widespread outbreaks of highly transmissible variants disrupting life in many locations despite the widespread availability of effective vaccines. Supported by government stimulus and accommodative monetary policies, most global economies expanded, exceeding pre-pandemic levels. However, the pandemic continued to claim lives, and the recovery proved uneven, with some industries struggling in the face of labor shortages, supply-chain bottlenecks and sharply rising commodity prices.
Spurred by economic growth and rising inflationary pressures, positive investor sentiment buoyed stock markets while bond markets lagged. In the United States, the S&P 500® Index, a widely regarded benchmark of market performance, produced strong gains led by energy and real estate, followed by information technology and financials. Materials and consumer staples lagged the Index by a small margin, while health care and industrials trailed further behind. The traditionally defensive utilities and consumer staples sectors underperformed by a greater margin, with both sectors challenged by rising commodity prices, with communication services as the only sector to generate negative returns. Small- and mid-cap stocks, which outperformed for much of the reporting period, lost ground to large-cap stocks in the closing months of 2021 as risk appetites diminished and trailed for the year as a whole. Similarly, value stocks outperformed growth-oriented shares during the first half of the year, then fell behind in November and December. In developed international equity markets, the U.K. and Eurozone led Asia, while, overall, the international market lagged its U.S. counterpart, particularly during the second half of the reporting period. Emerging market equities suffered broad losses, though returns varied widely from country to country with some, such as India, producing solidly positive returns while others, most notably China, experiencing punishing declines.
U.S. and international bond markets produced mixed performance, buffeted by rising interest rates while supported by accommodative monetary policies and strong corporate financial results. Expectations for a quick economic recovery in early 2021 drove rising yields and a steep selloff in traditional safe havens, such as government bonds. A partial recovery in the summer of 2021 was followed by another dip in the fall, prompted by signals from central banks of their intention to soon withdraw monetary accommodation as a first step toward raising rates in an effort to combat rising inflation. Increasingly hawkish rhetoric from the U.S. Federal Reserve in November and December further pressured the fixed-income asset class. Corporate bonds fared relatively well given the positive corporate earnings environment and historically low default rates, with lower-rated issues significantly outperforming investment-grade credits. Emerging market corporate bonds came under pressure late in the reporting period due to slowing Chinese economic growth associated with a government regulatory crackdown and heightened concerns regarding a debt crisis in the Chinese real estate sector.
Today, the pandemic remains deeply felt in the economy and our personal lives. Yet, at the same time, post-pandemic trends are beginning to play an increasing role in the financial markets. As a MainStay VP investor, you can rely on us to manage our portfolios with a careful eye on the ever-changing investment landscape and provide you with disciplined investment tools to help you reach your financial goals. Thank you for your continued trust, which we strive to earn every day.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information, which includes information about MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended December 31, 2021
Class	Inception Date[1]	One Year	Five Years	Since Inception	Gross Expense Ratio[2]
Initial Class Shares	5/1/2015	15.29%	-3.75%	-3.05%	1.62%
Service Class Shares	5/1/2015	15.00	-3.99	-3.29	1.87

1.	Effective February 28, 2020, the Portfolio replaced its subadvisor and modified its principal investment strategies. The past performance in the graph and table prior to that date reflects the Portfolio’s prior subadvisor and principal investment strategies.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	One Year	Five Years	Since Inception
FTSE Global Core Infrastructure 50/50 Index (Net)[1]	14.88%	9.41%	7.01%
Morningstar Infrastructure Category Average[2]	14.86	9.54	6.15

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
1.	The FTSE Global Core Infrastructure 50/50 Index (Net) is the Portfolio’s primary broad-based securities market index for comparison purposes. The FTSE Global Core Infrastructure 50/50 Index (Net) gives participants an industry-defined interpretation of infrastructure and adjusts the exposure to certain infrastructure sub-sectors. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The Morningstar Infrastructure Category Average is representative of funds that invest more than 60% of their assets in stocks of companies engaged in infrastructure activities. Industries considered to be part of the infrastructure sector include: oil & gas midstream; waste management; airports; integrated shipping; railroads; shipping & ports; trucking; engineering & construction; infrastructure operations; and the utilities sector. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP CBRE Global Infrastructure Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2021 to December 31, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2021 to December 31, 2021. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended
December 31, 2021. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 7/1/21	Ending Account Value (Based on Actual Returns and Expenses) 12/31/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,062.10	$4.94	$1,020.42	$4.84	0.95%
Service Class Shares	$1,000.00	$1,060.80	$6.23	$1,019.16	$6.11	1.20%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP CBRE Global Infrastructure Portfolio

Country Composition as of December 31, 2021 (Unaudited)
United States	53.2%
France	9.5
Australia	8.8
Spain	6.3
Italy	5.8
Canada	4.4
United Kingdom	3.6
Portugal	2.9
Germany	1.4
Japan	1.3%
China	1.2
New Zealand	0.9
Mexico	0.9
Denmark	0.7
Other Assets, Less Liabilities	–0.9
100.0%
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of December 31, 2021 (excluding short-term investments) (Unaudited)
1.	NextEra Energy, Inc.
2.	American Electric Power Co., Inc.
3.	Union Pacific Corp.
4.	Vinci SA
5.	Cellnex Telecom SA
6.	Cheniere Energy, Inc.
7.	Transurban Group
8.	National Grid plc
9.	Crown Castle International Corp.
10.	Atlas Arteria Ltd.

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers T. Ritson Ferguson, CFA1, Jeremy Anagnos, CFA, Daniel Foley, CFA, and Hinds Howard of CBRE Investment Management Listed Real Assets LLC (“CBRE” and formerly known as CBRE Clarion Securities LLC), the Portfolio’s Subadvisor.
How did MainStay VP CBRE Global Infrastructure Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2021?
For the 12 months ended December 31, 2021, MainStay VP CBRE Global Infrastructure Portfolio returned 15.29% for Initial Class shares and 15.00% for Service Class shares. Over the same period, both share classes outperformed the 14.88% return of the FTSE Global Core Infrastructure 50/50 Index (Net) (“Index”), which is the Portfolio’s benchmark. For the 12 months ended December 31, 2021, both share classes also outperformed the 14.86% return of the Morningstar Infrastructure Category Average.2
What factors affected the Portfolio’s relative performance during the reporting period?
The Portfolio outperformed the Index during the reporting period due to both stock selection and sector allocation. Stock selection was the most positive influence on relative performance. Global transports made the strongest contributions to stock selection, followed by the midstream sector. (Contributions take weightings and total returns into account.) The Portfolio’s utilities selections proved particularly strong in North America but were more than offset by underperforming stock selection from Continental Europe. The Portfolio’s relative performance was further supported by underweight exposure to emerging markets, as well as utilities positioning globally. Positioning across transports was a net negative contributor to sector allocation, as was overweight exposure to underperforming communications stocks.
During the reporting period, which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?
The sectors providing the strongest positive contributions to the Portfolio’s performance relative to the Index included North America utilities, North America rail and Asia-Pacific transports. Relative performance from North America utilities benefited significantly from strong stock selection and modestly from sector allocation. North America rail bolstered performance entirely due to positive stock selection, which benefitted from mergers and acquisitions in the sector. Asia-Pacific transports benefitted nearly equally from positive stock selection and sector allocation.
The weakest contributors to the Portfolio’s relative performance were Continental European utilities, among which stock selection was a significant drag. Key holdings in this sector were affected by negative investor sentiment and concerns regarding the potential for renewable development returns to erode amid growing competition, supply-chain issues and rising inflation. The next two weakest sector contributions proved far less impactful; Japan rail holdings suffered due to weak stock selections and overweight exposure to the sector which had negative returns. European communications holdings detracted from performance as overweight exposure to this underperforming sector more than offset positive stock selection.
During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?
The holdings that contributed most to the Portfolio’s absolute returns included Cheniere Energy, Crown Castle and American Tower. Cheniere Energy is a U.S. midstream company with a set of unique, fully contracted, natural gas export assets. The company benefited from improvement in the global liquid natural gas market. Crown Castle, a U.S.-based tower company that also owns a large, small-cell and fiber portfolio, appears uniquely positioned to benefit from the rollout of 5G wireless communications in North America. American Tower is a U.S.-based, global owner of cellular towers actively expanding into Europe and furthering its growth ambitions around the world. Another positive contributor, U.S. integrated utility Exelon, benefitted from a plan to simplify its business into a pure, regulated enterprise by spinning out its competitive power generation business. The company’s power generation business benefited from growing policy support aimed at keeping nuclear plants profitable as a means of achieving state and federal decarbonization/net zero goals.
The holdings that detracted the most from the Portfolio’s absolute returns were European integrated utilities and renewable developers Enel (Italy) and EDP/Energias de Portugal (Portugal), as well as Japanese passenger rail stock West Japan Railway Company (Japan), all of which posted negative returns for the year. Holdings in Enel and EDP suffered as unfavorable sentiment drove shares lower among companies exposed to decarbonization due to the potential for development returns to erode, as well as supply-chain-related inflation concerns. JR West posted negative returns on weaker-than-expected operating results and an unexpected equity issuance that weighed on the share price.
Did the Portfolio make any significant purchases or sales during the reporting period?
The Portfolio’s most significant purchases during the reporting period included new positions in Australian toll road company Transurban Group, and U.S. utilities Dominion Energy and WEC Energy Group. The purchase of Transurban shares reflected improvements in the company’s underlying fundamentals as traffic continued to recover, as well as our opinion that the stock was attractively valued. Dominion was added to the Portfolio

1.	Mr. Ferguson served as a portfolio manager until his retirement December 31, 2021.
2.	See page 5 for more information on benchmark and peer group returns.
8	MainStay VP CBRE Global Infrastructure Portfolio

following significant underperformance versus its peer group that left the company attractively valued despite its strong growth outlook tied to decarbonization investments, including onshore and offshore renewable developments. WEC, a high-quality regulated utility, was added to the Portfolio following weakness in shares despite best-in-class regulation and management, and a compelling long-term growth outlook.
The Portfolio’s most significant sales during the same period included its entire positions in U.K. water services company United Utilities, U.S. regulated utility Essential Utilities and U.S. rail company Kansas City Southern. We sold the Portfolio’s United Utilities position following a period of meaningful outperformance that left its valuation uncompelling. Essential Utilities, a water and gas utility, was sold on concerns regarding its asset mix and less compelling valuation. Kansas City Southern was sold following a significant run-up in the stock price leading into its acquisition by listed peer Canadian Pacific.
How did the Portfolio’s sector/subsector weightings change during the reporting period?
During the reporting period, the Portfolio increased its sector exposure most significantly to Asia-Pacific and Continental European transports. The additions were predominantly driven by added exposure to toll roads in each region and, to a lesser extent, airports. We looked for continued improvement in underlying operating fundamentals as global economies continued to recover from the COVID-19 pandemic, and saw strong valuation support and the gradual resumption in traffic as tailwinds to these areas of the investment universe.
During the same period, the Portfolio’s most significant reductions in sector weightings were among utilities in the U.K. and Asia-Pacific regions. The reduction in U.K. exposure followed strong outperformance by one of the Portfolio’s utility holdings in the region. The decline in utility weightings in Asia-Pacific further reinforced the Portfolio’s existing underweight position in the region, where we saw a lack of catalysts and less attractive valuations.
How was the Portfolio positioned at the end of the reporting period?
As of December 31, 2021, the Portfolio held overweight exposure to transportation and communications globally. We believe transports represent an attractively valued area of the investment universe where recovery in traffic volumes across rails, toll roads and airports is likely to continue, providing a tailwind to underlying growth estimates. Communications continues to experience strong growth driven by trends in data usage and the need for new infrastructure to support the digital economy. We see communications infrastructure companies as among the best positioned entities across the globe to benefit from the positive trends in this sector. We believe that both the transportation and communications sectors are particularly desirable in the private infrastructure market, where transaction activity is supportive of valuations.
As of the same date, the Portfolio held significantly underweight exposure to emerging markets, which we believed to be a highly volatile segment of the investment universe where regulatory and policy risks appeared elevated and where pandemic-related risks continued to pose a threat. The Portfolio also held net underweight exposure to global utilities, particularly those in Asia and water utilities globally. We are cautious regarding utilities that lack a unique growth story, with inferior regulatory environments, high carbon intensity or are at risk of severe weather and/or rate shocks to consumers. The Portfolio’s utility holdings continue to reflect a bias towards names with strong growth and regulation as well as investment opportunities tied to decarbonization.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
9

Portfolio of Investments December 31, 2021†
	Shares	Value
Common Stocks 98.9%
Australia 8.8%
Atlas Arteria Ltd. (Transportation)	187,159	$ 942,279
Aurizon Holdings Ltd. (Transportation)	94,586	240,168
NEXTDC Ltd. (Communications) (a)	21,475	199,833
Transurban Group (Transportation)	97,608	981,423
		2,363,703
Canada 4.4%
Canadian National Railway Co. (Transportation)	4,896	601,399
Pembina Pipeline Corp. (Midstream / Pipelines)	11,013	334,060
TC Energy Corp. (Midstream / Pipelines) (b)	5,457	253,793
		1,189,252
China 1.2%
Guangdong Investment Ltd. (Utilities)	248,038	315,235
Denmark 0.7%
Orsted A/S (Utilities)	1,477	189,668
France 9.5%
Eiffage SA (Transportation)	5,549	571,484
Engie SA (Utilities)	60,697	899,313
Vinci SA (Transportation)	10,229	1,082,004
		2,552,801
Germany 1.4%
Fraport AG Frankfurt Airport Services Worldwide (Transportation) (a)	5,373	361,157
Italy 5.8%
Atlantia SpA (Transportation) (a)	6,681	132,717
Enel SpA (Utilities)	100,928	803,787
Infrastrutture Wireless Italiane SpA (Communications)	30,805	372,971
Terna - Rete Elettrica Nazionale (Utilities)	30,362	244,971
		1,554,446
Japan 1.3%
Central Japan Railway Co. (Transportation)	677	90,320
West Japan Railway Co. (Transportation)	5,896	246,002
		336,322
Mexico 0.9%
Promotora y Operadora de Infraestructura SAB de CV (Transportation)	30,979	242,077
	Shares	Value

New Zealand 0.9%
Infratil Ltd. (Diversified)	44,977	$ 246,438
Portugal 2.9%
EDP - Energias de Portugal SA (Utilities)	139,225	765,909
Spain 6.3%
Aena SME SA (Transportation) (a)	2,533	400,106
Cellnex Telecom SA (Communications)	18,491	1,073,589
Ferrovial SA (Transportation)	7,083	222,139
		1,695,834
United Kingdom 3.6%
National Grid plc (Utilities)	67,933	974,494
United States 51.2%
AES Corp. (The) (Utilities)	32,987	801,584
Alliant Energy Corp. (Utilities)	4,372	268,747
Ameren Corp. (Utilities)	8,792	782,576
American Electric Power Co., Inc. (Utilities)	13,140	1,169,066
American Tower Corp. (Communications)	2,761	807,592
Cheniere Energy, Inc. (Midstream / Pipelines)	9,750	988,845
CMS Energy Corp. (Utilities)	10,234	665,722
Crown Castle International Corp. (Communications)	4,650	970,641
Dominion Energy, Inc. (Utilities)	9,023	708,847
Equinix, Inc. (Communications)	153	129,413
Exelon Corp. (Utilities)	12,041	695,488
FirstEnergy Corp. (Utilities)	18,251	759,059
NextEra Energy, Inc. (Utilities)	12,914	1,205,650
NiSource, Inc. (Utilities)	8,766	242,029
Norfolk Southern Corp. (Transportation)	1,274	379,283
Public Service Enterprise Group, Inc. (Utilities)	10,505	700,999
Union Pacific Corp. (Transportation)	4,509	1,135,952
WEC Energy Group, Inc. (Utilities)	7,195	698,419
Williams Cos., Inc. (The) (Midstream / Pipelines)	24,268	631,939
		13,741,851
Total Common Stocks (Cost $23,273,332)		26,529,187
Short-Term Investments 2.0%
Affiliated Investment Company 1.1%
United States 1.1%
MainStay U.S. Government Liquidity Fund, 0.01% (c)	301,635	301,635

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP CBRE Global Infrastructure Portfolio

	Shares	Value
Short-Term Investments (continued)
Unaffiliated Investment Company 0.9%
United States 0.9%
Wells Fargo Government Money Market Fund, 0.10% (c)(d)	237,399	$ 237,399
Total Short-Term Investments (Cost $539,034)		539,034
Total Investments (Cost $23,812,366)	100.9%	27,068,221
Other Assets, Less Liabilities	(0.9)	(228,689)
Net Assets	100.0%	$ 26,839,532

†	Percentages indicated are based on Portfolio net assets.
(a)	Non-income producing security.
(b)	All or a portion of this security was held on loan. As of December 31, 2021, the aggregate market value of securities on loan was $228,353. The Portfolio received cash collateral with a value of $237,399. (See Note 2(I))
(c)	Current yield as of December 31, 2021.
(d)	Represents a security purchased with cash collateral received for securities on loan.
The following is a summary of the fair valuations according to the inputs used as of December 31, 2021, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks
Denmark	$ —	$ 189,668	$ —	$ 189,668
Germany	—	361,157	—	361,157
Italy	—	1,554,446	—	1,554,446
Japan	—	336,322	—	336,322
Spain	—	1,695,834	—	1,695,834
All Other Countries	22,391,760	—	—	22,391,760
Total Common Stocks	22,391,760	4,137,427	—	26,529,187
Short-Term Investments
Affiliated Investment Company	301,635	—	—	301,635
Unaffiliated Investment Company	237,399	—	—	237,399
Total Short-Term Investments	539,034	—	—	539,034
Total Investments in Securities	$ 22,930,794	$ 4,137,427	$ —	$ 27,068,221

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments December 31, 2021† (continued)
The table below sets forth the diversification of the Portfolio’s investments by sector.
Sector Diversification
	Value	Percent †
Utilities	$12,891,563	48.1%
Transportation	7,628,510	28.4
Communications	3,554,039	13.2
Midstream / Pipelines	2,208,637	8.3
Diversified	246,438	0.9
	26,529,187	98.9
Short-Term Investments	539,034	2.0
Other Assets, Less Liabilities	(228,689)	(0.9)
Net Assets	$26,839,532	100.0%

†	Percentages indicated are based on Portfolio net assets.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP CBRE Global Infrastructure Portfolio

Statement of Assets and Liabilities as of December 31, 2021
Assets
Investment in unaffiliated securities, at value (identified cost $23,510,731) including securities on loan of $228,353	$ 26,766,586
Investment in affiliated investment companies, at value (identified cost $301,635)	301,635
Receivables:
Portfolio shares sold	79,418
Dividends	45,358
Securities lending	40
Other assets	95
Total assets	27,193,132
Liabilities
Cash collateral received for securities on loan	237,399
Payables:
Shareholder communication	31,423
Professional fees	24,261
Investment securities purchased	20,424
Manager (See Note 3)	18,456
Custodian	8,399
NYLIFE Distributors (See Note 3)	5,087
Portfolio shares redeemed	3,938
Trustees	21
Accrued expenses	4,192
Total liabilities	353,600
Net assets	$ 26,839,532
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 3,634
Additional paid-in-capital	59,175,338
59,178,972
Total distributable earnings (loss)	(32,339,440)
Net assets	$ 26,839,532
Initial Class
Net assets applicable to outstanding shares	$ 1,898,919
Shares of beneficial interest outstanding	254,148
Net asset value per share outstanding	$ 7.47
Service Class
Net assets applicable to outstanding shares	$24,940,613
Shares of beneficial interest outstanding	3,379,613
Net asset value per share outstanding	$ 7.38

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statement of Operations for the year ended December 31, 2021
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $42,055)	$ 706,113
Securities lending	1,140
Dividends-affiliated	22
Total income	707,275
Expenses
Manager (See Note 3)	200,728
Distribution/Service—Service Class (See Note 3)	55,313
Professional fees	50,354
Custodian	30,926
Shareholder communication	28,632
Trustees	477
Miscellaneous	6,594
Total expenses before waiver/reimbursement	373,024
Expense waiver/reimbursement from Manager (See Note 3)	(93,431)
Net expenses	279,593
Net investment income (loss)	427,682
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	1,111,889
Foreign currency transactions	(5,675)
Net realized gain (loss)	1,106,214
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	1,768,592
Translation of other assets and liabilities in foreign currencies	1,300
Net change in unrealized appreciation (depreciation)	1,769,892
Net realized and unrealized gain (loss)	2,876,106
Net increase (decrease) in net assets resulting from operations	$3,303,788
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP CBRE Global Infrastructure Portfolio

Statements of Changes in Net Assets
for the years ended December 31, 2021 and December 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 427,682	$ 129,325
Net realized gain (loss)	1,106,214	(4,887,575)
Net change in unrealized appreciation (depreciation)	1,769,892	2,070,360
Net increase (decrease) in net assets resulting from operations	3,303,788	(2,687,890)
Distributions to shareholders:
Initial Class	—	(524,797)
Service Class	—	(1,333,105)
Total distributions to shareholders	—	(1,857,902)
Capital share transactions:
Net proceeds from sales of shares	7,248,924	11,782,193
Net asset value of shares issued to shareholders in reinvestment of distributions	—	1,857,902
Cost of shares redeemed	(4,776,219)	(11,837,646)
Increase (decrease) in net assets derived from capital share transactions	2,472,705	1,802,449
Net increase (decrease) in net assets	5,776,493	(2,743,343)
Net Assets
Beginning of year	21,063,039	23,806,382
End of year	$26,839,532	$ 21,063,039
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Initial Class	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 6.48	$ 8.01	$ 7.61	$ 10.52	$ 9.75
Net investment income (loss) (a)	0.15	0.03	0.03	(0.07)	(0.05)
Net realized and unrealized gain (loss)	0.84	(1.08)	0.37	(2.84)	0.82
Total from investment operations	0.99	(1.05)	0.40	(2.91)	0.77
Less distributions:
From net investment income	—	(0.48)	—	—	—
Net asset value at end of year	$ 7.47	$ 6.48	$ 8.01	$ 7.61	$ 10.52
Total investment return (b)	15.28%(c)	(12.81)%	5.26%(c)	(27.66)%(c)	7.90%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.08%	0.41%	0.33%	(0.66)%	(0.49)%
Net expenses (d)	0.95%	1.05%	1.21%	1.21%	1.31%
Expenses (before waiver/reimbursement) (d)	1.32%	1.44%	1.21%	1.21%	1.31%
Portfolio turnover rate	43%	163%	119%	162%	116%
Net assets at end of year (in 000's)	$ 1,899	$ 1,022	$ 1,009	$ 90,681	$ 158,846

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended December 31,
Service Class	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 6.42	$ 7.93	$ 7.55	$ 10.47	$ 9.73
Net investment income (loss) (a)	0.12	0.04	0.01	(0.09)	(0.07)
Net realized and unrealized gain (loss)	0.84	(1.09)	0.37	(2.83)	0.81
Total from investment operations	0.96	(1.05)	0.38	(2.92)	0.74
Less distributions:
From net investment income	—	(0.46)	—	—	—
Net asset value at end of year	$ 7.38	$ 6.42	$ 7.93	$ 7.55	$ 10.47
Total investment return (b)	14.95%(c)	(13.03)%	5.03%(c)	(27.89)%(c)	7.61%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.79%	0.62%	0.11%	(0.91)%	(0.74)%
Net expenses (d)	1.20%	1.52%	1.62%	1.46%	1.56%
Expenses (before waiver/reimbursement) (d)	1.60%	1.95%	1.62%	1.46%	1.56%
Portfolio turnover rate	43%	163%	119%	162%	116%
Net assets at end of year (in 000's)	$ 24,941	$ 20,041	$ 22,798	$ 22,133	$ 32,457

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP CBRE Global Infrastructure Portfolio

Notes to Financial Statements
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP CBRE Global Infrastructure Portfolio (the "Portfolio"), a "non-diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. However, due to its principal investment strategies and investment processes, the Portfolio has historically operated as a "diversified" portfolio. Therefore, the Portfolio will not operate as "non-diversified" portfolio without first obtaining shareholder approval.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio (formerly known as MainStay VP Moderate Growth Allocation Portfolio) and MainStay VP Equity Allocation Portfolio (formerly known as MainStay VP Growth Allocation Portfolio), which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	May 1, 2015
Service Class	May 1, 2015
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek total return.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
The Board of Trustees of the Fund (the "Board") adopted procedures establishing methodologies for the valuation of the Portfolio's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the

17

Notes to Financial Statements (continued)
asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2021, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio's valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of December 31, 2021, were fair valued in such a manner.
Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Portfolio as of December 31, 2021 were fair valued in such a manner.

18	MainStay VP CBRE Global Infrastructure Portfolio

If the principal market of certain foreign equity securities is closed in observance of a local foreign holiday, these securities are valued using the last closing price of regular trading on the relevant exchange and fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board. These securities are generally categorized as Level 2 in the hierarchy. Securities that were fair valued in such a manner as of December 31, 2021, are shown in the Portfolio of Investments.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income. The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
19

Notes to Financial Statements (continued)
The Portfolio may also invest up to 25% of its net assets in master limited partnerships.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(F) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Foreign Currency Transactions. The Portfolio's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(I) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of December 31, 2021, are shown in the Portfolio of Investments.
Prior to February 22, 2021, these services were provided by State Street Bank and Trust Company (“State Street”).
(J) Foreign Securities Risk.  The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(K) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would

20	MainStay VP CBRE Global Infrastructure Portfolio

involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. During a portion of the year ended December 31, 2021, the Portfolio reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. CBRE Investment Management Listed Real Assets LLC ("CBRE" or the "Subadvisor") a registered investment adviser, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and CBRE, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of 0.85% of the Portfolio's average daily net assets.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Initial Class shares and Service Class shares do not exceed 0.95% and 1.20%, respectively, of the Portfolio's average daily net assets. This agreement will remain in effect until May 1, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the year ended December 31, 2021, New York Life Investments earned fees from the Portfolio in the amount of $200,728 and waived fees and/or reimbursed expenses in the amount of $93,431 and paid the Subadvisor fees of $53,660.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Prior to February 22, 2021, these services were provided by State Street.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
(C) Investments in Affiliates (in 000’s).  During the year ended December 31, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 303	$ 6,695	$ (6,696)	$ —	$ —	$ 302	$ —(a)	$ —	302

(a)	Less than $500.

21

Notes to Financial Statements (continued)
Note 4-Federal Income Tax
As of December 31, 2021, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$24,046,853	$3,206,351	$(184,983)	$3,021,368
As of December 31, 2021, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$441,041	$(35,807,617)	$3,838	$3,023,298	$(32,339,440)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.
The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of December 31, 2021 were not affected.
Total Distributable Earnings (Loss)	Additional Paid-In Capital
$2,280,957	$(2,280,957)
The reclassifications for the Portfolio are primarily due to different book and tax treatment of reclassification of partnerships and a net operating losses.
As of December 31, 2021, for federal income tax purposes, capital loss carryforwards of $35,807,617, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$33,709	$2,099
The Portfolio utilized $1,036,403 of capital loss carryforwards during the year ended December 31, 2021.
During the years ended December 31, 2021 and December 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2021	2020
Distributions paid from:
Ordinary Income	$—	$1,857,902
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Prior to February 22, 2021, these services were provided by State Street. The services provided by State Street were a direct expense of the Portfolio and are included in the Statement of Operations as Custodian fees which totaled $6,557 for the period January 1, 2021 through February 21, 2021.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate ("LIBOR"), whichever is higher. The Credit Agreement expires on July 26, 2022, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2021, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio

22	MainStay VP CBRE Global Infrastructure Portfolio

and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2021, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended December 31, 2021, purchases and sales of securities, other than short-term securities, were $12,957 and $10,046, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended December 31, 2021 and December 31, 2020, were as follows:
Initial Class	Shares	Amount
Year ended December 31, 2021:
Shares sold	123,981	$ 868,975
Shares redeemed	(27,600)	(198,987)
Net increase (decrease)	96,381	$ 669,988
Year ended December 31, 2020:
Shares sold	1,086,806	$ 6,916,396
Shares issued to shareholders in reinvestment of distributions	85,297	524,797
Shares redeemed	(1,140,203)	(7,053,406)
Net increase (decrease)	31,900	$ 387,787

Service Class	Shares	Amount
Year ended December 31, 2021:
Shares sold	921,622	$ 6,379,949
Shares redeemed	(665,037)	(4,577,232)
Net increase (decrease)	256,585	$ 1,802,717
Year ended December 31, 2020:
Shares sold	785,805	$ 4,865,797
Shares issued to shareholders in reinvestment of distributions	218,703	1,333,105
Shares redeemed	(754,887)	(4,784,240)
Net increase (decrease)	249,621	$ 1,414,662
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2021, events and transactions subsequent to December 31, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
23

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MainStay VP Funds Trust and Shareholders of
MainStay VP CBRE Global Infrastructure Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP CBRE Global Infrastructure Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agents and broker; when replies were not received from broker, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
February 24, 2022
We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.
24	MainStay VP CBRE Global Infrastructure Portfolio

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay VP CBRE Global Infrastructure Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and CBRE Investment Management Listed Real Assets LLC (“CBRE”) with respect to the Portfolio (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 8–9, 2021 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and CBRE in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2021 through December 2021, including information and materials furnished by New York Life Investments and CBRE in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or CBRE that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Portfolio and investment-related matters for the Portfolio as well as presentations from New York Life Investments and CBRE personnel. In addition, the Board took into account other information received from New
York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2021 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by the applicable share classes of the Portfolio, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and CBRE; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and CBRE; (iii) the costs of the services provided, and profits realized, by New York Life Investments and CBRE with respect to their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and CBRE. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and CBRE resulting from, among other things, the Board’s

25

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to investors and that the Portfolio’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 8–9, 2021 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and CBRE
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of CBRE, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of CBRE and ongoing analysis of, and interactions with, CBRE with respect to, among other things, the Portfolio’s investment performance and risks as well as CBRE’s investment capabilities and subadvisory services with respect to the Portfolio.
The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program;
(iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Portfolio. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that CBRE provides to the Portfolio and considered the terms of each of the Advisory Agreements. The Board evaluated CBRE’s experience and performance in serving as subadvisor to the Portfolio and advising other portfolios and CBRE’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at CBRE and New York Life Investments’ and CBRE’s overall resources, legal and compliance environment, capabilities, reputation and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and CBRE and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board reviewed CBRE’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the qualifications and experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and CBRE regarding the operations of their respective business continuity plans in response to the ongoing COVID-19 pandemic, including the remote working environment.
Based on these considerations, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio’s benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment

26	MainStay VP CBRE Global Infrastructure Portfolio

performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Portfolio as compared to peer funds.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance attributable to CBRE as well as discussions between the Portfolio’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or CBRE had taken, or had agreed to take, to seek to enhance Portfolio investment performance and the results of those actions.
Based on these considerations, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits Realized, by New York Life Investments and CBRE
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates and CBRE due to their relationships with the Portfolio. The Board considered that CBRE’s subadvisory fee had been negotiated at arm’s-length by New York Life Investments and that this fee is paid by New York Life Investments, not the Portfolio, and the relevance of CBRE’s profitability was considered by the Trustees in that context. On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Portfolio.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and CBRE and profits realized by New York Life Investments and its affiliates and CBRE, the Board considered, among other factors, New York Life Investments’ and its affiliates’ and CBRE’s continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio. The Board also considered the financial resources of New York Life Investments and CBRE and acknowledged that New York Life Investments and CBRE must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and CBRE to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to CBRE from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to CBRE in exchange for commissions paid by the Portfolio with respect to trades in the Portfolio’s portfolio securities. In this regard, the Board also requested and considered information from New York Life Investments concerning other material business relationships between CBRE and its affiliates and New York Life Investments and its affiliates and considered the existence of a strategic partnership between New York Life Investments and CBRE that relates to certain current and future products that represents a conflict of interest associated with New York Life Investments’ recommendation to approve the Subadvisory Agreement. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.
The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including
27

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolio were not excessive. With respect to CBRE, the Board considered that any profits realized by CBRE due to its relationship with the Portfolio are the result of arm’s-length negotiations between New York Life Investments and CBRE, acknowledging that any such profits are based on the subadvisory fee paid to CBRE by New York Life Investments, not the Portfolio.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fees paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fee paid to CBRE is paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and CBRE on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and those of the similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of voluntary waivers and expense limitation arrangements on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.
Based on the factors outlined above, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Portfolio’s expense structure permits economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

28	MainStay VP CBRE Global Infrastructure Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
29

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Portfolio are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolio. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a
Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Nolan reached the age of 75 during the calendar year 2021. Accordingly, Mr. Nolan retired at the end of calendar year 2021, at which time, Ms. Hammond became a Trustee of the Portfolio. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Yie-Hsin Hung* 1962	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010	78	MainStay Funds: Trustee since 2017 (12 Funds);
MainStay Funds Trust: Trustee since 2017 (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2017;
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee
since March 2021; and
Turtle Beach Corporation: Director since April 2021
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
30	MainStay VP CBRE Global Infrastructure Portfolio

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021;VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Committee since 2018
Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007***	President, Strategic Management Advisors LLC since 1990	78	MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 Funds); MainStay Funds Trust: Chairman since 2017 and Trustee since 1990 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay Funds: Trustee since 2006 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Richard H. Nolan, Jr.**** 1946	MainStay VP Funds Trust: Trustee since 2006***	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay Funds: Trustee since 2007 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Independent Trustees
31

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (12 Funds);
MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Trustee since 2018, Chair of the Special Committee since 2019; and
Rhode Island School of Design: Trustee and Chair of the Finance Committee since 2015

Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC since 2018; President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds); MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Allstate Corporation: Director since 2015;
Partners in Health:Trustee since 2019 and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay Funds: Trustee since 1994 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund; Trustee since June 2021
**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
****	Pursuant to the Board's retirement policy, Mr. Nolan retired from the Board effective December 31, 2021.
Independent Trustees
32	MainStay VP CBRE Global Infrastructure Portfolio

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay VP Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since January 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust since 2017** and MainStay CBRE Global Infrastructure Megatrends Fund since 2021; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust since 2007**	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds Trust since 2009, MainStay Funds since 2007 and MainStay CBRE Global Infrastructure Megatrends Fund since 2021; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay VP Funds Trust since 2021, and 2014 to 2020	Vice President and Chief Compliance Officer, New York Life Investments Alternatives LLC and New York Life Investment Management Holdings LLC (since 2020); Vice President (since 2018) and Chief Compliance Officer (since 2016), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, IndexIQ Advisors LLC, IndexIQ Holdings Inc., IndexIQ LLC and IndexIQ Trust (since 2017); Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay Funds, MainStay Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2021 and 2014 to 2020); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust since 2010**	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds and MainStay Funds Trust since 2010 and MainStay CBRE Global Infrastructure Megatrends Fund since 2021
Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust since 2005**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds Trust since 2009 and MainStay Funds since 2005 and MainStay CBRE Global Infrastructure Megatrends Fund since 2021
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
33

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP MacKay S&P 500 Index Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP T. Rowe Price Equity Income Portfolio1
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Brown Advisory LLC
Baltimore, Maryland
Candriam Belgium S.A.*
Brussels, Belgium
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Capital Management LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
T. Rowe Price Associates, Inc.
Baltimore, Maryland
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
Effective on or about May 1, 2022, the MainStay VP T. Rowe Price Equity Income Portfolio will be renamed the MainStay VP American Century Sustainable Equity Portfolio.
Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC
Not part of the Annual Report

2021 Annual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2022 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
1801638	MSVPCRA11-02/22
(NYLIAC) NI514

MainStay VP Fidelity Institutional AM® Utilities Portfolio*

Message from the President and Annual Report
December 31, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency
* Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.

This page intentionally left blank

Message from the President
The COVID-19 pandemic and inflation drove market performance during the 12-month reporting period ended December 31, 2021. Against all expectations, the pandemic remained a persistent force worldwide, with widespread outbreaks of highly transmissible variants disrupting life in many locations despite the widespread availability of effective vaccines. Supported by government stimulus and accommodative monetary policies, most global economies expanded, exceeding pre-pandemic levels. However, the pandemic continued to claim lives, and the recovery proved uneven, with some industries struggling in the face of labor shortages, supply-chain bottlenecks and sharply rising commodity prices.
Spurred by economic growth and rising inflationary pressures, positive investor sentiment buoyed stock markets while bond markets lagged. In the United States, the S&P 500® Index, a widely regarded benchmark of market performance, produced strong gains led by energy and real estate, followed by information technology and financials. Materials and consumer staples lagged the Index by a small margin, while health care and industrials trailed further behind. The traditionally defensive utilities and consumer staples sectors underperformed by a greater margin, with both sectors challenged by rising commodity prices, with communication services as the only sector to generate negative returns. Small- and mid-cap stocks, which outperformed for much of the reporting period, lost ground to large-cap stocks in the closing months of 2021 as risk appetites diminished and trailed for the year as a whole. Similarly, value stocks outperformed growth-oriented shares during the first half of the year, then fell behind in November and December. In developed international equity markets, the U.K. and Eurozone led Asia, while, overall, the international market lagged its U.S. counterpart, particularly during the second half of the reporting period. Emerging market equities suffered broad losses, though returns varied widely from country to country with some, such as India, producing solidly positive returns while others, most notably China, experiencing punishing declines.
U.S. and international bond markets produced mixed performance, buffeted by rising interest rates while supported by accommodative monetary policies and strong corporate financial results. Expectations for a quick economic recovery in early 2021 drove rising yields and a steep selloff in traditional safe havens, such as government bonds. A partial recovery in the summer of 2021 was followed by another dip in the fall, prompted by signals from central banks of their intention to soon withdraw monetary accommodation as a first step toward raising rates in an effort to combat rising inflation. Increasingly hawkish rhetoric from the U.S. Federal Reserve in November and December further pressured the fixed-income asset class. Corporate bonds fared relatively well given the positive corporate earnings environment and historically low default rates, with lower-rated issues significantly outperforming investment-grade credits. Emerging market corporate bonds came under pressure late in the reporting period due to slowing Chinese economic growth associated with a government regulatory crackdown and heightened concerns regarding a debt crisis in the Chinese real estate sector.
Today, the pandemic remains deeply felt in the economy and our personal lives. Yet, at the same time, post-pandemic trends are beginning to play an increasing role in the financial markets. As a MainStay VP investor, you can rely on us to manage our portfolios with a careful eye on the ever-changing investment landscape and provide you with disciplined investment tools to help you reach your financial goals. Thank you for your continued trust, which we strive to earn every day.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information, which includes information about MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended December 31, 2021
Class	Inception Date[1]	One Year	Five Years	Since Inception	Gross Expense Ratio[2]
Initial Class Shares	2/17/2012	17.24%	10.73%	9.02%	0.67%
Service Class Shares	2/17/2012	16.95	10.46	8.75	0.92

1.	The Portfolio replaced its subadvisor and modified its principal investment strategies and changed its classification from a diversified fund to a non-diversified fund as of November 30, 2018. Therefore, the performance information shown in this report prior to November 30, 2018 reflects the Portfolio’s prior subadvisor, principal investment strategies and diversification status.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	One Year	Five Years	Since Inception
MSCI USA IMI Utilities 25/50 Index (Gross)[1]	17.48%	11.40%	11.55%
Morningstar Utilities Category Average[2]	15.47	10.63	9.82

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
1.	The MSCI USA IMI Utilities 25/50 Index (Gross) is the Portfolio's primary benchmark. The MSCI USA IMI Utilities 25/50 Index (Gross) is a modified market capitalization weighted index of stocks designed to measure the performance of utilities companies in the MSCI U.S. Investable Market 2500 Index. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The Morningstar Utilities Category Average is representative of funds that seek capital appreciation by investing primarily in equity securities of U.S. or non-U.S. public utilities including electric, gas, and telephone-service providers. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP Fidelity Institutional AM® Utilities Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2021 to December 31, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2021 to December 31, 2021. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended
December 31, 2021. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 7/1/21	Ending Account Value (Based on Actual Returns and Expenses) 12/31/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,146.00	$3.57	$1,021.88	$3.36	0.66%
Service Class Shares	$1,000.00	$1,144.60	$4.92	$1,020.62	$4.63	0.91%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP Fidelity Institutional AM® Utilities Portfolio

Industry Composition as of December 31, 2021 (Unaudited)
Electric Utilities	65.6%
Multi–Utilities	24.5
Independent Power and Renewable Electricity Producers	9.6
Other Assets, Less Liabilities	0.3
100.0%
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of December 31, 2021 (excluding short-term investments) (Unaudited)
1.	NextEra Energy, Inc.
2.	Exelon Corp.
3.	Southern Co. (The)
4.	Sempra Energy
5.	Dominion Energy, Inc.
6.	FirstEnergy Corp.
7.	Public Service Enterprise Group, Inc.
8.	PG&E Corp.
9.	Edison International
10.	AES Corp. (The)

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio manager Douglas Simmons of FIAM LLC (“FIAM”) the Portfolio’s Subadvisor.
How did MainStay VP Fidelity Institutional AM® Utilities Portfolio1 perform relative to its benchmark and peers during the 12 months ended December 31, 2021?
For the 12 months ended December 31, 2021, MainStay VP Fidelity Institutional AM® Utilities Portfolio returned 17.24% for Initial Class shares and 16.95% for Service Class shares. Over the same period, both share classes underperformed the 17.48% return of the MSCI USA IMI Utilities 25/50 Index (Gross), which is the Portfolio’s benchmark. For the 12 months ended December 31, 2021, both share classes outperformed the 15.47% return of the Morningstar Utilities Category Average.2
What factors affected the Portfolio’s relative performance during the reporting period?
The Portfolio underperformed the Index primarily due to underweight exposure to water utilities, the best performing subsector during the reporting period. Favorable security selection, particularly in electric utilities and multi-utilities, partly offset this allocation effect.
Which subsectors were the strongest positive contributors to the Portfolio’s relative performance, and which subsectors were particularly weak?
The strongest positive contributions to the Portfolio’s relative performance from a subsector standpoint came from electric utilities, the largest subsector in the benchmark, followed by multi-utilities and renewable electricity. (Contributions take weightings and total returns into account.) Conversely, the most significant detractor from relative performance was water utilities, followed by renewable electricity and gas utilities.
During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?
On an absolute return basis, the three largest positive contributors to the Portfolio’s overall performance were Exelon, NextEra and FirstEnergy. Exelon benefitted significantly from nuclear production tax credits, as the company is the largest competitive generator of nuclear power in the United States. The company is a strong generator of free cash flow and, in our opinion, should continue to grow earnings per share at an attractive rate. NextEra is the largest utility in the United States. In addition to being the largest player in renewable energy within the sector, we believe the company has one of the best management teams in the industry. NextEra shares benefited from the company’s leadership position as well as heightened awareness and attention being paid to renewables. We believe FirstEnergy is a best-in-class utility with a premier renewable business and transmission system. Decreasing regulatory risk in their home state of Ohio seems to be becoming better understood by the market and, as a result, the stock price traded higher on increased optimism.
The three most significant detractors from absolute performance during the reporting period were Sunnova Energy, PG&E and Pinnacle West Capital. Shares in residential solar installer Sunnova Energy languished in 2021, along with the broader solar and other alternative energy market,after an extremely strong performance year in 2020. Electric utility PG&E faced difficulties related to its ongoing involvement in the California wildfire controversy, despite regulation passed in the state that truncates the utility’s downside risk from major fires. The company appointed a new chief operating officer in 2021 who we believe is a differentiated talent. Despite electric utility Pinnacle West’s extremely stable cash flow generation, the company’s shares lagged as earnings growth disappointed relative to other utility peers.
Did the Portfolio make any significant purchases or sales during the reporting period?
Most notably, the Portfolio increased its holdings in electric utility Dominion Energy. Dominion stock, which the Portfolio had trimmed during the prior reporting period, was selling at what we viewed as a very attractive valuation after execution and management missteps last year. During the reporting period, the company appeared to have fixed some issues, and their massive offshore wind development project remained promising. The Portfolio also added meaningfully to its holdings in electric utility The Southern Company. The company has nuclear plants coming online in the intermediate future and has one of the biggest rerating opportunities in the sector once investors have clear line of sight into the timeline of the plants. The company also pays what we view as a healthy dividend that should offer downside protection while paying investors to wait.
The Portfolio significantly decreased its position in multi-utility The AES Corporation. AES was a meaningful contributor to performance during the first six months of 2021. The Portfolio took the opportunity to reduce its holdings on relative strength. In addition, the Portfolio sold its position in Pinnacle West Capital. As mentioned above, the company’s lack of progress in accelerating EPS growth caused us to reevaluate the stock; we ultimately decided to redeploy the capital to more attractive opportunities. Lastly, the Portfolio exited its position in Clearway Energy. We began gradually trimming the position early in the year as valuations continued to become stretched.
How did the Portfolio’s sector weightings change during the reporting period?
The biggest change in the Portfolio’s subsector positioning relative to the Index during the reporting period involved decreased

1.	Fidelity Institutional AM is a registered trademark of FMR LLC. Used with permission.
2.	See page 5 for more information on benchmark and peer group returns.
8	MainStay VP Fidelity Institutional AM® Utilities Portfolio

exposure to independent power producers & energy traders (IPPs). This group had been a strong contributor to Portfolio performance, but valuations started to appear stretched earlier in the reporting period. As a result, we reduced the Portfolio’s stakes in IPPs AES and Vistra, and ultimately exited the position in Clearway Energy. Conversely, the Portfolio increased its exposure to multi-utilities, which had been the Portfolio’s largest underweight at the beginning of the year. Specifically, we increased the Portfolio’s position sizes in a few existing names, including Dominion, Sempra, Public Service Enterprise and NiSource.
How was the Portfolio positioned at the end of the reporting period?
As of December 31, 2021, the Portfolio’s most overweight industry positions relative to the Index were in electric utilities and IPPs. As of the same date, the most significant industry underweight positions were in water utilities and gas utilities, with the Portfolio holding no exposure to either industry.
The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
9

Portfolio of Investments December 31, 2021†
	Shares	Value
Common Stocks 99.7%
Electric Utilities 65.6%
American Electric Power Co., Inc.	544,548	$ 48,448,436
Duke Energy Corp.	402,045	42,174,520
Edison International	844,837	57,660,125
Entergy Corp.	250,200	28,185,030
Evergy, Inc.	635,721	43,616,818
Exelon Corp.	2,151,398	124,264,748
FirstEnergy Corp.	1,415,041	58,851,555
NextEra Energy, Inc.	1,905,532	177,900,468
NRG Energy, Inc.	312,195	13,449,361
OGE Energy Corp.	434,400	16,672,272
PG&E Corp. (a)	4,778,999	58,017,048
Southern Co. (The)	1,668,482	114,424,496
		783,664,877
Independent Power and Renewable Electricity Producers 9.6%
AES Corp. (The)	2,287,479	55,585,740
NextEra Energy Partners LP	221,603	18,703,293
Sunnova Energy International, Inc. (a)	316,385	8,833,469
Vistra Corp.	1,377,630	31,368,635
		114,491,137
	Shares	Value

Multi-Utilities 24.5%
CenterPoint Energy, Inc.	1,549,398	$ 43,243,698
Dominion Energy, Inc.	957,043	75,185,298
NiSource, Inc.	1,341,784	37,046,656
Public Service Enterprise Group, Inc.	879,031	58,657,739
Sempra Energy	594,243	78,606,464
		292,739,855
Total Common Stocks (Cost $977,202,564)		1,190,895,869
Total Investments (Cost $977,202,564)	99.7%	1,190,895,869
Other Assets, Less Liabilities	0.3	3,391,644
Net Assets	100.0%	$ 1,194,287,513

†	Percentages indicated are based on Portfolio net assets.
(a)	Non-income producing security.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 1,190,895,869	$ —	$ —	$ 1,190,895,869

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP Fidelity Institutional AM® Utilities Portfolio

Statement of Assets and Liabilities as of December 31, 2021
Assets
Investment in securities, at value (identified cost $977,202,564)	$1,190,895,869
Receivables:
Investment securities sold	4,745,370
Dividends	1,541,534
Portfolio shares sold	155,795
Securities lending	492
Other assets	5,139
Total assets	1,197,344,199
Liabilities
Due to custodian	102,117
Payables:
Investment securities purchased	1,526,087
Manager (See Note 3)	626,192
Portfolio shares redeemed	463,642
NYLIFE Distributors (See Note 3)	202,153
Professional fees	64,594
Shareholder communication	55,924
Custodian	6,033
Trustees	1,535
Accrued expenses	8,409
Total liabilities	3,056,686
Net assets	$1,194,287,513
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 88,320
Additional paid-in-capital	913,371,831
913,460,151
Total distributable earnings (loss)	280,827,362
Net assets	$1,194,287,513
Initial Class
Net assets applicable to outstanding shares	$215,593,592
Shares of beneficial interest outstanding	15,881,413
Net asset value per share outstanding	$ 13.58
Service Class
Net assets applicable to outstanding shares	$978,693,921
Shares of beneficial interest outstanding	72,438,580
Net asset value per share outstanding	$ 13.51

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Statement of Operations for the year ended December 31, 2021
Investment Income (Loss)
Income
Dividends-unaffiliated	$ 34,092,507
Securities lending	10,664
Dividends-affiliated	926
Total income	34,104,097
Expenses
Manager (See Note 3)	7,096,790
Distribution/Service—Service Class (See Note 3)	2,355,052
Professional fees	130,536
Shareholder communication	68,417
Custodian	39,755
Trustees	19,667
Miscellaneous	50,903
Total expenses	9,761,120
Net investment income (loss)	24,342,977
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	72,719,476
Foreign currency transactions	26,296
Net realized gain (loss)	72,745,772
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	81,887,199
Translation of other assets and liabilities in foreign currencies	(51,502)
Net change in unrealized appreciation (depreciation)	81,835,697
Net realized and unrealized gain (loss)	154,581,469
Net increase (decrease) in net assets resulting from operations	$178,924,446
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Fidelity Institutional AM® Utilities Portfolio

Statements of Changes in Net Assets
for the years ended December 31, 2021 and December 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 24,342,977	$ 19,441,319
Net realized gain (loss)	72,745,772	23,725,848
Net change in unrealized appreciation (depreciation)	81,835,697	(58,306,186)
Net increase (decrease) in net assets resulting from operations	178,924,446	(15,139,019)
Distributions to shareholders:
Initial Class	(11,646,224)	(9,132,357)
Service Class	(54,685,087)	(76,778,772)
Total distributions to shareholders	(66,331,311)	(85,911,129)
Capital share transactions:
Net proceeds from sales of shares	102,621,118	93,346,304
Net asset value of shares issued to shareholders in reinvestment of distributions	66,331,311	85,911,129
Cost of shares redeemed	(176,726,990)	(207,898,643)
Increase (decrease) in net assets derived from capital share transactions	(7,774,561)	(28,641,210)
Net increase (decrease) in net assets	104,818,574	(129,691,358)
Net Assets
Beginning of year	1,089,468,939	1,219,160,297
End of year	$1,194,287,513	$1,089,468,939
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Initial Class	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 12.35	$ 13.49	$ 11.68	$ 11.75	$ 10.66
Net investment income (loss) (a)	0.31	0.25	0.31	0.28	0.25
Net realized and unrealized gain (loss)	1.73	(0.34)	2.39	(0.18)	1.33
Total from investment operations	2.04	(0.09)	2.70	0.10	1.58
Less distributions:
From net investment income	(0.28)	(0.33)	(0.34)	(0.15)	(0.49)
From net realized gain on investments	(0.53)	(0.72)	(0.55)	(0.02)	—
Total distributions	(0.81)	(1.05)	(0.89)	(0.17)	(0.49)
Net asset value at end of year	$ 13.58	$ 12.35	$ 13.49	$ 11.68	$ 11.75
Total investment return (b)	17.24%	(0.38)%	23.26%	0.80%	14.72%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.41%	2.06%	2.41%	2.31%	2.11%
Net expenses (c)	0.66%	0.67%	0.68%	0.76%	0.76%
Portfolio turnover rate	34%	62%	47%	84%	30%
Net assets at end of year (in 000's)	$ 215,594	$ 135,814	$ 97,503	$ 81,716	$ 83,261

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended December 31,
Service Class	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 12.29	$ 13.43	$ 11.63	$ 11.69	$ 10.62
Net investment income (loss) (a)	0.27	0.22	0.28	0.25	0.22
Net realized and unrealized gain (loss)	1.72	(0.35)	2.37	(0.18)	1.31
Total from investment operations	1.99	(0.13)	2.65	0.07	1.53
Less distributions:
From net investment income	(0.24)	(0.29)	(0.30)	(0.11)	(0.46)
From net realized gain on investments	(0.53)	(0.72)	(0.55)	(0.02)	—
Total distributions	(0.77)	(1.01)	(0.85)	(0.13)	(0.46)
Net asset value at end of year	$ 13.51	$ 12.29	$ 13.43	$ 11.63	$ 11.69
Total investment return (b)	16.95%	(0.63)%	22.95%	0.55%	14.44%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.14%	1.80%	2.15%	2.08%	1.87%
Net expenses (c)	0.91%	0.92%	0.93%	1.01%	1.01%
Portfolio turnover rate	34%	62%	47%	84%	30%
Net assets at end of year (in 000's)	$ 978,694	$ 953,655	$ 1,121,657	$ 1,066,963	$ 1,240,213

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Fidelity Institutional AM® Utilities Portfolio

Notes to Financial Statements
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Fidelity Institutional AM® Utilities Portfolio (the "Portfolio"), a "non-diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio (formerly known as MainStay VP Moderate Growth Allocation Portfolio) and MainStay VP Equity Allocation Portfolio (formerly known as MainStay VP Growth Allocation Portfolio), which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	February 17, 2012
Service Class	February 17, 2012
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek total return.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio
prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
The Board of Trustees of the Fund (the "Board") adopted procedures establishing methodologies for the valuation of the Portfolio's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market

15

Notes to Financial Statements (continued)
participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2021, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio's valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of December 31, 2021, were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax

16	MainStay VP Fidelity Institutional AM® Utilities Portfolio

liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income. The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Foreign Currency Transactions. The Portfolio's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(H) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to
17

Notes to Financial Statements (continued)
receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of December 31, 2021, the Portfolio did not have any portfolio securities on loan.
Prior to February 22, 2021, these services were provided by State Street Bank and Trust Company (“State Street”).
(I) Foreign Securities Risk.  The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(J) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. During a portion of the year ended December 31, 2021, the Portfolio reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. FIAM LLC (“FIAM or the “Subadvisor”) a registered investment adviser, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and FIAM, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.64% up to $1 billion; 0.61% from $1 billion to $3 billion; and 0.60% in excess of $3 billion. During the year ended December 31, 2021, the effective management fee rate was 0.64%.
During the year ended December 31, 2021, New York Life Investments earned fees from the Portfolio in the amount of $7,096,790 and paid the Subadvisor in the amount of $2,789,907.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Prior to February 22, 2021, these services were provided by State Street.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

18	MainStay VP Fidelity Institutional AM® Utilities Portfolio

(C) Investments in Affiliates (in 000’s).  During the year ended December 31, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 19,834	$ 220,891	$ (240,725)	$ —	$ —	$ —	$ 1	$ —	—

Note 4-Federal Income Tax
As of December 31, 2021, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$987,155,656	$205,656,720	$(1,916,507)	$203,740,213
As of December 31, 2021, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Accumulated Capital and Other Gain (Loss)	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$28,227,797	$48,863,159	$203,736,406	$280,827,362
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.
The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of December 31, 2021 were not affected.
Total Distributable Earnings (Loss)	Additional Paid-In Capital
$52	$(52)
During the years ended December 31, 2021 and December 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2021	2020
Distributions paid from:
Ordinary Income	$21,083,694	$33,504,758
Long-Term Capital Gains	45,247,617	52,406,371
Total	$66,331,311	$85,911,129
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Prior to February 22, 2021, these services were provided by State Street. The services provided by State Street were a direct expense of the Portfolio and are included in the Statement of Operations as Custodian fees which totaled $4,329 for the period January 1, 2021 through February 21, 2021.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate ("LIBOR"), whichever is higher. The Credit Agreement expires on July 26, 2022, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2021, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio

19

Notes to Financial Statements (continued)
and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2021, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended December 31, 2021, purchases and sales of securities, other than short-term securities, were $376,885 and $407,416, respectively.
The Portfolio may purchase securities from or sell securities to other portfolios managed by the Subadvisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 under the 1940 Act. The Rule 17a-7 transactions during the year ended December 31, 2021, were as follows:
Purchases (000's)	Sales (000's)	Realized Gain / (Loss) (000's)
$16,011	$23,353	$8,951
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended December 31, 2021 and December 31, 2020, were as follows:
Initial Class	Shares	Amount
Year ended December 31, 2021:
Shares sold	5,619,410	$ 71,207,565
Shares issued to shareholders in reinvestment of distributions	956,844	11,646,224
Shares redeemed	(1,694,431)	(21,841,993)
Net increase (decrease)	4,881,823	$ 61,011,796
Year ended December 31, 2020:
Shares sold	3,663,908	$ 43,908,398
Shares issued to shareholders in reinvestment of distributions	771,028	9,132,357
Shares redeemed	(661,711)	(7,926,284)
Net increase (decrease)	3,773,225	$ 45,114,471

Service Class	Shares	Amount
Year ended December 31, 2021:
Shares sold	2,489,554	$ 31,413,553
Shares issued to shareholders in reinvestment of distributions	4,511,710	54,685,087
Shares redeemed	(12,158,673)	(154,884,997)
Net increase (decrease)	(5,157,409)	$ (68,786,357)
Year ended December 31, 2020:
Shares sold	4,130,475	$ 49,437,906
Shares issued to shareholders in reinvestment of distributions	6,508,661	76,778,772
Shares redeemed	(16,563,106)	(199,972,359)
Net increase (decrease)	(5,923,970)	$ (73,755,681)
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2021, events and transactions subsequent to December 31, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

20	MainStay VP Fidelity Institutional AM® Utilities Portfolio

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MainStay VP Funds Trust and Shareholders of
MainStay VP Fidelity Institutional AM® Utilities Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Fidelity Institutional AM® Utilities Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
February 24, 2022
We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.
21

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay VP Fidelity Institutional AM® Utilities Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and FIAM LLC (“FIAM”) with respect to the Portfolio (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 8–9, 2021 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and FIAM in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2021 through December 2021, including information and materials furnished by New York Life Investments and FIAM in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or FIAM that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Portfolio and investment-related matters for the Portfolio as well as presentations from New York Life Investments and FIAM personnel. In addition, the Board took into account other information received from New
York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2021 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by the applicable share classes of the Portfolio, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and FIAM; (ii) the qualifications of the portfolio manager of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and FIAM; (iii) the costs of the services provided, and profits realized, by New York Life Investments and FIAM with respect to their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and FIAM. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and FIAM resulting from, among other things, the Board’s

22	MainStay VP Fidelity Institutional AM® Utilities Portfolio

consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to investors and that the Portfolio’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 8–9, 2021 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and FIAM
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of FIAM, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of FIAM and ongoing analysis of, and interactions with, FIAM with respect to, among other things, the Portfolio’s investment performance and risks as well as FIAM’s investment capabilities and subadvisory services with respect to the Portfolio.
The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program;
(iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Portfolio. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that FIAM provides to the Portfolio and considered the terms of each of the Advisory Agreements. The Board evaluated FIAM’s experience and performance in serving as subadvisor to the Portfolio and advising other portfolios and FIAM’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at FIAM and New York Life Investments’ and FIAM’s overall resources, legal and compliance environment, capabilities, reputation and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and FIAM and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board reviewed FIAM’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the qualifications and experience of the Portfolio’s portfolio manager, the number of accounts managed by the portfolio manager and the method for compensating the portfolio manager.
In addition, the Board considered information provided by New York Life Investments and FIAM regarding the operations of their respective business continuity plans in response to the ongoing COVID-19 pandemic, including the remote working environment.
Based on these considerations, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio’s benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment
23

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Portfolio as compared to peer funds.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance attributable to FIAM as well as discussions between the Portfolio’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or FIAM had taken, or had agreed to take, to seek to enhance Portfolio investment performance and the results of those actions. In considering the investment performance of the Portfolio, the Board noted that the Portfolio underperformed its peer funds for the three- and five-year periods ended July 31, 2021, and performed favorably relative to its peer funds for the one-year period ended July 31, 2021. The Board considered its discussions with representatives from New York Life Investments and FIAM regarding the Portfolio’s investment performance.
Based on these considerations, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits Realized, by New York Life Investments and FIAM
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates and FIAM due to their relationships with the Portfolio. The Board considered that FIAM’s subadvisory fee had been negotiated at arm’s-length by New York Life Investments and that this fee is paid by New York Life Investments, not the Portfolio, and the relevance of FIAM’s profitability was considered by the Trustees in that context. On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Portfolio.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and FIAM and profits realized by New York Life Investments and its affiliates and FIAM, the Board considered, among other factors, New York Life Investments’ and its affiliates’ and FIAM’s continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Portfolio, and that
New York Life Investments is responsible for paying the subadvisory fee for the Portfolio. The Board also considered the financial resources of New York Life Investments and FIAM and acknowledged that New York Life Investments and FIAM must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and FIAM to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to FIAM from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to FIAM in exchange for commissions paid by the Portfolio with respect to trades in the Portfolio’s portfolio securities. In this regard, the Board also requested and considered information from New York Life Investments concerning other material business relationships between FIAM and its affiliates and New York Life Investments and its affiliates. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.
The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for

24	MainStay VP Fidelity Institutional AM® Utilities Portfolio

managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolio were not excessive. With respect to FIAM, the Board considered that any profits realized by FIAM due to its relationship with the Portfolio are the result of arm’s-length negotiations between New York Life Investments and FIAM, acknowledging that any such profits are based on the subadvisory fee paid to FIAM by New York Life Investments, not the Portfolio.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fees paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fee paid to FIAM is paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and FIAM on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and those of the similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints and voluntary waivers on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.
Based on the factors outlined above, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Portfolio’s expense structure permits economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.
25

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
26	MainStay VP Fidelity Institutional AM® Utilities Portfolio

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Portfolio are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolio. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a
Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Nolan reached the age of 75 during the calendar year 2021. Accordingly, Mr. Nolan retired at the end of calendar year 2021, at which time, Ms. Hammond became a Trustee of the Portfolio. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Yie-Hsin Hung* 1962	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010	78	MainStay Funds: Trustee since 2017 (12 Funds);
MainStay Funds Trust: Trustee since 2017 (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2017;
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee
since March 2021; and
Turtle Beach Corporation: Director since April 2021
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
27

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021;VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Committee since 2018
Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007***	President, Strategic Management Advisors LLC since 1990	78	MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 Funds); MainStay Funds Trust: Chairman since 2017 and Trustee since 1990 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay Funds: Trustee since 2006 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Richard H. Nolan, Jr.**** 1946	MainStay VP Funds Trust: Trustee since 2006***	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay Funds: Trustee since 2007 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Independent Trustees
28	MainStay VP Fidelity Institutional AM® Utilities Portfolio

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (12 Funds);
MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Trustee since 2018, Chair of the Special Committee since 2019; and
Rhode Island School of Design: Trustee and Chair of the Finance Committee since 2015

Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC since 2018; President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds); MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Allstate Corporation: Director since 2015;
Partners in Health:Trustee since 2019 and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay Funds: Trustee since 1994 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund; Trustee since June 2021
**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
****	Pursuant to the Board's retirement policy, Mr. Nolan retired from the Board effective December 31, 2021.
Independent Trustees
29

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay VP Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since January 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust since 2017** and MainStay CBRE Global Infrastructure Megatrends Fund since 2021; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust since 2007**	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds Trust since 2009, MainStay Funds since 2007 and MainStay CBRE Global Infrastructure Megatrends Fund since 2021; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay VP Funds Trust since 2021, and 2014 to 2020	Vice President and Chief Compliance Officer, New York Life Investments Alternatives LLC and New York Life Investment Management Holdings LLC (since 2020); Vice President (since 2018) and Chief Compliance Officer (since 2016), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, IndexIQ Advisors LLC, IndexIQ Holdings Inc., IndexIQ LLC and IndexIQ Trust (since 2017); Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay Funds, MainStay Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2021 and 2014 to 2020); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust since 2010**	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds and MainStay Funds Trust since 2010 and MainStay CBRE Global Infrastructure Megatrends Fund since 2021
Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust since 2005**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds Trust since 2009 and MainStay Funds since 2005 and MainStay CBRE Global Infrastructure Megatrends Fund since 2021
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
30	MainStay VP Fidelity Institutional AM® Utilities Portfolio

MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP MacKay S&P 500 Index Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP T. Rowe Price Equity Income Portfolio1
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Brown Advisory LLC
Baltimore, Maryland
Candriam Belgium S.A.*
Brussels, Belgium
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Capital Management LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
T. Rowe Price Associates, Inc.
Baltimore, Maryland
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
Effective on or about May 1, 2022, the MainStay VP T. Rowe Price Equity Income Portfolio will be renamed the MainStay VP American Century Sustainable Equity Portfolio.
Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC
Not part of the Annual Report

2021 Annual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2022 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
1803629	MSVPMFS11-02/22
(NYLIAC) NI526

MainStay VP Wellington Small Cap Portfolio
(formerly known as MainStay VP MacKay Small Cap Core Portfolio)

Message from the President and Annual Report
December 31, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
The COVID-19 pandemic and inflation drove market performance during the 12-month reporting period ended December 31, 2021. Against all expectations, the pandemic remained a persistent force worldwide, with widespread outbreaks of highly transmissible variants disrupting life in many locations despite the widespread availability of effective vaccines. Supported by government stimulus and accommodative monetary policies, most global economies expanded, exceeding pre-pandemic levels. However, the pandemic continued to claim lives, and the recovery proved uneven, with some industries struggling in the face of labor shortages, supply-chain bottlenecks and sharply rising commodity prices.
Spurred by economic growth and rising inflationary pressures, positive investor sentiment buoyed stock markets while bond markets lagged. In the United States, the S&P 500® Index, a widely regarded benchmark of market performance, produced strong gains led by energy and real estate, followed by information technology and financials. Materials and consumer staples lagged the Index by a small margin, while health care and industrials trailed further behind. The traditionally defensive utilities and consumer staples sectors underperformed by a greater margin, with both sectors challenged by rising commodity prices, with communication services as the only sector to generate negative returns. Small- and mid-cap stocks, which outperformed for much of the reporting period, lost ground to large-cap stocks in the closing months of 2021 as risk appetites diminished and trailed for the year as a whole. Similarly, value stocks outperformed growth-oriented shares during the first half of the year, then fell behind in November and December. In developed international equity markets, the U.K. and Eurozone led Asia, while, overall, the international market lagged its U.S. counterpart, particularly during the second half of the reporting period. Emerging market equities suffered broad losses, though returns varied widely from country to country with some, such as India, producing solidly positive returns while others, most notably China, experiencing punishing declines.
U.S. and international bond markets produced mixed performance, buffeted by rising interest rates while supported by accommodative monetary policies and strong corporate financial results. Expectations for a quick economic recovery in early 2021 drove rising yields and a steep selloff in traditional safe havens, such as government bonds. A partial recovery in the summer of 2021 was followed by another dip in the fall, prompted by signals from central banks of their intention to soon withdraw monetary accommodation as a first step toward raising rates in an effort to combat rising inflation. Increasingly hawkish rhetoric from the U.S. Federal Reserve in November and December further pressured the fixed-income asset class. Corporate bonds fared relatively well given the positive corporate earnings environment and historically low default rates, with lower-rated issues significantly outperforming investment-grade credits. Emerging market corporate bonds came under pressure late in the reporting period due to slowing Chinese economic growth associated with a government regulatory crackdown and heightened concerns regarding a debt crisis in the Chinese real estate sector.
Today, the pandemic remains deeply felt in the economy and our personal lives. Yet, at the same time, post-pandemic trends are beginning to play an increasing role in the financial markets. As a MainStay VP investor, you can rely on us to manage our portfolios with a careful eye on the ever-changing investment landscape and provide you with disciplined investment tools to help you reach your financial goals. Thank you for your continued trust, which we strive to earn every day.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information, which includes information about MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended December 31, 2021
Class	Inception Date[1,2]	One Year	Five Years	Since Inception	Gross Expense Ratio[3]
Initial Class Shares	5/2/2016	18.03%	8.19%	10.55%	0.86%
Service Class Shares	5/2/2016	17.73	7.92	10.28	1.11

1.	Effective January 1, 2018, due to an organizational restructuring, all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC, a former subadvisor. The past performance in the graph and table prior to that date reflects the Portfolio’s prior subadvisor and principal investment strategies.
2.	Effective May 1, 2021, the Portfolio replaced its subadvisor and modified its principal investment strategies. The past performance in the graph and table prior to that date reflects the Portfolio's prior subadvisor and principal investment strategies.
3.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	One Year	Five Years	Since Inception
Russell 2000® Index[1]	14.82%	12.02%	14.19%
Morningstar Small Blend Category Average[2]	23.85	10.68	12.52

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
1.	The Russell 2000® Index is the Portfolio’s primary benchmark. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The Morningstar Small Blend Category Average is representative of funds that favor U.S. firms at the smaller end of the market-capitalization range. Some aim to own an array of value and growth stocks while others employ a discipline that leads to holdings with valuations and growth rates close to the small-cap averages. Stocks in the bottom 10% of the capitalization of the U.S. equity market are defined as small cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP Wellington Small Cap Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2021 to December 31, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2021 to December 31, 2021. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended
December 31, 2021. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 7/1/21	Ending Account Value (Based on Actual Returns and Expenses) 12/31/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,010.30	$3.75	$1,021.47	$3.77	0.74%
Service Class Shares	$1,000.00	$1,009.00	$5.01	$1,020.21	$5.04	0.99%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP Wellington Small Cap Portfolio

Industry Composition as of December 31, 2021 (Unaudited)
Banks	8.9%
Software	7.1
Semiconductors & Semiconductor Equipment	5.0
Equity Real Estate Investment Trusts	4.4
Machinery	4.1
Biotechnology	3.7
Health Care Equipment & Supplies	3.6
Trading Companies & Distributors	3.5
Commercial Services & Supplies	3.2
Health Care Providers & Services	3.2
Consumer Finance	3.0
Thrifts & Mortgage Finance	2.9
IT Services	2.3
Exchange–Traded Funds	2.3
Household Durables	2.2
Building Products	2.2
Professional Services	2.2
Electronic Equipment, Instruments & Components	2.1
Textiles, Apparel & Luxury Goods	1.9
Specialty Retail	1.9
Health Care Technology	1.7
Metals & Mining	1.7
Electrical Equipment	1.6
Capital Markets	1.5
Life Sciences Tools & Services	1.5
Insurance	1.4
Hotels, Restaurants & Leisure	1.4
Energy Equipment & Services	1.3%
Auto Components	1.2
Chemicals	1.2
Communications Equipment	1.2
Gas Utilities	1.2
Construction & Engineering	1.1
Internet & Direct Marketing Retail	1.1
Personal Products	0.9
Media	0.9
Diversified Consumer Services	0.9
Air Freight & Logistics	0.7
Real Estate Management & Development	0.7
Marine	0.6
Entertainment	0.5
Electric Utilities	0.5
Oil, Gas & Consumable Fuels	0.5
Mortgage Real Estate Investment Trusts	0.5
Pharmaceuticals	0.4
Interactive Media & Services	0.4
Household Products	0.4
Paper & Forest Products	0.4
Food Products	0.4
Leisure Products	0.4
Short–Term Investments	2.3
Other Assets, Less Liabilities	–0.2
100.0%
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of December 31, 2021 (excluding short-term investments) (Unaudited)
1.	Tower Semiconductor Ltd.
2.	iShares Russell 2000 ETF
3.	Skyline Champion Corp.
4.	PRA Group, Inc.
5.	Synaptics, Inc.
6.	Piedmont Office Realty Trust, Inc., Class A
7.	Federal Agricultural Mortgage Corp., Class C
8.	Applied Industrial Technologies, Inc.
9.	Boise Cascade Co.
10.	MP Materials Corp.

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Migene Kim, CFA, and Mona Patni of MacKay Shields LLC (“MacKay Shields”), the Portfolio’s former Subadvisor, and Gregg R. Thomas and Roberto J. Isch of Wellington Management Company LLP (“Wellington”), the Portfolio’s current Subadvisor.
How did MainStay VP Wellington Small Cap Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2021?
For the 12 months ended December 31, 2021, MainStay VP Wellington Small Cap Portfolio returned 18.03% for Initial Class shares and 17.73% for Service Class shares. Over the same period, both share classes outperformed the 14.82% return of the Russell 2000® Index (the “Index”), which is the Portfolio’s benchmark, and underperformed the 23.85% return of the Morningstar Small Blend Category Average.1
Were there any changes to the Portfolio during the reporting period?
At meetings held on January 21, January 25 and February 3, 2021, the Board of Trustees of MainStay VP Funds Trust considered and approved, among other related proposals: (i) appointing Wellington Management Company LLP as the Portfolio’s subadvisor, and the related subadvisory agreement; (ii) changing the Portfolio’s name; and (iii) modifying the Portfolio’s principal investment strategies and investment process. These changes became effective on May 1, 2021. For more information on these and other changes refer to the supplement dated February 5, 2021.
In the process of implementing the new principal investment strategies and investment process, the Portfolio may have experienced a high level of portfolio turnover. Also, during this transition period, the Portfolio may not have been pursuing its investment objective or may not have been managed consistent with its investment strategies as stated in the Prospectus. This may have impacted the Portfolio’s performance.
What factors affected the Portfolio’s relative performance during the reporting period?
MacKay Shields
During the time MacKay Shields managed the Portfolio, the Portfolio outperformed the Index helped by both sector allocation and strong stock selection. In terms of stock-selection model efficacy, the combination of signals used by the Portfolio’s quantitative stock selection model was rewarded primarily by valuation measures.
Wellington
During the time Wellington managed the Portfolio, the Portfolio outperformed the Index. While security selection made positive contributions to the outperformance, sector allocation, a result of our bottom-up stock selection process, was the primary driver of Portfolio’s relatively strong returns. (Contributions take weightings and total returns into account.)
During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?
Wellington
During the time Wellington managed the Portfolio, the Portfolio used Russell 2000® Index futures to equitize cash. These futures positions detracted slightly from performance.
Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?
MacKay Shields
During the time MacKay Shields managed the Portfolio, the strongest positive contributors to the Portfolio’s performance relative to the Index were the information technology, financials and industrials sectors. During the same period, the most significant detractors from relative performance were the materials, energy and real estate sectors.
Wellington
During the time Wellington managed the Portfolio, the top performing sector relative to the Index was health care, followed by information technology and financials. The positive relative performance of health care was driven by sector allocation. During the same period, the sector that detracted the most from relative performance was industrials, followed by communication services and real estate. For all three of these sectors, security selection detracted from relative returns.
During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?
MacKay Shields
The stocks providing the strongest positive contributions to the Portfolio’s absolute performance during the time MacKay Shields managed the Portfolio included shares in computer game and electronic entertainment retailer GameStop, biotechnology developer Novavax, and electrical components & equipment maker Atkore. During the same period, the most significant detractors from absolute performance were shares in biotechnology firm Amicus Therapeutics, residential solar equipment company Sunrun and biotechnology firm Editas Medicine.
Wellington
The strongest positive contributors to absolute performance during the time Wellington managed the Portfolio were holdings in semiconductor manufacturer Tower Semiconductor, home building company Skyline Champion and human interface semiconductor

1.	See page 5 for more information on benchmark and peer group returns.
8	MainStay VP Wellington Small Cap Portfolio

solutions provider Synaptics. Shares of Tower Semiconductor rose after the company reported third quarter 2021 earnings ahead of consensus estimates and guided expectations for the fourth quarter higher than previous expectations. Shares of Skyline Champion increased after the company reported earnings that exceeded expectations over multiple quarters, driven in part by strong year-over-year increases in sales. Shares of Synaptics rose after the company reported fiscal first-quarter results that beat consensus estimates.
The most significant detractors from the Portfolio’s absolute performance were holdings in marketing and purchase intelligence platform Cardlytics, digital media and promotions technology company Quotient Technology, and alcoholic beverage company The Boston Beer Company. Shares of Cardlytics declined after the company reported below-consensus earnings results for multiple quarters. Revenue also came in below consensus estimates, and platform billings were below guidance due to labor shortages and supply chain challenges. Shares of Quotient Technology lost ground after the company lowered its 2021 revenue guidance, with management highlighting concerns for the remainder of the year, including economic uncertainty and the potential resurgence of the pandemic. Shares of Boston Beer fell after management released lower-than-expected earnings and revenue, and lowered guidance.
Did the Portfolio make any significant purchases or sales during the reporting period?
MacKay Shields
The Portfolio’s largest initial purchase during the time MacKay Shields managed the Portfolio was in telecommunications services provider Iridium Communications, while the largest increase in position size was in media company TEGNA. The Portfolio's largest full sale was its position in health care management firm HMS Holdings, while its most significantly decreased position size was in Editas Medicine.
Wellington
During the time Wellington managed the Portfolio, we increased the Portfolio’s positions in commercial office property company Piedmont Office Realty Trust and motion picture technology and presentations company IMAX. We favored Piedmont because of the company’s high-quality fundamentals and attractive valuation. In the case of IMAX, we appreciated the company’s high-quality fundamentals and its strong, asset-light business model.
During the same period, we eliminated the Portfolio’s position in baked goods manufacturer and distributor Hostess Brands and engineering company Lydall. We sold the Portfolio’s position in
Hostess after strong price appreciation led to a less compelling valuation. We eliminated the position in Lydall following news that the company was being acquired.
How did the Portfolio’s sector weightings change during the reporting period?
MacKay Shields
During the time MacKay Shields managed the Portfolio, the largest increases in sector exposures relative to the Index were in the communication services and information technology sectors. Conversely, the Portfolio's largest decreases in relative sector exposures were in the health care and real estate sectors.
Wellington
During the time Wellington managed the Portfolio, the most notable increases in absolute sector relative exposures were to industrials and financials. On the other hand, notable reductions in the Portfolio’s sector relative exposures included consumer discretionary and consumer staples.
How was the Portfolio positioned at the end of the reporting period?
Wellington
As of December 31, 2021, the Portfolio held its most overweight positions relative to the Index in the industrials and financials sectors, and its most underweight positions in health care and energy sectors.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
9

Portfolio of Investments December 31, 2021†
	Shares	Value
Common Stocks 95.6%
Air Freight & Logistics 0.7%
Hub Group, Inc., Class A (a)	42,175	$ 3,552,822
Auto Components 1.2%
Dana, Inc.	116,918	2,668,069
Gentherm, Inc. (a)	42,352	3,680,389
		6,348,458
Banks 8.9%
Allegiance Bancshares, Inc.	44,294	1,869,650
Ameris Bancorp	23,226	1,153,868
Bank OZK	63,865	2,971,638
Berkshire Hills Bancorp, Inc.	101,681	2,890,791
Cadence Bank	89,397	2,663,137
First Hawaiian, Inc.	73,678	2,013,620
First Interstate BancSystem, Inc., Class A	57,279	2,329,537
First Midwest Bancorp, Inc.	95,330	1,952,358
FNB Corp.	176,887	2,145,639
Great Western Bancorp, Inc.	76,116	2,584,899
Home BancShares, Inc.	105,062	2,558,260
OFG Bancorp	120,253	3,193,920
Pacific Premier Bancorp, Inc.	62,613	2,506,398
Sandy Spring Bancorp, Inc.	62,707	3,014,953
Synovus Financial Corp.	33,497	1,603,501
Umpqua Holdings Corp.	132,479	2,548,896
United Community Banks, Inc.	68,733	2,470,264
Veritex Holdings, Inc.	70,793	2,816,145
Western Alliance Bancorp	27,368	2,946,165
		46,233,639
Biotechnology 3.7%
ALX Oncology Holdings, Inc. (a)	7,849	168,675
Amicus Therapeutics, Inc. (a)	190,137	2,196,082
Arena Pharmaceuticals, Inc. (a)	33,365	3,100,943
Ascendis Pharma A/S, ADR (a)	8,942	1,202,967
Celldex Therapeutics, Inc. (a)	58,374	2,255,571
Intellia Therapeutics, Inc. (a)	8,639	1,021,475
Kodiak Sciences, Inc. (a)	5,364	454,760
Kymera Therapeutics, Inc. (a)	24,230	1,538,363
Myovant Sciences Ltd. (a)(b)	138,654	2,158,843
REVOLUTION Medicines, Inc. (a)	24,628	619,887
Rocket Pharmaceuticals, Inc. (a)	13,000	283,790
Sage Therapeutics, Inc. (a)	43,836	1,864,783
Turning Point Therapeutics, Inc. (a)	15,785	752,945
Y-mAbs Therapeutics, Inc. (a)	18,732	303,646
Zymeworks, Inc. (a)	89,184	1,461,726
		19,384,456
	Shares	Value

Building Products 2.2%
Apogee Enterprises, Inc.	48,754	$ 2,347,505
Builders FirstSource, Inc. (a)	43,290	3,710,386
Gibraltar Industries, Inc. (a)	22,289	1,486,230
Insteel Industries, Inc.	50,936	2,027,762
PGT Innovations, Inc. (a)	83,971	1,888,508
		11,460,391
Capital Markets 1.5%
Greenhill & Co., Inc.	136,695	2,450,941
Hamilton Lane, Inc., Class A	29,390	3,045,392
Moelis & Co., Class A	41,050	2,566,036
		8,062,369
Chemicals 1.2%
Livent Corp. (a)	148,610	3,623,112
Minerals Technologies, Inc.	36,472	2,667,927
		6,291,039
Commercial Services & Supplies 3.2%
BrightView Holdings, Inc. (a)	185,454	2,611,192
CoreCivic, Inc. (a)	158,212	1,577,374
Deluxe Corp.	72,014	2,312,370
Interface, Inc.	190,948	3,045,621
Loomis AB	89,485	2,383,560
MillerKnoll, Inc.	65,091	2,550,916
U.S. Ecology, Inc. (a)	68,721	2,194,949
		16,675,982
Communications Equipment 1.2%
Calix, Inc. (a)	44,245	3,538,273
Plantronics, Inc. (a)	91,107	2,673,079
		6,211,352
Construction & Engineering 1.1%
Badger Infrastructure Solutions Ltd. (b)	97,927	2,461,045
Fluor Corp. (a)	131,285	3,251,930
		5,712,975
Consumer Finance 3.0%
Enova International, Inc. (a)	89,981	3,685,622
Navient Corp.	119,966	2,545,678
PRA Group, Inc. (a)	129,963	6,525,442
PROG Holdings, Inc. (a)	60,909	2,747,605
		15,504,347
Diversified Consumer Services 0.9%
Adtalem Global Education, Inc. (a)	64,492	1,906,383
H&R Block, Inc.	112,530	2,651,207
		4,557,590

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP Wellington Small Cap Portfolio

	Shares	Value
Common Stocks (continued)
Electric Utilities 0.5%
Portland General Electric Co.	50,813	$ 2,689,024
Electrical Equipment 1.6%
Acuity Brands, Inc.	12,149	2,572,186
EnerSys	33,478	2,646,771
nVent Electric plc	77,604	2,948,952
		8,167,909
Electronic Equipment, Instruments & Components 2.1%
FARO Technologies, Inc. (a)	43,058	3,014,921
II-VI, Inc. (a)	40,389	2,759,780
Knowles Corp. (a)(b)	139,945	3,267,716
Novanta, Inc. (a)	9,555	1,684,833
		10,727,250
Energy Equipment & Services 1.3%
DMC Global, Inc. (a)	61,353	2,430,192
Liberty Oilfield Services, Inc., Class A (a)	206,487	2,002,924
Nabors Industries Ltd.	27,899	2,262,330
		6,695,446
Entertainment 0.5%
IMAX Corp. (a)	159,780	2,850,475
Equity Real Estate Investment Trusts 4.4%
Acadia Realty Trust	160,551	3,504,828
Essential Properties Realty Trust, Inc.	67,472	1,945,218
Independence Realty Trust, Inc.	42,400	1,095,192
Pebblebrook Hotel Trust	107,136	2,396,632
Piedmont Office Realty Trust, Inc., Class A	300,351	5,520,451
Ryman Hospitality Properties, Inc. (a)	19,910	1,830,924
Uniti Group, Inc.	255,136	3,574,455
Veris Residential, Inc. (a)	158,675	2,916,447
		22,784,147
Food Products 0.4%
Calavo Growers, Inc.	45,353	1,922,967
Gas Utilities 1.2%
New Jersey Resources Corp.	79,164	3,250,474
South Jersey Industries, Inc.	106,759	2,788,545
		6,039,019
Health Care Equipment & Supplies 3.6%
Globus Medical, Inc., Class A (a)	25,197	1,819,223
Integra LifeSciences Holdings Corp. (a)	43,816	2,935,234
Lantheus Holdings, Inc. (a)	131,639	3,803,051
	Shares	Value

Health Care Equipment & Supplies (continued)
NuVasive, Inc. (a)	50,571	$ 2,653,966
Orthofix Medical, Inc. (a)	85,096	2,645,635
SI-BONE, Inc. (a)	94,546	2,099,867
Tandem Diabetes Care, Inc. (a)	17,239	2,594,814
		18,551,790
Health Care Providers & Services 3.2%
Accolade, Inc. (a)	49,455	1,303,634
AMN Healthcare Services, Inc. (a)	31,836	3,894,498
Cross Country Healthcare, Inc. (a)	116,750	3,240,980
LHC Group, Inc. (a)	18,681	2,563,594
Premier, Inc., Class A	70,432	2,899,685
R1 RCM, Inc. (a)	104,470	2,662,940
		16,565,331
Health Care Technology 1.7%
Health Catalyst, Inc. (a)	43,152	1,709,682
Inspire Medical Systems, Inc. (a)	10,738	2,470,384
NextGen Healthcare, Inc. (a)	145,739	2,592,697
Omnicell, Inc. (a)	12,867	2,321,722
		9,094,485
Hotels, Restaurants & Leisure 1.4%
Hilton Grand Vacations, Inc. (a)	71,493	3,725,500
Planet Fitness, Inc., Class A (a)	17,751	1,607,886
Wingstop, Inc.	10,390	1,795,392
		7,128,778
Household Durables 2.2%
Cavco Industries, Inc. (a)	3,405	1,081,598
Century Communities, Inc.	42,312	3,460,699
Skyline Champion Corp. (a)	87,957	6,946,844
		11,489,141
Household Products 0.4%
Energizer Holdings, Inc.	50,712	2,033,551
Insurance 1.4%
Lancashire Holdings Ltd.	335,454	2,406,485
ProAssurance Corp.	106,786	2,701,686
SiriusPoint Ltd. (a)	301,096	2,447,910
		7,556,081
Interactive Media & Services 0.4%
Ziff Davis, Inc. (a)	18,629	2,065,211
Internet & Direct Marketing Retail 1.1%
Porch Group, Inc. (a)(b)	86,627	1,350,515
Revolve Group, Inc. (a)	27,058	1,516,330
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments December 31, 2021† (continued)
	Shares	Value
Common Stocks (continued)
Internet & Direct Marketing Retail (continued)
Shutterstock, Inc.	24,907	$ 2,761,688
		5,628,533
IT Services 2.3%
Concentrix Corp.	8,657	1,546,314
CSG Systems International, Inc.	42,031	2,421,826
LiveRamp Holdings, Inc. (a)	39,678	1,902,560
Perficient, Inc. (a)	19,246	2,488,316
Repay Holdings Corp. (a)	40,042	731,567
Verra Mobility Corp. (a)	175,233	2,703,845
		11,794,428
Leisure Products 0.4%
Sturm Ruger & Co., Inc.	27,754	1,887,827
Life Sciences Tools & Services 1.5%
Codexis, Inc. (a)(b)	119,233	3,728,416
Medpace Holdings, Inc. (a)	11,467	2,495,678
NeoGenomics, Inc. (a)	47,327	1,614,797
		7,838,891
Machinery 4.1%
Altra Industrial Motion Corp.	67,437	3,477,726
Astec Industries, Inc.	51,632	3,576,548
Colfax Corp. (a)	68,229	3,136,487
Kennametal, Inc.	79,086	2,839,978
Kornit Digital Ltd. (a)	14,943	2,275,072
Middleby Corp. (The) (a)	17,543	3,451,761
REV Group, Inc.	189,946	2,687,736
		21,445,308
Marine 0.6%
Kirby Corp. (a)	53,482	3,177,900
Media 0.9%
Cardlytics, Inc. (a)	22,818	1,508,042
Criteo SA, Sponsored ADR (a)	83,352	3,239,892
		4,747,934
Metals & Mining 1.7%
Carpenter Technology Corp.	95,984	2,801,773
Compass Minerals International, Inc.	35,101	1,792,959
MP Materials Corp. (a)(b)	90,275	4,100,291
		8,695,023
Mortgage Real Estate Investment Trusts 0.5%
New Residential Investment Corp.	228,038	2,442,287
	Shares	Value

Oil, Gas & Consumable Fuels 0.5%
Chesapeake Energy Corp.	38,931	$ 2,511,828
Paper & Forest Products 0.4%
Schweitzer-Mauduit International, Inc.	67,138	2,007,426
Personal Products 0.9%
Edgewell Personal Care Co.	59,663	2,727,196
Medifast, Inc.	10,068	2,108,541
		4,835,737
Pharmaceuticals 0.4%
Arvinas, Inc. (a)	26,401	2,168,578
Professional Services 2.2%
ICF International, Inc.	33,667	3,452,551
Insperity, Inc.	26,100	3,082,671
Kforce, Inc.	32,859	2,471,654
Science Applications International Corp.	27,774	2,321,628
		11,328,504
Real Estate Management & Development 0.7%
Marcus & Millichap, Inc. (a)	67,746	3,486,209
Semiconductors & Semiconductor Equipment 5.0%
Ichor Holdings Ltd. (a)	37,795	1,739,704
MKS Instruments, Inc.	17,157	2,988,235
Rambus, Inc. (a)	105,338	3,095,884
Silicon Motion Technology Corp., ADR	30,717	2,919,037
Synaptics, Inc. (a)	21,430	6,204,199
Tower Semiconductor Ltd. (a)	232,811	9,237,940
		26,184,999
Software 7.1%
Agilysys, Inc. (a)	74,926	3,331,210
Box, Inc., Class A (a)	140,474	3,679,014
Digital Turbine, Inc. (a)	43,108	2,629,157
InterDigital, Inc.	32,347	2,317,016
Jamf Holding Corp. (a)	95,214	3,619,084
Manhattan Associates, Inc. (a)	11,246	1,748,641
Marathon Digital Holdings, Inc. (a)(b)	72,232	2,373,543
Mimecast Ltd. (a)	45,435	3,615,263
New Relic, Inc. (a)	20,352	2,237,906
Rapid7, Inc. (a)	22,509	2,649,084
Varonis Systems, Inc. (a)	56,845	2,772,899
Veritone, Inc. (a)(b)	148,041	3,327,962
Xperi Holding Corp.	127,367	2,408,510
		36,709,289

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Wellington Small Cap Portfolio

	Shares	Value
Common Stocks (continued)
Specialty Retail 1.9%
Five Below, Inc. (a)	19,013	$ 3,933,600
Floor & Decor Holdings, Inc., Class A (a)	14,603	1,898,536
Lumber Liquidators Holdings, Inc. (a)	165,731	2,829,028
National Vision Holdings, Inc. (a)	21,100	1,012,589
		9,673,753
Textiles, Apparel & Luxury Goods 1.9%
Carter's, Inc.	25,841	2,615,626
Crocs, Inc. (a)	19,722	2,528,755
Kontoor Brands, Inc.	42,914	2,199,342
Steven Madden Ltd.	50,308	2,337,813
		9,681,536
Thrifts & Mortgage Finance 2.9%
Federal Agricultural Mortgage Corp., Class C	43,491	5,389,840
MGIC Investment Corp.	202,399	2,918,594
NMI Holdings, Inc., Class A (a)	79,698	1,741,401
Radian Group, Inc.	140,439	2,967,476
WSFS Financial Corp.	38,709	1,940,095
		14,957,406
Trading Companies & Distributors 3.5%
Air Lease Corp.	58,525	2,588,561
Applied Industrial Technologies, Inc.	41,643	4,276,736
Boise Cascade Co.	58,204	4,144,125
McGrath RentCorp	32,185	2,583,168
MRC Global, Inc. (a)	349,636	2,405,496
WESCO International, Inc. (a)	18,123	2,384,805
		18,382,891
Total Common Stocks (Cost $478,154,702)		495,942,312
Exchange-Traded Funds 2.3%
iShares Russell 2000 ETF (b)	36,510	8,121,649
iShares Russell 2000 Growth ETF (b)	5,217	1,528,842
iShares Russell 2000 Value ETF (b)	14,311	2,376,342
Total Exchange-Traded Funds (Cost $12,089,762)		12,026,833

	Number of Warrants	Value
Warrant 0.0% ‡
Energy Equipment & Services 0.0% ‡
Nabors Industries Ltd.
Expires 6/11/26 (a)	11,300	$ 42,149
Total Warrant (Cost $0)		42,149

	Shares
Short-Term Investments 2.3%
Unaffiliated Investment Companies 2.3%
BlackRock Liquidity FedFund, 0.025% (c)(d)	5,000,000	5,000,000
Wells Fargo Government Money Market Fund, 0.10% (c)(d)	6,848,394	6,848,394
Total Short-Term Investments (Cost $11,848,394)		11,848,394
Total Investments (Cost $502,092,858)	100.2%	519,859,688
Other Assets, Less Liabilities	(0.2)	(863,144)
Net Assets	100.0%	$ 518,996,544

†	Percentages indicated are based on Portfolio net assets.
‡	Less than one-tenth of a percent.
(a)	Non-income producing security.
(b)	All or a portion of this security was held on loan. As of December 31, 2021, the aggregate market value of securities on loan was $19,362,189; the total market value of collateral held by the Portfolio was $20,390,867. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $8,542,473. The Portfolio received cash collateral with a value of $11,848,394. (See Note 2(I))
(c)	Current yield as of December 31, 2021.
(d)	Represents a security purchased with cash collateral received for securities on loan.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments December 31, 2021† (continued)
Futures Contracts
As of December 31, 2021, the Portfolio held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
Russell 2000 E-Mini Index	46	March 2022	$ 5,168,909	$ 5,158,440	$ (10,469)

1.	As of December 31, 2021, cash in the amount of $303,600 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2021.

Abbreviation(s):
ADR—American Depositary Receipt
ETF—Exchange-Traded Fund
The following is a summary of the fair valuations according to the inputs used as of December 31, 2021, for valuing the Portfolio’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks
Commercial Services & Supplies	$ 14,292,422	$ 2,383,560	$ —	$ 16,675,982
All Other Industries	479,266,330	—	—	479,266,330
Total Common Stocks	493,558,752	2,383,560	—	495,942,312
Exchange-Traded Funds	12,026,833	—	—	12,026,833
Warrant	42,149	—	—	42,149
Short-Term Investments
Unaffiliated Investment Companies	11,848,394	—	—	11,848,394
Total Investments in Securities	$ 517,476,128	$ 2,383,560	$ —	$ 519,859,688
Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$ (10,469)	$ —	$ —	$ (10,469)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Wellington Small Cap Portfolio

Statement of Assets and Liabilities as of December 31, 2021
Assets
Investment in securities, at value (identified cost $502,092,858) including securities on loan of $19,362,189	$519,859,688
Cash denominated in foreign currencies (identified cost $(6,483))	2,851
Cash collateral on deposit at broker for futures contracts	303,600
Receivables:
Investment securities sold	11,398,800
Dividends and interest	2,177,123
Portfolio shares sold	147,861
Variation margin on futures contracts	11,969
Securities lending	6,562
Other assets	2,430
Total assets	533,910,884
Liabilities
Cash collateral received for securities on loan	11,848,394
Due to custodian	122,638
Payables:
Investment securities purchased	2,398,492
Manager (See Note 3)	310,462
Portfolio shares redeemed	89,213
NYLIFE Distributors (See Note 3)	64,837
Professional fees	32,368
Shareholder communication	20,778
Custodian	19,935
Trustees	930
Accrued expenses	6,293
Total liabilities	14,914,340
Net assets	$518,996,544
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 37,862
Additional paid-in-capital	386,400,298
386,438,160
Total distributable earnings (loss)	132,558,384
Net assets	$518,996,544
Initial Class
Net assets applicable to outstanding shares	$206,409,539
Shares of beneficial interest outstanding	14,968,528
Net asset value per share outstanding	$ 13.79
Service Class
Net assets applicable to outstanding shares	$312,587,005
Shares of beneficial interest outstanding	22,893,110
Net asset value per share outstanding	$ 13.65

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statement of Operations for the year ended December 31, 2021
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $489,810)	$ 8,517,378
Securities lending	89,959
Dividends-affiliated	628
Total income	8,607,965
Expenses
Manager (See Note 3)	4,159,709
Distribution/Service—Service Class (See Note 3)	793,418
Shareholder communication	110,185
Professional fees	98,697
Custodian	54,539
Trustees	11,186
Miscellaneous	25,579
Total expenses before waiver/reimbursement	5,253,313
Expense waiver/reimbursement from Manager (See Note 3)	(619,623)
Net expenses	4,633,690
Net investment income (loss)	3,974,275
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions(a)	153,604,874
Foreign currency transactions	(6,045)
Net realized gain (loss)	153,598,829
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(69,628,885)
Futures contracts	(10,469)
Translation of other assets and liabilities in foreign currencies	9,337
Net change in unrealized appreciation (depreciation)	(69,630,017)
Net realized and unrealized gain (loss)	83,968,812
Net increase (decrease) in net assets resulting from operations	$ 87,943,087

(a)	Includes transition cost of $75,985.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP Wellington Small Cap Portfolio

Statements of Changes in Net Assets
for the years ended December 31, 2021 and December 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 3,974,275	$ 1,155,825
Net realized gain (loss)	153,598,829	(4,645,271)
Net change in unrealized appreciation (depreciation)	(69,630,017)	49,572,838
Net increase (decrease) in net assets resulting from operations	87,943,087	46,083,392
Distributions to shareholders:
Initial Class	(775,143)	(219,144)
Service Class	(592,973)	—
Total distributions to shareholders	(1,368,116)	(219,144)
Capital share transactions:
Net proceeds from sales of shares	46,281,087	28,506,306
Net asset value of shares issued to shareholders in reinvestment of distributions	1,368,116	219,144
Cost of shares redeemed	(117,292,808)	(88,033,138)
Increase (decrease) in net assets derived from capital share transactions	(69,643,605)	(59,307,688)
Net increase (decrease) in net assets	16,931,366	(13,443,440)
Net Assets
Beginning of year	502,065,178	515,508,618
End of year	$ 518,996,544	$502,065,178
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Initial Class	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 11.73	$ 10.65	$ 9.82	$ 13.16	$ 11.73
Net investment income (loss) (a)	0.16	0.04	0.05	0.04	0.01
Net realized and unrealized gain (loss)	1.95	1.05	1.61	(1.71)	1.63
Total from investment operations	2.11	1.09	1.66	(1.67)	1.64
Less distributions:
From net investment income	(0.05)	(0.01)	(0.02)	—	—
From net realized gain on investments	—	—	(0.81)	(1.67)	(0.21)
Total distributions	(0.05)	(0.01)	(0.83)	(1.67)	(0.21)
Net asset value at end of year	$ 13.79	$ 11.73	$ 10.65	$ 9.82	$ 13.16
Total investment return (b)	18.03%	10.22%	17.82%	(15.11)%	13.93%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.93%	0.42%	0.48%	0.33%	0.10%
Net expenses (c)	0.74%	0.75%	0.82%	0.90%	0.90%
Expenses (before waiver/reimbursement) (c)	0.86%	0.86%	0.86%	0.90%	0.90%
Portfolio turnover rate	83%	225%	257%	161%	159%
Net assets at end of year (in 000's)	$ 206,410	$ 197,586	$ 198,292	$ 123,857	$ 180,840

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended December 31,
Service Class	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 11.61	$ 10.56	$ 9.76	$ 13.11	$ 11.72
Net investment income (loss) (a)	0.12	0.02	0.02	0.01	(0.02)
Net realized and unrealized gain (loss)	1.95	1.03	1.59	(1.69)	1.62
Total from investment operations	2.07	1.05	1.61	(1.68)	1.60
Less distributions:
From net investment income	(0.03)	—	(0.00)‡	—	—
From net realized gain on investments	—	—	(0.81)	(1.67)	(0.21)
Total distributions	(0.03)	—	(0.81)	(1.67)	(0.21)
Net asset value at end of year	$ 13.65	$ 11.61	$ 10.56	$ 9.76	$ 13.11
Total investment return (b)	17.73%	9.94%(c)	17.53%	(15.32)%	13.64%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.66%	0.17%	0.22%	0.09%	(0.15)%
Net expenses (d)	0.99%	1.00%	1.07%	1.15%	1.15%
Expenses (before waiver/reimbursement) (d)	1.11%	1.11%	1.12%	1.15%	1.15%
Portfolio turnover rate	83%	225%	257%	161%	159%
Net assets at end of year (in 000's)	$ 312,587	$ 304,479	$ 317,216	$ 136,965	$ 176,295

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP Wellington Small Cap Portfolio

Notes to Financial Statements
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Wellington Small Cap Portfolio (formerly known as MainStay VP MacKay Small Cap Core Portfolio) (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio (formerly known as MainStay VP Moderate Growth Allocation Portfolio) and MainStay VP Equity Allocation Portfolio (formerly known as MainStay VP Growth Allocation Portfolio), which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	May 2, 2016
Service Class	May 2, 2016
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek long-term growth of capital.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
The Board of Trustees of the Fund (the "Board") adopted procedures establishing methodologies for the valuation of the Portfolio's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the

19

Notes to Financial Statements (continued)
asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2021, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio's valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of December 31, 2021, were fair valued in such a manner.
If the principal market of certain foreign equity securities is closed in observance of a local foreign holiday, these securities are valued using the last closing price of regular trading on the relevant exchange and fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board. These securities are generally categorized as Level 2 in the hierarchy. Securities that were fair valued in such a manner as of December 31, 2021, are shown in the Portfolio of Investments.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Exchange-traded funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are

20	MainStay VP Wellington Small Cap Portfolio

normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income. The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks
21

Notes to Financial Statements (continued)
such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Portfolio did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Portfolio's investment in futures contracts and other derivatives may increase the volatility of the Portfolio's NAVs and may result in a loss to the Portfolio. Open futures contracts as of December 31, 2021, are shown in the Portfolio of Investments.
(H) Foreign Currency Transactions. The Portfolio's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(I) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of December 31, 2021, are shown in the Portfolio of Investments.
Prior to February 22, 2021, these services were provided by State Street Bank and Trust Company (“State Street”).
(J) Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments

22	MainStay VP Wellington Small Cap Portfolio

that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.
There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Portfolio could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Portfolio is exposed to risk until the sale or exercise of each right or warrant is completed. Rights and Warrants as of December 31, 2021 are shown in the Portfolio of Investments.
(K) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
(L) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Portfolio's derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio's financial positions, performance and cash flows.
The Portfolio entered into futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values.
Fair value of derivative instruments as of December 31, 2021:
Liability Derivatives	Equity Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized depreciation on futures contracts	$(10,469)	$(10,469)
Total Fair Value	$(10,469)	$(10,469)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2021:
Net Change in Unrealized Appreciation (Depreciation)	Equity Contracts Risk	Total
Futures Contracts	$(10,469)	$(10,469)
Total Net Change in Unrealized Appreciation (Depreciation)	$(10,469)	$(10,469)

Average Notional Amount	Total
Futures Contracts Long (a)	$5,158,440

(a)	Position was open one month during the reporting period.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. During a portion of the year ended December 31, 2021, the Portfolio reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. The Portfolio’s subadvisor changed effective May 1, 2021, due to the replacement of MacKay Shields LLC ("MacKay Shields") as the Portfolio’s subadvisor and the appointment of Wellington Management Company LLP (“Wellington” or the “Subadvisor”) as the Portfolio’s subadvisor. Wellington, a registered investment adviser, is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and Wellington, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.80% up to $1 billion; 0.775% from $1 billion to $2 billion; and 0.75% in excess of $2 billion. During the year ended December 31, 2021, the effective management fee rate was 0.80% (exclusive of any applicable waivers/reimbursements).
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) portfolio/fund fees and expenses) of of Initial Class shares do not exceed 0.74% of the Portfolio's average daily net assets of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement to Service Class shares. This agreement will remain in effect until May 1, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the year ended December 31, 2021, New York Life Investments earned fees from the Portfolio in the amount of $4,159,709 and waived
23

Notes to Financial Statements (continued)
fees and/or reimbursed expenses in the amount of $619,623 and paid MacKay Shields and Wellington fees of $612,245 and $1,173,842, respectively.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Prior to February 22, 2021, these services were provided by State Street.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The
Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C) Investments in Affiliates (in 000’s).  During the year ended December 31, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ —	$ 173,522	$ (173,522)	$ —	$ —	$ —	$ 1	$ —	—

Note 4-Federal Income Tax
As of December 31, 2021, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$503,433,350	$47,858,052	$(31,431,714)	$16,426,338
As of December 31, 2021, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$88,230,463	$27,744,974	$146,617	$16,436,330	$132,558,384
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments. The other temporary differences are primarily due to deferred dividends from real estate investment trusts (“REITs”).
The Portfolio utilized $30,700,225 of capital loss carryforwards during the year ended December 31, 2021.
During the years ended December 31, 2021 and December 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2021	2020
Distributions paid from:
Ordinary Income	$1,368,116	$219,144
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Prior to February 22, 2021, these services were provided by State Street. The services provided by State Street were a direct expense of the Portfolio and are included in the Statement of Operations as Custodian fees which totaled $10,362 for the period January 1, 2021 through February 21, 2021.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

24	MainStay VP Wellington Small Cap Portfolio

Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 26, 2022, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2021, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2021, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended December 31, 2021, purchases and sales of securities, other than short-term securities, were $419,135 and $464,963, respectively.
The Portfolio may purchase securities from or sell securities to other portfolios managed by the Subadvisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 under the 1940 Act. The Rule 17a-7 transactions during the year ended December 31, 2021, were as follows:
Purchases (000's)	Sales (000's)	Realized Gain / (Loss) (000's)
$1,835	$403	$93
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended December 31, 2021 and December 31, 2020, were as follows:
Initial Class	Shares	Amount
Year ended December 31, 2021:
Shares sold	1,441,213	$ 19,527,641
Shares issued to shareholders in reinvestment of distributions	57,939	775,143
Shares redeemed	(3,382,279)	(45,833,212)
Net increase (decrease)	(1,883,127)	$(25,530,428)
Year ended December 31, 2020:
Shares sold	549,601	$ 4,722,504
Shares issued to shareholders in reinvestment of distributions	22,016	219,144
Shares redeemed	(2,337,460)	(23,020,294)
Net increase (decrease)	(1,765,843)	$(18,078,646)

Service Class	Shares	Amount
Year ended December 31, 2021:
Shares sold	2,018,860	$ 26,753,446
Shares issued to shareholders in reinvestment of distributions	44,736	592,973
Shares redeemed	(5,387,047)	(71,459,596)
Net increase (decrease)	(3,323,451)	$(44,113,177)
Year ended December 31, 2020:
Shares sold	3,009,340	$ 23,783,802
Shares redeemed	(6,822,754)	(65,012,844)
Net increase (decrease)	(3,813,414)	$(41,229,042)
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2021, events and transactions subsequent to December 31, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
25

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MainStay VP Funds Trust and Shareholders of
MainStay VP Wellington Small Cap Portfolio(formerly known as MainStay VP MacKay Small Cap Core Portfolio)
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Wellington Small Cap Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
February 24, 2022
We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.
26	MainStay VP Wellington Small Cap Portfolio

Board Consideration and Approval of Management Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay VP Wellington Small Cap Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 8–9, 2021 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of the Management Agreement for a one-year period.
In reaching the decision to approve the continuation of the Management Agreement, the Board considered information and materials furnished by New York Life Investments in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2021 through December 2021, including information and materials furnished by New York Life Investments in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management fee and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of the Management Agreement. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of the Management Agreement reflect a year-long process and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Portfolio and investment-related matters for the Portfolio as well as presentations from New York Life Investments personnel. In addition, the Board took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2021 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by the applicable share classes of the Portfolio, among other information.
In considering the continuation of the Management Agreement, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio and New York Life Investments; (iii) the costs of the services provided, and profits realized, by New York Life Investments with respect to its relationship with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management fee and total ordinary operating expenses. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments. The Board’s decision with respect to the Management Agreement may have also been based, in part, on the Board’s knowledge of New York Life Investments resulting from, among other things, the Board’s consideration of the Management Agreement in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the

27

Board Consideration and Approval of Management Agreement (Unaudited) (continued)
performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to investors and that the Portfolio’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio.
The factors that figured prominently in the Board’s decision to approve the continuation of the Management Agreement during its December 8–9, 2021 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Portfolio.
The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Portfolio. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that New York Life Investments provides to the Portfolio and considered the terms of the Management Agreement. The Board evaluated New York Life Investments’ experience and performance in serving as investment adviser to the Portfolio and advising other portfolios and New York Life Investments’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at New York Life Investments and New York Life Investments’ overall resources, legal and compliance environment, capabilities, reputation and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and acknowledged New York Life Investments’ commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board reviewed New York Life Investments’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the qualifications and experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments regarding the operations of its business continuity plans in response to the ongoing COVID-19 pandemic, including the remote working environment.
Based on these considerations, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio’s benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Portfolio as compared to peer funds.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance as well as discussions between the Portfolio’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the

28	MainStay VP Wellington Small Cap Portfolio

Board considered any specific actions that New York Life Investments had taken, or had agreed to take, to seek to enhance Portfolio investment performance and the results of those actions. In considering the investment performance of the Portfolio, the Board noted that the Portfolio underperformed its peer funds for the one- and three-year periods ended July 31, 2021. The Board considered its discussions with representatives from New York Life Investments regarding the Portfolio’s investment performance and the Board’s approval to terminate the previous subadvisor, approve a new subadvisory agreement between New York Life Investments and Wellington Management Company LLP with respect to the Portfolio and reposition the Portfolio, effective May 1, 2021.
Based on these considerations, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of the Management Agreement.
Costs of the Services Provided, and Profits Realized, by New York Life Investments
The Board considered the costs of the services provided under the Management Agreement. The Board also considered the profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolio.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and profits realized by New York Life Investments and its affiliates, the Board considered, among other factors, New York Life Investments’ and its affiliates’ continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Portfolio. The Board also considered the financial resources of New York Life Investments and acknowledged that New York Life Investments must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life
Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.
The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolio were not excessive.
Management Fee and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under the Management Agreement and the Portfolio’s total ordinary operating expenses.
29

Board Consideration and Approval of Management Agreement (Unaudited) (continued)
In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and those of the similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.
Based on the factors outlined above, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Portfolio’s expense structure permits economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of the Management Agreement.

30	MainStay VP Wellington Small Cap Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
31

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Portfolio are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolio. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a
Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Nolan reached the age of 75 during the calendar year 2021. Accordingly, Mr. Nolan retired at the end of calendar year 2021, at which time, Ms. Hammond became a Trustee of the Portfolio. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Yie-Hsin Hung* 1962	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010	78	MainStay Funds: Trustee since 2017 (12 Funds);
MainStay Funds Trust: Trustee since 2017 (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2017;
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee
since March 2021; and
Turtle Beach Corporation: Director since April 2021
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
32	MainStay VP Wellington Small Cap Portfolio

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021;VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Committee since 2018
Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007***	President, Strategic Management Advisors LLC since 1990	78	MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 Funds); MainStay Funds Trust: Chairman since 2017 and Trustee since 1990 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay Funds: Trustee since 2006 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Richard H. Nolan, Jr.**** 1946	MainStay VP Funds Trust: Trustee since 2006***	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay Funds: Trustee since 2007 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Independent Trustees
33

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (12 Funds);
MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Trustee since 2018, Chair of the Special Committee since 2019; and
Rhode Island School of Design: Trustee and Chair of the Finance Committee since 2015

Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC since 2018; President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds); MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Allstate Corporation: Director since 2015;
Partners in Health:Trustee since 2019 and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay Funds: Trustee since 1994 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund; Trustee since June 2021
**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
****	Pursuant to the Board's retirement policy, Mr. Nolan retired from the Board effective December 31, 2021.
Independent Trustees
34	MainStay VP Wellington Small Cap Portfolio

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay VP Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since January 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust since 2017** and MainStay CBRE Global Infrastructure Megatrends Fund since 2021; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust since 2007**	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds Trust since 2009, MainStay Funds since 2007 and MainStay CBRE Global Infrastructure Megatrends Fund since 2021; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay VP Funds Trust since 2021, and 2014 to 2020	Vice President and Chief Compliance Officer, New York Life Investments Alternatives LLC and New York Life Investment Management Holdings LLC (since 2020); Vice President (since 2018) and Chief Compliance Officer (since 2016), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, IndexIQ Advisors LLC, IndexIQ Holdings Inc., IndexIQ LLC and IndexIQ Trust (since 2017); Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay Funds, MainStay Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2021 and 2014 to 2020); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust since 2010**	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds and MainStay Funds Trust since 2010 and MainStay CBRE Global Infrastructure Megatrends Fund since 2021
Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust since 2005**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds Trust since 2009 and MainStay Funds since 2005 and MainStay CBRE Global Infrastructure Megatrends Fund since 2021
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
35

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP MacKay S&P 500 Index Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP T. Rowe Price Equity Income Portfolio1
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Brown Advisory LLC
Baltimore, Maryland
Candriam Belgium S.A.*
Brussels, Belgium
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Capital Management LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
T. Rowe Price Associates, Inc.
Baltimore, Maryland
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
Effective on or about May 1, 2022, the MainStay VP T. Rowe Price Equity Income Portfolio will be renamed the MainStay VP American Century Sustainable Equity Portfolio.
Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC
Not part of the Annual Report

2021 Annual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2022 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
1803520	MSVPSCC11-02/22
(NYLIAC) NI530

MainStay VP Candriam Emerging Markets Equity Portfolio
(formerly known as MainStay VP Emerging Markets Equity Portfolio)

Message from the President and Annual Report
December 31, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
The COVID-19 pandemic and inflation drove market performance during the 12-month reporting period ended December 31, 2021. Against all expectations, the pandemic remained a persistent force worldwide, with widespread outbreaks of highly transmissible variants disrupting life in many locations despite the widespread availability of effective vaccines. Supported by government stimulus and accommodative monetary policies, most global economies expanded, exceeding pre-pandemic levels. However, the pandemic continued to claim lives, and the recovery proved uneven, with some industries struggling in the face of labor shortages, supply-chain bottlenecks and sharply rising commodity prices.
Spurred by economic growth and rising inflationary pressures, positive investor sentiment buoyed stock markets while bond markets lagged. In the United States, the S&P 500® Index, a widely regarded benchmark of market performance, produced strong gains led by energy and real estate, followed by information technology and financials. Materials and consumer staples lagged the Index by a small margin, while health care and industrials trailed further behind. The traditionally defensive utilities and consumer staples sectors underperformed by a greater margin, with both sectors challenged by rising commodity prices, with communication services as the only sector to generate negative returns. Small- and mid-cap stocks, which outperformed for much of the reporting period, lost ground to large-cap stocks in the closing months of 2021 as risk appetites diminished and trailed for the year as a whole. Similarly, value stocks outperformed growth-oriented shares during the first half of the year, then fell behind in November and December. In developed international equity markets, the U.K. and Eurozone led Asia, while, overall, the international market lagged its U.S. counterpart, particularly during the second half of the reporting period. Emerging market equities suffered broad losses, though returns varied widely from country to country with some, such as India, producing solidly positive returns while others, most notably China, experiencing punishing declines.
U.S. and international bond markets produced mixed performance, buffeted by rising interest rates while supported by accommodative monetary policies and strong corporate financial results. Expectations for a quick economic recovery in early 2021 drove rising yields and a steep selloff in traditional safe havens, such as government bonds. A partial recovery in the summer of 2021 was followed by another dip in the fall, prompted by signals from central banks of their intention to soon withdraw monetary accommodation as a first step toward raising rates in an effort to combat rising inflation. Increasingly hawkish rhetoric from the U.S. Federal Reserve in November and December further pressured the fixed-income asset class. Corporate bonds fared relatively well given the positive corporate earnings environment and historically low default rates, with lower-rated issues significantly outperforming investment-grade credits. Emerging market corporate bonds came under pressure late in the reporting period due to slowing Chinese economic growth associated with a government regulatory crackdown and heightened concerns regarding a debt crisis in the Chinese real estate sector.
Today, the pandemic remains deeply felt in the economy and our personal lives. Yet, at the same time, post-pandemic trends are beginning to play an increasing role in the financial markets. As a MainStay VP investor, you can rely on us to manage our portfolios with a careful eye on the ever-changing investment landscape and provide you with disciplined investment tools to help you reach your financial goals. Thank you for your continued trust, which we strive to earn every day.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information, which includes information about MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended December 31, 2021
Class	Inception Date[1,2,3]	One Year	Five Years	Since Inception	Gross Expense Ratio[4]
Initial Class Shares	2/17/2012	-2.00%	10.96%	2.38%	1.19%
Service Class Shares	2/17/2012	-2.25	10.69	2.12	1.44

1.	Effective January 13, 2015, the Portfolio changed its subadvisors and revised its principal investment strategies. The performance in the graph and table prior to that date reflects the Portfolio’s prior subadvisors and principal investment strategies.
2.	Effective January 1, 2018, due to an organizational restructuring, all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC.
3.	Effective May 1, 2021, the Portfolio replaced one of its subadvisors and modified its principal investment strategies. The past performance in the graph and table prior to that date reflects the Portfolio's prior subadvisor and principal investment strategies.
4.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	One Year	Five Years	Since Inception
MSCI Emerging Markets Index (Net)[1]	-2.54%	9.87%	3.98%
Morningstar Diversified Emerging Markets Category Average[2]	0.26	9.58	3.90

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
1.	The MSCI Emerging Markets Index (Net) is the Portfolio's primary benchmark. The MSCI Emerging Markets Index (Net) is a broad-based benchmark that is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The Morningstar Diversified Emerging Markets Category Average is representative of funds that tend to divide their assets among 20 or more nations, although they tend to focus on the emerging markets of Asia and Latin America rather than on those of the Middle East, Africa, or Europe. These funds invest predominantly in emerging market equities, but some funds also invest in both equities and fixed income investments from emerging markets. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP Candriam Emerging Markets Equity Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2021 to December 31, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2021 to December 31, 2021. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended
December 31, 2021. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 7/1/21	Ending Account Value (Based on Actual Returns and Expenses) 12/31/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$885.80	$5.23	$1,019.66	$5.60	1.10%
Service Class Shares	$1,000.00	$884.70	$6.41	$1,018.40	$6.87	1.35%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP Candriam Emerging Markets Equity Portfolio

Country Composition as of December 31, 2021 (Unaudited)
China	34.0%
Taiwan	15.3
Republic of Korea	13.9
India	13.4
Brazil	3.1
South Africa	2.6
Russia	2.5
Thailand	2.1
Mexico	2.0
Poland	1.5
Hungary	1.4
Indonesia	1.1%
Peru	0.8
Chile	0.8
Argentina	0.7
United States	0.5
Uruguay	0.3
Hong Kong	0.0‡
Greece	0.0‡
Other Assets, Less Liabilities	4.0
100.0%
‡	Less than one–tenth of a percent.
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of December 31, 2021 (excluding short-term investments) (Unaudited)
1.	Taiwan Semiconductor Manufacturing Co. Ltd.
2.	Samsung Electronics Co. Ltd.
3.	Tencent Holdings Ltd.
4.	Alibaba Group Holding Ltd.
5.	MediaTek, Inc.
6.	Infosys Ltd.
7.	KB Financial Group, Inc.
8.	Chailease Holding Co. Ltd.
9.	SK Hynix, Inc.
10.	Meituan

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Ping Wang, PhD, and Rui Tang, CFA, of MacKay Shields LLC (“MacKay Shields”), the Portfolio’s former Subadvisor, and portfolio managers Jan Boudewijns,1 Paulo Salazar, Philip Screve and Lamine Saidi of Candriam Belgium S.A. (“Candriam”), the Portfolio’s current Subadvisor.
How did MainStay VP Candriam Emerging Markets Equity Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2021?
For the 12 months ended December 31, 2021, MainStay VP Candriam Emerging Markets Equity Portfolio returned −2.00% for Initial Class shares and −2.25% for Service Class shares. Over the same period, both share classes outperformed the −2.54% return of the MSCI Emerging Markets Index (Net) (“the Index”), which is the Portfolio’s benchmark, and underperformed the 0.26% return of the Morningstar Diversified Emerging Markets Category Average.2
Were there any changes to the Portfolio during the reporting period?
At meetings held on January 21, January 25 and February 3, 2021, the Board of Trustees (“Board”) of MainStay VP Funds Trust (“Trust”) considered and approved, among other related proposals: (i) changing the Portfolio’s name and modifying its non-fundamental “names rule” investment policy; (ii) removing MacKay Shields as a Subadvisor to the Portfolio; and (iii) modifying the Portfolio’s principal investment strategies and investment process. These changes became effective on May 1, 2021. For more information on these and other changes refer to the supplement dated February 5, 2021.
What factors affected the Portfolio’s relative performance during the reporting period?
Candriam
During a relatively volatile reporting period, the portion of the Portfolio subadvised by Candriam slightly outperformed the Index due to a combination of thematic stock selection and a balanced portfolio approach combining exposure to structural growth companies in emerging markets and those expected to benefit from economic reopening.
During the reporting period, benchmark heavyweight China imposed significant regulatory restructurings affecting several investment sectors. The Portfolio implemented swift changes in response, including reducing its exposure to offshore H-shares in Chinese mainland companies and eliminating exposure to ADRs (American Depositary Receipts) in Chinese companies that were more exposed to regulatory risks. The Portfolio substituted these holdings with relevant onshore domestic Chinese A-share companies. The Portfolio also took steps to limit the impact of regulatory restrictions in troubled sectors, such as after school tutoring and real estate, by reducing exposure to those sectors and focusing on companies with strong balance sheets and resilient prospects. The Portfolio replaced these holdings with positions in companies that were likely beneficiaries of the common prosperity theme in China, such as those in the green energy and renewable and electric vehicle areas.
MacKay Shields
During the time MacKay Shields co-managed the Portfolio, the portion of the Portfolio subadvised by MacKay Shields outperformed the Index due to strong security selection and positive sector allocation effects. In terms of stock-selection model efficacy, valuation measures provided the most highly rewarded signals used by our quantitative stock selection model.
Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?
Candriam
In the portion of the Portfolio subadvised by Candriam, the strongest positive contributions to relative performance during the reporting period came from the information technology, financials and materials sectors. (Contributions take weightings and total returns into account.) For both information technology and financials, the positive relative return resulted from higher sector allocation as well as positive selection effect. For materials, the positive relative return was primarily due to a higher allocation to the sector. The most significant detractors from relative performance during the same period were energy, industrials and communication services. The negative contribution from the energy sector primarily resulted from negative stock selection. Both the industrials and communication services sectors delivered negative total return for the reporting period.
MacKay Shields
In the portion of the Portfolio subadvised by MacKay Shields, the sectors that made the most substantial positive contributions to the Portfolio’s performance relative to the Index included materials, information technology and financials. During the time MacKay Shields managed the Portfolio, the utilities sector produced a negative contribution to return, while the consumer staples sector was a weak contributor to the Portfolio’s performance.
During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?
Candriam
In the Candriam portion of the Portfolio, the strongest positive contributions to absolute performance came from holdings in Russian fintech company TCS Group, financial leasing company Chailease Holding and Taiwanese semiconductor manufacturer Mediatek. TCS delivered strong results as the company continued

1.	Mr. Boudewijns will serve as a portfolio manager for the Portfolio until on or about April 1, 2022.
2.	See page 5 for more information on benchmark and peer group returns.
8	MainStay VP Candriam Emerging Markets Equity Portfolio

to execute its strategy of expanding product offerings and entering new markets. Chailease shares rose on the company’s increased operating efficiency and lower credit cost, as well as a demand recovery in key segments. Mediatek benefited from growing demand for 5G process semiconductor chips, which drove earnings growth for the company.
The most substantial detractors from absolute performance in the Candriam portion of the Portfolio were Chinese e-commerce giant Alibaba Group Holding, Chinese food delivery company Meituan and Chinese insurer Ping An Insurance. All three posted negative total returns for the reporting period. Both Alibaba and Meituan faced headwinds from tightening regulatory conditions in China, even as the companies saw a conclusion of ongoing antitrust investigations. The Portfolio held underweight exposure to Alibaba relative to the Index.
MacKay Shields
During the time MacKay Shields managed the Portfolio, the stocks that made the most substantial positive contributions to the absolute performance of the MacKay Shields portion of the Portfolio included global semiconductor manufacturer Taiwan Semiconductor Manufacturing Company (TSMC), Chinese interactive media & value-added Internet services provider Tencent, and semiconductor maker Novatek Microelectronics. Over the same period, the stocks that detracted the most from absolute performance were Pinduoduo, technology hardware storage & peripherals maker Xiaomi, and oil & gas refining & marketing firm Reliance Industries.
Did the Portfolio make any significant purchases or sales during the reporting period?
Candriam
The most significant purchases in the Candriam portion of the Portfolio during the reporting period included shares in Chinese electric vehicle (EV) manufacturer BYD, Taiwanese semiconductor manufacturing company United Microelectronics (UMC) and Chinese financial company Postal Savings Bank of China. BYD has emerged not only as a leading player in the EV landscape in China, but also as a company relatively insulated from semiconductor shortages due to its in-house semiconductor supply capabilities. UMC appears well positioned to take advantage of an ongoing upcycle in the process semiconductor industry. We view Postal Savings Bank of China as a well-managed bank positioned to benefit from possible credit easing and a recovery in consumer credit growth.
During the same period, the most significant sales in the Candriam portion of the Portfolio included positions in Chinese financial institution China Construction Bank and Chinese e-commerce player Pinduoduo. The position in China Construction Bank was sold following the strong performance of the company in the prior period, and in view of an expected slowdown in construction related activities. The position in Pinduoduo was sold as part of the Portfolio’s wider strategy to remove any exposure to China ADRs given the ongoing regulatory risk for the VIE (variable interest entity) listing structure.
MacKay Shields
During the time MacKay Shields managed the Portfolio, the most substantial position initiated in the MacKay Shields portion of the Portfolio was in South Korea-based construction engineering company DL E&C, while the largest increased position size was in Tencent. The most substantial position that the MacKay Shields portion of the Portfolio exited entirely was in South Korean electronics company Samsung Electronics, while the most significantly decreased position size was in China-based multinational e-commerce and Internet services company Alibaba Group Holding.
How did the Portfolio’s sector weightings change during the reporting period?
Candriam
During the reporting period, the Candriam portion of the Portfolio saw its most substantial weighting increases relative to the Index in the information technology, communication services and energy sectors. While the Portfolio added to its overweight exposure in the information technology sector, the increased weighting in communication services and energy represented reductions in relatively underweight exposures to these sectors. During the same period, the Portfolio decreased its relative weightings in the materials and industrials sectors.
MacKay Shields
During the time MacKay Shields managed the Portfolio, in their portion of the Portfolio, the most substantial increases in sector weightings relative to the Index were in financials and energy. Conversely, the Portfolio saw its most substantial decreases in sector weightings relative to the Index in consumer discretionary and health care.
How was the Portfolio positioned at the end of the reporting period?
Candriam
As of December 31, 2021, the Portfolio maintained a generally balanced investment approach. The most substantially overweight sector positions relative to the Index in the Candriam portion of the Portfolio were in information technology, followed by financials. As of the same date, the sectors that were most substantially underweight relative to the Index were consumer staples and communication services. The underweight position in communication services was driven by regulatory uncertainty regarding benchmark names in the sector in China and Korea.
MacKay Shields
At the end of the period when MacKay Shields managed the portfolio, the sectors in their portion of the Portfolio that were most substantially overweight relative to the Index were materials
9

and financials. The sectors that were most substantially underweight relative to the Index were information technology and consumer discretionary.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
10	MainStay VP Candriam Emerging Markets Equity Portfolio

Portfolio of Investments December 31, 2021†
	Shares	Value
Common Stocks 95.2%
Argentina 0.7%
MercadoLibre, Inc. (Internet & Direct Marketing Retail) (a)	1,680	$ 2,265,312
Brazil 3.1%
Banco Santander Brasil SA (Banks)	490,000	2,648,385
Cosan SA (Oil, Gas & Consumable Fuels)	1,100,000	4,320,869
WEG SA (Electrical Equipment)	450,000	2,663,629
		9,632,883
China 34.0%
Aier Eye Hospital Group Co. Ltd., Class A (Health Care Providers & Services)	160,057	1,061,798
Airtac International Group (Machinery)	57,001	2,094,592
Alibaba Group Holding Ltd. (Internet & Direct Marketing Retail) (a)	550,000	8,386,609
Asia Cement China Holdings Corp. (Construction Materials)	15,500	9,899
Bank of Ningbo Co. Ltd., Class A (Banks)	439,842	2,641,806
Beijing United Information Technology Co. Ltd., Class A (Trading Companies & Distributors)	39,925	673,419
Brilliance China Automotive Holdings Ltd. (Automobiles) (a)(b)(c)(d)	1,142,000	549,302
BYD Co. Ltd., Class H (Automobiles)	122,000	4,171,208
China Meidong Auto Holdings Ltd. (Specialty Retail)	210,000	1,082,648
China Mengniu Dairy Co. Ltd. (Food Products)	330,000	1,870,588
China Merchants Bank Co. Ltd., Class H (Banks)	536,000	4,162,179
China Molybdenum Co. Ltd., Class H (Metals & Mining)	2,598,660	1,369,724
China Petroleum & Chemical Corp., Class H (Oil, Gas & Consumable Fuels)	4,700,000	2,187,995
Contemporary Amperex Technology Co. Ltd., Class A (Electrical Equipment)	35,506	3,275,754
Country Garden Services Holdings Co. Ltd. (Real Estate Management & Development)	178,000	1,066,053
East Money Information Co. Ltd., Class A (Capital Markets)	470,118	2,737,348
Ecovacs Robotics Co. Ltd., Class A (Household Durables)	25,968	615,041
ENN Energy Holdings Ltd. (Gas Utilities)	88,000	1,656,725
Flat Glass Group Co. Ltd., Class H (Semiconductors & Semiconductor Equipment) (e)	100,000	507,852
	Shares	Value

China (continued)
Ganfeng Lithium Co. Ltd., Class A (Metals & Mining)	83,994	$ 1,882,612
Hundsun Technologies, Inc., Class A (Software)	215,770	2,104,090
Jafron Biomedical Co. Ltd., Class A (Health Care Equipment & Supplies)	106,920	894,166
JD.com, Inc., Class A (Internet & Direct Marketing Retail) (a)	108,000	3,795,038
Lenovo Group Ltd. (Technology Hardware, Storage & Peripherals)	2,080,000	2,390,084
Li Ning Co. Ltd. (Textiles, Apparel & Luxury Goods)	286,000	3,130,483
Longfor Group Holdings Ltd. (Real Estate Management & Development)	400,000	1,882,643
LONGi Green Energy Technology Co. Ltd., Class A (Semiconductors & Semiconductor Equipment)	125,600	1,698,749
Meituan (Internet & Direct Marketing Retail) (a)	170,000	4,914,108
NetEase, Inc. (Entertainment)	124,000	2,504,633
Ping An Bank Co. Ltd., Class A (Banks)	639,997	1,654,883
Ping An Insurance Group Co. of China Ltd., Class H (Insurance)	340,000	2,448,333
Postal Savings Bank of China Co. Ltd., Class H (Banks) (f)	4,800,000	3,367,211
Shandong Sinocera Functional Material Co. Ltd., Class A (Chemicals)	180,482	1,205,507
Shanghai Baosight Software Co. Ltd., Class A (Software)	113,874	1,086,863
Shenzhen Inovance Technology Co. Ltd., Class A (Machinery)	148,000	1,593,008
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A (Health Care Equipment & Supplies)	18,964	1,133,077
Silergy Corp. (Semiconductors & Semiconductor Equipment)	18,400	3,324,543
Sunny Optical Technology Group Co. Ltd. (Electronic Equipment, Instruments & Components)	80,000	2,530,025
Tencent Holdings Ltd. (Interactive Media & Services)	214,000	12,536,656
Will Semiconductor Co. Ltd. Shanghai, Class A (Semiconductors & Semiconductor Equipment)	38,006	1,853,205
Wuxi Biologics Cayman, Inc. (Life Sciences Tools & Services) (a)(f)	214,000	2,539,990

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments December 31, 2021† (continued)
	Shares	Value
Common Stocks (continued)
China (continued)
Wuxi Lead Intelligent Equipment Co. Ltd., Class A (Electronic Equipment, Instruments & Components)	175,984	$ 2,053,540
Xinyi Solar Holdings Ltd. (Semiconductors & Semiconductor Equipment)	280,000	474,713
Yantai Jereh Oilfield Services Group Co. Ltd., Class A (Energy Equipment & Services)	249,899	1,568,400
Yunnan Energy New Material Co. Ltd. (Containers & Packaging)	49,916	1,961,130
		106,648,230
Greece 0.0% ‡
FF Group (Textiles, Apparel & Luxury Goods) (a)(b)(c)(d)	19,000	0
Hong Kong 0.0% ‡
China Lumena New Materials Corp. (Chemicals) (a)(b)(c)(d)	6,500	0
Hungary 1.4%
MOL Hungarian Oil & Gas plc (Oil, Gas & Consumable Fuels)	252,000	1,955,958
OTP Bank Nyrt. (Banks) (a)	50,000	2,554,755
		4,510,713
India 13.4%
Asian Paints Ltd. (Chemicals)	38,000	1,729,346
Bajaj Finance Ltd. (Consumer Finance)	29,000	2,722,001
Bharat Petroleum Corp. Ltd. (Oil, Gas & Consumable Fuels)	142,000	736,308
Bharti Airtel Ltd. (Wireless Telecommunication Services) (a)	256,000	2,354,897
Divi's Laboratories Ltd. (Life Sciences Tools & Services)	36,000	2,265,605
GAIL India Ltd. (Gas Utilities)	940,000	1,633,779
Graphite India Ltd. (Electrical Equipment)	36,000	246,479
HDFC Bank Ltd. (Banks)	82,000	1,631,933
ICICI Bank Ltd. (Banks)	490,000	4,878,864
Info Edge India Ltd. (Interactive Media & Services)	21,000	1,575,431
Infosys Ltd. (IT Services)	244,000	6,196,367
JSW Steel Ltd. (Metals & Mining)	380,000	3,353,182
Jubilant Foodworks Ltd. (Hotels, Restaurants & Leisure)	26,000	1,256,041
Motherson Sumi Systems Ltd. (Auto Components)	370,000	1,111,459
	Shares	Value

India (continued)
Piramal Enterprises Ltd. (Diversified Financial Services)	35,000	$ 1,244,847
Reliance Industries Ltd. (Oil, Gas & Consumable Fuels)	140,000	4,460,054
State Bank of India (Banks)	530,000	3,282,927
Tata Consumer Products Ltd. (Food Products)	134,000	1,340,168
		42,019,688
Indonesia 1.1%
Bank Central Asia Tbk. PT (Banks)	7,000,000	3,547,342
Mexico 2.0%
Alsea SAB de CV (Hotels, Restaurants & Leisure) (a)	250,000	463,359
Grupo Aeroportuario del Pacifico SAB de CV, Class B (Transportation Infrastructure)	106,000	1,460,719
Grupo Financiero Banorte SAB de CV, Class O (Banks)	460,000	2,988,411
Ternium SA, Sponsored ADR (Metals & Mining)	29,000	1,262,080
		6,174,569
Peru 0.8%
Credicorp Ltd. (Banks)	5,000	610,350
Southern Copper Corp. (Metals & Mining)	29,000	1,789,590
		2,399,940
Poland 1.5%
Dino Polska SA (Food & Staples Retailing) (a)(f)	28,000	2,552,233
Powszechny Zaklad Ubezpieczen SA (Insurance)	250,000	2,191,667
		4,743,900
Republic of Korea 13.9%
HYBE Co. Ltd. (Entertainment) (a)	2,700	788,664
Kakao Corp. (Interactive Media & Services)	18,000	1,697,712
KB Financial Group, Inc. (Banks)	130,000	5,992,401
Kia Corp. (Automobiles)	58,000	3,981,895
Samsung Biologics Co. Ltd. (Life Sciences Tools & Services) (a)(f)	4,100	3,110,564
Samsung Electronics Co. Ltd. (Technology Hardware, Storage & Peripherals)	218,000	14,311,732
Samsung Engineering Co. Ltd. (Construction & Engineering) (a)	110,000	2,112,709
Samsung SDI Co. Ltd. (Electronic Equipment, Instruments & Components)	5,100	2,793,445

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Candriam Emerging Markets Equity Portfolio

	Shares	Value
Common Stocks (continued)
Republic of Korea (continued)
SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	45,000	$ 4,923,529
SK Square Co. Ltd. (Semiconductors & Semiconductor Equipment) (a)	11,960	668,056
SK Telecom Co. Ltd. (Wireless Telecommunication Services)	32,040	1,559,865
S-Oil Corp. (Oil, Gas & Consumable Fuels)	24,000	1,728,364
		43,668,936
Russia 2.5%
HeadHunter Group plc, ADR (Professional Services)	18,000	919,620
Magnit PJSC (Food & Staples Retailing)	29,000	2,100,402
Polymetal International plc (Metals & Mining)	54,000	958,597
TCS Group Holding plc (Registered), GDR (Banks)	22,000	1,855,040
Yandex NV, Class A (Interactive Media & Services) (a)	33,000	1,996,500
		7,830,159
South Africa 2.6%
Capitec Bank Holdings Ltd. (Banks)	23,000	2,944,173
FirstRand Ltd. (Diversified Financial Services)	440,000	1,678,820
Naspers Ltd., Class N (Internet & Direct Marketing Retail)	16,600	2,575,162
Old Mutual Ltd. (Insurance)	1,120,000	920,740
		8,118,895
Taiwan 15.3%
Accton Technology Corp. (Communications Equipment)	120,000	1,127,850
Alchip Technologies Ltd. (Semiconductors & Semiconductor Equipment)	60,000	2,207,834
ASPEED Technology, Inc. (Semiconductors & Semiconductor Equipment)	25,000	3,212,366
Chailease Holding Co. Ltd. (Diversified Financial Services)	610,000	5,791,509
E.Sun Financial Holding Co. Ltd. (Banks)	2,700,000	2,735,132
Globalwafers Co. Ltd. (Semiconductors & Semiconductor Equipment)	62,000	1,982,517
MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	146,000	6,242,175
Nan Ya Printed Circuit Board Corp. (Electronic Equipment, Instruments & Components)	66,000	1,353,714
	Shares	Value

Taiwan (continued)
Realtek Semiconductor Corp. (Semiconductors & Semiconductor Equipment)	120,000	$ 2,516,211
Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	700,000	15,499,929
United Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	1,640,000	3,831,562
Wiwynn Corp. (Technology Hardware, Storage & Peripherals)	40,000	1,607,302
		48,108,101
Thailand 2.1%
Carabao Group PCL, NVDR (Beverages)	140,000	499,208
Energy Absolute PCL, NVDR (Independent Power and Renewable Electricity Producers)	1,100,000	3,161,241
Kasikornbank PCL, NVDR (Banks)	500,000	2,122,788
Srisawad Corp. PCL, NVDR (Consumer Finance)	520,000	960,355
		6,743,592
United States 0.5%
Globant SA (IT Services) (a)	5,000	1,570,450
Uruguay 0.3%
Dlocal Ltd. (IT Services) (a)	26,000	927,940
Total Common Stocks (Cost $270,426,047)		298,910,650
Preferred Stock 0.8%
Chile 0.8%
Sociedad Quimica y Minera de Chile SA, Sponsored ADR (Chemicals) 0.35%	47,000	2,370,210
Total Preferred Stock (Cost $2,270,247)		2,370,210
Total Investments (Cost $272,696,294)	96.0%	301,280,860
Other Assets, Less Liabilities	4.0	12,603,357
Net Assets	100.0%	$ 313,884,217

†	Percentages indicated are based on Portfolio net assets.
‡	Less than one-tenth of a percent.
(a)	Non-income producing security.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments December 31, 2021† (continued)
(b)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of December 31, 2021, the total market value was $549,302, which represented 0.2% of the Portfolio’s net assets.
(c)	Illiquid security—As of December 31, 2021, the total market value deemed illiquid under procedures approved by the Board of Trustees was $549,302, which represented 0.2% of the Portfolio’s net assets. (Unaudited)
(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(e)	All or a portion of this security was held on loan. As of December 31, 2021, the aggregate market value of securities on loan was $457,062. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $479,946. (See Note 2(J))
(f)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

Abbreviation(s):
ADR—American Depositary Receipt
GDR—Global Depositary Receipt
NVDR—Non-Voting Depositary Receipt
PCL—Provision for Credit Losses

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks
Brazil	$ —	$ 9,632,883	$ —	$ 9,632,883
China	100,679,793	5,419,135	549,302	106,648,230
Hungary	—	4,510,713	—	4,510,713
Indonesia	—	3,547,342	—	3,547,342
Poland	—	4,743,900	—	4,743,900
Republic of Korea	—	43,668,936	—	43,668,936
Russia	5,729,757	2,100,402	—	7,830,159
Taiwan	—	48,108,101	—	48,108,101
Thailand	—	6,743,592	—	6,743,592
All Other Countries	63,476,794	—	—	63,476,794
Total Common Stocks	169,886,344	128,475,004	549,302	298,910,650
Preferred Stock	2,370,210	—	—	2,370,210
Total Investments in Securities	$ 172,256,554	$ 128,475,004	$ 549,302	$ 301,280,860

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Candriam Emerging Markets Equity Portfolio

The table below sets forth the diversification of the Portfolio’s investments by industry.
Industry Diversification
	Value	Percent †
Auto Components	$ 1,111,459	0.4%
Automobiles	8,702,405	2.8
Banks	49,618,580	15.8
Beverages	499,208	0.1
Capital Markets	2,737,348	0.9
Chemicals	5,305,063	1.8
Communications Equipment	1,127,850	0.4
Construction & Engineering	2,112,709	0.7
Construction Materials	9,899	0.0‡
Consumer Finance	3,682,356	1.2
Containers & Packaging	1,961,130	0.6
Diversified Financial Services	8,715,176	2.8
Electrical Equipment	6,185,862	2.0
Electronic Equipment, Instruments & Components	8,730,724	2.8
Energy Equipment & Services	1,568,400	0.5
Entertainment	3,293,297	1.0
Food & Staples Retailing	4,652,635	1.5
Food Products	3,210,756	1.0
Gas Utilities	3,290,504	1.0
Health Care Equipment & Supplies	2,027,243	0.6
Health Care Providers & Services	1,061,798	0.3
Hotels, Restaurants & Leisure	1,719,400	0.5
Household Durables	615,041	0.2
Independent Power and Renewable Electricity Producers	3,161,241	1.0
Insurance	5,560,740	1.8
Interactive Media & Services	17,806,299	5.6
Internet & Direct Marketing Retail	21,936,229	7.0
IT Services	8,694,757	2.8
Life Sciences Tools & Services	7,916,159	2.5
Machinery	3,687,600	1.2
Metals & Mining	10,615,785	3.4
Oil, Gas & Consumable Fuels	15,389,548	4.8
Professional Services	919,620	0.3
Real Estate Management & Development	2,948,696	0.9
Semiconductors & Semiconductor Equipment	48,943,241	15.6
Software	3,190,953	1.1
Specialty Retail	1,082,648	0.3
Technology Hardware, Storage & Peripherals	18,309,118	5.9
Textiles, Apparel & Luxury Goods	3,130,483	1.0
Trading Companies & Distributors	673,419	0.2
Transportation Infrastructure	1,460,719	0.5
Wireless Telecommunication Services	3,914,762	1.2
	Value	Percent †
	301,280,860	96.0
Other Assets, Less Liabilities	12,603,357	4.0
Net Assets	$313,884,217	100.0%

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statement of Assets and Liabilities as of December 31, 2021
Assets
Investment in securities, at value (identified cost $272,696,294) including securities on loan of $457,062	$301,280,860
Cash	12,694,941
Cash denominated in foreign currencies (identified cost $968,923)	970,064
Receivables:
Dividends	614,865
Portfolio shares sold	4,105
Securities lending	3,521
Other assets	5,145
Total assets	315,573,501
Liabilities
Payables:
Foreign capital gains tax (See Note 2)	1,156,517
Manager (See Note 3)	264,788
Portfolio shares redeemed	107,376
Custodian	72,026
Professional fees	43,924
Shareholder communication	22,243
NYLIFE Distributors (See Note 3)	21,587
Trustees	702
Investment securities purchased	121
Total liabilities	1,689,284
Net assets	$313,884,217
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 28,134
Additional paid-in-capital	251,531,773
251,559,907
Total distributable earnings (loss)	62,324,310
Net assets	$313,884,217
Initial Class
Net assets applicable to outstanding shares	$211,647,075
Shares of beneficial interest outstanding	18,973,035
Net asset value per share outstanding	$ 11.16
Service Class
Net assets applicable to outstanding shares	$102,237,142
Shares of beneficial interest outstanding	9,161,375
Net asset value per share outstanding	$ 11.16

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP Candriam Emerging Markets Equity Portfolio

Statement of Operations for the year ended December 31, 2021
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $953,119)	$ 7,443,619
Securities lending	45,924
Dividends-affiliated	82
Total income	7,489,625
Expenses
Manager (See Note 3)	3,471,689
Distribution/Service—Service Class (See Note 3)	284,317
Custodian	264,042
Professional fees	143,044
Shareholder communication	57,488
Trustees	7,718
Miscellaneous	20,221
Total expenses before waiver/reimbursement	4,248,519
Expense waiver/reimbursement from Manager (See Note 3)	(30,108)
Net expenses	4,218,411
Net investment income (loss)	3,271,214
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions(a), (b)	65,011,644
Foreign currency transactions	(535,621)
Net realized gain (loss)	64,476,023
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments(c)	(69,550,357)
Translation of other assets and liabilities in foreign currencies	73,371
Net change in unrealized appreciation (depreciation)	(69,476,986)
Net realized and unrealized gain (loss)	(5,000,963)
Net increase (decrease) in net assets resulting from operations	$ (1,729,749)

(a)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax in the amount of $(93,221).
(b)	Includes transition cost of $134,259.
(c)	Net change in unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $(1,073,742).
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Statements of Changes in Net Assets
for the years ended December 31, 2021 and December 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 3,271,214	$ 2,436,450
Net realized gain (loss)	64,476,023	22,540,454
Net change in unrealized appreciation (depreciation)	(69,476,986)	50,658,697
Net increase (decrease) in net assets resulting from operations	(1,729,749)	75,635,601
Distributions to shareholders:
Initial Class	(2,442,858)	(7,555,963)
Service Class	(918,257)	(3,147,716)
Total distributions to shareholders	(3,361,115)	(10,703,679)
Capital share transactions:
Net proceeds from sales of shares	9,154,592	2,857,868
Net asset value of shares issued to shareholders in reinvestment of distributions	3,361,115	10,703,679
Cost of shares redeemed	(71,923,712)	(100,193,578)
Increase (decrease) in net assets derived from capital share transactions	(59,408,005)	(86,632,031)
Net increase (decrease) in net assets	(64,498,869)	(21,700,109)
Net Assets
Beginning of year	378,383,086	400,083,195
End of year	$313,884,217	$ 378,383,086
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP Candriam Emerging Markets Equity Portfolio

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Initial Class	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 11.51	$ 9.46	$ 7.99	$ 10.22	$ 7.22
Net investment income (loss) (a)	0.12	0.07	0.19	0.12	0.09
Net realized and unrealized gain (loss)	(0.34)	2.30	1.41	(2.21)	3.02
Total from investment operations	(0.22)	2.37	1.60	(2.09)	3.11
Less distributions:
From net investment income	(0.13)	(0.32)	(0.13)	(0.14)	(0.11)
Net asset value at end of year	$ 11.16	$ 11.51	$ 9.46	$ 7.99	$ 10.22
Total investment return (b)	(2.00)%	25.71%	20.08%	(20.55)%	43.12%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.02%	0.79%	2.18%	1.27%	0.94%
Net expenses (c)(d)	1.13%	1.18%	1.17%	1.16%	1.24%
Expenses (before waiver/reimbursement) (c)	1.14%	1.18%	1.17%	1.16%	1.24%
Portfolio turnover rate	63%	123%	121%	135%	149%
Net assets at end of year (in 000's)	$ 211,647	$ 257,933	$ 273,042	$ 371,834	$ 497,861

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The expense ratios presented below show the impact of short sales expense:

Year ended Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
December 31, 2021	1.13%	—
December 31, 2020	1.18%	—
December 31, 2019	1.17%	—
December 31, 2018	1.16%	—
December 31, 2017	1.24%	0.00%(e)

(e)	Less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Service Class	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 11.52	$ 9.45	$ 7.98	$ 10.20	$ 7.21
Net investment income (loss) (a)	0.09	0.05	0.17	0.10	0.07
Net realized and unrealized gain (loss)	(0.35)	2.31	1.40	(2.21)	3.01
Total from investment operations	(0.26)	2.36	1.57	(2.11)	3.08
Less distributions:
From net investment income	(0.10)	(0.29)	(0.10)	(0.11)	(0.09)
Net asset value at end of year	$ 11.16	$ 11.52	$ 9.45	$ 7.98	$ 10.20
Total investment return (b)	(2.25)%	25.40%	19.78%	(20.74)%	42.77%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.78%	0.57%	2.00%	1.07%	0.73%
Net expenses (c)(d)	1.38%	1.43%	1.42%	1.41%	1.49%
Expenses (before waiver/reimbursement) (c)	1.39%	1.43%	1.42%	1.41%	1.49%
Portfolio turnover rate	63%	123%	121%	135%	149%
Net assets at end of year (in 000's)	$ 102,237	$ 120,450	$ 127,042	$ 131,498	$ 208,590

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The expense ratios presented below show the impact of short sales expense:

Year ended Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
December 31, 2021	1.38%	—
December 31, 2020	1.43%	—
December 31, 2019	1.42%	—
December 31, 2018	1.41%	—
December 31, 2017	1.49%	0.00%(e)

(e)	Less than 0.01%.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay VP Candriam Emerging Markets Equity Portfolio

Notes to Financial Statements
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Candriam Emerging Markets Equity Portfolio (formerly known as MainStay VP Emerging Markets Equity Portfolio) (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio (formerly known as MainStay VP Moderate Growth Allocation Portfolio) and MainStay VP Equity Allocation Portfolio (formerly known as MainStay VP Growth Allocation Portfolio), which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	February 17, 2012
Service Class	February 17, 2012
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek long-term capital appreciation.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
The Board of Trustees of the Fund (the "Board") adopted procedures establishing methodologies for the valuation of the Portfolio's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the

21

Notes to Financial Statements (continued)
asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2021, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio's valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. Securities that were fair valued in such a manner as of December 31, 2021, are shown in the Portfolio of Investments.
Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Portfolio as of December 31, 2021 were fair valued in such a manner.

22	MainStay VP Candriam Emerging Markets Equity Portfolio

If the principal market of certain foreign equity securities is closed in observance of a local foreign holiday, these securities are valued using the last closing price of regular trading on the relevant exchange and fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board. These securities are generally categorized as Level 2 in the hierarchy. Securities that were fair valued in such a manner as of December 31, 2021, are shown in the Portfolio of Investments.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
A portfolio investment may be classified as an illiquid investment under the Portfolio's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Portfolio. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Portfolio's investments was determined as of December 31, 2021, and can change at any time. Illiquid investments as of December 31, 2021, are shown in the Portfolio of Investments.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income. The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method.
23

Notes to Financial Statements (continued)
Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(F) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Foreign Currency Transactions. The Portfolio's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio's books, and the U.S.
dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(I) Securities Sold Short.  The Portfolio may engage in sales of securities it does not own ("short sales") as part of its investment strategies. When the Portfolio enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Broker fees and other expenses related to securities sold short are disclosed in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities. For the year ended December 31, 2021, the Portfolio did not enter into any securities sold short.
(J) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to

24	MainStay VP Candriam Emerging Markets Equity Portfolio

receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of December 31, 2021, are shown in the Portfolio of Investments.
Prior to February 22, 2021, these services were provided by State Street Bank and Trust Company (“State Street”).
(K) Foreign Securities Risk.  The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. For example, the Portfolio has significant investments in the Asia-Pacific region. The development and stability of the Asia-Pacific region can be adversely affected by, among other regional and global developments, trade barriers, exchange controls and other measures imposed or negotiated by the countries with which they trade. Some Asia-Pacific countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles and less liquid markets than developed countries.
(L) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. During a portion of the year ended December 31, 2021, the Portfolio reimbursed
New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC (“MacKay Shields” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, served as a Subadvisor to the Portfolio, pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields. Candriam Belgium (“Candriam Belgium” or “Subadvisor,” and, together with MacKay Shields, the “Subadvisors”), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as a Subadvisor to the Portfolio, pursuant to the terms of an Amended and Restated Subadvisory Agreement between New York Life Investments and Candriam Belgium. Effective May 1, 2021, Candriam Belgium became the Portfolio's sole subadvisor. Candriam Belgium is responsible for the day-to-day portfolio management of the Portfolio. New York Life Investments pays for the services of the Subadvisors.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 1.00% up to $1 billion; and 0.975% in excess of $1 billion. During the year ended December 31, 2021, the effective management fee rate was 1.00%.
During the year ended December 31, 2021, New York Life Investments earned fees from the Portfolio in the amount of $3,471,689 and voluntarily waived fees and/or reimbursed expenses in the amount of $30,108 and paid MacKay Shields and Candriam Belgium fees of $287,543 and $1,449,402, respectively.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Prior to February 22, 2021, these services were provided by State Street.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and
25

Notes to Financial Statements (continued)
administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
(C) Investments in Affiliates (in 000’s).  During the year ended December 31, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 2,098	$ 39,589	$ (41,687)	$ —	$ —	$ —	$ —(a)	$ —	—

(a)	Less than $500.

Note 4-Federal Income Tax
As of December 31, 2021, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$274,418,729	$48,487,742	$(21,625,611)	$26,862,131
As of December 31, 2021, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Accumulated Capital and Other Gain (Loss)	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$2,204,409	$34,414,876	$25,705,025	$62,324,310
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and Passive Foreign Investment Company (“PFIC”) adjustments.
The Portfolio utilized $26,536,664 of capital loss carryforwards during the year ended December 31, 2021.
During the years ended December 31, 2021 and December 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2021	2020
Distributions paid from:
Ordinary Income	$3,361,115	$10,703,679
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Prior to February 22, 2021, these services were provided by State Street. The services provided by State Street were a direct expense of the Portfolio and are included in the Statement of Operations as Custodian fees which totaled $53,180 for the period January 1, 2021 through February 21, 2021.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate ("LIBOR"), whichever is higher. The Credit Agreement expires on July 26, 2022, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December

26	MainStay VP Candriam Emerging Markets Equity Portfolio

31, 2021, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2021, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended December 31, 2021, purchases and sales of securities, other than short-term securities, were $210,907 and $263,312, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended December 31, 2021 and December 31, 2020, were as follows:
Initial Class	Shares	Amount
Year ended December 31, 2021:
Shares sold	315,010	$ 3,698,083
Shares issued to shareholders in reinvestment of distributions	214,431	2,442,858
Shares redeemed	(3,958,545)	(49,469,268)
Net increase (decrease)	(3,429,104)	$(43,328,327)
Year ended December 31, 2020:
Shares sold	162,798	$ 1,486,705
Shares issued to shareholders in reinvestment of distributions	768,171	7,555,963
Shares redeemed	(7,404,710)	(67,849,037)
Net increase (decrease)	(6,473,741)	$(58,806,369)

Service Class	Shares	Amount
Year ended December 31, 2021:
Shares sold	467,105	$ 5,456,509
Shares issued to shareholders in reinvestment of distributions	80,524	918,257
Shares redeemed	(1,844,742)	(22,454,444)
Net increase (decrease)	(1,297,113)	$(16,079,678)
Year ended December 31, 2020:
Shares sold	164,132	$ 1,371,163
Shares issued to shareholders in reinvestment of distributions	319,740	3,147,716
Shares redeemed	(3,463,232)	(32,344,541)
Net increase (decrease)	(2,979,360)	$(27,825,662)
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2021, events and transactions subsequent to December 31, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
27

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MainStay VP Funds Trust and Shareholders of
MainStay VP Candriam Emerging Markets Equity Portfolio (formerly known as MainStay VP Emerging Markets Equity Portfolio)
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Candriam Emerging Markets Equity Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and broker; when replies were not received from broker, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
February 24, 2022
We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.
28	MainStay VP Candriam Emerging Markets Equity Portfolio

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay VP Candriam Emerging Markets Equity Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Candriam Belgium S.A. (“Candriam Belgium”) with respect to the Portfolio (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 8–9, 2021 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and Candriam Belgium in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2021 through December 2021, including information and materials furnished by New York Life Investments and Candriam Belgium in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or Candriam Belgium that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Portfolio and investment-related matters for the Portfolio as well as presentations from New York Life Investments and Candriam Belgium personnel. In addition, the Board took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2021 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by the applicable share classes of the Portfolio, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and Candriam Belgium; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and Candriam Belgium; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Candriam Belgium with respect to their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and Candriam Belgium. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life

29

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
Investments and Candriam Belgium resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to investors and that the Portfolio’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 8–9, 2021 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and Candriam Belgium
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of Candriam Belgium, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of Candriam Belgium and ongoing analysis of, and interactions with, Candriam Belgium with respect to, among other things, the Portfolio’s investment performance and risks as well as Candriam Belgium’s investment capabilities and subadvisory services with respect to the Portfolio.
The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Portfolio. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that Candriam Belgium provides to the Portfolio and considered the terms of each of the Advisory Agreements. The Board evaluated Candriam Belgium’s experience and performance in serving as subadvisor to the Portfolio and advising other portfolios and Candriam Belgium’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Candriam Belgium and New York Life Investments’ and Candriam Belgium’s overall resources, legal and compliance environment, capabilities, reputation and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and Candriam Belgium and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board reviewed Candriam Belgium’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the qualifications and experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and Candriam Belgium regarding the operations of their respective business continuity plans in response to the ongoing COVID-19 pandemic, including the remote working environment.
Based on these considerations, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year. These reports

30	MainStay VP Candriam Emerging Markets Equity Portfolio

include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio’s benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Portfolio as compared to peer funds.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance attributable to Candriam Belgium as well as discussions between the Portfolio’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Candriam Belgium had taken, or had agreed to take, to seek to enhance Portfolio investment performance and the results of those actions.
Based on these considerations, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits Realized, by New York Life Investments and Candriam Belgium
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including Candriam Belgium, due to their relationships with the Portfolio. Because Candriam Belgium is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and Candriam Belgium in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and Candriam Belgium and profits realized by New York Life Investments and its affiliates, including Candriam Belgium, the Board considered, among other factors, New York Life Investments’ and its affiliates’ continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio. The Board also considered the financial resources of New York Life Investments and Candriam Belgium and acknowledged that New York Life Investments and Candriam Belgium must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and Candriam Belgium to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.
The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New
31

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including Candriam Belgium, due to their relationships with the Portfolio were not excessive.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fees paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fee paid to Candriam Belgium is paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Candriam Belgium on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and those of the similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints and voluntary waivers on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.
Based on the factors outlined above, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Portfolio’s expense structure permits economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

32	MainStay VP Candriam Emerging Markets Equity Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
33

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Portfolio are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolio. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a
Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Nolan reached the age of 75 during the calendar year 2021. Accordingly, Mr. Nolan retired at the end of calendar year 2021, at which time, Ms. Hammond became a Trustee of the Portfolio. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Yie-Hsin Hung* 1962	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010	78	MainStay Funds: Trustee since 2017 (12 Funds);
MainStay Funds Trust: Trustee since 2017 (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2017;
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee
since March 2021; and
Turtle Beach Corporation: Director since April 2021
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
34	MainStay VP Candriam Emerging Markets Equity Portfolio

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021;VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Committee since 2018
Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007***	President, Strategic Management Advisors LLC since 1990	78	MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 Funds); MainStay Funds Trust: Chairman since 2017 and Trustee since 1990 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay Funds: Trustee since 2006 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Richard H. Nolan, Jr.**** 1946	MainStay VP Funds Trust: Trustee since 2006***	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay Funds: Trustee since 2007 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Independent Trustees
35

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (12 Funds);
MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Trustee since 2018, Chair of the Special Committee since 2019; and
Rhode Island School of Design: Trustee and Chair of the Finance Committee since 2015

Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC since 2018; President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds); MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Allstate Corporation: Director since 2015;
Partners in Health:Trustee since 2019 and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay Funds: Trustee since 1994 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund; Trustee since June 2021
**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
****	Pursuant to the Board's retirement policy, Mr. Nolan retired from the Board effective December 31, 2021.
Independent Trustees
36	MainStay VP Candriam Emerging Markets Equity Portfolio

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay VP Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since January 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust since 2017** and MainStay CBRE Global Infrastructure Megatrends Fund since 2021; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust since 2007**	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds Trust since 2009, MainStay Funds since 2007 and MainStay CBRE Global Infrastructure Megatrends Fund since 2021; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay VP Funds Trust since 2021, and 2014 to 2020	Vice President and Chief Compliance Officer, New York Life Investments Alternatives LLC and New York Life Investment Management Holdings LLC (since 2020); Vice President (since 2018) and Chief Compliance Officer (since 2016), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, IndexIQ Advisors LLC, IndexIQ Holdings Inc., IndexIQ LLC and IndexIQ Trust (since 2017); Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay Funds, MainStay Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2021 and 2014 to 2020); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust since 2010**	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds and MainStay Funds Trust since 2010 and MainStay CBRE Global Infrastructure Megatrends Fund since 2021
Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust since 2005**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds Trust since 2009 and MainStay Funds since 2005 and MainStay CBRE Global Infrastructure Megatrends Fund since 2021
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
37

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP MacKay S&P 500 Index Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP T. Rowe Price Equity Income Portfolio1
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Brown Advisory LLC
Baltimore, Maryland
Candriam Belgium S.A.*
Brussels, Belgium
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Capital Management LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
T. Rowe Price Associates, Inc.
Baltimore, Maryland
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
Effective on or about May 1, 2022, the MainStay VP T. Rowe Price Equity Income Portfolio will be renamed the MainStay VP American Century Sustainable Equity Portfolio.
Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC
Not part of the Annual Report

2021 Annual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2022 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
1802528	MSVPEME11-02/22
(NYLIAC) NI516

MainStay VP IQ Hedge Multi-Strategy Portfolio

Message from the President and Annual Report
December 31, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
The COVID-19 pandemic and inflation drove market performance during the 12-month reporting period ended December 31, 2021. Against all expectations, the pandemic remained a persistent force worldwide, with widespread outbreaks of highly transmissible variants disrupting life in many locations despite the widespread availability of effective vaccines. Supported by government stimulus and accommodative monetary policies, most global economies expanded, exceeding pre-pandemic levels. However, the pandemic continued to claim lives, and the recovery proved uneven, with some industries struggling in the face of labor shortages, supply-chain bottlenecks and sharply rising commodity prices.
Spurred by economic growth and rising inflationary pressures, positive investor sentiment buoyed stock markets while bond markets lagged. In the United States, the S&P 500® Index, a widely regarded benchmark of market performance, produced strong gains led by energy and real estate, followed by information technology and financials. Materials and consumer staples lagged the Index by a small margin, while health care and industrials trailed further behind. The traditionally defensive utilities and consumer staples sectors underperformed by a greater margin, with both sectors challenged by rising commodity prices, with communication services as the only sector to generate negative returns. Small- and mid-cap stocks, which outperformed for much of the reporting period, lost ground to large-cap stocks in the closing months of 2021 as risk appetites diminished and trailed for the year as a whole. Similarly, value stocks outperformed growth-oriented shares during the first half of the year, then fell behind in November and December. In developed international equity markets, the U.K. and Eurozone led Asia, while, overall, the international market lagged its U.S. counterpart, particularly during the second half of the reporting period. Emerging market equities suffered broad losses, though returns varied widely from country to country with some, such as India, producing solidly positive returns while others, most notably China, experiencing punishing declines.
U.S. and international bond markets produced mixed performance, buffeted by rising interest rates while supported by accommodative monetary policies and strong corporate financial results. Expectations for a quick economic recovery in early 2021 drove rising yields and a steep selloff in traditional safe havens, such as government bonds. A partial recovery in the summer of 2021 was followed by another dip in the fall, prompted by signals from central banks of their intention to soon withdraw monetary accommodation as a first step toward raising rates in an effort to combat rising inflation. Increasingly hawkish rhetoric from the U.S. Federal Reserve in November and December further pressured the fixed-income asset class. Corporate bonds fared relatively well given the positive corporate earnings environment and historically low default rates, with lower-rated issues significantly outperforming investment-grade credits. Emerging market corporate bonds came under pressure late in the reporting period due to slowing Chinese economic growth associated with a government regulatory crackdown and heightened concerns regarding a debt crisis in the Chinese real estate sector.
Today, the pandemic remains deeply felt in the economy and our personal lives. Yet, at the same time, post-pandemic trends are beginning to play an increasing role in the financial markets. As a MainStay VP investor, you can rely on us to manage our portfolios with a careful eye on the ever-changing investment landscape and provide you with disciplined investment tools to help you reach your financial goals. Thank you for your continued trust, which we strive to earn every day.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information, which includes information about MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended December 31, 2021
Class	Inception Date[1]	One Year	Five Years	Since Inception	Gross Expense Ratio[2]
Initial Class Shares	5/1/2013	-0.58%	1.09%	-0.54%	1.26%
Service Class Shares	5/1/2013	-0.83	0.84	-0.75	1.51

1.	Effective November 30, 2018, the Portfolio’s predecessor fund, MainStay VP Absolute Return Multi-Strategy Portfolio (the “VP ARMS Portfolio”), was reorganized into the Portfolio. The Portfolio assumed the VP ARMS Portfolio’s historical performance and accounting information. Therefore, the performance information prior to November 30, 2018, shown in this report is that of the VP ARMS Portfolio, which had a different investment objective and different principal investment strategies and subadvisors. Past performance may have been different if the Portfolio’s current subadvisor, investment objective or principal investment strategies had been in place during the periods.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	One Year	Five Years	Since Inception
S&P Balanced Equity and Bond Conservative Index[1]	4.21%	7.38%	5.84%
HFRI Fund of Funds Composite Index[2]	6.53	5.78	4.26
IQ Hedge Multi-Strategy Index[3]	0.13	3.87	3.23
Morningstar Multistrategy Category Average[4]	6.72	3.25	2.71

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
1.	The Portfolio has selected the S&P Balanced Equity and Bond Conservative Index as its primary benchmark. The S&P Balanced Equity and Bond Conservative Index consists of a position in the S&P 500 Total Return Index (25%) and a position in the S&P U.S. Treasury Bond 7-10 Year Index (75%). Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The Portfolio has selected the HFRI Fund of Funds Composite Index as its secondary benchmark. The HFRI Fund of Funds Composite Index is an equally weighted hedge fund index including over 650 domestic and off-shore fund of funds. The index is rebalanced monthly with performance updates three times per month. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The IQ Hedge Multi-Strategy Index seeks to replicate the risk-adjusted return characteristics of the collective hedge funds using various hedge fund investment styles, including long/short equity, global macro, market neutral, event-driven, fixed income arbitrage and emerging markets.
4.	The Morningstar Multistrategy Category Average is representative of funds that have a majority of their assets exposed to alternative strategies. Funds in this category include both funds with static allocations to alternative strategies and funds tactically allocating among alternative strategies and asset classes. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP IQ Hedge Multi-Strategy Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2021 to December 31, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2021 to December 31, 2021. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended
December 31, 2021. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 7/1/21	Ending Account Value (Based on Actual Returns and Expenses) 12/31/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$982.50	$3.50	$1,021.68	$3.57	0.70%
Service Class Shares	$1,000.00	$981.30	$4.74	$1,020.42	$4.84	0.95%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP IQ Hedge Multi-Strategy Portfolio

Portfolio Composition as of December 31, 2021 (Unaudited)
Unaffiliated Investment Companies (a)	25.6%
Bank Loan Funds	19.5
Investment Grade Corporate Bond Funds	18.1
U.S. Medium Term Treasury Bond Funds	11.8
Convertible Bond Funds	8.2
Affiliated Investment Company	6.8
High Yield Corporate Bond Funds	5.0
Mortgage–Backed Security Funds	4.9
Europe Equity Funds	4.7
Gold Funds	2.8
Floating Rate—Investment Grade Funds	2.6
U.S. Small Cap Growth Funds	2.4
U.S. Large Cap Core Funds	1.8
Silver Funds	1.8
U.S. Dollar Fund	1.6
Japan Equity Fund	1.4
Emerging Bonds—Local Currency Funds	1.0
Municipal Bond Fund	1.0%
BRIC Equity Funds	0.9
Emerging Small Cap Equity Fund	0.7
International Small Cap Equity Funds	0.7
U.S. Large Cap Growth Funds	0.6
International Equity Core Funds	0.5
International Large Cap Growth Fund	0.5
U.S. Preferred Funds	0.2
U.S. Large Cap Value Funds	0.2
Volatility	0.2
Emerging Equity Funds	0.1
U.S. Small Cap Value Funds	0.1
Broad Funds	0.0‡
Other Assets, Less Liabilities	–25.7
100.0%
‡    Less than one-tenth of percent.
(a)    Represents a security purchased with cash collateral received for securities on loan.
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of December 31, 2021 (excluding short-term investments) (Unaudited)
1.	Vanguard Short-Term Corporate Bond ETF
2.	SPDR Blackstone Senior Loan ETF
3.	Invesco Senior Loan ETF
4.	SPDR Bloomberg Convertible Securities ETF
5.	IQ Ultra Short Duration ETF
6.	iShares 3-7 Year Treasury Bond ETF
7.	Vanguard Intermediate-Term Treasury ETF
8.	Vanguard FTSE Europe ETF
9.	SPDR Portfolio Short Term Corporate Bond ETF
10.	iShares MBS ETF

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Greg Barrato and James Harrison of IndexIQ Advisors LLC, the Portfolio’s Subadvisor.
How did MainStay VP IQ Hedge Multi-Strategy Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2021?
For the 12 months ended December 31, 2021, MainStay VP IQ Hedge Multi-Strategy Portfolio returned −0.58% for Initial Class shares and −0.83% for Service Class shares. Over the same period, both share classes underperformed the 4.21% return for the S&P Balanced Equity and Bond Conservative Index, which is the Portfolio’s primary benchmark, and the 6.53% return for the HFRI Fund of Funds Composite Index, which is the Portfolio’s secondary benchmark. For the 12 months ended December 31, 2021, both share classes also underperformed the 0.13% return of the IQ Hedge Multi-Strategy Index (“Underlying Index”) and the 6.72% return of the Morningstar Multialternative Category Average.1
What factors affected the Portfolio’s relative performance during the reporting period?
The Portfolio’s average asset allocation over the reporting period was 77.3% in fixed-income securities, 18.14% in equities and the remainder in commodities, currencies, volatility and real estate. Although the portfolio’s asset allocation mix was similar to the S&P Balanced Equity and Bond Conservative Index, which allocates 75% to U.S. Treasury bonds and 25% to U.S. equities, the Portfolio was more exposed to credit-related bonds and shorter-duration instruments in its fixed-income holdings and additional geographic risk in its equity holdings, which included international and emerging-market equities that underperformed the U.S. equity market.
During the reporting period, were there any market events that materially impacted the Portfolio’s performance or liquidity?
Inflation increased dramatically in 2021, from 1.4% at the beginning of the year to 6.8% in November – on track to be the largest 12-month increase since June 1982. While the increase was initially deemed by the Fed to be transitory, supply constraints resulting from labor shortage and excess demand turned out to be more impactful and persistent than expected. The economy made progress in its recovery from the impact of pandemic-related shutdowns, supported by increased vaccination and booster shots. However, the spread of the Delta and Omicron variants slowed the recovery process and weighed on the stock market.
During the reporting period, were there any liquidity events that materially impacted the Portfolio’s performance?
The COVID-19 pandemic remained the most significant factor impacting the global economy during the reporting period, and negatively affected the Portfolio’s performance. During the reporting period, the Portfolio’s long position in equities provided positive returns, while its long position in bonds and its short position in real estate became headwinds, detracting from returns. Broadly speaking, the markets were in expansion mode for much of 2021. However, the strength in the largest companies masked underlying cross currents that saw less robust performance in value stocks and small-cap issues, which were hit hard by the increasing spread of the Delta and Omicron variants of COVID-19.
In response to a rapid increase in inflation that proved to be more enduring than originally anticipated, the U.S. Federal Reserve (the “Fed”) announced plans to reduce monetary stimulus. In December 2021, the Fed signaled that short-term interest rates could increase as early as 2022 and that they would start to reduce monthly bond purchases. Purchases were projected to initially drop from $120 billion to $105 billion. Expansionary/inflationary fiscal policy coupled with increasingly hawkish monetary policy provided a headwind for bond performance in 2021.
During the reporting period, how did the Portfolio’s performance correlate with traditional equity and fixed-income indices?
The Portfolio maintained a higher correlation to traditional equity indices and a lower correlation to investment-grade fixed income indices. The Portfolio’s correlation to the S&P 500® Index2 was 75.5%. The Portfolio’s correlation to the Bloomberg Barclays U.S. Aggregate Bond Index3 was 14.4%.

1.	See page 5 for more information on benchmark and peer group returns.
2.	“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage passthroughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
8	MainStay VP IQ Hedge Multi-Strategy Portfolio

During the reporting period, how did the Portfolio’s volatility compare to that of traditional fixed-income indices?
During the reporting period, the annualized daily volatility of the Portfolio was 4.54%, compared to a volatility of 3.52% for the Bloomberg Barclays U.S. Aggregate Bond Index.
During the reporting period, how did the Portfolio use derivatives and how was the Portfolio’s performance materially affected by investments in derivatives?
The Portfolio seeks to track, before fees and expenses, the performance of its Underlying Index, the IQ Hedge Multi-Strategy Index. The Underlying Index is comprised solely ETFs and attempts to replicate the risk-adjusted return characteristics of multiple hedge fund strategies using a long/short investment style. The Portfolio uses total return swaps to replicate that long/short exposure. Derivatives were not used to gain leverage beyond that of the Underlying Index; rather, they were used exclusively to enable the Portfolio to track its Underlying Index.
How did you allocate the Portfolio’s assets among each of the strategies during the reporting period and why?
The Portfolio’s allocations are driven by the weightings of the component securities in the Underlying Index, which uses quantitative models to determine the weights across the various hedge fund investment styles represented in the Underlying Index, as well as the weights of the assets within these styles. Given the rules-based nature of the process, there is no subjectivity involved in the allocation decision process.
How did the tactical allocation among the hedge fund investment styles affect the Portfolio’s performance during the reporting period?
The Portfolio allocates its assets among six underlying hedge fund investment styles: emerging markets, market neutral, long/short equity, event-driven, fixed-income arbitrage and global macro. During the reporting period, the Portfolio maintained gross exposure ranging from 100% to 120%, due to periodic short allocations to long/short, event-driven and global macro strategies for several months.
The aggregate performance of the weighted Underlying Index versus an equal-weighted allocation of the same investment styles indicates that the Portfolio experienced a negative allocation effect attributable to weighting changes during the reporting period, particularly in event-driven strategies that saw a massive selloff followed by an almost equally sharp recovery. The Portfolio’s ability to replicate broad hedge funds added value, as measured by the difference between the equal weighted strategy index and the equal weighted hedge fund strategy indexes.
During the reporting period, how did each investment style either contribute to or detract from the Portfolio’s absolute performance?
During the reporting period, the event-driven investment style provided the strongest positive contribution to the Portfolio's absolute performance for the full year. (Contributions take weightings and total returns into account.) This was closely followed by the global macro style. The Portfolio’s market neutral, fixed-income arbitrage and emerging-market investment styles each made small negative contributions to returns.
How did the Portfolio’s investment style weightings change during the reporting period?
The Portfolio’s allocation to its event-driven investment style increased from 5.31% in the beginning of the reporting period to its maximum weight of 33.33% in April 2021, and stayed at 33.33% through the remainder of reporting period. The Portfolio’s allocation to its long/short investment style remained relatively small, at 8.59% in the first quarter of the year, decreasing to approximately 4.62% in the second quarter, and finally hovering above 4.50% until the end of the year. The Portfolio’s allocation to the fixed-income arbitrage investment style was relatively high in the first quarter at 17.13%. After a dramatic decrease in the second and third quarters, it reversed back to 28.17% at year end. The Portfolio’s allocation to its market neutral investment style steadily decreased from 31.46% at the beginning of the year to −2.96% by the end of the year. The Portfolio’s allocation to its emerging-market strategy decreased gradually from 28.36% in the first quarter, to 20.36% in the second and third quarter before dropping to 7.30% at year end. The Portfolio’s allocation to its global macro investment style increased in the first half of the year, remaining above 25.22% in the second half of the year.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
9

Portfolio of Investments December 31, 2021†
	Shares	Value
Exchange-Traded Funds 93.2%
Bonds 78.4%
Affiliated Investment Company 6.3%
IQ Ultra Short Duration ETF (a)	487,453	$ 23,656,094
Bank Loan Funds 19.5%
Invesco Senior Loan ETF (b)	1,456,022	32,178,086
SPDR Blackstone Senior Loan ETF	887,883	40,514,101
		72,692,187
Convertible Bond Funds 8.2%
iShares Convertible Bond ETF	64,331	5,737,039
SPDR Bloomberg Convertible Securities ETF	300,212	24,905,587
		30,642,626
Emerging Bonds—Local Currency Funds 1.0%
SPDR Bloomberg Emerging Markets Local Bond ETF (b)	39,381	962,471
VanEck J.P. Morgan EM Local Currency Bond ETF	92,303	2,639,866
		3,602,337
Floating Rate—Investment Grade Funds 2.6%
iShares Floating Rate Bond ETF	141,221	7,164,142
SPDR Bloomberg Investment Grade Floating Rate ETF	79,387	2,428,448
		9,592,590
High Yield Corporate Bond Funds 5.0%
iShares 0-5 Year High Yield Corporate Bond ETF (b)	82,166	3,722,120
iShares iBoxx High Yield Corporate Bond ETF (b)	75,188	6,542,108
SPDR Bloomberg High Yield Bond ETF (b)	29,317	3,182,947
SPDR Bloomberg Short Term High Yield Bond ETF	115,372	3,132,350
Xtrackers USD High Yield Corporate Bond ETF (b)	57,210	2,279,246
		18,858,771
Investment Grade Corporate Bond Funds 18.1%
SPDR Portfolio Short Term Corporate Bond ETF	346,472	10,730,238
Vanguard Short-Term Corporate Bond ETF (b)	701,997	57,044,276
		67,774,514
Mortgage-Backed Security Funds 4.9%
iShares MBS ETF	96,404	10,356,682
	Shares	Value

Mortgage-Backed Security Funds (continued)
SPDR Portfolio Mortgage-Backed Bond ETF (b)	66,670	$ 1,692,085
Vanguard Mortgage-Backed Securities ETF	116,067	6,132,980
		18,181,747
Municipal Bond Fund 1.0%
VanEck High Yield Muni ETF (b)	58,385	3,644,976
U.S. Medium Term Treasury Bond Funds 11.8%
iShares 3-7 Year Treasury Bond ETF	157,993	20,328,959
Schwab Intermediate-Term U.S. Treasury ETF	114,116	6,406,472
Vanguard Intermediate-Term Treasury ETF	262,897	17,474,764
		44,210,195
Total Bonds (Cost $294,286,679)		292,856,037
Equities 14.8%
BRIC Equity Funds 0.9%
iShares MSCI China ETF	41,091	2,579,282
SPDR S&P China ETF	6,673	688,987
		3,268,269
Emerging Equity Funds 0.1%
iShares Core MSCI Emerging Markets ETF	3,045	182,274
Vanguard FTSE Emerging Markets ETF (b)	3,823	189,085
		371,359
Emerging Small Cap Equity Fund 0.7%
SPDR S&P Emerging Markets SmallCap ETF (b)	43,429	2,575,774
Europe Equity Funds 4.7%
iShares Core MSCI Europe ETF (b)	60,138	3,497,626
Vanguard FTSE Europe ETF (b)	207,704	14,173,721
		17,671,347
International Equity Core Funds 0.5%
iShares Core MSCI EAFE ETF	11,097	828,280
Vanguard FTSE Developed Markets ETF	16,841	859,902
		1,688,182
International Large Cap Growth Fund 0.5%
iShares MSCI EAFE Growth ETF (b)	17,825	1,965,919

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP IQ Hedge Multi-Strategy Portfolio

	Shares	Value
Equities (continued)
International Small Cap Equity Funds 0.7%
Schwab International Small-Cap Equity ETF (b)	19,085	$ 781,149
Vanguard FTSE All World ex-US Small-Cap ETF (b)	15,140	2,028,154
		2,809,303
Japan Equity Fund 1.4%
iShares MSCI Japan ETF	78,776	5,274,841
U.S. Large Cap Core Funds 1.8%
Energy Select Sector SPDR Fund	46,863	2,600,896
Financial Select Sector SPDR Fund	63,533	2,480,964
Health Care Select Sector SPDR Fund (b)	950	133,845
Vanguard Energy ETF	7,637	592,708
Vanguard Financials ETF (b)	6,894	665,754
Vanguard Health Care ETF	509	135,608
		6,609,775
U.S. Large Cap Growth Funds 0.6%
Schwab U.S. Large-Cap Growth ETF (b)	1,976	323,570
Vanguard Growth ETF	5,154	1,653,918
Vanguard Mega Cap Growth ETF (b)	988	257,631
Vanguard Russell 1000 Growth ETF (b)	1,920	150,797
		2,385,916
U.S. Large Cap Value Funds 0.2%
iShares Core S&P U.S. Value ETF	993	75,806
Schwab U.S. Large-Cap Value ETF (b)	923	67,582
SPDR Portfolio S&P 500 Value ETF	2,105	88,410
Vanguard Russell 1000 Value	639	47,120
Vanguard Value ETF	4,076	599,620
		878,538
U.S. Preferred Funds 0.2%
Invesco Preferred ETF (b)	14,611	219,165
iShares Preferred & Income Securities ETF (b)	15,078	594,526
		813,691
U.S. Small Cap Growth Funds 2.4%
iShares Russell 2000 Growth ETF (b)	10,347	3,032,188
iShares S&P Small-Cap 600 Growth ETF (b)	11,728	1,627,846
Vanguard Small-Cap Growth ETF (b)	14,783	4,165,702
		8,825,736
U.S. Small Cap Value Funds 0.1%
iShares Russell 2000 Value ETF (b)	438	72,730
	Shares	Value

U.S. Small Cap Value Funds (continued)
iShares S&P Small-Cap 600 Value ETF	388	$ 40,542
Vanguard Small-Cap Value ETF	680	121,618
		234,890
Total Equities (Cost $55,591,419)		55,373,540
Total Exchange-Traded Funds (Cost $349,878,098)		348,229,577
Exchange-Traded Note 0.2%
Volatility 0.2%
Volatility 0.2%
iPath Series B S&P 500 VIX Short-Term Futures ETN (b)(c)	36,581	677,846
Total Volatility (Cost $968,605)		677,846
Total Exchange-Traded Note (Cost $968,605)		677,846
Exchange-Traded Vehicles 6.2%
Commodities 4.6%
Broad Funds 0.0% ‡
FlexShares Global Upstream Natural Resources Index Fund	4,241	167,477
SPDR S&P Global Natural Resources ETF	1,208	65,184
		232,661
Gold Funds 2.8%
Aberdeen Standard Physical Gold Shares ETF (c)	38,643	678,571
Graniteshares Gold Trust (c)	13,945	253,102
iShares Gold Trust (c)	235,149	8,185,537
SPDR Gold MiniShares Trust (b)(c)	66,925	1,216,696
		10,333,906
Silver Funds 1.8%
Aberdeen Standard Physical Silver Shares ETF (c)	21,614	484,154
iShares Silver Trust (c)	290,260	6,243,492
		6,727,646
Total Commodities (Cost $17,720,181)		17,294,213
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments December 31, 2021† (continued)
	Shares	Value
Currency 1.6%
U.S. Dollar Fund 1.6%
Invesco DB U.S. Dollar Index Bullish Fund (b)	232,718	$ 5,964,562
Total Currency (Cost $5,761,189)		5,964,562
Total Exchange-Traded Vehicles (Cost $23,481,370)		23,258,775

Short-Term Investments 26.1%
Affiliated Investment Company 0.5%
MainStay U.S. Government Liquidity Fund, 0.01%, (d)	1,744,326	1,744,326
Unaffiliated Investment Companies 25.6%
BlackRock Liquidity FedFund, 0.03%, (d)(e)	30,000,000	30,000,000
HSBC U.S. Government Money Market Fund, 0.02%, (d)(e)	24,000,000	24,000,000
Wells Fargo Government Money Market Fund, 0.10%, (d)(e)	41,763,438	41,763,438
Total Unaffiliated Investment Companies (Cost $95,763,438)		95,763,438
Total Short-Term Investments (Cost $97,507,764)		97,507,764
Total Investments (Cost $471,835,837)	125.7%	469,673,962
Other Assets, Less Liabilities	(25.7)	(95,913,186)
Net Assets	100.0%	$ 373,760,776

†	Percentages indicated are based on Portfolio net assets.
‡	Less than one-tenth of a percent.
(a)	As of December 31, 2021, the Portfolio's ownership exceeds 5% of the outstanding shares of the Underlying Portfolio's share class.
(b)	All or a portion of this security was held on loan. As of December 31, 2021, the aggregate market value of securities on loan was $93,845,220. The Portfolio received cash collateral with a value of $95,763,438. (See Note 2(J))
(c)	Non-income producing security.
(d)	Current yield as of December 31, 2021.
(e)	Represents a security purchased with cash collateral received for securities on loan.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP IQ Hedge Multi-Strategy Portfolio

Swap Contracts
Open OTC total return equity swap contracts as of December 31, 2021 were as follows1:
Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Morgan Stanley & Co.	Aberdeen Standard Physical Gold Shares ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	22	$ —
Bank of America Merrill Lynch	Aberdeen Standard Physical Gold Shares ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	22	—
Morgan Stanley & Co.	Aberdeen Standard Physical Silver Shares ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	16	—
Bank of America Merrill Lynch	Aberdeen Standard Physical Silver Shares ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	16	—
Morgan Stanley & Co.	Consumer Discretionary Select Sector SPDR Fund	Federal Fund Rate minus 0.05%	9/14/22	Monthly	(388)	—
Bank of America Merrill Lynch	Consumer Discretionary Select Sector SPDR Fund	Federal Funds Composite Interest Rate	3/2/23	Overnight	(388)	—
Morgan Stanley & Co.	Energy Select Sector SPDR Fund	Federal Fund Rate plus 0.50%	9/14/22	Monthly	85	—
Bank of America Merrill Lynch	Energy Select Sector SPDR Fund	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	85	—
Morgan Stanley & Co.	Fidelity MSCI Real Estate Index ETF	Federal Fund Rate minus 37.53%	9/14/22	Monthly	(102)	—
Bank of America Merrill Lynch	Fidelity MSCI Real Estate Index ETF	Federal Funds Composite Interest Rate	3/2/23	Overnight	(102)	—
Morgan Stanley & Co.	Financial Select Sector SPDR Fund	Federal Fund Rate plus 0.50%	9/14/22	Monthly	81	—
Bank of America Merrill Lynch	Financial Select Sector SPDR Fund	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	81	—
Morgan Stanley & Co.	FlexShares Global Upstream Natural Resources Index Fund	Federal Fund Rate plus 0.50%	9/14/22	Monthly	5	—
Bank of America Merrill Lynch	FlexShares Global Upstream Natural Resources Index Fund	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	5	—
Morgan Stanley & Co.	Graniteshares Gold Trust	Federal Fund Rate plus 0.50%	9/14/22	Monthly	8	—
Bank of America Merrill Lynch	Graniteshares Gold Trust	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	8	—
Morgan Stanley & Co.	Health Care Select Sector SPDR Fund	Federal Fund Rate plus 0.50%	9/14/22	Monthly	4	—
Bank of America Merrill Lynch	Health Care Select Sector SPDR Fund	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	4	—
Morgan Stanley & Co.	Invesco DB US Dollar Index Bullish Fund	Federal Fund Rate plus 0.50%	9/14/22	Monthly	195	—
Bank of America Merrill Lynch	Invesco DB US Dollar Index Bullish Fund	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	195	—
Morgan Stanley & Co.	Invesco KBW Bank ETF	Federal Fund Rate minus 2.93%	9/14/22	Monthly	(321)	—
Bank of America Merrill Lynch	Invesco KBW Bank ETF	Federal Funds Composite Interest Rate	3/2/23	Overnight	(321)	—
Morgan Stanley & Co.	Invesco Preferred ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	7	—
Bank of America Merrill Lynch	Invesco Preferred ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	7	—
Morgan Stanley & Co.	Invesco Senior Loan ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	1,050	—
Bank of America Merrill Lynch	Invesco Senior Loan ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	1,050	—
Morgan Stanley & Co.	iPath Series B S&P 500 VIX Short-Term Futures ETN	Federal Fund Rate plus 0.50%	9/14/22	Monthly	22	—
Bank of America Merrill Lynch	iPath Series B S&P 500 VIX Short-Term Futures ETN	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	22	—
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments December 31, 2021† (continued)
Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Morgan Stanley & Co.	IQ Ultra Short Duration ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	772	$ —
Bank of America Merrill Lynch	IQ Ultra Short Duration ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	772	—
Morgan Stanley & Co.	iShares 0-5 Year High Yield Corporate Bond ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	121	—
Bank of America Merrill Lynch	iShares 0-5 Year High Yield Corporate Bond ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	121	—
Morgan Stanley & Co.	iShares 20+ Year Treasury Bond ETF	Federal Fund Rate minus 0.63%	9/14/22	Monthly	(1,157)	—
Bank of America Merrill Lynch	iShares 20+ Year Treasury Bond ETF	Federal Funds Composite Interest Rate	3/2/23	Overnight	(1,157)	—
Morgan Stanley & Co.	iShares 3-7 Year Treasury Bond ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	663	—
Bank of America Merrill Lynch	iShares 3-7 Year Treasury Bond ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	663	—
Morgan Stanley & Co.	iShares Broad USD Investment Grade Corporate Bond ETF	Federal Fund Rate minus 2.43%	9/14/22	Monthly	(37)	—
Bank of America Merrill Lynch	iShares Broad USD Investment Grade Corporate Bond ETF	Federal Funds Composite Interest Rate	3/2/23	Overnight	(37)	—
Morgan Stanley & Co.	iShares Convertible Bond ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	187	—
Bank of America Merrill Lynch	iShares Convertible Bond ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	187	—
Morgan Stanley & Co.	iShares Core MSCI EAFE ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	27	—
Bank of America Merrill Lynch	iShares Core MSCI EAFE ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	27	—
Morgan Stanley & Co.	iShares Core MSCI Emerging Markets ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	6	—
Bank of America Merrill Lynch	iShares Core MSCI Emerging Markets ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	6	—
Morgan Stanley & Co.	iShares Core MSCI Europe ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	114	—
Bank of America Merrill Lynch	iShares Core MSCI Europe ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	114	—
Morgan Stanley & Co.	iShares Core S&P U.S. Value ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	2	—
Bank of America Merrill Lynch	iShares Core S&P U.S. Value ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	2	—
Morgan Stanley & Co.	iShares Core U.S. REIT ETF	Federal Fund Rate minus 2.93%	9/14/22	Monthly	(124)	—
Bank of America Merrill Lynch	iShares Core U.S. REIT ETF	Federal Funds Composite Interest Rate	3/2/23	Overnight	(124)	—
Morgan Stanley & Co.	iShares Floating Rate Bond ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	234	—
Bank of America Merrill Lynch	iShares Floating Rate Bond ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	234	—
Morgan Stanley & Co.	iShares Gold Trust	Federal Fund Rate plus 0.50%	9/14/22	Monthly	267	—
Bank of America Merrill Lynch	iShares Gold Trust	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	267	—
Morgan Stanley & Co.	iShares iBoxx $ Investment Grade Corporate Bond ETF	Federal Fund Rate minus 1.53%	9/14/22	Monthly	(206)	—
Bank of America Merrill Lynch	iShares iBoxx $ Investment Grade Corporate Bond ETF	Federal Funds Composite Interest Rate	3/2/23	Overnight	(206)	—
Morgan Stanley & Co.	iShares iBoxx High Yield Corporate Bond ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	213	—
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP IQ Hedge Multi-Strategy Portfolio

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Bank of America Merrill Lynch	iShares iBoxx High Yield Corporate Bond ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	213	$ —
Morgan Stanley & Co.	iShares J.P. Morgan USD Emerging Markets Bond ETF	Federal Fund Rate minus 0.35%	9/14/22	Monthly	(551)	—
Bank of America Merrill Lynch	iShares J.P. Morgan USD Emerging Markets Bond ETF	Federal Funds Composite Interest Rate	3/2/23	Overnight	(551)	—
Morgan Stanley & Co.	iShares MBS ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	338	—
Bank of America Merrill Lynch	iShares MBS ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	338	—
Morgan Stanley & Co.	iShares MSCI China ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	84	—
Bank of America Merrill Lynch	iShares MSCI China ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	84	—
Morgan Stanley & Co.	iShares MSCI EAFE Growth ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	64	—
Bank of America Merrill Lynch	iShares MSCI EAFE Growth ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	64	—
Morgan Stanley & Co.	iShares MSCI Emerging Markets Min Vol Factor ETF	Federal Fund Rate minus 0.35%	9/14/22	Monthly	(688)	—
Bank of America Merrill Lynch	iShares MSCI Emerging Markets Min Vol Factor ETF	Federal Funds Composite Interest Rate	3/2/23	Overnight	(688)	—
Morgan Stanley & Co.	iShares MSCI Japan ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	172	—
Bank of America Merrill Lynch	iShares MSCI Japan ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	172	—
Morgan Stanley & Co.	iShares MSCI USA Momentum Factor ETF	Federal Fund Rate minus 0.35%	9/14/22	Monthly	(602)	—
Bank of America Merrill Lynch	iShares MSCI USA Momentum Factor ETF	Federal Funds Composite Interest Rate	3/2/23	Overnight	(602)	—
Morgan Stanley & Co.	iShares Preferred & Income Securities ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	19	—
Bank of America Merrill Lynch	iShares Preferred & Income Securities ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	19	—
Morgan Stanley & Co.	iShares Russell 2000 Growth ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	99	—
Bank of America Merrill Lynch	iShares Russell 2000 Growth ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	99	—
Morgan Stanley & Co.	iShares Russell 2000 Value ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	2	—
Bank of America Merrill Lynch	iShares Russell 2000 Value ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	2	—
Morgan Stanley & Co.	iShares S&P Small-Cap 600 Growth ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	53	—
Bank of America Merrill Lynch	iShares S&P Small-Cap 600 Growth ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	53	—
Morgan Stanley & Co.	iShares S&P Small-Cap 600 Value ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	1	—
Bank of America Merrill Lynch	iShares S&P Small-Cap 600 Value ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	1	—
Morgan Stanley & Co.	iShares Silver Trust	Federal Fund Rate plus 0.50%	9/14/22	Monthly	204	—
Bank of America Merrill Lynch	iShares Silver Trust	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	204	—
Morgan Stanley & Co.	iShares TIPS Bond ETF	Federal Fund Rate minus 0.35%	9/14/22	Monthly	(1,645)	—
Bank of America Merrill Lynch	iShares TIPS Bond ETF	Federal Funds Composite Interest Rate	3/2/23	Overnight	(1,645)	—
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments December 31, 2021† (continued)
Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Morgan Stanley & Co.	Schwab Intermediate-Term U.S. Treasury ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	209	$ —
Bank of America Merrill Lynch	Schwab Intermediate-Term U.S. Treasury ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	209	—
Morgan Stanley & Co.	Schwab International Small-Cap Equity ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	25	—
Bank of America Merrill Lynch	Schwab International Small-Cap Equity ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	25	—
Morgan Stanley & Co.	Schwab U.S. Large-Cap Growth ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	10	—
Bank of America Merrill Lynch	Schwab U.S. Large-Cap Growth ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	10	—
Morgan Stanley & Co.	Schwab U.S. Large-Cap Value ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	2	—
Bank of America Merrill Lynch	Schwab U.S. Large-Cap Value ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	2	—
Morgan Stanley & Co.	Schwab U.S. TIPS ETF	Federal Fund Rate minus 0.58%	9/14/22	Monthly	(960)	—
Bank of America Merrill Lynch	Schwab U.S. TIPS ETF	Federal Funds Composite Interest Rate	3/2/23	Overnight	(960)	—
Morgan Stanley & Co.	SPDR Blackstone Senior Loan ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	1,322	—
Bank of America Merrill Lynch	SPDR Blackstone Senior Loan ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	1,322	—
Morgan Stanley & Co.	SPDR Bloomberg Convertible Securities ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	812	—
Bank of America Merrill Lynch	SPDR Bloomberg Convertible Securities ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	812	—
Morgan Stanley & Co.	SPDR Bloomberg Emerging Markets Local Bond ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	31	—
Bank of America Merrill Lynch	SPDR Bloomberg Emerging Markets Local Bond ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	31	—
Morgan Stanley & Co.	SPDR Bloomberg High Yield Bond ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	104	—
Bank of America Merrill Lynch	SPDR Bloomberg High Yield Bond ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	104	—
Morgan Stanley & Co.	SPDR Bloomberg International Treasury Bond ETF	Federal Fund Rate minus 5.48%	9/14/22	Monthly	(1,052)	—
Bank of America Merrill Lynch	SPDR Bloomberg International Treasury Bond ETF	Federal Funds Composite Interest Rate	3/2/23	Overnight	(1,052)	—
Morgan Stanley & Co.	SPDR Bloomberg Investment Grade Floating Rate ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	79	—
Bank of America Merrill Lynch	SPDR Bloomberg Investment Grade Floating Rate ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	79	—
Morgan Stanley & Co.	SPDR Bloomberg Short Term High Yield Bond ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	102	—
Bank of America Merrill Lynch	SPDR Bloomberg Short Term High Yield Bond ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	102	—
Morgan Stanley & Co.	SPDR Dow Jones International Real Estate ETF	Federal Fund Rate minus 0.35%	9/14/22	Monthly	(101)	—
Bank of America Merrill Lynch	SPDR Dow Jones International Real Estate ETF	Federal Funds Composite Interest Rate	3/2/23	Overnight	(101)	—
Morgan Stanley & Co.	SPDR Gold MiniShares Trust	Federal Fund Rate plus 0.50%	9/14/22	Monthly	40	—
Bank of America Merrill Lynch	SPDR Gold MiniShares Trust	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	40	—
Morgan Stanley & Co.	SPDR Portfolio Long Term Treasury ETF	Federal Fund Rate minus 0.35%	9/14/22	Monthly	(328)	—
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP IQ Hedge Multi-Strategy Portfolio

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Bank of America Merrill Lynch	SPDR Portfolio Long Term Treasury ETF	Federal Funds Composite Interest Rate	3/2/23	Overnight	(328)	$ —
Morgan Stanley & Co.	SPDR Portfolio Mortgage-Backed Bond ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	55	—
Bank of America Merrill Lynch	SPDR Portfolio Mortgage-Backed Bond ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	55	—
Morgan Stanley & Co.	SPDR Portfolio S&P 500 Value ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	3	—
Bank of America Merrill Lynch	SPDR Portfolio S&P 500 Value ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	3	—
Morgan Stanley & Co.	SPDR Portfolio Short Term Corporate Bond ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	350	—
Bank of America Merrill Lynch	SPDR Portfolio Short Term Corporate Bond ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	350	—
Morgan Stanley & Co.	SPDR S&P Bank ETF	Federal Fund Rate minus 0.63%	9/14/22	Monthly	(378)	—
Bank of America Merrill Lynch	SPDR S&P Bank ETF	Federal Funds Composite Interest Rate	3/2/23	Overnight	(378)	—
Morgan Stanley & Co.	SPDR S&P China ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	23	—
Bank of America Merrill Lynch	SPDR S&P China ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	23	—
Morgan Stanley & Co.	SPDR S&P Emerging Markets SmallCap ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	84	—
Bank of America Merrill Lynch	SPDR S&P Emerging Markets SmallCap ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	84	—
Morgan Stanley & Co.	SPDR S&P Global Natural Resources ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	2	—
Bank of America Merrill Lynch	SPDR S&P Global Natural Resources ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	2	—
Morgan Stanley & Co.	Technology Select Sector SPDR Fund	Federal Fund Rate minus 0.05%	9/14/22	Monthly	(176)	—
Bank of America Merrill Lynch	Technology Select Sector SPDR Fund	Federal Funds Composite Interest Rate	3/2/23	Overnight	(176)	—
Morgan Stanley & Co.	VanEck High Yield Muni ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	119	—
Bank of America Merrill Lynch	VanEck High Yield Muni ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	119	—
Morgan Stanley & Co.	VanEck J.P. Morgan EM Local Currency Bond ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	86	—
Bank of America Merrill Lynch	VanEck J.P. Morgan EM Local Currency Bond ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	86	—
Morgan Stanley & Co.	Vanguard Consumer Discretionary ETF	Federal Fund Rate minus 12.98%	9/14/22	Monthly	(121)	—
Bank of America Merrill Lynch	Vanguard Consumer Discretionary ETF	Federal Funds Composite Interest Rate	3/2/23	Overnight	(121)	—
Morgan Stanley & Co.	Vanguard Emerging Markets Government Bond ETF	Federal Fund Rate minus 0.35%	9/14/22	Monthly	(86)	—
Bank of America Merrill Lynch	Vanguard Emerging Markets Government Bond ETF	Federal Funds Composite Interest Rate	3/2/23	Overnight	(86)	—
Morgan Stanley & Co.	Vanguard Energy ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	19	—
Bank of America Merrill Lynch	Vanguard Energy ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	19	—
Morgan Stanley & Co.	Vanguard Financials ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	22	—
Bank of America Merrill Lynch	Vanguard Financials ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	22	—
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments December 31, 2021† (continued)
Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Morgan Stanley & Co.	Vanguard FTSE All World ex-US Small-Cap ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	66	$ —
Bank of America Merrill Lynch	Vanguard FTSE All World ex-US Small-Cap ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	66	—
Morgan Stanley & Co.	Vanguard FTSE Developed Markets ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	28	—
Bank of America Merrill Lynch	Vanguard FTSE Developed Markets ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	28	—
Morgan Stanley & Co.	Vanguard FTSE Emerging Markets ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	6	—
Bank of America Merrill Lynch	Vanguard FTSE Emerging Markets ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	6	—
Morgan Stanley & Co.	Vanguard FTSE Europe ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	462	—
Bank of America Merrill Lynch	Vanguard FTSE Europe ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	462	—
Morgan Stanley & Co.	Vanguard Global ex-U.S. Real Estate ETF	Federal Fund Rate minus 0.35%	9/14/22	Monthly	(565)	—
Bank of America Merrill Lynch	Vanguard Global ex-U.S. Real Estate ETF	Federal Funds Composite Interest Rate	3/2/23	Overnight	(565)	—
Morgan Stanley & Co.	Vanguard Growth ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	54	—
Bank of America Merrill Lynch	Vanguard Growth ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	54	—
Morgan Stanley & Co.	Vanguard Health Care ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	5	—
Bank of America Merrill Lynch	Vanguard Health Care ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	5	—
Morgan Stanley & Co.	Vanguard Information Technology ETF	Federal Fund Rate minus 0.78%	9/14/22	Monthly	(39)	—
Bank of America Merrill Lynch	Vanguard Information Technology ETF	Federal Funds Composite Interest Rate	3/2/23	Overnight	(39)	—
Morgan Stanley & Co.	Vanguard Intermediate-Term Corporate Bond ETF	Federal Fund Rate minus 0.35%	9/14/22	Monthly	(256)	—
Bank of America Merrill Lynch	Vanguard Intermediate-Term Corporate Bond ETF	Federal Funds Composite Interest Rate	3/2/23	Overnight	(256)	—
Morgan Stanley & Co.	Vanguard Intermediate-Term Treasury ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	570	—
Bank of America Merrill Lynch	Vanguard Intermediate-Term Treasury ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	570	—
Morgan Stanley & Co.	Vanguard Long-Term Treasury ETF	Federal Fund Rate minus 1.53%	9/14/22	Monthly	(184)	—
Bank of America Merrill Lynch	Vanguard Long-Term Treasury ETF	Federal Funds Composite Interest Rate	3/2/23	Overnight	(184)	—
Morgan Stanley & Co.	Vanguard Mega Cap Growth ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	8	—
Bank of America Merrill Lynch	Vanguard Mega Cap Growth ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	8	—
Morgan Stanley & Co.	Vanguard Mortgage-Backed Securities ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	200	—
Bank of America Merrill Lynch	Vanguard Mortgage-Backed Securities ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	200	—
Morgan Stanley & Co.	Vanguard Real Estate ETF	Federal Fund Rate minus 0.15%	9/14/22	Monthly	(2,225)	—
Bank of America Merrill Lynch	Vanguard Real Estate ETF	Federal Funds Composite Interest Rate	3/2/23	Overnight	(2,225)	—
Morgan Stanley & Co.	Vanguard Russell 1000 Growth ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	5	—
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP IQ Hedge Multi-Strategy Portfolio

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Bank of America Merrill Lynch	Vanguard Russell 1000 Growth ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	5	$ —
Morgan Stanley & Co.	Vanguard Russell 1000 Value ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	2	—
Bank of America Merrill Lynch	Vanguard Russell 1000 Value ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	2	—
Morgan Stanley & Co.	Vanguard Short-Term Corporate Bond ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	1,861	—
Bank of America Merrill Lynch	Vanguard Short-Term Corporate Bond ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	1,861	—
Morgan Stanley & Co.	Vanguard Small-Cap Growth ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	136	—
Bank of America Merrill Lynch	Vanguard Small-Cap Growth ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	136	—
Morgan Stanley & Co.	Vanguard Small-Cap Value ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	4	—
Bank of America Merrill Lynch	Vanguard Small-Cap Value ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	4	—
Morgan Stanley & Co.	Vanguard Value ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	20	—
Bank of America Merrill Lynch	Vanguard Value ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	20	—
Morgan Stanley & Co.	Xtrackers USD High Yield Corporate Bond ETF	Federal Fund Rate plus 0.50%	9/14/22	Monthly	74	—
Bank of America Merrill Lynch	Xtrackers USD High Yield Corporate Bond ETF	Federal Funds Composite Interest Rate plus 0.50%	3/2/23	Overnight	74	—
						$ —

1.	As of December 31, 2021, cash in the amount $280,188 was pledged to brokers for OTC swap contracts.
2.	Portfolio pays or receives the floating rate and receives or pays the total return of the referenced entity.
3.	Notional amounts reflected as a positive value indicate a long position held by the Portfolio or Index and a negative value indicates a short position.
4.	Reflects the value at reset date as of December 31, 2021.

Abbreviation(s):
BRIC—Brazil, Russia, India and China
DB—Deutsche Bank
EAFE—Europe, Australasia and Far East
EM—Emerging Markets
ETF—Exchange-Traded Fund
ETN—Exchange-Traded Note
FTSE—Financial Times Stock Exchange
KBW—Keefe, Bruyette & Woods
MBS—Mortgage-Backed Security
MSCI—Morgan Stanley Capital International
REIT—Real Estate Investment Trust
SPDR—Standard & Poor’s Depositary Receipt
TIPS—Treasury Inflation-Protected Security
USD—United States Dollar
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments December 31, 2021† (continued)
VIX—CBOE Volatility Index
The following is a summary of the fair valuations according to the inputs used as of December 31, 2021, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Exchange-Traded Funds	$ 348,229,577	$ —	$ —	$ 348,229,577
Exchange-Traded Note	677,846	—	—	677,846
Exchange-Traded Vehicles	23,258,775	—	—	23,258,775
Short-Term Investments
Affiliated Investment Company	1,744,326	—	—	1,744,326
Unaffiliated Investment Companies	95,763,438	—	—	95,763,438
Total Short-Term Investments	97,507,764	—	—	97,507,764
Total Investments in Securities	$ 469,673,962	$ —	$ —	$ 469,673,962

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay VP IQ Hedge Multi-Strategy Portfolio

Statement of Assets and Liabilities as of December 31, 2021
Assets
Investment in unaffiliated securities, at value (identified cost $445,899,430) including securities on loan of $93,845,220	$444,273,542
Investment in affiliated investment companies, at value (identified cost $25,936,407)	25,400,420
Cash	7,936
Cash denominated in foreign currencies (identified cost $4,888)	4,825
Cash collateral on deposit at broker for swap contracts	280,188
Receivables:
Dividends and interest	106,024
Securities lending	54,549
Portfolio shares sold	18,414
Other assets	302,210
Total assets	470,448,108
Liabilities
Cash collateral received for securities on loan	95,763,438
Payables:
Dividends and interest on OTC swaps contracts	334,022
Manager (See Note 3)	220,992
Portfolio shares redeemed	208,770
NYLIFE Distributors (See Note 3)	76,276
Shareholder communication	30,802
Professional fees	26,457
Custodian	16,649
Transfer agent (See Note 3)	1,151
Trustees	568
Accrued expenses	8,207
Total liabilities	96,687,332
Net assets	$373,760,776
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 41,817
Additional paid-in-capital	421,451,485
421,493,302
Total distributable earnings (loss)	(47,732,526)
Net assets	$373,760,776
Initial Class
Net assets applicable to outstanding shares	$ 13,499,202
Shares of beneficial interest outstanding	1,505,247
Net asset value per share outstanding	$ 8.97
Service Class
Net assets applicable to outstanding shares	$360,261,574
Shares of beneficial interest outstanding	40,312,039
Net asset value per share outstanding	$ 8.94

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Statement of Operations for the year ended December 31, 2021
Investment Income (Loss)
Income
Dividends-unaffiliated	$ 5,184,888
Dividends-affiliated	526,792
Securities lending	430,721
Total income	6,142,401
Expenses
Manager (See Note 3)	2,867,055
Distribution/Service—Service Class (See Note 3)	923,505
Custodian	217,516
Professional fees	60,232
Shareholder communication	23,747
Trustees	8,238
Miscellaneous	17,670
Total expenses before waiver/reimbursement	4,117,963
Expense waiver/reimbursement from Manager (See Note 3)	(518,538)
Net expenses	3,599,425
Net investment income (loss)	2,542,976
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	21,500,186
Affiliated investment company transactions	386,321
Realized capital gain distributions from affiliated investment companies	299,535
Futures transactions	95
Swap transactions	(4,265,009)
Foreign currency transactions	(16)
Net realized gain (loss)	17,921,112
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(23,016,582)
Affiliated investments	(535,987)
Translation of other assets and liabilities in foreign currencies	(4,370)
Net change in unrealized appreciation (depreciation)	(23,556,939)
Net realized and unrealized gain (loss)	(5,635,827)
Net increase (decrease) in net assets resulting from operations	$ (3,092,851)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay VP IQ Hedge Multi-Strategy Portfolio

Statements of Changes in Net Assets
for the years ended December 31, 2021 and December 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 2,542,976	$ 4,838,078
Net realized gain (loss)	17,921,112	(230,538)
Net change in unrealized appreciation (depreciation)	(23,556,939)	12,200,672
Net increase (decrease) in net assets resulting from operations	(3,092,851)	16,808,212
Distributions to shareholders:
Initial Class	—	(208,654)
Service Class	—	(5,714,181)
	—	(5,922,835)
Distributions to shareholders from return of capital:
Initial Class	—	(37,559)
Service Class	—	(1,028,579)
	—	(1,066,138)
Total distributions to shareholders	—	(6,988,973)
Capital share transactions:
Net proceeds from sales of shares	22,487,176	18,019,863
Net asset value of shares issued to shareholders in reinvestment of distributions	—	6,988,973
Cost of shares redeemed	(29,510,242)	(50,801,186)
Increase (decrease) in net assets derived from capital share transactions	(7,023,066)	(25,792,350)
Net increase (decrease) in net assets	(10,115,917)	(15,973,111)
Net Assets
Beginning of year	383,876,693	399,849,804
End of year	$373,760,776	$383,876,693
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Initial Class	2021	2020	2019	2018 †	2017 †
Net asset value at beginning of year	$ 9.02	$ 8.74	$ 8.22	$ 8.92	$ 9.04
Net investment income (loss) (a)	0.09	0.14	0.20	(0.05)	(0.08)
Net realized and unrealized gain (loss)	(0.14)	0.33	0.49	(0.55)	0.06
Total from investment operations	(0.05)	0.47	0.69	(0.60)	(0.02)
Less distributions:
From net investment income	—	(0.16)	(0.16)	(0.10)	(0.10)
Return of capital	—	(0.03)	(0.01)	—	—
Total distributions	—	(0.19)	(0.17)	(0.10)	(0.10)
Net asset value at end of year	$ 8.97	$ 9.02	$ 8.74	$ 8.22	$ 8.92
Total investment return (b)	(0.55)%(c)	5.38%	8.47%	(6.88)%	(0.25)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.97%	1.56%	2.36%	(0.53)%	(0.93)%
Net expenses (d)	0.70%	0.70%	0.70%	1.43%	1.43%
Expenses (before waiver/reimbursement) (d)(e)	0.83%	1.00%	1.20%	2.96%	2.63%
Portfolio turnover rate	126%	179%	151%	450%	185%
Net assets at end of year (in 000's)	$ 13,499	$ 12,044	$ 10,749	$ 9,059	$ 149,753

†	Consolidated Financial Highlights for the periods January 1, 2018 to November 30, 2018 and January 1, 2017 to December 31, 2017, which consolidates financial information of MainStay VP Multi-Strategy Cayman Fund Ltd., a wholly-owned subsidiary of the Portfolio prior to the reorganization.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	The expense ratios presented below show the impact of short sales expense:

Year ended Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
December 31, 2021	0.70%	—
December 31, 2020	0.70%	—
December 31, 2019	0.70%	—
December 31, 2018	1.43%	1.28%
December 31, 2017	1.43%	1.05%

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay VP IQ Hedge Multi-Strategy Portfolio

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Service Class	2021	2020	2019	2018 †	2017 †
Net asset value at beginning of year	$ 9.01	$ 8.73	$ 8.18	$ 8.87	$ 8.99
Net investment income (loss) (a)	0.06	0.11	0.18	(0.00)‡	(0.11)
Net realized and unrealized gain (loss)	(0.13)	0.34	0.49	(0.63)	0.07
Total from investment operations	(0.07)	0.45	0.67	(0.63)	(0.04)
Less distributions:
From net investment income	—	(0.14)	(0.12)	(0.06)	(0.08)
Return of capital	—	(0.03)	(0.00)‡	—	—
Total distributions	—	(0.17)	(0.12)	(0.06)	(0.08)
Net asset value at end of year	$ 8.94	$ 9.01	$ 8.73	$ 8.18	$ 8.87
Total investment return (b)	(0.78)%(c)	5.14%	8.23%	(7.14)%	(0.51)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.65%	1.29%	2.09%	0.03%	(1.20)%
Net expenses (d)	0.95%	0.95%	0.95%	1.60%	1.68%
Expenses (before waiver/reimbursement) (d)(e)	1.09%	1.25%	1.45%	2.84%	2.88%
Portfolio turnover rate	126%	179%	151%	450%	185%
Net assets at end of year (in 000's)	$ 360,262	$ 371,833	$ 389,101	$ 391,094	$ 423,600

†	Consolidated Financial Highlights for the periods January 1, 2018 to November 30, 2018 and January 1, 2017 to December 31, 2017, which consolidates financial information of MainStay VP Multi-Strategy Cayman Fund Ltd., a wholly-owned subsidiary of the Portfolio prior to the reorganization.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	The expense ratios presented below show the impact of short sales expense:

Year ended Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
December 31, 2021	0.95%	—
December 31, 2020	0.95%	—
December 31, 2019	0.95%	—
December 31, 2018	1.60%	0.99%
December 31, 2017	1.68%	1.05%
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Notes to Financial Statements
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP IQ Hedge Multi-Strategy Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio (formerly known as MainStay VP Moderate Growth Allocation Portfolio) and MainStay VP Equity Allocation Portfolio (formerly known as MainStay VP Growth Allocation Portfolio), which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	May 1, 2013
Service Class	May 1, 2013
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek investment returns that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the IQ Hedge Multi-Strategy Index. The IQ Hedge Multi-Strategy Index seeks to achieve performance similar to the overall hedge fund universe by replicating the “beta” portion of the hedge fund return characteristics (i.e., that portion of the returns that are non-idiosyncratic, or unrelated to manager skill) by using the following hedge fund investment styles: long/short equity; global macro; market neutral; event-driven; fixed-income arbitrage; and emerging markets.
The Portfolio is a “fund of funds” that seeks to achieve its investment objective by investing primarily in exchange-traded funds (“ETFs”), other exchange-traded vehicles issuing equity securities organized in the U.S., such as exchange-traded commodity pools (“ETVs”), and exchange-traded notes (“ETNs”) (such ETFs, ETVs and ETNs are referred to collectively as “exchange-traded products” or “ETPs”), but may also invest in one or more financial instruments, including but not limited to, futures contracts, reverse repurchase agreements, options, and swap agreements (collectively, “Financial Instruments”) in order to seek to achieve exposure to investment strategies and/or asset classes that are similar to those of the IQ Hedge Multi-Strategy Index.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
The Board of Trustees of the Fund (the "Board") adopted procedures establishing methodologies for the valuation of the Portfolio's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference)

26	MainStay VP IQ Hedge Multi-Strategy Portfolio

on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2021, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio's valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of December 31, 2021, were fair valued in such a manner.
27

Notes to Financial Statements (continued)
ETFs are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Swaps are marked to market daily based upon quotations from pricing agents, brokers or market makers. These securities are generally categorized as Level 2 in the hierarchy.
Total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, are based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and these securities are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income. The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts and the underlying funds held by the Portfolio may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in ETPs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETPs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETPs and

28	MainStay VP IQ Hedge Multi-Strategy Portfolio

mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
In addition, the Portfolio bears a pro rata share of the fees and expenses of the ETPs in which it invests. Because the ETPs have varied expense and fee levels and the Portfolio may own different proportions of the ETPs at different times, the amount of fees and expenses incurred indirectly by the Portfolio may vary.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Portfolio did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty.
In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Portfolio's investment in futures contracts and other derivatives may increase the volatility of the Portfolio's NAVs and may result in a loss to the Portfolio. As of December 31, 2021, the Portfolio did not hold any open futures contracts..
(H) Swap Contracts. The Portfolio may enter into credit default, interest rate, equity, index and currency exchange rate swap contracts (“swaps”). In a typical swap transaction, two parties agree to exchange the future returns (or differentials in rates of future returns) earned or realized at periodic intervals on a particular investment or instrument based on a notional principal amount. Generally, the Portfolio will enter into a swap on a net basis, which means that the two payment streams under the swap are netted, with the Portfolio receiving or paying (as the case may be) only the net amount of the two payment streams. Therefore, the Portfolio's current obligation under a swap generally will be equal to the net amount to be paid or received under the swap, based on the relative value of notional positions attributable to each counterparty to the swap. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the terms of the swap. Swap agreements are privately negotiated in the over the counter (“OTC”) market and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).
Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing and exchange-trading, and more types of standardized swaps are expected to be subject to mandatory clearing and exchange-trading in the future. The counterparty risk for exchange-traded and cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, the Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio's exposure to the credit risk of its original counterparty. The Portfolio will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared transaction. As of December 31, 2021, all swap positions outstanding are shown in the Portfolio of Investments.
Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering into a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early
29

Notes to Financial Statements (continued)
termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate on the Statement of Assets and Liabilities.
The Portfolio bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Portfolio may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar credit-worthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions.
Equity Swaps (Total Return Swaps). Total return swap contracts are agreements between counterparties to exchange cash flow, one based on a market-linked return of an individual asset or group of assets (such as an index), and the other on a fixed or floating rate. As a total return swap, an equity swap may be structured in different ways. For example, when the Portfolio enters into a “long” equity swap, the counterparty may agree to pay the Portfolio the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular referenced security or securities, plus the dividends that would have been received on those securities. In return, the Portfolio will generally agree to pay the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such referenced security or securities, plus, in certain instances, commissions or trading spreads on the notional amounts. Therefore, the Portfolio's return on the equity swap generally should equal the gain or loss on the notional amount, plus dividends on the referenced security or securities less the interest paid by the Portfolio on the notional amount. Alternatively, when the Portfolio enters into a “short” equity swap, the counterparty will generally agree to pay the Portfolio the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Portfolio sold a particular referenced security or securities short, less the dividend expense that the Portfolio would have incurred on the referenced security or securities, as adjusted for interest payments or other economic factors. In this situation, the Portfolio will generally be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested directly in the referenced security or securities.
Equity swaps generally do not involve the delivery of securities or other referenced assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Portfolio is contractually obligated to make. If the other party to an equity swap defaults, the Portfolio's risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive, if any. The
Portfolio will segregate cash or liquid assets, enter into offsetting transactions or use other measures permitted by applicable law to “cover” the Portfolio's current obligations. The Portfolio and New York Life Investments, however, believe these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Portfolio's borrowing restrictions.
Equity swaps are derivatives and their value can be very volatile. The Portfolio may engage in total return swaps to gain exposure to emerging markets securities, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions. To the extent that the Manager , or the Subadvisor do not accurately analyze and predict future market trends, the values or assets or economic factors, the Portfolio may suffer a loss, which may be substantial. As of December 31, 2021, open swap agreements are shown in the Portfolio of Investments.
(I) Foreign Currency Transactions. The Portfolio's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(J) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash

30	MainStay VP IQ Hedge Multi-Strategy Portfolio

collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of December 31, 2021, are shown in the Portfolio of Investments.
Prior to February 22, 2021, these services were provided by State Street Bank and Trust Company (“State Street”).
(K) Foreign Securities Risk.  The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(L) Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/ or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels or if the Portfolio fails to meet the terms of its ISDA
Master Agreements. The result would cause the Portfolio to accelerate payment of any net liability owed to the counterparty.
For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.
(M) LIBOR Replacement Risk. The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. However, certain LIBOR tenors will continue beyond 2021 and the most widely used LIBOR tenors may continue until mid-2023. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known. New York Life Investments is currently working to assess exposure and will modify contracts as necessary.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. While the transition away from LIBOR has already begun with no material adverse effect to the Portfolio's performance, the transition is expected to last through mid-2023 for some LIBOR tenors. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period.
(N) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's
31

Notes to Financial Statements (continued)
maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
(O) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Portfolio's derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio's financial positions, performance and cash flows.
The Portfolio utilizes a range of derivative instruments for a variety of different purposes. Total return swaps (“TRS”) are one form of derivative that is used. In some cases, TRS contracts are entered into so as to affect long and short exposure to individual securities or indices within a particular strategy. In other cases, TRS are used to gain exposure to the strategy itself, which may also use derivatives. For example, a TRS contract is used to generate the return available from a customized index comprised of a diversified basket of exchange-traded futures. Other examples of derivative positions into which the Portfolio may enter include interest rate swaps, credit default swaps and option contracts. These instruments are frequently used to obtain a desired return at a lower cost to the Portfolio than is available when investing directly in the underlying instrument or to hedge against credit and interest rate risks. The Portfolio may also enter into foreign currency forward contracts to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2021:
Net Realized Gain (Loss) from:	Equity Contracts Risk	Total
Swap Contracts	$(4,265,009)	$(4,265,009)
Total Net Realized Gain (Loss)	$(4,265,009)	$(4,265,009)

Average Notional Amount	Total
Swap Contracts Long	$ 25,943,072
Swap Contracts Short	$(26,152,207)
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the
Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. During a portion of the year ended December 31, 2021, the Portfolio reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. IndexIQ Advisors LLC (“IndexIQ Advisors” or “Subadvisor”), a registered investment adviser and an affiliate of New York Life Investments, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and IndexIQ Advisors, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of 0.75% of the Portfolio's average daily net assets.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Initial Class shares and Service Class shares do not exceed 0.70% and 0.95%, respectively, of the Portfolio's average daily net assets. This agreement will remain in effect until May 1, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the year ended December 31, 2021, New York Life Investments earned fees from the Portfolio in the amount of $2,867,055 and waived fees and/or reimbursed expenses in the amount of $518,538 and paid the Subadvisor fees of $1,174,347.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Prior to February 22, 2021, these services were provided by State Street.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

32	MainStay VP IQ Hedge Multi-Strategy Portfolio

(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
(C) Investments in Affiliates (in 000’s).  During the year ended December 31, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
IQ Ultra Short Duration ETF	$ 57,488	$ 21,790	$ (54,893)	$ 386	$ (1,115)	$ 23,656	$ 527	$ 300	487
MainStay U.S. Government Liquidity Fund	4,176	26,452	(28,884)	—	—	1,744	—(a)	—	1,744
	$ 61,664	$ 48,242	$ (83,777)	$ 386	$ (1,115)	$ 25,400	$ 527	$ 300

(a)	Less than $500.

(D) Capital. As of December 31, 2021, New York Life and its affiliates beneficially held shares of the Portfolio with the values and percentages of net assets as follows:
Initial Class	$1,617,707	12.0%
Service Class	27,203	0.0‡

‡	Less than one-tenth of a percent.
Note 4-Federal Income Tax
As of December 31, 2021, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$472,646,452	$3,387,355	$(6,603,899)	$(3,216,544)
As of December 31, 2021, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Accumulated Capital and Other Gain (Loss)	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$(44,759,948)	$(2,972,578)	$(47,732,526)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and straddle loss deferral.
The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of December 31, 2021 were not affected.
Total Distributable Earnings (Loss)	Additional Paid-In Capital
$3,587,334	$(3,587,334)
The reclassifications for the Portfolio are primarily due to different book and tax treatment of reclassification of net operating losses, and prior year return of capital.
As of December 31, 2021, for federal income tax purposes, capital loss carryforwards of $44,195,653, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$44,196	$—
The Portfolio utilized $20,223,227 of capital loss carryforwards during the year ended December 31, 2021.

33

Notes to Financial Statements (continued)
During the years ended December 31, 2021 and December 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2021	2020
Distributions paid from:
Ordinary Income	$—	$5,922,835
Return of Capital	—	1,066,138
Total	$—	$6,988,973
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Prior to February 22, 2021, these services were provided by State Street. The services provided by State Street were a direct expense of the Portfolio and are included in the Statement of Operations as Custodian fees which totaled $112,627 for the period January 1, 2021 through February 21, 2021.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 26, 2022, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2021, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2021, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended December 31, 2021, purchases and sales of securities, other than short-term securities, were $478,194 and $482,721, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended December 31, 2021 and December 31, 2020, were as follows:
Initial Class	Shares	Amount
Year ended December 31, 2021:
Shares sold	200,003	$ 1,812,192
Shares redeemed	(29,920)	(270,840)
Net increase (decrease)	170,083	$ 1,541,352
Year ended December 31, 2020:
Shares sold	156,471	$ 1,375,966
Shares issued to shareholders in reinvestment of distributions	27,268	246,213
Shares redeemed	(78,784)	(661,131)
Net increase (decrease)	104,955	$ 961,048

Service Class	Shares	Amount
Year ended December 31, 2021:
Shares sold	2,287,759	$ 20,674,984
Shares redeemed	(3,237,618)	(29,239,402)
Net increase (decrease)	(949,859)	$ (8,564,418)
Year ended December 31, 2020:
Shares sold	1,899,216	$ 16,643,897
Shares issued to shareholders in reinvestment of distributions	747,510	6,742,760
Shares redeemed	(5,958,743)	(50,140,055)
Net increase (decrease)	(3,312,017)	$(26,753,398)
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and

34	MainStay VP IQ Hedge Multi-Strategy Portfolio

extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2021, events and transactions subsequent to December 31, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
35

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MainStay VP Funds Trust and Shareholders of
MainStay VP IQ Hedge Multi-Strategy Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP IQ Hedge Multi-Strategy Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agents and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
February 24, 2022
We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.
36	MainStay VP IQ Hedge Multi-Strategy Portfolio

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay VP IQ Hedge Multi-Strategy Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and IndexIQ Advisors LLC (“IndexIQ”) with respect to the Portfolio (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 8–9, 2021 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and IndexIQ in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2021 through December 2021, including information and materials furnished by New York Life Investments and IndexIQ in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or IndexIQ that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Portfolio and investment-related matters for the Portfolio as well as presentations from New York Life Investments and IndexIQ personnel. In addition, the Board took into account other information received from New
York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2021 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by the applicable share classes of the Portfolio, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and IndexIQ; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and IndexIQ; (iii) the costs of the services provided, and profits realized, by New York Life Investments and IndexIQ with respect to their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and IndexIQ. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and IndexIQ resulting from, among other things, the Board’s

37

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to investors and that the Portfolio’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 8–9, 2021 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and IndexIQ
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of IndexIQ, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of IndexIQ and ongoing analysis of, and interactions with, IndexIQ with respect to, among other things, the Portfolio’s investment performance and risks as well as IndexIQ’s investment capabilities and subadvisory services with respect to the Portfolio.
The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program;
(iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Portfolio. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that IndexIQ provides to the Portfolio and considered the terms of each of the Advisory Agreements. The Board evaluated IndexIQ’s experience and performance in serving as subadvisor to the Portfolio and advising other portfolios and IndexIQ’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at IndexIQ and New York Life Investments’ and IndexIQ’s overall resources, legal and compliance environment, capabilities, reputation and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and IndexIQ and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board reviewed IndexIQ’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the qualifications and experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
The Board considered the Portfolio’s investments in exchange-traded funds (“ETFs”) in excess of statutory limitations under the 1940 Act in reliance on exemptive relief issued to the ETFs, including the conditions of the applicable exemptive relief, and the Portfolio’s investing fund agreements with these ETFs in accordance with such relief. The Board concluded that the management fee charged to the Portfolio are for advisory services provided to the Portfolio that are in addition to, and not duplicative of, services provided to the underlying ETFs under their respective advisory contracts.
In addition, the Board considered information provided by New York Life Investments and IndexIQ regarding the operations of their respective business continuity plans in response to the ongoing COVID-19 pandemic, including the remote working environment.
Based on these considerations, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.

38	MainStay VP IQ Hedge Multi-Strategy Portfolio

Investment Performance
In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio’s benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Portfolio as compared to peer funds.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance attributable to IndexIQ as well as discussions between the Portfolio’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or IndexIQ had taken, or had agreed to take, to seek to enhance Portfolio investment performance and the results of those actions. In considering the investment performance of the Portfolio, the Board noted that the Portfolio underperformed its peer funds for the one-, three- and five-year periods ended July 31, 2021. The Board considered its discussions with representatives from New York Life Investments and Index IQ regarding the Portfolio’s investment performance.
Based on these considerations, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits Realized, by New York Life Investments and IndexIQ
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including IndexIQ, due to their relationships with the Portfolio. Because IndexIQ is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and IndexIQ in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and IndexIQ and profits realized by New York Life Investments and its affiliates, including IndexIQ, the Board considered, among other factors, New York Life Investments’ and its affiliates’ continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio. The Board also considered the financial resources of New York Life Investments and IndexIQ and acknowledged that New York Life Investments and IndexIQ must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and IndexIQ to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to IndexIQ from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to IndexIQ in exchange for commissions paid by the Portfolio with respect to trades in the Portfolio’s portfolio securities. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.
39

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including IndexIQ, due to their relationships with the Portfolio were not excessive.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fee paid to IndexIQ is paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and IndexIQ on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and those of the similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of voluntary waivers and expense limitation arrangements on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds. The Board considered its discussions with representatives from New York Life Investments regarding the management fee paid by the Portfolio.
Based on the factors outlined above, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Portfolio’s expense structure permits economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

40	MainStay VP IQ Hedge Multi-Strategy Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
41

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Portfolio are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolio. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a
Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Nolan reached the age of 75 during the calendar year 2021. Accordingly, Mr. Nolan retired at the end of calendar year 2021, at which time, Ms. Hammond became a Trustee of the Portfolio. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Yie-Hsin Hung* 1962	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010	78	MainStay Funds: Trustee since 2017 (12 Funds);
MainStay Funds Trust: Trustee since 2017 (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2017;
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee
since March 2021; and
Turtle Beach Corporation: Director since April 2021
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
42	MainStay VP IQ Hedge Multi-Strategy Portfolio

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021;VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Committee since 2018
Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007***	President, Strategic Management Advisors LLC since 1990	78	MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 Funds); MainStay Funds Trust: Chairman since 2017 and Trustee since 1990 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay Funds: Trustee since 2006 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Richard H. Nolan, Jr.**** 1946	MainStay VP Funds Trust: Trustee since 2006***	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay Funds: Trustee since 2007 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Independent Trustees
43

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (12 Funds);
MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Trustee since 2018, Chair of the Special Committee since 2019; and
Rhode Island School of Design: Trustee and Chair of the Finance Committee since 2015

Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC since 2018; President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds); MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Allstate Corporation: Director since 2015;
Partners in Health:Trustee since 2019 and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay Funds: Trustee since 1994 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund; Trustee since June 2021
**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
****	Pursuant to the Board's retirement policy, Mr. Nolan retired from the Board effective December 31, 2021.
Independent Trustees
44	MainStay VP IQ Hedge Multi-Strategy Portfolio

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay VP Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since January 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust since 2017** and MainStay CBRE Global Infrastructure Megatrends Fund since 2021; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust since 2007**	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds Trust since 2009, MainStay Funds since 2007 and MainStay CBRE Global Infrastructure Megatrends Fund since 2021; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay VP Funds Trust since 2021, and 2014 to 2020	Vice President and Chief Compliance Officer, New York Life Investments Alternatives LLC and New York Life Investment Management Holdings LLC (since 2020); Vice President (since 2018) and Chief Compliance Officer (since 2016), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, IndexIQ Advisors LLC, IndexIQ Holdings Inc., IndexIQ LLC and IndexIQ Trust (since 2017); Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay Funds, MainStay Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2021 and 2014 to 2020); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust since 2010**	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds and MainStay Funds Trust since 2010 and MainStay CBRE Global Infrastructure Megatrends Fund since 2021
Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust since 2005**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds Trust since 2009 and MainStay Funds since 2005 and MainStay CBRE Global Infrastructure Megatrends Fund since 2021
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
45

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP MacKay S&P 500 Index Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP T. Rowe Price Equity Income Portfolio1
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Brown Advisory LLC
Baltimore, Maryland
Candriam Belgium S.A.*
Brussels, Belgium
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Capital Management LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
T. Rowe Price Associates, Inc.
Baltimore, Maryland
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
Effective on or about May 1, 2022, the MainStay VP T. Rowe Price Equity Income Portfolio will be renamed the MainStay VP American Century Sustainable Equity Portfolio.
Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC
Not part of the Annual Report

2021 Annual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2022 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
1803523	MSVPARM11-02/22
(NYLIAC) NI506

MainStay VP Balanced Portfolio

Message from the President and Annual Report
December 31, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
The COVID-19 pandemic and inflation drove market performance during the 12-month reporting period ended December 31, 2021. Against all expectations, the pandemic remained a persistent force worldwide, with widespread outbreaks of highly transmissible variants disrupting life in many locations despite the widespread availability of effective vaccines. Supported by government stimulus and accommodative monetary policies, most global economies expanded, exceeding pre-pandemic levels. However, the pandemic continued to claim lives, and the recovery proved uneven, with some industries struggling in the face of labor shortages, supply-chain bottlenecks and sharply rising commodity prices.
Spurred by economic growth and rising inflationary pressures, positive investor sentiment buoyed stock markets while bond markets lagged. In the United States, the S&P 500® Index, a widely regarded benchmark of market performance, produced strong gains led by energy and real estate, followed by information technology and financials. Materials and consumer staples lagged the Index by a small margin, while health care and industrials trailed further behind. The traditionally defensive utilities and consumer staples sectors underperformed by a greater margin, with both sectors challenged by rising commodity prices, with communication services as the only sector to generate negative returns. Small- and mid-cap stocks, which outperformed for much of the reporting period, lost ground to large-cap stocks in the closing months of 2021 as risk appetites diminished and trailed for the year as a whole. Similarly, value stocks outperformed growth-oriented shares during the first half of the year, then fell behind in November and December. In developed international equity markets, the U.K. and Eurozone led Asia, while, overall, the international market lagged its U.S. counterpart, particularly during the second half of the reporting period. Emerging market equities suffered broad losses, though returns varied widely from country to country with some, such as India, producing solidly positive returns while others, most notably China, experiencing punishing declines.
U.S. and international bond markets produced mixed performance, buffeted by rising interest rates while supported by accommodative monetary policies and strong corporate financial results. Expectations for a quick economic recovery in early 2021 drove rising yields and a steep selloff in traditional safe havens, such as government bonds. A partial recovery in the summer of 2021 was followed by another dip in the fall, prompted by signals from central banks of their intention to soon withdraw monetary accommodation as a first step toward raising rates in an effort to combat rising inflation. Increasingly hawkish rhetoric from the U.S. Federal Reserve in November and December further pressured the fixed-income asset class. Corporate bonds fared relatively well given the positive corporate earnings environment and historically low default rates, with lower-rated issues significantly outperforming investment-grade credits. Emerging market corporate bonds came under pressure late in the reporting period due to slowing Chinese economic growth associated with a government regulatory crackdown and heightened concerns regarding a debt crisis in the Chinese real estate sector.
Today, the pandemic remains deeply felt in the economy and our personal lives. Yet, at the same time, post-pandemic trends are beginning to play an increasing role in the financial markets. As a MainStay VP investor, you can rely on us to manage our portfolios with a careful eye on the ever-changing investment landscape and provide you with disciplined investment tools to help you reach your financial goals. Thank you for your continued trust, which we strive to earn every day.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information, which includes information about MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended December 31, 2021
Class	Inception Date[1,2]	One Year	Five Years	Ten Years	Gross Expense Ratio[3]
Initial Class Shares	5/2/2005	17.29%	8.54%	9.40%	0.71%
Service Class Shares	5/2/2005	17.00	8.27	9.12	0.96

1.	The Portfolio’s equity subadvisor changed effective January 1, 2018, due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC, a former subadvisor. The past performance in the graph and table prior to that date reflects the Portfolio’s prior subadvisor and principal investment strategies for the equity portion of the Portfolio.
2.	Effective May 1, 2021, the Portfolio replaced the subadvisor to the equity portion of the Portfolio and modified the equity portion of the Portfolio's principal investment strategies. The past performance in the graph and table prior to that date reflects the Portfolio’s prior subadvisor and principal investment strategies for the equity portion of the Portfolio.
3.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Ten Years
Russell 1000® Value Index[1]	25.16%	11.16%	12.97%
Bloomberg U.S. Intermediate Government/Credit Bond Index[2]	-1.44	2.91	2.38
Balanced Composite Index[3]	14.03	8.17	8.88
Russell Midcap® Value Index[4]	28.34	11.22	13.44
Morningstar Allocation - 50% to 70% Equity Category Average[5]	13.91	9.97	8.81

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
1.	The Portfolio has selected the Russell 1000® Value Index as its primary benchmark. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The Portfolio has selected the Bloomberg U.S. Intermediate Government/Credit Bond Index as a secondary benchmark. The Bloomberg U.S. Intermediate Government/Credit Bond Index measures the performance of U.S. dollar denominated U.S. treasuries, government related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The Portfolio has selected the Balanced Composite Index as an additional benchmark. The Balanced Composite Index consists of the Russell 1000® Value Index and the Bloomberg U.S. Intermediate Government/Credit Bond Index weighted 60% and 40%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Russell Midcap® Value Index, the Portfolio's prior primary benchmark, measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Morningstar Allocation – 50% to 70% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These funds are dominated by domestic holdings and have equity exposures between 50% and 70%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay VP Balanced Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Balanced Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2021 to December 31, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2021 to December 31, 2021. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended
December 31, 2021. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 7/1/21	Ending Account Value (Based on Actual Returns and Expenses) 12/31/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,051.00	$3.67	$1,021.63	$3.62	0.71%
Service Class Shares	$1,000.00	$1,049.60	$4.96	$1,020.37	$4.89	0.96%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of December 31, 2021 (Unaudited)
See Portfolio of Investments beginning on page 13 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of December 31, 2021 (excluding short-term investments) (Unaudited)
1.	U.S. Treasury Notes, 0.75%-2.50%, due 3/31/23–11/15/31
2.	iShares Intermediate Government/Credit Bond ETF
3.	JPMorgan Chase & Co.
4.	UnitedHealth Group, Inc.
5.	Pfizer, Inc.
6.	iShares Russell 1000 Value ETF
7.	Cisco Systems, Inc.
8.	Bank of America Corp.
9.	Morgan Stanley
10.	Comcast Corp., Class A

8	MainStay VP Balanced Portfolio

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Jae S. Yoon, CFA, and Jonathan Swaney of New York Life Investment Management LLC, the Portfolio’s Manager; Kenneth Sommer and AJ Rzad, CFA, of NYL Investors LLC, the Portfolio’s fixed-income Subadvisor; and Migene Kim, CFA, and Mona Patni of MacKay Shields LLC (“MacKay Shields”), the Portfolio’s former equity Subadvisor; and Adam H. Illfelder of Wellington Management Company LLP (“Wellington”), the Portfolio’s current equity Subadvisor.
How did MainStay VP Balanced Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2021?
For the 12 months ended December 31, 2021, MainStay VP Balanced Portfolio returned 17.29% for Initial Class shares and 17.00% for Service Class shares. Over the same period, both share classes underperformed the 25.16% return of the Russell 1000® Value Index, which is the Portfolio’s primary benchmark, and outperformed the −1.44% return of the Bloomberg U.S. Intermediate Government/Credit Bond Index, which is a secondary benchmark of the Portfolio. For the 12 months ended December 31, 2021, both share classes outperformed the 14.03% return of the Balanced Composite Index and underperformed the 28.34% return of the Russell Midcap® Value Index, which are additional benchmarks of the Portfolio. Over the same period, both share classes outperformed the 13.91% return of the Morningstar Allocation—50% to 70% Equity Category Average.1
Were there any changes to the Portfolio during the reporting period?
At meetings held on January 21, January 25 and February 3, 2021, the Board of Trustees of MainStay VP Funds Trust considered and approved, among other related proposals: (i) appointing Wellington as subadvisor to the equity portion of the Portfolio, and the related subadvisory agreement; (ii) modifying the Portfolio’s principal investment strategies and investment process and primary benchmark; and (iii) reducing the Portfolio’s contractual management fee. These changes became effective on May 1, 2021. For more information on these and other changes refer to the supplement dated February 5, 2021.
In the process of implementing the new principal investment strategies and investment process, the Portfolio may have experienced a high level of portfolio turnover. Also during this transition period, the Portfolio may not have been pursuing its investment objective or may not have been managed consistent with its investment strategies as stated in the Prospectus. This may have impacted the Portfolio’s performance.
What factors affected the relative performance of the equity portion of the Portfolio during the reporting period?
MacKay Shields
During the time MacKay Shields managed the equity portion of the Portfolio, the equity portion of the Portfolio outperformed the Russell Midcap® Value Index primarily due to strong stock selection among consumer discretionary and health care stocks. Sector allocation modestly detracted, as the Portfolio held overweight exposure to the benchmark-lagging health care and consumer staples sectors. In terms of stock-selection model efficacy, the combination of signals used by the quantitative stock selection model was rewarded primarily by valuation measures.
Wellington
During the time Wellington managed the equity portion of the Portfolio, the equity portion of the Portfolio outperformed the Russell 1000® Value Index. Security selection in the health care, communication services and industrials sectors enhanced relative returns, as did overweight exposure to health care and underweight exposure to communication services and industrials.
Which market segments were the strongest positive contributors to relative performance in the equity portion of the Portfolio, and which market segments detracted the most?
MacKay Shields
During the time MacKay Shields managed the equity portion of the Portfolio, the strongest positive contributions to the Portfolio’s performance relative to the Russell Midcap® Value Index came from the consumer discretionary, utilities and financials sectors. (Contributions take weightings and total returns into account.) During the same period, the most significant detractors from relative performance were the communication services and consumer staples sectors.
Wellington
During the time Wellington managed the equity portion of the Portfolio, security selection in the health care, communication services and industrials sectors made the strongest positive contributions to performance relative to the Russell 1000® Value Index, while security selection in the information technology, energy and real estate sectors detracted from performance. From an allocation standpoint, the Portfolio’s overweight position in health care and its underweight position in communication services bolstered relative results. Overweight exposure to information technology and underweight exposure to energy were the most significant detractors.
During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?
MacKay Shields
The strongest positive contributions to the absolute performance of the equity portion of the Portfolio during the time it was managed by MacKay Shields included shares in regional banking firm Signature Bank, technology hardware storage & peripherals

1.	See page 5 for more information on benchmark and peer group returns.
9

maker HP, and building products maker Johnson Controls International. During the same period, the most significant detractors from absolute returns were positions in film & TV content producer ViacomCBS, interactive home entertainment provider Take-Two Interactive Software, and oil & gas equipment & services company NOV.
Wellington
The strongest positive contributors to absolute performance during the time Wellington managed the equity portion of the Portfolio were holdings in pharmaceutical companies Pfizer and Eli Lilly, and managed care provider UnitedHealth Group. Shares of Pfizer rose following the company’s announcement that its booster was shown to provide protection against the Omicron variant of COVID-19. The stock also benefitted from the U.S. Food and Drug Administration’s (FDA) decision to grant Emergency Use Authorization for the company’s oral antiviral for post-infection patients, following positive study results that showed the antiviral reduced the risk of hospitalization or death. Shares of Eli Lilly rose after the FDA granted Breakthrough Therapy designation for donanemab, an Alzheimer’s disease treatment. Eli Lilly also gained Emergency Use Authorization in India for the use of baricitinib in severely ill COVID-19 patients. Shares in UnitedHealth Group, the largest managed care company in the United States, rose after the company reported robust revenue growth across its UnitedHealthcare and Optum subsidiaries. Optum, which provides pharmacy benefits (OptumRx), data and analytics (OptumInsight), and care delivery services (OptumHealth), saw growth across all three businesses, expanding to represent a majority of total group earnings.
The most significant detractors from absolute performance included payment technology services provider Global Payments, medical products manufacturer Medtronic and chemical manufacturing company FMC. Shares of Global Payments fell despite the company reporting third-quarter 2021 earnings slightly ahead of consensus estimates and raising the low end of full-year guidance. Shares were undermined by expectations for slightly lower-than-expected fourth-quarter earnings and incremental COVID-19-related headwinds. Medtronic shares declined after the company’s diabetes business received a warning letter from the FDA that prompted a downward revision in guidance. Shares of FMC fell after the company reported third-quarter earnings that missed consensus estimates and lowered guidance for the fiscal year.
Did the equity portion of the Portfolio make any significant purchases or sales during the reporting period?
MacKay Shields
The largest initial purchase in the equity portion of the Portfolio during the time it was managed by MacKay Shields was in shares of digital banking and payment services company Discover
Financial Services, while the largest increase in position size was in mining firm Freeport-McMoRan. The largest full sale was a position in financial exchange Nasdaq, while the largest decreased position size was in regional banking firm First Republic Bank.
Wellington
Outside of initial funding, notable purchases during the time Wellington managed the equity portion of the Portfolio included video game company Electronic Arts (EA) and U.S.-based oil & gas company ConocoPhillips. In our opinion, EA is a heavily discounted growth name forgotten by investors focused on the next crop of gaming companies. We believe EA is quietly executing rather well and delivering growth and profitability that is not reflected in the share price. We see ConocoPhillips as a high-quality company with a robust return profile not reflected in its valuation.
Notable eliminations from the Portfolio included holdings in metal casings company nVent Electric and semiconductor equipment provider KLA. In both instances, the sales came following a period of strong performance. The Portfolio used the proceeds to invest in opportunities with more attractive risk/return dynamics.
How did sector weightings in the equity portion of the Portfolio change during the reporting period?
MacKay Shields
During the time MacKay Shields managed the equity portion of the Portfolio, the largest increases in sector exposures relative to the Russell Midcap® Value Index were in the information technology and utilities sectors. Conversely, the largest decreases in benchmark-relative sector exposures were in the consumer discretionary and financials sectors.
Wellington
During the time Wellington managed the equity portion of the Portfolio, the most notable increases in sector exposures relative to the Russell 1000® Value Index were in communication services and, to a lesser extent, energy. As of the end of the reporting period, both sectors still represented slightly underweight positions relative to the Russell 1000 Value Index. Notable reductions in relative sector exposure included health care, in which the Portfolio held an overweight position as of December 31, 2021, and real estate, where the Portfolio held an underweight position as of the same date.
How was the equity portion of the Portfolio positioned at the end of the reporting period?
MacKay Shields
At the end of the period MacKay Shields managed the equity portion of the Portfolio, the equity portion of the Portfolio held its largest overweight relative to the Russell Midcap® Value Index in the health care and consumer staples sectors. As of the same
10	MainStay VP Balanced Portfolio

date, the Portfolio’s most significantly underweight sector positions were in real estate and materials.
Wellington
As of December 31, 2021, the equity portion of the Portfolio held its most overweight positions relative to the Russell 1000® Value Index in the information technology, health care and financials sectors, and its most underweight positions were in consumer staples, real estate and energy.
What factors affected the relative performance of the fixed-income portion of the Portfolio during the reporting period?
NYL Investors
The fixed-income portion of the Portfolio held overweight positions relative to the Bloomberg U.S. Intermediate Government/Credit Bond Index in U.S. government agencies, corporates, asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) throughout the reporting period. To facilitate these overweight positions, the Portfolio maintained an underweight position in the U.S. Treasury sector. Corporate sector holdings provided the strongest boost to the Portfolio’s performance relative to the Index, followed by ABS and CMBS. Relatively overweight exposure to the U.S. Treasury and the U.S. government agency sectors detracted slightly from relative performance.
During the reporting period, how was the performance of the fixed-income portion of the Portfolio materially affected by investments in derivatives?
NYL Investors
Use of derivatives in the fixed-income portion of the Portfolio was limited to interest rate derivatives employed to keep the duration2 of the Portfolio in line with our target. These interest rate derivatives had a negative impact on performance during the reporting period.
What was the duration strategy of the fixed-income portion of the Portfolio during the reporting period?
NYL Investors
The fixed-income portion of the Portfolio maintained a duration relatively close to that of the Bloomberg U.S. Intermediate Government/Credit Bond Index. On two occasions, the duration of the Portfolio was different from that of the benchmark. Toward the middle of the reporting period, the duration of the Portfolio was shorter than the benchmark, which had a slightly negative impact on performance. Toward the end of the reporting period, the duration of the Portfolio was longer than the benchmark– which also had a slightly negative impact on performance. As of December 31, 2021, the effective duration of the Portfolio was 4.04 years compared to a duration of 4.11 years for the Bloomberg U.S. Intermediate Government/Credit Bond Index.
During the reporting period, which market segments made the strongest positive contributions to the performance of the fixed-income portion of the Portfolio and which market segments were particularly weak?
NYL Investors
During the reporting period, ABS made the strongest positive contribution to the fixed-income portion of the Portfolio’s absolute performance. In the asset-backed sector, the Portfolio’s allocation to commercial loan obligations (CLOs) was the most accretive to absolute performance. The CMBS sector, particularly the non-agency subcomponent, made the second strongest contribution to the Portfolio’s absolute performance.
During the same period, U.S. government agencies produced the weakest contribution to the Portfolio’s absolute performance. In the corporate sector, industrials and financials detracted most. In the interest rate complex, the Portfolio’s duration and yield curve3 positioning detracted from performance, while rolldown positioning added to absolute performance (Rolldown is the return that is earned by owning a longer dated bond in a upward sloping yield curve environment).
Among the Portfolio’s corporate bond holdings, those producing the strongest absolute performance during the reporting period were issued by industrial conglomerate General Electric, vehicle maker Ford Motor, office real estate investment trust Highwoods Properties and industrial conglomerate Marubeni. The bonds with the weakest absolute performance were issued by investment banking firm JPMorgan Chase, diversified financial services company Bank of America and diversified bank Credit Suisse Group.
Did the fixed-income portion of the Portfolio make any significant purchases or sales during the reporting period?
NYL Investors
The largest purchases made by the fixed-income portion of the Portfolio during the reporting period included bonds issued by aircraft leasing company Air Lease, insurer Brighthouse Financial Global Funding and dialysis care provider Fresenius Medical Care. Other notably large purchases included bonds from specialty electronic maker Emerson Electric and aircraft leasing company Aviation Capital Group.
2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
3.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
11

The most significant sales during the same period were bonds issued by energy infrastructure firm Kinder Morgan, diversified financial company Bank of America and medical instrument maker Becton, Dickinson and Company. Other significant but smaller sales were of securities from health care plan provider Cigna and regional bank Mizuho Financial Group.
During the reporting period, how did sector (or industry) weightings change in the fixed-income portion of the Portfolio?
NYL Investors
During the first quarter of 2021, we reduced the Portfolio’s exposure to non-agency residential mortgage-backed securities, on the basis of stretched valuations as well as uncertainty regarding prepayments on premium priced assets. In the latter stages of the first quarter, we took advantage of significant opportunities in the new issue calendar as issuers continued to access the primary market, increasing the Portfolio’s corporate exposure and diversification. At the same time, we found corporate bond valuations that were more attractive on both an option-adjusted spread4 (OAS) basis and an all-in yield basis than during the middle of the quarter.
During the first half of 2021, we increased the Portfolio’s allocation to CLOs rated AAA and AA as the asset class remained one of our highest conviction risk-adjusted relative value opportunities in investment grade fixed income.5
During the second half of the reporting period, in an effort to reduce the negative convexity6 in the Portfolio, we reduced exposure to U.S. government agencies when it became clear that the U.S. Federal Reserve was planning to raise interest rates sooner than originally expected. During the final stages of the fourth quarter, as an OAS tightened, we reduced the Portfolio’s corporate allocation, thereby improving the Portfolio’s flexibility in corporate credit, given our expectations that new issue activity would increase significantly in January 2022.
How was the fixed-income portion of the Portfolio positioned at the end of the reporting period?
NYL Investors
As of December 31, 2021, the fixed-income portion of the Portfolio held overweight exposure relative to the Bloomberg U.S. Intermediate Government/Credit Bond Index in corporate bonds. Within the corporate sector, the Portfolio held overweight positions in financials, industrials and utilities. The Portfolio also held overweight positions in ABS and CMBS. The Portfolio’s largest overweight allocation among spread7 assets was to the ABS sector. As of the same date, the Portfolio held relatively underweight positions in the sovereign, supranational, foreign agency and foreign local government sectors. The Portfolio also held an underweight position in the U.S. Treasury sector.
4.	An option-adjusted spread is the measurement of the spread of a fixed-income security rate and the risk-free rate of return, which is then adjusted to take into account an embedded option.
5.	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor's capacity to meet its financial commitment on the obligation is very strong. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Portfolio.
6.	Convexity is a mathematical measure of the sensitivity of an interest-bearing bond to changes in interest rates.
7.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
12	MainStay VP Balanced Portfolio

Portfolio of Investments December 31, 2021†
	Principal Amount	Value
Long-Term Bonds 29.0%
Asset-Backed Securities 3.3%
Other Asset-Backed Securities 3.3%
AIG CLO LLC
Series 2020-1A, Class AR
1.284% (3 Month LIBOR + 1.16%), due 4/15/34 (a)(b)	$ 600,000	$ 598,702
Apidos CLO XXV
Series 2016-25A, Class A1R
1.302% (3 Month LIBOR + 1.17%), due 10/20/31 (a)(b)	400,000	400,001
Apidos CLO XXX
Series XXXA, Class A2
1.722% (3 Month LIBOR + 1.60%), due 10/18/31 (a)(b)	650,000	650,141
Apidos CLO XXXII
Series 2019-32A, Class A1
1.451% (3 Month LIBOR + 1.32%), due 1/20/33 (a)(b)	500,000	500,043
ARES L CLO Ltd.
Series 2018-50A, Class AR
1.174% (3 Month LIBOR + 1.05%), due 1/15/32 (a)(b)	700,000	700,113
ARES XXXVIII CLO Ltd.
Series 2015-38A, Class BR
1.532% (3 Month LIBOR + 1.40%), due 4/20/30 (a)(b)	400,000	395,068
Battalion CLO Ltd.
Series 2021-21A, Class A
1.312% (3 Month LIBOR + 1.18%), due 7/15/34 (a)(b)	700,000	700,105
CAL Funding IV Ltd.
Series 2020-1A, Class A
2.22%, due 9/25/45 (a)	670,312	667,653
Carlyle Global Market Strategies CLO Ltd.
Series 2013-3A, Class A2R
1.524% (3 Month LIBOR + 1.40%), due 10/15/30 (a)(b)	800,000	797,475
Carlyle US CLO Ltd.
Series 2021-5A, Class B
1.731% (3 Month LIBOR + 1.60%), due 7/20/34 (a)(b)	500,000	496,780
Cedar Funding XII CLO Ltd.
Series 2020-12A, Class A1R
1.263% (3 Month LIBOR + 1.13%), due 10/25/34 (a)(b)	500,000	498,837
ELFI Graduate Loan Program LLC
Series 2021-A, Class A
1.53%, due 12/26/46 (a)	400,000	396,555
	Principal Amount	Value

Other Asset-Backed Securities (continued)
Global SC Finance VII SRL
Series 2021-2A, Class A
1.95%, due 8/17/41 (a)	$ 481,696	$ 475,562
Neuberger Berman Loan Advisers CLO 35 Ltd.
Series 2019-35A, Class A1
1.464% (3 Month LIBOR + 1.34%), due 1/19/33 (a)(b)	600,000	600,084
Neuberger Berman Loan Advisers CLO 37 Ltd.
Series 2020-37A, Class BR
1.582% (3 Month LIBOR + 1.45%), due 7/20/31 (a)(b)	500,000	500,006
Octagon Investment Partners 29 Ltd.
Series 2016-1A, Class AR
1.304% (3 Month LIBOR + 1.18%), due 1/24/33 (a)(b)	350,000	349,401
Palmer Square CLO Ltd. (a)(b)
Series 2014-1A, Class A1R2
1.252% (3 Month LIBOR + 1.13%), due 1/17/31	250,000	250,070
Series 2015-2A, Class A2R2
1.681% (3 Month LIBOR + 1.55%), due 7/20/30	750,000	749,371
Palmer Square Loan Funding Ltd.
Series 2021-3A, Class A2
1.571% (3 Month LIBOR + 1.40%), due 7/20/29 (a)(b)	500,000	500,077
Progress Residential
Series 2021-SFR3, Class A
1.637%, due 5/17/26 (a)	498,827	492,355
Regatta XIV Funding Ltd.
Series 2018-3A, Class A
1.314% (3 Month LIBOR + 1.19%), due 10/25/31 (a)(b)	600,000	599,798
Regatta XV Funding Ltd.
Series 2018-4A, Class A1
1.354% (3 Month LIBOR + 1.23%), due 10/25/31 (a)(b)	250,000	250,088
STORE Master Funding LLC
Series 2021-1A, Class A1
2.12%, due 6/20/51 (a)	243,141	239,592
THL Credit Wind River CLO Ltd.
Series 2017-4A, Class A
1.31% (3 Month LIBOR + 1.15%), due 11/20/30 (a)(b)	250,000	250,003
Tiaa CLO III Ltd.
Series 2017-2A, Class A
1.272% (3 Month LIBOR + 1.15%), due 1/16/31 (a)(b)	350,000	348,049

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments December 31, 2021† (continued)
	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
Trestles CLO IV Ltd.
Series 2021-4A, Class A
1.294% (3 Month LIBOR + 1.17%), due 7/21/34 (a)(b)	$ 300,000	$ 299,999
Vantage Data Centers LLC
Series 2020-1A, Class A2
1.645%, due 9/15/45 (a)	725,000	708,611
Wellfleet CLO Ltd.
Series 2021-2A, Class A1
1.324% (3 Month LIBOR + 1.20%), due 7/15/34 (a)(b)	373,333	373,561
Total Asset-Backed Securities (Cost $13,832,510)		13,788,100
Corporate Bonds 12.1%
Aerospace & Defense 0.2%
Boeing Co. (The)
3.10%, due 5/1/26	240,000	250,073
3.25%, due 2/1/28	325,000	338,647
5.15%, due 5/1/30	375,000	436,913
		1,025,633
Apparel 0.0% ‡
Ralph Lauren Corp.
1.70%, due 6/15/22	175,000	176,068
Auto Manufacturers 1.0%
Daimler Finance North America LLC
2.625%, due 3/10/30 (a)	250,000	255,966
Daimler Trucks Finance North America LLC
2.00%, due 12/14/26 (a)	550,000	552,347
Ford Motor Credit Co. LLC
3.087%, due 1/9/23	425,000	432,185
3.664%, due 9/8/24	725,000	753,094
General Motors Financial Co., Inc.
1.05%, due 3/8/24	200,000	198,943
1.50%, due 6/10/26	1,275,000	1,254,485
Hyundai Capital America (a)
1.80%, due 1/10/28	225,000	217,435
2.375%, due 10/15/27	375,000	372,895
		4,037,350
	Principal Amount	Value

Banks 2.0%
Banco Santander SA
1.722% (1 Year Treasury Constant Maturity Rate + 0.90%), due 9/14/27 (b)	$ 400,000	$ 392,721
Bank of America Corp.
2.087%, due 6/14/29 (c)	1,000,000	992,971
BNP Paribas SA
2.588% (5 Year Treasury Constant Maturity Rate + 2.05%), due 8/12/35 (a)(b)	435,000	416,736
Citigroup, Inc.
3.20%, due 10/21/26	930,000	985,510
Goldman Sachs Group, Inc. (The)
1.948%, due 10/21/27 (c)	450,000	448,020
JPMorgan Chase & Co.
1.578%, due 4/22/27 (c)	1,230,000	1,215,503
Lloyds Banking Group plc
0.695% (1 Year Treasury Constant Maturity Rate + 0.55%), due 5/11/24 (b)	430,000	428,294
Morgan Stanley
2.484%, due 9/16/36 (c)	300,000	288,885
3.625%, due 1/20/27	350,000	379,456
4.35%, due 9/8/26	820,000	906,377
Societe Generale SA
1.792% (1 Year Treasury Constant Maturity Rate + 1.00%), due 6/9/27 (a)(b)	350,000	342,508
Standard Chartered plc
0.991% (1 Year Treasury Constant Maturity Rate + 0.78%), due 1/12/25 (a)(b)	200,000	197,742
Sumitomo Mitsui Trust Bank Ltd.
1.35%, due 9/16/26 (a)	625,000	614,365
Truist Financial Corp.
1.267%, due 3/2/27 (c)	375,000	367,916
UBS Group AG
1.364% (1 Year Treasury Constant Maturity Rate + 1.08%), due 1/30/27 (a)(b)	475,000	464,277
		8,441,281
Beverages 0.3%
Anheuser-Busch InBev Worldwide, Inc.
4.75%, due 1/23/29	760,000	884,591
Diageo Capital plc
2.125%, due 4/29/32	325,000	322,354
		1,206,945

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Balanced Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Building Materials 0.3%
Martin Marietta Materials, Inc.
3.45%, due 6/1/27	$ 425,000	$ 453,061
Owens Corning
3.95%, due 8/15/29	700,000	766,898
		1,219,959
Chemicals 0.2%
International Flavors & Fragrances, Inc.
1.832%, due 10/15/27 (a)	275,000	269,981
LYB International Finance III LLC
1.25%, due 10/1/25	172,000	169,088
NewMarket Corp.
4.10%, due 12/15/22	525,000	540,772
		979,841
Commercial Services 0.2%
Ashtead Capital, Inc.
2.45%, due 8/12/31 (a)	450,000	438,162
Global Payments, Inc.
2.15%, due 1/15/27	325,000	326,293
		764,455
Diversified Financial Services 1.1%
AerCap Ireland Capital DAC
3.00%, due 10/29/28	700,000	709,895
Air Lease Corp.
0.70%, due 2/15/24	1,150,000	1,131,761
Aircastle Ltd.
2.85%, due 1/26/28 (a)	500,000	502,894
Antares Holdings LP
3.95%, due 7/15/26 (a)	250,000	257,070
Aviation Capital Group LLC (a)
1.95%, due 1/30/26	250,000	243,844
1.95%, due 9/20/26	475,000	461,360
Blackstone Holdings Finance Co. LLC
1.625%, due 8/5/28 (a)	350,000	339,911
BOC Aviation USA Corp.
1.625%, due 4/29/24 (a)	400,000	399,395
LSEGA Financing plc
2.00%, due 4/6/28 (a)	400,000	394,823
Thirax 1 LLC
0.968%, due 1/14/33	211,859	204,036
		4,644,989
Electric 1.0%
Commonwealth Edison Co.
3.10%, due 11/1/24 (d)	250,000	260,938
	Principal Amount	Value

Electric (continued)
DTE Electric Co.
2.65%, due 6/15/22	$ 500,000	$ 502,190
DTE Energy Co.
Series F
1.05%, due 6/1/25	250,000	244,941
Entergy Arkansas LLC
3.70%, due 6/1/24	500,000	525,246
Entergy Corp.
4.00%, due 7/15/22	1,000,000	1,012,176
FirstEnergy Transmission LLC
4.35%, due 1/15/25 (a)	700,000	744,213
Pinnacle West Capital Corp.
1.30%, due 6/15/25	625,000	614,740
Tampa Electric Co.
2.40%, due 3/15/31	225,000	227,245
		4,131,689
Electrical Components & Equipment 0.3%
Emerson Electric Co.
1.80%, due 10/15/27	400,000	401,681
2.00%, due 12/21/28	750,000	749,912
		1,151,593
Electronics 0.1%
Flex Ltd.
3.75%, due 2/1/26	275,000	293,702
Food 0.1%
Conagra Brands, Inc.
4.85%, due 11/1/28	450,000	519,091
Forest Products & Paper 0.1%
Georgia-Pacific LLC
0.95%, due 5/15/26 (a)	225,000	218,203
Healthcare-Products 0.2%
Baxter International, Inc.
2.272%, due 12/1/28 (a)	625,000	629,527
Healthcare-Services 0.3%
Fresenius Medical Care U.S. Finance III, Inc. (a)
1.875%, due 12/1/26	225,000	222,577
2.375%, due 2/16/31	1,025,000	979,431
		1,202,008
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments December 31, 2021† (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Home Builders 0.2%
MDC Holdings, Inc.
2.50%, due 1/15/31	$ 225,000	$ 217,627
PulteGroup, Inc.
5.50%, due 3/1/26	575,000	653,787
		871,414
Insurance 0.3%
Brighthouse Financial Global Funding
1.00%, due 4/12/24 (a)	975,000	966,647
Principal Life Global Funding II
1.25%, due 8/16/26 (a)	350,000	341,570
		1,308,217
Investment Companies 0.2%
Blackstone Secured Lending Fund
2.125%, due 2/15/27 (a)	175,000	170,332
2.75%, due 9/16/26	250,000	249,960
Prospect Capital Corp.
3.437%, due 10/15/28	475,000	457,081
		877,373
Iron & Steel 0.1%
Nucor Corp.
2.00%, due 6/1/25	275,000	280,397
Media 0.2%
Charter Communications Operating LLC
2.25%, due 1/15/29	325,000	317,102
Thomson Reuters Corp.
3.85%, due 9/29/24	300,000	316,999
		634,101
Mining 0.2%
Anglo American Capital plc (a)
2.25%, due 3/17/28	525,000	515,567
5.625%, due 4/1/30	400,000	473,939
		989,506
Oil & Gas 0.2%
Valero Energy Corp.
2.85%, due 4/15/25	675,000	699,209
Oil & Gas Services 0.2%
Schlumberger Holdings Corp.
3.75%, due 5/1/24 (a)	925,000	970,432
	Principal Amount	Value

Packaging & Containers 0.2%
WRKCo, Inc.
3.75%, due 3/15/25	$ 925,000	$ 985,492
Pharmaceuticals 0.6%
AbbVie, Inc.
2.95%, due 11/21/26	600,000	632,321
Bayer US Finance II LLC
4.375%, due 12/15/28 (a)	600,000	670,164
Cigna Corp.
2.375%, due 3/15/31	250,000	251,285
CVS Health Corp.
1.875%, due 2/28/31	490,000	470,109
Merck & Co., Inc.
2.15%, due 12/10/31	325,000	325,906
		2,349,785
Pipelines 0.1%
Texas Eastern Transmission LP
2.80%, due 10/15/22 (a)	225,000	227,440
Real Estate Investment Trusts 1.2%
American Campus Communities Operating Partnership LP
3.30%, due 7/15/26	900,000	948,169
Brixmor Operating Partnership LP
2.50%, due 8/16/31	150,000	146,788
CubeSmart LP
2.25%, due 12/15/28	550,000	550,073
Highwoods Realty LP
3.875%, due 3/1/27	1,350,000	1,471,910
Kimco Realty Corp.
2.80%, due 10/1/26	500,000	519,688
Realty Income Corp.
3.95%, due 8/15/27	890,000	986,795
Simon Property Group LP
1.75%, due 2/1/28	375,000	367,753
Spirit Realty LP
2.70%, due 2/15/32	175,000	173,149
		5,164,325
Retail 0.2%
Advance Auto Parts, Inc.
1.75%, due 10/1/27	150,000	145,560
CK Hutchison International 21 Ltd.
1.50%, due 4/15/26 (a)	375,000	369,903
Walmart, Inc.
1.50%, due 9/22/28	400,000	397,523
		912,986

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP Balanced Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Semiconductors 0.1%
Skyworks Solutions, Inc.
1.80%, due 6/1/26	$ 300,000	$ 296,905
Telecommunications 0.7%
AT&T, Inc.
4.35%, due 3/1/29	775,000	870,539
T-Mobile US, Inc.
2.55%, due 2/15/31	825,000	820,854
Verizon Communications, Inc.
2.10%, due 3/22/28	350,000	350,667
3.376%, due 2/15/25	6,000	6,386
4.016%, due 12/3/29	912,000	1,022,444
		3,070,890
Total Corporate Bonds (Cost $49,655,265)		50,280,806
Foreign Government Bonds 0.1%
Philippines 0.1%
Philippine Government Bond
3.00%, due 2/1/28	200,000	214,467
Poland 0.0% ‡
Poland Government Bond
5.00%, due 3/23/22	50,000	50,494
Total Foreign Government Bonds (Cost $245,130)		264,961
Mortgage-Backed Securities 0.5%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.5%
BFLD Trust
Series 2021-FPM, Class A
1.71% (1 Month LIBOR + 1.60%), due 6/15/38 (a)(b)	500,000	499,699
Citigroup Commercial Mortgage Trust
Series 2020-420K, Class A
2.456%, due 11/10/42 (a)(e)	500,000	499,594
Series 2020-GC46, Class A5
2.717%, due 2/15/53	500,000	519,236
CSMC WEST Trust
Series 2020-WEST, Class A
3.04%, due 2/15/35 (a)	500,000	515,244
Total Mortgage-Backed Securities (Cost $2,033,252)		2,033,773
	Principal Amount	Value
U.S. Government & Federal Agencies 13.0%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 0.7%
FFCB
2.03%, due 1/21/28	$ 850,000	$ 878,646
2.13%, due 4/19/34	450,000	444,584
FHLB
1.60%, due 12/17/26	430,000	430,184
3.125%, due 9/12/25	800,000	857,562
		2,610,976
United States Treasury Notes 12.3%
U.S. Treasury Notes
0.75%, due 12/31/23	6,050,000	6,051,181
1.00%, due 12/15/24	18,290,000	18,310,005
1.25%, due 12/31/26	8,000,000	7,991,250
1.375%, due 12/31/28	7,060,000	7,028,009
1.375%, due 11/15/31	7,660,000	7,563,053
2.50%, due 3/31/23	4,000,000	4,098,594
		51,042,092
Total U.S. Government & Federal Agencies (Cost $53,514,568)		53,653,068
Total Long-Term Bonds (Cost $119,280,725)		120,020,708

	Shares
Common Stocks 63.5%
Aerospace & Defense 3.5%
General Dynamics Corp.	16,272	3,392,224
L3Harris Technologies, Inc.	16,382	3,493,298
Northrop Grumman Corp.	8,732	3,379,895
Raytheon Technologies Corp.	47,299	4,070,552
		14,335,969
Auto Components 0.9%
Gentex Corp.	102,537	3,573,414
Banks 6.5%
Bank of America Corp.	133,239	5,927,803
JPMorgan Chase & Co.	59,700	9,453,495
M&T Bank Corp.	27,022	4,150,039
PNC Financial Services Group, Inc. (The)	19,777	3,965,684
Truist Financial Corp.	60,718	3,555,039
		27,052,060
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments December 31, 2021† (continued)
	Shares	Value
Common Stocks (continued)
Beverages 0.9%
Keurig Dr Pepper, Inc.	98,648	$ 3,636,165
Building Products 1.6%
Fortune Brands Home & Security, Inc.	28,037	2,997,155
Johnson Controls International plc	43,552	3,541,213
		6,538,368
Capital Markets 2.8%
ARES Management Corp.	37,094	3,014,629
LPL Financial Holdings, Inc.	22,297	3,569,527
Morgan Stanley	53,166	5,218,775
		11,802,931
Chemicals 1.6%
Axalta Coating Systems Ltd. (f)	87,743	2,906,048
Celanese Corp.	23,185	3,896,471
		6,802,519
Communications Equipment 2.8%
Cisco Systems, Inc.	121,238	7,682,852
F5, Inc. (f)	16,856	4,124,832
		11,807,684
Containers & Packaging 0.7%
Sealed Air Corp.	44,905	3,029,740
Electric Utilities 1.0%
Exelon Corp.	72,781	4,203,831
Electrical Equipment 0.7%
Hubbell, Inc.	14,588	3,038,243
Electronic Equipment, Instruments & Components 0.8%
Corning, Inc.	93,388	3,476,835
Entertainment 0.9%
Electronic Arts, Inc.	29,028	3,828,793
Equity Real Estate Investment Trusts 1.7%
Gaming and Leisure Properties, Inc.	80,476	3,915,962
Host Hotels & Resorts, Inc. (f)	191,736	3,334,289
		7,250,251
Food Products 1.0%
Mondelez International, Inc., Class A	59,659	3,955,988
	Shares	Value

Health Care Equipment & Supplies 2.6%
Becton Dickinson and Co.	14,461	$ 3,636,652
Boston Scientific Corp. (f)	76,968	3,269,601
Medtronic plc	37,058	3,833,650
		10,739,903
Health Care Providers & Services 4.9%
Anthem, Inc.	13,773	6,384,336
Centene Corp. (f)	52,132	4,295,677
UnitedHealth Group, Inc.	18,946	9,513,545
		20,193,558
Household Durables 0.8%
Lennar Corp., Class A	26,768	3,109,371
Insurance 3.9%
Assurant, Inc.	18,939	2,951,832
Chubb Ltd.	26,127	5,050,610
MetLife, Inc.	80,238	5,014,073
Progressive Corp. (The)	32,163	3,301,532
		16,318,047
Interactive Media & Services 1.3%
Alphabet, Inc., Class C (f)	1,828	5,289,483
IT Services 2.3%
Amdocs Ltd.	34,421	2,576,068
Fidelity National Information Services, Inc.	31,908	3,482,758
Global Payments, Inc.	25,262	3,414,917
		9,473,743
Machinery 0.8%
Middleby Corp. (The) (f)	16,725	3,290,811
Media 2.3%
Comcast Corp., Class A	131,910	6,639,031
Omnicom Group, Inc.	40,212	2,946,333
		9,585,364
Multi-Utilities 1.8%
Dominion Energy, Inc.	47,363	3,720,837
Sempra Energy	28,184	3,728,180
		7,449,017
Oil, Gas & Consumable Fuels 2.7%
ConocoPhillips	58,078	4,192,070
Phillips 66	44,806	3,246,643

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP Balanced Portfolio

	Shares	Value
Common Stocks (continued)
Oil, Gas & Consumable Fuels (continued)
Pioneer Natural Resources Co.	20,390	$ 3,708,533
		11,147,246
Pharmaceuticals 6.1%
AstraZeneca plc, Sponsored ADR	56,441	3,287,688
Eli Lilly and Co.	17,856	4,932,184
Merck & Co., Inc.	62,054	4,755,819
Pfizer, Inc.	152,997	9,034,473
Roche Holding AG	7,687	3,186,533
		25,196,697
Real Estate Management & Development 0.8%
CBRE Group, Inc., Class A (f)	29,153	3,163,392
Road & Rail 0.7%
Knight-Swift Transportation Holdings, Inc.	44,650	2,720,971
Semiconductors & Semiconductor Equipment 2.6%
Analog Devices, Inc.	20,721	3,642,130
Micron Technology, Inc.	42,427	3,952,075
Qorvo, Inc. (f)	20,520	3,209,123
		10,803,328
Software 0.4%
VMware, Inc., Class A	15,304	1,773,428
Specialty Retail 2.1%
Home Depot, Inc. (The)	6,322	2,623,693
TJX Cos., Inc. (The)	44,538	3,381,325
Victoria's Secret & Co. (f)	51,219	2,844,703
		8,849,721
Total Common Stocks (Cost $232,904,739)		263,436,871
Exchange-Traded Funds 5.3%
iShares Intermediate Government/Credit Bond ETF	125,245	14,246,619
iShares Russell 1000 Value ETF	46,066	7,735,863
Total Exchange-Traded Funds (Cost $21,051,500)		21,982,482
	Shares	Value
Short-Term Investments 1.2%
Affiliated Investment Company 1.1%
MainStay U.S. Government Liquidity Fund, 0.01% (g)	4,714,655	$ 4,714,655
Unaffiliated Investment Company 0.1%
Wells Fargo Government Money Market Fund, 0.10% (g)(h)	166,005	166,005
Total Short-Term Investments (Cost $4,880,660)		4,880,660
Total Investments (Cost $378,117,624)	99.0%	410,320,721
Other Assets, Less Liabilities	1.0	4,264,873
Net Assets	100.0%	$ 414,585,594

†	Percentages indicated are based on Portfolio net assets.
‡	Less than one-tenth of a percent.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Floating rate—Rate shown was the rate in effect as of December 31, 2021.
(c)	Fixed to floating rate—Rate shown was the rate in effect as of December 31, 2021.
(d)	All or a portion of this security was held on loan. As of December 31, 2021, the aggregate market value of securities on loan was $161,782. The Portfolio received cash collateral with a value of $166,005. (See Note 2(I))
(e)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of December 31, 2021.
(f)	Non-income producing security.
(g)	Current yield as of December 31, 2021.
(h)	Represents a security purchased with cash collateral received for securities on loan.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments December 31, 2021† (continued)
Futures Contracts
As of December 31, 2021, the Portfolio held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
U.S. Treasury 2 Year Notes	49	March 2022	$ 10,724,572	$ 10,690,422	$ (34,150)
U.S. Treasury 5 Year Notes	10	March 2022	1,212,908	1,209,766	(3,142)
U.S. Treasury 10 Year Notes	17	March 2022	2,214,413	2,217,969	3,556
Total Long Contracts					(33,736)
Short Contracts
U.S. Treasury 10 Year Ultra Bonds	(25)	March 2022	(3,642,932)	(3,660,938)	(18,006)
U.S. Treasury Long Bonds	(1)	March 2022	(160,304)	(160,438)	(134)
Total Short Contracts					(18,140)
Net Unrealized Depreciation					$ (51,876)

1.	As of December 31, 2021, cash in the amount of $46,371 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2021.

Abbreviation(s):
ADR—American Depositary Receipt
CLO—Collateralized Loan Obligation
ETF—Exchange-Traded Fund
FFCB—Federal Farm Credit Bank
FHLB—Federal Home Loan Bank
LIBOR—London Interbank Offered Rate
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay VP Balanced Portfolio

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021, for valuing the Portfolio’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$ —	$ 13,788,100	$ —	$ 13,788,100
Corporate Bonds	—	50,280,806	—	50,280,806
Foreign Government Bonds	—	264,961	—	264,961
Mortgage-Backed Securities	—	2,033,773	—	2,033,773
U.S. Government & Federal Agencies	—	53,653,068	—	53,653,068
Total Long-Term Bonds	—	120,020,708	—	120,020,708
Common Stocks
Pharmaceuticals	22,010,164	3,186,533	—	25,196,697
All Other Industries	238,240,174	—	—	238,240,174
Total Common Stocks	260,250,338	3,186,533	—	263,436,871
Exchange-Traded Funds	21,982,482	—	—	21,982,482
Short-Term Investments
Affiliated Investment Company	4,714,655	—	—	4,714,655
Unaffiliated Investment Company	166,005	—	—	166,005
Total Short-Term Investments	4,880,660	—	—	4,880,660
Total Investments in Securities	287,113,480	123,207,241	—	410,320,721
Other Financial Instruments
Futures Contracts (b)	3,556	—	—	3,556
Total Investments in Securities and Other Financial Instruments	$ 287,117,036	$ 123,207,241	$ —	$ 410,324,277
Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$ (55,432)	$ —	$ —	$ (55,432)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Statement of Assets and Liabilities as of December 31, 2021
Assets
Investment in unaffiliated securities, at value (identified cost $373,402,969) including securities on loan of $161,782	$405,606,066
Investment in affiliated investment companies, at value (identified cost $4,714,655)	4,714,655
Cash	9,180,308
Cash collateral on deposit at broker for futures contracts	46,371
Receivables:
Investment securities sold	1,014,152
Dividends and interest	679,040
Portfolio shares sold	504,016
Securities lending	909
Other assets	1,631
Total assets	421,747,148
Liabilities
Cash collateral received for securities on loan	166,005
Payables:
Investment securities purchased	6,556,959
Manager (See Note 3)	223,619
NYLIFE Distributors (See Note 3)	81,344
Portfolio shares redeemed	69,576
Professional fees	33,684
Shareholder communication	12,148
Custodian	9,546
Variation margin on futures contracts	2,824
Trustees	462
Accrued expenses	5,387
Total liabilities	7,161,554
Net assets	$414,585,594
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 24,875
Additional paid-in-capital	306,396,424
306,421,299
Total distributable earnings (loss)	108,164,295
Net assets	$414,585,594
Initial Class
Net assets applicable to outstanding shares	$ 22,345,330
Shares of beneficial interest outstanding	1,326,339
Net asset value per share outstanding	$ 16.85
Service Class
Net assets applicable to outstanding shares	$392,240,264
Shares of beneficial interest outstanding	23,548,549
Net asset value per share outstanding	$ 16.66

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay VP Balanced Portfolio

Statement of Operations for the year ended December 31, 2021
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $369)	$ 4,942,082
Interest	2,102,738
Securities lending	58,187
Dividends-affiliated	264
Total income	7,103,271
Expenses
Manager (See Note 3)	2,579,255
Distribution/Service—Service Class (See Note 3)	916,712
Professional fees	99,837
Shareholder communication	52,330
Custodian	39,090
Trustees	8,005
Miscellaneous	19,683
Total expenses	3,714,912
Net investment income (loss)	3,388,359
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	78,124,617
Futures transactions	(394,684)
Foreign currency transactions	(16,712)
Net realized gain (loss)	77,713,221
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(21,419,683)
Futures contracts	(85,155)
Net change in unrealized appreciation (depreciation)	(21,504,838)
Net realized and unrealized gain (loss)	56,208,383
Net increase (decrease) in net assets resulting from operations	$ 59,596,742
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Statements of Changes in Net Assets
for the years ended December 31, 2021 and December 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 3,388,359	$ 4,428,441
Net realized gain (loss)	77,713,221	6,164,007
Net change in unrealized appreciation (depreciation)	(21,504,838)	9,512,059
Net increase (decrease) in net assets resulting from operations	59,596,742	20,104,507
Distributions to shareholders:
Initial Class	(670,643)	(1,017,200)
Service Class	(11,090,271)	(18,038,419)
Total distributions to shareholders	(11,760,914)	(19,055,619)
Capital share transactions:
Net proceeds from sales of shares	58,759,681	26,609,990
Net asset value of shares issued to shareholders in reinvestment of distributions	11,760,914	19,055,619
Cost of shares redeemed	(57,336,035)	(86,852,589)
Increase (decrease) in net assets derived from capital share transactions	13,184,560	(41,186,980)
Net increase (decrease) in net assets	61,020,388	(40,138,092)
Net Assets
Beginning of year	353,565,206	393,703,298
End of year	$414,585,594	$353,565,206
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay VP Balanced Portfolio

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Initial Class	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 14.83	$ 14.59	$ 13.23	$ 15.18	$ 14.26
Net investment income (loss) (a)	0.18	0.21	0.25	0.28	0.23
Net realized and unrealized gain (loss)	2.36	0.88	1.93	(1.31)	1.18
Total from investment operations	2.54	1.09	2.18	(1.03)	1.41
Less distributions:
From net investment income	(0.22)	(0.30)	(0.29)	(0.25)	(0.19)
From net realized gain on investments	(0.30)	(0.55)	(0.53)	(0.67)	(0.30)
Total distributions	(0.52)	(0.85)	(0.82)	(0.92)	(0.49)
Net asset value at end of year	$ 16.85	$ 14.83	$ 14.59	$ 13.23	$ 15.18
Total investment return (b)	17.29%	7.90%	16.75%	(7.36)%	10.02%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.11%	1.52%	1.75%	1.88%	1.54%
Net expenses (c)	0.72%	0.76%	0.76%	0.74%	0.74%
Portfolio turnover rate	195%	218%	186%	209%	174%
Net assets at end of year (in 000's)	$ 22,345	$ 18,533	$ 18,653	$ 16,084	$ 17,209

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended December 31,
Service Class	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 14.67	$ 14.43	$ 13.09	$ 15.03	$ 14.13
Net investment income (loss) (a)	0.14	0.17	0.21	0.24	0.19
Net realized and unrealized gain (loss)	2.34	0.88	1.91	(1.30)	1.17
Total from investment operations	2.48	1.05	2.12	(1.06)	1.36
Less distributions:
From net investment income	(0.19)	(0.26)	(0.25)	(0.21)	(0.16)
From net realized gain on investments	(0.30)	(0.55)	(0.53)	(0.67)	(0.30)
Total distributions	(0.49)	(0.81)	(0.78)	(0.88)	(0.46)
Net asset value at end of year	$ 16.66	$ 14.67	$ 14.43	$ 13.09	$ 15.03
Total investment return (b)	17.00%	7.63%	16.46%	(7.59)%	9.75%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.86%	1.27%	1.50%	1.62%	1.28%
Net expenses (c)	0.97%	1.01%	1.01%	0.99%	0.99%
Portfolio turnover rate	195%	218%	186%	209%	174%
Net assets at end of year (in 000's)	$ 392,240	$ 335,032	$ 375,050	$ 352,496	$ 426,646

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Notes to Financial Statements
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Balanced Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio (formerly known as MainStay VP Moderate Growth Allocation Portfolio) and MainStay VP Equity Allocation Portfolio (formerly known as MainStay VP Growth Allocation Portfolio), which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	May 2, 2005
Service Class	May 2, 2005
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek total return.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio
prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
The Board of Trustees of the Fund (the "Board") adopted procedures establishing methodologies for the valuation of the Portfolio's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market

26	MainStay VP Balanced Portfolio

participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2021, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio's valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of December 31, 2021, were fair valued in such a manner.
If the principal market of certain foreign equity securities is closed in observance of a local foreign holiday, these securities are valued using the last closing price of regular trading on the relevant exchange and fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board. These securities are generally categorized as Level 2 in the hierarchy. Securities that were fair valued in such a manner as of December 31, 2021, are shown in the Portfolio of Investments.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Exchange-traded funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
27

Notes to Financial Statements (continued)
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisors. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisors, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

28	MainStay VP Balanced Portfolio

(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Portfolio did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Portfolio's investment in futures contracts and other derivatives may increase the volatility of the Portfolio's NAVs and may result in a loss to the Portfolio. Open futures contracts as of December 31, 2021, are shown in the Portfolio of Investments.
(H) Foreign Currency Transactions. The Portfolio's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(I) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the
29

Notes to Financial Statements (continued)
Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of December 31, 2021, are shown in the Portfolio of Investments.
Prior to February 22, 2021, these services were provided by State Street Bank and Trust Company (“State Street”).
(J) Debt Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.
Investments in the Portfolio are not guaranteed, even though some of the Portfolio’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Portfolio’s investment. If interest rates rise, less of the debt may be prepaid and the Portfolio may lose money because the Portfolio may be unable to invest in higher yielding assets. The Portfolio is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.
The Portfolio may invest in foreign debt securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets.
(K) LIBOR Replacement Risk. The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial
Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. However, certain LIBOR tenors will continue beyond 2021 and the most widely used LIBOR tenors may continue until mid-2023. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known. New York Life Investments is currently working to assess exposure and will modify contracts as necessary.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. While the transition away from LIBOR has already begun with no material adverse effect to the Portfolio's performance, the transition is expected to last through mid-2023 for some LIBOR tenors. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period.
(L) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
(M) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Portfolio's derivative and hedging activities, including how such activities are

30	MainStay VP Balanced Portfolio

accounted for and their effect on the Portfolio's financial positions, performance and cash flows.
The Portfolio entered into futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Portfolio’s securities as well as to help manage the duration and yield curve positioning of the portfolio.
Fair value of derivative instruments as of December 31, 2021:
Asset Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$3,556	$3,556
Total Fair Value	$3,556	$3,556

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Liability Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized depreciation on futures contracts (a)	$(55,432)	$(55,432)
Total Fair Value	$(55,432)	$(55,432)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2021:
Net Realized Gain (Loss) from:	Interest Rate Contracts Risk	Total
Futures Contracts	$(394,684)	$(394,684)
Total Net Realized Gain (Loss)	$(394,684)	$(394,684)

Net Change in Unrealized Appreciation (Depreciation)	Interest Rate Contracts Risk	Total
Futures Contracts	$(85,155)	$(85,155)
Total Net Change in Unrealized Appreciation (Depreciation)	$(85,155)	$(85,155)

Average Notional Amount	Total
Futures Contracts Long	$16,767,506
Futures Contracts Short	$ (5,056,844)
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisors. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. During a portion of the year ended December 31, 2021, the Portfolio reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. The Portfolio’s subadvisor changed effective May 1, 2021, due to the removal of MacKay Shields LLC ("MacKay Shields") as the subadvisor to the equity portion of the Portfolio and the appointment of Wellington Management Company LLP (“Wellington” or the “Subadvisor”) as the subadvisor to the equity portion of the Portfolio. Wellington, a registered investment adviser, is responsible for the day-to-day portfolio management of the equity portion of the Fund, pursuant to the terms of a Subadvisory Agreement (a “Subadvisory Agreement”) between New York Life Investments and Wellington. NYL Investors LLC (“NYL Investors” or the “Subadvisor,” and, together with Wellington, the “Subadvisors”), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the fixed-income portion of the Portfolio, pursuant to the terms of a Subadvisory Agreement between New York Life Investments and NYL Investors. New York Life Investments pays for the services of the Subadvisors.
Effective May 1, 2021, under the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.65% up to $1 billion; 0.625% from $1 billion to $2 billion; and 0.60% in excess of $2 billion.
Prior to May 1, 2021, the Fund paid the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.70% up to $1 billion; 0.65% from $1 billion to $2 billion; and 0.60% in excess of $2 billion. During the year ended December 31, 2021, the effective management fee rate was 0.67%.
During the year ended December 31, 2021, New York Life Investments earned fees from the Portfolio in the amount of $2,579,255 and paid MacKay Shields, Wellington and NYL Investors fees of $253,378, $443,350 and $432,323, respectively.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger
31

Notes to Financial Statements (continued)
accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Prior to February 22, 2021, these services were provided by State Street.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life
Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C) Investments in Affiliates (in 000’s).  During the year ended December 31, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ —	$ 45,641	$ (40,926)	$ —	$ —	$ 4,715	$ —(a)	$ —	4,715

(a)	Less than $500.

Note 4-Federal Income Tax
As of December 31, 2021, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$378,497,379	$36,460,912	$(4,658,244)	$31,802,668
As of December 31, 2021, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$41,276,080	$35,045,570	$19,302	$31,823,343	$108,164,295
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, cumulative bond amortization, and mark to market of futures contracts. The other temporary differences are primarily due to deferred dividends from real estate investment trusts (“REITs”).
During the years ended December 31, 2021 and December 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2021	2020
Distributions paid from:
Ordinary Income	$ 7,812,426	$10,837,122
Long-Term Capital Gains	3,948,488	8,218,497
Total	$11,760,914	$19,055,619
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Prior to February 22, 2021, these services were provided by State Street. The services provided by State Street were a direct expense of the Portfolio and are included in the Statement of Operations as Custodian fees which totaled $6,438 for the period January 1, 2021 through February 21, 2021.

32	MainStay VP Balanced Portfolio

Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate ("LIBOR"), whichever is higher. The Credit Agreement expires on July 26, 2022, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2021, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2021, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended December 31, 2021, purchases and sales of U.S. government securities were $478,529 and $445,288, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $260,006 and $285,633, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended December 31, 2021 and December 31, 2020, were as follows:
Initial Class	Shares	Amount
Year ended December 31, 2021:
Shares sold	120,400	$ 1,937,700
Shares issued to shareholders in reinvestment of distributions	41,246	670,643
Shares redeemed	(85,289)	(1,376,746)
Net increase (decrease)	76,357	$ 1,231,597
Year ended December 31, 2020:
Shares sold	86,898	$ 1,207,655
Shares issued to shareholders in reinvestment of distributions	73,825	1,017,200
Shares redeemed	(189,520)	(2,605,835)
Net increase (decrease)	(28,797)	$ (380,980)

Service Class	Shares	Amount
Year ended December 31, 2021:
Shares sold	3,506,546	$ 56,821,981
Shares issued to shareholders in reinvestment of distributions	689,492	11,090,271
Shares redeemed	(3,488,227)	(55,959,289)
Net increase (decrease)	707,811	$ 11,952,963
Year ended December 31, 2020:
Shares sold	1,840,287	$ 25,402,335
Shares issued to shareholders in reinvestment of distributions	1,322,542	18,038,419
Shares redeemed	(6,305,685)	(84,246,754)
Net increase (decrease)	(3,142,856)	$(40,806,000)
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2021, events and transactions subsequent to December 31, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
33

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MainStay VP Funds Trust and Shareholders of
MainStay VP Balanced Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Balanced Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agents, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
February 24, 2022
We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.
34	MainStay VP Balanced Portfolio

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay VP Balanced Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and NYL Investors LLC (“NYL Investors”) with respect to the fixed-income portion of the Portfolio (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 8–9, 2021 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and NYL Investors in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2021 through December 2021, including information and materials furnished by New York Life Investments and NYL Investors in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or NYL Investors that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Portfolio and investment-related matters for the Portfolio as well as presentations from New York Life Investments and NYL Investors personnel. In addition, the Board took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2021 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by the applicable share classes of the Portfolio, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and NYL Investors; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and NYL Investors; (iii) the costs of the services provided, and profits realized, by New York Life Investments and NYL Investors with respect to their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and NYL Investors. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life

35

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
Investments and NYL Investors resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to investors and that the Portfolio’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 8–9, 2021 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and NYL Investors
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of NYL Investors, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of NYL Investors and ongoing analysis of, and interactions with, NYL Investors with respect to, among other things, the Portfolio’s investment performance and risks as well as NYL Investors’ investment capabilities and subadvisory services with respect to the Portfolio.
The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Portfolio. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that NYL Investors provides to the Portfolio and considered the terms of each of the Advisory Agreements. The Board evaluated NYL Investors’ experience and performance in serving as subadvisor to the Portfolio and advising other portfolios and NYL Investors’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at NYL Investors and New York Life Investments’ and NYL Investors’ overall resources, legal and compliance environment, capabilities, reputation and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and NYL Investors and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board reviewed NYL Investors’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the qualifications and experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and NYL Investors regarding the operations of their respective business continuity plans in response to the ongoing COVID-19 pandemic, including the remote working environment.
Based on these considerations, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant

36	MainStay VP Balanced Portfolio

investment categories and the Portfolio’s benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Portfolio as compared to peer funds.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance attributable to NYL Investors as well as discussions between the Portfolio’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or NYL Investors had taken, or had agreed to take, to seek to enhance Portfolio investment performance and the results of those actions. In considering the investment performance of the Portfolio, the Board noted that the Portfolio underperformed its peer funds for the three- and five-year periods ended July 31, 2021, performed favorably relative to its peer funds for the one-year period ended July 31, 2021, and performed in line with its peer funds for the ten-year period ended July 31, 2021. The Board considered its discussions with representatives from New York Life Investments and NYL Investors regarding the Portfolio’s investment performance and the Board’s approval to terminate a previous subadvisor, approve a new subadvisory agreement between New York Life Investments and Wellington Management Company LLP with respect to the equity portion of the Portfolio and reposition the Portfolio, effective May 1, 2021.
Based on these considerations, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits Realized, by New York Life Investments and NYL Investors
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Portfolio. Because NYL Investors is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and NYL Investors in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and NYL Investors and profits realized by New York Life Investments and its affiliates , including NYL Investors, the Board considered, among other factors, New York Life Investments’ and its affiliates’ continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio. The Board also considered the financial resources of New York Life Investments and NYL Investors and acknowledged that New York Life Investments and NYL Investors must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and NYL Investors to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.
The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for
37

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Portfolio were not excessive.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fee paid to NYL Investors is paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and NYL Investors on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and those of the similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints and voluntary waivers on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.
Based on the factors outlined above, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Portfolio’s expense structure permits economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

38	MainStay VP Balanced Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
39

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Portfolio are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolio. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a
Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Nolan reached the age of 75 during the calendar year 2021. Accordingly, Mr. Nolan retired at the end of calendar year 2021, at which time, Ms. Hammond became a Trustee of the Portfolio. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Yie-Hsin Hung* 1962	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010	78	MainStay Funds: Trustee since 2017 (12 Funds);
MainStay Funds Trust: Trustee since 2017 (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2017;
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee
since March 2021; and
Turtle Beach Corporation: Director since April 2021
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
40	MainStay VP Balanced Portfolio

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021;VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Committee since 2018
Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007***	President, Strategic Management Advisors LLC since 1990	78	MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 Funds); MainStay Funds Trust: Chairman since 2017 and Trustee since 1990 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay Funds: Trustee since 2006 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Richard H. Nolan, Jr.**** 1946	MainStay VP Funds Trust: Trustee since 2006***	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay Funds: Trustee since 2007 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Independent Trustees
41

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (12 Funds);
MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Trustee since 2018, Chair of the Special Committee since 2019; and
Rhode Island School of Design: Trustee and Chair of the Finance Committee since 2015

Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC since 2018; President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds); MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Allstate Corporation: Director since 2015;
Partners in Health:Trustee since 2019 and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay Funds: Trustee since 1994 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund; Trustee since June 2021
**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
****	Pursuant to the Board's retirement policy, Mr. Nolan retired from the Board effective December 31, 2021.
Independent Trustees
42	MainStay VP Balanced Portfolio

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay VP Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since January 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust since 2017** and MainStay CBRE Global Infrastructure Megatrends Fund since 2021; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust since 2007**	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds Trust since 2009, MainStay Funds since 2007 and MainStay CBRE Global Infrastructure Megatrends Fund since 2021; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay VP Funds Trust since 2021, and 2014 to 2020	Vice President and Chief Compliance Officer, New York Life Investments Alternatives LLC and New York Life Investment Management Holdings LLC (since 2020); Vice President (since 2018) and Chief Compliance Officer (since 2016), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, IndexIQ Advisors LLC, IndexIQ Holdings Inc., IndexIQ LLC and IndexIQ Trust (since 2017); Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay Funds, MainStay Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2021 and 2014 to 2020); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust since 2010**	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds and MainStay Funds Trust since 2010 and MainStay CBRE Global Infrastructure Megatrends Fund since 2021
Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust since 2005**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds Trust since 2009 and MainStay Funds since 2005 and MainStay CBRE Global Infrastructure Megatrends Fund since 2021
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
43

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP MacKay S&P 500 Index Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP T. Rowe Price Equity Income Portfolio1
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Brown Advisory LLC
Baltimore, Maryland
Candriam Belgium S.A.*
Brussels, Belgium
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Capital Management LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
T. Rowe Price Associates, Inc.
Baltimore, Maryland
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
Effective on or about May 1, 2022, the MainStay VP T. Rowe Price Equity Income Portfolio will be renamed the MainStay VP American Century Sustainable Equity Portfolio.
Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC
Not part of the Annual Report

2021 Annual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2022 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
1802143	MSVPBL11-02/22
(NYLIAC) NI508

MainStay VP Bond Portfolio

Message from the President and Annual Report
December 31, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
The COVID-19 pandemic and inflation drove market performance during the 12-month reporting period ended December 31, 2021. Against all expectations, the pandemic remained a persistent force worldwide, with widespread outbreaks of highly transmissible variants disrupting life in many locations despite the widespread availability of effective vaccines. Supported by government stimulus and accommodative monetary policies, most global economies expanded, exceeding pre-pandemic levels. However, the pandemic continued to claim lives, and the recovery proved uneven, with some industries struggling in the face of labor shortages, supply-chain bottlenecks and sharply rising commodity prices.
Spurred by economic growth and rising inflationary pressures, positive investor sentiment buoyed stock markets while bond markets lagged. In the United States, the S&P 500® Index, a widely regarded benchmark of market performance, produced strong gains led by energy and real estate, followed by information technology and financials. Materials and consumer staples lagged the Index by a small margin, while health care and industrials trailed further behind. The traditionally defensive utilities and consumer staples sectors underperformed by a greater margin, with both sectors challenged by rising commodity prices, with communication services as the only sector to generate negative returns. Small- and mid-cap stocks, which outperformed for much of the reporting period, lost ground to large-cap stocks in the closing months of 2021 as risk appetites diminished and trailed for the year as a whole. Similarly, value stocks outperformed growth-oriented shares during the first half of the year, then fell behind in November and December. In developed international equity markets, the U.K. and Eurozone led Asia, while, overall, the international market lagged its U.S. counterpart, particularly during the second half of the reporting period. Emerging market equities suffered broad losses, though returns varied widely from country to country with some, such as India, producing solidly positive returns while others, most notably China, experiencing punishing declines.
U.S. and international bond markets produced mixed performance, buffeted by rising interest rates while supported by accommodative monetary policies and strong corporate financial results. Expectations for a quick economic recovery in early 2021 drove rising yields and a steep selloff in traditional safe havens, such as government bonds. A partial recovery in the summer of 2021 was followed by another dip in the fall, prompted by signals from central banks of their intention to soon withdraw monetary accommodation as a first step toward raising rates in an effort to combat rising inflation. Increasingly hawkish rhetoric from the U.S. Federal Reserve in November and December further pressured the fixed-income asset class. Corporate bonds fared relatively well given the positive corporate earnings environment and historically low default rates, with lower-rated issues significantly outperforming investment-grade credits. Emerging market corporate bonds came under pressure late in the reporting period due to slowing Chinese economic growth associated with a government regulatory crackdown and heightened concerns regarding a debt crisis in the Chinese real estate sector.
Today, the pandemic remains deeply felt in the economy and our personal lives. Yet, at the same time, post-pandemic trends are beginning to play an increasing role in the financial markets. As a MainStay VP investor, you can rely on us to manage our portfolios with a careful eye on the ever-changing investment landscape and provide you with disciplined investment tools to help you reach your financial goals. Thank you for your continued trust, which we strive to earn every day.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information, which includes information about MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended December 31, 2021
Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	1/23/1984	-1.37%	3.61%	3.03%	0.53%
Service Class Shares	6/4/2003	-1.62	3.36	2.77	0.78

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	One Year	Five Years	Ten Years
Bloomberg U.S. Aggregate Bond Index[1]	-1.54%	3.57%	2.90%
Morningstar Intermediate Core Bond Category Average[2]	-1.53	3.43	3.05

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
1.	The Bloomberg U.S. Aggregate Bond Index is the Portfolio's primary benchmark. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures performance of the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The Morningstar Intermediate Core Bond Category Average is representative of funds that invest primarily in investment-grade U.S. fixed-income issues including government, corporate, and securitized debt, and hold less than 5% in below-investment-grade exposures. Their durations (a measure of interest-rate sensitivity) typically range between 75% and 125% of the three-year average of the effective duration of the Morningstar Core Bond Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP Bond Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2021 to December 31, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2021 to December 31, 2021. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended
December 31, 2021. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 7/1/21	Ending Account Value (Based on Actual Returns and Expenses) 12/31/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$998.00	$2.62	$1,022.58	$2.65	0.52%
Service Class Shares	$1,000.00	$996.70	$3.88	$1,021.32	$3.92	0.77%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP Bond Portfolio

Portfolio Composition as of December 31, 2021 (Unaudited)
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of December 31, 2021 (excluding short-term investments) (Unaudited)
1.	U.S. Treasury Notes, 0.75%-2.50%, due 3/31/23–11/15/31
2.	UMBS, Single Family, 30 Year, 2.00%-3.00%, due 1/25/52
3.	UMBS, 30 Year, 2.00%-7.50%, due 7/1/28–12/1/51
4.	GNMA II, Single Family, 30 Year, 2.00%-3.00%, due 1/15/52
5.	FHLMC, Multifamily Structured Pass-Through Certificates, 0.729%-1.69%, due 3/25/30–7/25/31
6.	FFCB, 1.24%-2.13%, due 1/21/28–4/19/34
7.	U.S. Treasury Bonds, 1.625%-1.875%, due 2/15/41–11/15/50
8.	Boeing Co. (The), 3.10%-5.15%, due 5/1/26–5/1/30
9.	Morgan Stanley, 1.512%-4.35%, due 9/8/26–9/16/36
10.	College Avenue Student Loans LLC, 1.60%-2.32%, due 7/25/51–7/26/55

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of Kenneth Sommer and AJ Rzad, CFA, of NYL Investors LLC, the Portfolio’s Subadvisor.
How did MainStay VP Bond Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2021?
For the 12 months ended December 31, 2021, MainStay VP Bond Portfolio returned −1.37% for Initial Class shares and −1.62% for Service Class shares. Over the same period, Initial Class shares outperformed, and Service Class shares underperformed, the −1.54% return of the Bloomberg U.S. Aggregate Bond Index (“the Index”), which is the Portfolio’s benchmark. For the 12 months ended December 31, 2021, Initial Class shares outperformed, and Service Class shares underperformed, the −1.53 return of the Morningstar Intermediate Core Bond Category Average.1
What factors affected the Portfolio’s relative performance during the reporting period?
The Portfolio held overweight positions relative to the Index in U.S. government agencies, corporates, asset-backed securities and commercial mortgage-backed securities throughout the reporting period. To facilitate the overweight positions, the Portfolio maintained an underweight position in the Treasury sector. The corporate sector provided the Portfolio’s strongest relative performance during the reporting period, followed by asset-backed securities and commercial mortgage-backed securities. Underweight exposure to the mortgage-backed securities sector, particularly the agency sub-component, also added to performance. Underweight exposure in the Treasury sector detracted from relative performance, as did the Portfolio’s overweight position in U.S. government agencies.
During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?
The Portfolio’s use of derivatives was limited to interest rate derivatives used to keep the duration2 of the Portfolio in line with our target. These interest rate derivatives had a slightly negative impact on the Portfolio's performance during the reporting period.
What was the Portfolio’s duration strategy during the reporting period?
The Portfolio maintained a duration relatively close to that of the Index. On two occasions the duration of the Portfolio differed from than that of the Index. Toward the middle of the reporting period, the duration of the portfolio was shorter than that of the benchmark; this strategy had a slightly negative impact on the Portfolio’s performance. Toward the end of the reporting period, the duration of the portfolio was longer than that of the benchmark; this strategy also had a slightly negative impact on the Portfolio’s performance. As of December 31, 2021, the effective duration of the Portfolio was 6.64 years compared to a duration of 6.68 years for the Index.
This strategy had a negative impact on the Portfolio’s performance. As of June 30, 2021, the effective duration of the Portfolio was 6.50 years, compared to a duration of 6.65 years for the Index.
What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?
Given our view of stretched valuations and the uncertainty regarding prepayments on premium priced assets, we reduced the Portfolio’s exposure to non-agency residential mortgage-backed securities (RMBS) during the first quarter of 2021. During the latter stages of the same quarter, the Portfolio increased its corporate allocation. The new issue calendar offered significant opportunities to increase the diversification of the Portfolio’s corporate exposure as issuers continued to access the primary market. We identified valuations that were more attractive on both an option-adjusted spread3 basis as well as an all-in yield basis than during the middle of the quarter. During the first half of the reporting period, we increased the Portfolio’s allocation to commercial loan obligations (CLOs) rated AAA and AA,4 as we viewed the CLO asset class one of our highest-conviction, risk-adjusted, relative-value allocations in investment grade fixed income.
Throughout the second half of the reporting period, we reduced the Portfolio’s allocation to U.S. government agencies in an effort to reduce the negative convexity5 in the Portfolio as it became clear that the U.S. Federal Reserve was planning to raise interest rates sooner than originally expected. During the final stages of the fourth quarter of the reporting period, we reduced the Portfolio’s corporate allocation as an option-adjusted spread tightened into year-end. This reduction improved the Portfolio’s flexibility in corporate credit in anticipation of significantly increased new issue activity in early 2022.

1.	See page 5 for more information on benchmark and peer group returns.
2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
3.	An option-adjusted spread is the measurement of the spread of a fixed-income security rate and the risk-free rate of return, which is then adjusted to take into account an embedded option.
4.	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor's capacity to meet its financial commitment on the obligation is very strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
5.	Convexity is a mathematical measure of the sensitivity of an interest-bearing bond to changes in interest rates.
8	MainStay VP Bond Portfolio

During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s absolute performance and which market segments were particularly weak?
During the reporting period, asset-backed securities made the strongest positive contribution to the Portfolio’s absolute performance. (Contributions take weightings and total returns into account.) In the asset-backed sector, the Portfolio’s allocation to CLOs rated AAA and AA were the most accretive to absolute performance. The commercial mortgage-backed securities sector, particularly the non-agency subcomponent, made the second strongest contribution to the Portfolio’s absolute performance.
During the same period, the U.S. Treasury sector produced the weakest contribution to the Portfolio’s absolute performance. In the corporate sector, industrials and financials detracted most, while positioning among U.S. government agencies and mortgage-backed securities also detracted from absolute performance. In the interest rate complex, the Portfolio’s duration positioning detracted, while yield curve6 and rolldown positioning added to absolute performance.
Among the Portfolio’s corporate bond holdings, those producing the strongest absolute performance during the reporting period were issued by General Electric, First Energy and United Health Group. Those holdings with the weakest absolute performance were issued by Morgan Stanley, BNP Paribas and Comcast.
Did the Portfolio make any significant purchases or sales during the reporting period?
The Portfolio’s largest purchases during the reporting period included bonds issued by aircraft leasing companies Air Lease and Aviation Capital Group. Other significant purchases included bonds from kidney dialysis services provider Fresenium Medical Care, dual issuer AerCap Ireland Capital DAC/AerCap Global Aviation Trust and TSMC Arizona, a subsidiary of Taiwan-based semiconductor company TSMC.
The Portfolio’s most significant sale during the same period was bonds issued by Japan-based bank holding company Mizuho Financial. Other significant but smaller sales were of securities from auto manufacturer Nissan Motor, energy infrastructure firm Kinder Morgan, energy company Exelon and Fifth Third Bank.
How did the Portfolio’s sector weightings change during the reporting period?
As described in greater detail above, during the first half of the reporting period, the Portfolio reduced its exposure to RMBS, while increasing its corporate allocation and its exposure to CLOs rated AAA and AA. During the second half of the reporting period, the Portfolio reduced its allocations to U.S. government agencies and corporate bonds.
How was the Portfolio positioned at the end of the reporting period?
As of December 31, 2021, the Portfolio held overweight exposure to corporate bonds relative to the Index. Within the corporate sector, the Portfolio held overweight positions in financials, industrials and utilities. The Portfolio also held overweight positions in asset-backed securities, commercial mortgage-backed securities and U.S. government agencies. The Portfolio’s largest overweight allocation among spread7 assets was to the asset-backed securities sector.
As of the same date, the Portfolio held relatively underweight positions in the sovereign, supranational, foreign agency and foreign local government sectors. The Portfolio also held underweight positions relative to the Index in the mortgage-backed securities and U.S. Treasury sectors.
6.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
7.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
9

Portfolio of Investments December 31, 2021†
	Principal Amount	Value
Long-Term Bonds 98.3%
Asset-Backed Securities 18.5%
Home Equity Asset-Backed Securities 0.1%
Chase Funding Trust
Series 2002-2, Class 1A5
6.333%, due 4/25/32 (a)	$ 37,789	$ 38,360
J.P. Morgan Mortgage Acquisition Trust
Series 2007-CH2, Class AF3
5.552%, due 10/25/30 (a)	462,891	317,126
Morgan Stanley Mortgage Loan Trust
Series 2006-17XS, Class A3A
5.651%, due 10/25/46 (a)	825,011	341,123
		696,609
Other Asset-Backed Securities 18.4%
522 Funding CLO Ltd. (b)(c)
Series 2020-6A, Class A1R
1.277% (3 Month LIBOR + 1.15%), due 10/23/34	2,200,000	2,197,459
Series 2019-4A, Class BR
1.731% (3 Month LIBOR + 1.60%), due 4/20/30	3,000,000	2,994,165
AIMCO CLO 16 Ltd.
Series 2021-16A, Class A
1.375% (3 Month LIBOR + 1.13%), due 1/17/35 (b)(c)	2,200,000	2,198,665
Aligned Data Centers Issuer LLC
Series 2021-1A, Class A2
1.937%, due 8/15/46 (b)	3,000,000	2,954,175
Apidos CLO XXV
Series 2016-25A, Class A1R
1.302% (3 Month LIBOR + 1.17%), due 10/20/31 (b)(c)	1,300,000	1,300,004
Apidos CLO XXXII
Series 2019-32A, Class A1
1.451% (3 Month LIBOR + 1.32%), due 1/20/33 (b)(c)	2,200,000	2,200,189
ARES L CLO Ltd.
Series 2018-50A, Class BR
1.724% (3 Month LIBOR + 1.60%), due 1/15/32 (b)(c)	2,000,000	2,000,100
ARES XXXIV CLO Ltd.
Series 2015-2A, Class AR2
1.372% (3 Month LIBOR + 1.25%), due 4/17/33 (b)(c)	2,000,000	2,000,474
ARES XXXVIII CLO Ltd.
Series 2015-38A, Class BR
1.532% (3 Month LIBOR + 1.40%), due 4/20/30 (b)(c)	2,000,000	1,975,338
	Principal Amount	Value

Other Asset-Backed Securities (continued)
Bain Capital Credit CLO Ltd.
Series 2021-6A, Class A1
1.373% (3 Month LIBOR + 1.15%), due 10/21/34 (b)(c)	$ 2,200,000	$ 2,197,400
Battalion CLO 17 Ltd.
Series 2021-17A, Class A1
1.392% (3 Month LIBOR + 1.26%), due 3/9/34 (b)(c)	3,000,000	3,004,683
Battalion CLO Ltd. (b)(c)
Series 2021-21A, Class A
1.312% (3 Month LIBOR + 1.18%), due 7/15/34	2,000,000	2,000,300
Series 2021-21A, Class B
1.882% (3 Month LIBOR + 1.75%), due 7/15/34	2,000,000	1,999,982
Beacon Container Finance II LLC
Series 2021-1A, Class A
2.25%, due 10/22/46 (b)	2,618,617	2,606,739
Benefit Street Partners CLO XIX Ltd.
Series 2019-19A, Class A
1.474% (3 Month LIBOR + 1.35%), due 1/15/33 (b)(c)	1,500,000	1,500,131
CAL Funding IV Ltd.
Series 2020-1A, Class A
2.22%, due 9/25/45 (b)	4,692,187	4,673,568
Carlyle US CLO Ltd. (b)(c)
Series 2021-5A, Class B
1.731% (3 Month LIBOR + 1.60%), due 7/20/34	3,000,000	2,980,677
Series 2019-2A, Class A2R
1.749% (3 Month LIBOR + 1.65%), due 7/15/32	2,500,000	2,499,867
CARS-DB5 LP
Series 2021-1A, Class A3
1.92%, due 8/15/51 (b)	2,500,000	2,460,542
Cedar Funding XII CLO Ltd.
Series 2020-12A, Class A1R
1.263% (3 Month LIBOR + 1.13%), due 10/25/34 (b)(c)	2,500,000	2,494,185
College Avenue Student Loans LLC (b)
Series 2021-A, Class A2
1.60%, due 7/25/51	2,717,044	2,663,068
Series 2021-B, Class B
1.76%, due 6/25/52	2,991,387	2,943,239
Series 2021-C, Class A2
2.32%, due 7/26/55	3,100,000	3,098,624

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP Bond Portfolio

	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
Cook Park CLO Ltd.
Series 2018-1A, Class B
1.522% (3 Month LIBOR + 1.40%), due 4/17/30 (b)(c)	$ 3,000,000	$ 2,991,444
DB Master Finance LLC
Series 2021-1A, Class A2II
2.493%, due 11/20/51 (b)	3,749,000	3,732,234
Dewolf Park CLO Ltd.
Series 2017-1A, Class BR
1.574% (3 Month LIBOR + 1.45%), due 10/15/30 (b)(c)	3,000,000	2,996,160
Dryden 87 CLO Ltd.
Series 2021-87A, Class B
1.71% (3 Month LIBOR + 1.55%), due 5/20/34 (b)(c)	3,000,000	2,967,987
Elmwood CLO VI Ltd.
Series 2020-3A, Class AR
1.284% (3 Month LIBOR + 1.16%), due 10/20/34 (b)(c)	2,500,000	2,500,890
Galaxy XXI CLO Ltd.
Series 2015-21A, Class BR
1.482% (3 Month LIBOR + 1.35%), due 4/20/31 (b)(c)	1,500,000	1,485,503
Galaxy XXVI CLO Ltd.
Series 2018-26A, Class A
1.36% (3 Month LIBOR + 1.20%), due 11/22/31 (b)(c)	1,500,000	1,498,512
Global SC Finance VII SRL
Series 2021-2A, Class A
1.95%, due 8/17/41 (b)	3,275,534	3,233,822
Grippen Park CLO Ltd.
Series 2017-1A, Class B
1.781% (3 Month LIBOR + 1.65%), due 1/20/30 (b)(c)	750,000	750,051
Hotwire Funding LLC
Series 2021-1, Class A2
2.311%, due 11/20/51 (b)	2,600,000	2,586,312
Invesco CLO Ltd.
Series 2021-2A, Class A
1.244% (3 Month LIBOR + 1.12%), due 7/15/34 (b)(c)	2,000,000	1,994,352
Jersey Mike's Funding
Series 2021-1A, Class A2I
2.891%, due 2/15/52 (b)	2,500,000	2,502,664
Lunar Structured Aircraft Portfolio Notes
Series 2021-1, Class A
2.636%, due 10/15/46 (b)	2,754,994	2,739,261
	Principal Amount	Value

Other Asset-Backed Securities (continued)
Neuberger Berman CLO XIV Ltd.
Series 2013-14A, Class BR2
1.636% (3 Month LIBOR + 1.50%), due 1/28/30 (b)(c)	$ 1,000,000	$ 1,000,019
Neuberger Berman Loan Advisers CLO 24 Ltd.
Series 2017-24A, Class BR
1.624% (3 Month LIBOR + 1.50%), due 4/19/30 (b)(c)	1,000,000	1,000,113
Neuberger Berman Loan Advisers CLO 33 Ltd.
Series 2019-33A, Class BR
1.722% (3 Month LIBOR + 1.60%), due 10/16/33 (b)(c)	3,000,000	2,996,472
Neuberger Berman Loan Advisers CLO 35 Ltd.
Series 2019-35A, Class A1
1.464% (3 Month LIBOR + 1.34%), due 1/19/33 (b)(c)	3,000,000	3,000,420
New Economy Assets Phase 1 Sponsor LLC
Series 2021-1, Class A1
1.91%, due 10/20/61 (b)	4,000,000	3,922,046
Oak Street Investment Grade Net Lease Fund
Series 2021-2A, Class A1
2.38%, due 11/20/51 (b)	2,396,574	2,399,591
Oaktree CLO Ltd. (b)(c)
Series 2021-2A, Class A
1.278% (3 Month LIBOR + 1.18%), due 1/15/35	3,000,000	2,997,486
Series 2015-1A, Class A2BR
1.482% (3 Month LIBOR + 1.35%), due 10/20/27	1,000,000	999,178
Series 2020-1A, Class BR
1.774% (3 Month LIBOR + 1.65%), due 7/15/34	2,000,000	1,985,588
Octagon Investment Partners 29 Ltd.
Series 2016-1A, Class AR
1.304% (3 Month LIBOR + 1.18%), due 1/24/33 (b)(c)	1,200,000	1,197,946
Palmer Square CLO Ltd. (b)(c)
Series 2014-1A, Class A1R2
1.252% (3 Month LIBOR + 1.13%), due 1/17/31	750,000	750,209
Series 2015-2A, Class A2R2
1.681% (3 Month LIBOR + 1.55%), due 7/20/30	2,000,000	1,998,324
Series 2020-3A, Class A2R
1.734% (3 Month LIBOR + 1.60%), due 11/15/31	2,200,000	2,198,836
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments December 31, 2021† (continued)
	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
Palmer Square Loan Funding Ltd. (b)(c)
Series 2021-3A, Class A2
1.571% (3 Month LIBOR + 1.40%), due 7/20/29	$ 2,500,000	$ 2,500,387
Series 2019-3A, Class A2
1.76% (3 Month LIBOR + 1.60%), due 8/20/27	3,000,000	3,001,749
Park Avenue Institutional Advisers CLO Ltd.
Series 2021-1A, Class A1A
1.522% (3 Month LIBOR + 1.39%), due 1/20/34 (b)(c)	2,000,000	2,004,650
Rad CLO 10 Ltd.
Series 2021-10A, Class A
1.294% (3 Month LIBOR + 1.17%), due 4/23/34 (b)(c)	2,000,000	2,000,784
Regatta XIV Funding Ltd.
Series 2018-3A, Class A
1.314% (3 Month LIBOR + 1.19%), due 10/25/31 (b)(c)	2,000,000	1,999,326
Regatta XXIV Funding Ltd.
Series 2021-5A, Class A1
1.368% (3 Month LIBOR + 1.15%), due 1/20/35 (b)(c)	1,760,000	1,758,522
Shackleton CLO Ltd. (b)(c)
Series 2019-15A, Class AR
1.324% (3 Month LIBOR + 1.20%), due 1/15/32	2,000,000	1,996,574
Series 2019-14A, Class A1R
1.331% (3 Month LIBOR + 1.20%), due 7/20/34	1,000,000	1,000,462
Slam Ltd.
Series 2021-1A, Class A
2.434%, due 6/15/46 (b)	4,149,371	4,067,859
SMB Private Education Loan Trust
Series 2021-A, Class B
2.31%, due 1/15/53 (b)	3,250,000	3,221,898
Stack Infrastructure Issuer LLC
Series 2021-1A, Class A2
1.877%, due 3/26/46 (b)	2,500,000	2,457,933
STORE Master Funding LLC
Series 2021-1A, Class A1
2.12%, due 6/20/51 (b)	1,426,425	1,405,606
THL Credit Wind River CLO Ltd.
Series 2017-4A, Class A
1.31% (3 Month LIBOR + 1.15%), due 11/20/30 (b)(c)	2,243,000	2,243,025
	Principal Amount	Value

Other Asset-Backed Securities (continued)
Tiaa CLO III Ltd.
Series 2017-2A, Class A
1.272% (3 Month LIBOR + 1.15%), due 1/16/31 (b)(c)	$ 2,400,000	$ 2,386,625
TICP CLO XV Ltd.
Series 2020-15A, Class A
1.411% (3 Month LIBOR + 1.28%), due 4/20/33 (b)(c)	2,000,000	2,001,580
Trestles CLO IV Ltd.
Series 2021-4A, Class A
1.294% (3 Month LIBOR + 1.17%), due 7/21/34 (b)(c)	2,300,000	2,299,991
Voya CLO Ltd. (b)(c)
Series 2019-1A, Class BR
1.674% (3 Month LIBOR + 1.55%), due 4/15/31	2,000,000	1,980,796
Series 2021-2A, Class B
1.727% (3 Month LIBOR + 1.60%), due 10/20/34	2,500,000	2,472,378
Series 2019-3A, Class BR
1.763% (3 Month LIBOR + 1.65%), due 10/17/32	2,200,000	2,194,647
Wellfleet CLO Ltd. (b)(c)
Series 2021-3A, Class A
1.30% (3 Month LIBOR + 1.19%), due 1/15/35	2,200,000	2,200,992
Series 2021-2A, Class A1
1.324% (3 Month LIBOR + 1.20%), due 7/15/34	2,520,000	2,521,542
		163,086,320
Total Asset-Backed Securities (Cost $164,758,876)		163,782,929
Corporate Bonds 36.9%
Aerospace & Defense 1.0%
Boeing Co. (The)
3.10%, due 5/1/26	1,925,000	2,005,795
3.25%, due 2/1/28	1,825,000	1,901,631
5.15%, due 5/1/30	4,475,000	5,213,827
		9,121,253
Auto Manufacturers 2.5%
Daimler Finance North America LLC
2.625%, due 3/10/30 (b)	3,495,000	3,578,408
Daimler Trucks Finance North America LLC
2.00%, due 12/14/26 (b)	3,750,000	3,766,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Bond Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Auto Manufacturers (continued)
Ford Motor Credit Co. LLC
3.087%, due 1/9/23	$ 825,000	$ 838,947
3.664%, due 9/8/24	1,800,000	1,869,750
General Motors Co.
5.15%, due 4/1/38	1,500,000	1,807,863
General Motors Financial Co., Inc.
1.05%, due 3/8/24	3,253,000	3,235,817
Hyundai Capital America (b)
1.80%, due 1/10/28	875,000	845,583
2.375%, due 10/15/27	1,525,000	1,516,438
Volkswagen Group of America Finance LLC
3.35%, due 5/13/25 (b)	4,225,000	4,445,116
		21,903,922
Banks 6.1%
Banco Santander SA
1.722% (1 Year Treasury Constant Maturity Rate + 0.90%), due 9/14/27 (c)	2,000,000	1,963,606
4.25%, due 4/11/27	1,800,000	1,978,957
Bank of America Corp. (d)
2.087%, due 6/14/29	2,000,000	1,985,942
2.972%, due 7/21/52	2,515,000	2,522,479
BNP Paribas SA
2.824%, due 1/26/41 (b)	3,850,000	3,678,748
BPCE SA
3.116%, due 10/19/32 (b)(d)	1,850,000	1,855,912
Citigroup, Inc.
3.20%, due 10/21/26	1,500,000	1,589,532
4.75%, due 5/18/46	1,975,000	2,428,550
Goldman Sachs Group, Inc. (The)
2.65%, due 10/21/32 (d)	2,325,000	2,339,547
5.15%, due 5/22/45	975,000	1,267,955
HSBC Holdings plc
2.251%, due 11/22/27 (d)	1,650,000	1,653,437
JPMorgan Chase & Co.
1.578%, due 4/22/27 (d)	6,600,000	6,522,211
Morgan Stanley
1.512%, due 7/20/27 (d)	2,300,000	2,263,751
2.484%, due 9/16/36 (d)	1,925,000	1,853,679
2.511%, due 10/20/32 (d)	3,025,000	3,021,783
4.35%, due 9/8/26	1,556,000	1,719,906
Societe Generale SA (b)
1.792% (1 Year Treasury Constant Maturity Rate + 1.00%), due 6/9/27 (c)	2,075,000	2,030,584
	Principal Amount	Value

Banks (continued)
Societe Generale SA (b) (continued)
3.625%, due 3/1/41	$ 2,000,000	$ 2,034,616
Standard Chartered plc
0.991% (1 Year Treasury Constant Maturity Rate + 0.78%), due 1/12/25 (b)(c)	2,100,000	2,076,287
Sumitomo Mitsui Trust Bank Ltd.
1.35%, due 9/16/26 (b)	3,650,000	3,587,893
UBS Group AG
1.364% (1 Year Treasury Constant Maturity Rate + 1.08%), due 1/30/27 (b)(c)	2,825,000	2,761,227
Westpac Banking Corp.
3.133%, due 11/18/41	2,775,000	2,750,288
		53,886,890
Beverages 1.1%
Anheuser-Busch InBev Worldwide, Inc.
4.60%, due 4/15/48	2,000,000	2,445,679
4.75%, due 1/23/29	3,750,000	4,364,759
Diageo Capital plc
2.125%, due 4/29/32	1,150,000	1,140,636
Keurig Dr Pepper, Inc.
3.35%, due 3/15/51	2,000,000	2,079,637
		10,030,711
Biotechnology 0.2%
Amgen, Inc.
3.375%, due 2/21/50	1,600,000	1,664,210
Building Materials 1.5%
Carrier Global Corp.
3.577%, due 4/5/50	3,575,000	3,801,037
Martin Marietta Materials, Inc.
3.45%, due 6/1/27	1,825,000	1,945,499
Masco Corp.
4.50%, due 5/15/47	3,000,000	3,598,707
Owens Corning
3.95%, due 8/15/29	3,378,000	3,700,829
		13,046,072
Chemicals 0.9%
International Flavors & Fragrances, Inc.
1.832%, due 10/15/27 (b)	1,600,000	1,570,796
LYB International Finance III LLC
1.25%, due 10/1/25	908,000	892,630
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments December 31, 2021† (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Chemicals (continued)
NewMarket Corp.
4.10%, due 12/15/22	$ 5,536,000	$ 5,702,310
		8,165,736
Commercial Services 0.5%
Ashtead Capital, Inc.
2.45%, due 8/12/31 (b)	2,850,000	2,775,024
Global Payments, Inc.
2.15%, due 1/15/27	2,000,000	2,007,956
		4,782,980
Diversified Financial Services 3.1%
AerCap Ireland Capital DAC
3.00%, due 10/29/28	4,600,000	4,665,024
Air Lease Corp.
0.70%, due 2/15/24	1,575,000	1,550,020
0.80%, due 8/18/24	2,800,000	2,742,748
1.875%, due 8/17/26	2,125,000	2,089,826
Aircastle Ltd.
2.85%, due 1/26/28 (b)	4,325,000	4,350,032
Antares Holdings LP (b)
2.75%, due 1/15/27	650,000	636,967
3.95%, due 7/15/26	1,600,000	1,645,252
Aviation Capital Group LLC (b)
1.95%, due 1/30/26	1,525,000	1,487,449
1.95%, due 9/20/26	3,525,000	3,423,777
Blackstone Holdings Finance Co. LLC
1.625%, due 8/5/28 (b)	2,250,000	2,185,141
BOC Aviation USA Corp.
1.625%, due 4/29/24 (b)	2,325,000	2,321,485
		27,097,721
Electric 3.2%
Appalachian Power Co.
6.375%, due 4/1/36	1,750,000	2,372,223
Arizona Public Service Co.
5.50%, due 9/1/35	1,275,000	1,585,811
Dayton Power & Light Co. (The)
3.95%, due 6/15/49	1,025,000	1,168,257
DTE Energy Co.
Series F
1.05%, due 6/1/25	1,300,000	1,273,691
Entergy Mississippi LLC
3.85%, due 6/1/49	2,500,000	2,866,150
FirstEnergy Transmission LLC
4.35%, due 1/15/25 (b)	3,455,000	3,673,222
Niagara Mohawk Power Corp.
3.025%, due 6/27/50 (b)	1,850,000	1,755,183
	Principal Amount	Value

Electric (continued)
Ohio Edison Co.
6.875%, due 7/15/36	$ 2,500,000	$ 3,558,961
Pinnacle West Capital Corp.
1.30%, due 6/15/25	3,100,000	3,049,112
Southern California Edison Co.
1.10%, due 4/1/24	2,275,000	2,266,357
Series 20C
1.20%, due 2/1/26	1,800,000	1,763,049
Tennessee Valley Authority
5.25%, due 9/15/39	2,000,000	2,885,380
		28,217,396
Electronics 0.4%
Flex Ltd.
3.75%, due 2/1/26	3,400,000	3,631,230
Food 0.3%
Bimbo Bakeries USA, Inc.
4.00%, due 5/17/51 (b)	1,325,000	1,433,981
Kroger Co. (The)
Series B
7.70%, due 6/1/29	1,000,000	1,357,924
		2,791,905
Gas 0.2%
NiSource, Inc.
5.65%, due 2/1/45	1,125,000	1,519,168
Healthcare-Products 0.5%
Baxter International, Inc.
2.272%, due 12/1/28 (b)	4,425,000	4,457,051
Healthcare-Services 0.6%
Fresenius Medical Care U.S. Finance III, Inc. (b)
1.875%, due 12/1/26	1,400,000	1,384,927
2.375%, due 2/16/31	4,270,000	4,080,164
		5,465,091
Home Builders 0.2%
MDC Holdings, Inc.
2.50%, due 1/15/31	1,450,000	1,402,487
Home Furnishings 0.3%
Leggett & Platt, Inc.
3.50%, due 11/15/51	2,750,000	2,759,472

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Bond Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Insurance 0.9%
Brighthouse Financial Global Funding
1.00%, due 4/12/24 (b)	$ 3,975,000	$ 3,940,946
Principal Life Global Funding II
1.25%, due 8/16/26 (b)	2,250,000	2,195,808
Teachers Insurance & Annuity Association of America
3.30%, due 5/15/50 (b)	1,700,000	1,772,879
		7,909,633
Investment Companies 0.7%
Blackstone Secured Lending Fund
2.125%, due 2/15/27 (b)	1,275,000	1,240,990
2.75%, due 9/16/26	1,925,000	1,924,694
Prospect Capital Corp.
3.437%, due 10/15/28	3,390,000	3,262,112
		6,427,796
Iron & Steel 0.2%
Nucor Corp.
2.00%, due 6/1/25	1,575,000	1,605,912
Media 0.9%
Charter Communications Operating LLC
2.25%, due 1/15/29	1,250,000	1,219,622
4.908%, due 7/23/25	1,700,000	1,871,884
Comcast Corp.
4.60%, due 10/15/38	750,000	910,034
Discovery Communications LLC
3.625%, due 5/15/30	800,000	855,253
Fox Corp.
5.576%, due 1/25/49	1,250,000	1,706,120
Thomson Reuters Corp.
3.85%, due 9/29/24	1,575,000	1,664,245
		8,227,158
Mining 0.6%
Anglo American Capital plc (b)
2.25%, due 3/17/28	2,900,000	2,847,895
5.625%, due 4/1/30	1,875,000	2,221,589
		5,069,484
Miscellaneous—Manufacturing 0.4%
GE Capital International Funding Co. Unlimited Co.
4.418%, due 11/15/35	3,327,000	3,970,309
	Principal Amount	Value

Oil & Gas 0.5%
Valero Energy Corp.
2.85%, due 4/15/25	$ 4,000,000	$ 4,143,461
Oil & Gas Services 0.6%
Schlumberger Holdings Corp.
3.75%, due 5/1/24 (b)	4,725,000	4,957,074
Packaging & Containers 0.4%
Packaging Corp. of America
4.05%, due 12/15/49	1,525,000	1,779,666
WRKCo, Inc.
3.75%, due 3/15/25	1,825,000	1,944,350
		3,724,016
Pharmaceuticals 1.0%
AbbVie, Inc.
2.95%, due 11/21/26	575,000	605,974
Bayer US Finance II LLC
4.375%, due 12/15/28 (b)	2,825,000	3,155,354
CVS Health Corp.
1.875%, due 2/28/31	2,425,000	2,326,562
4.25%, due 4/1/50	2,325,000	2,810,030
		8,897,920
Pipelines 1.1%
Energy Transfer LP
6.05%, due 6/1/41	1,300,000	1,590,625
Enterprise Products Operating LLC
5.10%, due 2/15/45	2,600,000	3,206,074
Kinder Morgan Energy Partners LP
6.375%, due 3/1/41	400,000	530,067
Tennessee Gas Pipeline Co. LLC
2.90%, due 3/1/30 (b)	2,275,000	2,310,823
Texas Eastern Transmission LP
2.80%, due 10/15/22 (b)	2,350,000	2,375,482
		10,013,071
Real Estate 0.2%
Ontario Teachers' Cadillac Fairview Properties Trust
2.50%, due 10/15/31 (b)	1,675,000	1,667,248
Real Estate Investment Trusts 2.4%
American Campus Communities Operating Partnership LP
3.30%, due 7/15/26	3,000,000	3,160,563
American Homes 4 Rent LP
3.375%, due 7/15/51	3,225,000	3,237,503
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments December 31, 2021† (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Real Estate Investment Trusts (continued)
Brixmor Operating Partnership LP
2.50%, due 8/16/31	$ 725,000	$ 709,475
Highwoods Realty LP
3.05%, due 2/15/30	1,410,000	1,448,570
3.875%, due 3/1/27	3,590,000	3,914,188
Realty Income Corp.
3.95%, due 8/15/27	4,870,000	5,399,655
Simon Property Group LP
1.75%, due 2/1/28	2,750,000	2,696,852
Spirit Realty LP
2.70%, due 2/15/32	900,000	890,482
		21,457,288
Retail 0.7%
Advance Auto Parts, Inc.
1.75%, due 10/1/27	1,125,000	1,091,698
CK Hutchison International 21 Ltd.
1.50%, due 4/15/26 (b)	3,375,000	3,329,123
Lowe's Cos., Inc.
3.00%, due 10/15/50	1,450,000	1,429,988
Walmart, Inc.
1.50%, due 9/22/28	825,000	819,892
		6,670,701
Semiconductors 0.7%
Skyworks Solutions, Inc.
1.80%, due 6/1/26	1,825,000	1,806,172
TSMC Arizona Corp.
1.75%, due 10/25/26	2,000,000	2,000,904
2.50%, due 10/25/31	2,275,000	2,303,942
		6,111,018
Software 0.3%
Fiserv, Inc.
2.25%, due 6/1/27	2,960,000	3,011,483
Telecommunications 2.2%
AT&T, Inc.
1.65%, due 2/1/28	1,175,000	1,150,121
4.85%, due 3/1/39	2,000,000	2,390,550
NTT Finance Corp.
1.162%, due 4/3/26 (b)	1,300,000	1,275,359
Orange SA
5.375%, due 1/13/42	895,000	1,177,946
Telefonica Emisiones SA
5.213%, due 3/8/47	750,000	931,139
	Principal Amount	Value

Telecommunications (continued)
T-Mobile US, Inc.
2.55%, due 2/15/31	$ 6,540,000	$ 6,507,131
Verizon Communications, Inc.
2.10%, due 3/22/28	2,350,000	2,354,476
4.272%, due 1/15/36	3,250,000	3,812,201
		19,598,923
Transportation 0.5%
Canadian Pacific Railway Co.
3.10%, due 12/2/51	2,400,000	2,467,969
Norfolk Southern Corp.
5.64%, due 5/17/29	1,400,000	1,697,970
		4,165,939
Total Corporate Bonds (Cost $315,405,353)		327,571,729
Foreign Government Bonds 0.9%
Chile 0.2%
Banco del Estado de Chile
2.704%, due 1/9/25 (b)	1,275,000	1,300,513
France 0.5%
Electricite de France SA
5.00%, due 9/21/48 (b)	3,420,000	4,443,642
Poland 0.0% ‡
Poland Government Bond
5.00%, due 3/23/22	350,000	353,456
United States 0.2%
Thirax 1 LLC
0.968%, due 1/14/33	1,694,868	1,632,288
Total Foreign Government Bonds (Cost $6,643,964)		7,729,899
Mortgage-Backed Securities 19.6%
Agency (Collateralized Mortgage Obligations) 13.4%
FHLMC
REMIC, Series 4994, Class GV
2.00%, due 6/25/46	2,000,000	1,987,181
REMIC, Series 4199, Class BZ
3.50%, due 5/15/43	3,239,594	3,544,909
FNMA
REMIC, Series 2016-7, Class GY
3.50%, due 3/25/36	3,000,000	3,289,905

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP Bond Portfolio

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Agency (Collateralized Mortgage Obligations) (continued)
FNMA (continued)
REMIC, Series 2012-15, Class PZ
4.00%, due 3/25/42	$ 3,406,170	$ 3,783,762
GNMA
REMIC, Series 2014-181, Class L
3.00%, due 12/20/44	2,399,998	2,549,878
GNMA II, Single Family, 30 Year (e)
2.00%, due 1/15/52 TBA	7,800,000	7,870,421
2.50%, due 1/15/52 TBA	11,400,000	11,674,300
3.00%, due 1/15/52 TBA	8,750,000	9,053,211
UMBS, Single Family, 30 Year (e)
2.00%, due 1/25/52 TBA	33,800,000	33,695,859
2.50%, due 1/25/52 TBA	32,450,000	33,106,762
3.00%, due 1/25/52 TBA	8,000,000	8,287,706
		118,843,894
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 4.9%
Aventura Mall Trust
Series 2018-AVM, Class A
4.112%, due 7/5/40 (b)(f)	3,250,000	3,604,702
BFLD Trust
Series 2021-FPM, Class A
1.71% (1 Month LIBOR + 1.60%), due 6/15/38 (b)(c)	3,000,000	2,998,197
Citigroup Commercial Mortgage Trust
Series 2020-420K, Class A
2.456%, due 11/10/42 (b)(f)	3,100,000	3,097,481
CSMC OA LLC
Series 2014-USA, Class A1
3.304%, due 9/15/37 (b)	2,143,467	2,209,853
CSMC Trust
Series 2019-UVIL, Class A
3.16%, due 12/15/41 (b)	1,650,000	1,726,048
CSMC WEST Trust
Series 2020-WEST, Class A
3.04%, due 2/15/35 (b)	2,900,000	2,988,419
DBJPM Mortgage Trust
Series 2016-SFC, Class A
2.833%, due 8/10/36 (b)	3,000,000	3,026,716
FHLMC, Multifamily Structured Pass-Through Certificates (f)(g)
REMIC, Series K131, Class X1
0.729%, due 7/25/31	34,994,300	2,171,232
REMIC, Series K123, Class X1
0.775%, due 12/25/30	72,666,706	4,325,319
	Principal Amount	Value

Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
FHLMC, Multifamily Structured Pass-Through Certificates (f)(g) (continued)
REMIC, Series K122, Class X1
0.883%, due 11/25/30	$ 31,952,762	$ 2,155,080
REMIC, Series K119, Class X1
0.932%, due 9/25/30	54,861,578	3,826,480
REMIC, Series K130, Class X1
1.037%, due 6/25/31	29,463,268	2,523,376
REMIC, Series K108, Class X1
1.69%, due 3/25/30	19,194,574	2,338,486
Houston Galleria Mall Trust
Series 2015-HGLR, Class A1A1
3.087%, due 3/5/37 (b)	3,250,000	3,327,131
WFLD Mortgage Trust
Series 2014-MONT, Class A
3.755%, due 8/10/31 (b)(f)	2,800,000	2,888,606
		43,207,126
Other Asset-Backed Security 0.3%
CMFT Net Lease Master Issuer LLC
Series 2021-1, Class A1
2.09%, due 7/20/51 (b)	2,801,273	2,747,497
Whole Loan (Collateralized Mortgage Obligations) 1.0%
COLT Mortgage Loan Trust
Series 2021-5, Class A1
1.726%, due 11/26/66 (b)(h)	3,924,817	3,913,551
Seasoned Credit Risk Transfer Trust
Series 2017-4, Class M45T
4.50%, due 6/25/57	673,606	727,776
Sequoia Mortgage Trust
Series 2021-3, Class A1
2.50%, due 5/25/51 (b)(h)	4,202,419	4,199,608
		8,840,935
Total Mortgage-Backed Securities (Cost $174,332,485)		173,639,452
Municipal Bonds 0.5%
Texas 0.5%
San Antonio Water System Revenue Bonds
5.502%, due 5/15/29	2,000,000	2,380,312
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments December 31, 2021† (continued)
	Principal Amount	Value
Municipal Bonds (continued)
Texas (continued)
Texas Transportation Commission State Highway Fund Revenue Bonds, First Tier
5.178%, due 4/1/30	$ 2,150,000	$ 2,582,601
		4,962,913
Total Municipal Bonds (Cost $4,573,201)		4,962,913
U.S. Government & Federal Agencies 21.9%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 2.5%
FFCB
1.24%, due 12/23/30	1,025,000	978,449
1.33%, due 7/1/30	5,000,000	4,844,902
2.00%, due 4/14/33	3,075,000	3,059,054
2.03%, due 1/21/28	3,800,000	3,928,063
2.13%, due 4/19/34	2,950,000	2,914,497
FHLB
1.60%, due 12/17/26	3,100,000	3,101,324
FHLMC Gold Pools, 15 Year
4.50%, due 4/1/22	117	121
4.50%, due 4/1/23	957	994
5.00%, due 3/1/25	21,323	22,009
FHLMC Gold Pools, 30 Year
6.50%, due 11/1/35	3,186	3,516
6.50%, due 8/1/37	17,302	19,522
UMBS, 30 Year
3.00%, due 9/1/50	2,836,359	2,978,226
		21,850,677
Federal National Mortgage Association (Mortgage Pass-Through Securities) 6.5%
FNMA, Other
4.00%, due 8/1/59	1,142,266	1,274,181
UMBS, 15 Year
4.50%, due 5/1/24	81,904	85,148
5.00%, due 12/1/23	15,507	15,977
5.00%, due 12/1/23	7,332	7,562
5.50%, due 2/1/22	5	5
UMBS, 30 Year
2.00%, due 10/1/50	3,266,456	3,270,978
2.00%, due 1/1/51	4,768,871	4,767,229
2.00%, due 2/1/51 (i)	1,889,271	1,887,685
2.00%, due 3/1/51	3,393,747	3,394,378
2.00%, due 4/1/51	2,701,811	2,700,558
2.00%, due 12/1/51 (i)	3,500,000	3,506,594
	Principal Amount	Value

Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
UMBS, 30 Year (continued)
2.50%, due 5/1/43	$ 294,760	$ 301,588
3.00%, due 5/1/48	2,291,562	2,409,603
3.00%, due 9/1/50	2,552,761	2,691,807
3.00%, due 2/1/51	2,101,131	2,194,144
3.00%, due 4/1/51	1,463,718	1,534,694
3.00%, due 7/1/51	1,916,556	2,002,477
3.50%, due 8/1/49	3,305,971	3,568,268
3.50%, due 3/1/50	5,346,356	5,779,110
3.50%, due 9/1/50	5,743,097	6,221,081
3.50%, due 4/1/51	1,206,049	1,294,273
4.00%, due 6/1/46	1,056,042	1,158,994
4.00%, due 11/1/46	3,403,503	3,713,227
4.00%, due 4/1/47	3,084,472	3,374,866
6.50%, due 10/1/36	11,825	13,045
6.50%, due 10/1/36	11,805	13,023
6.50%, due 8/1/37	1,979	2,228
7.00%, due 9/1/37	33,205	38,360
7.00%, due 10/1/37	412	489
7.00%, due 11/1/37	5,099	5,910
7.50%, due 7/1/28	6,611	7,065
		57,234,547
Government National Mortgage Association (Mortgage Pass-Through Securities) 0.1%
GNMA I, 30 Year
4.00%, due 3/15/44	24,409	26,854
4.00%, due 7/15/44	194,999	213,012
4.00%, due 7/15/45	101,191	110,899
4.50%, due 6/15/39	420,786	470,294
4.50%, due 6/15/40	157,040	176,932
		997,991
United States Treasury Bonds 1.7%
U.S. Treasury Bonds
1.625%, due 11/15/50	12,500,000	11,645,996
1.875%, due 2/15/41	3,770,000	3,731,564
		15,377,560
United States Treasury Notes 11.1%
U.S. Treasury Notes
0.75%, due 12/31/23	16,150,000	16,153,154
1.00%, due 12/15/24	22,350,000	22,374,445
1.25%, due 12/31/26	11,600,000	11,587,313
1.375%, due 12/31/28	16,850,000	16,773,648

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP Bond Portfolio

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
United States Treasury Notes (continued)
U.S. Treasury Notes (continued)
1.375%, due 11/15/31	$ 21,750,000	$ 21,474,727
2.50%, due 3/31/23	10,000,000	10,246,484
		98,609,771
Total U.S. Government & Federal Agencies (Cost $194,071,993)		194,070,546
Total Long-Term Bonds (Cost $859,785,872)		871,757,468

	Shares
Short-Term Investment 12.5%
Unaffiliated Investment Company 12.5%
J.P. Morgan U.S. Government Money Market Fund, 0.026% (j)	110,360,785	110,360,785
Total Short-Term Investment (Cost $110,360,785)		110,360,785
Total Investments (Cost $970,146,657)	110.8%	982,118,253
Other Assets, Less Liabilities	(10.8)	(95,696,255)
Net Assets	100.0%	$ 886,421,998

†	Percentages indicated are based on Portfolio net assets.
‡	Less than one-tenth of a percent.
(a)	Step coupon—Rate shown was the rate in effect as of December 31, 2021.
(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(c)	Floating rate—Rate shown was the rate in effect as of December 31, 2021.
(d)	Fixed to floating rate—Rate shown was the rate in effect as of December 31, 2021.
(e)	TBA—Security purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of December 31, 2021, the total net market value was $103,688,259, which represented 11.7% of the Portfolio’s net assets. All or a portion of this security is a part of a mortgage dollar roll agreement.
(f)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of December 31, 2021.
(g)	Collateralized Mortgage Obligation Interest Only Strip—Pays a fixed or variable rate of interest based on mortgage loans or mortgage pass-through securities. The principal amount of the underlying pool represents the notional amount on which the current interest was calculated. The value of these stripped securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.
(h)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of December 31, 2021.
(i)	Delayed delivery security.
(j)	Current yield as of December 31, 2021.
Futures Contracts
As of December 31, 2021, the Portfolio held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
U.S. Treasury 2 Year Notes	223	March 2022	$ 48,807,744	$ 48,652,328	$ (155,416)
U.S. Treasury Ultra Bonds	309	March 2022	60,579,830	60,911,625	331,795
Total Long Contracts					176,379
Short Contracts
U.S. Treasury 5 Year Notes	(39)	March 2022	(4,729,882)	(4,718,086)	11,796
U.S. Treasury 10 Year Notes	(74)	March 2022	(9,638,947)	(9,654,687)	(15,740)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments December 31, 2021† (continued)
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
U.S. Treasury 10 Year Ultra Bonds	(120)	March 2022	$ (17,486,070)	$ (17,572,500)	$ (86,430)
Total Short Contracts					(90,374)
Net Unrealized Appreciation					$ 86,005

1.	As of December 31, 2021, cash in the amount of $1,833,301 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2021.

Abbreviation(s):
CLO—Collateralized Loan Obligation
FFCB—Federal Farm Credit Bank
FHLB—Federal Home Loan Bank
FHLMC—Federal Home Loan Mortgage Corp.
FNMA—Federal National Mortgage Association
GNMA—Government National Mortgage Association
LIBOR—London Interbank Offered Rate
REMIC—Real Estate Mortgage Investment Conduit
TBA—To Be Announced
UMBS—Uniform Mortgage Backed Securities
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay VP Bond Portfolio

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021, for valuing the Portfolio’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$ —	$ 163,782,929	$ —	$ 163,782,929
Corporate Bonds	—	327,571,729	—	327,571,729
Foreign Government Bonds	—	7,729,899	—	7,729,899
Mortgage-Backed Securities	—	173,639,452	—	173,639,452
Municipal Bonds	—	4,962,913	—	4,962,913
U.S. Government & Federal Agencies	—	194,070,546	—	194,070,546
Total Long-Term Bonds	—	871,757,468	—	871,757,468
Short-Term Investment
Unaffiliated Investment Company	110,360,785	—	—	110,360,785
Total Investments in Securities	110,360,785	871,757,468	—	982,118,253
Other Financial Instruments
Futures Contracts (b)	343,591	—	—	343,591
Total Investments in Securities and Other Financial Instruments	$ 110,704,376	$ 871,757,468	$ —	$ 982,461,844
Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$ (257,586)	$ —	$ —	$ (257,586)
Total Investments in Securities and Other Financial Instruments	$ (257,586)	$ —	$ —	$ (257,586)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Statement of Assets and Liabilities as of December 31, 2021
Assets
Investment in securities, at value (identified cost $970,146,657)	$ 982,118,253
Cash	28,253,096
Cash collateral on deposit at broker for futures contracts	1,833,301
Receivables:
Investment securities sold	5,383,906
Interest	3,649,540
Variation margin on futures contracts	470,749
Portfolio shares sold	271,183
Other assets	6,960
Total assets	1,021,986,988
Liabilities
Payables:
Investment securities purchased	131,440,575
Portfolio shares redeemed	3,513,617
Manager (See Note 3)	369,388
NYLIFE Distributors (See Note 3)	110,775
Professional fees	51,449
Shareholder communication	48,607
Custodian	15,072
Trustees	1,628
Accrued expenses	13,879
Total liabilities	135,564,990
Net assets	$ 886,421,998
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 61,899
Additional paid-in-capital	862,826,374
862,888,273
Total distributable earnings (loss)	23,533,725
Net assets	$ 886,421,998
Initial Class
Net assets applicable to outstanding shares	$366,020,053
Shares of beneficial interest outstanding	25,371,612
Net asset value per share outstanding	$ 14.43
Service Class
Net assets applicable to outstanding shares	$520,401,945
Shares of beneficial interest outstanding	36,527,436
Net asset value per share outstanding	$ 14.25

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay VP Bond Portfolio

Statement of Operations for the year ended December 31, 2021
Investment Income (Loss)
Income
Interest	$ 17,162,730
Dividends	121,539
Other	6,186
Total income	17,290,455
Expenses
Manager (See Note 3)	4,414,399
Distribution/Service—Service Class (See Note 3)	1,320,901
Professional fees	115,753
Shareholder communication	59,903
Custodian	54,437
Trustees	19,845
Miscellaneous	45,589
Total expenses	6,030,827
Net investment income (loss)	11,259,628
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	485,492
Futures transactions	(74,810)
Net realized gain (loss)	410,682
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(26,073,067)
Futures contracts	103,877
Net change in unrealized appreciation (depreciation)	(25,969,190)
Net realized and unrealized gain (loss)	(25,558,508)
Net increase (decrease) in net assets resulting from operations	$(14,298,880)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Statements of Changes in Net Assets
for the years ended December 31, 2021 and December 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 11,259,628	$ 14,248,343
Net realized gain (loss)	410,682	26,821,653
Net change in unrealized appreciation (depreciation)	(25,969,190)	19,568,324
Net increase (decrease) in net assets resulting from operations	(14,298,880)	60,638,320
Distributions to shareholders:
Initial Class	(17,030,411)	(8,712,379)
Service Class	(24,548,787)	(10,771,134)
Total distributions to shareholders	(41,579,198)	(19,483,513)
Capital share transactions:
Net proceeds from sales of shares	203,534,486	274,423,509
Net asset value of shares issued to shareholders in reinvestment of distributions	41,579,198	19,483,513
Cost of shares redeemed	(245,204,350)	(161,417,551)
Increase (decrease) in net assets derived from capital share transactions	(90,666)	132,489,471
Net increase (decrease) in net assets	(55,968,744)	173,644,278
Net Assets
Beginning of year	942,390,742	768,746,464
End of year	$ 886,421,998	$ 942,390,742
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay VP Bond Portfolio

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Initial Class	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 15.37	$ 14.57	$ 13.72	$ 14.31	$ 14.26
Net investment income (loss) (a)	0.21	0.28	0.37	0.38	0.32
Net realized and unrealized gain (loss)	(0.42)	0.87	0.88	(0.53)	0.23
Total from investment operations	(0.21)	1.15	1.25	(0.15)	0.55
Less distributions:
From net investment income	(0.27)	(0.31)	(0.40)	(0.40)	(0.37)
From net realized gain on investments	(0.46)	(0.04)	—	(0.04)	(0.13)
Total distributions	(0.73)	(0.35)	(0.40)	(0.44)	(0.50)
Net asset value at end of year	$ 14.43	$ 15.37	$ 14.57	$ 13.72	$ 14.31
Total investment return (b)	(1.37)%	7.94%	9.12%	(1.00)%	3.85%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.39%	1.83%	2.60%	2.76%	2.23%
Net expenses (c)	0.52%	0.53%	0.54%	0.53%	0.52%
Portfolio turnover rate (d)	326%	255%	204%	148%	209%
Net assets at end of year (in 000's)	$ 366,020	$ 412,053	$ 341,408	$ 307,682	$ 517,067

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 194%, 241%, 197%, 133% and 190% for the years ended December 31, 2021, 2020, 2019, 2018 and 2017, respectively.

	Year Ended December 31,
Service Class	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 15.19	$ 14.41	$ 13.58	$ 14.16	$ 14.12
Net investment income (loss) (a)	0.17	0.24	0.33	0.35	0.28
Net realized and unrealized gain (loss)	(0.41)	0.86	0.87	(0.53)	0.22
Total from investment operations	(0.24)	1.10	1.20	(0.18)	0.50
Less distributions:
From net investment income	(0.24)	(0.28)	(0.37)	(0.36)	(0.33)
From net realized gain on investments	(0.46)	(0.04)	—	(0.04)	(0.13)
Total distributions	(0.70)	(0.32)	(0.37)	(0.40)	(0.46)
Net asset value at end of year	$ 14.25	$ 15.19	$ 14.41	$ 13.58	$ 14.16
Total investment return (b)	(1.62)%	7.67%	8.85%	(1.25)%	3.59%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.14%	1.57%	2.34%	2.53%	1.98%
Net expenses (c)	0.77%	0.78%	0.79%	0.78%	0.77%
Portfolio turnover rate (d)	326%	255%	204%	148%	209%
Net assets at end of year (in 000's)	$ 520,402	$ 530,338	$ 427,338	$ 323,100	$ 333,530

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 194%, 241%, 197%, 133% and 190% for the years ended December 31, 2021, 2020, 2019, 2018 and 2017, respectively.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Notes to Financial Statements
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Bond Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio (formerly known as MainStay VP Moderate Growth Allocation Portfolio) and MainStay VP Equity Allocation Portfolio (formerly known as MainStay VP Growth Allocation Portfolio), which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	January 23, 1984
Service Class	June 4, 2003
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek total return.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio
prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
The Board of Trustees of the Fund (the "Board") adopted procedures establishing methodologies for the valuation of the Portfolio's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market

26	MainStay VP Bond Portfolio

participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2021, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio's valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of December 31, 2021, were fair valued in such a manner.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until
27

Notes to Financial Statements (continued)
settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

28	MainStay VP Bond Portfolio

(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Portfolio did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Portfolio's investment in futures contracts and other derivatives may increase the volatility of the Portfolio's NAVs and may result in a loss to the Portfolio. Open futures contracts as of December 31, 2021, are shown in the Portfolio of Investments.
(H) Dollar Rolls. The Portfolio may enter into dollar roll transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio generally transfers MBS where the MBS are "to be announced," therefore, the Portfolio accounts for these transactions as purchases and sales.
When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolio has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Portfolio maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Portfolio at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.
(I) Delayed Delivery Transactions.  The Portfolio may purchase or sell securities on a delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell delayed delivery securities before they are delivered, which may result in a realized gain or loss. When the Portfolio has sold a security it owns on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security. Delayed delivery transactions as of December 31, 2021, are shown in the Portfolio of Investments.
(J) Debt Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.
Investments in the Portfolio are not guaranteed, even though some of the Portfolio’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Portfolio’s investment. If interest rates rise, less of the debt may be prepaid and the Portfolio may lose money because the Portfolio may be unable to invest in higher yielding assets. The Portfolio is subject to interest-rate risk and can lose principal value when interest rates rise.
29

Notes to Financial Statements (continued)
Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.
The Portfolio may invest in foreign debt securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets.
(K) LIBOR Replacement Risk. The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. However, certain LIBOR tenors will continue beyond 2021 and the most widely used LIBOR tenors may continue until mid-2023. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known. New York Life Investments is currently working to assess exposure and will modify contracts as necessary.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. While the transition away from LIBOR has already begun with no material adverse effect to the Portfolio's performance, the transition is expected to last through mid-2023 for some LIBOR tenors. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period.
(L) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
(M) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Portfolio's derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio's financial positions, performance and cash flows.
The Portfolio entered into futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Portfolio's securities as well as help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.
Fair value of derivative instruments as of December 31, 2021:
Asset Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$343,591	$343,591
Total Fair Value	$343,591	$343,591

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Liability Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized depreciation on futures contracts (a)	$(257,586)	$(257,586)
Total Fair Value	$(257,586)	$(257,586)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

30	MainStay VP Bond Portfolio

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2021:
Net Realized Gain (Loss) from:	Interest Rate Contracts Risk	Total
Futures Contracts	$(74,810)	$(74,810)
Total Net Realized Gain (Loss)	$(74,810)	$(74,810)

Net Change in Unrealized Appreciation (Depreciation)	Interest Rate Contracts Risk	Total
Futures Contracts	$103,877	$103,877
Total Net Change in Unrealized Appreciation (Depreciation)	$103,877	$103,877

Average Notional Amount	Total
Futures Contracts Long	$113,506,171
Futures Contracts Short	$ (53,226,513)
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. During a portion of the year ended December 31, 2021, the Portfolio reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. NYL Investors LLC ("NYL Investors" or ''Subadvisor''), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.50% up to $500 million; 0.475% from $500 million to $1 billion; 0.45% from $1 billion to $3 billion; and 0.44% in excess of $3 billion. During the year ended December 31, 2021, the effective management fee rate was 0.49%.
During the year ended December 31, 2021, New York Life Investments earned fees from the Portfolio in the amount of $4,414,399 and paid the Subadvisor fees of $2,207,138.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Prior to February 22, 2021, these services were provided by State Street Bank and Trust Company ("State Street").
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
Note 4-Federal Income Tax
As of December 31, 2021, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$970,297,513	$16,661,378	$(5,241,367)	$11,420,011
31

Notes to Financial Statements (continued)
As of December 31, 2021, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Accumulated Capital and Other Gain (Loss)	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$12,889,576	$(1,176,591)	$11,820,740	$23,533,725
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to straddle loss deferral, and mark to market of futures contracts.
As of December 31, 2021, for federal income tax purposes, capital loss carryforwards of $775,862, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$776	$—
During the years ended December 31, 2021 and December 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2021	2020
Distributions paid from:
Ordinary Income	$37,258,730	$19,483,513
Long-Term Capital Gains	4,320,468	—
Total	$41,579,198	$ —
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Prior to February 22, 2021, these services were provided by State Street. The services provided by State Street were a direct expense of the Portfolio and are included in the Statement of Operations as Custodian fees which totaled $6,896 for the period January 1, 2021 through February 21, 2021.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 26, 2022, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2021, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2021, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended December 31, 2021, purchases and sales of U.S. government securities were $1,045,821 and $992,632, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $1,869,342 and $1,952,907, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended December 31, 2021 and December 31, 2020, were as follows:

32	MainStay VP Bond Portfolio

Initial Class	Shares	Amount
Year ended December 31, 2021:
Shares sold	9,136,685	$ 137,110,246
Shares issued to shareholders in reinvestment of distributions	1,181,429	17,030,411
Shares redeemed	(11,757,317)	(177,394,270)
Net increase (decrease)	(1,439,203)	$ (23,253,613)
Year ended December 31, 2020:
Shares sold	8,066,603	$ 123,217,088
Shares issued to shareholders in reinvestment of distributions	574,551	8,712,379
Shares redeemed	(5,265,667)	(79,188,768)
Net increase (decrease)	3,375,487	$ 52,740,699

Service Class	Shares	Amount
Year ended December 31, 2021:
Shares sold	4,474,396	$ 66,424,240
Shares issued to shareholders in reinvestment of distributions	1,723,447	24,548,787
Shares redeemed	(4,585,159)	(67,810,080)
Net increase (decrease)	1,612,684	$ 23,162,947
Year ended December 31, 2020:
Shares sold	10,093,014	$ 151,206,421
Shares issued to shareholders in reinvestment of distributions	718,296	10,771,134
Shares redeemed	(5,549,124)	(82,228,783)
Net increase (decrease)	5,262,186	$ 79,748,772
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2021, events and transactions subsequent to December 31, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
33

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MainStay VP Funds Trust and Shareholders of
MainStay VP Bond Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Bond Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
February 24, 2022
We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.
34	MainStay VP Bond Portfolio

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay VP Bond Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and NYL Investors LLC (“NYL Investors”) with respect to the Portfolio (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 8–9, 2021 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and NYL Investors in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2021 through December 2021, including information and materials furnished by New York Life Investments and NYL Investors in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or NYL Investors that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Portfolio and investment-related matters for the Portfolio as well as presentations from New York Life Investments and NYL Investors personnel. In addition, the Board took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2021 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by the applicable share classes of the Portfolio, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and NYL Investors; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and NYL Investors; (iii) the costs of the services provided, and profits realized, by New York Life Investments and NYL Investors with respect to their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and NYL Investors. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life

35

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
Investments and NYL Investors resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to investors and that the Portfolio’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 8–9, 2021 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and NYL Investors
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of NYL Investors, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of NYL Investors and ongoing analysis of, and interactions with, NYL Investors with respect to, among other things, the Portfolio’s investment performance and risks as well as NYL Investors’ investment capabilities and subadvisory services with respect to the Portfolio.
The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Portfolio. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that NYL Investors provides to the Portfolio and considered the terms of each of the Advisory Agreements. The Board evaluated NYL Investors’ experience and performance in serving as subadvisor to the Portfolio and advising other portfolios and NYL Investors’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at NYL Investors and New York Life Investments’ and NYL Investors’ overall resources, legal and compliance environment, capabilities, reputation and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and NYL Investors and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board reviewed NYL Investors’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the qualifications and experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and NYL Investors regarding the operations of their respective business continuity plans in response to the ongoing COVID-19 pandemic, including the remote working environment.
Based on these considerations, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant

36	MainStay VP Bond Portfolio

investment categories and the Portfolio’s benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Portfolio as compared to peer funds.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance attributable to NYL Investors as well as discussions between the Portfolio’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or NYL Investors had taken, or had agreed to take, to seek to enhance Portfolio investment performance and the results of those actions.
Based on these considerations, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits Realized, by New York Life Investments and NYL Investors
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Portfolio. Because NYL Investors is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and NYL Investors in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and NYL Investors and profits realized by New York Life Investments and its affiliates , including NYL Investors, the Board considered, among other factors, New York Life Investments’ and its affiliates’ continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio. The Board also considered the financial resources of New York Life Investments and NYL Investors and acknowledged that New York Life Investments and NYL Investors must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and
NYL Investors to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.
The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New
37

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Portfolio were not excessive.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fees paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fee paid to NYL Investors is paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and NYL Investors on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and those of the similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints and voluntary waivers on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.
Based on the factors outlined above, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Portfolio’s expense structure permits economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

38	MainStay VP Bond Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov .
39

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Portfolio are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolio. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a
Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Nolan reached the age of 75 during the calendar year 2021. Accordingly, Mr. Nolan retired at the end of calendar year 2021, at which time, Ms. Hammond became a Trustee of the Portfolio. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Yie-Hsin Hung* 1962	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010	78	MainStay Funds: Trustee since 2017 (12 Funds);
MainStay Funds Trust: Trustee since 2017 (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2017;
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee
since March 2021; and
Turtle Beach Corporation: Director since April 2021
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
40	MainStay VP Bond Portfolio

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021;VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Committee since 2018
Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007***	President, Strategic Management Advisors LLC since 1990	78	MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 Funds); MainStay Funds Trust: Chairman since 2017 and Trustee since 1990 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay Funds: Trustee since 2006 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Richard H. Nolan, Jr.**** 1946	MainStay VP Funds Trust: Trustee since 2006***	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay Funds: Trustee since 2007 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Independent Trustees
41

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (12 Funds);
MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Trustee since 2018, Chair of the Special Committee since 2019; and
Rhode Island School of Design: Trustee and Chair of the Finance Committee since 2015

Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC since 2018; President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds); MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Allstate Corporation: Director since 2015;
Partners in Health:Trustee since 2019 and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay Funds: Trustee since 1994 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund; Trustee since June 2021
**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
****	Pursuant to the Board's retirement policy, Mr. Nolan retired from the Board effective December 31, 2021.
Independent Trustees
42	MainStay VP Bond Portfolio

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay VP Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since January 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust since 2017** and MainStay CBRE Global Infrastructure Megatrends Fund since 2021; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust since 2007**	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds Trust since 2009, MainStay Funds since 2007 and MainStay CBRE Global Infrastructure Megatrends Fund since 2021; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay VP Funds Trust since 2021, and 2014 to 2020	Vice President and Chief Compliance Officer, New York Life Investments Alternatives LLC and New York Life Investment Management Holdings LLC (since 2020); Vice President (since 2018) and Chief Compliance Officer (since 2016), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, IndexIQ Advisors LLC, IndexIQ Holdings Inc., IndexIQ LLC and IndexIQ Trust (since 2017); Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay Funds, MainStay Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2021 and 2014 to 2020); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust since 2010**	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds and MainStay Funds Trust since 2010 and MainStay CBRE Global Infrastructure Megatrends Fund since 2021
Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust since 2005**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds Trust since 2009 and MainStay Funds since 2005 and MainStay CBRE Global Infrastructure Megatrends Fund since 2021
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
43

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP MacKay S&P 500 Index Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP T. Rowe Price Equity Income Portfolio1
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Brown Advisory LLC
Baltimore, Maryland
Candriam Belgium S.A.*
Brussels, Belgium
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Capital Management LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
T. Rowe Price Associates, Inc.
Baltimore, Maryland
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
Effective on or about May 1, 2022, the MainStay VP T. Rowe Price Equity Income Portfolio will be renamed the MainStay VP American Century Sustainable Equity Portfolio.
Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC
Not part of the Annual Report

2021 Annual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2022 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
1801640	MSVPB11-02/22
(NYLIAC) NI509

MainStay VP MacKay Government Portfolio

Message from the President and Annual Report
December 31, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
The COVID-19 pandemic and inflation drove market performance during the 12-month reporting period ended December 31, 2021. Against all expectations, the pandemic remained a persistent force worldwide, with widespread outbreaks of highly transmissible variants disrupting life in many locations despite the widespread availability of effective vaccines. Supported by government stimulus and accommodative monetary policies, most global economies expanded, exceeding pre-pandemic levels. However, the pandemic continued to claim lives, and the recovery proved uneven, with some industries struggling in the face of labor shortages, supply-chain bottlenecks and sharply rising commodity prices.
Spurred by economic growth and rising inflationary pressures, positive investor sentiment buoyed stock markets while bond markets lagged. In the United States, the S&P 500® Index, a widely regarded benchmark of market performance, produced strong gains led by energy and real estate, followed by information technology and financials. Materials and consumer staples lagged the Index by a small margin, while health care and industrials trailed further behind. The traditionally defensive utilities and consumer staples sectors underperformed by a greater margin, with both sectors challenged by rising commodity prices, with communication services as the only sector to generate negative returns. Small- and mid-cap stocks, which outperformed for much of the reporting period, lost ground to large-cap stocks in the closing months of 2021 as risk appetites diminished and trailed for the year as a whole. Similarly, value stocks outperformed growth-oriented shares during the first half of the year, then fell behind in November and December. In developed international equity markets, the U.K. and Eurozone led Asia, while, overall, the international market lagged its U.S. counterpart, particularly during the second half of the reporting period. Emerging market equities suffered broad losses, though returns varied widely from country to country with some, such as India, producing solidly positive returns while others, most notably China, experiencing punishing declines.
U.S. and international bond markets produced mixed performance, buffeted by rising interest rates while supported by accommodative monetary policies and strong corporate financial results. Expectations for a quick economic recovery in early 2021 drove rising yields and a steep selloff in traditional safe havens, such as government bonds. A partial recovery in the summer of 2021 was followed by another dip in the fall, prompted by signals from central banks of their intention to soon withdraw monetary accommodation as a first step toward raising rates in an effort to combat rising inflation. Increasingly hawkish rhetoric from the U.S. Federal Reserve in November and December further pressured the fixed-income asset class. Corporate bonds fared relatively well given the positive corporate earnings environment and historically low default rates, with lower-rated issues significantly outperforming investment-grade credits. Emerging market corporate bonds came under pressure late in the reporting period due to slowing Chinese economic growth associated with a government regulatory crackdown and heightened concerns regarding a debt crisis in the Chinese real estate sector.
Today, the pandemic remains deeply felt in the economy and our personal lives. Yet, at the same time, post-pandemic trends are beginning to play an increasing role in the financial markets. As a MainStay VP investor, you can rely on us to manage our portfolios with a careful eye on the ever-changing investment landscape and provide you with disciplined investment tools to help you reach your financial goals. Thank you for your continued trust, which we strive to earn every day.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information, which includes information about MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended December 31, 2021
Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	1/29/1993	-1.50%	2.15%	1.83%	0.56%
Service Class Shares	6/4/2003	-1.74	1.90	1.58	0.81

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	One Year	Five Years	Ten Years
Bloomberg U.S. Government Bond Index[1]	-2.28%	3.07%	2.14%
Morningstar Intermediate Government Category Average[2]	-1.83	2.25	1.73

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
1.	The Bloomberg U.S. Government Bond Index is the Portfolio’s primary benchmark. The Bloomberg U.S. Government Bond Index is a broad-based benchmark that consists of publicly issued debt of the U.S. Treasury and government agencies. Results assume the reinvestment of all income and capital gains. An investment cannot be made directly in an index.
2.	The Morningstar Intermediate Government Category Average is representative of funds that have at least 90% of their bond holdings in bonds backed by U.S. government or by U.S. government-linked agencies. These funds have durations between 3.5 and 6 years and/or average effective maturities between 4 and 10 years. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP MacKay Government Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2021 to December 31, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2021 to December 31, 2021. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended
December 31, 2021. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 7/1/21	Ending Account Value (Based on Actual Returns and Expenses) 12/31/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$995.30	$2.77	$1,022.43	$2.80	0.55%
Service Class Shares	$1,000.00	$994.00	$4.02	$1,021.17	$4.08	0.80%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP MacKay Government Portfolio

Portfolio Composition as of December 31, 2021 (Unaudited)
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of December 31, 2021 (excluding short-term investments) (Unaudited)
1.	UMBS, 30 Year, 2.00%-6.50%, due 7/1/39–11/1/51
2.	U.S. Treasury Notes, 0.375%-3.00%, due 4/30/24–2/15/30
3.	UMBS, 30 Year, 2.00%-3.50%, due 6/1/46–12/1/51
4.	U.S. Treasury Inflation Linked Notes, 0.125%, due 1/15/30–7/15/30
5.	FNMA, 1.25%-3.50%, due 7/25/42–3/25/60
6.	FHLMC Gold Pools, 30 Year, 2.50%-6.50%, due 4/1/37–3/1/49
7.	U.S. Treasury Bonds, 3.00%-4.375%, due 11/15/39–2/15/48
8.	GNMA, 1.00%-3.25%, due 8/16/41–12/20/51
9.	UMBS, 20 Year, 2.00%-3.00%, due 10/1/32–7/1/41
10.	United States Small Business Administration, 1.93%-3.31%, due 12/1/32–4/1/38

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers, Steven H. Rich, Stephen R. Cianci, CFA, and Neil Moriarty III, of MacKay Shields LLC, the Portfolio’s Subadvisor.
How did MainStay VP MacKay Government Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 20s?
For the 12 months ended December 31, 2021, MainStay VP MacKay Government Portfolio returned −1.50% for Initial Class shares and −1.74% for Service Class shares. Over the same period, both share classes outperformed the −2.28% return of the Bloomberg U.S. Government Bond Index (“the Index”), which is the Portfolio’s benchmark, and also outperformed the −1.83% return of the Morningstar Intermediate Government Category Average.1
What factors affected the Portfolio’s relative performance during the reporting period?
Duration,2 yield-curve3 posture, sector weighting and issue selection were the four factors primarily affecting the Portfolio’s performance relative to the Index.
Duration and yield-curve posture: The favorable impact of COVID-19 vaccine deployment led U.S. Treasury yields higher across the yield curve. Yields rose more in shorter maturities. Much of the uneven shift along the yield curve occurred toward the end of the reporting period as investors anticipated tighter monetary policy keeping pace with inflation: shorter-maturity Treasury yields are likely to be most responsive to the U.S. Federal Reserve (the “Fed”) raising its benchmark financing rate, while smaller increases in longer rates signaled confidence that the Fed’s actions would quell inflation risk. The Portfolio benefited from the backdrop of rising yields. The Portfolio’s shorter duration made it less sensitive to changes in Treasury yields, than the Index, and longer-duration peers. On yield-curve posture, the flatter yield curve disadvantaged the Portfolio relative to the Index and peers, with assets more concentrated in the long end of the yield curve.
Sector weighting: The largest class of securities held in the Portfolio were residential mortgage-backed securities, some backed by single-family properties and others backed by multifamily properties. Our commitment to the mortgage sector imparted a yield advantage over lower-yielding Treasury securities and agency debentures. However, the interest-rate volatility that prevailed during most of the reporting period chipped away at the yield advantage of single-family mortgage-backed securities. In contrast, securities backed by mortgages on multifamily properties, were more resistant to the volatility due to their prepayment protection.
Issue Selection: The Portfolio maintained a preference for residential mortgage passthroughs guaranteed by FNMA and
FHLMC over those guaranteed by GNMA. (FNMA stands for Federal National Mortgage Association, also known as Fannie Mae. FHMLC stands for Federal Home Loan Mortgage Corporation, also known as Freddie Mac. GNMA stands for Government National Mortgage Association, also known as Ginnie Mae.) This posture was additive to the Portfolio’s absolute performance and advantaged the Portfolio relative to peers with higher GNMA exposure. GNMA mortgage-backed passthroughs often underperformed FNMA/FHLMC passthroughs during the reporting period. This reflected investor concern about the potential for higher default and forbearance levels for GNMA mortgages, as well as the potential for new government policies to influence refinancing patterns of mortgage loans sponsored by the Federal Housing Administration.
What was the Portfolio’s duration strategy during the reporting period?
As Treasury yields and mortgage rates rose, the Portfolio’s duration extended from 3.0 years to 3.8 years, while the Index’s duration shortened from 7.1 years to 6.9 years. The Portfolio’s duration typically lengthens as Treasury yields rise because of the Portfolio’s exposure to single-family residential mortgage-backed securities. Mortgage rates move directionally with Treasury rates. Higher mortgage rates crimp refinancing opportunities and, in turn, slow prepayments. Higher yields have the opposite effect on the Index’s duration due to its positive convexity.4
A duration near 4.0 years was our preferred spot for the Portfolio during the reporting period. Extending duration to pick up yield did not appear to be a compelling trade off. Moving out the curve presented the risk of negative price return should Treasury yields rise, and this effect could have readily eroded the yield advantage of longer maturities.
During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s absolute performance and which market segments were particularly weak?
The Portfolio’s commitment to agency multifamily mortgage-backed securities made a positive contribution to absolute performance during the reporting period. (Contributions take weightings and total returns into account.) Agency multifamily mortgage-backed securities are backed by FNMA- or FHMLC-guaranteed mortgages on larger multifamily developments and apartment buildings. Multifamily mortgages are typically not freely prepayable like single-family mortgages. Consequently, they amortize more slowly. Investors crossed over

1.	See page 5 for more information on benchmark and peer group returns.
2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
3.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
4.	Convexity is a mathematical measure of the sensitivity of an interest-bearing bond to changes in interest rates.
8	MainStay VP MacKay Government Portfolio

to multifamily from single-family, attracted to the more stable cash-flow profiles offered by securities backed by mortgages on multifamily properties. In turn, the multifamily sector’s average spread5 to duration-matched Treasury bonds narrowed.
As described earlier, the Portfolio maintained a preference for residential mortgage passthroughs guaranteed by FNMA and FHLMC over those guaranteed by GNMA. This posture was additive to the Portfolio’s absolute performance.
Holdings of Treasury inflation-protected securities (TIPS) outperformed nominal Treasury securities during the reporting period, contributing positively to the Portfolio’s absolute performance and boosting its performance relative to the Index.
The Portfolio’s 1.5% exposure to utility-tariff securitizations outperformed comparable-duration securities in the Index. Utility-tariff investments are securitizations sanctioned by state utility commissions that permit utilities to collect non-bypassable tariffs from their rate payers to recover large capital expenditures.
Longer-duration Treasury securities were weak contributors to the Portfolio’s absolute return as Treasury yields rose.
How did the Portfolio’s sector weightings change during the reporting period?
During the reporting period, we introduced taxable municipals to diversify the Portfolio’s holdings. Taxable municipals are bonds issued by state and local municipalities to fund projects that do not qualify for tax exemption. The sector trades with narrower sponsorship than other government-related space because it is less well understood. The narrower sponsorship generates a yield premium, which improves the sector’s relative value to Treasury securities. As of December 31, 2021, the Portfolio’s taxable municipals exposure was about 3.00% of net assets. We funded the taxable municipals by selling Treasury holdings.
We rotated 4% of the Portfolio’s assets from government-related mortgage securities backed by single-family properties to government-related mortgage securities backed by multifamily properties.
The Portfolio’s exposure to TIPS fell from approximately 5% of net assets at the beginning of the reporting period to approximately 4% of net assets at the end of the reporting period. We trimmed the exposure after TIPS became more expensive as inflation rose. We rotated the sale proceeds into comparable-duration nominal Treasury securities to reflect our view of the softening of TIPS’ relative value since the beginning of the reporting period.
How was the Portfolio positioned at the end of the reporting period?
Relative to the Index, the Portfolio ended the reporting period with underweight exposure to Treasury bonds and equivalently weighted exposure to agency debentures. As of December 31, 2021, the Portfolio held overweight exposure to agency residential mortgage-backed securities, both single-family and multifamily, and taxable municipals. As of the same date, the Portfolio also held modest overweight positions in asset-backed securities, non-agency mortgage-backed securities and corporate bonds; collectively, these non-government exposures accounted for approximately 5.00% of the Portfolio’s net assets. The Portfolio ended the reporting period with 2.5% of net assets allocated to cash and cash equivalents.
5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
The opinions expressed are those of the portfolio as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
9

Portfolio of Investments December 31, 2021†
	Principal Amount	Value
Long-Term Bonds 98.9%
Asset-Backed Securities 2.2%
Other Asset-Backed Securities 2.2%
FirstEnergy Ohio PIRB Special Purpose Trust
Series 2013-1, Class A3
3.45%, due 1/15/36	$ 472,661	$ 512,078
PSNH Funding LLC 3
Series 2018-1, Class A1
3.094%, due 2/1/26	205,911	210,774
United States Small Business Administration
Series 2012-20L, Class 1
1.93%, due 12/1/32	313,091	316,617
Series 2014-20H, Class 1
2.88%, due 8/1/34	357,681	369,391
Series 2015-20G, Class 1
2.88%, due 7/1/35	982,453	1,022,888
Series 2014-20I, Class 1
2.92%, due 9/1/34	398,769	412,762
Series 2014-20C, Class 1
3.21%, due 3/1/34	657,115	687,257
Series 2018-20B, Class 1
3.22%, due 2/1/38	1,555,176	1,646,510
Series 2018-20D, Class 1
3.31%, due 4/1/38	1,866,822	2,017,356
Total Asset-Backed Securities (Cost $7,000,705)		7,195,633
Corporate Bonds 1.9%
Electric 1.9%
Duke Energy Florida Project Finance LLC
Series 2026
2.538%, due 9/1/29	1,900,000	1,955,740
Monongahela Power Co.
4.10%, due 4/15/24 (a)	2,000,000	2,103,774
PG&E Energy Recovery Funding LLC
Series A-1
1.46%, due 7/15/31	2,000,000	1,987,338
		6,046,852
Total Corporate Bonds (Cost $5,966,377)		6,046,852
	Principal Amount	Value
Mortgage-Backed Securities 22.1%
Agency (Collateralized Mortgage Obligations) 10.6%
FHLMC
REMIC, Series 5019, Class PL
1.00%, due 10/25/50	$ 730,363	$ 697,705
REMIC, Series 5073, Class DG
1.50%, due 8/25/38	358,537	360,421
REMIC, Series 5051, Class KI
2.50%, due 12/25/50 (b)	2,475,530	418,009
REMIC, Series 4913, Class UA
3.00%, due 3/15/49	358,164	368,437
REMIC, Series 4908, Class BD
3.00%, due 4/25/49	1,211,781	1,241,264
REMIC, Series 4888, Class BA
3.50%, due 9/15/48	210,124	214,840
REMIC, Series 4877, Class AT
3.50%, due 11/15/48	223,415	233,765
REMIC, Series 4877, Class BE
3.50%, due 11/15/48	311,676	322,918
FHLMC, Multifamily Structured Pass-Through Certificates
REMIC, Series K042, Class A2
2.67%, due 12/25/24	1,500,000	1,558,212
REMIC, Series K729, Class A2
3.136%, due 10/25/24	2,745,000	2,872,314
FHLMC, STRIPS
REMIC, Series 358, Class PO
(zero coupon), due 10/15/47	2,062,340	1,940,010
FNMA
REMIC, Series 2020-63, Class B
1.25%, due 9/25/50	440,858	433,582
REMIC, Series 2012-124, Class PG
2.00%, due 7/25/42	947,379	956,798
REMIC, Series 2021-2, Class AI
2.00%, due 2/25/51 (b)	5,775,219	554,155
REMIC, Series 2021-53, Class GI
3.00%, due 7/25/48 (b)	2,038,978	316,014
REMIC, Series 2019-13, Class PE
3.00%, due 3/25/49	277,529	289,592
REMIC, Series 2019-58, Class LP
3.00%, due 10/25/49	598,336	613,994
REMIC, Series 2021-13, Class BI
3.00%, due 2/25/50 (b)	1,318,373	133,646
REMIC, Series 2020-10, Class LP
3.50%, due 3/25/50	1,859,056	1,948,907
REMIC, Series 2021-6, Class ML
3.50%, due 6/25/50	886,807	926,114
REMIC, Series 2021-6, Class MC
3.50%, due 6/25/50	1,711,149	1,830,173

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP MacKay Government Portfolio

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Agency (Collateralized Mortgage Obligations) (continued)
FNMA (continued)
REMIC, Series 2021-12, Class GC
3.50%, due 7/25/50	$ 1,342,999	$ 1,425,038
REMIC, Series 2020-10, Class DA
3.50%, due 3/25/60	1,940,880	2,070,667
FNMA, STRIPS (b)
REMIC, Series 360, Class 2
5.00%, due 8/25/35	49,759	8,487
REMIC, Series 361, Class 2
6.00%, due 10/25/35	11,426	2,351
GNMA
REMIC, Series 2021-78, Class LA
1.00%, due 5/20/51	822,540	810,350
REMIC, Series 2021-91, Class MF
1.00%, due 5/20/51	417,205	406,355
REMIC, Series 2021-105, Class DB
1.00%, due 6/20/51	961,675	914,161
REMIC, Series 2021-214, Class SA
1.65% (SOFR 30A + 1.70%), due 12/20/51 (b)(c)	5,910,000	143,755
REMIC, Series 2021-213, Class ES
1.652% (SOFR 30A + 1.70%), due 12/20/51 (b)(c)	5,910,000	164,040
REMIC, Series 2021-57, Class IN
2.00%, due 2/20/51 (b)	488,771	59,761
REMIC, Series 2021-57, Class AI
2.00%, due 2/20/51 (b)	2,454,660	283,826
REMIC, Series 2014-63, Class PG
2.50%, due 7/20/43	738,263	750,241
REMIC, Series 2021-25, Class LI
2.50%, due 2/20/51 (b)	2,734,791	313,030
REMIC, Series 2021-30, Class WI
2.50%, due 2/20/51 (b)	2,671,074	362,030
REMIC, Series 2019-3, Class A
3.00%, due 4/20/48	313,113	319,403
REMIC, Series 2019-59, Class KA
3.00%, due 12/20/48	511,564	527,090
REMIC, Series 2021-74, Class HI
3.00%, due 4/20/51 (b)	1,420,443	189,536
REMIC, Series 2021-136, Class TI
3.00%, due 8/20/51 (b)	2,477,646	284,026
REMIC, Series 2021-139, Class IA
3.00%, due 8/20/51 (b)	3,108,110	415,724
REMIC, Series 2021-158, Class NI
3.00%, due 9/20/51 (b)	1,976,228	268,278
REMIC, Series 2013-149, Class BA
3.25%, due 8/16/41	1,099,104	1,141,371
	Principal Amount	Value

Agency (Collateralized Mortgage Obligations) (continued)
UMBS, Single Family, 30 Year (d)
2.50%, due 1/25/52 TBA	$ 1,000,000	$ 1,020,239
2.50%, due 2/25/52 TBA	1,250,000	1,272,126
3.00%, due 1/25/52 TBA	1,100,000	1,139,560
3.50%, due 1/25/52 TBA	1,600,000	1,684,359
		34,206,674
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 10.9%
Arbor Multifamily Mortgage Securities Trust
Series 2021-MF3, Class A5
2.575%, due 10/15/54 (a)	3,000,000	3,085,190
BX Trust
Series 2019-OC11, Class A
3.202%, due 12/9/41 (a)	485,000	510,493
BXP Trust
Series 2017-GM, Class A
3.379%, due 6/13/39 (a)	1,750,000	1,848,307
FREMF Mortgage Trust (a)(e)
REMIC, Series 2019-K103, Class B
3.453%, due 12/25/51	2,144,000	2,238,911
REMIC, Series 2013-K27, Class B
3.496%, due 1/25/46	1,300,000	1,330,402
REMIC, Series 2013-K33, Class B
3.496%, due 8/25/46	933,000	965,244
REMIC, Series 2013-K24, Class B
3.506%, due 11/25/45	2,000,000	2,035,630
REMIC, Series 2020-K104, Class C
3.539%, due 2/25/52	1,200,000	1,217,829
REMIC, Series 2015-K721, Class B
3.559%, due 11/25/47	3,140,000	3,188,414
REMIC, Series 2016-K59, Class B
3.576%, due 11/25/49	500,000	525,416
REMIC, Series 2012-K23, Class B
3.656%, due 10/25/45	1,222,000	1,241,937
REMIC, Series 2012-K22, Class B
3.679%, due 8/25/45	800,000	811,884
REMIC, Series 2015-K49, Class C
3.721%, due 10/25/48	500,000	516,136
REMIC, Series 2016-K58, Class B
3.738%, due 9/25/49	1,000,000	1,070,280
REMIC, Series 2014-K41, Class B
3.833%, due 11/25/47	2,700,000	2,855,700
REMIC, Series 2013-K35, Class B
3.934%, due 12/25/46	1,925,000	2,009,175
REMIC, Series 2016-K54, Class B
4.051%, due 4/25/48	695,000	742,845
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments December 31, 2021† (continued)
	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
FREMF Mortgage Trust (a)(e) (continued)
REMIC, Series 2014-K40, Class B
4.073%, due 11/25/47	$ 1,645,000	$ 1,750,430
REMIC, Series 2016-K55, Class B
4.163%, due 4/25/49	1,570,000	1,698,469
REMIC, Series 2014-K38, Class B
4.221%, due 6/25/47	2,000,000	2,113,057
REMIC, Series 2019-K87, Class C
4.322%, due 1/25/51	1,500,000	1,633,088
One Bryant Park Trust
Series 2019-OBP, Class A
2.516%, due 9/15/54 (a)	1,265,000	1,280,149
Wells Fargo Commercial Mortgage Trust
Series 2018-1745, Class A
3.749%, due 6/15/36 (a)(e)	695,000	753,056
		35,422,042
Whole Loan (Collateralized Mortgage Obligations) 0.6%
Citigroup Mortgage Loan Trust
Series 2006-AR6, Class 1A1
3.029%, due 8/25/36 (e)	65,795	62,855
J.P. Morgan Mortgage Trust
Series 2021-LTV2, Class A1
2.519%, due 5/25/52 (a)(f)	1,500,000	1,500,877
Seasoned Loans Structured Transaction
Series 2019-1, Class A1
3.50%, due 5/25/29	294,385	306,007
		1,869,739
Total Mortgage-Backed Securities (Cost $72,077,297)		71,498,455
Municipal Bonds 2.6%
New Jersey 1.3%
New Jersey Turnpike Authority Revenue Bonds
1.483%, due 1/1/28	1,000,000	969,180
7.102%, due 1/1/41	2,000,000	3,141,374
		4,110,554
	Principal Amount	Value

New York 1.3%
New York State Thruway Authority Revenue Bonds
Series M
2.90%, due 1/1/35	$ 4,000,000	$ 4,178,894
Total Municipal Bonds (Cost $8,428,563)		8,289,448
U.S. Government & Federal Agencies 70.1%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 14.8%
FHLMC Gold Pools, 30 Year
2.50%, due 8/1/46	669,504	687,306
3.00%, due 2/1/46	1,187,527	1,247,588
3.00%, due 4/1/47	1,288,328	1,351,101
3.50%, due 1/1/44	306,870	330,947
3.50%, due 1/1/48	1,213,271	1,294,683
4.00%, due 7/1/44	684,494	750,819
4.00%, due 12/1/46	486,743	528,676
4.00%, due 10/1/48	553,075	604,519
4.00%, due 3/1/49	229,027	243,812
4.50%, due 12/1/44	945,170	1,045,019
5.00%, due 11/1/41	740,510	838,296
6.50%, due 4/1/37	20,477	24,166
FHLMC Gold Pools, Other
4.50%, due 3/1/41	142,988	155,948
Freddie Mac Pool, 30 Year
2.50%, due 5/1/51	1,330,990	1,360,018
Tennessee Valley Authority
4.65%, due 6/15/35	4,395,000	5,686,473
UMBS, 15 Year
2.00%, due 6/1/35	817,743	840,047
2.50%, due 9/1/34	298,082	308,679
UMBS, 30 Year
2.00%, due 7/1/50	3,186,465	3,179,476
2.00%, due 7/1/50	890,104	888,152
2.00%, due 8/1/50	1,417,447	1,414,338
2.00%, due 8/1/50	2,815,933	2,830,728
2.00%, due 8/1/50	2,075,729	2,071,177
2.00%, due 9/1/50	968,796	966,671
2.00%, due 11/1/50	1,805,463	1,801,504
2.00%, due 12/1/51	1,245,958	1,243,269
2.50%, due 3/1/50	1,086,334	1,109,376
2.50%, due 7/1/50	1,790,230	1,828,202
2.50%, due 10/1/50	165,163	168,676
2.50%, due 11/1/50	1,680,277	1,715,917
2.50%, due 1/1/51	430,459	440,984
2.50%, due 2/1/51	2,433,507	2,489,014

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP MacKay Government Portfolio

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
UMBS, 30 Year (continued)
2.50%, due 10/1/51	$ 4,175,059	$ 4,267,607
3.00%, due 6/1/46	633,130	665,392
3.00%, due 8/1/49	1,137,099	1,181,059
3.00%, due 9/1/49	200,940	208,287
3.00%, due 11/1/49	720,991	754,434
3.50%, due 1/1/50	1,123,303	1,184,574
		47,706,934
Federal National Mortgage Association (Mortgage Pass-Through Securities) 31.4%
FNMA, Other
2.50%, due 1/1/57	682,283	708,214
2.68%, due 5/1/25	2,000,000	2,078,231
2.73%, due 4/1/25	1,025,000	1,066,807
3.00%, due 9/1/46	510,817	522,861
3.00%, due 10/1/46	528,224	541,203
3.00%, due 10/1/48	11,579	11,663
3.00%, due 2/1/57	549,313	575,963
3.00%, due 6/1/57	652,583	690,646
6.00%, due 4/1/37	7,170	7,922
6.50%, due 8/1/47	12,119	12,901
UMBS, 15 Year
2.00%, due 6/1/35	1,484,229	1,520,894
UMBS, 20 Year
2.00%, due 5/1/41	2,354,763	2,392,681
2.50%, due 6/1/41	1,965,881	2,029,116
2.50%, due 7/1/41	2,023,201	2,088,884
3.00%, due 10/1/32	389,355	411,432
UMBS, 30 Year
2.00%, due 6/1/50	1,601,493	1,597,980
2.00%, due 8/1/50	3,020,294	3,013,670
2.00%, due 10/1/50	2,652,020	2,657,791
2.00%, due 10/1/50	2,221,098	2,216,808
2.00%, due 12/1/50	1,850,872	1,846,812
2.00%, due 3/1/51	2,343,016	2,340,179
2.00%, due 11/1/51	2,495,409	2,492,586
2.50%, due 1/1/47	1,806,352	1,854,376
2.50%, due 9/1/49	1,518,914	1,552,193
2.50%, due 3/1/50	533,995	547,646
2.50%, due 3/1/50	1,185,064	1,210,200
2.50%, due 3/1/50	1,252,468	1,279,034
2.50%, due 4/1/50	2,218,142	2,283,874
2.50%, due 5/1/50	3,459,307	3,532,681
2.50%, due 7/1/50	1,778,824	1,816,554
2.50%, due 8/1/50	2,153,740	2,206,104
	Principal Amount	Value

Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
UMBS, 30 Year (continued)
2.50%, due 8/1/50	$ 2,654,367	$ 2,711,502
2.50%, due 9/1/50	2,642,769	2,721,400
2.50%, due 10/1/50	2,127,844	2,173,150
2.50%, due 11/1/50	2,675,889	2,764,571
2.50%, due 1/1/51	2,095,031	2,145,210
2.50%, due 4/1/51	1,675,546	1,728,490
3.00%, due 10/1/44	1,098,298	1,163,370
3.00%, due 3/1/47	606,109	636,857
3.00%, due 12/1/47	780,459	818,251
3.00%, due 10/1/49	740,910	767,798
3.00%, due 3/1/50	1,129,967	1,181,102
3.00%, due 3/1/50	1,341,808	1,394,665
3.00%, due 5/1/50	1,129,334	1,170,318
3.00%, due 7/1/50	1,907,091	1,984,163
3.00%, due 11/1/51	2,807,265	2,927,440
3.50%, due 5/1/43	1,324,974	1,429,684
3.50%, due 11/1/44	478,759	516,896
3.50%, due 3/1/45	555,653	598,207
3.50%, due 11/1/45	1,336,356	1,427,707
3.50%, due 8/1/46	359,825	387,703
3.50%, due 10/1/47	258,404	274,000
3.50%, due 2/1/48	140,847	148,611
3.50%, due 8/1/49	738,055	776,864
3.50%, due 9/1/50	1,995,300	2,137,735
4.00%, due 1/1/46	483,949	530,603
4.00%, due 9/1/47	209,982	224,839
4.00%, due 7/1/48	530,985	564,363
4.00%, due 8/1/48	2,705,198	2,882,737
4.00%, due 9/1/48	494,611	525,677
4.00%, due 4/1/49	148,406	157,766
4.00%, due 3/1/50	1,230,586	1,318,484
4.50%, due 2/1/41	1,665,519	1,844,566
4.50%, due 4/1/41	4,125,833	4,607,502
4.50%, due 8/1/42	664,435	734,007
4.50%, due 8/1/44	769,134	849,665
5.00%, due 9/1/41	1,428,897	1,618,427
5.00%, due 10/1/41	1,186,034	1,338,630
5.50%, due 7/1/41	2,206,382	2,503,767
6.00%, due 7/1/39	507,133	587,321
6.50%, due 10/1/39	92,363	105,223
		101,487,177
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments December 31, 2021† (continued)
	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Government National Mortgage Association (Mortgage Pass-Through Securities) 0.3%
GNMA II, 30 Year
4.00%, due 11/20/49	$ 542,499	$ 572,622
4.50%, due 7/20/49	448,616	474,471
		1,047,093
United States Treasury Bonds 2.3%
U.S. Treasury Bonds
3.00%, due 5/15/45	2,790,000	3,336,992
3.00%, due 2/15/48	2,000,000	2,441,094
4.375%, due 11/15/39	1,200,000	1,672,453
		7,450,539
United States Treasury Inflation - Indexed Notes 4.1%
U.S. Treasury Inflation Linked Notes (g)
0.125%, due 1/15/30	3,784,141	4,199,749
0.125%, due 7/15/30	8,090,850	9,051,597
		13,251,346
United States Treasury Notes 17.2%
U.S. Treasury Notes
0.375%, due 4/30/25	5,000,000	4,889,062
1.375%, due 10/31/28	5,000,000	4,979,687
1.50%, due 2/15/30	9,465,000	9,513,804
2.25%, due 4/30/24	19,045,000	19,667,682
2.375%, due 8/15/24	1,695,000	1,759,953
2.625%, due 1/31/26	5,900,000	6,238,559
3.00%, due 10/31/25	7,805,000	8,347,387
		55,396,134
Total U.S. Government & Federal Agencies (Cost $223,641,683)		226,339,223
Total Long-Term Bonds (Cost $317,114,625)		319,369,611

	Shares	Value
Short-Term Investment 2.4%
Affiliated Investment Company 2.4%
MainStay U.S. Government Liquidity Fund, 0.01% (h)	7,701,002	$ 7,701,002
Total Short-Term Investment (Cost $7,701,002)		7,701,002
Total Investments (Cost $324,815,627)	101.3%	327,070,613
Other Assets, Less Liabilities	(1.3)	(4,179,965)
Net Assets	100.0%	$ 322,890,648

†	Percentages indicated are based on Portfolio net assets.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Collateralized Mortgage Obligation Interest Only Strip—Pays a fixed or variable rate of interest based on mortgage loans or mortgage pass-through securities. The principal amount of the underlying pool represents the notional amount on which the current interest was calculated. The value of these stripped securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.
(c)	Floating rate—Rate shown was the rate in effect as of December 31, 2021.
(d)	TBA—Security purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of December 31, 2021, the total net market value was $5,116,284, which represented 1.6% of the Portfolio’s net assets. All or a portion of this security is a part of a mortgage dollar roll agreement.
(e)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of December 31, 2021.
(f)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of December 31, 2021.
(g)	Treasury Inflation Protected Security—Pays a fixed rate of interest on a principal amount that is continuously adjusted for inflation based on the Consumer Price Index-Urban Consumers.
(h)	Current yield as of December 31, 2021.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP MacKay Government Portfolio

Futures Contracts
As of December 31, 2021, the Portfolio held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
U.S. Treasury 10 Year Ultra Bonds	(12)	March 2022	$ (1,736,222)	$ (1,757,250)	$ (21,028)
U.S. Treasury Long Bonds	(9)	March 2022	(1,434,073)	(1,443,938)	(9,865)
U.S. Treasury Ultra Bonds	(11)	March 2022	(2,146,755)	(2,168,375)	(21,620)
Net Unrealized Depreciation					$ (52,513)

1.	As of December 31, 2021, cash in the amount of $132,400 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2021.

Abbreviation(s):
FHLMC—Federal Home Loan Mortgage Corp.
FNMA—Federal National Mortgage Association
FREMF—Freddie Mac Multifamily
GNMA—Government National Mortgage Association
REMIC—Real Estate Mortgage Investment Conduit
SOFR—Secured Overnight Financing Rate
TBA—To Be Announced
UMBS—Uniform Mortgage Backed Securities
The following is a summary of the fair valuations according to the inputs used as of December 31, 2021, for valuing the Portfolio’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$ —	$ 7,195,633	$ —	$ 7,195,633
Corporate Bonds	—	6,046,852	—	6,046,852
Mortgage-Backed Securities	—	71,498,455	—	71,498,455
Municipal Bonds	—	8,289,448	—	8,289,448
U.S. Government & Federal Agencies	—	226,339,223	—	226,339,223
Total Long-Term Bonds	—	319,369,611	—	319,369,611
Short-Term Investment
Affiliated Investment Company	7,701,002	—	—	7,701,002
Total Investments in Securities	$ 7,701,002	$ 319,369,611	$ —	$ 327,070,613
Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$ (52,513)	$ —	$ —	$ (52,513)
Total Investments in Securities and Other Financial Instruments	$ (52,513)	$ —	$ —	$ (52,513)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statement of Assets and Liabilities as of December 31, 2021
Assets
Investment in unaffiliated securities, at value (identified cost $317,114,625)	$319,369,611
Investment in affiliated investment companies, at value (identified cost $7,701,002)	7,701,002
Cash	53
Cash collateral on deposit at broker for futures contracts	132,400
Receivables:
Interest	1,128,600
Portfolio shares sold	25,835
Other assets	1,896
Total assets	328,359,397
Liabilities
Payables:
Investment securities purchased	5,108,578
Manager (See Note 3)	136,954
Portfolio shares redeemed	75,697
NYLIFE Distributors (See Note 3)	50,888
Professional fees	35,534
Variation margin on futures contracts	25,438
Shareholder communication	19,682
Custodian	8,469
Trustees	983
Accrued expenses	6,526
Total liabilities	5,468,749
Net assets	$322,890,648
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 29,918
Additional paid-in-capital	319,376,372
319,406,290
Total distributable earnings (loss)	3,484,358
Net assets	$322,890,648
Initial Class
Net assets applicable to outstanding shares	$ 83,837,706
Shares of beneficial interest outstanding	7,711,933
Net asset value per share outstanding	$ 10.87
Service Class
Net assets applicable to outstanding shares	$239,052,942
Shares of beneficial interest outstanding	22,205,624
Net asset value per share outstanding	$ 10.77

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP MacKay Government Portfolio

Statement of Operations for the year ended December 31, 2021
Investment Income (Loss)
Income
Interest	$ 6,077,064
Dividends-affiliated	811
Securities lending	2
Total income	6,077,877
Expenses
Manager (See Note 3)	1,759,609
Distribution/Service—Service Class (See Note 3)	645,868
Professional fees	73,695
Custodian	33,112
Shareholder communication	24,733
Trustees	8,244
Miscellaneous	20,321
Total expenses	2,565,582
Net investment income (loss)	3,512,295
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	2,077,294
Futures transactions	(455,191)
Net realized gain (loss)	1,622,103
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(11,169,370)
Futures contracts	(52,513)
Net change in unrealized appreciation (depreciation)	(11,221,883)
Net realized and unrealized gain (loss)	(9,599,780)
Net increase (decrease) in net assets resulting from operations	$ (6,087,485)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Statements of Changes in Net Assets
for the years ended December 31, 2021 and December 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 3,512,295	$ 4,416,874
Net realized gain (loss)	1,622,103	1,424,439
Net change in unrealized appreciation (depreciation)	(11,221,883)	7,617,671
Net increase (decrease) in net assets resulting from operations	(6,087,485)	13,458,984
Distributions to shareholders:
Initial Class	(1,259,194)	(1,180,531)
Service Class	(3,271,917)	(3,747,304)
Total distributions to shareholders	(4,531,111)	(4,927,835)
Capital share transactions:
Net proceeds from sales of shares	84,262,367	237,953,765
Net asset value of shares issued to shareholders in reinvestment of distributions	4,531,111	4,927,835
Cost of shares redeemed	(144,292,025)	(114,972,175)
Increase (decrease) in net assets derived from capital share transactions	(55,498,547)	127,909,425
Net increase (decrease) in net assets	(66,117,143)	136,440,574
Net Assets
Beginning of year	389,007,791	252,567,217
End of year	$ 322,890,648	$ 389,007,791
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP MacKay Government Portfolio

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Initial Class	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 11.21	$ 10.84	$ 10.49	$ 10.78	$ 10.85
Net investment income (loss) (a)	0.13	0.17	0.25	0.26	0.25
Net realized and unrealized gain (loss)	(0.30)	0.36	0.32	(0.27)	(0.02)
Total from investment operations	(0.17)	0.53	0.57	(0.01)	0.23
Less distributions:
From net investment income	(0.17)	(0.16)	(0.22)	(0.28)	(0.30)
Net asset value at end of year	$ 10.87	$ 11.21	$ 10.84	$ 10.49	$ 10.78
Total investment return (b)	(1.50)%	4.97%	5.42%	(0.06)%	2.11%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.15%	1.50%	2.35%	2.44%	2.29%
Net expenses (c)	0.55%	0.56%	0.57%	0.57%	0.56%
Portfolio turnover rate	69%(d)	77%(d)	30%	92%(d)	17%(d)
Net assets at end of year (in 000's)	$ 83,838	$ 107,954	$ 51,698	$ 52,552	$ 56,561

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 37%, 53%, 80%, and 5% for the years ended December 31, 2021, 2020, 2018 and 2017, respectively.

	Year Ended December 31,
Service Class	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 11.10	$ 10.74	$ 10.41	$ 10.69	$ 10.76
Net investment income (loss) (a)	0.10	0.14	0.22	0.23	0.22
Net realized and unrealized gain (loss)	(0.29)	0.37	0.31	(0.26)	(0.03)
Total from investment operations	(0.19)	0.51	0.53	(0.03)	0.19
Less distributions:
From net investment income	(0.14)	(0.15)	(0.20)	(0.25)	(0.26)
Net asset value at end of year	$ 10.77	$ 11.10	$ 10.74	$ 10.41	$ 10.69
Total investment return (b)	(1.74)%	4.70%	5.15%	(0.31)%	1.86%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.94%	1.29%	2.09%	2.19%	2.04%
Net expenses (c)	0.80%	0.80%	0.82%	0.82%	0.81%
Portfolio turnover rate	69%(d)	77%(d)	30%	92%(d)	17%(d)
Net assets at end of year (in 000's)	$ 239,053	$ 281,054	$ 200,869	$ 159,575	$ 155,477

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 37%, 53%, 80%, and 5% for the years ended December 31, 2021, 2020, 2018 and 2017, respectively.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Notes to Financial Statements
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP MacKay Government Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio (formerly known as MainStay VP Moderate Growth Allocation Portfolio) and MainStay VP Equity Allocation Portfolio (formerly known as MainStay VP Growth Allocation Portfolio), which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	January 29, 1993
Service Class	June 4, 2003
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek current income.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio
prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
The Board of Trustees of the Fund (the "Board") adopted procedures establishing methodologies for the valuation of the Portfolio's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market

20	MainStay VP MacKay Government Portfolio

participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2021, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio's valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of December 31, 2021, were fair valued in such a manner.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until
21

Notes to Financial Statements (continued)
settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased, other than temporary cash investments that mature in 60 days or less at the time of purchase, for the Portfolio are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

22	MainStay VP MacKay Government Portfolio

(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Portfolio did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Portfolio's investment in futures contracts and other derivatives may increase the volatility of the Portfolio's NAVs and may result in a loss to the Portfolio. Open futures contracts as of December 31, 2021, are shown in the Portfolio of Investments.
(H) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of December 31, 2021, the Portfolio did not have any portfolio securities on loan.
Prior to February 22, 2021, these services were provided by State Street Bank and Trust Company (“State Street”).
(I) Dollar Rolls. The Portfolio may enter into dollar roll transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio generally transfers MBS where the MBS are "to be announced," therefore, the Portfolio accounts for these transactions as purchases and sales.
When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolio has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Portfolio maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Portfolio at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.
23

Notes to Financial Statements (continued)
(J) Debt Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.
Investments in the Portfolio are not guaranteed, even though some of the Portfolio’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Portfolio’s investment. If interest rates rise, less of the debt may be prepaid and the Portfolio may lose money because the Portfolio may be unable to invest in higher yielding assets. The Portfolio is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.
(K) LIBOR Replacement Risk. The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. However, certain LIBOR tenors will continue beyond 2021 and the most widely used LIBOR tenors may continue until mid-2023. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known. New York Life Investments is currently working to assess exposure and will modify contracts as necessary.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. While the transition away from LIBOR has already begun with no material adverse effect to the Portfolio's performance, the transition is expected to last through mid-2023 for some LIBOR tenors. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period.
(L) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
(M) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Portfolio's derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio's financial positions, performance and cash flows.
The Portfolio entered into futures contracts to help manage the duration and yield curve positioning of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. These derivatives are not accounted for as hedging instruments.
Fair value of derivative instruments as of December 31, 2021:
Liability Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized depreciation on futures contracts (a)	$(52,513)	$(52,513)
Total Fair Value	$(52,513)	$(52,513)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2021:
Net Realized Gain (Loss) from:	Interest Rate Contracts Risk	Total
Futures Contracts	$(455,191)	$(455,191)
Total Net Realized Gain (Loss)	$(455,191)	$(455,191)

24	MainStay VP MacKay Government Portfolio

Net Change in Unrealized Appreciation (Depreciation)	Interest Rate Contracts Risk	Total
Futures Contracts	$(52,513)	$(52,513)
Total Net Change in Unrealized Appreciation (Depreciation)	$(52,513)	$(52,513)

Average Notional Amount	Total
Futures Contracts Short (a)	$(6,514,789)

(a)	Positions were open for eight months during the reporting period.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. During a portion of the year ended December 31, 2021, the Portfolio reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.50% up to $500 million; 0.475% from $500 million to $1 billion; and 0.45% in excess of $1 billion. During the year ended December 31, 2021, the effective management fee rate was 0.50%.
During the year ended December 31, 2021, New York Life Investments earned fees from the Portfolio in the amount of $1,759,609 and paid the Subadvisor in the amount of $879,786.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Prior to February 22, 2021, these services were provided by State Street.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
(C) Investments in Affiliates (in 000’s).  During the year ended December 31, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 12,052	$ 220,896	$ (225,247)	$ —	$ —	$ 7,701	$ 1	$ —	7,701

25

Notes to Financial Statements (continued)
Note 4-Federal Income Tax
As of December 31, 2021, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$324,870,732	$4,931,049	$(3,315,043)	$1,616,006
As of December 31, 2021, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Accumulated Capital and Other Gain (Loss)	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$3,729,716	$(2,445,239)	$2,199,881	$3,484,358
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.
As of December 31, 2021, for federal income tax purposes, capital loss carryforwards of $1,861,364, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$—	$1,861
The Portfolio utilized $1,977,653 of capital loss carryforwards during the year ended December 31, 2021.
During the years ended December 31, 2021 and December 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2021	2020
Distributions paid from:
Ordinary Income	$4,531,111	$4,927,835
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Prior to February 22, 2021, these services were provided by State Street. The services provided by State Street were a direct expense of the Portfolio and are included in the Statement of Operations as Custodian fees which totaled $4,515 for the period January 1, 2021 through February 21, 2021.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate ("LIBOR"), whichever is higher. The Credit Agreement expires on July 26, 2022, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2021, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2021, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended December 31, 2021, purchases and sales of U.S. government securities were $82,552 and $73,846, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $155,959 and $207,183, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended December 31, 2021 and December 31, 2020, were as follows:

26	MainStay VP MacKay Government Portfolio

Initial Class	Shares	Amount
Year ended December 31, 2021:
Shares sold	4,793,173	$ 53,204,116
Shares issued to shareholders in reinvestment of distributions	115,356	1,259,194
Shares redeemed	(6,824,773)	(75,876,782)
Net increase (decrease)	(1,916,244)	$ (21,413,472)
Year ended December 31, 2020:
Shares sold	5,754,098	$ 64,738,684
Shares issued to shareholders in reinvestment of distributions	105,587	1,180,531
Shares redeemed	(1,001,790)	(11,226,218)
Net increase (decrease)	4,857,895	$ 54,692,997

Service Class	Shares	Amount
Year ended December 31, 2021:
Shares sold	2,828,368	$ 31,058,251
Shares issued to shareholders in reinvestment of distributions	302,513	3,271,917
Shares redeemed	(6,238,804)	(68,415,243)
Net increase (decrease)	(3,107,923)	$ (34,085,075)
Year ended December 31, 2020:
Shares sold	15,621,490	$ 173,215,081
Shares issued to shareholders in reinvestment of distributions	338,268	3,747,304
Shares redeemed	(9,342,684)	(103,745,957)
Net increase (decrease)	6,617,074	$ 73,216,428
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2021, events and transactions subsequent to December 31, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
27

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MainStay VP Funds Trust and Shareholders of
MainStay VP MacKay Government Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP MacKay Government Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
February 24, 2022
We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.
28	MainStay VP MacKay Government Portfolio

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay VP MacKay Government Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Portfolio (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 8–9, 2021 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2021 through December 2021, including information and materials furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Portfolio and investment-related matters for the Portfolio as well as presentations from New York Life Investments and MacKay personnel. In addition, the Board took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2021 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by the applicable share classes of the Portfolio, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and MacKay; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay with respect to their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life

29

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to investors and that the Portfolio’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 8–9, 2021 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Portfolio’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Portfolio.
The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Portfolio. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that MacKay provides to the Portfolio and considered the terms of each of the Advisory Agreements. The Board evaluated MacKay’s experience and performance in serving as subadvisor to the Portfolio and advising other portfolios and MacKay’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay and New York Life Investments’ and MacKay’s overall resources, legal and compliance environment, capabilities, reputation and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and MacKay and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board reviewed MacKay’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the qualifications and experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and MacKay regarding the operations of their respective business continuity plans in response to the ongoing COVID-19 pandemic, including the remote working environment.
Based on these considerations, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio’s benchmark, the Portfolio’s

30	MainStay VP MacKay Government Portfolio

risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Portfolio as compared to peer funds.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance attributable to MacKay as well as discussions between the Portfolio’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed to take, to seek to enhance Portfolio investment performance and the results of those actions.
Based on these considerations, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Portfolio. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates , including MacKay, the Board considered, among other factors, New York Life Investments’ and its affiliates’ continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio. The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay in exchange for commissions paid by the Portfolio with respect to trades in the Portfolio’s portfolio securities. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.
The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the
31

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Portfolio were not excessive.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fees paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and those of the similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints and voluntary waivers on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.
Based on the factors outlined above, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Portfolio’s expense structure permits economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

32	MainStay VP MacKay Government Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
33

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Portfolio are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolio. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a
Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Nolan reached the age of 75 during the calendar year 2021. Accordingly, Mr. Nolan retired at the end of calendar year 2021, at which time, Ms. Hammond became a Trustee of the Portfolio. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Yie-Hsin Hung* 1962	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010	78	MainStay Funds: Trustee since 2017 (12 Funds);
MainStay Funds Trust: Trustee since 2017 (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2017;
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee
since March 2021; and
Turtle Beach Corporation: Director since April 2021
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
34	MainStay VP MacKay Government Portfolio

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021;VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Committee since 2018
Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007***	President, Strategic Management Advisors LLC since 1990	78	MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 Funds); MainStay Funds Trust: Chairman since 2017 and Trustee since 1990 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay Funds: Trustee since 2006 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Richard H. Nolan, Jr.**** 1946	MainStay VP Funds Trust: Trustee since 2006***	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay Funds: Trustee since 2007 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Independent Trustees
35

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (12 Funds);
MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Trustee since 2018, Chair of the Special Committee since 2019; and
Rhode Island School of Design: Trustee and Chair of the Finance Committee since 2015

Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC since 2018; President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds); MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Allstate Corporation: Director since 2015;
Partners in Health:Trustee since 2019 and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay Funds: Trustee since 1994 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund; Trustee since June 2021
**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
****	Pursuant to the Board's retirement policy, Mr. Nolan retired from the Board effective December 31, 2021.
Independent Trustees
36	MainStay VP MacKay Government Portfolio

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay VP Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since January 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust since 2017** and MainStay CBRE Global Infrastructure Megatrends Fund since 2021; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust since 2007**	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds Trust since 2009, MainStay Funds since 2007 and MainStay CBRE Global Infrastructure Megatrends Fund since 2021; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay VP Funds Trust since 2021, and 2014 to 2020	Vice President and Chief Compliance Officer, New York Life Investments Alternatives LLC and New York Life Investment Management Holdings LLC (since 2020); Vice President (since 2018) and Chief Compliance Officer (since 2016), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, IndexIQ Advisors LLC, IndexIQ Holdings Inc., IndexIQ LLC and IndexIQ Trust (since 2017); Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay Funds, MainStay Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2021 and 2014 to 2020); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust since 2010**	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds and MainStay Funds Trust since 2010 and MainStay CBRE Global Infrastructure Megatrends Fund since 2021
Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust since 2005**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds Trust since 2009 and MainStay Funds since 2005 and MainStay CBRE Global Infrastructure Megatrends Fund since 2021
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
37

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP MacKay S&P 500 Index Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP T. Rowe Price Equity Income Portfolio1
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Brown Advisory LLC
Baltimore, Maryland
Candriam Belgium S.A.*
Brussels, Belgium
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Capital Management LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
T. Rowe Price Associates, Inc.
Baltimore, Maryland
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
Effective on or about May 1, 2022, the MainStay VP T. Rowe Price Equity Income Portfolio will be renamed the MainStay VP American Century Sustainable Equity Portfolio.
Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC
Not part of the Annual Report

2021 Annual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2022 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
1801642	MSVPG11-02/22
(NYLIAC) NI519

MainStay VP Indexed Bond Portfolio

Message from the President and Annual Report
December 31, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
The COVID-19 pandemic and inflation drove market performance during the 12-month reporting period ended December 31, 2021. Against all expectations, the pandemic remained a persistent force worldwide, with widespread outbreaks of highly transmissible variants disrupting life in many locations despite the widespread availability of effective vaccines. Supported by government stimulus and accommodative monetary policies, most global economies expanded, exceeding pre-pandemic levels. However, the pandemic continued to claim lives, and the recovery proved uneven, with some industries struggling in the face of labor shortages, supply-chain bottlenecks and sharply rising commodity prices.
Spurred by economic growth and rising inflationary pressures, positive investor sentiment buoyed stock markets while bond markets lagged. In the United States, the S&P 500® Index, a widely regarded benchmark of market performance, produced strong gains led by energy and real estate, followed by information technology and financials. Materials and consumer staples lagged the Index by a small margin, while health care and industrials trailed further behind. The traditionally defensive utilities and consumer staples sectors underperformed by a greater margin, with both sectors challenged by rising commodity prices, with communication services as the only sector to generate negative returns. Small- and mid-cap stocks, which outperformed for much of the reporting period, lost ground to large-cap stocks in the closing months of 2021 as risk appetites diminished and trailed for the year as a whole. Similarly, value stocks outperformed growth-oriented shares during the first half of the year, then fell behind in November and December. In developed international equity markets, the U.K. and Eurozone led Asia, while, overall, the international market lagged its U.S. counterpart, particularly during the second half of the reporting period. Emerging market equities suffered broad losses, though returns varied widely from country to country with some, such as India, producing solidly positive returns while others, most notably China, experiencing punishing declines.
U.S. and international bond markets produced mixed performance, buffeted by rising interest rates while supported by accommodative monetary policies and strong corporate financial results. Expectations for a quick economic recovery in early 2021 drove rising yields and a steep selloff in traditional safe havens, such as government bonds. A partial recovery in the summer of 2021 was followed by another dip in the fall, prompted by signals from central banks of their intention to soon withdraw monetary accommodation as a first step toward raising rates in an effort to combat rising inflation. Increasingly hawkish rhetoric from the U.S. Federal Reserve in November and December further pressured the fixed-income asset class. Corporate bonds fared relatively well given the positive corporate earnings environment and historically low default rates, with lower-rated issues significantly outperforming investment-grade credits. Emerging market corporate bonds came under pressure late in the reporting period due to slowing Chinese economic growth associated with a government regulatory crackdown and heightened concerns regarding a debt crisis in the Chinese real estate sector.
Today, the pandemic remains deeply felt in the economy and our personal lives. Yet, at the same time, post-pandemic trends are beginning to play an increasing role in the financial markets. As a MainStay VP investor, you can rely on us to manage our portfolios with a careful eye on the ever-changing investment landscape and provide you with disciplined investment tools to help you reach your financial goals. Thank you for your continued trust, which we strive to earn every day.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information, which includes information about MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended December 31, 2021
Class	Inception Date	One Year	Since Inception	Gross Expense Ratio[1]
Initial Class Shares	5/1/2017	-1.95%	3.01%	0.29%

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	One Year	Since Inception
Bloomberg U.S. Aggregate Bond Index[1]	-1.54%	3.47%
Morningstar Intermediate Core Bond Category Average[2]	-1.53	3.29

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
1.	The Bloomberg U.S. Aggregate Bond Index is the Portfolio's primary benchmark. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures performance of the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The Morningstar Intermediate Core Bond Category Average is representative of funds that invest primarily in investment-grade U.S. fixed-income issues including government, corporate, and securitized debt, and hold less than 5% in below-investment-grade exposures. Their durations (a measure of interest-rate sensitivity) typically range between 75% and 125% of the three-year average of the effective duration of the Morningstar Core Bond Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP Indexed Bond Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2021 to December 31, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2021 to December 31, 2021. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended
December 31, 2021. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 7/1/21	Ending Account Value (Based on Actual Returns and Expenses) 12/31/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$998.50	$1.51	$1,023.69	$1.53	0.30%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP Indexed Bond Portfolio

Portfolio Composition as of December 31, 2021 (Unaudited)
‡ Less than one–tenth of a percent
See Portfolio of Investments beginning on page 9 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of December 31, 2021 (excluding short-term investments) (Unaudited)
1.	U.S. Treasury Notes, 0.125%-2.875%, due 3/31/23–11/15/31
2.	UMBS, Single Family, 30 Year, 2.00%-3.00%, due 1/25/52
3.	UMBS, 30 Year, 2.00%-5.50%, due 6/1/36–12/1/51
4.	U.S. Treasury Bonds, 1.25%-4.625%, due 2/15/40–11/15/50
5.	GNMA II, Single Family, 30 Year, 2.00%-2.50%, due 1/15/52
6.	GNMA II, 30 Year, 2.50%-5.00%, due 11/20/42–2/20/50
7.	UMBS, Single Family, 15 Year, 1.50%-2.00%, due 1/25/37
8.	FHLMC Gold Pools, 30 Year, 3.00%-5.50%, due 7/1/38–1/1/49
9.	FHLMC, Multifamily Structured Pass-Through Certificates, 2.903%, due 6/25/29
10.	UMBS, 30 Year, 2.50%-4.50%, due 12/1/47–5/1/50

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Kenneth Sommer and AJ Rzad, CFA, of NYL Investors LLC, the Portfolio’s Subadvisor.
How did MainStay VP Indexed Bond Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2021?
For the 12 months ended December 31, 2021, MainStay VP Indexed Bond Portfolio returned −1.95% for Initial Class shares. Over the same period, Initial Class shares underperformed the −1.54% return of the Bloomberg U.S. Aggregate Bond Index (“the Index”), which is the Portfolio’s benchmark. Although the Portfolio seeks investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Portfolio’s benchmark, the Portfolio’s performance will typically lag that of the Index because the Portfolio incurs fees and expenses that the Index does not. For the 12 months ended December 31, 2021, Initial Class shares underperformed the −1.53% return of the Morningstar Intermediate Core Bond Category Average.1
During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?
U.S. Treasury futures were used to maintain a duration2 equal to that of the Index; they did not materially affect the performance of the Portfolio. Treasury futures were also used to reduce variations between the Portfolio and the Index. These trades reduced tracking error between the Portfolio and the Index.
During the reporting period, which credit-rating categories were strong performers and which credit rating categories were weak?
Credits rated BBB generated the highest excess return followed by credits rated AA, while credits rated A outperformed credits rated AAA.3 All the investment-grade rating categories produced positive excess returns in 2021, outperforming matched duration Treasury securities.
What was the Portfolio’s duration strategy during the reporting period?
The Portfolio employs a passive strategy that attempts to replicate the duration of the Index. The Portfolio’s duration strategy had a neutral impact on performance during the reporting period. As of December 31, 2021, the Portfolio’s duration was approximately 6.71 years, which matched the duration of the Index.
Which market segments made the strongest contributions to the Portfolio’s performance, and which market segments detracted the most?
During the reporting period, all broad sectors in the Index produced negative total returns. The U.S. government agency sector made the strongest positive contribution to performance. (Contributions take weightings and total returns into account.) The commercial mortgage-backed securities sector provided the next-highest contribution to performance, followed by the mortgage-backed securities sector.
The Treasury and corporate sectors detracted the most from the Portfolio’s total return during the reporting period. Within the corporate sector, the industrials and financials subsectors were the weakest performers. In the non-corporate sector, the sovereign subsector detracted the most from the Portfolio’s total return.
Were there any significant changes to the Portfolio’s benchmark during the reporting period?
There were no changes to the Index that were sufficiently material to lead us to change the Portfolio’s investment strategy.

1.	See page 5 for more information on benchmark and peer group returns.
2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
3.	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor's capacity to meet its financial commitment on the obligation is very strong. An obligation rated ‘A’ by S&P is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor's capacity to meet its financial commitment on the obligation is still strong. An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Portfolio.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
8	MainStay VP Indexed Bond Portfolio

Portfolio of Investments December 31, 2021†
	Principal Amount	Value
Long-Term Bonds 98.5%
Asset-Backed Security 0.0% ‡
Automobile Asset-Backed Security 0.0% ‡
GM Financial Consumer Automobile Receivables Trust
Series 2018-3, Class A3
3.02%, due 5/16/23	$ 47,470	$ 47,577
Total Asset-Backed Security (Cost $47,467)		47,577
Corporate Bonds 29.3%
Aerospace & Defense 0.7%
Boeing Co. (The)
3.25%, due 3/1/28	560,000	579,603
5.15%, due 5/1/30	650,000	757,316
Lockheed Martin Corp.
4.07%, due 12/15/42	305,000	359,014
Northrop Grumman Systems Corp.
7.75%, due 2/15/31	260,000	370,300
Raytheon Technologies Corp.
3.125%, due 7/1/50	450,000	459,571
3.15%, due 12/15/24	305,000	320,137
3.50%, due 3/15/27	260,000	278,497
3.65%, due 8/16/23	2,000	2,079
		3,126,517
Apparel 0.0% ‡
NIKE, Inc.
3.625%, due 5/1/43	90,000	102,620
Auto Manufacturers 0.4%
General Motors Financial Co., Inc.
4.35%, due 1/17/27	1,425,000	1,569,783
Toyota Motor Credit Corp.
2.25%, due 10/18/23	340,000	348,580
		1,918,363
Banks 6.0%
Bank of America Corp.
0.523%, due 6/14/24 (a)	900,000	894,027
2.972%, due 7/21/52 (a)	695,000	697,067
3.248%, due 10/21/27	480,000	510,913
3.419%, due 12/20/28 (a)	1,685,000	1,799,015
Bank of New York Mellon Corp. (The)
Series G
3.00%, due 2/24/25	485,000	508,828
Barclays plc
5.25%, due 8/17/45	270,000	357,471
	Principal Amount	Value

Banks (continued)
BNP Paribas SA
3.25%, due 3/3/23	$ 495,000	$ 509,677
Citigroup, Inc.
0.981%, due 5/1/25 (a)	1,750,000	1,736,200
2.561%, due 5/1/32 (a)	250,000	251,296
4.45%, due 9/29/27	1,435,000	1,600,054
4.65%, due 7/30/45	170,000	214,360
Cooperatieve Rabobank UA
5.25%, due 5/24/41	480,000	673,010
Credit Suisse Group AG
3.80%, due 6/9/23	335,000	347,077
Goldman Sachs Group, Inc. (The)
1.948%, due 10/21/27 (a)	2,100,000	2,090,761
4.80%, due 7/8/44	400,000	510,863
HSBC Holdings plc
3.90%, due 5/25/26	1,375,000	1,482,885
JPMorgan Chase & Co. (a)
1.578%, due 4/22/27	2,340,000	2,312,420
4.26%, due 2/22/48	575,000	702,920
Lloyds Banking Group plc
3.75%, due 1/11/27	1,265,000	1,368,889
Mitsubishi UFJ Financial Group, Inc.
3.455%, due 3/2/23	560,000	576,565
Morgan Stanley
0.79%, due 5/30/25 (a)	630,000	621,767
2.511%, due 10/20/32 (a)	700,000	699,256
3.625%, due 1/20/27	1,700,000	1,843,069
NatWest Group plc
3.875%, due 9/12/23	270,000	281,541
Wells Fargo & Co.
3.00%, due 4/22/26	2,425,000	2,547,248
3.50%, due 3/8/22	97,000	97,554
4.75%, due 12/7/46	575,000	717,630
		25,952,363
Beverages 0.6%
Anheuser-Busch InBev Worldwide, Inc.
4.60%, due 4/15/48	740,000	904,901
Coca-Cola Co. (The)
2.60%, due 6/1/50	450,000	439,374
Constellation Brands, Inc.
3.60%, due 2/15/28	125,000	134,965
Diageo Capital plc
5.875%, due 9/30/36	268,000	374,737
Keurig Dr Pepper, Inc.
4.985%, due 5/25/38	90,000	111,347
Molson Coors Beverage Co.
4.20%, due 7/15/46	90,000	99,761

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
9

Portfolio of Investments December 31, 2021† (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Beverages (continued)
PepsiCo, Inc.
2.75%, due 3/1/23	$ 380,000	$ 389,344
2.85%, due 2/24/26	260,000	273,903
		2,728,332
Biotechnology 0.4%
Amgen, Inc.
3.125%, due 5/1/25	305,000	321,506
3.375%, due 2/21/50	405,000	421,253
Baxalta, Inc.
3.60%, due 6/23/22	39,000	39,327
Gilead Sciences, Inc.
3.65%, due 3/1/26	490,000	527,904
4.60%, due 9/1/35	205,000	248,044
		1,558,034
Building Materials 0.0% ‡
Johnson Controls International plc
6.00%, due 1/15/36	75,000	103,362
Chemicals 0.5%
DuPont de Nemours, Inc.
4.493%, due 11/15/25	450,000	497,229
Ecolab, Inc.
2.70%, due 11/1/26	260,000	273,002
Mosaic Co. (The)
4.05%, due 11/15/27	480,000	529,651
Nutrien Ltd.
5.875%, due 12/1/36	260,000	349,535
Sherwin-Williams Co. (The)
3.95%, due 1/15/26	305,000	331,897
		1,981,314
Computers 1.0%
Apple, Inc.
2.90%, due 9/12/27	300,000	319,759
3.35%, due 2/9/27	16,000	17,363
4.25%, due 2/9/47	205,000	256,013
4.50%, due 2/23/36	845,000	1,060,153
Dell International LLC
5.45%, due 6/15/23	145,000	152,959
6.02%, due 6/15/26	375,000	433,444
Hewlett Packard Enterprise Co.
4.40%, due 10/15/22 (b)	205,000	209,597
International Business Machines Corp.
1.875%, due 8/1/22	300,000	302,513
	Principal Amount	Value

Computers (continued)
International Business Machines Corp. (continued)
3.45%, due 2/19/26	$ 275,000	$ 294,661
3.50%, due 5/15/29	1,215,000	1,318,568
		4,365,030
Cosmetics & Personal Care 0.1%
Procter & Gamble Co. (The)
2.70%, due 2/2/26	260,000	274,628
Unilever Capital Corp.
3.10%, due 7/30/25	100,000	106,049
		380,677
Diversified Financial Services 0.5%
American Express Co.
1.65%, due 11/4/26	765,000	767,149
Mastercard, Inc.
3.85%, due 3/26/50	450,000	540,815
Visa, Inc.
2.80%, due 12/14/22	480,000	488,862
4.30%, due 12/14/45	200,000	251,673
		2,048,499
Electric 2.1%
CenterPoint Energy Houston Electric LLC
Series AC
4.25%, due 2/1/49	300,000	372,630
Commonwealth Edison Co.
3.65%, due 6/15/46	465,000	514,873
Consolidated Edison Co. of New York, Inc.
Series 06-A
5.85%, due 3/15/36	640,000	843,261
DTE Electric Co.
3.375%, due 3/1/25	205,000	215,974
Duke Energy Carolinas LLC
3.875%, due 3/15/46	790,000	889,645
4.00%, due 9/30/42	260,000	298,439
Edison International
2.95%, due 3/15/23	205,000	208,258
Entergy Louisiana LLC
4.20%, due 4/1/50	350,000	416,048
Florida Power & Light Co.
2.75%, due 6/1/23	120,000	122,102
3.80%, due 12/15/42	575,000	652,781
MidAmerican Energy Co.
3.95%, due 8/1/47	380,000	446,254

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP Indexed Bond Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Electric (continued)
National Rural Utilities Cooperative Finance Corp.
2.70%, due 2/15/23	$ 115,000	$ 117,108
Ohio Power Co.
Series G
6.60%, due 2/15/33	190,000	256,256
PPL Electric Utilities Corp.
3.95%, due 6/1/47	125,000	145,992
Public Service Electric and Gas Co.
2.70%, due 5/1/50	450,000	434,494
San Diego Gas & Electric Co.
4.15%, due 5/15/48	260,000	309,252
Sempra Energy
3.80%, due 2/1/38	260,000	285,278
Southern California Edison Co.
Series C
4.125%, due 3/1/48	260,000	291,653
Southern Co. (The)
2.95%, due 7/1/23	205,000	209,940
4.40%, due 7/1/46	525,000	615,017
Virginia Electric and Power Co.
4.00%, due 1/15/43	390,000	448,145
Xcel Energy, Inc.
3.30%, due 6/1/25	830,000	871,396
		8,964,796
Environmental Control 0.2%
Republic Services, Inc.
3.20%, due 3/15/25	305,000	319,921
Waste Management, Inc.
3.15%, due 11/15/27	305,000	325,680
		645,601
Food 0.3%
General Mills, Inc.
4.20%, due 4/17/28	90,000	100,505
Kroger Co. (The)
2.20%, due 5/1/30	650,000	647,430
Sysco Corp.
3.25%, due 7/15/27	305,000	324,331
Tyson Foods, Inc.
5.10%, due 9/28/48	300,000	403,481
		1,475,747
Forest Products & Paper 0.1%
Fibria Overseas Finance Ltd.
5.50%, due 1/17/27	480,000	538,205
	Principal Amount	Value

Gas 0.1%
NiSource, Inc.
3.49%, due 5/15/27	$ 260,000	$ 279,094
Healthcare-Products 0.4%
Abbott Laboratories
3.75%, due 11/30/26	175,000	193,381
4.90%, due 11/30/46	275,000	375,980
Boston Scientific Corp.
4.70%, due 3/1/49	225,000	284,979
Medtronic, Inc.
4.625%, due 3/15/45	449,000	588,029
Stryker Corp.
3.65%, due 3/7/28	260,000	283,800
		1,726,169
Healthcare-Services 0.9%
Aetna, Inc.
6.625%, due 6/15/36	260,000	368,567
Anthem, Inc.
4.375%, due 12/1/47	305,000	371,568
Laboratory Corp. of America Holdings
3.60%, due 2/1/25	305,000	321,958
UnitedHealth Group, Inc.
3.10%, due 3/15/26	575,000	614,612
3.75%, due 7/15/25	1,700,000	1,843,248
4.25%, due 4/15/47	300,000	367,161
		3,887,114
Home Builders 0.1%
PulteGroup, Inc.
5.50%, due 3/1/26	210,000	238,774
Household Products & Wares 0.1%
Clorox Co. (The)
3.90%, due 5/15/28	260,000	291,351
Kimberly-Clark Corp.
2.75%, due 2/15/26	260,000	274,872
		566,223
Housewares 0.0% ‡
Newell Brands, Inc.
4.35%, due 4/1/23 (b)	175,000	180,250
Insurance 0.8%
Allstate Corp. (The)
5.35%, due 6/1/33	260,000	327,060
American International Group, Inc.
6.25%, due 5/1/36	350,000	485,763
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments December 31, 2021† (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Insurance (continued)
Berkshire Hathaway Finance Corp.
4.30%, due 5/15/43	$ 405,000	$ 484,570
Chubb INA Holdings, Inc.
3.35%, due 5/3/26	205,000	219,786
MetLife, Inc.
3.60%, due 11/13/25	1,590,000	1,714,584
Prudential Financial, Inc.
3.935%, due 12/7/49	150,000	174,971
		3,406,734
Internet 0.3%
Alphabet, Inc.
3.375%, due 2/25/24	350,000	368,766
Amazon.com, Inc.
3.875%, due 8/22/37	935,000	1,098,937
		1,467,703
Machinery—Construction & Mining 0.1%
Caterpillar, Inc.
5.30%, due 9/15/35	310,000	411,742
Machinery-Diversified 0.1%
Deere & Co.
3.90%, due 6/9/42	170,000	201,840
Media 1.9%
Charter Communications Operating LLC
4.908%, due 7/23/25	850,000	935,942
5.75%, due 4/1/48	800,000	997,647
Comcast Corp.
3.30%, due 4/1/27	725,000	779,247
3.40%, due 7/15/46	1,415,000	1,498,711
Discovery Communications LLC
3.95%, due 3/20/28	400,000	434,717
TWDC Enterprises 18 Corp.
2.35%, due 12/1/22	560,000	567,294
ViacomCBS, Inc.
4.95%, due 1/15/31	650,000	774,319
Walt Disney Co. (The)
3.00%, due 9/15/22	715,000	727,479
3.80%, due 3/22/30	650,000	729,092
6.40%, due 12/15/35	485,000	694,061
		8,138,509
Mining 0.2%
Barrick North America Finance LLC
5.70%, due 5/30/41	125,000	169,880
	Principal Amount	Value

Mining (continued)
BHP Billiton Finance USA Ltd.
3.85%, due 9/30/23	$ 480,000	$ 504,575
		674,455
Miscellaneous—Manufacturing 0.3%
3M Co.
4.00%, due 9/14/48	300,000	360,421
Eaton Corp.
4.00%, due 11/2/32	260,000	298,744
General Electric Co.
4.125%, due 10/9/42	94,000	104,731
Parker-Hannifin Corp.
3.50%, due 9/15/22	290,000	295,985
4.20%, due 11/21/34	90,000	102,519
		1,162,400
Multi-National 0.2%
International Bank for Reconstruction & Development
3.00%, due 9/27/23	900,000	935,256
Oil & Gas 0.7%
BP Capital Markets America, Inc.
1.749%, due 8/10/30	300,000	288,480
3.588%, due 4/14/27	300,000	323,969
Canadian Natural Resources Ltd.
6.25%, due 3/15/38	125,000	164,464
Chevron Corp.
3.191%, due 6/24/23	485,000	499,365
ConocoPhillips Co.
5.95%, due 3/15/46	340,000	503,699
EOG Resources, Inc.
3.90%, due 4/1/35	205,000	232,369
Exxon Mobil Corp.
4.114%, due 3/1/46	465,000	542,610
Hess Corp.
7.125%, due 3/15/33	125,000	167,016
Shell International Finance BV
3.75%, due 9/12/46	310,000	348,088
		3,070,060
Oil & Gas Services 0.0% ‡
Halliburton Co.
3.80%, due 11/15/25	28,000	30,101
Pharmaceuticals 2.3%
AbbVie, Inc.
3.20%, due 11/6/22	490,000	498,282

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Indexed Bond Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Pharmaceuticals (continued)
AbbVie, Inc. (continued)
3.75%, due 11/14/23	$ 95,000	$ 99,460
3.80%, due 3/15/25	175,000	186,283
4.70%, due 5/14/45	530,000	657,534
4.75%, due 3/15/45	100,000	124,728
Allergan Funding SCS
3.80%, due 3/15/25	50,000	52,392
4.75%, due 3/15/45	25,000	27,748
AstraZeneca plc
6.45%, due 9/15/37	490,000	720,350
Bristol-Myers Squibb Co.
2.75%, due 2/15/23	25,000	25,567
3.40%, due 7/26/29	1,480,000	1,620,606
3.55%, due 8/15/22	180,000	183,415
3.625%, due 5/15/24	560,000	589,914
Cigna Corp.
4.90%, due 12/15/48	175,000	226,122
CVS Health Corp.
1.875%, due 2/28/31	10,000	9,594
2.75%, due 12/1/22	380,000	385,274
4.25%, due 4/1/50	325,000	392,800
Eli Lilly and Co.
3.95%, due 3/15/49	300,000	362,769
GlaxoSmithKline Capital, Inc.
3.875%, due 5/15/28	305,000	341,363
Johnson & Johnson
3.55%, due 3/1/36	350,000	400,363
4.95%, due 5/15/33	300,000	382,781
Merck & Co., Inc.
3.70%, due 2/10/45	260,000	299,222
Mylan, Inc.
4.20%, due 11/29/23	75,000	78,593
5.20%, due 4/15/48	90,000	111,415
Novartis Capital Corp.
4.00%, due 11/20/45	310,000	376,048
Pfizer, Inc.
3.00%, due 6/15/23	180,000	186,272
3.20%, due 9/15/23	25,000	25,973
4.00%, due 12/15/36	1,165,000	1,384,949
		9,749,817
Pipelines 1.7%
Enbridge, Inc.
4.50%, due 6/10/44	260,000	303,601
Energy Transfer LP
4.05%, due 3/15/25	2,655,000	2,812,980
	Principal Amount	Value

Pipelines (continued)
Enterprise Products Operating LLC
3.70%, due 2/15/26	$ 475,000	$ 509,493
4.80%, due 2/1/49	400,000	486,804
Kinder Morgan Energy Partners LP
5.80%, due 3/15/35	305,000	382,565
Kinder Morgan, Inc.
4.30%, due 6/1/25	565,000	610,562
MPLX LP
4.125%, due 3/1/27	855,000	935,435
Phillips 66 Partners LP
4.68%, due 2/15/45	487,000	570,950
TransCanada PipeLines Ltd.
4.875%, due 1/15/26	310,000	345,197
4.875%, due 5/15/48	325,000	413,006
		7,370,593
Real Estate Investment Trusts 0.3%
American Tower Corp.
5.00%, due 2/15/24	170,000	182,918
AvalonBay Communities, Inc.
2.90%, due 10/15/26	205,000	216,176
ERP Operating LP
3.25%, due 8/1/27	260,000	277,255
Realty Income Corp.
4.65%, due 3/15/47	150,000	193,863
Simon Property Group LP
4.25%, due 11/30/46	443,000	524,371
		1,394,583
Retail 1.2%
Home Depot, Inc. (The)
2.375%, due 3/15/51	850,000	780,835
Lowe's Cos., Inc.
4.05%, due 5/3/47	385,000	442,918
McDonald's Corp.
3.375%, due 5/26/25	1,485,000	1,578,231
Starbucks Corp.
2.55%, due 11/15/30	875,000	892,369
Target Corp.
2.35%, due 2/15/30	175,000	179,839
3.50%, due 7/1/24	300,000	318,084
Walmart, Inc.
2.85%, due 7/8/24	250,000	261,236
3.30%, due 4/22/24	90,000	94,340
4.30%, due 4/22/44	625,000	792,867
		5,340,719
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments December 31, 2021† (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Semiconductors 0.8%
Applied Materials, Inc.
5.10%, due 10/1/35	$ 260,000	$ 336,410
Broadcom, Inc.
4.15%, due 11/15/30	650,000	720,887
Intel Corp.
3.70%, due 7/29/25	1,460,000	1,575,393
QUALCOMM, Inc.
4.65%, due 5/20/35	260,000	323,272
Texas Instruments, Inc.
2.625%, due 5/15/24	350,000	363,311
		3,319,273
Software 1.0%
Fiserv, Inc.
4.20%, due 10/1/28	625,000	700,641
Microsoft Corp.
2.40%, due 2/6/22	10,000	10,001
2.921%, due 3/17/52	455,000	483,082
3.30%, due 2/6/27	390,000	424,992
Oracle Corp.
2.95%, due 5/15/25	1,955,000	2,029,975
4.00%, due 7/15/46	205,000	212,774
5.375%, due 7/15/40	350,000	427,389
		4,288,854
Telecommunications 1.8%
AT&T, Inc.
2.55%, due 12/1/33	1,551,000	1,516,943
3.55%, due 9/15/55	501,000	502,818
3.60%, due 7/15/25	310,000	330,910
Cisco Systems, Inc.
2.95%, due 2/28/26	485,000	515,425
Deutsche Telekom International Finance BV
8.75%, due 6/15/30 (b)	260,000	377,900
Telefonica Emisiones SA
7.045%, due 6/20/36	350,000	499,334
T-Mobile US, Inc.
3.875%, due 4/15/30	650,000	710,940
Verizon Communications, Inc.
4.016%, due 12/3/29	565,000	633,422
5.50%, due 3/16/47	725,000	1,011,559
Vodafone Group plc
4.375%, due 5/30/28	1,330,000	1,496,497
		7,595,748
	Principal Amount	Value

Transportation 1.1%
Burlington Northern Santa Fe LLC
3.25%, due 6/15/27	$ 956,000	$ 1,028,771
Canadian National Railway Co.
6.25%, due 8/1/34	260,000	357,719
CSX Corp.
3.35%, due 9/15/49	575,000	607,372
Norfolk Southern Corp.
3.942%, due 11/1/47	341,000	394,635
Union Pacific Corp.
2.75%, due 3/1/26	1,680,000	1,759,995
United Parcel Service, Inc.
3.40%, due 11/15/46	480,000	539,471
		4,687,963
Total Corporate Bonds (Cost $123,373,054)		126,013,434
Foreign Government Bonds 3.2%
Canada 0.5%
Province of Ontario Canada
2.50%, due 4/27/26	1,120,000	1,171,339
Province of Quebec Canada
2.50%, due 4/20/26	775,000	811,897
		1,983,236
Japan 0.1%
Japan Bank for International Cooperation
2.875%, due 6/1/27	576,000	612,993
Luxembourg 0.4%
European Investment Bank
2.25%, due 8/15/22	1,375,000	1,391,863
2.375%, due 5/24/27	520,000	545,570
		1,937,433
Mexico 1.0%
Mexico Government Bond
4.125%, due 1/21/26	3,830,000	4,203,463
Norway 0.1%
Equinor ASA
5.10%, due 8/17/40	385,000	504,621
Panama 0.2%
Panama Government Bond
3.75%, due 3/16/25	750,000	794,257

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Indexed Bond Portfolio

	Principal Amount	Value
Foreign Government Bonds (continued)
Peru 0.3%
Peruvian Government Bond
7.35%, due 7/21/25	$ 1,045,000	$ 1,244,867
Philippines 0.4%
Asian Development Bank
2.75%, due 3/17/23	900,000	923,583
Philippine Government Bond
5.00%, due 1/13/37	600,000	744,664
		1,668,247
Republic of Korea 0.2%
Korea Development Bank (The)
3.25%, due 2/19/24	650,000	680,075
Total Foreign Government Bonds (Cost $13,309,133)		13,629,192
Mortgage-Backed Securities 14.9%
Agency (Collateralized Mortgage Obligations) 13.2%
FHLMC, Multifamily Structured Pass-Through Certificates
REMIC, Series K094, Class A2
2.903%, due 6/25/29	4,000,000	4,322,921
GNMA II, Single Family, 30 Year (c)
2.00%, due 1/15/52 TBA	6,350,000	6,407,329
2.50%, due 1/15/52 TBA	6,300,000	6,451,587
UMBS, Single Family, 15 Year (c)
1.50%, due 1/25/37 TBA	3,500,000	3,509,366
2.00%, due 1/25/37 TBA	3,950,000	4,044,508
UMBS, Single Family, 30 Year (c)
2.00%, due 1/25/52 TBA	17,350,000	15,302,704
2.50%, due 1/25/52 TBA	13,500,000	13,773,229
3.00%, due 1/25/52 TBA	3,100,000	3,211,486
		57,023,130
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 1.7%
BANK
Series 2018-BN14, Class A3
3.966%, due 9/15/60	800,000	880,317
Benchmark Mortgage Trust
Series 2018-B1, Class A2
3.571%, due 1/15/51	98,176	99,715
Series 2018-B1, Class A5
3.666%, due 1/15/51 (d)	800,000	870,115
Series 2018-B6, Class A3
3.995%, due 10/10/51	900,000	996,636
	Principal Amount	Value

Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
CFCRE Commercial Mortgage Trust
Series 2016-C6, Class A3
3.217%, due 11/10/49 (d)	$ 300,000	$ 315,622
Series 2017-C8, Class A3
3.305%, due 6/15/50	180,518	187,317
Citigroup Commercial Mortgage Trust
Series 2017-P8, Class A4
3.465%, due 9/15/50	300,000	322,044
Series 2015-GC35, Class A4
3.818%, due 11/10/48	300,000	321,574
CSAIL Commercial Mortgage Trust
Series 2017-CX9, Class A5
3.446%, due 9/15/50	300,000	320,629
GS Mortgage Securities Trust
Series 2016-GS3, Class A4
2.85%, due 10/10/49	300,000	312,310
Series 2014-GC22, Class A5
3.862%, due 6/10/47	300,000	315,513
Series 2018-GS9, Class A4
3.992%, due 3/10/51 (d)	800,000	887,713
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C7, Class A4
2.918%, due 2/15/46	300,000	303,715
Morgan Stanley Capital I Trust
Series 2018-H3, Class A4
3.914%, due 7/15/51	500,000	547,641
Wells Fargo Commercial Mortgage Trust
Series 2015-SG1, Class A4
3.789%, due 9/15/48	296,023	311,606
WFRBS Commercial Mortgage Trust
Series 2012-C8, Class A3
3.001%, due 8/15/45	174,754	175,574
		7,168,041
Total Mortgage-Backed Securities (Cost $63,887,024)		64,191,171
U.S. Government & Federal Agencies 51.1%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 5.2%
FFCB
0.68%, due 1/13/27	1,125,000	1,089,351
FHLB
3.25%, due 11/16/28	2,200,000	2,457,733
FHLMC
2.375%, due 1/13/22	500,000	500,325
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments December 31, 2021† (continued)
	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
FHLMC Gold Pools, 15 Year
2.50%, due 10/1/31	$ 49,982	$ 52,309
2.50%, due 2/1/32	186,672	193,958
2.50%, due 2/1/33	181,131	188,177
2.50%, due 4/1/33	255,990	265,306
2.50%, due 6/1/33	36,932	38,273
2.50%, due 7/1/33	92,080	95,652
3.00%, due 9/1/27	104,693	109,794
3.00%, due 4/1/32	116,450	122,498
3.00%, due 6/1/32	29,490	30,984
3.00%, due 9/1/32	14,730	15,486
3.00%, due 10/1/32	65,042	68,379
3.00%, due 5/1/33	82,757	86,988
3.00%, due 9/1/33	65,525	68,784
3.50%, due 12/1/25	20,316	21,397
3.50%, due 5/1/33	69,086	73,045
3.50%, due 9/1/33	20,118	21,241
FHLMC Gold Pools, 20 Year
3.00%, due 9/1/36	99,815	105,901
3.00%, due 11/1/37	51,662	54,179
3.00%, due 12/1/37	90,165	94,560
3.50%, due 2/1/37	90,331	96,627
3.50%, due 1/1/38	92,130	98,229
4.50%, due 5/1/38	59,445	64,787
5.50%, due 1/1/29	24,775	27,098
FHLMC Gold Pools, 30 Year
3.00%, due 9/1/46	422,951	444,181
3.00%, due 12/1/46	27,966	29,215
3.00%, due 2/1/47	36,338	38,362
3.00%, due 3/1/47	162,314	170,116
3.00%, due 4/1/47	45,828	47,934
3.00%, due 1/1/48	300,358	313,215
3.00%, due 2/1/48	178,651	186,183
3.00%, due 3/1/48	161,941	168,688
3.00%, due 4/1/48	489,502	518,527
3.00%, due 6/1/48	286,017	297,743
3.50%, due 6/1/43	124,489	134,505
3.50%, due 9/1/44	100,096	107,817
3.50%, due 8/1/45	158,737	169,515
3.50%, due 8/1/46	220,794	236,744
3.50%, due 8/1/47	20,253	21,508
3.50%, due 9/1/47	49,686	52,685
3.50%, due 11/1/47	107,517	113,934
3.50%, due 12/1/47	227,238	241,012
3.50%, due 1/1/48	22,628	23,992
3.50%, due 3/1/48	309,811	327,859
	Principal Amount	Value

Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
FHLMC Gold Pools, 30 Year (continued)
3.50%, due 5/1/48	$ 99,914	$ 105,506
3.50%, due 6/1/48	117,720	124,081
3.50%, due 8/1/48	126,381	133,374
3.50%, due 9/1/48	131,179	138,577
3.50%, due 11/1/48	47,204	49,793
3.50%, due 12/1/48	124,951	132,163
4.00%, due 4/1/46	200,469	217,167
4.00%, due 5/1/46	62,018	67,156
4.00%, due 4/1/47	45,283	48,554
4.00%, due 6/1/47	114,174	122,530
4.00%, due 8/1/47	231,568	248,714
4.00%, due 10/1/47	54,107	57,670
4.00%, due 12/1/47	140,748	150,629
4.00%, due 1/1/48	45,227	48,491
4.00%, due 5/1/48	61,240	65,483
4.00%, due 9/1/48	230,292	244,871
4.00%, due 12/1/48	127,454	135,579
4.50%, due 9/1/46	12,401	13,435
4.50%, due 9/1/46	31,633	34,311
4.50%, due 10/1/46	96,838	105,011
4.50%, due 2/1/47	21,462	23,230
4.50%, due 11/1/47	25,430	27,460
4.50%, due 2/1/48	48,725	52,549
4.50%, due 4/1/48	59,436	64,024
4.50%, due 6/1/48	33,825	36,383
4.50%, due 7/1/48	126,442	135,744
4.50%, due 8/1/48	123,972	133,033
5.00%, due 9/1/38	42,285	47,915
5.00%, due 11/1/41	64,586	73,149
5.00%, due 3/1/47	124,180	137,043
5.00%, due 9/1/48	215,385	235,518
5.00%, due 1/1/49	84,300	92,501
5.50%, due 7/1/38	66,063	75,647
FNMA
0.65%, due 12/10/25	2,000,000	1,954,086
1.375%, due 9/6/22	725,000	730,454
1.875%, due 4/5/22	300,000	301,212
UMBS, 15 Year
2.50%, due 9/1/34	441,135	456,817
2.50%, due 10/1/34	454,347	470,529
2.50%, due 3/1/35	907,354	937,941
UMBS, 30 Year
2.50%, due 5/1/50	2,432,143	2,500,227
3.50%, due 12/1/47	1,545,781	1,635,218
4.50%, due 1/1/49	163,517	175,007
		22,223,578

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP Indexed Bond Portfolio

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) 7.8%
UMBS, 10 Year
3.00%, due 4/1/25	$ 27,277	$ 28,510
3.50%, due 3/1/22	1,199	1,261
UMBS, 15 Year
2.50%, due 10/1/27	112,350	116,613
2.50%, due 4/1/30	97,640	101,315
2.50%, due 10/1/31	152,822	158,727
2.50%, due 2/1/32	153,358	159,292
2.50%, due 2/1/32	160,770	166,983
2.50%, due 8/1/32	391,091	409,132
2.50%, due 3/1/33	226,374	236,891
2.50%, due 6/1/33	132,633	137,725
3.00%, due 11/1/31	107,568	113,060
3.00%, due 1/1/32	110,920	116,492
3.00%, due 6/1/32	81,895	86,052
3.00%, due 1/1/33	123,436	129,794
3.00%, due 2/1/33	160,577	170,341
3.00%, due 4/1/33	152,641	160,479
3.00%, due 5/1/33	210,099	220,669
3.00%, due 9/1/33	24,566	25,744
3.00%, due 9/1/34	643,556	675,400
3.50%, due 5/1/26	23,645	24,910
3.50%, due 11/1/31	28,530	30,001
3.50%, due 5/1/33	68,762	72,739
3.50%, due 6/1/33	86,295	91,231
3.50%, due 7/1/33	41,683	44,037
3.50%, due 9/1/33	50,268	53,143
4.00%, due 5/1/24	30,222	31,707
4.00%, due 11/1/29	86,190	90,466
UMBS, 20 Year
3.00%, due 2/1/37	141,495	149,867
3.00%, due 1/1/38	273,899	286,814
4.00%, due 2/1/37	26,688	28,916
4.00%, due 8/1/38	161,349	172,405
5.00%, due 8/1/31	73,854	80,629
5.50%, due 8/1/27	40,643	44,482
UMBS, 30 Year
2.00%, due 8/1/50	1,778,958	1,775,056
2.00%, due 9/1/50	2,392,146	2,386,900
2.00%, due 10/1/50	2,268,372	2,271,512
2.00%, due 1/1/51	3,191,980	3,190,881
2.00%, due 12/1/51 (e)	2,000,000	2,003,768
2.50%, due 4/1/46	26,745	27,378
2.50%, due 10/1/46	120,847	124,005
3.00%, due 9/1/42	562,845	594,304
3.00%, due 3/1/43	1,653,361	1,739,546
	Principal Amount	Value

Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
UMBS, 30 Year (continued)
3.00%, due 12/1/43	$ 661,559	$ 697,300
3.00%, due 10/1/44	426,127	449,356
3.00%, due 10/1/46	68,421	71,528
3.00%, due 12/1/46	712,681	750,571
3.00%, due 2/1/47	114,549	120,132
3.00%, due 8/1/47	591,971	625,565
3.00%, due 10/1/47	504,247	532,317
3.00%, due 11/1/47	85,691	89,491
3.00%, due 6/1/48	64,253	66,811
3.00%, due 9/1/49	693,412	718,576
3.50%, due 5/1/45	503,217	543,467
3.50%, due 9/1/45	41,807	44,627
3.50%, due 12/1/45	106,100	113,235
3.50%, due 12/1/45	244,433	263,768
3.50%, due 1/1/46	179,413	193,742
3.50%, due 1/1/46	147,554	158,181
3.50%, due 4/1/46	63,859	68,345
3.50%, due 9/1/46	319,318	343,780
3.50%, due 10/1/46	135,096	143,914
3.50%, due 10/1/46	58,051	61,746
3.50%, due 1/1/47	111,250	118,775
3.50%, due 7/1/47	23,542	25,015
3.50%, due 7/1/47	133,834	144,229
3.50%, due 10/1/47	84,335	89,419
3.50%, due 11/1/47	268,954	285,062
3.50%, due 11/1/47	116,025	123,054
3.50%, due 11/1/47	319,944	339,248
3.50%, due 12/1/47	22,811	24,184
3.50%, due 8/1/48	153,799	162,203
3.50%, due 9/1/48	188,451	199,064
3.50%, due 2/1/49	359,896	379,288
3.50%, due 6/1/49	741,169	781,752
4.00%, due 8/1/44	156,267	171,546
4.00%, due 2/1/45	129,472	141,452
4.00%, due 9/1/45	22,825	24,764
4.00%, due 5/1/46	103,468	112,199
4.00%, due 9/1/46	43,076	46,821
4.00%, due 9/1/46	50,143	54,020
4.00%, due 2/1/47	19,239	20,823
4.00%, due 4/1/47	9,230	9,916
4.00%, due 5/1/47	69,271	74,468
4.00%, due 5/1/47	54,610	58,605
4.00%, due 6/1/47	211,466	226,274
4.00%, due 10/1/47	22,821	24,483
4.00%, due 11/1/47	22,770	24,395
4.00%, due 12/1/47	56,735	60,434
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments December 31, 2021† (continued)
	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
UMBS, 30 Year (continued)
4.00%, due 1/1/48	$ 126,907	$ 135,671
4.00%, due 1/1/48	24,271	26,058
4.00%, due 1/1/48	142,792	152,248
4.00%, due 2/1/48	68,699	73,323
4.00%, due 6/1/48	281,651	300,155
4.00%, due 7/1/48	167,966	178,818
4.00%, due 7/1/48	65,464	69,626
4.00%, due 7/1/48	267,472	284,639
4.00%, due 8/1/48	43,167	45,890
4.00%, due 9/1/48	169,676	180,668
4.00%, due 9/1/48	41,725	44,421
4.00%, due 10/1/48	29,581	31,472
4.00%, due 11/1/48	75,430	80,263
4.00%, due 1/1/49	62,985	66,972
4.00%, due 9/1/49	1,076,416	1,144,312
4.50%, due 7/1/46	24,848	26,922
4.50%, due 12/1/46	33,909	36,921
4.50%, due 4/1/47	262,092	283,479
4.50%, due 5/1/47	10,706	11,569
4.50%, due 7/1/47	150,173	161,031
4.50%, due 7/1/47	46,688	50,648
4.50%, due 8/1/47	4,770	5,141
4.50%, due 2/1/48	164,324	176,715
4.50%, due 4/1/48	27,719	29,845
4.50%, due 4/1/48	13,769	14,821
4.50%, due 4/1/48	39,667	42,739
4.50%, due 5/1/48	92,414	99,254
4.50%, due 6/1/48	56,947	60,984
4.50%, due 8/1/48	105,226	112,700
4.50%, due 10/1/48	37,681	40,442
4.50%, due 9/1/49	516,312	553,541
5.00%, due 6/1/39	98,779	111,757
5.00%, due 6/1/40	23,296	26,424
5.00%, due 7/1/47	56,489	61,972
5.00%, due 1/1/48	108,140	118,417
5.00%, due 4/1/48	27,855	30,455
5.00%, due 5/1/48	60,002	65,411
5.00%, due 9/1/48	51,673	56,614
5.50%, due 6/1/36	47,078	53,222
5.50%, due 5/1/44	68,000	77,306
5.50%, due 9/1/48	165,928	181,990
		33,611,978
	Principal Amount	Value

Government National Mortgage Association (Mortgage Pass-Through Securities) 3.0%
GNMA I, 30 Year
3.00%, due 6/15/45	$ 18,710	$ 19,468
3.00%, due 10/15/45	9,068	9,354
3.00%, due 5/15/48	62,392	64,929
3.50%, due 3/15/45	9,630	10,230
3.50%, due 4/15/45	16,977	17,960
3.50%, due 5/15/48	33,876	35,423
4.00%, due 8/15/46	42,338	45,757
4.00%, due 11/15/47	56,884	60,774
4.00%, due 7/15/49	86,922	92,599
4.50%, due 8/15/46	50,844	56,420
4.50%, due 2/15/47	5,385	6,010
4.50%, due 4/15/47	34,584	38,255
4.50%, due 8/15/47	189,068	212,715
4.50%, due 8/15/47	157,992	174,763
5.00%, due 4/15/47	28,952	32,809
5.00%, due 12/15/47	19,109	21,496
GNMA II, 30 Year
2.50%, due 4/20/47	42,296	43,501
3.00%, due 11/20/45	335,596	350,297
3.00%, due 8/20/46	115,750	120,822
3.00%, due 9/20/46	62,336	65,070
3.00%, due 10/20/46	390,050	407,158
3.00%, due 1/20/47	449,976	469,690
3.00%, due 5/20/47	78,116	81,337
3.00%, due 12/20/47	235,080	244,159
3.00%, due 2/20/48	260,970	271,043
3.00%, due 3/20/48	309,477	321,263
3.00%, due 2/20/50	2,216,249	2,294,988
3.50%, due 11/20/42	151,895	159,997
3.50%, due 9/20/44	191,169	203,230
3.50%, due 7/20/45	470,413	499,459
3.50%, due 11/20/45	214,916	227,732
3.50%, due 7/20/46	22,857	24,073
3.50%, due 10/20/46	24,284	25,595
3.50%, due 11/20/46	297,496	312,906
3.50%, due 1/20/47	331,721	349,027
3.50%, due 5/20/47	242,459	254,701
3.50%, due 9/20/47	247,786	260,995
3.50%, due 10/20/47	443,526	467,952
3.50%, due 12/20/47	219,908	230,919
3.50%, due 7/20/48	119,172	124,882
3.50%, due 9/20/48	127,141	133,355
3.50%, due 10/20/48	127,436	133,569
3.50%, due 4/20/49	661,797	689,737
3.50%, due 7/20/49	756,186	788,186
4.00%, due 12/20/46	20,532	21,827

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP Indexed Bond Portfolio

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)
GNMA II, 30 Year (continued)
4.00%, due 1/20/47	$ 157,368	$ 167,812
4.00%, due 2/20/47	38,148	40,459
4.00%, due 3/20/47	28,364	30,241
4.00%, due 4/20/47	62,663	66,809
4.00%, due 5/20/47	51,742	55,174
4.00%, due 7/20/47	20,590	21,943
4.00%, due 11/20/47	255,694	272,491
4.00%, due 12/20/47	55,272	58,902
4.00%, due 4/20/48	192,900	204,819
4.00%, due 5/20/48	85,690	90,883
4.00%, due 6/20/48	35,417	37,438
4.00%, due 8/20/48	240,404	254,185
4.00%, due 9/20/48	126,966	134,437
4.00%, due 3/20/49	32,818	34,747
4.50%, due 8/20/46	70,312	77,365
4.50%, due 4/20/47	59,240	63,797
4.50%, due 11/20/47	54,405	58,231
4.50%, due 1/20/48	132,498	141,982
4.50%, due 3/20/48	53,434	57,164
4.50%, due 5/20/48	45,318	48,197
4.50%, due 6/20/48	74,845	79,598
4.50%, due 8/20/48	144,496	153,020
5.00%, due 8/20/45	84,917	94,559
5.00%, due 11/20/46	51,950	58,684
5.00%, due 11/20/47	53,588	58,081
5.00%, due 3/20/48	33,111	36,026
5.00%, due 6/20/48	70,110	74,976
		12,948,452
United States Treasury Bonds 4.4%
U.S. Treasury Bonds
1.25%, due 5/15/50	175,000	148,607
1.375%, due 8/15/50	150,000	131,397
1.625%, due 11/15/50	5,185,000	4,830,759
2.25%, due 8/15/49	475,000	508,380
2.375%, due 11/15/49	185,000	203,225
2.75%, due 8/15/47	235,000	273,463
2.75%, due 11/15/47	300,000	349,266
2.875%, due 11/15/46	140,000	165,588
2.875%, due 5/15/49	800,000	963,688
3.00%, due 2/15/47	815,000	986,277
3.00%, due 5/15/47	575,000	697,906
3.00%, due 2/15/48	1,950,000	2,380,066
3.00%, due 8/15/48	1,290,000	1,578,486
3.00%, due 2/15/49	845,000	1,038,888
	Principal Amount	Value

United States Treasury Bonds (continued)
U.S. Treasury Bonds (continued)
3.125%, due 5/15/48	$ 2,900,000	$ 3,624,320
3.375%, due 11/15/48	550,000	719,619
3.625%, due 2/15/44	150,000	195,205
4.625%, due 2/15/40	200,000	287,258
		19,082,398
United States Treasury Notes 30.7%
U.S. Treasury Notes
0.125%, due 5/15/23	9,500,000	9,445,449
0.125%, due 5/31/23	1,500,000	1,490,684
0.125%, due 6/30/23	800,000	794,594
0.125%, due 7/15/23	6,300,000	6,254,473
0.125%, due 7/31/23	700,000	694,504
0.125%, due 8/15/23	4,000,000	3,967,344
0.125%, due 8/31/23	3,500,000	3,469,238
0.125%, due 9/15/23	2,250,000	2,229,434
0.125%, due 10/15/23	3,000,000	2,970,000
0.125%, due 12/15/23	1,500,000	1,482,773
0.125%, due 1/15/24	700,000	691,168
0.125%, due 2/15/24	400,000	394,781
0.25%, due 6/15/23	5,450,000	5,424,666
0.25%, due 9/30/23	2,000,000	1,985,938
0.25%, due 11/15/23	3,000,000	2,975,273
0.25%, due 3/15/24	1,400,000	1,383,266
0.25%, due 5/15/24	1,300,000	1,282,277
0.25%, due 6/15/24	300,000	295,582
0.25%, due 5/31/25	1,850,000	1,799,559
0.25%, due 6/30/25	700,000	680,066
0.25%, due 8/31/25	950,000	920,275
0.375%, due 10/31/23	1,500,000	1,491,152
0.375%, due 4/15/24	1,000,000	989,961
0.375%, due 7/15/24	400,000	395,063
0.375%, due 8/15/24	1,250,000	1,233,496
0.375%, due 9/15/24	1,700,000	1,675,961
0.375%, due 4/30/25	2,025,000	1,980,070
0.375%, due 7/31/27	975,000	926,060
0.50%, due 11/30/23	500,000	498,086
0.50%, due 4/30/27	500,000	479,609
0.50%, due 6/30/27	1,150,000	1,100,406
0.50%, due 8/31/27	2,500,000	2,385,449
0.625%, due 10/15/24	1,000,000	991,875
0.625%, due 7/31/26	1,500,000	1,458,574
0.625%, due 12/31/27	450,000	430,576
0.625%, due 5/15/30	175,000	163,625
0.625%, due 8/15/30	250,000	233,145
0.75%, due 12/31/23	1,000,000	1,000,195
0.75%, due 11/15/24	2,125,000	2,113,047
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments December 31, 2021† (continued)
	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
United States Treasury Notes (continued)
U.S. Treasury Notes (continued)
0.875%, due 11/15/30	$ 200,000	$ 190,148
1.00%, due 12/15/24	3,000,000	3,003,281
1.00%, due 7/31/28	525,000	511,116
1.125%, due 2/29/28	400,000	394,188
1.125%, due 8/31/28	1,330,000	1,304,231
1.125%, due 2/15/31	250,000	242,627
1.25%, due 12/31/26	1,275,000	1,273,606
1.25%, due 3/31/28	200,000	198,219
1.25%, due 4/30/28	475,000	470,677
1.25%, due 5/31/28	3,900,000	3,861,457
1.25%, due 6/30/28	1,200,000	1,187,719
1.25%, due 9/30/28	685,000	676,946
1.25%, due 8/15/31	855,000	835,896
1.375%, due 10/31/28	1,950,000	1,942,078
1.375%, due 12/31/28	3,300,000	3,285,047
1.375%, due 11/15/31	2,700,000	2,665,828
1.50%, due 10/31/24	1,100,000	1,117,231
1.625%, due 8/15/29	1,050,000	1,065,217
1.625%, due 5/15/31	1,275,000	1,291,137
1.75%, due 6/30/24	2,875,000	2,937,666
1.75%, due 7/31/24	2,100,000	2,147,004
1.875%, due 8/31/24	650,000	666,529
2.00%, due 4/30/24	4,035,000	4,144,386
2.00%, due 5/31/24	1,400,000	1,438,445
2.125%, due 7/31/24	150,000	154,764
2.375%, due 5/15/29	825,000	879,302
2.50%, due 3/31/23	100,000	102,465
2.625%, due 6/30/23	1,900,000	1,957,520
2.625%, due 12/31/23	150,000	155,584
2.75%, due 5/31/23	1,700,000	1,752,461
2.75%, due 7/31/23	4,675,000	4,831,868
2.75%, due 8/31/23	8,300,000	8,584,664
2.75%, due 6/30/25	275,000	290,694
2.875%, due 9/30/23	2,875,000	2,984,609
2.875%, due 10/31/23	2,300,000	2,390,652
2.875%, due 11/30/23	600,000	624,563
2.875%, due 5/31/25	300,000	318,082
		132,055,601
Total U.S. Government & Federal Agencies (Cost $215,813,267)		219,922,007
Total Long-Term Bonds (Cost $416,429,945)		423,803,381

	Shares	Value
Exchange-Traded Fund 0.3%
iShares iBoxx $ Investment Grade Corporate Bond ETF	10,591	$ 1,403,519
Total Exchange-Traded Fund (Cost $1,405,108)		1,403,519
Short-Term Investment 9.4%
Unaffiliated Investment Company 9.4%
J.P. Morgan U.S. Government Money Market Fund, 0.026% (f)	40,363,697	40,363,697
Total Short-Term Investment (Cost $40,363,697)		40,363,697
Total Investments (Cost $458,198,750)	108.2%	465,570,597
Other Assets, Less Liabilities	(8.2)	(35,352,171)
Net Assets	100.0%	$ 430,218,426

†	Percentages indicated are based on Portfolio net assets.
‡	Less than one-tenth of a percent.
(a)	Fixed to floating rate—Rate shown was the rate in effect as of December 31, 2021.
(b)	Step coupon—Rate shown was the rate in effect as of December 31, 2021.
(c)	TBA—Security purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of December 31, 2021, the total net market value was $52,700,209, which represented 12.3% of the Portfolio’s net assets. All or a portion of this security is a part of a mortgage dollar roll agreement.
(d)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of December 31, 2021.
(e)	Delayed delivery security.
(f)	Current yield as of December 31, 2021.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay VP Indexed Bond Portfolio

Futures Contracts
As of December 31, 2021, the Portfolio held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
U.S. Treasury 5 Year Notes	50	March 2022	$ 6,064,537	$ 6,048,828	$ (15,709)
U.S. Treasury 10 Year Notes	43	March 2022	5,601,162	5,610,156	8,994
U.S. Treasury 10 Year Ultra Bonds	52	March 2022	7,574,623	7,614,750	40,127
U.S. Treasury Long Bonds	131	March 2022	21,001,176	21,017,313	16,137
U.S. Treasury Ultra Bonds	27	March 2022	5,288,494	5,322,375	33,881
Total Long Contracts					83,430
Short Contracts
U.S. Treasury 2 Year Notes	(142)	March 2022	(31,078,166)	(30,980,406)	97,760
Net Unrealized Appreciation					$ 181,190

1.	As of December 31, 2021, cash in the amount of $854,400 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2021.

Abbreviation(s):
ETF—Exchange-Traded Fund
FFCB—Federal Farm Credit Bank
FHLB—Federal Home Loan Bank
FHLMC—Federal Home Loan Mortgage Corp.
FNMA—Federal National Mortgage Association
GNMA—Government National Mortgage Association
REMIC—Real Estate Mortgage Investment Conduit
TBA—To Be Announced
UMBS—Uniform Mortgage Backed Securities
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments December 31, 2021† (continued)
The following is a summary of the fair valuations according to the inputs used as of December 31, 2021, for valuing the Portfolio’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Security	$ —	$ 47,577	$ —	$ 47,577
Corporate Bonds	—	126,013,434	—	126,013,434
Foreign Government Bonds	—	13,629,192	—	13,629,192
Mortgage-Backed Securities	—	64,191,171	—	64,191,171
U.S. Government & Federal Agencies	—	219,922,007	—	219,922,007
Total Long-Term Bonds	—	423,803,381	—	423,803,381
Exchange-Traded Fund	1,403,519	—	—	1,403,519
Short-Term Investment
Unaffiliated Investment Company	40,363,697	—	—	40,363,697
Total Investments in Securities	41,767,216	423,803,381	—	465,570,597
Other Financial Instruments
Futures Contracts (b)	196,899	—	—	196,899
Total Investments in Securities and Other Financial Instruments	$ 41,964,115	$ 423,803,381	$ —	$ 465,767,496
Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$ (15,709)	$ —	$ —	$ (15,709)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay VP Indexed Bond Portfolio

Statement of Assets and Liabilities as of December 31, 2021
Assets
Investment in securities, at value (identified cost $458,198,750)	$465,570,597
Cash	17,118,235
Cash collateral on deposit at broker for futures contracts	854,400
Receivables:
Investment securities sold	4,625,415
Interest	1,825,327
Variation margin on futures contracts	139,886
Other assets	4,975
Total assets	490,138,835
Liabilities
Payables:
Investment securities purchased	59,698,049
Manager (See Note 3)	93,331
Professional fees	49,791
Shareholder communication	41,484
Custodian	16,258
Trustees	3,256
Accrued expenses	18,240
Total liabilities	59,920,409
Net assets	$430,218,426
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 41,779
Additional paid-in-capital	413,868,080
413,909,859
Total distributable earnings (loss)	16,308,567
Net assets	$430,218,426
Initial Class
Net assets applicable to outstanding shares	$430,218,426
Shares of beneficial interest outstanding	41,778,586
Net asset value per share outstanding	$ 10.30

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Statement of Operations for the year ended December 31, 2021
Investment Income (Loss)
Income
Interest	$ 8,275,680
Dividends	54,589
Other	7,909
Total income	8,338,178
Expenses
Manager (See Note 3)	1,334,689
Professional fees	94,041
Custodian	57,945
Shareholder communication	44,515
Trustees	14,561
Miscellaneous	41,991
Total expenses	1,587,742
Net investment income (loss)	6,750,436
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	7,398,786
Futures transactions	(3,385,263)
Net realized gain (loss)	4,013,523
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(25,498,841)
Futures contracts	475,903
Net change in unrealized appreciation (depreciation)	(25,022,938)
Net realized and unrealized gain (loss)	(21,009,415)
Net increase (decrease) in net assets resulting from operations	$(14,258,979)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay VP Indexed Bond Portfolio

Statements of Changes in Net Assets
for the years ended December 31, 2021 and December 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 6,750,436	$ 11,825,564
Net realized gain (loss)	4,013,523	17,704,592
Net change in unrealized appreciation (depreciation)	(25,022,938)	15,176,885
Net increase (decrease) in net assets resulting from operations	(14,258,979)	44,707,041
Distributions to shareholders:
Initial Class	(30,024,681)	(10,704,315)
Service Class (a)	—	(2,561,185)
	—	(13,265,500)
Total distributions to shareholders	(30,024,681)	(13,265,500)
Capital share transactions:
Net proceeds from sales of shares	12,804,844	583,487,098
Net asset value of shares issued to shareholders in reinvestment of distributions	30,024,681	13,265,500
Cost of shares redeemed	(325,959,338)	(409,275,329)
Increase (decrease) in net assets derived from capital share transactions	(283,129,813)	187,477,269
Net increase (decrease) in net assets	(327,413,473)	218,918,810
Net Assets
Beginning of year	757,631,899	538,713,089
End of year	$ 430,218,426	$ 757,631,899

(a)	Service Class liquidated on November 22, 2020.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Financial Highlights selected per share data and ratios
	Year Ended December 31,				May 1, 2017^ through December 31, 2017
Initial Class	2021	2020	2019	2018
Net asset value at beginning of year	$ 11.25	$ 10.62	$ 9.80	$ 10.04	$ 10.00
Net investment income (loss) (a)	0.14	0.18	0.27	0.26	0.13
Net realized and unrealized gain (loss)	(0.36)	0.60	0.55	(0.33)	0.01
Total from investment operations	(0.22)	0.78	0.82	(0.07)	0.14
Less distributions:
From net investment income	(0.31)	(0.13)	—	(0.17)	(0.10)
From net realized gain on investments	(0.42)	(0.02)	—	—	(0.00)‡
Total distributions	(0.73)	(0.15)	—	(0.17)	(0.10)
Net asset value at end of year	$ 10.30	$ 11.25	$ 10.62	$ 9.80	$ 10.04
Total investment return (b)	(1.95)%	7.40%	8.37%(c)	(0.67)%	1.42%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.26%	1.59%	2.66%	2.67%	1.92%††
Net expenses (d)	0.30%	0.29%	0.30%	0.31%	0.37%††
Portfolio turnover rate (e)	239%	191%	65%	143%	104%(f)
Net assets at end of year (in 000's)	$ 430,218	$ 757,632	$ 422,163	$ 362,545	$ 140,759

^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	The portfolio turnover rate not including mortgage dollar rolls were 55%, 138%, 57%, 104% and 59% for the years ended December 31, 2021, 2020, 2019, 2018 and for the period ended December 31, 2017, respectively.
(f)	Portfolio turnover rate is not annualized.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay VP Indexed Bond Portfolio

Notes to Financial Statements
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Indexed Bond Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio (formerly known as MainStay VP Moderate Growth Allocation Portfolio) and MainStay VP Equity Allocation Portfolio (formerly known as MainStay VP Growth Allocation Portfolio), which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share class that has been registered and commenced operations:
Class	Commenced Operations
Initial Class	May 1, 2017
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares.
The Portfolio's investment objective is to seek investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Portfolio's primary benchmark index.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
The Board of Trustees of the Fund (the "Board") adopted procedures establishing methodologies for the valuation of the Portfolio's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be

27

Notes to Financial Statements (continued)
observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2021, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio's valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of December 31, 2021, were fair valued in such a manner.
Exchange-traded funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular

28	MainStay VP Indexed Bond Portfolio

close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than temporary cash investments that mature in 60 days or less at the time of purchase, for the Portfolio are accreted and amortized, respectively, on the effective interest rate method.
The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the
29

Notes to Financial Statements (continued)
value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Portfolio did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Portfolio's investment in futures contracts and other derivatives may increase the volatility of the Portfolio's NAVs and may result in a loss to the Portfolio. Open futures contracts as of December 31, 2021, are shown in the Portfolio of Investments.
(H) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of December 31, 2021, the Portfolio did not have any portfolio securities on loan.
Prior to February 22, 2021, these services were provided by State Street Bank and Trust Company (“State Street”).
(I) Dollar Rolls. The Portfolio may enter into dollar roll transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio generally transfers MBS where the MBS are "to be announced," therefore, the Portfolio accounts for these transactions as purchases and sales.
When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolio has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Portfolio maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Portfolio at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.
(J) Delayed Delivery Transactions.  The Portfolio may purchase or sell securities on a delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell delayed delivery securities before

30	MainStay VP Indexed Bond Portfolio

they are delivered, which may result in a realized gain or loss. When the Portfolio has sold a security it owns on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security. Delayed delivery transactions as of December 31, 2021, are shown in the Portfolio of Investments.
(K) Debt Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.
Investments in the Portfolio are not guaranteed, even though some of the Portfolio’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Portfolio’s investment. If interest rates rise, less of the debt may be prepaid and the Portfolio may lose money because the Portfolio may be unable to invest in higher yielding assets. The Portfolio is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.
The Portfolio may invest in foreign debt securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets.
(L) LIBOR Replacement Risk. The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. However, certain LIBOR tenors will continue beyond 2021 and the most widely used LIBOR tenors may continue until mid-2023. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known. New York Life Investments is currently working to assess exposure and will modify contracts as necessary.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. While the transition away from LIBOR has already begun with no material adverse effect to the Portfolio's performance, the transition is expected to last through mid-2023 for some LIBOR tenors. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period.
(M) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
(N) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Portfolio's derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio's financial positions, performance and cash flows.
The Portfolio entered into futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Portfolio’s securities as well as help manage the duration and yield curve of the portfolio. These derivatives are not accounted for as hedging instruments.
31

Notes to Financial Statements (continued)
Fair value of derivative instruments as of December 31, 2021:
Asset Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$196,899	$196,899
Total Fair Value	$196,899	$196,899

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Liability Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized depreciation on futures contracts (a)	$(15,709)	$(15,709)
Total Fair Value	$(15,709)	$(15,709)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2021:
Net Realized Gain (Loss) from:	Interest Rate Contracts Risk	Total
Futures Contracts	$(3,385,263)	$(3,385,263)
Total Net Realized Gain (Loss)	$(3,385,263)	$(3,385,263)

Net Change in Unrealized Appreciation (Depreciation)	Interest Rate Contracts Risk	Total
Futures Contracts	$475,903	$475,903
Total Net Change in Unrealized Appreciation (Depreciation)	$475,903	$475,903

Average Notional Amount	Total
Futures Contracts Long	$ 52,669,246
Futures Contracts Short	$(38,666,682)
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the
Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. During a portion of the year ended December 31, 2021, the Portfolio reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. NYL Investors LLC ("NYL Investors" or ''Subadvisor''), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.25% up to $1 billion; and 0.20% in excess of $1 billion. During the year ended December 31, 2021, the effective management fee rate was 0.25% (exclusive of any applicable waivers/reimbursements).
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) portfolio/fund fees and expenses) of Initial Class shares do not exceed 0.375% of the Portfolio's average daily net assets. This agreement will remain in effect until May 1, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the year ended December 31, 2021, New York Life Investments earned fees from the Portfolio in the amount of $1,334,689 and paid the Subadvisor fees of $667,324.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Prior to February 22, 2021, these services were provided by State Street Bank and Trust Company ("State Street").
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

32	MainStay VP Indexed Bond Portfolio

Note 4-Federal Income Tax
As of December 31, 2021, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$458,727,148	$7,013,162	$(2,172,199)	$4,840,963
As of December 31, 2021, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Accumulated Capital and Other Gain (Loss)	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$7,933,232	$1,531,886	$6,843,449	$16,308,567
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to straddle loss deferrals, wash sale adjustments, and mark to market of futures contracts.
During the years ended December 31, 2021 and December 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2021	2020
Distributions paid from:
Ordinary Income	$26,326,732	$13,265,500
Long-Term Capital Gains	3,697,949	—
Total	$30,024,681	$13,265,500
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Prior to February 22, 2021, these services were provided by State Street. The services provided by State Street were a direct expense of the Portfolio and are included in the Statement of Operations as Custodian fees which totaled $7,616 for the period January 1, 2021 through February 21, 2021.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate ("LIBOR"), whichever is higher. The Credit Agreement expires on July 26, 2022, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2021, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2021, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended December 31, 2021, purchases and sales of U.S. government securities were $415,626 and $564,211, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $849,707 and $990,788, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended December 31, 2021 and December 31, 2020, were as follows:
33

Notes to Financial Statements (continued)
Initial Class	Shares	Amount
Year ended December 31, 2021:
Shares sold	1,164,451	$ 12,804,844
Shares issued to shareholders in reinvestment of distributions	2,919,695	30,024,681
Shares redeemed	(29,666,867)	(325,959,338)
Net increase (decrease)	(25,582,721)	$(283,129,813)
Year ended December 31, 2020:(a)
Shares sold	41,854,751	$ 468,357,354
Shares issued to shareholders in reinvestment of distributions	958,902	10,704,315
Shares redeemed	(15,217,602)	(167,763,236)
Net increase (decrease)	27,596,051	$ 311,298,433

Service Class	Shares	Amount
Year ended December 31, 2020:(a)
Shares sold	10,398,358	$ 115,129,744
Shares issued to shareholders in reinvestment of distributions	230,808	2,561,185
Shares redeemed	(21,661,578)	(241,512,093)
Net increase (decrease)	(11,032,412)	$(123,821,164)

(a)	Service Class liquidated on November 22, 2020.
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2021, events and transactions subsequent to December 31, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
34	MainStay VP Indexed Bond Portfolio

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MainStay VP Funds Trust and Shareholders of
MainStay VP Indexed Bond Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Indexed Bond Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the four years in the period ended December 31, 2021 and for the period May 1, 2017 (commencement of operations) through December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the four years in the period ended December 31, 2021 and for the period May 1, 2017 (commencement of operations) through December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
February 24, 2022
We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.
35

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay VP Indexed Bond Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and NYL Investors LLC (“NYL Investors”) with respect to the Portfolio (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 8–9, 2021 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and NYL Investors in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2021 through December 2021, including information and materials furnished by New York Life Investments and NYL Investors in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or NYL Investors that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Portfolio and investment-related matters for the Portfolio as well as presentations from New York Life Investments and NYL Investors personnel. In addition, the Board took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2021 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by the applicable share classes of the Portfolio, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and NYL Investors; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and NYL Investors; (iii) the costs of the services provided, and profits realized, by New York Life Investments and NYL Investors with respect to their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and NYL Investors. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life

36	MainStay VP Indexed Bond Portfolio

Investments and NYL Investors resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to investors and that the Portfolio’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 8–9, 2021 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and NYL Investors
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of NYL Investors, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of NYL Investors and ongoing analysis of, and interactions with, NYL Investors with respect to, among other things, the Portfolio’s investment performance and risks as well as NYL Investors’ investment capabilities and subadvisory services with respect to the Portfolio.
The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Portfolio. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that NYL Investors provides to the Portfolio and considered the terms of each of the Advisory Agreements. The Board evaluated NYL Investors’ experience and performance in serving as subadvisor to the Portfolio and advising other portfolios and NYL Investors’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at NYL Investors and New York Life Investments’ and NYL Investors’ overall resources, legal and compliance environment, capabilities, reputation and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and NYL Investors and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board reviewed NYL Investors’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the qualifications and experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and NYL Investors regarding the operations of their respective business continuity plans in response to the ongoing COVID-19 pandemic, including the remote working environment.
Based on these considerations, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant
37

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
investment categories and the Portfolio’s benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Portfolio as compared to peer funds.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance attributable to NYL Investors as well as discussions between the Portfolio’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or NYL Investors had taken, or had agreed to take, to seek to enhance Portfolio investment performance and the results of those actions. In considering the investment performance of the Portfolio, the Board noted that the Portfolio underperformed its peer funds for the one- and three-year periods ended July 31, 2021. The Board considered its discussions with representatives from New York Life Investments and NYL Investors regarding the Portfolio’s investment performance.
Based on these considerations, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits Realized, by New York Life Investments and NYL Investors
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Portfolio. Because NYL Investors is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and NYL Investors in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and NYL Investors and profits realized by New York Life Investments and its affiliates , including NYL Investors, the Board considered, among other factors, New York Life Investments’ and its affiliates’ continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio. The Board also considered the financial resources of New York Life Investments and NYL Investors and acknowledged that New York Life Investments and NYL Investors must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and NYL Investors to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.
The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the

38	MainStay VP Indexed Bond Portfolio

reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Portfolio were not excessive.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fees paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fee paid to NYL Investors is paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and NYL Investors on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and those of the similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.
Based on the factors outlined above, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Portfolio’s expense structure permits economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life
Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements
39

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
40

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Portfolio are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolio. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a
Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Nolan reached the age of 75 during the calendar year 2021. Accordingly, Mr. Nolan retired at the end of calendar year 2021, at which time, Ms. Hammond became a Trustee of the Portfolio. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Yie-Hsin Hung* 1962	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010	78	MainStay Funds: Trustee since 2017 (12 Funds);
MainStay Funds Trust: Trustee since 2017 (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2017;
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee
since March 2021; and
Turtle Beach Corporation: Director since April 2021
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
41

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021;VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Committee since 2018
Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007***	President, Strategic Management Advisors LLC since 1990	78	MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 Funds); MainStay Funds Trust: Chairman since 2017 and Trustee since 1990 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay Funds: Trustee since 2006 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Richard H. Nolan, Jr.**** 1946	MainStay VP Funds Trust: Trustee since 2006***	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay Funds: Trustee since 2007 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Independent Trustees
42	MainStay VP Indexed Bond Portfolio

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (12 Funds);
MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Trustee since 2018, Chair of the Special Committee since 2019; and
Rhode Island School of Design: Trustee and Chair of the Finance Committee since 2015

Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC since 2018; President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds); MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Allstate Corporation: Director since 2015;
Partners in Health:Trustee since 2019 and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay Funds: Trustee since 1994 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund; Trustee since June 2021
**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
****	Pursuant to the Board's retirement policy, Mr. Nolan retired from the Board effective December 31, 2021.
Independent Trustees
43

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay VP Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since January 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust since 2017** and MainStay CBRE Global Infrastructure Megatrends Fund since 2021; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust since 2007**	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds Trust since 2009, MainStay Funds since 2007 and MainStay CBRE Global Infrastructure Megatrends Fund since 2021; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay VP Funds Trust since 2021, and 2014 to 2020	Vice President and Chief Compliance Officer, New York Life Investments Alternatives LLC and New York Life Investment Management Holdings LLC (since 2020); Vice President (since 2018) and Chief Compliance Officer (since 2016), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, IndexIQ Advisors LLC, IndexIQ Holdings Inc., IndexIQ LLC and IndexIQ Trust (since 2017); Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay Funds, MainStay Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2021 and 2014 to 2020); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust since 2010**	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds and MainStay Funds Trust since 2010 and MainStay CBRE Global Infrastructure Megatrends Fund since 2021
Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust since 2005**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds Trust since 2009 and MainStay Funds since 2005 and MainStay CBRE Global Infrastructure Megatrends Fund since 2021
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
44	MainStay VP Indexed Bond Portfolio

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP MacKay S&P 500 Index Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP T. Rowe Price Equity Income Portfolio1
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Brown Advisory LLC
Baltimore, Maryland
Candriam Belgium S.A.*
Brussels, Belgium
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Capital Management LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
T. Rowe Price Associates, Inc.
Baltimore, Maryland
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
Effective on or about May 1, 2022, the MainStay VP T. Rowe Price Equity Income Portfolio will be renamed the MainStay VP American Century Sustainable Equity Portfolio.
Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC
Not part of the Annual Report

2021 Annual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2022 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
1801645	MSVPIN11-02/22
(NYLIAC) NI555

MainStay VP Janus Henderson Balanced Portfolio

Message from the President and Annual Report
December 31, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
The COVID-19 pandemic and inflation drove market performance during the 12-month reporting period ended December 31, 2021. Against all expectations, the pandemic remained a persistent force worldwide, with widespread outbreaks of highly transmissible variants disrupting life in many locations despite the widespread availability of effective vaccines. Supported by government stimulus and accommodative monetary policies, most global economies expanded, exceeding pre-pandemic levels. However, the pandemic continued to claim lives, and the recovery proved uneven, with some industries struggling in the face of labor shortages, supply-chain bottlenecks and sharply rising commodity prices.
Spurred by economic growth and rising inflationary pressures, positive investor sentiment buoyed stock markets while bond markets lagged. In the United States, the S&P 500® Index, a widely regarded benchmark of market performance, produced strong gains led by energy and real estate, followed by information technology and financials. Materials and consumer staples lagged the Index by a small margin, while health care and industrials trailed further behind. The traditionally defensive utilities and consumer staples sectors underperformed by a greater margin, with both sectors challenged by rising commodity prices, with communication services as the only sector to generate negative returns. Small- and mid-cap stocks, which outperformed for much of the reporting period, lost ground to large-cap stocks in the closing months of 2021 as risk appetites diminished and trailed for the year as a whole. Similarly, value stocks outperformed growth-oriented shares during the first half of the year, then fell behind in November and December. In developed international equity markets, the U.K. and Eurozone led Asia, while, overall, the international market lagged its U.S. counterpart, particularly during the second half of the reporting period. Emerging market equities suffered broad losses, though returns varied widely from country to country with some, such as India, producing solidly positive returns while others, most notably China, experiencing punishing declines.
U.S. and international bond markets produced mixed performance, buffeted by rising interest rates while supported by accommodative monetary policies and strong corporate financial results. Expectations for a quick economic recovery in early 2021 drove rising yields and a steep selloff in traditional safe havens, such as government bonds. A partial recovery in the summer of 2021 was followed by another dip in the fall, prompted by signals from central banks of their intention to soon withdraw monetary accommodation as a first step toward raising rates in an effort to combat rising inflation. Increasingly hawkish rhetoric from the U.S. Federal Reserve in November and December further pressured the fixed-income asset class. Corporate bonds fared relatively well given the positive corporate earnings environment and historically low default rates, with lower-rated issues significantly outperforming investment-grade credits. Emerging market corporate bonds came under pressure late in the reporting period due to slowing Chinese economic growth associated with a government regulatory crackdown and heightened concerns regarding a debt crisis in the Chinese real estate sector.
Today, the pandemic remains deeply felt in the economy and our personal lives. Yet, at the same time, post-pandemic trends are beginning to play an increasing role in the financial markets. As a MainStay VP investor, you can rely on us to manage our portfolios with a careful eye on the ever-changing investment landscape and provide you with disciplined investment tools to help you reach your financial goals. Thank you for your continued trust, which we strive to earn every day.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information, which includes information about MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended December 31, 2021
Class	Inception Date	One Year	Five Years	Since Inception	Gross Expense Ratio[1]
Initial Class Shares	2/17/2012	17.35%	14.41%	11.17%	0.58%
Service Class Shares	2/17/2012	17.06	14.12	10.90	0.83

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	One Year	Five Years	Since Inception
S&P 500® Index[1]	28.71%	18.47%	15.82%
Bloomberg U.S. Aggregate Bond Index[2]	-1.54	3.57	2.89
Janus Balanced Composite Index[3]	14.32	11.87	10.07
Morningstar Allocation - 50% to 70% Equity Category Average[4]	13.91	9.97	8.30

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
1.	The S&P 500® Index is the Portfolio’s primary benchmark. "S&P 500®" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The Portfolio has selected the Bloomberg U.S. Aggregate Bond Index as a secondary benchmark. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures performance of the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The Portfolio has selected the Janus Balanced Composite Index as an additional benchmark. The Janus Balanced Composite Index consists of the S&P 500® Index (55% weighted) and the Bloomberg U.S. Aggregate Bond Index (45% weighted). Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Morningstar Allocation – 50% to 70% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These funds are dominated by domestic holdings and have equity exposures between 50% and 70%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP Janus Henderson Balanced Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2021 to December 31, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2021 to December 31, 2021. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended
December 31, 2021. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 7/1/21	Ending Account Value (Based on Actual Returns and Expenses) 12/31/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,079.90	$2.99	$1,022.33	$2.91	0.57%
Service Class Shares	$1,000.00	$1,078.60	$4.30	$1,021.07	$4.18	0.82%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP Janus Henderson Balanced Portfolio

Portfolio Composition as of December 31, 2021 (Unaudited)
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of December 31, 2021 (excluding short-term investments) (Unaudited)
1.	U.S. Treasury Notes, 0.125%-1.375%, due 4/30/23–11/15/31
2.	Microsoft Corp.
3.	Apple, Inc.
4.	Alphabet, Inc., Class C
5.	U.S. Treasury Bonds, 1.375%-2.75%, due 11/15/40–8/15/51
6.	Amazon.com, Inc.
7.	UMBS, Single Family, 30 Year, 2.00%-3.50%, due 1/25/52–2/25/52
8.	UnitedHealth Group, Inc.
9.	Mastercard, Inc., Class A
10.	NVIDIA Corp.

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Jeremiah Buckley, CFA, E. Marc Pinto, CFA,1 Greg Wilensky and Michael Keough of Janus Capital Management LLC (“Janus Capital”), the Portfolio’s Subadvisor.
How did MainStay VP Janus Henderson Balanced Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2021?
For the 12 months ended December 31, 2021, MainStay VP Janus Henderson Balanced Portfolio returned 17.35% for Initial Class shares and 17.06% for Service Class shares. Over the same period, both share classes underperformed the 28.71% return of the S&P 500® Index, which is the Portfolio’s primary benchmark, and outperformed the −1.54% return of the Bloomberg U.S. Aggregate Bond Index, which is a secondary benchmark of the Portfolio. For the 12 months ended December 31, 2021, both share classes outperformed the 14.32% return of the Janus Balanced Composite Index, which is an additional benchmark of the Portfolio, and the 13.91% return of the Morningstar Allocation—50% to 70% Equity Category Average.2
What factors affected the Portfolio’s performance relative to its primary prospectus benchmark during the reporting period?
Performance relative to the S&P 500® Index suffered given the Portfolio’s allocation to bonds during a period in which equities generated robust returns. However, the equity portion of the Portfolio outperformed the S&P 500® Index as we adjusted the Portfolio’s positioning to account for where we saw the strongest opportunities amid the continuing recovery. The fixed-income portion of the Portfolio outperformed the Bloomberg U.S. Aggregate Bond Index as we adjusted the Portfolio’s allocations throughout the reporting period to account for the levels of risk and reward we observed across fixed-income sectors.
The Portfolio outperformed the Janus Balanced Composite Index, a blended benchmark of the S&P 500® Index (55%) and the Bloomberg U.S. Aggregate Bond Index (45%). The Portfolio’s ability to dynamically adjust its allocation with changing market conditions proved beneficial given our decision to overweight the Portfolio’s equity exposure as the economic recovery continued during the reporting period. On average, 65% of the Portfolio was invested in stocks throughout the reporting period (based on month-end data). The equity allocation may vary based on market conditions, and the Portfolio’s positioning reflected our belief that equities offered greater risk-adjusted opportunities than fixed-income throughout the reporting period.
During the reporting period, which sectors were the strongest positive contributors to relative performance in the equity portion of Portfolio and which sectors were particularly weak?
Among sectors held in the equity portion of the Portfolio, the strongest positive contributions to performance relative to the S&P
500® Index came from information technology, where stock selection and overweight exposure bolstered returns. (Contributions take weightings and total returns into account.) Favorable stock selection made health care and consumer staples the Portfolio’s second and third strongest contributing sectors, respectively.
Conversely, disappointing stock selection and overweight exposure made consumer discretionary the weakest-contributing sector relative to the S&P 500® Index. Energy was the second weakest contributing sector due to the Portfolio’s zero weighting. Stock selection and an underweight position made financials the third weakest contributing sector.
During the reporting period, which individual stocks made the strongest positive contributions to the absolute performance of the equity portion of the Portfolio and which individual stocks detracted the most?
Shares in technology company Microsoft made the strongest positive contribution to the absolute performance of the equity portion of the Portfolio. The COVID-19 pandemic has radically accelerated the transformation to a digital economy, and companies such as Microsoft that offer services and products relevant to this shift in technology and capital spending continue to be rewarded by the market. Microsoft’s Azure cloud platform and subscription-based Office 365 suite continued to grow throughout the reporting period, and we believe the demand outlook for these products remains robust.
The Portfolio’s position in technology conglomerate Alphabet, the parent company of Google, was the second largest contributor to absolute performance. The stock continued to benefit from strength in the company’s cloud, digital advertising and YouTube segments. The company’s solid balance sheet and free cash flows also enabled it to continue buying back its shares during the reporting period.
Video-oriented semiconductor company Nvidia was the third strongest positive contributor to absolute performance. As large technology platform companies increased capital spending on network data centers and infrastructure during the reporting period, Nvidia - a leading producer of graphics processing units used in data centers—benefited. The company also experienced significant growth in product lines critical to the development of virtual and augmented reality platforms.
The weakest contribution to the Portfolio’s absolute performance came from holdings in video game company Activision Blizzard. Shares lost ground as the pandemic and staff turnover related to a recent lawsuit led to development delays, pushing the planned release of two of the company’s games from 2022 to 2023. The stock was also pressured on fears that the economic reopening

1.	As of April 2, 2021, Mr. Pinto no longer served as portfolio manager for the Portfolio.
2.	See page 5 for more information on benchmark and peer group returns.
8	MainStay VP Janus Henderson Balanced Portfolio

could lead to lower engagement with the company’s gaming franchises.
A position in media and entertainment company The Walt Disney Company was the second weakest contributor to absolute performance, also generating negative returns. Subscriber growth for the company’s Disney+ streaming platform fell short of analyst’ expectations, which negatively impacted the stock.
Fidelity National Information Services, a software solutions provider to the financial services industry, generated a negative return and was the third weakest contributor to absolute performance. Investors became concerned over heightened competition in the fintech space, which pressured the stock during the reporting period.
Did the equity portion of the Portfolio make any significant purchases or sales during the reporting period?
The equity portion of the Portfolio initiated a position in computer software company Cadence Design Systems, reflecting our belief that the company—a leader in electronic design automation that enables semiconductors to get smaller in chip size—was well positioned to benefit from the digital transformation of the economy. The Portfolio also initiated a position in financial services company Charles Schwab in the expectation that interest rates will normalize over time and a steeper yield curve will support financial companies broadly. We also believe the company has strong growth prospects and anticipate synergies and an upside to margins from the company’s late-2020 acquisition of TD Ameritrade.
The equity portion of the Portfolio sold its position in pharmaceutical company Bristol-Myers Squibb during the reporting period. We became less confident in the company’s drug pipeline compared to other pharmaceutical companies and decided to rotate from Bristol Myers into what we deemed to be a more robust investment opportunity in AstraZeneca. The Portfolio also sold its position in railroad company CSX given concerns for lower volumes for railways amid the recovery. Labor challenges negatively affected on-time deliveries, and an expected capture of market share from the trucking industry failed to materialize.
How did sector weightings change in the equity portion of the Portfolio during the reporting period?
During the reporting period, the equity portion of the Portfolio increased its exposure to industrials, consumer staples and information technology, while decreasing its exposure to health care, consumer discretionary and real estate.
How was the equity portion of the Portfolio positioned at the end of the reporting period?
As of December 31, 2021, the largest overweight position in the equity portion of the Portfolio was in the information technology sector. The second largest sector overweight was in consumer discretionary. As of the same date, the most significantly underweight position in the equity portion of the Portfolio was in real estate, followed by underweight exposure to materials. As of December 31, 2021, the Portfolio did not hold stocks in the energy or utilities sectors.
What was the duration3 strategy of the fixed-income portion of the Portfolio during the reporting period?
As of December 31, 2021, the duration of the fixed-income portion of the Portfolio was 5.73 years, or approximately 88% of the Bloomberg U.S. Aggregate Bond Index. We began reducing the Portfolio’s duration after the Democratic Party gained control of the U.S. Senate in early January 2021, expecting additional fiscal stimulus could lead to rising interest rates. We reduced duration further as both pandemic-related news and the economic outlook improved, while benchmark duration crept higher. While we steadily increased the Portfolio’s allocation to U.S. Treasury securities during the reporting period (although the allocation never reached Index levels), the Portfolio’s net duration remained largely unchanged through the second half of the reporting period. The Portfolio also maintained underweight exposure to interest rate risk versus the Index.
Ultimately, positioning relative to the Treasury yield curve4 hindered relative results in the fixed-income portion of the Portfolio, particularly when the curve steepened early in the reporting period, with long Treasury holdings being most impacted. However, underweight exposure to Treasury bonds and out-of-index exposure to TIPS (Treasury Inflation-Protected Securities) helped to offset some of those losses.
What specific factors, risks or market forces prompted significant decisions for the fixed-income portion of the Portfolio during the reporting period?
Although we consistently trimmed the fixed-income portion of the Portfolio’s allocation to corporate bonds during the reporting period, our overall favorable view on the U.S. economy led us to maintain overweight exposure to corporate bonds (including high-yield) and securitized credit such as asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS). The Portfolio maintained underweight exposures to U.S. Treasury securities and mortgage-backed securities (MBS).
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
9

We decided to reduce the Portfolio’s corporate credit exposure primarily due to credit spreads5 narrowing as the reporting period progressed. Corporate bond sales were focused on the investment-grade market based on our view that the relatively tight level of spreads diminished their attractiveness on a risk-adjusted basis, compared to high yield. Within high yield, we adjusted positions, emphasizing names we believed to have the potential to be “rising stars” (securities that could see sufficient rating improvement to push them into the investment-grade market).
We added floating rate products such as bank loans and AAA/AA6 collateralized loan obligations (CLOs), believing the underlying bank loans had attractive valuations and their securitization into CLOs added additional value. We also added ABS exposure and were active in the CMBS allocation, focusing on relative-value opportunities identified through individual security analysis.
The fixed-income portion of the Portfolio was active in the TIPS market as well; we added exposure early in the reporting period on the expectation that inflation expectations would increase, and we reduced exposure as inflation expectations soared and valuations began to look expensive. We increased TIPS exposure again mid-year as market participants shifted focus to the potential transitory nature of inflation and the securities repriced at more attractive levels. However, as the outlook for inflation became less transitory, we steadily reduced exposure in the latter part of the reporting period.
During the reporting period, which market segments made the strongest positive contributions to the performance of the fixed-income portion of the Portfolio and which market segments were particularly weak?
Asset allocation decisions drove the outperformance of the fixed-income portion of the Portfolio versus the Bloomberg U.S. Aggregate Bond Index. The Portfolio’s out-of-index allocation to high-yield corporate bonds performed well, as the economic outlook continued to improve and investors’ demand for yield remained intact. Out-of-index exposure to TIPS was also a strong contributor, as we adjusted positioning with the ebb and flow of inflation expectations. Underweight exposure to MBS and strong security selection further enhanced relative performance.
The lack of exposure to government-related securities was a modest detractor. A small cash balance also modestly held back returns.
Did the fixed-income portion of the Portfolio make any significant purchases or sales during the reporting period?
The largest asset allocation changes to the fixed-income portion of the Portfolio involved trimming corporate credit exposure, particularly holdings in the lowest tier of the investment-grade market. Instead, we sought opportunities for credit diversification across the securitized markets and in bank loans.
During the reporting period, how did sector (or industry) weightings change in the fixed-income portion of the Portfolio?
On a corporate industry basis, the fixed-income portion of the Portfolio decreased its exposure to banking and technology while increasing its exposure to finance companies and life insurers.
How was the fixed-income portion of the Portfolio positioned at the end of the reporting period?
As of December 31, 2021, relative to the Bloomberg U.S. Aggregate Bond Index, the fixed-income portion of the Portfolio held underweight exposure to U.S. Treasury securities and MBS. It also had no exposure to government-related securities. As of the same date, the Portfolio held overweight exposure to corporate credit, CMBS and ABS, and held out-of-benchmark positions in high-yield corporate credit, collateralized mortgage obligations, collateralized loan obligations, bank loans, TIPS and cash.
5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
6.	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor's capacity to meet its financial commitment on the obligation is very strong. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Portfolio.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
10	MainStay VP Janus Henderson Balanced Portfolio

Portfolio of Investments December 31, 2021†
	Principal Amount	Value
Long-Term Bonds 34.4%
Asset-Backed Securities 2.9%
Automobile Asset-Backed Securities 0.5%
Carvana Auto Receivables Trust
Series 2021-P4, Class A2
0.82%, due 4/10/25	$ 772,000	$ 771,922
Drive Auto Receivables Trust
Series 2017-3, Class D
3.53%, due 12/15/23 (a)	6,393	6,401
Exeter Automobile Receivables Trust
Series 2021-1A, Class C
0.74%, due 1/15/26	211,000	210,391
Series 2021-1A, Class D
1.08%, due 11/16/26	674,000	665,612
Series 2019-1A, Class E
5.20%, due 1/15/26 (a)	485,000	506,931
JPMorgan Chase Bank NA (a)
Series 2021-1, Class B
0.875%, due 9/25/28	382,598	381,280
Series 2021-2, Class B
0.889%, due 12/26/28	841,927	837,607
LAD Auto Receivables Trust
Series 2021-1A, Class A
1.30%, due 8/17/26 (a)	813,244	811,632
OneMain Direct Auto Receivables Trust (a)
Series 2018-1A, Class C
3.85%, due 10/14/25	181,000	181,390
Series 2018-1A, Class D
4.40%, due 1/14/28	180,000	180,383
Santander Bank NA-SBCLN
Series 2021-1A, Class B
1.833%, due 12/15/31 (a)	396,000	395,528
Santander Drive Auto Receivables Trust
Series 2020-3, Class D
1.64%, due 11/16/26	1,630,000	1,641,070
Tesla Auto Lease Trust (a)
Series 2021-B, Class A3
0.60%, due 9/22/25	503,000	496,905
Series 2021-B, Class B
0.91%, due 9/22/25	258,000	254,409
Westlake Automobile Receivables Trust
Series 2020-1A, Class D
2.80%, due 6/16/25 (a)	741,000	755,614
		8,097,075
Credit Card Asset-Backed Securities 0.1%
Mercury Financial Credit Card Master Trust
Series 2021-1A, Class A
1.54%, due 3/20/26 (a)	842,000	841,217
	Principal Amount	Value

Credit Card Asset-Backed Securities (continued)
Newday Funding Master Issuer plc (a)(b)
Series 2021-2A, Class A2
0.999% (SOFR + 0.95%), due 7/15/29	$ 449,000	$ 450,666
Series 2021-1A, Class A2
1.15% (SOFR + 1.10%), due 3/15/29	792,000	800,042
		2,091,925
Other Asset-Backed Securities 2.3%
Affirm Asset Securitization Trust
Series 2021-B, Class A
1.03%, due 8/17/26 (a)	721,000	716,073
Aqua Finance Trust
Series 2021-A, Class A
1.54%, due 7/17/46 (a)	468,455	464,273
Arbys Funding LLC
Series 2020-1A, Class A2
3.237%, due 7/30/50 (a)	1,390,400	1,418,201
CBAM Ltd. (a)(b)
Series 2019-11RA, Class A1
1.305% (3 Month LIBOR + 1.18%), due 1/20/35	1,569,000	1,570,877
Series 2019-11RA, Class B
1.875% (3 Month LIBOR + 1.75%), due 1/20/35	801,000	801,133
CF Hippolyta LLC (a)
Series 2021-1A, Class A1
1.53%, due 3/15/61	974,150	955,876
Series 2021-1A, Class B1
1.98%, due 3/15/61	368,441	362,948
CIFC Funding 2016-I Ltd
Series 2016-1A, Class BRR
1.875% (3 Month LIBOR + 1.70%), due 10/21/31 (a)(b)	647,000	639,180
CIFC Funding 2021-VII Ltd (a)(b)
Series 2021-7A, Class A1
1.258% (3 Month LIBOR + 1.13%), due 1/23/35	1,140,000	1,139,314
Series 2021-7A, Class B
1.728% (3 Month LIBOR + 1.60%), due 1/23/35	648,000	643,154
Conn's Receivables Funding LLC
Series 2021-A, Class A
1.05%, due 5/15/26 (a)	929,619	928,967
DB Master Finance LLC (a)
Series 2019-1A, Class A2II
4.021%, due 5/20/49	252,195	261,041

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments December 31, 2021† (continued)
	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
DB Master Finance LLC (a) (continued)
Series 2019-1A, Class A23
4.352%, due 5/20/49	$ 365,585	$ 391,277
Diamond Infrastructure Funding LLC
Series 2021-1A, Class A
1.76%, due 4/15/49 (a)	1,031,000	1,011,624
Domino's Pizza Master Issuer LLC (a)
Series 2019-1A, Class A2
3.668%, due 10/25/49	1,620,142	1,705,208
Series 2018-1A, Class A2I
4.116%, due 7/25/48	898,220	918,076
Series 2017-1A, Class A23
4.118%, due 7/25/47	206,938	216,553
Series 2018-1A, Class A2II
4.328%, due 7/25/48	491,790	517,237
HPS Loan Management Ltd. (a)(b)
Series 2021-16A, Class A1
1.395% (3 Month LIBOR + 1.14%), due 1/23/35	1,729,000	1,727,957
Series 2021-16A, Class B
1.955% (3 Month LIBOR + 1.70%), due 1/23/35	614,000	613,539
Jack in the Box Funding LLC (a)
Series 2019-1A, Class A2I
3.982%, due 8/25/49	983,567	988,350
Series 2019-1A, Class A2II
4.476%, due 8/25/49	983,568	1,020,925
Series 2019-1A, Class A23
4.97%, due 8/25/49	983,568	1,045,347
Lakeview CDO LLC
1.851%, due 11/10/32 (c)(d)	39,504	39,504
Logan CLO II Ltd. (a)(b)
Series 2021-2A, Class A
1.397% (3 Month LIBOR + 1.15%), due 1/20/35	1,556,000	1,555,046
Series 2021-2A, Class B
1.947% (3 Month LIBOR + 1.70%), due 1/20/35	623,000	622,520
NRZ Excess Spread-Collateralized Notes (a)
Series 2021-FHT1, Class A
3.104%, due 7/25/26	756,030	753,387
Series 2020-PLS1, Class A
3.844%, due 12/25/25	333,323	334,743
Oak Street Investment Grade Net Lease Fund
Series 2020-1A, Class A1
1.85%, due 11/20/50 (a)	822,168	814,377
	Principal Amount	Value

Other Asset-Backed Securities (continued)
Octagon Investment Partners 48 Ltd.
Series 2020-3A, Class AR
1.277% (3 Month LIBOR + 1.15%), due 10/20/34 (a)(b)	$ 1,134,000	$ 1,132,668
Planet Fitness Master Issuer LLC (a)
Series 2019-1A, Class A2
3.858%, due 12/5/49	855,540	879,327
Series 2018-1A, Class A2I
4.262%, due 9/5/48	611,460	611,690
PRPM LLC
Series 2020-4, Class A1
2.951%, due 10/25/25 (a)(e)	700,760	699,002
Regatta XXIII Funding Ltd. (a)(b)
Series 2021-4A, Class A1
1.26% (3 Month LIBOR + 1.15%), due 1/20/35	1,710,411	1,709,376
Series 2021-4A, Class B
1.81% (3 Month LIBOR + 1.70%), due 1/20/35	688,000	687,481
Taco Bell Funding LLC (a)
Series 2021-1A, Class A2I
1.946%, due 8/25/51	643,000	630,308
Series 2021-1A, Class A2II
2.294%, due 8/25/51	774,000	765,115
Series 2018-1A, Class A2II
4.94%, due 11/25/48	837,110	908,037
Series 2016-1A, Class A23
4.97%, due 5/25/46	487,050	508,165
Theorem Funding Trust
Series 2021-1A, Class A
1.21%, due 12/15/27 (a)	578,140	576,999
Upstart Securitization Trust (a)
Series 2021-4, Class A
0.84%, due 9/20/31	776,735	769,073
Series 2021-5, Class A
1.31%, due 11/20/31	490,000	488,208
Vantage Data Centers LLC (a)
Series 2020-1A, Class A2
1.645%, due 9/15/45	1,615,000	1,578,491
Series 2020-2A, Class A2
1.992%, due 9/15/45	705,000	691,401
VCAT LLC
Series 2021-NPL1, Class A1
2.289%, due 12/26/50 (a)(e)	314,503	314,001
Wendy's Funding LLC (a)
Series 2021-1A, Class A2II
2.775%, due 6/15/51	513,420	512,171

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Janus Henderson Balanced Portfolio

	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
Wendy's Funding LLC (a) (continued)
Series 2019-1A, Class A2I
3.783%, due 6/15/49	$ 477,480	$ 494,685
Series 2018-1A, Class A2II
3.884%, due 3/15/48	87,360	90,696
Wingstop Funding LLC
Series 2020-1A, Class A2
2.841%, due 12/5/50 (a)	811,920	810,665
Zaxby's Funding LLC
Series 2021-1A, Class A2
3.238%, due 7/30/51 (a)	617,453	626,766
		39,661,032
Total Asset-Backed Securities (Cost $49,841,714)		49,850,032
Corporate Bonds 10.6%
Aerospace & Defense 0.2%
Boeing Co. (The)
2.196%, due 2/4/26	442,000	441,895
3.25%, due 2/1/28	472,000	491,819
3.625%, due 2/1/31	116,000	123,701
3.95%, due 8/1/59	599,000	622,187
4.875%, due 5/1/25	460,000	503,272
General Dynamics Corp.
3.50%, due 4/1/27	456,000	496,430
TransDigm, Inc.
4.625%, due 1/15/29	952,000	948,839
		3,628,143
Auto Manufacturers 0.1%
Ford Motor Co.
3.25%, due 2/12/32	1,542,000	1,579,008
Banks 2.5%
Bank of America Corp. (f)
2.087%, due 6/14/29	1,528,000	1,517,260
2.592%, due 4/29/31	2,823,000	2,851,724
3.705%, due 4/24/28	509,000	552,383
3.97%, due 3/5/29	670,000	733,132
Series U
5.20%, due 6/1/23 (g)(h)	443,000	457,398
Series X
6.25%, due 9/5/24 (g)	1,172,000	1,261,365
	Principal Amount	Value

Banks (continued)
Bank of New York Mellon Corp. (The)
Series G
4.70% (5 Year Treasury Constant Maturity Rate + 4.358%), due 9/20/25 (b)(g)	$ 2,024,000	$ 2,159,102
BNP Paribas SA
2.588% (5 Year Treasury Constant Maturity Rate + 2.05%), due 8/12/35 (a)(b)	1,692,000	1,620,959
Citigroup, Inc. (f)
3.887%, due 1/10/28	2,060,000	2,233,388
4.412%, due 3/31/31	1,375,000	1,570,332
Series D
5.35%, due 5/15/23 (g)	537,000	547,069
5.95%, due 1/30/23 (g)	604,000	622,120
Series P
5.95%, due 5/15/25 (g)	584,000	624,880
Series M
6.30%, due 5/15/24 (g)	123,000	128,920
First Republic Bank
4.625%, due 2/13/47	391,000	484,322
Goldman Sachs Group, Inc. (The)
3.50%, due 4/1/25	2,399,000	2,536,784
Series R
4.95% (5 Year Treasury Constant Maturity Rate + 3.224%), due 2/10/25 (b)(g)	368,000	381,800
JPMorgan Chase & Co. (f)
2.083%, due 4/22/26	570,000	578,532
2.956%, due 5/13/31	1,316,000	1,362,552
3.96%, due 1/29/27	1,446,000	1,562,383
Series HH
4.60%, due 2/1/25 (g)	466,000	478,233
Series FF
5.00%, due 8/1/24 (g)	441,000	453,128
Morgan Stanley
1.593%, due 5/4/27 (f)	685,000	678,247
1.794%, due 2/13/32 (f)	1,226,000	1,160,464
2.188%, due 4/28/26 (f)	1,231,000	1,255,148
2.239%, due 7/21/32 (f)	1,900,000	1,858,341
2.484%, due 9/16/36 (f)	2,223,000	2,140,638
3.95%, due 4/23/27	1,131,000	1,245,096
4.35%, due 9/8/26	898,000	992,593
National Australia Bank Ltd.
2.99%, due 5/21/31 (a)	1,708,000	1,712,959
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments December 31, 2021† (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
SVB Financial Group (b)(g)
4.10% (10 Year Treasury Constant Maturity Rate + 3.064%), due 2/15/31	$ 1,382,000	$ 1,366,798
Series D
4.25% (5 Year Treasury Constant Maturity Rate + 3.074%), due 11/15/26	2,415,000	2,448,810
U.S. Bancorp
2.491% (5 Year Treasury Constant Maturity Rate + 0.95%), due 11/3/36 (b)	1,471,000	1,465,343
Westpac Banking Corp.
2.668% (5 Year Treasury Constant Maturity Rate + 1.75%), due 11/15/35 (b)	1,218,000	1,186,512
		42,228,715
Beverages 0.2%
Anheuser-Busch Cos. LLC
4.90%, due 2/1/46	919,000	1,161,556
Diageo Capital plc
1.375%, due 9/29/25	461,000	458,448
2.00%, due 4/29/30	713,000	705,468
2.125%, due 4/29/32	572,000	567,342
		2,892,814
Biotechnology 0.1%
Royalty Pharma plc
2.15%, due 9/2/31	954,000	901,205
3.35%, due 9/2/51	474,000	453,398
3.55%, due 9/2/50	899,000	891,331
		2,245,934
Building Materials 0.0% ‡
Standard Industries, Inc.
4.375%, due 7/15/30 (a)	336,000	342,890
Chemicals 0.3%
Axalta Coating Systems LLC
3.375%, due 2/15/29 (a)	1,696,000	1,640,880
CF Industries, Inc.
4.95%, due 6/1/43	749,000	904,149
5.15%, due 3/15/34	77,000	93,015
5.375%, due 3/15/44	168,000	211,865
	Principal Amount	Value

Chemicals (continued)
Element Solutions, Inc.
3.875%, due 9/1/28 (a)	$ 1,338,000	$ 1,344,690
		4,194,599
Commercial Services 0.3%
Global Payments, Inc.
2.15%, due 1/15/27	651,000	653,590
2.90%, due 11/15/31	977,000	990,957
4.80%, due 4/1/26	629,000	698,292
GXO Logistics, Inc. (a)
1.65%, due 7/15/26	885,000	863,530
2.65%, due 7/15/31	585,000	577,781
IHS Markit Ltd.
4.75%, due 2/15/25 (a)	416,000	452,920
		4,237,070
Computers 0.1%
Seagate HDD Cayman
3.125%, due 7/15/29	206,000	201,158
4.091%, due 6/1/29	488,000	505,268
4.125%, due 1/15/31	1,118,000	1,163,167
4.875%, due 6/1/27	44,000	47,960
		1,917,553
Diversified Financial Services 0.8%
AerCap Ireland Capital DAC
3.00%, due 10/29/28	757,000	767,701
3.30%, due 1/30/32	776,000	790,567
3.40%, due 10/29/33	569,000	579,307
3.85%, due 10/29/41	432,000	449,988
4.625%, due 10/15/27	1,147,000	1,268,818
Air Lease Corp.
1.875%, due 8/17/26	1,020,000	1,003,116
3.00%, due 2/1/30	515,000	514,021
Charles Schwab Corp. (The) (b)(g)
Series H
4.00% (10 Year Treasury Constant Maturity Rate + 3.079%), due 12/1/30	809,000	817,090
Series G
5.375% (5 Year Treasury Constant Maturity Rate + 4.971%), due 6/1/25	3,138,000	3,420,420
Rocket Mortgage LLC (a)
2.875%, due 10/15/26	1,120,000	1,111,600
3.625%, due 3/1/29	1,013,000	1,016,799
3.875%, due 3/1/31	1,183,000	1,200,745
4.00%, due 10/15/33	1,145,000	1,159,747
		14,099,919

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Janus Henderson Balanced Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Electric 0.4%
Dominion Energy, Inc.
Series C
4.35% (5 Year Treasury Constant Maturity Rate + 3.195%), due 1/15/27 (b)(g)	$ 717,000	$ 740,302
Duquesne Light Holdings, Inc.
2.775%, due 1/7/32 (a)	1,005,000	992,986
NextEra Energy Capital Holdings, Inc.
1.875%, due 1/15/27	1,582,000	1,591,381
2.44%, due 1/15/32	470,000	471,050
NRG Energy, Inc.
3.375%, due 2/15/29 (a)	1,057,000	1,035,754
3.625%, due 2/15/31 (a)	1,195,000	1,165,125
6.625%, due 1/15/27	332,000	345,126
		6,341,724
Electronics 0.1%
Trimble, Inc.
4.75%, due 12/1/24	1,238,000	1,342,103
4.90%, due 6/15/28	672,000	764,278
		2,106,381
Food 0.7%
JBS Finance Luxembourg SARL
3.625%, due 1/15/32 (a)	784,000	786,948
JBS USA LUX SA (a)
3.00%, due 5/15/32	795,000	795,000
3.75%, due 12/1/31	742,000	753,130
5.50%, due 1/15/30	1,130,000	1,228,875
6.50%, due 4/15/29	1,551,000	1,706,115
6.75%, due 2/15/28	612,000	660,201
Kraft Heinz Foods Co.
3.875%, due 5/15/27	991,000	1,070,421
4.375%, due 6/1/46	182,000	213,122
4.875%, due 10/1/49	424,000	532,520
5.00%, due 6/4/42	630,000	783,693
Mondelez International, Inc.
2.75%, due 4/13/30	173,000	178,277
Performance Food Group, Inc.
4.25%, due 8/1/29 (a)	1,875,000	1,860,112
Pilgrim's Pride Corp.
3.50%, due 3/1/32 (a)	1,271,000	1,283,710
		11,852,124
Food Service 0.1%
Aramark Services, Inc.
6.375%, due 5/1/25 (a)	1,470,000	1,536,150
	Principal Amount	Value

Healthcare-Services 0.9%
Centene Corp.
2.45%, due 7/15/28	$ 1,025,000	$ 1,009,625
2.50%, due 3/1/31	337,000	328,075
2.625%, due 8/1/31	443,000	434,140
3.00%, due 10/15/30	1,079,000	1,096,814
4.25%, due 12/15/27	1,112,000	1,159,260
DaVita, Inc. (a)
3.75%, due 2/15/31	1,295,000	1,261,757
4.625%, due 6/1/30	1,054,000	1,079,032
HCA, Inc.
3.50%, due 9/1/30	2,329,000	2,461,462
3.50%, due 7/15/51	1,106,000	1,127,536
5.25%, due 6/15/49	339,000	435,385
5.375%, due 2/1/25	545,000	598,955
5.375%, due 9/1/26	220,000	247,225
5.50%, due 6/15/47	226,000	295,730
5.625%, due 9/1/28	310,000	362,232
5.875%, due 2/15/26	286,000	322,574
5.875%, due 2/1/29	459,000	546,921
Molina Healthcare, Inc.
4.375%, due 6/15/28 (a)	2,834,000	2,919,020
		15,685,743
Insurance 0.3%
Athene Global Funding (a)
1.73%, due 10/2/26	1,988,000	1,951,194
2.646%, due 10/4/31	1,875,000	1,849,947
Prudential Financial, Inc.
3.70% (5 Year Treasury Constant Maturity Rate + 3.035%), due 10/1/50 (b)	1,486,000	1,503,219
		5,304,360
Iron & Steel 0.1%
Allegheny Technologies, Inc.
5.875%, due 12/1/27	764,000	796,470
Reliance Steel & Aluminum Co.
4.50%, due 4/15/23	469,000	485,464
		1,281,934
Lodging 0.0% ‡
MGM Resorts International
7.75%, due 3/15/22	182,000	184,275
Machinery-Diversified 0.0% ‡
Westinghouse Air Brake Technologies Corp.
4.95%, due 9/15/28 (e)	659,000	749,093
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments December 31, 2021† (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Media 0.7%
CCO Holdings LLC
4.25%, due 2/1/31 (a)	$ 1,231,000	$ 1,241,808
4.50%, due 5/1/32	2,216,000	2,279,710
Charter Communications Operating LLC
2.80%, due 4/1/31	811,000	802,478
4.80%, due 3/1/50	562,000	629,234
6.484%, due 10/23/45	256,000	349,590
Comcast Corp.
3.75%, due 4/1/40	365,000	408,627
CSC Holdings LLC (a)
3.375%, due 2/15/31	926,000	866,968
4.125%, due 12/1/30	1,351,000	1,318,914
4.625%, due 12/1/30	318,000	300,908
5.00%, due 11/15/31	586,000	564,758
Fox Corp.
4.03%, due 1/25/24	429,000	453,063
GCI LLC
4.75%, due 10/15/28 (a)	2,154,000	2,210,542
		11,426,600
Miscellaneous—Manufacturing 0.1%
General Electric Co.
Series D
3.533% (3 Month LIBOR + 3.33%), due 6/15/49 (b)(g)	1,111,000	1,099,890
Oil & Gas 0.1%
Continental Resources, Inc.
5.75%, due 1/15/31 (a)	1,214,000	1,429,631
Southwestern Energy Co.
4.75%, due 2/1/32	892,000	939,369
		2,369,000
Pharmaceuticals 0.2%
CVS Health Corp.
5.05%, due 3/25/48	617,000	806,689
Elanco Animal Health, Inc.
5.272%, due 8/28/23 (e)	1,242,000	1,321,507
Teva Pharmaceutical Finance Netherlands III BV
4.75%, due 5/9/27	406,000	402,293
5.125%, due 5/9/29	517,000	506,820
		3,037,309
	Principal Amount	Value

Pipelines 0.2%
Cheniere Energy Partners LP
3.25%, due 1/31/32 (a)	$ 956,000	$ 965,560
4.00%, due 3/1/31	783,000	821,328
Energy Transfer LP
4.95%, due 6/15/28	116,000	130,488
Hess Midstream Operations LP (a)
4.25%, due 2/15/30	347,000	344,398
5.125%, due 6/15/28	1,336,000	1,391,110
		3,652,884
Real Estate Investment Trusts 0.7%
Agree LP
2.00%, due 6/15/28	684,000	670,048
2.60%, due 6/15/33	513,000	503,142
2.90%, due 10/1/30	473,000	480,529
Equinix, Inc.
2.15%, due 7/15/30	623,000	605,613
GLP Capital LP
3.25%, due 1/15/32	1,143,000	1,149,161
5.25%, due 6/1/25	361,000	395,386
5.30%, due 1/15/29	86,000	97,627
5.375%, due 4/15/26	381,000	424,270
Invitation Homes Operating Partnership LP
2.00%, due 8/15/31	1,129,000	1,063,173
Iron Mountain Information Management Services, Inc.
5.00%, due 7/15/32 (a)	2,011,000	2,058,198
MPT Operating Partnership LP
3.50%, due 3/15/31	1,099,000	1,111,364
Rexford Industrial Realty LP
2.15%, due 9/1/31	1,345,000	1,269,950
Sun Communities Operating LP
2.70%, due 7/15/31	1,283,000	1,272,560
		11,101,021
Retail 0.3%
1011778 BC ULC
4.00%, due 10/15/30 (a)	2,348,000	2,306,910
Dollar General Corp.
4.125%, due 4/3/50	762,000	879,525
Lithia Motors, Inc.
3.875%, due 6/1/29 (a)	1,847,000	1,885,602
		5,072,037
Semiconductors 0.6%
Analog Devices, Inc.
2.95%, due 4/1/25	676,000	709,876

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP Janus Henderson Balanced Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Semiconductors (continued)
Broadcom, Inc.
3.419%, due 4/15/33 (a)	$ 1,071,000	$ 1,122,731
3.469%, due 4/15/34 (a)	1,686,000	1,764,685
4.30%, due 11/15/32	719,000	807,995
Marvell Technology, Inc.
1.65%, due 4/15/26	793,000	783,627
4.875%, due 6/22/28	883,000	1,011,334
Microchip Technology, Inc.
2.67%, due 9/1/23	1,514,000	1,546,240
Micron Technology, Inc.
2.703%, due 4/15/32	856,000	856,967
SK Hynix, Inc. (a)
1.50%, due 1/19/26	1,067,000	1,043,624
2.375%, due 1/19/31	464,000	446,537
		10,093,616
Software 0.2%
Broadridge Financial Solutions, Inc.
2.60%, due 5/1/31	1,084,000	1,088,054
MSCI, Inc. (a)
3.625%, due 9/1/30	1,643,000	1,679,967
3.875%, due 2/15/31	1,122,000	1,168,283
4.00%, due 11/15/29	104,000	108,680
		4,044,984
Telecommunications 0.2%
AT&T, Inc.
3.65%, due 9/15/59	105,000	106,038
3.80%, due 12/1/57	642,000	668,362
Lumen Technologies, Inc.
Series T
5.80%, due 3/15/22	419,000	422,143
T-Mobile US, Inc.
3.50%, due 4/15/25	718,000	760,702
3.75%, due 4/15/27	990,000	1,072,071
		3,029,316
Toys, Games & Hobbies 0.1%
Hasbro, Inc.
3.90%, due 11/19/29	1,490,000	1,642,779
5.10%, due 5/15/44	213,000	265,111
6.35%, due 3/15/40	420,000	579,481
		2,487,371
Total Corporate Bonds (Cost $176,246,093)		179,822,457
	Principal Amount	Value
Loan Assignments 0.9%
Chemicals, Plastics & Rubber 0.2%
Alpha 3 BV
Initial Dollar Term Loan
3.00% (3 Month LIBOR + 2.50%), due 3/18/28 (b)	$ 936,295	$ 934,122
Diamond (BC) BV
Amendment No. 3 Refinancing Term Loan
3.50% (3 Month LIBOR + 3.00%), due 9/29/28 (b)	1,610,000	1,598,327
		2,532,449
Finance 0.1%
ICON plc
LUX Term Loan
2.75% (3 Month LIBOR + 2.25%), due 7/3/28 (b)	1,779,217	1,778,475
Healthcare 0.1%
Medline Borrower LP
Initial Dollar Term Loan
3.75% (1 Month LIBOR + 3.25%), due 10/23/28 (b)	1,168,559	1,167,342
Healthcare, Education & Childcare 0.1%
Elanco Animal Health, Inc.
Term Loan
1.849% (1 Month LIBOR + 1.75%), due 8/1/27 (b)	1,864,344	1,838,321
High Tech Industries 0.1%
Trans Union LLC
2021 Incremental Term Loan B6
2.75% (1 Month LIBOR + 2.25%), due 12/1/28 (b)	1,821,000	1,815,435
Leasing 0.1%
Castlelake Aviation One Designated Activity Co.
Initial Term Loan
3.25% (3 Month LIBOR + 2.75%), due 10/22/26 (b)	1,753,180	1,744,414
Manufacturing 0.2%
Madison IAQ LLC
Term Loan
3.75% (3 Month LIBOR + 3.25%), due 6/21/28 (b)	2,156,744	2,154,049
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments December 31, 2021† (continued)
	Principal Amount	Value
Loan Assignments (continued)
Manufacturing (continued)
MKS Instruments, Inc.
Term Loan
TBD, due 10/20/28	$ 1,256,000	$ 1,252,599
Standard Industries, Inc.
Initial Term Loan
3.00% (3 Month LIBOR + 2.50%), due 9/22/28 (b)	751,213	751,108
		4,157,756
Services Business 0.0% ‡
ICON plc
U.S. Term Loan
2.75% (3 Month LIBOR + 2.25%), due 7/3/28 (b)	443,292	443,108
Total Loan Assignments (Cost $15,493,723)		15,477,300
Mortgage-Backed Securities 6.7%
Agency (Collateralized Mortgage Obligations) 3.2%
FNMA
REMIC, Series 2018-27, Class EA
3.00%, due 5/25/48	702,112	727,499
REMIC, Series 2019-71, Class P
3.00%, due 11/25/49	1,011,573	1,043,025
GNMA II, Single Family, 30 Year (i)
2.00%, due 1/15/52 TBA	3,297,599	3,327,371
2.50%, due 1/15/52 TBA	4,077,270	4,175,375
UMBS, Single Family, 15 Year (i)
1.50%, due 1/25/37 TBA	404,515	405,597
2.00%, due 1/25/37 TBA	2,603,869	2,666,169
UMBS, Single Family, 30 Year (i)
2.00%, due 1/25/52 TBA	16,851,527	16,799,606
2.50%, due 1/25/52 TBA	9,178,451	9,364,215
3.00%, due 1/25/52 TBA	11,335,560	11,743,224
3.50%, due 2/25/52 TBA	4,190,000	4,404,695
		54,656,776
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 1.9%
280 Park Avenue Mortgage Trust
Series 2017-280P, Class A
0.99% (1 Month LIBOR + 0.88%), due 9/15/34 (a)(b)	699,152	698,301
	Principal Amount	Value

Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
BBCMS Mortgage Trust
Series 2017-DELC, Class A
0.96% (1 Month LIBOR + 0.85%), due 8/15/36 (a)(b)	$ 495,000	$ 494,544
BBCMS Trust
Series 2015-SRCH, Class A2
4.197%, due 8/10/35 (a)	875,000	967,685
BX Commercial Mortgage Trust (a)(b)
Series 2021-VOLT, Class A
0.81% (1 Month LIBOR + 0.70%), due 9/15/36	457,000	455,441
Series 2019-XL, Class A
1.03% (1 Month LIBOR + 0.92%), due 10/15/36	985,234	985,506
Series 2021-VOLT, Class B
1.06% (1 Month LIBOR + 0.95%), due 9/15/36	937,000	931,190
Series 2020-FOX, Class A
1.11% (1 Month LIBOR + 1.00%), due 11/15/32	1,302,974	1,302,580
Series 2019-XL, Class B
1.19% (1 Month LIBOR + 1.08%), due 10/15/36	162,350	162,146
Series 2020-FOX, Class B
1.46% (1 Month LIBOR + 1.35%), due 11/15/32	237,671	237,599
Series 2020-FOX, Class C
1.66% (1 Month LIBOR + 1.55%), due 11/15/32	237,671	237,599
Series 2021-VOLT, Class D
1.76% (1 Month LIBOR + 1.65%), due 9/15/36	984,000	975,309
BX Trust (a)
Series 2021-LBA, Class AV
0.91% (1 Month LIBOR + 0.80%), due 2/15/36 (b)	1,122,000	1,117,711
Series 2021-LBA, Class AJV
0.91% (1 Month LIBOR + 0.80%), due 2/15/36 (b)	987,000	983,227
Series 2019-OC11, Class A
3.202%, due 12/9/41	565,000	594,698
Series 2019-OC11, Class B
3.605%, due 12/9/41	284,000	305,041
Series 2019-OC11, Class C
3.856%, due 12/9/41	564,000	579,762

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP Janus Henderson Balanced Portfolio

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
BXP Trust
Series 2017-GM, Class A
3.379%, due 6/13/39 (a)	$ 396,000	$ 418,245
CHT Mortgage Trust
Series 2017-CSMO, Class A
1.04% (1 Month LIBOR + 0.93%), due 11/15/36 (a)(b)	617,327	616,948
Cold Storage Trust (a)(b)
Series 2020-ICE5, Class A
1.01% (1 Month LIBOR + 0.90%), due 11/15/37	1,480,384	1,479,043
Series 2020-ICE5, Class B
1.41% (1 Month LIBOR + 1.30%), due 11/15/37	657,621	656,366
Series 2020-ICE5, Class C
1.76% (1 Month LIBOR + 1.65%), due 11/15/37	660,569	658,513
Credit Suisse Mortgage Capital Certificates (a)(b)
Series 2019-ICE4, Class A
1.09% (1 Month LIBOR + 0.98%), due 5/15/36	1,783,000	1,782,463
Series 2019-ICE4, Class C
1.54% (1 Month LIBOR + 1.43%), due 5/15/36	333,000	331,964
CSMC Trust (a)(b)
Series 2021-WEHO, Class A
4.079% (1 Month LIBOR + 3.969%), due 4/15/23	834,266	830,441
Series 2020-UNFI, Class A
4.168% (1 Month LIBOR + 3.668%), due 12/15/22	509,000	509,543
Extended Stay America Trust (a)(b)
Series 2021-ESH, Class A
1.19% (1 Month LIBOR + 1.08%), due 7/15/38	1,270,391	1,272,063
Series 2021-ESH, Class B
1.49% (1 Month LIBOR + 1.38%), due 7/15/38	346,199	346,199
Great Wolf Trust (a)(b)
Series 2019-WOLF, Class A
1.144% (1 Month LIBOR + 1.034%), due 12/15/36	270,000	269,671
Series 2019-WOLF, Class B
1.444% (1 Month LIBOR + 1.334%), due 12/15/36	303,000	301,667
	Principal Amount	Value

Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Great Wolf Trust (a)(b) (continued)
Series 2019-WOLF, Class C
1.743% (1 Month LIBOR + 1.633%), due 12/15/36	$ 337,000	$ 334,883
Life Mortgage Trust (a)(b)
Series 2021-BMR, Class A
0.81% (1 Month LIBOR + 0.70%), due 3/15/38	1,864,000	1,859,949
Series 2021-BMR, Class C
1.21% (1 Month LIBOR + 1.10%), due 3/15/38	924,000	914,724
LUXE Trust
Series 2021-TRIP, Class A
1.16% (1 Month LIBOR + 1.05%), due 10/15/38 (a)(b)	1,971,000	1,970,090
Med Trust (a)(b)
Series 2021-MDLN, Class C
1.91% (1 Month LIBOR + 1.80%), due 11/15/38	280,000	279,298
Series 2021-MDLN, Class D
2.11% (1 Month LIBOR + 2.00%), due 11/15/38	284,000	283,288
Series 2021-MDLN, Class E
3.26% (1 Month LIBOR + 3.15%), due 11/15/38	1,262,000	1,252,515
Series 2021-MDLN, Class F
4.11% (1 Month LIBOR + 4.00%), due 11/15/38	794,000	786,040
MHC Commercial Mortgage Trust (a)(b)
Series 2021-MHC, Class A
0.911% (1 Month LIBOR + 0.801%), due 4/15/38	1,947,744	1,943,473
Series 2021-MHC, Class C
1.461% (1 Month LIBOR + 1.351%), due 4/15/38	938,912	936,854
VASA Trust
Series 2021-VASA, Class A
1.01% (1 Month LIBOR + 0.90%), due 7/15/39 (a)(b)	525,000	522,813
VMC Finance LLC
Series 2021-HT1, Class A
1.753% (1 Month LIBOR + 1.65%), due 1/18/37 (a)(b)	799,000	799,495
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments December 31, 2021† (continued)
	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Wells Fargo Commercial Mortgage Trust
Series 2021-SAVE, Class A
1.26% (1 Month LIBOR + 1.15%), due 2/15/40 (a)(b)	$ 497,235	$ 497,723
		32,882,610
Whole Loan (Collateralized Mortgage Obligations) 1.6%
Angel Oak Mortgage Trust (a)
Series 2020-3, Class A2
2.41%, due 4/25/65 (c)	347,105	348,639
Series 2019-5, Class A1
2.593%, due 10/25/49 (j)	230,851	230,267
Series 2019-6, Class A1
2.62%, due 11/25/59 (c)	179,316	179,098
Bayview Financing Trust
Series 2021-2F, Class M1
1.60% (SOFR 30A + 1.55%), due 12/31/49 (a)(b)(d)	95,126	95,288
Bayview MSR Opportunity Master Fund Trust
Series 2021-5, Class AF
0.898% (SOFR 30A + 0.85%), due 11/25/51 (a)(b)	1,016,607	1,013,902
Chase Mortgage Finance Corp.
Series 2021-CL1, Class M1
1.25% (SOFR 30A + 1.20%), due 2/25/50 (a)(b)	1,182,621	1,185,697
CIM Trust
Series 2021-NR1, Class A1
2.569%, due 7/25/55 (a)(e)	782,549	780,156
COLT Mortgage Loan Trust (a)(c)
Series 2020-3, Class A1
1.506%, due 4/27/65	141,795	141,781
Series 2020-2, Class A1
1.853%, due 3/25/65	122,554	122,732
Connecticut Avenue Securities Trust (a)(b)
Series 2021-R03, Class 1M2
1.70% (SOFR 30A + 1.65%), due 12/25/41	612,000	612,766
Series 2019-R05, Class 1M2
2.103% (1 Month LIBOR + 2.00%), due 7/25/39	102,043	102,140
Series 2020-R02, Class 2M2
2.103% (1 Month LIBOR + 2.00%), due 1/25/40	555,644	557,038
	Principal Amount	Value

Whole Loan (Collateralized Mortgage Obligations) (continued)
Connecticut Avenue Securities Trust (a)(b) (continued)
Series 2019-R04, Class 2M2
2.202% (1 Month LIBOR + 2.10%), due 6/25/39	$ 106,985	$ 107,053
Series 2019-R07, Class 1M2
2.203% (1 Month LIBOR + 2.10%), due 10/25/39	232,834	233,349
Series 2019-R03, Class 1M2
2.253% (1 Month LIBOR + 2.15%), due 9/25/31	225,340	226,203
Series 2019-R02, Class 1M2
2.403% (1 Month LIBOR + 2.30%), due 8/25/31	94,034	94,422
Series 2018-R07, Class 1M2
2.502% (1 Month LIBOR + 2.40%), due 4/25/31	263,331	264,418
FHLMC STACR REMIC Trust (a)(b)
Series 2020-DNA6, Class M2
2.05% (SOFR 30A + 2.00%), due 12/25/50	1,021,000	1,026,430
Series 2021-HQA1, Class M2
2.30% (SOFR 30A + 2.25%), due 8/25/33	1,395,000	1,404,227
Series 2020-HQA2, Class M2
3.203% (1 Month LIBOR + 3.10%), due 3/25/50	425,527	430,499
Series 2020-HQA4, Class M2
3.253% (1 Month LIBOR + 3.15%), due 9/25/50	176,385	176,937
FHLMC STACR Trust
Series 2019-DNA4, Class M2
2.053% (1 Month LIBOR + 1.95%), due 10/25/49 (a)(b)	74,761	74,982
FHLMC Structured Agency Credit Risk Debt Notes (b)
Series 2021-DNA2, Class M2
2.35% (SOFR 30A + 2.30%), due 8/25/33 (a)	372,000	378,798
Series 2020-HQA5, Class M2
2.65% (SOFR 30A + 2.60%), due 11/25/50 (a)	1,510,172	1,525,372
Series 2016-DNA1, Class M3
5.653% (1 Month LIBOR + 5.55%), due 7/25/28	285,323	297,120
Flagstar Mortgage TrustV
Series 2021-13IN, Class A2
3.00%, due 12/30/51 (a)(c)	1,472,067	1,497,886

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay VP Janus Henderson Balanced Portfolio

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Whole Loan (Collateralized Mortgage Obligations) (continued)
FNMA (b)
Series 2021-R02, Class 2M2
2.05% (SOFR 30A + 2.00%), due 11/25/41 (a)	$ 1,891,000	$ 1,894,603
Series 2017-C01, Class 1M2
3.653% (1 Month LIBOR + 3.55%), due 7/25/29	508,648	520,854
Series 2016-C06, Class 1M2
4.353% (1 Month LIBOR + 4.25%), due 4/25/29	407,798	421,007
Series 2015-C01, Class 1M2
4.403% (1 Month LIBOR + 4.30%), due 2/25/25	415,228	423,350
Series 2014-C04, Class 1M2
5.003% (1 Month LIBOR + 4.90%), due 11/25/24	57,880	60,266
Series 2015-C03, Class 1M2
5.103% (1 Month LIBOR + 5.00%), due 7/25/25	310,742	319,312
Series 2015-C04, Class 1M2
5.803% (1 Month LIBOR + 5.70%), due 4/25/28	315,744	332,586
J.P. Morgan Mortgage Trust (a)(b)
Series 2021-11, Class A11
0.90% (SOFR 30A + 0.85%), due 1/25/52	743,907	743,114
Series 2021-12, Class A11
0.90% (SOFR 30A + 0.85%), due 2/25/52	457,831	455,988
Lakeview LLC
Series 2021-CRT1
2.10%, due 1/10/33 (c)(d)	158,429	158,825
Mello Mortgage Capital Acceptance (a)
Series 2021-INV2, Class A11
1.00% (SOFR 30A + 0.95%), due 8/25/51 (b)	713,527	711,651
Series 2021-INV3, Class A11
1.00% (SOFR 30A + 0.95%), due 10/25/51 (b)	888,729	891,502
Series 2021-INV4, Class A3
2.50%, due 12/25/51 (c)	445,243	444,112
MRA Issuance Trust
Series 2021-NA1, Class A1X
1.599% (1 Month LIBOR + 1.50%), due 3/8/22 (a)(b)	1,505,000	1,505,312
	Principal Amount	Value

Whole Loan (Collateralized Mortgage Obligations) (continued)
New Residential Mortgage Loan Trust
Series 2018-2A, Class A1
4.50%, due 2/25/58 (a)(c)	$ 194,884	$ 204,056
OBX Trust
Series 2021-INV3, Class A3
2.50%, due 10/25/51 (a)(c)	440,979	440,984
PRPM LLC (a)
Series 2021-9, Class A1
2.363%, due 10/25/26 (c)	1,015,424	1,007,043
Series 2021-10, Class A1
2.487%, due 10/25/26 (e)	1,140,779	1,139,674
RCKT Mortgage Trust
Series 2021-3, Class A21
0.85% (SOFR 30A + 0.80%), due 7/25/51 (a)(b)	665,391	662,119
Sequoia Mortgage Trust (a)
Series 2013-5, Class A1
2.50%, due 5/25/43 (j)	214,612	213,458
Series 2020-2, Class A19
3.50%, due 3/25/50 (c)	83,281	84,051
Spruce Hill Mortgage Loan Trust (a)(c)
Series 2020-SH1, Class A1
2.521%, due 1/28/50	35,596	35,744
Series 2020-SH1, Class A2
2.624%, due 1/28/50	187,142	189,635
Series 2020-SH2, Class A1
3.407%, due 6/25/55	161,090	161,359
UWM Mortgage Trust (a)
Series 2021-INV1, Class A9
0.95% (SOFR 30A + 0.90%), due 8/25/51 (b)	860,844	861,406
Series 2021-INV4, Class A3
2.50%, due 12/25/51 (c)	348,039	347,572
		27,336,783
Total Mortgage-Backed Securities (Cost $114,675,280)		114,876,169
U.S. Government & Federal Agencies 13.3%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 0.6%
FHLMC Gold Pools, Other
3.00%, due 6/1/43	13,902	14,225
3.50%, due 7/1/42	26,382	28,352
3.50%, due 8/1/42	33,381	35,874
3.50%, due 8/1/42	29,871	32,102
3.50%, due 2/1/43	174,252	186,702
3.50%, due 2/1/44	220,580	237,054
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments December 31, 2021† (continued)
	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
FHLMC Gold Pools, Other (continued)
3.50%, due 1/1/47	$ 61,030	$ 65,238
4.50%, due 5/1/44	448,064	494,102
UMBS, 15 Year
2.50%, due 12/1/33	1,085,022	1,126,284
2.50%, due 11/1/34	213,871	223,254
2.50%, due 11/1/34	245,982	256,862
3.00%, due 5/1/31	925,919	970,758
3.00%, due 9/1/32	205,632	216,701
3.00%, due 10/1/32	72,331	76,024
3.00%, due 1/1/33	121,012	127,475
3.00%, due 10/1/34	106,315	112,304
3.00%, due 10/1/34	261,760	277,097
UMBS, 30 Year
2.50%, due 1/1/50	46,777	48,086
2.50%, due 8/1/51	208,644	213,299
3.00%, due 1/1/45	124,091	130,364
3.00%, due 10/1/46	663,751	697,891
3.00%, due 4/1/47	15,939	16,641
3.00%, due 8/1/49	156,753	164,507
3.00%, due 8/1/49	62,686	66,386
3.00%, due 10/1/49	105,239	109,399
3.00%, due 11/1/49	101,295	105,292
3.00%, due 11/1/49	311,688	324,032
3.00%, due 12/1/49	83,709	86,944
3.00%, due 12/1/49	182,224	189,465
3.00%, due 12/1/49	149,878	155,697
3.00%, due 3/1/50	52,398	54,386
3.50%, due 12/1/44	439,641	473,935
3.50%, due 7/1/46	126,888	135,129
3.50%, due 9/1/47	261,214	276,854
3.50%, due 12/1/47	868,146	933,918
3.50%, due 2/1/48	194,958	208,194
3.50%, due 3/1/50	3,137	3,324
4.00%, due 3/1/47	35,042	38,138
4.00%, due 3/1/48	162,001	174,847
4.00%, due 4/1/48	3,030	3,226
4.00%, due 4/1/48	210,418	227,418
4.00%, due 5/1/48	442,978	472,537
4.50%, due 3/1/48	185,382	199,791
4.50%, due 12/1/48	223,888	245,835
5.00%, due 9/1/48	12,083	13,197
6.00%, due 4/1/40	450,750	522,082
		10,771,222
	Principal Amount	Value

Federal National Mortgage Association (Mortgage Pass-Through Securities) 1.2%
FNMA, Other
3.00%, due 2/1/43	$ 16,863	$ 17,821
3.00%, due 5/1/43	80,990	85,878
3.00%, due 2/1/57	970,081	1,026,806
3.00%, due 6/1/57	15,765	16,685
3.50%, due 8/1/56	1,183,364	1,280,762
4.50%, due 6/1/45	156,456	171,789
5.00%, due 7/1/44	274,893	305,603
UMBS, 15 Year
2.50%, due 11/1/34	269,874	281,561
3.00%, due 10/1/34	124,854	131,834
3.00%, due 11/1/34	24,066	25,586
3.00%, due 12/1/34	27,344	29,046
UMBS, 30 Year
2.50%, due 1/1/50	114,327	117,518
2.50%, due 10/1/50	120,595	123,831
2.50%, due 1/1/51	335,843	343,860
2.50%, due 8/1/51	22,451	22,951
3.00%, due 1/1/43	52,857	55,780
3.00%, due 1/1/46	2,164	2,269
3.00%, due 9/1/46	841,963	887,793
3.00%, due 2/1/47	6,875,457	7,249,348
3.00%, due 3/1/47	521,528	549,477
3.00%, due 8/1/49	186,914	197,961
3.00%, due 9/1/49	40,337	42,236
3.50%, due 12/1/45	104,909	112,326
3.50%, due 7/1/46	311,762	335,656
3.50%, due 3/1/47	89,325	95,160
3.50%, due 7/1/47	78,535	83,835
3.50%, due 8/1/47	99,465	105,696
3.50%, due 8/1/47	89,336	96,835
3.50%, due 12/1/47	25,385	27,640
3.50%, due 12/1/47	45,823	50,037
3.50%, due 1/1/48	261,073	279,002
3.50%, due 3/1/48	37,505	40,848
3.50%, due 7/1/48	2,090,514	2,224,313
4.00%, due 1/1/48	544,448	591,709
4.00%, due 1/1/48	983,581	1,065,575
4.00%, due 3/1/48	188,426	205,953
4.00%, due 2/1/49	145,784	155,159
4.50%, due 11/1/42	70,023	77,379
4.50%, due 10/1/44	220,661	244,981
4.50%, due 3/1/45	328,195	364,366
4.50%, due 2/1/46	359,880	397,287
4.50%, due 3/1/48	180,830	194,617
4.50%, due 8/1/48	116,670	125,256

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay VP Janus Henderson Balanced Portfolio

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
UMBS, 30 Year (continued)
5.00%, due 5/1/48	$ 164,097	$ 180,003
6.00%, due 2/1/37	28,099	32,577
		20,052,605
Government National Mortgage Association (Mortgage Pass-Through Securities) 0.2%
GNMA I, 30 Year
4.00%, due 1/15/45	511,018	561,471
4.00%, due 7/15/47	432,829	462,421
4.00%, due 8/15/47	61,133	66,469
4.00%, due 11/15/47	48,367	52,664
4.00%, due 12/15/47	88,440	95,191
4.50%, due 8/15/46	553,432	625,947
GNMA II, 30 Year
4.00%, due 8/20/47	24,417	26,184
4.00%, due 8/20/47	60,942	64,992
4.00%, due 8/20/47	19,720	21,071
4.00%, due 6/20/48	273,546	289,160
4.50%, due 2/20/48	60,831	65,085
4.50%, due 5/20/48	44,093	47,252
4.50%, due 5/20/48	166,114	177,171
5.00%, due 8/20/48	364,661	391,186
		2,946,264
United States Treasury Bonds 3.3%
U.S. Treasury Bonds
1.375%, due 11/15/40	2,707,000	2,466,965
1.375%, due 8/15/50	8,806,800	7,714,550
1.625%, due 11/15/50	14,468,900	13,480,380
1.75%, due 8/15/41	18,506,000	17,942,145
1.875%, due 2/15/51	4,236,100	4,191,092
2.00%, due 11/15/41	1,450,000	1,466,539
2.00%, due 8/15/51	1,178,000	1,200,824
2.375%, due 5/15/51	1,105,000	1,220,507
2.75%, due 8/15/42	6,590,900	7,509,507
		57,192,509
United States Treasury Inflation - Indexed Note 0.2%
U.S. Treasury Inflation Linked Notes
0.125%, due 7/15/31 (k)	2,567,541	2,885,842
United States Treasury Notes 7.8%
U.S. Treasury Notes
0.125%, due 4/30/23	5,587,000	5,557,101
0.125%, due 6/30/23	3,668,000	3,643,212
	Principal Amount	Value

United States Treasury Notes (continued)
U.S. Treasury Notes (continued)
0.125%, due 8/31/23	$ 5,858,000	$ 5,806,514
0.25%, due 5/15/24	2,141,000	2,111,812
0.375%, due 10/31/23	3,094,700	3,076,446
0.375%, due 9/15/24	1,573,000	1,550,757
0.375%, due 1/31/26	4,346,900	4,205,286
0.50%, due 2/28/26	18,186,000	17,669,546
0.625%, due 7/31/26	5,191,000	5,047,639
0.75%, due 4/30/26	10,272,000	10,068,566
0.75%, due 8/31/26	1,362,400	1,331,906
0.875%, due 6/30/26	14,227,000	14,001,369
0.875%, due 9/30/26	9,580,200	9,409,179
1.125%, due 8/31/28	13,228,700	12,972,394
1.25%, due 11/30/26 (h)	8,110,000	8,104,931
1.25%, due 4/30/28	580,000	574,721
1.25%, due 6/30/28	1,122,000	1,110,517
1.375%, due 11/15/31	27,809,400	27,457,437
		133,699,333
Total U.S. Government & Federal Agencies (Cost $227,051,489)		227,547,775
Total Long-Term Bonds (Cost $583,308,299)		587,573,733

	Shares
Common Stocks 64.8%
Aerospace & Defense 1.0%
General Dynamics Corp.	52,401	10,924,037
L3Harris Technologies, Inc.	30,618	6,528,982
		17,453,019
Air Freight & Logistics 1.2%
United Parcel Service, Inc., Class B	93,962	20,139,815
Airlines 0.2%
Southwest Airlines Co. (l)	85,860	3,678,242
Auto Components 0.4%
Aptiv plc (l)	38,652	6,375,647
Banks 1.4%
Bank of America Corp.	543,503	24,180,448
Beverages 1.1%
Constellation Brands, Inc., Class A	19,434	4,877,351
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments December 31, 2021† (continued)
	Shares	Value
Common Stocks (continued)
Beverages (continued)
Monster Beverage Corp. (l)	142,546	$ 13,690,118
		18,567,469
Biotechnology 0.8%
AbbVie, Inc.	107,147	14,507,704
Building Products 0.2%
Trane Technologies plc	21,025	4,247,681
Capital Markets 2.9%
Charles Schwab Corp. (The)	89,971	7,566,561
CME Group, Inc.	63,439	14,493,274
Morgan Stanley	239,158	23,475,750
S&P Global, Inc.	8,412	3,969,875
		49,505,460
Chemicals 0.5%
Sherwin-Williams Co. (The)	23,603	8,312,032
Communications Equipment 0.5%
Motorola Solutions, Inc.	30,062	8,167,845
Consumer Finance 1.0%
American Express Co.	104,976	17,174,074
Electrical Equipment 0.5%
Rockwell Automation, Inc.	22,703	7,919,942
Electronic Equipment, Instruments & Components 0.3%
Corning, Inc.	133,768	4,980,183
Entertainment 1.4%
Activision Blizzard, Inc.	83,504	5,555,521
Netflix, Inc. (l)	9,084	5,472,565
Walt Disney Co. (The) (l)	86,855	13,452,971
		24,481,057
Food & Staples Retailing 1.9%
Costco Wholesale Corp.	46,528	26,413,945
Sysco Corp.	72,867	5,723,703
		32,137,648
Food Products 0.5%
Hershey Co. (The)	42,941	8,307,795
	Shares	Value

Health Care Equipment & Supplies 2.8%
Abbott Laboratories	118,330	$ 16,653,764
Align Technology, Inc. (l)	8,158	5,361,275
Edwards Lifesciences Corp. (l)	68,217	8,837,512
Intuitive Surgical, Inc. (l)	15,850	5,694,905
Medtronic plc	54,524	5,640,508
Stryker Corp.	22,762	6,087,014
		48,274,978
Health Care Providers & Services 2.4%
UnitedHealth Group, Inc.	79,968	40,155,132
Hotels, Restaurants & Leisure 3.3%
Booking Holdings, Inc. (l)	4,120	9,884,827
Hilton Worldwide Holdings, Inc. (l)	74,098	11,558,547
McDonald's Corp.	85,368	22,884,600
Starbucks Corp.	97,179	11,367,028
		55,695,002
Household Products 1.0%
Procter & Gamble Co. (The)	100,431	16,428,503
Industrial Conglomerates 0.9%
Honeywell International, Inc.	75,727	15,789,837
Insurance 1.0%
Progressive Corp. (The)	172,259	17,682,386
Interactive Media & Services 3.8%
Alphabet, Inc., Class C (l)	22,406	64,833,778
Internet & Direct Marketing Retail 2.9%
Amazon.com, Inc. (l)	14,683	48,958,114
IT Services 3.2%
Accenture plc, Class A	35,298	14,632,786
Fidelity National Information Services, Inc.	49,355	5,387,098
Mastercard, Inc., Class A	97,850	35,159,462
		55,179,346
Leisure Products 0.4%
Hasbro, Inc.	75,625	7,697,113
Life Sciences Tools & Services 1.2%
Illumina, Inc. (l)	12,232	4,653,542

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay VP Janus Henderson Balanced Portfolio

	Shares	Value
Common Stocks (continued)
Life Sciences Tools & Services (continued)
Thermo Fisher Scientific, Inc.	24,330	$ 16,233,949
		20,887,491
Machinery 1.3%
Deere & Co.	47,313	16,223,155
Parker-Hannifin Corp.	16,260	5,172,631
		21,395,786
Media 1.2%
Comcast Corp., Class A	399,337	20,098,631
Multiline Retail 1.0%
Dollar General Corp.	69,302	16,343,491
Personal Products 0.3%
Estee Lauder Cos., Inc. (The), Class A	12,886	4,770,397
Pharmaceuticals 2.4%
AstraZeneca plc, Sponsored ADR	68,043	3,963,505
Eli Lilly and Co.	87,344	24,126,159
Merck & Co., Inc.	136,959	10,496,538
Zoetis, Inc.	9,259	2,259,474
		40,845,676
Real Estate Management & Development 0.3%
CBRE Group, Inc., Class A (l)	49,885	5,413,021
Semiconductors & Semiconductor Equipment 5.2%
Advanced Micro Devices, Inc. (l)	76,163	10,959,856
Lam Research Corp.	39,381	28,320,846
Marvell Technology, Inc.	45,916	4,017,191
NVIDIA Corp.	109,669	32,254,750
Texas Instruments, Inc.	70,441	13,276,015
		88,828,658
Software 8.3%
Adobe, Inc. (l)	48,349	27,416,784
Cadence Design Systems, Inc. (l)	42,807	7,977,085
Microsoft Corp.	288,867	97,151,749
salesforce.com, Inc. (l)	38,579	9,804,081
		142,349,699
Specialty Retail 1.3%
Home Depot, Inc. (The)	54,163	22,478,187
	Shares	Value

Technology Hardware, Storage & Peripherals 3.9%
Apple, Inc.	371,478	$ 65,963,348
Textiles, Apparel & Luxury Goods 0.9%
NIKE, Inc., Class B	89,760	14,960,299
Total Common Stocks (Cost $588,699,923)		1,105,164,934
Short-Term Investments 3.7%
Affiliated Investment Company 3.7%
MainStay U.S. Government Liquidity Fund, 0.01% (m)(n)	63,091,428	63,091,428
Unaffiliated Investment Company 0.0% ‡
Wells Fargo Government Money Market Fund, 0.10% (n)(o)	467,415	467,415
Total Short-Term Investments (Cost $63,558,843)		63,558,843
Total Investments (Cost $1,235,567,065)	102.9%	1,756,297,510
Other Assets, Less Liabilities	(2.9)	(50,231,646)
Net Assets	100.0%	$ 1,706,065,864

†	Percentages indicated are based on Portfolio net assets.
‡	Less than one-tenth of a percent.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Floating rate—Rate shown was the rate in effect as of December 31, 2021.
(c)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of December 31, 2021.
(d)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of December 31, 2021, the total market value was $293,617, which represented less than one-tenth of a percent of the Portfolio’s net assets.
(e)	Step coupon—Rate shown was the rate in effect as of December 31, 2021.
(f)	Fixed to floating rate—Rate shown was the rate in effect as of December 31, 2021.
(g)	Security is perpetual and, thus, does not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Portfolio of Investments December 31, 2021† (continued)
(h)	All or a portion of this security was held on loan. As of December 31, 2021, the aggregate market value of securities on loan was $8,560,297; the total market value of collateral held by the Portfolio was $8,749,137. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $8,281,722. The Portfolio received cash collateral with a value of $467,415. (See Note 2(H))
(i)	TBA—Security purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of December 31, 2021, the total net market value was $52,886,252, which represented 3.1% of the Portfolio’s net assets. All or a portion of this security is a part of a mortgage dollar roll agreement.
(j)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of December 31, 2021.
(k)	Treasury Inflation Protected Security—Pays a fixed rate of interest on a principal amount that is continuously adjusted for inflation based on the Consumer Price Index-Urban Consumers.
(l)	Non-income producing security.
(m)	As of December 31, 2021, the Portfolio's ownership exceeds 5% of the outstanding shares of the Underlying Portfolio's share class.
(n)	Current yield as of December 31, 2021.
(o)	Represents a security purchased with cash collateral received for securities on loan.

Abbreviation(s):
ADR—American Depositary Receipt
FHLMC—Federal Home Loan Mortgage Corp.
FNMA—Federal National Mortgage Association
GNMA—Government National Mortgage Association
LIBOR—London Interbank Offered Rate
REMIC—Real Estate Mortgage Investment Conduit
SOFR—Secured Overnight Financing Rate
TBA—To Be Announced
TBD—To Be Determined
UMBS—Uniform Mortgage Backed Securities

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$ —	$ 49,850,032	$ —	$ 49,850,032
Corporate Bonds	—	179,822,457	—	179,822,457
Loan Assignments	—	15,477,300	—	15,477,300
Mortgage-Backed Securities	—	114,876,169	—	114,876,169
U.S. Government & Federal Agencies	—	227,547,775	—	227,547,775
Total Long-Term Bonds	—	587,573,733	—	587,573,733
Common Stocks	1,105,164,934	—	—	1,105,164,934
Short-Term Investments
Affiliated Investment Company	63,091,428	—	—	63,091,428
Unaffiliated Investment Company	467,415	—	—	467,415
Total Short-Term Investments	63,558,843	—	—	63,558,843
Total Investments in Securities	$ 1,168,723,777	$ 587,573,733	$ —	$ 1,756,297,510

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay VP Janus Henderson Balanced Portfolio

Statement of Assets and Liabilities as of December 31, 2021
Assets
Investment in unaffiliated securities, at value (identified cost $1,172,475,637) including securities on loan of $8,560,297	$1,693,206,082
Investment in affiliated investment companies, at value (identified cost $63,091,428)	63,091,428
Due from custodian	3,266,227
Receivables:
Investment securities sold	30,379,215
Dividends and interest	2,867,001
Portfolio shares sold	2,310,438
Securities lending	1,298
Other assets	6,946
Total assets	1,795,128,635
Liabilities
Cash collateral received for securities on loan	467,415
Due to custodian	18,218
Payables:
Investment securities purchased	86,926,917
Manager (See Note 3)	771,375
Portfolio shares redeemed	455,741
NYLIFE Distributors (See Note 3)	262,057
Shareholder communication	64,450
Professional fees	56,363
Custodian	23,487
Trustees	1,699
Accrued expenses	15,049
Total liabilities	89,062,771
Net assets	$1,706,065,864
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 100,725
Additional paid-in-capital	1,068,361,937
1,068,462,662
Total distributable earnings (loss)	637,603,202
Net assets	$1,706,065,864
Initial Class
Net assets applicable to outstanding shares	$ 453,021,965
Shares of beneficial interest outstanding	26,587,395
Net asset value per share outstanding	$ 17.04
Service Class
Net assets applicable to outstanding shares	$1,253,043,899
Shares of beneficial interest outstanding	74,137,564
Net asset value per share outstanding	$ 16.90

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Statement of Operations for the year ended December 31, 2021
Investment Income (Loss)
Income
Interest	$ 12,958,919
Dividends-unaffiliated	12,117,259
Securities lending	24,605
Dividends-affiliated	5,086
Total income	25,105,869
Expenses
Manager (See Note 3)	8,540,186
Distribution/Service—Service Class (See Note 3)	2,864,852
Professional fees	148,440
Shareholder communication	94,178
Custodian	82,675
Trustees	32,506
Miscellaneous	69,422
Total expenses	11,832,259
Net investment income (loss)	13,273,610
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	105,512,557
Net change in unrealized appreciation (depreciation) on unaffiliated investments	132,255,579
Net realized and unrealized gain (loss)	237,768,136
Net increase (decrease) in net assets resulting from operations	$251,041,746
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay VP Janus Henderson Balanced Portfolio

Statements of Changes in Net Assets
for the years ended December 31, 2021 and December 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 13,273,610	$ 18,335,563
Net realized gain (loss)	105,512,557	53,224,727
Net change in unrealized appreciation (depreciation)	132,255,579	106,458,260
Net increase (decrease) in net assets resulting from operations	251,041,746	178,018,550
Distributions to shareholders:
Initial Class	(19,693,563)	(20,833,044)
Service Class	(51,382,048)	(49,436,862)
Total distributions to shareholders	(71,075,611)	(70,269,906)
Capital share transactions:
Net proceeds from sales of shares	200,068,355	174,035,243
Net asset value of shares issued to shareholders in reinvestment of distributions	71,075,611	70,269,906
Cost of shares redeemed	(203,969,824)	(217,020,749)
Increase (decrease) in net assets derived from capital share transactions	67,174,142	27,284,400
Net increase (decrease) in net assets	247,140,277	135,033,044
Net Assets
Beginning of year	1,458,925,587	1,323,892,543
End of year	$1,706,065,864	$1,458,925,587
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Initial Class	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 15.21	$ 14.04	$ 12.31	$ 13.18	$ 11.82
Net investment income (loss) (a)	0.17	0.22	0.27	0.26	0.25
Net realized and unrealized gain (loss)	2.42	1.74	2.48	(0.14)	1.89
Total from investment operations	2.59	1.96	2.75	0.12	2.14
Less distributions:
From net investment income	(0.22)	(0.27)	(0.25)	(0.25)	(0.23)
From net realized gain on investments	(0.54)	(0.52)	(0.77)	(0.74)	(0.55)
Total distributions	(0.76)	(0.79)	(1.02)	(0.99)	(0.78)
Net asset value at end of year	$ 17.04	$ 15.21	$ 14.04	$ 12.31	$ 13.18
Total investment return (b)	17.35%	14.32%	22.93%	0.42%	18.35%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.03%	1.57%	2.01%	1.93%	1.95%
Net expenses (c)	0.57%	0.58%	0.58%	0.58%	0.58%
Expenses (before waiver/reimbursement) (c)	0.57%	0.58%	0.58%	0.58%(d)	0.58%(d)
Portfolio turnover rate (e)	103%	106%	98%	132%	73%
Net assets at end of year (in 000's)	$ 453,022	$ 416,712	$ 404,231	$ 371,106	$ 417,996

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Expense waiver/reimbursement less than 0.01%.
(e)	The portfolio turnover rate not including mortgage dollar rolls were 60%, 95%, 93%, 103% and 66% for the years ended December 31, 2021, 2020, 2019, 2018 and 2017, respectively.

	Year Ended December 31,
Service Class	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 15.10	$ 13.94	$ 12.24	$ 13.11	$ 11.77
Net investment income (loss) (a)	0.12	0.18	0.24	0.22	0.22
Net realized and unrealized gain (loss)	2.41	1.74	2.45	(0.13)	1.88
Total from investment operations	2.53	1.92	2.69	0.09	2.10
Less distributions:
From net investment income	(0.19)	(0.24)	(0.22)	(0.22)	(0.21)
From net realized gain on investments	(0.54)	(0.52)	(0.77)	(0.74)	(0.55)
Total distributions	(0.73)	(0.76)	(0.99)	(0.96)	(0.76)
Net asset value at end of year	$ 16.90	$ 15.10	$ 13.94	$ 12.24	$ 13.11
Total investment return (b)	17.06%	14.03%	22.62%	0.17%	18.05%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.77%	1.31%	1.76%	1.69%	1.70%
Net expenses (c)	0.82%	0.83%	0.83%	0.83%	0.83%
Expenses (before waiver/reimbursement) (c)	0.82%	0.83%	0.83%	0.83%(d)	0.83%(d)
Portfolio turnover rate (e)	103%	106%	98%	132%	73%
Net assets at end of year (in 000's)	$ 1,253,044	$ 1,042,214	$ 919,661	$ 748,653	$ 730,439

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Expense waiver/reimbursement less than 0.01%.
(e)	The portfolio turnover rate not including mortgage dollar rolls were 60%, 95%, 93%, 103% and 66% for the years ended December 31, 2021, 2020, 2019, 2018 and 2017, respectively.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay VP Janus Henderson Balanced Portfolio

Notes to Financial Statements
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Janus Henderson Balanced Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio (formerly known as MainStay VP Moderate Growth Allocation Portfolio) and MainStay VP Equity Allocation Portfolio (formerly known as MainStay VP Growth Allocation Portfolio), which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	February 17, 2012
Service Class	February 17, 2012
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek long-term capital growth, consistent with preservation of capital and balanced by current income.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification
Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
The Board of Trustees of the Fund (the "Board") adopted procedures establishing methodologies for the valuation of the Portfolio's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure

31

Notes to Financial Statements (continued)
purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2021, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio's valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of December 31, 2021, were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The

32	MainStay VP Janus Henderson Balanced Portfolio

evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of December 31, 2021, were fair valued in such a manner.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
33

Notes to Financial Statements (continued)
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Loan Assignments, Participations and Commitments.  The Portfolio may invest in loan assignments and participations ("loans"). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Portfolio records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate ("LIBOR").
The loans in which the Portfolio may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Portfolio purchases an assignment from a lender, the Portfolio will generally have direct contractual rights against the borrower in favor of the lender. If the Portfolio purchases a participation interest either from a lender or a participant, the Portfolio typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Portfolio is subject to the credit risk of the lender or participant who sold the participation interest to the Portfolio, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.
Unfunded commitments represent the remaining obligation of the Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of December 31, 2021, the Portfolio did not hold any unfunded commitments.
(H) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the
Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of December 31, 2021, are shown in the Portfolio of Investments.
Prior to February 22, 2021, these services were provided by State Street Bank and Trust Company (“State Street”).
(I) Dollar Rolls. The Portfolio may enter into dollar roll transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio generally transfers MBS where the MBS are "to be announced," therefore, the Portfolio accounts for these transactions as purchases and sales.
When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolio has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Portfolio maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Portfolio at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.
(J) Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry

34	MainStay VP Janus Henderson Balanced Portfolio

or region. Debt securities are also subject to the risks associated with changes in interest rates.
The Portfolio may invest in high-yield debt securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.
Investments in the Portfolio are not guaranteed, even though some of the Portfolio’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Portfolio’s investment. If interest rates rise, less of the debt may be prepaid and the Portfolio may lose money because the Portfolio may be unable to invest in higher yielding assets. The Portfolio is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.
The Portfolio’s investments may include loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result, the Portfolio’s NAVs could go down and you could lose money.
In addition, loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.
In certain circumstances, loans may not be deemed to be securities. As a result, the Portfolio may not have the protection of anti-fraud provisions of the federal securities laws. In such cases, the Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.
The Portfolio may invest in foreign securities, both debt and equity securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(K) LIBOR Replacement Risk. The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the LIBOR, as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. However, certain LIBOR tenors will continue beyond 2021 and the most widely used LIBOR tenors may continue until mid-2023. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known. New York Life Investments is currently working to assess exposure and will modify contracts as necessary.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. While the transition away from LIBOR has already begun with no material adverse effect to the Portfolio's performance, the transition is expected to last through mid-2023 for some LIBOR tenors. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period.
(L) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would
35

Notes to Financial Statements (continued)
involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. During a portion of the year ended December 31, 2021, the Portfolio reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Janus Capital Management LLC (“Janus” or the “Subadvisor”), a registered investment adviser and wholly-owned subsidiary of Janus Henderson Group PLC, doing business as Janus Henderson Investors, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Janus, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.55% up to $1 billion; 0.525% from $1 billion to $2 billion; and 0.515% in excess of $2 billion. During the year ended December 31, 2021, the effective management fee rate was 0.54%.
During the year ended December 31, 2021, New York Life Investments earned fees from the Portfolio in the amount of $8,540,186 and paid the Subadvisor fees of $3,998,639.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Prior to February 22, 2021, these services were provided by State Street.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C) Investments in Affiliates (in 000’s).  During the year ended December 31, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 33,485	$ 334,441	$ (304,835)	$ —	$ —	$ 63,091	$ 5	$ —	63,091

36	MainStay VP Janus Henderson Balanced Portfolio

Note 4-Federal Income Tax
As of December 31, 2021, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,237,503,727	$525,700,938	$(6,907,155)	$518,793,783
As of December 31, 2021, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Accumulated Capital and Other Gain (Loss)	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$19,918,775	$98,890,644	$518,793,783	$637,603,202
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale and cumulative bond amortization adjustments.
During the years ended December 31, 2021 and December 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2021	2020
Distributions paid from:
Ordinary Income	$34,359,548	$33,150,432
Long-Term Capital Gains	36,716,063	37,119,474
Total	$71,075,611	$70,269,906
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Prior to February 22, 2021, these services were provided by State Street. The services provided by State Street were a direct expense of the Portfolio and are included in the Statement of Operations as Custodian fees which totaled $8,391 for the period January 1, 2021 through February 21, 2021.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 26, 2022, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2021, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2021, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended December 31, 2021, purchases and sales of U.S. government securities were $585,734 and $469,145, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $1,028,760 and $1,139,469, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended December 31, 2021 and December 31, 2020, were as follows:
37

Notes to Financial Statements (continued)
Initial Class	Shares	Amount
Year ended December 31, 2021:
Shares sold	572,943	$ 9,276,043
Shares issued to shareholders in reinvestment of distributions	1,225,913	19,693,563
Shares redeemed	(2,609,368)	(42,369,071)
Net increase (decrease)	(810,512)	$ (13,399,465)
Year ended December 31, 2020:
Shares sold	758,889	$ 10,891,846
Shares issued to shareholders in reinvestment of distributions	1,448,943	20,833,044
Shares redeemed	(3,611,218)	(50,728,001)
Net increase (decrease)	(1,403,386)	$ (19,003,111)

Service Class	Shares	Amount
Year ended December 31, 2021:
Shares sold	11,911,903	$ 190,792,312
Shares issued to shareholders in reinvestment of distributions	3,222,617	51,382,048
Shares redeemed	(10,018,242)	(161,600,753)
Net increase (decrease)	5,116,278	$ 80,573,607
Year ended December 31, 2020:
Shares sold	11,648,966	$ 163,143,397
Shares issued to shareholders in reinvestment of distributions	3,461,335	49,436,862
Shares redeemed	(12,044,352)	(166,292,748)
Net increase (decrease)	3,065,949	$ 46,287,511
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2021, events and transactions subsequent to December 31, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
38	MainStay VP Janus Henderson Balanced Portfolio

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MainStay VP Funds Trust and Shareholders of
MainStay VP Janus Henderson Balanced Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Janus Henderson Balanced Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agents, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
February 24, 2022
We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.
39

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay VP Janus Henderson Balanced Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Janus Capital Management LLC (“Janus”) with respect to the Portfolio (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 8–9, 2021 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and Janus in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2021 through December 2021, including information and materials furnished by New York Life Investments and Janus in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or Janus that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Portfolio and investment-related matters for the Portfolio as well as presentations from New York Life Investments and Janus personnel. In addition, the Board took into account other information received from New
York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2021 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by the applicable share classes of the Portfolio, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and Janus; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and Janus; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Janus with respect to their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and Janus. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and Janus resulting from, among other things, the Board’s

40	MainStay VP Janus Henderson Balanced Portfolio

consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to investors and that the Portfolio’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 8–9, 2021 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and Janus
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of Janus, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of Janus and ongoing analysis of, and interactions with, Janus with respect to, among other things, the Portfolio’s investment performance and risks as well as Janus’s investment capabilities and subadvisory services with respect to the Portfolio.
The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program;
(iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Portfolio. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that Janus provides to the Portfolio and considered the terms of each of the Advisory Agreements. The Board evaluated Janus’s experience and performance in serving as subadvisor to the Portfolio and advising other portfolios and Janus’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Janus and New York Life Investments’ and Janus’s overall resources, legal and compliance environment, capabilities, reputation and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and Janus and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board reviewed Janus’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the qualifications and experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and Janus regarding the operations of their respective business continuity plans in response to the ongoing COVID-19 pandemic, including the remote working environment.
Based on these considerations, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio’s benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment
41

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Portfolio as compared to peer funds.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance attributable to Janus as well as discussions between the Portfolio’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Janus had taken, or had agreed to take, to seek to enhance Portfolio investment performance and the results of those actions.
Based on these considerations, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits Realized, by New York Life Investments and Janus
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates and Janus due to their relationships with the Portfolio. The Board considered that Janus’s subadvisory fee had been negotiated at arm’s-length by New York Life Investments and that this fee is paid by New York Life Investments, not the Portfolio, and the relevance of Janus’s profitability was considered by the Trustees in that context. On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Portfolio.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and Janus and profits realized by New York Life Investments and its affiliates and Janus, the Board considered, among other factors, New York Life Investments’ and its affiliates’ and Janus’s continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio. The Board also considered the financial resources of New York Life Investments and Janus and acknowledged that New York Life Investments and Janus must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and Janus to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to Janus from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Janus in exchange for commissions paid by the Portfolio with respect to trades in the Portfolio’s portfolio securities. In this regard, the Board also requested and considered information from New York Life Investments concerning other material business relationships between Janus and its affiliates and New York Life Investments and its affiliates. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.
The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall

42	MainStay VP Janus Henderson Balanced Portfolio

profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolio were not excessive. With respect to Janus, the Board considered that any profits realized by Janus due to its relationship with the Portfolio are the result of arm’s-length negotiations between New York Life Investments and Janus, acknowledging that any such profits are based on the subadvisory fee paid to Janus by New York Life Investments, not the Portfolio.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fees paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fee paid to Janus is paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Janus on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and those of the similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints and voluntary waivers on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.
Based on the factors outlined above, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Portfolio’s expense structure permits economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.
43

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
44	MainStay VP Janus Henderson Balanced Portfolio

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Portfolio are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolio. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a
Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Nolan reached the age of 75 during the calendar year 2021. Accordingly, Mr. Nolan retired at the end of calendar year 2021, at which time, Ms. Hammond became a Trustee of the Portfolio. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Yie-Hsin Hung* 1962	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010	78	MainStay Funds: Trustee since 2017 (12 Funds);
MainStay Funds Trust: Trustee since 2017 (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2017;
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee
since March 2021; and
Turtle Beach Corporation: Director since April 2021
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
45

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021;VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Committee since 2018
Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007***	President, Strategic Management Advisors LLC since 1990	78	MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 Funds); MainStay Funds Trust: Chairman since 2017 and Trustee since 1990 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay Funds: Trustee since 2006 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Richard H. Nolan, Jr.**** 1946	MainStay VP Funds Trust: Trustee since 2006***	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay Funds: Trustee since 2007 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Independent Trustees
46	MainStay VP Janus Henderson Balanced Portfolio

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (12 Funds);
MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Trustee since 2018, Chair of the Special Committee since 2019; and
Rhode Island School of Design: Trustee and Chair of the Finance Committee since 2015

Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC since 2018; President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds); MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Allstate Corporation: Director since 2015;
Partners in Health:Trustee since 2019 and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay Funds: Trustee since 1994 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund; Trustee since June 2021
**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
****	Pursuant to the Board's retirement policy, Mr. Nolan retired from the Board effective December 31, 2021.
Independent Trustees
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Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay VP Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since January 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust since 2017** and MainStay CBRE Global Infrastructure Megatrends Fund since 2021; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust since 2007**	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds Trust since 2009, MainStay Funds since 2007 and MainStay CBRE Global Infrastructure Megatrends Fund since 2021; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay VP Funds Trust since 2021, and 2014 to 2020	Vice President and Chief Compliance Officer, New York Life Investments Alternatives LLC and New York Life Investment Management Holdings LLC (since 2020); Vice President (since 2018) and Chief Compliance Officer (since 2016), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, IndexIQ Advisors LLC, IndexIQ Holdings Inc., IndexIQ LLC and IndexIQ Trust (since 2017); Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay Funds, MainStay Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2021 and 2014 to 2020); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust since 2010**	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds and MainStay Funds Trust since 2010 and MainStay CBRE Global Infrastructure Megatrends Fund since 2021
Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust since 2005**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds Trust since 2009 and MainStay Funds since 2005 and MainStay CBRE Global Infrastructure Megatrends Fund since 2021
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
48	MainStay VP Janus Henderson Balanced Portfolio

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP MacKay S&P 500 Index Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP T. Rowe Price Equity Income Portfolio1
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Brown Advisory LLC
Baltimore, Maryland
Candriam Belgium S.A.*
Brussels, Belgium
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Capital Management LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
T. Rowe Price Associates, Inc.
Baltimore, Maryland
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
Effective on or about May 1, 2022, the MainStay VP T. Rowe Price Equity Income Portfolio will be renamed the MainStay VP American Century Sustainable Equity Portfolio.
Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC
Not part of the Annual Report

2021 Annual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2022 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
1802530	MSVPJB11-02/22
(NYLIAC) NI524

MainStay VP Floating Rate Portfolio

Message from the President and Annual Report
December 31, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
The COVID-19 pandemic and inflation drove market performance during the 12-month reporting period ended December 31, 2021. Against all expectations, the pandemic remained a persistent force worldwide, with widespread outbreaks of highly transmissible variants disrupting life in many locations despite the widespread availability of effective vaccines. Supported by government stimulus and accommodative monetary policies, most global economies expanded, exceeding pre-pandemic levels. However, the pandemic continued to claim lives, and the recovery proved uneven, with some industries struggling in the face of labor shortages, supply-chain bottlenecks and sharply rising commodity prices.
Spurred by economic growth and rising inflationary pressures, positive investor sentiment buoyed stock markets while bond markets lagged. In the United States, the S&P 500® Index, a widely regarded benchmark of market performance, produced strong gains led by energy and real estate, followed by information technology and financials. Materials and consumer staples lagged the Index by a small margin, while health care and industrials trailed further behind. The traditionally defensive utilities and consumer staples sectors underperformed by a greater margin, with both sectors challenged by rising commodity prices, with communication services as the only sector to generate negative returns. Small- and mid-cap stocks, which outperformed for much of the reporting period, lost ground to large-cap stocks in the closing months of 2021 as risk appetites diminished and trailed for the year as a whole. Similarly, value stocks outperformed growth-oriented shares during the first half of the year, then fell behind in November and December. In developed international equity markets, the U.K. and Eurozone led Asia, while, overall, the international market lagged its U.S. counterpart, particularly during the second half of the reporting period. Emerging market equities suffered broad losses, though returns varied widely from country to country with some, such as India, producing solidly positive returns while others, most notably China, experiencing punishing declines.
U.S. and international bond markets produced mixed performance, buffeted by rising interest rates while supported by accommodative monetary policies and strong corporate financial results. Expectations for a quick economic recovery in early 2021 drove rising yields and a steep selloff in traditional safe havens, such as government bonds. A partial recovery in the summer of 2021 was followed by another dip in the fall, prompted by signals from central banks of their intention to soon withdraw monetary accommodation as a first step toward raising rates in an effort to combat rising inflation. Increasingly hawkish rhetoric from the U.S. Federal Reserve in November and December further pressured the fixed-income asset class. Corporate bonds fared relatively well given the positive corporate earnings environment and historically low default rates, with lower-rated issues significantly outperforming investment-grade credits. Emerging market corporate bonds came under pressure late in the reporting period due to slowing Chinese economic growth associated with a government regulatory crackdown and heightened concerns regarding a debt crisis in the Chinese real estate sector.
Today, the pandemic remains deeply felt in the economy and our personal lives. Yet, at the same time, post-pandemic trends are beginning to play an increasing role in the financial markets. As a MainStay VP investor, you can rely on us to manage our portfolios with a careful eye on the ever-changing investment landscape and provide you with disciplined investment tools to help you reach your financial goals. Thank you for your continued trust, which we strive to earn every day.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information, which includes information about MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended December 31, 2021
Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	5/2/2005	3.76%	3.68%	3.94%	0.65%
Service Class Shares	5/2/2005	3.50	3.41	3.68	0.90

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	One Year	Five Years	Ten Years
S&P/LSTA Leveraged Loan Index[1]	5.20%	4.27%	4.69%
Morningstar Bank Loan Category Average[2]	4.23	3.16	3.89

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
1.	The S&P/LSTA Leveraged Loan Index is the Portfolio's primary benchmark. The S&P/LSTA Leveraged Loan Index is a broad-based index designed to reflect the performance of U.S. dollar facilities in the leveraged loan market. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The Morningstar Bank Loan Category Average is representative of funds that invest in floating-rate bank loans instead of bonds. In exchange for their credit risk, these loans offer high interest payments that typically float above a common short-term benchmark. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP Floating Rate Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2021 to December 31, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2021 to December 31, 2021. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended
December 31, 2021. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 7/1/21	Ending Account Value (Based on Actual Returns and Expenses) 12/31/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,013.40	$3.20	$1,022.03	$3.21	0.63%
Service Class Shares	$1,000.00	$1,012.10	$4.46	$1,020.77	$4.48	0.88%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP Floating Rate Portfolio

Industry Composition as of December 31, 2021 (Unaudited)
Electronics	9.7%
Healthcare, Education & Childcare	7.3
Finance	7.2
Telecommunications	4.4
Hotels, Motels, Inns & Gaming	4.2
Services: Business	4.0
Insurance	3.9
Chemicals, Plastics & Rubber	3.5
Containers, Packaging & Glass	3.3
Aerospace & Defense	3.0
Diversified/Conglomerate Manufacturing	2.9
Broadcasting & Entertainment	2.8
Utilities	2.8
Manufacturing	2.4
Beverage, Food & Tobacco	2.3
Personal, Food & Miscellaneous Services	2.2
Diversified/Conglomerate Service	2.1
Buildings & Real Estate	2.0
Healthcare	2.0
Media	1.8
Software	1.8
Automobile	1.7
Oil & Gas	1.7
Retail Store	1.6
Banking	1.4
Leisure, Amusement, Motion Pictures & Entertainment	1.3
Entertainment	1.3
Commercial Services	1.3
Machinery (Non–Agriculture, Non–Construct & Non–Electronic)	1.0
Personal & Nondurable Consumer Products	1.0
Mining, Steel, Iron & Non–Precious Metals	0.9
Personal & Nondurable Consumer Products (Manufacturing Only)	0.8
Printing & Publishing	0.8
Retail	0.8
High Tech Industries	0.6
Personal Transportation	0.5
Chemicals	0.4%
Affiliated Investment Company	0.3
Cargo Transport	0.3
Packaging	0.3
Environmental Control	0.3
Home and Office Furnishings, Housewares & Durable Consumer Products	0.2
Ecological	0.2
Pharmaceuticals	0.2
Consumer Durables	0.2
Electric	0.2
Real Estate	0.2
Packaging & Containers	0.2
Radio and TV Broadcasting	0.1
Animal Food	0.1
Energy (Electricity)	0.1
Lodging	0.1
Auto Manufacturers	0.1
Food	0.1
Distribution & Wholesale	0.1
Real Estate Investment Trusts	0.1
Building Materials	0.1
Oil & Gas Services	0.1
Airlines	0.1
Healthcare–Services	0.0‡
Iron & Steel	0.0‡
Machinery–Diversified	0.0‡
Healthcare–Products	0.0‡
Health Care Equipment & Supplies	0.0‡
Health Care Providers & Services	0.0‡
Metals & Mining	0.0‡
Communications Equipment	0.0‡
Independent Power and Renewable Electricity Producers	0.0‡
Short–Term Investments	5.0
Other Assets, Less Liabilities	–1.4
100.0%
‡	Less than one–tenth of a percent.
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of December 31, 2021 (excluding short-term investments) (Unaudited)
1.	Asurion LLC, 3.104%-5.354%, due 11/3/23–1/20/29
2.	Sunshine Luxembourg VII SARL, 4.50%, due 10/1/26
3.	Univision Communications, Inc., TBD-6.625%, due 3/15/24–5/5/28
4.	UKG, Inc., 3.75%-5.75%, due 5/4/26–5/3/27
5.	Peraton Corp., 4.50%, due 2/1/28
6.	Scientific Games International, Inc., 2.854%-7.00%, due 8/14/24–5/15/28
7.	Prime Security Services Borrower LLC, 3.50%-6.25%, due 9/23/26–1/15/28
8.	IRB Holding Corp., 3.75%-7.00%, due 2/5/25–12/15/27
9.	MH Sub I LLC, 3.604%-4.75%, due 9/13/24
10.	Chariot Buyer LLC, 4.00%, due 11/3/28

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Robert H. Dial, Mark A. Campellone and Arthur S. Torrey of NYL Investors LLC, the Portfolio’s Subadvisor.
How did MainStay VP Floating Rate Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2021?
For the 12 months ended December 31, 2021, MainStay VP Floating Rate Portfolio returned 3.76% for Initial Class shares and 3.50% for Service Class shares. Over the same period, both share classes underperformed the 5.20% return of the S&P/LSTA Leveraged Loan Index (“the Index”), which is the Portfolio’s benchmark. For the 12 months ended December 31, 2021, both share classes underperformed the 4.23% return of the Morningstar Bank Loan Category Average.1
What factors affected the Portfolio’s relative performance during the reporting period?
Market conditions were generally favorable during the reporting period, with the floating-rate market realizing positive performance consistent with other risk assets, including equities and high yield, although floating-rate securities demonstrated lower trading volatility. Risk assets continued to recover from the pandemic-related market sell-off that occurred in February and March of 2020. Those segments of the loan market that underperformed the most during 2020, especially lower-credit-quality and more pandemic-sensitive sectors, tended to outperform in the current reporting period. The Portfolio has historically been positioned with higher credit quality and less exposure to COVID-19-impacted sectors and underperformed as a result.
What was the Portfolio’s duration2 strategy during the reporting period?
Floating-rate loans are, by their nature, a low-duration asset. Loans earn a stated spread3 over a floating reference rate, which during the reporting period was the London InterBank Offered Rate (“LIBOR”)4. Issuers can generally borrow under a 30- to 90-day range with LIBOR. The weighted-average time to LIBOR reset on the Portfolio averaged less than 40 days during the reporting period.
What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?
As noted above, as financial markets and the economy continued to recover during the reporting period, we selectively and modestly added to the Portfolio’s high-yield bond allocation in addition to more COVID-19-sensitive floating-rate loans that continued to rally. The Portfolio also saw a modest decrease in its overweight position relative to the Index in credits rated BB, and a corresponding increase in credits rated B.5
During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s absolute performance and which market segments were particularly weak?
During the reporting period the Portfolio realized its largest contributions to absolute performance from its out-of-benchmark bond positions, followed by its underweight exposure to home furnishings and overweight exposure to utilities. (Contributions take weightings and total returns into account.) The most significant detractors from the Portfolio’s absolute performance were from underweight positions in electronics, oil & gas, and business services.
Did the Portfolio make any significant purchases or sales during the reporting period?
The Portfolio’s largest loan purchases during the reporting period included issues from insurer Asurion, health care product and services provider UDG Healthcare and Chamberlain Group, corporate parent to LiftMaster, Merlin and Grifco; this reflected our favorable view toward the relative value, business prospects and management of these issuers. The largest sales during the reporting period were bonds from Asurion (mentioned above),

1.	See page 5 for more information on benchmark and peer group returns.
2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
3.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
4.	LIBOR is a composite of interest rates at which banks borrow from one another in the London market, and it is a widely used benchmark for short-term interest rates.
5.	An obligation rated ‘BB’ by Standard & Poor’s (“S&P”) is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. An obligation rated ‘B’ by S&P is deemed by S&P to be more vulnerable to nonpayment than obligations rated ‘BB’, but in the opinion of S&P, the obligor currently has the capacity to meet its financial commitment on the obligation. It is the opinion of S&P that adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Portfolio.
8	MainStay VP Floating Rate Portfolio

health care company Organon International and media company Red Ventures. These sales were conducted as rebalancing trades for the Portfolio.
How did the Portfolio’s sector weightings change during the reporting period?
As the economy and markets continued to recover from the onset of COVID-19, we increased the Portfolio’s exposure to out-of-benchmark positions in high-yield bonds, health care and building materials. Conversely, the Portfolio’s benchmark-relative exposure fell in utilities, electronics and gaming.
How was the Portfolio positioned at the end of the reporting period?
As of December 31, 2021, we remain cautiously optimistic about floating-rate market performance. The Portfolio maintained its overweight positions relative to the Index in gaming, building materials and utilities, and we expect to continue to do so in the prevailing environment. As of the end of the reporting period, the Portfolio continued to hold underweight exposure to electronics, health care and cable TV, while looking for opportunities to add exposure in these underweight sectors subject to our underwriting criteria. From a ratings perspective, the Portfolio moved closer to a market-weight position in credit rated BB and better, and moved to an overweight position in credit rated B, reflecting our view on improving credit fundamentals for the loan market and better relative performance. As of the end of the reporting period, we are also looking to maintain lower cash balances through additional purchases, subject to market conditions and flows into or out of the Portfolio.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
9

Portfolio of Investments December 31, 2021†
	Principal Amount	Value
Long-Term Bonds 96.1%
Corporate Bonds 3.6%
Aerospace & Defense 0.2%
Howmet Aerospace, Inc.
6.875%, due 5/1/25	$ 200,000	$ 229,942
Spirit AeroSystems, Inc.
7.50%, due 4/15/25 (a)	900,000	943,875
		1,173,817
Airlines 0.1%
United Airlines, Inc. (a)
4.375%, due 4/15/26	200,000	208,547
4.625%, due 4/15/29	600,000	618,750
		827,297
Auto Manufacturers 0.1%
Ford Motor Co.
9.00%, due 4/22/25	600,000	733,560
Building Materials 0.1%
Koppers, Inc.
6.00%, due 2/15/25 (a)	500,000	508,745
Chemicals 0.2%
Kraton Polymers LLC
4.25%, due 12/15/25 (a)	400,000	414,044
SCIL IV LLC
5.375%, due 11/1/26 (a)	350,000	359,187
Unifrax Escrow Issuer Corp.
5.25%, due 9/30/28 (a)	330,000	333,548
WR Grace Holdings LLC
5.625%, due 8/15/29 (a)	300,000	307,125
		1,413,904
Commercial Services 0.4%
Herc Holdings, Inc.
5.50%, due 7/15/27 (a)	850,000	884,000
PECF USS Intermediate Holding III Corp.
8.00%, due 11/15/29 (a)	80,000	82,840
Prime Security Services Borrower LLC
6.25%, due 1/15/28 (a)	1,000,000	1,042,500
Sotheby's
5.875%, due 6/1/29 (a)	900,000	918,000
Team Health Holdings, Inc.
6.375%, due 2/1/25 (a)	500,000	470,625
		3,397,965
	Principal Amount	Value

Distribution & Wholesale 0.1%
IAA, Inc.
5.50%, due 6/15/27 (a)	$ 500,000	$ 518,125
KAR Auction Services, Inc.
5.125%, due 6/1/25 (a)	350,000	355,250
		873,375
Electric 0.2%
Vistra Operations Co. LLC
5.00%, due 7/31/27 (a)	1,500,000	1,556,730
Entertainment 0.1%
Scientific Games International, Inc.
7.00%, due 5/15/28 (a)	900,000	958,500
Environmental Control 0.3%
GFL Environmental, Inc. (a)
3.75%, due 8/1/25	1,000,000	1,010,000
4.25%, due 6/1/25	500,000	514,473
4.75%, due 6/15/29	1,000,000	1,008,750
		2,533,223
Food 0.1%
Post Holdings, Inc.
5.50%, due 12/15/29 (a)	240,000	252,151
U.S. Foods, Inc.
6.25%, due 4/15/25 (a)	500,000	520,625
		772,776
Healthcare-Products 0.0% ‡
Mozart Debt Merger Sub, Inc.
5.25%, due 10/1/29 (a)	200,000	202,728
Healthcare-Services 0.0% ‡
Acadia Healthcare Co., Inc.
5.00%, due 4/15/29 (a)	120,000	123,300
Iron & Steel 0.0% ‡
Carpenter Technology Corp.
6.375%, due 7/15/28	310,000	329,559
Lodging 0.1%
Boyd Gaming Corp.
4.75%, due 12/1/27	400,000	408,000
8.625%, due 6/1/25 (a)	500,000	535,760
		943,760

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP Floating Rate Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Machinery-Diversified 0.0% ‡
GrafTech Finance, Inc.
4.625%, due 12/15/28 (a)	$ 220,000	$ 223,300
Media 0.1%
Radiate Holdco LLC
4.50%, due 9/15/26 (a)	370,000	373,700
Univision Communications, Inc.
6.625%, due 6/1/27 (a)	600,000	646,500
		1,020,200
Oil & Gas Services 0.1%
USA Compression Partners LP
6.875%, due 4/1/26	360,000	374,400
Packaging & Containers 0.2%
Ardagh Metal Packaging Finance USA LLC
4.00%, due 9/1/29 (a)	400,000	396,300
Ardagh Packaging Finance plc
5.25%, due 4/30/25 (a)	1,000,000	1,032,500
		1,428,800
Pharmaceuticals 0.1%
Bausch Health Cos., Inc.
5.50%, due 11/1/25 (a)	300,000	304,875
Organon & Co.
5.125%, due 4/30/31 (a)	600,000	626,808
		931,683
Real Estate 0.2%
Realogy Group LLC (a)
5.75%, due 1/15/29	1,330,000	1,363,250
7.625%, due 6/15/25	240,000	254,400
		1,617,650
Real Estate Investment Trusts 0.1%
Iron Mountain, Inc.
5.00%, due 7/15/28 (a)	350,000	359,625
RHP Hotel Properties LP
4.75%, due 10/15/27	300,000	306,000
		665,625
Retail 0.4%
1011778 BC ULC
4.00%, due 10/15/30 (a)	1,040,000	1,021,800
IRB Holding Corp.
7.00%, due 6/15/25 (a)	580,000	613,623
	Principal Amount	Value

Retail (continued)
LBM Acquisition LLC
6.25%, due 1/15/29 (a)	$ 1,000,000	$ 988,750
Michaels Cos., Inc. (The) (a)
5.25%, due 5/1/28	450,000	450,198
7.875%, due 5/1/29	600,000	591,000
		3,665,371
Software 0.1%
Clarivate Science Holdings Corp. (a)
3.875%, due 7/1/28	300,000	301,500
4.875%, due 7/1/29	300,000	304,236
		605,736
Telecommunications 0.3%
Frontier Communications Holdings LLC
5.875%, due 10/15/27 (a)	280,000	296,100
LogMeIn, Inc.
5.50%, due 9/1/27 (a)	1,100,000	1,113,200
Lumen Technologies, Inc.
4.50%, due 1/15/29 (a)	670,000	648,225
Telesat Canada
4.875%, due 6/1/27 (a)	600,000	529,800
		2,587,325
Total Corporate Bonds (Cost $28,710,226)		29,469,329
Loan Assignments 92.5%
Aerospace & Defense 2.8%
AI Convoy (Luxembourg) SARL
USD Facility Term Loan B
4.50% (6 Month LIBOR + 3.50%), due 1/18/27 (b)	857,308	857,308
Arcline FM Holdings LLC
First Lien Initial Term Loan
5.50% (3 Month LIBOR + 4.75%), due 6/23/28 (b)	2,921,250	2,913,947
Asplundh Tree Expert LLC
Amendment No. 1 Term Loan
1.854% (1 Month LIBOR + 1.75%), due 9/7/27 (b)	2,637,863	2,624,201
Cobham Ultra U.S. Co-borrower LLC
Term Loan
TBD, due 11/17/28	1,000,000	998,750
Dynasty Acquisition Co., Inc. (b)
2020 Term Loan B1
3.724% (3 Month LIBOR + 3.50%), due 4/6/26	1,521,047	1,479,045
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments December 31, 2021† (continued)
	Principal Amount	Value
Loan Assignments (continued)
Aerospace & Defense (continued)
Dynasty Acquisition Co., Inc. (b) (continued)
2020 Term Loan B2
3.724% (3 Month LIBOR + 3.50%), due 4/6/26	$ 817,767	$ 795,185
Kestrel Bidco, Inc.
Term Loan
4.00% (3 Month LIBOR + 3.00%), due 12/11/26 (b)	2,222,455	2,152,386
Russell Investments U.S. Institutional Holdco, Inc.
2025 Term Loan
4.50% (3 Month LIBOR + 3.50%), due 5/30/25 (b)	4,367,733	4,365,549
SkyMiles IP Ltd.
Initial Term Loan
4.75% (3 Month LIBOR + 3.75%), due 10/20/27 (b)	1,185,714	1,252,263
TransDigm, Inc. (b)
Tranche Refinancing Term Loan E
2.354% (1 Month LIBOR + 2.25%), due 5/30/25	962,850	947,685
Tranche Refinancing Term Loan F
2.354% (1 Month LIBOR + 2.25%), due 12/9/25	2,574,341	2,536,897
United AirLines, Inc.
Term Loan B
4.50% (3 Month LIBOR + 3.75%), due 4/21/28 (b)	2,779,000	2,781,701
		23,704,917
Animal Food 0.1%
Alltech, Inc.
Term Loan B
4.50% (1 Month LIBOR + 4.00%), due 10/13/28 (b)	533,333	534,000
Automobile 1.7%
American Axle & Manufacturing, Inc.
Tranche Term Loan B
3.00% (1 Month LIBOR + 2.25%), due 4/6/24 (b)	1,304,652	1,301,390
Autokiniton U.S. Holdings, Inc.
Closing Date Term Loan B
5.00% (3 Month LIBOR + 4.50%), due 4/6/28 (b)	3,044,700	3,047,745
	Principal Amount	Value

Automobile (continued)
Belron Finance 2019 LLC
Dollar Second Incremental Term Loan
2.438% (3 Month LIBOR + 2.25%), due 10/30/26 (b)	$ 1,225,000	$ 1,214,664
Belron Finance U.S. LLC
First Incremental Term Loan
2.438% (3 Month LIBOR + 2.25%), due 11/13/25 (b)	970,000	963,533
Belron Group SA
Dollar Third Incremental Term Loan
3.25% (3 Month LIBOR + 2.42%), due 4/13/28 (b)	960,244	958,563
Chassix, Inc.
Initial Term Loan 6.50%-7.75%
(3 Month LIBOR + 4.50%, 3 Month LIBOR + 5.50%), due 11/15/23 (b)	1,936,124	1,710,242
Clarios Global LP
First Lien Amendment No. 1 Dollar Term Loan
3.354% (1 Month LIBOR + 3.25%), due 4/30/26 (b)	1,275,217	1,265,653
KAR Auction Services, Inc.
Tranche Term Loan B6
2.375% (1 Month LIBOR + 2.25%), due 9/19/26 (b)	730,675	716,975
Wand Newco 3, Inc.
First Lien Tranche Term Loan B1
3.175% (3 Month LIBOR + 3.00%), due 2/5/26 (b)	2,640,169	2,600,567
		13,779,332
Banking 1.4%
Apollo Commercial Real Estate Finance, Inc. (b)
Initial Term Loan
2.854% (1 Month LIBOR + 2.75%), due 5/15/26	1,462,500	1,440,563
Term Loan B1
4.00% (1 Month LIBOR + 3.50%), due 3/11/28	744,375	738,792
Broadstreet Partners, Inc.
2020 Initial Term Loan
3.104% (1 Month LIBOR + 3.00%), due 1/27/27 (b)	2,515,548	2,482,008
Brookfield Property REIT, Inc.
Initial Term Loan B
2.604% (1 Month LIBOR + 2.50%), due 8/27/25 (b)	1,349,596	1,329,689

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Floating Rate Portfolio

	Principal Amount	Value
Loan Assignments (continued)
Banking (continued)
Edelman Financial Engines Center LLC (The)
2021 First Lien Initial Term Loan
4.25% (1 Month LIBOR + 3.50%), due 4/7/28 (b)	$ 1,653,441	$ 1,650,915
Greenhill & Co., Inc.
New Term Loan
3.354% (1 Month LIBOR + 3.25%), due 4/12/24 (b)(c)	556,909	555,284
Jane Street Group LLC
Dollar Term Loan
2.854% (1 Month LIBOR + 2.75%), due 1/26/28 (b)	3,797,046	3,766,594
		11,963,845
Beverage, Food & Tobacco 2.3%
8th Avenue Food & Provisions, Inc.
First Lien Term Loan
3.852% (1 Month LIBOR + 3.75%), due 10/1/25 (b)	2,541,796	2,500,492
American Seafoods Group LLC
First Lien Tranche Term Loan B
3.75% (1 Month LIBOR + 2.75%), due 8/21/23 (b)	569,125	566,279
Arctic Glacier Group Holdings, Inc.
Specified Refinancing Term Loan
4.50% (3 Month LIBOR + 3.50%), due 3/20/24 (b)(c)	619,218	582,452
CHG PPC Parent LLC
First Lien 2021-1 U.S. Term Loan
3.50% (1 Month LIBOR + 3.00%), due 12/8/28 (b)	1,320,000	1,310,100
City Brewing Co. LLC
First Lien Closing Date Term Loan
4.25% (3 Month LIBOR + 3.50%), due 4/5/28 (b)	1,695,750	1,595,065
Froneri International Ltd.
First Lien Facility Term Loan B2
2.354% (1 Month LIBOR + 2.25%), due 1/29/27 (b)	1,462,725	1,440,784
H-Food Holdings LLC
Initial Term Loan
3.792% (1 Month LIBOR + 3.69%), due 5/23/25 (b)	1,253,291	1,244,152
JBS USA Lux SA
New Term Loan
2.102% (1 Month LIBOR + 2.00%), due 5/1/26 (b)	3,317,324	3,306,267
	Principal Amount	Value

Beverage, Food & Tobacco (continued)
Sotheby's
2021 Second Refinancing Term Loan
5.00% (3 Month LIBOR + 4.50%), due 1/15/27 (b)	$ 2,285,431	$ 2,286,384
Sunshine Investments BV
Facility Term Loan B3
2.908% (3 Month LIBOR + 2.75%), due 3/28/25 (b)	2,960,000	2,937,800
United Natural Foods, Inc.
Initial Term Loan
3.354% (1 Month LIBOR + 3.25%), due 10/22/25 (b)	1,133,728	1,130,894
		18,900,669
Broadcasting & Entertainment 2.8%
Altice France SA
USD Incremental Term Loan B13
4.118% (2 Month LIBOR + 4.00%), due 8/14/26 (b)	1,212,500	1,205,428
Charter Communications Operating LLC
Term Loan B1
1.86% (1 Month LIBOR + 1.75%), due 4/30/25 (b)	2,805,195	2,797,545
Clear Channel Outdoor Holdings, Inc.
Term Loan B
3.629% (3 Month LIBOR + 3.50%), due 8/21/26 (b)	1,211,900	1,193,533
Diamond Sports Group LLC
Term Loan
3.36% (1 Month LIBOR + 3.25%), due 8/24/26 (b)	2,927,588	1,347,736
Gray Television, Inc.
Term Loan C
2.599% (1 Month LIBOR + 2.50%), due 1/2/26 (b)	2,506,446	2,484,515
Nexstar Media, Inc.
Term Loan B4
2.599% (1 Month LIBOR + 2.50%), due 9/18/26 (b)	2,911,767	2,903,966
Numericable U.S. LLC (b)
USD Term Loan B11
2.879% (3 Month LIBOR + 2.75%), due 7/31/25	1,880,726	1,844,052
USD Term Loan B12
3.811% (3 Month LIBOR + 3.69%), due 1/31/26	959,976	950,376
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments December 31, 2021† (continued)
	Principal Amount	Value
Loan Assignments (continued)
Broadcasting & Entertainment (continued)
Terrier Media Buyer, Inc.
First Lien 2021 Term Loan B
3.604% (1 Month LIBOR + 3.50%), due 12/17/26 (b)	$ 3,284,325	$ 3,267,082
Univision Communications, Inc.
Term Loan B
TBD, due 5/5/28	2,080,000	2,074,151
First Lien 2017 Replacement Repriced Term Loan
3.75% (1 Month LIBOR + 2.75%), due 3/15/24 (b)	3,576,393	3,571,282
		23,639,666
Buildings & Real Estate 2.0%
Allspring Buyer LLC
Initial Term Loan
3.75% (3 Month LIBOR + 3.25%), due 11/1/28 (b)	1,596,774	1,598,484
Beacon Roofing Supply, Inc.
2028 Term Loan
2.354% (1 Month LIBOR + 2.25%), due 5/19/28 (b)	1,492,500	1,482,799
Core & Main LP
Tranche Term Loan B
2.602% (1 Month LIBOR + 2.50%), due 7/27/28 (b)	2,531,542	2,513,345
Cornerstone Building Brands, Inc.
Tranche Term Loan B
3.75% (1 Month LIBOR + 3.25%), due 4/12/28 (b)	2,501,013	2,495,386
Cushman & Wakefield U.S. Borrower LLC
Replacement Term Loan
2.854% (1 Month LIBOR + 2.75%), due 8/21/25 (b)	2,913,143	2,890,773
SRS Distribution, Inc.
2021 Refinancing Term Loan
4.25% (3 Month LIBOR + 3.75%), due 6/2/28 (b)	2,074,800	2,069,354
VC GB Holdings I Corp.
First Lien Initial Term Loan
4.00% (3 Month LIBOR + 3.50%), due 7/21/28 (b)	500,000	495,391
Wilsonart LLC
Tranche Term Loan E
4.50% (3 Month LIBOR + 3.50%), due 12/31/26 (b)	2,924,077	2,920,421
		16,465,953
	Principal Amount	Value

Cargo Transport 0.3%
Genesee & Wyoming, Inc.
Initial Term Loan
2.224% (3 Month LIBOR + 2.00%), due 12/30/26 (b)	$ 2,466,174	$ 2,449,338
Chemicals 0.2%
Ineos U.S. Finance LLC
2028 Dollar Term Loan
3.00% (1 Month LIBOR + 2.50%), due 11/8/28 (b)	466,667	463,458
LSF11 A5 Holdco LLC
Term Loan
4.25% (3 Month LIBOR + 3.75%), due 10/15/28 (b)	1,333,333	1,331,111
		1,794,569
Chemicals, Plastics & Rubber 3.5%
Alpha 3 BV
Initial Dollar Term Loan
3.00% (3 Month LIBOR + 2.50%), due 3/18/28 (b)	1,018,880	1,016,515
Aruba Investments Holdings LLC
First Lien Initial Dollar Term Loan
4.75% (3 Month LIBOR + 3.75%), due 11/24/27 (b)	529,334	529,334
Cabot Microelectronics Corp.
Term Loan B1
2.125% (1 Month LIBOR + 2.00%), due 11/17/25 (b)	780,043	778,093
Diamond (BC) BV
Amendment No. 3 Refinancing Term Loan
3.50% (3 Month LIBOR + 3.00%), due 9/29/28 (b)	1,250,000	1,240,938
Flex Acquisition Co., Inc.
2021 Specified Refinancing Term Loan
4.00% (3 Month LIBOR + 3.50%), due 3/2/28 (b)	825,586	823,227
Herens Holdco SARL
USD Facility Term Loan B
4.75% (6 Month LIBOR + 4.00%), due 7/3/28 (b)	1,492,500	1,489,617
INEOS Styrolution Group GmbH
2026 Tranche Dollar Term Loan B
3.25% (1 Month LIBOR + 2.75%), due 1/29/26 (b)	1,930,300	1,925,474

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Floating Rate Portfolio

	Principal Amount	Value
Loan Assignments (continued)
Chemicals, Plastics & Rubber (continued)
Ineos U.S. Finance LLC
2024 New Dollar Term Loan
2.104% (1 Month LIBOR + 2.00%), due 4/1/24 (b)	$ 1,433,924	$ 1,424,738
Innophos Holdings, Inc.
Initial Term Loan
3.854% (1 Month LIBOR + 3.75%), due 2/5/27 (b)	1,473,750	1,468,224
Jazz Pharmaceuticals plc
Initial Dollar Term Loan
4.00% (1 Month LIBOR + 3.50%), due 5/5/28 (b)	2,985,000	2,995,928
Minerals Technologies, Inc.
New Term Loan B1
3.00% (1 Month LIBOR + 2.25%), due 2/14/24 (b)(c)	618,032	618,032
Nouryon Finance BV
Initial Dollar Term Loan
3.102% (1 Month LIBOR + 3.00%), due 10/1/25 (b)	2,463,066	2,449,724
Olympus Water U.S. Holding Corp.
Initial Dollar Term Loan
4.25% (1 Month LIBOR + 3.75%), due 11/9/28 (b)	1,250,000	1,244,445
Oxea Holding Vier GmbH
Tranche Term Loan B2
3.438% (3 Month LIBOR + 3.25%), due 10/14/24 (b)	2,225,000	2,206,225
SCIH Salt Holdings, Inc.
First Lien Incremental Term Loan B1
4.75% (3 Month LIBOR + 4.00%), due 3/16/27 (b)	2,731,355	2,700,627
Sparta U.S. Holdco LLC
First Lien Initial Term Loan
4.25% (3 Month LIBOR + 3.50%), due 8/2/28 (b)	900,000	899,250
Tricorbraun Holdings, Inc.
First Lien Closing Date Initial Term Loan
3.75% (1 Month LIBOR + 3.25%), due 3/3/28 (b)	1,773,703	1,759,015
Tronox Finance LLC
First Lien Refinancing Term Loan 2.354%-2.474%
(1 Month LIBOR + 2.25%, 3 Month LIBOR + 2.25%), due 3/10/28 (b)	969,316	959,138
	Principal Amount	Value

Chemicals, Plastics & Rubber (continued)
Venator Finance SARL
Initial Term Loan
3.104% (1 Month LIBOR + 3.00%), due 8/8/24 (b)	$ 1,422,712	$ 1,409,670
W. R. Grace Holdings LLC
Initial Term Loan
4.25% (3 Month LIBOR + 3.75%), due 9/22/28 (b)	1,500,000	1,501,125
		29,439,339
Commercial Services 0.9%
ADMI Corp.
Amendment No.4 Refinancing Term Loan
3.875% (1 Month LIBOR + 3.38%), due 12/23/27 (b)	1,488,750	1,478,205
MHI Holdings LLC
Initial Term Loan
5.104% (1 Month LIBOR + 5.00%), due 9/21/26 (b)	1,878,555	1,877,771
Prime Security Services Borrower LLC
First Lien 2021 Refinancing Term Loan B1
3.50% (1 Month LIBOR + 2.75%, 3 Month LIBOR + 2.75%), due 9/23/26 (b)	4,142,951	4,136,833
		7,492,809
Consumer Durables 0.2%
SWF Holdings I Corp.
First Lien Initial Term Loan
4.75% (1 Month LIBOR + 4.00%), due 10/6/28 (b)	2,100,000	2,077,251
Containers, Packaging & Glass 3.3%
Alliance Laundry Systems LLC
Initial Term Loan B
4.25% (3 Month LIBOR + 3.50%), due 10/8/27 (b)	1,762,714	1,761,140
Altium Packaging LLC
First Lien 2021 Term Loan
3.25% (1 Month LIBOR + 2.75%), due 2/3/28 (b)	3,083,085	3,047,919
Anchor Glass Container Corp.
First Lien July 2017 Additional Term Loan
3.75% (3 Month LIBOR + 2.75%), due 12/7/23 (b)	2,083,314	1,794,255
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments December 31, 2021† (continued)
	Principal Amount	Value
Loan Assignments (continued)
Containers, Packaging & Glass (continued)
Berlin Packaging LLC (b)
Tranche Initial Term Loan B4
3.75% (3 Month LIBOR + 3.25%), due 3/11/28	$ 1,985,025	$ 1,970,137
Tranche Term Loan B5
4.25% (1 Month LIBOR + 3.75%, 3 Month LIBOR + 3.75%), due 3/11/28	1,077,300	1,074,158
Berry Global, Inc.
Term Loan Z
1.864% (2 Month LIBOR + 1.75%), due 7/1/26 (b)	1,964,896	1,950,363
Charter Next Generation, Inc.
2021 First Lien Initial Term Loan
4.50% (1 Month LIBOR + 3.75%), due 12/1/27 (b)	845,351	846,671
Clearwater Paper Corp.
Initial Term Loan
3.125% (1 Month LIBOR + 3.00%), due 7/26/26 (b)	416,667	414,583
Graham Packaging Co., Inc.
2021 Initial Term Loan
3.75% (1 Month LIBOR + 3.00%), due 8/4/27 (b)	3,273,315	3,261,041
Mauser Packaging Solutions Holding Co.
Initial Term Loan
3.354% (1 Month LIBOR + 3.25%), due 4/3/24 (b)	2,843,018	2,801,897
Pactiv Evergreen, Inc.
Tranche U.S. Term Loan B3
4.00% (1 Month LIBOR + 3.50%), due 9/24/28 (b)	498,750	497,191
Pretium PKG Holdings, Inc. (b)
First Lien Initial Term Loan
4.50% (3 Month LIBOR + 4.00%), due 10/2/28	1,720,000	1,714,778
Second Lien Initial Term Loan
7.25% (3 Month LIBOR + 6.75%), due 10/1/29	750,000	749,063
Reynolds Consumer Products LLC
Initial Term Loan
1.854% (1 Month LIBOR + 1.75%), due 2/4/27 (b)	1,291,932	1,283,534
RLG Holdings LLC
First Lien Closing Date Initial Term Loan
5.00% (3 Month LIBOR + 4.25%), due 7/7/28 (b)	800,000	797,334
	Principal Amount	Value

Containers, Packaging & Glass (continued)
Tank Holding Corp. (b)
First Lien 2020 Refinancing Term Loan 3.354%-5.50%
(1 Month LIBOR + 3.25%, 3 Month LIBOR + 2.25%), due 3/26/26	$ 1,204,376	$ 1,195,042
First Lien 2020 Incremental Term Loan
5.75% (1 Month LIBOR + 5.00%), due 3/26/26 (c)	1,045,917	1,048,531
Trident TPI Holdings, Inc. (b)
Tranche Delayed Draw Term Loan B3 4.00%-4.50%
(3 Month LIBOR + 4.00%), due 9/15/28 (c)	25,682	25,650
Tranche Term Loan B1
4.25% (3 Month LIBOR + 3.25%), due 10/17/24	716,800	716,203
Tranche Initial Term Loan B3
4.50% (3 Month LIBOR + 4.00%), due 9/15/28	449,273	448,712
		27,398,202
Diversified/Conglomerate Manufacturing 2.9%
Allied Universal Holdco LLC
Initial U.S. Dollar Term Loan
4.25% (3 Month LIBOR + 3.75%), due 5/12/28 (b)	4,305,006	4,283,481
Bright Bidco BV
2018 Refinancing Term Loan B
4.50% (3 Month LIBOR + 3.50%), due 6/30/24 (b)	1,910,101	1,465,763
EWT Holdings III Corp.
Initial Term Loan
2.625% (1 Month LIBOR + 2.50%), due 4/1/28 (b)	1,741,250	1,723,838
Filtration Group Corp.
Initial Dollar Term Loan
3.104% (1 Month LIBOR + 3.00%), due 3/31/25 (b)	1,758,065	1,742,682
Gardner Denver, Inc.
2020 GDI Tranche Dollar Term Loan B2
1.854% (1 Month LIBOR + 1.75%), due 3/1/27 (b)	1,978,506	1,955,940
GYP Holdings III Corp.
First Lien 2021 Incremental Term Loan
2.604% (1 Month LIBOR + 2.50%), due 6/1/25 (b)	1,388,004	1,384,823
Ingersoll-Rand Services Co.
2020 Spinco Tranche Dollar Term Loan B1
1.854% (1 Month LIBOR + 1.75%), due 3/1/27 (b)	857,791	848,007

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP Floating Rate Portfolio

	Principal Amount	Value
Loan Assignments (continued)
Diversified/Conglomerate Manufacturing (continued)
Iron Mountain Information Management LLC
Incremental Term Loan B
1.851% (1 Month LIBOR + 1.75%), due 1/2/26 (b)	$ 1,804,688	$ 1,775,361
LTI Holdings, Inc.
First Lien Initial Term Loan
3.604% (1 Month LIBOR + 3.50%), due 9/6/25 (b)	1,062,988	1,049,480
QUIKRETE Holdings, Inc.
First Lien Fourth Amendment Term Loan B1
TBD, due 6/11/28	1,500,000	1,494,219
First Lien Initial Term Loan
2.604% (1 Month LIBOR + 2.50%), due 2/1/27 (b)	2,290,057	2,261,907
Red Ventures LLC (b)
First Lien Term Loan B2
2.604% (1 Month LIBOR + 2.50%), due 11/8/24	982,538	975,345
First Lien Term Loan B3
4.25% (1 Month LIBOR + 3.50%), due 11/8/24	1,980,000	1,965,150
WP CPP Holdings LLC
First Lien Initial Term Loan
4.75% (3 Month LIBOR + 3.75%), due 4/30/25 (b)	990,222	947,519
		23,873,515
Diversified/Conglomerate Service 2.1%
Applied Systems, Inc. (b)
First Lien Closing Date Term Loan
3.50% (3 Month LIBOR + 3.25%), due 9/19/24	2,536,196	2,533,817
Second Lien 2021 Term Loan
6.25% (3 Month LIBOR + 5.50%), due 9/19/25	445,140	448,200
Blackhawk Network Holdings, Inc.
First Lien Term Loan
3.104% (1 Month LIBOR + 3.00%), due 6/15/25 (b)	1,957,288	1,943,832
Brightview Landscapes LLC
First Lien 2018 Initial Term Loan
2.625% (1 Month LIBOR + 2.50%), due 8/15/25 (b)	1,086,263	1,079,927
Change Healthcare Holdings, Inc.
Closing Date Term Loan
3.50% (1 Month LIBOR + 2.50%), due 3/1/24 (b)	1,392,122	1,390,556
	Principal Amount	Value

Diversified/Conglomerate Service (continued)
Greeneden U.S. Holdings I LLC
2020 Initial Dollar Term Loan
4.75% (1 Month LIBOR + 4.00%), due 12/1/27 (b)	$ 1,426,109	$ 1,430,269
IRI Holdings, Inc.
First Lien Initial Term Loan
4.354% (1 Month LIBOR + 4.25%), due 12/1/25 (b)	3,160,017	3,148,167
MKS Instruments, Inc.
Tranche Term Loan B6
1.854% (1 Month LIBOR + 1.75%), due 2/2/26 (b)	689,164	686,924
Monitronics International, Inc.
Term Loan
7.75% (3 Month LIBOR + 6.50%), due 3/29/24 (b)(c)	941,682	872,625
TruGreen LP
First Lien Second Refinancing Term Loan
4.75% (1 Month LIBOR + 4.00%), due 11/2/27 (b)	2,705,996	2,706,840
Verint Systems, Inc.
Refinancing Term Loan
2.099% (1 Month LIBOR + 2.00%), due 6/28/24 (b)	588,235	583,824
Verscend Holding Corp.
Term Loan B1
4.104% (1 Month LIBOR + 4.00%), due 8/27/25 (b)	1,049,720	1,048,408
		17,873,389
Ecological 0.2%
GFL Environmental, Inc.
2020 Refinancing Term Loan
3.50% (3 Month LIBOR + 3.00%), due 5/30/25 (b)	2,031,640	2,034,687
Electronics 9.7%
Avast Software BV
Initial Dollar Term Loan
2.224% (3 Month LIBOR + 2.00%), due 3/22/28 (b)	192,500	191,813
Barracuda Networks, Inc.
First Lien 2020 Term Loan
4.50% (3 Month LIBOR + 3.75%), due 2/12/25 (b)	1,934,210	1,939,649
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments December 31, 2021† (continued)
	Principal Amount	Value
Loan Assignments (continued)
Electronics (continued)
Camelot U.S. Acquisition 1 Co. (b)
Initial Term Loan
3.104% (1 Month LIBOR + 3.00%), due 10/30/26	$ 1,854,263	$ 1,839,893
Amendment No. 2 Incremental Term Loan
4.00% (1 Month LIBOR + 3.00%), due 10/30/26	1,237,500	1,234,406
Castle U.S. Holding Corp. (b)
Initial Dollar Term Loan
3.974% (3 Month LIBOR + 3.75%), due 1/29/27	1,422,984	1,408,755
Dollar Term Loan B2
4.75% (3 Month LIBOR + 4.00%), due 1/29/27	2,484,375	2,459,531
Commscope, Inc.
Initial Term Loan
3.354% (1 Month LIBOR + 3.25%), due 4/6/26 (b)	4,214,244	4,156,298
CoreLogic, Inc.
First Lien Initial Term Loan
4.00% (1 Month LIBOR + 3.50%), due 6/2/28 (b)	4,488,750	4,478,650
DCert Buyer, Inc.
First Lien Initial Term Loan
4.104% (1 Month LIBOR + 4.00%), due 10/16/26 (b)	2,459,962	2,455,569
Diebold Nixdorf, Inc.
New Dollar Term Loan B
2.875% (1 Month LIBOR + 2.75%), due 11/6/23 (b)	635,075	626,608
ECi Macola/MAX Holding LLC
First Lien Initial Term Loan
4.50% (3 Month LIBOR + 3.75%), due 11/9/27 (b)	1,980,000	1,976,287
Epicor Software Corp.
Term Loan C
4.00% (1 Month LIBOR + 3.25%), due 7/30/27 (b)	3,063,423	3,059,769
Flexera Software LLC
First Lien Term Loan B1
4.50% (3 Month LIBOR + 3.75%), due 3/3/28 (b)	2,389,129	2,387,800
Gainwell Acquisition Corp.
First Lien Term Loan B
4.75% (3 Month LIBOR + 4.00%), due 10/1/27 (b)	521,053	522,030
	Principal Amount	Value

Electronics (continued)
Generation Bridge LLC (b)
Term Loan B
5.75% (3 Month LIBOR + 4.00%), due 12/1/28	$ 1,469,388	$ 1,467,551
Term Loan C
5.75% (3 Month LIBOR + 4.00%), due 12/1/28 (c)(d)	30,612	30,574
Go Daddy Operating Co. LLC
Tranche Term Loan B2
1.854% (1 Month LIBOR + 1.75%), due 2/15/24 (b)	1,174,028	1,166,934
Helios Software Holdings, Inc.
2021 Initial Dollar Term Loan
3.974% (3 Month LIBOR + 3.75%), due 3/11/28 (b)	497,143	493,569
Hyland Software, Inc. (b)
First Lien 2018 Refinancing Term Loan
4.25% (1 Month LIBOR + 3.50%), due 7/1/24	3,554,549	3,557,510
Second Lien 2021 Refinancing Term Loan
7.00% (1 Month LIBOR + 6.25%), due 7/7/25	535,333	539,181
ION Trading Finance Ltd.
2021 Initial Dollar Term Loan
4.974% (3 Month LIBOR + 4.75%), due 4/1/28 (b)	995,000	996,066
MA FinanceCo. LLC (b)
Tranche Term Loan B3
2.854% (1 Month LIBOR + 2.75%), due 6/21/24	247,333	245,272
Tranche Term Loan B4
5.25% (3 Month LIBOR + 4.25%), due 6/5/25 (c)(d)	493,631	501,035
McAfee LLC
USD Term Loan B
3.852% (1 Month LIBOR + 3.75%), due 9/30/24 (b)	3,502,089	3,502,089
MH Sub I LLC (b)
First Lien Amendment No. 2 Initial Term Loan
3.604% (1 Month LIBOR + 3.50%), due 9/13/24	3,008,732	2,989,927
First Lien 2020 June New Term Loan
4.75% (1 Month LIBOR + 3.75%), due 9/13/24	2,081,173	2,084,207
Misys Ltd. (b)
First Lien Dollar Term Loan
4.50% (3 Month LIBOR + 3.50%), due 6/13/24	2,658,352	2,643,635

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP Floating Rate Portfolio

	Principal Amount	Value
Loan Assignments (continued)
Electronics (continued)
Misys Ltd. (b) (continued)
Second Lien Dollar Term Loan
8.25% (3 Month LIBOR + 7.25%), due 6/13/25	$ 900,000	$ 897,625
Project Alpha Intermediate Holding, Inc.
2021 Refinancing Term Loan
5.00% (1 Month LIBOR + 4.00%), due 4/26/24 (b)	2,005,867	2,007,371
Project Leopard Holdings, Inc. (b)
2018 Repricing Term Loan
5.75% (3 Month LIBOR + 4.75%), due 7/5/24	1,078,060	1,078,734
2019 Incremental Term Loan
5.75% (3 Month LIBOR + 4.75%), due 7/5/24 (c)	973,866	974,474
Proofpoint, Inc.
First Lien Initial Term Loan
3.75% (3 Month LIBOR + 3.25%), due 8/31/28 (b)	2,500,000	2,491,875
Rocket Software, Inc. (b)
First Lien Initial Term Loan
4.354% (1 Month LIBOR + 4.25%), due 11/28/25	875,250	870,217
First Lien 2021 Dollar Term Loan
4.75% (1 Month LIBOR + 4.25%), due 11/28/25	1,492,500	1,488,396
Seattle SpinCo, Inc.
Initial Term Loan
2.854% (1 Month LIBOR + 2.75%), due 6/21/24 (b)	1,670,303	1,656,385
Sharp Midco LLC
Term Loan
TBD, due 12/14/28	1,800,000	1,800,000
SS&C Technologies Holdings, Inc. (b)
Term Loan B3
1.854% (1 Month LIBOR + 1.75%), due 4/16/25	632,545	624,814
Term Loan B4
1.854% (1 Month LIBOR + 1.75%), due 4/16/25	513,482	507,206
Term Loan B5
1.854% (1 Month LIBOR + 1.75%), due 4/16/25	1,910,460	1,887,111
Surf Holdings SARL
First Lien Dollar Tranche Term Loan
3.69% (3 Month LIBOR + 3.50%), due 3/5/27 (b)	2,020,747	2,003,066
	Principal Amount	Value

Electronics (continued)
Tempo Acquisition LLC
Extended Term Loan
3.354% (1 Month LIBOR + 3.25%), due 11/2/26 (b)	$ 1,945,066	$ 1,946,891
ThoughtWorks, Inc.
Incremental Term Loan
3.50% (1 Month LIBOR + 3.00%), due 3/24/28 (b)	427,668	426,866
TIBCO Software, Inc. (b)
Term Loan B3
3.86% (1 Month LIBOR + 3.75%), due 6/30/26	2,969,887	2,946,128
Second Lien Term Loan
7.25% (1 Month LIBOR + 7.25%), due 3/3/28	400,000	400,700
Trader Corp.
First Lien 2017 Refinancing Term Loan
4.00% (1 Month LIBOR + 3.00%), due 9/28/23 (b)	2,283,127	2,277,419
UKG, Inc.
First Lien Initial Term Loan
3.854% (1 Month LIBOR + 3.75%), due 5/4/26 (b)	1,710,625	1,705,065
Vertiv Group Corp.
Term Loan B
2.844% (1 Month LIBOR + 2.75%), due 3/2/27 (b)	1,965,150	1,950,105
VS Buyer LLC
Initial Term Loan
3.09% (1 Month LIBOR + 3.00%), due 2/28/27 (b)	982,500	977,096
WEX, Inc.
Term Loan B
2.354% (1 Month LIBOR + 2.25%), due 3/31/28 (b)	992,500	986,297
		80,858,449
Energy (Electricity) 0.1%
Covanta Holding Corp. (b)
Initial Term Loan B
3.00% (1 Month LIBOR + 2.50%), due 11/30/28	558,188	558,362
Initial Term Loan C
3.00% (1 Month LIBOR + 2.50%), due 11/30/28 (c)	41,812	41,825
		600,187
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments December 31, 2021† (continued)
	Principal Amount	Value
Loan Assignments (continued)
Entertainment 1.2%
Alterra Mountain Co.
Term Loan B2
4.00% (1 Month LIBOR + 3.50%), due 8/17/28 (b)	$ 3,398,189	$ 3,391,110
Formula One Management Ltd.
USD Facility Term Loan B3
3.50% (1 Month LIBOR + 2.50%), due 2/1/24 (b)	2,568,089	2,561,669
J&J Ventures Gaming LLC
Initial Term Loan
4.75% (1 Month LIBOR + 4.00%), due 4/26/28 (b)	3,990,000	3,990,000
		9,942,779
Finance 7.2%
AAdvantage Loyality IP Ltd.
Initial Term Loan
5.50% (3 Month LIBOR + 4.75%), due 4/20/28 (b)	1,400,000	1,449,350
Acuity Specialty Products, Inc.
First Lien Initial Term Loan
5.00% (3 Month LIBOR + 4.00%), due 8/12/24 (b)(c)	400,355	391,013
Acuris Finance U.S., Inc.
Initial Dollar Term Loan
4.50% (3 Month LIBOR + 4.00%), due 2/16/28 (b)	2,269,531	2,273,503
ADMI Corp.
Amendment No. 5 Incremental Term Loan
4.00% (1 Month LIBOR + 3.50%), due 12/23/27 (b)	748,125	746,151
AlixPartners LLP
Initial Dollar Term Loan
3.25% (1 Month LIBOR + 2.75%), due 2/4/28 (b)	1,488,750	1,481,306
Amentum Government Services Holdings LLC (b)
First Lien Tranche Term Loan 1 3.59%-3.60%
(1 Month LIBOR + 3.50%), due 1/29/27	1,111,847	1,094,126
First Lien Tranche Term Loan 2
5.50% (3 Month LIBOR + 4.75%), due 1/29/27	992,500	989,709
Blue Tree Holdings, Inc.
Term Loan
2.72% (3 Month LIBOR + 2.50%), due 3/4/28 (b)	496,250	491,908
	Principal Amount	Value

Finance (continued)
Boxer Parent Co., Inc.
2021 Replacement Dollar Term Loan
3.974% (3 Month LIBOR + 3.75%), due 10/2/25 (b)	$ 2,266,542	$ 2,255,681
Brand Energy & Infrastructure Services, Inc.
Initial Term Loan
5.25% (3 Month LIBOR + 4.25%), due 6/21/24 (b)	1,648,554	1,610,873
Colouroz Investment 1 GmbH
First Lien Initial Term Loan C
5.25% (0.75% PIK) (3 Month LIBOR + 4.25%), due 9/21/23 (b)(c)(e)	288,160	285,938
Colouroz Investment 2 LLC GmbH
First Lien Initial Term Loan B2
5.25% (0.75% PIK) (3 Month LIBOR + 4.25%), due 9/21/23 (b)(c)(e)	1,743,130	1,729,690
Covia Holdings LLC
Initial Term Loan
5.00% (3 Month LIBOR + 4.00%), due 7/31/26 (b)	709,736	702,284
CPC Acquisition Corp.
First Lien Initial Term Loan
4.50% (3 Month LIBOR + 3.75%), due 12/29/27 (b)	1,985,000	1,960,188
Deerfield Dakota Holding LLC
First Lien Initial Dollar Term Loan
4.75% (1 Month LIBOR + 3.75%), due 4/9/27 (b)	985,000	985,528
Endurance International Group Holdings, Inc.
Initial Term Loan
4.25% (3 Month LIBOR + 3.50%), due 2/10/28 (b)	3,885,032	3,846,182
Greenrock Finance, Inc.
First Lien Initial USD Term Loan B
4.50% (3 Month LIBOR + 3.50%), due 6/28/24 (b)(c)	962,453	954,935
ICON plc
LUX Term Loan
2.75% (3 Month LIBOR + 2.25%), due 7/3/28 (b)	1,814,910	1,814,153
iStar, Inc.
Term Loan 2.849%-2.86%
(1 Month LIBOR + 2.75%), due 6/28/23 (b)	630,585	629,009
LBM Acquisition LLC
First Lien Initial Term Loan
4.50% (3 Month LIBOR + 3.75%), due 12/17/27 (b)	849,535	841,570

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay VP Floating Rate Portfolio

	Principal Amount	Value
Loan Assignments (continued)
Finance (continued)
LSF11 Skyscraper Holdco SARL
USD Facility Term Loan B3
4.25% (3 Month LIBOR + 3.50%), due 9/29/27 (b)	$ 794,015	$ 793,023
Minimax Viking GmbH
Facility Term Loan B1C
3.25% (1 Month LIBOR + 2.50%), due 7/31/25 (b)	2,172,686	2,163,180
ON Semiconductor Corp.
2019 New Replacement Term Loan B4
2.104% (1 Month LIBOR + 2.00%), due 9/19/26 (b)	483,850	483,185
Onex TSG Intermediate Corp.
Initial Term Loan
5.50% (3 Month LIBOR + 4.75%), due 2/28/28 (b)	995,000	993,756
Pactiv Evergreen, Inc.
Tranche U.S. Term Loan B2
3.354% (1 Month LIBOR + 3.25%), due 2/5/26 (b)	1,114,991	1,107,226
Park River Holdings, Inc.
First Lien Initial Term Loan
4.00% (3 Month LIBOR + 3.25%), due 12/28/27 (b)	1,326,665	1,313,029
Peraton Corp.
First Lien Term Loan B
4.50% (1 Month LIBOR + 3.75%), due 2/1/28 (b)	5,558,000	5,558,000
Pluto Acquisition I, Inc.
First Lien 2021 Term Loan 4.09%-4.18%
(1 Month LIBOR + 4.00%, 3 Month LIBOR + 4.00%), due 6/22/26 (b)	2,089,500	2,078,181
PODS LLC
Initial Term Loan
3.75% (1 Month LIBOR + 3.00%), due 3/31/28 (b)	2,977,537	2,965,309
Potters Industries LLC
Initial Term Loan
4.75% (3 Month LIBOR + 4.00%), due 12/14/27 (b)	794,000	794,496
RealPage, Inc.
First Lien Initial Term Loan
3.75% (1 Month LIBOR + 3.25%), due 4/24/28 (b)	2,377,887	2,368,375
	Principal Amount	Value

Finance (continued)
Spa Holdings 3 Oy
USD Facility Term Loan B
4.75% (3 Month LIBOR + 4.00%), due 2/4/28 (b)	$ 794,015	$ 794,015
Triton Water Holdings, Inc.
First Lien Initial Term Loan
4.00% (3 Month LIBOR + 3.50%), due 3/31/28 (b)	3,218,813	3,180,088
Truck Hero, Inc.
Initial Term Loan
4.00% (1 Month LIBOR + 3.25%), due 1/31/28 (b)	1,071,900	1,067,210
WCG Purchaser Corp.
First Lien Initial Term Loan
5.00% (2 Month LIBOR + 4.00%, 3 Month LIBOR + 4.00%), due 1/8/27 (b)	2,261,023	2,260,317
WildBrain Ltd.
Initial Term Loan
5.00% (1 Month LIBOR + 4.25%), due 3/24/28 (b)	3,617,662	3,607,110
WIN Waste Innovations Holdings, Inc.
Initial Term Loan
3.25% (3 Month LIBOR + 2.75%), due 3/24/28 (b)	2,228,800	2,223,228
		60,282,825
Healthcare 2.0%
AHP Health Partners, Inc.
Initial Term Loan
4.00% (1 Month LIBOR + 3.50%), due 8/24/28 (b)	855,000	856,069
Carestream Dental Technology Parent Ltd.
First Lien Tranche Term Loan B
5.00% (3 Month LIBOR + 4.50%), due 9/1/24 (b)	333,333	332,500
Chariot Buyer LLC
First Lien Initial Term Loan
4.00% (1 Month LIBOR + 3.50%), due 11/3/28 (b)	4,800,000	4,794,000
CHG Healthcare Services, Inc.
First Lien Initial Term Loan
4.00% (3 Month LIBOR + 3.50%), due 9/29/28 (b)	1,296,750	1,295,291
ICU Medical, Inc.
Term Loan B
TBD, due 12/15/28	600,000	600,750
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments December 31, 2021† (continued)
	Principal Amount	Value
Loan Assignments (continued)
Healthcare (continued)
LSCS Holdings, Inc.
Term Loan
TBD, due 11/23/28	$ 700,000	$ 700,000
Medical Solutions Holdings, Inc.
First Lien Initial Term Loan
4.00% (3 Month LIBOR + 3.50%), due 11/1/28 (b)	432,000	430,812
Medline Borrower LP
Initial Dollar Term Loan
3.75% (1 Month LIBOR + 3.25%), due 10/23/28 (b)	2,100,000	2,097,812
U.S. Anesthesia Partners, Inc.
First Lien Initial Term Loan
4.75% (3 Month LIBOR + 4.25%), due 10/1/28 (b)	3,491,250	3,478,158
WP CityMD Bidco LLC
Second Amendment Refinancing Term Loan
3.75% (3 Month LIBOR + 3.25%), due 12/22/28 (b)	2,166,667	2,162,333
		16,747,725
Healthcare, Education & Childcare 7.3%
Agiliti Health, Inc.
Initial Term Loan
2.875% (1 Month LIBOR + 2.75%), due 1/4/26 (b)	875,250	868,686
Akorn Operating Co. LLC
Term Loan
8.50% (3 Month LIBOR + 7.50%), due 10/1/25 (b)	55,191	55,467
Alvogen Pharma U.S., Inc.
January 2020 Term Loan
6.25% (3 Month LIBOR + 5.25%), due 12/31/23 (b)	1,251,622	1,190,083
Amneal Pharmaceuticals LLC
Initial Term Loan
3.625% (1 Month LIBOR + 3.50%), due 5/4/25 (b)	3,143,485	3,104,192
athenahealth, Inc.
First Lien Term Loan B1
4.40% (3 Month LIBOR + 4.25%), due 2/11/26 (b)	2,807,449	2,803,064
Auris Luxembourg III SARL
Facility Term Loan B2
3.854% (1 Month LIBOR + 3.75%), due 2/27/26 (b)	1,149,937	1,138,917
	Principal Amount	Value

Healthcare, Education & Childcare (continued)
Avantor Funding, Inc.
Initial Dollar Term Loan B4
2.50% (1 Month LIBOR + 2.00%), due 11/21/24 (b)	$ 252,358	$ 251,790
Bausch Health Cos., Inc.
Initial Term Loan
3.104% (1 Month LIBOR + 3.00%), due 6/2/25 (b)	3,990,130	3,970,179
Carestream Dental Technology Parent Ltd.
First Lien Initial Term Loan
4.25% (3 Month LIBOR + 3.25%), due 9/1/24 (b)	957,500	945,531
Carestream Health, Inc. (b)
Second Lien 2023 Extended Term Loan
5.50% (3 Month LIBOR + 4.50%), due 8/8/23	1,574,858	1,527,613
First Lien 2023 Extended Term Loan
7.75% (3 Month LIBOR + 6.75%), due 5/8/23	1,825,388	1,828,239
DaVita, Inc.
Tranche Term Loan B1
1.854% (1 Month LIBOR + 1.75%), due 8/12/26 (b)	1,700,857	1,691,172
Ecovyst Catalyst Technologies LLC
Initial Term Loan
3.25% (3 Month LIBOR + 2.75%), due 6/9/28 (b)	1,791,000	1,789,508
Elanco Animal Health, Inc.
Term Loan
1.849% (1 Month LIBOR + 1.75%), due 8/1/27 (b)	1,541,438	1,519,923
Endo Luxembourg Finance Co. I SARL
2021 Term Loan
5.75% (3 Month LIBOR + 5.00%), due 3/27/28 (b)	1,486,760	1,444,325
Envision Healthcare Corp.
Initial Term Loan
3.854% (1 Month LIBOR + 3.75%), due 10/10/25 (b)	1,818,750	1,457,274
eResearchTechnology, Inc.
First Lien Initial Term Loan
5.50% (1 Month LIBOR + 4.50%), due 2/4/27 (b)	1,975,955	1,982,871
FC Compassus LLC
Term Loan B1
5.00% (3 Month LIBOR + 4.25%), due 12/31/26 (b)(c)	2,051,156	2,046,541

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay VP Floating Rate Portfolio

	Principal Amount	Value
Loan Assignments (continued)
Healthcare, Education & Childcare (continued)
Grifols Worldwide Operations Ltd.
Dollar Tranche Term Loan B
2.104% (1 Month LIBOR + 2.00%), due 11/15/27 (b)	$ 925,556	$ 911,480
HCA, Inc.
Tranche Term Loan B
1.854% (1 Month LIBOR + 1.75%), due 6/30/28 (b)	597,000	599,736
Horizon Therapeutics USA, Inc.
Incremental Term Loan B2
2.25% (1 Month LIBOR + 1.75%), due 3/15/28 (b)	661,667	658,772
Insulet Corp.
Term Loan B
3.75% (1 Month LIBOR + 3.25%), due 5/4/28 (b)	1,393,000	1,394,741
Journey Personal Care Corp.
Initial Term Loan
5.00% (3 Month LIBOR + 4.25%), due 3/1/28 (b)	995,000	993,135
LifePoint Health, Inc.
First Lien Term Loan B
3.852% (1 Month LIBOR + 3.75%), due 11/16/25 (b)	3,376,733	3,370,824
Mallinckrodt International Finance SA
2017 Term Loan B
6.00% (3 Month LIBOR + 5.25%), due 9/24/24 (b)(f)	964,650	901,948
National Mentor Holdings, Inc. (b)
First Lien Initial Term Loan
4.50% (1 Month LIBOR + 3.75%, 3 Month LIBOR + 3.75%), due 3/2/28	1,566,205	1,548,585
First Lien Initial Term Loan C
4.50% (3 Month LIBOR + 3.75%), due 3/2/28 (c)	49,563	49,005
Organon & Co.
Dollar Term Loan
3.50% (3 Month LIBOR + 3.00%), due 6/2/28 (b)	2,646,625	2,647,729
Ortho-Clinical Diagnostics, Inc.
Second Amendment New Term Loan
3.103% (1 Month LIBOR + 3.00%), due 6/30/25 (b)	2,610,690	2,607,789
	Principal Amount	Value

Healthcare, Education & Childcare (continued)
Petco Health and Wellness Co., Inc.
First Lien Initial Term Loan
4.00% (3 Month LIBOR + 3.25%), due 3/3/28 (b)	$ 1,985,000	$ 1,981,278
Raptor Acquisition Corp.
First Lien Term Loan B
4.75% (3 Month LIBOR + 4.00%), due 11/1/26 (b)	1,250,000	1,249,610
Select Medical Corp.
Tranche Term Loan B
2.36% (1 Month LIBOR + 2.25%), due 3/6/25 (b)	3,048,392	3,022,669
Sound Inpatient Physicians, Inc.
First Lien Initial Term Loan
2.854% (1 Month LIBOR + 2.75%), due 6/27/25 (b)(c)	482,500	480,238
Sunshine Luxembourg VII SARL
Facility Term Loan B3
4.50% (3 Month LIBOR + 3.75%), due 10/1/26 (b)	6,462,835	6,466,875
Team Health Holdings, Inc.
Initial Term Loan
3.75% (1 Month LIBOR + 2.75%), due 2/6/24 (b)	2,828,378	2,699,081
		61,198,870
High Tech Industries 0.6%
Altar Bidco, Inc.
Term Loan
TBD, due 11/17/28	1,875,000	1,866,797
NAB Holdings LLC
Initial Term Loan
3.50% (3 Month LIBOR + 3.00%), due 11/23/28 (b)	900,000	895,050
Tempo Acquisition LLC
Third Incremental Term Loan
3.50% (1 Month LIBOR + 3.00%), due 8/31/28 (b)	598,500	599,497
Trans Union LLC
2021 Incremental Term Loan B6
2.75% (1 Month LIBOR + 2.25%), due 12/1/28 (b)	1,567,742	1,562,951
		4,924,295
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments December 31, 2021† (continued)
	Principal Amount	Value
Loan Assignments (continued)
Home and Office Furnishings, Housewares & Durable Consumer Products 0.2%
Serta Simmons Bedding LLC
First Lien Initial Term Loan
4.50% (3 Month LIBOR + 3.50%), due 11/8/23 (b)	$ 2,493,459	$ 1,538,464
Hotels, Motels, Inns & Gaming 4.2%
Aimbridge Acquisition Co., Inc.
First Lien 2019 Initial Term Loan
3.854% (1 Month LIBOR + 3.75%), due 2/2/26 (b)	2,694,312	2,630,322
AP Gaming I LLC
First Lien Incremental Term Loan B
4.50% (3 Month LIBOR + 3.50%), due 2/15/24 (b)	1,815,988	1,804,072
Caesars Resort Collection LLC
Term Loan B
2.854% (1 Month LIBOR + 2.75%), due 12/23/24 (b)	2,375,662	2,360,517
Churchill Downs, Inc.
Facility Term Loan B
2.11% (1 Month LIBOR + 2.00%), due 12/27/24 (b)	1,927,254	1,917,618
Entain plc
USD Facility Term Loan B
3.00% (3 Month LIBOR + 2.50%), due 3/29/27 (b)	1,279,286	1,274,887
Everi Holdings, Inc.
Term Loan B
3.00% (1 Month LIBOR + 2.50%), due 8/3/28 (b)	1,470,362	1,466,227
Four Seasons Holdings, Inc.
First Lien 2013 Term Loan
2.104% (1 Month LIBOR + 2.00%), due 11/30/23 (b)	1,431,979	1,424,998
Golden Entertainment, Inc.
First Lien Facility Term Loan B
3.75% (1 Month LIBOR + 3.00%), due 10/21/24 (b)	1,347,150	1,342,940
Hilton Worldwide Finance LLC
Refinanced Term Loan B2
1.852% (1 Month LIBOR + 1.75%), due 6/22/26 (b)	235,804	233,642
	Principal Amount	Value

Hotels, Motels, Inns & Gaming (continued)
Oceankey U.S. II Corp.
Initial Term Loan
4.00% (1 Month LIBOR + 3.50%), due 12/15/28 (b)	$ 1,000,000	$ 995,000
PCI Gaming Authority
Facility Term Loan B
2.604% (1 Month LIBOR + 2.50%), due 5/29/26 (b)	2,449,126	2,437,263
Penn National Gaming, Inc.
Facility Term Loan B1
3.00% (1 Month LIBOR + 2.25%), due 10/15/25 (b)	1,030,831	1,029,074
Scientific Games International, Inc.
Initial Term Loan B5
2.854% (1 Month LIBOR + 2.75%), due 8/14/24 (b)	4,255,005	4,235,857
Station Casinos LLC
Facility Term Loan B1
2.50% (1 Month LIBOR + 2.25%), due 2/8/27 (b)	1,631,498	1,615,183
Travel + Leisure Co.
Term Loan B
2.354% (1 Month LIBOR + 2.25%), due 5/30/25 (b)	1,942,311	1,910,142
UFC Holdings LLC
First Lien Term Loan B3
3.50% (3 Month LIBOR + 2.75%), due 4/29/26 (b)	4,134,697	4,117,468
Whatabrands LLC
Initial Term Loan B
3.75% (1 Month LIBOR + 3.25%), due 8/3/28 (b)	2,000,000	1,991,666
Wyndham Hotels & Resorts, Inc.
Term Loan B
1.854% (1 Month LIBOR + 1.75%), due 5/30/25 (b)	2,426,061	2,399,525
		35,186,401
Insurance 3.9%
Acrisure LLC (b)
First Lien 2020 Term Loan
3.724% (3 Month LIBOR + 3.50%), due 2/15/27	3,006,864	2,969,278
First Lien 2021-2 Additional Term Loan
4.75% (1 Month LIBOR + 4.25%, 3 Month LIBOR + 4.25%), due 2/15/27	1,050,000	1,048,031

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay VP Floating Rate Portfolio

	Principal Amount	Value
Loan Assignments (continued)
Insurance (continued)
Alliant Holdings Intermediate LLC
Term Loan B4
4.00% (1 Month LIBOR + 3.50%), due 11/5/27 (b)	$ 1,995,000	$ 1,990,725
AmWINS Group, Inc.
Term Loan
3.00% (1 Month LIBOR + 2.25%), due 2/19/28 (b)	1,980,006	1,963,506
AssuredPartners, Inc.
2020 February Refinancing Term Loan
3.604% (1 Month LIBOR + 3.50%), due 2/12/27 (b)	3,157,084	3,128,333
Asurion LLC (b)
New Term Loan B7
3.104% (1 Month LIBOR + 3.00%), due 11/3/24	1,439,504	1,432,007
Replacement Term Loan B6
3.229% (1 Month LIBOR + 3.13%), due 11/3/23	888,306	885,451
New Term Loan B8
3.354% (1 Month LIBOR + 3.25%), due 12/23/26	990,000	982,369
New Term Loan B9
3.354% (1 Month LIBOR + 3.25%), due 7/31/27	496,250	492,631
Second Lien New Term Loan B3
5.354% (1 Month LIBOR + 5.25%), due 1/31/28	300,000	299,438
Second Lien New Term Loan B4
5.354% (1 Month LIBOR + 5.25%), due 1/20/29	2,500,000	2,488,542
Broadstreet Partners, Inc.
Tranche Term Loan B2
3.75% (1 Month LIBOR + 3.25%), due 1/27/27 (b)	698,250	693,304
Hub International Ltd. (b)
Initial Term Loan
2.875% (3 Month LIBOR + 2.75%), due 4/25/25	1,404,422	1,386,086
Incremental Term Loan B3
4.00% (2 Month LIBOR + 3.25%), due 4/25/25	2,987,443	2,984,330
NFP Corp.
Closing Date Term Loan
3.354% (1 Month LIBOR + 3.25%), due 2/15/27 (b)	1,929,289	1,895,872
	Principal Amount	Value

Insurance (continued)
Ryan Specialty Group LLC
Initial Term Loan
3.75% (1 Month LIBOR + 3.00%), due 9/1/27 (b)	$ 987,500	$ 986,266
Sedgwick Claims Management Services, Inc. (b)
Initial Term Loan
3.354% (1 Month LIBOR + 3.25%), due 12/31/25	2,924,997	2,900,866
2019 Term Loan
3.854% (1 Month LIBOR + 3.75%), due 9/3/26	975,000	973,375
USI, Inc.
2017 New Term Loan
3.224% (3 Month LIBOR + 3.00%), due 5/16/24 (b)	2,872,500	2,849,759
		32,350,169
Leisure, Amusement, Motion Pictures & Entertainment 1.3%
Bombardier Recreational Products, Inc.
2020 Replacement Term Loan
2.104% (1 Month LIBOR + 2.00%), due 5/24/27 (b)	2,282,010	2,252,059
Boyd Gaming Corp.
Refinancing Term Loan B
2.354% (1 Month LIBOR + 2.25%), due 9/15/23 (b)	1,378,707	1,377,127
Creative Artists Agency LLC
Closing Date Term Loan
3.854% (1 Month LIBOR + 3.75%), due 11/27/26 (b)	1,470,000	1,465,406
Fitness International LLC (b)
Term Loan A
4.25% (3 Month LIBOR + 3.25%), due 1/8/25	1,147,500	1,067,175
Term Loan B
4.25% (3 Month LIBOR + 3.25%), due 4/18/25	270,764	252,487
Lions Gate Capital Holdings LLC
Term Loan B
2.354% (1 Month LIBOR + 2.25%), due 3/24/25 (b)	1,018,273	1,005,544
Marriott Ownership Resorts, Inc.
2019 Refinancing Term Loan
1.854% (1 Month LIBOR + 1.75%), due 8/29/25 (b)	1,313,765	1,288,803
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Portfolio of Investments December 31, 2021† (continued)
	Principal Amount	Value
Loan Assignments (continued)
Leisure, Amusement, Motion Pictures & Entertainment (continued)
William Morris Endeavor Entertainment LLC (IMG Worldwide Holdings LLC)
First Lien Term Loan B1
2.86% (1 Month LIBOR + 2.75%), due 5/18/25 (b)	$ 2,617,945	$ 2,559,042
		11,267,643
Machinery (Non-Agriculture, Non-Construct & Non-Electronic) 1.0%
Advanced Drainage Systems, Inc.
Initial Term Loan
2.375% (1 Month LIBOR + 2.25%), due 7/31/26 (b)	467,143	467,143
Brown Group Holdings LLC
Initial Term Loan
3.00% (3 Month LIBOR + 2.50%), due 6/7/28 (b)	1,164,852	1,161,940
Columbus McKinnon Corp.
Initial Term Loan
3.25% (6 Month LIBOR + 2.75%), due 5/14/28 (b)	1,461,576	1,461,576
CPM Holdings, Inc. (b)
First Lien Initial Term Loan
3.599% (1 Month LIBOR + 3.50%), due 11/17/25	1,454,995	1,442,871
Second Lien Initial Term Loan
8.349% (1 Month LIBOR + 8.25%), due 11/16/26 (c)(d)	797,980	794,987
Husky Injection Molding Systems Ltd.
Initial Term Loan
3.354% (3 Month LIBOR + 3.00%), due 3/28/25 (b)	1,804,683	1,771,127
Welbilt, Inc.
2018 Term Loan B
2.604% (1 Month LIBOR + 2.50%), due 10/23/25 (b)	1,284,178	1,278,293
		8,377,937
Manufacturing 2.4%
ASP Blade Holdings, Inc.
Initial Term Loan
4.50% (1 Month LIBOR + 4.00%), due 10/13/28 (b)	1,500,000	1,499,062
CP Atlas Buyer, Inc.
Term Loan B
4.25% (3 Month LIBOR + 3.75%), due 11/23/27 (b)	3,356,767	3,337,046
	Principal Amount	Value

Manufacturing (continued)
FCG Acquisitions, Inc.
First Lien Initial Term Loan
4.25% (3 Month LIBOR + 3.75%), due 3/31/28 (b)	$ 995,017	$ 991,534
Filtration Group Corp.
2021 Incremental Term Loan
4.00% (1 Month LIBOR + 3.50%), due 10/21/28 (b)	798,000	796,205
Idemia Group SAS
USD Facility Term Loan B3
5.25% (3 Month LIBOR + 4.50%), due 1/10/26 (b)	1,073,052	1,071,040
II-VI, Inc.
Term Loan B
TBD, due 12/8/28	2,750,000	2,743,125
LTI Holdings, Inc.
First Lien Third Amendment Additional Term Loan
4.854% (1 Month LIBOR + 4.75%), due 7/24/26 (b)(c)	500,000	496,250
Madison IAQ LLC
Term Loan
3.75% (3 Month LIBOR + 3.25%), due 6/21/28 (b)	2,348,200	2,345,265
MKS Instruments, Inc.
Term Loan
TBD, due 10/20/28	2,450,000	2,443,365
Pro Mach Group, Inc.
First Lien Closing Date Initial Term Loan
5.00% (3 Month LIBOR + 4.00%), due 8/31/28 (b)	2,498,254	2,504,500
Standard Industries, Inc.
Initial Term Loan
3.00% (3 Month LIBOR + 2.50%), due 9/22/28 (b)	1,070,132	1,069,983
Weber-Stephen Products LLC
Initial Term Loan B
4.00% (1 Month LIBOR + 3.25%, 3 Month LIBOR + 3.25%), due 10/30/27 (b)	293,011	293,220
Zurn LLC
First Lien Term Loan B
2.75% (1 Month LIBOR + 2.25%), due 10/4/28 (b)	850,000	849,788
		20,440,383

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay VP Floating Rate Portfolio

	Principal Amount	Value
Loan Assignments (continued)
Media 1.7%
Cogeco Communications Finance (USA) LP
Amendment No. 5 Incremental Term Loan B
3.00% (1 Month LIBOR + 2.50%), due 9/1/28 (b)	$ 1,250,000	$ 1,243,750
Directv Financing LLC
Closing Date Term Loan
5.75% (3 Month LIBOR + 5.00%), due 8/2/27 (b)	4,105,500	4,107,832
Gray Television, Inc.
Term Loan D
3.099% (1 Month LIBOR + 3.00%), due 12/1/28 (b)	1,600,000	1,591,000
KKR Apple Bidco LLC
First Lien Initial Term Loan
3.50% (1 Month LIBOR + 3.00%), due 9/22/28 (b)	2,370,000	2,359,795
Mission Broadcasting, Inc.
Term Loan B4
2.599% (1 Month LIBOR + 2.50%), due 6/2/28 (b)	598,500	596,469
Radiate Holdco LLC
Amendment No. 6 Term Loan B
4.00% (1 Month LIBOR + 3.25%), due 9/25/26 (b)	4,095,109	4,078,613
		13,977,459
Mining, Steel, Iron & Non-Precious Metals 0.9%
American Rock Salt Co. LLC
First Lien Initial Term Loan
4.75% (1 Month LIBOR + 4.00%), due 6/9/28 (b)	1,250,857	1,246,166
Gates Global LLC
Initial Dollar Term Loan B3
3.25% (1 Month LIBOR + 2.50%), due 3/31/27 (b)	2,928,946	2,921,623
Graftech International Ltd.
Initial Term Loan
3.50% (3 Month LIBOR + 3.00%), due 2/12/25 (b)	758,550	757,981
MRC Global (U.S.), Inc.
2018 Refinancing Term Loan
3.104% (1 Month LIBOR + 3.00%), due 9/20/24 (b)	1,054,451	1,046,543
	Principal Amount	Value

Mining, Steel, Iron & Non-Precious Metals (continued)
U.S. Silica Co.
Term Loan
5.00% (1 Month LIBOR + 4.00%), due 5/1/25 (b)	$ 1,443,451	$ 1,407,590
		7,379,903
Oil & Gas 1.7%
Buckeye Partners LP
2021 Tranche Term Loan B1
2.354% (1 Month LIBOR + 2.25%), due 11/1/26 (b)	1,351,041	1,345,636
ChampionX Corp.
Initial Term Loan
2.625% (1 Month LIBOR + 2.50%), due 5/9/25 (b)(c)	202,410	200,639
DT Midstream, Inc.
Initial Term Loan
2.50% (3 Month LIBOR + 2.00%), due 6/26/28 (b)	796,000	796,995
Fleet Midco I Ltd.
Facility Term Loan B
3.104% (1 Month LIBOR + 3.00%), due 10/7/26 (b)	1,221,875	1,209,656
GIP III Stetson I LP
Initial Term Loan
4.354% (1 Month LIBOR + 4.25%), due 7/18/25 (b)(c)	1,491,569	1,436,381
Keane Group Holdings LLC
Initial Term Loan
5.50% (1 Month LIBOR + 4.50%), due 5/25/25 (b)	965,000	955,350
Lucid Energy Group II Borrower LLC
2021 Initial Term Loan
5.00% (3 Month LIBOR + 4.25%), due 11/24/28 (b)	1,351,000	1,332,424
Medallion Midland Acquisition LLC
Initial Term Loan
4.50% (1 Month LIBOR + 3.75%), due 10/18/28 (b)	576,056	571,976
Murphy Oil USA, Inc.
Tranche Term Loan B
2.25% (1 Month LIBOR + 1.75%), due 1/31/28 (b)	447,750	447,750
NorthRiver Midstream Finance LP
Initial Term Loan B
3.382% (3 Month LIBOR + 3.25%), due 10/1/25 (b)	1,161,000	1,158,420
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Portfolio of Investments December 31, 2021† (continued)
	Principal Amount	Value
Loan Assignments (continued)
Oil & Gas (continued)
Oryx Midstream Services Permian Basin LLC
Initial Term Loan
3.75% (3 Month LIBOR + 3.25%), due 10/5/28 (b)	$ 1,000,000	$ 992,500
PES Holdings LLC
Tranche Term Loan C
6.311% (3.00% PIK) (1 Month LIBOR + 4.50%), due 12/31/22 (b)(c)(d)(e)(f)(g)	1,133,978	45,359
Prairie ECI Acquiror LP
Initial Term Loan
4.854% (1 Month LIBOR + 4.75%), due 3/11/26 (b)	1,185,525	1,145,883
Traverse Midstream Partners LLC
Advance Term Loan
5.25% (3 Month LIBOR + 4.25%), due 9/27/24 (b)	1,217,722	1,210,873
Veritas U.S., Inc.
Dollar 2021 Term Loan B
6.00% (3 Month LIBOR + 5.00%), due 9/1/25 (b)	1,193,970	1,192,105
		14,041,947
Packaging 0.3%
LABL, Inc.
Initial Dollar Term Loan
5.50% (1 Month LIBOR + 5.00%), due 10/29/28 (b)	1,500,000	1,496,562
Plastipakj Holdings, Inc.
2021 Tranche Term Loan B
3.00% (1 Month LIBOR + 2.50%), due 12/1/28 (b)	1,000,000	996,750
		2,493,312
Personal & Nondurable Consumer Products 1.0%
ABG Intermediate Holdings 2 LLC, Term Loan B1
TBD, due 12/21/28 (c)(d)	284,179	282,758
Caesars Resort Collection LLC
Term Loan B1
3.604% (1 Month LIBOR + 3.50%), due 7/21/25 (b)	1,036,875	1,036,227
Foundation Building Materials, Inc.
First Lien Initial Term Loan
3.75% (1 Month LIBOR + 3.25%, 3 Month LIBOR + 3.25%), due 1/31/28 (b)	746,250	739,953
	Principal Amount	Value

Personal & Nondurable Consumer Products (continued)
Leslie's Poolmart, Inc.
Initial Term Loan
3.00% (3 Month LIBOR + 2.50%), due 3/9/28 (b)	$ 1,985,000	$ 1,976,316
Michaels Cos., Inc. (The)
Term Loan B
5.00% (3 Month LIBOR + 4.25%), due 4/15/28 (b)	3,184,000	3,148,976
Prestige Brands, Inc.
Term Loan B5
2.50% (1 Month LIBOR + 2.00%), due 7/3/28 (b)	825,000	824,656
Spectrum Brands, Inc.
2021 Term Loan
2.50% (1 Month LIBOR + 2.00%), due 3/3/28 (b)	99,250	98,754
		8,107,640
Personal & Nondurable Consumer Products (Manufacturing Only) 0.8%
American Builders & Contractors Supply Co., Inc.
Restatement Effective Date Term Loan
2.104% (1 Month LIBOR + 2.00%), due 1/15/27 (b)	1,700,751	1,688,300
Hercules Achievement, Inc.
First Lien Initial Term Loan
4.50% (1 Month LIBOR + 3.50%), due 12/16/24 (b)	1,920,069	1,880,707
SRAM LLC
Initial Term Loan
3.25% (1 Month LIBOR + 2.75%, 3 Month LIBOR + 2.75%, 6 Month LIBOR + 2.75%), due 5/18/28 (b)	2,781,818	2,778,341
		6,347,348
Personal Transportation 0.5%
First Student Bidco, Inc. (b)
Initial Term Loan B
3.50% (3 Month LIBOR + 3.00%), due 7/21/28	788,824	783,674
Initial Term Loan C
3.50% (3 Month LIBOR + 3.00%), due 7/21/28	291,176	289,276
Uber Technologies, Inc. (b)
2021 Incremental Term Loan
3.604% (1 Month LIBOR + 3.50%), due 4/4/25	1,727,621	1,726,811

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay VP Floating Rate Portfolio

	Principal Amount	Value
Loan Assignments (continued)
Personal Transportation (continued)
Uber Technologies, Inc. (b) (continued)
2021 Refinancing Term Loan
3.604% (1 Month LIBOR + 3.50%), due 2/25/27	$ 992,147	$ 991,526
		3,791,287
Personal, Food & Miscellaneous Services 2.2%
1011778 B.C. Unlimited Liability Co.
Term Loan B4
1.854% (1 Month LIBOR + 1.75%), due 11/19/26 (b)	2,142,986	2,114,414
Aramark Intermediate HoldCo Corp. (b)
U.S. Term Loan B3
1.851% (1 Month LIBOR + 1.75%), due 3/11/25	2,182,663	2,152,651
U.S. Term Loan B5
2.601% (1 Month LIBOR + 2.50%), due 4/6/28	1,402,972	1,395,372
Hayward Industries, Inc.
First Lien Refinancing Term Loan
3.00% (1 Month LIBOR + 2.50%), due 5/30/28 (b)	2,786,000	2,771,571
Hillman Group, Inc. (The) (b)
Initial Term Loan
3.25% (1 Month LIBOR + 2.75%), due 7/14/28	538,874	536,854
Initial Delayed Draw Term Loan 2.75%-3.25%
(1 Month LIBOR + 2.75%), due 7/14/28 (c)	10,352	10,311
IRB Holding Corp. (b)
2020 Replacement Term Loan B
3.75% (3 Month LIBOR + 2.75%), due 2/5/25	2,410,987	2,404,959
Fourth Amendment Incremental Term Loan
4.25% (3 Month LIBOR + 3.25%), due 12/15/27	2,147,481	2,145,244
KFC Holding Co.
2021 Term Loan B
1.854% (1 Month LIBOR + 1.75%), due 3/15/28 (b)	1,463,993	1,459,113
WW International, Inc.
Initial Term Loan
4.00% (1 Month LIBOR + 3.50%), due 4/13/28 (b)	3,402,000	3,364,942
		18,355,431
	Principal Amount	Value

Pharmaceuticals 0.1%
Padagis LLC
Term Loan B
5.25% (3 Month LIBOR + 4.75%), due 7/6/28 (b)	$ 1,129,412	$ 1,122,353
Printing & Publishing 0.8%
Getty Images, Inc.
Initial Dollar Term Loan
4.625% (1 Month LIBOR + 4.50%), due 2/19/26 (b)	1,459,311	1,459,615
Severin Acquisition LLC
First Lien Initial Term Loan
3.104% (1 Month LIBOR + 3.00%), due 8/1/25 (b)	1,950,049	1,939,080
Springer Nature Deutschland GmbH
Initial Term Loan B18
3.75% (1 Month LIBOR + 3.00%), due 8/14/26 (b)	3,062,584	3,061,818
		6,460,513
Radio and TV Broadcasting 0.1%
Nielsen Finance LLC
Term Loan B4
2.102% (1 Month LIBOR + 2.00%), due 10/4/23 (b)	722,413	721,611
Retail 0.4%
Great Outdoors Group LLC
Term Loan B2
4.50% (3 Month LIBOR + 3.75%), due 3/6/28 (b)	3,383,445	3,384,501
Retail Store 1.6%
BJ's Wholesale Club, Inc.
First Lien Tranche Term Loan B
2.105% (1 Month LIBOR + 2.00%), due 2/3/24 (b)	1,549,996	1,549,467
EG Group Ltd. (b)
USD Additional Facility Term Loan
4.132% (3 Month LIBOR + 4.00%), due 2/7/25	1,447,526	1,440,289
USD Facility Term Loan B
4.224% (3 Month LIBOR + 4.00%), due 2/7/25	665,178	661,852
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Portfolio of Investments December 31, 2021† (continued)
	Principal Amount	Value
Loan Assignments (continued)
Retail Store (continued)
Harbor Freight Tools USA, Inc.
2021 Initial Term Loan
3.25% (1 Month LIBOR + 2.75%), due 10/19/27 (b)	$ 3,843,444	$ 3,832,032
PetSmart LLC
Initial Term Loan
4.50% (3 Month LIBOR + 3.75%), due 2/11/28 (b)	1,396,500	1,398,246
Rising Tide Holdings, Inc.
First Lien Initial Term Loan
5.50% (1 Month LIBOR + 4.75%), due 6/1/28 (b)	2,427,800	2,418,696
White Cap Buyer LLC
Initial Closing Date Term Loan
4.50%, due 10/19/27	1,982,487	1,983,314
		13,283,896
Services: Business 4.0%
ConnectWise LLC
Initial Term Loan
4.00% (3 Month LIBOR + 3.50%), due 9/29/28 (b)	1,400,000	1,395,250
Dun & Bradstreet Corp. (The)
Initial Borrowing Term Loan
3.352% (1 Month LIBOR + 3.25%), due 2/6/26 (b)	2,922,981	2,909,828
Electron Bidco, Inc.
First Lien Initial Term Loan
3.75% (3 Month LIBOR + 3.25%), due 11/1/28 (b)	1,666,667	1,661,012
GIP II Blue Holding LP
Initial Term Loan
5.50% (3 Month LIBOR + 4.50%), due 9/29/28 (b)	2,333,333	2,324,583
Hunter Holdco 3 Ltd.
First Lien Initial Dollar Term Loan
4.75% (6 Month LIBOR + 4.25%), due 8/19/28 (b)	3,033,000	3,033,000
ICON plc
U.S. Term Loan
2.75% (3 Month LIBOR + 2.25%), due 7/3/28 (b)	452,186	451,997
Indy U.S. Bidco LLC
2021 Refinancing Dollar Term Loan
3.854% (1 Month LIBOR + 3.75%), due 3/6/28 (b)	1,488,769	1,488,148
	Principal Amount	Value

Services: Business (continued)
Intrado Corp.
Initial Term Loan B
5.00% (3 Month LIBOR + 4.00%), due 10/10/24 (b)	$ 1,517,145	$ 1,436,682
Mercury Borrower, Inc.
First Lien Initial Term Loan
4.00% (3 Month LIBOR + 3.50%), due 8/2/28 (b)	4,800,000	4,778,002
Mitchell International, Inc. (b)
First Lien Initial Term Loan
4.25% (1 Month LIBOR + 3.75%), due 10/15/28	2,000,000	1,986,876
Second Lien Initial Term Loan
7.00% (1 Month LIBOR + 6.50%), due 10/15/29	1,200,000	1,206,500
MPH Acquisition Holdings LLC
Initial Term Loan
4.75% (3 Month LIBOR + 4.25%), due 9/1/28 (b)	2,493,750	2,432,965
Osmosis Buyer Ltd.
Initial Term Loan B
4.50% (1 Month LIBOR + 4.00%), due 7/31/28 (b)	2,186,667	2,187,213
PECF USS Intermediate Holding III Corp.
Initial Term Loan
4.75%, due 12/15/28	1,000,000	1,000,500
Phoenix Newco, Inc.
First Lien Initial Term Loan
4.00% (1 Month LIBOR + 3.50%), due 11/15/28 (b)	1,500,000	1,499,063
Polaris Newco LLC
First Lien Dollar Term Loan
4.50% (1 Month LIBOR + 4.00%), due 6/2/28 (b)	2,992,500	2,989,507
Project Boost Purchaser LLC
2021 Tranche Term Loan 2
4.00% (1 Month LIBOR + 3.50%), due 5/30/26 (b)	746,250	746,250
		33,527,376
Software 1.7%
AppLovin Corp.
Amendment No. 6 New Term Loan B
3.50% (1 Month LIBOR + 3.00%), due 10/25/28 (b)	1,197,000	1,195,504

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay VP Floating Rate Portfolio

	Principal Amount	Value
Loan Assignments (continued)
Software (continued)
Cornerstone OnDemand, Inc.
First Lien Initial Term Loan
4.25% (3 Month LIBOR + 3.75%), due 10/16/28 (b)	$ 1,875,000	$ 1,868,437
Informatica LLC
Initial Term Loan
2.875% (1 Month LIBOR + 2.75%), due 10/27/28 (b)	2,960,000	2,946,680
Magenta Buyer LLC
First Lien Initial Term Loan
5.75% (3 Month LIBOR + 5.00%), due 7/27/28 (b)	698,250	696,795
Ping Identity Corp.
Term Loan
4.25% (3 Month LIBOR + 3.75%), due 11/23/28 (b)	666,667	666,667
Sophia LP
First Lien Term Loan B
3.724% (3 Month LIBOR + 3.50%), due 10/7/27 (b)	679,958	679,473
Sovos Compliance LLC
First Lien Initial Term Loan
5.00% (1 Month LIBOR + 4.50%), due 8/11/28 (b)	426,370	427,283
UKG, Inc. (b)
First Lien 2021-2 Incremental Term Loan
3.75% (1 Month LIBOR + 3.25%), due 5/4/26	3,901,563	3,877,179
Second Lien 2021 Incremental Term Loan
5.75% (1 Month LIBOR + 5.25%), due 5/3/27	200,000	200,438
Vision Solutions, Inc.
First Lien Third Incremental Term Loan
4.75% (3 Month LIBOR + 4.00%), due 4/24/28 (b)	1,662,500	1,658,344
		14,216,800
Telecommunications 4.1%
Avaya, Inc.
Tranche Term Loan B2
4.11% (1 Month LIBOR + 4.00%), due 12/15/27 (b)	1,168,269	1,166,627
Azalea TopCo, Inc.
First Lien Initial Term Loan
3.629% (3 Month LIBOR + 3.50%), due 7/24/26 (b)	2,443,750	2,430,309
	Principal Amount	Value

Telecommunications (continued)
Cablevision Lightpath LLC
Initial Term Loan
3.75% (1 Month LIBOR + 3.25%), due 11/30/27 (b)	$ 1,492,462	$ 1,488,731
Connect Finco SARL
Amendement No.1 Refinancing Term Loan
4.50% (1 Month LIBOR + 3.50%), due 12/11/26 (b)	3,949,849	3,947,380
CSC Holdings LLC
September 2019 Initial Term Loan
2.61% (1 Month LIBOR + 2.50%), due 4/15/27 (b)	3,635,864	3,587,387
Cyxtera DC Holdings, Inc.
First Lien Initial Term Loan
4.00% (3 Month LIBOR + 3.00%), due 5/1/24 (b)(c)	955,000	943,360
Frontier Communications Holdings LLC
Term Loan B
4.50% (3 Month LIBOR + 3.75%), due 5/1/28 (b)	2,133,875	2,130,141
Gogo Intermediate Holdings LLC
Initial Term Loan
4.50% (3 Month LIBOR + 3.75%), due 4/30/28 (b)	2,987,494	2,980,025
Intelsat Jackson Holdings SA
Tranche Term Loan B3
8.00% (1 Month LIBOR + 4.75%), due 11/27/23 (b)	1,639,180	1,635,082
Level 3 Financing, Inc.
Tranche 2027 Term Loan B
1.854% (1 Month LIBOR + 1.75%), due 3/1/27 (b)	1,500,000	1,478,625
Lumen Technologies, Inc.
Term Loan B
2.354% (1 Month LIBOR + 2.25%), due 3/15/27 (b)	2,687,594	2,654,000
Redstone HoldCo 2 LP
First Lien Initial Term Loan
5.50% (3 Month LIBOR + 4.75%), due 4/27/28 (b)	2,493,750	2,376,856
SBA Senior Finance II LLC
Initial Term Loan
1.86% (1 Month LIBOR + 1.75%), due 4/11/25 (b)	1,771,409	1,750,988
Telesat Canada
Term Loan B5
2.90% (2 Month LIBOR + 2.75%), due 12/7/26 (b)	1,220,447	1,100,690
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Portfolio of Investments December 31, 2021† (continued)
	Principal Amount	Value
Loan Assignments (continued)
Telecommunications (continued)
Zayo Group Holdings, Inc.
Initial Dollar Term Loan
3.104% (1 Month LIBOR + 3.00%), due 3/9/27 (b)	$ 4,348,136	$ 4,283,818
		33,954,019
Utilities 2.8%
Astoria Energy LLC
2020 Advance Term Loan B
4.50% (3 Month LIBOR + 3.50%), due 12/10/27 (b)	665,814	662,947
Brookfield WEC Holdings, Inc.
First Lien 2021 Initial Term Loan
3.25% (1 Month LIBOR + 2.75%), due 8/1/25 (b)	2,913,038	2,891,796
Calpine Corp.
2019 Term Loan
2.11% (1 Month LIBOR + 2.00%), due 4/5/26 (b)	3,071,250	3,032,540
Compass Power Generation LLC
Tranche Term Loan B1
4.50% (1 Month LIBOR + 3.50%), due 12/20/24 (b)	1,541,351	1,534,415
Edgewater Generation LLC
Term Loan
3.854% (1 Month LIBOR + 3.75%), due 12/13/25 (b)	3,213,662	3,031,891
ExGen Renewables IV LLC
Term Loan
3.50% (3 Month LIBOR + 2.50%), due 12/15/27 (b)	1,475,042	1,473,198
Granite Generation LLC
Term Loan
4.75% (1 Month LIBOR + 3.75%, 3 Month LIBOR + 3.75%), due 11/9/26 (b)	3,179,249	3,125,103
Hamilton Projects Acquiror LLC
Term Loan
5.25% (3 Month LIBOR + 4.50%), due 6/17/27 (b)	2,462,500	2,458,395
PG&E Corp.
Term Loan
3.50% (3 Month LIBOR + 3.00%), due 6/23/25 (b)	1,723,750	1,704,358
	Principal Amount	Value

Utilities (continued)
Vistra Operations Co. LLC
2018 Incremental Term Loan 1.854%-1.859%
(1 Month LIBOR + 1.75%), due 12/31/25 (b)	$ 3,117,054	$ 3,090,892
		23,005,535
Total Loan Assignments (Cost $778,859,957)		771,308,539
Total Long-Term Bonds (Cost $807,570,183)		800,777,868

	Shares
Affiliated Investment Company 0.3%
Fixed Income Fund 0.3%
MainStay MacKay High Yield Corporate Bond Fund Class I	436,571	2,452,610
Total Affiliated Investment Company (Cost $2,453,413)		2,452,610
Common Stocks 0.0% ‡
Communications Equipment 0.0% ‡
Energy Future Holdings Corp. (c)(d)(h)(i)	94,456	—
Millennium Corporate Trust (c)(d)(h)(i)	1,243	—
Millennium Lender Trust (c)(d)(h)(i)	1,324	—
		—
Metals & Mining 0.0% ‡
Ameriforge Group, Inc. (c)(d)(h)(i)	45,694	78,594
Total Common Stocks (Cost $1,573,379)		78,594

	Number of Rights
Rights 0.0% ‡
Independent Power and Renewable Electricity Producers 0.0% ‡
Vistra Energy Corp.
Expires 12/31/46 (c)(d)(h)(i)	57,684	55,954
Total Rights (Cost $47,301)		55,954

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
32	MainStay VP Floating Rate Portfolio

	Number of Warrants	Value
Warrants 0.0% ‡
Health Care Equipment & Supplies 0.0% ‡
Carestream Health, Inc.
Expires 8/5/23 (c)(d)(h)(i)	29	$ —
Health Care Providers & Services 0.0% ‡
THAIHOT Investment Co. Ltd.
Expires 10/13/27 (c)(d)(h)(i)(j)	22	0
Total Warrants (Cost $0)		0

	Principal Amount
Short-Term Investments 5.0%
U.S. Treasury Debt 5.0%
U.S. Treasury Bills (k)
0.01%, due 2/22/22	$ 10,000,000	9,999,757
0.015%, due 1/25/22	4,321,000	4,320,950
0.022%, due 1/18/22	2,524,000	2,523,984
0.026%, due 2/8/22	17,500,000	17,499,497
0.027%, due 1/13/22	2,862,000	2,861,988
0.03%, due 2/15/22	1,828,000	1,827,940
0.038%, due 3/10/22	1,400,000	1,399,891
0.051%, due 1/4/22	1,226,000	1,226,001
Total Short-Term Investments (Cost $41,660,114)		41,660,008
Total Investments (Cost $853,304,390)	101.4%	845,025,034
Other Assets, Less Liabilities	(1.4)	(11,335,552)
Net Assets	100.0%	$ 833,689,482

†	Percentages indicated are based on Portfolio net assets.
‡	Less than one-tenth of a percent.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Floating rate—Rate shown was the rate in effect as of December 31, 2021.
(c)	Illiquid security—As of December 31, 2021, the total market value deemed illiquid under procedures approved by the Board of Trustees was $15,532,435, which represented 1.9% of the Portfolio’s net assets. (Unaudited)
(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(e)	PIK ("Payment-in-Kind")—issuer may pay interest or dividends with additional securities and/or in cash.
(f)	Issue in default.
(g)	Issue in non-accrual status.
(h)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of December 31, 2021, the total market value was $134,548, which represented less than one-tenth of a percent of the Portfolio’s net assets.
(i)	Non-income producing security.
(j)	Less than $1.
(k)	Interest rate shown represents yield to maturity.

Abbreviation(s):
LIBOR—London Interbank Offered Rate
REIT—Real Estate Investment Trust
TBD—To Be Determined
USD—United States Dollar
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
33

Portfolio of Investments December 31, 2021† (continued)
The following is a summary of the fair valuations according to the inputs used as of December 31, 2021, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$ —	$ 29,469,329	$ —	$ 29,469,329
Loan Assignments	—	769,653,826	1,654,713	771,308,539
Total Long-Term Bonds	—	799,123,155	1,654,713	800,777,868
Affiliated Investment Company
Fixed Income Fund	2,452,610	—	—	2,452,610
Common Stocks	—	—	78,594	78,594
Rights	—	—	55,954	55,954
Warrants (b)	—	—	0	0
Short-Term Investments
U.S. Treasury Debt	—	41,660,008	—	41,660,008
Total Investments in Securities	$ 2,452,610	$ 840,783,163	$ 1,789,261	$ 845,025,034

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	Less than $1.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
34	MainStay VP Floating Rate Portfolio

Statement of Assets and Liabilities as of December 31, 2021
Assets
Investment in unaffiliated securities, at value (identified cost $850,850,977)	$842,572,424
Investment in affiliated investment companies, at value (identified cost $2,453,413)	2,452,610
Cash	6,117,133
Unrealized appreciation on unfunded commitments (See Note 5)	4,136
Receivables:
Investment securities sold	5,508,230
Interest	2,285,527
Portfolio shares sold	583,625
Other assets	3,072
Total assets	859,526,757
Liabilities
Payables:
Investment securities purchased	25,050,831
Manager (See Note 3)	418,898
Portfolio shares redeemed	154,709
NYLIFE Distributors (See Note 3)	111,258
Professional fees	55,173
Shareholder communication	35,147
Custodian	6,545
Trustees	74
Accrued expenses	4,640
Total liabilities	25,837,275
Net assets	$833,689,482
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 94,073
Additional paid-in-capital	884,379,814
884,473,887
Total distributable earnings (loss)	(50,784,405)
Net assets	$833,689,482
Initial Class
Net assets applicable to outstanding shares	$299,907,185
Shares of beneficial interest outstanding	33,863,512
Net asset value per share outstanding	$ 8.86
Service Class
Net assets applicable to outstanding shares	$533,782,297
Shares of beneficial interest outstanding	60,209,756
Net asset value per share outstanding	$ 8.87

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
35

Statement of Operations for the year ended December 31, 2021
Investment Income (Loss)
Income
Interest	$28,888,682
Dividends-affiliated	116,025
Dividends-unaffiliated	51
Other	7,304
Total income	29,012,062
Expenses
Manager (See Note 3)	4,518,328
Distribution/Service—Service Class (See Note 3)	1,288,741
Professional fees	129,790
Shareholder communication	50,066
Custodian	31,101
Trustees	14,707
Miscellaneous	52,086
Total expenses	6,084,819
Net investment income (loss)	22,927,243
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	(990,900)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	3,742,274
Affiliated investments	11,934
Unfunded commitments	4,136
Net change in unrealized appreciation (depreciation)	3,758,344
Net realized and unrealized gain (loss)	2,767,444
Net increase (decrease) in net assets resulting from operations	$25,694,687
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
36	MainStay VP Floating Rate Portfolio

Statements of Changes in Net Assets
for the years ended December 31, 2021 and December 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 22,927,243	$ 24,045,879
Net realized gain (loss)	(990,900)	(17,282,060)
Net change in unrealized appreciation (depreciation)	3,758,344	(1,860,669)
Net increase (decrease) in net assets resulting from operations	25,694,687	4,903,150
Distributions to shareholders:
Initial Class	(7,569,114)	(6,228,271)
Service Class	(15,125,910)	(17,934,955)
Total distributions to shareholders	(22,695,024)	(24,163,226)
Capital share transactions:
Net proceeds from sales of shares	272,707,260	67,930,271
Net asset value of shares issued to shareholders in reinvestment of distributions	22,695,024	24,163,559
Cost of shares redeemed	(103,761,021)	(218,800,676)
Increase (decrease) in net assets derived from capital share transactions	191,641,263	(126,706,846)
Net increase (decrease) in net assets	194,640,926	(145,966,922)
Net Assets
Beginning of year	639,048,556	785,015,478
End of year	$ 833,689,482	$ 639,048,556
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
37

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Initial Class	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 8.81	$ 8.93	$ 8.66	$ 9.08	$ 9.11
Net investment income (loss) (a)	0.28	0.32	0.44	0.43	0.39
Net realized and unrealized gain (loss)	0.05	(0.12)	0.27	(0.42)	(0.03)
Total from investment operations	0.33	0.20	0.71	0.01	0.36
Less distributions:
From net investment income	(0.28)	(0.32)	(0.44)	(0.43)	(0.39)
Net asset value at end of year	$ 8.86	$ 8.81	$ 8.93	$ 8.66	$ 9.08
Total investment return (b)	3.76%	2.45%	8.48%	(0.00)%‡(c)	3.98%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.23%	3.81%	4.98%	4.75%	4.21%
Net expenses (d)	0.64%	0.65%	0.65%	0.65%	0.64%
Portfolio turnover rate	29%	19%	35%	29%	52%
Net assets at end of year (in 000's)	$ 299,907	$ 142,403	$ 205,596	$ 187,285	$ 259,054

‡	Less than one-tenth of a percent.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended December 31,
Service Class	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 8.82	$ 8.94	$ 8.67	$ 9.09	$ 9.12
Net investment income (loss) (a)	0.26	0.30	0.42	0.41	0.36
Net realized and unrealized gain (loss)	0.05	(0.12)	0.27	(0.42)	(0.03)
Total from investment operations	0.31	0.18	0.69	(0.01)	0.33
Less distributions:
From net investment income	(0.26)	(0.30)	(0.42)	(0.41)	(0.36)
Net asset value at end of year	$ 8.87	$ 8.82	$ 8.94	$ 8.67	$ 9.09
Total investment return (b)	3.50%	2.20%	8.19%	(0.25)%(c)	3.71%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.96%	3.50%	4.73%	4.52%	3.96%
Net expenses (d)	0.89%	0.90%	0.90%	0.90%	0.89%
Portfolio turnover rate	29%	19%	35%	29%	52%
Net assets at end of year (in 000's)	$ 533,782	$ 496,645	$ 579,419	$ 611,492	$ 581,596

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
38	MainStay VP Floating Rate Portfolio

Notes to Financial Statements
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Floating Rate Portfolio (the "Portfolio"), a "non-diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. However, due to its principal investment strategies and investment processes, the Portfolio has historically operated as a "diversified" portfolio. Therefore, the Portfolio will not operate as "non-diversified" portfolio without first obtaining shareholder approval.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio (formerly known as MainStay VP Moderate Growth Allocation Portfolio) and MainStay VP Equity Allocation Portfolio (formerly known as MainStay VP Growth Allocation Portfolio), which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	May 2, 2005
Service Class	May 2, 2005
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek high current income.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
The Board of Trustees of the Fund (the "Board") adopted procedures establishing methodologies for the valuation of the Portfolio's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the

39

Notes to Financial Statements (continued)
asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2021, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The
Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio's valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. Securities that were fair valued in such a manner as of December 31, 2021, are shown in the Portfolio of Investments.
Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. No foreign equity

40	MainStay VP Floating Rate Portfolio

securities held by the Portfolio as of December 31, 2021 were fair valued in such a manner.
Equity securities, rights and warrants are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
A portfolio investment may be classified as an illiquid investment under the Portfolio's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Portfolio. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Portfolio's investments was determined as of December 31, 2021, and can change at any time. Illiquid investments as of December 31, 2021, are shown in the Portfolio of Investments.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state
41

Notes to Financial Statements (continued)
and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(F) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Loan Assignments, Participations and Commitments.  The Portfolio may invest in loan assignments and participations ("loans"). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Portfolio records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate ("LIBOR").
The loans in which the Portfolio may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Portfolio purchases an assignment from a lender, the Portfolio will generally have direct contractual rights against the borrower in favor of the lender. If the Portfolio purchases a participation interest either from a lender or a participant, the Portfolio typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Portfolio is subject to the credit risk of the lender or participant who sold the participation interest to the Portfolio, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or

42	MainStay VP Floating Rate Portfolio

intermediate participants become insolvent or enter into bankruptcy, the Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.
Unfunded commitments represent the remaining obligation of the Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of December 31, 2021, the Portfolio held unfunded commitments. (See Note 5).
(I) Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.
There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Portfolio could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Portfolio is exposed to risk until the sale or exercise of each right or warrant is completed. Rights and Warrants as of December 31, 2021 are shown in the Portfolio of Investments.
(J) Debt Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.
The Portfolio’s principal investments include floating rate loans, which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result, the Portfolio’s NAVs could decrease and you could lose money.
In addition, floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.
In certain circumstances, floating rate loans may not be deemed to be securities. As a result, the Portfolio may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.
The Portfolio may invest in foreign debt securities, which carry certain risks that are in addition to the usual risks inherent in domestic debt securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets.
(K) LIBOR Replacement Risk. The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. However, certain LIBOR tenors will continue beyond 2021 and the most widely used LIBOR tenors may continue until mid-2023. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known. New York Life Investments is currently working to assess exposure and will modify contracts as necessary.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. While the transition away from LIBOR has already begun with no material adverse effect to the Portfolio's performance, the transition is expected to last through mid-2023 for some LIBOR tenors. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period.
43

Notes to Financial Statements (continued)
(L) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. During a portion of the year ended December 31, 2021, the Portfolio reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. NYL Investors LLC ("NYL Investors" or ''Subadvisor''), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.60% up to $1 billion; 0.575% from $1 billion to $3 billion; and 0.565% in excess of $3 billion. During the year ended December 31, 2021, the effective management fee rate was 0.60%.
During the year ended December 31, 2021, New York Life Investments earned fees from the Portfolio in the amount of $4,518,328 and paid the Subadvisor fees of $2,259,151.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Prior to February 22, 2021, these services were provided by State Street Bank and Trust Company ("State Street").
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C) Investments in Affiliates (in 000’s).  During the year ended December 31, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay MacKay High Yield Corporate Bond Fund Class I	$ 2,454	$ —	$ —	$ —	$ (1)	$ 2,453	$ 116	$ —	437

44	MainStay VP Floating Rate Portfolio

Note 4-Federal Income Tax
As of December 31, 2021, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$853,345,278	$2,340,717	$(10,660,961)	$(8,320,244)
As of December 31, 2021, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$1,465,104	$(43,547,048)	$(386,353)	$(8,316,108)	$(50,784,405)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to interest accrual on defaulted securities.
As of December 31, 2021, for federal income tax purposes, capital loss carryforwards of $43,547,048, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$4,497	$39,050
The Portfolio utilized $(1,050,646) of capital loss carryforwards during the year ended December 31, 2021.
During the years ended December 31, 2021 and December 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2021	2020
Distributions paid from:
Ordinary Income	$22,695,024	$24,163,226
Note 5–Commitments and Contingencies
As of December 31, 2021, the Portfolio had unfunded commitments pursuant to the following loan agreements:
Borrower	Unfunded Commitments	Unrealized Appreciation/ (Depreciation)
ABG Intermediate Holdings 2 LLC
Term Loan B2
TBD, due 12/21/28	$1,802,584	$ 4,529
Term Loan B3
TBD, due 12/21/28	282,758	710
Hillman Group, Inc. (The), Initial Delayed Draw Term Loan 1.375%-3.25% (1 Month LIBOR + 2.75%), due 7/14/28	118,573	(446)
LTI Holdings, Inc., 1st Lien Term Loan, 2.375%, due 7/24/26	495,625	(1,875)
Medical Solutions Holdings, Inc., 1st Lien Term Loan, Delayed Draw Term Loan 1.75%, due 11/1/28	82,059	185
National Mentor Holdings, Inc., 1st Lien Term Loan, First Lien Delayed Draw Term Loan 3.75%, due 3/2/28	72,234	(983)
Osmosis Buyer Ltd., Term Loan B, Delayed Draw Term Loan B TBD, due 7/31/28	213,387	1,120
Pro Mach Group, Inc., 1st Lien Term Loan, First Lien Delayed Draw Term Loan 0.013%, due 8/31/28	315,031	786
Sovos Compliance LLC, 1st Lien Term Loan, First Lien Delayed Draw Term Loan TBD, due 8/11/28	73,788	158
Trident TPI Holdings, Inc., Tranche Delayed Draw Term Loan B3 4.00%-4.50% (3 Month LIBOR + 4.00%), due 9/15/28	38,093	(48)
Total	$3,494,132	$ 4,136
Commitments are available until maturity date.
Note 6–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Prior to February 22, 2021, these services were provided by State Street. The services provided by State Street were a direct expense of the Portfolio and are included in the Statement of Operations as Custodian
45

Notes to Financial Statements (continued)
fees which totaled $6,644 for the period January 1, 2021 through February 21, 2021.
Note 7–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 26, 2022, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2021, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 8–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2021, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 9–Purchases and Sales of Securities (in 000’s)
During the year ended December 31, 2021, purchases and sales of securities, other than short-term securities, were $414,916 and $215,422, respectively.
Note 10–Capital Share Transactions
Transactions in capital shares for the years ended December 31, 2021 and December 31, 2020, were as follows:
Initial Class	Shares	Amount
Year ended December 31, 2021:
Shares sold	19,774,894	$ 175,476,548
Shares issued to shareholders in reinvestment of distributions	853,852	7,569,114
Shares redeemed	(2,924,924)	(25,956,012)
Net increase (decrease)	17,703,822	$ 157,089,650
Year ended December 31, 2020:
Shares sold	902,443	$ 7,694,804
Shares issued to shareholders in reinvestment of distributions	735,186	6,228,563
Shares redeemed	(8,502,000)	(70,651,192)
Net increase (decrease)	(6,864,371)	$ (56,727,825)

Service Class	Shares	Amount
Year ended December 31, 2021:
Shares sold	10,956,996	$ 97,230,712
Shares issued to shareholders in reinvestment of distributions	1,704,919	15,125,910
Shares redeemed	(8,766,498)	(77,805,009)
Net increase (decrease)	3,895,417	$ 34,551,613
Year ended December 31, 2020:
Shares sold	7,072,308	$ 60,235,467
Shares issued to shareholders in reinvestment of distributions	2,112,090	17,934,996
Shares redeemed	(17,706,501)	(148,149,484)
Net increase (decrease)	(8,522,103)	$ (69,979,021)
Note 11–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 12–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2021, events and transactions subsequent to December 31, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

46	MainStay VP Floating Rate Portfolio

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MainStay VP Funds Trust and Shareholders of
MainStay VP Floating Rate Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Floating Rate Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodians, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
February 24, 2022
We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.
47

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay VP Floating Rate Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and NYL Investors LLC (“NYL Investors”) with respect to the Portfolio (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 8–9, 2021 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and NYL Investors in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2021 through December 2021, including information and materials furnished by New York Life Investments and NYL Investors in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or NYL Investors that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Portfolio and investment-related matters for the Portfolio as well as presentations from New York Life Investments and NYL Investors personnel. In addition, the Board took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2021 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by the applicable share classes of the Portfolio, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and NYL Investors; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and NYL Investors; (iii) the costs of the services provided, and profits realized, by New York Life Investments and NYL Investors with respect to their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and NYL Investors. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life

48	MainStay VP Floating Rate Portfolio

Investments and NYL Investors resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to investors and that the Portfolio’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 8–9, 2021 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and NYL Investors
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of NYL Investors, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of NYL Investors and ongoing analysis of, and interactions with, NYL Investors with respect to, among other things, the Portfolio’s investment performance and risks as well as NYL Investors’ investment capabilities and subadvisory services with respect to the Portfolio.
The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Portfolio. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that NYL Investors provides to the Portfolio and considered the terms of each of the Advisory Agreements. The Board evaluated NYL Investors’ experience and performance in serving as subadvisor to the Portfolio and advising other portfolios and NYL Investors’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at NYL Investors and New York Life Investments’ and NYL Investors’ overall resources, legal and compliance environment, capabilities, reputation and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and NYL Investors and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board reviewed NYL Investors’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the qualifications and experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and NYL Investors regarding the operations of their respective business continuity plans in response to the ongoing COVID-19 pandemic, including the remote working environment.
Based on these considerations, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant
49

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
investment categories and the Portfolio’s benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Portfolio as compared to peer funds.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance attributable to NYL Investors as well as discussions between the Portfolio’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or NYL Investors had taken, or had agreed to take, to seek to enhance Portfolio investment performance and the results of those actions.
Based on these considerations, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits Realized, by New York Life Investments and NYL Investors
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Portfolio. Because NYL Investors is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and NYL Investors in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and NYL Investors and profits realized by New York Life Investments and its affiliates , including NYL Investors, the Board considered, among other factors, New York Life Investments’ and its affiliates’ continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio. The Board also considered the financial resources of New York Life Investments and NYL Investors and acknowledged that New York Life Investments and NYL Investors must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and
NYL Investors to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.
The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New

50	MainStay VP Floating Rate Portfolio

York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Portfolio were not excessive.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fees paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fee paid to NYL Investors is paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and NYL Investors on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and those of the similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints and voluntary waivers on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.
Based on the factors outlined above, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Portfolio’s expense structure permits economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.
51

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
52	MainStay VP Floating Rate Portfolio

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Portfolio are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolio. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a
Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Nolan reached the age of 75 during the calendar year 2021. Accordingly, Mr. Nolan retired at the end of calendar year 2021, at which time, Ms. Hammond became a Trustee of the Portfolio. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Yie-Hsin Hung* 1962	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010	78	MainStay Funds: Trustee since 2017 (12 Funds);
MainStay Funds Trust: Trustee since 2017 (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2017;
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee
since March 2021; and
Turtle Beach Corporation: Director since April 2021
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
53

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021;VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Committee since 2018
Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007***	President, Strategic Management Advisors LLC since 1990	78	MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 Funds); MainStay Funds Trust: Chairman since 2017 and Trustee since 1990 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay Funds: Trustee since 2006 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Richard H. Nolan, Jr.**** 1946	MainStay VP Funds Trust: Trustee since 2006***	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay Funds: Trustee since 2007 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Independent Trustees
54	MainStay VP Floating Rate Portfolio

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (12 Funds);
MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Trustee since 2018, Chair of the Special Committee since 2019; and
Rhode Island School of Design: Trustee and Chair of the Finance Committee since 2015

Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC since 2018; President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds); MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Allstate Corporation: Director since 2015;
Partners in Health:Trustee since 2019 and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay Funds: Trustee since 1994 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund; Trustee since June 2021
**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
****	Pursuant to the Board's retirement policy, Mr. Nolan retired from the Board effective December 31, 2021.
Independent Trustees
55

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay VP Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since January 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust since 2017** and MainStay CBRE Global Infrastructure Megatrends Fund since 2021; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust since 2007**	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds Trust since 2009, MainStay Funds since 2007 and MainStay CBRE Global Infrastructure Megatrends Fund since 2021; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay VP Funds Trust since 2021, and 2014 to 2020	Vice President and Chief Compliance Officer, New York Life Investments Alternatives LLC and New York Life Investment Management Holdings LLC (since 2020); Vice President (since 2018) and Chief Compliance Officer (since 2016), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, IndexIQ Advisors LLC, IndexIQ Holdings Inc., IndexIQ LLC and IndexIQ Trust (since 2017); Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay Funds, MainStay Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2021 and 2014 to 2020); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust since 2010**	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds and MainStay Funds Trust since 2010 and MainStay CBRE Global Infrastructure Megatrends Fund since 2021
Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust since 2005**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds Trust since 2009 and MainStay Funds since 2005 and MainStay CBRE Global Infrastructure Megatrends Fund since 2021
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
56	MainStay VP Floating Rate Portfolio

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP MacKay S&P 500 Index Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP T. Rowe Price Equity Income Portfolio1
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Brown Advisory LLC
Baltimore, Maryland
Candriam Belgium S.A.*
Brussels, Belgium
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Capital Management LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
T. Rowe Price Associates, Inc.
Baltimore, Maryland
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
Effective on or about May 1, 2022, the MainStay VP T. Rowe Price Equity Income Portfolio will be renamed the MainStay VP American Century Sustainable Equity Portfolio.
Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC
Not part of the Annual Report

2021 Annual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2022 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
1803526	MSVPFR11-02/22
(NYLIAC) NI518

MainStay VP MacKay High Yield Corporate Bond Portfolio

Message from the President and Annual Report
December 31, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
The COVID-19 pandemic and inflation drove market performance during the 12-month reporting period ended December 31, 2021. Against all expectations, the pandemic remained a persistent force worldwide, with widespread outbreaks of highly transmissible variants disrupting life in many locations despite the widespread availability of effective vaccines. Supported by government stimulus and accommodative monetary policies, most global economies expanded, exceeding pre-pandemic levels. However, the pandemic continued to claim lives, and the recovery proved uneven, with some industries struggling in the face of labor shortages, supply-chain bottlenecks and sharply rising commodity prices.
Spurred by economic growth and rising inflationary pressures, positive investor sentiment buoyed stock markets while bond markets lagged. In the United States, the S&P 500® Index, a widely regarded benchmark of market performance, produced strong gains led by energy and real estate, followed by information technology and financials. Materials and consumer staples lagged the Index by a small margin, while health care and industrials trailed further behind. The traditionally defensive utilities and consumer staples sectors underperformed by a greater margin, with both sectors challenged by rising commodity prices, with communication services as the only sector to generate negative returns. Small- and mid-cap stocks, which outperformed for much of the reporting period, lost ground to large-cap stocks in the closing months of 2021 as risk appetites diminished and trailed for the year as a whole. Similarly, value stocks outperformed growth-oriented shares during the first half of the year, then fell behind in November and December. In developed international equity markets, the U.K. and Eurozone led Asia, while, overall, the international market lagged its U.S. counterpart, particularly during the second half of the reporting period. Emerging market equities suffered broad losses, though returns varied widely from country to country with some, such as India, producing solidly positive returns while others, most notably China, experiencing punishing declines.
U.S. and international bond markets produced mixed performance, buffeted by rising interest rates while supported by accommodative monetary policies and strong corporate financial results. Expectations for a quick economic recovery in early 2021 drove rising yields and a steep selloff in traditional safe havens, such as government bonds. A partial recovery in the summer of 2021 was followed by another dip in the fall, prompted by signals from central banks of their intention to soon withdraw monetary accommodation as a first step toward raising rates in an effort to combat rising inflation. Increasingly hawkish rhetoric from the U.S. Federal Reserve in November and December further pressured the fixed-income asset class. Corporate bonds fared relatively well given the positive corporate earnings environment and historically low default rates, with lower-rated issues significantly outperforming investment-grade credits. Emerging market corporate bonds came under pressure late in the reporting period due to slowing Chinese economic growth associated with a government regulatory crackdown and heightened concerns regarding a debt crisis in the Chinese real estate sector.
Today, the pandemic remains deeply felt in the economy and our personal lives. Yet, at the same time, post-pandemic trends are beginning to play an increasing role in the financial markets. As a MainStay VP investor, you can rely on us to manage our portfolios with a careful eye on the ever-changing investment landscape and provide you with disciplined investment tools to help you reach your financial goals. Thank you for your continued trust, which we strive to earn every day.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information, which includes information about MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended December 31, 2021
Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	5/1/1995	5.51%	5.80%	6.44%	0.59%
Service Class Shares	6/4/2003	5.25	5.54	6.18	0.84

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	One Year	Five Years	Ten Years
ICE BofA U.S. High Yield Constrained Index[1]	5.35%	6.08%	6.71%
Morningstar High Yield Bond Category Average[2]	4.73	4.99	5.56

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
1.	The ICE BofA U.S. High Yield Constrained Index is the Portfolio's primary broad-based securities market index for comparison purposes. The ICE BofA U.S. High Yield Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issuers included in the Index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. No single issuer may constitute greater than 2% of the Index. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The Morningstar High Yield Bond Category Average is representative of funds that concentrate on lower-quality bonds, which are riskier than those of higher-quality companies. These portfolios primarily invest in U.S. high-income debt securities where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor’s or Moody’s at the level of BB and below. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP MacKay High Yield Corporate Bond Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2021 to December 31, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2021 to December 31, 2021. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended
December 31, 2021. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 7/1/21	Ending Account Value (Based on Actual Returns and Expenses) 12/31/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,013.30	$2.94	$1,022.28	$2.96	0.58%
Service Class Shares	$1,000.00	$1,012.10	$4.21	$1,021.02	$4.23	0.83%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP MacKay High Yield Corporate Bond Portfolio

Portfolio Composition as of December 31, 2021 (Unaudited)
‡    Less than one-tenth of percent.
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of December 31, 2021 (excluding short-term investments) (Unaudited)
1.	CCO Holdings LLC, 4.25%-5.375%, due 5/1/27–1/15/34
2.	HCA, Inc., 3.50%-8.36%, due 5/1/23–11/6/33
3.	Carnival Corp., 4.00%-10.50%, due 2/1/26–5/1/29
4.	TransDigm, Inc., 2.354%-8.00%, due 12/9/25–5/1/29
5.	MSCI, Inc., 3.25%-4.00%, due 11/15/29–8/15/33
6.	MGM Growth Properties Operating Partnership LP, 3.875%-5.75%, due 5/1/24–2/15/29
7.	Netflix, Inc., 4.875%-5.875%, due 2/15/22–6/15/30
8.	Sprint Capital Corp., 6.875%, due 11/15/28
9.	T-Mobile US, Inc., 2.625%-5.375%, due 4/15/27–4/15/31
10.	Yum! Brands, Inc., 3.625%-6.875%, due 1/15/30–11/15/37

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio manager Andrew Susser of MacKay Shields LLC, the Portfolio’s Subadvisor.
How did MainStay VP MacKay High Yield Corporate Bond Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2021?
For the 12 months ended December 31, 2021, MainStay VP MacKay High Yield Corporate Bond Portfolio returned 5.51% for Initial Class shares and 5.25% for Service Class shares. Over the same period, Initial Class shares outperformed, and Service Class Shares underperformed, the 5.35% return of the ICE BofA U.S. High Yield Constrained Index (“Index”), which is the Portfolio’s benchmark. For the 12 months ended December 31, 2021, both share classes outperformed the 4.73% return of the Morningstar High Yield Bond Category Average.1
What factors affected the Portfolio’s relative performance during the reporting period?
During the reporting period, the Portfolio’s performance relative to the Index was mixed, with positive security selection largely offset by underweight exposure to credits rated CCC.2
What was the Portfolio’s duration3 strategy during the reporting period?
The Portfolio’s duration is the result of our bottom-up fundamental analysis and is residual of the investment process. However, the Portfolio had a lower duration relative to the Index throughout the reporting period.
What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?
There were no material shifts to the Portfolio during the reporting period, but the sharp recovery in the “fallen angels” (credits downgraded from investment grade to high yield) component of the Portfolio gave us the opportunity to trim positions at premiums that had been purchased at steep discounts. Fallen angels made significant positive contributions to the Portfolio’s returns during the reporting period. (Contributions take weightings and total returns into account.)
During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s absolute performance and which market segments were particularly weak?
Overweight exposure and favorable security selection in the energy sector made the strongest positive contributions to the Portfolio’s absolute returns during the reporting period. Overweight exposure to oil & gas exploration and production companies benefitted from higher commodity prices. Overweight exposure and positive security selection in the basic industry sector also bolstered absolute performance, as did security selection in both media and financial services. Conversely, the Portfolio’s positioning in leisure, services and consumer goods detracted from performance. In leisure, the Portfolio did not own some of the distressed names that rallied from near bankruptcy lows, while the Portfolio’s positions in services underperformed.
Did the Portfolio make any significant purchases or sales during the reporting period?
During the reporting period, we selectively trimmed the Portfolio’s positions in fallen angels that were purchased at the height of the pandemic and then recovered nicely. Additionally, some of the Portfolio’s energy bonds were tendered by the issuing companies, slightly lowering the Portfolio’s exposure to that sector. The Portfolio purchased new issues in toy manufacturer Mattel and energy producer New Fortress Energy.
How did the Portfolio’s sector weightings change during the reporting period?
During the reporting period, there were no material changes to the sector weightings in the Portfolio. On the margin, we added to the Portfolio’s health care and services exposure while moderately trimming exposure to consumer goods and telecommunications.
How was the Portfolio positioned at the end of the reporting period?
As of December 31, 2021, the Portfolio held underweight positions relative to the Index in bonds rated CCC and held

1.	See page 5 for more information on benchmark and peer group returns.
2.	An obligation rated ‘CCC’ by Standard & Poor’s ("S&P") is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Portfolio.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
8	MainStay VP MacKay High Yield Corporate Bond Portfolio

overweight exposure to higher-quality issuers. Across industries, the Portfolio held overweight exposure to energy and basic industry, and underweight exposure to consumer goods and telecommunications.
The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
9

Portfolio of Investments December 31, 2021†
	Principal Amount	Value
Long-Term Bonds 91.6%
Convertible Bonds 1.0%
Investment Companies 0.2%
ARES Capital Corp.
4.625%, due 3/1/24	$ 4,365,000	$ 5,014,512
Media 0.4%
DISH Network Corp.
2.375%, due 3/15/24	7,695,000	7,396,819
3.375%, due 8/15/26	7,295,000	6,923,342
		14,320,161
Oil & Gas 0.2%
Gulfport Energy Operating Corp.
10.00% (10.00% Cash or 15.00% PIK), due 12/29/49 (a)(b)	1,095,000	5,611,875
Oil & Gas Services 0.2%
Forum Energy Technologies, Inc.
9.00% (6.25% Cash and 2.75% PIK), due 8/4/25 (b)	9,247,866	8,381,015
Total Convertible Bonds (Cost $28,592,245)		33,327,563
Corporate Bonds 86.5%
Advertising 1.1%
Lamar Media Corp.
3.625%, due 1/15/31	10,265,000	9,996,057
3.75%, due 2/15/28	6,320,000	6,335,800
4.00%, due 2/15/30	6,400,000	6,492,800
4.875%, due 1/15/29	2,195,000	2,291,031
Outfront Media Capital LLC (c)
4.25%, due 1/15/29	2,400,000	2,404,368
5.00%, due 8/15/27	7,910,000	8,094,145
		35,614,201
Aerospace & Defense 1.8%
F-Brasile SpA
Series XR
7.375%, due 8/15/26 (c)	5,587,000	5,559,065
Rolls-Royce plc
5.75%, due 10/15/27 (c)	3,210,000	3,549,939
TransDigm UK Holdings plc
6.875%, due 5/15/26	7,637,000	7,980,665
TransDigm, Inc.
4.625%, due 1/15/29	7,985,000	7,958,490
4.875%, due 5/1/29	5,630,000	5,654,209
6.25%, due 3/15/26 (c)	22,850,000	23,749,719
	Principal Amount	Value

Aerospace & Defense (continued)
TransDigm, Inc. (continued)
7.50%, due 3/15/27	$ 2,780,000	$ 2,905,100
8.00%, due 12/15/25 (c)	2,000,000	2,109,940
		59,467,127
Airlines 0.9%
American Airlines, Inc. (c)
5.50%, due 4/20/26	4,560,000	4,741,830
5.75%, due 4/20/29	3,750,000	4,007,700
Delta Air Lines, Inc.
4.50%, due 10/20/25 (c)	4,095,000	4,303,892
4.75%, due 10/20/28 (c)	5,450,000	5,951,298
7.00%, due 5/1/25 (c)	713,000	815,251
7.375%, due 1/15/26	2,160,000	2,542,961
Mileage Plus Holdings LLC
6.50%, due 6/20/27 (c)	5,080,000	5,422,900
Spirit Loyalty Cayman Ltd.
8.00%, due 9/20/25 (c)	1,495,984	1,651,694
		29,437,526
Auto Manufacturers 1.6%
Ford Holdings LLC
9.30%, due 3/1/30	8,454,000	11,757,485
Ford Motor Credit Co. LLC
2.90%, due 2/16/28	2,400,000	2,406,000
3.339%, due 3/28/22	2,561,000	2,565,482
3.375%, due 11/13/25	4,000,000	4,155,680
4.00%, due 11/13/30	5,000,000	5,379,000
4.125%, due 8/17/27	1,000,000	1,079,380
4.271%, due 1/9/27	1,647,000	1,770,525
4.389%, due 1/8/26	750,000	808,125
5.125%, due 6/16/25	3,500,000	3,806,250
General Motors Co.
6.80%, due 10/1/27	3,000,000	3,682,290
JB Poindexter & Co., Inc.
7.125%, due 4/15/26 (c)	11,880,000	12,430,281
PM General Purchaser LLC
9.50%, due 10/1/28 (c)	3,775,000	3,824,698
		53,665,196
Auto Parts & Equipment 2.0%
Adient Global Holdings Ltd.
4.875%, due 8/15/26 (c)	6,300,000	6,426,000
Adient U.S. LLC
9.00%, due 4/15/25 (c)	1,320,000	1,402,500
Dealer Tire LLC
8.00%, due 2/1/28 (c)	4,415,000	4,595,662
Exide Global Holding Netherlands CV
10.75%, due 10/26/24 (a)(d)(e)	3,380,000	3,376,620

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP MacKay High Yield Corporate Bond Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Auto Parts & Equipment (continued)
Goodyear Tire & Rubber Co. (The) (c)
5.00%, due 7/15/29	$ 4,070,000	$ 4,371,994
5.25%, due 7/15/31	2,135,000	2,317,980
IHO Verwaltungs GmbH (b)(c)
4.75% (4.75% Cash or 5.50% PIK), due 9/15/26	7,973,000	8,132,460
6.00% (6.00% Cash or 6.75% PIK), due 5/15/27	10,396,000	10,694,885
6.375% (6.375% Cash or 7.125% PIK), due 5/15/29	10,105,000	10,862,875
Meritor, Inc.
6.25%, due 6/1/25 (c)	1,250,000	1,303,125
Real Hero Merger Sub 2, Inc.
6.25%, due 2/1/29 (c)	10,705,000	10,688,300
Tenneco, Inc.
7.875%, due 1/15/29 (c)	2,770,000	2,991,600
		67,164,001
Beverages 0.1%
Primo Water Holdings, Inc.
4.375%, due 4/30/29 (c)	3,725,000	3,687,750
Biotechnology 0.2%
Emergent BioSolutions, Inc.
3.875%, due 8/15/28 (c)	3,480,000	3,340,000
Grifols Escrow Issuer SA
4.75%, due 10/15/28 (c)	3,530,000	3,601,376
		6,941,376
Building Materials 1.2%
James Hardie International Finance DAC
5.00%, due 1/15/28 (c)	8,011,000	8,331,440
Koppers, Inc.
6.00%, due 2/15/25 (c)	6,270,000	6,379,662
New Enterprise Stone & Lime Co., Inc.
5.25%, due 7/15/28 (c)	2,975,000	3,016,650
Patrick Industries, Inc. (c)
4.75%, due 5/1/29	2,295,000	2,283,525
7.50%, due 10/15/27	5,615,000	5,979,975
PGT Innovations, Inc.
4.375%, due 10/1/29 (c)	3,995,000	4,014,975
Summit Materials LLC (c)
5.25%, due 1/15/29	3,930,000	4,116,282
6.50%, due 3/15/27	5,135,000	5,327,563
		39,450,072
	Principal Amount	Value

Chemicals 1.8%
CVR Partners LP
6.125%, due 6/15/28 (c)	$ 1,700,000	$ 1,793,500
EverArc Escrow SARL
5.00%, due 10/30/29 (c)	6,805,000	6,810,036
GPD Cos., Inc.
10.125%, due 4/1/26 (c)	8,875,000	9,454,626
Innophos Holdings, Inc.
9.375%, due 2/15/28 (c)	6,175,000	6,699,875
Iris Holdings, Inc.
8.75% (8.75% Cash or 9.50% PIK), due 2/15/26 (b)(c)	5,015,000	5,046,344
NOVA Chemicals Corp. (c)
4.875%, due 6/1/24	2,635,000	2,720,637
5.25%, due 6/1/27	2,325,000	2,476,125
SCIH Salt Holdings, Inc. (c)
4.875%, due 5/1/28	6,000,000	5,760,000
6.625%, due 5/1/29	7,950,000	7,433,250
SCIL IV LLC
5.375%, due 11/1/26 (c)	2,300,000	2,360,375
SPCM SA (c)
3.125%, due 3/15/27	2,000,000	1,976,360
3.375%, due 3/15/30	1,800,000	1,732,500
TPC Group, Inc. Escrow Claim Shares
(zero coupon), due 12/31/49 (a)(d)(e)(f)	53,500	—
Unifrax Escrow Issuer Corp. (c)
5.25%, due 9/30/28	2,550,000	2,577,413
7.50%, due 9/30/29	2,185,000	2,206,850
WR Grace Holdings LLC
5.625%, due 8/15/29 (c)	3,200,000	3,276,000
		62,323,891
Coal 0.3%
Coronado Finance Pty. Ltd.
10.75%, due 5/15/26 (c)	2,736,000	2,949,189
Natural Resource Partners LP
9.125%, due 6/30/25 (c)	4,045,000	4,105,675
Warrior Met Coal, Inc.
7.875%, due 12/1/28 (c)	2,650,000	2,716,250
		9,771,114
Commercial Services 3.4%
AMN Healthcare, Inc. (c)
4.00%, due 4/15/29	2,350,000	2,382,313
4.625%, due 10/1/27	2,430,000	2,518,694
Ashtead Capital, Inc. (c)
4.00%, due 5/1/28	3,650,000	3,815,293
4.25%, due 11/1/29	3,545,000	3,781,776
4.375%, due 8/15/27	2,008,000	2,079,686
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments December 31, 2021† (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Commercial Services (continued)
Cimpress plc
7.00%, due 6/15/26 (c)	$ 7,892,000	$ 8,197,815
Gartner, Inc.
3.75%, due 10/1/30 (c)	4,635,000	4,738,824
Graham Holdings Co.
5.75%, due 6/1/26 (c)	11,107,000	11,537,396
HealthEquity, Inc.
4.50%, due 10/1/29 (c)	2,650,000	2,623,500
IHS Markit Ltd. (c)
4.75%, due 2/15/25	3,950,000	4,300,563
5.00%, due 11/1/22	15,689,000	16,136,137
Korn Ferry
4.625%, due 12/15/27 (c)	4,000,000	4,120,000
MPH Acquisition Holdings LLC (c)
5.50%, due 9/1/28	3,110,000	3,152,762
5.75%, due 11/1/28	5,500,000	5,230,500
NESCO Holdings II, Inc.
5.50%, due 4/15/29 (c)	3,200,000	3,304,000
Nielsen Finance LLC
4.75%, due 7/15/31 (c)	1,000,000	987,500
Ritchie Bros Auctioneers, Inc.
5.375%, due 1/15/25 (c)	3,800,000	3,839,900
Service Corp. International
3.375%, due 8/15/30	4,480,000	4,397,434
4.00%, due 5/15/31	7,000,000	7,087,500
United Rentals North America, Inc.
3.75%, due 1/15/32	2,900,000	2,920,307
3.875%, due 11/15/27	4,000,000	4,150,640
3.875%, due 2/15/31	3,500,000	3,552,500
4.875%, due 1/15/28	1,000,000	1,050,875
5.50%, due 5/15/27	1,000,000	1,040,000
WW International, Inc.
4.50%, due 4/15/29 (c)	6,785,000	6,494,941
		113,440,856
Computers 0.2%
Booz Allen Hamilton, Inc.
4.00%, due 7/1/29 (c)	1,750,000	1,807,549
Unisys Corp.
6.875%, due 11/1/27 (c)	5,865,000	6,348,862
		8,156,411
Cosmetics & Personal Care 0.3%
Edgewell Personal Care Co. (c)
4.125%, due 4/1/29	6,780,000	6,830,850
5.50%, due 6/1/28	4,000,000	4,245,800
		11,076,650
	Principal Amount	Value

Distribution & Wholesale 0.6%
Avient Corp.
5.25%, due 3/15/23	$ 8,636,000	$ 9,046,210
5.75%, due 5/15/25 (c)	2,000,000	2,085,000
G-III Apparel Group Ltd.
7.875%, due 8/15/25 (c)	5,000,000	5,319,975
H&E Equipment Services, Inc.
3.875%, due 12/15/28 (c)	4,450,000	4,416,625
		20,867,810
Diversified Financial Services 1.8%
Credit Acceptance Corp.
5.125%, due 12/31/24 (c)	3,055,000	3,131,375
6.625%, due 3/15/26	9,465,000	9,851,551
Enact Holdings, Inc.
6.50%, due 8/15/25 (c)	4,485,000	4,899,862
Jane Street Group
4.50%, due 11/15/29 (c)	2,425,000	2,449,250
Jefferies Finance LLC
5.00%, due 8/15/28 (c)	7,250,000	7,431,250
LPL Holdings, Inc. (c)
4.00%, due 3/15/29	7,570,000	7,749,787
4.375%, due 5/15/31	3,630,000	3,713,073
4.625%, due 11/15/27	3,865,000	4,000,275
Oxford Finance LLC
6.375%, due 12/15/22 (c)	5,480,000	5,486,850
PennyMac Financial Services, Inc. (c)
4.25%, due 2/15/29	3,650,000	3,509,110
5.75%, due 9/15/31	3,050,000	3,080,500
PRA Group, Inc.
7.375%, due 9/1/25 (c)	3,700,000	3,931,250
StoneX Group, Inc.
8.625%, due 6/15/25 (c)	1,298,000	1,375,880
		60,610,013
Electric 1.7%
Clearway Energy Operating LLC
4.75%, due 3/15/28 (c)	4,050,000	4,257,563
DPL, Inc.
4.125%, due 7/1/25	5,815,000	6,078,943
Keystone Power Pass-Through Holders LLC
13.00% (13.00% PIK), due 6/1/24 (a)(b)(c)	3,621,653	2,354,074
Leeward Renewable Energy Operations LLC
4.25%, due 7/1/29 (c)	4,650,000	4,696,500
NextEra Energy Operating Partners LP
3.875%, due 10/15/26 (c)	4,500,000	4,765,500

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP MacKay High Yield Corporate Bond Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Electric (continued)
NRG Energy, Inc.
6.625%, due 1/15/27	$ 2,555,000	$ 2,656,012
Pattern Energy Operations LP
4.50%, due 8/15/28 (c)	4,205,000	4,362,687
PG&E Corp.
5.00%, due 7/1/28	6,260,000	6,584,393
5.25%, due 7/1/30	3,840,000	4,027,008
Vistra Corp. (c)(g)(h)
7.00% (5 Year Treasury Constant Maturity Rate + 5.74%), due 12/15/26	3,350,000	3,393,182
8.00% (5 Year Treasury Constant Maturity Rate + 6.93%), due 10/15/26	7,800,000	8,248,500
Vistra Operations Co. LLC (c)
4.375%, due 5/1/29	2,500,000	2,504,075
5.00%, due 7/31/27	3,300,000	3,424,806
		57,353,243
Electrical Components & Equipment 0.2%
WESCO Distribution, Inc. (c)
7.125%, due 6/15/25	4,535,000	4,807,100
7.25%, due 6/15/28	2,500,000	2,740,625
		7,547,725
Electronics 0.0% ‡
II-VI, Inc.
5.00%, due 12/15/29 (c)	1,685,000	1,720,756
Energy-Alternate Sources 0.1%
Renewable Energy Group, Inc.
5.875%, due 6/1/28 (c)	4,575,000	4,700,812
Engineering & Construction 0.7%
Arcosa, Inc.
4.375%, due 4/15/29 (c)	1,340,000	1,358,425
Artera Services LLC
9.033%, due 12/4/25 (c)	3,465,000	3,665,745
Great Lakes Dredge & Dock Corp.
5.25%, due 6/1/29 (c)	4,000,000	4,120,000
Railworks Holdings LP
8.25%, due 11/15/28 (c)	2,800,000	2,884,000
TopBuild Corp.
4.125%, due 2/15/32 (c)	4,480,000	4,597,600
	Principal Amount	Value

Engineering & Construction (continued)
Weekley Homes LLC
4.875%, due 9/15/28 (c)	$ 5,800,000	$ 5,974,000
		22,599,770
Entertainment 2.4%
Affinity Gaming
6.875%, due 12/15/27 (c)	3,640,000	3,785,600
Allen Media LLC
10.50%, due 2/15/28 (c)	4,040,000	4,214,952
Boyne USA, Inc.
4.75%, due 5/15/29 (c)	2,900,000	2,987,000
Caesars Entertainment, Inc.
4.625%, due 10/15/29 (c)	1,650,000	1,650,000
CCM Merger, Inc.
6.375%, due 5/1/26 (c)	2,170,000	2,259,513
Churchill Downs, Inc. (c)
4.75%, due 1/15/28	12,702,000	13,146,570
5.50%, due 4/1/27	8,901,000	9,168,030
International Game Technology plc
6.25%, due 1/15/27 (c)	6,725,000	7,532,000
Jacobs Entertainment, Inc.
7.875%, due 2/1/24 (c)	2,193,000	2,236,860
Live Nation Entertainment, Inc. (c)
3.75%, due 1/15/28	1,860,000	1,846,050
6.50%, due 5/15/27	6,435,000	7,038,281
Merlin Entertainments Ltd.
5.75%, due 6/15/26 (c)	10,940,000	11,377,600
Midwest Gaming Borrower LLC
4.875%, due 5/1/29 (c)	1,650,000	1,658,250
Motion Bondco DAC
6.625%, due 11/15/27 (c)	4,500,000	4,545,000
Powdr Corp.
6.00%, due 8/1/25 (c)	3,001,000	3,121,040
Vail Resorts, Inc.
6.25%, due 5/15/25 (c)	2,800,000	2,912,000
		79,478,746
Environmental Control 0.1%
Madison IAQ LLC (c)
4.125%, due 6/30/28	2,300,000	2,305,750
5.875%, due 6/30/29	1,100,000	1,100,000
		3,405,750
Food 1.9%
B&G Foods, Inc.
5.25%, due 4/1/25	4,142,000	4,230,556
Kraft Heinz Foods Co.
3.875%, due 5/15/27	4,625,000	4,995,656
6.50%, due 2/9/40	7,715,000	10,972,632
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments December 31, 2021† (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Food (continued)
Kraft Heinz Foods Co. (continued)
6.875%, due 1/26/39	$ 7,588,000	$ 11,152,323
Lamb Weston Holdings, Inc.
4.875%, due 5/15/28 (c)	3,300,000	3,572,250
Land O' Lakes, Inc.
6.00%, due 11/15/22 (c)	7,880,000	8,120,821
Land O'Lakes Capital Trust I
7.45%, due 3/15/28 (c)	5,130,000	5,937,410
Post Holdings, Inc.
4.625%, due 4/15/30 (c)	2,000,000	2,037,000
Simmons Foods, Inc.
4.625%, due 3/1/29 (c)	5,500,000	5,417,500
TreeHouse Foods, Inc.
4.00%, due 9/1/28	3,000,000	2,880,000
United Natural Foods, Inc.
6.75%, due 10/15/28 (c)	5,000,000	5,354,000
		64,670,148
Food Service 0.2%
Aramark Services, Inc.
6.375%, due 5/1/25 (c)	6,500,000	6,792,500
Forest Products & Paper 1.1%
Glatfelter Corp.
4.75%, due 11/15/29 (c)	2,630,000	2,712,188
Mercer International, Inc.
5.125%, due 2/1/29	9,880,000	10,091,135
5.50%, due 1/15/26	1,000,000	1,012,500
Schweitzer-Mauduit International, Inc.
6.875%, due 10/1/26 (c)	3,000,000	3,138,750
Smurfit Kappa Treasury Funding DAC
7.50%, due 11/20/25	15,843,000	19,447,282
		36,401,855
Gas 0.6%
AmeriGas Partners LP
5.625%, due 5/20/24	4,425,000	4,784,177
5.75%, due 5/20/27	2,485,000	2,749,031
5.875%, due 8/20/26	6,885,000	7,700,942
Rockpoint Gas Storage Canada Ltd.
7.00%, due 3/31/23 (c)	5,100,000	5,087,250
		20,321,400
Hand & Machine Tools 0.1%
Werner FinCo. LP
8.75%, due 7/15/25 (c)	4,250,000	4,430,625
	Principal Amount	Value

Healthcare-Products 1.1%
Hologic, Inc. (c)
3.25%, due 2/15/29	$ 7,325,000	$ 7,325,000
4.625%, due 2/1/28	3,350,000	3,517,500
Mozart Debt Merger Sub, Inc. (c)
3.875%, due 4/1/29	4,440,000	4,424,327
5.25%, due 10/1/29	2,500,000	2,534,100
Teleflex, Inc.
4.25%, due 6/1/28 (c)	9,615,000	9,905,277
4.625%, due 11/15/27	3,500,000	3,640,000
Varex Imaging Corp.
7.875%, due 10/15/27 (c)	4,546,000	5,051,060
		36,397,264
Healthcare-Services 4.9%
Acadia Healthcare Co., Inc. (c)
5.00%, due 4/15/29	1,750,000	1,798,125
5.50%, due 7/1/28	1,500,000	1,576,605
Catalent Pharma Solutions, Inc. (c)
3.125%, due 2/15/29	6,995,000	6,899,868
3.50%, due 4/1/30	3,065,000	3,056,311
5.00%, due 7/15/27	5,180,000	5,382,020
Centene Corp.
3.00%, due 10/15/30	4,000,000	4,066,040
4.625%, due 12/15/29	4,870,000	5,252,100
DaVita, Inc. (c)
3.75%, due 2/15/31	2,900,000	2,825,557
4.625%, due 6/1/30	2,700,000	2,764,125
Encompass Health Corp.
4.50%, due 2/1/28	5,500,000	5,658,125
4.625%, due 4/1/31	1,875,000	1,907,813
4.75%, due 2/1/30	7,650,000	7,879,500
HCA, Inc.
3.50%, due 9/1/30	7,300,000	7,715,188
5.375%, due 2/1/25	7,255,000	7,973,245
5.625%, due 9/1/28	2,090,000	2,442,144
5.875%, due 5/1/23	4,800,000	5,082,000
5.875%, due 2/15/26	9,015,000	10,167,838
7.50%, due 11/6/33	12,100,000	17,363,500
7.58%, due 9/15/25	3,507,000	4,120,725
7.69%, due 6/15/25	9,195,000	10,864,697
8.36%, due 4/15/24	4,450,000	5,073,000
IQVIA, Inc.
5.00%, due 10/15/26 (c)	9,792,000	10,049,040
LifePoint Health, Inc.
5.375%, due 1/15/29 (c)	4,720,000	4,696,400
ModivCare Escrow Issuer, Inc.
5.00%, due 10/1/29 (c)	3,730,000	3,809,300

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP MacKay High Yield Corporate Bond Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Healthcare-Services (continued)
ModivCare, Inc.
5.875%, due 11/15/25 (c)	$ 3,500,000	$ 3,675,000
Molina Healthcare, Inc. (c)
3.875%, due 11/15/30	4,480,000	4,648,000
3.875%, due 5/15/32	3,200,000	3,220,000
4.375%, due 6/15/28	1,000,000	1,030,000
RegionalCare Hospital Partners Holdings, Inc.
9.75%, due 12/1/26 (c)	10,055,000	10,625,118
Select Medical Corp.
6.25%, due 8/15/26 (c)	2,000,000	2,118,490
		163,739,874
Holding Companies-Diversified 0.3%
Stena International SA
6.125%, due 2/1/25 (c)	9,525,000	9,763,125
Home Builders 2.2%
Adams Homes, Inc.
7.50%, due 2/15/25 (c)	5,900,000	6,136,000
Ashton Woods USA LLC
6.625%, due 1/15/28 (c)	2,000,000	2,110,000
Brookfield Residential Properties, Inc.
6.25%, due 9/15/27 (c)	4,855,000	5,067,649
Century Communities, Inc.
3.875%, due 8/15/29 (c)	4,385,000	4,417,888
6.75%, due 6/1/27	6,775,000	7,147,625
Installed Building Products, Inc.
5.75%, due 2/1/28 (c)	4,655,000	4,841,200
M/I Homes, Inc.
3.95%, due 2/15/30	2,100,000	2,068,500
4.95%, due 2/1/28	3,000,000	3,120,000
Meritage Homes Corp.
3.875%, due 4/15/29 (c)	6,372,000	6,690,600
Picasso Finance Sub, Inc.
6.125%, due 6/15/25 (c)	4,705,000	4,916,725
PulteGroup, Inc.
7.875%, due 6/15/32	3,595,000	5,108,365
Shea Homes LP (c)
4.75%, due 2/15/28	7,300,000	7,464,250
4.75%, due 4/1/29	2,748,000	2,800,212
STL Holding Co. LLC
7.50%, due 2/15/26 (c)	2,700,000	2,848,500
Thor Industries, Inc.
4.00%, due 10/15/29 (c)	1,665,000	1,648,350
Williams Scotsman International, Inc.
4.625%, due 8/15/28 (c)	4,270,000	4,408,775
	Principal Amount	Value

Home Builders (continued)
Winnebago Industries, Inc.
6.25%, due 7/15/28 (c)	$ 3,800,000	$ 4,068,812
		74,863,451
Home Furnishings 0.0% ‡
Tempur Sealy International, Inc.
3.875%, due 10/15/31 (c)	1,600,000	1,603,024
Household Products & Wares 0.2%
Central Garden & Pet Co.
4.125%, due 10/15/30	2,020,000	2,037,675
4.125%, due 4/30/31 (c)	2,300,000	2,311,500
Spectrum Brands, Inc.
5.75%, due 7/15/25	3,840,000	3,921,600
		8,270,775
Housewares 0.2%
Scotts Miracle-Gro Co. (The) (c)
4.00%, due 4/1/31	4,860,000	4,799,250
4.375%, due 2/1/32	2,805,000	2,797,987
		7,597,237
Insurance 0.9%
BroadStreet Partners, Inc.
5.875%, due 4/15/29 (c)	6,500,000	6,386,250
Fairfax Financial Holdings Ltd.
8.30%, due 4/15/26	4,273,000	5,189,488
Fidelity & Guaranty Life Holdings, Inc.
5.50%, due 5/1/25 (c)	2,500,000	2,791,431
MGIC Investment Corp.
5.25%, due 8/15/28	6,708,000	7,043,400
NMI Holdings, Inc.
7.375%, due 6/1/25 (c)	3,245,000	3,684,698
USI, Inc.
6.875%, due 5/1/25 (c)	5,890,000	5,934,175
		31,029,442
Internet 2.3%
Cars.com, Inc.
6.375%, due 11/1/28 (c)	4,150,000	4,419,750
Match Group Holdings II LLC
3.625%, due 10/1/31 (c)	3,945,000	3,831,581
Netflix, Inc.
4.875%, due 4/15/28	1,692,000	1,928,880
4.875%, due 6/15/30 (c)	3,000,000	3,498,750
5.375%, due 11/15/29 (c)	2,500,000	2,968,750
5.50%, due 2/15/22	7,455,000	7,496,003
5.75%, due 3/1/24	10,899,000	11,852,662
5.875%, due 2/15/25	3,320,000	3,731,016
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments December 31, 2021† (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Internet (continued)
Netflix, Inc. (continued)
5.875%, due 11/15/28	$ 8,800,000	$ 10,582,000
Northwest Fiber LLC
4.75%, due 4/30/27 (c)	2,250,000	2,227,500
Uber Technologies, Inc. (c)
7.50%, due 5/15/25	2,400,000	2,522,112
7.50%, due 9/15/27	6,065,000	6,600,509
VeriSign, Inc.
4.75%, due 7/15/27	6,000,000	6,232,500
5.25%, due 4/1/25	9,025,000	9,950,063
		77,842,076
Investment Companies 1.4%
Compass Group Diversified Holdings LLC (c)
5.00%, due 1/15/32	3,250,000	3,331,250
5.25%, due 4/15/29	9,375,000	9,820,312
FS Energy and Power Fund
7.50%, due 8/15/23 (c)	23,640,000	24,651,556
Icahn Enterprises LP
5.25%, due 5/15/27	4,425,000	4,550,803
6.25%, due 5/15/26	4,000,000	4,165,000
		46,518,921
Iron & Steel 0.9%
Allegheny Ludlum LLC
6.95%, due 12/15/25	7,400,000	8,084,500
Big River Steel LLC
6.625%, due 1/31/29 (c)	6,800,000	7,352,500
Mineral Resources Ltd.
8.125%, due 5/1/27 (c)	12,545,000	13,525,768
		28,962,768
Leisure Time 1.9%
Carnival Corp. (c)
4.00%, due 8/1/28	10,600,000	10,520,500
5.75%, due 3/1/27	16,540,000	16,540,000
6.00%, due 5/1/29	8,600,000	8,557,000
7.625%, due 3/1/26	3,985,000	4,177,276
9.875%, due 8/1/27	7,000,000	7,999,005
10.50%, due 2/1/26	7,040,000	8,036,125
CWT Travel Group, Inc.
8.50%, due 11/19/26 (c)	2,297,916	2,340,152
Royal Caribbean Cruises Ltd.
5.50%, due 4/1/28 (c)	6,550,000	6,625,718
		64,795,776
	Principal Amount	Value

Lodging 1.8%
Boyd Gaming Corp.
4.75%, due 12/1/27	$ 9,980,000	$ 10,179,600
4.75%, due 6/15/31 (c)	12,315,000	12,561,300
8.625%, due 6/1/25 (c)	500,000	535,760
Hilton Domestic Operating Co., Inc.
3.625%, due 2/15/32 (c)	1,070,000	1,064,372
4.00%, due 5/1/31 (c)	9,300,000	9,509,622
4.875%, due 1/15/30	7,500,000	8,015,625
5.75%, due 5/1/28 (c)	1,725,000	1,843,025
Hyatt Hotels Corp.
5.75%, due 4/23/30 (i)	1,915,000	2,284,319
Marriott International, Inc.
Series GG
3.50%, due 10/15/32	4,000,000	4,189,017
Series FF
4.625%, due 6/15/30	2,000,000	2,249,891
Series EE
5.75%, due 5/1/25	743,000	836,352
Station Casinos LLC (c)
4.50%, due 2/15/28	3,500,000	3,519,950
4.625%, due 12/1/31	5,250,000	5,293,050
		62,081,883
Machinery—Construction & Mining 0.3%
Terex Corp.
5.00%, due 5/15/29 (c)	2,150,000	2,209,125
Vertiv Group Corp.
4.125%, due 11/15/28 (c)	6,915,000	6,984,150
		9,193,275
Machinery-Diversified 0.5%
Briggs & Stratton Corp. Escrow Claim Shares
6.875%, due 12/15/20 (f)(j)(k)	5,030,000	50,300
Colfax Corp.
6.375%, due 2/15/26 (c)	3,053,000	3,156,039
Stevens Holding Co., Inc.
6.125%, due 10/1/26 (c)	5,394,000	5,751,352
TK Elevator Holdco GmbH
7.625%, due 7/15/28 (c)	1,373,000	1,470,826
TK Elevator U.S. Newco, Inc.
5.25%, due 7/15/27 (c)	6,715,000	7,059,144
		17,487,661
Media 6.5%
Block Communications, Inc.
4.875%, due 3/1/28 (c)	4,175,000	4,175,000
Cable One, Inc.
4.00%, due 11/15/30 (c)	10,325,000	10,118,500

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP MacKay High Yield Corporate Bond Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Media (continued)
CCO Holdings LLC
4.25%, due 2/1/31 (c)	$ 9,255,000	$ 9,336,259
4.25%, due 1/15/34 (c)	7,265,000	7,147,507
4.50%, due 8/15/30 (c)	13,555,000	13,869,340
4.50%, due 5/1/32	11,250,000	11,573,438
4.50%, due 6/1/33 (c)	4,300,000	4,386,989
4.75%, due 3/1/30 (c)	7,715,000	8,023,600
5.00%, due 2/1/28 (c)	8,550,000	8,892,000
5.125%, due 5/1/27 (c)	12,000,000	12,360,000
5.375%, due 6/1/29 (c)	4,780,000	5,158,265
CSC Holdings LLC (c)
5.75%, due 1/15/30	6,705,000	6,679,856
6.50%, due 2/1/29	2,660,000	2,846,200
Diamond Sports Group LLC
6.625%, due 8/15/27 (c)	2,305,000	645,400
Directv Financing LLC
5.875%, due 8/15/27 (c)	8,400,000	8,599,164
DISH DBS Corp.
5.125%, due 6/1/29	3,000,000	2,730,000
5.875%, due 7/15/22	6,655,000	6,763,144
7.75%, due 7/1/26	8,000,000	8,440,000
LCPR Senior Secured Financing DAC (c)
5.125%, due 7/15/29	3,310,000	3,326,550
6.75%, due 10/15/27	13,596,000	14,275,800
News Corp.
3.875%, due 5/15/29 (c)	10,470,000	10,574,700
Quebecor Media, Inc.
5.75%, due 1/15/23	12,147,000	12,632,880
Scripps Escrow II, Inc.
3.875%, due 1/15/29 (c)	4,805,000	4,798,994
Sirius XM Radio, Inc. (c)
3.125%, due 9/1/26	3,315,000	3,315,961
3.875%, due 9/1/31	5,480,000	5,372,866
4.00%, due 7/15/28	2,750,000	2,765,373
Sterling Entertainment Enterprises LLC
10.25%, due 1/15/25 (a)(d)(e)(k)	7,000,000	7,000,000
Videotron Ltd. (c)
5.125%, due 4/15/27	5,890,000	6,066,700
5.375%, due 6/15/24	11,450,000	12,251,500
Virgin Media Finance plc
5.00%, due 7/15/30 (c)	3,490,000	3,472,550
		217,598,536
	Principal Amount	Value

Metal Fabricate & Hardware 0.3%
Advanced Drainage Systems, Inc.
5.00%, due 9/30/27 (c)	$ 3,895,000	$ 4,026,456
Park-Ohio Industries, Inc.
6.625%, due 4/15/27	3,475,000	3,372,488
Roller Bearing Co. of America, Inc.
4.375%, due 10/15/29 (c)	3,195,000	3,258,900
		10,657,844
Mining 1.9%
Arconic Corp.
6.00%, due 5/15/25 (c)	2,200,000	2,299,000
Century Aluminum Co.
7.50%, due 4/1/28 (c)	6,230,000	6,572,651
Compass Minerals International, Inc. (c)
4.875%, due 7/15/24	2,250,000	2,300,625
6.75%, due 12/1/27	7,990,000	8,460,052
Constellium SE
3.75%, due 4/15/29 (c)	3,000,000	2,951,685
First Quantum Minerals Ltd. (c)
6.875%, due 10/15/27	1,800,000	1,937,250
7.25%, due 4/1/23	4,675,000	4,728,763
IAMGOLD Corp.
5.75%, due 10/15/28 (c)	7,000,000	6,877,500
Joseph T Ryerson & Son, Inc.
8.50%, due 8/1/28 (c)	1,920,000	2,088,000
Novelis Corp. (c)
3.25%, due 11/15/26	6,550,000	6,607,312
3.875%, due 8/15/31	8,890,000	8,834,437
4.75%, due 1/30/30	8,935,000	9,392,919
		63,050,194
Miscellaneous—Manufacturing 0.9%
Amsted Industries, Inc. (c)
4.625%, due 5/15/30	2,615,000	2,680,375
5.625%, due 7/1/27	7,240,000	7,529,600
EnPro Industries, Inc.
5.75%, due 10/15/26	4,240,000	4,430,800
FXI Holdings, Inc. (c)
7.875%, due 11/1/24	1,720,000	1,752,508
12.25%, due 11/15/26	4,206,000	4,726,703
Hillenbrand, Inc.
3.75%, due 3/1/31	2,240,000	2,245,600
5.75%, due 6/15/25	2,000,000	2,090,000
LSB Industries, Inc.
6.25%, due 10/15/28 (c)	5,170,000	5,376,800
		30,832,386
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments December 31, 2021† (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Office Furnishings 0.1%
Interface, Inc.
5.50%, due 12/1/28 (c)	$ 4,445,000	$ 4,656,138
Oil & Gas 6.6%
Apache Corp.
4.625%, due 11/15/25	1,170,000	1,256,288
Ascent Resources Utica Holdings LLC (c)
7.00%, due 11/1/26	3,400,000	3,446,750
9.00%, due 11/1/27	2,684,000	3,583,140
California Resources Corp.
7.125%, due 2/1/26 (c)	3,500,000	3,636,080
Callon Petroleum Co.
6.125%, due 10/1/24	4,560,000	4,491,600
9.00%, due 4/1/25 (c)	7,580,000	8,186,400
Centennial Resource Production LLC (c)
5.375%, due 1/15/26	5,200,000	5,096,000
6.875%, due 4/1/27	5,958,000	6,077,160
Civitas Resources, Inc.
5.00%, due 10/15/26 (c)	2,250,000	2,272,050
Colgate Energy Partners III LLC
7.75%, due 2/15/26 (c)	5,040,000	5,443,200
Comstock Resources, Inc.
6.75%, due 3/1/29 (c)	3,700,000	4,013,020
Continental Resources, Inc.
4.50%, due 4/15/23	651,000	670,836
Encino Acquisition Partners Holdings LLC
8.50%, due 5/1/28 (c)	10,805,000	11,223,694
Endeavor Energy Resources LP
6.625%, due 7/15/25 (c)	1,805,000	1,909,744
EQT Corp.
3.125%, due 5/15/26 (c)	4,000,000	4,106,120
6.625%, due 2/1/25 (i)	4,850,000	5,468,399
Gulfport Energy Operating Corp.
8.00%, due 5/17/26 (c)	8,284,024	9,039,941
Gulfport Energy Operating Corp. Escrow Claim Shares (f)
6.00%, due 10/15/24	15,745,000	629,800
6.375%, due 5/15/25	8,000,000	320,000
6.375%, due 1/15/26	4,441,000	177,640
Hilcorp Energy I LP (c)
5.75%, due 2/1/29	1,610,000	1,659,459
6.00%, due 2/1/31	1,075,000	1,109,938
	Principal Amount	Value

Oil & Gas (continued)
Laredo Petroleum, Inc.
7.75%, due 7/31/29 (c)	$ 3,930,000	$ 3,831,750
Marathon Oil Corp.
4.40%, due 7/15/27	3,000,000	3,286,138
6.80%, due 3/15/32	2,665,000	3,432,687
Matador Resources Co.
5.875%, due 9/15/26	7,250,000	7,467,500
Moss Creek Resources Holdings, Inc.
7.50%, due 1/15/26 (c)	4,065,000	3,800,775
Murphy Oil Corp.
6.875%, due 8/15/24	1,478,000	1,508,447
Occidental Petroleum Corp.
5.55%, due 3/15/26	10,200,000	11,355,660
5.875%, due 9/1/25	1,500,000	1,653,750
6.125%, due 1/1/31	2,500,000	3,037,500
6.375%, due 9/1/28	1,500,000	1,781,010
6.45%, due 9/15/36	3,100,000	3,952,515
6.625%, due 9/1/30	3,345,000	4,139,437
7.50%, due 5/1/31	1,200,000	1,578,750
8.00%, due 7/15/25	1,750,000	2,043,125
Parkland Corp. (c)
4.50%, due 10/1/29	3,470,000	3,472,741
4.625%, due 5/1/30	3,880,000	3,855,750
5.875%, due 7/15/27	3,130,000	3,302,150
PBF Holding Co. LLC
6.00%, due 2/15/28	1,565,000	1,005,513
7.25%, due 6/15/25	2,180,000	1,553,250
9.25%, due 5/15/25 (c)	6,300,000	5,992,875
PDC Energy, Inc.
6.125%, due 9/15/24	2,891,000	2,927,137
Range Resources Corp.
8.25%, due 1/15/29	1,615,000	1,800,725
9.25%, due 2/1/26	9,038,000	9,741,089
Rockcliff Energy II LLC
5.50%, due 10/15/29 (c)	5,940,000	6,118,200
Southwestern Energy Co.
4.75%, due 2/1/32	1,775,000	1,869,261
5.375%, due 3/15/30	4,250,000	4,553,790
6.45%, due 1/23/25 (i)	1,008,000	1,107,792
8.375%, due 9/15/28	1,600,000	1,786,000
Sunoco LP
4.50%, due 5/15/29	1,690,000	1,716,237
6.00%, due 4/15/27	2,000,000	2,085,800
Talos Production, Inc.
12.00%, due 1/15/26	19,985,000	20,934,287
Transocean Pontus Ltd.
6.125%, due 8/1/25 (c)	1,778,850	1,738,826

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP MacKay High Yield Corporate Bond Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas (continued)
Transocean Poseidon Ltd.
6.875%, due 2/1/27 (c)	$ 2,550,000	$ 2,463,938
Transocean Sentry Ltd.
5.375%, due 5/15/23 (c)	2,999,372	2,879,172
Viper Energy Partners LP
5.375%, due 11/1/27 (c)	3,470,000	3,582,775
		221,173,611
Oil & Gas Services 0.7%
Bristow Group, Inc.
6.875%, due 3/1/28 (c)	6,100,000	6,345,342
Nine Energy Service, Inc.
8.75%, due 11/1/23 (c)	7,172,000	3,334,980
TechnipFMC plc
6.50%, due 2/1/26 (c)	5,273,000	5,645,281
Weatherford International Ltd. (c)
6.50%, due 9/15/28	3,870,000	4,094,828
8.625%, due 4/30/30	3,375,000	3,503,756
		22,924,187
Packaging & Containers 0.5%
ARD Finance SA
6.50% (6.50% Cash or 7.25% PIK), due 6/30/27 (b)(c)	3,000,000	3,090,000
Ball Corp.
3.125%, due 9/15/31	5,000,000	4,937,500
Cascades, Inc. (c)
5.125%, due 1/15/26	2,810,000	2,922,400
5.375%, due 1/15/28	5,200,000	5,335,824
Graphic Packaging International LLC
3.50%, due 3/1/29 (c)	1,000,000	992,500
		17,278,224
Pharmaceuticals 2.2%
180 Medical, Inc.
3.875%, due 10/15/29 (c)	2,820,000	2,855,250
Bausch Health Americas, Inc. (c)
8.50%, due 1/31/27	1,600,000	1,680,000
9.25%, due 4/1/26	1,435,000	1,515,719
Bausch Health Cos., Inc. (c)
5.00%, due 1/30/28	3,430,000	3,155,600
5.25%, due 2/15/31	2,500,000	2,196,875
6.125%, due 4/15/25	2,854,000	2,906,970
6.25%, due 2/15/29	5,900,000	5,606,416
7.00%, due 1/15/28	1,750,000	1,741,250
Cheplapharm Arzneimittel GmbH
5.50%, due 1/15/28 (c)	2,550,000	2,581,875
	Principal Amount	Value

Pharmaceuticals (continued)
Endo DAC
9.50%, due 7/31/27 (c)	$ 2,000,000	$ 2,035,840
Jazz Securities DAC
4.375%, due 1/15/29 (c)	6,190,000	6,409,374
Organon & Co. (c)
4.125%, due 4/30/28	8,200,000	8,333,250
5.125%, due 4/30/31	6,500,000	6,790,420
Owens & Minor, Inc.
4.50%, due 3/31/29 (c)	3,725,000	3,818,125
Par Pharmaceutical, Inc.
7.50%, due 4/1/27 (c)	6,411,000	6,551,593
Prestige Brands, Inc. (c)
3.75%, due 4/1/31	6,935,000	6,726,950
5.125%, due 1/15/28	4,245,000	4,420,106
Vizient, Inc.
6.25%, due 5/15/27 (c)	3,615,000	3,773,156
		73,098,769
Pipelines 4.8%
ANR Pipeline Co.
7.375%, due 2/15/24	395,000	442,353
Antero Midstream Partners LP (c)
5.375%, due 6/15/29	2,000,000	2,110,030
5.75%, due 1/15/28	1,565,000	1,641,106
Cheniere Energy Partners LP
3.25%, due 1/31/32 (c)	2,210,000	2,232,100
4.00%, due 3/1/31	6,400,000	6,713,280
CNX Midstream Partners LP
4.75%, due 4/15/30 (c)	1,460,000	1,454,525
DT Midstream, Inc. (c)
4.125%, due 6/15/29	1,355,000	1,387,181
4.375%, due 6/15/31	2,975,000	3,094,000
Energy Transfer LP
4.40%, due 3/15/27	5,702,000	6,152,712
4.95%, due 5/15/28	2,925,000	3,244,132
EQM Midstream Partners LP
4.50%, due 1/15/29 (c)	1,880,000	1,955,200
4.75%, due 1/15/31 (c)	2,700,000	2,855,250
5.50%, due 7/15/28	720,000	786,604
6.00%, due 7/1/25 (c)	2,975,000	3,235,312
6.50%, due 7/1/27 (c)	1,405,000	1,573,600
Genesis Energy LP
5.625%, due 6/15/24	1,000,000	990,000
6.25%, due 5/15/26	2,716,000	2,648,100
6.50%, due 10/1/25	1,600,000	1,580,000
7.75%, due 2/1/28	470,000	473,525
8.00%, due 1/15/27	6,075,000	6,260,652
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments December 31, 2021† (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Pipelines (continued)
Harvest Midstream I LP
7.50%, due 9/1/28 (c)	$ 5,775,000	$ 6,179,250
Hess Midstream Operations LP (c)
4.25%, due 2/15/30	2,000,000	1,985,000
5.625%, due 2/15/26	3,300,000	3,399,000
Holly Energy Partners LP
5.00%, due 2/1/28 (c)	2,845,000	2,834,331
ITT Holdings LLC
6.50%, due 8/1/29 (c)	2,250,000	2,227,500
MPLX LP
4.875%, due 12/1/24	3,240,000	3,516,682
4.875%, due 6/1/25	6,708,000	7,340,294
New Fortress Energy, Inc.
6.50%, due 9/30/26 (c)	5,060,000	5,022,050
NGL Energy Operating LLC
7.50%, due 2/1/26 (c)	3,015,000	3,109,370
NGPL PipeCo LLC
4.875%, due 8/15/27 (c)	5,280,000	5,874,824
Northwest Pipeline LLC
7.125%, due 12/1/25	2,195,000	2,587,801
Oasis Midstream Partners LP
8.00%, due 4/1/29 (c)	2,150,000	2,343,500
PBF Logistics LP
6.875%, due 5/15/23	1,200,000	1,167,000
Plains All American Pipeline LP
Series B
6.125%, due 11/15/22 (h)(l)	14,265,000	12,107,419
Rockies Express Pipeline LLC (c)
3.60%, due 5/15/25	2,000,000	2,057,900
4.80%, due 5/15/30	5,000,000	5,212,500
Ruby Pipeline LLC
8.00%, due 4/1/22 (c)(i)	14,494,697	13,544,623
Summit Midstream Holdings LLC
8.50%, due 10/15/26 (c)	7,290,000	7,595,670
Tallgrass Energy Partners LP
6.00%, due 3/1/27 (c)	1,500,000	1,560,000
Targa Resources Partners LP
5.875%, due 4/15/26	4,915,000	5,128,630
TransMontaigne Partners LP
6.125%, due 2/15/26	8,055,000	7,964,381
Western Midstream Operating LP
4.65%, due 7/1/26	2,000,000	2,176,790
5.50%, due 8/15/48	6,360,000	7,597,147
		163,361,324
	Principal Amount	Value

Real Estate 0.7%
Howard Hughes Corp. (The) (c)
4.125%, due 2/1/29	$ 3,300,000	$ 3,344,055
4.375%, due 2/1/31	2,500,000	2,525,000
Newmark Group, Inc.
6.125%, due 11/15/23	9,839,000	10,527,730
Realogy Group LLC (c)
5.75%, due 1/15/29	5,750,000	5,893,750
7.625%, due 6/15/25	1,000,000	1,060,000
9.375%, due 4/1/27	1,500,000	1,620,000
		24,970,535
Real Estate Investment Trusts 2.7%
CTR Partnership LP
3.875%, due 6/30/28 (c)	3,345,000	3,411,900
GLP Capital LP
5.30%, due 1/15/29	5,700,000	6,470,640
5.375%, due 11/1/23	1,500,000	1,591,800
5.375%, due 4/15/26	1,506,000	1,677,036
Host Hotels & Resorts LP
Series I
3.50%, due 9/15/30	2,100,000	2,155,733
MGM Growth Properties Operating Partnership LP
3.875%, due 2/15/29 (c)	10,360,000	10,878,000
4.625%, due 6/15/25 (c)	3,100,000	3,304,879
5.625%, due 5/1/24	19,120,000	20,433,926
5.75%, due 2/1/27	7,095,000	8,017,350
MPT Operating Partnership LP
4.625%, due 8/1/29	2,000,000	2,110,000
5.00%, due 10/15/27	6,726,000	7,037,078
Park Intermediate Holdings LLC
4.875%, due 5/15/29 (c)	4,550,000	4,652,375
RHP Hotel Properties LP
4.50%, due 2/15/29 (c)	4,225,000	4,225,000
4.75%, due 10/15/27	6,175,000	6,298,500
SBA Communications Corp.
3.125%, due 2/1/29 (c)	5,000,000	4,800,000
3.875%, due 2/15/27	3,000,000	3,090,000
VICI Properties LP
4.125%, due 8/15/30 (c)	1,000,000	1,057,500
		91,211,717
Retail 4.7%
1011778 BC ULC (c)
3.50%, due 2/15/29	4,355,000	4,310,144
3.875%, due 1/15/28	6,165,000	6,243,665
4.00%, due 10/15/30	13,005,000	12,777,413
Asbury Automotive Group, Inc.
4.50%, due 3/1/28	4,631,000	4,723,620

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay VP MacKay High Yield Corporate Bond Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Retail (continued)
Asbury Automotive Group, Inc. (continued)
4.625%, due 11/15/29 (c)	$ 3,320,000	$ 3,382,250
4.75%, due 3/1/30	5,212,000	5,296,695
5.00%, due 2/15/32 (c)	2,800,000	2,905,560
CEC Entertainment LLC
6.75%, due 5/1/26 (c)	3,435,000	3,366,300
Dave & Buster's, Inc.
7.625%, due 11/1/25 (c)	3,005,000	3,204,081
Group 1 Automotive, Inc.
4.00%, due 8/15/28 (c)	4,165,000	4,149,381
Ken Garff Automotive LLC
4.875%, due 9/15/28 (c)	6,385,000	6,392,981
KFC Holding Co.
4.75%, due 6/1/27 (c)	5,775,000	5,969,906
LCM Investments Holdings II LLC
4.875%, due 5/1/29 (c)	10,565,000	10,857,439
Lithia Motors, Inc. (c)
3.875%, due 6/1/29	2,000,000	2,041,800
4.375%, due 1/15/31	2,000,000	2,135,000
4.625%, due 12/15/27	700,000	736,260
Murphy Oil USA, Inc.
4.75%, due 9/15/29	3,000,000	3,157,500
5.625%, due 5/1/27	2,994,000	3,113,760
NMG Holding Co., Inc.
7.125%, due 4/1/26 (c)	18,355,000	19,481,446
Penske Automotive Group, Inc.
3.50%, due 9/1/25	3,945,000	4,033,763
PetSmart, Inc.
7.75%, due 2/15/29 (c)	4,005,000	4,350,431
Sonic Automotive, Inc. (c)
4.625%, due 11/15/29	3,980,000	4,017,810
4.875%, due 11/15/31	3,410,000	3,443,077
TPro Acquisition Corp.
11.00%, due 10/15/24 (c)	1,500,000	1,629,375
Ultra Resources, Inc. Escrow Claim Shares
6.875%, due 4/15/22 (d)(e)(f)	9,675,000	—
Yum! Brands, Inc.
3.625%, due 3/15/31	11,170,000	11,128,113
4.625%, due 1/31/32	9,750,000	10,360,545
4.75%, due 1/15/30 (c)	10,432,000	11,292,640
6.875%, due 11/15/37	2,000,000	2,534,600
		157,035,555
	Principal Amount	Value

Software 3.6%
ACI Worldwide, Inc.
5.75%, due 8/15/26 (c)	$ 4,405,000	$ 4,592,212
Camelot Finance SA
4.50%, due 11/1/26 (c)	4,480,000	4,636,800
CDK Global, Inc.
5.25%, due 5/15/29 (c)	2,000,000	2,120,000
Change Healthcare Holdings LLC
5.75%, due 3/1/25 (c)	2,300,000	2,319,734
Clarivate Science Holdings Corp. (c)
3.875%, due 7/1/28	6,385,000	6,416,925
4.875%, due 7/1/29	8,505,000	8,625,091
Fair Isaac Corp.
5.25%, due 5/15/26 (c)	3,590,000	3,945,895
MSCI, Inc. (c)
3.25%, due 8/15/33	6,350,000	6,421,438
3.625%, due 9/1/30	7,315,000	7,479,587
3.625%, due 11/1/31	8,300,000	8,611,250
3.875%, due 2/15/31	10,620,000	11,058,075
4.00%, due 11/15/29	9,500,000	9,927,500
Open Text Corp. (c)
3.875%, due 2/15/28	4,560,000	4,647,780
3.875%, due 12/1/29	4,430,000	4,485,375
Open Text Holdings, Inc. (c)
4.125%, due 2/15/30	8,499,000	8,753,970
4.125%, due 12/1/31	4,425,000	4,469,250
PTC, Inc. (c)
3.625%, due 2/15/25	3,400,000	3,446,750
4.00%, due 2/15/28	9,236,000	9,397,630
SS&C Technologies, Inc.
5.50%, due 9/30/27 (c)	5,885,000	6,149,825
Veritas US, Inc.
7.50%, due 9/1/25 (c)	2,600,000	2,691,000
		120,196,087
Telecommunications 4.3%
CommScope, Inc.
8.25%, due 3/1/27 (c)	3,274,000	3,364,657
Connect Finco SARL
6.75%, due 10/1/26 (c)	12,790,000	13,445,488
Hughes Satellite Systems Corp.
5.25%, due 8/1/26	6,735,000	7,366,406
6.625%, due 8/1/26	6,460,000	7,230,355
Level 3 Financing, Inc.
3.75%, due 7/15/29 (c)	1,500,000	1,425,000
5.375%, due 5/1/25	6,300,000	6,437,120
Lumen Technologies, Inc.
Series T
5.80%, due 3/15/22	9,390,000	9,460,425
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments December 31, 2021† (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Telecommunications (continued)
Sprint Capital Corp.
6.875%, due 11/15/28	$ 31,815,000	$ 40,245,975
Sprint Corp.
7.875%, due 9/15/23	14,030,000	15,450,537
T-Mobile US, Inc.
2.625%, due 2/15/29	4,000,000	3,940,000
2.875%, due 2/15/31	8,160,000	8,058,816
3.375%, due 4/15/29 (c)	3,630,000	3,698,752
3.50%, due 4/15/31 (c)	2,500,000	2,600,950
4.75%, due 2/1/28	11,450,000	12,051,125
5.375%, due 4/15/27	8,875,000	9,235,769
Vmed O2 UK Financing I plc
4.75%, due 7/15/31 (c)	2,200,000	2,227,500
		146,238,875
Toys, Games & Hobbies 0.2%
Mattel, Inc. (c)
3.375%, due 4/1/26	3,200,000	3,281,664
3.75%, due 4/1/29	3,000,000	3,108,750
		6,390,414
Transportation 0.5%
Seaspan Corp.
5.50%, due 8/1/29 (c)	2,750,000	2,777,500
Teekay Corp.
9.25%, due 11/15/22 (c)	1,500,000	1,537,500
Watco Cos. LLC
6.50%, due 6/15/27 (c)	11,540,000	12,001,600
		16,316,600
Total Corporate Bonds (Cost $2,807,618,071)		2,918,234,872
Loan Assignments 4.1%
Aerospace & Defense 0.1%
TransDigm, Inc.
Tranche Refinancing Term Loan F
2.354% (1 Month LIBOR + 2.25%), due 12/9/25 (g)	1,615,515	1,592,017
Automobile 0.4%
Dealer Tire LLC
Term Loan B1
4.354 (1 Month LIBOR + 4.25%), due 1/1/38 (g)	5,880,000	5,874,120
	Principal Amount	Value

Automobile (continued)
Neenah Foundry Co.
Term Loan
TBD, due 10/1/26 (a)(d)(e)	$ 5,420,000	$ 5,365,800
Wheel Pros, Inc.
First Lien Initial Term Loan
5.25% (1 Month LIBOR + 4.50%), due 5/11/28 (g)	1,995,000	1,988,766
		13,228,686
Beverage, Food & Tobacco 0.1%
United Natural Foods, Inc.
Initial Term Loan
3.354% (1 Month LIBOR + 3.25%), due 10/22/25 (g)	4,493,763	4,482,529
Chemicals, Plastics & Rubber 0.2%
Innophos Holdings, Inc.
Initial Term Loan
3.854% (1 Month LIBOR + 3.75%), due 2/5/27 (g)	1,866,750	1,859,750
Jazz Pharmaceuticals plc
Initial Dollar Term Loan
4.00% (1 Month LIBOR + 3.50%), due 5/5/28 (g)	6,268,500	6,291,449
		8,151,199
Diversified/Conglomerate Service 0.1%
Change Healthcare Holdings, Inc.
Closing Date Term Loan
3.50% (1 Month LIBOR + 2.50%), due 3/1/24 (g)	3,826,752	3,822,447
Finance 0.5%
AAdvantage Loyality IP Ltd.
Initial Term Loan
5.50% (3 Month LIBOR + 4.75%), due 4/20/28 (g)	2,000,000	2,070,500
American Trailer World Corp.
First Lien Initial Term Loan
4.50% (1 Month LIBOR + 3.75%), due 3/3/28 (g)	3,582,000	3,562,972
Schweitzer-Mauduit International, Inc.
Term Loan B
4.50% (1 Month LIBOR + 3.75%), due 4/20/28 (g)	5,223,750	5,191,102

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay VP MacKay High Yield Corporate Bond Portfolio

	Principal Amount	Value
Loan Assignments (continued)
Finance (continued)
Superannuation and Investments Finco Pty. Ltd.
Initial U.S. Term Loan
4.25% (1 Month LIBOR + 3.75%), due 12/1/28 (g)	$ 2,700,000	$ 2,694,938
Truck Hero, Inc.
Initial Term Loan
4.00% (1 Month LIBOR + 3.25%), due 1/31/28 (g)	3,382,958	3,368,157
		16,887,669
Healthcare 0.1%
Medline Borrower LP
Initial Dollar Term Loan
3.75% (1 Month LIBOR + 3.25%), due 10/23/28 (g)	3,300,000	3,296,561
Healthcare, Education & Childcare 0.3%
LifePoint Health, Inc.
First Lien Term Loan B
3.852% (1 Month LIBOR + 3.75%), due 11/16/25 (g)	8,540,607	8,525,661
Leisure, Amusement, Motion Pictures & Entertainment 0.1%
Carnival Corp.
2021 Incremental Term Advance B
4.00% (3 Month LIBOR + 3.25%), due 10/18/28 (g)	3,400,000	3,357,500
Manufacturing 0.1%
Adient U.S. LLC
Term Loan B1
3.604% (1 Month LIBOR + 3.50%), due 4/10/28 (g)	3,781,000	3,776,950
Media 0.2%
Directv Financing LLC
Closing Date Term Loan
5.75% (3 Month LIBOR + 5.00%), due 8/2/27 (g)	6,353,750	6,357,359
Mining, Steel, Iron & Non-Precious Metals 0.0% ‡
Keystone Power Pass-Through Holders LLC
Term Loan
18.00% (3 Month LIBOR + 18.00%), due 4/30/22 (a)(d)(g)	1,425,000	1,425,000
	Principal Amount	Value

Oil & Gas 0.4%
Ascent Resources Utica Holdings LLC
Second Lien Term Loan
10.00% (3 Month LIBOR + 9.00%), due 11/1/25 (g)	$ 2,842,000	$ 3,065,807
PetroQuest Energy LLC (a)(b)(d)
Term Loan
8.50% (8.50% PIK) (1 Month LIBOR + 7.50%), due 11/8/23 (e)(g)	5,705,870	4,564,696
2020 Term Loan
8.50% (8.50% PIK), due 9/19/26	556,624	556,624
TransMontaigne Operating Co. LP
Tranche Term Loan B
4.00% (1 Month LIBOR + 3.50%), due 11/17/28 (g)	3,400,000	3,397,450
		11,584,577
Pharmaceuticals 0.1%
Bausch Health Cos., Inc.
First Incremental Term Loan
2.854% (1 Month LIBOR + 2.75%), due 11/27/25 (g)	3,361,667	3,338,031
Retail 0.6%
Great Outdoors Group LLC
Term Loan B2
4.50% (3 Month LIBOR + 3.75%), due 3/6/28 (g)	21,092,374	21,098,955
Services Business 0.1%
GIP II Blue Holding LP
Initial Term Loan
5.50% (3 Month LIBOR + 4.50%), due 9/29/28 (g)	3,550,000	3,536,687
Utilities 0.7%
GenOn Energy, Inc.
Term Loan
TBD, due 4/2/22 (a)(d)	9,165,596	9,165,596
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments December 31, 2021† (continued)
	Principal Amount	Value
Loan Assignments (continued)
Utilities (continued)
PG&E Corp.
Term Loan
3.50% (3 Month LIBOR + 3.00%), due 6/23/25 (g)	$ 13,297,500	$ 13,147,903
		22,313,499
Total Loan Assignments (Cost $136,921,656)		136,775,327
Total Long-Term Bonds (Cost $2,973,131,972)		3,088,337,762

	Shares
Common Stocks 2.3%
Distributors 0.1%
ATD New Holdings, Inc. (m)	44,740	3,579,200
Electric Utilities 0.0% ‡
Keycon Power Holdings LLC (a)(d)(e)(m)	11,280	113
Electrical Equipment 0.2%
Energy Technologies, Inc. (a)(d)(e)(m)	4,822	8,076,850
Hotels, Restaurants & Leisure 0.5%
Carlson Travel, Inc. (a)(k)(m)	529,813	17,483,829
Carlson Travel, Inc. (d)(e)(k)(m)	6,281	—
		17,483,829
Independent Power and Renewable Electricity Producers 0.4%
GenOn Energy, Inc. (d)(e)(k)	115,826	12,740,860
Metals & Mining 0.1%
Neenah Enterprises, Inc. (a)(d)(e)(k)(m)	230,859	4,125,450
Oil, Gas & Consumable Fuels 1.0%
California Resources Corp.	18,307	781,892
Gulfport Energy Operating Corp. (m)	311,067	22,406,156
PetroQuest Energy, Inc. (a)(d)(e)(m)	8,224,665	—
Talos Energy, Inc. (m)	637,880	6,251,224
Whiting Petroleum Corp. (m)	61,409	3,971,934
		33,411,206
	Shares	Value

Software 0.0% ‡
ASG warrant corp. (a)(d)(e)(m)	3,368	$ —
Total Common Stocks (Cost $95,996,329)		79,417,508
Preferred Stocks 0.3%
Electrical Equipment 0.3%
Energy Technologies Ltd. (a)(d)(e)(m)	10,741	9,076,145
Oil, Gas & Consumable Fuels 0.0% ‡
Gulfport Energy Operating Corp., 10.00%(10.00% Cash or 15.00% PIK) (a)(b)(d)(e)(k)	39	179,888
Total Preferred Stocks (Cost $10,336,701)		9,256,033

	Number of Warrants
Warrants 0.0% ‡
Hotels, Restaurants & Leisure 0.0% ‡
CWT Travel Holdings, Inc. (a)(d)(e)
Expires 11/19/26	44,246	261,051
Expires 11/19/28	46,575	320,901
		581,952
Oil, Gas & Consumable Fuels 0.0% ‡
California Resources Corp.
Expires 10/27/24 (m)	9,742	120,801
Total Warrants (Cost $8,174,310)		702,753
Total Investments (Cost $3,087,639,312)	94.2%	3,177,714,056
Other Assets, Less Liabilities	5.8	193,958,516
Net Assets	100.0%	$ 3,371,672,572

†	Percentages indicated are based on Portfolio net assets.
‡	Less than one-tenth of a percent.
(a)	Illiquid security—As of December 31, 2021, the total market value deemed illiquid under procedures approved by the Board of Trustees was $78,944,512, which represented 2.3% of the Portfolio’s net assets. (Unaudited)
(b)	PIK ("Payment-in-Kind")—issuer may pay interest or dividends with additional securities and/or in cash.
(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay VP MacKay High Yield Corporate Bond Portfolio

(d)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of December 31, 2021, the total market value was $66,235,594, which represented 2.0% of the Portfolio’s net assets.
(e)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(f)	Issue in non-accrual status.
(g)	Floating rate—Rate shown was the rate in effect as of December 31, 2021.
(h)	Security is perpetual and, thus, does not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(i)	Step coupon—Rate shown was the rate in effect as of December 31, 2021.
(j)	Issue in default.
(k)	Restricted security. (See Note 6)
(l)	Fixed to floating rate—Rate shown was the rate in effect as of December 31, 2021.
(m)	Non-income producing security.

Abbreviation(s):
LIBOR—London Interbank Offered Rate
TBD—To Be Determined
The following is a summary of the fair valuations according to the inputs used as of December 31, 2021, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Convertible Bonds	$ —	$ 33,327,563	$ —	$ 33,327,563
Corporate Bonds	—	2,907,858,252	10,376,620	2,918,234,872
Loan Assignments	—	126,844,831	9,930,496	136,775,327
Total Long-Term Bonds	—	3,068,030,646	20,307,116	3,088,337,762
Common Stocks	33,411,206	21,063,029	24,943,273	79,417,508
Preferred Stocks	—	—	9,256,033	9,256,033
Warrants	120,801	—	581,952	702,753
Total Investments in Securities	$ 33,532,007	$ 3,089,093,675	$ 55,088,374	$ 3,177,714,056

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:
Investments in Securities	Balance as of December 31, 2020	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of December 31, 2021	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of December 31, 2021
Long-Term Bonds
Corporate Bonds	$10,874,686	$3,121,688	$ —	$ 9,941,908	$ —	$(13,561,662)	$ —	$—	$10,376,620	$ (645,068)
Loan Assignments	4,290,785	2,652	—	(201,946)	5,839,005	—	—	—	9,930,496	(201,946)
Common Stocks	10,866,455	—	667,348	(15,153,854)	13,594,162	(667,348)	15,636,510	—	24,943,273	(14,579,654)
Preferred Stocks	8,109,455	—	—	1,107,578	39,000	—	—	—	9,256,033	1,107,578
Warrants	—	—	—	(7,588,461)	8,170,413	—	—	—	581,952	(7,588,461)
Total	$34,141,381	$3,124,340	$667,348	$(11,894,775)	$27,642,580	$(14,229,010)	$15,636,510	$—	$55,088,374	$(21,907,551)
As of December 31, 2021, a Common Stock with a market value of $15,636,510 transferred from Level 1 to Level 3 as the the fair value for this Common Stock utilized significant unobservable inputs. As of December 31, 2020, the fair value obtained for these Common Stocks utilized significant other observable inputs.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Statement of Assets and Liabilities as of December 31, 2021
Assets
Investment in securities, at value (identified cost $3,087,639,312)	$3,177,714,056
Cash	159,838,776
Receivables:
Interest	43,365,961
Portfolio shares sold	1,544,523
Other assets	28,058
Total assets	3,382,491,374
Liabilities
Payables:
Investment securities purchased	7,521,977
Manager (See Note 3)	1,580,259
Portfolio shares redeemed	811,051
NYLIFE Distributors (See Note 3)	585,493
Shareholder communication	158,156
Professional fees	104,805
Custodian	16,970
Trustees	3,413
Accrued expenses	36,678
Total liabilities	10,818,802
Net assets	$3,371,672,572
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 343,957
Additional paid-in-capital	3,251,043,992
3,251,387,949
Total distributable earnings (loss)	120,284,623
Net assets	$3,371,672,572
Initial Class
Net assets applicable to outstanding shares	$ 592,889,936
Shares of beneficial interest outstanding	59,631,418
Net asset value per share outstanding	$ 9.94
Service Class
Net assets applicable to outstanding shares	$2,778,782,636
Shares of beneficial interest outstanding	284,325,269
Net asset value per share outstanding	$ 9.77

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay VP MacKay High Yield Corporate Bond Portfolio

Statement of Operations for the year ended December 31, 2021
Investment Income (Loss)
Income
Interest	$168,491,896
Dividends	1,359,261
Securities lending	353
Other	312,594
Total income	170,164,104
Expenses
Manager (See Note 3)	17,993,052
Distribution/Service—Service Class (See Note 3)	6,788,771
Professional fees	272,356
Shareholder communication	200,228
Trustees	67,841
Custodian	62,094
Miscellaneous	151,449
Total expenses	25,535,791
Net investment income (loss)	144,628,313
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments	47,667,595
Net change in unrealized appreciation (depreciation) on investments	(27,683,811)
Net realized and unrealized gain (loss)	19,983,784
Net increase (decrease) in net assets resulting from operations	$164,612,097
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Statements of Changes in Net Assets
for the years ended December 31, 2021 and December 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 144,628,313	$ 155,731,043
Net realized gain (loss)	47,667,595	(85,686,820)
Net change in unrealized appreciation (depreciation)	(27,683,811)	71,065,568
Net increase (decrease) in net assets resulting from operations	164,612,097	141,109,791
Distributions to shareholders:
Initial Class	(28,606,278)	(25,417,401)
Service Class	(127,887,903)	(140,197,619)
Total distributions to shareholders	(156,494,181)	(165,615,020)
Capital share transactions:
Net proceeds from sales of shares	458,787,335	362,905,712
Net asset value of shares issued to shareholders in reinvestment of distributions	156,494,181	165,615,020
Cost of shares redeemed	(327,535,675)	(457,051,427)
Increase (decrease) in net assets derived from capital share transactions	287,745,841	71,469,305
Net increase (decrease) in net assets	295,863,757	46,964,076
Net Assets
Beginning of year	3,075,808,815	3,028,844,739
End of year	$3,371,672,572	$3,075,808,815
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay VP MacKay High Yield Corporate Bond Portfolio

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Initial Class	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 9.89	$ 9.96	$ 9.32	$ 10.05	$ 9.99
Net investment income (loss) (a)	0.47	0.54	0.58	0.55	0.58
Net realized and unrealized gain (loss)	0.08	(0.04)	0.64	(0.68)	0.10
Total from investment operations	0.55	0.50	1.22	(0.13)	0.68
Less distributions:
From net investment income	(0.50)	(0.57)	(0.58)	(0.60)	(0.62)
Net asset value at end of year	$ 9.94	$ 9.89	$ 9.96	$ 9.32	$ 10.05
Total investment return (b)	5.51%	5.40%	13.22%	(1.46)%	6.86%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.66%	5.56%	5.84%	5.58%	5.69%
Net expenses	0.58%	0.59%(c)	0.59%(c)	0.58%(c)	0.58%(c)
Portfolio turnover rate	35%	39%	28%	28%	40%
Net assets at end of year (in 000's)	$ 592,890	$ 461,075	$ 471,775	$ 458,129	$ 574,162

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended December 31,
Service Class	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 9.74	$ 9.81	$ 9.19	$ 9.91	$ 9.86
Net investment income (loss) (a)	0.44	0.50	0.55	0.52	0.55
Net realized and unrealized gain (loss)	0.06	(0.02)	0.62	(0.66)	0.10
Total from investment operations	0.50	0.48	1.17	(0.14)	0.65
Less distributions:
From net investment income	(0.47)	(0.55)	(0.55)	(0.58)	(0.60)
Net asset value at end of year	$ 9.77	$ 9.74	$ 9.81	$ 9.19	$ 9.91
Total investment return (b)	5.25%	5.14%	12.94%	(1.71)%	6.59%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.43%	5.31%	5.60%	5.33%	5.43%
Net expenses	0.83%	0.84%(c)	0.84%(c)	0.83%(c)	0.83%(c)
Portfolio turnover rate	35%	39%	28%	28%	40%
Net assets at end of year (in 000's)	$ 2,778,783	$ 2,614,734	$ 2,557,069	$ 2,298,144	$ 2,528,783

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Notes to Financial Statements
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP MacKay High Yield Corporate Bond Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio (formerly known as MainStay VP Moderate Growth Allocation Portfolio) and MainStay VP Equity Allocation Portfolio (formerly known as MainStay VP Growth Allocation Portfolio), which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	May 1, 1995
Service Class	June 4, 2003
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
The Board of Trustees of the Fund (the "Board") adopted procedures establishing methodologies for the valuation of the Portfolio's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability

30	MainStay VP MacKay High Yield Corporate Bond Portfolio

based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2021, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio's valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. Securities that were fair valued in such a manner as of December 31, 2021, are shown in the Portfolio of Investments.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of December 31, 2021 were fair valued utilizing significant unobservable inputs obtained from the pricing service.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
31

Notes to Financial Statements (continued)
The valuation techniques and significant amounts of unobservable inputs used in the fair valuation of each Portfolio's Level 3 securities are outlined in the table below. A significant increase or decrease in any of those inputs in isolation would result in a significantly higher or lower fair value measurement.

Asset Class	Fair Value at 12/31/21*	Valuation Technique	Unobservable Inputs	Inputs/Range
Corporate Bonds	$ 3,376,620	Income Approach	Spread Adjustment	0.72%
Loan Assignments	4,564,696	Market Approach	Implied natural gas price	$2.70
			Discount Rate	10.00%
	5,365,800	Market Approach	Lender Fee	1.00%
Common Stocks	113	Market Approach	Ownership % of equity interest	16.56%-39.70%
	8,076,850	Market Approach	EBITDA Multiple	6.00x-8.00x
	4,125,450	Market Approach	EBITDA Multiple	6.00x
	0	Market Approach	Implied natural gas price	$2.70
			Discount Rate	10.00%
Preferred Stock	9,076,145	Income Approach	Spread Adjustment	4.21%
	179,888	Market Approach	Liquidity discount	10.00%
Warrants	581,952	Market Approach	Implied Volatility	40.00%
	$ 35,347,514
* The table above does not include a level 3 investment that was valued by a broker. As of December 31, 2021, the value of this investment was $19,740,860. The inputs for this investment were not readily available or cannot be reasonably estimated.
A portfolio investment may be classified as an illiquid investment under the Portfolio's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Portfolio. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Portfolio's investments was determined as of December 31, 2021, and can change at any time. Illiquid investments as of December 31, 2021, are shown in the Portfolio of Investments.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method. Income from payment-in-kind securities is accreted daily based on the effective interest method. Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes

32	MainStay VP MacKay High Yield Corporate Bond Portfolio

of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Loan Assignments, Participations and Commitments.  The Portfolio may invest in loan assignments and participations ("loans"). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Portfolio records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate ("LIBOR").
The loans in which the Portfolio may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Portfolio purchases an assignment from a lender, the Portfolio will generally have direct contractual rights against the borrower in favor of the lender. If the Portfolio purchases a participation interest either from a lender or a participant, the Portfolio typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Portfolio is subject to the credit risk of the lender or participant who sold the participation interest to the Portfolio, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.
Unfunded commitments represent the remaining obligation of the Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of December 31, 2021, the Portfolio held unfunded commitments. (See Note 5).
(H) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of December 31, 2021, the Portfolio did not have any portfolio securities on loan.
Prior to February 22, 2021, these services were provided by State Street Bank and Trust Company (“State Street”).
(I) Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.
There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Portfolio could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Portfolio is exposed to risk until the sale or exercise of each right or warrant is completed. Warrants as of December 31, 2021 are shown in the Portfolio of Investments.
(J) Debt Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry
33

Notes to Financial Statements (continued)
or region. Debt securities are also subject to the risks associated with changes in interest rates. The Portfolio primarily invests in high-yield debt securities (commonly referred to as “junk bonds”), which are considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.
The loans in which the Portfolio invests are usually rated below investment grade, or if unrated, determined by the Subadvisor to be of comparable quality (commonly referred to as “junk bonds”) and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Moreover, such securities may, under certain circumstances, be particularly susceptible to liquidity and valuation risks.
Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result, the Portfolio’s NAVs could go down and you could lose money.
In addition, loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.
In certain circumstances, loans may not be deemed to be securities. As a result, the Portfolio may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.
(K) LIBOR Replacement Risk. The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. However, certain LIBOR tenors will continue beyond 2021 and the most widely used LIBOR tenors may continue until mid-2023. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known. New York Life Investments is currently working to assess exposure and will modify contracts as necessary.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. While the transition away from LIBOR has already begun with no material adverse effect to the Portfolio's performance, the transition is expected to last through mid-2023 for some LIBOR tenors. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period.
(L) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. During a portion of the year ended December 31, 2021, the Portfolio reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory

34	MainStay VP MacKay High Yield Corporate Bond Portfolio

Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.57% up to $1 billion; 0.55% from $1 billion to $5 billion; and 0.525% in excess of $5 billion. During the year ended December 31, 2021, the effective management fee rate was 0.56%.
During the year ended December 31, 2021, New York Life Investments earned fees from the Portfolio in the amount of $17,993,052 and paid the Subadvisor fees of $8,996,515.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Prior to February 22, 2021, these services were provided by State Street.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
Note 4-Federal Income Tax
As of December 31, 2021, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$3,087,247,225	$161,777,739	$(71,310,908)	$90,466,831
As of December 31, 2021, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$146,647,447	$(113,123,503)	$(3,706,152)	$90,466,831	$120,284,623
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to cumulative bond amortization and wash sale adjustments. The other temporary differences are primarily due to interest accrual on defaulted securities.
As of December 31, 2021, for federal income tax purposes, capital loss carryforwards of $113,123,503, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$86	$113,038
The Portfolio utilized $46,660,181 of capital loss carryforwards during the year ended December 31, 2021.
During the years ended December 31, 2021 and December 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2021	2020
Distributions paid from:
Ordinary Income	$156,494,181	$165,615,020
Note 5–Commitments and Contingencies
As of December 31, 2021, the Portfolio had unfunded commitments pursuant to the following loan agreements:
Borrower	Unfunded Commitments	Unrealized Appreciation/ (Depreciation)
Neenah Foundry, 2020 PIK Loan TBD, due 4/1/23	$320,000	$0
Commitments are available until maturity date.
35

Notes to Financial Statements (continued)
Note 6–Restricted Securities
Restricted securities are subject to legal or contractual restrictions on resale. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended. Disposal of restricted securities may involve time consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve.
As of December 31, 2021, restricted securities held by the Portfolio were as follows:
Security	Date(s) of Acquisition	Principal Amount/ Shares	Cost	12/31/21 Value	Percent of Net Assets
Briggs & Stratton Corp. Escrow Claim Shares
Corporate Bond 6.875%, due 12/15/20	2/26/21	$ 5,030,000	$ 5,170,425	$ 50,300	0.0%
Carlson Travel, Inc.
Common Stock	12/8/21	6,281	—	—	0.0‡
Carlson Travel, Inc.
Common Stock	9/4/20-12/8/21	529,813	13,040,538	17,483,829	0.5%
GenOn Energy, Inc.
Common Stock	12/14/18	115,826	12,970,154	12,740,860	0.4
Gulfport Energy Operating Corp.
Preferred Stock	8/4/21-12/16/21	39	39,000	179,888	0.0
Neenah Enterprises, Inc.
Common Stock	4/12/20	230,859	1,955,376	4,125,450	0.1
Sterling Entertainment Enterprises LLC
Corporate Bond 10.25%, due 1/15/25	12/28/17	$ 7,000,000	6,945,355	7,000,000	0.2
Total			$ 40,120,848	$ 41,580,327	1.2%

‡	Less than one-tenth of a percent.

Note 7–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Prior to February 22, 2021, these services were provided by State Street. The services provided by State Street were a direct expense of the Portfolio and are included in the Statement of Operations as Custodian fees which totaled $6,242 for the period January 1, 2021 through February 21, 2021.
Note 8–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate ("LIBOR"), whichever is higher. The Credit Agreement expires on July 26, 2022, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2021, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 9–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio

36	MainStay VP MacKay High Yield Corporate Bond Portfolio

and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2021, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 10–Purchases and Sales of Securities (in 000’s)
During the year ended December 31, 2021, purchases and sales of securities, other than short-term securities, were $1,281,197 and $1,087,899, respectively.
The Portfolio may purchase securities from or sell securities to other portfolios managed by the Subadvisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 under the 1940 Act. During the year ended December 31, 2021, such purchases were $1,085,821.
Note 11–Capital Share Transactions
Transactions in capital shares for the years ended December 31, 2021 and December 31, 2020, were as follows:
Initial Class	Shares	Amount
Year ended December 31, 2021:
Shares sold	17,398,461	$ 178,553,730
Shares issued to shareholders in reinvestment of distributions	2,894,786	28,606,278
Shares redeemed	(7,260,874)	(73,109,585)
Net increase (decrease)	13,032,373	$ 134,050,423
Year ended December 31, 2020:
Shares sold	4,741,138	$ 45,519,125
Shares issued to shareholders in reinvestment of distributions	2,675,798	25,417,401
Shares redeemed	(8,207,626)	(78,748,285)
Net increase (decrease)	(790,690)	$ (7,811,759)

Service Class	Shares	Amount
Year ended December 31, 2021:
Shares sold	28,237,647	$ 280,233,605
Shares issued to shareholders in reinvestment of distributions	13,158,275	127,887,903
Shares redeemed	(25,632,161)	(254,426,090)
Net increase (decrease)	15,763,761	$ 153,695,418
Year ended December 31, 2020:
Shares sold	33,371,463	$ 317,386,587
Shares issued to shareholders in reinvestment of distributions	14,990,710	140,197,619
Shares redeemed	(40,584,222)	(378,303,142)
Net increase (decrease)	7,777,951	$ 79,281,064
Note 12–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 13–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2021, events and transactions subsequent to December 31, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
37

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MainStay VP Funds Trust and Shareholders of
MainStay VP MacKay High Yield Corporate Bond Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP MacKay High Yield Corporate Bond Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodians, agent banks and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
February 24, 2022
We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.
38	MainStay VP MacKay High Yield Corporate Bond Portfolio

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay VP MacKay High Yield Corporate Bond Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Portfolio (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 8–9, 2021 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2021 through December 2021, including information and materials furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Portfolio and investment-related matters for the Portfolio as well as presentations from New York Life Investments and MacKay personnel. In addition, the Board took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2021 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by the applicable share classes of the Portfolio, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and MacKay; (ii) the qualifications of the portfolio manager of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay with respect to their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life

39

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to investors and that the Portfolio’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 8–9, 2021 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Portfolio’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Portfolio.
The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Portfolio. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that MacKay provides to the Portfolio and considered the terms of each of the Advisory Agreements. The Board evaluated MacKay’s experience and performance in serving as subadvisor to the Portfolio and advising other portfolios and MacKay’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay and New York Life Investments’ and MacKay’s overall resources, legal and compliance environment, capabilities, reputation and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and MacKay and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board reviewed MacKay’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the qualifications and experience of the Portfolio’s portfolio manager, the number of accounts managed by the portfolio manager and the method for compensating the portfolio manager.
In addition, the Board considered information provided by New York Life Investments and MacKay regarding the operations of their respective business continuity plans in response to the ongoing COVID-19 pandemic, including the remote working environment.
Based on these considerations, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio’s benchmark, the Portfolio’s

40	MainStay VP MacKay High Yield Corporate Bond Portfolio

risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Portfolio as compared to peer funds.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance attributable to MacKay as well as discussions between the Portfolio’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed to take, to seek to enhance Portfolio investment performance and the results of those actions.
Based on these considerations, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Portfolio. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates , including MacKay, the Board considered, among other factors, New York Life Investments’ and its affiliates’ continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio. The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay in exchange for commissions paid by the Portfolio with respect to trades in the Portfolio’s portfolio securities. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.
The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the
41

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Portfolio were not excessive.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fees paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and those of the similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints and voluntary waivers on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.
Based on the factors outlined above, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Portfolio’s expense structure permits economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

42	MainStay VP MacKay High Yield Corporate Bond Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
43

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Portfolio are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolio. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a
Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Nolan reached the age of 75 during the calendar year 2021. Accordingly, Mr. Nolan retired at the end of calendar year 2021, at which time, Ms. Hammond became a Trustee of the Portfolio. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Yie-Hsin Hung* 1962	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010	78	MainStay Funds: Trustee since 2017 (12 Funds);
MainStay Funds Trust: Trustee since 2017 (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2017;
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee
since March 2021; and
Turtle Beach Corporation: Director since April 2021
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
44	MainStay VP MacKay High Yield Corporate Bond Portfolio

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021;VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Committee since 2018
Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007***	President, Strategic Management Advisors LLC since 1990	78	MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 Funds); MainStay Funds Trust: Chairman since 2017 and Trustee since 1990 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay Funds: Trustee since 2006 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Richard H. Nolan, Jr.**** 1946	MainStay VP Funds Trust: Trustee since 2006***	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay Funds: Trustee since 2007 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Independent Trustees
45

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (12 Funds);
MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Trustee since 2018, Chair of the Special Committee since 2019; and
Rhode Island School of Design: Trustee and Chair of the Finance Committee since 2015

Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC since 2018; President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds); MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Allstate Corporation: Director since 2015;
Partners in Health:Trustee since 2019 and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay Funds: Trustee since 1994 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund; Trustee since June 2021
**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
****	Pursuant to the Board's retirement policy, Mr. Nolan retired from the Board effective December 31, 2021.
Independent Trustees
46	MainStay VP MacKay High Yield Corporate Bond Portfolio

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay VP Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since January 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust since 2017** and MainStay CBRE Global Infrastructure Megatrends Fund since 2021; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust since 2007**	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds Trust since 2009, MainStay Funds since 2007 and MainStay CBRE Global Infrastructure Megatrends Fund since 2021; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay VP Funds Trust since 2021, and 2014 to 2020	Vice President and Chief Compliance Officer, New York Life Investments Alternatives LLC and New York Life Investment Management Holdings LLC (since 2020); Vice President (since 2018) and Chief Compliance Officer (since 2016), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, IndexIQ Advisors LLC, IndexIQ Holdings Inc., IndexIQ LLC and IndexIQ Trust (since 2017); Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay Funds, MainStay Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2021 and 2014 to 2020); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust since 2010**	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds and MainStay Funds Trust since 2010 and MainStay CBRE Global Infrastructure Megatrends Fund since 2021
Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust since 2005**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds Trust since 2009 and MainStay Funds since 2005 and MainStay CBRE Global Infrastructure Megatrends Fund since 2021
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
47

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP MacKay S&P 500 Index Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP T. Rowe Price Equity Income Portfolio1
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Brown Advisory LLC
Baltimore, Maryland
Candriam Belgium S.A.*
Brussels, Belgium
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Capital Management LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
T. Rowe Price Associates, Inc.
Baltimore, Maryland
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
Effective on or about May 1, 2022, the MainStay VP T. Rowe Price Equity Income Portfolio will be renamed the MainStay VP American Century Sustainable Equity Portfolio.
Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC
Not part of the Annual Report

2021 Annual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2022 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
1802529	MSVPHYCB11-02/22
(NYLIAC) NI520

MainStay VP Income Builder Portfolio

Message from the President and Annual Report
December 31, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
The COVID-19 pandemic and inflation drove market performance during the 12-month reporting period ended December 31, 2021. Against all expectations, the pandemic remained a persistent force worldwide, with widespread outbreaks of highly transmissible variants disrupting life in many locations despite the widespread availability of effective vaccines. Supported by government stimulus and accommodative monetary policies, most global economies expanded, exceeding pre-pandemic levels. However, the pandemic continued to claim lives, and the recovery proved uneven, with some industries struggling in the face of labor shortages, supply-chain bottlenecks and sharply rising commodity prices.
Spurred by economic growth and rising inflationary pressures, positive investor sentiment buoyed stock markets while bond markets lagged. In the United States, the S&P 500® Index, a widely regarded benchmark of market performance, produced strong gains led by energy and real estate, followed by information technology and financials. Materials and consumer staples lagged the Index by a small margin, while health care and industrials trailed further behind. The traditionally defensive utilities and consumer staples sectors underperformed by a greater margin, with both sectors challenged by rising commodity prices, with communication services as the only sector to generate negative returns. Small- and mid-cap stocks, which outperformed for much of the reporting period, lost ground to large-cap stocks in the closing months of 2021 as risk appetites diminished and trailed for the year as a whole. Similarly, value stocks outperformed growth-oriented shares during the first half of the year, then fell behind in November and December. In developed international equity markets, the U.K. and Eurozone led Asia, while, overall, the international market lagged its U.S. counterpart, particularly during the second half of the reporting period. Emerging market equities suffered broad losses, though returns varied widely from country to country with some, such as India, producing solidly positive returns while others, most notably China, experiencing punishing declines.
U.S. and international bond markets produced mixed performance, buffeted by rising interest rates while supported by accommodative monetary policies and strong corporate financial results. Expectations for a quick economic recovery in early 2021 drove rising yields and a steep selloff in traditional safe havens, such as government bonds. A partial recovery in the summer of 2021 was followed by another dip in the fall, prompted by signals from central banks of their intention to soon withdraw monetary accommodation as a first step toward raising rates in an effort to combat rising inflation. Increasingly hawkish rhetoric from the U.S. Federal Reserve in November and December further pressured the fixed-income asset class. Corporate bonds fared relatively well given the positive corporate earnings environment and historically low default rates, with lower-rated issues significantly outperforming investment-grade credits. Emerging market corporate bonds came under pressure late in the reporting period due to slowing Chinese economic growth associated with a government regulatory crackdown and heightened concerns regarding a debt crisis in the Chinese real estate sector.
Today, the pandemic remains deeply felt in the economy and our personal lives. Yet, at the same time, post-pandemic trends are beginning to play an increasing role in the financial markets. As a MainStay VP investor, you can rely on us to manage our portfolios with a careful eye on the ever-changing investment landscape and provide you with disciplined investment tools to help you reach your financial goals. Thank you for your continued trust, which we strive to earn every day.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information, which includes information about MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended December 31, 2021
Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	1/29/1993	10.52%	8.49%	8.84%	0.63%
Service Class Shares	6/4/2003	10.24	8.22	8.57	0.88

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	One Year	Five Years	Ten Years
MSCI World Index (Net)[1]	21.82%	15.03%	12.70%
Bloomberg U.S. Aggregate Bond Index[2]	-1.54	3.57	2.90
Blended Benchmark Index[3]	12.04	10.62	8.92
Morningstar World Allocation Category Average[4]	11.24	7.35	5.77

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
1.	The MSCI World Index (Net) is the Portfolio's primary benchmark. The MSCI World Index (Net) is a broad-based benchmark that is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The Portfolio has selected the Bloomberg U.S. Aggregate Bond Index as a secondary benchmark. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The Portfolio has selected the Blended Benchmark Index as an additional benchmark. The Blended Benchmark Index consists of the MSCI World Index (Net) and the Bloomberg U.S. Aggregate Bond Index, weighted 60% and 40%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Morningstar World Allocation Category Average is representative of portfolios that seek to provide both capital appreciation and income by investing in three major areas: stocks, bonds, and cash. While these portfolios do explore the whole world, most of them focus on the U.S., Canada, Japan, and the larger markets in Europe. It is rare for such portfolios to invest more than 10% of their assets in emerging markets. These portfolios typically have at least 10% of assets in bonds, less than 70% of assets in stocks, and at least 40% of assets in non-U.S. stocks or bonds. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP Income Builder Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2021 to December 31, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2021 to December 31, 2021. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended
December 31, 2021. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 7/1/21	Ending Account Value (Based on Actual Returns and Expenses) 12/31/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,031.00	$3.07	$1,022.18	$3.06	0.60%
Service Class Shares	$1,000.00	$1,029.70	$4.35	$1,020.92	$4.33	0.85%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP Income Builder Portfolio

Portfolio Composition as of December 31, 2021 (Unaudited)
See Portfolio of Investments beginning on page 12 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of December 31, 2021 (excluding short-term investments) (Unaudited)
1.	U.S. Treasury Notes, 0.375%-1.375%, due 10/31/23–11/15/31
2.	Bank of America Corp.
3.	Apple, Inc.
4.	Broadcom, Inc.
5.	UMBS, 30 Year, 2.00%-4.00%, due 8/1/48–11/1/51
6.	Microsoft Corp.
7.	JPMorgan Chase & Co.
8.	Cisco Systems, Inc.
9.	Analog Devices, Inc.
10.	U.S. Treasury Bonds, 1.875%-4.375%, due 11/15/39–11/15/51

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of Jae S. Yoon, CFA, and Jonathan Swaney of New York Life Investment Management LLC, the Portfolio’s Manager; Stephen R. Cianci, CFA, and Neil Moriarty III, of MacKay Shields LLC (“MacKay Shields”), the Subadvisor for the fixed-income portion of the Portfolio; and William W. Priest, CFA, Michael A. Welhoelter, CFA, John Tobin, PhD, CFA, and Kera Van Valen, CFA, of Epoch Investment Partners, Inc. (“Epoch”), the Subadvisor for the equity portion of the Portfolio.
How did MainStay VP Income Builder portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2021?
For the 12 months ended December 31, 2021, MainStay VP Income Builder Portfolio returned 10.52% for Initial Class shares and 10.24% for Service Class shares. Over the same period, both share classes underperformed the 21.82% return of the MSCI World Index (Net), which is the Portfolio’s primary benchmark; outperformed the −1.54% return of the Bloomberg U.S. Aggregate Bond Index, which is the Portfolio’s secondary benchmark; and underperformed the 12.04% return of the Blended Benchmark Index, which is an additional benchmark of the Portfolio. For the 12 months ended December 31, 2021, both share classes underperformed the 11.24% return of the Morningstar World Allocation Category Average.1
During the reporting period, were there any market events that materially impacted the equity portion of the Portfolio’s performance or liquidity?
The pace of global economic growth, interest rates, inflation and COVID-19 variants remained intertwined and dominated headlines throughout 2021. Inflation proved to be more enduring than originally thought. Higher prices threatened to pressure profit margins, nudge bond yields upward and force central banks to be less accommodative sooner than expected. The year proved to be dynamic and challenging, but the market participation was broader than in 2020, and many businesses across sectors and geographies proved to be resilient. The continued resumption of dividend growth and share repurchases (which we had anticipated) was a positive development for the equity portion of the Portfolio, as businesses experienced strong demand and robust earnings throughout 2021.
What factors affected the relative performance of the equity portion of the Portfolio during the reporting period?
The equity portion of the Portfolio delivered upside participation amid a very strong market rally, but finished the reporting period modestly lagging the MSCI World Index (Net). The change in investor sentiment that began in the autumn of 2020 continued into 2021 as the vaccine rollout took hold and drove increased optimism about economies reopening. Bond yields moved higher and the wide divergence between high-dividend and momentum/growth abated. For the first half of the reporting period, the equity portion of the Portfolio benefitted from the breadth of the market, provided strong absolute returns and slightly outperformed the Index. In the third quarter of 2021, economic growth, while remaining above trend, began to slow and bond yields drifted lower. Supply-chain issues started to look less like a short-term phenomenon and the Delta variant began to creep into headlines in July. Market sentiment abruptly shifted in September, when a flurry of central bank announcements signaling sooner-than-expected monetary tightening made headlines and caused stocks to decline steeply for the month. The equity portion of the Portfolio was not immune to the downward pressure in the overall market, finishing the quarter with negative returns and lagging the Index. The fourth quarter began with markets charging upward in October as investors focused on the strength of earnings and temporarily put aside inflation concerns. The markets, and the equity portion of the Portfolio, rose again in early November until there was renewed volatility based on increasingly hawkish signaling from the U.S. Federal Reserve, and the emergence of the Omicron variant. Volatility persisted into early December, but the markets shook off concerns as equities rallied into year end, touching new highs.
Which market segments were the strongest positive contributors to relative performance in the equity portion of the Portfolio, and which market segments detracted the most?
During the reporting period, the strongest positive contributions to the performance of the equity portion of the Portfolio relative to the MSCI World Index (Net) came from favorable stock selection in the real estate sector. (Contributions take weightings and total returns into account.) Materials and industrials provided positive contributions to relative performance as well, driven by stock selection. The weakest contributing sector was health care due to stock selection. The next-weakest sectors in terms of relative returns were financials and communication services, also due to stock selection.
During the reporting period, which individual stocks made the strongest positive contributions to absolute performance in the equity portion of the Portfolio and which stocks detracted the most?
The strongest positive contributors to the absolute performance of the equity portion of the Portfolio included positions in software and cloud services provider Microsoft, semiconductor manufacturer Broadcom, and data and records management company Iron Mountain. Microsoft stock outperformed as a result of strong demand across the company’s product portfolio. This included growth in Azure, Microsoft’s cloud service offering, as well as growth in recurring subscription services and productivity solutions. Shares in Broadcom outperformed with the return to spending on networks, as enterprises began a campus refresh likely to benefit the company during 2022, and perhaps beyond.

1.	See page 5 for more information on benchmark and peer group returns.
8	MainStay VP Income Builder Portfolio

The medium-term outlook showed continual improvement in Broadcom’s software portfolio and replenishment demand driving its semiconductor portfolio. Iron Mountain shares trended higher reflecting positive underlying business development. Earnings reports were well-received, with management twice raising guidance for full-year 2021 results. The company benefitted from economic re-opening with more businesses returning to on-site working, the continued development of the data center segment, which saw increased leasing activity, in addition to good expense performance due to Project Summit.
The weakest contributors to the absolute performance of the equity portion of the Portfolio included positions in gaming company Las Vegas Sands, medical device maker Medtronic and global pharmaceutical company Takeda Pharmaceutical. Shares in Las Vegas Sands—the world's largest casino developer, owner and operator—underperformed as visitation trends stalled in the second quarter of 2021 due to pandemic-related travel restrictions in Macao and Singapore. Shares were further impacted by subsequent comments from a local government official that Macao planned to increase direct supervision of gambling companies. Medtronic faced headwinds during the year stemming from a slowdown in the recovery of elective medical procedure volumes due to COVID-19 resurgences and nursing shortages, as well as pipeline setbacks seen as likely to push out an acceleration in the company's organic growth rate. Takeda shares underperformed after the company announced plans in April to significantly increase near-term research and development investment to support its promising pipeline. Shares were further pressured in October when the company revealed that phase 2 trials of its TAK-944 clinical program for the treatment of sleep disorders had experienced a material setback that could put the entire program at risk.
Did the equity portion of the Portfolio make any significant purchases or sales during the reporting period?
The equity portion of the Portfolio initiated multiple positions during the reporting period, including industrial gas company Linde and financial services provider Ally Financial. Linde generates strong cash flow by distributing its products through various profitable methods, such as on-site, merchant and packaged gases. The company rewards its shareholders with an attractive and growing dividend and regular share buybacks. We believe Ally Financial is well positioned to continue to grow its loan portfolio and expand its product offering in an environment of rapidly evolving consumer banking trends in the United States. Ally pays an attractive and growing dividend, and conducts ongoing share repurchases that have historically exceeded the dividend.
Notable sales during the reporting period included the equity portion of the Portfolio’s entire position in telecommunications company AT&T, and air conditioning, heating, and refrigeration equipment distributor Watsco. AT&T is going through a restructuring which will see its WarnerMedia segment split off and combine operations with Discovery. The current dividend will continue to be paid until the deal closes in the middle of 2022, after which AT&T will resize its dividend to reflect the remaining operations. We sold the position to fund higher total shareholder yield opportunities. Watsco experienced growth throughout the reporting period due to a strong HVAC market as well as market share capture. We chose to sell the position to fund higher-yielding opportunities.
How did sector weightings in the equity portion of the Portfolio change during the reporting period?
During the reporting period, the most significant sector allocation changes in the equity portion of the Portfolio were reductions in communication services and consumer staples and increases in industrials and financials. From a country allocation perspective, the most significant changes included increases in exposure to the United States and Canada, and reductions in exposure to Korea and Italy. The equity portion of the Portfolio’s sector and country allocations are a result of our bottom-up fundamental investment process and reflect the companies and securities that we confidently believe can collect and distribute sustainable, growing, shareholder yield.
How was the equity portion of the Portfolio positioned at the end of the reporting period?
Relative to the MSCI World Index (Net), as of December 31, 2021, the most substantially overweight sector positions in the equity portion of the Portfolio were in utilities and consumer staples. As of the same date, the most substantially underweight sector positions relative to the benchmark were in consumer discretionary and information technology. These relative weightings were the result of individual stock selections rather than a top-down macroeconomic view.
What factors affected the relative performance of the fixed-income portion of the Portfolio during the reporting period?
Overall, risk continued to rally throughout the reporting period. This trend was accentuated by the approval of multiple coronavirus vaccines in the fourth quarter of 2020, along with the global acceleration of vaccination rates in the first quarter of 2021. Additionally, the fiscal packages that were passed by the U.S. Congress helped to propel risk assets. Lastly, the U.S. Federal Reserve’s monetary policy remained accommodative. These
9

factors were catalysts that led risk assets to outperform, especially in the first quarter of 2021 when credit spreads2 narrowed as risk assets rallied, despite a volatile environment that saw long-term Treasury rates rise faster than short-term rates.
The fixed-income portion of the Portfolio outperformed its primary benchmark, the Bloomberg U.S. Aggregate Bond Index during the reporting period, partly driven by underweight allocation to U.S. Treasury bonds. At the same time, the fixed-income portion of the Portfolio held overweight exposure to spread product that generated positive excess returns. Specifically, overweight allocation and security selection to corporate bonds, both investment grade and high yield, aided performance. Underweight exposure to AAA-rated3 credits further boosted these results. Conversely, the fixed-income portion of the Portfolio’s exposure to securitized debt detracted from relative performance.
During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?
During the reporting period, the fixed-income portion of the Portfolio used Treasury futures to hedge its duration.4 This position had a positive impact on returns during the reporting period.
What was the duration strategy of the fixed-income portion of the Portfolio during the reporting period?
At the beginning of the reporting period, the fixed-income portion of the Portfolio was modestly long duration versus the Bloomberg U.S. Aggregate Bond Index. Toward the middle of the reporting period, we extended the fixed-income portion of the Portfolio’s duration profile but then began reducing it and maintained a modest long position to offset the spread risk relative to the benchmark. At the end of the reporting period, the effective duration of the fixed-income portion of the Portfolio was 6.4 years, matching the duration of the Index.
During the reporting period, which market segments were the strongest positive contributors to the absolute performance of the fixed-income portion of the Portfolio and which market segments were particularly weak?
During the reporting period, the fixed-income portion of the Portfolio’s exposure to high yield corporate bonds bolstered absolute performance. Holdings of equity-linked products also made positive contributions to total return. During the same period, emerging-market credits detracted from absolute returns.
Did the fixed-income portion of the Portfolio make any significant purchases or sales during the reporting period?
A robust primary calendar for corporate credit offered several opportunities to introduce new names into the fixed-income portion of the Portfolio in the midstream, financials and consumer non-cyclical industries. Meanwhile, as spreads narrowed, we trimmed exposure to higher-quality credits with limited total return potential.
In emerging markets, we reduced the fixed-income portion of the Portfolio’s exposure to Chinese technology companies, as well as to an oil major rumored to be delisted from U.S. stock exchanges. Through the primary market, the fixed-income portion of the Portfolio added a new issue from a Mexican petrochemical company at favorable terms, as well as a new Brazilian credit in the consumer non-cyclical sector from a company with a strong global presence and solid fundamentals.
Among commercial mortgage-backed securities (CMBS), the fixed-income portion of the Portfolio took advantage of rich valuations by selling AAA-rated conduit bonds at levels tighter than pre-pandemic. The fixed-income portion of the Portfolio also continued to add more opportunistic single-asset deals, such as securitizations5 backed by tony Las Vegas properties. Other purchases in the CMBS primary market included securitizations backed by multifamily housing, an office building in Seattle and industrial properties spread throughout the country. In the secondary market, the fixed-income portion of the Portfolio purchased seasoned subordinate bonds at attractive yields with, in our judgement, sufficient credit enhancement to withstand stresses in the market.
Among non-agency residential mortgage-backed securities, given strong underlying housing fundamentals, the fixed-income portion of the Portfolio participated in a credit-risk transfer deal brought by the Federal Home Loan Mortgage Corporation (known as Freddie Mac); the deal had underlying collateral characteristics that we consider the strongest ever for the program, given the high FICO credit-risk scores of the borrowers.
2.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
3.	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Portfolio.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
5.	A securitization is a financial instrument created by an issuer by combining a pool of financial assets (such as mortgages). The financial instrument is then marketed to investors, sometimes in tiers.
10	MainStay VP Income Builder Portfolio

How did sector weightings change in the fixed-income portion of the Portfolio during the reporting period?
During the reporting period, the fixed-income portion of the Portfolio maintained its risk-positive positioning, keeping broader exposures fairly consistent. Changes included modest additions to CMBS exposure and agency commercial mortgage obligations. At the same time, the fixed-income portion of the Portfolio trimmed a small amount of its investment-grade credit and bank loans allocations. The most significant activity during the reporting period occurred in sectors where the fixed-income portion of the Portfolio took advantage of opportunities in the new-issue markets, rotating out of rich secondary positions in favor of cheaper new issues.
How was the fixed-income portion of the Portfolio positioned at the end of the reporting period?
As of December 31, 2021, relative to the Bloomberg U.S. Aggregate Bond Index, the fixed-income portion of the Portfolio held overweight exposure to high-yield corporate bonds, along with securitized assets. As of the same date, the fixed-income portion of the Portfolio held underweight exposure to U.S. Treasury securities and agency mortgages.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
11

Portfolio of Investments December 31, 2021†
	Principal Amount	Value
Long-Term Bonds 48.6%
Asset-Backed Securities 4.8%
Automobile Asset-Backed Securities 1.4%
American Credit Acceptance Receivables Trust
Series 2021-3, Class D
1.34%, due 11/15/27 (a)	$ 745,000	$ 734,644
Avis Budget Rental Car Funding AESOP LLC (a)
Series 2021-1A, Class A
1.38%, due 8/20/27	1,000,000	981,977
Series 2020-2A, Class A
2.02%, due 2/20/27	360,000	363,826
Series 2020-1A, Class A
2.33%, due 8/20/26	415,000	424,904
Drive Auto Receivables Trust
Series 2021-2, Class D
1.39%, due 3/15/29	800,000	784,315
Ford Credit Auto Owner Trust (a)
Series 2020-2, Class A
1.06%, due 4/15/33	645,000	632,052
Series 2020-1, Class A
2.04%, due 8/15/31	580,000	590,447
Ford Credit Floorplan Master Owner Trust
Series 2019-4, Class A
2.44%, due 9/15/26	850,000	877,139
Series 2017-3, Class A
2.48%, due 9/15/24	895,000	907,355
Series 2018-4, Class A
4.06%, due 11/15/30	530,000	593,505
GM Financial Revolving Receivables Trust
Series 2021-1, Class A
1.17%, due 6/12/34 (a)	975,000	958,378
Hertz Vehicle Financing III LP
Series 2021-2A, Class D
4.34%, due 12/27/27 (a)	1,135,000	1,132,091
Hertz Vehicle Financing LLC
Series 2021-1A, Class B
1.56%, due 12/26/25 (a)	520,000	514,787
JPMorgan Chase Bank NA
Series 2020-1, Class B
0.991%, due 1/25/28 (a)	346,463	346,526
		9,841,946
	Principal Amount	Value

Credit Card Asset-Backed Security 0.1%
Capital One Multi-Asset Execution Trust
Series 2019-A3, Class A3
2.06%, due 8/15/28	$ 700,000	$ 719,662
Home Equity Asset-Backed Securities 0.2%
Carrington Mortgage Loan Trust
Series 2007-HE1, Class A3
0.292% (1 Month LIBOR + 0.19%), due 6/25/37 (b)	1,006,237	996,351
J.P. Morgan Mortgage Acquisition Trust
Series 2007-HE1, Class AF1
0.202% (1 Month LIBOR + 0.10%), due 3/25/47 (b)	134,399	91,733
Mastr Asset-Backed Securities Trust
Series 2006-HE4, Class A1
0.202% (1 Month LIBOR + 0.10%), due 11/25/36 (b)	198,711	83,451
		1,171,535
Other Asset-Backed Securities 3.1%
American Airlines Pass-Through Trust
Series 2016-2, Class A
3.65%, due 6/15/28	577,197	557,562
Series 2019-1, Class B
3.85%, due 2/15/28	479,864	458,351
Series 2013-2, Class A
4.95%, due 1/15/23	760,003	776,638
American Tower Trust #1
3.07%, due 3/15/23 (a)	175,000	175,143
AMSR Trust
Series 2020-SFR4, Class A
1.355%, due 11/17/37 (a)	965,000	940,714
British Airways Pass-Through Trust
Series 2021-1, Class A
2.90%, due 3/15/35 (United Kingdom) (a)	840,000	836,673
CF Hippolyta LLC (a)
Series 2021-1A, Class A1
1.53%, due 3/15/61	1,012,731	993,732
Series 2020-1, Class A1
1.69%, due 7/15/60	451,047	447,420
Series 2020-1, Class A2
1.99%, due 7/15/60	499,118	490,206
Crown Castle Towers LLC
4.241%, due 7/15/28 (a)	990,000	1,079,960
CVS Pass-Through Trust
5.789%, due 1/10/26 (a)	20,618	22,220

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Income Builder Portfolio

	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
DB Master Finance LLC
Series 2021-1A, Class A23
2.791%, due 11/20/51 (a)	$ 955,000	$ 952,586
FirstKey Homes Trust (a)
Series 2020-SFR1, Class A
1.339%, due 8/17/37	1,048,248	1,028,212
Series 2021-SFR1, Class A
1.538%, due 8/17/38	1,163,960	1,135,468
Home Partners of America Trust (a)
Series 2021-2, Class A
1.901%, due 12/17/26	302,750	299,629
Series 2021-2, Class B
2.302%, due 12/17/26	569,665	562,682
MMAF Equipment Finance LLC
Series 2020-BA, Class A4
0.66%, due 11/15/27 (a)	1,500,000	1,466,133
Navient Private Education Refi Loan Trust (a)
Series 2020-DA, Class A
1.69%, due 5/15/69	221,400	221,544
Series 2020-EA, Class A
1.69%, due 5/15/69	389,725	389,573
Series 2021-EA, Class B
2.03%, due 12/16/69	1,380,000	1,342,727
New Economy Assets Phase 1 Sponsor LLC (a)
Series 2021-1, Class A1
1.91%, due 10/20/61	665,000	652,040
Series 2021-1, Class B1
2.41%, due 10/20/61	645,000	646,486
Progress Residential (a)
Series 2021-SFR1, Class A
1.052%, due 4/17/38	765,000	735,523
Series 2021-SFR3, Class A
1.637%, due 5/17/26	389,085	384,037
Series 2021-SFR4, Class B
1.808%, due 5/17/38	670,000	656,678
Progress Residential Trust (a)
Series 2021-SFR2, Class A
1.546%, due 4/19/38	350,000	343,342
Series 2021-SFR2, Class B
1.796%, due 4/19/38	1,050,000	1,026,310
Sierra Timeshare Receivables Funding LLC
Series 2020-2A, Class A
1.33%, due 7/20/37 (a)	302,979	302,018
	Principal Amount	Value

Other Asset-Backed Securities (continued)
Taco Bell Funding LLC
Series 2021-1A, Class A23
2.542%, due 8/25/51 (a)	$ 980,000	$ 957,599
U.S. Airways Pass-Through Trust
Series 2012-1, Class A
5.90%, due 10/1/24	491,909	515,490
Series 2010-1, Class A
6.25%, due 4/22/23	241,596	247,438
United Airlines Pass-Through Trust
Series 2014-2, Class B
4.625%, due 9/3/22	222,339	226,243
Series 2020-1, Class A
5.875%, due 10/15/27	767,805	841,033
Series 2007-1
6.636%, due 7/2/22	278,274	283,840
		21,995,250
Total Asset-Backed Securities (Cost $33,632,292)		33,728,393
Corporate Bonds 28.4%
Aerospace & Defense 0.4%
BAE Systems plc
3.00%, due 9/15/50 (United Kingdom) (a)	550,000	535,337
Boeing Co. (The)
3.75%, due 2/1/50 (c)	370,000	384,555
Howmet Aerospace, Inc.
3.00%, due 1/15/29	830,000	831,116
L3Harris Technologies, Inc.
4.40%, due 6/15/28	810,000	909,156
		2,660,164
Agriculture 0.1%
BAT Capital Corp.
3.734%, due 9/25/40 (United Kingdom)	905,000	869,287
Airlines 0.5%
American Airlines, Inc. (a)
5.50%, due 4/20/26	600,000	623,925
5.75%, due 4/20/29	360,000	384,739
Delta Air Lines, Inc. (a)
4.50%, due 10/20/25	465,000	488,720
4.75%, due 10/20/28	900,000	982,783
Mileage Plus Holdings LLC
6.50%, due 6/20/27 (a)	795,000	848,663
		3,328,830
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments December 31, 2021† (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Auto Manufacturers 1.0%
Ford Motor Credit Co. LLC
2.70%, due 8/10/26	$ 595,000	$ 600,206
4.063%, due 11/1/24	780,000	820,693
4.25%, due 9/20/22	305,000	310,490
General Motors Co.
6.125%, due 10/1/25	285,000	327,388
General Motors Financial Co., Inc.
2.35%, due 1/8/31	344,000	334,854
2.70%, due 6/10/31	850,000	846,969
3.15%, due 6/30/22	320,000	323,601
3.45%, due 4/10/22	1,500,000	1,504,588
Nissan Motor Acceptance Co. LLC (a)
1.125%, due 9/16/24	810,000	795,864
1.85%, due 9/16/26	1,350,000	1,317,152
		7,181,805
Banks 7.3%
Bank of America Corp.
2.087%, due 6/14/29 (d)	715,000	709,974
2.496%, due 2/13/31 (d)	650,000	651,657
2.572%, due 10/20/32 (d)	510,000	512,450
3.004%, due 12/20/23 (d)	734,000	749,171
3.458%, due 3/15/25 (d)	1,425,000	1,490,281
3.705%, due 4/24/28 (d)	555,000	602,304
4.078%, due 4/23/40 (d)	785,000	901,839
4.20%, due 8/26/24	325,000	348,354
Series MM
4.30%, due 1/28/25 (d)(e)	1,136,000	1,148,780
Series DD
6.30%, due 3/10/26 (d)(e)	735,000	826,875
BNP Paribas SA (France) (a)
3.052%, due 1/13/31 (d)	1,415,000	1,455,599
4.625% (5 Year Treasury Constant Maturity Rate + 3.34%), due 2/25/31 (b)(e)	885,000	887,655
BPCE SA
2.045%, due 10/19/27 (France) (a)(d)	530,000	525,446
Citigroup, Inc.
2.976%, due 11/5/30 (d)	845,000	877,495
3.352%, due 4/24/25 (d)	780,000	814,436
3.668%, due 7/24/28 (d)	430,000	463,773
3.70%, due 1/12/26	545,000	589,295
3.98%, due 3/20/30 (d)	565,000	623,698
4.05%, due 7/30/22	105,000	107,140
	Principal Amount	Value

Banks (continued)
Citigroup, Inc. (continued)
Series Y
4.15% (5 Year Treasury Constant Maturity Rate + 3.00%), due 11/15/26 (b)(e)	$ 840,000	$ 853,650
5.30%, due 5/6/44	436,000	568,907
6.625%, due 6/15/32	190,000	252,053
Citizens Financial Group, Inc.
2.638%, due 9/30/32	1,190,000	1,175,474
Credit Suisse Group AG (Switzerland) (a)(d)
2.593%, due 9/11/25	1,265,000	1,291,759
3.091%, due 5/14/32	785,000	798,778
Deutsche Bank AG (Germany)
Series E
0.962%, due 11/8/23	1,225,000	1,222,819
1.269% (SOFR + 1.219%), due 11/16/27 (b)	820,000	818,542
3.035%, due 5/28/32 (d)	255,000	256,948
First Horizon Bank
5.75%, due 5/1/30	815,000	974,817
First Horizon Corp.
4.00%, due 5/26/25	775,000	828,530
Freedom Mortgage Corp.
7.625%, due 5/1/26 (a)	685,000	699,563
Goldman Sachs Group, Inc. (The)
1.326% (3 Month LIBOR + 1.17%), due 5/15/26 (b)	815,000	831,210
1.431%, due 3/9/27 (d)	535,000	524,099
1.948%, due 10/21/27 (d)	610,000	607,316
1.992%, due 1/27/32 (d)	590,000	565,678
2.615%, due 4/22/32 (d)	425,000	428,052
2.905%, due 7/24/23 (d)	310,000	313,489
2.908%, due 6/5/23 (d)	285,000	287,373
3.625%, due 1/22/23	1,330,000	1,369,700
6.75%, due 10/1/37	159,000	225,446
HSBC Holdings plc
3.973%, due 5/22/30 (United Kingdom) (d)	970,000	1,052,205
JPMorgan Chase & Co. (d)
2.182%, due 6/1/28	835,000	841,810
2.956%, due 5/13/31	475,000	491,803
3.54%, due 5/1/28	850,000	923,129
Series HH
4.60%, due 2/1/25 (e)	1,124,000	1,153,505
Lloyds Banking Group plc (United Kingdom)
4.582%, due 12/10/25	508,000	554,144

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Income Builder Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
Lloyds Banking Group plc (United Kingdom) (continued)
4.65%, due 3/24/26	$ 1,075,000	$ 1,183,424
Macquarie Group Ltd.
2.871%, due 1/14/33 (Australia) (a)(d)	820,000	817,519
Morgan Stanley
2.484%, due 9/16/36 (d)	715,000	688,509
2.511%, due 10/20/32 (d)	360,000	359,617
3.125%, due 1/23/23	1,560,000	1,599,503
5.00%, due 11/24/25	1,150,000	1,287,353
6.25%, due 8/9/26	881,000	1,050,876
7.25%, due 4/1/32	100,000	142,493
NatWest Group plc
3.073% (1 Year Treasury Constant Maturity Rate + 2.55%), due 5/22/28 (United Kingdom) (b)	1,580,000	1,643,341
PNC Financial Services Group, Inc. (The)
2.55%, due 1/22/30	405,000	416,354
Societe Generale SA (France) (a)(b)(e)
4.75% (5 Year Treasury Constant Maturity Rate + 3.931%), due 5/26/26	395,000	401,087
5.375% (5 Year Treasury Constant Maturity Rate + 4.514%), due 11/18/30	1,195,000	1,255,228
Standard Chartered plc (United Kingdom) (a)(b)
1.822% (1 Year Treasury Constant Maturity Rate + 0.95%), due 11/23/25	1,060,000	1,058,695
2.678% (1 Year Treasury Constant Maturity Rate + 1.20%), due 6/29/32	310,000	304,213
4.75% (5 Year Treasury Constant Maturity Rate + 3.805%), due 1/14/31 (c)(e)	525,000	521,063
SVB Financial Group
Series C
4.00% (5 Year Treasury Constant Maturity Rate + 3.202%), due 5/15/26 (b)(e)	770,000	773,850
Truist Bank
2.636% (5 Year Treasury Constant Maturity Rate + 1.15%), due 9/17/29 (b)	760,000	781,441
	Principal Amount	Value

Banks (continued)
UBS Group AG
4.375% (5 Year Treasury Constant Maturity Rate + 3.313%), due 2/10/31 (Switzerland) (a)(b)(e)	$ 1,005,000	$ 992,739
Wachovia Corp.
5.50%, due 8/1/35	700,000	887,545
Wells Fargo & Co.
2.406%, due 10/30/25 (d)	525,000	538,109
Westpac Banking Corp.
3.02% (5 Year Treasury Constant Maturity Rate + 1.53%), due 11/18/36 (Australia) (b)	433,000	427,849
		51,327,829
Beverages 0.3%
Anheuser-Busch Cos. LLC
4.70%, due 2/1/36 (Belgium)	475,000	573,235
Anheuser-Busch InBev Worldwide, Inc.
4.75%, due 1/23/29 (Belgium)	1,270,000	1,478,198
		2,051,433
Biotechnology 0.2%
Biogen, Inc.
3.625%, due 9/15/22	1,240,000	1,266,550
Building Materials 0.4%
Carrier Global Corp.
2.722%, due 2/15/30	940,000	959,966
Cemex SAB de CV
3.125%, due 3/19/26 (Mexico) (a)	EUR 1,515,000	1,752,449
		2,712,415
Chemicals 0.5%
Braskem Netherlands Finance BV
4.50%, due 1/10/28 (Brazil) (a)	$ 745,000	789,700
Huntsman International LLC
4.50%, due 5/1/29	731,000	808,036
International Flavors & Fragrances, Inc.
1.832%, due 10/15/27 (a)	990,000	971,930
Orbia Advance Corp. SAB de CV
4.00%, due 10/4/27 (Mexico) (a)	625,000	668,131
		3,237,797
Commercial Services 0.6%
Allied Universal Holdco LLC
6.625%, due 7/15/26 (a)	650,000	681,980
Ashtead Capital, Inc.
4.00%, due 5/1/28 (United Kingdom) (a)	380,000	397,209
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments December 31, 2021† (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Commercial Services (continued)
California Institute of Technology
3.65%, due 9/1/19	$ 605,000	$ 703,889
Cintas Corp. No. 2
3.70%, due 4/1/27	1,065,000	1,165,104
Sodexo, Inc.
2.718%, due 4/16/31 (France) (a)	1,010,000	1,030,779
		3,978,961
Computers 0.7%
Apple, Inc.
2.75%, due 1/13/25	715,000	746,962
Dell International LLC
3.375%, due 12/15/41 (a)	885,000	874,947
4.90%, due 10/1/26	680,000	765,900
5.30%, due 10/1/29	318,000	372,758
8.10%, due 7/15/36	527,000	801,883
NCR Corp.
5.00%, due 10/1/28 (a)	991,000	1,020,730
		4,583,180
Diversified Financial Services 1.8%
AerCap Ireland Capital DAC (Ireland)
2.45%, due 10/29/26	665,000	670,453
3.30%, due 1/23/23	730,000	745,356
4.625%, due 7/1/22	415,000	423,093
Air Lease Corp.
2.30%, due 2/1/25	1,215,000	1,231,693
2.75%, due 1/15/23	500,000	507,620
3.50%, due 1/15/22	340,000	340,299
4.25%, due 9/15/24	420,000	446,675
Aircastle Ltd.
5.25% (5 Year Treasury Constant Maturity Rate + 4.41%), due 6/15/26 (a)(b)(e)	745,000	759,900
Ally Financial, Inc.
3.875%, due 5/21/24	310,000	326,688
8.00%, due 11/1/31	1,560,000	2,208,288
Aviation Capital Group LLC
1.95%, due 1/30/26 (a)	520,000	507,196
Avolon Holdings Funding Ltd. (Ireland) (a)
2.125%, due 2/21/26	645,000	633,053
2.875%, due 2/15/25	1,040,000	1,062,370
Banco BTG Pactual SA (Brazil) (a)
2.75%, due 1/11/26	1,130,000	1,072,099
4.50%, due 1/10/25	350,000	353,062
	Principal Amount	Value

Diversified Financial Services (continued)
Capital One Financial Corp.
4.20%, due 10/29/25	$ 165,000	$ 179,728
OneMain Finance Corp.
3.50%, due 1/15/27	375,000	370,781
3.875%, due 9/15/28	455,000	445,900
PennyMac Financial Services, Inc.
4.25%, due 2/15/29 (a)	545,000	523,963
		12,808,217
Electric 1.7%
Alabama Power Co.
3.00%, due 3/15/52	865,000	862,807
Arizona Public Service Co.
2.20%, due 12/15/31	750,000	727,834
Connecticut Light and Power Co. (The)
4.00%, due 4/1/48	450,000	538,308
Duke Energy Ohio, Inc.
4.30%, due 2/1/49	565,000	677,974
Duquesne Light Holdings, Inc.
3.616%, due 8/1/27 (a)	865,000	914,267
Edison International
Series B
5.00% (5 Year Treasury Constant Maturity Rate + 3.901%), due 12/15/26 (b)(e)	905,000	924,729
Entergy Louisiana LLC
4.00%, due 3/15/33	790,000	897,651
Evergy, Inc.
5.292%, due 6/15/22 (f)	500,000	504,482
Jersey Central Power & Light Co.
2.75%, due 3/1/32 (a)	700,000	709,381
Ohio Power Co.
Series R
2.90%, due 10/1/51	420,000	405,014
Public Service Electric and Gas Co.
3.00%, due 5/15/27	800,000	845,997
Puget Energy, Inc.
5.625%, due 7/15/22	350,000	354,764
Southern California Edison Co.
Series E
3.70%, due 8/1/25	330,000	352,343
4.00%, due 4/1/47	520,000	573,359
Southwestern Electric Power Co.
3.25%, due 11/1/51	1,475,000	1,462,704
Virginia Electric and Power Co.
2.95%, due 11/15/51	920,000	923,344

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP Income Builder Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Electric (continued)
WEC Energy Group, Inc.
2.269% (3 Month LIBOR + 2.113%), due 5/15/67 (b)	$ 480,000	$ 445,800
		12,120,758
Environmental Control 0.2%
Republic Services, Inc.
4.75%, due 5/15/23	316,000	329,406
Stericycle, Inc.
3.875%, due 1/15/29 (a)	120,000	118,200
Waste Connections, Inc.
2.20%, due 1/15/32	460,000	450,502
Waste Management, Inc.
2.40%, due 5/15/23	810,000	825,147
		1,723,255
Food 0.9%
Kraft Heinz Foods Co.
5.00%, due 7/15/35	361,000	441,626
Nestle Holdings, Inc.
1.00%, due 9/15/27 (a)	1,750,000	1,679,150
Performance Food Group, Inc. (a)
4.25%, due 8/1/29	350,000	347,221
5.50%, due 10/15/27	1,113,000	1,161,694
Smithfield Foods, Inc.
4.25%, due 2/1/27 (a)	500,000	537,004
Sysco Corp.
3.30%, due 2/15/50	465,000	470,875
5.95%, due 4/1/30	352,000	439,366
Tyson Foods, Inc.
3.95%, due 8/15/24	965,000	1,025,805
		6,102,741
Gas 0.2%
National Fuel Gas Co.
2.95%, due 3/1/31	450,000	452,212
Southern California Gas Co.
Series VV
4.30%, due 1/15/49	325,000	403,204
Southern Co. Gas Capital Corp.
Series 21A
3.15%, due 9/30/51	830,000	819,537
		1,674,953
Healthcare-Products 0.1%
Abbott Laboratories
3.40%, due 11/30/23	535,000	559,893
	Principal Amount	Value

Healthcare-Services 0.1%
NYU Langone Hospitals
Series 2020
3.38%, due 7/1/55	$ 605,000	$ 620,798
Home Builders 0.0% ‡
Thor Industries, Inc.
4.00%, due 10/15/29 (a)	385,000	381,150
Insurance 1.2%
Athene Global Funding
2.50%, due 3/24/28 (a)	1,030,000	1,035,826
Equitable Holdings, Inc.
5.00%, due 4/20/48	830,000	1,036,642
Liberty Mutual Group, Inc.
4.25%, due 6/15/23 (a)	295,000	308,119
MassMutual Global Funding II (a)
2.50%, due 10/17/22	1,270,000	1,288,691
2.95%, due 1/11/25	365,000	382,390
Peachtree Corners Funding Trust
3.976%, due 2/15/25 (a)	425,000	452,668
Protective Life Corp.
8.45%, due 10/15/39	725,000	1,154,206
Reliance Standard Life Global Funding II
2.50%, due 10/30/24 (a)	950,000	977,017
Voya Financial, Inc.
3.65%, due 6/15/26	310,000	333,699
Willis North America, Inc.
2.95%, due 9/15/29	1,395,000	1,428,052
3.875%, due 9/15/49	185,000	200,743
		8,598,053
Internet 0.4%
Cablevision Lightpath LLC
3.875%, due 9/15/27 (a)	875,000	848,750
Expedia Group, Inc.
3.25%, due 2/15/30	1,305,000	1,331,753
3.60%, due 12/15/23	480,000	498,709
3.80%, due 2/15/28	157,000	167,857
5.00%, due 2/15/26	22,000	24,468
6.25%, due 5/1/25 (a)	88,000	99,278
		2,970,815
Iron & Steel 0.2%
Vale Overseas Ltd. (Brazil)
6.25%, due 8/10/26	1,070,000	1,238,535
6.875%, due 11/21/36	305,000	405,272
		1,643,807
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments December 31, 2021† (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Lodging 0.7%
Hilton Domestic Operating Co., Inc.
4.875%, due 1/15/30	$ 695,000	$ 742,781
5.75%, due 5/1/28 (a)	315,000	336,552
Las Vegas Sands Corp.
3.20%, due 8/8/24	555,000	565,041
Marriott International, Inc.
2.30%, due 1/15/22	890,000	890,495
3.60%, due 4/15/24	920,000	962,048
Series X
4.00%, due 4/15/28	685,000	739,190
Sands China Ltd.
5.125%, due 8/8/25 (Macao)	460,000	482,568
		4,718,675
Machinery-Diversified 0.1%
CNH Industrial Capital LLC
4.20%, due 1/15/24	545,000	575,223
Media 0.6%
Comcast Corp.
2.937%, due 11/1/56 (a)	753,000	717,258
3.25%, due 11/1/39	675,000	712,153
DISH DBS Corp.
5.75%, due 12/1/28 (a)	700,000	707,000
Grupo Televisa SAB
5.25%, due 5/24/49 (Mexico)	480,000	601,617
Sirius XM Radio, Inc.
4.125%, due 7/1/30 (a)	955,000	955,000
Sky Ltd.
3.75%, due 9/16/24 (United Kingdom) (a)	340,000	362,032
Time Warner Entertainment Co. LP
8.375%, due 3/15/23	355,000	384,942
		4,440,002
Metal Fabricate & Hardware 0.2%
Precision Castparts Corp.
3.25%, due 6/15/25	1,455,000	1,542,462
Mining 0.2%
Glencore Funding LLC
1.625%, due 9/1/25 (Australia) (a)	1,205,000	1,192,619
Miscellaneous—Manufacturing 0.3%
Siemens Financieringsmaatschappij NV
2.70%, due 3/16/22 (Germany) (a)	760,000	763,661
	Principal Amount	Value

Miscellaneous—Manufacturing (continued)
Textron Financial Corp.
1.891% (3 Month LIBOR + 1.735%), due 2/15/42 (a)(b)	$ 1,295,000	$ 1,110,463
		1,874,124
Oil & Gas 0.8%
Gazprom PJSC Via Gaz Capital SA
7.288%, due 8/16/37 (Russia) (a)	640,000	849,606
Marathon Petroleum Corp.
4.70%, due 5/1/25	675,000	736,372
5.125%, due 12/15/26	450,000	512,124
Occidental Petroleum Corp.
3.50%, due 8/15/29	935,000	960,526
4.30%, due 8/15/39	230,000	229,372
Petrobras Global Finance BV
5.50%, due 6/10/51 (Brazil)	555,000	514,763
Southwestern Energy Co.
4.75%, due 2/1/32	590,000	621,332
Valero Energy Corp.
3.65%, due 12/1/51	690,000	685,573
6.625%, due 6/15/37 (c)	415,000	559,072
		5,668,740
Packaging & Containers 0.2%
Berry Global, Inc.
4.875%, due 7/15/26 (a)	84,000	86,891
Owens-Brockway Glass Container, Inc.
6.625%, due 5/13/27 (a)	1,135,000	1,197,425
		1,284,316
Pharmaceuticals 0.9%
AbbVie, Inc.
3.45%, due 3/15/22	1,005,000	1,005,919
4.05%, due 11/21/39	1,125,000	1,290,746
Becton Dickinson and Co.
4.669%, due 6/6/47	635,000	800,628
CVS Health Corp.
2.70%, due 8/21/40	1,255,000	1,208,768
4.78%, due 3/25/38	400,000	486,900
Teva Pharmaceutical Finance Netherlands III BV (Israel)
3.15%, due 10/1/26	1,285,000	1,207,900
4.75%, due 5/9/27	545,000	540,024
		6,540,885
Pipelines 1.0%
Cheniere Corpus Christi Holdings LLC
2.742%, due 12/31/39 (a)	655,000	639,015

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP Income Builder Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Pipelines (continued)
Energy Transfer LP
4.95%, due 6/15/28	$ 415,000	$ 466,833
5.35%, due 5/15/45	415,000	476,602
Enterprise Products Operating LLC
3.125%, due 7/31/29	630,000	668,998
3.95%, due 1/31/60	595,000	642,363
4.20%, due 1/31/50	160,000	179,359
Flex Intermediate Holdco LLC
3.363%, due 6/30/31 (a)	865,000	868,285
Hess Midstream Operations LP
4.25%, due 2/15/30 (a)	135,000	133,988
MPLX LP
2.65%, due 8/15/30	730,000	726,665
Spectra Energy Partners LP
4.75%, due 3/15/24	795,000	846,899
Transcontinental Gas Pipe Line Co. LLC
4.60%, due 3/15/48	840,000	1,015,324
Western Midstream Operating LP
6.50%, due 2/1/50 (f)	350,000	413,877
		7,078,208
Real Estate 0.1%
Realogy Group LLC
5.75%, due 1/15/29 (a)	560,000	574,000
Real Estate Investment Trusts 1.3%
Alexandria Real Estate Equities, Inc.
3.375%, due 8/15/31	825,000	888,147
American Tower Corp.
3.375%, due 10/15/26	705,000	749,078
3.60%, due 1/15/28	375,000	403,986
Digital Realty Trust LP
3.70%, due 8/15/27	1,295,000	1,403,347
Equinix, Inc.
1.25%, due 7/15/25	710,000	697,317
2.625%, due 11/18/24	740,000	762,473
GLP Capital LP
3.35%, due 9/1/24	505,000	522,913
Invitation Homes Operating Partnership LP
2.00%, due 8/15/31	680,000	640,352
Iron Mountain, Inc.
5.25%, due 7/15/30 (a)	720,000	758,752
Kilroy Realty LP
3.45%, due 12/15/24	720,000	753,978
Office Properties Income Trust
2.40%, due 2/1/27	565,000	546,913
	Principal Amount	Value

Real Estate Investment Trusts (continued)
Starwood Property Trust, Inc.
3.75%, due 12/31/24 (a)	$ 710,000	$ 717,640
		8,844,896
Retail 1.1%
AutoNation, Inc.
4.75%, due 6/1/30	1,040,000	1,187,984
Macy's Retail Holdings LLC
5.875%, due 4/1/29 (a)(c)	645,000	687,731
McDonald's Corp.
3.35%, due 4/1/23	1,085,000	1,116,931
Nordstrom, Inc.
4.00%, due 3/15/27	640,000	643,200
4.25%, due 8/1/31 (c)	530,000	520,728
O'Reilly Automotive, Inc.
3.55%, due 3/15/26	1,000,000	1,072,483
QVC, Inc.
4.375%, due 9/1/28	1,120,000	1,111,600
Starbucks Corp.
4.45%, due 8/15/49	475,000	584,669
Victoria's Secret & Co.
4.625%, due 7/15/29 (a)	775,000	792,437
		7,717,763
Semiconductors 0.1%
Broadcom, Inc.
3.50%, due 2/15/41 (a)	325,000	333,456
NXP BV
3.40%, due 5/1/30 (China) (a)	555,000	591,469
		924,925
Software 0.4%
Fiserv, Inc.
3.20%, due 7/1/26	205,000	216,751
MSCI, Inc.
3.25%, due 8/15/33 (a)	790,000	798,887
Oracle Corp.
3.65%, due 3/25/41	245,000	247,728
salesforce.com, Inc.
3.25%, due 4/11/23	510,000	526,048
3.70%, due 4/11/28	690,000	765,646
		2,555,060
Telecommunications 1.6%
Altice France SA
5.125%, due 7/15/29 (France) (a)	865,000	843,764
AT&T, Inc.
3.50%, due 9/15/53	795,000	802,072
4.35%, due 3/1/29	320,000	359,448
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments December 31, 2021† (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Telecommunications (continued)
CommScope, Inc.
7.125%, due 7/1/28 (a)	$ 745,000	$ 731,962
Level 3 Financing, Inc.
3.40%, due 3/1/27 (a)	1,050,000	1,084,073
Sprint Spectrum Co. LLC
4.738%, due 3/20/25 (a)	1,255,312	1,313,308
T-Mobile US, Inc.
2.625%, due 2/15/29	990,000	975,150
3.50%, due 4/15/31 (a)	490,000	509,786
VEON Holdings BV
4.95%, due 6/16/24 (Netherlands) (a)	1,045,000	1,095,129
Verizon Communications, Inc.
1.256% (3 Month LIBOR + 1.10%), due 5/15/25 (b)	985,000	1,003,935
3.40%, due 3/22/41	330,000	345,491
4.016%, due 12/3/29	830,000	930,514
Vodafone Group plc
4.25%, due 9/17/50 (United Kingdom)	800,000	923,331
		10,917,963
Total Corporate Bonds (Cost $192,436,476)		198,852,552
Foreign Government Bonds 1.4%
Brazil 0.4%
Brazil Government Bond
3.75%, due 9/12/31 (c)	965,000	907,100
4.625%, due 1/13/28	1,526,000	1,592,778
		2,499,878
Chile 0.4%
Chile Government Bond
2.55%, due 7/27/33	1,080,000	1,050,300
Corp. Nacional del Cobre de Chile
3.00%, due 9/30/29 (a)	1,170,000	1,182,839
Empresa Nacional del Petroleo
3.45%, due 9/16/31 (a)	980,000	933,460
		3,166,599
Colombia 0.1%
Colombia Government Bond
3.25%, due 4/22/32	725,000	651,594
	Principal Amount	Value

Mexico 0.5%
Comision Federal de Electricidad
3.875%, due 7/26/33 (a)	$ 1,170,000	$ 1,147,197
Mexico Government Bond
2.659%, due 5/24/31	1,612,000	1,571,716
3.75%, due 4/19/71	800,000	719,200
		3,438,113
Total Foreign Government Bonds (Cost $10,127,013)		9,756,184
Loan Assignments 0.6%
Containers, Packaging & Glass 0.2%
Mauser Packaging Solutions Holding Co.
Initial Term Loan
3.354% (1 Month LIBOR + 3.25%), due 4/3/24 (b)	1,250,537	1,232,449
Diversified/Conglomerate Service 0.1%
TruGreen LP (b)
First Lien Second Refinancing Term Loan
4.75% (1 Month LIBOR + 4.00%), due 11/2/27	574,200	574,379
Second Lien Initial Term Loan
9.25% (3 Month LIBOR + 8.50%), due 11/2/28	250,000	251,250
		825,629
Finance 0.2%
Alliant Holdings Intermediate LLC
2018 Initial Term Loan
3.354% (1 Month LIBOR + 3.25%), due 5/9/25 (b)	1,245,950	1,232,711
Telecommunications 0.1%
Level 3 Financing, Inc.
Tranche 2027 Term Loan B
1.854% (1 Month LIBOR + 1.75%), due 3/1/27 (b)	718,508	708,270
Total Loan Assignments (Cost $4,008,517)		3,999,059

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay VP Income Builder Portfolio

	Principal Amount	Value
Mortgage-Backed Securities 7.9%
Agency (Collateralized Mortgage Obligations) 2.3%
FHLMC
REMIC, Series 5073, Class DG
1.50%, due 8/25/38	$ 859,507	$ 864,023
REMIC, Series 4993, Class D
2.00%, due 9/25/47	925,000	931,480
REMIC, Series 5049, Class UI
3.00%, due 12/25/50 (g)	2,181,685	351,679
REMIC, Series 4888, Class BA
3.50%, due 9/15/48	198,151	202,598
REMIC, Series 4877, Class AT
3.50%, due 11/15/48	333,163	348,597
REMIC, Series 4877, Class BE
3.50%, due 11/15/48	463,560	480,281
FHLMC, STRIPS
REMIC, Series 358, Class PO
(zero coupon), due 10/15/47	1,812,796	1,705,268
FNMA
REMIC, Series 2021-33, Class AI
2.50%, due 5/25/47 (g)	2,687,091	321,411
REMIC, Series 2021-34, Class MI
2.50%, due 3/25/51 (g)	1,764,365	239,656
REMIC, Series 2013-77, Class CY
3.00%, due 7/25/43	648,656	670,895
REMIC, Series 2021-53, Class GI
3.00%, due 7/25/48 (g)	2,365,606	366,637
REMIC, Series 2019-13, Class PE
3.00%, due 3/25/49	412,799	430,742
REMIC, Series 2019-13, Class CA
3.50%, due 4/25/49	739,510	791,659
REMIC, Series 2021-12, Class GC
3.50%, due 7/25/50	869,940	923,082
REMIC, Series 2020-10, Class DA
3.50%, due 3/25/60	843,400	899,799
FREMF Mortgage Trust
REMIC, Series 2017-K63, Class C
3.873%, due 2/25/50 (a)(h)	842,000	885,687
GNMA
REMIC, Series 2021-78, Class LA
1.00%, due 5/20/51	—	—
REMIC, Series 2021-105, Class DB
1.00%, due 6/20/51	$ 903,974	859,311
REMIC, Series 2021-15, Class AI
2.00%, due 1/20/51 (g)	2,126,128	186,923
REMIC, Series 2020-188, Class DI
2.50%, due 12/20/50 (g)	2,903,024	384,392
REMIC, Series 2021-25, Class LI
2.50%, due 2/20/51 (g)	2,648,190	303,117
	Principal Amount	Value

Agency (Collateralized Mortgage Obligations) (continued)
GNMA (continued)
REMIC, Series 2021-30, Class WI
2.50%, due 2/20/51 (g)	$ 3,093,834	$ 419,330
REMIC, Series 2021-44, Class IQ
3.00%, due 3/20/51 (g)	2,693,745	347,758
REMIC, Series 2021-74, Class HI
3.00%, due 4/20/51 (g)	2,763,707	368,775
REMIC, Series 2021-98, Class KI
3.00%, due 6/20/51 (g)	1,882,760	293,044
REMIC, Series 2021-136, Class TI
3.00%, due 8/20/51 (g)	2,517,289	288,570
REMIC, Series 2021-139, Class IA
3.00%, due 8/20/51 (g)	2,374,790	317,639
REMIC, Series 2021-158, Class NI
3.00%, due 9/20/51 (g)	2,890,234	392,357
REMIC, Series 2013-149, Class BA
3.25%, due 8/16/41	1,565,391	1,625,589
		16,200,299
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 3.1%
Arbor Multifamily Mortgage Securities Trust (a)
Series 2021-MF2, Class AS
2.70%, due 6/15/54 (i)	750,000	765,212
Series 2021-MF3, Class AS
2.748%, due 10/15/54	930,000	950,904
Bayview Commercial Asset Trust
Series 2006-4A, Class A1
0.447% (1 Month LIBOR + 0.345%), due 12/25/36 (a)(b)	30,835	29,921
Benchmark Mortgage Trust
Series 2020-B19, Class A2
1.691%, due 9/15/53	935,000	931,842
BX Commercial Mortgage Trust (a)
Series 2021-VOLT, Class C
1.21% (1 Month LIBOR + 1.10%), due 9/15/36 (b)	970,000	963,985
Series 2021-ACNT, Class D
1.96% (1 Month LIBOR + 1.85%), due 11/15/26 (b)	1,075,000	1,068,985
Series 2021-VOLT, Class E
2.11% (1 Month LIBOR + 2.00%), due 9/15/36 (b)	770,000	763,201
Series 2020-VIV2, Class C
3.542%, due 3/9/44 (h)	1,065,000	1,078,881
Series 2020-VIV3, Class B
3.544%, due 3/9/44 (h)	675,059	698,478
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments December 31, 2021† (continued)
	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
BX Trust (a)
Series 2021-LBA, Class AV
0.91% (1 Month LIBOR + 0.80%), due 2/15/36 (b)	$ 820,000	$ 816,865
Series 2021-ARIA, Class E
2.355% (1 Month LIBOR + 2.245%), due 10/15/36 (b)	1,400,000	1,392,138
Series 2019-OC11, Class A
3.202%, due 12/9/41	580,000	610,487
Series 2019-OC11, Class C
3.856%, due 12/9/41	205,000	210,729
BXHPP Trust (a)(b)
Series 2021-FILM, Class A
0.76% (1 Month LIBOR + 0.65%), due 8/15/36	255,000	253,660
Series 2021-FILM, Class B
1.01% (1 Month LIBOR + 0.90%), due 8/15/36	535,000	528,986
Citigroup Commercial Mortgage Trust
Series 2015-P1, Class A5
3.717%, due 9/15/48	808,000	862,257
CSAIL Commercial Mortgage Trust
Series 2015-C3, Class A4
3.718%, due 8/15/48	845,000	898,359
Extended Stay America Trust
Series 2021-ESH, Class C
1.81% (1 Month LIBOR + 1.70%), due 7/15/38 (a)(b)	969,954	969,953
FREMF Mortgage Trust (a)(h)
REMIC, Series 2019-K98, Class C
3.737%, due 10/25/52	335,000	351,886
REMIC, Series 2018-K86, Class C
4.294%, due 11/25/51	315,000	342,566
Hudson Yards Mortgage Trust
Series 2019-30HY, Class A
3.228%, due 7/10/39 (a)	665,000	708,752
Manhattan West Mortgage Trust
Series 2020-1MW, Class A
2.13%, due 9/10/39 (a)	1,120,000	1,116,147
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2015-C23, Class A3
3.451%, due 7/15/50	471,777	490,450
Series 2016-C28, Class A4
3.544%, due 1/15/49	200,000	212,461
	Principal Amount	Value

Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Morgan Stanley Capital I Trust
Series 2015-UBS8, Class A4
3.809%, due 12/15/48	$ 780,000	$ 834,817
One Bryant Park Trust
Series 2019-OBP, Class A
2.516%, due 9/15/54 (a)	1,655,000	1,674,819
Wells Fargo Commercial Mortgage Trust (a)(h)
Series 2018-1745, Class A
3.749%, due 6/15/36	940,000	1,018,522
Series 2018-AUS, Class A
4.058%, due 8/17/36	1,200,000	1,313,666
		21,858,929
Whole Loan (Collateralized Mortgage Obligations) 2.5%
FHLMC STACR REMIC Trust (a)(b)
Series 2020-DNA6, Class M2
2.05% (SOFR 30A + 2.00%), due 12/25/50	1,310,000	1,316,967
Series 2021-DNA5, Class B1
3.10% (SOFR 30A + 3.05%), due 1/25/34	1,505,000	1,511,633
FHLMC STACR Trust (a)(b)
Series 2018-DNA2, Class M2
2.253% (1 Month LIBOR + 2.15%), due 12/25/30	1,535,000	1,553,660
Series 2018-DNA2, Class B1
3.803% (1 Month LIBOR + 3.70%), due 12/25/30	725,000	750,403
Series 2019-DNA2, Class B1
4.453% (1 Month LIBOR + 4.35%), due 3/25/49	700,000	721,035
FHLMC Structured Agency Credit Risk Debt Notes (b)
Series 2015-DNA3, Class M3
4.803% (1 Month LIBOR + 4.70%), due 4/25/28	799,016	823,558
Series 2016-DNA1, Class M3
5.653% (1 Month LIBOR + 5.55%), due 7/25/28	440,268	458,471
FNMA
Series 2017-C01, Class 1M2
3.653% (1 Month LIBOR + 3.55%), due 7/25/29 (b)	1,243,139	1,272,969

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay VP Income Builder Portfolio

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Whole Loan (Collateralized Mortgage Obligations) (continued)
GS Mortgage-Backed Securities Corp. Trust (a)(i)
Series 2021-PJ5, Class A8
2.50%, due 10/25/51	$ 513,781	$ 519,088
Series 2021-PJ7, Class A2
2.50%, due 1/25/52	1,827,396	1,826,137
J.P. Morgan Mortgage Trust (a)(i)
Series 2021-7, Class A3
2.50%, due 11/25/51	343,168	341,978
Series 2021-7, Class A4
2.50%, due 11/25/51	654,898	661,269
Series 2021-LTV2, Class A1
2.519%, due 5/25/52	900,000	900,526
Mello Mortgage Capital Acceptance
Series 2021-MTG2, Class A1
2.50%, due 6/25/51 (a)(i)	922,383	920,617
Mello Warehouse Securitization Trust
Series 2021-2, Class A
0.852% (1 Month LIBOR + 0.75%), due 4/25/55 (a)(b)	525,000	523,235
New Residential Mortgage Loan Trust (a)
Series 2019-5A, Class B7
4.434%, due 8/25/59 (h)	1,288,039	964,003
Series 2019-2A, Class B6
4.942%, due 12/25/57 (i)	460,657	367,822
NewRez Warehouse Securitization Trust
Series 2021-1, Class A
0.852% (1 Month LIBOR + 0.75%), due 5/25/55 (a)(b)	635,000	633,523
Seasoned Loans Structured Transaction
Series 2019-1, Class A1
3.50%, due 5/25/29	424,954	441,731
STACR Trust
Series 2018-HRP2, Class B1
4.303% (1 Month LIBOR + 4.20%), due 2/25/47 (a)(b)	800,000	848,296
		17,356,921
Total Mortgage-Backed Securities (Cost $55,681,102)		55,416,149
	Principal Amount	Value
Municipal Bond 0.2%
California 0.2%
Regents of the University of California Medical Center, Pooled, Revenue Bonds
Series N
3.006%, due 5/15/50	$ 1,115,000	$ 1,149,390
Total Municipal Bond (Cost $1,115,000)		1,149,390
U.S. Government & Federal Agencies 5.3%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 0.4%
FHLMC Gold Pools, 30 Year
3.50%, due 1/1/48	691,565	737,969
UMBS, 30 Year
2.00%, due 8/1/50	773,146	771,451
2.00%, due 11/1/50	231,783	231,274
2.50%, due 10/1/51	249,330	254,857
3.50%, due 7/1/50	509,561	537,432
		2,532,983
Federal National Mortgage Association (Mortgage Pass-Through Securities) 1.1%
FNMA, Other
3.50%, due 2/1/42	878,138	942,639
6.00%, due 4/1/37	6,430	7,104
UMBS, 20 Year
2.50%, due 5/1/41	469,615	484,858
UMBS, 30 Year
2.00%, due 10/1/50	159,121	159,468
2.00%, due 12/1/50	249,505	248,958
2.00%, due 11/1/51	1,147,888	1,146,590
2.50%, due 8/1/50	74,653	76,468
2.50%, due 10/1/50	498,714	509,332
2.50%, due 11/1/50	472,740	488,408
2.50%, due 1/1/51	449,541	460,308
2.50%, due 8/1/51	727,593	744,924
3.00%, due 6/1/51	396,240	412,807
3.00%, due 11/1/51	797,802	831,955
4.00%, due 8/1/48	931,258	992,376
4.00%, due 2/1/49	157,531	168,948
		7,675,143
United States Treasury Bonds 0.9%
U.S. Treasury Bonds
1.875%, due 11/15/51	70,000	69,442
2.00%, due 11/15/41	785,000	793,954
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments December 31, 2021† (continued)
	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
United States Treasury Bonds (continued)
U.S. Treasury Bonds (continued)
4.375%, due 11/15/39	$ 2,382,000	$ 3,319,820
4.375%, due 5/15/40	1,605,000	2,246,561
		6,429,777
United States Treasury Inflation - Indexed Notes 0.7%
U.S. Treasury Inflation Linked Notes (j)
0.125%, due 1/15/30	1,639,436	1,819,494
0.125%, due 7/15/30	1,014,053	1,134,467
0.875%, due 1/15/29	1,571,885	1,817,604
		4,771,565
United States Treasury Notes 2.2%
U.S. Treasury Notes
0.375%, due 10/31/23	7,430,000	7,386,175
0.625%, due 10/15/24	1,645,000	1,631,634
1.125%, due 10/31/26	4,320,000	4,291,312
1.375%, due 11/15/31	2,335,000	2,305,448
		15,614,569
Total U.S. Government & Federal Agencies (Cost $36,400,415)		37,024,037
Total Long-Term Bonds (Cost $333,400,815)		339,925,764

	Shares
Common Stocks 45.2%
Aerospace & Defense 1.1%
BAE Systems plc (United Kingdom)	311,291	2,316,571
Lockheed Martin Corp.	6,339	2,252,944
Raytheon Technologies Corp.	34,111	2,935,593
		7,505,108
Air Freight & Logistics 1.0%
Deutsche Post AG (Registered) (Germany)	57,058	3,672,641
United Parcel Service, Inc., Class B	14,566	3,122,076
		6,794,717
Auto Components 0.2%
Cie Generale des Etablissements Michelin SCA (France)	10,474	1,718,938
Automobiles 0.4%
Toyota Motor Corp. (Japan)	133,300	2,460,701
	Shares	Value

Banks 2.4%
Bank of America Corp.	68,846	$ 3,062,958
JPMorgan Chase & Co.	25,749	4,077,354
PNC Financial Services Group, Inc. (The)	11,409	2,287,733
Royal Bank of Canada (Canada)	45,024	4,778,428
Truist Financial Corp.	38,050	2,227,827
		16,434,300
Beverages 1.2%
Coca-Cola Co. (The)	47,125	2,790,271
Coca-Cola Europacific Partners plc (United Kingdom)	65,570	3,667,330
PepsiCo, Inc.	9,836	1,708,612
		8,166,213
Biotechnology 0.9%
AbbVie, Inc.	29,828	4,038,711
Amgen, Inc.	9,006	2,026,080
		6,064,791
Capital Markets 0.3%
Lazard Ltd., Class A	56,134	2,449,126
Chemicals 2.3%
BASF SE (Germany)	33,766	2,374,948
Dow, Inc.	39,000	2,212,080
Linde plc (United Kingdom)	11,231	3,890,755
LyondellBasell Industries NV, Class A	22,232	2,050,457
Nutrien Ltd. (Canada)	77,944	5,861,389
		16,389,629
Commercial Services & Supplies 0.0% ‡
Quad/Graphics, Inc. (c)(k)	6	24
Communications Equipment 1.0%
Cisco Systems, Inc.	109,771	6,956,188
Consumer Finance 0.5%
Ally Financial, Inc.	79,983	3,807,991
Diversified Telecommunication Services 1.6%
Deutsche Telekom AG (Registered) (Germany)	211,901	3,938,211
Orange SA (France)	165,794	1,776,765
Telenor ASA (Norway)	130,906	2,059,820
TELUS Corp. (Canada)	73,047	1,720,281
Verizon Communications, Inc.	33,220	1,726,111
		11,221,188

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay VP Income Builder Portfolio

	Shares	Value
Common Stocks (continued)
Electric Utilities 1.8%
American Electric Power Co., Inc.	33,661	$ 2,994,819
Duke Energy Corp.	15,195	1,593,956
Entergy Corp.	17,190	1,936,453
Evergy, Inc.	24,716	1,695,765
Fortis, Inc. (Canada)	33,877	1,634,462
NextEra Energy, Inc.	32,338	3,019,076
		12,874,531
Electrical Equipment 1.5%
Eaton Corp. plc	13,306	2,299,543
Emerson Electric Co.	60,596	5,633,610
Hubbell, Inc.	11,231	2,339,080
		10,272,233
Equity Real Estate Investment Trusts 1.3%
American Tower Corp.	6,435	1,882,237
Iron Mountain, Inc.	33,702	1,763,626
Realty Income Corp.	24,418	1,748,085
Welltower, Inc.	21,092	1,809,061
WP Carey, Inc.	23,078	1,893,550
		9,096,559
Food & Staples Retailing 0.4%
Walmart, Inc.	20,898	3,023,732
Food Products 0.8%
Danone SA (France)	27,795	1,727,479
Nestle SA (Registered) (Switzerland)	16,159	2,258,896
Orkla ASA (Norway)	186,551	1,870,440
		5,856,815
Gas Utilities 0.5%
China Resources Gas Group Ltd. (China)	302,000	1,706,062
Snam SpA (Italy)	273,356	1,642,996
		3,349,058
Health Care Equipment & Supplies 0.7%
Medtronic plc	44,908	4,645,733
Health Care Providers & Services 0.4%
UnitedHealth Group, Inc.	5,046	2,533,798
Hotels, Restaurants & Leisure 1.2%
McDonald's Corp.	8,369	2,243,478
Restaurant Brands International, Inc. (Canada)	71,896	4,362,649
	Shares	Value

Hotels, Restaurants & Leisure (continued)
Vail Resorts, Inc.	6,431	$ 2,108,725
		8,714,852
Household Durables 0.3%
Leggett & Platt, Inc.	43,351	1,784,327
Household Products 0.3%
Procter & Gamble Co. (The)	11,370	1,859,905
Industrial Conglomerates 0.8%
Honeywell International, Inc.	14,340	2,990,033
Siemens AG (Registered) (Germany)	14,698	2,554,846
		5,544,879
Insurance 3.4%
Allianz SE (Registered) (Germany)	12,485	2,951,697
Arthur J. Gallagher & Co.	17,773	3,015,545
Assicurazioni Generali SpA (Italy)	80,367	1,696,189
AXA SA (France)	68,372	2,038,280
Great-West Lifeco, Inc. (Canada)	55,670	1,670,606
Manulife Financial Corp. (Canada)	88,787	1,692,284
MetLife, Inc.	45,464	2,841,045
Muenchener Rueckversicherungs-Gesellschaft AG (Registered) (Germany)	7,756	2,300,938
Tokio Marine Holdings, Inc. (Japan)	44,200	2,456,334
Travelers Cos., Inc. (The)	19,587	3,063,995
		23,726,913
IT Services 0.8%
International Business Machines Corp.	44,077	5,891,332
Leisure Products 0.6%
Hasbro, Inc.	37,855	3,852,882
Machinery 0.4%
Cummins, Inc.	13,173	2,873,558
Media 0.7%
Comcast Corp., Class A	62,886	3,165,052
Omnicom Group, Inc.	25,619	1,877,104
		5,042,156
Multiline Retail 0.4%
Target Corp.	12,813	2,965,441
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Portfolio of Investments December 31, 2021† (continued)
	Shares	Value
Common Stocks (continued)
Multi-Utilities 1.1%
Ameren Corp.	18,666	$ 1,661,461
National Grid plc (United Kingdom)	123,447	1,770,838
NiSource, Inc.	85,952	2,373,135
WEC Energy Group, Inc.	16,907	1,641,162
		7,446,596
Oil, Gas & Consumable Fuels 1.8%
Chevron Corp.	18,151	2,130,020
Enbridge, Inc. (Canada)	44,726	1,747,034
Enterprise Products Partners LP	121,672	2,671,917
Magellan Midstream Partners LP	36,986	1,717,630
TotalEnergies SE (France)	86,170	4,378,406
		12,645,007
Personal Products 0.2%
Unilever plc (United Kingdom)	31,262	1,669,526
Pharmaceuticals 3.7%
AstraZeneca plc, Sponsored ADR (United Kingdom)	97,226	5,663,414
Bayer AG (Registered) (Germany)	30,665	1,641,635
Eli Lilly and Co.	12,072	3,334,528
GlaxoSmithKline plc (United Kingdom)	80,079	1,741,409
Johnson & Johnson	11,528	1,972,095
Merck & Co., Inc.	37,073	2,841,275
Novartis AG (Registered) (Switzerland)	27,926	2,452,358
Pfizer, Inc.	30,259	1,786,794
Roche Holding AG (Switzerland)	4,126	1,710,373
Sanofi (France)	28,001	2,823,854
		25,967,735
Semiconductors & Semiconductor Equipment 4.3%
Analog Devices, Inc.	36,708	6,452,165
Broadcom, Inc.	11,894	7,914,387
Intel Corp.	50,727	2,612,440
KLA Corp.	12,690	5,458,096
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR (Taiwan)	36,399	4,379,164
Texas Instruments, Inc.	17,385	3,276,551
		30,092,803
Software 1.1%
Microsoft Corp.	22,419	7,539,958
Specialty Retail 0.6%
Home Depot, Inc. (The)	6,033	2,503,755
	Shares	Value

Specialty Retail (continued)
Industria de Diseno Textil SA (Spain)	61,077	$ 1,979,409
		4,483,164
Technology Hardware, Storage & Peripherals 1.6%
Apple, Inc.	43,297	7,688,248
Samsung Electronics Co. Ltd., GDR (Republic of Korea)	1,918	3,162,782
		10,851,030
Textiles, Apparel & Luxury Goods 0.2%
Hanesbrands, Inc.	101,798	1,702,063
Tobacco 1.0%
Altria Group, Inc.	42,960	2,035,874
British American Tobacco plc (United Kingdom)	62,252	2,303,280
Philip Morris International, Inc.	26,319	2,500,305
		6,839,459
Trading Companies & Distributors 0.4%
MSC Industrial Direct Co., Inc., Class A	32,661	2,745,484
Total Common Stocks (Cost $267,200,363)		315,860,443
Short-Term Investments 4.4%
Affiliated Investment Company 4.1%
MainStay U.S. Government Liquidity Fund, 0.01% (l)	28,679,003	28,679,003
Unaffiliated Investment Companies 0.3%
BlackRock Liquidity FedFund, 0.025% (l)(m)	1,000,000	1,000,000
Wells Fargo Government Money Market Fund, 0.10% (l)(m)	1,333,357	1,333,357
Total Unaffiliated Investment Companies (Cost $2,333,357)		2,333,357
Total Short-Term Investments (Cost $31,012,360)		31,012,360
Total Investments (Cost $631,613,538)	98.2%	686,798,567
Other Assets, Less Liabilities	1.8	12,257,222
Net Assets	100.0%	$ 699,055,789

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay VP Income Builder Portfolio

†	Percentages indicated are based on Portfolio net assets.
‡	Less than one-tenth of a percent.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Floating rate—Rate shown was the rate in effect as of December 31, 2021.
(c)	All or a portion of this security was held on loan. As of December 31, 2021, the aggregate market value of securities on loan was $2,779,327; the total market value of collateral held by the Portfolio was $2,866,534. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $533,177. The Portfolio received cash collateral with a value of $2,333,357. (See Note 2(L))
(d)	Fixed to floating rate—Rate shown was the rate in effect as of December 31, 2021.
(e)	Security is perpetual and, thus, does not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(f)	Step coupon—Rate shown was the rate in effect as of December 31, 2021.
(g)	Collateralized Mortgage Obligation Interest Only Strip—Pays a fixed or variable rate of interest based on mortgage loans or mortgage pass-through securities. The principal amount of the underlying pool represents the notional amount on which the current interest was calculated. The value of these stripped securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.
(h)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of December 31, 2021.
(i)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of December 31, 2021.
(j)	Treasury Inflation Protected Security—Pays a fixed rate of interest on a principal amount that is continuously adjusted for inflation based on the Consumer Price Index-Urban Consumers.
(k)	Non-income producing security.
(l)	Current yield as of December 31, 2021.
(m)	Represents a security purchased with cash collateral received for securities on loan.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Portfolio of Investments December 31, 2021† (continued)
Foreign Currency Forward Contracts
As of December 31, 2021, the Portfolio held the following foreign currency forward contracts1:
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	9,875,000	USD	7,422,712	JPMorgan Chase Bank N.A.	2/1/22	$ (237,504)
EUR	19,212,000	USD	22,444,496	JPMorgan Chase Bank N.A.	2/1/22	(558,973)
GBP	13,801,000	USD	19,076,860	JPMorgan Chase Bank N.A.	2/1/22	(397,788)
JPY	2,168,758,000	USD	19,011,535	JPMorgan Chase Bank N.A.	2/1/22	(153,421)
USD	19,957,426	EUR	17,604,000	JPMorgan Chase Bank N.A.	2/1/22	(96,329)
Total Unrealized Depreciation						$ (1,444,015)

1.	Foreign Currency Forward Contracts are subject to limitations such that they cannot be “sold or repurchased,” although the Portfolio would be able to exit the transaction through other means, such as through the execution of an offsetting transaction.
Futures Contracts
As of December 31, 2021, the Portfolio held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
E-mini Industrial Equity Index	261	March 2022	$ 27,306,642	$ 27,770,400	$ 463,758
Euro STOXX 50 Index	472	March 2022	22,571,161	23,039,825	468,664
FTSE 100 Index	73	March 2022	7,107,623	7,236,782	129,159
Russell 2000 E-Mini Index	182	March 2022	20,105,491	20,409,480	303,989
S&P 500 E-Mini Index	149	March 2022	35,040,290	35,450,825	410,535
U.S. Treasury 2 Year Notes	204	March 2022	44,549,132	44,507,063	(42,069)
U.S. Treasury 5 Year Notes	189	March 2022	22,940,299	22,864,570	(75,729)
U.S. Treasury Long Bonds	52	March 2022	8,309,331	8,342,750	33,419
U.S. Treasury Ultra Bonds	162	March 2022	31,615,696	31,934,250	318,554
XAF Financial Index	177	March 2022	21,189,670	21,262,125	72,455
Yen Denominated Nikkei 225 Index	192	March 2022	23,137,950	24,056,333	918,383
Total Long Contracts					3,001,118
Short Contracts
U.S. Treasury 10 Year Notes	(72)	March 2022	(9,319,805)	(9,393,750)	(73,945)
U.S. Treasury 10 Year Ultra Bonds	(128)	March 2022	(18,521,165)	(18,744,000)	(222,835)
Total Short Contracts					(296,780)
Net Unrealized Appreciation					$ 2,704,338

1.	As of December 31, 2021, cash in the amount of $11,156,520 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2021.

Abbreviation(s):
ADR—American Depositary Receipt
AUD—Australia Dollar
EUR—Euro
FHLMC—Federal Home Loan Mortgage Corp.
FNMA—Federal National Mortgage Association
FREMF—Freddie Mac Multifamily
FTSE—Financial Times Stock Exchange
GBP—British Pound Sterling
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay VP Income Builder Portfolio

GDR—Global Depositary Receipt
GNMA—Government National Mortgage Association
JPY—Japanese Yen
LIBOR—London Interbank Offered Rate
REMIC—Real Estate Mortgage Investment Conduit
SOFR—Secured Overnight Financing Rate
UMBS—Uniform Mortgage Backed Securities
USD—United States Dollar
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Portfolio of Investments December 31, 2021† (continued)
The following is a summary of the fair valuations according to the inputs used as of December 31, 2021, for valuing the Portfolio’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$ —	$ 33,728,393	$ —	$ 33,728,393
Corporate Bonds	—	198,852,552	—	198,852,552
Foreign Government Bonds	—	9,756,184	—	9,756,184
Loan Assignments	—	3,999,059	—	3,999,059
Mortgage-Backed Securities	—	55,416,149	—	55,416,149
Municipal Bond	—	1,149,390	—	1,149,390
U.S. Government & Federal Agencies	—	37,024,037	—	37,024,037
Total Long-Term Bonds	—	339,925,764	—	339,925,764
Common Stocks
Air Freight & Logistics	3,122,076	3,672,641	—	6,794,717
Automobiles	—	2,460,701	—	2,460,701
Chemicals	14,014,681	2,374,948	—	16,389,629
Diversified Telecommunication Services	5,223,157	5,998,031	—	11,221,188
Food Products	1,727,479	4,129,336	—	5,856,815
Gas Utilities	1,706,062	1,642,996	—	3,349,058
Industrial Conglomerates	2,990,033	2,554,846	—	5,544,879
Insurance	14,321,755	9,405,158	—	23,726,913
Pharmaceuticals	20,163,369	5,804,366	—	25,967,735
Specialty Retail	2,503,755	1,979,409	—	4,483,164
All Other Industries	210,065,644	—	—	210,065,644
Total Common Stocks	275,838,011	40,022,432	—	315,860,443
Short-Term Investments
Affiliated Investment Company	28,679,003	—	—	28,679,003
Unaffiliated Investment Companies	2,333,357	—	—	2,333,357
Total Short-Term Investments	31,012,360	—	—	31,012,360
Total Investments in Securities	306,850,371	379,948,196	—	686,798,567
Other Financial Instruments
Futures Contracts (b)	3,118,916	—	—	3,118,916
Total Investments in Securities and Other Financial Instruments	$ 309,969,287	$ 379,948,196	$ —	$ 689,917,483
Liability Valuation Inputs
Other Financial Instruments
Foreign Currency Forward Contracts (b)	$ —	$ (1,444,015)	$ —	$ (1,444,015)
Futures Contracts (b)	(414,578)	—	—	(414,578)
Total Other Financial Instruments	$ (414,578)	$ (1,444,015)	$ —	$ (1,858,593)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay VP Income Builder Portfolio

Statement of Assets and Liabilities as of December 31, 2021
Assets
Investment in unaffiliated securities, at value (identified cost $602,934,535) including securities on loan of $2,779,327	$658,119,564
Investment in affiliated investment companies, at value (identified cost $28,679,003)	28,679,003
Cash denominated in foreign currencies (identified cost $1,315,694)	1,324,600
Cash collateral on deposit at broker for futures contracts	11,156,520
Receivables:
Dividends and interest	3,330,082
Investment securities sold	2,916,799
Portfolio shares sold	218,184
Variation margin on futures contracts	186,456
Securities lending	2,177
Other assets	31,242
Total assets	705,964,627
Liabilities
Cash collateral received for securities on loan	2,333,357
Due to custodian	4,129
Payables:
Investment securities purchased	2,085,062
Portfolio shares redeemed	504,294
Manager (See Note 3)	333,210
NYLIFE Distributors (See Note 3)	104,700
Professional fees	48,091
Shareholder communication	34,923
Custodian	16,120
Trustees	937
Unrealized depreciation on foreign currency forward contracts	1,444,015
Total liabilities	6,908,838
Net assets	$699,055,789
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 38,612
Additional paid-in-capital	593,294,759
593,333,371
Total distributable earnings (loss)	105,722,418
Net assets	$699,055,789
Initial Class
Net assets applicable to outstanding shares	$198,243,398
Shares of beneficial interest outstanding	10,877,228
Net asset value per share outstanding	$ 18.23
Service Class
Net assets applicable to outstanding shares	$500,812,391
Shares of beneficial interest outstanding	27,734,521
Net asset value per share outstanding	$ 18.06

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Statement of Operations for the year ended December 31, 2021
Investment Income (Loss)
Income
Interest (net of foreign tax withholding of $2,070)	$10,379,343
Dividends-unaffiliated (net of foreign tax withholding of $577,998)	9,552,623
Securities lending	50,367
Dividends-affiliated	2,229
Total income	19,984,562
Expenses
Manager (See Note 3)	3,899,264
Distribution/Service—Service Class (See Note 3)	1,218,900
Professional fees	113,498
Custodian	63,530
Shareholder communication	45,940
Trustees	14,510
Miscellaneous	36,539
Total expenses	5,392,181
Net investment income (loss)	14,592,381
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	36,198,648
Futures transactions	23,134,809
Foreign currency transactions	11,209
Foreign currency forward transactions	(2,690,923)
Net realized gain (loss)	56,653,743
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(1,484,020)
Futures contracts	214,818
Foreign currency forward contracts	(2,325,666)
Translation of other assets and liabilities in foreign currencies	(748,513)
Net change in unrealized appreciation (depreciation)	(4,343,381)
Net realized and unrealized gain (loss)	52,310,362
Net increase (decrease) in net assets resulting from operations	$66,902,743
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
32	MainStay VP Income Builder Portfolio

Statements of Changes in Net Assets
for the years ended December 31, 2021 and December 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 14,592,381	$ 14,317,119
Net realized gain (loss)	56,653,743	13,600,217
Net change in unrealized appreciation (depreciation)	(4,343,381)	19,536,923
Net increase (decrease) in net assets resulting from operations	66,902,743	47,454,259
Distributions to shareholders:
Initial Class	(10,040,167)	(11,330,042)
Service Class	(24,035,185)	(26,508,706)
Total distributions to shareholders	(34,075,352)	(37,838,748)
Capital share transactions:
Net proceeds from sales of shares	67,772,446	88,346,012
Net asset value of shares issued to shareholders in reinvestment of distributions	34,075,352	37,838,748
Cost of shares redeemed	(100,759,606)	(97,426,876)
Increase (decrease) in net assets derived from capital share transactions	1,088,192	28,757,884
Net increase (decrease) in net assets	33,915,583	38,373,395
Net Assets
Beginning of year	665,140,206	626,766,811
End of year	$ 699,055,789	$665,140,206
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
33

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Initial Class	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 17.37	$ 17.14	$ 15.23	$ 17.29	$ 15.94
Net investment income (loss) (a)	0.42	0.41	0.49	0.53	0.49
Net realized and unrealized gain (loss)	1.37	0.87	2.22	(1.38)	1.48
Total from investment operations	1.79	1.28	2.71	(0.85)	1.97
Less distributions:
From net investment income	(0.39)	(0.42)	(0.68)	(0.46)	(0.54)
From net realized gain on investments	(0.54)	(0.63)	(0.12)	(0.75)	(0.08)
Total distributions	(0.93)	(1.05)	(0.80)	(1.21)	(0.62)
Net asset value at end of year	$ 18.23	$ 17.37	$ 17.14	$ 15.23	$ 17.29
Total investment return (b)	10.52%	7.98%	18.07%	(5.21)%	12.53%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.31%	2.50%	3.00%	3.18%	2.91%
Net expenses (c)	0.61%	0.62%	0.63%	0.62%	0.62%
Interest expense and fees	—%	—%	—%	0.00%(d)	0.01%
Portfolio turnover rate	67%(e)	68%(e)	59%(e)	50%(e)	26%
Net assets at end of year (in 000's)	$ 198,243	$ 192,022	$ 193,252	$ 178,608	$ 207,056

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Less than 0.01%.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 67%, 67%, 52% and 39% for the years ended December 31, 2021, 2020, 2019 and 2018, respectively.

	Year Ended December 31,
Service Class	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 17.22	$ 16.99	$ 15.11	$ 17.17	$ 15.83
Net investment income (loss) (a)	0.37	0.37	0.45	0.48	0.44
Net realized and unrealized gain (loss)	1.36	0.86	2.19	(1.37)	1.48
Total from investment operations	1.73	1.23	2.64	(0.89)	1.92
Less distributions:
From net investment income	(0.35)	(0.37)	(0.64)	(0.42)	(0.50)
From net realized gain on investments	(0.54)	(0.63)	(0.12)	(0.75)	(0.08)
Total distributions	(0.89)	(1.00)	(0.76)	(1.17)	(0.58)
Net asset value at end of year	$ 18.06	$ 17.22	$ 16.99	$ 15.11	$ 17.17
Total investment return (b)	10.24%	7.71%	17.78%	(5.45)%	12.25%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.06%	2.25%	2.74%	2.93%	2.65%
Net expenses (c)	0.86%	0.87%	0.88%	0.87%	0.87%
Interest expense and fees	—%	—%	—%	0.00%(d)	0.01%
Portfolio turnover rate	67%(e)	68%(e)	59%(e)	50%(e)	26%
Net assets at end of year (in 000's)	$ 500,812	$ 473,118	$ 433,515	$ 360,874	$ 425,340

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Less than 0.01%.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 67%, 67%, 52% and 39% for the years ended December 31, 2021, 2020, 2019 and 2018, respectively.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
34	MainStay VP Income Builder Portfolio

Notes to Financial Statements
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Income Builder Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio (formerly known as MainStay VP Moderate Growth Allocation Portfolio) and MainStay VP Equity Allocation Portfolio (formerly known as MainStay VP Growth Allocation Portfolio), which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	January 29, 1993
Service Class	June 4, 2003
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek current income consistent with reasonable opportunity for future growth of capital and income.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification
Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
The Board of Trustees of the Fund (the "Board") adopted procedures establishing methodologies for the valuation of the Portfolio's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisors (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisors or the Portfolio's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure

35

Notes to Financial Statements (continued)
purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2021, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio's valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisors, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of December 31, 2021, were fair valued in such a manner.
Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisors conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Portfolio as of December 31, 2021 were fair valued in such a manner.
If the principal market of certain foreign equity securities is closed in observance of a local foreign holiday, these securities are valued using

36	MainStay VP Income Builder Portfolio

the last closing price of regular trading on the relevant exchange and fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board. These securities are generally categorized as Level 2 in the hierarchy. Securities that were fair valued in such a manner as of December 31, 2021, are shown in the Portfolio of Investments.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisors. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisors, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.
Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
37

Notes to Financial Statements (continued)
The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(F) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Portfolio did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio's activities in futures contracts have

38	MainStay VP Income Builder Portfolio

minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Portfolio's investment in futures contracts and other derivatives may increase the volatility of the Portfolio's NAVs and may result in a loss to the Portfolio. Open futures contracts as of December 31, 2021, are shown in the Portfolio of Investments.
(I) Loan Assignments, Participations and Commitments.  The Portfolio may invest in loan assignments and participations ("loans"). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Portfolio records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate ("LIBOR").
The loans in which the Portfolio may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Portfolio purchases an assignment from a lender, the Portfolio will generally have direct contractual rights against the borrower in favor of the lender. If the Portfolio purchases a participation interest either from a lender or a participant, the Portfolio typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Portfolio is subject to the credit risk of the lender or participant who sold the participation interest to the Portfolio, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.
Unfunded commitments represent the remaining obligation of the Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of December 31, 2021, the Portfolio did not hold any unfunded commitments.
(J) Foreign Currency Forward Contracts. The Portfolio may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Portfolio is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on the settlement date. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract. The Portfolio may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.
The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Portfolio faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Portfolio than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Portfolio's assets. Moreover, there may be an imperfect correlation between the Portfolio's holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent the Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Portfolio's exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. Open foreign currency forward contracts as of December 31, 2021, are shown in the Portfolio of Investments.
(K) Foreign Currency Transactions. The Portfolio's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
39

Notes to Financial Statements (continued)
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(L) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of December 31, 2021, are shown in the Portfolio of Investments.
Prior to February 22, 2021, these services were provided by State Street Bank and Trust Company (“State Street”).
(M) Dollar Rolls. The Portfolio may enter into dollar roll transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio generally transfers MBS where the MBS are "to be announced," therefore, the Portfolio accounts for these transactions as purchases and sales.
When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolio has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Portfolio maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Portfolio at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.
(N) Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.
The Portfolio may invest in high-yield debt securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.
The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
The Portfolio may invest in loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the

40	MainStay VP Income Builder Portfolio

value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result, the Portfolio’s NAVs could go down and you could lose money.
In addition, loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.
In certain circumstances, loans may not be deemed to be securities. As a result, the Portfolio may not have the protection of anti-fraud provisions of the federal securities laws. In such cases, the Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.
(O) Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/ or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels or if the Portfolio fails to meet the terms of its ISDA Master Agreements. The result would cause the Portfolio to accelerate payment of any net liability owed to the counterparty.
For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.
(P) LIBOR Replacement Risk. The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the LIBOR, as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. However, certain LIBOR tenors will continue beyond 2021 and the most widely used LIBOR tenors may continue until mid-2023. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known. New York Life Investments is currently working to assess exposure and will modify contracts as necessary.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. While the transition away from LIBOR has already begun with no material adverse effect to the Portfolio's performance, the transition is expected to last through mid-2023 for some LIBOR tenors. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period.
(Q) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
(R) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Portfolio's derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio's financial positions, performance and cash flows.
The Portfolio entered into Treasury futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Portfolio’s securities. The Portfolio
41

Notes to Financial Statements (continued)
also entered into domestic and foreign equity index futures contracts to increase the equity sensitivity to the Portfolio.
The Portfolio entered into foreign currency forward contracts to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.
Fair value of derivative instruments as of December 31, 2021:
Asset Derivatives	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$2,766,943	$351,973	$3,118,916
Total Fair Value	$2,766,943	$351,973	$3,118,916

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Liability Derivatives	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized depreciation on futures contracts (a)	$ —	$(414,578)	$ (414,578)
Forward Contracts - Unrealized depreciation on foreign currency forward contracts	(1,444,015)	—	(1,444,015)
Total Fair Value	$(1,444,015)	$(414,578)	$(1,858,593)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2021:
Net Realized Gain (Loss) from:	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	$ —	$25,086,939	$(1,952,130)	$23,134,809
Forward Contracts	(2,690,923)	—	—	(2,690,923)
Total Net Realized Gain (Loss)	$(2,690,923)	$25,086,939	$(1,952,130)	$20,443,886

Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	$ —	$8,628	$206,190	$ 214,818
Forward Contracts	(2,325,666)	—	—	(2,325,666)
Total Net Change in Unrealized Appreciation (Depreciation)	$(2,325,666)	$8,628	$206,190	$(2,110,848)

Average Notional Amount	Total
Futures Contracts Long	$242,071,885
Futures Contracts Short	$ (25,128,311)
Forward Contracts Long	$ 78,263,764
Forward Contracts Short (a)	$ (35,562,015)

(a)	Positions were open four months during the reporting period.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisors. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. During a portion of the year ended December 31, 2021, the Portfolio reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement with New York Life Investments, MacKay Shields LLC ("MacKay Shields" or "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as a Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the fixed-income portion of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement with New York Life Investments, Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor” and, together with MacKay Shields, the “Subadvisors”), a registered investment adviser, also serves as a Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the equity portion of the Portfolio. Asset allocation decisions for the Portfolio are made by a committee chaired by New York Life Investments in collaboration with MacKay. New York Life Investments pays for the services of the Subadvisors.

42	MainStay VP Income Builder Portfolio

Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.57% up to $1 billion; and 0.55% in excess of $1 billion. During the year ended December 31, 2021, the effective management fee rate was 0.57%.
During the year ended December 31, 2021, New York Life Investments earned fees from the Portfolio in the amount of $3,899,264 and paid MacKay Shields and Epoch fees of $1,082,460 and $867,734, respectively.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Prior to February 22, 2021, these services were provided by State Street.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
(C) Investments in Affiliates (in 000’s).  During the year ended December 31, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 25,926	$ 214,647	$ (211,894)	$ —	$ —	$ 28,679	$ 2	$ —	28,679

Note 4-Federal Income Tax
As of December 31, 2021, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$633,359,225	$60,089,156	$(7,443,753)	$52,645,403
As of December 31, 2021, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$7,496,224	$45,325,103	$73,077	$52,828,014	$105,722,418
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale deferrals, mark to market on foreign currency forward contracts, mark to market of futures contracts, partnerships and straddle losses deferred. The other temporary differences are primarily due to deferred dividends from real estate investment trusts (“REITs”).
During the years ended December 31, 2021 and December 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2021	2020
Distributions paid from:
Ordinary Income	$24,793,365	$19,117,766
Long-Term Capital Gains	9,281,987	18,720,982
Total	$34,075,352	$37,838,748
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Prior to February 22, 2021, these services were provided by State Street. The services provided by State Street were a direct expense of the Portfolio and are included in the Statement of Operations as Custodian

43

Notes to Financial Statements (continued)
fees which totaled $9,533 for the period January 1, 2021 through February 21, 2021.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 26, 2022, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2021, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2021, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended December 31, 2021, purchases and sales of U.S. government securities were $134,850 and $130,853, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $300,544 and $304,329, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended December 31, 2021 and December 31, 2020, were as follows:
Initial Class	Shares	Amount
Year ended December 31, 2021:
Shares sold	295,188	$ 5,323,316
Shares issued to shareholders in reinvestment of distributions	563,265	10,040,167
Shares redeemed	(1,036,303)	(18,698,533)
Net increase (decrease)	(177,850)	$ (3,335,050)
Year ended December 31, 2020:
Shares sold	471,005	$ 7,739,984
Shares issued to shareholders in reinvestment of distributions	698,843	11,330,042
Shares redeemed	(1,392,697)	(22,876,387)
Net increase (decrease)	(222,849)	$ (3,806,361)

Service Class	Shares	Amount
Year ended December 31, 2021:
Shares sold	3,492,661	$ 62,449,130
Shares issued to shareholders in reinvestment of distributions	1,361,246	24,035,185
Shares redeemed	(4,598,203)	(82,061,073)
Net increase (decrease)	255,704	$ 4,423,242
Year ended December 31, 2020:
Shares sold	4,941,562	$ 80,606,028
Shares issued to shareholders in reinvestment of distributions	1,648,141	26,508,706
Shares redeemed	(4,620,404)	(74,550,489)
Net increase (decrease)	1,969,299	$ 32,564,245
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2021, events and transactions subsequent to December 31, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

44	MainStay VP Income Builder Portfolio

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MainStay VP Funds Trust and Shareholders of
MainStay VP Income Builder Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Income Builder Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agents, agent banks and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
February 24, 2022
We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.
45

Board Consideration and Approval of Management Agreement and Subadvisory Agreements (Unaudited)
The continuation of the Management Agreement with respect to the MainStay VP Income Builder Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreements between New York Life Investments and each of MacKay Shields LLC (“MacKay”) and Epoch Investment Partners, Inc. (“Epoch”) with respect to the Portfolio (collectively, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 8–9, 2021 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments, MacKay and Epoch in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2021 through December 2021, including information and materials furnished by New York Life Investments, MacKay and Epoch in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments, MacKay and/or Epoch that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Portfolio and investment-related matters for the Portfolio as well as presentations from New York Life Investments, MacKay and Epoch personnel. In addition, the Board took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2021 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by the applicable share classes of the Portfolio, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments, MacKay and Epoch; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments, MacKay and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments, MacKay and Epoch with respect to their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments, MacKay and Epoch. The Board’s decision with respect to each of the Advisory Agreements may

46	MainStay VP Income Builder Portfolio

have also been based, in part, on the Board’s knowledge of New York Life Investments, MacKay and Epoch resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to investors and that the Portfolio’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 8–9, 2021 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments, MacKay and Epoch
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of MacKay and Epoch, making recommendations to the Board as to whether the Subadvisory Agreements should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of MacKay and Epoch and ongoing analysis of, and interactions with, MacKay and Epoch with respect to, among other things, the Portfolio’s investment performance and risks as well as MacKay’s and Epoch’s investment capabilities and subadvisory services with respect to the Portfolio.
The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii)
compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Portfolio. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that MacKay and Epoch provide to the Portfolio and considered the terms of each of the Advisory Agreements. The Board evaluated MacKay’s and Epoch’s experience and performance in serving as subadvisors to the Portfolio and advising other portfolios and MacKay’s and Epoch’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay and Epoch and New York Life Investments’, MacKay’s and Epoch’s overall resources, legal and compliance environment, capabilities, reputation and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments, MacKay and Epoch and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board reviewed MacKay’s and Epoch’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the qualifications and experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments, MacKay and Epoch regarding the operations of their respective business continuity plans in response to the ongoing COVID-19 pandemic, including the remote working environment.
Based on these considerations, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Portfolio’s
47

Board Consideration and Approval of Management Agreement and Subadvisory Agreements (Unaudited) (continued)
performance provided to the Board throughout the year. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio’s benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Portfolio as compared to peer funds.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance attributable to MacKay and Epoch as well as discussions between the Portfolio’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments, MacKay or Epoch had taken, or had agreed to take, to seek to enhance Portfolio investment performance and the results of those actions.
Based on these considerations, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits Realized, by New York Life Investments, MacKay and Epoch
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, and Epoch due to their relationships with the Portfolio. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate. The Board considered that Epoch’s subadvisory fee had been negotiated at arm’s-length by New York Life Investments and that this fee is paid by New York Life Investments, not the Portfolio, and the relevance of Epoch’s profitability was considered by the Trustees in that context. On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Portfolio.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments, MacKay and Epoch and profits realized by New York Life Investments and its affiliates, including MacKay, and Epoch, the Board considered, among other factors, New York Life Investments’ and its affiliates’, including MacKay, and Epoch’s continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio. The Board also considered the financial resources of New York Life Investments, MacKay and Epoch and acknowledged that New York Life Investments, MacKay and Epoch must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments, MacKay and Epoch to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay and Epoch from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay and Epoch in exchange for commissions paid by the Portfolio with respect to trades in the Portfolio’s portfolio securities. In this regard, the Board also requested and considered information from New York Life Investments concerning other material business relationships between Epoch and its affiliates and New York Life Investments and its affiliates and considered the existence of a strategic partnership between New York Life Investments and Epoch that relates to certain current and future products that represents a conflict of interest associated with New York Life Investments’ recommendation to approve the Subadvisory Agreement. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money

48	MainStay VP Income Builder Portfolio

market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.
The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Portfolio were not excessive. With respect to Epoch, the Board considered that any profits realized by Epoch due to its relationship with the Portfolio are the result of arm’s-length negotiations between New York Life Investments and Epoch, acknowledging that any such profits are based on the subadvisory fee paid to Epoch by New York Life Investments, not the Portfolio.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fees paid to MacKay and Epoch are paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fees paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments, MacKay and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and those of the similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints and voluntary waivers on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.
Based on the factors outlined above, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Portfolio’s expense structure permits economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements
49

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
50

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Portfolio are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolio. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a
Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Nolan reached the age of 75 during the calendar year 2021. Accordingly, Mr. Nolan retired at the end of calendar year 2021, at which time, Ms. Hammond became a Trustee of the Portfolio. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Yie-Hsin Hung* 1962	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010	78	MainStay Funds: Trustee since 2017 (12 Funds);
MainStay Funds Trust: Trustee since 2017 (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2017;
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee
since March 2021; and
Turtle Beach Corporation: Director since April 2021
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
51

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021;VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Committee since 2018
Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007***	President, Strategic Management Advisors LLC since 1990	78	MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 Funds); MainStay Funds Trust: Chairman since 2017 and Trustee since 1990 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay Funds: Trustee since 2006 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Richard H. Nolan, Jr.**** 1946	MainStay VP Funds Trust: Trustee since 2006***	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay Funds: Trustee since 2007 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Independent Trustees
52	MainStay VP Income Builder Portfolio

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (12 Funds);
MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Trustee since 2018, Chair of the Special Committee since 2019; and
Rhode Island School of Design: Trustee and Chair of the Finance Committee since 2015

Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC since 2018; President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds); MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Allstate Corporation: Director since 2015;
Partners in Health:Trustee since 2019 and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay Funds: Trustee since 1994 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund; Trustee since June 2021
**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
****	Pursuant to the Board's retirement policy, Mr. Nolan retired from the Board effective December 31, 2021.
Independent Trustees
53

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay VP Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since January 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust since 2017** and MainStay CBRE Global Infrastructure Megatrends Fund since 2021; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust since 2007**	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds Trust since 2009, MainStay Funds since 2007 and MainStay CBRE Global Infrastructure Megatrends Fund since 2021; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay VP Funds Trust since 2021, and 2014 to 2020	Vice President and Chief Compliance Officer, New York Life Investments Alternatives LLC and New York Life Investment Management Holdings LLC (since 2020); Vice President (since 2018) and Chief Compliance Officer (since 2016), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, IndexIQ Advisors LLC, IndexIQ Holdings Inc., IndexIQ LLC and IndexIQ Trust (since 2017); Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay Funds, MainStay Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2021 and 2014 to 2020); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust since 2010**	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds and MainStay Funds Trust since 2010 and MainStay CBRE Global Infrastructure Megatrends Fund since 2021
Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust since 2005**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds Trust since 2009 and MainStay Funds since 2005 and MainStay CBRE Global Infrastructure Megatrends Fund since 2021
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
54	MainStay VP Income Builder Portfolio

MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP MacKay S&P 500 Index Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP T. Rowe Price Equity Income Portfolio1
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Brown Advisory LLC
Baltimore, Maryland
Candriam Belgium S.A.*
Brussels, Belgium
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Capital Management LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
T. Rowe Price Associates, Inc.
Baltimore, Maryland
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
Effective on or about May 1, 2022, the MainStay VP T. Rowe Price Equity Income Portfolio will be renamed the MainStay VP American Century Sustainable Equity Portfolio.
Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC
Not part of the Annual Report

2021 Annual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2022 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
1802542	MSVPIB11-02/22
(NYLIAC) NI522

MainStay VP MacKay Strategic Bond Portfolio
(formerly known as MainStay VP MacKay Unconstrained Bond Portfolio)

Message from the President and Annual Report
December 31, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
The COVID-19 pandemic and inflation drove market performance during the 12-month reporting period ended December 31, 2021. Against all expectations, the pandemic remained a persistent force worldwide, with widespread outbreaks of highly transmissible variants disrupting life in many locations despite the widespread availability of effective vaccines. Supported by government stimulus and accommodative monetary policies, most global economies expanded, exceeding pre-pandemic levels. However, the pandemic continued to claim lives, and the recovery proved uneven, with some industries struggling in the face of labor shortages, supply-chain bottlenecks and sharply rising commodity prices.
Spurred by economic growth and rising inflationary pressures, positive investor sentiment buoyed stock markets while bond markets lagged. In the United States, the S&P 500® Index, a widely regarded benchmark of market performance, produced strong gains led by energy and real estate, followed by information technology and financials. Materials and consumer staples lagged the Index by a small margin, while health care and industrials trailed further behind. The traditionally defensive utilities and consumer staples sectors underperformed by a greater margin, with both sectors challenged by rising commodity prices, with communication services as the only sector to generate negative returns. Small- and mid-cap stocks, which outperformed for much of the reporting period, lost ground to large-cap stocks in the closing months of 2021 as risk appetites diminished and trailed for the year as a whole. Similarly, value stocks outperformed growth-oriented shares during the first half of the year, then fell behind in November and December. In developed international equity markets, the U.K. and Eurozone led Asia, while, overall, the international market lagged its U.S. counterpart, particularly during the second half of the reporting period. Emerging market equities suffered broad losses, though returns varied widely from country to country with some, such as India, producing solidly positive returns while others, most notably China, experiencing punishing declines.
U.S. and international bond markets produced mixed performance, buffeted by rising interest rates while supported by accommodative monetary policies and strong corporate financial results. Expectations for a quick economic recovery in early 2021 drove rising yields and a steep selloff in traditional safe havens, such as government bonds. A partial recovery in the summer of 2021 was followed by another dip in the fall, prompted by signals from central banks of their intention to soon withdraw monetary accommodation as a first step toward raising rates in an effort to combat rising inflation. Increasingly hawkish rhetoric from the U.S. Federal Reserve in November and December further pressured the fixed-income asset class. Corporate bonds fared relatively well given the positive corporate earnings environment and historically low default rates, with lower-rated issues significantly outperforming investment-grade credits. Emerging market corporate bonds came under pressure late in the reporting period due to slowing Chinese economic growth associated with a government regulatory crackdown and heightened concerns regarding a debt crisis in the Chinese real estate sector.
Today, the pandemic remains deeply felt in the economy and our personal lives. Yet, at the same time, post-pandemic trends are beginning to play an increasing role in the financial markets. As a MainStay VP investor, you can rely on us to manage our portfolios with a careful eye on the ever-changing investment landscape and provide you with disciplined investment tools to help you reach your financial goals. Thank you for your continued trust, which we strive to earn every day.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information, which includes information about MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended December 31, 2021
Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	4/29/2011	1.96%	3.70%	4.28%	0.68%
Service Class Shares	4/29/2011	1.71	3.45	4.02	0.93

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	One Year	Five Years	Ten Years
Bloomberg U.S. Aggregate Bond Index[1]	-1.54%	3.57%	2.90%
ICE BofA U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index[2]	0.17	1.41	0.89
Morningstar Nontraditional Bond Category Average[3]	1.53	2.90	2.57

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
1.	The Bloomberg U.S. Aggregate Bond Index is the Portfolio's primary benchmark. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures performance of the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The Portfolio has selected the ICE BofA U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index as a secondary benchmark. The ICE BofA U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index is unmanaged and tracks the performance of a synthetic asset paying London Interbank Offered Rate to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The Portfolio has selected the Morningstar Nontraditional Bond Category Average as an additional benchmark. The Morningstar Nontraditional Bond Category Average contains funds that pursue strategies divergent in one or more ways from conventional practice in the broader bond-fund universe. Morningstar category averages are equal-weighted returns based on constituents of the category at the end of the period. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5

Cost in Dollars of a $1,000 Investment in MainStay VP MacKay Strategic Bond Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2021 to December 31, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2021 to December 31, 2021. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended
December 31, 2021. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 7/1/21	Ending Account Value (Based on Actual Returns and Expenses) 12/31/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2,3]
Initial Class Shares	$1,000.00	$1,003.20	$3.08	$1,022.13	$3.11	0.61%
Service Class Shares	$1,000.00	$1,001.90	$4.34	$1,020.87	$4.38	0.86%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
3.	Expenses are inclusive of dividends and interest on investments sold short.
6	MainStay VP MacKay Strategic Bond Portfolio

Portfolio Composition as of December 31, 2021 (Unaudited)
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of December 31, 2021 (excluding short-term investments) (Unaudited)
1.	U.S. Treasury Inflation Linked Notes, 0.125%-0.875%, due 7/15/28–1/15/30
2.	FNMA, (zero coupon)-5.948%, due 4/25/29–3/25/60
3.	Morgan Stanley, 2.484%-5.00%, due 4/29/24–9/16/36
4.	Goldman Sachs Group, Inc. (The), 1.326%-6.75%, due 5/15/26–10/1/37
5.	Brazil Government Bond, 3.75%-4.625%, due 1/13/28–9/12/31
6.	Bank of America Corp., 2.087%-8.57%, due 11/15/24–6/14/29
7.	Citigroup, Inc., 4.15%-6.30%, due 5/15/24–11/15/26
8.	JPMorgan Chase & Co., 2.956%-4.60%, due 2/1/25–5/13/31
9.	Ally Financial, Inc., 5.75%-8.00%, due 11/20/25–11/1/31
10.	FHLMC, STRIPS, (zero coupon), due 10/15/47

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Joseph Cantwell,1 Shu-Yang Tan, CFA, Matt Jacob, Stephen R. Cianci, CFA, and Neil Moriarty III, of MacKay Shields LLC, the Portfolio’s Subadvisor.
How did MainStay VP MacKay Strategic Bond Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2021?
For the 12 months ended December 31, 2021, MainStay VP MacKay Strategic Bond Portfolio returned 1.96% for Initial Class shares and 1.71% for Service Class shares. Over the same period, both share classes outperformed the −1.54% return of the Bloomberg U.S. Aggregate Bond Index, which is the Portfolio’s primary benchmark, and the 0.17% return of the ICE BofA U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index, which is the Portfolio’s secondary benchmark. For the 12 months ended December 31, 2021, both share classes also outperformed the 1.53% return of the Morningstar Nontraditional Bond Category Average.2
Were there any changes to the Portfolio during the reporting period?
At a meeting held on December 9-10, 2020, the Board of Trustees of MainStay VP Funds Trust considered and approved, changing the Portfolio's name, among other related proposals. Effective May 1, 2021, the MainStay VP MacKay Unconstrained Bond Portfolio changed its name to MainStay VP MacKay Strategic Bond Portfolio. For more information on this change refer to the supplement dated December 11, 2020.
What factors affected the Portfolio’s relative performance during the reporting period?
On the whole, risk continued to rally throughout the reporting period. This trend was accentuated by the approval of multiple coronavirus vaccines in the fourth quarter of 2020, along with the global acceleration of vaccination rates in the first quarter of 2021. Additionally, the fiscal packages that were passed by the U.S. Congress helped to propel risk assets. Lastly, the U.S. Federal Reserve’s monetary policy remained accommodative. These factors were catalysts that led risk assets to outperform, especially in the first quarter of 2021 when credit spreads3 narrowed as risk assets rallied, despite a volatile environment that saw long-term Treasury rates rise faster than short-term rates.
During the reporting period, the Portfolio outperformed the Bloomberg U.S. Aggregate Bond Index partly driven by underweight allocation to U.S. Treasury bonds. At the same time, the Portfolio held an overweight exposure to spread product that generated positive excess returns. Specifically, overweight allocation and security selection to corporate bonds, both investment grade and high yield, aided performance. Underweight exposure to AAA-rated4 credits further boosted these results. Conversely, the Portfolio’s exposure to emerging-market sovereign credit detracted from relative performance.
During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?
During the reporting period, the Portfolio used Treasury futures to hedge its duration.5 This position had a positive impact on returns.
What was the Portfolio’s duration strategy during the reporting period?
The Portfolio does not track a fixed-income index and can demonstrate a low correlation to the Bloomberg U.S. Aggregate Bond Index. The average duration of the Portfolio will normally vary from 0 to 7 years. Duration positioning is based on what we believe to be most appropriate at a given point in the cycle. Towards the middle of the reporting period, we extended the Portfolio’s duration profile, but then began reducing Portfolio duration to offset the spread risk. At the end of the reporting period, the Portfolio’s effective duration was 1.8 years compared to 6.4 years for the Index.
During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s absolute performance and which market segments were particularly weak?
During the reporting period, the Portfolio’s exposure to corporate bonds, both investment grade and high yield, bolstered absolute performance. In addition, the Portfolio’s holdings of bank loans and exposure to equity-linked products made positive contributions to total return. (Contributions take weightings and total returns into account.) During the same period, emerging-market credits detracted from the Portfolio’s absolute return.
Did the Portfolio make any significant purchases or sales during the reporting period?
A robust primary calendar for corporate credit offered several opportunities to introduce new names into the Portfolio in the midstream, financials and consumer non-cyclical industries. Meanwhile, as spreads narrowed, we trimmed the Portfolio’s

1.	Effective July 20, 2021, Joseph Cantwell is no longer a portfolio manager.
2.	See page 5 for more information on benchmark and peer group returns.
3.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time
4.	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Portfolio.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
8	MainStay VP MacKay Strategic Bond Portfolio

exposure to higher-quality credits with limited total return potential.
In emerging markets, we reduced the Portfolio’s exposure to Chinese technology companies, as well as to an oil major rumored to be delisted from U.S. stock exchanges. Through the primary market, the Portfolio added a new issue from a Mexican petrochemical company at favorable terms. We also added a new Brazilian credit in the consumer non-cyclical sector from a company with what we viewed to be a strong global presence and solid fundamentals.
Among commercial mortgage-backed securities (CMBS), the Portfolio took advantage of rich valuations by selling AAA-rated conduit bonds at levels tighter than pre-pandemic. The Portfolio also continued to add more opportunistic single-asset deals, such as securitizations6 backed by Las Vegas properties. Other purchases in the CMBS primary market included securitizations backed by multifamily housing, an office building in Seattle and industrial properties spread throughout the country. In the secondary market, the Portfolio purchased seasoned subordinate bonds at attractive yields with, in our judgement, sufficient credit enhancement to withstand stresses in the market.
Among non-agency residential mortgage-backed securities, given what we viewed to be strong underlying housing fundamentals, the Portfolio participated in a credit-risk transfer deal brought by the Federal Home Loan Mortgage Corporation (known as Freddie Mac); the deal had underlying collateral characteristics that we consider the strongest ever for the program, given the high FICO credit-risk scores of the borrowers.
How did the Portfolio’s sector weightings change during the reporting period?
During the reporting period, the Portfolio maintained its risk-positive positioning, keeping broader exposures fairly consistent. Changes included modest additions to CMBS exposure and agency commercial mortgage obligations. At the same time, the Portfolio trimmed a small amount of its investment-grade credit and bank loans allocations. The most significant activity during the reporting period occurred in sectors where the Portfolio took advantage of opportunities in the new-issue markets, rotating out of rich secondary positions in favor of cheaper new issues.
How was the Portfolio positioned at the end of the reporting period?
As of December 31, 2021, relative to the Bloomberg U.S. Aggregate Bond Index, the Portfolio held overweight exposure to high-yield corporate bonds, along with securitized assets. As of the same date, the Portfolio held underweight exposure to U.S. Treasury securities and agency mortgages.
6.	A securitization is a financial instrument created by an issuer by combining a pool of financial assets (such as mortgages). The financial instrument is then marketed to investors, sometimes in tiers.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
9

Portfolio of Investments December 31, 2021†
	Principal Amount	Value
Long-Term Bonds 96.1%
Asset-Backed Securities 11.9%
Automobile Asset-Backed Securities 4.7%
American Credit Acceptance Receivables Trust (a)
Series 2021-4, Class D
1.82%, due 2/14/28	$ 1,955,000	$ 1,942,903
Series 2020-2, Class C
3.88%, due 4/13/26	3,615,000	3,718,705
Avis Budget Rental Car Funding AESOP LLC (a)
Series 2021-1A, Class A
1.38%, due 8/20/27	2,550,000	2,504,042
Series 2020-2A, Class A
2.02%, due 2/20/27	1,880,000	1,899,981
Drive Auto Receivables Trust
Series 2021-2, Class D
1.39%, due 3/15/29	1,160,000	1,137,256
Series 2021-1, Class D
1.45%, due 1/16/29	3,390,000	3,372,789
Flagship Credit Auto Trust (a)
Series 2021-4, Class D
2.26%, due 12/15/27	2,590,000	2,582,736
Series 2020-1, Class E
3.52%, due 6/15/27	2,460,000	2,490,479
Series 2019-2, Class E
4.52%, due 12/15/26	1,258,000	1,301,659
Ford Credit Floorplan Master Owner Trust
Series 2018-4, Class A
4.06%, due 11/15/30	1,795,000	2,010,076
GLS Auto Receivables Issuer Trust (a)
Series 2021-3A, Class D
1.48%, due 7/15/27	3,430,000	3,370,456
Series 2021-4A, Class D
2.48%, due 10/15/27	2,510,000	2,510,389
Series 2020-1A, Class D
3.68%, due 11/16/26	1,430,000	1,455,161
GLS Auto Receivables Trust
Series 2021-2A, Class D
1.42%, due 4/15/27 (a)	1,350,000	1,327,499
Hertz Vehicle Financing III LP (a)
Series 2021-2A, Class C
2.52%, due 12/27/27	5,027,000	4,987,907
Series 2021-2A, Class D
4.34%, due 12/27/27	3,289,000	3,280,571
Hertz Vehicle Financing LLC
Series 2021-1A, Class D
3.98%, due 12/26/25 (a)	1,000,000	994,125
	Principal Amount	Value

Automobile Asset-Backed Securities (continued)
Santander Drive Auto Receivables Trust
Series 2021-4, Class D
1.67%, due 10/15/27	$ 3,600,000	$ 3,574,957
		44,461,691
Home Equity Asset-Backed Securities 0.4%
Carrington Mortgage Loan Trust
Series 2007-HE1, Class A3
0.292% (1 Month LIBOR + 0.19%), due 6/25/37 (b)	2,732,989	2,706,138
First NLC Trust
Series 2007-1, Class A1
0.172% (1 Month LIBOR + 0.07%), due 8/25/37 (a)(b)	59,144	37,703
J.P. Morgan Mortgage Acquisition Trust
Series 2007-HE1, Class AF1
0.202% (1 Month LIBOR + 0.10%), due 3/25/47 (b)	21,157	14,441
Mastr Asset-Backed Securities Trust
Series 2006-HE4, Class A1
0.202% (1 Month LIBOR + 0.10%), due 11/25/36 (b)	16,218	6,811
Morgan Stanley ABS Capital I, Inc. Trust (b)
Series 2007-HE4, Class A2A
0.212% (1 Month LIBOR + 0.11%), due 2/25/37	17,364	7,345
Series 2007-HE7, Class M1
2.102% (1 Month LIBOR + 2.00%), due 7/25/37	930,000	985,684
		3,758,122
Other Asset-Backed Securities 6.8%
American Airlines Pass-Through Trust
Series 2016-2, Class A
3.65%, due 6/15/28	1,531,293	1,479,200
Series 2019-1, Class B
3.85%, due 2/15/28	1,412,122	1,348,815
Series 2015-2, Class A
4.00%, due 9/22/27	369,741	362,242
Series 2013-2, Class A
4.95%, due 1/15/23	1,955,596	1,998,400
AMSR Trust
Series 2020-SFR4, Class A
1.355%, due 11/17/37 (a)	2,575,000	2,510,196
CF Hippolyta LLC (a)
Series 2020-1, Class A1
1.69%, due 7/15/60	1,136,822	1,127,681
Series 2021-1A, Class B1
1.98%, due 3/15/61	5,483,212	5,401,470

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP MacKay Strategic Bond Portfolio

	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
CF Hippolyta LLC (a) (continued)
Series 2020-1, Class A2
1.99%, due 7/15/60	$ 1,256,869	$ 1,234,429
Continental Airlines Pass-Through Trust
Series 2007-1, Class A
5.983%, due 4/19/22	125,421	126,854
Crown Castle Towers LLC
4.241%, due 7/15/28 (a)	3,755,000	4,096,213
DB Master Finance LLC (a)
Series 2021-1A, Class A23
2.791%, due 11/20/51	2,440,000	2,433,832
Series 2019-1A, Class A23
4.352%, due 5/20/49	1,906,125	2,040,080
Domino's Pizza Master Issuer LLC
Series 2015-1A, Class A2II
4.474%, due 10/25/45 (a)	2,555,500	2,624,069
FirstKey Homes Trust (a)
Series 2020-SFR1, Class A
1.339%, due 8/17/37	4,936,750	4,842,389
Series 2021-SFR2, Class B
1.607%, due 9/17/38	1,860,000	1,797,739
Series 2021-SFR1, Class B
1.788%, due 8/17/38	3,320,000	3,263,438
Series 2021-SFR1, Class C
1.888%, due 8/17/38	3,800,000	3,723,915
Home Partners of America Trust
Series 2021-2, Class B
2.302%, due 12/17/26 (a)	2,418,580	2,388,932
Navient Private Education Refi Loan Trust (a)
Series 2021-EA, Class B
2.03%, due 12/16/69	3,490,000	3,395,737
Series 2020-GA, Class B
2.50%, due 9/16/69	1,590,000	1,591,087
Series 2020-HA, Class B
2.78%, due 1/15/69	840,000	849,419
New Economy Assets Phase 1 Sponsor LLC (a)
Series 2021-1, Class A1
1.91%, due 10/20/61	1,730,000	1,696,285
Series 2021-1, Class B1
2.41%, due 10/20/61	1,665,000	1,668,836
Progress Residential
Series 2021-SFR4, Class B
1.808%, due 5/17/38 (a)	2,085,000	2,043,542
Progress Residential Trust
Series 2021-SFR2, Class B
1.796%, due 4/19/38 (a)	3,000,000	2,932,315
	Principal Amount	Value

Other Asset-Backed Securities (continued)
Sierra Timeshare Receivables Funding LLC
Series 2021-1A, Class C
1.79%, due 11/20/37 (a)	$ 611,367	$ 603,544
Taco Bell Funding LLC
Series 2021-1A, Class A23
2.542%, due 8/25/51 (a)	2,255,000	2,203,455
U.S. Airways Pass-Through Trust
Series 2012-1, Class A
5.90%, due 10/1/24	855,830	896,857
Series 2010-1, Class A
6.25%, due 4/22/23	531,512	544,363
United Airlines Pass-Through Trust
Series 2014-2, Class B
4.625%, due 9/3/22	778,186	791,850
Series 2020-1, Class A
5.875%, due 10/15/27	2,014,359	2,206,474
Series 2007-1
6.636%, due 7/2/22	1,113,098	1,135,360
		65,359,018
Total Asset-Backed Securities (Cost $113,588,825)		113,578,831
Corporate Bonds 50.6%
Aerospace & Defense 0.6%
Howmet Aerospace, Inc.
3.00%, due 1/15/29	2,150,000	2,152,892
L3Harris Technologies, Inc.
4.40%, due 6/15/28	3,270,000	3,670,295
		5,823,187
Agriculture 0.2%
BAT Capital Corp.
3.734%, due 9/25/40	1,900,000	1,825,022
Airlines 1.2%
American Airlines, Inc. (a)
5.50%, due 4/20/26	1,640,000	1,705,396
5.75%, due 4/20/29	3,255,000	3,478,683
Delta Air Lines, Inc. (a)
4.50%, due 10/20/25	1,185,000	1,245,449
4.75%, due 10/20/28	2,245,000	2,451,498
Mileage Plus Holdings LLC
6.50%, due 6/20/27 (a)	2,050,000	2,188,375
		11,069,401
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments December 31, 2021† (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Auto Manufacturers 1.4%
Ford Motor Credit Co. LLC
1.391% (3 Month LIBOR + 1.235%), due 2/15/23 (b)	$ 1,230,000	$ 1,227,577
4.063%, due 11/1/24	3,410,000	3,587,899
4.25%, due 9/20/22	900,000	916,200
General Motors Financial Co., Inc.
2.35%, due 1/8/31	908,000	883,858
2.70%, due 6/10/31	2,255,000	2,246,958
Nissan Motor Acceptance Co. LLC
1.85%, due 9/16/26 (a)	5,030,000	4,907,613
		13,770,105
Auto Parts & Equipment 0.4%
Dana, Inc.
4.50%, due 2/15/32	3,885,000	3,875,287
Banks 13.4%
Bank of America Corp.
2.087%, due 6/14/29 (c)	1,895,000	1,881,680
3.705%, due 4/24/28 (c)	1,695,000	1,839,468
Series MM
4.30%, due 1/28/25 (c)(d)	3,121,000	3,156,111
Series DD
6.30%, due 3/10/26 (c)(d)	1,810,000	2,036,250
8.57%, due 11/15/24	455,000	542,132
Barclays plc
4.375% (5 Year Treasury Constant Maturity Rate + 3.41%), due 3/15/28 (b)(d)	3,510,000	3,438,045
5.20%, due 5/12/26	1,725,000	1,924,876
BNP Paribas SA (a)
3.052%, due 1/13/31 (c)	2,900,000	2,983,207
4.625% (5 Year Treasury Constant Maturity Rate + 3.34%), due 2/25/31 (b)(d)	2,250,000	2,256,750
BPCE SA
2.045%, due 10/19/27 (a)(c)	1,370,000	1,358,228
Citigroup, Inc.
Series Y
4.15% (5 Year Treasury Constant Maturity Rate + 3.00%), due 11/15/26 (b)(d)	2,180,000	2,215,425
5.50%, due 9/13/25	2,710,000	3,064,804
Series M
6.30%, due 5/15/24 (c)(d)	3,975,000	4,166,317
Citizens Financial Group, Inc.
2.638%, due 9/30/32	2,550,000	2,518,872
	Principal Amount	Value

Banks (continued)
Citizens Financial Group, Inc. (continued)
Series G
4.00% (5 Year Treasury Constant Maturity Rate + 3.215%), due 10/6/26 (b)(d)	$ 1,620,000	$ 1,620,000
Credit Suisse Group AG
3.091%, due 5/14/32 (a)(c)	2,195,000	2,233,526
Deutsche Bank AG
3.035%, due 5/28/32 (c)	640,000	644,888
4.875% (USISDA05 + 2.553%), due 12/1/32 (b)	4,285,000	4,629,806
Freedom Mortgage Corp.
7.625%, due 5/1/26 (a)	2,920,000	2,982,079
Goldman Sachs Group, Inc. (The)
1.326% (3 Month LIBOR + 1.17%), due 5/15/26 (b)	3,075,000	3,136,162
1.948%, due 10/21/27 (c)	1,555,000	1,548,159
Series V
4.125% (5 Year Treasury Constant Maturity Rate + 2.949%), due 11/10/26 (b)(d)	3,875,000	3,938,695
6.75%, due 10/1/37	1,828,000	2,591,919
Huntington National Bank (The)
3.55%, due 10/6/23	1,445,000	1,508,176
Intesa Sanpaolo SpA
4.198% (1 Year Treasury Constant Maturity Rate + 2.60%), due 6/1/32 (a)(b)	3,460,000	3,490,013
JPMorgan Chase & Co. (c)
2.956%, due 5/13/31	1,245,000	1,289,040
3.54%, due 5/1/28	4,175,000	4,534,191
Series HH
4.60%, due 2/1/25 (d)	3,232,000	3,316,840
Lloyds Banking Group plc
2.907%, due 11/7/23 (c)	1,160,000	1,178,693
4.582%, due 12/10/25	2,500,000	2,727,086
Macquarie Group Ltd.
2.871%, due 1/14/33 (a)(c)	2,065,000	2,058,753
Morgan Stanley
2.484%, due 9/16/36 (c)	1,830,000	1,762,198
Series F
3.875%, due 4/29/24	6,015,000	6,376,445
5.00%, due 11/24/25	3,840,000	4,298,641
NatWest Group plc (b)
3.073% (1 Year Treasury Constant Maturity Rate + 2.55%), due 5/22/28	2,685,000	2,792,640

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP MacKay Strategic Bond Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
NatWest Group plc (b) (continued)
4.60% (5 Year Treasury Constant Maturity Rate + 3.10%), due 6/28/31 (d)	$ 2,740,000	$ 2,685,200
Popular, Inc.
6.125%, due 9/14/23	1,953,000	2,078,578
Santander Holdings USA, Inc.
3.40%, due 1/18/23	5,055,000	5,166,364
Societe Generale SA (a)(b)(d)
4.75% (5 Year Treasury Constant Maturity Rate + 3.931%), due 5/26/26	3,455,000	3,508,242
5.375% (5 Year Treasury Constant Maturity Rate + 4.514%), due 11/18/30	3,255,000	3,419,052
Standard Chartered plc (a)(b)
2.678% (1 Year Treasury Constant Maturity Rate + 1.20%), due 6/29/32	1,150,000	1,128,532
4.75% (5 Year Treasury Constant Maturity Rate + 3.805%), due 1/14/31 (d)(e)	3,345,000	3,319,912
SVB Financial Group
Series C
4.00% (5 Year Treasury Constant Maturity Rate + 3.202%), due 5/15/26 (b)(d)	2,070,000	2,080,350
Texas Capital Bancshares, Inc.
4.00% (5 Year Treasury Constant Maturity Rate + 3.15%), due 5/6/31 (b)	3,010,000	3,110,474
UBS Group AG
4.375% (5 Year Treasury Constant Maturity Rate + 3.313%), due 2/10/31 (a)(b)(d)	2,715,000	2,681,877
Wells Fargo & Co.
3.00%, due 10/23/26	1,640,000	1,722,971
Series U
5.875%, due 6/15/25 (c)(d)	595,000	650,038
Series S
5.90%, due 6/15/24 (c)(d)	2,725,000	2,875,256
Westpac Banking Corp.
3.02% (5 Year Treasury Constant Maturity Rate + 1.53%), due 11/18/36 (b)	1,825,000	1,803,291
		128,270,252
	Principal Amount	Value

Beverages 0.5%
Anheuser-Busch InBev Worldwide, Inc.
4.75%, due 1/23/29	$ 1,833,000	$ 2,133,494
Constellation Brands, Inc.
4.25%, due 5/1/23	2,985,000	3,110,634
		5,244,128
Biotechnology 0.1%
Biogen, Inc.
3.15%, due 5/1/50	1,125,000	1,081,309
Chemicals 0.7%
Alpek SAB de CV
3.25%, due 2/25/31 (a)	3,185,000	3,177,037
Braskem Netherlands Finance BV
4.50%, due 1/10/28 (a)	1,015,000	1,075,900
Orbia Advance Corp. SAB de CV
4.00%, due 10/4/27 (a)	2,200,000	2,351,822
		6,604,759
Commercial Services 1.3%
Allied Universal Holdco LLC
6.625%, due 7/15/26 (a)	1,320,000	1,384,944
Ashtead Capital, Inc.
4.25%, due 11/1/29 (a)	2,250,000	2,400,281
California Institute of Technology
3.65%, due 9/1/19	1,614,000	1,877,813
Hertz Corp. (The)
5.00%, due 12/1/29 (a)	1,350,000	1,351,154
IHS Markit Ltd.
4.125%, due 8/1/23	2,175,000	2,272,875
4.75%, due 2/15/25 (a)	3,105,000	3,380,570
		12,667,637
Computers 0.7%
Dell International LLC
6.02%, due 6/15/26	625,000	722,407
8.10%, due 7/15/36	670,000	1,019,472
NCR Corp. (a)
5.00%, due 10/1/28	3,660,000	3,769,800
6.125%, due 9/1/29	893,000	954,298
		6,465,977
Diversified Financial Services 3.4%
AerCap Ireland Capital DAC
3.00%, due 10/29/28	2,200,000	2,231,099
3.30%, due 1/23/23	1,400,000	1,429,449
Air Lease Corp.
2.30%, due 2/1/25	3,640,000	3,690,011
2.75%, due 1/15/23	1,040,000	1,055,849
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments December 31, 2021† (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Diversified Financial Services (continued)
Aircastle Ltd.
5.25% (5 Year Treasury Constant Maturity Rate + 4.41%), due 6/15/26 (a)(b)(d)	$ 3,325,000	$ 3,391,500
Ally Financial, Inc.
5.75%, due 11/20/25	3,570,000	4,026,352
8.00%, due 11/1/31	3,450,000	4,883,714
Avolon Holdings Funding Ltd.
3.25%, due 2/15/27 (a)	2,340,000	2,356,341
Banco BTG Pactual SA
2.75%, due 1/11/26 (a)	5,405,000	5,128,048
Discover Financial Services
3.85%, due 11/21/22	300,000	307,903
OneMain Finance Corp.
3.50%, due 1/15/27	2,715,000	2,684,456
6.125%, due 3/15/24	880,000	933,002
X-Caliber Funding LLC
Series A
5.00%, due 9/24/24 (a)	810,000	813,912
		32,931,636
Electric 1.8%
Dominion Energy, Inc.
Series C
4.35% (5 Year Treasury Constant Maturity Rate + 3.195%), due 1/15/27 (b)(d)	1,045,000	1,078,963
Duke Energy Corp.
4.875% (5 Year Treasury Constant Maturity Rate + 3.388%), due 9/16/24 (b)(d)	2,625,000	2,723,438
Edison International
Series B
5.00% (5 Year Treasury Constant Maturity Rate + 3.901%), due 12/15/26 (b)(d)	2,685,000	2,743,533
FirstEnergy Transmission LLC
4.35%, due 1/15/25 (a)	1,675,000	1,780,795
Ohio Power Co.
Series R
2.90%, due 10/1/51	1,345,000	1,297,007
Pacific Gas and Electric Co.
3.50%, due 8/1/50	2,460,000	2,278,852
Puget Energy, Inc.
5.625%, due 7/15/22	585,000	592,963
	Principal Amount	Value

Electric (continued)
Sempra Energy
4.125% (5 Year Treasury Constant Maturity Rate + 2.868%), due 4/1/52 (b)	$ 2,935,000	$ 2,972,235
WEC Energy Group, Inc.
2.269% (3 Month LIBOR + 2.113%), due 5/15/67 (b)	1,860,340	1,727,791
		17,195,577
Environmental Control 0.2%
Republic Services, Inc.
4.75%, due 5/15/23	1,999,000	2,083,808
Stericycle, Inc.
3.875%, due 1/15/29 (a)	310,000	305,350
		2,389,158
Food 1.3%
Kraft Heinz Foods Co.
5.00%, due 7/15/35	718,000	878,359
Performance Food Group, Inc. (a)
4.25%, due 8/1/29	775,000	768,847
5.50%, due 10/15/27	4,355,000	4,545,531
Smithfield Foods, Inc.
3.00%, due 10/15/30 (a)	2,005,000	1,996,783
Sysco Corp.
3.30%, due 7/15/26	1,735,000	1,847,779
U.S. Foods, Inc.
4.625%, due 6/1/30 (a)	2,330,000	2,355,980
		12,393,279
Gas 0.3%
National Fuel Gas Co.
2.95%, due 3/1/31	1,195,000	1,200,875
Southern Co. Gas Capital Corp.
Series 21A
3.15%, due 9/30/51	2,010,000	1,984,661
		3,185,536
Healthcare-Products 0.7%
Baxter International, Inc.
2.60%, due 8/15/26	6,085,000	6,305,805
Healthcare-Services 0.4%
Health Care Service Corp. A Mutual Legal Reserve Co.
3.20%, due 6/1/50 (a)	1,485,000	1,510,913

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP MacKay Strategic Bond Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Healthcare-Services (continued)
NYU Langone Hospitals
Series 2020
3.38%, due 7/1/55	$ 1,805,000	$ 1,852,134
		3,363,047
Home Builders 0.8%
Thor Industries, Inc.
4.00%, due 10/15/29 (a)	3,650,000	3,613,500
Toll Brothers Finance Corp.
3.80%, due 11/1/29	1,251,000	1,344,825
4.35%, due 2/15/28	2,089,000	2,287,455
		7,245,780
Household Products & Wares 0.3%
Kronos Acquisition Holdings, Inc.
5.00%, due 12/31/26 (a)	2,465,000	2,435,001
Housewares 0.2%
Scotts Miracle-Gro Co. (The)
5.25%, due 12/15/26	1,960,000	2,013,900
Insurance 1.7%
Athene Global Funding
2.50%, due 3/24/28 (a)	2,985,000	3,001,886
Lincoln National Corp.
2.515% (3 Month LIBOR + 2.358%), due 5/17/66 (b)	6,418,000	5,695,975
MassMutual Global Funding II
2.95%, due 1/11/25 (a)	2,995,000	3,137,697
NMI Holdings, Inc.
7.375%, due 6/1/25 (a)	870,000	987,885
Protective Life Corp.
8.45%, due 10/15/39	1,564,000	2,489,900
Willis North America, Inc.
3.875%, due 9/15/49	840,000	911,481
		16,224,824
Internet 1.5%
Cablevision Lightpath LLC
3.875%, due 9/15/27 (a)	3,630,000	3,521,100
Expedia Group, Inc.
3.25%, due 2/15/30	2,315,000	2,362,459
3.80%, due 2/15/28	2,245,000	2,400,239
5.00%, due 2/15/26	315,000	350,335
Match Group Holdings II LLC (a)
3.625%, due 10/1/31	1,975,000	1,918,219
	Principal Amount	Value

Internet (continued)
Match Group Holdings II LLC (a) (continued)
4.125%, due 8/1/30	$ 148,000	$ 149,480
5.00%, due 12/15/27	3,170,000	3,296,800
		13,998,632
Iron & Steel 0.5%
Vale Overseas Ltd.
3.75%, due 7/8/30	1,440,000	1,490,414
6.25%, due 8/10/26	2,780,000	3,217,878
		4,708,292
Lodging 1.7%
Hilton Domestic Operating Co., Inc.
4.875%, due 1/15/30	2,120,000	2,265,750
5.375%, due 5/1/25 (a)	3,470,000	3,610,882
Hyatt Hotels Corp.
1.80%, due 10/1/24	5,450,000	5,454,855
Marriott International, Inc.
3.75%, due 10/1/25	1,860,000	1,969,749
Series X
4.00%, due 4/15/28	880,000	949,616
MGM Resorts International
6.00%, due 3/15/23	2,300,000	2,403,500
		16,654,352
Machinery-Diversified 0.2%
Clark Equipment Co.
5.875%, due 6/1/25 (a)	1,535,000	1,594,481
Media 1.0%
Charter Communications Operating LLC
4.464%, due 7/23/22	2,770,000	2,810,886
DISH DBS Corp.
5.75%, due 12/1/28 (a)	2,150,000	2,171,500
Grupo Televisa SAB
5.25%, due 5/24/49	1,735,000	2,174,596
Sky Ltd.
3.75%, due 9/16/24 (a)	1,105,000	1,176,606
Time Warner Entertainment Co. LP
8.375%, due 3/15/23	740,000	802,414
		9,136,002
Mining 0.5%
Industrias Penoles SAB de CV
4.75%, due 8/6/50 (a)	4,007,000	4,382,656
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments December 31, 2021† (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Miscellaneous—Manufacturing 0.3%
Textron Financial Corp.
1.891% (3 Month LIBOR + 1.735%), due 2/15/42 (a)(b)	$ 3,720,000	$ 3,189,900
Oil & Gas 2.0%
Gazprom PJSC Via Gaz Capital SA
7.288%, due 8/16/37 (a)	2,500,000	3,318,775
Marathon Petroleum Corp.
5.125%, due 12/15/26	5,755,000	6,549,498
Occidental Petroleum Corp.
3.50%, due 8/15/29	4,810,000	4,941,313
4.30%, due 8/15/39	585,000	583,403
Petrobras Global Finance BV
5.50%, due 6/10/51	1,215,000	1,126,913
Valero Energy Corp.
4.00%, due 4/1/29	2,250,000	2,448,388
		18,968,290
Packaging & Containers 0.6%
Berry Global, Inc.
4.875%, due 7/15/26 (a)	166,000	171,714
Owens-Brockway Glass Container, Inc.
6.625%, due 5/13/27 (a)	2,950,000	3,112,250
WestRock RKT LLC
4.00%, due 3/1/23	2,230,000	2,289,679
		5,573,643
Pharmaceuticals 1.0%
AbbVie, Inc.
4.25%, due 11/21/49	3,065,000	3,684,658
Becton Dickinson and Co.
3.363%, due 6/6/24	1,018,000	1,065,793
Teva Pharmaceutical Finance Netherlands III BV
3.15%, due 10/1/26	2,575,000	2,420,500
4.75%, due 5/9/27	2,855,000	2,828,934
		9,999,885
Pipelines 4.0%
Cheniere Corpus Christi Holdings LLC
2.742%, due 12/31/39 (a)	1,640,000	1,599,977
CNX Midstream Partners LP
4.75%, due 4/15/30 (a)	3,535,000	3,521,744
DCP Midstream Operating LP
3.25%, due 2/15/32	4,165,000	4,196,237
	Principal Amount	Value

Pipelines (continued)
Energy Transfer LP
Series H
6.50% (5 Year Treasury Constant Maturity Rate + 5.694%), due 11/15/26 (b)(d)	$ 3,435,000	$ 3,495,113
Enterprise Products Operating LLC
3.95%, due 1/31/60	1,760,000	1,900,100
4.20%, due 1/31/50	545,000	610,941
Flex Intermediate Holdco LLC
3.363%, due 6/30/31 (a)	2,310,000	2,318,772
Hess Midstream Operations LP (a)
4.25%, due 2/15/30	3,710,000	3,682,175
5.625%, due 2/15/26	389,000	400,670
MPLX LP
4.00%, due 3/15/28	2,500,000	2,709,150
4.125%, due 3/1/27	1,780,000	1,947,456
Plains All American Pipeline LP
3.80%, due 9/15/30	1,330,000	1,388,843
Sabine Pass Liquefaction LLC
5.75%, due 5/15/24	2,710,000	2,947,252
Venture Global Calcasieu Pass LLC
3.875%, due 11/1/33 (a)	3,490,000	3,666,524
Western Midstream Operating LP
6.50%, due 2/1/50 (f)	1,975,000	2,335,447
Williams Cos., Inc. (The)
3.50%, due 10/15/51	1,975,000	1,995,229
		38,715,630
Real Estate Investment Trusts 1.1%
CyrusOne LP
3.45%, due 11/15/29	2,030,000	2,201,759
Iron Mountain, Inc.
4.875%, due 9/15/29 (a)	3,539,000	3,662,794
Office Properties Income Trust
2.65%, due 6/15/26	2,310,000	2,291,945
Starwood Property Trust, Inc.
3.625%, due 7/15/26 (a)	2,340,000	2,328,300
		10,484,798
Retail 1.8%
AutoNation, Inc.
4.75%, due 6/1/30	2,880,000	3,289,801
Darden Restaurants, Inc.
3.85%, due 5/1/27	2,025,000	2,192,106
Macy's Retail Holdings LLC
5.875%, due 4/1/29 (a)(e)	2,645,000	2,820,231
Nordstrom, Inc.
4.00%, due 3/15/27	840,000	844,200
4.25%, due 8/1/31 (e)	3,200,000	3,144,016

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP MacKay Strategic Bond Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Retail (continued)
QVC, Inc.
4.375%, due 9/1/28	$ 2,870,000	$ 2,848,475
Victoria's Secret & Co.
4.625%, due 7/15/29 (a)	2,445,000	2,500,013
		17,638,842
Semiconductors 0.5%
Broadcom, Inc. (a)
3.469%, due 4/15/34	2,470,000	2,585,274
3.75%, due 2/15/51	910,000	951,408
NXP BV
3.40%, due 5/1/30 (a)	1,380,000	1,470,681
		5,007,363
Software 0.5%
MSCI, Inc.
3.25%, due 8/15/33 (a)	3,960,000	4,004,550
Oracle Corp.
3.65%, due 3/25/41	685,000	692,626
		4,697,176
Telecommunications 1.8%
Altice France SA
5.125%, due 7/15/29 (a)	3,915,000	3,818,887
AT&T, Inc.
3.65%, due 6/1/51	1,860,000	1,926,299
CommScope Technologies LLC
5.00%, due 3/15/27 (a)	1,629,000	1,523,115
CommScope, Inc.
7.125%, due 7/1/28 (a)	645,000	633,712
T-Mobile US, Inc.
2.625%, due 2/15/29	2,630,000	2,590,550
3.50%, due 4/15/31 (a)	1,295,000	1,347,292
Verizon Communications, Inc.
3.40%, due 3/22/41	900,000	942,249
4.016%, due 12/3/29	2,125,000	2,382,341
Vodafone Group plc
4.25%, due 9/17/50	1,775,000	2,048,640
		17,213,085
Total Corporate Bonds (Cost $468,888,221)		484,343,634
	Principal Amount	Value
Foreign Government Bonds 4.6%
Brazil 1.1%
Brazil Government Bond
3.75%, due 9/12/31	$ 2,565,000	$ 2,411,100
4.625%, due 1/13/28	7,789,000	8,129,847
		10,540,947
Chile 1.3%
Chile Government Bond
2.55%, due 7/27/33	4,770,000	4,638,825
Corp. Nacional del Cobre de Chile (a)
3.00%, due 9/30/29	2,055,000	2,077,551
3.75%, due 1/15/31	1,635,000	1,741,484
Empresa Nacional del Petroleo
3.45%, due 9/16/31 (a)	4,005,000	3,814,802
		12,272,662
Colombia 0.2%
Colombia Government Bond
3.25%, due 4/22/32	2,065,000	1,855,919
Mexico 2.0%
Comision Federal de Electricidad (a)
3.875%, due 7/26/33	3,255,000	3,191,560
4.677%, due 2/9/51	2,765,000	2,595,643
Mexico Government Bond
2.659%, due 5/24/31	3,402,000	3,316,984
3.75%, due 4/19/71	2,230,000	2,004,770
Petroleos Mexicanos
6.50%, due 3/13/27	3,570,000	3,808,619
6.75%, due 9/21/47	4,990,000	4,428,625
		19,346,201
Total Foreign Government Bonds (Cost $45,602,608)		44,015,729
Loan Assignments 3.5%
Containers, Packaging & Glass 0.5%
Mauser Packaging Solutions Holding Co.
Initial Term Loan
3.354% (1 Month LIBOR + 3.25%), due 4/3/24 (b)	4,992,378	4,920,169
Diversified/Conglomerate Service 0.6%
Change Healthcare Holdings, Inc.
Closing Date Term Loan
3.50% (1 Month LIBOR + 2.50%), due 3/1/24 (b)	3,976,219	3,971,746
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments December 31, 2021† (continued)
	Principal Amount	Value
Loan Assignments (continued)
Diversified/Conglomerate Service (continued)
TruGreen LP (b)
First Lien Second Refinancing Term Loan
4.75% (1 Month LIBOR + 4.00%), due 11/2/27	$ 1,480,050	$ 1,480,512
Second Lien Initial Term Loan
9.25% (3 Month LIBOR + 8.50%), due 11/2/28	645,000	648,225
		6,100,483
Ecological 0.2%
GFL Environmental, Inc.
2020 Refinancing Term Loan
3.50% (3 Month LIBOR + 3.00%), due 5/30/25 (b)	1,960,533	1,963,473
Finance 1.2%
Alliant Holdings Intermediate LLC
2018 Initial Term Loan
3.354% (1 Month LIBOR + 3.25%), due 5/9/25 (b)	3,947,950	3,906,003
Iqvia, Inc.
Dollar Term Loan B3
1.974% (3 Month LIBOR + 1.75%), due 6/11/25 (b)	3,487,247	3,470,780
Match Group, Inc.
2020 Refinancing Term Loan
1.908% (3 Month LIBOR + 1.75%), due 2/13/27 (b)	1,859,000	1,833,439
ON Semiconductor Corp.
2019 New Replacement Term Loan B4
2.104% (1 Month LIBOR + 2.00%), due 9/19/26 (b)	1,843,709	1,841,174
		11,051,396
Telecommunications 0.8%
Level 3 Financing, Inc.
Tranche 2027 Term Loan B
1.854% (1 Month LIBOR + 1.75%), due 3/1/27 (b)	3,963,602	3,907,121
SBA Senior Finance II LLC
Initial Term Loan
1.86% (1 Month LIBOR + 1.75%), due 4/11/25 (b)	4,127,343	4,079,762
		7,986,883
	Principal Amount	Value

Utilities 0.2%
Southwestern Energy Co.
Initial Loan
3.00%, due 6/22/27	$ 1,350,000	$ 1,350,844
Total Loan Assignments (Cost $33,529,035)		33,373,248
Mortgage-Backed Securities 21.9%
Agency (Collateralized Mortgage Obligations) 2.8%
FHLMC (g)
REMIC, Series 5070, Class IG
1.50%, due 1/25/44	9,349,238	515,969
REMIC, Series 5048, Class IC
2.00%, due 12/25/50	10,053,746	981,368
REMIC, Series 5051, Class KI
2.50%, due 12/25/50	6,223,326	1,050,848
REMIC, Series 5036, Class IO
3.50%, due 11/25/50	5,299,812	867,868
REMIC, Series 4924, Class NS
5.948% (1 Month LIBOR + 6.05%), due 10/25/49 (b)	3,071,300	415,729
REMIC, Series 4957, Class SB
5.948% (1 Month LIBOR + 6.05%), due 11/25/49 (b)	1,860,536	344,288
FHLMC, STRIPS
REMIC, Series 358, Class PO
(zero coupon), due 10/15/47	4,865,059	4,576,483
FNMA
REMIC, Series 2013-110, Class CO
(zero coupon), due 12/25/39	1,994,404	1,866,316
REMIC, Series 2013-105, Class QO
(zero coupon), due 5/25/40	707,783	656,544
REMIC, Series 2013-105, Class KO
(zero coupon), due 10/25/43	652,086	616,811
REMIC, Series 2013-110, Class DO
(zero coupon), due 11/25/43	842,729	784,361
REMIC, Series 2020-78, Class TI
2.00%, due 11/25/50 (g)	5,894,034	666,953
REMIC, Series 2020-91, Class MI
2.00%, due 12/25/50 (g)	7,030,100	761,087
REMIC, Series 2021-2, Class AI
2.00%, due 2/25/51 (g)	14,517,690	1,393,030
REMIC, Series 2020-91, Class AI
2.50%, due 12/25/50 (g)	5,954,465	908,808
REMIC, Series 2021-7, Class EI
2.50%, due 2/25/51 (g)	4,123,505	539,271
REMIC, Series 2021-13, Class BI
3.00%, due 2/25/50 (g)	3,285,792	333,088

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP MacKay Strategic Bond Portfolio

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Agency (Collateralized Mortgage Obligations) (continued)
FNMA (continued)
REMIC, Series 2020-10, Class DA
3.50%, due 3/25/60	$ 1,976,168	$ 2,108,315
REMIC, Series 2019-32, Class SB
5.948% (1 Month LIBOR + 6.05%), due 6/25/49 (b)(g)	3,819,286	644,948
FREMF Mortgage Trust
REMIC, Series 2017-K63, Class C
3.873%, due 2/25/50 (a)(h)	1,925,000	2,024,878
GNMA (g)
REMIC, Series 2021-15, Class AI
2.00%, due 1/20/51	5,717,318	502,649
REMIC, Series 2021-57, Class AI
2.00%, due 2/20/51	7,373,313	852,558
REMIC, Series 2021-57, Class IB
2.50%, due 2/20/51	4,851,884	633,554
REMIC, Series 2021-25, Class LI
2.50%, due 2/20/51	4,216,137	482,588
REMIC, Series 2021-77, Class KS
2.55% (SOFR 30A + 2.60%), due 5/20/51 (b)	14,363,474	747,356
REMIC, Series 2021-44, Class IQ
3.00%, due 3/20/51	6,833,133	882,145
REMIC, Series 2021-158, Class NI
3.00%, due 9/20/51	5,149,416	699,047
		26,856,860
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 10.8%
Bayview Commercial Asset Trust
Series 2005-3A, Class A1
0.582% (1 Month LIBOR + 0.48%), due 11/25/35 (a)(b)	1,084,672	1,034,320
BX Commercial Mortgage Trust (a)
Series 2021-VOLT, Class D
1.76% (1 Month LIBOR + 1.65%), due 9/15/36 (b)	2,150,000	2,131,011
Series 2021-VOLT, Class E
2.11% (1 Month LIBOR + 2.00%), due 9/15/36 (b)	2,600,000	2,577,042
Series 2021-ACNT, Class E
2.307% (1 Month LIBOR + 2.197%), due 11/15/26 (b)	3,400,000	3,385,022
Series 2020-VIV2, Class C
3.542%, due 3/9/44 (h)	2,790,000	2,826,364
Series 2020-VIV3, Class B
3.544%, due 3/9/44 (h)	1,680,000	1,738,281
	Principal Amount	Value

Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
BX Commercial Mortgage Trust (a) (continued)
Series 2020-VIVA, Class D
3.549%, due 3/11/44 (h)	$ 950,000	$ 946,133
BX Trust (a)
Series 2021-MFM1, Class C
1.31% (1 Month LIBOR + 1.20%), due 1/15/34 (b)	4,155,000	4,122,454
Series 2021-MFM1, Class D
1.61% (1 Month LIBOR + 1.50%), due 1/15/34 (b)	2,056,500	2,024,288
Series 2021-LBA, Class DV
1.71% (1 Month LIBOR + 1.60%), due 2/15/36 (b)	2,000,000	1,984,331
Series 2021-RISE, Class D
1.85% (1 Month LIBOR + 1.75%), due 11/15/36 (b)	2,400,000	2,394,467
Series 2021-ARIA, Class E
2.355% (1 Month LIBOR + 2.245%), due 10/15/36 (b)	4,000,000	3,977,538
Series 2019-OC11, Class A
3.202%, due 12/9/41	1,395,000	1,468,326
Series 2019-OC11, Class C
3.856%, due 12/9/41	895,000	920,012
Series 2019-OC11, Class E
4.075%, due 12/9/41 (h)	4,935,000	4,887,839
BXHPP Trust
Series 2021-FILM, Class C
1.21% (1 Month LIBOR + 1.10%), due 8/15/36 (a)(b)	1,500,000	1,482,087
COMM Mortgage Trust
Series 2012-CR4, Class AM
3.251%, due 10/15/45	2,255,000	2,271,505
Series 2013-CR9, Class B
4.279%, due 7/10/45 (a)(h)	1,500,000	1,497,472
CSAIL Commercial Mortgage Trust
Series 2015-C3, Class A4
3.718%, due 8/15/48	2,715,503	2,886,978
CSMC WEST Trust
Series 2020-WEST, Class A
3.04%, due 2/15/35 (a)	3,107,500	3,202,245
DROP Mortgage Trust
Series 2021-FILE, Class A
1.26% (1 Month LIBOR + 1.15%), due 4/15/26 (a)(b)	1,535,000	1,535,465
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments December 31, 2021† (continued)
	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Extended Stay America Trust
Series 2021-ESH, Class D
2.36% (1 Month LIBOR + 2.25%), due 7/15/38 (a)(b)	$ 2,387,579	$ 2,387,576
FREMF Mortgage Trust (a)(h)
REMIC, Series 2018-K154, Class B
4.021%, due 11/25/32	2,450,000	2,591,045
REMIC, Series 2018-K155, Class B
4.163%, due 4/25/33	2,975,000	3,206,590
REMIC, Series 2018-K81, Class C
4.168%, due 9/25/51	2,020,000	2,181,198
REMIC, Series 2019-K87, Class C
4.322%, due 1/25/51	1,385,000	1,507,885
REMIC, Series 2019-K88, Class C
4.38%, due 2/25/52	2,140,000	2,346,795
GS Mortgage Securities Corp. Trust
Series 2019-BOCA, Class A
1.31% (1 Month LIBOR + 1.20%), due 6/15/38 (a)(b)	4,480,000	4,477,220
GS Mortgage Securities Trust
Series 2017-GS7, Class A4
3.43%, due 8/10/50	2,990,000	3,205,723
Hudson Yards Mortgage Trust
Series 2019-30HY, Class A
3.228%, due 7/10/39 (a)	1,580,000	1,683,952
J.P. Morgan Chase Commercial Mortgage Securities Trust
Series 2018-AON, Class B
4.379%, due 7/5/31 (a)(h)	2,795,000	2,890,550
JPMBB Commercial Mortgage Securities Trust
Series 2014-C26, Class A3
3.231%, due 1/15/48	2,033,577	2,092,891
Manhattan West Mortgage Trust
Series 2020-1MW, Class A
2.13%, due 9/10/39 (a)	1,725,000	1,719,065
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2015-C23, Class A3
3.451%, due 7/15/50	1,391,013	1,446,070
One Bryant Park Trust
Series 2019-OBP, Class A
2.516%, due 9/15/54 (a)	4,735,000	4,791,703
SLG Office Trust
Series 2021-OVA, Class D
2.851%, due 7/15/41 (a)	1,600,000	1,554,679
UBS-Barclays Commercial Mortgage Trust
Series 2013-C6, Class B
3.875%, due 4/10/46 (a)(i)	1,485,000	1,493,162
	Principal Amount	Value

Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Wells Fargo Commercial Mortgage Trust
Series 2019-C53, Class A3
2.787%, due 10/15/52	$ 1,005,000	$ 1,040,277
Series 2019-C53, Class A4
3.04%, due 10/15/52	3,566,000	3,783,858
Series 2018-1745, Class A
3.749%, due 6/15/36 (a)(h)	3,010,000	3,261,436
Series 2018-AUS, Class A
4.058%, due 8/17/36 (a)(h)	4,325,000	4,734,672
WFRBS Commercial Mortgage Trust
Series 2012-C7, Class AS
4.09%, due 6/15/45 (i)	2,040,000	2,041,510
		103,731,037
Whole Loan (Collateralized Mortgage Obligations) 8.3%
Alternative Loan Trust
Series 2005-31, Class 1A1
0.662% (1 Month LIBOR + 0.56%), due 8/25/35 (b)	2,781,558	2,659,729
Connecticut Avenue Securities Trust (a)(b)
Series 2020-R02, Class 2M2
2.103% (1 Month LIBOR + 2.00%), due 1/25/40	2,485,249	2,491,483
Series 2021-R01, Class 1B1
3.15% (SOFR 30A + 3.10%), due 10/25/41	3,150,000	3,182,525
Series 2020-SBT1, Class 1M2
3.753% (1 Month LIBOR + 3.65%), due 2/25/40	1,700,000	1,765,060
FHLMC STACR REMIC Trust (a)(b)
Series 2020-DNA6, Class M2
2.05% (SOFR 30A + 2.00%), due 12/25/50	4,395,000	4,418,376
Series 2021-HQA1, Class B1
3.05% (SOFR 30A + 3.00%), due 8/25/33	1,510,000	1,513,681
Series 2021-DNA5, Class B1
3.10% (SOFR 30A + 3.05%), due 1/25/34	2,780,000	2,792,251
FHLMC STACR Trust (a)(b)
Series 2018-DNA2, Class M2
2.253% (1 Month LIBOR + 2.15%), due 12/25/30	4,205,973	4,257,104
Series 2018-HQA2, Class M2
2.403% (1 Month LIBOR + 2.30%), due 10/25/48	1,355,000	1,370,722

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay VP MacKay Strategic Bond Portfolio

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Whole Loan (Collateralized Mortgage Obligations) (continued)
FHLMC STACR Trust (a)(b) (continued)
Series 2019-DNA3, Class B1
3.353% (1 Month LIBOR + 3.25%), due 7/25/49	$ 2,400,000	$ 2,428,592
Series 2018-DNA2, Class B1
3.803% (1 Month LIBOR + 3.70%), due 12/25/30	4,225,000	4,373,037
Series 2019-DNA2, Class B1
4.453% (1 Month LIBOR + 4.35%), due 3/25/49	1,900,000	1,957,094
FHLMC Structured Agency Credit Risk Debt Notes (b)
Series 2017-DNA3, Class M2
2.603% (1 Month LIBOR + 2.50%), due 3/25/30	1,232,078	1,255,790
Series 2016-DNA4, Class M3
3.903% (1 Month LIBOR + 3.80%), due 3/25/29	1,883,566	1,940,807
FNMA (b)
Series 2017-C05, Class 1M2
2.303% (1 Month LIBOR + 2.20%), due 1/25/30	1,295,677	1,317,810
Series 2017-C07, Class 2M2
2.602% (1 Month LIBOR + 2.50%), due 5/25/30	1,856,219	1,878,365
Series 2017-C04, Class 2M2
2.953% (1 Month LIBOR + 2.85%), due 11/25/29	1,981,514	2,031,185
Series 2017-C03, Class 1M2
3.103% (1 Month LIBOR + 3.00%), due 10/25/29	1,592,307	1,629,242
Series 2021-R02, Class 2B1
3.35% (SOFR 30A + 3.30%), due 11/25/41 (a)	680,000	685,087
Series 2016-C06, Class 1M2
4.353% (1 Month LIBOR + 4.25%), due 4/25/29	2,743,495	2,832,365
Series 2016-C07, Class 2M2
4.453% (1 Month LIBOR + 4.35%), due 5/25/29	3,910,663	4,059,843
Galton Funding Mortgage Trust
Series 2018-2, Class A51
4.50%, due 10/25/58 (a)(i)	1,169,708	1,182,942
GreenPoint Mortgage Funding Trust
Series 2007-AR3, Class A1
0.542% (1 Month LIBOR + 0.44%), due 6/25/37 (b)	574,021	575,063
	Principal Amount	Value

Whole Loan (Collateralized Mortgage Obligations) (continued)
Mello Warehouse Securitization Trust
Series 2021-1, Class B
1.002% (1 Month LIBOR + 0.90%), due 2/25/55 (a)(b)	$ 1,600,000	$ 1,593,826
New Residential Mortgage Loan Trust (a)
Series 2019-5A, Class B7
4.434%, due 8/25/59 (h)	3,514,329	2,630,218
Series 2019-4A, Class B6
4.746%, due 12/25/58 (i)	2,986,172	2,310,574
Series 2019-2A, Class B6
4.942%, due 12/25/57 (i)	1,253,519	1,000,901
NewRez Warehouse Securitization Trust
Series 2021-1, Class B
1.002% (1 Month LIBOR + 0.90%), due 5/25/55 (a)(b)	4,615,000	4,599,566
Sequoia Mortgage Trust
Series 2018-7, Class B3
4.252%, due 9/25/48 (a)(i)	1,584,168	1,588,334
STACR Trust (a)(b)
Series 2018-DNA3, Class M2
2.203% (1 Month LIBOR + 2.10%), due 9/25/48	2,025,000	2,047,360
Series 2018-HRP2, Class M3
2.503% (1 Month LIBOR + 2.40%), due 2/25/47	6,045,000	6,140,517
Series 2018-HRP1, Class B1
3.853% (1 Month LIBOR + 3.75%), due 4/25/43	2,275,000	2,329,974
Series 2018-HRP2, Class B1
4.303% (1 Month LIBOR + 4.20%), due 2/25/47	1,700,000	1,802,628
WaMu Mortgage Pass-Through Certificates Trust
Series 2006-AR9, Class 2A
1.725% (11th District Cost of Funds Index + 1.50%), due 8/25/46 (b)	876,530	859,717
		79,501,768
Total Mortgage-Backed Securities (Cost $208,688,395)		210,089,665
Municipal Bonds 0.5%
California 0.5%
Golden State Tobacco Securitization Corp. Revenue Bonds
Series B, Insured: State Appropriations
3.293%, due 6/1/42	1,440,000	1,468,536
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments December 31, 2021† (continued)
	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Regents of the University of California Medical Center, Pooled Revenue Bonds
Series N
3.006%, due 5/15/50	$ 3,170,000	$ 3,267,772
		4,736,308
Total Municipal Bonds (Cost $4,610,000)		4,736,308
U.S. Government & Federal Agencies 3.1%
United States Treasury Inflation - Indexed Notes 3.1%
U.S. Treasury Inflation Linked Notes (j)
0.125%, due 1/15/30	2,504,843	2,779,948
0.75%, due 7/15/28	10,561,520	12,094,233
0.875%, due 1/15/29	12,564,123	14,528,170
		29,402,351
Total U.S. Government & Federal Agencies (Cost $26,676,415)		29,402,351
Total Long-Term Bonds (Cost $901,583,499)		919,539,766

	Shares
Short-Term Investments 3.5%
Affiliated Investment Company 3.0%
MainStay U.S. Government Liquidity Fund, 0.01% (k)	29,106,126	29,106,126
Unaffiliated Investment Companies 0.5%
BlackRock Liquidity FedFund, 0.025% (k)(l)	4,000,000	4,000,000
Wells Fargo Government Money Market Fund, 0.10% (k)(l)	524,173	524,173
Total Unaffiliated Investment Companies (Cost $4,524,173)		4,524,173
Total Short-Term Investments (Cost $33,630,299)		33,630,299
Total Investments (Cost $935,213,798)	99.6%	953,170,065
Other Assets, Less Liabilities	0.4	4,211,847
Net Assets	100.0%	$ 957,381,912

†	Percentages indicated are based on Portfolio net assets.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Floating rate—Rate shown was the rate in effect as of December 31, 2021.
(c)	Fixed to floating rate—Rate shown was the rate in effect as of December 31, 2021.
(d)	Security is perpetual and, thus, does not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(e)	All or a portion of this security was held on loan. As of December 31, 2021, the aggregate market value of securities on loan was $5,051,575; the total market value of collateral held by the Portfolio was $5,239,486. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $715,313. The Portfolio received cash collateral with a value of $4,524,173. (See Note 2(N))
(f)	Step coupon—Rate shown was the rate in effect as of December 31, 2021.
(g)	Collateralized Mortgage Obligation Interest Only Strip—Pays a fixed or variable rate of interest based on mortgage loans or mortgage pass-through securities. The principal amount of the underlying pool represents the notional amount on which the current interest was calculated. The value of these stripped securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.
(h)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of December 31, 2021.
(i)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of December 31, 2021.
(j)	Treasury Inflation Protected Security—Pays a fixed rate of interest on a principal amount that is continuously adjusted for inflation based on the Consumer Price Index-Urban Consumers.
(k)	Current yield as of December 31, 2021.
(l)	Represents a security purchased with cash collateral received for securities on loan.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay VP MacKay Strategic Bond Portfolio

Futures Contracts
As of December 31, 2021, the Portfolio held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
U.S. Treasury Long Bonds	119	March 2022	$ 18,950,964	$ 19,092,063	$ 141,099
Short Contracts
U.S. Treasury 2 Year Notes	(371)	March 2022	(81,011,976)	(80,941,766)	70,210
U.S. Treasury 5 Year Notes	(1,020)	March 2022	(123,101,371)	(123,396,094)	(294,723)
U.S. Treasury 10 Year Notes	(1,590)	March 2022	(205,779,032)	(207,445,313)	(1,666,281)
U.S. Treasury 10 Year Ultra Bonds	(280)	March 2022	(40,471,615)	(41,002,500)	(530,885)
U.S. Treasury Ultra Bonds	(32)	March 2022	(6,247,349)	(6,308,000)	(60,651)
Total Short Contracts					(2,482,330)
Net Unrealized Depreciation					$ (2,341,231)

1.	As of December 31, 2021, cash in the amount of $4,551,003 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2021.
Swap Contracts
As of December 31, 2021, the Portfolio held the following centrally cleared interest swap agreements1:
Notional Amount	Currency	Expiration Date	Payments made by Portfolio	Payments Received by Portfolio	Payment Frequency Paid/Received	Upfront Premiums Paid/ (Received)	Value	Unrealized Appreciation/ (Depreciation)
$ 50,000,000	USD	3/16/23	Fixed 2.793%	3 month USD LIBOR	Semi-Annually/Quarterly	$ —	$ (1,308,188)	$ (1,308,188)
50,000,000	USD	3/29/23	Fixed 2.762%	3 month USD LIBOR	Semi-Annually/Quarterly	—	(1,318,304)	(1,318,304)
						$ —	$ (2,626,492)	$ (2,626,492)

1.	As of December 31, 2021, cash in the amount of $633,353 was on deposit with a broker for centrally cleared swap agreements.

Abbreviation(s):
FHLMC—Federal Home Loan Mortgage Corp.
FNMA—Federal National Mortgage Association
FREMF—Freddie Mac Multifamily
GNMA—Government National Mortgage Association
LIBOR—London Interbank Offered Rate
REMIC—Real Estate Mortgage Investment Conduit
SOFR—Secured Overnight Financing Rate
USD—United States Dollar
USISDA—U.S. dollar International Swaps and Derivatives Association
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments December 31, 2021† (continued)
The following is a summary of the fair valuations according to the inputs used as of December 31, 2021, for valuing the Portfolio’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$ —	$ 113,578,831	$ —	$ 113,578,831
Corporate Bonds	—	484,343,634	—	484,343,634
Foreign Government Bonds	—	44,015,729	—	44,015,729
Loan Assignments	—	33,373,248	—	33,373,248
Mortgage-Backed Securities	—	210,089,665	—	210,089,665
Municipal Bonds	—	4,736,308	—	4,736,308
U.S. Government & Federal Agencies	—	29,402,351	—	29,402,351
Total Long-Term Bonds	—	919,539,766	—	919,539,766
Short-Term Investments
Affiliated Investment Company	29,106,126	—	—	29,106,126
Unaffiliated Investment Companies	4,524,173	—	—	4,524,173
Total Short-Term Investments	33,630,299	—	—	33,630,299
Total Investments in Securities	33,630,299	919,539,766	—	953,170,065
Other Financial Instruments
Futures Contracts (b)	211,309	—	—	211,309
Total Other Financial Instruments	211,309	—	—	211,309
Total Investments in Securities and Other Financial Instruments	$ 33,841,608	$ 919,539,766	$ —	$ 953,381,374
Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$ (2,552,540)	$ —	$ —	$ (2,552,540)
Interest Rate Swaps (b)	—	(2,626,492)	—	(2,626,492)
Total Other Financial Instruments	$ (2,552,540)	$ (2,626,492)	$ —	$ (5,179,032)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay VP MacKay Strategic Bond Portfolio

Statement of Assets and Liabilities as of December 31, 2021
Assets
Investment in unaffiliated securities, at value (identified cost $906,107,672) including securities on loan of $5,051,575	$924,063,939
Investment in affiliated investment companies, at value (identified cost $29,106,126)	29,106,126
Cash	66,907
Cash collateral on deposit at broker for futures contracts	4,551,003
Cash collateral on deposit at broker for swap contracts	633,353
Receivables:
Interest	6,336,758
Portfolio shares sold	54,909
Securities lending	9,581
Other assets	4,771
Total assets	964,827,347
Liabilities
Cash collateral received for securities on loan	4,524,173
Payables:
Investment securities purchased	1,346,625
Manager (See Note 3)	468,929
Portfolio shares redeemed	406,055
Variation margin on futures contracts	280,981
NYLIFE Distributors (See Note 3)	198,256
Shareholder communication	58,726
Professional fees	52,164
Broker fees and charges on short sales	51,986
Variation margin on centrally cleared swap contracts	25,374
Custodian	13,059
Trustees	1,605
Accrued expenses	17,502
Total liabilities	7,445,435
Net assets	$957,381,912
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 94,229
Additional paid-in-capital	965,949,755
966,043,984
Total distributable earnings (loss)	(8,662,072)
Net assets	$957,381,912
Initial Class
Net assets applicable to outstanding shares	$ 24,819,920
Shares of beneficial interest outstanding	2,435,083
Net asset value per share outstanding	$ 10.19
Service Class
Net assets applicable to outstanding shares	$932,561,992
Shares of beneficial interest outstanding	91,794,374
Net asset value per share outstanding	$ 10.16

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Statement of Operations for the year ended December 31, 2021
Investment Income (Loss)
Income
Interest	$ 33,330,956
Securities lending	33,651
Dividends-affiliated	6,488
Other	111,740
Total income	33,482,835
Expenses
Manager (See Note 3)	5,674,845
Distribution/Service—Service Class (See Note 3)	2,406,330
Professional fees	120,417
Shareholder communication	70,027
Custodian	52,031
Broker fees and charges on short sales	51,570
Interest on investments sold short	30,201
Trustees	21,496
Miscellaneous	56,887
Total expenses	8,483,804
Net investment income (loss)	24,999,031
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	29,819,567
Futures transactions	11,595,717
Investments sold short	(323,726)
Swap transactions	(2,636,453)
Foreign currency transactions	129,165
Foreign currency forward transactions	(75,058)
Net realized gain (loss)	38,509,212
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(47,570,394)
Futures contracts	(2,619,506)
Investments sold short	206,075
Swap contracts	3,119,679
Foreign currency forward contracts	225,778
Translation of other assets and liabilities in foreign currencies	(10,857)
Net change in unrealized appreciation (depreciation)	(46,649,225)
Net realized and unrealized gain (loss)	(8,140,013)
Net increase (decrease) in net assets resulting from operations	$ 16,859,018
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay VP MacKay Strategic Bond Portfolio

Statements of Changes in Net Assets
for the years ended December 31, 2021 and December 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 24,999,031	$ 25,072,270
Net realized gain (loss)	38,509,212	(12,109,969)
Net change in unrealized appreciation (depreciation)	(46,649,225)	36,714,085
Net increase (decrease) in net assets resulting from operations	16,859,018	49,676,386
Distributions to shareholders:
Initial Class	(595,939)	(692,907)
Service Class	(21,362,833)	(22,210,493)
	(21,958,772)	(22,903,400)
Distributions to shareholders from return of capital:
Initial Class	—	(16,255)
Service Class	—	(521,050)
	—	(537,305)
Total distributions to shareholders	(21,958,772)	(23,440,705)
Capital share transactions:
Net proceeds from sales of shares	54,269,932	75,789,465
Net asset value of shares issued to shareholders in reinvestment of distributions	21,958,772	23,440,705
Cost of shares redeemed	(105,606,377)	(173,638,542)
Increase (decrease) in net assets derived from capital share transactions	(29,377,673)	(74,408,372)
Net increase (decrease) in net assets	(34,477,427)	(48,172,691)
Net Assets
Beginning of year	991,859,339	1,040,032,030
End of year	$ 957,381,912	$ 991,859,339
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Initial Class	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 10.25	$ 9.92	$ 9.60	$ 10.06	$ 9.90
Net investment income (loss) (a)	0.29	0.28	0.29	0.30	0.29
Net realized and unrealized gain (loss)	(0.10)	0.32	0.38	(0.43)	0.18
Total from investment operations	0.19	0.60	0.67	(0.13)	0.47
Less distributions:
From net investment income	(0.25)	(0.26)	(0.35)	(0.33)	(0.31)
Return of capital	—	(0.01)	—	—	—
Total distributions	(0.25)	(0.27)	(0.35)	(0.33)	(0.31)
Net asset value at end of year	$ 10.19	$ 10.25	$ 9.92	$ 9.60	$ 10.06
Total investment return (b)	1.96%	6.12%	7.06%	(1.21)%	4.81%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.80%	2.84%	2.96%	3.04%	2.89%
Net expenses (c)(d)	0.62%	0.70%	0.76%	0.75%	0.67%
Portfolio turnover rate	62%	52%(e)	51%(e)	33%	32%
Net assets at end of year (in 000's)	$ 24,820	$ 22,538	$ 49,296	$ 116,901	$ 137,454

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The expense ratios presented below show the impact of short sales expense:

Year ended Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
December 31, 2021	0.61%	0.01%
December 31, 2020	0.62%	0.08%
December 31, 2019	0.61%	0.15%
December 31, 2018	0.60%	0.15%
December 31, 2017	0.60%	0.07%

(e)	The portfolio turnover rate not including mortgage dollar rolls was 51% and 45% for the years ended December 31, 2020 and 2019, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay VP MacKay Strategic Bond Portfolio

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Service Class	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 10.21	$ 9.89	$ 9.57	$ 10.03	$ 9.87
Net investment income (loss) (a)	0.26	0.26	0.26	0.28	0.26
Net realized and unrealized gain (loss)	(0.08)	0.30	0.39	(0.43)	0.19
Total from investment operations	0.18	0.56	0.65	(0.15)	0.45
Less distributions:
From net investment income	(0.23)	(0.23)	(0.33)	(0.31)	(0.29)
Return of capital	—	(0.01)	—	—	—
Total distributions	(0.23)	(0.24)	(0.33)	(0.31)	(0.29)
Net asset value at end of year	$ 10.16	$ 10.21	$ 9.89	$ 9.57	$ 10.03
Total investment return (b)	1.71%	5.86%	6.80%	(1.46)%	4.55%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.53%	2.59%	2.66%	2.79%	2.64%
Net expenses (c)(d)	0.87%	0.93%	1.01%	1.00%	0.92%
Portfolio turnover rate	62%	52%(e)	51%(e)	33%	32%
Net assets at end of year (in 000's)	$ 932,562	$ 969,321	$ 990,736	$ 999,100	$ 1,064,435

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The expense ratios presented below show the impact of short sales expense:

Year ended Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
December 31, 2021	0.86%	0.01%
December 31, 2020	0.86%	0.07%
December 31, 2019	0.86%	0.15%
December 31, 2018	0.85%	0.15%
December 31, 2017	0.85%	0.07%

(e)	The portfolio turnover rate not including mortgage dollar rolls was 51% and 45% for the years ended December 31, 2020 and 2019, respectively.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Notes to Financial Statements
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP MacKay Strategic Bond Portfolio (formerly known as MainStay VP MacKay Unconstrained Bond Portfolio) (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio (formerly known as MainStay VP Moderate Growth Allocation Portfolio) and MainStay VP Equity Allocation Portfolio (formerly known as MainStay VP Growth Allocation Portfolio), which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	April 29, 2011
Service Class	April 29, 2011
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek total return by investing primarily in domestic and foreign debt securities.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
The Board of Trustees of the Fund (the "Board") adopted procedures establishing methodologies for the valuation of the Portfolio's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the

30	MainStay VP MacKay Strategic Bond Portfolio

asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2021, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The
Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio's valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of December 31, 2021, were fair valued in such a manner.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Swaps are marked to market daily based upon quotations from pricing agents, brokers or market makers. These securities are generally categorized as Level 2 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The
31

Notes to Financial Statements (continued)
rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities.

32	MainStay VP MacKay Strategic Bond Portfolio

Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(F) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Portfolio did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Portfolio's investment in futures contracts and other derivatives may increase the volatility of the Portfolio's NAVs and may result in a loss to the Portfolio. Open futures contracts as of December 31, 2021, are shown in the Portfolio of Investments.
(I) Loan Assignments, Participations and Commitments.  The Portfolio may invest in loan assignments and participations ("loans"). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Portfolio records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate ("LIBOR").
The loans in which the Portfolio may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Portfolio purchases an assignment from a lender, the Portfolio will generally have direct contractual rights against the borrower in favor of the lender. If the Portfolio purchases a participation interest either from a lender or a participant, the Portfolio typically will have established a direct contractual relationship with the seller of the
33

Notes to Financial Statements (continued)
participation interest, but not with the borrower. Consequently, the Portfolio is subject to the credit risk of the lender or participant who sold the participation interest to the Portfolio, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.
Unfunded commitments represent the remaining obligation of the Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of December 31, 2021, the Portfolio did not hold any unfunded commitments.
(J) Swap Contracts. The Portfolio may enter into credit default, interest rate, equity, index and currency exchange rate swap contracts (“swaps”). In a typical swap transaction, two parties agree to exchange the future returns (or differentials in rates of future returns) earned or realized at periodic intervals on a particular investment or instrument based on a notional principal amount. Generally, the Portfolio will enter into a swap on a net basis, which means that the two payment streams under the swap are netted, with the Portfolio receiving or paying (as the case may be) only the net amount of the two payment streams. Therefore, the Portfolio's current obligation under a swap generally will be equal to the net amount to be paid or received under the swap, based on the relative value of notional positions attributable to each counterparty to the swap. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the terms of the swap. Swap agreements are privately negotiated in the over the counter (“OTC”) market and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).
Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing and exchange-trading, and more types of standardized swaps are expected to be subject to mandatory clearing and exchange-trading in the future. The counterparty risk for exchange-traded and cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, the Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio's exposure to the credit risk of its original counterparty. The Portfolio will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared transaction.
Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering into a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate on the Statement of Assets and Liabilities.
The Portfolio bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Portfolio may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar credit-worthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions.
Interest Rate Swaps : An interest rate swap is an agreement between two parties where one stream of future interest payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to an interest rate (most often LIBOR). The Portfolio will typically use interest rate swaps to limit, or manage, its exposure to fluctuations in interest rates, or to obtain a marginally lower interest rate than it would have been able to get without the swap.
(K) Foreign Currency Forward Contracts. The Portfolio may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Portfolio is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on the settlement date. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract. The Portfolio may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.
The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the

34	MainStay VP MacKay Strategic Bond Portfolio

Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Portfolio faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Portfolio than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Portfolio's assets. Moreover, there may be an imperfect correlation between the Portfolio's holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent the Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Portfolio's exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. As of December 31, 2021, the Portfolio did not hold any foreign currency forward contracts.
(L) Foreign Currency Transactions. The Portfolio's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(M) Securities Sold Short.  The Portfolio may engage in sales of securities it does not own ("short sales") as part of its investment strategies. When the Portfolio enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Broker fees and other expenses related to securities sold short are disclosed in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities. For the year ended December 31, 2021, the Portfolio did not enter into any securities sold short.
(N) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of
35

Notes to Financial Statements (continued)
Operations. Securities on loan as of December 31, 2021, are shown in the Portfolio of Investments.
Prior to February 22, 2021, these services were provided by State Street Bank and Trust Company (“State Street”).
(O) Dollar Rolls. The Portfolio may enter into dollar roll transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio generally transfers MBS where the MBS are "to be announced," therefore, the Portfolio accounts for these transactions as purchases and sales.
When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolio has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Portfolio maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Portfolio at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.
(P) Debt and Foreign Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates. The Portfolio primarily invests in high yield debt securities (commonly referred to as “junk bonds”), which are considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.
Investments in the Portfolio are not guaranteed, even though some of the Portfolio’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Portfolio’s investment. If interest rates rise, less of the debt may be prepaid and the Portfolio may lose money because the Portfolio may be unable to invest in higher yielding assets. The Portfolio is subject to interest-rate risk and can lose principal value when interest rates rise.
Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.
The Portfolio may invest in loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result of these and other events, the Portfolio’s NAVs could go down and you could lose money.
In addition, loans generally are subject to the extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing trans-actions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.
In certain circumstances, loans may not be deemed to be securities. As a result, the Portfolio may not have the protection of anti-fraud provisions of the federal securities laws. In such cases, the Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.
The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates. The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(Q) Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/ or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or

36	MainStay VP MacKay Strategic Bond Portfolio

insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels or if the Portfolio fails to meet the terms of its ISDA Master Agreements. The result would cause the Portfolio to accelerate payment of any net liability owed to the counterparty.
For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.
(R) LIBOR Replacement Risk. The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. However, certain LIBOR tenors will continue beyond 2021 and the most widely used LIBOR tenors may continue until mid-2023. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known. New York Life Investments is currently working to assess exposure and will modify contracts as necessary.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. While the transition away from LIBOR has already begun with no material adverse effect to the Portfolio's performance, the transition is expected to last through mid-2023 for some LIBOR tenors. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period.
(S) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
(T) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Portfolio's derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio's financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.
The Portfolio entered into futures contracts in order to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds.
The Portfolio also entered into interest rate swaps to hedge the potential risk of rising short term interest rates.
The Portfolio entered into foreign currency forward contracts to hedge against the risk of loss due to changing currency exchange rates.
Fair value of derivative instruments as of December 31, 2021:
Asset Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$211,309	$211,309
Total Fair Value	$211,309	$211,309

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

37

Notes to Financial Statements (continued)
Liability Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized depreciation on futures contracts (a)	$(2,552,540)	$(2,552,540)
Centrally Cleared Swap Contracts - Net Assets—Net unrealized depreciation on swap contracts (b)	(2,626,492)	(2,626,492)
Total Fair Value	$(5,179,032)	$(5,179,032)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(b)	Includes cumulative appreciation (depreciation) of centrally cleared swap agreements as reported in the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2021:
Net Realized Gain (Loss) from:	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	$ —	$11,595,717	$11,595,717
Swap Contracts	—	(2,636,453)	(2,636,453)
Forward Contracts	(75,058)	—	(75,058)
Total Net Realized Gain (Loss)	$(75,058)	$ 8,959,264	$ 8,884,206

Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	$ —	$(2,619,506)	$(2,619,506)
Swap Contracts	—	3,119,679	3,119,679
Forward Contracts	225,778	—	225,778
Total Net Change in Unrealized Appreciation (Depreciation)	$225,778	$ 500,173	$ 725,951

Average Notional Amount	Total
Futures Contracts Long	$ 54,483,238
Futures Contracts Short	$(263,703,633)
Swap Contracts Long	$ 100,000,000
Forward Contracts Long (a)	$ 4,041,070
Forward Contracts Short (b)	$ (6,913,309)

(a)	Positions were open five months during the reporting period.
(b)	Positions were open seven months during the reporting period.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The
Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. During a portion of the year ended December 31, 2021, the Portfolio reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million to $1 billion; 0.50% from $1 billion to $5 billion; and 0.475% in excess of $5 billion. During the year ended December 31, 2021, the effective management fee rate was 0.58%.
During the year ended December 31, 2021, New York Life Investments earned fees from the Portfolio in the amount of $5,674,845 and paid the Subadvisor fees of $2,837,412.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Prior to February 22, 2021, these services were provided by State Street.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its

38	MainStay VP MacKay Strategic Bond Portfolio

services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
(C) Investments in Affiliates (in 000’s).  During the year ended December 31, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 63,644	$ 418,953	$ (453,491)	$ —	$ —	$ 29,106	$ 6	$ —	29,106

Note 4-Federal Income Tax
As of December 31, 2021, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$935,346,730	$22,410,401	$(10,072,712)	$12,337,689
As of December 31, 2021, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Accumulated Capital and Other Gain (Loss)	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$767,860	$(24,626,776)	$15,196,844	$(8,662,072)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to Bond Amortization discount, straddle loss deferral and mark to market of futures contracts.
As of December 31, 2021, for federal income tax purposes, capital loss carryforwards of $21,767,621, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$1,412	$20,356
The Portfolio utilized $41,078,623 of capital loss carryforwards during the year ended December 31, 2021.
During the years ended December 31, 2021 and December 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2021	2020
Distributions paid from:
Ordinary Income	$21,958,772	$22,903,400
Return of Capital	—	537,305
Total	$21,958,772	$23,440,705
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Prior to February 22, 2021, these services were provided by State Street. The services provided by State Street were a direct expense of the Portfolio and are included in the Statement of Operations as Custodian fees which totaled $6,055 for the period January 1, 2021 through February 21, 2021.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate ("LIBOR"), whichever is higher. The Credit Agreement expires on July 26, 2022, although the Portfolio, certain other funds managed by New York Life Investments and the

39

Notes to Financial Statements (continued)
syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2021, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2021, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended December 31, 2021, purchases and sales of U.S. government securities were $45,148 and $78,736, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $538,652 and $491,132, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended December 31, 2021 and December 31, 2020, were as follows:
Initial Class	Shares	Amount
Year ended December 31, 2021:
Shares sold	257,807	$ 2,650,372
Shares issued to shareholders in reinvestment of distributions	58,257	595,939
Shares redeemed	(80,307)	(824,780)
Net increase (decrease)	235,757	$ 2,421,531
Year ended December 31, 2020:
Shares sold	258,514	$ 2,583,158
Shares issued to shareholders in reinvestment of distributions	73,639	709,162
Shares redeemed	(3,101,043)	(29,875,147)
Net increase (decrease)	(2,768,890)	$ (26,582,827)

Service Class	Shares	Amount
Year ended December 31, 2021:
Shares sold	5,040,050	$ 51,619,560
Shares issued to shareholders in reinvestment of distributions	2,095,125	21,362,833
Shares redeemed	(10,233,577)	(104,781,597)
Net increase (decrease)	(3,098,402)	$ (31,799,204)
Year ended December 31, 2020:
Shares sold	7,366,851	$ 73,206,307
Shares issued to shareholders in reinvestment of distributions	2,339,365	22,731,543
Shares redeemed	(14,977,424)	(143,763,395)
Net increase (decrease)	(5,271,208)	$ (47,825,545)
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2021, events and transactions subsequent to December 31, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

40	MainStay VP MacKay Strategic Bond Portfolio

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MainStay VP Funds Trust and Shareholders of
MainStay VP MacKay Strategic Bond Portfolio (formerly known as MainStay VP MacKay Unconstrained Bond Portfolio)
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP MacKay Strategic Bond Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agents, agent banks and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
February 24, 2022
We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.
41

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay VP MacKay Strategic Bond Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Portfolio (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 8–9, 2021 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2021 through December 2021, including information and materials furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Portfolio and investment-related matters for the Portfolio as well as presentations from New York Life Investments and MacKay personnel. In addition, the Board took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2021 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by the applicable share classes of the Portfolio, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and MacKay; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay with respect to their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life

42	MainStay VP MacKay Strategic Bond Portfolio

Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to investors and that the Portfolio’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 8–9, 2021 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Portfolio’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Portfolio.
The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Portfolio. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that MacKay provides to the Portfolio and considered the terms of each of the Advisory Agreements. The Board evaluated MacKay’s experience and performance in serving as subadvisor to the Portfolio and advising other portfolios and MacKay’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay and New York Life Investments’ and MacKay’s overall resources, legal and compliance environment, capabilities, reputation and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and MacKay and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board reviewed MacKay’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the qualifications and experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and MacKay regarding the operations of their respective business continuity plans in response to the ongoing COVID-19 pandemic, including the remote working environment.
Based on these considerations, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio’s benchmarks, the Portfolio’s
43

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Portfolio as compared to peer funds.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance attributable to MacKay as well as discussions between the Portfolio’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed to take, to seek to enhance Portfolio investment performance and the results of those actions.
Based on these considerations, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Portfolio. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, New York Life Investments’ and its affiliates’ continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio. The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay in exchange for commissions paid by the Portfolio with respect to trades in the Portfolio’s portfolio securities. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.
The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the

44	MainStay VP MacKay Strategic Bond Portfolio

Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Portfolio were not excessive.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fees paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and those of the similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints and voluntary waivers on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.
Based on the factors outlined above, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Portfolio’s expense structure permits economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.
45

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
46	MainStay VP MacKay Strategic Bond Portfolio

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Portfolio are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolio. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a
Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Nolan reached the age of 75 during the calendar year 2021. Accordingly, Mr. Nolan retired at the end of calendar year 2021, at which time, Ms. Hammond became a Trustee of the Portfolio. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Yie-Hsin Hung* 1962	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010	78	MainStay Funds: Trustee since 2017 (12 Funds);
MainStay Funds Trust: Trustee since 2017 (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2017;
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee
since March 2021; and
Turtle Beach Corporation: Director since April 2021
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
47

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021;VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Committee since 2018
Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007***	President, Strategic Management Advisors LLC since 1990	78	MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 Funds); MainStay Funds Trust: Chairman since 2017 and Trustee since 1990 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay Funds: Trustee since 2006 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Richard H. Nolan, Jr.**** 1946	MainStay VP Funds Trust: Trustee since 2006***	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay Funds: Trustee since 2007 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Independent Trustees
48	MainStay VP MacKay Strategic Bond Portfolio

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (12 Funds);
MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Trustee since 2018, Chair of the Special Committee since 2019; and
Rhode Island School of Design: Trustee and Chair of the Finance Committee since 2015

Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC since 2018; President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds); MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Allstate Corporation: Director since 2015;
Partners in Health:Trustee since 2019 and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay Funds: Trustee since 1994 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund; Trustee since June 2021
**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
****	Pursuant to the Board's retirement policy, Mr. Nolan retired from the Board effective December 31, 2021.
Independent Trustees
49

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay VP Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since January 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust since 2017** and MainStay CBRE Global Infrastructure Megatrends Fund since 2021; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust since 2007**	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds Trust since 2009, MainStay Funds since 2007 and MainStay CBRE Global Infrastructure Megatrends Fund since 2021; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay VP Funds Trust since 2021, and 2014 to 2020	Vice President and Chief Compliance Officer, New York Life Investments Alternatives LLC and New York Life Investment Management Holdings LLC (since 2020); Vice President (since 2018) and Chief Compliance Officer (since 2016), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, IndexIQ Advisors LLC, IndexIQ Holdings Inc., IndexIQ LLC and IndexIQ Trust (since 2017); Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay Funds, MainStay Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2021 and 2014 to 2020); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust since 2010**	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds and MainStay Funds Trust since 2010 and MainStay CBRE Global Infrastructure Megatrends Fund since 2021
Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust since 2005**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds Trust since 2009 and MainStay Funds since 2005 and MainStay CBRE Global Infrastructure Megatrends Fund since 2021
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
50	MainStay VP MacKay Strategic Bond Portfolio

MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP MacKay S&P 500 Index Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP T. Rowe Price Equity Income Portfolio1
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Brown Advisory LLC
Baltimore, Maryland
Candriam Belgium S.A.*
Brussels, Belgium
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Capital Management LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
T. Rowe Price Associates, Inc.
Baltimore, Maryland
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
Effective on or about May 1, 2022, the MainStay VP T. Rowe Price Equity Income Portfolio will be renamed the MainStay VP American Century Sustainable Equity Portfolio.
Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC
Not part of the Annual Report

2021 Annual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2022 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
1803527	MSVPUB11-02/22
(NYLIAC) NI532

MainStay VP Allocation Portfolios

Message from the President and Annual Report
December 31, 2021
MainStay VP Conservative Allocation Portfolio
MainStay VP Moderate Allocation Portfolio
MainStay VP Growth Allocation Portfolio (formerly known as MainStay VP Moderate Growth Allocation Portfolio)
MainStay VP Equity Allocation Portfolio (formerly known as MainStay VP Growth Allocation Portfolio)

Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
The COVID-19 pandemic and inflation drove market performance during the 12-month reporting period ended December 31, 2021. Against all expectations, the pandemic remained a persistent force worldwide, with widespread outbreaks of highly transmissible variants disrupting life in many locations despite the widespread availability of effective vaccines. Supported by government stimulus and accommodative monetary policies, most global economies expanded, exceeding pre-pandemic levels. However, the pandemic continued to claim lives, and the recovery proved uneven, with some industries struggling in the face of labor shortages, supply-chain bottlenecks and sharply rising commodity prices.
Spurred by economic growth and rising inflationary pressures, positive investor sentiment buoyed stock markets while bond markets lagged. In the United States, the S&P 500® Index, a widely regarded benchmark of market performance, produced strong gains led by energy and real estate, followed by information technology and financials. Materials and consumer staples lagged the Index by a small margin, while health care and industrials trailed further behind. The traditionally defensive utilities and consumer staples sectors underperformed by a greater margin, with both sectors challenged by rising commodity prices, with communication services as the only sector to generate negative returns. Small- and mid-cap stocks, which outperformed for much of the reporting period, lost ground to large-cap stocks in the closing months of 2021 as risk appetites diminished and trailed for the year as a whole. Similarly, value stocks outperformed growth-oriented shares during the first half of the year, then fell behind in November and December. In developed international equity markets, the U.K. and Eurozone led Asia, while, overall, the international market lagged its U.S. counterpart, particularly during the second half of the reporting period. Emerging market equities suffered broad losses, though returns varied widely from country to country with some, such as India, producing solidly positive returns while others, most notably China, experiencing punishing declines.
U.S. and international bond markets produced mixed performance, buffeted by rising interest rates while supported by accommodative monetary policies and strong corporate financial results. Expectations for a quick economic recovery in early 2021 drove rising yields and a steep selloff in traditional safe havens, such as government bonds. A partial recovery in the summer of 2021 was followed by another dip in the fall, prompted by signals from central banks of their intention to soon withdraw monetary accommodation as a first step toward raising rates in an effort to combat rising inflation. Increasingly hawkish rhetoric from the U.S. Federal Reserve in November and December further pressured the fixed-income asset class. Corporate bonds fared relatively well given the positive corporate earnings environment and historically low default rates, with lower-rated issues significantly outperforming investment-grade credits. Emerging market corporate bonds came under pressure late in the reporting period due to slowing Chinese economic growth associated with a government regulatory crackdown and heightened concerns regarding a debt crisis in the Chinese real estate sector.
Today, the pandemic remains deeply felt in the economy and our personal lives. Yet, at the same time, post-pandemic trends are beginning to play an increasing role in the financial markets. As a MainStay VP investor, you can rely on us to manage our portfolios with a careful eye on the ever-changing investment landscape and provide you with disciplined investment tools to help you reach your financial goals. Thank you for your continued trust, which we strive to earn every day.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information, which includes information about MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

MainStay VP Conservative Allocation Portfolio
Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended December 31, 2021
Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	2/13/2006	7.13%	7.05%	6.76%	0.54%
Service Class Shares	2/13/2006	6.86	6.79	6.50	0.79

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Ten Years
S&P 500® Index[1]	28.71%	18.47%	16.55%
MSCI EAFE® Index (Net)[2]	11.26	9.55	8.03
Bloomberg U.S. Aggregate Bond Index[3]	-1.54	3.57	2.90
Conservative Allocation Composite Index[4]	8.22	8.77	7.63
Morningstar Allocation - 30% to 50% Equity Category Average[5]	8.40	7.01	5.91

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
1.	The S&P 500® Index is the Portfolio's primary benchmark. S&P 500® is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The MSCI EAFE® Index (Net) is the Portfolio's secondary benchmark. The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The Portfolio has selected the Bloomberg U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Portfolio has selected the Conservative Allocation Composite Index as an additional benchmark. The Conservative Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index (Net) and the Bloomberg U.S. Aggregate Bond Index weighted 30%, 10% and 60%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Morningstar Allocation – 30% to 50% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These funds are dominated by domestic holdings and have equity exposures between 30% to 50%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay VP Conservative Allocation Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Conservative Allocation Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2021 to December 31, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2021 to December 31, 2021. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended
December 31, 2021. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 7/1/21	Ending Account Value (Based on Actual Returns and Expenses) 12/31/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,023.80	$0.10	$1,025.10	$0.10	0.02%
Service Class Shares	$1,000.00	$1,022.50	$1.38	$1,023.84	$1.38	0.27%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
7

Asset Diversification as of December 31, 2021 (Unaudited)
Equity Funds	36.4%
Fixed Income Funds	55.0
Short-Term Investment	8.2
Other Assets, Less Liabilities	0.4
See Portfolio of Investments beginning on page 12 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

8	MainStay VP Conservative Allocation Portfolio

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Portfolio’s Manager.
How did MainStay VP Conservative Allocation Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2021?
For the 12 months ended December 31, 2021, MainStay VP Conservative Allocation Portfolio returned 7.13% for Initial Class shares and 6.86% for Service Class shares. Over the same period, both share classes underperformed the 28.71% return of the S& P 500® Index, which is the Portfolio’s primary benchmark, and the 11.26% return of the MSCI EAFE® Index (Net), which is a secondary benchmark of the Portfolio. For the 12 months ended December 31, 2021, both share classes outperformed the −1.54% return of the Bloomberg U.S. Aggregate Bond Index and underperformed the 8.22% return of the Conservative Allocation Composite Index, which are additional benchmarks of the Portfolio. Over the same period, both share classes underperformed the 8.40% return of the Morningstar Allocation—30% to 50% Equity Category Average.2
What factors affected the Portfolio’s relative performance during the reporting period?
The Portfolio is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Portfolios/Funds”). The Underlying Portfolios/Funds may invest in U.S. equities, international equities and fixed-income instruments, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. The Portfolio’s management internally maintains a blend of indices that are taken into consideration when managing the Portfolio. The most influential factor affecting relative performance for the Portfolio versus the performance of this weighted combination of indices is the net performance of the Underlying Portfolios/Funds relative to their respective benchmarks.
The Portfolio’s stock/bond blend—which was neutral, or slightly overweight, to equities for most of the reporting period—contributed positively to performance. Nevertheless, the Portfolio’s performance moderately trailed the performance of the internally maintained blend of indices, primarily due to the materially negative impact of asset class policy along the following dimensions:
•    The most notable drag on performance arose from the Portfolio’s tilt toward small-cap stocks over larger-cap stocks during the latter part of the reporting period. We anticipated that robust economic performance in the wake of the pandemic would fuel a rally that would benefit most those firms that struggled particularly acutely during lockdowns. That did not happen – possibly due to softer restrictions that accompanied the Delta and Omicron waves of COVID-19. Large-cap growth stocks, particularly technology companies, led the market higher.
•    An expected rebound in overseas markets relative to the U.S. market failed to materialize during the reporting period, disadvantaging the Portfolio’s tilt toward developed international markets.
•    The Portfolio’s tilt away from bank loans also proved detrimental. Tight spreads3 did not appear to justify the risk that some less qualified borrowers might experience distress amid ongoing pandemic conditions. As it happened, these borrowers fared well as a group, benefiting from fiscal stimulus, loose monetary conditions and a healthy consumer.
•    Finally, the Portfolio’s bias in favor of value stocks, as well as some specific industries and firms expected to benefit from the reopening and reacceleration of the economy, failed to perform as expected. This added another small impediment to expected performance.
During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?
Total return swaps were used to implement most of the Portfolio’s asset class policy decisions. Therefore, the swaps can be seen as detracting from the Portfolio’s relative performance over the course of the reporting period.
How did you allocate the Portfolio’s assets during the reporting period and why?
The Portfolio began the reporting period with the end of pandemic restrictions seemingly on the horizon. As such, we adjusted the Portfolio to favor cyclical sectors and businesses in industries likely to benefit most from the reopening of the economy. We also increased the Portfolio’s exposure to non-U.S. equities we believed were positioned to experience a recovery similar to that seen in the U.S., but on a lagged basis due to a slower vaccine rollout. Similarly, we moved down the capitalization spectrum, committing a larger allocation of the Portfolio’s assets to small- and mid-cap companies we judged likely to fare well in this environment. In addition, we reduced interest-rate sensitivity in the bond portion of the Portfolio, anticipating that mounting inflationary pressures would result in higher bond yields.
These adjustments provided a modest tailwind to the Portfolio’s performance through the late winter and early spring, however progress was reversed with the arrival of the COVID-19 Delta variant and a premature decline in vaccination rates. Positioning remained largely static during the second half of the reporting period as the economic reopening was partially postponed by the resurgence in case rates.

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See page 6 for more information on benchmark and peer group returns.
3.	The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
9

How did the Portfolio’s allocations change over the course of the reporting period?
We implemented the restructuring noted above largely through derivatives, specifically total return swaps. The Portfolio increased exposure to mid- and small-cap stocks, non-U.S. markets, and a basket of companies specifically leveraged to the reopening of the economy, while reducing exposure for large-cap U.S. stocks and a basket of companies identified as having been beneficiaries of lockdown conditions. The swaps on these reopening- and lockdown-sensitive baskets were removed late in the reporting period as the Omicron wave gathered momentum.
The Portfolio also made a number of adjustments at the Underlying Fund level; the most pronounced being a reduction in holdings of MainStay VP Indexed Bond Portfolio, with proceeds redirected to a mix of cash, MainStay VP Floating Rate Portfolio and MainStay VP MacKay High Yield Corporate Bond Portfolio. We took these steps to lessen the Portfolio’s interest-rate sensitivity and boost credit exposure at a time when we believed high-grade bond yields were poised to rise in response to mounting inflationary concerns.
Other notable changes arose from fund restructurings, as Wellington Management Company was named the new subadvisor of several MainStay funds that concurrently underwent name changes. Several Underlying Funds were also subject to mergers. By way of example, MainStay MAP Equity Fund was renamed MainStay WMC Value Fund when Wellington took the helm in late April. At the same time, MainStay Epoch U.S. All Cap Fund was merged into MainStay WMC Enduring Capital Fund.
During the reporting period, which Underlying Equity Funds had the highest total returns and which had the lowest total returns?
The Underlying Equity Funds held for the entire reporting period that generated the highest total returns included IQ Candriam ESG US Equity ETF, MainStay VP Wellington U.S. Equity Portfolio (successor to the MainStay VP MacKay Common Stock Portfolio) and MainStay VP MacKay S&P 500 Index Portfolio. The Underlying Equity Funds with the lowest returns were MainStay VP Candriam Emerging Markets Equity Portfolio and MainStay Epoch International Choice Fund.
Which Underlying Equity Funds were the strongest positive contributors to the Portfolio’s performance and which Underlying Equity Funds were particularly weak?
Allowing for the size of the allocation, the variation of that allocation across the reporting period and performance during that time, the positions that made the largest positive contributions to performance during the reporting period were MainStay VP MacKay S&P 500 Index Portfolio, IQ Candriam ESG US Equity ETF and MainStay VP Winslow Large Cap Growth Portfolio. (Contributions take weightings and total returns into account.) The MainStay VP Candriam Emerging Markets Equity Portfolio was the only Underlying Equity Fund to produce negative returns, while the smallest positive contributions to performance came from MainStay Epoch International Choice Fund and MainStay Epoch Capital Growth Fund.
What factors and risks affected the Portfolio’s Underlying Fixed-Income Portfolio/Fund investments during the reporting period?
Yields on U.S. Treasury instruments moved higher across the curve4 during 2021, largely due to sustained inflationary pressure and the ensuing expectation that the U.S. Federal Reserve (the “Fed”) would need to tighten monetary policy in order to restore price stability. The same activity that drove price indices higher also gave a boost to corporate profits. That, and abundant liquidity provided by the Fed, led to a tightening in credit spreads.
During the reporting period, which fixed-income market segments were the strongest positive contributors to the Portfolio’s performance and which segments were particularly weak?
Low-quality instruments, including high-yield bonds and bank loans, led fixed-income performance during the reporting period and contributed positively to the Portfolio’s returns. Inflation-indexed securities also performed well. At the opposite end of the spectrum were higher-quality, longer-duration5 bonds that tracked Treasury bond prices lower, without benefitting from spread compression and higher coupons to the same degree as debt issued by weaker borrowers.
4.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
10	MainStay VP Conservative Allocation Portfolio

Which Underlying Fixed-Income Portfolios/Funds made the strongest positive contributions to the Portfolio’s performance, and which Underlying Fixed-Income Portfolios/Funds were the greatest detractors?
The largest positive contributions to the Portfolio’s returns came from MainStay MacKay Short Duration High Yield Fund and MainStay VP Floating Rate Portfolio. The most significant detractors from performance were MainStay VP Indexed Bond Portfolio and MainStay VP Bond Portfolio.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
11

Portfolio of Investments December 31, 2021†
	Shares	Value
Affiliated Investment Companies 91.4%
Equity Funds 36.4%
IQ 50 Percent Hedged FTSE International ETF	550,465	$ 13,789,148
IQ 500 International ETF	353,035	11,475,756
IQ Candriam ESG International Equity ETF (a)	387,133	11,604,234
IQ Candriam ESG U.S. Equity ETF	494,094	20,569,825
IQ Chaikin U.S. Large Cap ETF	403,378	14,606,196
IQ Chaikin U.S. Small Cap ETF	125,804	4,613,031
MainStay Epoch Capital Growth Fund Class I	187,951	2,554,579
MainStay Epoch International Choice Fund Class I	172,303	7,039,787
MainStay VP Candriam Emerging Markets Equity Portfolio Initial Class	917,101	10,230,349
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class	848,889	15,406,315
MainStay VP MacKay International Equity Portfolio Initial Class	382,007	6,869,602
MainStay VP MacKay S&P 500 Index Portfolio Initial Class	118,306	10,619,637
MainStay VP Small Cap Growth Portfolio Initial Class	509,106	8,924,840
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class	1,037,041	14,444,636
MainStay VP Wellington Growth Portfolio Initial Class	488,768	19,594,068
MainStay VP Wellington Mid Cap Portfolio Initial Class	605,994	9,899,756
MainStay VP Wellington Small Cap Portfolio Initial Class	517,336	7,130,283
MainStay VP Wellington U.S. Equity Portfolio Initial Class	302,277	10,396,733
MainStay VP Winslow Large Cap Growth Portfolio Initial Class	540,023	20,477,148
MainStay WMC Enduring Capital Fund Class R6	246,213	8,737,628
MainStay WMC International Research Equity Fund Class I	865,676	6,859,619
	Shares	Value

Equity Funds (continued)
MainStay WMC Value Fund Class R6	464,792	$ 14,819,927
Total Equity Funds (Cost $207,022,807)		250,663,097
Fixed Income Funds 55.0%
MainStay MacKay Short Duration High Yield Fund Class I	4,236,652	41,539,102
MainStay VP Bond Portfolio Initial Class (a)	2,609,404	37,645,087
MainStay VP Floating Rate Portfolio Initial Class (a)	5,854,540	51,854,247
MainStay VP Indexed Bond Portfolio Initial Class (a)	20,646,484	212,609,238
MainStay VP MacKay High Yield Corporate Bond Portfolio Initial Class	2,790,474	27,741,498
MainStay VP PIMCO Real Return Portfolio Initial Class (a)	700,957	6,957,560
Total Fixed Income Funds (Cost $380,299,688)		378,346,732
Total Affiliated Investment Companies (Cost $587,322,495)		629,009,829
Short-Term Investment 8.2%
Affiliated Investment Company 8.2%
MainStay U.S. Government Liquidity Fund, 0.01% (b)	56,347,598	56,347,598
Total Short-Term Investment (Cost $56,347,598)	8.2%	56,347,598
Total Investments (Cost $643,670,093)	99.6%	685,357,427
Other Assets, Less Liabilities	0.4	2,690,185
Net Assets	100.0%	$ 688,047,612

†	Percentages indicated are based on Portfolio net assets.
(a)	As of December 31, 2021, the Portfolio's ownership exceeds 5% of the outstanding shares of the Underlying Portfolio's/Fund's share class.
(b)	Current yield as of December 31, 2021.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Conservative Allocation Portfolio

Swap Contracts
Open OTC total return equity swap contracts as of December 31, 2021 were as follows1:
Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Citibank NA	iShares MSCI EAFE ETF	1 day FEDF plus 0.45%	12/2/22	Daily	10,238	$ —
Citibank NA	iShares MSCI EAFE Small-Cap ETF	1 day FEDF plus 0.60%	12/2/22	Daily	6,842	—
Citibank NA	iShares MSCI Emerging Markets ETF	1 day FEDF minus 0.35%	12/2/22	Daily	(10,088)	—
Citibank NA	iShares Semiconductor ETF	1 day FEDF plus 0.35%	12/2/22	Daily	2,242	—
Citibank NA	Russell 1000 Growth Total Return Index	1 day FEDF plus 0.08%	12/2/22	Daily	(18,457)	—
Citibank NA	Russell 1000 Value Total Return Index	1 day FEDF plus 0.60%	12/2/22	Daily	16,317	—
Citibank NA	Russell 2000 Total Return Index	1 day FEDF plus 0.40%	12/2/22	Daily	32,057	—
Citibank NA	Russell Midcap Total Return Index	1 day FEDF plus 0.40%	12/2/22	Daily	11,787	—
Citibank NA	S&P 500 Total Return Index	1 day FEDF plus 0.30%	12/2/22	Daily	(14,011)	—
Citibank NA	SPDR S&P Oil & Gas Exploration & Production ETF	1 day FEDF minus 0.30%	12/2/22	Daily	4,436	—
Citibank NA	VanEck Gold Miners ETF	1 day FEDF plus 0.55%	12/2/22	Daily	7,050	—
Citibank NA	Vanguard FTSE Europe ETF	1 day FEDF plus 0.45%	12/2/22	Daily	13,928	—
						$ —

1.	As of December 31, 2021, cash in the amount $2,402,734 was pledged to brokers for OTC swap contracts.
2.	Portfolio pays the floating rate and receives the total return of the reference entity.
3.	Notional amounts reflected as a positive value indicate a long position held by the Portfolio or Index and a negative value indicates a short position.
4.	Reflects the value at reset date as of December 31, 2021.

Abbreviation(s):
EAFE—Europe, Australasia and Far East
ETF—Exchange-Traded Fund
FEDF—Federal Funds Rate
FTSE—Financial Times Stock Exchange
MSCI—Morgan Stanley Capital International
SPDR—Standard & Poor’s Depositary Receipt
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments December 31, 2021† (continued)
The following is a summary of the fair valuations according to the inputs used as of December 31, 2021, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Affiliated Investment Companies
Equity Funds	$ 250,663,097	$ —	$ —	$ 250,663,097
Fixed Income Funds	378,346,732	—	—	378,346,732
Total Affiliated Investment Companies	629,009,829	—	—	629,009,829
Short-Term Investment
Affiliated Investment Company	56,347,598	—	—	56,347,598
Total Investments in Securities	$ 685,357,427	$ —	$ —	$ 685,357,427

(a)	For a complete listing of investments, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Conservative Allocation Portfolio

Statement of Assets and Liabilities as of December 31, 2021
Assets
Investment in affiliated investment companies, at value (identified cost $643,670,093)	$685,357,427
Cash collateral on deposit at broker for swap contracts	2,402,734
Receivables:
Dividends	407,148
Portfolio shares sold	311,380
Dividends and interest on OTC swaps contracts	64,923
Other assets	3,321
Total assets	688,546,933
Liabilities
Payables:
Investment securities purchased	144,736
NYLIFE Distributors (See Note 3)	141,766
Portfolio shares redeemed	132,023
Shareholder communication	37,850
Professional fees	29,460
Custodian	5,850
Trustees	1,109
Accrued expenses	6,527
Total liabilities	499,321
Net assets	$688,047,612
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 53,876
Additional paid-in-capital	596,642,363
596,696,239
Total distributable earnings (loss)	91,351,373
Net assets	$688,047,612
Initial Class
Net assets applicable to outstanding shares	$ 17,168,206
Shares of beneficial interest outstanding	1,329,418
Net asset value per share outstanding	$ 12.91
Service Class
Net assets applicable to outstanding shares	$670,879,406
Shares of beneficial interest outstanding	52,546,094
Net asset value per share outstanding	$ 12.77

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statement of Operations for the year ended December 31, 2021
Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$ 14,736,674
Expenses
Distribution/Service—Service Class (See Note 3)	1,701,261
Professional fees	69,397
Shareholder communication	44,307
Custodian	39,898
Trustees	15,108
Miscellaneous	26,283
Total expenses	1,896,254
Net investment income (loss)	12,840,420
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investment company transactions	31,553,505
Realized capital gain distributions from affiliated investment companies	29,833,416
Swap transactions	683,852
Net realized gain (loss)	62,070,773
Net change in unrealized appreciation (depreciation) on: Affiliated investments companies	(28,483,081)
Net realized and unrealized gain (loss)	33,587,692
Net increase (decrease) in net assets resulting from operations	$ 46,428,112
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP Conservative Allocation Portfolio

Statements of Changes in Net Assets
for the years ended December 31, 2021 and December 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 12,840,420	$ 10,323,185
Net realized gain (loss)	62,070,773	11,277,304
Net change in unrealized appreciation (depreciation)	(28,483,081)	40,337,689
Net increase (decrease) in net assets resulting from operations	46,428,112	61,938,178
Distributions to shareholders:
Initial Class	(531,222)	(565,783)
Service Class	(19,279,410)	(22,500,681)
Total distributions to shareholders	(19,810,632)	(23,066,464)
Capital share transactions:
Net proceeds from sales of shares	58,685,105	71,082,058
Net asset value of shares issued to shareholders in reinvestment of distributions	19,810,632	23,066,464
Cost of shares redeemed	(120,116,541)	(162,373,215)
Increase (decrease) in net assets derived from capital share transactions	(41,620,804)	(68,224,693)
Net increase (decrease) in net assets	(15,003,324)	(29,352,979)
Net Assets
Beginning of year	703,050,936	732,403,915
End of year	$ 688,047,612	$ 703,050,936
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Initial Class	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 12.44	$ 11.70	$ 10.77	$ 11.80	$ 10.87
Net investment income (loss) (a)	0.27	0.21	0.20	0.23	0.22
Net realized and unrealized gain (loss)	0.61	0.97	1.38	(0.98)	0.95
Total from investment operations	0.88	1.18	1.58	(0.75)	1.17
Less distributions:
From net investment income	(0.25)	(0.25)	(0.34)	(0.28)	(0.24)
From net realized gain on investments	(0.16)	(0.19)	(0.31)	—	—
Total distributions	(0.41)	(0.44)	(0.65)	(0.28)	(0.24)
Net asset value at end of year	$ 12.91	$ 12.44	$ 11.70	$ 10.77	$ 11.80
Total investment return (b)	7.13%	10.28%	14.83%	(6.47)%	10.80%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.12%	1.76%	1.75%	2.02%	1.89%
Net expenses (c)	0.03%	0.04%	0.03%	0.03%	0.02%
Portfolio turnover rate	25%	29%	42%	58%	44%
Net assets at end of year (in 000's)	$ 17,168	$ 16,707	$ 16,327	$ 14,616	$ 16,481

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended December 31,
Service Class	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 12.30	$ 11.57	$ 10.66	$ 11.67	$ 10.75
Net investment income (loss) (a)	0.23	0.17	0.17	0.20	0.19
Net realized and unrealized gain (loss)	0.61	0.97	1.35	(0.96)	0.94
Total from investment operations	0.84	1.14	1.52	(0.76)	1.13
Less distributions:
From net investment income	(0.21)	(0.22)	(0.30)	(0.25)	(0.21)
From net realized gain on investments	(0.16)	(0.19)	(0.31)	—	—
Total distributions	(0.37)	(0.41)	(0.61)	(0.25)	(0.21)
Net asset value at end of year	$ 12.77	$ 12.30	$ 11.57	$ 10.66	$ 11.67
Total investment return (b)	6.86%	10.01%	14.55%	(6.68)%	10.52%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.83%	1.50%	1.47%	1.70%	1.66%
Net expenses (c)	0.28%	0.29%	0.28%	0.28%	0.27%
Portfolio turnover rate	25%	29%	42%	58%	44%
Net assets at end of year (in 000's)	$ 670,879	$ 686,344	$ 716,077	$ 714,720	$ 865,873

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP Conservative Allocation Portfolio

MainStay VP Moderate Allocation Portfolio
Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended December 31, 2021
Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	2/13/2006	11.37%	9.13%	8.56%	0.61%
Service Class Shares	2/13/2006	11.10	8.86	8.29	0.86

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
19

Benchmark Performance*	One Year	Five Years	Ten Years
S&P 500® Index[1]	28.71%	18.47%	16.55%
MSCI EAFE® Index (Net)[2]	11.26	9.55	8.03
Bloomberg U.S. Aggregate Bond Index[3]	-1.54	3.57	2.90
Moderate Allocation Composite Index[4]	13.36	11.31	9.94
Morningstar Allocation - 50% to 70% Equity Category Average[5]	13.91	9.97	8.81

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
1.	The S&P 500® Index is the Portfolio's primary benchmark. S&P 500® is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The MSCI EAFE® Index (Net) is the Portfolio's secondary benchmark. The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The Portfolio has selected the Bloomberg U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Portfolio has selected the Moderate Allocation Composite Index as an additional benchmark. The Moderate Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index (Net) and the Bloomberg U.S. Aggregate Bond Index weighted 45%, 15% and 40%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Morningstar Allocation – 50% to 70% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These funds are dominated by domestic holdings and have equity exposures between 50% and 70%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
20	MainStay VP Moderate Allocation Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Moderate Allocation Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2021 to December 31, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2021 to December 31, 2021. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended
December 31, 2021. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 7/1/21	Ending Account Value (Based on Actual Returns and Expenses) 12/31/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,035.40	$0.10	$1,025.10	$0.10	0.02%
Service Class Shares	$1,000.00	$1,034.10	$1.38	$1,023.84	$1.38	0.27%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
21

Asset Diversification as of December 31, 2021 (Unaudited)
Equity Funds	56.6%
Fixed Income Funds	34.9
Short-Term Investment	8.1
Other Assets, Less Liabilities	0.4
See Portfolio of Investments beginning on page 26 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

22	MainStay VP Moderate Allocation Portfolio

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Portfolio’s Manager.
How did MainStay VP Moderate Allocation Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2021?
For the 12 months ended December 31, 2021, MainStay VP Moderate Allocation Portfolio returned 11.37% for Initial Class shares and 11.10% for Service Class shares. Over the same period, both share classes underperformed the 28.71% return of the S& P 500® Index, which is the Portfolio’s primary benchmark, while Initial Class shares outperformed, and Service Class shares underperformed, the 11.26% return of the MSCI EAFE® Index (Net), which is a secondary benchmark of the Portfolio. For the 12 months ended December 31, 2021, both share classes outperformed the −1.54% return of the Bloomberg U.S. Aggregate Bond Index and underperformed the 13.36% return of the Moderate Allocation Composite Index, which are additional benchmarks of the Portfolio. Over the same period, both share classes underperformed the 13.91% return of the Morningstar Allocation—50% to 70% Equity Category Average.2
What factors affected the Portfolio’s relative performance during the reporting period?
The Portfolio is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Portfolios/Funds”). The Underlying Portfolios/Funds may invest in U.S. equities, international equities and fixed-income instruments, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. The Portfolio’s management internally maintains a blend of indices that are taken into consideration when managing the Portfolio. The most influential factor affecting relative performance for the Portfolio versus the performance of this weighted combination of indices is the net performance of the Underlying Portfolios/Funds relative to their respective benchmarks.
The Portfolio’s stock/bond blend—which was neutral, or slightly overweight, to equities for most of the reporting period— contributed positively to performance. Nevertheless, the Portfolio’s performance moderately trailed the performance of the internally maintained blend of indices, primarily due to the materially negative impact of asset class policy along the following dimensions:
•    The most notable drag on performance arose from the Portfolio’s tilt toward small-cap stocks over larger-cap stocks during the latter part of the reporting period. We anticipated that robust economic performance in the wake of the pandemic would fuel a rally that would most benefit those firms that struggled particularly acutely during lockdowns. That did not happen – possibly due to softer restrictions that accompanied the Delta and Omicron waves of COVID-19. Large-cap growth stocks, particularly technology companies, led the market higher.
•    An expected rebound in overseas markets relative to the U.S. market failed to materialize during the reporting period, disadvantaging the Portfolio’s tilt toward developed international markets.
•    The Portfolio’s tilt away from bank loans also proved detrimental. Tight spreads3 did not appear to justify the risk that some less qualified borrowers might experience distress amid ongoing pandemic conditions. As it happened, these borrowers fared well as a group, benefiting from fiscal stimulus, loose monetary conditions and a healthy consumer.
•    Finally, the Portfolio’s bias in favor of value stocks, as well as some specific industries and firms expected to benefit from the reopening and reacceleration of the economy, failed to perform as expected. This added another small impediment to expected performance.
During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?
Total return swaps were used to implement most of the Portfolio’s asset class policy decisions. Therefore, the swaps can be seen as detracting from the Portfolio’s relative performance over the course of the reporting period.
How did you allocate the Portfolio’s assets during the reporting period and why?
The Portfolio began the reporting period with the end of pandemic restrictions seemingly on the horizon. As such, we adjusted the Portfolio to favor cyclical sectors and businesses in industries likely to benefit most from the reopening of the economy. We also increased the Portfolio’s exposure to non-U.S. equities we believed were positioned to experience a recovery similar to that seen in the U.S., but on a lagged basis due to a slower vaccine rollout. Similarly, we moved down the capitalization spectrum, committing a larger allocation of the Portfolio’s assets to small- and mid-cap companies we judged likely to fare well in this environment. In addition, we reduced interest-rate sensitivity in the bond portion of the Portfolio, anticipating that mounting inflationary pressures would result in higher bond yields.
These adjustments provided a modest tailwind to the Portfolio’s performance through the late winter and early spring, however progress was reversed with the arrival of the COVID-19 Delta variant and a premature decline in vaccination rates. Positioning remained largely static during the second half of the reporting period as the economic reopening was partially postponed by the resurgence in case rates.

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See page 19 for more information on benchmark and peer group returns.
3.	The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
23

How did the Portfolio’s allocations change over the course of the reporting period?
We implemented the restructuring noted above largely through derivatives, specifically total return swaps. The Portfolio increased exposure to mid- and small-cap stocks, non-U.S. markets, and a basket of companies specifically leveraged to the reopening of the economy in this way, while reducing exposure for large-cap U.S. stocks and a basket of companies identified as having been beneficiaries of lockdown conditions. The swaps on these reopening- and lockdown-sensitive baskets were removed late in the reporting period as the Omicron wave gathered momentum.
The Portfolio also made a number of adjustments at the Underlying Fund level; the most pronounced being a reduction in holdings of MainStay VP Indexed Bond Portfolio, with proceeds redirected to a mix of cash, MainStay VP Floating Rate Portfolio and MainStay VP MacKay High Yield Corporate Bond Portfolio. We took these steps to lessen the Portfolio’s interest-rate sensitivity and boost credit exposure at a time when we believed high-grade bond yields were poised to rise in response to mounting inflationary concerns.
Other notable changes arose from fund restructurings, as Wellington Management Company was named the new subadvisor of several MainStay funds that concurrently underwent name changes. Several Underlying Funds were also subject to mergers. By way of example, MainStay MAP Equity Fund was renamed MainStay WMC Value Fund when Wellington took the helm in late April. At the same time, MainStay Epoch U.S. All Cap Fund was merged into MainStay WMC Enduring Capital Fund.
During the reporting period, which Underlying Equity Funds had the highest total returns and which had the lowest total returns?
The Underlying Equity Funds held for the entire reporting period that generated the highest total returns included IQ Candriam ESG US Equity ETF, MainStay VP Wellington U.S. Equity Portfolio (successor to the MainStay VP MacKay Common Stock Portfolio) and MainStay VP MacKay S&P 500 Index Portfolio. The Underlying Equity Funds with the lowest returns were MainStay VP Candriam Emerging Markets Equity Portfolio and MainStay Epoch International Choice Fund.
Which Underlying Equity Funds were the strongest positive contributors to the Portfolio’s performance and which Underlying Equity Funds were particularly weak?
Allowing for the size of the allocation, the variation of that allocation across the reporting period and performance during that time, the positions that made the largest positive contributions to performance during the reporting period were MainStay VP MacKay S&P 500 Index Portfolio, IQ Candriam ESG US Equity ETF and MainStay VP Winslow Large Cap Growth Portfolio. (Contributions take weightings and total returns into account.) The smallest positive contributions to performance came from MainStay VP Candriam Emerging Markets Equity Portfolio, MainStay VP Wellington US Equity Portfolio and MainStay Epoch Capital Growth Fund.
What factors and risks affected the Portfolio’s Underlying Fixed-Income Portfolio/Fund investments during the reporting period?
Yields on U.S. Treasury instruments moved higher across the curve4 during 2021, largely due to sustained inflationary pressure and the ensuing expectation that the U.S. Federal Reserve (the “Fed”) would need to tighten monetary policy in order to restore price stability. The same activity that drove price indices higher also gave a boost to corporate profits. That, and abundant liquidity provided by the Fed, led to a tightening in credit spreads.
During the reporting period, which fixed-income market segments were the strongest positive contributors to the Portfolio’s performance and which segments were particularly weak?
Low-quality instruments, such as high-yield bonds and bank loans, led fixed-income performance during the reporting period and contributed positively to the Portfolio’s returns. Inflation-indexed securities also performed well. At the opposite end of the spectrum were higher-quality, longer-duration5 bonds that tracked Treasury bond prices lower, without benefitting from spread compression and higher coupons to the same degree as debt issued by weaker borrowers.
4.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
24	MainStay VP Moderate Allocation Portfolio

Which Underlying Fixed-Income Portfolios/Funds made the strongest positive contributions to the Portfolio’s performance, and which Underlying Fixed-Income Portfolios/Funds were the greatest detractors?
The largest positive contributions to the Portfolio’s returns came from MainStay MacKay Short Duration High Yield Fund and MainStay VP Floating Rate Portfolio. The most significant detractors from performance were MainStay VP Indexed Bond Portfolio and MainStay VP Bond Portfolio.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
25

Portfolio of Investments December 31, 2021†
	Shares	Value
Affiliated Investment Companies 91.5%
Equity Funds 56.6%
IQ 50 Percent Hedged FTSE International ETF (a)	862,836	$ 21,614,042
IQ 500 International ETF (a)	863,307	28,062,657
IQ Candriam ESG International Equity ETF (a)	905,520	27,142,781
IQ Candriam ESG U.S. Equity ETF (a)	1,343,401	55,927,664
IQ Chaikin U.S. Large Cap ETF (a)	1,012,897	36,676,697
IQ Chaikin U.S. Small Cap ETF (a)	345,842	12,681,473
MainStay Epoch Capital Growth Fund Class I (a)	335,125	4,554,916
MainStay Epoch International Choice Fund Class I (a)	491,653	20,087,425
MainStay VP Candriam Emerging Markets Equity Portfolio Initial Class (a)	2,262,952	25,243,452
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class (a)	1,934,580	35,110,310
MainStay VP MacKay International Equity Portfolio Initial Class (a)	1,014,955	18,251,834
MainStay VP MacKay S&P 500 Index Portfolio Initial Class	269,196	24,164,278
MainStay VP Small Cap Growth Portfolio Initial Class (a)	1,476,015	25,875,135
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class (a)	2,130,127	29,669,897
MainStay VP Wellington Growth Portfolio Initial Class	815,145	32,678,100
MainStay VP Wellington Mid Cap Portfolio Initial Class (a)	1,678,543	27,421,347
MainStay VP Wellington Small Cap Portfolio Initial Class (a)	1,435,064	19,779,053
MainStay VP Wellington U.S. Equity Portfolio Initial Class	461,354	15,868,137
MainStay VP Winslow Large Cap Growth Portfolio Initial Class (a)	1,547,408	58,676,183
MainStay WMC Enduring Capital Fund Class R6 (a)	837,166	29,709,428
MainStay WMC International Research Equity Fund Class I (a)	2,411,245	19,106,704
	Shares	Value

Equity Funds (continued)
MainStay WMC Value Fund Class R6 (a)	1,246,832	$ 39,755,368
Total Equity Funds (Cost $506,700,077)		608,056,881
Fixed Income Funds 34.9%
MainStay MacKay Short Duration High Yield Fund Class I	3,852,423	37,771,856
MainStay VP Bond Portfolio Initial Class (a)	2,395,673	34,561,659
MainStay VP Floating Rate Portfolio Initial Class (a)	6,083,434	53,881,579
MainStay VP Indexed Bond Portfolio Initial Class (a)	18,955,064	195,191,668
MainStay VP MacKay High Yield Corporate Bond Portfolio Initial Class (a)	4,349,362	43,239,184
MainStay VP PIMCO Real Return Portfolio Initial Class (a)	1,092,546	10,844,389
Total Fixed Income Funds (Cost $387,731,046)		375,490,335
Total Affiliated Investment Companies (Cost $894,431,123)		983,547,216
Short-Term Investment 8.1%
Affiliated Investment Company 8.1%
MainStay U.S. Government Liquidity Fund, 0.01% (a)(b)	86,595,191	86,595,191
Total Short-Term Investment (Cost $86,595,191)	8.1%	86,595,191
Total Investments (Cost $981,026,314)	99.6%	1,070,142,407
Other Assets, Less Liabilities	0.4	4,303,938
Net Assets	100.0%	$ 1,074,446,345

†	Percentages indicated are based on Portfolio net assets.
(a)	As of December 31, 2021, the Portfolio's ownership exceeds 5% of the outstanding shares of the Underlying Portfolio's/Fund's share class.
(b)	Current yield as of December 31, 2021.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay VP Moderate Allocation Portfolio

Swap Contracts
Open OTC total return equity swap contracts as of December 31, 2021 were as follows1:
Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Citibank NA	iShares MSCI EAFE ETF	1 day FEDF plus 0.45%	12/2/22	Daily	15,958	$ —
Citibank NA	iShares MSCI EAFE Small-Cap ETF	1 day FEDF plus 0.60%	12/2/22	Daily	10,665	—
Citibank NA	iShares MSCI Emerging Markets ETF	1 day FEDF minus 0.35%	12/2/22	Daily	(20,964)	—
Citibank NA	iShares Semiconductor ETF	1 day FEDF plus 0.35%	12/2/22	Daily	3,475	—
Citibank NA	Russell 1000 Growth Total Return Index	1 day FEDF plus 0.08%	12/2/22	Daily	(25,926)	—
Citibank NA	Russell 1000 Value Total Return Index	1 day FEDF plus 0.60%	12/2/22	Daily	28,257	—
Citibank NA	Russell 2000 Total Return Index	1 day FEDF plus 0.40%	12/2/22	Daily	47,295	—
Citibank NA	Russell Midcap Total Return Index	1 day FEDF plus 0.40%	12/2/22	Daily	20,807	—
Citibank NA	S&P 500 Total Return Index	1 day FEDF plus 0.30%	12/2/22	Daily	(21,770)	—
Citibank NA	SPDR S&P Oil & Gas Exploration & Production ETF	1 day FEDF minus 0.30%	12/2/22	Daily	6,876	—
Citibank NA	VanEck Gold Miners ETF	1 day FEDF plus 0.55%	12/2/22	Daily	10,990	—
Citibank NA	Vanguard FTSE Europe ETF	1 day FEDF plus 0.45%	12/2/22	Daily	21,709	—
						$ —

1.	As of December 31, 2021, cash in the amount $3,927,887 was pledged to brokers for OTC swap contracts.
2.	Portfolio pays the floating rate and receives the total return of the reference entity.
3.	Notional amounts reflected as a positive value indicate a long position held by the Portfolio or Index and a negative value indicates a short position.
4.	Reflects the value at reset date as of December 31, 2021.

Abbreviation(s):
EAFE—Europe, Australasia and Far East
ETF—Exchange-Traded Fund
FEDF—Federal Funds Rate
FTSE—Financial Times Stock Exchange
MSCI—Morgan Stanley Capital International
SPDR—Standard & Poor’s Depositary Receipt
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Portfolio of Investments December 31, 2021† (continued)
The following is a summary of the fair valuations according to the inputs used as of December 31, 2021, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Affiliated Investment Companies
Equity Funds	$ 608,056,881	$ —	$ —	$ 608,056,881
Fixed Income Funds	375,490,335	—	—	375,490,335
Total Affiliated Investment Companies	983,547,216	—	—	983,547,216
Short-Term Investment
Affiliated Investment Company	86,595,191	—	—	86,595,191
Total Investments in Securities	$ 1,070,142,407	$ —	$ —	$ 1,070,142,407

(a)	For a complete listing of investments, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay VP Moderate Allocation Portfolio

Statement of Assets and Liabilities as of December 31, 2021
Assets
Investment in affiliated investment companies, at value (identified cost $981,026,314)	$1,070,142,407
Cash collateral on deposit at broker for swap contracts	3,927,887
Receivables:
Dividends	800,849
Dividends and interest on OTC swaps contracts	101,295
Portfolio shares sold	59,515
Other assets	5,099
Total assets	1,075,037,052
Liabilities
Payables:
NYLIFE Distributors (See Note 3)	214,588
Investment securities purchased	150,375
Portfolio shares redeemed	115,087
Shareholder communication	57,932
Professional fees	36,496
Custodian	6,231
Trustees	1,649
Accrued expenses	8,349
Total liabilities	590,707
Net assets	$1,074,446,345
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 84,434
Additional paid-in-capital	898,282,781
898,367,215
Total distributable earnings (loss)	176,079,130
Net assets	$1,074,446,345
Initial Class
Net assets applicable to outstanding shares	$ 53,604,074
Shares of beneficial interest outstanding	4,173,732
Net asset value per share outstanding	$ 12.84
Service Class
Net assets applicable to outstanding shares	$1,020,842,271
Shares of beneficial interest outstanding	80,260,642
Net asset value per share outstanding	$ 12.72

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Statement of Operations for the year ended December 31, 2021
Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$ 19,380,607
Expenses
Distribution/Service—Service Class (See Note 3)	2,584,786
Professional fees	87,958
Shareholder communication	68,681
Custodian	41,295
Trustees	23,321
Miscellaneous	39,595
Total expenses	2,845,636
Net investment income (loss)	16,534,971
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investment company transactions	58,338,823
Realized capital gain distributions from affiliated investment companies	57,826,768
Swap transactions	2,039,182
Net realized gain (loss)	118,204,773
Net change in unrealized appreciation (depreciation) on: Affiliated investments companies	(20,277,086)
Net realized and unrealized gain (loss)	97,927,687
Net increase (decrease) in net assets resulting from operations	$114,462,658
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay VP Moderate Allocation Portfolio

Statements of Changes in Net Assets
for the years ended December 31, 2021 and December 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 16,534,971	$ 16,200,095
Net realized gain (loss)	118,204,773	23,048,257
Net change in unrealized appreciation (depreciation)	(20,277,086)	68,669,592
Net increase (decrease) in net assets resulting from operations	114,462,658	107,917,944
Distributions to shareholders:
Initial Class	(1,998,108)	(2,317,718)
Service Class	(36,451,506)	(49,413,476)
Total distributions to shareholders	(38,449,614)	(51,731,194)
Capital share transactions:
Net proceeds from sales of shares	49,533,268	44,548,280
Net asset value of shares issued to shareholders in reinvestment of distributions	38,449,614	51,731,194
Cost of shares redeemed	(175,474,825)	(213,972,555)
Increase (decrease) in net assets derived from capital share transactions	(87,491,943)	(117,693,081)
Net increase (decrease) in net assets	(11,478,899)	(61,506,331)
Net Assets
Beginning of year	1,085,925,244	1,147,431,575
End of year	$1,074,446,345	$1,085,925,244
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Initial Class	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 11.99	$ 11.32	$ 10.33	$ 11.89	$ 10.57
Net investment income (loss) (a)	0.23	0.20	0.23	0.23	0.20
Net realized and unrealized gain (loss)	1.11	1.07	1.60	(1.16)	1.36
Total from investment operations	1.34	1.27	1.83	(0.93)	1.56
Less distributions:
From net investment income	(0.15)	(0.29)	(0.36)	(0.27)	(0.19)
From net realized gain on investments	(0.34)	(0.31)	(0.48)	(0.36)	(0.05)
Total distributions	(0.49)	(0.60)	(0.84)	(0.63)	(0.24)
Net asset value at end of year	$ 12.84	$ 11.99	$ 11.32	$ 10.33	$ 11.89
Total investment return (b)	11.37%	11.57%	18.29%	(8.40)%	14.97%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.81%	1.83%	2.04%	1.99%	1.79%
Net expenses (c)	0.02%	0.03%	0.03%	0.02%	0.02%
Portfolio turnover rate	27%	31%	40%	52%	33%
Net assets at end of year (in 000's)	$ 53,604	$ 48,025	$ 45,283	$ 43,161	$ 49,419

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended December 31,
Service Class	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 11.88	$ 11.22	$ 10.23	$ 11.79	$ 10.48
Net investment income (loss) (a)	0.19	0.17	0.20	0.20	0.17
Net realized and unrealized gain (loss)	1.11	1.06	1.60	(1.16)	1.36
Total from investment operations	1.30	1.23	1.80	(0.96)	1.53
Less distributions:
From net investment income	(0.12)	(0.26)	(0.33)	(0.24)	(0.17)
From net realized gain on investments	(0.34)	(0.31)	(0.48)	(0.36)	(0.05)
Total distributions	(0.46)	(0.57)	(0.81)	(0.60)	(0.22)
Net asset value at end of year	$ 12.72	$ 11.88	$ 11.22	$ 10.23	$ 11.79
Total investment return (b)	11.10%	11.29%	18.00%	(8.63)%	14.68%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.51%	1.52%	1.76%	1.73%	1.53%
Net expenses (c)	0.27%	0.28%	0.27%	0.27%	0.27%
Portfolio turnover rate	27%	31%	40%	52%	33%
Net assets at end of year (in 000's)	$ 1,020,842	$ 1,037,900	$ 1,102,149	$ 1,103,235	$ 1,288,895

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
32	MainStay VP Moderate Allocation Portfolio

MainStay VP Growth Allocation Portfolio
Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended December 31, 2021
Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	2/13/2006	16.01%	10.99%	10.33%	0.71%
Service Class Shares	2/13/2006	15.72	10.72	10.05	0.96

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
33

Benchmark Performance*	One Year	Five Years	Ten Years
S&P 500® Index[1]	28.71%	18.47%	16.55%
MSCI EAFE® Index (Net)[2]	11.26	9.55	8.03
Bloomberg U.S. Aggregate Bond Index[3]	-1.54	3.57	2.90
Growth Allocation Composite Index[4]	18.68	13.80	12.22
Morningstar Allocation - 70% to 85% Equity Category Average[5]	16.33	10.86	9.78

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
1.	The S&P 500® Index is the Portfolio's primary benchmark. S&P 500® is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The MSCI EAFE® Index (Net) is the Portfolio's secondary benchmark. The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The Portfolio has selected the Bloomberg U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Portfolio has selected the Growth Allocation Composite Index as an additional benchmark. The Growth Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index (Net) and the Bloomberg U.S. Aggregate Bond Index weighted 60%, 20% and 20%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Morningstar Allocation—70% to 85% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These funds are dominated by domestic holdings and have equity exposures between 70% and 85%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
34	MainStay VP Growth Allocation Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Growth Allocation Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2021 to December 31, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2021 to December 31, 2021. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended
December 31, 2021. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 7/1/21	Ending Account Value (Based on Actual Returns and Expenses) 12/31/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,045.70	$0.10	$1,025.10	$0.10	0.02%
Service Class Shares	$1,000.00	$1,044.40	$1.39	$1,023.84	$1.38	0.27%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
35

Asset Diversification as of December 31, 2021 (Unaudited)
Equity Funds	76.9%
Fixed Income Funds	15.1
Short-Term Investment	7.6
Other Assets, Less Liabilities	0.4
See Portfolio of Investments beginning on page 40 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

36	MainStay VP Growth Allocation Portfolio

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Portfolio’s Manager.
How did MainStay VP Growth Allocation Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2021?
For the 12 months ended December 31, 2021, MainStay VP Growth Allocation Portfolio returned 16.01% for Initial Class shares and 15.72% for Service Class shares. Over the same period, both share classes underperformed the 28.71% return of the S&P 500® Index, which is the Portfolio’s primary benchmark, and outperformed the 11.26% return of the MSCI EAFE® Index (Net), which is a secondary benchmark of the Portfolio. For the 12 months ended December 31, 2021, both share classes outperformed the −1.54% return of the Bloomberg U.S. Aggregate Bond Index and underperformed the 18.68% return of the Growth Allocation Composite Index, which are additional benchmarks of the Portfolio. Over the same period, both share classes underperformed the 16.33% return of the Morningstar Allocation—70% to 85% Equity Category Average.2
What factors affected the Portfolio’s relative performance during the reporting period?
The Portfolio is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Portfolios/Funds”). The Underlying Portfolios/Funds may invest in U.S. equities, international equities and fixed-income instruments, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. The Portfolio’s management internally maintains a blend of indices that are taken into consideration when managing the Portfolio. The most influential factor affecting relative performance for the Portfolio versus the performance of this weighted combination of indices is the net performance of the Underlying Portfolios/Funds relative to their respective benchmarks.
The Portfolio’s stock/bond blend—which was neutral, or slightly overweight, to equities for most of the reporting period—contributed positively to performance. Nevertheless, the Portfolio’s performance moderately trailed the performance of the internally maintained blend of indices, primarily due to the materially negative impact of asset class policy along the following dimensions:
•    The most notable drag on performance arose from the Portfolio’s tilt toward small-cap stocks over larger-cap stocks during the latter part of the reporting period. We anticipated that robust economic performance in the wake of the pandemic would fuel a rally that would benefit most those firms that struggled particularly acutely during lockdowns. That did not happen – possibly due to softer restrictions that accompanied the Delta and Omicron waves of COVID-19. Large-cap growth stocks, particularly technology companies, led the market higher.
•    An expected rebound in overseas markets relative to the U.S. market failed to materialize during the reporting period, disadvantaging the Portfolio’s tilt toward developed international markets.
•    The Portfolio’s tilt away from bank loans also proved detrimental. Tight spreads3 did not appear to justify the risk that some less qualified borrowers might experience distress amid ongoing pandemic conditions. As it happened, these borrowers fared well as a group, benefiting from fiscal stimulus, loose monetary conditions and a healthy consumer.
•    Finally, the Portfolio’s bias in favor of value stocks, as well as some specific industries and firms expected to benefit from the reopening and reacceleration of the economy, failed to perform as expected. This added another small impediment to expected performance.
During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?
Total return swaps were used to implement most of the Portfolio’s asset class policy decisions. Therefore, the swaps can be seen as detracting from the Portfolio’s relative performance over the course of the reporting period.
How did you allocate the Portfolio’s assets during the reporting period and why?
The Portfolio began the reporting period with the end of pandemic restrictions seemingly on the horizon. As such, we adjusted the Portfolio to favor cyclical sectors and businesses in industries likely to benefit most from the reopening of the economy. We also increased the Portfolio’s exposure to non-U.S. equities we believed were positioned to experience a recovery similar to that seen in the U.S., but on a lagged basis due to a slower vaccine rollout. Similarly, we moved down the capitalization spectrum, committing a larger allocation of the Portfolio’s assets to small- and mid-cap companies we judged likely to fare well in this environment. In addition, we reduced interest-rate sensitivity in the bond portion of the Portfolio, anticipating that mounting inflationary pressures would result in higher bond yields.
These adjustments provided a modest tailwind to the Portfolio’s performance through the late winter and early spring, however progress was reversed with the arrival of the COVID-19 Delta variant and a premature decline in vaccination rates. Positioning remained largely static during the second half of the reporting period as the economic reopening was partially postponed by the resurgence in case rates.

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See page 33 for more information on benchmark and peer group returns.
3.	The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
37

How did the Portfolio’s allocations change over the course of the reporting period?
We implemented the restructuring noted above largely through derivatives, specifically total return swaps. The Portfolio increased exposure to mid- and small-cap stocks, non-U.S. markets, and a basket of companies specifically leveraged to the reopening of the economy, while reducing exposure for large-cap U.S. stocks and a basket of companies identified as having been beneficiaries of lockdown conditions. The swaps on these reopening- and lockdown-sensitive baskets were removed late in the reporting period as the Omicron wave gathered momentum.
The Portfolio also made a number of adjustments at the Underlying Fund level; the most pronounced being a reduction in holdings of MainStay VP Indexed Bond Portfolio, with proceeds redirected to a mix of cash, MainStay VP Floating Rate Portfolio and MainStay VP MacKay High Yield Corporate Bond Portfolio. We took these steps to lessen the Portfolio’s interest-rate sensitivity and boost credit exposure at a time when we believed high-grade bond yields were poised to rise in response to mounting inflationary concerns.
Other notable changes arose from fund restructurings, as Wellington Management Company was named the new subadvisor of several MainStay funds that concurrently underwent name changes. Several Underlying Funds were also subject to mergers. By way of example, MainStay MAP Equity Fund was renamed MainStay WMC Value Fund when Wellington took the helm in late April. At the same time, MainStay Epoch U.S. All Cap Fund was merged into MainStay WMC Enduring Capital Fund.
During the reporting period, which Underlying Equity Funds had the highest total returns and which had the lowest total returns?
The Underlying Equity Funds held for the entire reporting period that generated the highest total returns included IQ Candriam ESG US Equity ETF, MainStay VP Wellington U.S. Equity Portfolio (successor to the MainStay VP MacKay Common Stock Portfolio) and MainStay VP MacKay S&P 500 Index Portfolio. The Underlying Equity Funds with the lowest returns were MainStay VP Candriam Emerging Markets Equity Portfolio and MainStay Epoch International Choice Fund.
Which Underlying Equity Funds were the strongest positive contributors to the Portfolio’s performance and which Underlying Equity Funds were particularly weak?
Allowing for the size of the allocation, the variation of that allocation across the reporting period and performance during that time, the positions that made the largest positive contributions to performance during the reporting period were MainStay VP MacKay S&P 500 Index Portfolio, IQ Candriam ESG US Equity ETF and MainStay VP Winslow Large Cap Growth Portfolio. (Contributions take weightings and total returns into account.) The smallest positive contributions to performance came from MainStay VP Candriam Emerging Markets Equity Portfolio, MainStay VP Wellington U.S. Equity Portfolio and MainStay Epoch Capital Growth Fund.
What factors and risks affected the Portfolio’s Underlying Fixed-Income Portfolio/Fund investments during the reporting period?
Yields on U.S. Treasury instruments moved higher across the curve4 during 2021, largely due to sustained inflationary pressure and the ensuing expectation that the U.S. Federal Reserve (the “Fed”) would need to tighten monetary policy in order to restore price stability. The same activity that drove price indices higher also gave a boost to corporate profits. That, and abundant liquidity provided by the Fed, led to a tightening in credit spreads.
During the reporting period, which fixed-income market segments were the strongest positive contributors to the Portfolio’s performance and which segments were particularly weak?
Low-quality instruments, such as high-yield bonds and bank loans, led fixed-income performance during the reporting period and contributed positively to the Portfolio’s returns. Inflation-indexed securities also performed well. At the opposite end of the spectrum were higher-quality, longer-duration5 bonds that tracked Treasury bond prices lower, without benefitting from spread compression and higher coupons to the same degree as debt issued by weaker borrowers.
4.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
38	MainStay VP Growth Allocation Portfolio

Which Underlying Fixed-Income Portfolios/Funds made the strongest positive contributions to the Portfolio’s performance, and which Underlying Fixed-Income Portfolios/Funds were the greatest detractors?
The largest positive contributions to the Portfolio’s returns came from MainStay MacKay Short Duration High Yield Fund and MainStay VP Floating Rate Portfolio. The most significant detractors from performance were MainStay VP Indexed Bond Portfolio and MainStay VP Bond Portfolio.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
39

Portfolio of Investments December 31, 2021†
	Shares	Value
Affiliated Investment Companies 92.0%
Equity Funds 76.9%
IQ 50 Percent Hedged FTSE International ETF (a)	1,662,493	$ 41,645,450
IQ 500 International ETF (a)	2,035,476	66,165,183
IQ Candriam ESG International Equity ETF (a)	1,406,982	42,174,004
IQ Candriam ESG U.S. Equity ETF (a)	2,676,861	111,441,471
IQ Chaikin U.S. Large Cap ETF (a)	2,400,954	86,937,824
IQ Chaikin U.S. Small Cap ETF (a)	720,962	26,436,523
MainStay Epoch Capital Growth Fund Class I (a)	556,003	7,557,032
MainStay Epoch International Choice Fund Class I (a)	1,298,111	53,036,798
MainStay VP Candriam Emerging Markets Equity Portfolio Initial Class (a)	5,619,255	62,683,355
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class (a)	4,767,027	86,515,811
MainStay VP MacKay International Equity Portfolio Initial Class (a)	1,843,756	33,156,073
MainStay VP MacKay S&P 500 Index Portfolio Initial Class	785,747	70,532,163
MainStay VP Small Cap Growth Portfolio Initial Class (a)	4,353,982	76,327,048
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class (a)	5,179,229	72,139,923
MainStay VP Wellington Growth Portfolio Initial Class (a)	1,362,684	54,628,216
MainStay VP Wellington Mid Cap Portfolio Initial Class (a)	3,896,575	63,656,007
MainStay VP Wellington Small Cap Portfolio Initial Class (a)	4,109,194	56,635,791
MainStay VP Wellington U.S. Equity Portfolio Initial Class	456,780	15,710,819
MainStay VP Winslow Large Cap Growth Portfolio Initial Class (a)	3,142,121	119,146,074
MainStay WMC Enduring Capital Fund Class R6 (a)	1,773,396	62,934,451
MainStay WMC International Research Equity Fund Class I (a)	6,495,198	51,467,949
MainStay WMC Value Fund Class R6 (a)	2,976,155	94,895,013
Total Equity Funds (Cost $1,133,870,646)		1,355,822,978
	Shares	Value

Fixed Income Funds 15.1%
MainStay MacKay Short Duration High Yield Fund Class I (a)	6,323,933	$ 62,004,262
MainStay VP Bond Portfolio Initial Class	274,226	3,956,174
MainStay VP Floating Rate Portfolio Initial Class (a)	9,986,259	88,449,295
MainStay VP Indexed Bond Portfolio Initial Class (a)	2,177,037	22,418,261
MainStay VP MacKay High Yield Corporate Bond Portfolio Initial Class (a)	7,139,672	70,979,048
MainStay VP PIMCO Real Return Portfolio Initial Class (a)	1,793,454	17,801,462
Total Fixed Income Funds (Cost $267,729,077)		265,608,502
Total Affiliated Investment Companies (Cost $1,401,599,723)		1,621,431,480
Short-Term Investment 7.6%
Affiliated Investment Company 7.6%
MainStay U.S. Government Liquidity Fund, 0.01% (a)(b)	134,290,380	134,290,380
Total Short-Term Investment (Cost $134,290,380)	7.6%	134,290,380
Total Investments (Cost $1,535,890,103)	99.6%	1,755,721,860
Other Assets, Less Liabilities	0.4	7,387,355
Net Assets	100.0%	$ 1,763,109,215

†	Percentages indicated are based on Portfolio net assets.
(a)	As of December 31, 2021, the Portfolio's ownership exceeds 5% of the outstanding shares of the Underlying Portfolio's/Fund's share class.
(b)	Current yield as of December 31, 2021.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
40	MainStay VP Growth Allocation Portfolio

Swap Contracts
Open OTC total return equity swap contracts as of December 31, 2021 were as follows1:
Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Citibank NA	iShares MSCI EAFE ETF	1 day FEDF plus 0.45%	12/2/22	Daily	26,194	$ —
Citibank NA	iShares MSCI EAFE Small-Cap ETF	1 day FEDF plus 0.60%	12/2/22	Daily	17,506	—
Citibank NA	iShares MSCI Emerging Markets ETF	1 day FEDF minus 0.35%	12/2/22	Daily	(34,413)	—
Citibank NA	iShares MSCI USA Momentum Factor ETF	1 day FEDF plus 0.55%	12/2/22	Daily	10,533	—
Citibank NA	iShares Semiconductor ETF	1 day FEDF plus 0.35%	12/2/22	Daily	5,674	—
Citibank NA	Russell 1000 Growth Total Return Index	1 day FEDF plus 0.08%	12/2/22	Daily	(46,453)	—
Citibank NA	Russell 1000 Value Total Return Index	1 day FEDF plus 0.60%	12/2/22	Daily	42,458	—
Citibank NA	Russell 2000 Total Return Index	1 day FEDF plus 0.40%	12/2/22	Daily	72,947	—
Citibank NA	Russell Midcap Total Return Index	1 day FEDF plus 0.40%	12/2/22	Daily	36,220	—
Citibank NA	S&P 500 Total Return Index	1 day FEDF plus 0.30%	12/2/22	Daily	(35,691)	—
Citibank NA	SPDR S&P Oil & Gas Exploration & Production ETF	1 day FEDF minus 0.30%	12/2/22	Daily	11,227	—
Citibank NA	VanEck Gold Miners ETF	1 day FEDF plus 0.55%	12/2/22	Daily	18,040	—
Citibank NA	Vanguard FTSE Europe ETF	1 day FEDF plus 0.45%	12/2/22	Daily	35,636	—
						$ —

1.	As of December 31, 2021, cash in the amount $6,089,216 was pledged to brokers for OTC swap contracts.
2.	Portfolio pays the floating rate and receives the total return of the reference entity.
3.	Notional amounts reflected as a positive value indicate a long position held by the Portfolio or Index and a negative value indicates a short position.
4.	Reflects the value at reset date as of December 31, 2021.

Abbreviation(s):
EAFE—Europe, Australasia and Far East
ETF—Exchange-Traded Fund
FEDF—Federal Funds Rate
FTSE—Financial Times Stock Exchange
MSCI—Morgan Stanley Capital International
SPDR—Standard & Poor’s Depositary Receipt
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
41

Portfolio of Investments December 31, 2021† (continued)
The following is a summary of the fair valuations according to the inputs used as of December 31, 2021, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Affiliated Investment Companies
Equity Funds	$ 1,355,822,978	$ —	$ —	$ 1,355,822,978
Fixed Income Funds	265,608,502	—	—	265,608,502
Total Affiliated Investment Companies	1,621,431,480	—	—	1,621,431,480
Short-Term Investment
Affiliated Investment Company	134,290,380	—	—	134,290,380
Total Investments in Securities	$ 1,755,721,860	$ —	$ —	$ 1,755,721,860

(a)	For a complete listing of investments, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
42	MainStay VP Growth Allocation Portfolio

Statement of Assets and Liabilities as of December 31, 2021
Assets
Investment in affiliated investment companies, at value (identified cost $1,535,890,103)	$1,755,721,860
Cash collateral on deposit at broker for swap contracts	6,089,216
Receivables:
Dividends	1,766,750
Dividends and interest on OTC swaps contracts	405,808
Portfolio shares sold	205,631
Other assets	8,468
Total assets	1,764,197,733
Liabilities
Payables:
NYLIFE Distributors (See Note 3)	347,226
Portfolio shares redeemed	329,204
Investment securities purchased	246,987
Shareholder communication	94,419
Professional fees	47,693
Custodian	6,925
Trustees	2,984
Accrued expenses	13,080
Total liabilities	1,088,518
Net assets	$1,763,109,215
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 130,864
Additional paid-in-capital	1,386,385,208
1,386,516,072
Total distributable earnings (loss)	376,593,143
Net assets	$1,763,109,215
Initial Class
Net assets applicable to outstanding shares	$ 108,059,410
Shares of beneficial interest outstanding	7,933,289
Net asset value per share outstanding	$ 13.62
Service Class
Net assets applicable to outstanding shares	$1,655,049,805
Shares of beneficial interest outstanding	122,931,079
Net asset value per share outstanding	$ 13.46

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
43

Statement of Operations for the year ended December 31, 2021
Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$ 27,253,989
Other	12
Total income	27,254,001
Expenses
Distribution/Service—Service Class (See Note 3)	4,247,106
Professional fees	127,064
Shareholder communication	112,690
Custodian	43,912
Trustees	38,983
Miscellaneous	63,709
Total expenses	4,633,464
Net investment income (loss)	22,620,537
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investment company transactions	90,266,662
Realized capital gain distributions from affiliated investment companies	114,218,070
Swap transactions	1,678,905
Net realized gain (loss)	206,163,637
Net change in unrealized appreciation (depreciation) on: Affiliated investments companies	36,054,571
Net realized and unrealized gain (loss)	242,218,208
Net increase (decrease) in net assets resulting from operations	$264,838,745
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
44	MainStay VP Growth Allocation Portfolio

Statements of Changes in Net Assets
for the years ended December 31, 2021 and December 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 22,620,537	$ 27,223,667
Net realized gain (loss)	206,163,637	32,814,256
Net change in unrealized appreciation (depreciation)	36,054,571	137,830,502
Net increase (decrease) in net assets resulting from operations	264,838,745	197,868,425
Distributions to shareholders:
Initial Class	(3,856,100)	(5,689,162)
Service Class	(57,164,920)	(99,239,141)
Total distributions to shareholders	(61,021,020)	(104,928,303)
Capital share transactions:
Net proceeds from sales of shares	28,269,029	31,035,516
Net asset value of shares issued to shareholders in reinvestment of distributions	61,021,020	104,928,303
Cost of shares redeemed	(339,935,149)	(379,216,886)
Increase (decrease) in net assets derived from capital share transactions	(250,645,100)	(243,253,067)
Net increase (decrease) in net assets	(46,827,375)	(150,312,945)
Net Assets
Beginning of year	1,809,936,590	1,960,249,535
End of year	$1,763,109,215	$1,809,936,590
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
45

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Initial Class	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 12.19	$ 11.51	$ 10.57	$ 12.61	$ 11.00
Net investment income (loss) (a)	0.20	0.21	0.26	0.21	0.17
Net realized and unrealized gain (loss)	1.72	1.21	1.91	(1.47)	1.86
Total from investment operations	1.92	1.42	2.17	(1.26)	2.03
Less distributions:
From net investment income	(0.33)	(0.34)	(0.39)	(0.24)	(0.18)
From net realized gain on investments	(0.16)	(0.40)	(0.84)	(0.54)	(0.24)
Total distributions	(0.49)	(0.74)	(1.23)	(0.78)	(0.42)
Net asset value at end of year	$ 13.62	$ 12.19	$ 11.51	$ 10.57	$ 12.61
Total investment return (b)	16.01%	12.94%	21.42%	(10.73)%	18.62%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.53%	1.87%	2.22%	1.71%	1.43%
Net expenses (c)	0.02%	0.03%	0.02%	0.02%	0.02%
Portfolio turnover rate	24%	32%	41%	44%	31%
Net assets at end of year (in 000's)	$ 108,059	$ 98,314	$ 91,615	$ 80,133	$ 90,089

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended December 31,
Service Class	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 12.05	$ 11.38	$ 10.47	$ 12.49	$ 10.90
Net investment income (loss) (a)	0.16	0.17	0.22	0.17	0.14
Net realized and unrealized gain (loss)	1.71	1.21	1.88	(1.44)	1.84
Total from investment operations	1.87	1.38	2.10	(1.27)	1.98
Less distributions:
From net investment income	(0.30)	(0.31)	(0.35)	(0.21)	(0.15)
From net realized gain on investments	(0.16)	(0.40)	(0.84)	(0.54)	(0.24)
Total distributions	(0.46)	(0.71)	(1.19)	(0.75)	(0.39)
Net asset value at end of year	$ 13.46	$ 12.05	$ 11.38	$ 10.47	$ 12.49
Total investment return (b)	15.72%	12.65%	21.12%	(10.95)%	18.32%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.24%	1.55%	1.90%	1.42%	1.17%
Net expenses (c)	0.27%	0.28%	0.27%	0.27%	0.27%
Portfolio turnover rate	24%	32%	41%	44%	31%
Net assets at end of year (in 000's)	$ 1,655,050	$ 1,711,623	$ 1,868,634	$ 1,849,974	$ 2,263,952

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
46	MainStay VP Growth Allocation Portfolio

MainStay VP Equity Allocation Portfolio
Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended December 31, 2021
Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	2/13/2006	20.16%	13.00%	11.77%	0.74%
Service Class Shares	2/13/2006	19.86	12.72	11.49	0.99

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	One Year	Five Years	Ten Years
S&P 500® Index[1]	28.71%	18.47%	16.55%
MSCI EAFE® Index (Net)[2]	11.26	9.55	8.03
Equity Allocation Composite Index[3]	24.19	16.24	14.46
Morningstar Allocation - 85%+ Equity Category Average[4]	18.06	12.58	11.45

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
1.	The S&P 500® Index is the Portfolio's primary benchmark. S&P 500® is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The MSCI EAFE® Index (Net) is the Portfolio's secondary benchmark. The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The Portfolio has selected the Equity Allocation Composite Index as an additional benchmark. The Equity Allocation Composite Index consists of the S&P 500® Index and the MSCI EAFE® Index (Net) weighted 75% and 25%, respectively. Prior to February 28, 2014, the Equity Allocation Composite Index consisted of the S&P 500® Index and the MSCI EAFE® Index (Net) weighted 80% and 20%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Morningstar Allocation—85%+ Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These funds are dominated by domestic holdings and have equity exposures of over 85%. These funds typically allocate at least 10% to equities of foreign companies and do not exclusively allocate between cash and equities. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
47

Cost in Dollars of a $1,000 Investment in MainStay VP Equity Allocation Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2021 to December 31, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2021 to December 31, 2021. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended
December 31, 2021. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 7/1/21	Ending Account Value (Based on Actual Returns and Expenses) 12/31/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,055.80	$0.10	$1,025.10	$0.10	0.02%
Service Class Shares	$1,000.00	$1,054.50	$1.40	$1,023.84	$1.38	0.27%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
48	MainStay VP Equity Allocation Portfolio

Asset Diversification as of December 31, 2021 (Unaudited)
Equity Funds	96.7%
Short-Term Investment	3.0
Other Assets, Less Liabilities	0.3
See Portfolio of Investments beginning on page 52 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

49

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investment,1the Portfolio’s Manager.
How did MainStay VP Equity Allocation Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2021?
For the 12 months ended December 31, 2021, MainStay VP Equity Allocation Portfolio returned 20.16% for Initial Class shares and 19.86% for Service Class shares. Over the same period, both share classes underperformed the 28.71% return of the S&P 500® Index, which is the Portfolio’s primary benchmark, and outperformed the 11.26% return of the MSCI EAFE® Index (Net), which is a secondary benchmark of the Portfolio. For the 12 months ended December 31, 2021, both share classes underperformed the 24.19% return of the Equity Allocation Composite Index and outperformed the 18.06% return of Morningstar Allocation—85%+ Equity Category Average.2
What factors affected the Portfolio’s relative performance during the reporting period?
The Portfolio is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Portfolios/Funds”). The Underlying Portfolios/Funds may invest in a range of capitalizations and geographies, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. The Portfolio’s management internally maintains a blend of indices that are taken into consideration when managing the Portfolio. The most influential factor affecting relative performance for the Portfolio versus the performance of this weighted combination of indices is the net performance of the Underlying Portfolios/Funds relative to their respective benchmarks.
The Portfolio’s performance moderately trailed the performance of the internally maintained blend of indices, primarily due to the materially negative impact of asset class policy along the following dimensions:
•    The most notable drag on performance arose from the Portfolio’s tilt toward small-cap stocks over larger-cap stocks during the latter part of the reporting period. We anticipated that robust economic performance in the wake of the pandemic would fuel a rally the would benefit most those firms that struggled particularly acutely during lockdowns. That did not happen – possibly due to softer restrictions that accompanied the Delta and Omicron waves of COVID-19. Large-cap growth stocks, particularly technology companies, led the market higher.
•    An expected rebound in overseas markets relative to the U.S. market failed to materialize during the reporting period, disadvantaging the Portfolio’s tilt toward developed international markets.
•    Finally, the Portfolio’s bias in favor of value stocks, as well as some specific industries and firms expected to benefit from the reopening and reacceleration of the economy, failed to perform as expected. This added another small impediment to expected performance.
During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?
Total return swaps were used to implement most of the Portfolio’s asset class policy decisions. Therefore, the swaps can be seen as detracting from the Portfolio’s relative performance over the course of the reporting period.
How did you allocate the Portfolio’s assets during the reporting period and why?
The Portfolio began the reporting period with the end of pandemic restrictions seemingly on the horizon. As such, we adjusted the Portfolio to favor cyclical sectors and businesses in industries likely to benefit most from the reopening of the economy. We also increased the Portfolio’s exposure to non-U.S. equities we believed were positioned to experience a recovery similar to that seen in the U.S., but on a lagged basis due to a slower vaccine rollout. Similarly, we moved down the capitalization spectrum, committing a larger allocation of the Portfolio’s assets to small- and mid-cap companies we judged likely to fare well in this environment. In addition, we reduced interest-rate sensitivity in the bond portion of the Portfolio, anticipating that mounting inflationary pressures would result in higher bond yields.
These adjustments provided a modest tailwind to the Portfolio’s performance through the late winter and early spring, however progress was reversed with the arrival of the COVID-19 Delta variant and a premature decline in vaccination rates. Positioning remained largely static during the second half of the reporting period as the economic reopening was partially postponed by the resurgence in case rates.
How did the Portfolio’s allocations change over the course of the reporting period?
We implemented the restructuring noted above largely through derivatives, specifically total return swaps. The Portfolio increased exposure to mid- and small-cap stocks, non-U.S. markets, and a basket of companies specifically leveraged to the reopening of the economy, while reducing exposure for large-cap U.S. stocks and a basket of companies identified as having been beneficiaries of lockdown conditions. The swaps on these reopening- and lockdown-sensitive baskets were removed late in the reporting period as the Omicron wave gathered momentum.

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See page 47 for more information on benchmark and peer group returns.
50	MainStay VP Equity Allocation Portfolio

Other notable changes arose from fund restructurings, as Wellington Management Company was named the new subadvisor of several MainStay funds that concurrently underwent name changes. Several Underlying Funds were also subject to mergers. By way of example, MainStay MAP Equity Fund was renamed MainStay WMC Value Fund when Wellington took the helm in late April. At the same time, MainStay Epoch U.S. All Cap Fund was merged into MainStay WMC Enduring Capital Fund.
During the reporting period, which Underlying Equity Funds had the highest total returns and which had the lowest total returns?
The Underlying Equity Funds held for the entire reporting period that generated the highest total returns included IQ Candriam ESG US Equity ETF, MainStay VP Wellington U.S. Equity Portfolio (successor to the MainStay VP MacKay Common Stock Portfolio) and MainStay VP MacKay S&P 500 Index Portfolio. The Underlying Equity Funds with the lowest returns were MainStay VP Candriam Emerging Markets Equity Portfolio and MainStay Epoch International Choice Fund.
Which Underlying Equity Funds were the strongest positive contributors to the Portfolio’s performance and which Underlying Equity Funds were particularly weak?
Allowing for the size of the allocation, the variation of that allocation across the reporting period and performance during that time, the positions that made the largest positive contributions to performance during the reporting period were MainStay VP MacKay S&P 500 Index Portfolio, IQ Candriam ESG US Equity ETF and MainStay VP Winslow Large Cap Growth Portfolio. (Contributions take weightings and total returns into account.) The smallest positive contributions to performance came from MainStay VP Candriam Emerging Markets Equity Portfolio, MainStay Epoch International Choice Fund and MainStay Epoch Capital Growth Fund.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
51

Portfolio of Investments December 31, 2021†
	Shares	Value
Affiliated Investment Companies 96.7%
Equity Funds 96.7%
IQ 50 Percent Hedged FTSE International ETF (a)	999,889	$ 25,047,219
IQ 500 International ETF (a)	1,515,415	49,260,080
IQ Candriam ESG International Equity ETF (a)	1,390,331	41,674,894
IQ Candriam ESG U.S. Equity ETF (a)	2,037,147	84,809,282
IQ Chaikin U.S. Large Cap ETF (a)	1,645,397	59,579,332
IQ Chaikin U.S. Small Cap ETF (a)	830,580	30,456,040
MainStay Epoch Capital Growth Fund Class I (a)	344,045	4,676,150
MainStay Epoch International Choice Fund Class I (a)	1,007,163	41,149,565
MainStay VP Candriam Emerging Markets Equity Portfolio Initial Class (a)	4,946,558	55,179,345
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class (a)	4,008,438	72,748,339
MainStay VP MacKay International Equity Portfolio Initial Class (a)	2,032,198	36,544,818
MainStay VP MacKay S&P 500 Index Portfolio Initial Class (a)	1,166,944	104,750,134
MainStay VP Small Cap Growth Portfolio Initial Class (a)	2,545,245	44,619,164
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class (a)	4,808,014	66,969,386
MainStay VP Wellington Growth Portfolio Initial Class (a)	1,735,769	69,584,734
MainStay VP Wellington Mid Cap Portfolio Initial Class (a)	2,927,158	47,819,217
MainStay VP Wellington Small Cap Portfolio Initial Class (a)	2,654,461	36,585,636
	Shares	Value

Equity Funds (continued)
MainStay VP Wellington U.S. Equity Portfolio Initial Class	981,956	$ 33,774,070
MainStay VP Winslow Large Cap Growth Portfolio Initial Class (a)	2,207,647	83,711,765
MainStay WMC Enduring Capital Fund Class R6 (a)	751,138	26,656,460
MainStay WMC International Research Equity Fund Class I (a)	5,117,071	40,547,671
MainStay WMC Value Fund Class R6 (a)	2,248,143	71,682,249
Total Affiliated Investment Companies (Cost $953,589,615)		1,127,825,550
Short-Term Investment 3.0%
Affiliated Investment Company 3.0%
MainStay U.S. Government Liquidity Fund, 0.01% (b)	34,922,127	34,922,127
Total Short-Term Investment (Cost $34,922,127)	3.0%	34,922,127
Total Investments (Cost $988,511,742)	99.7%	1,162,747,677
Other Assets, Less Liabilities	0.3	3,066,176
Net Assets	100.0%	$ 1,165,813,853

†	Percentages indicated are based on Portfolio net assets.
(a)	As of December 31, 2021, the Portfolio's ownership exceeds 5% of the outstanding shares of the Underlying Portfolio's/Fund's share class.
(b)	Current yield as of December 31, 2021.

Swap Contracts
Open OTC total return equity swap contracts as of December 31, 2021 were as follows1:
Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Citibank NA	iShares MSCI EAFE ETF	1 day FEDF plus 0.45%	12/2/22	Daily	17,258	$ —
Citibank NA	iShares MSCI EAFE Small-Cap ETF	1 day FEDF plus 0.60%	12/2/22	Daily	11,534	—
Citibank NA	iShares MSCI Emerging Markets ETF	1 day FEDF minus 0.35%	12/2/22	Daily	(22,672)	—
Citibank NA	iShares MSCI USA Momentum Factor ETF	1 day FEDF plus 0.55%	12/2/22	Daily	44,643	—
Citibank NA	iShares Semiconductor ETF	1 day FEDF plus 0.35%	12/2/22	Daily	3,721	—
Citibank NA	Russell 1000 Growth Total Return Index	1 day FEDF plus 0.08%	12/2/22	Daily	(35,019)	—
Citibank NA	Russell 1000 Value Total Return Index	1 day FEDF plus 0.60%	12/2/22	Daily	23,398	—
Citibank NA	Russell 2000 Total Return Index	1 day FEDF plus 0.40%	12/2/22	Daily	20,864	—
Citibank NA	Russell Midcap Total Return Index	1 day FEDF plus 0.40%	12/2/22	Daily	21,318	—
Citibank NA	S&P 500 Financials Index	1 day FEDF plus 0.25%	12/2/22	Daily	(20,695)	—
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
52	MainStay VP Equity Allocation Portfolio

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Citibank NA	S&P 500 Total Return Index	1 day FEDF plus 0.30%	12/2/22	Daily	(54,355)	$ —
Citibank NA	SPDR S&P Oil & Gas Exploration & Production ETF	1 day FEDF minus 0.30%	12/2/22	Daily	7,362	—
Citibank NA	VanEck Gold Miners ETF	1 day FEDF plus 0.55%	12/2/22	Daily	5,945	—
Citibank NA	Vanguard FTSE Europe ETF	1 day FEDF plus 0.45%	12/2/22	Daily	23,476	—
						$ —

1.	As of December 31, 2021, cash in the amount $2,230,721 was pledged to brokers for OTC swap contracts.
2.	Portfolio pays the floating rate and receives the total return of the reference entity.
3.	Notional amounts reflected as a positive value indicate a long position held by the Portfolio or Index and a negative value indicates a short position.
4.	Reflects the value at reset date as of December 31, 2021.

Abbreviation(s):
EAFE—Europe, Australasia and Far East
ETF—Exchange-Traded Fund
FEDF—Federal Funds Rate
FTSE—Financial Times Stock Exchange
MSCI—Morgan Stanley Capital International
SPDR—Standard & Poor’s Depositary Receipt
The following is a summary of the fair valuations according to the inputs used as of December 31, 2021, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Affiliated Investment Companies
Equity Funds	$ 1,127,825,550	$ —	$ —	$ 1,127,825,550
Short-Term Investment
Affiliated Investment Company	34,922,127	—	—	34,922,127
Total Investments in Securities	$ 1,162,747,677	$ —	$ —	$ 1,162,747,677

(a)	For a complete listing of investments, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
53

Statement of Assets and Liabilities as of December 31, 2021
Assets
Investment in affiliated investment companies, at value (identified cost $988,511,742)	$1,162,747,677
Cash collateral on deposit at broker for swap contracts	2,230,721
Receivables:
Dividends	1,160,019
Dividends and interest on OTC swaps contracts	278,897
Portfolio shares sold	59,294
Other assets	5,292
Total assets	1,166,481,900
Liabilities
Payables:
Portfolio shares redeemed	341,022
NYLIFE Distributors (See Note 3)	221,293
Shareholder communication	52,752
Professional fees	37,336
Custodian	6,211
Trustees	1,705
Accrued expenses	7,728
Total liabilities	668,047
Net assets	$1,165,813,853
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 81,934
Additional paid-in-capital	867,440,883
867,522,817
Total distributable earnings (loss)	298,291,036
Net assets	$1,165,813,853
Initial Class
Net assets applicable to outstanding shares	$ 107,062,341
Shares of beneficial interest outstanding	7,439,230
Net asset value per share outstanding	$ 14.39
Service Class
Net assets applicable to outstanding shares	$1,058,751,512
Shares of beneficial interest outstanding	74,494,562
Net asset value per share outstanding	$ 14.21

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
54	MainStay VP Equity Allocation Portfolio

Statement of Operations for the year ended December 31, 2021
Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$ 14,490,328
Interest	1,644
Total income	14,491,972
Expenses
Distribution/Service—Service Class (See Note 3)	2,651,749
Professional fees	89,454
Shareholder communication	71,372
Custodian	43,764
Trustees	24,653
Miscellaneous	39,565
Total expenses	2,920,557
Net investment income (loss)	11,571,415
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investment company transactions	68,302,886
Realized capital gain distributions from affiliated investment companies	88,141,355
Swap transactions	(943,762)
Net realized gain (loss)	155,500,479
Net change in unrealized appreciation (depreciation) on: Affiliated investments companies	42,945,671
Net realized and unrealized gain (loss)	198,446,150
Net increase (decrease) in net assets resulting from operations	$210,017,565
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
55

Statements of Changes in Net Assets
for the years ended December 31, 2021 and December 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 11,571,415	$ 13,999,807
Net realized gain (loss)	155,500,479	41,630,464
Net change in unrealized appreciation (depreciation)	42,945,671	97,042,610
Net increase (decrease) in net assets resulting from operations	210,017,565	152,672,881
Distributions to shareholders:
Initial Class	(5,190,094)	(5,868,206)
Service Class	(51,434,070)	(66,857,357)
Total distributions to shareholders	(56,624,164)	(72,725,563)
Capital share transactions:
Net proceeds from sales of shares	14,094,934	46,065,158
Net asset value of shares issued to shareholders in reinvestment of distributions	56,624,164	72,725,563
Cost of shares redeemed	(192,763,382)	(181,229,820)
Increase (decrease) in net assets derived from capital share transactions	(122,044,284)	(62,439,099)
Net increase (decrease) in net assets	31,349,117	17,508,219
Net Assets
Beginning of year	1,134,464,736	1,116,956,517
End of year	$1,165,813,853	$1,134,464,736
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
56	MainStay VP Equity Allocation Portfolio

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Initial Class	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 12.62	$ 11.80	$ 10.50	$ 12.65	$ 10.60
Net investment income (loss) (a)	0.18	0.18	0.21	0.18	0.12
Net realized and unrealized gain (loss)	2.33	1.49	2.25	(1.67)	2.26
Total from investment operations	2.51	1.67	2.46	(1.49)	2.38
Less distributions:
From net investment income	(0.27)	(0.27)	(0.36)	(0.19)	(0.12)
From net realized gain on investments	(0.47)	(0.58)	(0.80)	(0.47)	(0.21)
Total distributions	(0.74)	(0.85)	(1.16)	(0.66)	(0.33)
Net asset value at end of year	$ 14.39	$ 12.62	$ 11.80	$ 10.50	$ 12.65
Total investment return (b)	20.16%	15.02%	24.58%	(12.78)%	22.67%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.26%	1.64%	1.80%	1.42%	1.05%
Net expenses (c)	0.02%	0.03%	0.03%	0.02%	0.02%
Portfolio turnover rate	22%	26%	38%	28%	26%
Net assets at end of year (in 000's)	$ 107,062	$ 92,647	$ 83,143	$ 66,326	$ 76,504

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended December 31,
Service Class	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 12.47	$ 11.67	$ 10.39	$ 12.53	$ 10.51
Net investment income (loss) (a)	0.13	0.15	0.17	0.14	0.09
Net realized and unrealized gain (loss)	2.32	1.47	2.24	(1.65)	2.24
Total from investment operations	2.45	1.62	2.41	(1.51)	2.33
Less distributions:
From net investment income	(0.24)	(0.24)	(0.33)	(0.16)	(0.10)
From net realized gain on investments	(0.47)	(0.58)	(0.80)	(0.47)	(0.21)
Total distributions	(0.71)	(0.82)	(1.13)	(0.63)	(0.31)
Net asset value at end of year	$ 14.21	$ 12.47	$ 11.67	$ 10.39	$ 12.53
Total investment return (b)	19.86%	14.74%	24.27%	(12.99)%	22.36%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.97%	1.34%	1.49%	1.16%	0.81%
Net expenses (c)	0.27%	0.28%	0.28%	0.27%	0.27%
Portfolio turnover rate	22%	26%	38%	28%	26%
Net assets at end of year (in 000's)	$ 1,058,752	$ 1,041,818	$ 1,033,813	$ 929,230	$ 1,074,280

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
57

Notes to Financial Statements
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios” and each individually, referred to as a "Portfolio"). These financial statements and notes relate to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio (formerly known as MainStay VP Moderate Growth Allocation Portfolio) and MainStay VP Equity Allocation Portfolio (formerly known as MainStay VP Growth Allocation Portfolio) (collectively referred to as the “Allocation Portfolios” and each individually referred to as an “Allocation Portfolio”). Each is a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Allocation Portfolios are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Allocation Portfolios to, among others, certain NYLIAC separate accounts. The separate accounts are used to fund flexible premium deferred variable annuity contracts and variable life insurance policies.
The following table lists each Portfolio's share classes that have been registered and commenced operations:
Fund	Share Classes Commenced Operations[1]
MainStay VP Conservative Allocation Portfolio	Initial Class, Service Class
MainStay VP Moderate Allocation Portfolio	Initial Class, Service Class
MainStay VP Growth Allocation Portfolio	Initial Class, Service Class
MainStay VP Equity Allocation Portfolio	Initial Class, Service Class
1.	For each VP Allocation Portfolio, Initial Class and Service Class shares were registered for sale as of February 13, 2006.
Shares of the Allocation Portfolios are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Allocation Portfolios' shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Allocation Portfolios pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the respective Allocation Portfolios to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The investment objective for each of the Allocation Portfolios is as follows:
The MainStay VP Conservative Allocation Portfolio seeks current income and, secondarily, long-term growth of capital.
The MainStay VP Moderate Allocation Portfolio seeks long-term growth of capital and, secondarily, current income.
The MainStay VP Growth Allocation Portfolio seeks long-term growth of capital and, secondarily, current income.
The MainStay VP Equity Allocation Portfolio seeks long-term growth of capital.
The Allocation Portfolios are "fund-of-funds" that seek to achieve their investment objectives by investing in mutual funds and exchange-traded funds ("ETFs") managed by New York Life Investment Management LLC ("New York Life Investments" or "Manager") or its affiliates (the “Underlying Portfolios/Funds”).
Note 2–Significant Accounting Policies
The Allocation Portfolios are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Allocation Portfolios prepare their financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follow the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Allocation Portfolios are open for business ("valuation date").
The Board of Trustees of the Fund (the "Board") adopted procedures establishing methodologies for the valuation of each Allocation Portfolio's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Allocation Portfolios' assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"). To assess the appropriateness of security valuations, the Manager or the Allocation Portfolios' third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The

58	MainStay VP Asset Allocation Funds

Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price an Allocation Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of each Allocation Portfolio. Unobservable inputs reflect each Allocation Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including each Allocation Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of each Allocation Portfolio’s assets and liabilities as of December 31, 2021, is included at the end of the Portfolio of Investments.
Investments in Underlying Portfolios/Funds are valued at their respective NAVs at the close of business each day, except for investment in ETFs.
Investments in ETFs are valued at the last quoted sales price as of the close of regular trading on the relevant exchange on each valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Securities held by the Underlying Portfolios/Funds are valued using policies consistent with those used by the Underlying Portfolios/Funds. Equity securities, including shares of ETFs, are generally valued at the last quoted sales price as of the close of regular trading on the relevant exchange on each valuation date.
Total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, are based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Allocation Portfolios will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and these securities are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Allocation Portfolios' policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of each Allocation Portfolio within the allowable time limits.
The Manager evaluates each Allocation Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of
59

Notes to Financial Statements (continued)
tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Allocation Portfolios' tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Allocation Portfolios' financial statements. The Allocation Portfolios' federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Allocation Portfolios intend to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the respective Allocation Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Allocation Portfolios record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividends and distributions received by the Allocation Portfolios from the Underlying Portfolios are recorded on the ex-dividend date. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Allocation Portfolios are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Allocation Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Allocation Portfolios, including those of related parties to the Allocation Portfolios, are shown in the Statement of Operations.
Additionally, the Allocation Portfolios may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights. In addition, the Allocation
Portfolios bear a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which they invest. Because the Underlying Portfolios/Funds have varied expense and fee levels and the Allocation Portfolios may own different pro-portions of the Underlying Portfolios/Funds at different times, the amount of fees and expenses incurred indirectly by each Allocation Portfolio may vary.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Swap Contracts. The Allocation Portfolios may enter into credit default, interest rate, equity, index and currency exchange rate swap contracts (“swaps”). In a typical swap transaction, two parties agree to exchange the future returns (or differentials in rates of future returns) earned or realized at periodic intervals on a particular investment or instrument based on a notional principal amount. Generally, the Allocation Portfolios will enter into a swap on a net basis, which means that the two payment streams under the swap are netted, with the Allocation Portfolios receiving or paying (as the case may be) only the net amount of the two payment streams. Therefore, the Allocation Portfolios' current obligation under a swap generally will be equal to the net amount to be paid or received under the swap, based on the relative value of notional positions attributable to each counterparty to the swap. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the terms of the swap. Swap agreements are privately negotiated in the over the counter (“OTC”) market and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).
Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing and exchange-trading, and more types of standardized swaps are expected to be subject to mandatory clearing and exchange-trading in the future. The counterparty risk for exchange-traded and cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, the Allocation Portfolios typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Allocation Portfolios' exposure to the credit risk of its original counterparty. The Allocation Portfolios will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Allocation Portfolios would be required to post in an uncleared transaction. As of December 31, 2021, all swap positions outstanding are shown in the Portfolio of Investments.
Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is

60	MainStay VP Asset Allocation Funds

recorded as unrealized appreciation or depreciation. Any payments made or received upon entering into a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate on the Statement of Assets and Liabilities.
The Allocation Portfolios bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Allocation Portfolios may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar credit-worthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions.
Equity Swaps (Total Return Swaps). Total return swap contracts are agreements between counterparties to exchange cash flow, one based on a market-linked return of an individual asset or group of assets (such as an index), and the other on a fixed or floating rate. As a total return swap, an equity swap may be structured in different ways. For example, when the Allocation Portfolios enter into a “long” equity swap, the counterparty may agree to pay the Allocation Portfolios the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular referenced security or securities, plus the dividends that would have been received on those securities. In return, the Allocation Portfolios will generally agree to pay the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such referenced security or securities, plus, in certain instances, commissions or trading spreads on the notional amounts. Therefore, the Allocation Portfolios' return on the equity swap generally should equal the gain or loss on the notional amount, plus dividends on the referenced security or securities less the interest paid by the Allocation Portfolios on the notional amount. Alternatively, when the Allocation Portfolios enter into a “short” equity swap, the counterparty will generally agree to pay the Allocation Portfolios the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Allocation Portfolios sold a particular referenced security or securities short, less the dividend expense that the Allocation Portfolios would have incurred on the referenced security or securities, as adjusted for interest payments or other economic factors. In this situation, the Allocation Portfolios will generally be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested directly in the referenced security or securities.
Equity swaps generally do not involve the delivery of securities or other referenced assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Allocation Portfolios are contractually obligated to make. If the other party to an equity swap defaults, the Allocation Portfolios' risk of loss consists of the net amount of payments that the Allocation Portfolios are contractually entitled to receive, if any. The Allocation Portfolios will segregate cash or liquid assets, enter into offsetting transactions or use other measures permitted by applicable law to “cover” the Allocation Portfolios' current obligations. The Allocation Portfolios and New York Life Investments, however, believe these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Allocation Portfolios' borrowing restrictions.
Equity swaps are derivatives and their value can be very volatile. The Allocation Portfolios may engage in total return swaps to gain exposure to emerging markets securities, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions. To the extent that the Manager does not accurately analyze and predict future market trends, the values or assets or economic factors, the Allocation Portfolios may suffer a loss, which may be substantial. As of December 31, 2021, open swap agreements are shown in the Portfolio of Investments.
(H) LIBOR Replacement Risk. The Allocation Portfolios may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. However, certain LIBOR tenors will continue beyond 2021 and the most widely used LIBOR tenors may continue until mid-2023. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known. New York Life Investments is currently working to assess exposure and will modify contracts as necessary.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Allocation Portfolios' performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and
61

Notes to Financial Statements (continued)
illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Allocation Portfolios' performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. While the transition away from LIBOR has already begun with no material adverse effect to the Allocation Portfolios' performance, the transition is expected to last through mid-2023 for some LIBOR tenors. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period.
(I) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Allocation Portfolios enter into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Allocation Portfolios' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Allocation Portfolios that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Allocation Portfolios.
(J) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Allocation Portfolios' derivative and hedging activities, including how such activities are accounted for and their effect on the Allocation Portfolios' financial positions, performance and cash flows.
The Allocation Portfolios entered into total return swap contracts to seek to enhance returns or reduce the risk of loss by hedging certain of the Allocation Portfolios' holdings.
MainStay VP Conservative Allocation Portfolio
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2021:
Net Realized Gain (Loss) from:	Equity Contracts Risk	Total
Swap Contracts	$683,852	$683,852
Total Net Realized Gain (Loss)	$683,852	$683,852

Average Notional Amount	Total
Swap Contracts Long	$ 81,904,296
Swap Contracts Short	$(36,789,079)
MainStay VP Moderate Allocation Portfolio
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2021:
Net Realized Gain (Loss) from:	Equity Contracts Risk	Total
Swap Contracts	$2,039,182	$2,039,182
Total Net Realized Gain (Loss)	$2,039,182	$2,039,182

Average Notional Amount	Total
Swap Contracts Long	$136,182,902
Swap Contracts Short	$ (65,077,718)
MainStay VP Growth Allocation Portfolio
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2021:
Net Realized Gain (Loss) from:	Equity Contracts Risk	Total
Swap Contracts	$1,678,905	$1,678,905
Total Net Realized Gain (Loss)	$1,678,905	$1,678,905

Average Notional Amount	Total
Swap Contracts Long	$ 219,173,589
Swap Contracts Short	$(106,243,874)
MainStay VP Equity Allocation Portfolio
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2021:
Net Realized Gain (Loss) from:	Equity Contracts Risk	Total
Swap Contracts	$(943,762)	$(943,762)
Total Net Realized Gain (Loss)	$(943,762)	$(943,762)

Average Notional Amount	Total
Swap Contracts Long	$123,736,820
Swap Contracts Short	$ (84,040,578)
Note 3–Fees and Related Party Transactions
(A) Manager.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Allocation Portfolios' Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”) and is responsible for the day-to-day portfolio management of the Allocation Portfolios. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Allocation Portfolios. Except for the portion of salaries and expenses that are the responsibility

62	MainStay VP Asset Allocation Funds

of the Allocation Portfolios, the Manager pays the salaries and expenses of all personnel affiliated with the Allocation Portfolios and certain operational expenses of the Allocation Portfolios. During a portion of the year ended December 31, 2021, the Allocation Portfolios reimbursd New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Allocation Portfolios.
The Allocation Portfolios do not pay any fees to the Manager in return for the services performed under the Management Agreement. The Allocation Portfolios do, however, indirectly pay a proportionate share of the management fees paid to the managers of the Underlying Funds in which the Allocation Portfolios invest.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Allocation Portfolios pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Allocation Portfolios, maintaining the general ledger and sub-ledger accounts for the calculation of the Allocation Portfolios' respective NAVs, and assisting New York Life Investments in conducting various aspects of the Allocation Portfolios' administrative operations. For providing these services to the Allocation Portfolios, JPMorgan is compensated by New York Life Investments.
Prior to February 22, 2021, these services were provided by State Street.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Allocation Portfolios. The Allocation Portfolios will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Allocation Portfolios.
(B) Distribution and Service Fees.  The Fund, on behalf of the Allocation Portfolios, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Allocation Portfolios have adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the respective Allocation Portfolio.
(C) Investments in Affiliates (in 000’s).  During the year ended December 31, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
MainStay VP Conservative Allocation Portfolio
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
IQ 50 Percent Hedged FTSE International ETF	$ 14,322	$ 100	$ (2,061)	$ 232	$ 1,196	$ 13,789	$ 432	$ —	550
IQ 500 International ETF	11,409	474	(1,683)	204	1,072	11,476	425	—	353
IQ Candriam ESG International Equity ETF	12,059	—	(1,582)	465	662	11,604	332	—	387
IQ Candriam ESG U.S. Equity ETF	19,112	1,754	(5,503)	1,565	3,642	20,570	242	—	494
IQ Chaikin U.S. Large Cap ETF	13,446	7	(1,826)	442	2,537	14,606	158	—	403
IQ Chaikin U.S. Small Cap ETF	6,251	71	(3,102)	1,023	370	4,613	66	—	126
IQ S&P High Yield Low Volatility Bond ETF	7,049	151	(7,100)	76	(176)	—	105	—	—
MainStay Epoch Capital Growth Fund Class I	2,548	630	(623)	60	(61)	2,554	3	583	188
MainStay Epoch International Choice Fund Class I	7,627	255	(1,126)	120	164	7,040	180	—	172
MainStay MacKay Short Duration High Yield Fund Class I	53,201	12,160	(24,374)	128	424	41,539	1,911	—	4,237
MainStay Short Term Bond Fund Class I	—	3,601	(3,533)	(68)	—	—	36	9	—
MainStay U.S. Government Liquidity Fund	22,830	196,455	(162,937)	—	—	56,348	5	—	56,348
MainStay VP Bond Portfolio Initial Class	49,624	2,670	(12,150)	1,153	(3,652)	37,645	686	1,174	2,609
MainStay VP Candriam Emerging Markets Equity Portfolio Initial Class (a)	11,057	1,337	(1,991)	530	(703)	10,230	110	—	917
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class	11,941	2,450	(1,307)	165	2,157	15,406	297	—	849
MainStay VP Floating Rate Portfolio Initial Class	21,199	32,716	(2,115)	(61)	115	51,854	1,272	—	5,855
63

Notes to Financial Statements (continued)
MainStay VP Conservative Allocation Portfolio (continued)
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay VP Indexed Bond Portfolio Initial Class	$ 280,683	$ 19,262	$ (67,509)	$ 6,862	$ (26,689)	$ 212,609	$ 6,084	$ 8,398	20,646
MainStay VP MacKay High Yield Corporate Bond Portfolio Initial Class	—	29,343	(609)	(11)	(982)	27,741	1,337	—	2,790
MainStay VP MacKay International Equity Portfolio Initial Class	8,073	2,413	(3,676)	765	(705)	6,870	6	649	382
MainStay VP MacKay S&P 500 Index Portfolio Initial Class	37,381	379	(33,766)	12,488	(5,862)	10,620	204	174	118
MainStay VP PIMCO Real Return Portfolio Initial Class	7,078	129	(583)	62	271	6,957	36	—	701
MainStay VP Small Cap Growth Portfolio Initial Class	16,155	2,231	(9,419)	3,116	(3,158)	8,925	—	1,308	509
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class	10,147	3,932	(1,651)	127	1,890	14,445	284	173	1,037
MainStay VP Wellington Growth Portfolio Initial Class (b)	5,992	14,473	(758)	221	(334)	19,594	43	1,901	489
MainStay VP Wellington Mid Cap Portfolio Initial Class (c)	9,783	463	(1,908)	56	1,506	9,900	56	175	606
MainStay VP Wellington Small Cap Portfolio Initial Class (d)	6,717	821	(1,569)	401	760	7,130	25	—	517
MainStay VP Wellington U.S. Equity Portfolio Initial Class (e)	—	9,862	—	—	535	10,397	39	215	302
MainStay VP Winslow Large Cap Growth Portfolio Initial Class	22,519	2,527	(8,036)	2,464	1,003	20,477	—	1,734	540
MainStay WMC Enduring Capital Fund Class R6 (f)(g)	12,942	6,443	(8,196)	(1,059)	(1,392)	8,738	36	6,407	246
MainStay WMC International Research Equity Fund Class I (h)	6,116	1,466	(1,208)	(163)	649	6,860	180	—	866
MainStay WMC Value Fund Class R6 (i)(j)	14,991	7,087	(3,727)	191	(3,722)	14,820	147	6,933	465
	$ 702,252	$ 355,662	$ (375,628)	$ 31,554	$ (28,483)	$ 685,357	$ 14,737	$ 29,833

(a)	Prior to May 1, 2021, known as MainStay VP Emerging Markets Equity Portfolio Initial Class.
(b)	Prior to May 1, 2021, known as MainStay VP MacKay Growth Portfolio Initial Class.
(c)	Prior to May 1, 2021, known as MainStay VP MacKay Mid Cap Core Portfolio Initial Class.
(d)	Prior to May 1, 2021, known as MainStay VP MacKay Small Cap Core Portfolio Initial Class.
(e)	Prior to May 1, 2021, known as MainStay VP MacKay Common Stock Portfolio Initial Class.
(f)	As of April 26, 2021, the Fund exchanged in a nontaxable transfer all shares of the MainStay Epoch U.S. All Cap Fund Class R6 into the newly launched MainStay WMC Enduring Capital Fund Class R6.
(g)	As of April 27, 2021, the Fund exchanged in a nontaxable transfer all shares of the MainStay WMC Enduring Capital Fund Class I into the newly launched MainStay WMC Enduring Capital Fund Class R6.
(h)	Prior to March 5, 2021, known as MainStay MacKay International Opportunities Fund Class I.
(i)	Prior to April 26, 2021, known as MainStay MAP Equity Fund Class I.
(j)	As of April 27, 2021, the Fund exchanged in a nontaxable transfer all shares of the MainStay WMC Value Fund Class I into the newly launched MainStay WMC Value Fund Class R6.

MainStay VP Moderate Allocation Portfolio
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
IQ 50 Percent Hedged FTSE International ETF	$ 24,322	$ —	$ (5,129)	$ 669	$ 1,752	$ 21,614	$ 693	$ —	863
IQ 500 International ETF	30,000	253	(5,510)	710	2,610	28,063	1,016	—	863
64	MainStay VP Asset Allocation Funds

MainStay VP Moderate Allocation Portfolio (continued)
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
IQ Candriam ESG International Equity ETF	$ 19,430	$ 6,383	$ (620)	$ 199	$ 1,751	$ 27,143	$ 717	$ —	906
IQ Candriam ESG U.S. Equity ETF	36,733	8,846	(1,830)	730	11,449	55,928	592	—	1,343
IQ Chaikin U.S. Large Cap ETF	35,922	22	(6,862)	1,607	5,988	36,677	396	—	1,013
IQ Chaikin U.S. Small Cap ETF	10,445	7,926	(8,662)	2,222	750	12,681	201	—	346
IQ S&P High Yield Low Volatility Bond ETF	10,834	374	(11,052)	114	(270)	—	162	—	—
MainStay Epoch Capital Growth Fund Class I	3,917	994	(317)	55	(94)	4,555	6	988	335
MainStay Epoch International Choice Fund Class I	25,145	508	(6,545)	980	(1)	20,087	508	—	492
MainStay MacKay Short Duration High Yield Fund Class I	54,503	17,858	(35,266)	165	512	37,772	1,859	—	3,852
MainStay Short Term Bond Fund Class I	—	5,694	(5,587)	(107)	—	—	55	14	—
MainStay U.S. Government Liquidity Fund	35,517	308,717	(257,639)	—	—	86,595	8	—	86,595
MainStay VP Bond Portfolio Initial Class	51,927	2,853	(17,820)	978	(3,376)	34,562	640	1,095	2,396
MainStay VP Candriam Emerging Markets Equity Portfolio Initial Class (a)	32,779	543	(7,928)	1,653	(1,804)	25,243	290	—	2,263
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class	36,333	825	(8,247)	123	6,076	35,110	786	—	1,935
MainStay VP Floating Rate Portfolio Initial Class	5,429	50,560	(2,049)	(8)	(50)	53,882	1,112	—	6,083
MainStay VP Indexed Bond Portfolio Initial Class	293,707	19,631	(99,037)	9,642	(28,751)	195,192	5,673	7,831	18,955
MainStay VP MacKay High Yield Corporate Bond Portfolio Initial Class	—	45,869	(1,068)	(27)	(1,535)	43,239	2,099	—	4,349
MainStay VP MacKay International Equity Portfolio Initial Class	10,397	8,900	(707)	273	(611)	18,252	18	1,937	1,015
MainStay VP MacKay S&P 500 Index Portfolio Initial Class	71,458	853	(61,747)	24,693	(11,093)	24,164	461	393	269
MainStay VP PIMCO Real Return Portfolio Initial Class	10,893	260	(826)	87	430	10,844	57	—	1,093
MainStay VP Small Cap Growth Portfolio Initial Class	33,784	9,650	(16,803)	5,633	(6,389)	25,875	—	3,887	1,476
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class	31,943	1,366	(9,313)	(466)	6,140	29,670	695	424	2,130
MainStay VP Wellington Growth Portfolio Initial Class (b)	18,846	19,504	(6,084)	1,451	(1,039)	32,678	72	3,189	815
MainStay VP Wellington Mid Cap Portfolio Initial Class (c)	31,932	670	(10,015)	2,127	2,707	27,421	159	501	1,679
MainStay VP Wellington Small Cap Portfolio Initial Class (d)	15,554	1,920	(416)	(52)	2,773	19,779	78	—	1,435
MainStay VP Wellington U.S. Equity Portfolio Initial Class (e)	—	15,102	—	—	766	15,868	36	199	461
MainStay VP Winslow Large Cap Growth Portfolio Initial Class	55,366	3,989	(8,758)	3,017	5,062	58,676	—	3,982	1,547
MainStay WMC Enduring Capital Fund Class R6 (f)(g)	35,599	16,444	(16,953)	1,037	(6,417)	29,710	123	16,321	837
MainStay WMC International Research Equity Fund Class I (h)	21,815	552	(4,943)	(977)	2,660	19,107	507	—	2,411
65

Notes to Financial Statements (continued)
MainStay VP Moderate Allocation Portfolio (continued)
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay WMC Value Fund Class R6 (i)(j)	$ 40,635	$ 17,450	$ (9,868)	$ 1,811	$ (10,273)	$ 39,755	$ 362	$ 17,066	1,247
	$ 1,085,165	$ 574,516	$ (627,601)	$ 58,339	$ (20,277)	$ 1,070,142	$ 19,381	$ 57,827

(a)	Prior to May 1, 2021, known as MainStay VP Emerging Markets Equity Portfolio Initial Class.
(b)	Prior to May 1, 2021, known as MainStay VP MacKay Growth Portfolio Initial Class.
(c)	Prior to May 1, 2021, known as MainStay VP MacKay Mid Cap Core Portfolio Initial Class.
(d)	Prior to May 1, 2021, known as MainStay VP MacKay Small Cap Core Portfolio Initial Class.
(e)	Prior to May 1, 2021, known as MainStay VP MacKay Common Stock Portfolio Initial Class.
(f)	As of April 26, 2021, the Fund exchanged in a nontaxable transfer all shares of the MainStay Epoch U.S. All Cap Fund Class R6 into the newly launched MainStay WMC Enduring Capital Fund Class R6.
(g)	As of April 27, 2021, the Fund exchanged in a nontaxable transfer all shares of the MainStay WMC Enduring Capital Fund Class I into the newly launched MainStay WMC Enduring Capital Fund Class R6.
(h)	Prior to March 5, 2021, known as MainStay MacKay International Opportunities Fund Class I.
(i)	Prior to April 26, 2021, known as MainStay MAP Equity Fund Class I.
(j)	As of April 27, 2021, the Fund exchanged in a nontaxable transfer all shares of the MainStay WMC Value Fund Class I into the newly launched MainStay WMC Value Fund Class R6.

MainStay VP Growth Allocation Portfolio
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
IQ 50 Percent Hedged FTSE International ETF	$ 41,263	$ —	$ (3,898)	$ 474	$ 3,807	$ 41,646	$ 1,318	$ —	1,662
IQ 500 International ETF	70,393	104	(12,295)	2,469	5,494	66,165	2,420	—	2,035
IQ Candriam ESG International Equity ETF	24,894	14,864	(256)	84	2,588	42,174	1,051	—	1,407
IQ Candriam ESG U.S. Equity ETF	71,473	22,534	(7,947)	2,274	23,108	111,442	1,233	—	2,677
IQ Chaikin U.S. Large Cap ETF	74,711	20	(5,222)	1,328	16,101	86,938	932	—	2,401
IQ Chaikin U.S. Small Cap ETF	17,245	4,666	(126)	27	4,625	26,437	301	—	721
IQ S&P High Yield Low Volatility Bond ETF	18,024	766	(18,527)	181	(444)	—	273	—	—
MainStay Epoch Capital Growth Fund Class I	6,518	1,659	(556)	106	(170)	7,557	10	1,649	556
MainStay Epoch International Choice Fund Class I	63,234	1,343	(14,079)	4,172	(1,633)	53,037	1,343	—	1,298
MainStay MacKay Short Duration High Yield Fund Class I	90,674	30,847	(60,647)	285	845	62,004	3,095	—	6,324
MainStay Short Term Bond Fund Class I	—	9,569	(9,392)	(177)	—	—	92	22	—
MainStay U.S. Government Liquidity Fund	49,196	555,867	(470,773)	—	—	134,290	12	—	134,290
MainStay VP Bond Portfolio Initial Class	32,398	706	(28,534)	1,687	(2,301)	3,956	97	165	274
MainStay VP Candriam Emerging Markets Equity Portfolio Initial Class (a)	79,737	726	(17,246)	3,633	(4,167)	62,683	726	—	5,619
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class	82,128	2,002	(12,537)	268	14,655	86,516	1,932	—	4,767
MainStay VP Floating Rate Portfolio Initial Class	9,032	83,871	(4,356)	(15)	(83)	88,449	1,846	—	9,986
66	MainStay VP Asset Allocation Funds

MainStay VP Growth Allocation Portfolio (continued)
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay VP Indexed Bond Portfolio Initial Class	$ 183,242	$ 3,937	$ (159,413)	$ (3,534)	$ (1,814)	$ 22,418	$ 856	$ 1,182	2,177
MainStay VP MacKay High Yield Corporate Bond Portfolio Initial Class	—	76,556	(2,981)	(60)	(2,536)	70,979	3,482	—	7,140
MainStay VP MacKay International Equity Portfolio Initial Class	29,531	4,487	(257)	69	(674)	33,156	39	4,176	1,844
MainStay VP MacKay S&P 500 Index Portfolio Initial Class	148,274	2,187	(110,201)	42,874	(12,602)	70,532	1,181	1,007	786
MainStay VP PIMCO Real Return Portfolio Initial Class	18,122	673	(1,857)	202	662	17,802	94	—	1,793
MainStay VP Small Cap Growth Portfolio Initial Class	121,943	11,396	(56,827)	19,789	(19,974)	76,327	—	11,396	4,354
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class	71,125	3,001	(15,273)	459	12,828	72,140	1,696	1,034	5,179
MainStay VP Wellington Growth Portfolio Initial Class (b)	38,429	23,618	(8,267)	1,871	(1,023)	54,628	138	6,130	1,363
MainStay VP Wellington Mid Cap Portfolio Initial Class (c)	67,461	1,808	(16,113)	1,810	8,690	63,656	368	1,157	3,897
MainStay VP Wellington Small Cap Portfolio Initial Class (d)	60,390	500	(14,735)	873	9,608	56,636	222	—	4,109
MainStay VP Wellington U.S. Equity Portfolio Initial Class (e)	—	15,049	—	—	662	15,711	15	85	457
MainStay VP Winslow Large Cap Growth Portfolio Initial Class	122,219	8,415	(30,230)	10,920	7,822	119,146	—	8,415	3,142
MainStay WMC Enduring Capital Fund Class R6 (f)(g)	71,349	37,226	(32,168)	(4,949)	(8,524)	62,934	246	36,980	1,773
MainStay WMC International Research Equity Fund Class I (h)	55,766	1,370	(10,011)	(1,565)	5,908	51,468	1,371	—	6,495
MainStay WMC Value Fund Class R6 (i)(j)	90,137	41,704	(16,255)	4,712	(25,403)	94,895	865	40,820	2,976
	$ 1,808,908	$ 961,471	$ (1,140,979)	$ 90,267	$ 36,055	$ 1,755,722	$ 27,254	$ 114,218

(a)	Prior to May 1, 2021, known as MainStay VP Emerging Markets Equity Portfolio Initial Class.
(b)	Prior to May 1, 2021, known as MainStay VP MacKay Growth Portfolio Initial Class.
(c)	Prior to May 1, 2021, known as MainStay VP MacKay Mid Cap Core Portfolio Initial Class.
(d)	Prior to May 1, 2021, known as MainStay VP MacKay Small Cap Core Portfolio Initial Class.
(e)	Prior to May 1, 2021, known as MainStay VP MacKay Common Stock Portfolio Initial Class.
(f)	As of April 26, 2021, the Fund exchanged in a nontaxable transfer all shares of the MainStay Epoch U.S. All Cap Fund Class R6 into the newly launched MainStay WMC Enduring Capital Fund Class R6.
(g)	As of April 27, 2021, the Fund exchanged in a nontaxable transfer all shares of the MainStay WMC Enduring Capital Fund Class I into the newly launched MainStay WMC Enduring Capital Fund Class R6.
(h)	Prior to March 5, 2021, known as MainStay MacKay International Opportunities Fund Class I.
(i)	Prior to April 26, 2021, known as MainStay MAP Equity Fund Class I.
(j)	As of April 27, 2021, the Fund exchanged in a nontaxable transfer all shares of the MainStay WMC Value Fund Class I into the newly launched MainStay WMC Value Fund Class R6.

67

Notes to Financial Statements (continued)
MainStay VP Equity Allocation Portfolio
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
IQ 50 Percent Hedged FTSE International ETF	$ 23,239	$ 49	$ (658)	$ 95	$ 2,322	$ 25,047	$ 778	$ —	1,000
IQ 500 International ETF	50,814	256	(7,509)	1,284	4,415	49,260	1,795	—	1,515
IQ Candriam ESG International Equity ETF	17,844	21,814	(142)	47	2,112	41,675	963	—	1,390
IQ Candriam ESG U.S. Equity ETF	69,281	11,740	(18,027)	7,112	14,703	84,809	1,031	—	2,037
IQ Chaikin U.S. Large Cap ETF	46,551	1,833	(222)	45	11,372	59,579	620	—	1,645
IQ Chaikin U.S. Small Cap ETF	8,540	35,428	(16,711)	2,660	539	30,456	273	—	831
MainStay Epoch Capital Growth Fund Class I	4,052	1,039	(375)	58	(98)	4,676	6	1,033	344
MainStay Epoch International Choice Fund Class I	46,636	1,044	(8,363)	2,531	(698)	41,150	1,043	—	1,007
MainStay U.S. Government Liquidity Fund	28,141	231,883	(225,102)	—	—	34,922	3	—	34,922
MainStay VP Candriam Emerging Markets Equity Portfolio Initial Class (a)	66,393	1,137	(11,666)	3,691	(4,376)	55,179	634	—	4,947
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class	67,585	1,732	(9,092)	298	12,225	72,748	1,625	—	4,008
MainStay VP MacKay International Equity Portfolio Initial Class	38,142	4,812	(6,076)	1,865	(2,198)	36,545	43	4,664	2,032
MainStay VP MacKay S&P 500 Index Portfolio Initial Class	146,224	2,925	(76,644)	25,618	6,627	104,750	1,417	1,208	1,167
MainStay VP Small Cap Growth Portfolio Initial Class	69,758	5,657	(31,425)	8,926	(8,297)	44,619	—	5,590	2,545
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class	60,492	6,751	(11,886)	(620)	12,233	66,970	1,570	957	4,808
MainStay VP Wellington Growth Portfolio Initial Class (b)	35,564	40,914	(6,211)	1,436	(2,118)	69,585	183	8,152	1,736
MainStay VP Wellington Mid Cap Portfolio Initial Class (c)	50,281	1,530	(11,892)	1,889	6,011	47,819	275	865	2,927
MainStay VP Wellington Small Cap Portfolio Initial Class (d)	32,259	9,365	(10,689)	758	4,893	36,586	108	—	2,654
MainStay VP Wellington U.S. Equity Portfolio Initial Class (e)	—	31,745	—	—	2,029	33,774	239	1,311	982
MainStay VP Winslow Large Cap Growth Portfolio Initial Class	102,494	6,646	(40,050)	13,851	771	83,712	—	6,646	2,208
MainStay WMC Enduring Capital Fund Class R6 (f)(g)	44,574	27,072	(34,071)	(8,415)	(2,503)	26,657	102	24,638	751
MainStay WMC International Research Equity Fund Class I (h)	41,274	1,203	(5,079)	(695)	3,845	40,548	1,081	—	5,117
MainStay WMC Value Fund Class R6 (i)(j)	81,922	33,778	(29,024)	5,869	(20,863)	71,682	701	33,077	2,248
	$ 1,132,060	$ 480,353	$ (560,914)	$ 68,303	$ 42,946	$ 1,162,748	$ 14,490	$ 88,141

(a)	Prior to May 1, 2021, known as MainStay VP Emerging Markets Equity Portfolio Initial Class.
(b)	Prior to May 1, 2021, known as MainStay VP MacKay Growth Portfolio Initial Class.
(c)	Prior to May 1, 2021, known as MainStay VP MacKay Mid Cap Core Portfolio Initial Class.
(d)	Prior to May 1, 2021, known as MainStay VP MacKay Small Cap Core Portfolio Initial Class.
(e)	Prior to May 1, 2021, known as MainStay VP MacKay Common Stock Portfolio Initial Class.
(f)	As of April 26, 2021, the Fund exchanged in a nontaxable transfer all shares of the MainStay Epoch U.S. All Cap Fund Class R6 into the newly launched MainStay WMC Enduring Capital Fund Class R6.
(g)	As of April 27, 2021, the Fund exchanged in a nontaxable transfer all shares of the MainStay WMC Enduring Capital Fund Class I into the newly launched MainStay WMC Enduring Capital Fund Class R6.
(h)	Prior to March 5, 2021, known as MainStay MacKay International Opportunities Fund Class I.
(i)	Prior to April 26, 2021, known as MainStay MAP Equity Fund Class I.
(j)	As of April 27, 2021, the Fund exchanged in a nontaxable transfer all shares of the MainStay WMC Value Fund Class I into the newly launched MainStay WMC Value Fund Class R6.
68	MainStay VP Asset Allocation Funds

Note 4-Federal Income Tax
As of December 31, 2021, the cost and unrealized appreciation (depreciation) of each Allocation Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
MainStay VP Conservative Allocation Portfolio
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$646,265,023	$41,640,781	$(3,875,047)	$37,765,734

MainStay VP Moderate Allocation Portfolio
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$985,934,748	$101,358,193	$(18,816,169)	$82,542,024

MainStay VP Growth Allocation Portfolio
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,551,820,717	$216,728,309	$(17,775,550)	$198,952,759

MainStay VP Equity Allocation Portfolio
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$996,450,257	$173,337,393	$(10,768,322)	$162,569,071
As of December 31, 2021, the components of accumulated gain (loss) on a tax basis were as follows:
Fund	Ordinary income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
MainStay VP Conservative Allocation Portfolio	$38,778,478	$ 36,062,624	$(22,582,133)	$ 39,092,404	$ 91,351,373
MainStay VP Moderate Allocation Portfolio	60,632,242	72,167,674	(40,928,445)	84,207,659	176,079,130
MainStay VP Growth Allocation Portfolio	90,433,495	136,707,575	(54,449,070)	203,901,143	376,593,143
MainStay VP Equity Allocation Portfolio	54,259,582	110,895,035	(33,161,001)	166,297,420	298,291,036
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, and straddle loss deferral. The other temporary differences are primarily due to loss deferrals from related party transactions.
During the years ended December 31, 2021 and December 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2021			2020
	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
MainStay VP Conservative Allocation Portfolio	$11,965,362	$ 7,845,270	$19,810,632	$12,422,569	$10,643,895	$ 23,066,464
MainStay VP Moderate Allocation Portfolio	13,534,930	24,914,684	38,449,614	24,336,060	27,395,134	51,731,194
MainStay VP Growth Allocation Portfolio	39,542,625	21,478,395	61,021,020	46,464,860	58,463,443	104,928,303
MainStay VP Equity Allocation Portfolio	24,489,536	32,134,628	56,624,164	21,490,445	51,235,118	72,725,563

69

Notes to Financial Statements (continued)
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Allocation Portfolios. Custodial fees are charged to each Allocation Portfolio based on each Allocation Portfolio's net assets and/or the market value of securities held by each Allocation Portfolio and the number of certain transactions incurred by each Allocation Portfolio.
Prior to February 22, 2021, these services were provided by State Street. The services provided by State Street were a direct expense of the Allocation Portfolio and are included in the Statement of Operations as Custodian fees which totaled $6,220, $6,229, $6,523, $6,200 for MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, respectively, for the period January 1, 2021 through February 21, 2021.
Note 6–Line of Credit
The Allocation Portfolios and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Allocation Portfolios and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 26, 2022, although the Allocation Portfolios, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2021, there were no borrowings made or outstanding with respect to the Allocation Portfolios under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Allocation Portfolios, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Allocation Portfolios and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2021, there were no interfund loans made or outstanding with respect to the Allocation Portfolios.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended December 31, 2021, purchases and sales of securities, other than short-term securities, were as follows:
Fund	Purchases	Sales
MainStay VP Conservative Allocation Portfolio	$159,225	$212,690
MainStay VP Moderate Allocation Portfolio	265,815	369,962
MainStay VP Growth Allocation Portfolio	405,635	670,207
MainStay VP Equity Allocation Portfolio	248,475	335,812
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended December 31, 2021 and December 31, 2020, were as follows:
MainStay VP Conservative Allocation Portfolio
Initial Class	Shares	Amount
Year ended December 31, 2021:
Shares sold	69,728	$ 893,700
Shares issued to shareholders in reinvestment of distributions	41,966	531,222
Shares redeemed	(125,379)	(1,600,275)
Net increase (decrease)	(13,685)	$ (175,353)
Year ended December 31, 2020:
Shares sold	165,444	$ 1,939,398
Shares issued to shareholders in reinvestment of distributions	47,741	565,783
Shares redeemed	(265,881)	(3,099,423)
Net increase (decrease)	(52,696)	$ (594,242)

Service Class	Shares	Amount
Year ended December 31, 2021:
Shares sold	4,557,876	$ 57,791,405
Shares issued to shareholders in reinvestment of distributions	1,539,656	19,279,410
Shares redeemed	(9,342,412)	(118,516,266)
Net increase (decrease)	(3,244,880)	$ (41,445,451)
Year ended December 31, 2020:
Shares sold	6,002,972	$ 69,142,660
Shares issued to shareholders in reinvestment of distributions	1,918,707	22,500,681
Shares redeemed	(14,018,302)	(159,273,792)
Net increase (decrease)	(6,096,623)	$ (67,630,451)

70	MainStay VP Asset Allocation Funds

MainStay VP Moderate Allocation Portfolio
Initial Class	Shares	Amount
Year ended December 31, 2021:
Shares sold	260,832	$ 3,313,474
Shares issued to shareholders in reinvestment of distributions	160,287	1,998,108
Shares redeemed	(253,872)	(3,226,170)
Net increase (decrease)	167,247	$ 2,085,412
Year ended December 31, 2020:
Shares sold	204,811	$ 2,316,758
Shares issued to shareholders in reinvestment of distributions	206,627	2,317,718
Shares redeemed	(404,204)	(4,421,650)
Net increase (decrease)	7,234	$ 212,826

Service Class	Shares	Amount
Year ended December 31, 2021:
Shares sold	3,678,709	$ 46,219,794
Shares issued to shareholders in reinvestment of distributions	2,950,942	36,451,506
Shares redeemed	(13,770,387)	(172,248,655)
Net increase (decrease)	(7,140,736)	$ (89,577,355)
Year ended December 31, 2020:
Shares sold	3,821,150	$ 42,231,522
Shares issued to shareholders in reinvestment of distributions	4,444,138	49,413,476
Shares redeemed	(19,100,663)	(209,550,905)
Net increase (decrease)	(10,835,375)	$(117,905,907)
MainStay VP Growth Allocation Portfolio
Initial Class	Shares	Amount
Year ended December 31, 2021:
Shares sold	234,827	$ 3,096,018
Shares issued to shareholders in reinvestment of distributions	294,278	3,856,100
Shares redeemed	(662,806)	(8,743,863)
Net increase (decrease)	(133,701)	$ (1,791,745)
Year ended December 31, 2020:
Shares sold	282,309	$ 3,077,867
Shares issued to shareholders in reinvestment of distributions	512,542	5,689,162
Shares redeemed	(688,585)	(7,661,011)
Net increase (decrease)	106,266	$ 1,106,018

Service Class	Shares	Amount
Year ended December 31, 2021:
Shares sold	1,920,433	$ 25,173,011
Shares issued to shareholders in reinvestment of distributions	4,411,078	57,164,920
Shares redeemed	(25,432,281)	(331,191,286)
Net increase (decrease)	(19,100,770)	$(248,853,355)
Year ended December 31, 2020:
Shares sold	2,702,839	$ 27,957,649
Shares issued to shareholders in reinvestment of distributions	9,036,445	99,239,141
Shares redeemed	(33,868,042)	(371,555,875)
Net increase (decrease)	(22,128,758)	$(244,359,085)
MainStay VP Equity Allocation Portfolio
Initial Class	Shares	Amount
Year ended December 31, 2021:
Shares sold	176,557	$ 2,498,448
Shares issued to shareholders in reinvestment of distributions	377,511	5,190,094
Shares redeemed	(456,837)	(6,287,813)
Net increase (decrease)	97,231	$ 1,400,729
Year ended December 31, 2020:
Shares sold	400,067	$ 4,222,007
Shares issued to shareholders in reinvestment of distributions	520,600	5,868,206
Shares redeemed	(626,769)	(7,005,903)
Net increase (decrease)	293,898	$ 3,084,310

Service Class	Shares	Amount
Year ended December 31, 2021:
Shares sold	835,871	$ 11,596,486
Shares issued to shareholders in reinvestment of distributions	3,786,093	51,434,070
Shares redeemed	(13,659,563)	(186,475,569)
Net increase (decrease)	(9,037,599)	$(123,445,013)
Year ended December 31, 2020:
Shares sold	4,352,975	$ 41,843,151
Shares issued to shareholders in reinvestment of distributions	5,997,574	66,857,357
Shares redeemed	(15,422,860)	(174,223,917)
Net increase (decrease)	(5,072,311)	$ (65,523,409)
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and
71

Notes to Financial Statements (continued)
capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Allocation Portfolios' performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Allocation Portfolios as of and for the year ended December 31, 2021, events and transactions subsequent to December 31, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
72	MainStay VP Asset Allocation Funds

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MainStay VP Funds Trust and Shareholders of
MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio (formerly known as MainStay VP Moderate Growth Allocation Portfolio) and MainStay VP Equity Allocation Portfolio (formerly known as MainStay VP Growth Allocation Portfolio)
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio (four of the portfolios constituting MainStay VP Funds Trust, hereafter collectively referred to as the "Portfolios") as of December 31, 2021, the related statements of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2021 and each of the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
New York, New York
February 24, 2022
We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.
73

Board Consideration and Approval of Management Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio (“Portfolios”) and New York Life Investment Management LLC (“New York Life Investments”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 8–9, 2021 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of the Management Agreement for a one-year period.
In reaching the decision to approve the continuation of the Management Agreement, the Board considered information and materials furnished by New York Life Investments in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2021 through December 2021, including information and materials furnished by New York Life Investments in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on each Portfolio and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on each Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments that follow investment strategies similar to those of each Portfolio, if any, and, when applicable, the rationale for any differences in a Portfolio’s management fee and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of the Management Agreement. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of the Management Agreement reflect a year-long process and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of each Portfolio and investment-related matters for each Portfolio as well as presentations from New York Life Investments personnel. In addition, the Board took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to each Portfolio by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2021 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding each Portfolio’s distribution arrangements. In addition, the Board received information regarding each Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by the applicable share classes of each Portfolio, among other information.
In considering the continuation of the Management Agreement, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to each Portfolio by New York Life Investments; (ii) the qualifications of the portfolio managers of each Portfolio and the historical investment performance of each Portfolio and New York Life Investments; (iii) the costs of the services provided, and profits realized, by New York Life Investments with respect to its relationship with each Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if each Portfolio grows and the extent to which economies of scale have benefited or may benefit each Portfolio’s shareholders; and (v) the reasonableness of each Portfolio’s management fee and total ordinary operating expenses. Although the Board recognized that comparisons between each Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of each Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing each Portfolio.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments. The Board’s decision with respect to the Management Agreement may have also been based, in part, on the Board’s knowledge of New York Life Investments resulting from, among other things, the Board’s consideration of the Management Agreement in prior years, the advisory agreements for other funds in the

74	MainStay VP Asset Allocation Funds

MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which each Portfolio serves as an investment option, there are a range of investment options available to investors and that each Portfolio’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio.
The factors that figured prominently in the Board’s decision to approve the continuation of the Management Agreement during its December 8–9, 2021 meeting are summarized in more detail below. The Board considered on a Portfolio-by-Portfolio basis the factors and information deemed relevant and appropriate by the Trustees to evaluate the continuation of the Management Agreement, and the Board’s decision was made separately with respect to each Portfolio.
Nature, Extent and Quality of Services Provided by New York Life Investments
The Board examined the nature, extent and quality of the services that New York Life Investments provides to each Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of each Portfolio. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolios as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Portfolios.
The Board also considered the range of services that New York Life Investments provides to the Portfolios under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolios’ compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Portfolios. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Portfolios and noted that New York Life Investments is responsible for compensating the Trust’s officers.
The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that New York Life Investments provides to the Portfolios and considered the terms of the Management Agreement. The Board evaluated New York Life Investments’ experience and performance in serving as investment adviser to the Portfolios and advising other portfolios and New York Life Investments’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at New York Life Investments and New York Life Investments’ overall resources, legal and compliance environment, capabilities, reputation and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and acknowledged New York Life Investments’ commitment to further developing and strengthening compliance programs relating to the Portfolios. The Board reviewed New York Life Investments’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support each Portfolio. In this regard, the Board considered the qualifications and experience of the Portfolios’ portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
Because the Portfolios invest substantially all their assets in other funds advised by New York Life Investments or its affiliates, the Board considered information from New York Life Investments regarding the investment rationale and process for the allocation among and selection of the underlying funds in which the Portfolios invest.
In addition, the Board considered information provided by New York Life Investments regarding the operations of its business continuity plans in response to the ongoing COVID-19 pandemic, including the remote working environment.
Based on these considerations, the Board concluded that the Portfolios would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating each Portfolio’s investment performance, the Board considered investment performance results over various periods in light of each Portfolio’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, each Portfolio’s performance provided to the Board throughout the year. These reports include, among other items, information on each Portfolio’s gross and net returns, each Portfolio’s investment performance compared to relevant investment categories and each Portfolio’s benchmarks, each Portfolio’s risk-adjusted investment performance and each Portfolio’s investment performance as compared to peer funds, as appropriate, as well as
75

Board Consideration and Approval of Management Agreement (Unaudited) (continued)
portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of each Portfolio as compared to peer funds.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning each Portfolio’s investment performance as well as discussions between each Portfolio’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments had taken, or had agreed to take, to seek to enhance Portfolio investment performance and the results of those actions. In considering the investment performance of the Portfolios, the Board noted that the MainStay VP Conservative Allocation Portfolio underperformed its peer funds for the one- and three-year periods ended July 31, 2021, and performed in line with its peer funds for the five- and ten-year periods ended July 31, 2021. The Board further noted that the MainStay VP Moderate Allocation Portfolio underperformed its peer funds for the one-, three-, five- and ten-year periods ended July 2021. The Board considered its discussions with representatives from New York Life Investments regarding each Portfolio’s investment performance.
Based on these considerations, the Board concluded that its review of each Portfolio’s investment performance and related information supported a determination to approve the continuation of the Management Agreement.
Costs of the Services Provided, and Profits Realized, by New York Life Investments
The Board considered the costs of the services provided under the Management Agreement. The Board also considered the profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolios.
The Board noted that the Portfolios do not pay a management fee for the allocation and other management services provided by New York Life Investments but that shareholders of the Portfolios indirectly pay their pro rata share of the fees and expenses of the underlying funds in which the Portfolios invest. The Board considered that the Portfolios’ investments in underlying funds managed by New York Life Investments or its affiliates indirectly benefit New York Life Investments or its affiliates. The Board noted that it considers the profits realized by New York Life Investments and its affiliates with respect to the underlying MainStay Funds as part of the annual contract review process for those funds.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and profits realized by New York Life Investments and its affiliates, the Board considered, among other factors, New York Life Investments’ and its affiliates’ continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Portfolios. The Board also considered the financial resources of New York Life Investments and acknowledged that New York Life Investments must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments to continue to provide high-quality services to the Portfolios. The Board recognized that the Portfolios benefit from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from their relationships with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolios and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolios, including reputational and other indirect benefits. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolios, including the potential rationale for and costs associated with investments in this money market fund by the Portfolios, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolios. In addition, the Board requested and reviewed information regarding the Portfolios’ securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.
The Board noted that the Portfolios serve as investment options primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolios, New York Life Investments’ affiliates also earn revenues from serving the Portfolios in various other capacities, including as the Portfolios’ distributor. The Board considered information about these other

76	MainStay VP Asset Allocation Funds

revenues and their impact on the profitability of the relationship with the Portfolios to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Portfolios to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Portfolios on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolios were not excessive.
Management Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fees paid under the Management Agreement and each Portfolio’s total ordinary operating expenses.
In assessing the reasonableness of each Portfolio’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. Because the Portfolios do not pay a management fee to New York Life Investments, the Board considered the reasonableness of fees and expenses the Portfolios indirectly pay by investing in underlying funds that charge a management fee. The Board considered New York Life Investments’ process for monitoring and addressing potential conflicts of interest in the selection of underlying funds. In addition, the Board considered information provided by New York Life Investments on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of each Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolios and those of the similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolios, as compared with other investment advisory clients. Additionally, the Board considered the impact of voluntary waivers on each Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for each Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.
Based on the factors outlined above, the Board concluded that each Portfolio’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether each Portfolio’s expense structure permits economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with each Portfolio in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how each Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how each Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels. The Board noted that the Portfolios do not pay a management fee and that the Board separately considers economies of scale as part of its review of the management agreements of underlying MainStay Funds in which the Portfolios invest and the benefit of any breakpoints in the management fee schedules for the underlying MainStay Funds would pass through to shareholders of the Portfolios at the specified levels of underlying MainStay Fund assets.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of each Portfolio’s beneficial shareholders through each Portfolio’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of the Management Agreement.
77

Proxy Voting Policies and Procedures and Proxy Voting Record
Each VP Allocation Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
Each VP Allocation Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Allocation Portfolios' holdings report is available free of charge upon request by calling 800-624-6782 or by visiting the SEC’s website at www.sec.gov.
78	MainStay VP Asset Allocation Funds

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a
Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Nolan reached the age of 75 during the calendar year 2021. Accordingly, Mr. Nolan retired at the end of calendar year 2021, at which time, Ms. Hammond became a Trustee of the Portfolio. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Funds (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Yie-Hsin Hung* 1962	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010	78	MainStay Funds: Trustee since 2017 (12 Funds);
MainStay Funds Trust: Trustee since 2017 (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2017;
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee
since March 2021; and
Turtle Beach Corporation: Director since April 2021
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
79

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021;VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Committee since 2018
Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007***	President, Strategic Management Advisors LLC since 1990	78	MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 Funds); MainStay Funds Trust: Chairman since 2017 and Trustee since 1990 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay Funds: Trustee since 2006 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Richard H. Nolan, Jr.**** 1946	MainStay VP Funds Trust: Trustee since 2006***	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay Funds: Trustee since 2007 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Independent Trustees
80	MainStay VP Asset Allocation Funds

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (12 Funds);
MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Trustee since 2018, Chair of the Special Committee since 2019; and
Rhode Island School of Design: Trustee and Chair of the Finance Committee since 2015

Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC since 2018; President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds); MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Allstate Corporation: Director since 2015;
Partners in Health:Trustee since 2019 and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay Funds: Trustee since 1994 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund; Trustee since June 2021
**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
****	Pursuant to the Board's retirement policy, Mr. Nolan retired from the Board effective December 31, 2021.
Independent Trustees
81

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay VP Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since January 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust since 2017** and MainStay CBRE Global Infrastructure Megatrends Fund since 2021; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust since 2007**	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds Trust since 2009, MainStay Funds since 2007 and MainStay CBRE Global Infrastructure Megatrends Fund since 2021; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay VP Funds Trust since 2021, and 2014 to 2020	Vice President and Chief Compliance Officer, New York Life Investments Alternatives LLC and New York Life Investment Management Holdings LLC (since 2020); Vice President (since 2018) and Chief Compliance Officer (since 2016), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, IndexIQ Advisors LLC, IndexIQ Holdings Inc., IndexIQ LLC and IndexIQ Trust (since 2017); Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay Funds, MainStay Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2021 and 2014 to 2020); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust since 2010**	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds and MainStay Funds Trust since 2010 and MainStay CBRE Global Infrastructure Megatrends Fund since 2021
Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust since 2005**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds Trust since 2009 and MainStay Funds since 2005 and MainStay CBRE Global Infrastructure Megatrends Fund since 2021
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
82	MainStay VP Asset Allocation Funds

MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP MacKay S&P 500 Index Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP T. Rowe Price Equity Income Portfolio1
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Brown Advisory LLC
Baltimore, Maryland
Candriam Belgium S.A.*
Brussels, Belgium
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Capital Management LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
T. Rowe Price Associates, Inc.
Baltimore, Maryland
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
Effective on or about May 1, 2022, the MainStay VP T. Rowe Price Equity Income Portfolio will be renamed the MainStay VP American Century Sustainable Equity Portfolio.
Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC
Not part of the Annual Report

2021 Annual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2022 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
1803056	MSVPAA11-02/22
(NYLIAC) NI507

MainStay VP PIMCO Real Return Portfolio

Message from the President and Annual Report
December 31, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
The COVID-19 pandemic and inflation drove market performance during the 12-month reporting period ended December 31, 2021. Against all expectations, the pandemic remained a persistent force worldwide, with widespread outbreaks of highly transmissible variants disrupting life in many locations despite the widespread availability of effective vaccines. Supported by government stimulus and accommodative monetary policies, most global economies expanded, exceeding pre-pandemic levels. However, the pandemic continued to claim lives, and the recovery proved uneven, with some industries struggling in the face of labor shortages, supply-chain bottlenecks and sharply rising commodity prices.
Spurred by economic growth and rising inflationary pressures, positive investor sentiment buoyed stock markets while bond markets lagged. In the United States, the S&P 500® Index, a widely regarded benchmark of market performance, produced strong gains led by energy and real estate, followed by information technology and financials. Materials and consumer staples lagged the Index by a small margin, while health care and industrials trailed further behind. The traditionally defensive utilities and consumer staples sectors underperformed by a greater margin, with both sectors challenged by rising commodity prices, with communication services as the only sector to generate negative returns. Small- and mid-cap stocks, which outperformed for much of the reporting period, lost ground to large-cap stocks in the closing months of 2021 as risk appetites diminished and trailed for the year as a whole. Similarly, value stocks outperformed growth-oriented shares during the first half of the year, then fell behind in November and December. In developed international equity markets, the U.K. and Eurozone led Asia, while, overall, the international market lagged its U.S. counterpart, particularly during the second half of the reporting period. Emerging market equities suffered broad losses, though returns varied widely from country to country with some, such as India, producing solidly positive returns while others, most notably China, experiencing punishing declines.
U.S. and international bond markets produced mixed performance, buffeted by rising interest rates while supported by accommodative monetary policies and strong corporate financial results. Expectations for a quick economic recovery in early 2021 drove rising yields and a steep selloff in traditional safe havens, such as government bonds. A partial recovery in the summer of 2021 was followed by another dip in the fall, prompted by signals from central banks of their intention to soon withdraw monetary accommodation as a first step toward raising rates in an effort to combat rising inflation. Increasingly hawkish rhetoric from the U.S. Federal Reserve in November and December further pressured the fixed-income asset class. Corporate bonds fared relatively well given the positive corporate earnings environment and historically low default rates, with lower-rated issues significantly outperforming investment-grade credits. Emerging market corporate bonds came under pressure late in the reporting period due to slowing Chinese economic growth associated with a government regulatory crackdown and heightened concerns regarding a debt crisis in the Chinese real estate sector.
Today, the pandemic remains deeply felt in the economy and our personal lives. Yet, at the same time, post-pandemic trends are beginning to play an increasing role in the financial markets. As a MainStay VP investor, you can rely on us to manage our portfolios with a careful eye on the ever-changing investment landscape and provide you with disciplined investment tools to help you reach your financial goals. Thank you for your continued trust, which we strive to earn every day.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information, which includes information about MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended December 31, 2021
Class	Inception Date	One Year	Five Years	Since Inception	Gross Expense Ratio[1]
Initial Class Shares	2/17/2012	5.38%	5.28%	2.77%	0.83%
Service Class Shares	2/17/2012	5.12	5.01	2.53	1.08

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	One Year	Five Years	Since Inception
Bloomberg U.S. TIPS Index[1]	5.96%	5.34%	2.98%
Morningstar Inflation-Protected Bond Category Average[2]	5.46	4.81	2.45

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
1.	The Bloomberg U.S. TIPS Index is the primary benchmark. The Bloomberg U.S. TIPS Index includes all publicly issued U.S. Treasury Inflation-Protected Securities (“TIPS”) that have at least one year remaining to maturity and are rated investment grade. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The Morningstar Inflation-Protected Bond Category Average is representative of funds that invest primarily in debt securities that adjust their principal values in line with the rate of inflation. These bonds can be issued by any organization, but the U.S. Treasury is currently the largest issuer for these types of securities. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP PIMCO Real Return Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2021 to December 31, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2021 to December 31, 2021. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended
December 31, 2021. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 7/1/21	Ending Account Value (Based on Actual Returns and Expenses) 12/31/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2,3]
Initial Class Shares	$1,000.00	$1,036.70	$2.82	$1,022.43	$2.80	0.55%
Service Class Shares	$1,000.00	$1,035.40	$4.10	$1,021.17	$4.08	0.80%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
3.	Expenses are inclusive of dividends and interest on investments sold short.
6	MainStay VP PIMCO Real Return Portfolio

Portfolio Composition as of December 31, 2021 (Unaudited)
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of December 31, 2021 (excluding short-term investments) (Unaudited)
1.	U.S. Treasury Inflation Linked Notes, 0.125%-0.875%, due 4/15/22–7/15/31
2.	U.S. Treasury Inflation Linked Bonds, 0.125%-3.375%, due 1/15/25–2/15/51
3.	Italy Buoni Poliennali Del Tesoro, 0.40%-1.40%, due 5/26/25–5/15/30
4.	UMBS, Single Family, 30 Year, 3.50%-4.00%, due 2/25/52–3/25/52
5.	Nykredit Realkredit A/S, 0.50%-2.50%, due 10/1/43–10/1/53
6.	Japan Government CPI Linked Bond, 0.005%-0.10%, due 3/10/28–3/10/31
7.	United Kingdom Gilt Inflation Linked, 0.125%-1.875%, due 11/22/22–3/22/24
8.	Realkredit Danmark A/S, 1.00%-2.50%, due 4/1/47–10/1/53
9.	France Government Bond, 0.10%-0.25%, due 7/25/24–3/1/26
10.	Jyske Realkredit A/S, 0.50%-2.50%, due 10/1/43–10/1/53

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Stephen A. Rodosky and Daniel He of Pacific Investment Management Company LLC, the Portfolio’s Subadvisor.
How did MainStay VP PIMCO Real Return Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2021?
For the 12 months ended December 31, 2021, MainStay VP PIMCO Real Return Portfolio returned 5.38% for Initial Class shares and 5.12% for Service Class shares. Over the same period, both share classes underperformed the 5.96% return of the Bloomberg U.S. TIPS Index (“the Index”), which is the Portfolio’s benchmark, and the 5.46% return of the Morningstar Inflation-Protected Bond Category Average.1
What factors affected the Portfolio’s relative performance during the reporting period?
The following strategies detracted from the Portfolio’s performance relative to the Index during the reporting period:
•    Short U.K. breakeven inflation positioning (the difference between nominal and real yields) as inflation expectations in the region rose,
•    Yield curve2 positioning in U.S. interest rates, and
•    Yield curve positioning in Eurozone interest rates.
The following strategies made positive contributions to the Portfolio’s relative performance during the same period (Contributions take weightings and total returns into account.):
•    Tactical Eurozone breakeven inflation positioning as inflation expectations in the region rose,
•    Exposure to non-agency mortgage holdings,
•    Overweight U.S. breakeven inflation positioning as inflation expectations rose in the United States, and
•    Tactical Japanese breakeven inflation positioning as inflation expectations in the region rose.
During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?
Derivatives are used in the Portfolio to gain or decrease exposure to securities, markets or sectors; as a substitute for exposure that may not otherwise be accessible using cash bonds; for purposes of liquidity; or to take advantage of anticipated changes in market volatility.
U.S. and Eurozone breakeven inflation positioning—which were in part achieved using swaps, options, and futures—contributed positively to the Portfolio’s performance relative to the Index. Exposure to U.S. nominal duration,3 partially facilitated using futures and options, detracted from performance. Finally, currency exposure, using currency forwards, added modestly to performance.
What was the Portfolio’s duration strategy during the reporting period?
The Portfolio reduced overall duration relative to the Index from an overweight position to an underweight position during the reporting period. More specifically, the Portfolio maintained overweight exposure to real duration (nominal interest rates minus the inflation rate) in the United States. The Portfolio also maintained overweight exposure to U.S. breakeven inflation during the reporting period; this was positive for relative performance as inflation expectations increased. The Portfolio maintained underweight exposure to U.K. breakeven inflation throughout the reporting period. The Portfolio’s overall duration was increased over the reporting period, standing at 7.32 years as of December 31, 2021.
What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?
Overall, the Portfolio held underweight duration positioning relative to the Index, mainly sourced in front-end Eurozone and U.K. interest rates given their rich levels, and continued to be selective within yield curves and securities depending on prevailing valuations and market dislocations. The Portfolio held overweight U.S. breakeven inflation positioning given valuations below long-term fair value. The Portfolio also held modest overweight positions in Italian and Japanese inflation-linked bonds as they lagged global recovery and offered asymmetric payoffs.
During the reporting period, which market segments were the strongest positive contributors to the Portfolio's absolute performance and which market segments were particularly weak?
Within real duration, a long position in U.S. Treasury Inflation-Protected Securities (TIPS) added to performance as rates across the real yield curve declined at the front end of the curve. Overweight duration positions, specifically in the United States, detracted from performance amid rising global rates. Rising inflation expectations in the U.K. detracted from performance given the Portfolio's short exposure to U.K. breakeven inflation rates. Out-of-benchmark exposures to spread4 sectors such residential mortgage-backed securities added to

1.	See page 5 for more information on benchmark and peer group returns.
2.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
8	MainStay VP PIMCO Real Return Portfolio

performance. Lastly, currency strategies, namely a long position to a basket of emerging-market currencies, added to performance.
Did the Portfolio make any significant purchases or sales during the reporting period?
The Portfolio reduced overall duration relative to the Index from an overweight position to an underweight position during the reporting period. More specifically, the Portfolio maintained overweight exposure to real duration (nominal interest rates minus the inflation rate) in the United States. The Portfolio maintained an overweight position relative to U.S. breakeven inflation exposure during the reporting period, which was positive for relative performance as inflation expectations increased. Conversely, the Portfolio maintained an underweight position relative to U.K. breakeven inflation throughout the reporting period.
How was the Portfolio positioned at the end of the reporting period?
As of December 31, 2021, the Portfolio continued to hold overweight exposure to U.S. breakeven inflation. As of the same date, the Portfolio held an underweight duration position overall, and favored U.S. rates over other developed markets. The Portfolio continued to hold out-of-index exposure to mortgage-backed securities, corporate securities, bonds of non-U.S. developed nations and dollar-denominated emerging-market securities.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
9

Portfolio of Investments December 31, 2021†
	Principal Amount	Value
Long-Term Bonds 131.9%
Asset-Backed Securities 7.6%
Home Equity Asset-Backed Securities 1.6%
Argent Securities Trust
Series 2006-W4, Class A2C
0.422% (1 Month LIBOR + 0.32%), due 5/25/36 (a)	$ 299,154	$ 103,595
Countrywide Asset-Backed Certificates
Series 2007-8, Class 1A1
0.292% (1 Month LIBOR + 0.19%), due 11/25/37 (a)	1,597,495	1,545,241
Credit Suisse First Boston Mortgage Securities Corp.
Series 2001-HE17, Class A1
0.722% (1 Month LIBOR + 0.62%), due 1/25/32 (a)	657,291	646,681
Credit-Based Asset Servicing and Securitization LLC
Series 2007-CB6, Class A3
0.322% (1 Month LIBOR + 0.22%), due 7/25/37 (a)(b)	906,705	727,604
First Franklin Mortgage Loan Trust
Series 2006-FF17, Class A2
0.222% (1 Month LIBOR + 0.12%), due 12/25/36 (a)	473,464	429,079
GSAA Home Equity Trust
Series 2006-17, Class A3A
0.582% (1 Month LIBOR + 0.48%), due 11/25/36 (a)	1,101,509	511,302
Home Equity Asset Trust
Series 2005-8, Class M2
0.542% (1 Month LIBOR + 0.675%), due 2/25/36 (a)	295,110	294,888
Lehman XS Trust
Series 2007-20N, Class A1
1.252% (1 Month LIBOR + 1.15%), due 12/25/37 (a)	34,237	36,260
Long Beach Mortgage Loan Trust
Series 2006-7, Class 2A2
0.222% (1 Month LIBOR + 0.12%), due 8/25/36 (a)	239,174	124,385
Mastr Asset-Backed Securities Trust
Series 2006-WMC4, Class A5
0.252% (1 Month LIBOR + 0.15%), due 10/25/36 (a)	117,099	50,273
Morgan Stanley ABS Capital I, Inc. Trust
Series 2005-WMC1, Class M3
0.882% (1 Month LIBOR + 0.78%), due 1/25/35 (a)	159,576	159,285
	Principal Amount	Value

Home Equity Asset-Backed Securities (continued)
New Century Home Equity Loan Trust
Series 2004-4, Class M1
0.867% (1 Month LIBOR + 0.765%), due 2/25/35 (a)	$ 60,219	$ 59,672
Option One Mortgage Loan Trust
Series 2006-1, Class M1
0.642% (1 Month LIBOR + 0.54%), due 1/25/36 (a)	1,200,000	1,183,564
Popular ABS Mortgage Pass-Through Trust
Series 2006-A, Class M2
0.972% (1 Month LIBOR + 0.87%), due 2/25/36 (a)	1,238,000	1,222,971
RASC Trust (a)
Series 2006-KS6, Class A4
0.352% (1 Month LIBOR + 0.25%), due 8/25/36	91,893	91,715
Series 2006-EMX4, Class A4
0.562% (1 Month LIBOR + 0.23%), due 6/25/36	580,993	570,856
Series 2005-KS8, Class M4
0.987% (1 Month LIBOR + 0.59%), due 8/25/35	289,732	289,740
Series 2005-EMX1, Class M2
1.197% (1 Month LIBOR + 1.095%), due 3/25/35	631,322	628,122
Saxon Asset Securities Trust
Series 2007-3, Class 1A
0.412% (1 Month LIBOR + 0.31%), due 9/25/37 (a)	125,274	123,430
Securitized Asset-Backed Receivables LLC Trust (a)
Series 2006-HE2, Class A2C
0.402% (1 Month LIBOR + 0.30%), due 7/25/36	357,059	198,754
Series 2006-HE1, Class A2C
0.422% (1 Month LIBOR + 0.32%), due 7/25/36	580,114	273,925
Soundview Home Loan Trust (a)
Series 2007-OPT2, Class 2A3
0.283% (1 Month LIBOR + 0.18%), due 7/25/37	185,386	177,780
Series 2007-OPT1, Class 1A1
0.302% (1 Month LIBOR + 0.20%), due 6/25/37	295,135	256,179
		9,705,301

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP PIMCO Real Return Portfolio

	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities 6.0%
Anchorage Capital CLO 11 Ltd.
Series 2019-11A, Class AR
1.268% (3 Month LIBOR + 1.14%), due 7/22/32 (a)(b)	$ 300,000	$ 300,067
Anchorage Capital CLO 6 Ltd.
Series 2015-6A, Class ARR
1.174% (3 Month LIBOR + 1.05%), due 7/15/30 (a)(b)	500,000	500,024
Apidos CLO XXVI
Series 2017-26A, Class A1AR
1.022% (3 Month LIBOR + 0.90%), due 7/18/29 (a)(b)	800,000	799,998
Apidos CLO XXVII
Series 2017-27A, Class A1R
1.052% (3 Month LIBOR + 0.93%), due 7/17/30 (a)(b)	600,000	600,098
Arch Street CLO Ltd.
Series 2016-2A, Class AR2
1.132% (3 Month LIBOR + 1.00%), due 10/20/28 (a)(b)	414,892	414,914
ARES European CLO X DAC
Series 10A, Class AR
0.78% (3 Month EURIBOR + 0.78%), due 10/15/31 (a)(b)	EUR 1,100,000	1,251,376
ARES XL CLO Ltd.
Series 2016-40A, Class A1RR
0.99% (3 Month LIBOR + 0.87%), due 1/15/29 (a)(b)	$ 1,300,000	1,300,012
Atlas Senior Loan Fund Ltd.
Series 2017-8A, Class A
1.272% (3 Month LIBOR + 1.15%), due 1/16/30 (a)(b)	1,200,000	1,197,106
Atrium XII
Series 12A, Class AR
0.958% (3 Month LIBOR + 0.83%), due 4/22/27 (a)(b)	268,876	269,119
Benefit Street Partners CLO XVI Ltd.
Series 2018-16A, Class A1R
1.152% (3 Month LIBOR + 1.03%), due 1/17/32 (a)(b)	300,000	300,049
Black Diamond CLO Designated Activity Co.
Series 2015-1A, Class A1R
0.65% (3 Month EURIBOR + 0.65%), due 10/3/29 (a)(b)	EUR 78,932	89,865
	Principal Amount	Value

Other Asset-Backed Securities (continued)
Black Diamond CLO Ltd.
Series 2017-2A, Class A1
0.86% (3 Month EURIBOR + 0.86%), due 1/20/32 (a)(b)	EUR 1,000,000	$ 1,138,501
BlueMountain Fuji EUR CLO V DAC
Series 5A, Class A
0.91% (3 Month EURIBOR + 0.91%), due 1/15/33 (a)(b)	1,100,000	1,251,160
Carlyle Global Market Strategies CLO Ltd.
Series 2013-1A, Class A1RR
1.105% (3 Month LIBOR + 0.95%), due 8/14/30 (a)(b)	$ 600,000	599,999
Carlyle Global Market Strategies Euro CLO Ltd.
Series 2014-2A, Class AR1
0.75% (3 Month EURIBOR + 0.75%), due 11/15/31 (a)(b)	EUR 1,000,000	1,132,761
Carlyle US CLO Ltd.
Series 2017-1A, Class A1R
1.132% (3 Month LIBOR + 1.00%), due 4/20/31 (a)(b)	$ 700,000	698,572
CIFC Funding 2017-IV Ltd.
Series 2017-4A, Class A1R
1.074% (3 Month LIBOR + 0.95%), due 10/24/30 (a)(b)	400,000	400,012
Crestline Denali CLO XV Ltd.
Series 2017-1A, Class AR
1.162% (3 Month LIBOR + 1.03%), due 4/20/30 (a)(b)	300,000	299,999
Dryden 52 Euro CLO DAC
Series 2017-52A, Class AR
0.86% (3 Month EURIBOR + 0.86%), due 5/15/34 (a)(b)	EUR 500,000	566,457
Gallatin CLO VIII Ltd.
Series 2017-1A, Class A1R
1.177% (3 Month LIBOR + 1.09%), due 7/15/31 (a)(b)	$ 400,000	399,680
Jubilee CLO DAC
Series 2015-16A, Class A1R
0.197% (3 Month EURIBOR + 0.80%), due 12/15/29 (a)(b)	EUR 1,612,879	1,831,268
KVK CLO Ltd.
Series 2013-1A, Class AR
1.027% (3 Month LIBOR + 0.90%), due 1/14/28 (a)(b)	$ 312,927	312,930
LCM 30 Ltd.
Series 30A, Class AR
1.212% (3 Month LIBOR + 1.08%), due 4/20/31 (a)(b)	1,350,000	1,350,038
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments December 31, 2021† (continued)
	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
LCM XIII LP
Series 13A, Class AR3
1.086% (3 Month LIBOR + 0.87%), due 7/19/27 (a)(b)	$ 1,700,000	$ 1,698,565
LCM XV LP
Series 15A, Class AR2
1.132% (3 Month LIBOR + 1.00%), due 7/20/30 (a)(b)	400,000	400,004
Legacy Mortgage Asset Trust
Series 2019-GS3, Class A1
3.75%, due 4/25/59 (b)(c)	131,828	132,272
MacKay Shields Euro DAC
Series 2A, Class A
1.55% (3 Month EURIBOR + 1.55%), due 8/15/33 (a)(b)	EUR 242,948	276,840
Magnetite XVIII Ltd.
Series 2016-18A, Class AR2
1.023% (3 Month LIBOR + 0.88%), due 11/15/28 (a)(b)	$ 400,000	399,969
Man GLG Euro CLO II DAC
Series 2A, Class A1R
0.87% (3 Month EURIBOR + 0.87%), due 1/15/30 (a)(b)	EUR 201,485	229,128
Marathon CLO V Ltd.
Series 2013-5A, Class A1R
1.03% (3 Month LIBOR + 0.87%), due 11/21/27 (a)(b)	$ 295,859	295,889
MidOcean Credit CLO II
Series 2013-2A, Class ARR
1.159% (3 Month LIBOR + 1.03%), due 1/29/30 (a)(b)	300,000	299,999
MP CLO VII Ltd.
Series 2015-1A, Class AR3
1.012% (3 Month LIBOR + 0.89%), due 10/18/28 (a)(b)	494,262	494,261
OCP CLO Ltd.
Series 2015-9A, Class A1R
0.924% (3 Month LIBOR + 0.80%), due 7/15/27 (a)(b)	2,652	2,652
OSD CLO Ltd.
Series 2021-23A, Class A
0.877% (3 Month LIBOR + 0.87%), due 4/17/31 (a)(b)	1,300,000	1,298,407
OZLM VIII Ltd.
Series 2014-8A, Class A1R3
1.20% (3 Month LIBOR + 0.98%), due 10/17/29 (a)(b)	400,000	400,000
	Principal Amount	Value

Other Asset-Backed Securities (continued)
OZLM XXIV Ltd.
Series 2019-24A, Class A1AR
1.292% (3 Month LIBOR + 1.16%), due 7/20/32 (a)(b)	$ 200,000	$ 199,922
Palmer Square Loan Funding Ltd. (a)(b)
Series 2021-4A, Class A1
0.928% (3 Month LIBOR + 0.80%), due 10/15/29	500,000	500,118
Series 2021-3A, Class A1
0.971% (3 Month LIBOR + 0.80%), due 7/20/29	1,400,000	1,400,000
Rad CLO 5 Ltd.
Series 2019-5A, Class AR
1.331% (3 Month LIBOR + 1.12%), due 7/24/32 (a)(b)	1,700,000	1,700,000
Romark CLO Ltd.
Series 2017-1A, Class A1R
1.154% (3 Month LIBOR + 1.03%), due 10/23/30 (a)(b)	400,000	399,802
Saranac CLO VI Ltd.
Series 2018-6A, Class A1R
1.341% (3 Month LIBOR + 1.14%), due 8/13/31 (a)(b)	300,000	299,595
SLM Student Loan Trust
Series 2004-3A, Class A6B
0.674% (3 Month LIBOR + 0.55%), due 10/25/64 (a)(b)	405,856	402,798
Sound Point CLO IX Ltd.
Series 2015-2A, Class ARRR
1.342% (3 Month LIBOR + 1.21%), due 7/20/32 (a)(b)	500,000	499,803
Sound Point CLO XIV Ltd.
Series 2016-3A, Class AR2
1.114% (3 Month LIBOR + 0.99%), due 1/23/29 (a)(b)	1,014,529	1,014,028
Sound Point CLO XV Ltd.
Series 2017-1A, Class ARR
1.024% (3 Month LIBOR + 0.90%), due 1/23/29 (a)(b)	1,100,000	1,100,013
Stratus CLO Ltd.
Series 2021-3A, Class A
1.17% (3 Month LIBOR + 0.95%), due 12/29/29 (a)(b)	400,000	400,000
Symphony CLO XIV Ltd.
Series 2014-14A, Class AR
1.077% (3 Month LIBOR + 0.95%), due 7/14/26 (a)(b)	101,767	101,769

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP PIMCO Real Return Portfolio

	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
THL Credit Wind River CLO Ltd.
Series 2019-3A, Class AR
1.204% (3 Month LIBOR + 1.08%), due 4/15/31 (a)(b)	$ 300,000	$ 299,890
Venture 36 CLO Ltd.
Series 2019-36A, Class A1AR
1.262% (3 Month LIBOR + 1.13%), due 4/20/32 (a)(b)	600,000	599,999
Venture XX CLO Ltd.
Series 2015-20A, Class AR
0.944% (3 Month LIBOR + 0.82%), due 4/15/27 (a)(b)	139,599	139,599
Venture XXI CLO Ltd.
Series 2015-21A, Class AR
1.004% (3 Month LIBOR + 0.88%), due 7/15/27 (a)(b)	450,558	450,563
Venture XXIV CLO Ltd.
Series 2016-24A, Class ARR
1.032% (3 Month LIBOR + 0.90%), due 10/20/28 (a)(b)	371,929	371,772
Vibrant CLO VI Ltd.
Series 2017-6A, Class AR
1.164% (3 Month LIBOR + 0.95%), due 6/20/29 (a)(b)	1,021,264	1,021,286
Vibrant CLO XI Ltd.
Series 2019-11A, Class A1R1
1.252% (3 Month LIBOR + 1.12%), due 7/20/32 (a)(b)	400,000	399,538
Voya CLO Ltd.
Series 2017-1A, Class A1R
1.072% (3 Month LIBOR + 0.95%), due 4/17/30 (a)(b)	1,000,000	1,000,008
Z Capital Credit Partners CLO Ltd.
Series 2015-1A, Class A1R
1.072% (3 Month LIBOR + 0.95%), due 7/16/27 (a)(b)	28,536	28,535
		35,261,029
Total Asset-Backed Securities (Cost $45,143,109)		44,966,330
Corporate Bonds 5.8%
Auto Manufacturers 0.0% ‡
Nissan Motor Acceptance Co. LLC
2.65%, due 7/13/22 (b)	200,000	201,740
	Principal Amount	Value

Banks 2.7%
Banco Bilbao Vizcaya Argentaria SA
Series Reg S
5.875% (EUR 5 Year Interest Swap Rate + 5.66%), due 9/24/23 (a)(d)	EUR 400,000	$ 483,293
Bank of America Corp.
Series FF
5.875%, due 3/15/28 (d)(e)	$ 190,000	211,375
Credit Suisse Group Funding Guernsey Ltd.
3.80%, due 9/15/22	300,000	306,473
ING Bank NV
2.625%, due 12/5/22 (b)	400,000	407,267
Lloyds Banking Group plc
Series Reg S
4.947% (5 Month EURIBOR ICE Swap Rate + 5.29%), due 6/27/25 (a)(d)	EUR 200,000	247,692
NatWest Group plc
1.77% (3 Month LIBOR + 1.55%), due 6/25/24 (a)	$ 300,000	304,726
4.519%, due 6/25/24 (e)	200,000	209,225
Nykredit Realkredit A/S
Series Reg S
0.50%, due 10/1/43	DKK 12,857,738	1,841,446
Series Reg S
1.00%, due 10/1/50	45,793,317	6,677,557
Series Reg S
1.00%, due 10/1/53	500,000	70,920
Series Reg S
1.00%, due 10/1/53	2,100,000	302,363
Series Reg S
1.50%, due 10/1/53	8,078,640	1,192,864
Series Reg S
1.50%, due 10/1/53	10,900,000	1,628,980
Series 01E
1.50%, due 10/1/53	100,000	14,368
Series Reg S
2.00%, due 10/1/53	300,000	45,158
Series Reg S
2.00%, due 10/1/53	500,000	76,622
Series 01E
2.50%, due 10/1/47	1,924	315
UniCredit SpA
7.83%, due 12/4/23 (b)	$ 1,800,000	2,003,778
		16,024,422
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments December 31, 2021† (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Beverages 0.0% ‡
Keurig Dr Pepper, Inc.
4.057%, due 5/25/23	$ 52,000	$ 54,215
Commercial Services 0.0% ‡
RELX Capital, Inc.
3.50%, due 3/16/23	100,000	102,936
Distribution & Wholesale 0.1%
Toyota Tsusho Corp.
3.625%, due 9/13/23	200,000	208,250
Diversified Financial Services 2.5%
Ally Financial, Inc.
4.125%, due 2/13/22	200,000	200,789
Avolon Holdings Funding Ltd.
2.528%, due 11/18/27 (b)	66,000	64,113
Jyske Realkredit A/S
Series CCE
0.50%, due 10/1/43	DKK 2,517,194	360,890
Series Reg S
1.00%, due 10/1/50	16,365,096	2,385,723
Series CCE
1.00%, due 10/1/53	6,664,211	944,623
Series CCE
1.50%, due 10/1/53	1,700,000	254,400
Series CCE
1.50%, due 10/1/53	2,000,000	295,160
Series 111E
2.50%, due 10/1/47	5,148	842
Mitsubishi HC Capital, Inc.
2.652%, due 9/19/22 (b)	$ 200,000	202,202
Nordea Kredit Realkreditaktieselskab
0.50%, due 10/1/43	DKK 966,392	138,705
Series Reg S
1.00%, due 10/1/50	11,375,613	1,661,833
1.00%, due 10/1/53	200,000	28,812
1.50%, due 10/1/53	10,599,989	1,567,186
1.50%, due 10/1/53	2,700,000	404,460
1.50%, due 10/1/53	500,000	71,953
2.00%, due 10/1/53	400,000	61,359
2.50%, due 10/1/47	2,197	359
Realkredit Danmark A/S
Series Reg S
1.00%, due 10/1/50	16,400,000	2,387,673
Series Reg S
1.00%, due 10/1/53	19,099,810	2,709,158
	Principal Amount	Value

Diversified Financial Services (continued)
Realkredit Danmark A/S (continued)
Series Reg S
1.00%, due 10/1/53	DKK 1,500,000	$ 216,146
Series Reg S
1.50%, due 10/1/53	3,100,000	463,668
Series Reg S
1.50%, due 10/1/53	1,500,000	221,313
Series 28S
2.00%, due 10/1/53	1,700,000	255,896
Series 23S
2.50%, due 4/1/47	10,175	1,662
		14,898,925
Food 0.1%
Conagra Brands, Inc.
3.25%, due 9/15/22	$ 200,000	203,276
Danone SA
3.00%, due 6/15/22 (b)(f)	200,000	202,186
		405,462
Home Builders 0.0% ‡
DR Horton, Inc.
5.75%, due 8/15/23	100,000	106,220
Home Furnishings 0.2%
Panasonic Corp.
2.536%, due 7/19/22 (b)	800,000	806,346
Media 0.1%
Charter Communications Operating LLC
4.464%, due 7/23/22	600,000	608,856
Oil & Gas 0.1%
Petrobras Global Finance BV
5.093%, due 1/15/30	543,000	564,758
Pharmaceuticals 0.0% ‡
Cigna Corp.
3.75%, due 7/15/23	73,000	75,913
Total Corporate Bonds (Cost $35,081,326)		34,058,043

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP PIMCO Real Return Portfolio

	Principal Amount	Value
Foreign Government Bonds 9.9%
Argentina 0.0% ‡
Argentine Republic Government Bond (h)
34.162%, due 10/4/22 (g)	ARS 1,756	$ 9
36.165% (BADLARPP + 2.00%), due 4/3/22 (a)	2,854,000	27,625
		27,634
Australia 0.4%
Australia Government Bond (i)
Series Reg S
1.25%, due 2/21/22	AUD 1,174,432	858,930
Series Reg S
3.00%, due 9/20/25	1,871,515	1,585,614
		2,444,544
Canada 0.1%
Canadian Government Real Return Bond
4.25%, due 12/1/26 (i)	CAD 983,082	980,789
France 1.0%
France Government Bond (i)
Series Reg S
0.10%, due 3/1/26 (b)	EUR 3,213,832	4,018,696
Series Reg S
0.25%, due 7/25/24	1,436,539	1,759,101
		5,777,797
Italy 4.3%
Italy Buoni Poliennali Del Tesoro (b)(i)
Series Reg S
0.40%, due 5/15/30	8,948,715	11,068,365
Series Reg S
1.40%, due 5/26/25	11,512,075	14,210,982
		25,279,347
Japan 1.9%
Japan Government CPI Linked Bond (i)
0.005%, due 3/10/31	JPY 227,074,400	2,050,046
0.10%, due 3/10/28	424,965,480	3,819,997
0.10%, due 3/10/29	610,191,630	5,508,859
		11,378,902
New Zealand 0.5%
New Zealand Government Inflation Linked Bond (i)
Series Reg S
2.00%, due 9/20/25	NZD 2,078,820	1,553,864
	Principal Amount	Value

New Zealand (continued)
New Zealand Government Inflation Linked Bond (i) (continued)
Series Reg S
2.50%, due 9/20/35	NZD 901,840	$ 778,703
Series Reg S
3.00%, due 9/20/30	572,450	485,465
		2,818,032
Peru 0.2%
Peru Government Bond
5.94%, due 2/12/29	PEN 1,300,000	333,237
6.15%, due 8/12/32	2,600,000	653,346
		986,583
Qatar 0.0% ‡
Qatar Government Bond
Series Reg S
3.875%, due 4/23/23	$ 300,000	311,895
United Kingdom 1.5%
United Kingdom Gilt Inflation Linked (i)
Series Reg S
0.125%, due 3/22/24	GBP 3,346,278	4,956,793
Series Reg S
1.875%, due 11/22/22	2,579,036	3,721,877
		8,678,670
Total Foreign Government Bonds (Cost $58,552,497)		58,684,193
Mortgage-Backed Securities 4.3%
Agency (Collateralized Mortgage Obligations) 3.3%
FHLMC
REMIC, Series 4779, Class WF
0.436% (1 Month LIBOR + 0.35%), due 7/15/44 (a)	$ 212,122	212,660
FHLMC, STRIPS
Series 278, Class F1
0.56% (1 Month LIBOR + 0.45%), due 9/15/42 (a)	219,912	219,811
GNMA (a)
REMIC, Series 2018-H15, Class FG
0.382% (12 Month LIBOR + 0.15%), due 8/20/68	413,245	406,409
REMIC, Series 2017-H10, Class FB
1.029% (12 Month LIBOR + 0.75%), due 4/20/67	257,530	259,379
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments December 31, 2021† (continued)
	Principal Amount	Value
Mortgage-Backed Securities (continued)
Agency (Collateralized Mortgage Obligations) (continued)
UMBS, Single Family, 30 Year (j)
3.50%, due 3/25/52 TBA	$ 11,800,000	$ 12,387,115
4.00%, due 2/25/52 TBA	5,480,000	5,825,696
		19,311,070
Commercial Mortgage Loans (Collateralized Mortgage Obligation) 0.0% ‡
AREIT Trust
Series 2020-CRE4, Class A
2.782% (SOFR 30A + 2.734%), due 4/15/37 (a)(b)	108,045	108,027
Whole Loan (Collateralized Mortgage Obligations) 1.0%
Alternative Loan Trust
Series 2005-29CB, Class A4
5.00%, due 7/25/35	30,970	23,152
Series 2007-1T1, Class 1A1
6.00%, due 3/25/37	568,016	313,528
CHL Mortgage Pass-Through Trust
Series 2007-1, Class A1
6.00%, due 3/25/37	28,911	20,544
Citigroup Mortgage Loan Trust
Series 2007-AR4, Class 1A1A
3.173%, due 3/25/37 (k)	222,454	223,120
Citigroup Mortgage Loan Trust, Inc.
Series 2004-NCM2, Class 1CB1
5.50%, due 8/25/34	152,412	155,172
Eurosail-UK plc (a)
Series Reg S, Class A3A
1.045% (3 Month Sterling LIBOR + 0.95%), due 6/13/45	GBP 123,495	166,872
Series Reg S, Class A3C
1.045% (3 Month Sterling LIBOR + 0.95%), due 6/13/45	32,928	44,429
Series 2007-3A, Class A3C
1.045% (3 Month Sterling LIBOR + 0.95%), due 6/13/45 (b)	32,928	44,429
GreenPoint Mortgage Funding Trust
Series 2006-AR4, Class A6A
0.462% (1 Month LIBOR + 0.36%), due 9/25/46 (a)	$ 74,039	72,722
IndyMac INDX Mortgage Loan Trust (a)
Series 2005-AR12, Class 2A1A
0.582% (1 Month LIBOR + 0.48%), due 7/25/35	108,648	106,013
	Principal Amount	Value

Whole Loan (Collateralized Mortgage Obligations) (continued)
IndyMac INDX Mortgage Loan Trust (a) (continued)
Series 2005-AR14, Class 1A1A
0.662% (1 Month LIBOR + 0.56%), due 7/25/35	$ 807,818	$ 653,436
Merrill Lynch Mortgage Investors Trust
Series 2005-A4, Class 1A
2.469%, due 7/25/35 (k)	163,012	106,195
New Residential Mortgage Loan Trust (b)(g)
Series 2019-RPL3, Class A1
2.75%, due 7/25/59	263,506	268,327
Series 2018-3A, Class A1
4.50%, due 5/25/58	148,065	157,629
OBX Trust
Series 2018-1, Class A2
0.752% (1 Month LIBOR + 0.65%), due 6/25/57 (a)(b)	36,043	36,069
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
Series 2005-2, Class M7
1.902% (1 Month LIBOR + 1.80%), due 4/25/35 (a)	100,000	101,489
RALI Trust
Series 2006-QH1, Class A1
0.482% (1 Month LIBOR + 0.38%), due 12/25/36 (a)	882,569	850,499
Residential Asset Securitization Trust
Series 2006-A10, Class A5
6.50%, due 9/25/36	224,234	120,745
Residential Mortgage Securities 32 plc
Series 32A, Class A
1.412% (SONIA3M IR + 1.25%), due 6/20/70 (a)(b)	GBP 161,558	220,424
Thornburg Mortgage Securities Trust
Series 2004-2, Class A1
0.723% (1 Month LIBOR + 0.62%), due 6/25/44 (a)	$ 619,622	605,500
Towd Point Mortgage Funding Granite 4 plc
Series 2019-GR4A, Class A1
1.236% (3 Month Sterling LIBOR + 1.025%), due 10/20/51 (a)(b)	GBP 790,517	1,076,910
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust
Series 2007-HY1, Class A2A
0.262% (1 Month LIBOR + 0.16%), due 2/25/37 (a)	$ 467,224	421,956

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP PIMCO Real Return Portfolio

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Whole Loan (Collateralized Mortgage Obligations) (continued)
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust (continued)
Series 2006-5, Class 2CB1
6.00%, due 7/25/36	$ 36,946	$ 32,903
		5,822,063
Total Mortgage-Backed Securities (Cost $25,384,420)		25,241,160
U.S. Government & Federal Agencies 104.3%
Federal National Mortgage Association (Mortgage Pass-Through Securities) 0.1%
FNMA (a)
1.282% (12 Month Monthly Treasury Average Index + 1.199%), due 6/1/43	164,338	167,332
2.423% (1 Year Treasury Constant Maturity Rate + 2.36%), due 11/1/34	190,486	201,648
4.026% (11th District Cost of Funds Index + 1.926%), due 12/1/36	114,020	121,744
		490,724
United States Treasury Bonds 0.3%
U.S. Treasury Bonds
1.625%, due 11/15/50	2,080,000	1,937,894
United States Treasury Inflation - Indexed Notes 103.9%
U.S. Treasury Inflation Linked Bonds (i)
0.125%, due 2/15/51	5,216,237	6,173,457
0.25%, due 2/15/50	2,775,616	3,356,705
0.625%, due 2/15/43	2,141,393	2,660,658
0.75%, due 2/15/42	6,401,834	8,086,249
0.75%, due 2/15/45	6,976,946	8,975,832
0.875%, due 2/15/47	13,340,666	18,007,894
1.00%, due 2/15/46	7,692,639	10,506,670
1.00%, due 2/15/48	2,813,048	3,942,428
1.00%, due 2/15/49	3,352,468	4,755,998
1.375%, due 2/15/44	17,671,154	25,206,057
1.75%, due 1/15/28	15,346,702	18,409,238
2.00%, due 1/15/26	6,463,285	7,478,177
2.125%, due 2/15/40	4,427,693	6,774,193
2.125%, due 2/15/41	6,984,501	10,807,160
2.375%, due 1/15/25	13,338,121	15,188,583
2.375%, due 1/15/27	27,431	33,127
	Principal Amount	Value

United States Treasury Inflation - Indexed Notes (continued)
U.S. Treasury Inflation Linked Bonds (i) (continued)
2.50%, due 1/15/29	$ 6,737,600	$ 8,612,450
3.375%, due 4/15/32	509,548	757,797
U.S. Treasury Inflation Linked Notes (i)
0.125%, due 4/15/22	46,065,490	46,738,479
0.125%, due 7/15/22 (l)	4,596,910	4,710,307
0.125%, due 1/15/23	14,059,419	14,519,646
0.125%, due 10/15/24	13,152,210	14,047,029
0.125%, due 4/15/25	8,352,240	8,933,923
0.125%, due 10/15/25 (l)	852,784	919,276
0.125%, due 4/15/26	4,482,390	4,837,064
0.125%, due 7/15/26	9,934,993	10,785,729
0.125%, due 10/15/26	17,814,544	19,371,944
0.125%, due 1/15/30	18,555,190	20,593,089
0.125%, due 7/15/30	13,506,326	15,110,132
0.125%, due 1/15/31	15,130,142	16,939,127
0.125%, due 7/15/31 (m)	45,922,665	51,615,737
0.25%, due 1/15/25	12,378,256	13,260,804
0.25%, due 7/15/29	18,425,352	20,643,774
0.375%, due 7/15/23	6,812,597	7,162,700
0.375%, due 1/15/27	16,007,380	17,605,668
0.375%, due 7/15/27	18,792,234	20,847,757
0.50%, due 4/15/24	23,271,337	24,805,205
0.50%, due 1/15/28	17,505,892	19,586,481
0.625%, due 4/15/23	23,762,517	24,840,184
0.625%, due 1/15/24	23,146,120	24,630,899
0.625%, due 1/15/26	10,744,089	11,799,150
0.75%, due 7/15/28	17,641,099	20,201,217
0.875%, due 1/15/29	17,843,884	20,633,273
		614,871,267
United States Treasury Notes 0.0% ‡
U.S. Treasury Notes
1.75%, due 12/31/24	330,000	337,528
Total U.S. Government & Federal Agencies (Cost $571,484,226)		617,637,413
Total Long-Term Bonds (Cost $735,645,578)		780,587,139

	Shares
Short-Term Investments 0.2%
Affiliated Investment Company 0.2%
MainStay U.S. Government Liquidity Fund, 0.01% (n)	714,686	714,686
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments December 31, 2021† (continued)
	Shares	Value
Short-Term Investments (continued)
Unaffiliated Investment Company 0.0% ‡
Wells Fargo Government Money Market Fund, 0.10% (n)(o)	92,925	$ 92,925
Total Short-Term Investments (Cost $807,611)		807,611
Total Investments, Before Investments Sold Short (Cost $736,453,189)	132.1%	781,394,750

	Principal Amount
Short-Term Investment Sold Short (8.7)%
Reverse Repurchase Agreement (8.7)%
U.S. Treasury 0.11%, dated 12/31/21 due 1/4/22 Proceeds at Maturity $(51,286,407) (Collateralized by United States Treasury Inflation Protected Bond with a rate of 0.125% and maturity date of 7/15/31, with a Principal Amount of $(44,500,000) and a Market Value of $(51,408,253))	$ (51,286,250)	(51,286,250)
Total Short-Term Investment Sold Short (Proceeds $(51,286,250))		(51,286,250)
Total Investments Excluding Purchased Options (Cost $685,166,939)	123.4%	730,108,500
Total Purchased Options (Cost $102,109)	0.0%‡	201,672
Total Investments, Net of Investments Sold Short (Cost $685,269,048)	123.4%	730,310,172
Other Assets, Less Liabilities	(23.4)	(138,427,540)
Net Assets	100.0%	$ 591,882,632

†	Percentages indicated are based on Portfolio net assets.
‡	Less than one-tenth of a percent.
(a)	Floating rate—Rate shown was the rate in effect as of December 31, 2021.
(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(c)	Step coupon—Rate shown was the rate in effect as of December 31, 2021.
(d)	Security is perpetual and, thus, does not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(e)	Fixed to floating rate—Rate shown was the rate in effect as of December 31, 2021.
(f)	All or a portion of this security was held on loan. As of December 31, 2021, the aggregate market value of securities on loan was $90,984. The Portfolio received cash collateral with a value of $92,925. (See Note 2(M))
(g)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of December 31, 2021.
(h)	Illiquid security—As of December 31, 2021, the total market value deemed illiquid under procedures approved by the Board of Trustees was $27,634, which represented less than one-tenth of a percent of the Portfolio’s net assets. (Unaudited)
(i)	Treasury Inflation Protected Security—Pays a fixed rate of interest on a principal amount that is continuously adjusted for inflation based on the Consumer Price Index-Urban Consumers.
(j)	TBA—Security purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of December 31, 2021, the total net market value was $18,212,811, which represented 3.1% of the Portfolio’s net assets. All or a portion of this security is a part of a mortgage dollar roll agreement.
(k)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of December 31, 2021.
(l)	Security, or a portion thereof, was maintained in a segregated account at the Portfolio’s custodian as collateral for Future and swap contracts.
(m)	Security, or a portion thereof, was maintained in a segregated account at the Portfolio’s custodian as collateral for open reverse repurchase agreements. (See Note 2(P))
(n)	Current yield as of December 31, 2021.
(o)	Represents a security purchased with cash collateral received for securities on loan.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP PIMCO Real Return Portfolio

Foreign Currency Forward Contracts
As of December 31, 2021, the Portfolio held the following foreign currency forward contracts1,2:
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	4,069,000	USD	2,900,447	JPMorgan Chase Bank N.A.	1/7/22	$ 59,978
EUR	35,179,000	USD	39,819,655	Bank of America N.A.	1/4/22	231,636
EUR	372,000	USD	421,101	Morgan Stanley & Co. International	1/4/22	2,421
EUR	327,000	USD	370,834	Morgan Stanley & Co. International	1/4/22	1,456
GBP	462,000	USD	613,961	JPMorgan Chase Bank N.A.	1/7/22	11,375
NOK	26,320,000	USD	2,903,671	Morgan Stanley & Co. International	2/17/22	82,620
USD	4,316,440	DKK	27,327,382	Bank of America N.A.	4/1/22	124,972
USD	378,176	DKK	2,425,000	Bank of America N.A.	4/1/22	6,230
USD	152,071	DKK	970,000	Bank of America N.A.	4/1/22	3,293
USD	238,521	DKK	1,520,000	Bank of America N.A.	4/1/22	5,384
USD	148,595	DKK	955,000	Bank of America N.A.	4/1/22	2,117
USD	446,978	DKK	2,865,000	Bank of America N.A.	4/1/22	7,545
USD	300,288	DKK	1,920,000	Bank of America N.A.	4/1/22	5,798
USD	514,981	DKK	3,335,000	Bank of America N.A.	4/1/22	3,460
USD	209,228	DKK	1,340,000	JPMorgan Chase Bank N.A.	4/1/22	3,699
USD	6,200,613	DKK	39,238,223	Morgan Stanley & Co. International	4/1/22	182,262
USD	6,681,248	DKK	42,378,956	Morgan Stanley & Co. International	4/1/22	181,172
USD	1,296,509	DKK	8,330,000	Morgan Stanley & Co. International	4/1/22	18,855
USD	288,686	DKK	1,850,000	Morgan Stanley & Co. International	4/1/22	4,934
USD	381,267	DKK	2,445,000	Morgan Stanley & Co. International	4/1/22	6,253
USD	153,281	DKK	980,000	Morgan Stanley & Co. International	4/1/22	2,969
USD	504,221	DKK	3,260,000	Morgan Stanley & Co. International	4/1/22	4,203
USD	713,437	GBP	527,000	Credit Suisse First Boston Intl	1/5/22	117
USD	4,780,187	JPY	543,452,672	JPMorgan Chase Bank N.A.	1/7/22	55,649
USD	7,008,141	JPY	790,500,111	JPMorgan Chase Bank N.A.	1/7/22	135,882
USD	156,798	JPY	17,800,000	Morgan Stanley & Co. International	1/7/22	2,052
USD	1,049,827	PEN	4,228,387	Bank of America N.A.*	7/25/22	5,064
Total Unrealized Appreciation						1,151,396
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments December 31, 2021† (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
DKK	3,415,000	USD	533,543	Morgan Stanley & Co. International	4/1/22	$ (9,751)
DKK	2,360,000	USD	369,975	Morgan Stanley & Co. International	4/1/22	(7,999)
USD	2,415,290	AUD	3,375,000	Bank of America N.A.	1/7/22	(40,211)
USD	2,896,338	CAD	3,710,000	Bank of America N.A.	1/7/22	(36,580)
USD	958,611	CAD	1,221,000	JPMorgan Chase Bank N.A.	1/7/22	(6,643)
USD	170,993	DKK	1,130,000	Bank of America N.A.	4/1/22	(2,326)
USD	507,733	DKK	3,335,000	Bank of America N.A.	4/1/22	(3,789)
USD	596,855	DKK	3,920,000	Bank of America N.A.	4/1/22	(4,394)
USD	972,846	DKK	6,345,000	Bank of America N.A.	4/1/22	(349)
USD	985,611	DKK	6,445,000	Bank of America N.A.	4/1/22	(2,922)
USD	336,842	DKK	2,210,000	Bank of America N.A.	4/1/22	(2,127)
USD	206,609	DKK	1,360,000	Bank of America N.A.	4/1/22	(1,987)
USD	359,231	DKK	2,360,000	JPMorgan Chase Bank N.A.	4/1/22	(2,745)
USD	133,552	DKK	875,000	Morgan Stanley & Co. International	4/1/22	(655)
USD	338,441	DKK	2,235,000	Morgan Stanley & Co. International	4/1/22	(4,362)
USD	338,457	DKK	2,215,000	Morgan Stanley & Co. International	4/1/22	(1,279)
USD	350,126	DKK	2,295,000	Morgan Stanley & Co. International	4/1/22	(1,881)
USD	120,005	DKK	790,000	Morgan Stanley & Co. International	4/1/22	(1,165)
USD	39,843,331	EUR	35,179,000	Bank of America N.A.	2/2/22	(231,988)
USD	40,686,205	EUR	35,878,000	JPMorgan Chase Bank N.A.	1/4/22	(160,898)
USD	156,161	GBP	117,000	JPMorgan Chase Bank N.A.	1/7/22	(2,203)
USD	10,718,978	GBP	8,050,000	Morgan Stanley & Co. International	1/7/22	(177,031)
USD	2,891,642	NZD	4,288,000	JPMorgan Chase Bank N.A.	1/7/22	(45,117)
USD	2,756,731	NZD	4,039,000	Morgan Stanley & Co. International	1/7/22	(9,494)
Total Unrealized Depreciation						(757,896)
Net Unrealized Appreciation						$ 393,500

*	Non-deliverable forward.
1.	Foreign Currency Forward Contracts are subject to limitations such that they cannot be “sold or repurchased,” although the Portfolio would be able to exit the transaction through other means, such as through the execution of an offsetting transaction.
2.	As of December 31, 2021, cash collateral of $340,000 was due to a broker for foreign currency forward contracts.
Futures Contracts
As of December 31, 2021, the Portfolio held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
3 Month Euro Euribor	205	March 2023	$ 58,507,003	$ 58,450,234	$ (56,769)
Euro-Bund	74	March 2022	14,657,025	14,437,752	(219,273)
U.S. Treasury 5 Year Notes	801	March 2022	96,943,939	96,902,227	(41,712)
Total Long Contracts					(317,754)
Short Contracts
Australia 3 Year Bonds	(13)	March 2022	(1,078,245)	(1,079,649)	(1,404)
Australia 10 Year Bonds	(7)	March 2022	(708,940)	(708,759)	181
Euro-Bobl	(117)	March 2022	(17,886,676)	(17,748,168)	138,508
Euro-BTP	(8)	March 2022	(1,032,499)	(1,028,384)	4,115
Euro-BTP	(47)	March 2022	(8,051,255)	(7,866,431)	184,824
Euro-Buxl 30 Year Bonds	(74)	March 2022	(18,264,666)	(17,417,638)	847,028
Euro-Schatz	(1,071)	March 2022	(136,804,618)	(136,601,933)	202,685
Japan 10 Year Bonds	(9)	March 2022	(11,896,057)	(11,860,472)	35,585
Long Gilt	(49)	March 2022	(8,270,567)	(8,283,861)	(13,294)
U.S. Treasury 2 Year Notes	(23)	March 2022	(5,027,630)	(5,017,953)	9,677
U.S. Treasury 10 Year Notes	(146)	March 2022	(18,950,154)	(19,048,437)	(98,283)
U.S. Treasury 10 Year Ultra Bonds	(100)	March 2022	(14,433,455)	(14,643,750)	(210,295)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay VP PIMCO Real Return Portfolio

Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
U.S. Treasury Long Bonds	(66)	March 2022	$ (10,518,655)	$ (10,588,875)	$ (70,220)
U.S. Treasury Ultra Bonds	(91)	March 2022	(17,908,183)	(17,938,375)	(30,192)
Total Short Contracts					998,915
Net Unrealized Appreciation					$ 681,161

1.	As of December 31, 2021, cash in the amount of $1,285,000 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2021.
Purchased Swaptions
Description	Counterparty	Strike Price	Expiration Date	Number of Contracts	Notional Amount	Premiums Paid (Received)	Market Value
Call-30-Year Interest Rate Swap	Morgan Stanley Capital Services LLC	$ 0.19	11/2/22	1,400,000	EUR 1,400,000	$ 102,109	$ 201,672
Written Inflation-Capped Options
Description	Counterparty	Initial Index	Floating Rate	Expiration Date	Number of Contracts	Notional Amount	Premiums Paid (Received)	Market Value
Call-Cap-OTC USA Non-Revised Consumer Price Index- Urban (CPI-U), American Style -Call	JPMorgan Chase Bank N.A.	$ 238.643	Maximum of [0, Final Index/Initial Index - (1 + 4.00%10)]	5/16/24	(300,000)	$ (300,000)	$ (494)	$ (13,867)
Written Options
Description	Counterparty	Strike Price	Expiration Date	Number of Contracts	Notional Amount	Premiums Paid (Received)	Market Value
Put-Federal National Mortgage Association	JPMorgan Chase Bank N.A.	$ 104.06	1/6/22	(300,000)	$ (300,000)	$ (516)	$ (1,231)
Put-Federal National Mortgage Association	Bank of America N.A.	98.58	1/6/22	(300,000)	(300,000)	(1,500)	(86)
Put-Federal National Mortgage Association	JPMorgan Chase Bank N.A.	98.97	2/7/22	(200,000)	(200,000)	(875)	(508)
Put-Federal National Mortgage Association	JPMorgan Chase Bank N.A.	102.33	1/6/22	(200,000)	(200,000)	(688)	(566)
						$(3,579)	$ (2,391)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments December 31, 2021† (continued)
Description	Counterparty	Strike Price	Expiration Date	Number of Contracts	Notional Amount	Premiums Paid (Received)	Market Value
Call-Federal National Mortgage Association	JPMorgan Chase Bank N.A.	$ 100.73	1/6/22	(200,000)	$ (200,000)	$ (531)	$ (15)
Call-Federal National Mortgage Association	JPMorgan Chase Bank N.A.	100.08	1/6/22	(200,000)	(200,000)	(891)	(221)
Call-Federal National Mortgage Association	Bank of America N.A.	100.58	1/6/22	(300,000)	(300,000)	(844)	(48)
Call-Federal National Mortgage Association	JPMorgan Chase Bank N.A.	100.97	2/7/22	(200,000)	(200,000)	(531)	(219)
Call-Federal National Mortgage Association	JPMorgan Chase Bank N.A.	103.33	1/6/22	(200,000)	(200,000)	(398)	—
Call-Federal National Mortgage Association	JPMorgan Chase Bank N.A.	100.14	2/7/22	(200,000)	(200,000)	(766)	(542)
Call-Federal National Mortgage Association	JPMorgan Chase Bank N.A.	100.11	2/7/22	(200,000)	(200,000)	(734)	(560)
Call-Federal National Mortgage Association	JPMorgan Chase Bank N.A.	100.35	3/7/22	(200,000)	(200,000)	(539)	(448)
Call-Federal National Mortgage Association	JPMorgan Chase Bank N.A.	100.48	3/7/22	(200,000)	(200,000)	(453)	(383)
Call-Federal National Mortgage Association	JPMorgan Chase Bank N.A.	103.75	3/7/22	(300,000)	(300,000)	(328)	(161)
						$(6,015)	$(2,597)
Written Swaptions
Description	Counterparty	Strike Price	Expiration Date	Number of Contracts	Notional Amount	Premiums Paid (Received)	Market Value
Put-10-Year Interest Rate Swap	Morgan Stanley Capital Services LLC	$ 0.10	11/2/22	(4,200,000)	EUR (4,200,000)	$ (101,882)	$ (234,550)
Put-Sold Protection on 5-Year Credit Default Swap	Bank of America N.A.	0.80	2/16/22	(2,300,000)	$ (2,300,000)	(2,657)	(456)
Put-Sold Protection on 5-Year Credit Default Swap	Bank of America N.A.	90.00	3/16/22	(1,400,000)	EUR (1,400,000)	(2,167)	(490)
Put-Sold Protection on 5-Year Credit Default Swap	Morgan Stanley & Co., LLC	1.00	3/16/22	(3,000,000)	$ (3,000,000)	(3,750)	(654)
Put-Sold Protection on 5-Year Credit Default Swap	Morgan Stanley & Co., LLC	0.90	4/20/22	(1,700,000)	(1,700,000)	(3,230)	(959)
Put-Sold Protection on 5-Year Credit Default Swap	Bank of America N.A.	0.90	4/20/22	(3,100,000)	(3,100,000)	(4,030)	(1,749)
Put-Sold Protection on 5-Year Credit Default Swap	Morgan Stanley & Co., LLC	0.95	4/20/22	(2,200,000)	(2,200,000)	(2,805)	(1,069)
Put-Sold Protection on 5-Year Credit Default Swap	Morgan Stanley & Co., LLC	85.00	4/20/22	(2,300,000)	EUR (2,300,000)	(3,548)	(1,977)
Put-Sold Protection on 5-Year Credit Default Swap	Bank of America N.A.	85.00	4/20/22	(900,000)	(900,000)	(1,215)	(773)
Put-Sold Protection on 5-Year Credit Default Swap	Morgan Stanley Capital Services LLC	90.00	4/20/22	(1,100,000)	(1,100,000)	(1,290)	(845)
						$ (126,574)	$ (243,522)
Swap Contracts
As of December 31, 2021, the Portfolio held the following centrally cleared interest swap agreements1:
Notional Amount	Currency	Expiration Date	Payments made by Portfolio	Payments Received by Portfolio	Payment Frequency Paid/Received	Upfront Premiums Paid/ (Received)	Value	Unrealized Appreciation/ (Depreciation)
$ 170,980,000	JPY	3/20/22	Fixed 0.0%	6 month LIBOR	At Maturity/At Maturity	$ (144)	$ (209)	$ (65)
170,980,000	JPY	3/20/22	1 day TONAR + 5.89%	Fixed 0.0%	Semi-Annually/Semi-Annually	(61)	(77)	(16)
51,800,000	GBP	3/21/23	1 day SONIA	Fixed 0.90%	At Maturity/At Maturity	(66,416)	(80,896)	(14,480)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay VP PIMCO Real Return Portfolio

Notional Amount	Currency	Expiration Date	Payments made by Portfolio	Payments Received by Portfolio	Payment Frequency Paid/Received	Upfront Premiums Paid/ (Received)	Value	Unrealized Appreciation/ (Depreciation)
$ 51,800,000	GBP	3/20/24	Fixed 1.01%	1 day SONIA	At Maturity/At Maturity	$ 43,431	$ 101,776	$ 58,345
14,000,000	JPY	9/20/27	Fixed 0.30%	1 day TONAR + 5.89%	Semi-Annually/Semi-Annually	(2,475)	(1,710)	765
50,000,000	JPY	3/20/28	Fixed 0.30%	1 day TONAR + 5.89%	Semi-Annually/Semi-Annually	(9,388)	(6,451)	2,937
1,600,000	NZD	3/21/28	Fixed 3.25%	3 month BBR	Semi-Annually/Quarterly	(108,500)	(42,612)	65,888
106,980,000	JPY	3/20/29	Fixed 0.45%	1 day TONAR + 5.89%	Semi-Annually/Semi-Annually	(33,141)	(25,051)	8,090
4,400,000	GBP	9/21/32	Fixed 0.75%	1 day SONIA	Annually/Annually	139,188	124,011	(15,177)
						$ (37,506)	$ 68,781	$ 106,287
As of December 31, 2021, the Portfolio held the following centrally cleared inflation swap agreements1:
Notional Amount	Currency	Expiration Date	Payments Made by Portfolio	Payments Received by Portfolio	Payment Frequency Paid/ Received	Upfront Premiums Paid/ (Received)	Value	Unrealized Appreciation/ (Depreciation)
$ 1,100,000	USD	1/19/22	1 Month USD-CPI	Fixed 2.155%	At Maturity	$ (3,288)	$ (48,483)	$ (45,195)
4,100,000	USD	1/19/22	1 Month USD-CPI	Fixed 2.18%	At Maturity	(12,157)	(179,685)	(167,528)
1,800,000	USD	1/21/22	1 Month USD-CPI	Fixed 2.2%	At Maturity	(5,827)	(79,208)	(73,381)
900,000	USD	2/1/22	1 Month USD-CPI	Fixed 2.17%	At Maturity	(4,302)	(41,749)	(37,447)
5,500,000	USD	2/4/22	1 Month USD-CPI	Fixed 2.155%	At Maturity	(28,392)	(257,316)	(228,924)
1,200,000	USD	2/5/22	1 Month USD-CPI	Fixed 2.2%	At Maturity	(6,239)	(55,700)	(49,461)
1,100,000	GBP	3/15/22	1 Month UK RPI	Fixed 3.22%	At Maturity	(6,944)	(54,712)	(47,768)
2,500,000	EUR	5/15/22	Fixed 0.09%	1-Month EUR-CPI	At Maturity	36,346	156,333	119,987
1,100,000	EUR	7/15/22	Fixed 0.33%	1-Month EUR-CPI	At Maturity	19,988	67,705	47,717
1,100,000	USD	4/27/23	Fixed 2.263%	1 Month USD-CPI	At Maturity	11,961	49,955	37,994
510,000	USD	5/9/23	Fixed 2.263%	1 Month USD-CPI	At Maturity	5,827	23,372	17,545
780,000	USD	5/10/23	Fixed 2.281%	1 Month USD-CPI	At Maturity	8,376	34,996	26,620
2,800,000	EUR	3/15/24	Fixed 1.03%	1 month FRCPI	At Maturity	(14,489)	68,957	83,446
2,200,000	GBP	9/15/24	1 Month UK RPI	Fixed 3.85%	At Maturity	98,046	(46,904)	(144,950)
6,800,000	GBP	1/15/25	1 Month UK RPI	Fixed 3.33%	At Maturity	7,388	(489,890)	(497,278)
3,100,000	GBP	8/15/25	1 Month UK RPI	Fixed 3.473%	At Maturity	(49,166)	(292,584)	(243,418)
5,400,000	USD	2/26/26	Fixed 2.314%	1 Month USD-CPI	At Maturity	162,669	401,484	238,815
2,700,000	USD	3/5/26	Fixed 2.419%	1 Month USD-CPI	At Maturity	67,081	185,162	118,081
2,200,000	USD	5/13/26	Fixed 2.768%	1 Month USD-CPI	At Maturity	10,559	102,557	91,998
1,000,000	USD	5/14/26	Fixed 2.813%	1 Month USD-CPI	At Maturity	2,488	44,116	41,628
1,250,000	USD	5/25/26	Fixed 2.703%	1 Month USD-CPI	At Maturity	8,696	61,369	52,673
500,000	USD	6/1/26	Fixed 2.69%	1 Month USD-CPI	At Maturity	3,508	24,619	21,111
900,000	GBP	12/15/26	Fixed 4.735%	1 Month UK RPI	At Maturity	(12,070)	(19,038)	(6,968)
800,000	EUR	6/15/27	1-Month EUR-CPI	Fixed 1.36%	At Maturity	3,204	(44,582)	(47,786)
1,000,000	EUR	3/15/28	1-Month EUR-CPI	Fixed 1.535%	At Maturity	23,931	(39,055)	(62,986)
770,000	USD	5/9/28	1 Month USD-CPI	Fixed 2.36%	At Maturity	(8,537)	(47,807)	(39,270)
510,000	USD	5/9/28	1 Month USD-CPI	Fixed 2.353%	At Maturity	(6,069)	(32,102)	(26,033)
300,000	USD	8/26/28	Fixed 2.573%	1 Month USD-CPI	At Maturity	—	11,310	11,310
500,000	USD	9/10/28	Fixed 2.645%	1 Month USD-CPI	At Maturity	—	14,709	14,709
2,600,000	USD	11/4/29	1 Month USD-CPI	Fixed 1.76%	At Maturity	(210,336)	(356,820)	(146,484)
2,800,000	GBP	1/15/30	1 Month UK RPI	Fixed 3.39%	At Maturity	(71,014)	(384,044)	(313,030)
2,200,000	USD	5/19/30	1 Month USD-CPI	Fixed 1.28%	At Maturity	(288,728)	(420,402)	(131,674)
3,460,000	GBP	6/15/30	1 Month UK RPI	Fixed 3.4%	At Maturity	106,513	(334,868)	(441,381)
4,500,000	EUR	3/15/31	1-Month EUR-CPI	Fixed 1.38%	At Maturity	(141,251)	(501,389)	(360,138)
2,090,000	GBP	4/15/31	1 Month UK RPI	Fixed 3.75%	At Maturity	(24,152)	(265,798)	(241,646)
700,000	GBP	9/15/31	1 Month UK RPI	Fixed 4.066%	At Maturity	—	(29,117)	(29,117)
200,000	EUR	3/15/33	Fixed 1.71%	1-Month EUR-CPI	At Maturity	(11,292)	7,911	19,203
800,000	GBP	3/15/36	1 Month UK RPI	Fixed 3.58%	At Maturity	(23,267)	(131,335)	(108,068)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments December 31, 2021† (continued)
Notional Amount	Currency	Expiration Date	Payments Made by Portfolio	Payments Received by Portfolio	Payment Frequency Paid/ Received	Upfront Premiums Paid/ (Received)	Value	Unrealized Appreciation/ (Depreciation)
$ 600,000	GBP	3/15/36	1 Month UK RPI	Fixed 3.566%	At Maturity	$ (19,921)	$ (100,947)	$ (81,026)
						$ (370,860)	$ (2,998,980)	$ (2,628,120)
As of December 31, 2021, the Portfolio held the following centrally cleared credit default swap contracts1:
Reference Entity	Termination Date	Buy/Sell Protection[2]	Notional Amount (000)[3]	(Pay)/ Receive Fixed Rate[4]	Payment Frequency Paid/ Received	Upfront Premiums Paid/ (Received)	Value	Unrealized Appreciation/ (Depreciation)[5]
General Electric Co. 2.70%, 10/09/22	12/20/2023	Sell	$ 100	1.00%	Quarterly	$ 1,232	$ 1,374	$ 142
Barclays Bank plc 1.50%	12/20/2022	Sell	200	1.00%	Quarterly	1,264	1,678	414
						$ 2,496	$ 3,052	$ 556

1.	As of December 31, 2021, cash in the amount of $371,000 was on deposit with a broker for centrally cleared swap agreements.
2.	Sell—Portfolio receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
3.	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap contract.
4.	The annual fixed rate represents the interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) annually on the notional amount of the credit default swap contract.
5.	Represents the difference between the value of the credit default swap contracts at the time they were opened and the value at December 31, 2021.

Abbreviation(s):
ARS—Argentina Peso
AUD—Australia Dollar
BADLARPP—Average rate on 30-day deposits of at least 1 million Argentinian Pesos
BBR—Bank of England Base Rate
BTP—Buoni del Tesoro Poliennali (Eurex Exchange index)
CAD—Canada Dollar
DKK—Denmark Krone
EUR—Euro
EURIBOR—Euro Interbank Offered Rate
FHLMC—Federal Home Loan Mortgage Corp.
FNMA—Federal National Mortgage Association
GBP—British Pound Sterling
GNMA—Government National Mortgage Association
JPY—Japanese Yen
LIBOR—London Interbank Offered Rate
NOK—Norway Krone
NZD—New Zealand Dollar
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay VP PIMCO Real Return Portfolio

PEN—Peru Nuevo Sol
REMIC—Real Estate Mortgage Investment Conduit
SOFR—Secured Overnight Financing Rate
SONIA—Sterling Overnight Interbank Average Rate
TBA—To Be Announced
TONAR—Tokyo Overnight Average Rate
UMBS—Uniform Mortgage Backed Securities
USD—United States Dollar
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Portfolio of Investments December 31, 2021† (continued)
The following is a summary of the fair valuations according to the inputs used as of December 31, 2021, for valuing the Portfolio’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$ —	$ 44,966,330	$ —	$ 44,966,330
Corporate Bonds	—	34,058,043	—	34,058,043
Foreign Government Bonds	—	58,684,193	—	58,684,193
Mortgage-Backed Securities	—	25,241,160	—	25,241,160
U.S. Government & Federal Agencies	—	617,637,413	—	617,637,413
Total Long-Term Bonds	—	780,587,139	—	780,587,139
Short-Term Investments
Affiliated Investment Company	714,686	—	—	714,686
Unaffiliated Investment Company	92,925	—	—	92,925
Total Short-Term Investments	807,611	—	—	807,611
Total Investments in Securities	807,611	780,587,139	—	781,394,750
Other Financial Instruments
Foreign Currency Forward Contracts (b)	—	1,151,396	—	1,151,396
Futures Contracts (b)	1,422,603	—	—	1,422,603
Purchased Options	—	201,672	—	201,672
Interest Rate Swaps (b)	—	136,025	—	136,025
Credit Default Swaps (b)	—	556	—	556
Inflation Swap Contracts (b)	—	942,837	—	942,837
Total Other Financial Instruments	1,422,603	2,432,486	—	3,855,089
Total Investments in Securities and Other Financial Instruments	$ 2,230,214	$ 783,019,625	$ —	$ 785,249,839
Liability Valuation Inputs
Short-Term Investment Sold Short	$ —	$ (51,286,250)	$ —	$ (51,286,250)
Written Options	—	(262,377)	—	(262,377)
Other Financial Instruments (b)
Foreign Currency Forward Contracts	—	(757,896)	—	(757,896)
Futures Contracts	(741,442)	—	—	(741,442)
Interest Rate Swaps	—	(29,738)	—	(29,738)
Inflation Swap Contracts	—	(3,570,957)	—	(3,570,957)
Total Other Financial Instruments	(741,442)	(4,358,591)	—	(5,100,033)
Total Investments in Securities Sold Short and Other Financial Instruments	$ (741,442)	$ (55,907,218)	$ —	$ (56,648,660)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay VP PIMCO Real Return Portfolio

Sale-Buyback Transactions:
Counterparty	Borrowing Rate (a)	Borrowing Date	Maturity Date	Amount Borrowed (a)	Payable for Sale-Buyback Transcations (b)
Barclays Capital, Inc.	0.12%	12/8/2021	1/12/2022	$ 850,006	$ 851,748
Barclays Capital, Inc.	0.08	12/13/2021	1/10/2022	2,236,348	2,240,569
Morgan Stanley & Co. LLC.	0.13	12/14/2021	1/5/2022	1,028,207	1,028,386
Barclays Capital, Inc.	0.03	12/16/2021	1/6/2022	1,416,010	1,417,610
Barclays Capital, Inc.	0.06	12/16/2021	1/6/2022	14,552,089	14,567,947
Morgan Stanley & Co. LLC.	0.15	12/16/2021	1/3/2022	943,501	943,583
Barclays Capital, Inc.	0.03	12/22/2021	1/6/2022	1,533,310	1,534,938
BNP Paribas S.A.	0.11	12/27/2021	1/4/2022	23,352,325	23,356,241
BNP Paribas S.A.	0.11	12/27/2021	1/4/2022	23,390,708	23,394,341
Credit Suisse AG	0.12	12/27/2021	1/3/2022	24,866,231	24,878,053
Credit Suisse AG	0.12	12/27/2021	1/3/2022	19,264,148	19,273,058
Credit Suisse AG	0.12	12/27/2021	1/3/2022	46,792,238	46,813,888
Morgan Stanley & Co. LLC.	0.11	12/28/2021	1/4/2022	15,316,787	15,319,716
Morgan Stanley & Co. LLC.	0.11	12/28/2021	1/4/2022	18,470,626	18,473,761
Morgan Stanley & Co. LLC.	0.11	12/28/2021	1/4/2022	24,390,767	24,394,080
Morgan Stanley & Co. LLC.	0.11	12/28/2021	1/4/2022	18,026,990	18,029,355
Morgan Stanley & Co. LLC.	0.11	12/28/2021	1/4/2022	20,793,109	20,796,234
Morgan Stanley & Co. LLC.	0.11	12/28/2021	1/4/2022	19,593,681	19,596,520
Morgan Stanley & Co. LLC.	0.11	12/28/2021	1/4/2022	20,662,228	20,665,370
Morgan Stanley & Co. LLC.	0.11	12/28/2021	1/4/2022	20,601,125	20,604,088
Morgan Stanley & Co. LLC.	0.11	12/28/2021	1/4/2022	24,718,788	24,722,827
Morgan Stanley & Co. LLC.	0.11	12/28/2021	1/4/2022	14,551,190	14,553,424
Morgan Stanley & Co. LLC.	0.11	12/28/2021	1/4/2022	17,561,710	17,564,341
Morgan Stanley & Co. LLC.	0.11	12/28/2021	1/4/2022	46,840,635	46,847,942
Morgan Stanley & Co. LLC.	0.11	12/28/2021	1/4/2022	20,217,580	20,220,770
Morgan Stanley & Co. LLC.	0.11	12/28/2021	1/4/2022	20,555,679	20,558,615
Morgan Stanley & Co. LLC.	0.11	12/28/2021	1/4/2022	15,063,795	15,065,924
Morgan Stanley & Co. LLC.	0.11	12/28/2021	1/4/2022	17,770,693	17,773,289
Morgan Stanley & Co. LLC.	0.09	12/31/2021	1/3/2022	11,574,360	11,578,506
				$506,934,864	$507,065,124
(a) During the period ended December 31, 2021, the Portfolio’s average amount of borrowing was $162,630,885 at a weighted average interest rate of 0.08%.
(b) Payable for sale-buyback transactions includes $130,260 of deferred price drop.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Statement of Assets and Liabilities as of December 31, 2021
Assets
Investment in unaffiliated securities, at value (identified cost $735,840,612) including securities on loan of $90,984	$ 780,881,736
Investment in affiliated investment companies, at value (identified cost $714,686)	714,686
Cash	659,192
Cash denominated in foreign currencies (identified cost $2,448,904)	2,518,916
Cash collateral on deposit at broker for futures contracts	1,285,000
Cash collateral on deposit at broker for swap contracts	371,000
Receivables:
Investment securities sold	412,287,492
Interest	1,484,129
Variation margin on futures contracts	214,186
Portfolio shares sold	51,731
Securities lending	24
Unrealized appreciation on foreign currency forward contracts	1,151,396
Other assets	2,379
Total assets	1,201,621,867
Liabilities
Reverse repurchase agreements, at value (amortized cost $51,286,250)	51,286,250
Written options, at value (premiums received $136,662)	262,377
Cash collateral due to broker for foreign currency forward contracts	340,000
Cash Collateral for Reverse Repurchase Agreement	317,000
Cash collateral received for securities on loan	92,925
Payables:
Sale buyback transactions	507,065,124
Investment securities purchased	48,644,172
Variation margin on centrally cleared swap contracts	334,974
Manager (See Note 3)	221,045
Portfolio shares redeemed	180,448
NYLIFE Distributors (See Note 3)	94,988
Professional fees	54,223
Custodian	48,001
Shareholder communication	30,081
Trustees	199
Accrued expenses	9,532
Unrealized depreciation on foreign currency forward contracts	757,896
Total liabilities	609,739,235
Net assets	$ 591,882,632
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 59,783
Additional paid-in-capital	592,173,829
592,233,612
Total distributable earnings (loss)	(350,980)
Net assets	$591,882,632
Initial Class
Net assets applicable to outstanding shares	$139,038,341
Shares of beneficial interest outstanding	14,010,414
Net asset value per share outstanding	$ 9.92
Service Class
Net assets applicable to outstanding shares	$452,844,291
Shares of beneficial interest outstanding	45,772,863
Net asset value per share outstanding	$ 9.89

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay VP PIMCO Real Return Portfolio

Statement of Operations for the year ended December 31, 2021
Investment Income (Loss)
Income
Interest (net of foreign tax withholding of $4,195)	$28,981,100
Dividends-affiliated	180
Securities lending	165
Other	2,392
Total income	28,983,837
Expenses
Manager (See Note 3)	2,660,106
Distribution/Service—Service Class (See Note 3)	1,089,643
Custodian	176,186
Interest expense	127,793
Professional fees	123,779
Shareholder communication	39,179
Trustees	10,525
Miscellaneous	30,364
Total expenses before waiver/reimbursement	4,257,575
Expense waiver/reimbursement from Manager (See Note 3)	(220,423)
Net expenses	4,037,152
Net investment income (loss)	24,946,685
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	2,934,931
Futures transactions	(158,329)
Swap transactions	(620,576)
Foreign currency transactions	(1,944,372)
Foreign currency forward transactions	5,567,282
Written option transactions	323,534
Net realized gain (loss)	6,102,470
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(2,741,772)
Futures contracts	634,872
Swap contracts	(2,712,050)
Foreign currency forward contracts	1,444,218
Translation of other assets and liabilities in foreign currencies	72,985
Written option contracts	(155,031)
Net change in unrealized appreciation (depreciation)	(3,456,778)
Net realized and unrealized gain (loss)	2,645,692
Net increase (decrease) in net assets resulting from operations	$27,592,377
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Statements of Changes in Net Assets
for the years ended December 31, 2021 and December 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 24,946,685	$ 4,586,196
Net realized gain (loss)	6,102,470	1,156,058
Net change in unrealized appreciation (depreciation)	(3,456,778)	40,834,058
Net increase (decrease) in net assets resulting from operations	27,592,377	46,576,312
Distributions to shareholders:
Initial Class	(649,528)	(998,898)
Service Class	(1,422,855)	(7,260,665)
Total distributions to shareholders	(2,072,383)	(8,259,563)
Capital share transactions:
Net proceeds from sales of shares	161,478,620	116,839,503
Net asset value of shares issued to shareholders in reinvestment of distributions	2,072,383	8,259,563
Cost of shares redeemed	(79,334,973)	(73,308,369)
Increase (decrease) in net assets derived from capital share transactions	84,216,030	51,790,697
Net increase (decrease) in net assets	109,736,024	90,107,446
Net Assets
Beginning of year	482,146,608	392,039,162
End of year	$591,882,632	$482,146,608
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay VP PIMCO Real Return Portfolio

Statement of Cash Flows
for the year ended December 31, 2021
Cash Flows From (Used in) Operating Activities:
Net increase in net assets resulting from operations	$ 27,592,377
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Long term investments purchased	(1,047,947,343)
Long term investments sold	847,910,013
Purchases to cover securities sold short	(128,314,550)
Proceeds from securities sold short	149,569,361
Sale of short term investments, net	164,372,696
Sale of affiliated investments, net	725,685
Amortization (accretion) of discount and premium, net	4,976,372
Increase in investment securities sold receivable	(40,512,445)
Increase in interest receivable	(88,460)
Decrease in securities lending	36
Increase in other assets	(2,379)
Increase in unrealized appreciation for open forward foreign currency contracts	(1,125,790)
Increase in premiums from written options	13,287
Decrease in investment securities purchased payable	(117,195,527)
Decrease in cash collateral due to broker for sale-buyback transactions	(1,580,000)
Increase in cash collateral due to broker for foreign currency forward contracts	340,000
Increase in cash collateral due to broker for reverse repurchase agreements	317,000
Increase in cash collateral received for securities on loan	92,925
Decrease in cash collateral due to broker for TBA	(270,000)
Increase in due to NYLIFE Distributors	4,265
Decrease in due to custodian	(267,566)
Decrease in professional fees payable	(13,614)
Increase in custodian payable	16,615
Increase in shareholder communication payable	6,600
Decrease in due to Trustees	(376)
Increase in due to manager	8,104
Increase in variation margin on centrally cleared swap contracts	459,225
Increase in variation margin on futures contracts	(146,642)
Decrease in unrealized depreciation for open forward foreign currency contracts	(318,428)
Increase in accrued expenses	7,116
Net realized gain from investments	(2,934,931)
Net change in unrealized (appreciation) depreciation on unaffiliated investments	2,741,772
Net change in unrealized (appreciation) depreciation on written options	155,031
Net cash used in operating activities	(141,409,571)
Cash Flows From Financing Activities:
Proceeds from shares sold	161,640,122
Payment on shares redeemed	(79,339,547)
Payments on reverse repurchase agreements	(52,540,000)
Proceeds from reverse repurchase agreements	1,253,750
Payments from sale-buyback transactions	(8,734,078,090)
Proceeds on sale-buyback transactions	8,844,980,124
Net cash from financing activities	141,916,359
Effect of exchange rate changes on cash	97,322
Net increase in cash	604,110
Cash, restricted cash and foreign currency at beginning of year	4,229,998
Cash, restricted cash and foreign currency at end of year	$ 4,834,108
Non-cash financing activities not included herein consist of all reinvestment of dividends and distributions of $2,072,383.

Supplemental disclosure of cash flow information:
The following tables provide a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sums to the total of the such amounts shown on the Statement of Cash Flows:
Cash and restricted cash at beginning of year
Cash	$ 507
Cash denominated in foreign currencies	1,566,491
Cash collateral on deposit at broker for futures contracts	1,333,000
Cash collateral on deposit at broker for swap contracts	1,330,000
Total cash and restricted cash shown in the Statement of Cash Flows	$4,229,998
Cash and restricted cash at end of year
Cash	$ 659,192
Cash denominated in foreign currencies	2,518,916
Cash collateral on deposit at broker for futures contracts	1,285,000
Cash collateral on deposit at broker for swap contracts	371,000
Total cash and restricted cash shown in the Statement of Cash Flows	$4,834,108
Restricted cash consists of cash that has been segregated to cover the Portfolio’s collateral or margin obligations under derivative contracts. It is separately reported on the Statement of Assets and Liabilities as cash collateral on deposit at brokers.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Financial Highlights selected per share data and ratios
	Year Ended December 31,
Initial Class	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 9.47	$ 8.63	$ 8.20	$ 8.54	$ 8.40
Net investment income (loss) (a)	0.50	0.12	0.20	0.23	0.23
Net realized and unrealized gain (loss)	—	0.91	0.51	(0.43)	0.06
Total from investment operations	0.50	1.03	0.71	(0.20)	0.29
Less distributions:
From net investment income	(0.05)	(0.19)	(0.28)	(0.14)	(0.15)
Net asset value at end of year	$ 9.92	$ 9.47	$ 8.63	$ 8.20	$ 8.54
Total investment return (b)	5.36%(c)	11.93%(c)	8.56%(c)	(2.38)%(c)	3.45%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.20%	1.27%	2.35%	2.78%	2.71%
Net expenses (d)	0.55%	0.78%	1.65%	1.43%	1.03%
Expenses (before waiver/reimbursement) (d)	0.59%	0.83%	1.71%	1.43%	1.03%
Interest expense and fees	0.02%	0.25%	1.09%	0.81%	0.42%
Portfolio turnover rate (e)	125%	199%	187%	157%	121%
Net assets at end of year (in 000's)	$ 139,038	$ 48,479	$ 48,707	$ 44,523	$ 45,563

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 42%, 128%, 139%, 48% and 96% for the years ended December 31, 2021, 2020, 2019, 2018 and 2017, respectively.

	Year Ended December 31,
Service Class	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 9.44	$ 8.61	$ 8.19	$ 8.53	$ 8.39
Net investment income (loss) (a)	0.44	0.09	0.18	0.21	0.21
Net realized and unrealized gain (loss)	0.04	0.91	0.50	(0.44)	0.06
Total from investment operations	0.48	1.00	0.68	(0.23)	0.27
Less distributions:
From net investment income	(0.03)	(0.17)	(0.26)	(0.11)	(0.13)
Net asset value at end of year	$ 9.89	$ 9.44	$ 8.61	$ 8.19	$ 8.53
Total investment return (b)	5.12%	11.61%(c)	8.30%(c)	(2.63)%(c)	3.20%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.58%	1.04%	2.14%	2.53%	2.46%
Net expenses (d)	0.80%	1.03%	1.89%	1.68%	1.28%
Expenses (before waiver/reimbursement) (d)	0.84%	1.08%	1.96%	1.68%	1.28%
Interest expense and fees	0.02%	0.25%	1.09%	0.81%	0.42%
Portfolio turnover rate (e)	125%	199%	187%	157%	121%
Net assets at end of year (in 000's)	$ 452,844	$ 433,668	$ 343,332	$ 282,052	$ 287,520

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 42%, 128%, 139%, 48% and 96% for the years ended December 31, 2021, 2020, 2019, 2018 and 2017, respectively.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
32	MainStay VP PIMCO Real Return Portfolio

Notes to Financial Statements
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP PIMCO Real Return Portfolio (the "Portfolio"), a "non-diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. However, due to its principal investment strategies and investment processes, the Portfolio has historically operated as a "diversified" portfolio. Therefore, the Portfolio will not operate as "non-diversified" portfolio without first obtaining shareholder approval.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio (formerly known as MainStay VP Moderate Growth Allocation Portfolio) and MainStay VP Equity Allocation Portfolio (formerly known as MainStay VP Growth Allocation Portfolio), which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	February 17, 2012
Service Class	February 17, 2012
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek maximum real return, consistent with preservation of real capital and prudent investment management.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
The Board of Trustees of the Fund (the "Board") adopted procedures establishing methodologies for the valuation of the Portfolio's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the

33

Notes to Financial Statements (continued)
asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of December 31, 2021, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The
Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio's valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of December 31, 2021, were fair valued in such a manner.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Options contracts are valued at the last posted settlement price on the market where such options are primarily traded.
Swaps are marked to market daily based upon quotations from pricing agents, brokers or market makers. These securities are generally categorized as Level 2 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are

34	MainStay VP PIMCO Real Return Portfolio

market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
A portfolio investment may be classified as an illiquid investment under the Portfolio's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Portfolio. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Portfolio's investments was determined as of December 31, 2021, and can change at any time. Illiquid investments as of December 31, 2021, are shown in the Portfolio of Investments.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of
35

Notes to Financial Statements (continued)
Assets and Liabilities, as well as an adjustment to the Portfolio's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(F) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Portfolio did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain

36	MainStay VP PIMCO Real Return Portfolio

of its holdings. The Portfolio's investment in futures contracts and other derivatives may increase the volatility of the Portfolio's NAVs and may result in a loss to the Portfolio. Open futures contracts as of December 31, 2021, are shown in the Portfolio of Investments.
(I) Swap Contracts. The Portfolio may enter into credit default, interest rate, equity, index and currency exchange rate swap contracts (“swaps”). In a typical swap transaction, two parties agree to exchange the future returns (or differentials in rates of future returns) earned or realized at periodic intervals on a particular investment or instrument based on a notional principal amount. Generally, the Portfolio will enter into a swap on a net basis, which means that the two payment streams under the swap are netted, with the Portfolio receiving or paying (as the case may be) only the net amount of the two payment streams. Therefore, the Portfolio's current obligation under a swap generally will be equal to the net amount to be paid or received under the swap, based on the relative value of notional positions attributable to each counterparty to the swap. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the terms of the swap. Swap agreements are privately negotiated in the over the counter (“OTC”) market and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).
Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing and exchange-trading, and more types of standardized swaps are expected to be subject to mandatory clearing and exchange-trading in the future. The counterparty risk for exchange-traded and cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, the Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio's exposure to the credit risk of its original counterparty. The Portfolio will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared transaction. As of December 31, 2021, all swap positions outstanding are shown in the Portfolio of Investments.
Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering into a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate on the Statement of Assets and Liabilities.
The Portfolio bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Portfolio may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar credit-worthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions.
Inflation Swaps: Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.
Interest Rate Swaps : An interest rate swap is an agreement between two parties where one stream of future interest payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to an interest rate (most often LIBOR). The Portfolio will typically use interest rate swaps to limit, or manage, its exposure to fluctuations in interest rates, or to obtain a marginally lower interest rate than it would have been able to get without the swap.
Credit Default Swaps : The Portfolio may enter into credit default swaps to simulate long and short bond positions or to take an active long or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation. The types of reference obligations underlying the swaps that may be entered into by the Portfolio include debt obligations of a single issuer of corporate or sovereign debt, a basket of obligations of different issuers or a credit index. A credit index is an equally-weighted credit default swap index that is designed to track a representative segment of the credit default swap market (e.g., investment grade, high volatility, below investment grade or emerging markets) and provides an investor with exposure to specific "baskets" of issuers of certain debt instruments. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically. Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and
37

Notes to Financial Statements (continued)
generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default. Selling protection effectively adds leverage to a portfolio up to the notional amount of the swap agreement. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation. Open swap agreements as of December 31, 2021, are shown in the Portfolio of Investments.
(J) Foreign Currency Forward Contracts. The Portfolio may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Portfolio is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on the settlement date. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract. The Portfolio may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.
The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Portfolio faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Portfolio than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Portfolio's assets. Moreover, there may be an imperfect correlation between the Portfolio's holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent the Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Portfolio's exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. Open foreign currency forward contracts as of December 31, 2021, are shown in the Portfolio of Investments.
(K) Foreign Currency Transactions. The Portfolio's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(L) Securities Sold Short.  During the year ended December 31, 2021, the Portfolio engaged in sales of securities it did not own ("short sales") as part of its investment strategies. When the Portfolio enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Broker fees and

38	MainStay VP PIMCO Real Return Portfolio

other expenses related to securities sold short are disclosed in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities. As of December 31, 2021, the Portfolio did not enter into any securities sold short.
(M) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of December 31, 2021, are shown in the Portfolio of Investments.
Prior to February 22, 2021, these services were provided by State Street Bank and Trust Company (“State Street”).
(N) Dollar Rolls. The Portfolio may enter into dollar roll transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio generally transfers MBS where the MBS are "to be announced," therefore, the Portfolio accounts for these transactions as purchases and sales.
When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolio has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Portfolio maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Portfolio at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.
(O) Options Contracts. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swaps, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The Portfolio, as a writer of an option, has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market. Writing call options involves risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.
The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Alternatively, purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.
The Portfolio may purchase or write foreign currency options. Purchasing a foreign currency option gives the Portfolio the right, but not the obligation, to buy or sell a specified amount of the currency at a specified rate of exchange that may be exercised on or before the option’s
39

Notes to Financial Statements (continued)
expiration date. Writing a foreign currency option obligates the Portfolio to buy or sell a specified amount of foreign currency at a specified rate of exchange, and such option may be exercised on or before the option’s expiration date in exchange for an option premium. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies. The risks associated with writing a foreign currency put option include the risk that the Portfolio may incur a loss if the value of the referenced foreign currency decreases and the option is exercised. The risks associated with writing a foreign currency call option include the risk that if the value of the referenced foreign currency increases, and if the option is exercised, the Portfolio must either acquire the referenced foreign currency at the then higher price for delivery or, if the Portfolio already owns the referenced foreign currency, forego the opportunity for profit with respect to such foreign currency.
The Portfolio may purchase or write option on exchanged-traded futures contracts (“Futures Option”) to hedge an existing position or futures investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.
The Portfolio may purchase or write inflation-capped options to enhance returns or for hedging opportunities. An inflation-capped option pays out if inflation exceeds a certain level over a specified period of time. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Open options as of December 31, 2021, are shown in the Portfolio of Investments.
(P) Reverse Repurchase Agreements. The Portfolio may enter into reverse repurchase agreements with banks or broker/dealers, which involve the sale of a security by a Portfolio and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Portfolio continues to receive any principal and interest payments on the underlying security during the term of the agreement. These agreements involve the sale of debt securities, or obligations, held by a Portfolio, with an agreement to repurchase the obligations at an agreed-upon price, date and interest payment. The proceeds will be used to purchase other debt securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements will be utilized, when permitted by law, only when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction.
The Portfolio will limit its investments in reverse repurchase agreements and other borrowing to no more than 33%, or as otherwise limited herein, of its total assets. While a reverse repurchase agreement is outstanding, the Portfolio will maintain liquid assets in an amount at least equal in value to the Portfolios’ commitments to cover their obligations under the agreement. The use of reverse repurchase agreements by the Portfolio creates leverage that increases the Portfolio’s investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Portfolio’s earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case. If the buyer of the obligation subject to the reverse repurchase agreement becomes bankrupt, realization upon the underlying securities may be delayed and there is a risk of loss due to any decline in their value. During the year ended December 31, 2021, the Portfolio’s average amount of borrowings was $29,049,583 at a weighted average interest rate of 0.002%. Reverse Repurchase agreements as of December 31, 2021, are shown in the Portfolio of Investments.
(Q) Sale-Buybacks.  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the “price drop”. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate cash or liquid assets, enter into off-setting transactions or use other measures permitted by applicable laws to “cover” the Portfolio’s current obligations. Sale-buybacks as of December 31, 2021 are shown in the Portfolio of Investments.
(R) Treasury Inflation-Protected Securities.  The Portfolio invests in Treasury Inflation-Protected Securities (“TIPS”) which are specially structured bonds in which the principal amount is adjusted to keep pace with inflation. The inflation (deflation) adjustment is applied to the principal of each bond on a monthly basis and is accounted for as interest income on the Statement of Operations. TIPS are subject to interest rate risk. TIPS as of December 31, 2021, are shown in the Portfolio of Investments.

40	MainStay VP PIMCO Real Return Portfolio

(S) Debt Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.
The Portfolio primarily invests in high yield debt securities (commonly referred to as “junk bonds”), which are considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.
Investments in the Portfolio are not guaranteed, even though some of the Portfolio’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Portfolio’s investment. If interest rates rise, less of the debt may be prepaid and the Portfolio may lose money because the Portfolio may be unable to invest in higher yielding assets. The Portfolio is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.
The Portfolio may invest in foreign debt securities, which carry certain risks that are in addition to the usual risks inherent in domestic debt securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(T) Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/ or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels or if the Portfolio fails to meet the terms of its ISDA Master Agreements. The result would cause the Portfolio to accelerate payment of any net liability owed to the counterparty.
For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.
(U) LIBOR Replacement Risk. The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. However, certain LIBOR tenors will continue beyond 2021 and the most widely used LIBOR tenors may continue until mid-2023. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known. New York Life Investments is currently working to assess exposure and will modify contracts as necessary.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. While the transition away from LIBOR has already begun with no material adverse effect to the Portfolio's performance, the transition is expected to last through mid-2023 for some LIBOR tenors. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period.
41

Notes to Financial Statements (continued)
(V) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
(W) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Portfolio's derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio's financial positions, performance and cash flows.
The Portfolio wrote or purchased options to enhance returns or to hedge an existing position or future investment.
The Portfolio entered into futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values.
The Portfolio utilizes credit default, interest rate and inflation swap agreements to manage its exposure to credit, interest rate and inflation risk.
The Portfolio entered into foreign currency forward contracts to to hedge the currency exposure associated with some or all of the Portfolio's securities or as a part of an investment strategy.

Fair value of derivative instruments as of December 31, 2021:
Asset Derivatives	Foreign Exchange Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total
Purchased Options - Investments in securities, at value	$ —	$ —	$ 201,672	$ 201,672
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	—	—	1,422,603	1,422,603
Centrally Cleared Swap Contracts - Net Assets—Net unrealized appreciation on swap contracts (b)	—	556	1,078,862	1,079,418
Forward Contracts - Unrealized appreciation on foreign currency forward contracts	1,151,396	—	—	1,151,396
Total Fair Value	$1,151,396	$556	$2,703,137	$3,855,089

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(b)	Includes cumulative appreciation (depreciation) of centrally cleared swap agreements as reported in the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

Liability Derivatives	Foreign Exchange Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total
Written Options - Investments in written options, at value	$ —	$(8,972)	$ (253,405)	$ (262,377)
Futures Contracts - Net Assets—Net unrealized depreciation on futures contracts (a)	—	—	(741,442)	(741,442)
Centrally Cleared Swap Contracts - Net Assets—Net unrealized depreciation on swap contracts (b)	—	—	(3,600,695)	(3,600,695)
Forward Contracts - Unrealized depreciation on foreign currency forward contracts	(757,896)	—	—	(757,896)
Total Fair Value	$(757,896)	$(8,972)	$(4,595,542)	$(5,362,410)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(b)	Includes cumulative appreciation (depreciation) of centrally cleared swap agreements as reported in the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
42	MainStay VP PIMCO Real Return Portfolio

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2021:
Net Realized Gain (Loss) from:	Foreign Exchange Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total
Purchased Options	$ (103,428)	$ —	$ (47,662)	$ (151,090)
Written Options	—	38,261	285,273	323,534
Futures Contracts	—	—	(158,329)	(158,329)
Swap Contracts	—	(127,621)	(492,955)	(620,576)
Forward Contracts	5,567,282	—	—	5,567,282
Total Net Realized Gain (Loss)	$5,463,854	$ (89,360)	$(413,673)	$4,960,821

Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total
Purchased Options	$ —	$ —	$ 191,674	$ 191,674
Written Options	—	15,720	(170,751)	(155,031)
Futures Contracts	—	—	634,872	634,872
Swap Contracts	—	123,201	(2,835,251)	(2,712,050)
Forward Contracts	1,444,218	—	—	1,444,218
Total Net Change in Unrealized Appreciation (Depreciation)	$1,444,218	$138,921	$(2,179,456)	$ (596,317)

Average Notional Amount	Total
Purchased Options (a)	$ 675,000
Written Options	$ (5,236,727)
Purchased Swaptions	$ 10,988,915
Written Swaptions	$ (38,343,180)
Written Inflation—Capped Options	$ (300,000)
Futures Contracts Long	$ 129,667,641
Futures Contracts Short	$(247,846,157)
Swap Contracts Long	$ 81,636,106
Forward Contracts Long (b)	$ 20,405,275
Forward Contracts Short	$(110,812,533)

(a)	Positions were open four months during the reporting period.
(b)	Positions were open eleven months during the reporting period.
(X) Borrowings and other financing transactions summary
The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2021:
Counterparty	Payable for Sale-Buyback Transactions and Reverse Repurchase Agreement	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure (a)
Master Securities Forward Transaction Agreement
Barclays Capital, Inc.	$ (20,612,812)	$ (20,612,812)	$ 20,587,763	$ (25,049)
BNP Paribas S.A.	(46,750,582)	(46,750,582)	46,743,033	(7,549)
Credit Suisse AG	(90,964,999)	(90,964,999)	90,922,617	(42,382)
JPMorgan Chase Bank N.A.	(51,286,250)	(51,286,250)	51,286,250	—
Morgan Stanley & Co. LLC.	(348,736,731)	(348,736,731)	348,681,451	(55,280)
43

Notes to Financial Statements (continued)
Counterparty	Payable for Sale-Buyback Transactions and Reverse Repurchase Agreement	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure (a)
Total Borrowings and Other Financing Transactions	$(558,351,374)	(507,065,124)	506,934,864	(130,260)
(a)	Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity.
Certain Transfers Accounted for as Secured Borrowings
Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Up to 30 days	31-90 days	Greater than 90 days	Total
Sale-Buyback Transactions
U.S. Treasury Obligations	$—	$507,065,124	$—	$—	$507,065,124
Reverse Repurchase Agreements	—	51,286,250	—	—	51,286,250
Total Borrowings	$—	$558,351,374	$—	$—	$558,351,374
Payable for reverse repurchase agreements and sale-buyback financing transactions					$558,351,374

Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. During a portion of the year ended December 31, 2021, the Portfolio reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Pacific Investment Management Company LLC (“ PIMCO” or the “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and PIMCO, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual percentage of the Portfolio’s average daily net assets of 0.50% on all assets. During the year ended December 31, 2021, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.50%.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the Total Annual Portfolio Operating Expenses
(excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Initial Class shares and Service Class shares do not exceed 0.53% and 0.78%, respectively, of the Portfolio's average daily net assets. This agreement will remain in effect until May 1, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the year ended December 31, 2021, New York Life Investments earned fees from the Portfolio in the amount of $2,660,106 and waived fees and/or reimbursed expenses in the amount of $220,423 and paid the Subadvisor fees of $1,330,009.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Prior to February 22, 2021, these services were provided by State Street.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

44	MainStay VP PIMCO Real Return Portfolio

(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
(C) Investments in Affiliates (in 000’s).  During the year ended December 31, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 1,440	$ 214,523	$ (215,248)	$ —	$ —	$ 715	$ —(a)	$ —	715

(a)	Less than $500.

Note 4-Federal Income Tax
As of December 31, 2021, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$695,106,120	$30,053,699	$(1,547,268)	$28,506,431
As of December 31, 2021, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$29,258,738	$(62,730,764)	$(17,516)	$33,138,562	$(350,980)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, cumulative bond amortization, mark to market of forwards contract and straddle loss deferral.
As of December 31, 2021, for federal income tax purposes, capital loss carryforwards of $58,059,670, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$13,105	$44,955
The Portfolio utilized $16,599,808 of capital loss carryforwards during the year ended December 31, 2021.
During the years ended December 31, 2021 and December 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2021	2020
Distributions paid from:
Ordinary Income	$2,072,383	$8,259,563
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Prior to February 22, 2021, these services were provided by State Street. The services provided by State Street were a direct expense of the Portfolio and are included in the Statement of Operations as Custodian fees which totaled $17,058 for the period January 1, 2021 through February 21, 2021.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments

45

Notes to Financial Statements (continued)
based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate ("LIBOR"), whichever is higher. The Credit Agreement expires on July 26, 2022, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2021, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2021, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended December 31, 2021, purchases and sales of U.S. government securities were $563,589 and $371,263, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $484,358 and $476,647, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended December 31, 2021 and December 31, 2020, were as follows:
Initial Class	Shares	Amount
Year ended December 31, 2021:
Shares sold	9,407,567	$ 90,548,340
Shares issued to shareholders in reinvestment of distributions	66,579	649,528
Shares redeemed	(585,627)	(5,698,986)
Net increase (decrease)	8,888,519	$ 85,498,882
Year ended December 31, 2020:
Shares sold	362,350	$ 3,332,081
Shares issued to shareholders in reinvestment of distributions	107,581	998,898
Shares redeemed	(993,417)	(9,122,960)
Net increase (decrease)	(523,486)	$ (4,791,981)

Service Class	Shares	Amount
Year ended December 31, 2021:
Shares sold	7,393,521	$ 70,930,280
Shares issued to shareholders in reinvestment of distributions	146,207	1,422,855
Shares redeemed	(7,696,114)	(73,635,987)
Net increase (decrease)	(156,386)	$ (1,282,852)
Year ended December 31, 2020:
Shares sold	12,408,077	$113,507,422
Shares issued to shareholders in reinvestment of distributions	783,454	7,260,665
Shares redeemed	(7,132,197)	(64,185,409)
Net increase (decrease)	6,059,334	$ 56,582,678
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2021, events and transactions subsequent to December 31, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

46	MainStay VP PIMCO Real Return Portfolio

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MainStay VP Funds Trust and Shareholders of
MainStay VP PIMCO Real Return Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP PIMCO Real Return Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2021, the related statements of operations and cash flows for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2021, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
February 24, 2022
We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.
47

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay VP PIMCO Real Return Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Pacific Investment Management Company LLC (“PIMCO”) with respect to the Portfolio (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 8–9, 2021 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and PIMCO in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2021 through December 2021, including information and materials furnished by New York Life Investments and PIMCO in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or PIMCO that follow investment strategies similar to those of the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Portfolio and investment-related matters for the Portfolio as well as presentations from New York Life Investments and PIMCO personnel. In addition, the Board took into account other information received from New
York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Portfolio by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2021 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by the applicable share classes of the Portfolio, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and PIMCO; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and PIMCO; (iii) the costs of the services provided, and profits realized, by New York Life Investments and PIMCO with respect to their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Portfolio.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and PIMCO. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and PIMCO resulting from, among other things, the Board’s

48	MainStay VP PIMCO Real Return Portfolio

consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to investors and that the Portfolio’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 8–9, 2021 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and PIMCO
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and considered that the Portfolio operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of PIMCO, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of PIMCO and ongoing analysis of, and interactions with, PIMCO with respect to, among other things, the Portfolio’s investment performance and risks as well as PIMCO’s investment capabilities and subadvisory services with respect to the Portfolio.
The Board also considered the range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Portfolio’s compliance program;
(iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Portfolio. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Portfolio and noted that New York Life Investments is responsible for compensating the Trust’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that PIMCO provides to the Portfolio and considered the terms of each of the Advisory Agreements. The Board evaluated PIMCO’s experience and performance in serving as subadvisor to the Portfolio and advising other portfolios and PIMCO’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at PIMCO and New York Life Investments’ and PIMCO’s overall resources, legal and compliance environment, capabilities, reputation and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and PIMCO and acknowledged their commitment to further developing and strengthening compliance programs relating to the Portfolio. The Board reviewed PIMCO’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the qualifications and experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and PIMCO regarding the operations of their respective business continuity plans in response to the ongoing COVID-19 pandemic, including the remote working environment.
Based on these considerations, the Board concluded that the Portfolio would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio’s benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment
49

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Portfolio as compared to peer funds.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance attributable to PIMCO as well as discussions between the Portfolio’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or PIMCO had taken, or had agreed to take, to seek to enhance Portfolio investment performance and the results of those actions.
Based on these considerations, the Board concluded that its review of the Portfolio’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits Realized, by New York Life Investments and PIMCO
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates and PIMCO due to their relationships with the Portfolio. The Board considered that PIMCO’s subadvisory fee had been negotiated at arm’s-length by New York Life Investments and that this fee is paid by New York Life Investments, not the Portfolio, and the relevance of PIMCO’s profitability was considered by the Trustees in that context. On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Portfolio.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and PIMCO and profits realized by New York Life Investments and its affiliates and PIMCO, the Board considered, among other factors, New York Life Investments’ and its affiliates’ and PIMCO’s continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fee for the Portfolio. The Board also considered the financial resources of New York Life Investments and PIMCO and acknowledged that New York Life Investments and PIMCO must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and PIMCO to continue to provide high-quality services to the Portfolio. The Board recognized that the Portfolio benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Portfolio and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. In this regard, the Board also requested and considered information from New York Life Investments concerning other material business relationships between PIMCO and its affiliates and New York Life Investments and its affiliates. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the potential rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.
The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Portfolio to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New

50	MainStay VP PIMCO Real Return Portfolio

York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolio were not excessive. With respect to PIMCO, the Board considered that any profits realized by PIMCO due to its relationship with the Portfolio are the result of arm’s-length negotiations between New York Life Investments and PIMCO, acknowledging that any such profits are based on the subadvisory fee paid to PIMCO by New York Life Investments, not the Portfolio.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fees paid under each of the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments because the subadvisory fee paid to PIMCO is paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and PIMCO on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and those of the similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of voluntary waivers and expense limitation arrangements on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.
Based on the factors outlined above, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Portfolio’s expense structure permits economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Portfolio’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.
51

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
52	MainStay VP PIMCO Real Return Portfolio

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Portfolio are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolio. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a
Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Nolan reached the age of 75 during the calendar year 2021. Accordingly, Mr. Nolan retired at the end of calendar year 2021, at which time, Ms. Hammond became a Trustee of the Portfolio. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Portfolio (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Yie-Hsin Hung* 1962	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010	78	MainStay Funds: Trustee since 2017 (12 Funds);
MainStay Funds Trust: Trustee since 2017 (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2017;
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee
since March 2021; and
Turtle Beach Corporation: Director since April 2021
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
53

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021;VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Committee since 2018
Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007***	President, Strategic Management Advisors LLC since 1990	78	MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 Funds); MainStay Funds Trust: Chairman since 2017 and Trustee since 1990 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay Funds: Trustee since 2006 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Richard H. Nolan, Jr.**** 1946	MainStay VP Funds Trust: Trustee since 2006***	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay Funds: Trustee since 2007 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Independent Trustees
54	MainStay VP PIMCO Real Return Portfolio

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (12 Funds);
MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (33 Funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Trustee since 2018, Chair of the Special Committee since 2019; and
Rhode Island School of Design: Trustee and Chair of the Finance Committee since 2015

Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC since 2018; President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 Funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 Funds); MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Allstate Corporation: Director since 2015;
Partners in Health:Trustee since 2019 and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay Funds: Trustee since 1994 (12 Funds);
MainStay Funds Trust: Trustee since 2007 (33 Funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Fund; Trustee since June 2021
**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
****	Pursuant to the Board's retirement policy, Mr. Nolan retired from the Board effective December 31, 2021.
Independent Trustees
55

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay VP Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since January 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust since 2017** and MainStay CBRE Global Infrastructure Megatrends Fund since 2021; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust since 2007**	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds Trust since 2009, MainStay Funds since 2007 and MainStay CBRE Global Infrastructure Megatrends Fund since 2021; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay VP Funds Trust since 2021, and 2014 to 2020	Vice President and Chief Compliance Officer, New York Life Investments Alternatives LLC and New York Life Investment Management Holdings LLC (since 2020); Vice President (since 2018) and Chief Compliance Officer (since 2016), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, IndexIQ Advisors LLC, IndexIQ Holdings Inc., IndexIQ LLC and IndexIQ Trust (since 2017); Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021), MainStay Funds, MainStay Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2021 and 2014 to 2020); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust since 2010**	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds and MainStay Funds Trust since 2010 and MainStay CBRE Global Infrastructure Megatrends Fund since 2021
Scott T. Harrington 1959	Vice President— Administration, MainStay VP Funds Trust since 2005**	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay Funds Trust since 2009 and MainStay Funds since 2005 and MainStay CBRE Global Infrastructure Megatrends Fund since 2021
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
56	MainStay VP PIMCO Real Return Portfolio

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP MacKay S&P 500 Index Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP T. Rowe Price Equity Income Portfolio1
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Brown Advisory LLC
Baltimore, Maryland
Candriam Belgium S.A.*
Brussels, Belgium
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Capital Management LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
T. Rowe Price Associates, Inc.
Baltimore, Maryland
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
Effective on or about May 1, 2022, the MainStay VP T. Rowe Price Equity Income Portfolio will be renamed the MainStay VP American Century Sustainable Equity Portfolio.
Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC
Not part of the Annual Report

2021 Annual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2022 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
1802531	MSVPPRR11-02/22
(NYLIAC) NI528

Item 2. Code	of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). During the period covered by this report, no amendments were made to the provisions. A copy of the Code is filed herewith. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report. A copy of the Code is filed herewith.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that the Registrant has three audit committee financial experts serving on its Audit Committee. The Audit Committee financial experts are Alan R. Latshaw, David H. Chow and Susan B. Kerley. Mr. Latshaw, Mr. Chow and Ms. Kerley are “independent” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees billed for the fiscal year ended December 31, 2021 for professional services rendered by PricewaterhouseCoopers LLP (“PwC”) for the audit of the Registrant’s annual financial statements or services that are normally provided by PwC in connection with statutory and regulatory filings or engagements for that fiscal year were $1,793,970.

The aggregate fees billed for the fiscal year ended December 31, 2020 for professional services rendered by PwC for the audit of the Registrant’s annual financial statements or services that are normally provided by PwC in connection with statutory and regulatory filings or engagements for that fiscal year were $1,773,200.

(b) Audit-Related Fees

The aggregate fees billed for assurance and related services by PwC that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were: (i) $0 for the fiscal year ended December 31, 2021, and (ii) $0 for the fiscal year ended December 31, 2020.

(c)   Tax Fees

The aggregate fees billed for professional services rendered by PwC for tax compliance, tax advice, and tax planning were: (i) $0 during the fiscal year ended December 31, 2021; and (ii) $0 during the fiscal year ended December 31, 2020. These services primarily included preparation of federal, state and local income tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.

(d)   All Other Fees

The aggregate fees billed for products and services provided by PwC, other than the services reported in paragraphs (a) through (c) of this Item were: (i) $0 during the fiscal year ended December 31, 2021; and (ii) $0 during the fiscal year ended December 31, 2020.

(e)   Pre-Approval Policies and Procedures

(1)

The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting. To date, the Audit Committee has not delegated such authority.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)   There were no hours expended on PwC’s engagement to audit the Registrant’s financial statements for the most recent fiscal year was attributable to work performed by persons other than PwC’s full-time, permanent employees.

(g)   All non-audit fees billed by PwC for services rendered to the Registrant for the fiscal years ended December 31, 2021 and December 31, 2020 are disclosed in 4(b)-(d) above.

The aggregate non-audit fees billed by PwC for services rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately: (i) $3,300,000 for the fiscal year ended December 31, 2021; and (ii) $2,435,000 for the fiscal year ended December 31, 2020.

(h) The Registrant’s Audit Committee has determined that the non-audit services rendered by PwC for the fiscal year ended December 31, 2021 to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the respective independence of PwC during the relevant time period.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Investments.

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of Ethics

(a)(2)	Section 302 Certifications are attached

(b)	Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY VP FUNDS TRUST

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis
President and Principal Executive Officer

Date:	March 7, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis
President and Principal Executive Officer

Date:	March 7, 2022

By:	/s/ Jack R. Benintende
Jack R. Benintende
Treasurer and Principal Financial and Accounting Officer

Date:	March 7, 2022